UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-08090

                         Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1300 South Clinton Street

                             Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Ronald A. Holinsky, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

                                 Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code: (260) 455-3404

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lincoln Variable Insurance Products Trust:
LVIP American Allocation Funds
LVIP American Balanced Allocation Fund
LVIP American Income Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP American Global Allocation Managed Risk Funds:
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Preservation Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Multi-Asset Income Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP Clearbridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund
LVIP Delaware Foundation® Conservative Allocation Fund
LVIP Delaware Foundation® Moderate Allocation Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Allocation Funds
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Allocation Managed Risk Funds:
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund

LVIP Global Income Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile Target Maturity Funds:
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP Managed Risk Profile 2050 Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Allocation Funds
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Funds
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Small/Mid-Cap 200 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

Despite a volatile start to the year, domestic equity markets delivered their 8th consecutive year of positive returns. Throughout the year, signs of a strengthening domestic economy and improvement in corporate earnings outweighed broader global macroeconomic concerns. Markets closed the politically charged year with a sense of optimism around the prospect for fiscal stimulus and regulatory reform. This resulted in renewed interest in higher beta assets, suggesting that confidence may in fact be the cheapest form of stimulus.

2016 began with declining equity markets and increased volatility due to concerns about decelerating global economic growth, declining oil prices and reduced earnings estimates. Global interest rates declined to record lows, and credit spreads widened materially, coinciding with an underperformance of riskier assets.

However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016.

Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was cautious. After the unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations of increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. Because such policies often contribute to higher inflation, these expectations also led to swift increases in U.S. interest rates (and international interest rates to a lesser extent). While the Federal Reserve only hiked the fed funds rate by 0.25% in 2016 many believe there will be meaningful interest rate increases in 2017 and 2018, as inflation is expected, by many, to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the

U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

Other highlights from the year included:

•	For the 2nd consecutive year, the Federal Reserve raised short-term interest rates in December.

•	Tightening monetary policy led the US Dollar Index to its highest level since 2002.

•	After hitting the lowest levels since 2003, crude oil finished the year up 45%.

•	The S&P 500 experienced its longest positive run since 1991-1999.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2017.

Sincerely,

Jayson R. Bronchetti

President, Lincoln Variable Insurance Products Trust

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

Despite a volatile start to the year, domestic equity markets delivered their 8th consecutive year of positive returns. Throughout the year, signs of a strengthening domestic economy and improvement in corporate earnings outweighed broader global macroeconomic concerns. Markets closed the politically charged year with a sense of optimism around the prospect for fiscal stimulus and regulatory reform. This resulted in renewed interest in higher beta assets, suggesting that confidence may in fact be the cheapest form of stimulus.

2016 began with declining equity markets and increased volatility due to concerns about decelerating global economic growth, declining oil prices and reduced earnings estimates. Global interest rates declined to record lows, and credit spreads widened materially, coinciding with an underperformance of riskier assets.

However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016.

Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was cautious. After the unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations of increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. Because such policies often contribute to higher inflation, these expectations also led to swift increases in U.S. interest rates (and international interest rates to a lesser extent). While the Federal Reserve only hiked the fed funds rate by 0.25% in 2016 many believe there will be meaningful interest rate increases in 2017 and 2018, as inflation is expected, by many, to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the

U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

Other highlights from the year included:

•	For the 2nd consecutive year, the Federal Reserve raised short-term interest rates in December.

•	Tightening monetary policy led the US Dollar Index to its highest level since 2002.

•	After hitting the lowest levels since 2003, crude oil finished the year up 45%.

•	The S&P 500 experienced its longest positive run since 1991-1999.

Throughout 2016 we made a series of modifications to our LVIP fund line-up to in order to provide a more robust universe of equity, fixed income, passive, rules based and traditionally actively managed investment options. As we move into 2017, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance.

Following is a brief summary of some of the enhancements we made to the LVIP funds, which are designed to help you continue to achieve returns while managing the risks in your portfolio:

•	Increased execution expertise in support of our risk managed funds.

•	Utilized factor based research to drive value added diversification and optimal portfolio construction.

•	Broadened our line-up of Fixed Income and Exchange Traded Fund (ETF) based solutions.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2017.

Sincerely,

Jayson R. Bronchetti

President, Lincoln Variable Insurance Products Trust

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP American Allocation Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

The LVIP American Balanced Allocation Fund returned 6.20% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Balanced Allocation Composite1, returned 5.83%; and its broad-based benchmark index, the S&P 500® Index2, returned 11.96%.

The LVIP American Growth Allocation Fund returned 6.45% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Growth Allocation Composite3, returned 5.88%; and its broad-based benchmark index, the S&P 500 Index, returned 11.96%.

The LVIP American Income Allocation Fund returned 5.62% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Income Allocation Composite4, returned 5.28%; and its broad-based benchmark index, the Bloomberg Barclays Capital U.S. Aggregate Bond Index5, returned 2.65%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe there will be more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Funds are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds, which have investment processes that emphasize stock selection based on bottom up fundamental research. The equity portion of the LVIP American Allocation Funds generally performed in line with the equity portion of their composite benchmarks during 2016, as strong performance by the underlying funds offset negative asset allocation decisions. The fixed income allocations within the LVIP American Allocation Funds generally outperformed the fixed income portion of their composite benchmarks during 2016, as allocations to high yield contributed to returns.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Jay Shearon Amritansh Tewary Alex Zeng

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP American Balanced Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,207 for the Standard Class shares and to $14,870 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/16. The same $10,000 investment would have increased to $15,995 and $22,809, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	6.20%
Five Years	+	7.43%
Inception (8/2/10)	+	6.74%
Service Class Shares
One Year	+	5.83%
Five Years	+	7.05%
Inception (8/2/10)	+	6.37%

LVIP American Growth Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,708 for the Standard Class shares and to $15,362 for the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/16. The same $10,000 would have increased to $16,311 and $22,809, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	6.45%
Five Years	+	8.26%
Inception (8/2/10)	+	7.29%
Service Class Shares
One Year	+	6.08%
Five Years	+	7.88%
Inception (8/2/10)	+	6.91%

LVIP American Allocation Funds–2

LVIP American Allocation Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP American Income Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,161 for the Standard Class shares and to $13,848 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Bloomberg Barclays Capital U.S. Aggregate Bond Index did from 8/2/10 through 12/31/16. The same $10,000 would have increased to $15,000 and $12,053, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	5.62%
Five Years	+	5.69%
Inception (8/2/10)	+	5.57%
Service Class Shares
One Year	+	5.25%
Five Years	+	5.32%
Inception (8/2/10)	+	5.20%
1.

The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Barclays Capital U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

3.

The Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Bloomberg Barclays Capital U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE® NR Index.

4.

The Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Bloomberg Barclays Capital U.S. Aggregate Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.

5.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP American Allocation Funds–3

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). The Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Balanced Allocation Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,023.10	0.23%	$1.17
Service Class Shares	1,000.00	1,021.20	0.58%	2.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.98	0.23%	$1.17
Service Class Shares	1,000.00	1,022.22	0.58%	2.95

LVIP American Growth Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,033.40	0.21%	$1.07
Service Class Shares	1,000.00	1,031.50	0.56%	2.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.08	0.21%	$1.07
Service Class Shares	1,000.00	1,022.32	0.56%	2.85

LVIP American Income Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,007.60	0.25%	$1.26
Service Class Shares	1,000.00	1,005.90	0.60%	3.03
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.12	0.60%	3.05

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP American Allocation Funds–4

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

Each Fund operates under a fund of funds structure. Each Fund invests a substantial portion of its assets in other investment companies (“Underlying Funds”). In addition to the Funds’ expenses reflected on page 4, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table on page 4 does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Allocation Funds–5

LVIP American Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2016

LVIP American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.00%
Fixed Income Fund	3.00%
Unaffiliated Investments	97.25%
Asset Allocation Fund	18.18%
Equity Funds	27.11%
Fixed Income Funds	31.11%
International Equity Funds	18.85%
International Fixed Income Fund	1.99%
Money Market Fund	0.01%
Total Value of Securities	100.25%
Liabilities Net of Receivables and Other Assets	(0.25%	)
Total Net Assets	100.00%

LVIP American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.00%
Fixed Income Fund	3.00%
Unaffiliated Investments	97.15%
Asset Allocation Fund	15.15%
Equity Funds	30.13%
Fixed Income Funds	23.09%
International Equity Funds	28.78%
Total Value of Securities	100.15%
Liabilities Net of Receivables and Other Assets	(0.15%	)
Total Net Assets	100.00%

LVIP American Income Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investments	100.21%
Asset Allocation Fund	17.14%
Equity Funds	20.07%
Fixed Income Funds	54.09%
International Equity Funds	6.92%
International Fixed Income Fund	1.99%
Total Value of Securities	100.21%
Liabilities Net of Receivables and Other Assets	(0.21%	)
Total Net Assets	100.00%

LVIP American Allocation Funds–6

LVIP American Balanced Allocation Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–3.00%
Fixed Income Fund–3.00%
✢American Funds Insurance Series®– Mortgage Bond Fund	2,347,965	$24,794,514

		24,794,514

Total Affiliated Investment (Cost $24,061,855)		24,794,514

UNAFFILIATED INVESTMENTS–97.25%
Asset Allocation Fund–18.18%
²American Funds®– Capital Income Builder	2,602,994	150,010,516

		150,010,516

Equity Funds–27.11%
²American Funds®– AMCAP Fund	1,501,145	41,236,440
American Mutual Fund	1,810,058	66,682,533
✢American Funds Insurance Series®– Blue Chip Income & Growth Fund	3,680,842	49,801,790
Growth Fund	490,672	33,017,321
Growth-Income Fund	743,035	32,998,185

		223,736,269

Fixed Income Funds–31.11%
✢American Funds Insurance Series®– Bond Fund	22,219,939	239,975,337
High-Income Bond Fund	1,644,200	16,737,955

		256,713,292

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
International Equity Funds–18.85%
✢American Funds Insurance Series®– Global Growth & Income Fund	1,268,314	$16,513,448
Global Growth Fund	684,178	16,454,478
Global Small Capitalization Fund	1,616,701	32,722,024
International Fund	3,878,913	65,243,318
New World Fund	1,247,340	24,597,543

		155,530,811

International Fixed Income Fund–1.99%
✢American Funds Insurance Series®– Global Bond Fund	1,467,729	16,467,923

		16,467,923

Money Market Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	73,500	73,500

		73,500

Total Unaffiliated Investments (Cost $757,361,476)		802,532,311

TOTAL VALUE OF SECURITIES–100.25% (Cost $781,423,331)	827,326,825
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.25%)	(2,065,572)

NET ASSETS APPLICABLE TO 69,581,043 SHARES OUTSTANDING–100.00%	$825,261,253

²	Class R-6 shares.
✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–7

LVIP American Growth Allocation Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–3.00%
Fixed Income Fund–3.00%
✢American Funds Insurance Series®– Mortgage Bond Fund	2,364,259	$24,966,580

		24,966,580

Total Affiliated Investment (Cost $24,579,503)		24,966,580

UNAFFILIATED INVESTMENTS–97.15%
Asset Allocation Fund–15.15%
²American Funds®– Capital Income Builder	2,184,185	125,874,595

		125,874,595

Equity Funds–30.13%
²American Funds®– AMCAP Fund	1,511,500	41,520,895
American Mutual Fund	2,050,337	75,534,416
✢American Funds Insurance Series®– Blue Chip Income & Growth Fund	4,323,891	58,502,242
Growth Fund	370,540	24,933,642
Growth-Income Fund	1,122,257	49,839,416

		250,330,611

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
Fixed Income Funds–23.09%
✢American Funds Insurance Series®– Bond Fund	16,199,986	$174,959,845
High-Income Bond Fund	1,655,486	16,852,844

		191,812,689

International Equity Funds–28.78%
²American Funds®– EuroPacific Growth Fund	365,224	16,449,683
✢American Funds Insurance Series®– Global Growth & Income Fund	1,915,651	24,941,782
Global Growth Fund	1,033,396	24,853,178
Global Small Capitalization Fund	2,034,960	41,187,594
International Fund	5,860,494	98,573,514
New World Fund	1,674,978	33,030,574

		239,036,325

Total Unaffiliated Investments (Cost $757,089,942)		807,054,220

TOTAL VALUE OF SECURITIES–100.15% (Cost $781,669,445)	832,020,800
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(1,258,737)

NET ASSETS APPLICABLE TO 68,080,110 SHARES OUTSTANDING–100.00%	$830,762,063

²	Class R-6 shares.
✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–8

LVIP American Income Allocation Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS–100.21%
Asset Allocation Fund–17.14%
²American Funds®– Capital Income Builder	574,938	$33,133,665

		33,133,665

Equity Funds–20.07%
²American Funds®– AMCAP Fund	280,932	7,717,205
American Mutual Fund	370,504	13,649,376
✢American Funds Insurance Series®– Blue Chip Income & Growth Fund	574,043	7,766,800
Growth Fund	86,087	5,792,795
Growth-Income Fund	86,905	3,859,444

		38,785,620

Fixed Income Funds–54.09%
²American Funds®– Intermediate Bond Fund of America	290,276	3,872,288
✢American Funds Insurance Series®– Bond Fund	7,705,771	83,222,326
High-Income Bond Fund	576,920	5,873,043
Mortgage Bond Fund	732,199	7,732,019
U.S. Government/AAA-Rated Securities Fund	320,556	3,862,702

		104,562,378

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
International Equity Funds–6.92%
✢American Funds Insurance Series®– Global Small Capitalization Fund	189,070	$3,826,769
International Fund	339,828	5,715,906
New World Fund	194,216	3,829,946

		13,372,621

International Fixed Income Fund–1.99%
✢American Funds Insurance Series®– Global Bond Fund	343,248	3,851,240

		3,851,240

Total Unaffiliated Investments (Cost $187,402,120)		193,705,524

TOTAL VALUE OF SECURITIES–100.21% (Cost $187,402,120)	193,705,524
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.21%)	(398,410)

NET ASSETS APPLICABLE TO 17,423,916 SHARES OUTSTANDING–100.00%	$193,307,114

²	Class R-6 shares.
✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–9

LVIP American Allocation Funds

Statements of Assets and Liabilities

December 31, 2016

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
ASSETS:
Affiliated investment, at value	$24,794,514	$24,966,580	$—
Unaffiliated investments, at value	802,532,311	807,054,220	193,705,524

Total investments, at value	827,326,825	832,020,800	193,705,524
Receivable for fund shares sold	533,344	—	—
Dividends receivable from investments	5,557	97	29,255
Cash	16	—	—
Receivable for investments sold	—	885,764	16,717

TOTAL ASSETS	827,865,742	832,906,661	193,751,496

LIABILITIES:
Payable for fund shares redeemed	2,127,778	850,956	286,943
Due to manager and affiliates	376,689	381,643	88,540
Payable for investments purchased	73,500	—	28,895
Other accrued expenses payable	26,522	26,240	22,949
Cash due to custodian	—	885,759	17,055

TOTAL LIABILITIES	2,604,489	2,144,598	444,382

TOTAL NET ASSETS	$825,261,253	$830,762,063	$193,307,114

Affiliated investment, at cost	$24,061,855	$24,579,503	$—
Unaffiliated investments, at cost	757,361,476	757,089,942	187,402,120

Total investments, at cost	$781,423,331	$781,669,445	$187,402,120

Standard Class:
Net Assets	$30,474,190	$15,461,537	$7,771,995
Shares Outstanding	2,568,511	1,266,633	700,289
Net Asset Value Per Share	$11.865	$12.207	$11.098

Service Class:
Net Assets	$794,787,063	$815,300,526	$185,535,119
Shares Outstanding	67,012,532	66,813,477	16,723,627
Net Asset Value Per Share	$11.860	$12.203	$11.094

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$768,180,934	$764,676,344	$186,193,398
Accumulated net realized gain on investments	11,176,825	15,734,364	810,312
Net unrealized appreciation of investments	45,903,494	50,351,355	6,303,404

TOTAL NET ASSETS	$825,261,253	$830,762,063	$193,307,114

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds—10

LVIP American Allocation Funds

Statements of Operations

Year Ended December 31, 2016

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$17,309,139	$16,695,205	$4,447,205
Dividends from affiliated investment	472,268	474,467	—

	17,781,407	17,169,672	4,447,205

EXPENSES:
Distribution expenses-Service Class	2,765,288	2,853,169	647,052
Management fees	2,054,688	2,075,014	481,236
Accounting and administration expenses	98,328	99,072	45,945
Professional fees	37,150	37,305	24,173
Reports and statements to shareholders	24,503	19,487	8,287
Trustees’ fees and expenses	21,750	21,972	5,047
Custodian fees	14,555	14,260	6,534
Consulting fees	2,186	2,181	1,797
Pricing fees	79	83	25
Other	10,944	11,839	2,360

	5,029,471	5,134,382	1,222,456
Less management fees waived	(410,938)	(415,003)	(96,247)

Total operating expenses	4,618,533	4,719,379	1,126,209

NET INVESTMENT INCOME	13,162,874	12,450,293	3,320,996

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investments	27,368,340	33,335,253	4,138,428
Distributions from affiliated investment	254,111	256,823	—
Sale of affiliated investment	18,163	25,309	—
Sale of unaffiliated investments	(8,267,281)	(9,167,706)	(1,077,978)

Net realized gain	19,373,333	24,449,679	3,060,450

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	14,011,616	12,845,929	3,322,592
Affiliated investment	(143,163)	(139,826)	—

Net change in unrealized appreciation (depreciation)	13,868,453	12,706,103	3,322,592

NET REALIZED AND UNREALIZED GAIN	33,241,786	37,155,782	6,383,042

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,404,660	$49,606,075	$9,704,038

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–11

LVIP American Allocation Funds

Statements of Changes in Net Assets

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,162,874	$12,765,818	$12,450,293	$12,771,305	$3,320,996	$3,106,600
Net realized gain	19,373,333	41,088,684	24,449,679	45,763,540	3,060,450	6,994,934
Net change in unrealized appreciation (depreciation)	13,868,453	(62,089,964)	12,706,103	(68,586,717)	3,322,592	(11,822,374)

Net increase (decrease) in net assets resulting from operations	46,404,660	(8,235,462)	49,606,075	(10,051,872)	9,704,038	(1,720,840)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(641,069)	(895,481)	(312,758)	(406,752)	(176,601)	(232,766)
Service Class	(14,073,966)	(20,426,594)	(13,697,791)	(21,036,229)	(3,586,143)	(4,995,935)
Net realized gain:
Standard Class	(1,471,927)	(986,738)	(706,457)	(633,093)	(209,830)	(233,384)
Service Class	(32,803,483)	(26,357,700)	(38,155,745)	(33,644,518)	(5,116,191)	(5,249,158)

	(48,990,445)	(48,666,513)	(52,872,751)	(55,720,592)	(9,088,765)	(10,711,243)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,029,343	5,885,735	4,974,358	2,135,749	1,644,173	1,936,101
Service Class	83,162,842	96,801,578	60,262,671	88,812,884	34,037,807	32,205,129
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,112,996	1,882,219	1,019,215	1,039,845	386,431	466,150
Service Class	46,877,448	46,784,294	51,853,536	54,680,747	8,702,334	10,245,093

	143,182,629	151,353,826	118,109,780	146,669,225	44,770,745	44,852,473

Cost of shares redeemed:
Standard Class	(12,696,961)	(6,390,843)	(4,341,222)	(3,871,217)	(1,637,747)	(2,891,513)
Service Class	(115,338,686)	(125,346,513)	(112,969,084)	(104,933,095)	(35,409,021)	(56,512,008)

	(128,035,647)	(131,737,356)	(117,310,306)	(108,804,312)	(37,046,768)	(59,403,521)

Increase (decrease) in net assets derived from capital share transactions	15,146,982	19,616,470	799,474	37,864,913	7,723,977	(14,551,048)

NET INCREASE (DECREASE) IN NET ASSETS	12,561,197	(37,285,505)	(2,467,202)	(27,907,551)	8,339,250	(26,983,131)
NET ASSETS:
Beginning of year	812,700,056	849,985,561	833,229,265	861,136,816	184,967,864	211,950,995

End of year	$825,261,253	$812,700,056	$830,762,063	$833,229,265	$193,307,114	$184,967,864

Undistributed net investment income	$—	$—	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.893	$12.768	$12.820	$11.416	$10.545

Income (loss) from investment operations:
Net investment income[1]	0.235	0.237	0.279	0.246	0.270
Net realized and unrealized gain (loss)	0.503	(0.328)	0.453	1.463	0.947

Total from investment operations	0.738	(0.091)	0.732	1.709	1.217

Less dividends and distributions from:
Net investment income	(0.256)	(0.363)	(0.297)	(0.257)	(0.337)
Net realized gain	(0.510)	(0.421)	(0.487)	(0.048)	(0.009)

Total dividends and distributions	(0.766)	(0.784)	(0.784)	(0.305)	(0.346)

Net asset value, end of period	$11.865	$11.893	$12.768	$12.820	$11.416

Total return[2]	6.20%	(0.68% )	5.74%	14.98%	11.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,474	$30,201	$30,939	$29,314	$17,492
Ratio of expenses to average net assets[3]	0.23%	0.22%	0.22%	0.22%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.28%	0.27%	0.27%	0.28%	0.28%
Ratio of net investment income to average net assets	1.94%	1.85%	2.13%	2.01%	2.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.89%	1.80%	2.08%	1.95%	2.32%
Portfolio turnover	30%	25%	19%	49%	24%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–13

LVIP American Balanced Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.890	$12.765	$12.818	$11.416	$10.549

Income (loss) from investment operations:
Net investment income[1]	0.192	0.192	0.233	0.202	0.231
Net realized and unrealized gain (loss)	0.501	(0.328)	0.452	1.462	0.945

Total from investment operations	0.693	(0.136)	0.685	1.664	1.176

Less dividends and distributions from:
Net investment income	(0.213)	(0.318)	(0.251)	(0.214)	(0.300)
Net realized gain	(0.510)	(0.421)	(0.487)	(0.048)	(0.009)

Total dividends and distributions	(0.723)	(0.739)	(0.738)	(0.262)	(0.309)

Net asset value, end of period	$11.860	$11.890	$12.765	$12.818	$11.416

Total return[2]	5.83%	(1.03% )	5.37%	14.59%	11.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$794,787	$782,499	$819,047	$778,627	$685,676
Ratio of expenses to average net assets[3]	0.58%	0.57%	0.57%	0.57%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.63%	0.62%	0.62%	0.63%	0.63%
Ratio of net investment income to average net assets	1.59%	1.50%	1.78%	1.66%	2.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	1.45%	1.73%	1.60%	1.97%
Portfolio turnover	30%	25%	19%	49%	24%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$12.265	$13.298	$13.297	$11.526	$10.485

Income (loss) from investment operations:
Net investment income[1]	0.229	0.243	0.287	0.247	0.253
Net realized and unrealized gain (loss)	0.561	(0.369)	0.459	1.820	1.120

Total from investment operations	0.790	(0.126)	0.746	2.067	1.373

Less dividends and distributions from:
Net investment income	(0.251)	(0.370)	(0.303)	(0.247)	(0.327)
Net realized gain	(0.597)	(0.537)	(0.442)	(0.049)	(0.005)

Total dividends and distributions	(0.848)	(0.907)	(0.745)	(0.296)	(0.332)

Net asset value, end of period	$12.207	$12.265	$13.298	$13.297	$11.526

Total return[2]	6.45%	(0.89% )	5.63%	17.94%	13.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,462	$13,884	$15,753	$14,903	$10,649
Ratio of expenses to average net assets[3]	0.22%	0.22%	0.22%	0.22%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.27%	0.27%	0.27%	0.28%	0.29%
Ratio of net investment income to average net assets	1.84%	1.82%	2.11%	1.97%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	1.77%	2.06%	1.91%	2.17%
Portfolio turnover	30%	23%	19%	42%	18%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–15

LVIP American Growth Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$12.263	$13.295	$13.295	$11.527	$10.490

Income (loss) from investment operations:
Net investment income[1]	0.185	0.196	0.239	0.202	0.214
Net realized and unrealized gain (loss)	0.560	(0.368)	0.458	1.818	1.118

Total from investment operations	0.745	(0.172)	0.697	2.020	1.332

Less dividends and distributions from:
Net investment income	(0.208)	(0.323)	(0.255)	(0.203)	(0.290)
Net realized gain	(0.597)	(0.537)	(0.442)	(0.049)	(0.005)

Total dividends and distributions	(0.805)	(0.860)	(0.697)	(0.252)	(0.295)

Net asset value, end of period	$12.203	$12.263	$13.295	$13.295	$11.527

Total return[2]	6.08%	(1.23% )	5.26%	17.53%	12.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$815,300	$819,345	$845,384	$783,260	$642,165
Ratio of expenses to average net assets[3]	0.57%	0.57%	0.57%	0.57%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.62%	0.62%	0.62%	0.63%	0.64%
Ratio of net investment income to average net assets	1.49%	1.47%	1.76%	1.62%	1.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.44%	1.42%	1.71%	1.56%	1.82%
Portfolio turnover	30%	23%	19%	42%	18%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–16

LVIP American Income Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.047	$11.827	$11.937	$11.208	$10.660

Income (loss) from investment operations:
Net investment income[1]	0.234	0.226	0.266	0.231	0.286
Net realized and unrealized gain (loss)	0.388	(0.310)	0.469	0.771	0.635

Total from investment operations	0.622	(0.084)	0.735	1.002	0.921

Less dividends and distributions from:
Net investment income	(0.258)	(0.361)	(0.300)	(0.254)	(0.365)
Net realized gain	(0.313)	(0.335)	(0.545)	(0.019)	(0.008)

Total dividends and distributions	(0.571)	(0.696)	(0.845)	(0.273)	(0.373)

Net asset value, end of period	$11.098	$11.047	$11.827	$11.937	$11.208

Total return[2]	5.62%	(0.70% )	6.20%	8.95%	8.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,772	$7,355	$8,346	$6,351	$5,799
Ratio of expenses to average net assets[3]	0.25%	0.25%	0.24%	0.25%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.29%	0.30%	0.31%
Ratio of net investment income to average net assets	2.06%	1.91%	2.17%	1.97%	2.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.01%	1.86%	2.12%	1.92%	2.48%
Portfolio turnover	31%	31%	22%	61%	30%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–17

LVIP American Income Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.044	$11.823	$11.934	$11.207	$10.663

Income (loss) from investment operations:
Net investment income[1]	0.194	0.184	0.223	0.190	0.247
Net realized and unrealized gain (loss)	0.387	(0.308)	0.468	0.769	0.633

Total from investment operations	0.581	(0.124)	0.691	0.959	0.880

Less dividends and distributions from:
Net investment income	(0.218)	(0.320)	(0.257)	(0.213)	(0.328)
Net realized gain	(0.313)	(0.335)	(0.545)	(0.019)	(0.008)

Total dividends and distributions	(0.531)	(0.655)	(0.802)	(0.232)	(0.336)

Net asset value, end of period	$11.094	$11.044	$11.823	$11.934	$11.207

Total return[2]	5.25%	(1.04% )	5.84%	8.57%	8.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$185,535	$177,613	$203,605	$208,183	$195,751
Ratio of expenses to average net assets[3]	0.60%	0.60%	0.59%	0.60%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.65%	0.64%	0.65%	0.66%
Ratio of net investment income to average net assets	1.71%	1.56%	1.82%	1.62%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	1.51%	1.77%	1.57%	2.13%
Portfolio turnover	31%	31%	22%	61%	30%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–18

LVIP American Allocation Funds

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are non-diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Funds’ shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a substantial portion of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on each Funds’ federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP American Allocation Funds–19

LVIP American Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the average daily net assets of each Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (“Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administrative	$47,449	$47,936	$11,074
Legal	10,575	10,698	2,467

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Trading operation	$9,553	$9,670	$2,231

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Printing and mailing	$16,757	$11,596	$4,127

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or other, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP American Allocation Funds–20

LVIP American Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Funds had liabilities payable to affiliates as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$140,228	$140,450	$33,052
Distribution fees payable to LFD	236,461	241,193	55,488

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2016, were as follows:

LVIP American Balanced Allocation Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
American Funds Insurance Series® - Mortgage Bond Fund	$24,562,867	$3,524,071	$3,167,423	$18,163	$24,794,514	$472,268	$254,111

LVIP American Growth Allocation Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
American Funds Insurance Series® - Mortgage Bond Fund	$25,208,989	$3,342,600	$3,470,492	$25,309	$24,966,580	$474,467	$256,823

3. Investments

For the year ended December 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$252,754,288	$253,351,452	$65,449,066
Sales	244,602,212	258,325,715	59,073,078

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$791,235,716	$793,235,754	$189,510,317

Aggregate unrealized appreciation	$51,636,756	$54,996,262	$8,326,199
Aggregate unrealized depreciation	(15,545,647)	(16,211,216)	(4,130,992)

Net unrealized appreciation	$36,091,109	$38,785,046	$4,195,207

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

LVIP American Allocation Funds–21

LVIP American Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Affiliated Investment	$ 24,794,514	$ 24,966,580	$ —
Unaffiliated Investments	802,532,311	807,054,220	193,705,524

Total	$827,326,825	$832,020,800	$193,705,524

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2016
Ordinary income	$14,426,469	$13,735,604	$ 3,732,549
Long-term capital gains	34,563,976	39,137,147	5,356,216

Total	$48,990,445	$52,872,751	$ 9,088,765

Year ended December 31, 2015
Ordinary income	$17,499,963	$16,851,652	$ 4,485,971
Long-term capital gains	31,166,550	38,868,940	6,225,272

Total	$48,666,513	$55,720,592	$10,711,243

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Shares of beneficial interest	$768,180,934	$764,676,344	$186,193,398
Undistributed long-term capital gains	20,989,210	27,300,673	2,918,509
Net unrealized appreciation	36,091,109	38,785,046	4,195,207

Net assets	$825,261,253	$830,762,063	$193,307,114

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

LVIP American Allocation Funds–22

LVIP American Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Funds recorded the following reclassifications:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed net investment income	$ 1,552,161	$ 1,560,256	$ 441,748
Accumulated net realized gain	(1,552,161)	(1,560,256)	(441,748)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Standard Class	893,691	459,608	401,133	156,913	146,485	163,182
Service Class	6,899,895	7,549,078	4,926,830	6,650,622	2,999,806	2,719,562
Shares issued upon reinvestment of dividends and distributions:
Standard Class	175,472	156,629	82,413	84,022	34,315	41,638
Service Class	3,900,671	3,898,131	4,198,845	4,426,340	773,215	916,408

	11,869,729	12,063,446	9,609,221	11,317,897	3,953,821	3,840,790

Shares redeemed:
Standard Class	(1,040,137)	(499,828)	(348,926)	(293,483)	(146,241)	(244,732)
Service Class	(9,599,470)	(9,799,926)	(9,126,678)	(7,849,766)	(3,131,472)	(4,774,784)

	(10,639,607)	(10,299,754)	(9,475,604)	(8,143,249)	(3,277,713)	(5,019,516)

Net increase (decrease)	1,230,122	1,763,692	133,617	3,174,648	676,108	(1,178,726)

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Funds for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Allocation Funds–23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP American Allocation Funds–24

LVIP American Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP American Balanced Allocation Fund	70.55%	29.45%	100.00%
LVIP American Growth Allocation Fund	74.02%	25.98%	100.00%
LVIP American Income Allocation Fund	58.93%	41.07%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2016. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP American Balanced Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Balanced Allocation Composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period, equal to the median return of the Morningstar peer group and below the benchmark index for the three year period and below the median return of the Morningstar peer group and the benchmark index for the five year period.

The Board reviewed the LVIP American Growth Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Allocation

LVIP American Allocation Funds–25

LVIP American Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreements (continued)

Composite). The Board noted that the Fund’s total return was equal to the median return of the Morningstar peer group and below the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three and five year periods.

The Board reviewed the LVIP American Income Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Income Allocation Composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one, three and five year periods.

The Board concluded that the services provided by LIAC with respect to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017 for each of the Funds. The Board noted that the investment management fee, without giving effect to the advisory fee waiver, for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund, was higher than the median investment management fee of each Fund’s respective Morningstar peer group. The Board also noted that the net expense ratio for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund was lower than the median net expense ratio of its respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP American Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Allocation Funds–29

LVIP American Century Select Mid Cap Managed Volatility Fund

(formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP American Century Select

Mid Cap Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 17.83% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark the Russell Midcap® Value Index1, returned 20.00% for the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund is composed of underlying funds, and the majority of the underlying fund’s assets were invested primarily in mid cap value stocks, with a focus on balance sheet strength, which gave the Fund a high quality bias and is designed to help protect capital on the downside. Thus, the Fund has been designed to provide better returns during markets when high quality stocks and the value style outperform, but not as well during markets driven by low quality stocks and/or a preference for the growth style. For fiscal year 2016, a large allocation to the American

Century VP Mid Cap Value Fund contributed positively to relative performance, while a smaller allocation to the American Century VP Capital Appreciation Fund detracted.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 1/2/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century Select Mid Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,926 for the Standard Class shares and to $12,794 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $13,112. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP American Century Select Mid Cap Managed Volatility Fund–1

LVIP American Century Select Mid Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+17.83%
Inception (1/2/14)	+ 8.95%
Service Class Shares
One Year	+17.43%
Inception (1/2/14)	+ 8.58%

1.	The Russell Midcap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth value.

LVIP American Century Select Mid Cap Managed Volatility Fund–2

LVIP American Century Select Mid Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,082.40	0.06%	$0.31
Service Class Shares	1,000.00	1,080.70	0.41%	2.14
Hypothetical (5% return before expenses)*
Standard Class Shares	$1,000.00	$1,024.83	0.06%	$0.31
Service Class Shares	1,000.00	1,023.08	0.41%	2.08

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies(Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund–3

LVIP American Century Select Mid Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	92.93%
Equity Funds	92.93%
Unaffiliated Investment	7.00%
Money Market Fund	7.00%
Total Value of Securities	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%

LVIP American Century Select Mid Cap Managed Volatility Fund–4

LVIP American Century Select Mid Cap Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–92.93%
Equity Funds–92.93%
*American Century VP–Capital Appreciation Fund	3,423,316	$47,857,957
Mid Cap Value Fund	9,157,114	193,306,676

Total Affiliated Investments (Cost $218,174,154)		241,164,633

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–7.00%
Money Market Fund–7.00%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	18,166,127	$18,166,127

Total Unaffiliated Investment (Cost $18,166,127)		18,166,127

TOTAL VALUE OF SECURITIES–99.93% (Cost $236,340,281)	259,330,760
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	177,767

NET ASSETS APPLICABLE TO 20,895,065 SHARES OUTSTANDING–100.00%	$259,508,527

*	Class I shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
3	British Pound - Currency Contract	$ 235,159	$ 231,713	3/13/17	$(3,446)
16	E-mini Russell 2000 Index - Equity Contract	1,099,955	1,085,520	3/20/17	(14,435)
67	E-mini S&P 500 Index - Equity Contract	7,514,428	7,491,270	3/19/17	(23,158)
41	E-mini S&P MidCap 400 Index - Equity Contract	6,892,169	6,802,310	3/19/17	(89,859)
2	Euro - Currency Contract	264,924	264,350	3/14/17	(574)
11	Euro STOXX 50 Index - Equity Contract	368,862	379,449	3/18/17	10,587
2	FTSE 100 Index - Equity Contract	169,501	173,768	3/20/17	4,268
2	Japanese Yen - Currency Contract	220,194	214,925	3/13/17	(5,269)
1	Nikkei 225 Index (OSE) - Equity Contract	155,813	163,422	3/10/17	7,610

					$(114,276)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–5

LVIP American Century Select Mid Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investments, at value	$241,164,633
Unaffiliated investment, at value	18,166,127

Total investments, at value	259,330,760

Cash	1,749
Cash collateral held at broker for futures contracts	737,399
Receivable for fund shares sold	182,231
Expense reimbursement from Lincoln Investment Advisor Corporation	16,432
Foreign currencies collateral held at broker for futures contracts, at value	15,908
Dividends receivable from investments	4,393

TOTAL ASSETS	260,288,872

LIABILITIES:
Payable for investments purchased	491,691
Net unrealized depreciation on futures contracts	114,276
Due to manager and affiliates	89,307
Payable for fund shares redeemed	60,918
Other accrued expenses payable	22,223
Foreign currencies due to custodian	1,930

TOTAL LIABILITIES	780,345

TOTAL NET ASSETS	$259,508,527

Affiliated investments, at cost	$218,174,154
Unaffiliated investment, at cost	18,166,127

Total investments, at cost	$236,340,281

Foreign currencies collateral held at broker for futures contracts, at cost	$15,908

Standard Class:
Net Assets	$12,927
Shares Outstanding	1,041
Net Asset Value Per Share	$12.418	*

Service Class:
Net Assets	$259,495,600
Shares Outstanding	20,894,025
Net Asset Value Per Share	$12.420

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$234,728,652
Undistributed net investment income	913,275
Accumulated net realized gain on investments	990,410
Net unrealized appreciation of investments and derivatives	22,876,190

TOTAL NET ASSETS	$259,508,527

*NAV per share does not recalculate exactly, due to rounding.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–6

LVIP American Century Select Mid Cap

Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investments	$2,891,549
Dividends from unaffiliated investment	26,126

2,917,675

EXPENSES:
Management fees	1,484,376
Distribution fees-Service Class	692,668
Accounting and administration expenses	72,448
Reports and statements to shareholders	37,842
Professional fees	27,865
Trustees’ fees and expenses	4,958
Consulting fees	3,827
Custodian fees	3,530
Pricing fees	253
Other	2,115

2,329,882
Less management fees waived	(1,398,452)
Less expenses reimbursed	(152,838)

Total operating expenses	778,592

NET INVESTMENT INCOME	2,139,083

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	8,066,805
Sale of affiliated investments	(1,860,416)
Foreign currencies	7,664
Futures contracts	(2,383,849)

Net realized gain	3,830,204

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	27,041,045
Foreign currencies	(13)
Futures contracts	(17,952)

Net change in unrealized appreciation (depreciation)	27,023,080

NET REALIZED AND UNREALIZED GAIN	30,853,284

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,992,367

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap

Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,139,083	$1,574,099
Net realized gain	3,830,204	474,695
Net change in unrealized appreciation (depreciation)	27,023,080	(8,233,530)

Net increase (decrease) in net assets resulting from operations	32,992,367	(6,184,736)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(197)	(202)
Service Class	(3,064,802)	(2,371,619)

	(3,064,999)	(2,371,821)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	—
Service Class	96,050,060	113,689,139
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	197	202
Service Class	3,064,802	2,371,619

	99,115,059	116,060,960

Cost of shares redeemed:
Standard Class	—	—
Service Class	(29,205,299)	(35,964,730)

	(29,205,299)	(35,964,730)

Increase in net assets derived from capital share transactions	69,909,760	80,096,230

NET INCREASE IN NET ASSETS	99,837,128	71,539,673
NET ASSETS:
Beginning of year	159,671,399	88,131,726

End of year	$259,508,527	$159,671,399

Undistributed net investment income	$913,275	$476,453

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–7

LVIP American Century Select Mid Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
	Year Ended		1/2/14[2] to 12/31/14
	12/31/16[1]	12/31/15

Net asset value, beginning of period	$10.706	$11.348	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.164	0.177	0.116
Net realized and unrealized gain (loss)	1.740	(0.618)	1.300

Total from investment operations	1.904	(0.441)	1.416

Less dividends and distributions from:
Net investment income	(0.192)	(0.201)	(0.068)

Total dividends and distributions	(0.192)	(0.201)	(0.068)

Net asset value, end of period	$12.418	$10.706	$11.348

Total return[4]	17.83%	(3.91% )	14.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13	$11	$12
Ratio of expenses to average net assets[5]	0.04%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly[5]	0.83%	0.85%	0.95%
Ratio of net investment income to average net assets	1.43%	1.57%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.64%	0.72%	0.16%
Portfolio turnover	28%	15%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–8

LVIP American Century Select Mid Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	Year Ended		1/2/14[2] to 12/31/14
	12/31/16[1]	12/31/15

Net asset value, beginning of period	$10.708	$11.349	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.125	0.137	0.084
Net realized and unrealized gain (loss)	1.739	(0.616)	1.293

Total from investment operations	1.864	(0.479)	1.377

Less dividends and distributions from:
Net investment income	(0.152)	(0.162)	(0.028)

Total dividends and distributions	(0.152)	(0.162)	(0.028)

Net asset value, end of period	$12.420	$10.708	$11.349

Total return[4]	17.43%	(4.24% )	13.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$259,496	$159,660	$88,120
Ratio of expenses to average net assets[5]	0.39%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly[5]	1.18%	1.20%	1.30%
Ratio of net investment income to average net assets	1.08%	1.22%	0.76%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.29%	0.37%	(0.19% )
Portfolio turnover	28%	15%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–9

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century Select Mid Cap Managed Volatility Fund (formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the American Century VP Mid Cap Value Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The American Century VP Mid Cap Value Fund, which is advised by an unaffiliated adviser, invests at least 80% of its assets in medium size companies. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP American Century Select Mid Cap Managed Volatility Fund–10

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-adviser(s), and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. Effective May 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.69% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, LIAC had contractually agreed to waive its entire advisory fee. The waiver amount was 0.75% of the average daily net assets of the Fund.

Effective May 1, 2016, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.06% of the average daily net assets for the Standard Class and 0.41% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2016, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of the average daily net assets for the Standard Class and 0.35% for the Service Class.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for the administrative and legal services were as follows:

Administrative	$10,995
Legal	2,414

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $12,481 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $27,755 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and Service Class shares. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$16,432
Management fees payable to LIAC	13,070
Distribution fees payable to LFD	76,237

LVIP American Century Select Mid Cap Managed Volatility Fund–11

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
American Century VP Capital Appreciation Fund*	$—	$47,486,103	$863,982	$(16,496)	$47,857,957	$—	$—
American Century VP Mid Cap Value Fund	148,662,301	71,410,053	50,710,472	(1,843,920)	193,306,676	2,891,549	8,066,805

Total	$148,662,301	$118,896,156	$51,574,454	$(1,860,416)	$241,164,633	$2,891,549	$8,066,805

* Issuer was not an investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$118,896,156
Sales	51,574,454

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$238,114,506

Aggregate unrealized appreciation	$22,990,479
Aggregate unrealized depreciation	(1,774,225)

Net unrealized appreciation	$21,216,254

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP American Century Select Mid Cap Managed Volatility Fund–12

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investments	$241,164,633
Unaffiliated Investment	18,166,127

Total	$259,330,760

Futures Contracts	$(114,276)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$3,064,999	$2,371,821

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$234,728,652
Undistributed ordinary income	913,275
Undistributed long-term capital gains	2,642,749
Net unrealized appreciation	21,223,851

Net assets	$259,508,527

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$1,362,738	$(1,362,738)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During the year ended December 31, 2016, the Fund utilized $629,740 of capital loss carryforwards.

LVIP American Century Select Mid Cap Managed Volatility Fund–13

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Service Class	8,262,655	10,108,574
Shares issued upon reinvestment of dividends and distributions:
Standard Class	16	19
Service Class	248,366	219,798

	8,511,037	10,328,391

Shares redeemed:
Service Class	(2,528,058)	(3,181,636)

	(2,528,058)	(3,181,636)

Net increase	5,982,979	7,146,755

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(9,289)
Futures contracts (Equity contracts)	Net unrealized depreciation on futures contracts	22,465	Net unrealized depreciation on futures contracts	(127,452)

Total		$22,465		$(136,741)

LVIP American Century Select Mid Cap Managed Volatility Fund–14

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (30,917)	$(11,917)
Futures contracts (Equity contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,352,932)	(6,035)
Total		$(2,383,849)	$(17,952)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (Average notional value)	$11,714,572	$13,008,251

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Century Select Mid Cap Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP American Century Select Mid Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Century Select Mid Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP American Century Select Mid Cap Managed Volatility Fund–16

LVIP American Century Select Mid Cap Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the period as follows:

(A)
Ordinary
Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board

LVIP American Century Select Mid Cap Managed Volatility Fund–17

LVIP American Century Select Mid Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Mid Core Value funds category and the Russell 2000 Daily Volatility Control 12% Total Return Index. The Board noted the Fund’s total return was above the median return of the performance peer group and the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in January 2014, which provided a limited period of time to evaluate investment performance and noted that the Fund had been restructured in 2016 to add a fund in the Equity Sleeve for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Century Select Mid Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP American Century Select Mid Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP American Century Select Mid Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.
1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Century Select Mid Cap Managed Volatility Fund–21

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP American Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 0.24% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI All Country World Index (net dividends)*, returned 7.86%. The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including Germany and France. Emerging markets rose as central banks globally provided further stimulus.

Strong stock selection in information technology boosted fund results, led by technology companies Nintendo, TSMC and AAC Technologies Holdings. Nintendo shares rose 50% for the year following the release of mobile game phenomenon “Pokémon GO.” TSMC, chip contract manufacturer for Apple, also rose, boosted by the release of Apple’s iPhone 7.

Exposure to health care detracted from fund results, held back by double-digit declines registered by pharmaceutical companies Novo Nordisk, Vertex Pharmaceuticals and Regeneron Pharmaceuticals.

Stocks of companies domiciled in Japan, China and Taiwan were additive to results, while stocks of companies based in the U.S., Denmark and the U.K. lagged.

Despite mixed economic growth outside the U.S., the Fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,340. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $18,019. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Service Class II Shares
One Year	+	0.24%
Five Years	+	11.33%
Inception (7/1/10)	+	10.67%

*

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund

2016 Annual Report Commentary (continued)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 1.68% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)*, returned 11.59%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

The U.S. economy accelerated, but it was a challenging period for global markets. China is in the midst of an economic slowdown, and Japan is slowly recovering from its recession.

Energy holdings aided returns as the price of oil rebounded during the period, led by Laredo Petroleum. Health care stocks were the biggest detractors, with Endo International and Myriad Genetics lagging the most. A relatively low concentration in financials stocks hurt results. Consumer discretionary stocks — the Fund’s largest sector by concentration — lagged. A low concentration in U.S.-domiciled companies detracted from returns.

Although the market seemed to value innovative companies less than it had in the past — and instead rewarded short-term winners from the election and the interest rate cycle — we think powerful long-term investments can be found among companies with innovative products and services that are changing the way people live around the globe. We also continue to believe there are better values outside the U.S. stock market that grow more compelling every day.

While we are disappointed in our results, we believe our investment process will continue to serve us well, just as it has for decades.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,077. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $19,826. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Service Class II Shares
One Year	+ 1.68%
Five Years	+ 9.21%
Inception (7/1/10)	+ 7.57%

*

The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

LVIP American Funds–2

LVIP American Growth Fund

2016 Annual Report Commentary (continued)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 9.10% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index*, returned 11.96%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. stocks continued to rally after the surprise U.S. presidential election result, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. A rebound in commodities lifted the energy sector, while financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment.

Strong stock selection in consumer discretionary and information technology boosted fund results. Most notably, Nintendo, Charter Communications and ASML were among the Fund’s top contributors to relative returns, with Nintendo’s stock price increasing 50%. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

Health care stocks detracted on an absolute and relative basis, with Centene, Express Scripts, Vertex Pharmaceuticals and Regeneron Pharmaceuticals among the top five detractors to relative returns.

Overall, the fund’s modest holdings outside the U.S. added relative value. Canada, the Netherlands and Taiwan were primary contributors, while the U.S., the U.K. and Ireland were the main detractors.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, looking past the rhetoric of the presidential election and evaluating the implications of policy changes on issues ranging from health care and trade to reform regulations and taxes on domestic companies. Portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,935. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $24,695. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Service Class II Shares
One Year	+ 9.10%
Five Years	+ 13.85%
Inception (7/1/10)	+ 13.61%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund

2016 Annual Report Commentary (continued)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 11.16% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index*, returned 11.96%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. stocks rose, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. An increase in commodity prices lifted the energy sector. Meanwhile, financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk, while emerging markets advanced as central banks globally provided further stimulus.

Regarding the Fund, stock selection in materials contributed most to the fund’s returns on a relative basis. As iron ore prices climbed, Brazilian metals and mining company Vale experienced a triple digit return that was among the top contributors to the fund’s relative returns. U.S. mining company Freeport McMoRan was also additive as its share price rose, having plummeted 70% in 2015. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

The Fund’s weakest sectors on a relative basis were health care, consumer staples and financials. Health care was the biggest detractor to relative returns, and Amgen, Gilead Sciences and Illumina dragged the most.

The portfolio managers exercise caution when considering the potential impact on the U.S. economy and markets that could result from the new administration’s approach to health care, infrastructure, fiscal policy, taxes and trade. Should uncertainty eventually result in increased volatility, the Fund’s healthy cash position can give portfolio managers an opportunity to invest in companies with more favorable valuations for the long term.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,131. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $24,695. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Service Class II Shares
One Year	+ 11.16%
Five Years	+ 14.05%
Inception (7/1/10)	+ 13.76%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–4

LVIP American International Fund

2016 Annual Report Commentary (continued)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 3.15% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI All Country World ex USA Index (net dividends)*, returned 4.50%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

China had a significant slowdown, and many commodity-dependent countries such as Malaysia, Indonesia and Brazil struggled. India held up better than most emerging markets as its economy is less dependent on commodities, however, infrastructure investments are key to sustaining that economy. The euro zone had slight improvement helped by actions of the European Central Bank (ECB), which continued to maintain accommodative monetary policies to spur growth. Countries on the periphery of Europe such as Ireland and Italy improved significantly, but there were growth concerns elsewhere in Europe. Domestically-oriented companies in Japan began to realize some pricing power after many years of deflation.

The U.S. economy strengthened, and so did the U.S. dollar, which tends to have a negative impact on emerging markets. One point of consolation for emerging markets was that oil prices rebounded, which helped soothe fears of a further deflationary environment.

The Fund took advantage of the rally in commodities — as some materials stocks soared — helped especially by miners First Quantum Minerals and Fortescue Metals, both of which doubled. Energy stocks did well, but a lower exposure hurt results. Information technology stocks aided returns, led by Nintendo and Tencent. After strong returns in health care in recent years, many holdings lagged, most notably Novartis.

Some proposed U.S. policies may lead to inflation and trade barriers for non-U.S. companies, which could have a negative impact on growth and stock markets. Therefore, we strive to have a balanced approach and look for companies that will be least impacted by macroeconomic driven events. That is why we take a diversified approach, and invest in different geographies, industries and ultimately companies that can control their own destiny through efficiencies or innovative products.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,341. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $13,712. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Service Class II Shares
One Year	+ 3.15%
Five Years	+ 6.26%
Inception (7/1/10)	+ 5.70%

*

The MSCI All County World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

LVIP American Funds–5

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect expense reimbursements in effect for the LVIP American Global Small Capitalization Fund.

LVIP American Global Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Service Class II Shares	$1,000.00	$1,040.00	0.62%	$3.18
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.02	0.62%	$3.15

LVIP American Global Small Capitalization Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Service Class II Shares	$1,000.00	$1,061.00	0.65%	$3.37
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.87	0.65%	$3.30

LVIP American Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Service Class II Shares	$1,000.00	$1,082.60	0.61%	$3.19
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.07	0.61%	$3.10

LVIP American Funds–6

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP American Growth-Income Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Service Class II Shares	$1,000.00	$1,079.90	0.59%	$3.08
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.17	0.59%	$3.00

LVIP American International Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Service Class II Shares	$1,000.00	$1,045.90	0.61%	$3.14
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.07	0.61%	$3.10

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Funds–7

LVIP American Global Growth Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
American Funds Insurance Series®– Global Growth Fund Class 1	5,067,525	$ 121,873,975

Total Investment Company (Cost $119,356,719)		121,873,975

TOTAL VALUE OF SECURITIES–100.06% (Cost $119,356,719)		121,873,975
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)		(75,175)

NET ASSETS APPLICABLE TO 7,752,212 SHARES OUTSTANDING–100.00%		$121,798,800

NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($121,798,800 / 7,752,212 Shares)		$15.711

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)		$113,447,321
Accumulated net realized gain on investments		5,834,223
Net unrealized appreciation of investments		2,517,256

Total net assets		$121,798,800

«	Of this amount, $56,678 represents due to manager and affiliates, $149,784 payable for investments purchased, and $2,092 payable for fund shares redeemed as of December 31, 2016.

The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–8

LVIP American Global Small Capitalization Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.07%
International Equity Fund–100.07%
American Funds Insurance Series®– Global Small Capitalization Fund Class 1	3,276,889	$ 66,324,237

Total Investment Company (Cost $63,663,148)		66,324,237

TOTAL VALUE OF SECURITIES–100.07% (Cost $63,663,148)		66,324,237
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)		(46,601)

NET ASSETS APPLICABLE TO 4,558,347 SHARES OUTSTANDING–100.00%		$66,277,636

NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($66,277,636 / 4,558,347 Shares)		$14.540

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)		$54,482,095
Accumulated net realized gain on investments		9,134,452
Net unrealized appreciation of investments		2,661,089

Total net assets		$66,277,636

«

Of this amount, $2,690 represents expense reimbursement receivable from Lincoln Investment Advisors Corporation, $31,009 due to manager and affiliates, $49,591 payable for investments purchased, and $858 payable for fund shares redeemed as of December 31, 2016.

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–9

LVIP American Growth Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth Fund Class 1	5,398,055	$363,235,109

Total Investment Company (Cost $318,554,309)		363,235,109

TOTAL VALUE OF SECURITIES–100.05% (Cost $318,554,309)	363,235,109
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(189,758)

NET ASSETS APPLICABLE TO 20,976,776 SHARES OUTSTANDING–100.00%	$363,045,351

NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($363,045,351 / 20,976,776 Shares)	$17.307

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$294,014,403
Accumulated net realized gain on investments	24,350,148
Net unrealized appreciation of investments	44,680,800

Total net assets	$363,045,351

«	Of this amount, $170,200 represents due to manager and affiliates, $8,787 payable for investments purchased, and $107,575 payable for fund shares redeemed as of December 31, 2016.

The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–10

LVIP American Growth-Income Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series® – Growth-Income Fund Class 1	7,163,800	$318,144,355

Total Investment Company (Cost $276,151,229)		318,144,355

TOTAL VALUE OF SECURITIES–100.05% (Cost $276,151,229)	318,144,355
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(168,594)

NET ASSETS APPLICABLE TO 17,484,657 SHARES OUTSTANDING–100.00%	$317,975,761

NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($317,975,761 / 17,484,657 Shares)	$18.186

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$250,407,065
Accumulated net realized gain on investments	25,575,570
Net unrealized appreciation of investments	41,993,126

Total net assets	$317,975,761

«	Of this amount, $149,181 represents due to manager and affiliates and $149,286 payable for fund shares redeemed as of December 31, 2016.

The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–11

LVIP American International Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
American Funds Insurance Series®– International Fund Class 1	8,420,143	$141,626,813

Total Investment Company (Cost $141,130,254)		141,626,813

TOTAL VALUE OF SECURITIES–100.06% (Cost $141,130,254)	141,626,813
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(84,286)

NET ASSETS APPLICABLE TO 11,203,138 SHARES OUTSTANDING–100.00%	$141,542,527

NET ASSET VALUE PER SHARE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($141,542,527 / 11,203,138 Shares)	$12.634

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$133,082,834
Accumulated net realized gain on investments	7,963,134
Net unrealized appreciation of investments	496,559

Total net assets	$141,542,527

«	Of this amount, $65,716 represents due to manager and affiliates, $44,810 payable for investments purchased, and $84,808 payable for fund shares redeemed as of December 31, 2016.

The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–12

LVIP American Funds

Statements of Operations

Year Ended December 31, 2016

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from investment companies	$1,424,072	$336,687	$3,554,920	$5,203,592	$2,315,990

EXPENSES:
Distribution fees-Service Class II	667,567	372,194	1,873,142	1,629,425	781,082
Accounting and administration expenses	37,869	34,488	52,303	49,357	39,425
Reports and statements to shareholders	24,601	26,511	112,770	27,513	22,308
Professional fees	18,635	17,531	23,265	22,337	19,059
Trustees’ fees and expenses	3,160	1,826	8,956	7,746	3,779
Consulting fees	1,792	1,743	1,943	1,905	1,781
Custodian fees	1,440	925	3,592	3,180	1,653
Pricing fees	12	16	42	38	23
Other	1,907	576	3,528	3,227	1,175

	756,983	455,810	2,079,541	1,744,728	870,285
Less: expenses reimbursed	—	(15,944)	—	—	—

Total operating expenses	756,983	439,866	2,079,541	1,744,728	870,285

NET INVESTMENT INCOME (LOSS)	667,089	(103,179)	1,475,379	3,458,864	1,445,705

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	10,439,466	12,448,735	30,498,920	32,424,430	12,227,663
Sale of investment companies	(2,659,006)	(1,994,052)	(2,807,719)	(3,211,641)	(2,500,264)

Net realized gain	7,780,460	10,454,683	27,691,201	29,212,789	9,727,399

Net change in unrealized appreciation (depreciation) of investment companies	(7,539,998)	(9,182,377)	1,846,332	(335,747)	(6,307,541)

NET REALIZED AND UNREALIZED GAIN	240,462	1,272,306	29,537,533	28,877,042	3,419,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$907,551	$1,169,127	$31,012,912	$32,335,906	$4,865,563

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–13

LVIP American Funds

Statements of Changes in Net Assets

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$667,089	$838,479	$(103,179)	$(473,472)	$1,475,379	$876,292
Net realized gain	7,780,460	9,566,715	10,454,683	5,383,385	27,691,201	65,398,800
Net change in unrealized appreciation (depreciation)	(7,539,998)	(4,448,087)	(9,182,377)	(5,118,004)	1,846,332	(45,825,927)

Net increase (decrease) in net assets resulting from operations	907,551	5,957,107	1,169,127	(208,091)	31,012,912	20,449,165

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(1,121,354)	(1,773,317)	(81,402)	(161,170)	(1,516,081)	(876,656)
Net realized gain:
Service Class II	(9,441,562)	(8,298,355)	(5,050,522)	(301,047)	(67,210,496)	(14,271,866)

	(10,562,916)	(10,071,672)	(5,131,924)	(462,217)	(68,726,577)	(15,148,522)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	25,761,733	40,685,282	6,097,075	16,133,783	41,809,686	48,703,189
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	10,562,916	10,071,672	5,131,925	462,217	68,726,578	15,148,522
Cost of shares redeemed:
Service Class II	(25,747,930)	(19,605,500)	(12,547,918)	(15,196,825)	(45,300,517)	(49,380,927)

Increase (decrease) in net assets derived from capital share transactions	10,576,719	31,151,454	(1,318,918)	1,399,175	65,235,747	14,470,784

NET INCREASE (DECREASE) IN NET ASSETS	921,354	27,036,889	(5,281,715)	728,867	27,522,082	19,771,427
NET ASSETS:
Beginning of year	120,877,446	93,840,557	71,559,351	70,830,484	335,523,269	315,751,842

End of year	$121,798,800	$120,877,446	$66,277,636	$71,559,351	$363,045,351	$335,523,269

Undistributed net investment income	$—	$—	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–14

LVIP American Funds

Statements of Changes in Net Assets (continued)

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,458,864	$2,853,788	$1,445,705	$1,777,538
Net realized gain	29,212,789	37,951,640	9,727,399	8,070,695
Net change in unrealized appreciation (depreciation)	(335,747)	(38,056,797)	(6,307,541)	(17,044,674)

Net increase (decrease) in net assets resulting from operations	32,335,906	2,748,631	4,865,563	(7,196,441)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(5,131,682)	(3,891,610)	(1,475,782)	(2,079,010)
Net realized gain:
Service Class II	(38,482,883)	(11,366,508)	(8,351,893)	(21,229)

	(43,614,565)	(15,258,118)	(9,827,675)	(2,100,239)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	38,783,168	53,215,403	12,846,660	22,408,818
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	43,614,565	15,258,118	9,827,675	2,100,239
Cost of shares redeemed:
Service Class II	(38,595,676)	(32,746,756)	(20,331,216)	(16,055,471)

Increase in net assets derived from capital share transactions	43,802,057	35,726,765	2,343,119	8,453,586

NET INCREASE (DECREASE) IN NET ASSETS	32,523,398	23,217,278	(2,618,993)	(843,094)
NET ASSETS:
Beginning of year	285,452,363	262,235,085	144,161,520	145,004,614

End of year	$317,975,761	$285,452,363	$141,542,527	$144,161,520

Undistributed net investment income	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–15

LVIP American Global Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Growth Fund Service Class II Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$17.092	$17.617	$17.456	$13.672	$11.301

Income (loss) from investment operations:
Net investment income[1]	0.090	0.139	0.152	0.142	0.079
Net realized and unrealized gain (loss)	(0.013)	0.946	0.175	3.780	2.415

Total from investment operations	0.077	1.085	0.327	3.922	2.494

Less dividends and distributions from:
Net investment income	(0.146)	(0.255)	(0.159)	(0.138)	(0.118)
Net realized gain	(1.312)	(1.355)	(0.007)	—	—
Return of capital	—	—	—	—	(0.005)

Total dividends and distributions	(1.458)	(1.610)	(0.166)	(0.138)	(0.123)

Net asset value, end of period	$15.711	$17.092	$17.617	$17.456	$13.672

Total return[2]	0.24%	6.57%	1.87%	28.69%	22.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$121,799	$120,877	$93,841	$77,575	$54,199
Ratio of expenses to average net assets[3]	0.62%	0.62%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.62%	0.62%	0.64%	0.68%	0.78%
Ratio of net investment income to average net assets	0.55%	0.76%	0.87%	0.93%	0.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.55%	0.76%	0.87%	0.90%	0.49%
Portfolio turnover	15%	8%	5%	9%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–16

LVIP American Global Small Capitalization Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Small Capitalization Fund Service Class II Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$15.433	$15.556	$15.314	$12.010	$10.298

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.022)	(0.107)	(0.047)	0.031	0.112
Net realized and unrealized gain	0.300	0.086	0.306	3.306	1.712

Total from investment operations	0.278	(0.021)	0.259	3.337	1.824

Less dividends and distributions from:
Net investment income	(0.018)	(0.035)	—	(0.033)	(0.112)
Net realized gain	(1.153)	(0.067)	(0.017)	—	—

Total dividends and distributions	(1.171)	(0.102)	(0.017)	(0.033)	(0.112)

Net asset value, end of period	$14.540	$15.433	$15.556	$15.314	$12.010

Total return[2]	1.68%	(0.15% )	1.69%	27.79%	17.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,278	$71,559	$70,830	$68,715	$53,497
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.66%	0.67%	0.69%	0.78%
Ratio of net investment income (loss) to average net assets	(0.15% )	(0.65% )	(0.30% )	0.23%	0.98%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.17% )	(0.66% )	(0.32% )	0.19%	0.85%
Portfolio turnover	15%	14%	10%	12%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–17

LVIP American Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$19.682	$19.398	$18.116	$14.048	$11.986

Income from investment operations:
Net investment income[1]	0.081	0.053	0.165	0.095	0.065
Net realized and unrealized gain	1.559	1.158	1.309	4.070	2.026

Total from investment operations	1.640	1.211	1.474	4.165	2.091

Less dividends and distributions from:
Net investment income	(0.073)	(0.052)	(0.180)	(0.097)	(0.029)
Net realized gain	(3.942)	(0.875)	(0.012)	—	—

Total dividends and distributions	(4.015)	(0.927)	(0.192)	(0.097)	(0.029)

Net asset value, end of period	$17.307	$19.682	$19.398	$18.116	$14.048

Total return[2]	9.10%	6.47%	8.13%	29.65%	17.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$363,045	$335,523	$315,752	$278,925	$211,217
Ratio of expenses to average net assets[3]	0.61%	0.61%	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets	0.43%	0.27%	0.88%	0.60%	0.48%
Portfolio turnover	8%	8%	6%	9%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–18

LVIP American Growth-Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$19.032	$19.921	$18.273	$13.864	$11.976

Income (loss) from investment operations:
Net investment income[1]	0.220	0.206	0.191	0.169	0.187
Net realized and unrealized gain (loss)	1.787	(0.020)	1.686	4.408	1.852

Total from investment operations	2.007	0.186	1.877	4.577	2.039

Less dividends and distributions from:
Net investment income	(0.298)	(0.263)	(0.211)	(0.168)	(0.151)
Net realized gain	(2.555)	(0.812)	(0.018)	—	—

Total dividends and distributions	(2.853)	(1.075)	(0.229)	(0.168)	(0.151)

Net asset value, end of period	$18.186	$19.032	$19.921	$18.273	$13.864

Total return[2]	11.16%	1.12%	10.26%	33.02%	17.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$317,976	$285,452	$262,235	$230,210	$169,256
Ratio of expenses to average net assets[3]	0.59%	0.59%	0.59%	0.61%	0.64%
Ratio of net investment income to average net assets	1.17%	1.03%	1.00%	1.05%	1.41%
Portfolio turnover	8%	6%	7%	9%	6%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–19

LVIP American International Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American International Fund Service Class II
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$13.115	$13.985	$14.566	$12.135	$10.577

Income (loss) from investment operations:
Net investment income[1]	0.131	0.170	0.158	0.133	0.143
Net realized and unrealized gain (loss)	0.308	(0.846)	(0.594)	2.433	1.690

Total from investment operations	0.439	(0.676)	(0.436)	2.566	1.833

Less dividends and distributions from:
Net investment income	(0.133)	(0.192)	(0.125)	(0.135)	(0.264)
Net realized gain	(0.787)	(0.002)	(0.020)	—	—
Return of capital	—	—	—	—	(0.011)

Total dividends and distributions	(0.920)	(0.194)	(0.145)	(0.135)	(0.275)

Net asset value, end of period	$12.634	$13.115	$13.985	$14.566	$12.135

Total return[2]	3.15%	(4.84% )	(3.00% )	21.15%	17.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$141,543	$144,162	$145,005	$142,730	$116,870
Ratio of expenses to average net assets[3]	0.61%	0.61%	0.61%	0.63%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.61%	0.61%	0.61%	0.63%	0.67%
Ratio of net investment income to average net assets	1.02%	1.19%	1.08%	1.01%	1.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.02%	1.19%	1.08%	1.01%	1.23%
Portfolio turnover	11%	6%	6%	10%	8%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–20

LVIP American Funds

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.

The investment objective of the LVIP American Growth Fund is growth of capital.

The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds’ federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expenses and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or tax penalties.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

LVIP American Funds–21

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees. To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%

The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. For the year ended December 31, 2016, no advisory fees were charged to the Funds.

LIAC has contractually agreed to reimburse the LVIP American Global Small Capitalization Fund to the extent that the Fund’s annual operating expenses (excluding Distribution fees and Underlying Funds’ fees and expenses) exceed 0.10% of the average daily net assets. This agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administrative	$6,226	$3,545	$17,651	$15,323	$7,450
Legal	1,539	878	4,351	3,777	1,841

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees amounted as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Printing and mailing	$21,402	$23,776	$108,295	$23,367	$19,021

The Funds currently offer one class of shares: Service Class II. The Service Class II shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class II shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.55% of the average daily net assets of the Service Class II shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP American Funds–22

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement receivable from LIAC	$ —	$ 2,690	$ —	$ —	$ —
Distribution fees payable to LFD	56,678	31,009	170,200	149,181	65,716

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$28,991,178	$16,294,257	$57,046,262	$60,348,709	$21,179,529
Sales	17,869,249	10,401,634	28,548,161	24,260,729	14,991,227

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$122,943,761	$65,551,158	$324,071,667	$281,327,271	$144,106,422

Aggregate unrealized appreciation	$—	$773,079	$39,163,442	$36,817,084	$—
Aggregate unrealized depreciation	(1,069,786)	—	—	—	(2,479,609)

Net unrealized appreciation (depreciation)	$(1,069,786)	$773,079	$39,163,442	$36,817,084	$(2,479,609)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP American Funds–23

LVIP American Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investment Companies	$121,873,975	$66,324,237	$363,235,109	$318,144,355	$141,626,813

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years December 31, 2016 and 2015 was as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2016
Ordinary income	$1,339,035	$186,402	$1,724,018	$5,677,470	$1,527,701
Long-term capital gains	9,223,881	4,945,522	67,002,559	37,937,095	8,299,974

Total	$10,562,916	$5,131,924	$68,726,577	$43,614,565	$9,827,675

Year ended December 31, 2015
Ordinary income	$1,842,535	$161,170	$1,244,713	$3,891,610	$2,100,239
Long-term capital gains	8,229,137	301,047	13,903,809	11,366,508	—

Total	$10,071,672	$462,217	$15,148,522	$15,258,118	$2,100,239

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Shares of beneficial interest	$113,447,321	$54,482,095	$294,014,403	$250,407,065	$133,082,834
Undistributed long-term capital gains	9,421,265	11,022,462	29,867,506	30,751,612	10,939,302
Net unrealized appreciation (depreciation)	(1,069,786)	773,079	39,163,442	36,817,084	(2,479,609)

Net assets	$121,798,800	$66,277,636	$363,045,351	$317,975,761	$141,542,527

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

LVIP American Funds–24

LVIP American Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Funds recorded the following reclassifications:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed net investment income	$ 454,265	$ 184,581	$ 40,702	$ 1,672,818	$ 30,077
Accumulated net realized gain	(454,265)	(184,581)	(40,702)	(1,672,818)	(30,077)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Service Class II	1,594,655	2,212,632	422,026	972,921	2,244,834	2,428,562
Shares issued upon reinvestment of dividends and distributions:
Service Class II	650,087	607,878	346,847	29,347	4,102,975	803,148
Shares redeemed:
Service Class II	(1,564,848)	(1,075,014)	(847,424)	(918,600)	(2,417,875)	(2,462,747)

Net increase (decrease)	679,894	1,745,496	(78,551)	83,668	3,929,934	768,963

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Service Class II	2,070,470	2,654,757	1,016,401	1,575,929
Shares issued upon reinvestment of dividends and distributions:
Service Class II	2,458,576	820,291	749,067	159,274
Shares redeemed:
Service Class II	(2,042,807)	(1,640,637)	(1,554,696)	(1,111,548)

Net increase	2,486,239	1,834,411	210,772	623,655

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Funds for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP American Funds–25

LVIP American Funds

Notes to Financial Statements (continued)

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Funds–26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Funds

We have audited the accompanying statements of net assets of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (five of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP American Funds–27

LVIP American Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP American Global Growth Fund	87.32%	12.68%	100.00%
LVIP American Global Small Capitalization Fund	96.37%	3.63%	100.00%
LVIP American Growth Fund	97.49%	2.51%	100.00%
LVIP American Growth-Income Fund	86.98%	13.02%	100.00%
LVIP American International Fund	84.46%	15.54%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12- 13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the LVIP American Global Growth Fund, the LVIP American Global Small Capitalization Fund, the LVIP American Growth Fund, the LVIP American Growth-Income Fund and the LVIP American International Fund (collectively, the “LVIP American Funds”) each invests all of its assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangement. Since Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds, the Board considered Capital Research and Management Company’s good investment management reputation. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar for the Service II class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods ended March 31, 2016. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

LVIP American Funds–28

LVIP American Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board reviewed the LVIP American Global Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Stock funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Global Small Capitalization Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Stock funds category and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board noted LIAC’s view that underperformance of the underlying fund was primarily attributable to stock selection and an underweight to the United States in the underlying fund. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one-year period and was below the median return of the Morningstar peer group and the benchmark index for the three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth-Income Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American International Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year period and below the median return of the Morningstar peer group and above the benchmark index for the three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee conditioned on the master-feeder relationship and had implemented an expense limitation for the LVIP American Global Small Capitalization Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall, and noted that LIAC does not currently charge the Funds a management fee, and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by the Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP American Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP American Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Funds–32

LVIP American Global Allocation Managed Risk Funds

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP American Global Allocation

Managed Risk Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Allocation Managed Risk Funds

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Milliman Financial Risk Management LLC

The LVIP American Global Balanced Allocation Managed Risk Fund returned 4.64% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Balanced Blended Composite1, returned 6.47%; and its broad-based benchmark index, the Bloomberg Barclays Capital U.S. Aggregate Bond Index2, returned 2.65%.

The LVIP American Global Growth Allocation Managed Risk Fund returned 3.31% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Growth Blended Composite3, returned 7.69%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM,4, returned 13.37%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe there will be more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The LVIP American Global Allocation Managed Risk Funds are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds, which have investment processes that emphasize stock selection based on bottom up fundamental research. The equity portion of the LVIP American Global Allocation Managed Risk Funds generally underperformed the equity portion of their composite benchmarks during 2016, as an underweight to U.S. equities detracted from returns. The fixed income allocations within the LVIP American Global Allocation Managed Risk Funds generally outperformed the fixed income portion of their composite benchmarks during 2016, as allocations to high yield contributed to returns.

The Funds performance in 2016 was impacted by a detraction from the managed risk strategy (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the managed risk strategy during 2016 is understandable, given that managed risk strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amritansh Tewary
Alex Zeng

Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Global Allocation Managed Risk Funds–1

LVIP American Global Allocation Managed Risk Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP American Global Balanced

Allocation Managed Risk Fund

Growth of $10,000 invested 3/16/12 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Balanced Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,401 for the Service Class shares and to $12,611 for the Standard Class shares. For comparison, look at how the Balanced Blended Composite and the Bloomberg Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $13,344 and $11,172, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	4.64%
Inception (3/16/12)	+	4.95%
Service Class Shares
One Year	+	4.27%
Inception (3/16/12)	+	4.59%

LVIP American Global Growth Allocation Managed Risk Fund

Growth of $10,000 invested 3/16/12 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,288 for the Service Class shares and to $12,494 for the Standard Class shares. For comparison, look at how the Growth Blended Composite and the Wilshire 5000 Total Market IndexSM did over the same period. The same $10,000 investment would have increased to $14,064 and $17,662, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	3.31%
Inception (3/16/12)	+	4.75%
Service Class Shares
One Year	+	2.94%
Inception (3/16/12)	+	4.39%
1.

The Balanced Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Blended Composite is constructed as follows: 50% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 35% Wilshire 5000 Total Market IndexSM, 13% MSCI EAFE® NR Index and 2% MSCI Emerging Markets NR Index.

2.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP American Global Allocation Managed Risk Funds–2

LVIP American Global Allocation Managed Risk Funds

2016 Annual Report Commentary (unaudited) (continued)

3.

The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Blended Composite is constricted as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

4.

The Wilshire 5000 Total Market IndexSM (formerly known as the Dow Jones Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP American Global Allocation Managed Risk Funds–3

LVIP American Global Allocation Managed Risk Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LVIP American Global Balanced Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,012.60	0.27%	$1.37
Service Class Shares	1,000.00	1,010.80	0.62%	3.13
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.78	0.27%	$1.37
Service Class Shares	1,000.00	1,022.02	0.62%	3.15

LVIP American Global Growth Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,025.40	0.27%	$1.37
Service Class Shares	1,000.00	1,023.60	0.62%	3.15
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.78	0.27%	$1.37
Service Class Shares	1,000.00	1,022.02	0.62%	3.15

*	Expenses Paid During Period are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements of the Underlying Funds can be found at www.sec.gov.

LVIP American Global Allocation Managed Risk Funds–4

LVIP American Global Allocation Managed Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2016

LVIP American Global Balanced Allocation

Managed Risk Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	36.65%
Fixed Income Funds	36.65%
Unaffiliated Investments	63.40%
Asset Allocation Fund	17.49%
Equity Funds	22.23%
Fixed Income Funds	5.82%
International Equity Funds	12.43%
International Fixed Income Fund	1.92%
Money Market Fund	3.51%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%	)
Total Net Assets	100.00%

LVIP American Global Growth Allocation

Managed Risk Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	27.85%
Fixed Income Funds	23.08%
International Equity Fund	4.77%
Unaffiliated Investments	72.28%
Asset Allocation Fund	14.54%
Equity Funds	30.82%
Fixed Income Fund	1.95%
International Equity Funds	20.96%
Money Market Fund	4.01%
Total Value of Securities	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%	)
Total Net Assets	100.00%

LVIP American Global Allocation Managed Risk Funds–5

LVIP American Global Balanced Allocation Managed Risk Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–36.65%
Fixed Income Funds–36.65%
✢American Funds Insurance Series® – Bond Fund	59,181,269	$639,157,709
Mortgage Bond Fund	7,112,495	75,107,944

		714,265,653

Total Affiliated Investments (Cost $728,438,892)		714,265,653

UNAFFILIATED INVESTMENTS–63.40%
Asset Allocation Fund–17.49%
²American Funds® – Capital Income Builder	5,914,189	340,834,699

		340,834,699

Equity Funds–22.23%
²American Funds® – AMCAP Fund	5,457,391	149,914,542
American Mutual Fund	5,655,107	208,334,136
✢American Funds Insurance Series® – Growth-Income Fund	1,688,268	74,975,974

		433,224,652

Fixed Income Funds–5.82%
²American Funds® – Intermediate Bond Fund of America	1,409,827	18,807,092
✢American Funds Insurance Series® – High-Income Bond Fund	5,603,728	57,045,948
U.S. Government/AAA-Rated Securities Fund	3,115,146	37,537,506

		113,390,546

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
International Equity Funds–12.43%
²American Funds® – EuroPacific Growth Fund	1,647,698	$74,212,330
New Perspective Fund	1,590,678	56,198,640
✢American Funds Insurance Series® – Global Growth & Income Fund	1,440,862	18,760,024
Global Small Capitalization Fund	2,754,853	55,758,220
New World Fund	1,888,569	37,242,571

		242,171,785

International Fixed Income Fund–1.92%
✢American Funds Insurance Series® – Global Bond Fund	3,334,398	37,411,951

		37,411,951

Money Market Fund–3.51%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	68,271,182	68,271,182

		68,271,182

Total Unaffiliated Investments (Cost $1,180,698,373)		1,235,304,815

TOTAL VALUE OF SECURITIES–100.05% (Cost $1,909,137,265)	1,949,570,468
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(1,039,932)

NET ASSETS APPLICABLE TO 180,966,793 SHARES OUTSTANDING–100.00%	$1,948,530,536

²	Class R-6 shares.
✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–6

LVIP American Global Growth Allocation Managed Risk Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–27.85%
Fixed Income Funds–23.08%
✢American Funds Insurance Series®– Bond Fund	69,008,332	$745,289,989
Mortgage Bond Fund	10,071,204	106,351,919

		851,641,908

International Equity Fund–4.77%
✢American Funds Insurance Series®– New World Fund	8,919,039	175,883,458

		175,883,458

Total Affiliated Investments (Cost $1,048,897,093)		1,027,525,366

UNAFFILIATED INVESTMENTS–72.28%
Asset Allocation Fund–14.54%
²American Funds®– Capital Income Builder	9,305,382	536,269,192

		536,269,192

Equity Funds–30.82%
²American Funds®– AMCAP Fund	11,591,413	318,416,105
American Mutual Fund	12,618,555	464,867,568
✢American Funds Insurance Series®– Growth-Income Fund	7,968,816	353,895,099

		1,137,178,772

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
Fixed Income Fund–1.95%
✢American Funds Insurance Series®– High-Income Bond Fund	7,053,285	$71,802,442

		71,802,442

International Equity Funds–20.96%
²American Funds®– EuroPacific Growth Fund	7,777,769	350,310,698
New Perspective Fund	6,006,481	212,208,988
✢American Funds Insurance Series®– Global Growth & Income Fund	2,720,354	35,419,003
Global Small Capitalization Fund	8,668,193	175,444,224

		773,382,913

Money Market Fund–4.01%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	148,074,652	148,074,652

		148,074,652

Total Unaffiliated Investments (Cost $2,565,549,970)		2,666,707,971

TOTAL VALUE OF SECURITIES–100.13% (Cost $3,614,447,063)	3,694,233,337
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.13%)	(4,951,426)

NET ASSETS APPLICABLE TO 336,463,324 SHARES OUTSTANDING–100.00%	$3,689,281,911

²	Class R-6 shares.
✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–7

LVIP American Global Allocation Managed Risk Funds

Statements of Assets and Liabilities

December 31, 2016

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$ 714,265,653	$1,027,525,366
Unaffiliated investments, at value	1,235,304,815	2,666,707,971

Total investments, at value	1,949,570,468	3,694,233,337
Receivable for investments sold	2,166,344	2,545,429
Receivable for fund shares sold	420,736	53,247
Dividends receivable from investments	158,883	36,693

TOTAL ASSETS	1,952,316,431	3,696,868,706

LIABILITIES:
Cash due to custodian	2,194,435	2,558,267
Payable for fund shares redeemed	439,088	3,094,914
Payable for investments purchased	120,067	—
Due to manager and affiliates	994,326	1,890,063
Other accrued expenses payable	37,979	43,551

TOTAL LIABILITIES	3,785,895	7,586,795

TOTAL NET ASSETS	$1,948,530,536	$3,689,281,911

Affiliated investments, at cost	$ 728,438,892	$1,048,897,093
Unaffiliated investments, at cost	1,180,698,373	2,565,549,970

Total investments, at cost	$1,909,137,265	$3,614,447,063

Standard Class:
Net Assets	$ 661,390	$ 889,932
Shares Outstanding	61,413	81,147
Net Asset Value Per Share	$ 10.770	$ 10.967

Service Class:
Net Assets	$1,947,869,146	$3,688,391,979
Shares Outstanding	180,905,380	336,382,177
Net Asset Value Per Share	$ 10.767	$ 10.965

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,932,495,208	$3,706,203,195
Undistributed net investment income	225,497	252,133
Accumulated net realized loss on investments	(24,623,372)	(96,959,691)
Net unrealized appreciation of investments	40,433,203	79,786,274

TOTAL NET ASSETS	$1,948,530,536	$3,689,281,911

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–8

LVIP American Global Allocation Managed Risk Funds

Statements of Operations

Year Ended December 31, 2016

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$13,718,147	$18,110,339
Dividends from unaffiliated investments	28,567,661	54,204,848
Interest	13,889	43,960

	42,299,697	72,359,147

EXPENSES:
Distribution expenses-Service Class	6,931,467	13,383,748
Management fees	4,952,644	9,562,442
Accounting and administration expenses	195,285	350,248
Reports and statements to shareholders	81,269	117,119
Professional fees	67,084	103,730
Trustees’ fees and expenses	52,554	101,988
Custodian fees	28,874	50,043
Consulting fees	4,983	6,089
Registration fees	381	518
Other	24,060	44,087

Total operating expenses	12,338,601	23,720,012

NET INVESTMENT INCOME	29,961,096	48,639,135

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	2,906,001	3,567,750
Distributions from unaffiliated investments	29,896,720	95,417,211
Sale of affiliated investments	(1,616,342)	(6,410,260)
Sale of unaffiliated investments	(26,092,847)	(74,053,841)
Foreign currencies	(7,380)	(207,971)
Futures contracts	(15,154,309)	(89,885,257)

Net realized loss	(10,068,157)	(71,572,368)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	3,412,038	12,081,772
Unaffiliated investments	59,427,877	118,983,050
Futures contracts	(100,103)	1,827,709

Net change in unrealized appreciation (depreciation)	62,739,812	132,892,531

NET REALIZED AND UNREALIZED GAIN	52,671,655	61,320,163

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,632,751	$109,959,298

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–9

LVIP American Global Allocation Managed Risk Funds

Statements of Changes in Net Assets

	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$29,961,096	$28,726,601	$48,639,135	$51,586,815
Net realized gain (loss)	(10,068,157)	17,373,982	(71,572,368)	7,305,104
Net change in unrealized appreciation (depreciation)	62,739,812	(100,219,875)	132,892,531	(210,950,033)

Net increase (decrease) in net assets resulting from operations	82,632,751	(54,119,292)	109,959,298	(152,058,114)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(13,250)	(16,290)	(15,459)	(21,227)
Service Class	(32,520,371)	(50,351,498)	(51,764,390)	(77,756,753)
Net realized gain:
Standard Class	—	(5,823)	—	(1,322)
Service Class	—	(21,977,875)	—	(9,705,501)
Return of capital:
Standard Class	—	(2,752)	—	(9,758)
Service Class	—	(9,690,665)	—	(42,143,572)

	(32,533,621)	(82,044,903)	(51,779,849)	(129,638,133)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	76,313	36,573	467,051	384,968
Service Class	134,654,449	379,742,046	141,248,058	696,069,948
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	13,250	24,865	15,459	32,307
Service Class	32,520,371	82,020,038	51,764,390	129,605,826

	167,264,383	461,823,522	193,494,958	826,093,049

Cost of shares redeemed:
Standard Class	(11,925)	(10,880)	(518,990)	(340,799)
Service Class	(263,717,671)	(217,021,435)	(508,612,319)	(366,513,681)

	(263,729,596)	(217,032,315)	(509,131,309)	(366,854,480)

Increase (decrease) in net assets derived from capital share transactions	(96,465,213)	244,791,207	(315,636,351)	459,238,569

NET INCREASE (DECREASE) IN NET ASSETS	(46,366,083)	108,627,012	(257,456,902)	177,542,322
NET ASSETS:
Beginning of year	1,994,896,619	1,886,269,607	3,946,738,813	3,769,196,491

End of year	$1,948,530,536	$1,994,896,619	$3,689,281,911	$3,946,738,813

Undistributed (distributions in excess of) net investment income	$225,497	$(60,288)	$252,133	$(689,060)

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–10

LVIP American Global Balanced Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund
	Standard Class
					3/16/12[2]
	Year Ended				to
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.503	$11.223	$11.066	$10.144	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.200	0.199	0.241	0.237	0.337
Net realized and unrealized gain (loss)	0.287	(0.434)	0.366	1.110	(0.038)

Total from investment operations	0.487	(0.235)	0.607	1.347	0.299

Less dividends and distributions from:
Net investment income	(0.220)	(0.314)	(0.232)	(0.195)	(0.155)
Net realized gain	—	(0.120)	(0.218)	(0.230)	—
Return of capital	—	(0.051)	—	—	—

Total dividends and distributions	(0.220)	(0.485)	(0.450)	(0.425)	(0.155)

Net asset value, end of period	$10.770	$10.503	$11.223	$11.066	$10.144

Total return[4]	4.64%	(2.10% )	5.49%	13.29%	3.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$662	$567	$553	$657	$11
Ratio of expenses to average net assets[5]	0.27%	0.27%	0.27%	0.27%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.27%	0.27%	0.27%	0.28%	0.30%
Ratio of net investment income to average net assets	1.86%	1.77%	2.11%	2.17%	4.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.77%	2.11%	2.16%	4.27%
Portfolio turnover	22%	20%	12%	53%	14%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–11

LVIP American Global Balanced Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund
	Service Class
					3/16/12[2]
		Year Ended			to
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.501	$11.221	$11.065	$10.144	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.162	0.159	0.201	0.197	0.318
Net realized and unrealized gain (loss)	0.287	(0.433)	0.365	1.111	(0.047)

Total from investment operations	0.449	(0.274)	0.566	1.308	0.271

Less dividends and distributions from:
Net investment income	(0.183)	(0.275)	(0.192)	(0.157)	(0.127)
Net realized gain	—	(0.120)	(0.218)	(0.230)	—
Return of capital	—	(0.051)	—	—	—

Total dividends and distributions	(0.183)	(0.446)	(0.410)	(0.387)	(0.127)

Net asset value, end of period	$10.767	$10.501	$11.221	$11.065	$10.144

Total return[4]	4.27%	(2.45% )	5.13%	12.91%	2.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,947,869	$1,994,330	$1,885,717	$1,375,950	$569,265
Ratio of expenses to average net assets[5]	0.62%	0.62%	0.62%	0.62%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.62%	0.62%	0.62%	0.63%	0.65%
Ratio of net investment income to average net assets	1.51%	1.42%	1.77%	1.82%	3.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	1.42%	1.77%	1.81%	3.92%
Portfolio turnover	22%	20%	12%	53%	14%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–12

LVIP American Global Growth Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP American Global Growth Allocation Managed Risk Fund
	Standard Class
					3/16/12[2]
		Year Ended			to
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.803	$11.574	$11.648	$10.214	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.176	0.190	0.232	0.243	0.325
Net realized and unrealized gain (loss)	0.182	(0.555)	0.069	1.542	0.037

Total from investment operations	0.358	(0.365)	0.301	1.785	0.362

Less dividends and distributions from:
Net investment income	(0.194)	(0.264)	(0.232)	(0.161)	(0.148)
Net realized gain	—	(0.027)	(0.143)	(0.190)	—
Return of capital	—	(0.115)	—	—	—

Total dividends and distributions	(0.194)	(0.406)	(0.375)	(0.351)	(0.148)

Net asset value, end of period	$10.967	$10.803	$11.574	$11.648	$10.214

Total return[4]	3.31%	(3.16% )	2.56%	17.49%	3.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$890	$914	$878	$488	$19
Ratio of expenses to average net assets[5]	0.27%	0.27%	0.26%	0.26%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.27%	0.27%	0.26%	0.27%	0.29%
Ratio of net investment income to average net assets	1.62%	1.63%	1.95%	2.13%	4.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.63%	1.95%	2.12%	4.09%
Portfolio turnover	25%	22%	15%	48%	48%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–13

LVIP American Global Growth Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Growth Allocation Managed Risk Fund
	Service Class
					3/16/12[2]
		Year Ended			to
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.802	$11.572	$11.647	$10.214	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.138	0.149	0.190	0.198	0.304
Net realized and unrealized gain (loss)	0.181	(0.553)	0.069	1.547	0.030

Total from investment operations	0.319	(0.404)	0.259	1.745	0.334

Less dividends and distributions from:
Net investment income	(0.156)	(0.224)	(0.191)	(0.122)	(0.120)
Net realized gain	—	(0.027)	(0.143)	(0.190)	—
Return of capital	—	(0.115)	—	—	—

Total dividends and distributions	(0.156)	(0.366)	(0.334)	(0.312)	(0.120)

Net asset value, end of period	$10.965	$10.802	$11.572	$11.647	$10.214

Total return[4]	2.94%	(3.49% )	2.20%	17.10%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,688,392	$3,945,825	$3,768,318	$2,544,418	$789,986
Ratio of expenses to average net assets[5]	0.62%	0.62%	0.61%	0.61%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.62%	0.62%	0.61%	0.62%	0.64%
Ratio of net investment income to average net assets	1.27%	1.28%	1.60%	1.78%	3.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.27%	1.28%	1.60%	1.77%	3.74%
Portfolio turnover	25%	22%	15%	48%	12%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–14

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are non-diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital.

The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 to and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended December 31, 2016 and for the open tax years (years ended December 31, 2013-December 31, 2015) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP American Global Allocation Managed Risk Funds–15

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e. the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

Effective May 1, 2016, Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds’ managed risk strategy. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Funds’ investment portfolios. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2016, fees for these administrative and legal services were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Administrative	$114,724	$222,161
Legal	25,615	49,697

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Trading operation.	$23,111	$44,784

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Printing and mailing	$50,575	$62,077

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

LVIP American Global Allocation Managed Risk Funds–16

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Funds had liabilities payable to affiliates as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$414,384	$ 787,636
Distribution fees payable to LFD	579,942	1,102,427

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2016, were as follows:

		LVIP American Global Balanced Allocation Managed Risk Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
American Funds Insurance Series - Bond Fund	$542,857,012	$152,382,423	$58,213,952	$(1,585,037)	$639,157,709	$12,276,121	$2,116,748
American Funds Insurance Series - Mortgage Bond Fund	77,605,293	7,838,240	9,999,058	(31,305)	75,107,944	1,442,026	789,253

Total	$620,462,305	$160,220,663	$68,213,010	$(1,616,342)	$714,265,653	$13,718,147	$2,906,001

		LVIP American Global Growth Allocation Managed Risk Fund
	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
American Funds Insurance Series - Bond Fund	$ 572,953,564	$253,477,026	$ 81,608,440	$(1,494,072)	$ 745,289,989	$14,260,779	$2,425,412
American Funds Insurance Series - Global Small Capitalization Fund*	262,717,530	—	—	—	—	—	—
American Funds Insurance Series - High-Income Bond Fund*	148,932,026	—	—	—	—	—	—
American Funds Insurance Series - Mortgage Bond Fund	114,677,342	10,237,200	18,156,994	(574)	106,351,919	2,051,160	1,142,338
American Funds Insurance Series - New World Fund**	—	79,939,818	22,299,084	(4,915,614)	175,883,458	1,798,400	—

Total	$1,099,280,462	$343,654,044	$122,064,518	$(6,410,260)	$1,027,525,366	$18,110,339	$3,567,750

*Issuer is not an affiliated investment of the Fund at December 31, 2016.

**Issuer was not an affiliated investment of the Fund at December 31, 2015.

LVIP American Global Allocation Managed Risk Funds–17

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Purchases	$414,708,773	$ 919,901,992
Sales	498,327,588	1,214,823,060

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Cost of investments	$1,926,344,109	$3,658,933,908

Aggregate unrealized appreciation	$60,789,666	$117,418,214
Aggregate unrealized depreciation	(37,563,307)	(82,118,785)

Net unrealized appreciation	$23,226,359	$35,299,429

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2016:

LVIP American Global Balanced Allocation Managed Risk Fund

Level 1
Affiliated Investments	$714,265,653
Unaffiliated Investments	1,235,304,815

Total	$1,949,570,468

LVIP American Global Growth Allocation Managed Risk Fund

Level 1
Affiliated Investments	$1,027,525,366
Unaffiliated Investments	2,666,707,971

Total	$3,694,233,337

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP American Global Allocation Managed Risk Funds–18

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Year ended December 31, 2016:
Ordinary income	$32,533,621	$51,779,849

Year ended December 31, 2015:
Ordinary income	$40,573,937	$67,765,202
Long-term capital gains	31,777,549	19,719,601
Return of capital	9,693,417	42,153,330

Total	$82,044,903	$129,638,133

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Shares of beneficial interest	$1,932,495,208	$3,706,203,195
Undistributed ordinary income	225,497	252,133
Capital loss carryforwards	(7,416,528)	(52,472,846)
Net unrealized appreciation	23,226,359	35,299,429

Net assets	$1,948,530,536	$3,689,281,911

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Funds recorded the following reclassifications:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP America Global Growth Allocation Managed Risk Fund
Undistributed net investment income	$2,858,310	$4,081,907
Accumulated net realized loss	(2,858,310)	(4,081,907)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

	Post-Enactment Losses (No Expiration)
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Short term	$7,416,528	$45,295,413
Long-term	—	7,177,433

Total	$7,416,528	$52,472,846

LVIP American Global Allocation Managed Risk Funds–19

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Standard Class	7,358	3,317	42,704	34,495
Service Class	12,586,537	33,460,337	13,045,339	59,436,332
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,230	2,344	1,407	2,977
Service Class	3,018,412	7,732,457	4,714,426	11,934,498

	15,613,537	41,198,455	17,803,876	71,408,302

Shares redeemed:
Standard Class	(1,106)	(962)	(47,539)	(28,749)
Service Class	(24,611,427)	(19,332,974)	(46,654,098)	(31,743,802)

	(24,612,533)	(19,333,936)	(46,701,637)	(31,772,551)

Net increase (decrease)	(8,998,996)	21,864,519	(28,897,761)	39,635,751

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Funds deposit U.S. or foreign cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Funds used futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market condition; as a cash management tool; and to hedge currency risks associated with the Funds’ investments.

LVIP American Global Allocation Managed Risk Funds–20

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP American Global Balanced Allocation Managed Risk Fund

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(930,717)	$160,257
Futures contracts (Equity contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(14,223,592)	(260,360)

Total		$(15,154,309)	$(100,103)

LVIP American Global Growth Allocation Managed Risk Fund

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,462,796	$(3,876,455)
Futures contracts (Equity contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(93,348,053)	5,704,164

Total		$(89,885,257)	$1,827,709

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2016.

	Long Derivative Volume Futures Contracts (Average Notional Value)	Short Derivative Volume Futures Contracts (Average Notional Value)
LVIP American Global Balanced Allocation Managed Risk Fund	$54,968,963	$42,305,561
LVIP American Global Growth Allocation Managed Risk Fund	3,246,873	592,787,514

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

10.Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for

LVIP American Global Allocation Managed Risk Funds–21

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

10.Recent Accounting Pronouncements (continued)

the Funds for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Global Allocation Managed Risk Funds–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Global Allocation Managed Risk Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (two of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 16, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (two of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 16, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP American Global Allocation Managed Risk Funds–23

LVIP American Global Allocation Managed Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Funds report distributions paid during the year as follows:

(A) Ordinary Income Total Distributions (Tax Basis)
LVIP American Global Balanced Allocation Managed Risk Fund	100.00%
LVIP American Global Growth Allocation Managed Risk Fund	100.00%

(A) is based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”).The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in underlying funds (the “Equity Sleeve”). The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman Financial Risk Management LLC (“Milliman”) had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Risk Funds effective May 1, 2016 and that in June 2016, the risk-management strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk managed overlay would improve risk/return performance for investors. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar in for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March

LVIP American Global Allocation Managed Risk Funds–24

LVIP American Global Allocation Managed Risk Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

31, 2016. The Board reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the total return of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information comparing the Funds’ performance to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP American Global Balanced Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Balanced Blended Risk Control Composite). The Board noted that the Fund’s total return was above the median return of the performance peer group and below the return of the benchmark index for the one year period and below the median return of the performance peer group and above the return of the benchmark index for the three year period. The Board noted that the Fund’s standard deviation for the three year period was within range of the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Global Growth Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period and below the median return of the performance peer group and above the return of the benchmark index for the three year period. The Board noted that the Fund’s standard deviation for the three year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was primarily attributable to the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median for each Fund. The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar expense peer group. The Board considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”) was below the median net expense ratio (including AFFE) of the respective Morningstar expense peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Global Allocation Managed Risk Funds–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP American Global Allocation Managed Risk Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP American Global Allocation Managed Risk Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Global Allocation Managed Risk Funds–28

LVIP American Preservation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP American Preservation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling
1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 1.92% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index1, returned 1.28%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in 3Q16. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe there will be interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund invests in underlying funds which invest predominantly in U.S. investment grade fixed income securities, with modest off-benchmark high yield exposure. As a result, the Fund tends to outperform the benchmark when risk assets rally. Over the one-year period ended December 31, 2016, the Fund’s modest high yield exposure, through the underlying funds, helped performance as accommodative global central bank policies, a rebound in oil prices, and strong overseas investor demand led to significant credit spread compression. However, the Fund’s modest longer duration position vs. the benchmark partially offset the outperformance, as interest rates rose sharply in the fourth quarter of 2016 following the presidential election.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon Amritansh Tewary Alex Zeng

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,381 for the Standard Class shares and to $10,225 for the Service Class shares. For comparison, look at how the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,373. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+1.92%
Inception (8/29/12)	+0.86%
Service Class Shares
One Year	+1.57%
Inception (8/29/12)	+0.51%

1.

The Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index (formerly known as Barclays Capital U.S. Government/Credit 1-3 Year Index) measures the performance of short-term (1-3 years) government and corporate bonds.

LVIP American Preservation Fund–1

LVIP American Preservation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$989.80	0.18%	$0.90
Service Class Shares	1,000.00	988.10	0.53%	2.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.23	0.18%	$0.92
Service Class Shares	1,000.00	1,022.47	0.53%	2.69

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Preservation Fund–2

LVIP American Preservation Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	6.99%
Fixed Income Fund	4.99%
Money Market Fund	2.00%
Unaffiliated Investments	92.97%
Fixed Income Funds	91.96%
International Fixed Income Fund	0.99%
Money Market Fund	0.02%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

LVIP American Preservation Fund–3

LVIP American Preservation Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–6.99%
Fixed Income Fund–4.99%
✢American Funds Insurance Series®– Mortgage Bond Fund	2,741,919	$28,954,664

		28,954,664

Money Market Fund–2.00%
*Lincoln Variable Insurance Products Trust– LVIP Government Money Market Fund (seven-day effective yield 0.12%)	1,161,576	11,615,760

		11,615,760

Total Affiliated Investments (Cost $40,654,494)		40,570,424

UNAFFILIATED INVESTMENTS–92.97%
Fixed Income Funds–91.96%
²American Funds®– Bond Fund of America	3,192,054	40,602,932
Intermediate Bond Fund of America	11,735,020	156,545,170
Short-Term Bond Fund of America	19,873,295	197,143,084

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
Fixed Income Funds (continued)
✢American Funds Insurance Series®– Bond Fund	4,831,059	$52,175,436
High-Income Bond Fund	1,727,665	17,587,629
U.S. Government/AAA-Rated Securities Fund	5,764,595	69,463,375

		533,517,626

International Fixed Income Fund–0.99%
✢American Funds Insurance Series®– Global Bond Fund	514,229	5,769,648

		5,769,648

Money Market Fund–0.02%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	124,398	124,398

		124,398

Total Unaffiliated Investments (Cost $544,799,830)		539,411,672

TOTAL VALUE OF SECURITIES–99.96% (Cost $585,454,324)	579,982,096
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	209,239

NET ASSETS APPLICABLE TO 59,290,302 SHARES OUTSTANDING–100.00%	$580,191,335

²	Class R-6 shares.

*	Standard Class shares.

✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–4

LVIP American Preservation Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investments. at value	$40,570,424
Unaffiliated investments. at value	539,411,672

Total investments, at value	579,982,096
Cash	13
Dividends receivable from investments	1,491,533
Receivable for fund shares sold	742,717

TOTAL ASSETS	582,216,359

LIABILITIES:
Payable for investment purchased	1,615,827
Due to manager and affiliates	242,164
Payable for fund shares redeemed	141,317
Other accrued expenses payable	25,716

TOTAL LIABILITIES	2,025,024

TOTAL NET ASSETS	$580,191,335

Affiliated investments, at cost	$40,654,494
Unaffiliated investments, at cost	544,799,830

Total investments, at cost	$585,454,324

Standard Class:
Net Assets	$250,201
Shares Outstanding	25,570
Net Asset Value Per Share	$9.785

Service Class:
Net Assets	$579,941,134
Shares Outstanding	59,264,732
Net Asset Value Per Share	$9.786

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$588,541,756
Undistributed net investment income	803,363
Accumulated net realized loss on investments	(3,681,556)
Net unrealized depreciation of investments	(5,472,228)

TOTAL NET ASSETS	$580,191,335

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–5

LVIP American Preservation Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investments	$538,585
Dividends from unaffiliated investments	7,999,550

8,538,135

EXPENSES:
Distribution fees-Service Class	1,827,735
Management fees	1,305,823
Accounting and administration expenses	72,379
Professional fees	31,638
Reports and statements to shareholders	20,902
Trustees’ fees and expenses	13,301
Custodian fees	9,603
Consulting fees	2,164
Pricing fees	61
Other	2,472

3,286,078
Less management fees waived	(522,329)

Total operating expenses	2,763,749

NET INVESTMENT INCOME	5,774,386

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	260,409
Distributions from unaffiliated investments	2,368,141
Sale of affiliated investments	(10,396)
Sale of unaffiliated investments	(2,481,115)

Net realized gain	137,039

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(209,652)
Unaffiliated investments	1,106,871

Net change in unrealized appreciation (depreciation)	897,219

NET REALIZED AND UNREALIZED GAIN	1,034,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,808,644

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,774,386	$4,372,289
Net realized gain	137,039	459,290
Net change in unrealized appreciation (depreciation)	897,219	(5,810,887)

Net increase (decrease) in net assets resulting from operations	6,808,644	(979,308)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,218)	(1,343)
Service Class	(7,116,062)	(5,675,973)

	(7,120,280)	(5,677,316)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	344,438	7,347
Service Class	248,744,755	237,033,802
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,218	1,343
Service Class	7,116,062	5,675,973

	256,209,473	242,718,465

Cost of shares redeemed:
Standard Class	(175,104)	(54,507)
Service Class	(110,298,784)	(102,523,225)

	(110,473,888)	(102,577,732)

Increase in net assets derived from capital share transactions	145,735,585	140,140,733

NET INCREASE IN NET ASSETS	145,423,949	133,484,109
NET ASSETS:
Beginning of year	434,767,386	301,283,277

End of year	$580,191,335	$434,767,386

Undistributed net investment income	$803,363	$299,174

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–6

LVIP American Preservation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Preservation Fund Standard Class
					8/29/12[1]
	Year Ended				to
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.755	$9.888	$9.788	$10.020	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.145	0.150	0.137	0.153	0.239
Net realized and unrealized gain (loss)	0.042	(0.119)	0.073	(0.264)	(0.187)

Total from investment operations	0.187	0.031	0.210	(0.111)	0.052

Less dividends and distributions from:
Net investment income	(0.157)	(0.164)	(0.110)	(0.121)	(0.032)

Total dividends and distributions	(0.157)	(0.164)	(0.110)	(0.121)	(0.032)

Net asset value, end of period	$9.785	$9.755	$9.888	$9.788	$10.020

Total return[3]	1.92%	0.31%	2.14%	(1.09% )	0.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250	$81	$128	$224	$10
Ratio of expenses to average net assets[4]	0.18%	0.18%	0.19%	0.23%	0.25%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	0.28%	0.28%	0.29%	0.35%	1.39%
Ratio of net investment income to average net assets	1.45%	1.50%	1.38%	1.54%	6.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.35%	1.40%	1.28%	1.42%	5.84%
Portfolio turnover	14%	21%	13%	55%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–7

LVIP American Preservation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Preservation Fund Service Class
					8/29/12[1]
	Year Ended				to
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.755	$9.888	$9.789	$10.018	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.110	0.115	0.102	0.118	0.227
Net realized and unrealized gain (loss)	0.043	(0.119)	0.073	(0.262)	(0.188)

Total from investment operations	0.153	(0.004)	0.175	(0.144)	0.039

Less dividends and distributions from:
Net investment income	(0.122)	(0.129)	(0.076)	(0.085)	(0.021)

Total dividends and distributions	(0.122)	(0.129)	(0.076)	(0.085)	(0.021)

Net asset value, end of period	$9.786	$9.755	$9.888	$9.789	$10.018

Total return[3]	1.57%	(0.04% )	1.78%	(1.43% )	0.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$579,941	$434,686	$301,155	$162,846	$32,209
Ratio of expenses to average net assets[4]	0.53%	0.53%	0.54%	0.58%	0.60%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	0.63%	0.63%	0.64%	0.70%	1.74%
Ratio of net investment income to average net assets	1.10%	1.15%	1.03%	1.19%	6.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.00%	1.05%	0.93%	1.07%	5.49%
Portfolio turnover	14%	21%	13%	55%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–8

LVIP American Preservation Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”), American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek current income, consistent with the preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investments companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund. For

LVIP American Preservation Fund–9

LVIP American Preservation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$29,501
Legal	6,526

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administrative expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,935 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,114 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$72,674
Distribution fees payable to LFD	169,490

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
American Funds Insurance Series® - Mortgage Bond Fund .	$21,819,222	$9,200,468	$1,844,978	$(10,396)	$28,954,664	$535,318	$260,409
LVIP Government Money Market Fund	13,093,130	3,981,290	5,458,660	—	11,615,760	3,267	—

Total	$34,912,352	$13,181,758	$7,303,638	$(10,396)	$40,570,424	$538,585	$260,409

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$219,444,873
Sales	73,400,961

LVIP American Preservation Fund–10

LVIP American Preservation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$587,873,201

Aggregate unrealized appreciation	$438,481
Aggregate unrealized depreciation	(8,329,586)

Net unrealized depreciation	$(7,891,105)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investments	$40,570,424
Unaffiliated Investments	539,411,672

Total	$579,982,096

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follow:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$7,120,280	$5,677,316

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$588,541,756
Undistributed ordinary income	803,363
Capital loss carryforward	(1,262,679)
Net unrealized depreciation	(7,891,105)

Net assets	$580,191,335

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

LVIP American Preservation Fund–11

LVIP American Preservation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,850,083	$(1,850,083)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$193,084	$1,069,595	$1,262,679

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	34,309	737
Service Class	25,077,891	23,832,812
Shares issued upon reinvestment of dividends and distributions:
Standard Class	431	138
Service Class	727,190	581,777

	25,839,821	24,415,464

Shares redeemed:
Standard Class	(17,505)	(5,481)
Service Class	(11,102,526)	(10,309,427)

	(11,120,031)	(10,314,908)

Net increase	14,719,790	14,100,556

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP American Preservation Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Preservation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP American Preservation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Preservation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP American Preservation Fund–13

LVIP American Preservation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2016. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP American Preservation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Barclays US Government/Credit 1-3 Year TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and within range of the benchmark index for the one year period and above the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017 for the Fund. The Board noted that the investment management fee for LVIP American Preservation Fund was lower than the median investment management fee of its Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.

LVIP American Preservation Fund–14

LVIP American Preservation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interest of the Fund.

LVIP American Preservation Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Preservation Fund–18

LVIP Baron Growth Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP Baron Growth Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: BAMCO, Inc.

The Fund returned 5.57% (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 2000® Index1, returned 21.31%; and its broad-based benchmark index, the Russell 2000® Growth Index2, returned 11.32%.

Market Review

The year started with a sell off driven by concerns around a possible tightening of the credit markets, signs of slowing growth, particularly in China, and continued low oil prices. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the Federal Reserve deferred interest rate hikes, the markets recovered. In late June, the U.K.’s vote to exit the European Union sent the markets into another sharp, but thankfully short-lived, decline. In November, post-election expectations of corporate tax reform, looser regulations, a stronger dollar, higher interest rates, and investment in infrastructure drove rotation into stocks, sectors, and asset classes that are expected to benefit from these developments.

Fund Performance

Investments in the Consumer Discretionary, Financials, and Real Estate sectors were the top contributors in the year. The leisure facilities and hotels, resorts & cruise lines sub-industries led performance in the Consumer Discretionary sector, driven largely by top contributor Vail Resorts, Inc. and second biggest contributor Marriott Vacations Worldwide Corp. Performance of the Financials sector was led by Primerica, Inc. Real Estate benefited from solid gains in five of the six holdings the portfolio has within the sector.

Holdings in the Consumer Staples and Information Technology (IT) sectors detracted the most during the period. Weak performance in Consumer Staples was led by Smart and Final Stores, Inc. The internet software & services and application software sub-industries drove weak IT performance.

Benchmark Comparison

When reviewing performance attribution, please be aware that we construct the portfolio from the bottom up, one stock at a time. Each stock is included if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Our exposure to any given sector is purely a result of our stock selection process.

LVIP Baron Growth Opportunities Fund trailed the Russell 2000 Index due to stock selection, relative sector/industry exposures, and greater exposure to smid- and mid-cap stocks, which lagged small-cap stocks during the period.

Health Care investments and larger exposure to the outperforming Utilities sector added value. Within Health Care, lower exposure to biotechnology and pharmaceutical stocks contributed positively to relative performance. Strength in the sector was also attributable to outperformance of IDEXX Laboratories, Inc. and Edwards Lifesciences Corp. We sold our position in Edwards due to market cap considerations.

IT, Financials, Industrials, and Consumer Staples holdings and larger exposure to the lagging Consumer Discretionary sector weighed the most on relative performance. IT investments detracted from performance, mainly due to underperformance of application software and internet software & services holdings. Within Financials, lack of exposure to strong performing regional banks and larger exposure to underperforming asset managers & custody banks hampered relative results. Within Industrials, underperformance of building products holdings and lower exposure to this outperforming sector detracted the most from relative results. Regional grocer Smart & Final Stores, Inc. and private label food maker TreeHouse Foods, Inc. drove the underperformance of Consumer Staples.

Outlook and Strategy

As long-term, fundamental, bottom-up investors, we are continuing to position the portfolio to benefit from what we believe to be strong, long-term growth opportunities. We believe the rapid rate of growth in the post-recession equity markets will slow to single digits as multiples are now at the high end of the historical range. We believe the portfolio will continue to produce double-digit returns, since we are not invested in the cyclical, highly leveraged, fragile companies that have driven the post-recession boom.

Portfolio Managers:
BAMCO, Inc.:	Ronald Baron Neal Rosenberg

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/06. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,985. For comparison, look at how the Russell 2000® Index and the Russell 2000® Growth Index did over the same period. The same $10,000 investment would have increased to $19,793 and $21,108, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Service Class Shares
One Year	+	5.57%
Five Years	+	11.79%
Ten Years	+	7.17%
Standard Class Shares
One Year	+	5.83%
Five Years	+	12.07%
Inception (6/5/07)	+	6.84%

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

2.	The Russell 2000® Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,031.70	0.99%	$5.06
Service Class Shares	1,000.00	1,030.40	1.24%	6.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.16	0.99%	$5.03
Service Class Shares	1,000.00	1,018.90	1.24%	6.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.39%
Building Products	5.13%
Capital Markets	8.97%
Diversified Consumer Services	4.93%
Diversified Telecommunication Services	1.00%
Electrical Equipment	0.73%
Equity Real Estate Investment Trusts	8.39%
Food & Staples Retailing	2.54%
Food Products	1.59%
Health Care Equipment & Supplies	5.03%
Health Care Technology	0.44%
Hotels, Restaurants & Leisure	19.44%
Household Products	1.43%
Insurance	6.75%
Internet & Direct Marketing Retail	1.12%
Internet Software & Services	4.50%
IT Services	6.81%
Life Sciences Tools & Services	2.83%
Machinery	2.38%
Media	1.14%
Software	6.27%
Specialty Retail	1.54%
Textiles, Apparel & Luxury Goods	2.99%
Thrifts & Mortgage Finance	0.23%
Trading Companies & Distributors	1.21%
Convertible Preferred Stock	0.20%
Master Limited Partnerships	1.25%
Money Market Fund	1.27%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Vail Resorts	7.57%
Arch Capital Group	3.99%
Gartner	3.53%
Choice Hotels International	3.49%
Marriott Vacations Worldwide	3.37%
CoStar Group	3.31%
IDEXX Laboratories	3.13%
Under Armour Class A & Class C	2.99%
Gaming and Leisure Properties	2.84%
Primerica	2.69%
Total	36.91%

IT–Information Technology

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)
COMMON STOCK–97.39%
Building Products–5.13%
†Caesarstone	216,000	$6,188,400
†Masonite International	139,000	9,146,200
†Trex	158,000	10,175,200

		25,509,800

Capital Markets–8.97%
Cohen & Steers	214,000	7,190,400
FactSet Research Systems	50,900	8,318,587
Financial Engines	215,000	7,901,250
Moelis & Co. Class A	151,000	5,118,900
Morningstar	84,403	6,208,685
MSCI Class A	125,000	9,847,500

		44,585,322

Diversified Consumer Services–4.93%
†Bright Horizons Family Solutions	165,000	11,553,300
†Nord Anglia Education	557,000	12,978,100

		24,531,400

Diversified Telecommunication Services–1.00%
†Iridium Communications	519,673	4,988,861

		4,988,861

Electrical Equipment–0.73%
Littelfuse	23,870	3,622,750

		3,622,750

Equity Real Estate Investment Trusts–8.39%
Alexander’s	11,500	4,909,005
Alexandria Real Estate Equities	57,000	6,334,410
American Assets Trust	100,000	4,308,000
Douglas Emmett	330,000	12,064,800
Gaming and Leisure Properties	461,000	14,115,820

		41,732,035

Food & Staples Retailing–2.54%
†Performance Food Group	259,500	6,228,000
†Smart & Final Stores	455,000	6,415,500

		12,643,500

Food Products–1.59%
†TreeHouse Foods	109,500	7,904,805

		7,904,805

Health Care Equipment & Supplies–5.03%
†Glaukos	23,584	808,931
†IDEXX Laboratories	132,600	15,550,002
†Neogen	32,550	2,148,300
West Pharmaceutical Services	76,910	6,524,275

		25,031,508

Health Care Technology–0.44%
†Inovalon Holdings Class A	210,405	2,167,171

		2,167,171

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure–19.44%
Choice Hotels International	310,000	$17,375,500
ClubCorp Holdings	318,500	4,570,475
Marriott Vacations Worldwide	197,500	16,757,875
†Panera Bread Class A	36,000	7,383,240
†Penn National Gaming	363,500	5,012,665
†Pinnacle Entertainment	303,819	4,405,376
Red Rock Resorts Class A	152,116	3,527,570
Vail Resorts	233,300	37,633,623

		96,666,324

Household Products–1.43%
Church & Dwight	161,000	7,114,590

		7,114,590

Insurance–6.75%
†Arch Capital Group	230,000	19,846,700
Kinsale Capital Group	10,500	357,105
Primerica	193,195	13,359,434

		33,563,239

Internet & Direct Marketing Retail–1.12%
†AO World	2,487,293	5,560,527

		5,560,527

Internet Software & Services–4.50%
†Benefitfocus	189,112	5,616,626
†CoStar Group	87,351	16,464,790
†Wix.com	6,500	289,575

		22,370,991

IT Services–6.81%
Booz Allen Hamilton Holding	118,000	4,256,260
†Gartner	173,600	17,545,752
MAXIMUS	216,500	12,078,535

		33,880,547

Life Sciences Tools & Services–2.83%
Bio-Techne	48,600	4,997,538
†Mettler-Toledo International	21,700	9,082,752

		14,080,290

Machinery–2.38%
†Middleby	92,000	11,850,520

		11,850,520

Media–1.14%
Manchester United Class A	396,063	5,643,898

		5,643,898

Software–6.27%
†ANSYS	126,300	11,681,487
†Guidewire Software	95,000	4,686,350
Pegasystems	110,000	3,960,000

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
SS&C Technologies Holdings	380,000	$10,868,000

		31,195,837

Specialty Retail–1.54%
Dick’s Sporting Goods	143,900	7,641,090

		7,641,090

Textiles, Apparel & Luxury Goods–2.99%
†Under Armour Class A	274,000	7,959,700
†Under Armour Class C	275,001	6,921,775

		14,881,475

Thrifts & Mortgage Finance–0.23%
†Essent Group	36,000	1,165,320

		1,165,320

Trading Companies & Distributors–1.21%
Air Lease	175,000	6,007,750

		6,007,750

Total Common Stock (Cost $229,432,845)		484,339,550

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK–0.20%
Iridium Communications 6.75% exercise price $7.47	2,926	$1,009,294

Total Convertible Preferred Stock (Cost $731,500)		1,009,294

MASTER LIMITED PARTNERSHIPS–1.25%
Carlyle Group	162,500	2,478,125
Oaktree Capital Group	100,000	3,750,000

Total Master Limited Partnerships (Cost $7,025,309)		6,228,125

MONEY MARKET FUND–1.27%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	6,285,534	6,285,534

Total Money Market Fund (Cost $6,285,534)		6,285,534

TOTAL VALUE OF SECURITIES–100.11% (Cost $243,475,188)	497,862,503
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(527,215)

NET ASSETS APPLICABLE TO 12,367,137 SHARES OUTSTANDING–100.00%	$497,335,288

NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($23,668,376 / 576,039 Shares)	$41.088

NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($473,666,912 / 11,791,098 Shares)	$40.172

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$221,376,113
Accumulated net realized gain on investments	21,571,854
Net unrealized appreciation of investments	254,387,321

Total net assets	$497,335,288

†	Non-income producing for the period.

«	Includes $840,628 payable for fund shares redeemed and $492,459 due to manager and affiliates as of December 31, 2016.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$ 8,091,336
Foreign tax withheld	(3,422)

8,087,914

EXPENSES:
Management fees	5,093,443
Distribution fees-Service Class	1,212,542
Accounting and administration expenses	126,447
Reports and statements to shareholders	66,100
Professional fees	36,368
Trustees’ fees and expenses	13,642
Custodian fees	10,441
Consulting fees	1,975
Pricing fees	225
Other	8,974

6,570,157
Less management fees waived	(211,536)

Total operating expenses	6,358,621

NET INVESTMENT INCOME	1,729,293

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	22,160,323
Foreign currencies	(11,390)
Foreign currency exchange contracts	(24,112)

Net realized gain	22,124,821

Net change in unrealized appreciation (depreciation) of:
Investments	3,322,957
Foreign currencies	6

Net change in unrealized appreciation (depreciation)	3,322,963

NET REALIZED AND UNREALIZED GAIN	25,447,784

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,177,077

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,729,293	$(1,592,102)
Net realized gain	22,124,821	35,254,858
Net change in unrealized appreciation (depreciation)	3,322,963	(60,804,900)

Net increase (decrease) in net assets resulting from operations	27,177,077	(27,142,144)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(175,577)	—
Service Class	(2,403,811)	—
Net realized gain:
Standard Class	(1,589,935)	(2,050,758)
Service Class	(33,844,955)	(43,531,173)

	(38,014,278)	(45,581,931)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,191,603	26,334,107
Service Class	42,818,568	63,415,310
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,765,512	2,050,758
Service Class	36,248,766	43,531,173

	89,024,449	135,331,348

Cost of shares redeemed:
Standard Class	(12,079,842)	(7,588,936)
Service Class	(106,499,335)	(102,533,213)

	(118,579,177)	(110,122,149)

Increase (decrease) in net assets derived from capital share transactions	(29,554,728)	25,209,199

NET DECREASE IN NET ASSETS	(40,391,929)	(47,514,876)
NET ASSETS:
Beginning of year	537,727,217	585,242,093

End of year	$497,335,288	$537,727,217

Distributions in excess of net investment income	$—	$(836,253)

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund—7

LVIP Baron Growth Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$41.922	$47.819	$45.941	$35.526	$31.857

Income (loss) from investment operations:
Net investment income (loss)[1]	0.240	(0.017)	0.092	0.032	0.681
Net realized and unrealized gain (loss)	2.219	(2.102)	2.244	13.978	5.155

Total from investment operations	2.459	(2.119)	2.336	14.010	5.836

Less dividends and distributions from:
Net investment income	(0.305)	—	(0.197)	(0.184)	(0.483)
Net realized gain	(2.988)	(3.778)	(0.261)	(3.411)	(1.684)

Total dividends and distributions	(3.293)	(3.778)	(0.458)	(3.595)	(2.167)

Net asset value, end of period	$41.088	$41.922	$47.819	$45.941	$35.526

Total return[2]	5.83%	(4.53% )	5.12%	40.41%	18.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,668	$26,105	$8,964	$16,739	$10,415
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.03%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.05%	1.05%	1.06%	1.08%
Ratio of net investment income (loss) to average net assets	0.58%	(0.03% )	0.20%	0.08%	1.97%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.54%	(0.07% )	0.16%	0.05%	1.93%
Portfolio turnover	8%	12%	12%	6%	18%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$41.063	$47.034	$45.201	$35.084	$31.488

Income (loss) from investment operations:
Net investment income (loss)[1]	0.133	(0.133)	(0.022)	(0.071)	0.586
Net realized and unrealized gain (loss)	2.168	(2.060)	2.201	13.783	5.092

Total from investment operations	2.301	(2.193)	2.179	13.712	5.678

Less dividends and distributions from:
Net investment income	(0.204)	—	(0.085)	(0.184)	(0.398)
Net realized gain	(2.988)	(3.778)	(0.261)	(3.411)	(1.684)

Total dividends and distributions	(3.192)	(3.778)	(0.346)	(3.595)	(2.082)

Net asset value, end of period	$40.172	$41.063	$47.034	$45.201	$35.084

Total return[2]	5.57%	(4.77% )	4.85%	40.06%	18.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$473,667	$511,622	$576,278	$590,082	$404,872
Ratio of expenses to average net assets	1.26%	1.26%	1.26%	1.28%	1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.30%	1.30%	1.30%	1.31%	1.33%
Ratio of net investment income (loss) to average net assets	0.33%	(0.28% )	(0.05% )	(0.17% )	1.72%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.29%	(0.32% )	(0.09% )	(0.20% )	1.68%
Portfolio turnover	8%	12%	12%	6%	18%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. The commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $4,209 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. Effective October 1, 2016, the waiver amount is 0.06% on the first $250 million of average daily net assets of the Fund; 0.11% on the next $250 million, 0.16% on the next $200 million; 0.17% on the next $50 million; and 0.22% in excess of $750 million of average daily net assets of the Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to October 1, 2016, the waiver amount was 0.00% on the first $250 million of average daily net assets of the Fund; 0.05% on the next $250 million; 0.10% on the next $250 million; and 0.15% in excess of $750 million of average daily net assets of the Fund.

BAMCO, Inc. (the “Sub-Adviser”) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, cost for these administrative and legal services were as follows:

Administrative	$26,751
Legal	6,628

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and Statements to Shareholders” on the Statement of Operations.

The Fund reimburses Lincoln Life for the cost of these services, which amounted to $55,548 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	390,692
Distribution fees payable to LFD	101,767

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $303,491.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$38,133,410
Sales	92,895,587

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$244,716,188

Aggregate unrealized appreciation	$264,073,310
Aggregate unrealized depreciation	(10,926,995)

Net unrealized appreciation	$253,146,315

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Common Stock	$484,339,550
Convertible Preferred Stock	1,009,294
Master Limited Partnerships	6,228,125
Money Market Fund	6,285,534

Total	$497,862,503

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 were as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$2,263,238	$—
Long-term capital gains	35,751,040	45,581,931

Total	$38,014,278	$45,581,931

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$221,376,113
Undistributed long-term capital gains	22,812,854
Net unrealized appreciation	253,146,321

Net assets	$497,335,288

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and partnership income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, net operating losses and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$1,686,348	$62,013	$(1,748,361)

LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	198,522	551,673
Service Class	1,060,985	1,370,686
Shares issued upon reinvestment of dividends and distributions:
Standard Class	42,482	48,311
Service Class	893,952	1,046,221

	2,195,941	3,016,891

Shares redeemed:
Standard Class	(287,678)	(164,737)
Service Class	(2,623,278)	(2,209,844)

	(2,910,956)	(2,374,581)

Net increase (decrease)	(715,015)	642,310

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risks that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of the derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(24,112)	$—

Average Volume of Derivatives– The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (Average cost)	$9,639	$12,141

LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10.Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Baron Growth Opportunities Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Baron Growth Opportunities Fund–16

LVIP Baron Growth Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
94.05%	5.95%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an increase in its advisory fee waiver through April 30, 2018. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one, three, five and ten year periods. The Board concluded that the services provided by BAMCO were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fees BAMCO charges and noted BAMCO’s statement that the subadviser does not charge a lower fee to other funds for which it manages comparable small cap portfolios with Ron Baron as the portfolio manager. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers in the form of bundled and unbundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Baron Growth Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Baron Growth Opportunities Fund–21

LVIP BlackRock Dividend Value Managed Volatility Fund

(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP BlackRock Dividend Value Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Dividend Value Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by:   BlackRock Investment Management LLC

                             SSGA Funds Management, Inc.

The Fund returned 11.97% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 1000® Value Index1, returned 17.34%.

The year started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan. Domestic equity markets rebounded in the second quarter of 2016, despite increased volatility in June from the “Brexit”, i.e., the United Kingdom’s vote to leave the European Union.

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 25 basis points at the end of the reporting period did not come as a big surprise. The U.S. election and the Fed were front and center in 2016. The year started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were shocked by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indexes posting solid gains in November.

The largest contributor to relative performance in 2016 was stock selection in the health care sector. Notable outperformers include overweight positions in UnitedHealth Group Inc. and Quest Diagnostics Inc. UnitedHealth Group Inc. outperformed due to above consensus growth in its Optum business and robust membership gains within its Medicare, Medicaid and Commercial segments. Within financials, our large overweight in the banks industry proved to be beneficial. Bank earnings in the second half of 2016 were generally positive and relative outperformance accelerated following Donald Trump’s U.S. presidential election victory. Momentum in the banks industry also accelerated given expectations for the incoming administration to enact pro-business policies and potentially reduce existing regulatory burdens. Lastly, an underweight to real estate and stock selection in utilities also added to relative performance.

The largest detractor from relative performance is a combination of stock selection and allocation decisions in the industrials sector. Notably, an underweight to the machinery and airlines industries dampened relative returns. In regards to machinery, our underweight is predicated on our belief that weak end market fundamentals limit attractive investment opportunities in the near-term. Strong performance by benchmark holdings in recent months are sentiment driven, to a degree, and expanding valuation multiples reflect a positive shift in investor expectations for U.S. nominal GDP growth and tax policy following Donald Trump’s U.S. presidential election victory. Other notable detractors in the sector include overweight positions in Nielsen Holdings plc and Honeywell International Inc. Stock selection in the consumer staples sector also dampened relative performance. Notably, non-benchmark holding Kroger Co. lagged, and underweights to the energy sector and the metals & mining industry also detracted from relative returns for the year.

U.S. equities weathered several shocks in 2016 before rallying in the second half of the year, propelled by a strengthening domestic economy and improving corporate earnings. Investor expectations for increased infrastructure spending, tax reform, and reduced government regulation has amplified U.S. growth expectations. To the extent that expectations can be realized in the form of stronger corporate earnings, stocks have a favorable backdrop to potentially achieve further gains in this business cycle.

We believe tempered, more moderate return expectations remain prudent given elevated equity market valuations. Improving economic conditions are encouraging, however a lack of clarity in regards to the new administration’s plans for fiscal stimulus, tax reform, trade, and foreign policy are key risks to monitor moving forward. As such, we believe attractively-priced, dividend growth stocks with sound balance sheets are particularly well positioned for today’s environment.

As of year-end, our largest sector exposures included financials, health care, and energy. In recent months we have increased our allocation to the information technology and health care sectors while reducing exposure to the industrials and financials sectors. As always, the strategy continues to emphasize investment in quality dividend paying companies with consideration toward balancing capital appreciation and current income over time.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:

Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

BlackRock Investment Management LLC:	Christopher Bliss
David J. Cassese, CFA
Tony DeSpirito
Alan Mason
Greg Savage
Robert M. Shearer

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marian Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Dividend Value Managed Volatility Fund–1

LVIP BlackRock Dividend Value Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,900. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $17,445. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+11.97%
Five Years	+8.80%
Ten Years	+3.35%

Service Class Shares
One Year	+11.68%
Five Years	+8.53%
Ten Years	+3.09%

1.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and higher forecasted growth values.

Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC replaced Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, as the Fund’s sub-adviser.

LVIP BlackRock Dividend Value Managed Volatility Fund–2

LVIP BlackRock Dividend Value Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,076.20	0.66%	$3.44
Service Class Shares	1,000.00	1,074.80	0.91%	4.75

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.82	0.66%	$3.35
Service Class Shares	1,000.00	1,020.56	0.91%	4.62

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Dividend Value Managed Volatility Fund–3

LVIP BlackRock Dividend Value Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	90.44%
Aerospace & Defense	3.17%
Air Freight & Logistics	0.62%
Banks	13.54%
Beverages	1.48%
Capital Markets	4.09%
Chemicals	2.28%
Commercial Services & Supplies	0.35%
Communications Equipment	0.59%
Containers & Packaging	1.50%
Distributors	0.32%
Diversified Telecommunication Services	1.64%
Electric Utilities	5.02%
Electrical Equipment	0.72%
Energy Equipment & Services	0.71%
Equity Real Estate Investment Trusts	0.26%
Food & Staples Retailing	1.13%
Food Products	0.81%
Gas Utilities	0.12%
Health Care Equipment & Supplies	0.44%
Health Care Providers & Services	4.16%
Hotels, Restaurants & Leisure	1.08%
Household Durables	0.78%
Household Products	1.07%
Industrial Conglomerates	3.11%
Insurance	4.94%
Leisure Products	0.15%
Machinery	0.81%
Media	2.04%
Metals & Mining	0.08%
Multiline Retail	0.71%
Multi-Utilities	4.62%
Oil, Gas & Consumable Fuels	10.09%
Paper & Forest Products	0.20%

Security Type/Sector	Percentage of Net Assets
Personal Products	0.82%
Pharmaceuticals	6.05%
Professional Services	0.73%
Road & Rail	0.39%
Semiconductors & Semiconductor Equipment	1.92%
Software	2.96%
Specialty Retail	1.24%
Technology Hardware, Storage & Peripherals	1.63%
Thrifts & Mortgage Finance	0.09%
Tobacco	1.52%
Water Utilities	0.12%
Wireless Telecommunication Services	0.34%
Money Market Fund	9.18%
Total Value of Securities	99.62%
Receivables and Other Assets Net of Liabilities	0.38%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Bank of America	3.00%
JPMorgan Chase & Co.	2.72%
Pfizer	2.58%
Wells Fargo & Co.	2.02%
Citigroup	1.99%
General Electric	1.96%
Chevron	1.74%
Lockheed Martin	1.71%
Merck & Co.	1.65%
Occidental Petroleum	1.64%
Total	21.01%

LVIP BlackRock Dividend Value Managed Volatility Fund–4

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–90.44%
Aerospace & Defense–3.17%
Lockheed Martin	76,932	$19,228,384
Northrop Grumman	48,270	11,226,637
Raytheon	36,730	5,215,660

		35,670,681

Air Freight & Logistics–0.62%
United Parcel Service Class B	60,680	6,956,355

		6,956,355

Banks–13.54%
Bank of America	1,527,410	33,755,761
Bank of Hawaii	36,393	3,227,695
BB&T	43,115	2,027,267
Citigroup	376,350	22,366,481
FNB	52,811	846,560
JPMorgan Chase & Co.	354,800	30,615,692
KeyCorp	212,750	3,886,943
PacWest Bancorp	76,624	4,171,411
People’s United Financial	60,857	1,178,192
SunTrust Banks	198,195	10,870,996
Trustmark	55,254	1,969,805
U.S. Bancorp	226,070	11,613,216
United Bankshares	49,587	2,293,399
Valley National Bancorp	67,232	782,580
Wells Fargo & Co.	411,300	22,666,743

		152,272,741

Beverages–1.48%
Coca-Cola	244,177	10,123,578
Diageo	250,108	6,503,718

		16,627,296

Capital Markets–4.09%
CME Group	127,265	14,680,027
Federated Investors Class B	47,851	1,353,226
Goldman Sachs Group	38,520	9,223,614
Invesco	156,024	4,733,768
Morgan Stanley	334,440	14,130,090
Waddell & Reed Financial Class A	96,605	1,884,764

		46,005,489

Chemicals–2.28%
Dow Chemical	246,780	14,120,752
EI du Pont de Nemours & Co.	87,860	6,448,924
Huntsman	55,397	1,056,975
Olin	69,114	1,770,010
Praxair	18,640	2,184,422

		25,581,083

Commercial Services & Supplies–0.35%
Pitney Bowes	49,463	751,354
RR Donnelley & Sons	30,417	496,405

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Waste Management	38,519	$2,731,382

		3,979,141

Communications Equipment–0.59%
Motorola Solutions	80,570	6,678,447

		6,678,447

Containers & Packaging–1.50%
International Paper	138,492	7,348,386
Packaging Corp. of America	52,860	4,483,585
Sonoco Products	41,442	2,183,993
WestRock	55,473	2,816,364

		16,832,328

Distributors–0.32%
Genuine Parts	37,357	3,569,088

		3,569,088

Diversified Telecommunication Services–1.64%
AT&T	68,245	2,902,460
BCE	45,850	1,982,554
CenturyLink	90,159	2,143,981
Verizon Communications	213,440	11,393,427

		18,422,422

Electric Utilities–5.02%
Alliant Energy	88,522	3,354,099
American Electric Power	45,975	2,894,586
Edison International	36,740	2,644,913
Entergy	59,908	4,401,441
Eversource Energy	41,595	2,297,292
Exelon	195,636	6,943,122
FirstEnergy	115,357	3,572,606
Great Plains Energy	45,047	1,232,035
IDACORP	37,342	3,007,898
NextEra Energy	120,074	14,344,040
OGE Energy	55,162	1,845,169
PG&E	42,105	2,558,721
Pinnacle West Capital	47,396	3,698,310
PPL	55,104	1,876,291
Xcel Energy	44,722	1,820,185

		56,490,708

Electrical Equipment–0.72%
Eaton	51,298	3,441,583
Emerson Electric	49,966	2,785,605
Rockwell Automation	13,640	1,833,216

		8,060,404

Energy Equipment & Services–0.71%
Helmerich & Payne	58,290	4,511,646
Schlumberger	41,420	3,477,209

		7,988,855

LVIP BlackRock Dividend Value Managed Volatility Fund–5

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts–0.26%
Weyerhaeuser	97,490	$2,933,474

		2,933,474

Food & Staples Retailing–1.13%
Kroger	309,200	10,670,492
Sysco	37,456	2,073,939

		12,744,431

Food Products–0.81%
General Mills	39,524	2,441,397
Mead Johnson Nutrition	38,500	2,724,260
Mondelez International	89,210	3,954,679

		9,120,336

Gas Utilities–0.12%
New Jersey Resources	37,775	1,341,013

		1,341,013

Health Care Equipment & Supplies–0.44%
Becton Dickinson & Co.	29,580	4,896,969

		4,896,969

Health Care Providers & Services–4.16%
Aetna	113,523	14,077,987
Anthem	94,630	13,604,955
Quest Diagnostics	100,240	9,212,056
UnitedHealth Group	61,710	9,876,068

		46,771,066

Hotels, Restaurants & Leisure–1.08%
Darden Restaurants	40,320	2,932,070
Hilton Worldwide Holdings	158,909	4,322,325
McDonald’s	39,875	4,853,585

		12,107,980

Household Durables–0.78%
Garmin	69,421	3,366,224
Leggett & Platt	37,870	1,851,086
Tupperware Brands	68,133	3,585,158

		8,802,468

Household Products–1.07%
Kimberly-Clark	37,434	4,271,968
Procter & Gamble	92,210	7,753,017

		12,024,985

Industrial Conglomerates–3.11%
3M	18,210	3,251,760
General Electric	697,937	22,054,809
Honeywell International	83,750	9,702,437

		35,009,006

Insurance–4.94%
Allstate	51,590	3,823,851
American International Group	202,140	13,201,763

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Arthur J. Gallagher & Co.	50,184	$2,607,561
Cincinnati Financial	40,489	3,067,042
Marsh & McLennan	55,340	3,740,431
Mercury General	15,831	953,184
MetLife	174,850	9,422,667
Old Republic International	57,954	1,101,126
Prudential Financial	107,170	11,152,110
Travelers	53,260	6,520,089

		55,589,824

Leisure Products–0.15%
Mattel	61,542	1,695,482

		1,695,482

Machinery–0.81%
Caterpillar	56,535	5,243,056
PACCAR	59,572	3,806,651

		9,049,707

Media–2.04%
Cinemark Holdings	43,783	1,679,516
Comcast Class A	202,090	13,954,315
Meredith	59,133	3,497,717
Publicis Groupe	54,570	3,765,396

		22,896,944

Metals & Mining–0.08%
Commercial Metals	39,318	856,346

		856,346

Multiline Retail–0.71%
Dollar General	107,300	7,947,711

		7,947,711

Multi-Utilities–4.62%
Avista	47,435	1,896,926
Black Hills	38,816	2,380,973
CenterPoint Energy	69,614	1,715,289
CMS Energy	149,718	6,231,263
Dominion Resources	155,554	11,913,881
DTE Energy	58,523	5,765,101
NiSource	39,178	867,401
NorthWestern	44,127	2,509,502
Public Service Enterprise Group	192,212	8,434,263
SCANA	46,541	3,410,524
Sempra Energy	40,737	4,099,772
WEC Energy Group	45,866	2,690,041

		51,914,936

Oil, Gas & Consumable Fuels–10.09%
Anadarko Petroleum	36,010	2,510,977
Chevron	166,677	19,617,883
ConocoPhillips	114,315	5,731,754
Exxon Mobil	134,490	12,139,067

LVIP BlackRock Dividend Value Managed Volatility Fund–6

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Hess	141,114	$8,789,991
HollyFrontier	47,302	1,549,614
Marathon Oil	151,120	2,615,887
Marathon Petroleum	123,770	6,231,819
Occidental Petroleum	258,883	18,440,236
ONEOK	123,259	7,076,299
Pioneer Natural Resources	10,940	1,969,966
Spectra Energy	85,380	3,508,264
Suncor Energy	347,550	11,361,410
TOTAL ADR	232,996	11,875,806

		113,418,973

Paper & Forest Products–0.20%
Domtar	58,536	2,284,660

		2,284,660

Personal Products–0.82%
Nu Skin Enterprises Class A	55,861	2,669,039
Unilever New York Shares	159,040	6,530,182

		9,199,221

Pharmaceuticals–6.05%
AstraZeneca	211,841	11,585,108
Eli Lilly & Co.	37,291	2,742,753
Johnson & Johnson	53,640	6,179,864
Merck & Co.	315,171	18,554,117
Pfizer	893,078	29,007,173

		68,069,015

Professional Services–0.73%
Experian	219,104	4,250,174
Nielsen Holdings	95,540	4,007,903

		8,258,077

Road & Rail–0.39%
Union Pacific	42,052	4,359,951

		4,359,951

Semiconductors & Semiconductor Equipment–1.92%
Intel	308,238	11,179,792
QUALCOMM	119,510	7,792,052
Taiwan Semiconductor Manufacturing ADR	92,700	2,665,125

		21,636,969

Software–2.96%
Microsoft	277,580	17,248,821
Oracle	417,610	16,057,105

		33,305,926

Specialty Retail–1.24%
Gap	206,140	4,625,782
Guess	56,055	678,265
Home Depot	60,310	8,086,365

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Staples	64,916	$587,490

		13,977,902

Technology Hardware, Storage & Peripherals–1.63%
Lenovo Group	5,132,000	3,110,504
Samsung Electronics GDR	15,450	11,541,150
Seagate Technology	97,079	3,705,505

		18,357,159

Thrifts & Mortgage Finance–0.09%
New York Community Bancorp	61,812	983,429

		983,429

Tobacco–1.52%
Altria Group	94,983	6,422,750
Philip Morris International	87,764	8,029,528
Reynolds American	47,582	2,666,495

		17,118,773

Water Utilities–0.12%
American Water Works	19,280	1,395,101

		1,395,101

Wireless Telecommunication Services–0.34%
SK Telecom ADR	183,130	3,827,417

		3,827,417

Total Common Stock (Cost $818,079,160)		1,017,030,289

MONEY MARKET FUND–9.18%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	103,186,531	103,186,531

Total Money Market Fund (Cost $103,186,531)		103,186,531

LVIP BlackRock Dividend Value Managed Volatility Fund–7

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.62% (Cost $921,265,691)	$1,120,216,820
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.38%	4,302,045

NET ASSETS APPLICABLE TO 61,562,198 SHARES OUTSTANDING–100.00%	$1,124,518,865

NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($318,456,766 / 17,414,798 Shares)	$18.287

NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($806,062,099 / 44,147,400 Shares)	$18.258

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,015,960,897
Undistributed net investment income	292,112
Accumulated net realized loss on investments	(90,560,195)
Net unrealized appreciation of investments, foreign currencies and derivatives	198,826,051

Total net assets	$1,124,518,865

«

Includes $2,899,971 cash collateral and $179,876 foreign currencies collateral held at broker for futures contracts, $384,875 payable for fund shares redeemed, and $740,183 due to manager and affiliates as of December 31, 2016.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
20	British Pound - Currency Contract	$ 1,577,304	$1,544,750	3/13/17	$(32,554)
13	Dow Jones U.S. Real Estate Index - Equity Contract	391,436	395,980	3/21/17	4,544
509	E-mini S&P 500 Index - Equity Contract	57,079,926	56,911,290	3/19/17	(168,636)
40	E-mini S&P MidCap 400 Index - Equity Contract	6,723,061	6,636,400	3/19/17	(86,661)
19	Euro - Currency Contract	2,516,781	2,511,325	3/14/17	(5,456)
80	Euro STOXX 50 Index - Equity Contract	2,675,339	2,759,627	3/18/17	84,288
18	FTSE 100 Index - Equity Contract	1,525,508	1,563,916	3/20/17	38,408
16	Japanese Yen - Currency Contract	1,761,548	1,719,400	3/13/17	(42,148)
11	Nikkei 225 Index (OSE) - Equity Contract	1,713,939	1,797,647	3/10/17	83,708

					$(124,507)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements”

Summary of Abbreviations:

ADR–American Depositary Receipt

FTSE–Financial Times Stock Exchange

GDR–Global Depository Receipt

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–8

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$27,349,331
Foreign tax withheld	(292,472)

27,056,859

EXPENSES:
Management fees	7,133,330
Distribution fees-Service Class	1,698,502
Accounting and administration expenses	383,568
Reports and statements to shareholders	227,544
Index fees	62,800
Professional fees	49,230
Trustees’ fees and expenses	25,247
Custodian fees	24,680
Consulting fees	4,318
Pricing fees	2,017
Other	8,669

9,619,905
Less management fees waived	(1,222,889)

Total operating expenses	8,397,016

NET INVESTMENT INCOME	18,659,843

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	28,885,677
Foreign currencies	231,179
Foreign currency exchange contracts	(32,610)
Futures contracts	(21,158,107)

Net realized gain	7,926,139

Net change in unrealized appreciation (depreciation) of:
Investments	87,835,246
Foreign currencies	(190)
Futures contracts	885,580

Net change in unrealized appreciation (depreciation)	88,720,636

NET REALIZED AND UNREALIZED GAIN	96,646,775

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$115,306,618

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,659,843	$13,590,199
Net realized gain (loss)	7,926,139	(13,617,145)
Net change in unrealized appreciation (depreciation)	88,720,636	(44,075,631)

Net increase (decrease) in net assets resulting from operations	115,306,618	(44,102,577)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,789,538)	(5,492,064)
Service Class	(12,838,820)	(9,223,267)

	(18,628,358)	(14,715,331)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	19,974,258	25,245,734
Service Class	199,065,525	179,256,040
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,789,538	5,492,064
Service Class	12,838,820	9,223,267

	237,668,141	219,217,105

Cost of shares redeemed:
Standard Class	(40,537,736)	(42,311,814)
Service Class	(69,104,288)	(54,968,129)

	(109,642,024)	(97,279,943)

Increase in net assets derived from capital share transactions	128,026,117	121,937,162

NET INCREASE IN NET ASSETS	224,704,377	63,119,254
NET ASSETS:
Beginning of year	899,814,488	836,695,234

End of year	$1,124,518,865	$899,814,488

Undistributed net investment income	$292,112	$62,058

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–9

LVIP BlackRock Dividend Value Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12[2]

Net asset value, beginning of period	$16.634	$17.805	$17.455	$14.977	$12.887

Income (loss) from investment operations:
Net investment income[3]	0.355	0.296	0.295	0.299	0.221
Net realized and unrealized gain (loss)	1.636	(1.162)	0.314	2.428	1.966

Total from investment operations	1.991	(0.866)	0.609	2.727	2.187

Less dividends and distributions from:
Net investment income	(0.338)	(0.305)	(0.259)	(0.249)	(0.097)

Total dividends and distributions	(0.338)	(0.305)	(0.259)	(0.249)	(0.097)

Net asset value, end of period	$18.287	$16.634	$17.805	$17.455	$14.977

Total return[4]	11.97%	(4.87% )	3.49%	18.21%	16.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$318,457	$304,296	$337,563	$351,809	$322,496
Ratio of expenses to average net assets	0.68%	0.72%	0.72%	0.76%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.80%	0.81%	0.81%	0.84%	0.83%
Ratio of net investment income to average net assets	2.07%	1.72%	1.68%	1.84%	1.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	1.63%	1.59%	1.76%	1.49%
Portfolio turnover	51%	24%	24%	14%	103%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (sub-adviser) is responsible for the day-to-day management of the Fund’s investment portfolio.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–10

LVIP BlackRock Dividend Value Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12[2]

Net asset value, beginning of period	16.613	$17.781	$17.434	$14.961	$12.874

Income (loss) from investment operations:
Net investment income[3]	0.312	0.252	0.251	0.261	0.186
Net realized and unrealized gain (loss)	1.628	(1.158)	0.312	2.419	1.962

Total from investment operations	1.940	(0.906)	0.563	2.680	2.148

Less dividends and distributions from:
Net investment income	(0.295)	(0.262)	(0.216)	(0.207)	(0.061)

Total dividends and distributions	(0.295)	(0.262)	(0.216)	(0.207)	(0.061)

Net asset value, end of period	$18.258	$16.613	$17.781	$17.434	$14.961

Total return[4]	11.68%	(5.09% )	3.23%	17.92%	16.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$806,062	$595,518	$499,132	$332,144	$75,798
Ratio of expenses to average net assets	0.93%	0.97%	0.97%	1.01%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.06%	1.06%	1.09%	1.08%
Ratio of net investment income to average net assets	1.82%	1.47%	1.43%	1.59%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.70%	1.38%	1.34%	1.51%	1.24%
Portfolio turnover	51%	24%	24%	14%	103%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (sub-adviser) is responsible for the day-to-day management of the Fund’s investment portfolio.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–11

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Dividend Value Managed Volatility Fund (formerly, LVIP BlackRock Equity Dividend Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP BlackRock Dividend Value Managed Volatility Fund–12

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, and 0.70% of average daily net assets of the Fund in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2016, the waiver amount is 0.11% on the first $750 million of average daily net assets of the Fund and 0.15% of average daily net assets in excess of $750 million. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2016, the waiver amount was 0.14% on the first $750 million of average daily net assets of the Fund and 0.18% of average daily net assets in excess of $750 million. Prior to February 8, 2016, the waiver amount was 0.06% on the first $250 million of average daily net assets of the Fund; 0.11% on the next $500 million; and 0.14% on the next $250 million; and 0.165% of average daily net assets in excess of $1 billion.

BlackRock Investment Management LLC (“BlackRock”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets. Effective May 1, 2016, SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$50,306
Legal	12,365

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $51,983 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $204,150 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has

LVIP BlackRock Dividend Value Managed Volatility Fund–13

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$570,040
Distribution fees payable to LFD	170,143

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$461,090,561
Sales	563,728,793

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$928,169,031

Aggregate unrealized appreciation	$212,859,258
Aggregate unrealized depreciation	(20,811,469)

Net unrealized appreciation	$192,047,789

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Common Stock	$1,017,030,289
Money Market Fund	103,186,531

Total	$1,120,216,820

Futures Contracts	$(124,507)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close

LVIP BlackRock Dividend Value Managed Volatility Fund–14

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

of the exchange or market on which the investment is principally traded causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$18,628,358	$14,715,331

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,015,960,897
Undistributed ordinary income	292,112
Capital loss carryforwards	(83,865,070)
Net unrealized appreciation	192,130,926

Net assets	$1,124,518,865

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$198,569	$(198,569)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

In 2016, $13,783,177 post-enactment capital losses were utilized.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$36,214,077	$47,650,993	$—	$83,865,070

*Capital loss carryovers with no expiration must be utilized first.

LVIP BlackRock Dividend Value Managed Volatility Fund–15

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	1,172,979	1,463,746
Service Class	11,608,818	10,428,437
Shares issued upon reinvestment of dividends and distributions:
Standard Class	315,857	329,467
Service Class	701,538	554,299

	13,799,192	12,775,949

Shares redeemed:
Standard Class	(2,367,134)	(2,459,516)
Service Class	(4,010,304)	(3,205,811)

	(6,377,438)	(5,665,327)

Net increase	7,421,754	7,110,622

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. . In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments and to facilitate investments in portfolio securities.

LVIP BlackRock Dividend Value Managed Volatility Fund–16

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures Contracts (Currency contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(80,158)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	210,948	Receivables and other assets net of liabilities	(255,297)

Total		$210,948		$(335,455)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(32,610)	$—
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	301,199	(80,158)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(21,459,306)	965,738

Total		$(21,190,717)	$885,580

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$ 31,655	$ 25,977
Futures contracts (average notional value)	44,429,362	209,008,124

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP BlackRock Dividend Value Managed Volatility Fund–17

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Goldman Sachs Capital	$210,948	$(335,455)	$(124,507)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[a]
Goldman Sachs Capital	$(124,507)	$—	$—	$—	$124,507	$—

aNet exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate directly as a result of defaults or receives rental income from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities held by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Dividend Value Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Dividend Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Dividend Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP BlackRock Dividend Value Managed Volatility Fund–19

LVIP BlackRock Dividend Value Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. he Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or openend funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve

LVIP BlackRock Dividend Value Managed Volatility Fund–20

LVIP BlackRock Dividend Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

compared to the performance of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC had delegated day-to-day portfolio management of the Equity Sleeve to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board considered that returns were impacted by the negative contribution from the volatility management overlay, which is expected to underperform in choppy or bull market environments. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group, without giving effect to the advisory fee waiver. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

LVIP BlackRock Dividend Value Managed Volatility Fund

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Core Value funds category and the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was above the median return of the performance peer group and the return of the benchmark index for the one year period and below the median return of the performance peer group and the return of the benchmark index for the three, five and ten year periods. The Board reviewed the Fund’s standard deviation for the three year period, and noted that the Fund’s standard deviation was lower than the median of the performance peer group and the standard deviation of the benchmark index. The Board considered that BlackRock assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012 and that the Fund had been restructured in February 2016 with BlackRock also managing its Select Dividend strategy in the Fund for increased diversification. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedule, which contains breakpoints, and noted that BlackRock stated that there were no comparable subadvised funds managed using the same strategy by the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits

LVIP BlackRock Dividend Value Managed Volatility Fund–21

LVIP BlackRock Dividend Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars, which may be used to manage other accounts.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP BlackRock Dividend Value Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP BlackRock Dividend Value Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP BlackRock Dividend Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Dividend Value Managed Volatility Fund–25

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

(formerly LVIP BlackRock Global Allocation V.I. Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Milliman Financial Risk Management LLC

Underlying Fund: BlackRock Investment Management LLC

The Fund returned 2.85% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while the BlackRock Global Allocation Composite1 returned 6.06% and its broad-based index, the S&P 500® Index2, returned 11.96% during the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe there will be more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

Within equities, an overweight to Japan and underweight to United States detracted from performance. From a sector perspective, stock selection in information technology, telecom services, utilities, real estate, and consumer discretionary weighed on returns. Stock selection and overweight to energy, as well as an underweight and stock selection in financials contributed to performance. Within fixed income, exposure to corporate bonds was additive. Exposure to commodity-related securities and cash and cash equivalents detracted. Currency management, notably an overweight to the USD negatively impacted returns.

During the 12-month period, the Fund’s overall equity allocation remained essentially unchanged at 57% of net assets. Within equities, the Fund increased exposure to the US and Europe, and decreased exposure to Japan. From a sector perspective, the Fund increased exposure to consumer discretionary and financials, and decreased exposure to healthcare, telecom services, consumer staples, and materials. The Fund’s overall allocation to fixed income increased from 22% to 25% of net assets. Within fixed income, the Fund increased exposure to government bonds, and decreased exposure to corporate bonds. The Fund’s allocation to commodity-related securities increased from 1% to 3% of net assets. Reflecting the above changes, the Fund’s cash and cash equivalent holdings decreased from 20% to 15% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments.

Relative to its benchmark, the Fund through the underlying funds was underweight equities and fixed income and overweight commodity-related and cash and cash equivalents. Within equities, the Fund through the underlying funds was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund through the underlying funds was overweight France and the Netherlands, and underweight Switzerland and Ireland. From a sector perspective, the Fund through the underlying funds was overweight consumer discretionary and financials, and underweight consumer staples. Within fixed income, the Fund through the underlying funds was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Fund through the underlying funds was overweight the US dollar and underweight the Japanese yen, euro, British pound sterling, Australian dollar, and select emerging market and other European currencies.

Fund performance was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Amritansh Tewary Jay Shearon Alex Zeng

Milliman Financial Risk Management LLC:	Zachary Brown Jeff Greco Adam Schenck

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–1

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/13 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation V.I. Managed Risk Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,533 for the Standard Class shares and to $10,399 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,743 and $15,154, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	2.85%
Inception (5/1/13)	+	1.42%
Service Class Shares
One Year	+	2.50%
Inception (5/1/13)	+	1.07%

1.

The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 24% Bank of America US Treasury Current 5 Yr; 16% Citigroup World Government Bond Index non-U.S.; 24% FTSE World Ex US; 36% S&P 500® Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–2

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,034.40	0.10%	$0.51
Service Class Shares	1,000.00	1,032.60	0.45%	2.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.63	0.10%	$0.51
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–3

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	96.06%
International Equity Fund	96.06%
Unaffiliated Investment	4.05%
Money Market Fund	4.05%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%	)
Total Net Assets	100.00%

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–4

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–96.06%
International Equity Fund–96.06%
*BlackRock Global Allocation V.I. Fund	61,265,326	$950,225,202

		950,225,202

Total Affiliated Investment (Cost $1,031,147,948)		950,225,202

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT–4.05%
Money Market Fund–4.05%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	40,050,827	$40,050,827

		40,050,827

Total Unaffiliated Investment (Cost $40,050,827)		40,050,827

TOTAL VALUE OF SECURITIES–100.11% (Cost $1,071,198,775)	990,276,029
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(1,136,646)

NET ASSETS APPLICABLE TO 103,300,602 SHARES OUTSTANDING–100.00%	$989,139,383

*	Class I shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–5

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investment, at value	$950,225,202
Unaffiliated investment, at value	40,050,827

Total investments, at value	990,276,029
Receivable for investments sold	55,692
Dividends receivable from investments	9,543

TOTAL ASSETS	990,341,264

LIABILITIES:
Payable for fund shares redeemed	514,331
Due to manager and affiliates	361,341
Payable for investments purchased	301,902
Other accrued expenses payable	24,307

TOTAL LIABILITIES	1,201,881

TOTAL NET ASSETS	$989,139,383

Affiliated investment, at cost	$1,031,147,948
Unaffiliated investment, at cost	40,050,827

Total investments, at cost	$1,071,198,775

Standard Class:
Net Assets	$170,484
Shares Outstanding	17,701
Net Asset Value Per Share	$9.631

Service Class:
Net Assets	$988,968,899
Shares Outstanding	103,282,901
Net Asset Value Per Share	$9.575

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,099,680,878
Undistributed net investment income	7,490,172
Accumulated net realized loss on investments	(37,108,921)
Net unrealized depreciation of investments	(80,922,746)

TOTAL NET ASSETS	$989,139,383

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund––6

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investment	$12,144,818
Dividends from unaffiliated investment	68,589

12,213,407

EXPENSES:
Management fees	7,411,218
Distribution fees-Service Class	3,457,768
Accounting and administration expenses	150,591
Reports and statements to shareholders	68,627
Professional fees	41,873
Trustees’ fees and expenses	26,067
Custodian fees	10,618
Consulting fees	4,356
Pricing fees	230
Other	12,052

11,183,400
Less management fees waived	(6,716,238)

Total operating expenses	4,467,162

NET INVESTMENT INCOME	7,746,245

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Sale of affiliated investment	(18,881,956)
Foreign currencies	(256,073)
Futures contracts	(10,018,990)

Net realized loss	(29,157,019)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	46,384,233
Futures contracts	275,372

Net change in unrealized appreciation (depreciation)	46,659,605

NET REALIZED AND UNREALIZED GAIN	17,502,586

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,248,831

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,746,245	$6,538,938
Net realized gain (loss)	(29,157,019)	7,760,822
Net change in unrealized appreciation (depreciation)	46,659,605	(63,731,913)

Net increase (decrease) in net assets resulting from operations	25,248,831	(49,432,153)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,277)	(2,959)
Service Class	(7,549,486)	(7,251,296)
Net realized gain:
Standard Class	(822)	(10,904)
Service Class	(4,849,230)	(42,493,815)

	(12,400,815)	(49,758,974)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	24,746	28,314
Service Class	122,489,292	320,433,565
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,099	13,863
Service Class	12,398,716	49,745,111

	134,914,853	370,220,853

Cost of shares redeemed:
Standard Class	(126,996)	(55,748)
Service Class	(134,620,651)	(101,575,881)

	(134,747,647)	(101,631,629)

Increase in net assets derived from capital share transactions	167,206	268,589,224

NET INCREASE IN NET ASSETS	13,015,222	169,398,097
NET ASSETS:
Beginning of year	976,124,161	806,726,064

End of year	$989,139,383	$976,124,161

Undistributed net investment income	$7,490,172	$7,550,763

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–7

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class
				5/1/13[2]
	Year Ended			to
	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$9.480	$10.490	$10.709	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.107	0.109	0.299	0.235
Net realized and unrealized gain (loss)	0.162	(0.565)	(0.319)	0.490

Total from investment operations	0.269	(0.456)	(0.020)	0.725

Less dividends and distributions from:
Net investment income	(0.072)	(0.107)	(0.108)	—
Net realized gain	(0.046)	(0.447)	(0.091)	(0.016)

Total dividends and distributions	(0.118)	(0.554)	(0.199)	(0.016)

Net asset value, end of period	$9.631	$9.480	$10.490	$10.709

Total return[4]	2.85%	(4.32% )	(0.21% )	7.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170	$265	$304	$2,961
Ratio of expenses to average net assets[5]	0.10%	0.11%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.78%	0.81%	0.80%	0.84%
Ratio of net investment income to average net assets	1.13%	1.05%	2.77%	3.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.35%	2.07%	2.68%
Portfolio turnover	9%	8%	3%	13%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–8

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
	12/31/16[1]	Year Ended 12/31/15	12/31/14	5/1/13[2] to 12/31/13

Net asset value, beginning of period	$9.459	$10.466	$10.684	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.074	0.072	0.260	0.213
Net realized and unrealized gain (loss)	0.160	(0.561)	(0.317)	0.487

Total from investment operations	0.234	(0.489)	(0.057)	0.700

Less dividends and distributions from:
Net investment income	(0.072)	(0.071)	(0.070)	—
Net realized gain	(0.046)	(0.447)	(0.091)	(0.016)

Total dividends and distributions	(0.118)	(0.518)	(0.161)	(0.016)

Net asset value, end of period	$9.575	$9.459	$10.466	$10.684

Total return[4]	2.50%	(4.66% )	(0.55% )	7.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$988,969	$975,859	$806,422	$329,225
Ratio of expenses to average net assets[5]	0.45%	0.46%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.13%	1.16%	1.15%	1.19%
Ratio of net investment income to average net assets	0.78%	0.70%	2.42%	3.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.10%	0.00%	1.72%	2.33%
Portfolio turnover	9%	8%	3%	13%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–9

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation V.I. Managed Risk Fund (formerly LVIP BlackRock Global Allocation V.I. Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the BlackRock Global Allocation V.I. Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The BlackRock Global Allocation V.I. Fund, which is advised by an unaffiliated adviser, invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax return through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–10

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2016, the waiver amount is 0.67% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, the waiver amount was 0.70% of the Fund’s average daily net assets.

Effective May 1, 2016, Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund’s managed risk strategy. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolios. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$57,046
Legal	12,728

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $20,467 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $49,811 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$67,236
Distribution fees payable to LFD	294,105

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–11

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
BlackRock Global Allocation V.I. Fund	$939,854,439	$88,366,134	$105,497,647	$(18,881,956)	$950,225,202	$12,144,818	$—

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$88,366,134
Sales	105,497,647

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$1,093,031,892

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(102,755,863)

Net unrealized depreciation	$(102,755,863)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investment	$950,225,202
Unaffiliated Investment	40,050,827

Total	$990,276,029

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–12

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016, and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$7,550,763	$7,254,256
Long-term capital gains	4,850,052	42,504,718

Total	$12,400,815	$49,758,974

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,099,680,878
Undistributed ordinary income	7,490,172
Capital loss carryforwards	(15,275,804)
Net unrealized depreciation	(102,755,863)

Net assets	$989,139,383

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(256,073)	$256,073

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,046,229	$11,229,575	$15,275,804

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	2,625	2,847
Service Class	13,059,620	30,789,471
Shares issued upon reinvestment of dividends and distributions:
Standard Class	219	1,457
Service Class	1,301,976	5,252,997

	14,364,440	36,046,772

Shares redeemed:
Standard Class	(13,151)	(5,238)
Service Class	(14,251,203)	(9,920,765)

	(14,264,354)	(9,926,003)

Net increase	100,086	26,120,769

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–13

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market condition; as a cash management tool; and to hedge currency risks associated with the Fund’s investments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(526,724)	$(146,925)
Futures contracts (Equity contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(9,492,266)	422,297

Total		$(10,018,990)	$275,372

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (Average notional value)	$17,648,030	$63,724,791

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–14

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

10. Recent Accounting Pronouncements (continued)

the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP BlackRock Global Allocation V.I. Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Global Allocation V.I. Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–16

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
39.11%	60.89%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”)and Morningstar, Inc.(“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in underlying funds (the “Equity Sleeve”). The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman Financial Risk Management LLC (“Milliman”) had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Risk Funds effective May 1, 2016 and that in June 2016, the risk-management strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk managed overlay would improve risk/return performance for investors. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar in for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–17

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

total return of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information comparing the Funds’ performance to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morning star Global Allocation funds category and a custom index (Global Allocation Blended Risk Control Composite).The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was higher than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in May 2013, which provided a limited period of time to evaluate investment performance and considered LIAC’s comment that underperformance was primarily attributable to a combination of the Fund’s Equity Sleeve underweight portfolio positioning in U.S. equity securities and the negative contribution from the volatility management overlay. The Board also noted that the Fund’s volatility management strategy changed in February 2016 and that Milliman became a sub-adviser to the Fund effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was above the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was below the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–21

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by:     BlackRock Investment Management LLC

                               Milliman Financial Risk Management LLC

The LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund returned 2.31% (Standard Class shares with distributions reinvested) since inception on May 2, 2016 through December 31, 2016, while its composite benchmark, the Blackrock Global Growth ETF Allocation Index1, returned 3.79%; and its broad-based benchmark index, Bloomberg Barclays Capital U.S. Aggregate Bond Index2, returned (0.75%) during the same period.

Equity markets started 2016 deeply in the red as asset prices across the globe collapsed, but as oil began to rebound mid-1st quarter, so did equity markets. Dovish comments from the U.S. Federal Reserve in March helped to boost stocks higher. After the historic vote for the UK to leave the European Union (“Brexit”) in second quarter, equity markets seemed to signal that Brexit may have been “much ado about nothing”. Risk-on sentiment prevailed in the third quarter, as equities rallied across all regions and the VIX® Index3, a common measure of expected volatility, fell to a two year low of 11.3 in August. The fourth quarter was filled with headlines as Donald Trump unexpectedly won the U.S. Presidential Election and the Federal Reserve raised interest rates for the first time all year. Despite the headlines, volatility continued to be relatively muted with cyclical stocks outpacing defensive stocks in the second half of the year. The strong returns within the U.S. did not spillover globally, as equity markets diverged in the fourth quarter. Fear of weaker global trade in a Trump led regime coupled with the strengthening U.S. dollar put significant pressure on non-U.S. equities, specifically Emerging Markets. Countries that were targeted during Trump’s campaign, such as Mexico and China, fell nearly twice as much as the broad MSCI Emerging Markets Index4.

The muted volatility and the rotation from defensives to cyclicals during the second half of the year negatively impacted the performance of minimum volatility strategies and the Fund.

The Fund is an asset allocation Fund; sector and country allocation decisions are not actively managed through the underlying exchange traded funds. However, since its inception on May 2, 2016, the Fund benefited from performance through the underlying exchange traded funds, in U.S. cap-weighted stocks. The primary detractors were developed markets stocks and U.S. bonds.

Fund performance was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:

BlackRock Investment Management LLC:	Alan Mason Amy Whitelaw

Milliman Financial Risk Management LLC:	Zachary Brown Jeff Greco Adam Schenck

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/2/16 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,231 for the Standard Class shares and to $10,207 for the Service Class shares. For comparison, look at how the BlackRock Global Growth ETF Allocation Index and Bloomberg Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $10,379 and decreased to $9,925, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

2016 Annual Report Commentary (unaudited) (continued)

Total returns on investment	Ended 12/31/16

Standard Class Shares
Inception (5/2/16)	+2.31%

Service Class Shares
Inception (5/2/16)	+2.07%

1.

The BlackRock Global Growth ETF Allocation Index is constructed as follows: 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index), 6% MSCI Emerging Markets Min Vol Index, 13% MSCI EAFE Minimum Volatility Index, 22% S&P 500 Index, 19% MSCI USA Minimum Volatility Index, 5% S&P 400 Index 5% and Russell 2000 Index.

2.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly Barclays Capital U.S. Aggregate Bond Index) measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

3.	The CBOE Volatility Index® (“VIX® Index”) is a benchmark for U.S. stock market volatility. The VIX® Index estimates expected volatility of the S&P 500® Index, the core index for U.S. equities.

4.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 832 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*

Actual
Standard Class Shares	$1,000.00	$1,007.20	0.33%	$1.66
Service Class Shares	1,000.00	1,005.50	0.68%	3.43

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.48	0.33%	$1.68
Service Class Shares	1,000.00	1,021.72	0.68%	3.46

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.27%
Equity Funds	49.34%
Fixed Income Funds	28.30%
International Equity Funds	17.64%
Money Market Fund	3.99%
Total Value of Securities	99.27%
Receivables and Other Assets Net of Liabilities	0.73%
Total Net Assets	100.00%

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.27%
Equity Funds–49.34%
iShares Core S&P 500 ETF	94,406	$21,240,406
iShares Core S&P Mid-Cap ETF	30,308	5,011,125
iShares Edge MSCI Min Vol USA ETF	408,245	18,460,839
iShares Russell 2000 ETF	37,083	5,000,642

		49,713,012

Fixed Income Funds–28.30%
iShares Core U.S. Aggregate Bond ETF	131,612	14,221,993
iShares Core U.S. Credit Bond ETF	43,662	4,768,764
iShares Core U.S. Treasury Bond ETF	190,841	4,757,666
iShares MBS ETF	44,789	4,762,862

		28,511,285

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–17.64%
iShares Edge MSCI Min Vol EAFE ETF	201,495	$12,335,524
iShares Edge MSCI Min Vol Emerging
Markets ETF	111,055	5,431,700

		17,767,224

Money Market Fund–3.99%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	4,023,898	4,023,898

		4,023,898

Total Investment Companies (Cost $99,984,310)		100,015,419

TOTAL VALUE OF SECURITIES–99.27% (Cost $99,984,310)	100,015,419
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.73%	736,137

NET ASSETS APPLICABLE TO 9,962,829 SHARES OUTSTANDING–100.00%	$100,751,556

NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($2,184,711 / 216,047 Shares)	$10.112

NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($98,566,845 / 9,746,782 Shares)	$10.113

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$100,943,996
Accumulated net realized loss on investments	(223,549)
Net unrealized appreciation of investments	31,109

Total net assets	$100,751,556

«	Includes $47,303 due to manager and affiliates, $905,213 payable for investments purchased and $58,692 payable for fund shares redeemed as of December 31, 2016.

Summary of Abbreviations:

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

MBS–Mortgage-Backed Security

See accompanying notes, which are an integral part of the financial statements.

VIP BlackRock Global Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock Global Growth ETF Allocation

Managed Risk Fund

Statement of Operations

May 2, 2016* to December 31, 2016

INVESTMENT INCOME:
Dividends	$1,136,873

EXPENSES:
Distribution fees-Service Class	111,626
Management fees	80,930
Accounting and administration expenses	21,564
Professional fees	20,620
Reports and statements to shareholders	4,380
Custodian fees	943
Trustees’ fees and expenses	629
Consulting fees	54
Pricing fees	48
Other	401

241,195
Less expenses reimbursed	(14,809)

Total operating expenses	226,386

NET INVESTMENT INCOME	910,487

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(25,958)
Foreign currencies	(164)
Futures contracts	(206,687)

Net realized loss	(232,809)

Net change in unrealized appreciation (depreciation) of investments	31,109

NET REALIZED AND UNREALIZED LOSS	(201,700)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$708,787

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Growth ETF Allocation

Managed Risk Fund

Statement of Changes in Net Assets

5/2/16* to 12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$910,487
Net realized loss	(232,809)
Net change in unrealized appreciation (depreciation) of investments	31,109

Net increase in net assets resulting from operations	708,787

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(25,117)
Service Class	(896,172)

Return of capital:
Standard Class	(88)
Service Class	(3,959)

(925,336)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,984,848
Service Class	103,006,267
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	25,205
Service Class	900,131

106,916,451

Cost of shares redeemed:
Standard Class	(799,584)
Service Class	(5,148,762)

(5,948,346)

Increase in net assets derived from capital share transactions	100,968,105

NET INCREASE IN NET ASSETS	100,751,556
NET ASSETS:
Beginning of period	—

End of period	$100,751,556

Undistributed net investment income	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
	Standard Class 5/2/16[1] to 12/31/16	Service Class 5/2/16[1] to 12/31/16

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.213	0.189
Net realized and unrealized gain	0.018	0.018
Total from investment operations	0.231	0.207

Less dividends and distributions from:
Net investment income	(0.119)	(0.094)
Return of capital	—[3]	—[3]
Total dividends and distributions	(0.119)	(0.094)

Net asset value, end of period	$10.112	$10.113

Total return[4]	2.31%	2.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,185	$98,567
Ratio of expenses to average net assets[5]	0.35%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.40%	0.75%
Ratio of net investment income to average net assets	3.14%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.09%	2.74%
Portfolio turnover	3%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $88 and $3,959 respectively, were made by the Fund’s Standard Class and Service Class, which calculated to de minimus amounts of $0.000 and $0.000 per share.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at http://www.sec.gov.

The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions to be taken on the Fund’s federal income tax return through the period ended December 31, 2016, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 2, 2016* through December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 2, 2016* through December 31, 2016.

*	Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.37% of the average daily net assets for the Standard Class and 0.72% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and LIAC.

BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.

Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 2, 2016* through December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$1,281
Legal	280

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16 for the period May 2, 2016* through December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$19,911
Distribution fees payable to LFD	27,392

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2016, Lincoln Life directly owned 22.19% of the Fund.

*	Date of commencement of operations.

3. Investments

For the period May 2, 2016* through December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$97,726,584
Sales	1,740,214

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$100,010,288

Aggregate unrealized appreciation	$1,904,438
Aggregate unrealized depreciation	(1,899,307)

Net unrealized appreciation	$5,131

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Investment Companies	$100,015,419

There were no Level 3 investments at the end of the period.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the period May 2, 2016* through December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

*	Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 2, 2016* through December 31, 2016 was as follows:

5/2/16* to 12/31/16
Ordinary income	$921,289
Return of capital	4,047

Total	$925,336

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$100,943,996
Capital loss carryforwards	(36,742)
Straddle losses deferred	(160,829)
Net unrealized appreciation	5,131

Net assets	$100,751,556

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to disallowed expenses, tax treatment of distributions received from Underlying Funds and foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the period May 2, 2016* through December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$10,802	$9,260	$(20,062)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$9,203	$27,539	$36,742

* Date of commencement of operations.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

5/2/16* to 12/31/16
Shares sold:
Standard Class	291,876
Service Class	10,164,196
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,490
Service Class	88,911

10,547,473

Shares redeemed:
Standard Class	(78,319)
Service Class	(506,325)

(584,644)

Net increase	9,962,829

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2016.

During the period May 2, 2016* through December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; and to hedge currency risks associated with the Fund’s investments.

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 2,686	$—
Futures contracts (Equity contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(209,373)	—
Total		$(206,687)	$—

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the period May 2, 2016* through December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$—	$2,571,054

*	Date of commencement of operations.

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 2, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period May 2, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–14

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Other Fund Information (unaudited)

Tax Information

For the period May 2, 2016* through December 31, 2016, the Fund reports distributions paid during the period as follows:

(A) Return of Capital Distributions (Tax Basis)	(b) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.44%	99.56%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–18

LVIP BlackRock Inflation Protected Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP BlackRock Inflation Protected Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: BlackRock Financial Management, Inc.

The Fund returned 3.57% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Bloomberg Barclays World Government1-10 year Inflation-Linked Bond Index USD hedged1, returned 4.45%.

This marks a sharp rebound from the energy induced sell-off at the start of the year, where breakevens reached the lows of 1.22 in February. The reflationary narrative began in the middle of the year, with consistent core Consumer Price Index2 points between the 2.2 - 2.3 year-over-year level, in addition to the diffusion of strength within index components (like apparel, shelter and medical care). Immediately following the results of the US election, markets generally perceived Trump’s political agenda as support of the reflationary narrative, as nominal rates sold off to near term highs (US Treasury 10-year 2.44%). The main focus points from an inflation lens are the effects and roll out of the new administrations fiscal agenda, healthcare legislation plan and personal and corporate tax cuts. The Federal Reserve hiked the policy rate 25bps at the December Federal Open Market Committee meeting. The median forecast of the Federal Funds rate showed a slightly faster pace of hiking in 2017, by three times, against two contained in the September projections. Globally, the June 23rd UK referendum resulted in a leave vote of the UK from the European Union, resulting in over 7% depreciation of the Sterling to multi decade lows against US Dollar. Following the initial Brexit shock, UK breakevens plunged 16-20 bps across the curve, but retraced to close the year higher. Yields on German Bonds rallied into negative territory for the first time ever on June 14th 2016. The Bank of Japan left its policy rate unchanged at -0.10%, and it introduced Quantitative and Qualitative Easing with “yield curve control,” with the bank scrapping the average maturity targeting for Japanese Government Bonds and has stated that it will buy Japanese Government Bonds so “10yr yields remain around the current level.”

Over the year, long US breakeven positioning was a detractor over the first month and a half, while the retracement higher in breakevens in March contributed marginally to performance. Long breakeven positioning continued to detract as inflation expectations narrowed in the latter portion of the second quarter. Over the second half of the year, breakeven positioning benefitted performance, especially in the wake of the US election. Aggregate European positioning detracted from performance. In the UK, short real rates positioning detracted. Japanese breakeven positioning also detracted from performance. Long New Zealand real rate positioning benefitted performance over the year. Aggregate active Foreign Exchange positioning was a detractor.

Portfolio Managers: BlackRock Financial Management, Inc.:	Martin Hegarty
Gargi Pal Chaudhuri

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,619 for the Standard Class shares and to $11,427 for the Service Class shares. For comparison, look at how the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged did over the same period. The same $10,000 investment would have increased to $11,689. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective 12/10/15, the primary benchmark for the LVIP BlackRock Inflation Protected Bond Fund changed from the Bloomberg Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index3 due to changes in the Fund’s investment strategy to more global exposure. For comparison the same $10,000 investment from the same period of time for the Bloomberg Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index would have increased to $12,261.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 3.57%
Five Year	+ 0.24%
Inception (5/3/10)	+ 2.28%
Service Class Shares
One Year	+ 3.30%
Five Year	– 0.01%
Inception (5/3/10)	+ 2.02%

1.

The Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged (formerly known as Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged) measures the performance investment grade, government inflation-linked debt from 12 different developed market countries.

2.	The Consumer Price Index measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

3.

The Bloomberg Barclays Capital U.S. TIPS Index (formerly known as Barclays Capital U.S. TIPS Index) measures the total return performance of the market for inflation protected securities by the U.S. Treasury.

LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,004.70	0.47%	$2.37
Service Class Shares	1,000.00	1,003.30	0.72%	3.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.77	0.47%	$2.39
Service Class Shares	1,000.00	1,021.52	0.72%	3.66

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Non-Agency Collateralized Mortgage Obligations	0.09%
Non-Agency Commercial Mortgage-Backed Securities	0.30%
Sovereign Bonds	43.92%
Australia	1.69%
Canada	0.85%
Denmark	0.38%
France	10.91%
Germany	4.50%
Italy	6.83%
Japan	5.40%
New Zealand	1.02%
Spain	2.94%
Sweden	1.00%
United Kingdom	8.40%
U.S. Treasury Obligations	53.40%
Money Market Fund	1.39%
Total Value of Securities	99.10%
Receivables and Other Assets Net of Liabilities	0.90%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*
U.S. Government	53.89%
AAA	8.83%
AA	19.52%
A	5.44%
BBB	9.88%
BB	0.03%
B	0.00%
CCC	0.00%
Below CCC	0.00%
Not Rated	1.01%
Short-Term Investments	1.40%
100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligation; U.S. Agency Obligation, Agency mortgage-backed, Agency Commercial Mortgage-Backed and Agency Collateralized Mortgage Obligation securities appear under “U.S. Government”. Discount notes, commercial papers and certificate of deposits appear under “Short-Term Investment”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets

December 31, 2016

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.09%
ABN Amro Mortgage
Series 2003-4 A4 5.50% 3/25/33	65,636	$66,526
Series 2003-6 1A4 5.50% 5/25/33	127,324	130,817
Banc of America Mortgage Trust Series 2004-7 7A1 5.00% 8/25/19	44,362	43,557
◆Cendant Mortgage Capital Pass Through Series 2003-6 A3 5.25% 7/25/33	230,072	230,346
◆CHL Mortgage Pass Through Trust Series 2004-5 2A4 5.50% 5/25/34	123,199	123,884
MASTR Asset Securitization Trust Series 2003-10 3A1 5.50% 11/25/33	167,059	169,859
•PHHMC Trust Series 2007-6 A1 5.633% 12/18/37	80,408	82,561
◆WaMu Mortgage Pass Through Certificates Trust Series 2003-S11 3A5 5.95% 11/25/33	241,912	251,600
Wells Fargo Mortgage Backed Securities Trust Series 2007-3 3A1 5.50% 4/25/22	37,024	37,793

Total Non-Agency Collateralized Mortgage Obligations (Cost $1,156,563)		1,136,943

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.30%
#BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 144A 2.959% 12/10/30	1,014,000	1,019,833
#BB-UBS Trust Series 2012-SHOW A 144A 3.43% 11/5/36	930,000	941,155
#Goldman Sachs Mortgage Securities Trust Series 2012-ALOH A 144A 3.551% 4/10/34	883,000	922,874
#•Irvine Core Office Trust Series 2013-IRV A2 144A 3.173% 5/15/48	798,000	808,406
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 A4 2.918% 2/15/46	357,000	359,493

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $4,066,377)		4,051,761

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS–43.92%
Australia–1.69%
Australia Government Bonds
1.00% 11/21/18	AUD	4,875,000	$3,733,841
1.25% 2/21/22	AUD	4,450,000	3,643,509
3.00% 9/20/25	AUD	5,835,000	5,892,148
3.75% 4/21/37	AUD	3,845,000	2,879,003
4.00% 8/20/20	AUD	4,780,000	6,432,293

			22,580,794

Canada–0.85%
Canadian Government Real Return Bonds
4.00% 12/1/31	CAD	3,842,653	4,362,934
4.25% 12/1/21	CAD	7,723,281	6,990,154

			11,353,088

Denmark–0.38%
Denmark Inflation Linked Government Bond
0.10% 11/15/23	DKK	33,452,675	5,099,206

			5,099,206

France–10.91%
France Government Bond O.A.T.
0.10% 3/1/21	EUR	8,051,120	9,014,446
0.10% 7/25/21	EUR	4,414,359	4,989,395
0.10% 3/1/25	EUR	14,768,034	16,834,112
0.25% 7/25/18	EUR	62,776,200	68,147,467
0.25% 7/25/24	EUR	21,298,272	24,629,528
#144A 0.70% 7/25/30	EUR	110,975	136,603
1.00% 7/25/17	EUR	4,850,712	5,204,599
1.10% 7/25/22	EUR	1,069,513	1,279,025
1.30% 7/25/19	EUR	1,969,370	2,246,057
2.25% 7/25/20	EUR	11,042,622	13,258,980

			145,740,212

Germany–4.50%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.75% 4/15/18	EUR	23,666,742	25,475,626
Deutsche Bundesrepublik Inflation Linked Bonds
0.10% 4/15/23	EUR	13,328,679	15,392,102
0.10% 4/15/26	EUR	2,210,280	2,615,412
1.75% 4/15/20	EUR	14,179,288	16,575,565

			60,058,705

Italy–6.83%
Italy Buoni Poliennali Del Tesoro Inflation Linked Bonds
#144A 1.25% 9/15/32	EUR	1,088,383	1,202,072
2.10% 9/15/21	EUR	9,406,527	10,988,917
2.35% 9/15/19	EUR	10,563,350	12,054,439
#144A 2.35% 9/15/24	EUR	39,936,475	48,070,737
3.10% 9/15/26	EUR	14,648,949	18,866,634

			91,182,799

LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Japan–5.40%
Japanese Government CPI Linked Bonds
0.10% 9/10/23	JPY	998,335,800	$8,990,361
0.10% 3/10/24	JPY	807,044,700	7,274,623
0.10% 9/10/24	JPY	1,024,386,000	9,312,600
0.10% 3/10/25	JPY	4,482,611,700	40,808,546
0.10% 3/10/26	JPY	619,935,092	5,662,295

			72,048,425

New Zealand–1.02%
New Zealand Government Bonds
2.50% 9/20/35	NZD	3,945,000	2,841,432
3.00% 9/20/30	NZD	13,644,000	10,829,029

			13,670,461

Spain–2.94%
Spain Government Inflation Linked Bonds
0.30% 11/30/21	EUR	14,304,412	15,721,426
#144A 0.55% 11/30/19	EUR	11,454,365	12,578,898
#144A 1.80% 11/30/24	EUR	9,157,448	10,977,254

			39,277,578

Sweden–1.00%
Sweden Inflation Linked Bonds
0.25% 6/1/22	SEK	29,680,000	3,725,539
1.00% 6/1/25	SEK	31,395,000	4,254,621
4.00% 12/1/20	SEK	30,130,000	5,343,341

			13,323,501

United Kingdom–8.40%
United Kingdom Gilt Inflation Linked Bonds
0.125% 11/22/19	GBP	3,763,071	5,072,227
0.125% 3/22/26	GBP	3,814,488	5,679,746
1.25% 11/22/17	GBP	34,411,456	44,023,176
1.875% 11/22/22	GBP	21,727,811	34,169,779
2.50% 4/16/20	GBP	3,040,000	13,905,506
2.50% 7/17/24	GBP	2,055,000	9,321,414

			112,171,848

Total Sovereign Bonds (Cost $599,153,614)			586,506,617

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS–53.40%
U.S. Treasury Inflation Index Bonds
1.00% 2/15/46	11,120,071	$11,178,852
¥2.125% 2/15/41	19,364,931	24,144,874
2.50% 1/15/29	9,843,769	11,886,558
U.S. Treasury Inflation Index Notes
0.125% 4/15/19	50,291,166	50,932,931
0.125% 4/15/20	33,444,252	33,801,871
0.125% 4/15/21	10,443,981	10,510,582
0.125% 1/15/22	25,136,812	25,199,553
0.125% 7/15/22	49,341,450	49,506,103
0.125% 1/15/23	37,657,016	37,409,571
0.125% 7/15/24	26,143,267	25,704,975
0.125% 7/15/26	61,435,383	59,443,158
0.25% 1/15/25	56,631,984	55,731,422
0.375% 7/15/23	23,064,778	23,290,351
0.375% 7/15/25	36,849,141	36,669,501
¥0.625% 7/15/21	43,273,179	44,684,447
0.625% 1/15/24	35,643,236	36,299,285
0.625% 1/15/26	24,761,812	24,993,261
1.125% 1/15/21	44,914,497	47,150,026
1.25% 7/15/20	35,260,739	37,256,426
1.375% 1/15/20	16,800,017	17,676,357
1.875% 7/15/19	7,387,083	7,868,913
2.375% 1/15/25	36,372,968	41,792,249

Total U.S. Treasury Obligations (Cost $707,492,994)		713,131,266

	Number of Shares

MONEY MARKET FUND–1.39%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	18,543,608	18,543,608

Total Money Market Fund (Cost $18,543,608)		18,543,608

TOTAL VALUE OF SECURITIES–99.10% (Cost $1,330,413,156)	1,323,370,195
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.90%	12,057,880

NET ASSETS APPLICABLE TO 131,462,618 SHARES OUTSTANDING–100.00%	$1,335,428,075

NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($530,309,005 / 52,206,590 Shares)	$10.158

NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($805,119,070 / 79,256,028 Shares)	$10.158

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,442,928,225
Undistributed net investment income	12,035,834
Accumulated net realized loss on investments	(119,676,329)
Net unrealized appreciation of investments, foreign currencies and derivatives	140,345

TOTAL NET ASSETS	$1,335,428,075

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $76,657,832, which represents 5.74% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

«

Includes $777,847 cash due to custodian, $9,445 cash collateral due to broker for futures contracts, $142,235 foreign currencies collateral due to broker for futures contracts, $638,758 due to manager and affiliates and $509,413 payable for fund shares redeemed as of December 31, 2016.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	EUR	(5,335,000)	USD	5,635,280	2/3/17	$8,911
BCLY	EUR	1,730,000	USD	(1,838,834)	1/5/17	(16,934)
BCLY	JPY	(8,437,974,000)	USD	74,433,556	1/5/17	2,199,321
BNYM	EUR	(61,000)	USD	65,069	1/5/17	829
CBAS	AUD	(29,955,000)	USD	22,268,547	1/5/17	655,373
CBAS	NZD	(21,214,000)	USD	15,103,413	1/5/17	369,321
CITI	EUR	(5,107,000)	USD	5,423,906	1/5/17	45,616
CITI	EUR	(43,200,000)	USD	45,256,877	2/3/17	(302,480)
CITI	GBP	(2,715,000)	USD	3,375,277	1/27/17	26,557
GSC	EUR	(263,493,000)	USD	280,215,267	1/5/17	2,725,153
HSBC	AUD	(1,960,000)	USD	1,446,378	1/5/17	32,196
HSBC	CAD	(5,666,000)	USD	4,306,590	1/5/17	86,254
HSBC	DKK	(34,783,090)	USD	4,983,214	1/5/17	55,639
JPMC	CAD	(9,773,000)	USD	7,271,144	1/5/17	(8,302)
RBS	GBP	(92,140,000)	USD	115,068,578	1/5/17	1,489,181
SCB	EUR	(5,119,000)	USD	5,447,608	1/5/17	56,679
SCB	SEK	(121,403,652)	USD	13,278,574	1/5/17	(54,265)
UBS	GBP	5,375,000	USD	(6,574,162)	1/27/17	55,442

						$7,424,491

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
283	90 Day Euro Future - Interest Rate Contract	$70,067,718	$69,674,600	12/19/17	$(393,118)
(283)	90 Day Euro Future - Interest Rate Contract	(69,978,574)	(69,335,000)	12/18/18	643,574
(57)	Australia 10 yr Bonds - Interest Rate Contract	(3,978,747)	(3,998,230)	3/16/17	(19,483)
(7)	Euro-BOBL - Interest Rate Contract	(979,001)	(984,659)	3/9/17	(5,658)
(62)	Euro-BTP - Interest Rate Contract	(8,739,899)	(8,830,912)	3/9/17	(91,013)
(21)	Euro-Bund - Interest Rate Contract	(3,576,489)	(3,628,643)	3/9/17	(52,154)
10	Euro-Buxl 30 yr - Interest Rate Contract	1,754,586	1,826,558	3/9/17	71,972
50	Euro-O.A.T - Interest Rate Contract	7,915,587	7,990,666	3/9/17	75,079
(813)	Euro-SCHATZ - Interest Rate Contract	(95,979,793)	(96,098,281)	3/9/17	(118,488)
(20)	Japan 10 yr Bonds (OSE) - Interest Rate Contract	(25,704,069)	(25,709,519)	3/14/17	(5,450)
64	Long Gilt - Interest Rate Contract	9,757,889	9,924,665	3/30/17	166,776
(87)	U.S. Treasury 2 yr Notes - Interest Rate Contract	(18,862,319)	(18,851,813)	4/1/17	10,506
734	U.S. Treasury 5 yr Notes - Interest Rate Contract	86,540,141	86,365,422	4/1/17	(174,719)
593	U.S. Treasury 10 yr Notes - Interest Rate Contract	74,095,098	73,698,781	3/23/17	(396,317)
(149)	U.S. Treasury 10 yr Ultra Notes - Interest Rate Contract	(19,966,660)	(19,975,312)	3/23/17	(8,652)
(187)	U.S. Treasury Long Bonds - Interest Rate Contract	(28,365,896)	(28,172,719)	3/23/17	193,177
(282)	U.S. Treasury Ultra Bonds - Interest Rate Contract	(45,147,475)	(45,190,500)	3/23/17	(43,025)

					$(146,993)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See	Note 7 in “Notes to Financial Statements.”

LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

AUD–Australian Dollar
BAML–Bank of America Merrill Lynch
BAMLL–Bank of America Merrill Lynch Large Loan
BB–Barclays Bank
BCLY–Barclays Bank
BNYM–Bank of New York Mellon
CAD–Canadian Dollar
CBAS–Commonwealth Bank of Australia Sydney
CITI–Citigroup Global Markets
CPI–Consumer Price Index
DKK–Danish Krone
EUR–Euro
GBP–British Pound Sterling
GSC–Goldman Sachs Capital
HSBC–Hong Kong Shanghai Bank
JPMC–JPMorgan Chase Bank
JPY–Japanese Yen
MASTR–Mortgage Asset Securitization Transactions, Inc.
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Tresor
OSE–Osaka Securities Exchange
RBS–Royal Bank of Scotland
SCB–Standard Chartered Bank
SCHATZ–German Treasury Security
SEK–Swedish Krona
UBS–Union Bank of Switzerland
USD–United States Dollar
yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$8,697,063
Dividends	244,026

8,941,089

EXPENSES:
Management fees	5,558,847
Distribution fees-Service Class	1,984,707
Accounting and administration expenses	330,197
Reports and statements to shareholders	112,767
Custodian fees	71,148
Professional fees	62,521
Trustees’ fees and expenses	35,008
Pricing fees	12,885
Consulting fees	2,591
Other	12,091

Total operating expenses	8,182,762

NET INVESTMENT INCOME	758,327

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	3,531,676
Foreign currencies	(5,190,539)
Foreign currency exchange contracts	29,536,203
Futures contracts	76,644

Net realized gain	27,953,984

Net change in unrealized appreciation (depreciation) of:
Investments	12,447,603
Foreign currencies	350,059
Foreign currency exchange contracts	2,360,644
Futures contracts	694,565

Net change in unrealized appreciation (depreciation)	15,852,871

NET REALIZED AND UNREALIZED GAIN	43,806,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,565,182

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$758,327	$(806,124)
Net realized gain (loss)	27,953,984	(27,797,890)
Net change in unrealized appreciation (depreciation)	15,852,871	(11,531,697)

Net increase (decrease) in net assets resulting from operations	44,565,182	(40,135,711)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,860,168)	(6,500,326)
Service Class	(6,436,716)	(9,934,795)

	(13,296,884)	(16,435,121)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	57,672,731	249,090,471
Service Class	90,560,771	96,615,381
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,860,168	6,500,326
Service Class	6,436,716	9,934,795

	161,530,386	362,140,973

Cost of shares redeemed:
Standard Class	(83,533,256)	(67,583,044)
Service Class	(106,633,288)	(121,609,658)

	(190,166,544)	(189,192,702)

Increase (Decrease) in net assets derived from capital share transactions	(28,636,158)	172,948,271

NET INCREASE IN NET ASSETS	2,632,140	116,377,439
NET ASSETS:
Beginning of year	1,332,795,935	1,216,418,496

End of year	$1,335,428,075	$1,332,795,935

Undistributed (Distributions in excess of) net investment income	$12,035,834	$(433,796)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.936	$10.351	$10.189	$11.480	$11.023

Income (loss) from investment operations:
Net investment income[1]	0.021	0.010	0.120	0.035	0.097
Net realized and unrealized gain (loss)	0.334	(0.302)	0.194	(0.997)	0.618

Total from investment operations	0.355	(0.292)	0.314	(0.962)	0.715

Less dividends and distributions from:
Net investment income	(0.133)	(0.123)	(0.152)	(0.057)	—
Net realized gain	—	—	—	(0.272)	(0.258)

Total dividends and distributions	(0.133)	(0.123)	(0.152)	(0.329)	(0.258)

Net asset value, end of period	$10.158	$9.936	$10.351	$10.189	$11.480

Total return[2]	3.57%	(2.82% )	3.07%	(8.37% )	6.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$530,309	$537,382	$370,362	$311,319	$334,673
Ratio of expenses to average net assets	0.47%	0.46%	0.46%	0.48%	0.51%
Ratio of net investment income to average net assets	0.21%	0.10%	1.14%	0.32%	0.85%
Portfolio turnover	82%	367%	378%	438%	483%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.912	$10.352	$10.164	$11.450	$11.022

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.004)	(0.016)	0.094	0.008	0.068
Net realized and unrealized gain (loss)	0.332	(0.301)	0.193	(0.993)	0.618

Total from investment operations	0.328	(0.317)	0.287	(0.985)	0.686

Less dividends and distributions from:
Net investment income	(0.082)	(0.123)	(0.099)	(0.029)	—
Net realized gain	—	—	—	(0.272)	(0.258)

Total dividends and distributions	(0.082)	(0.123)	(0.099)	(0.301)	(0.258)

Net asset value, end of period	$10.158	$9.912	$10.352	$10.164	$11.450

Total return[2]	3.30%	(3.07% )	2.82%	(8.60% )	6.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$805,119	$795,414	$846,056	$804,355	$392,748
Ratio of expenses to average net assets	0.72%	0.71%	0.71%	0.73%	0.76%
Ratio of net investment income (loss) to average net assets	(0.04% )	(0.15% )	0.89%	0.07%	0.60%
Portfolio turnover	82%	367%	378%	438%	483%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Index swap contracts and other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for the open tax years (years ended December 31, 2013–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included

LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisers Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the average daily net assets of the Fund and 0.40% of average daily net assets in excess of $500 million.

BlackRock Financial Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$69,262
Legal	17,953

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $97,763 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$469,847
Distribution fees payable to LFD	168,911

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$526,799,850
Purchases of U.S. government securities	578,954,587
Sales other than U.S. government securities	475,696,067
Sales of U.S. government securities	561,679,569

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,345,044,962

Aggregate unrealized appreciation	$24,793,711
Aggregate unrealized depreciation	(46,468,478)

Net unrealized depreciation	$(21,674,767)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Non-Agency Collateralized Mortgage Obligations	$—	$1,136,943	$1,136,943
Non-Agency Commercial Mortgage-Backed Securities	—	4,051,761	4,051,761
Sovereign Bonds	—	586,506,617	586,506,617
U.S. Treasury Obligations	—	713,131,266	713,131,266
Money Market Fund	18,543,608	—	18,543,608

Total	$18,543,608	$1,304,826,587	$1,323,370,195

Foreign Currency Exchange Contracts	$—	$7,424,491	$7,424,491

Futures Contracts	$(146,993)	$—	$(146,993)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments or Level 2 investments that had a material impact to the Fund. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$13,296,884	$16,435,121

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,442,928,225
Undistributed ordinary income	22,245,529
Capital loss carry forwards	(105,048,095)
Straddle losses deferred	(2,840,843)
Net unrealized depreciation	(21,856,741)

Net assets	$1,335,428,075

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts and mark-to-market of foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, Treasury Inflation-Protected Securities and paydown gain (loss) of mortgage and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$25,008,187	$(25,008,187)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

In 2016, the Fund utilized $5,005,871 of capital loss carryforwards.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$56,779,908	$48,268,187	$105,048,095

LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	5,682,552	24,250,035
Service Class	8,939,845	9,364,842
Shares issued upon reinvestment of dividends and distributions:
Standard Class	674,521	644,873
Service Class	633,438	987,358

	15,930,356	35,247,108

Shares redeemed:
Standard Class	(8,232,103)	(6,595,157)
Service Class	(10,561,832)	(11,838,870)

	(18,793,935)	(18,434,027)

Net increase (decrease)	(2,863,579)	16,813,081

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; and to facilitate investments in portfolio securities.

LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$7,806,472	Receivables and other assets net of liabilities	$(381,981)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	1,161,084	Receivables and other assets net of liabilities	(1,308,077)

Total		$8,967,556		$(1,690,058)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$29,536,203	$2,360,644
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	76,644	694,565

Total		$29,612,847	$3,055,209

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (Average cost)	$49,705,808	$585,260,651
Futures contracts (Average notional value)	187,969,729	260,548,354

At December 31, 2016, the Fund pledged and received U.S. Treasury Obligations with a value of $2,666,117 and $128,044, respectively, as collateral for derivatives. The Fund also received $3,700,000 cash as collateral for derivatives.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$8,911	$—	$8,911
Barclays Bank	2,199,321	(16,934)	2,182,387
Citigroup Global Markets	72,173	(302,480)	(230,307)
Goldman Sachs Capital	2,725,153	—	2,725,153
Hong Kong Shanghai Bank	174,089	—	174,089
JPMorgan Chase Bank	1,161,084	(1,316,379)	(155,295)
Royal Bank of Scotland	1,489,181	—	1,489,181
Union Bank of Switzerland	55,442	—	55,442

Total	$7,885,354	$(1,635,793)	$6,249,561

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[a]
Bank of America Merrill Lynch	$8,911	$—	$—	$—	$—	$8,911
Barclays Bank	2,182,387	—	—	—	—	2,182,387
Citigroup Global Markets	(230,307)	—	—	—	—	(230,307)
Goldman Sachs Capital	2,725,153	—	(2,725,153)	—	—	—
Hong Kong Shanghai Bank	174,089	—	—	—	—	174,089
JPMorgan Chase Bank	(155,295)	—	—	155,295	—	—
Royal Bank of Scotland	1,489,181	—	—	—	—	1,489,181
Union Bank of Switzerland	55,442	—	—	—	—	55,442

Total	$6,249,561	$—	$(2,725,153)	$155,295	$—	$3,679,703

aNet exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been

LVIP BlackRock Inflation Protected Bond Fund–19

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, no securities have been determined to be illiquid. Rule 144A securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Inflation Protected Bond Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Inflation Protected Bond Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP BlackRock Inflation Protected Bond Fund–21

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP BlackRock Inflation Protected Bond Fund–22

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP BlackRock Inflation Protected Bond Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Bloomberg Barclays U.S. Treasury US TIPS TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s short duration positions. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, compared to the subadvisory fees of comparable funds sub-advised by BlackRock. The Board considered that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage for BlackRock proprietary products and that research may be obtained with soft dollars and for the BlackRock LVIP Multi-Asset Income Fund, which invests in BlackRock sponsored I-Shares ETFs for which BlackRock receives a management fee.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP BlackRock Inflation Protected Bond Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP BlackRock Inflation Protected Bond Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP BlackRock Inflation Protected Bond Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Inflation Protected Bond Fund–26

LVIP BlackRock Multi-Asset Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP BlackRock Multi-Asset Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Multi-Asset Income Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: BlackRock Investment Management, LLC

The Fund returned 7.01% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the BlackRock Multi-Asset Income Composite1 returned, 5.40%; and its broad based benchmark index, the Bloomberg Barclays Capital U.S. Aggregate Bond Index2 returned 2.65%.

The Fund remains focused on providing a compelling level of income while managing overall portfolio volatility. As of period end, the estimated yield on the Fund was 3.9% based on the trailing 12-month yield of the underlying holdings. Estimated one-year standard deviation, based on monthly net returns, for the Fund was 4.5% versus 5.6% for its blended benchmark.

High yield was the largest contributor to performance for the period finishing the year as one of the top performing asset classes driven by a strong investor demand for income and an improving growth backdrop. Similarly, allocations to U.S. dividend stocks benefited performance as markets rallied sharply into year-end amidst increased optimism for a new pro-growth Administration. Investment grade credit also produced positive returns despite coming under pressure in the second part of the year from higher rates. A small exposure to master limited partnerships (MLPs) detracted from returns as the energy sector severely sold off at the start of the year, however, this position was offset by an allocation to large U.S. energy producers/distributors that delivered meaningful upside during the rally in oil prices. Finally, exposure to non-traditional areas of the credit market including commercial mortgage backed securities and preferred stock aided returns and provided attractive portfolio diversification.

The Fund made several tactical asset allocation changes during the period. Broadly, the Fund reduced global equity exposure to reduce risk and spent down cash in favor of fixed income. Across equities, the Fund rotated away from higher yielding, more defensive areas of the global equity market in favor of dividend growth equities which appeared more attractively valued and sectors likely to benefit from potential regulatory and fiscal policy changes in the next Administration, including materials, consumer discretionary, health care, technology, and industrials. Across fixed income, the Fund added to short-term investment grade bonds and high yield to reduce risk while maintaining attractive yield levels. The Fund also introduced exposure to global real estate investment trusts due to relatively strong earnings expectations while modestly reducing exposure to preferred stock given richer valuations. During the period, the Fund sold the iShares Select Dividend ETF, iShares 20+ Year Treasury Bond ETF and iShares U.S. Financials ETF positions.

The Fund used derivatives to manage duration exposure, hedge euro and British pound currency exposure and reduce equity risk. Overall, equity hedges modestly detracted from performance as stocks rallied for the bulk of the year, although these positions did reduce overall Fund volatility. Currency hedges aided returns amidst dollar strengthening and the derivatives used to manage duration were marginally positive for the year.

We believe the prospects for improved global growth have strengthened, but maintain a desire to manage the Fund toward the lower end of the risk spectrum. We believe there are many competing forces at work and the path forward remains murky. On one hand, there are many potential positive developments taking shape, such as corporate tax reform, infrastructure spending, and improving growth expectations. However, there may be equally as many potential risks for 2017. The potential for a China slowdown, elevated prices across many asset classes, and uncertainty around the ability of the Trump administration to accomplish all of its initiatives are some of the reasons to remain level-headed going into 2017.

Portfolio Managers:
BlackRock Investment Management, LLC:	Michael Fredericks
Justin Christofels
Alex Shingler

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Multi-Asset Income Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,224 for the Standard Class shares and to $10,156 for the Service Class shares. For comparison, look at how the BlackRock Multi-Asset Income Composite and the Bloomberg Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $10,746 and $10,649, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Multi-Asset Income Fund–1

LVIP BlackRock Multi-Asset Income Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 7.01%
Inception (5/1/14)	+ 0.83%
Service Class Shares
One Year	+ 6.74%
Inception (5/1/14)	+ 0.58%

1.

The BlackRock Multi-Asset Income Composite is constructed as follows: 50% Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) and 50% MSCI ACWI (net dividends) Index.

2.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

3.

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP BlackRock Multi-Asset Income Fund–2

LVIP BlackRock Multi-Asset Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period January 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,018.20	0.36%	$1.83
Service Class Shares	1,000.00	1,016.80	0.61%	3.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.33	0.36%	$1.83
Service Class Shares	1,000.00	1,022.07	0.61%	3.10

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Multi-Asset Income Fund–3

LVIP BlackRock Multi-Asset Income Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.80%
Equity Funds	19.85%
Fixed Income Funds	66.92%
International Equity Funds	10.94%
Money Market Fund	2.09%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

LVIP BlackRock Multi-Asset Income Fund–4

LVIP BlackRock Multi-Asset Income Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.80%
Equity Funds–19.85%
Alerian MLP ETF	28,393	$357,752
iShares Core Dividend Growth ETF	6,552	189,353
iShares Core High Dividend ETF	6,162	506,825
iShares U.S. Basic Materials ETF	393	32,682
iShares U.S. Consumer Services ETF	217	32,773
iShares U.S. Energy ETF	3,053	126,822
iShares U.S. Healthcare ETF	214	30,844
iShares U.S. Industrials ETF	272	32,796
iShares U.S. Preferred Stock ETF	27,540	1,024,763
iShares U.S. Real Estate ETF	2,479	190,734
iShares U.S. Technology ETF	266	31,987

		2,557,331

Fixed Income Funds–66.92%
iShares 0-5 Year High Yield Corporate Bond ETF	17,687	837,303
iShares 1-3 Year Credit Bond ETF	23,693	2,486,343
iShares 10+ Year Credit Bond ETF	15,557	913,196
iShares CMBS ETF	12,722	649,585
iShares Floating Rate Bond ETF	2,532	128,448
iShares iBoxx $ High Yield Corporate Bond ETF	35,710	3,090,701
iShares Intermediate Credit Bond ETF	4,774	516,499

		8,622,075

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–10.94%
iShares Emerging Markets Dividend ETF	7,530	$260,387
iShares Europe ETF	8,304	322,278
iShares International Developed Real Estate ETF	6,979	183,408
iShares International Select Dividend ETF	21,750	642,930

		1,409,003

Money Market Fund–2.09%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	269,484	269,484

		269,484

Total Investment Companies (Cost $12,820,697)		12,857,893

TOTAL VALUE OF SECURITIES–99.80% (Cost $12,820,697)	12,857,893
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	25,556

NET ASSETS APPLICABLE TO 1,376,675 SHARES OUTSTANDING–100.00%	$12,883,449

NET ASSET VALUE PER SHARE–LVIP BLACKROCK MULTI-ASSET INCOME FUND STANDARD CLASS ($1,709,655 / 182,694 Shares)	$9.358

NET ASSET VALUE PER SHARE–LVIP BLACKROCK MULTI-ASSET INCOME FUND SERVICE CLASS ($11,173,794 / 1,193,981 Shares)	$9.358

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$13,391,693
Distributions in excess of net investment income	(8,602)
Accumulated net realized loss on investments	(547,172)
Net unrealized appreciation of investments, foreign currencies and derivatives	47,530

Total net assets	$12,883,449

«	Includes $20,753 cash collateral and $10,146 foreign currencies collateral held at broker for futures contracts, $5,150 due to manager and affiliates, $2,625 expense reimbursement receivable from Lincoln Investment Advisors Corporation, and $492 payable for fund shares redeemed as of December 31, 2016.

LVIP BlackRock Multi-Asset Income Fund–5

LVIP BlackRock Multi-Asset Income Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(2)	E-mini S&P 500 Index - Equity Contract	$(225,043)	$(223,620)	3/19/17	$ 1,423
(1)	Euro - Currency Contract	(133,486)	(132,175)	3/14/17	1,311
2	Euro STOXX 50 Index - Equity Contract	67,110	68,991	3/18/17	1,881
(4)	U.S. Treasury 2 yr Notes - Interest Rate Contract	(867,620)	(866,750)	4/1/17	870
(5)	U.S. Treasury 5 yr Notes - Interest Rate Contract	(589,145)	(588,320)	4/1/17	825
(1)	U.S. Treasury 10 yr Notes - Interest Rate Contract	(124,744)	(124,281)	3/23/17	463
(2)	U.S. Treasury Long Bonds - Interest Rate Contract	(303,076)	(301,313)	3/23/17	1,763
(1)	U.S. Treasury Ultra Bonds - Interest Rate Contract	(162,050)	(160,250)	3/23/17	1,800

					$10,336

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

CMBS–Commercial Mortgage-Backed Security

ETF–Exchange-Traded Fund

MLP–Master Limited Partnership

S&P–Standard & Poor’s

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–6

LVIP BlackRock Multi-Asset Income Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$392,677

EXPENSES:
Management fees	72,687
Professional fees	24,692
Distribution fees-Service Class	23,944
Reports and statements to shareholders	6,729
Accounting and administration expenses	2,555
Custodian fees	2,440
Consulting fees	1,711
Pricing fees	281
Trustees’ fees and expenses	234
Other	95

135,368
Less management fees waived	(44,895)
Less expenses reimbursed	(28,047)

Total operating expenses	62,426

NET INVESTMENT INCOME	330,251

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(305,423)
Foreign currencies	(2,208)
Futures contracts	20,895
Options purchased	(11,103)

Net realized loss	(297,839)

Net change in unrealized appreciation (depreciation) of:
Investments	631,836
Foreign currencies	(2)
Futures contracts	10,825

Net change in unrealized appreciation (depreciation)	642,659

NET REALIZED AND UNREALZED GAIN	344,820

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$675,071

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$330,251	$272,879
Net realized loss	(297,839)	(217,798)
Net change in unrealized appreciation (depreciation)	642,659	(433,535)

Net increase (decrease) in net assets resulting from operations	675,071	(378,454)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(48,697)	(25,899)
Service Class	(291,936)	(249,732)
Return of capital:
Standard Class	(642)	—
Service Class	(4,199)	—

	(345,474)	(275,631)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	941,636	507,320
Service Class	3,697,603	3,354,344
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	49,339	25,899
Service Class	296,135	249,732

	4,984,713	4,137,295

Cost of shares redeemed:
Standard Class	(44,979)	(471,415)
Service Class	(1,179,371)	(529,035)

	(1,224,350)	(1,000,450)

Increase in net assets derived from capital share transactions	3,760,363	3,136,845

NET INCREASE IN NET ASSETS	4,089,960	2,482,760
NET ASSETS:
Beginning of year	8,793,489	6,310,729

End of year	$12,883,449	$8,793,489

Distributions in excess of net investment income	$(8,602)	$(830)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–7

LVIP BlackRock Multi-Asset Income Fund

Financial Highlights

Select data for each share of the Fund outstanding throughout each period were as follows:

LVIP BlackRock Multi-Asset Income Fund Standard Class

	Year Ended		5/1/14[1] to 12/31/14
	12/31/16	12/31/15

Net asset value, beginning of period	$9.005	$9.699	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.311	0.347	0.284
Net realized and unrealized gain (loss)	0.320	(0.727)	(0.339)

Total from investment operations	0.631	(0.380)	(0.055)

Less dividends and distributions from:
Net investment income	(0.274)	(0.314)	(0.244)
Return of capital	(0.004)	—	(0.002)

Total dividends and distributions	(0.278)	(0.314)	(0.246)

Net asset value, end of period	$9.358	$9.005	$9.699

Total return[3]	7.01%	(3.92% )	(0.55% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,709	$757	$765
Ratio of expenses to average net assets[4]	0.36%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.04%	1.09%	1.32%
Ratio of net investment income to average net assets	3.31%	3.60%	4.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.63%	2.87%	3.24%
Portfolio turnover	35%	40%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–8

LVIP BlackRock Multi-Asset Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP BlackRock Multi-Asset Income Fund Service Class

	Year Ended		5/1/14[1] to 12/31/14
	12/31/16	12/31/15

Net asset value, beginning of period	$9.006	$9.699	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.286	0.322	0.266
Net realized and unrealized gain (loss)	0.321	(0.725)	(0.337)

Total from investment operations	0.607	(0.403)	(0.071)

Less dividends and distributions from:
Net investment income	(0.251)	(0.290)	(0.228)
Return of capital	(0.004)	—	(0.002)

Total dividends and distributions	(0.255)	(0.290)	(0.230)

Net asset value, end of period	$9.358	$9.006	$9.699

Total return[3]	6.74%	(4.16% )	(0.72% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,174	$8,036	$5,546
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.29%	1.34%	1.57%
Ratio of net investment income to average net assets	3.06%	3.35%	3.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.38%	2.62%	2.99%
Portfolio turnover	35%	40%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–9

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Multi-Asset Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize current income; capital appreciation is a secondary objective. The Fund currently invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market fund have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from investment companies are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP BlackRock Multi-Asset Income Fund–10

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.68% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.42% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.36% of the average daily net assets for the Standard Class and 0.61% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management, LLC. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$486
Legal	118

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,460 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$2,625
Management fees payable to LIAC	2,808
Distribution fees payable to LFD	2,342

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2016, Lincoln Life directly owned 39.44% of the Fund.

LVIP BlackRock Multi-Asset Income Fund–11

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$7,526,021
Sales	3,492,760

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$13,130,576

Aggregate unrealized appreciation	$162,768
Aggregate unrealized depreciation	(435,451)

Net unrealized depreciation	$(272,683)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Investment Companies	$12,857,893

Futures Contracts	$10,336

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$340,633	$275,631
Return of capital	4,841	—

Total	$345,474	$275,631

LVIP BlackRock Multi-Asset Income Fund–12

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$13,391,693
Capital loss carryforwards	(226,957)
Qualified late year ordinary losses deferred	(8,602)
Net unrealized depreciation	(272,685)

Net assets	$12,883,449

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2016 through December 31, 2016, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$2,610	$(2,610)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$100,941	$126,016	$226,957

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	98,175	52,071
Service Class	395,998	347,701
Shares issued upon reinvestment of dividends and distributions:
Standard Class	5,274	2,874
Service Class	31,648	27,708

	531,095	430,354

Shares redeemed:
Standard Class	(4,807)	(49,734)
Service Class	(125,991)	(54,909)

	(130,798)	(104,643)

Net increase	400,297	325,711

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or

LVIP BlackRock Multi-Asset Income Fund–13

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to hedge currency risks associated with the Fund’s investments.

Options Contracts–During the year ended December 31, 2016, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no options written during the year ended December 31, 2016.

During the year ended December 31, 2016, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and to protect the value of portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 1,311	Receivables and other assets net of liabilities	$—
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	3,304	Receivables and other assets net of liabilities	—
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	5,721	Receivables and other assets net of liabilities	—
Total		$10,336		$—

LVIP BlackRock Multi-Asset Income Fund–14

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$12,279	$950
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(9,463)	6,211
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	18,079	3,664
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(11,103)	—

Total		$9,792	$10,825

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$123,785	$7,962,587
Options contracts (average notional value)	2,274	—

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$10,336	$—	$10,336

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$10,336	$—	$—	$—	$—	$10,336

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

LVIP BlackRock Multi-Asset Income Fund–15

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Multi-Asset Income Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blackrock Multi-Asset Income Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Multi-Asset Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Multi-Asset Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP BlackRock Multi-Asset Income Fund–17

LVIP BlackRock Multi-Asset Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Return of Capital Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
1.40%	98.60%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP BlackRock Multi-Asset Income Fund–18

LVIP BlackRock Multi-Asset Income Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2017 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP BlackRock Inflation Protected Bond Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Barclays U.S. Treasury US TIPS TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s short duration positions. The Board concluded that the services provided by BlackRock were satisfactory.

The Board reviewed the LVIP BlackRock Multi-Asset Income Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Tactical Allocation funds category and the BlackRock Multi-Asset Income composite. The Board noted that the Fund’s total return was above the average return of the Morningstar peer group and below the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The The Board reviewed the subadvisory fee schedules, which contain breakpoints, compared to the subadvisory fees of comparable funds sub-advised by BlackRock. The Board considered that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage for BlackRock proprietary products and that research may be obtained with soft dollars and for the BlackRock LVIP Multi-Asset Income Fund, which invests in BlackRock sponsored I-Shares ETFs for which BlackRock receives a management fee.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP BlackRock Multi-Asset Income Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Blackrock Multi-Asset Income Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Blackrock Multi-Asset Income Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Blackrock Multi-Asset Income Fund–22

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP BlackRock U.S. Growth ETF

Allocation Managed Risk Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by:  BlackRock Investment Management LLC

                            Milliman Financial Risk Management LLC

The LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund returned 5.52% (Standard Class shares with distributions reinvested) for the period May 2, 2016 (commencement of operations) through December 31, 2016, while its composite benchmark, the BlackRock U.S. Growth ETF Allocation Index1, returned 6.75%; and its broad-based benchmark index, the Bloomberg Barclays Capital U.S. Aggregate Bond IndexSM2, returned (0.75%) during the same period.

Equity markets started 2016 deeply in the red as asset prices across the globe collapsed, but as oil began to rebound mid-Q1, so did equity markets. Dovish comments from the U.S. Federal Reserve in March helped to boost stocks higher. After the historic vote for the UK to leave the European Union (“Brexit”) in second quarter, equity markets seemed to signal that Brexit may have been “much ado about nothing”. Risk-on sentiment prevailed in the third quarter, as equities rallied across all regions and the CBOE Volatility Index®3, a common measure of expected volatility, fell to a two year low of 11.3 in August. The fourth quarter was filled with headlines as Donald Trump unexpectedly won the U.S. Presidential Election and the Federal Reserve raised interest rates for the first time all year. Despite the headlines, volatility continued to be relatively muted with cyclical stocks outpacing defensive stocks in the second half of the year. The strong returns within the U.S. did not spillover globally, as equity markets diverged in the fourth quarter. Fear of weaker global trade in a Trump led regime coupled with the strengthening U.S. dollar put significant pressure on non-U.S. equities, specifically Emerging Markets. Countries that were targeted during Trump’s campaign, such as Mexico and China, fell nearly twice as much as the broad MSCI Emerging Markets Index4.

The muted volatility and the rotation from defensives to cyclicals during the second half of the year negatively impacted the performance of minimum volatility strategies and the fund.

The Fund commenced operations on May 2, 2016, so there is no 1-year performance yet.

The Fund is an asset allocation Fund; sector and country allocation decisions are not actively managed through the underlying fund. However, since its inception on May 2, 2016, the Fund saw mostly strong performance in U.S. cap-weighted stocks through the underlying fund. The primary detractor was U.S. bonds for the period.

Fund performance was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:

BlackRock Investment Management LLC: Alan Mason

                                                                    Amy Whitelaw

Milliman Financial Risk Management LLC: Zachary Brown

                                                                         Jeff Greco

                                                                         Adam Schenck

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/2/16 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,552 for the Standard Class shares and to $10,527 for the Service Class shares. For comparison, look at how the BlackRock U.S Growth ETF Allocation Index and Bloomberg Barclays Capital U.S. Aggregate Bond IndexSM did over the same period. The same $10,000 investment would have increased to $10,675 and decreased to $9,925, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

2016 Annual Report Commentary (unaudited) (continued)

Total returns on investment	Ended 12/31/16
Standard Class Shares
Inception (5/2/16)	+ 5.52%
Service Class Shares
Inception (5/2/16)	+ 5.27%

1.

BlackRock U.S. Growth ETF Allocation Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is constructed as follows: 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 29% S&P 500 Index, 25% MSCI USA Minimum Volatility Index, 7% S&P 400 Index and 9% Russell 2000 Index.

2.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

3.	The CBOE Volatility Index® (“VIX® Index”) is a benchmark for U.S. stock market volatility. The VIX® Index estimates expected volatility of the S&P 500® Index, the core index for U.S. equities.

4.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 832 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee reimbursements in effect.

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,031.10	0.31%	$1.58
Service Class Shares	1,000.00	1,029.40	0.66%	3.37
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.58	0.31%	$1.58
Service Class Shares	1,000.00	1,021.82	0.66%	3.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.21%
Equity Funds	66.44%
Fixed Income Funds	28.23%
Money Market Fund	4.54%
Total Value of Securities	99.21%
Receivables and Other Assets Net of Liabilities	0.79%
Total Net Assets	100.00%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.21%
Equity Funds–66.44%
iShares Core S&P 500 ETF	157,257	$35,381,252
iShares Core S&P Mid-Cap ETF	52,478	8,676,712
iShares Edge MSCI Min Vol USA ETF	671,780	30,377,892
iShares Russell 2000 ETF	82,268	11,093,840

		85,529,696

Fixed Income Funds–28.23%
iShares Core U.S. Aggregate Bond ETF	167,449	18,094,539
iShares Core U.S. Credit Bond ETF	55,762	6,090,326
iShares Core U.S. Treasury Bond ETF	243,730	6,076,189
iShares MBS ETF	57,224	6,085,200

		36,346,254

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–4.54%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	5,839,671	$5,839,671

		5,839,671

Total Investment Companies (Cost $126,074,222)		127,715,621

TOTAL VALUE OF SECURITIES–99.21% (Cost $126,074,222)	127,715,621
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.79%	1,014,535

NET ASSETS APPLICABLE TO 12,302,559 SHARES OUTSTANDING–100.00%	$128,730,156

NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($1,444,390 / 138,053 Shares)	$10.463

NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($127,285,766 / 12,164,506 Shares)	$10.464

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$127,313,564
Accumulated net realized loss on investments	(224,807)
Net unrealized appreciation of investments	1,641,399

Total net assets	$128,730,156

«	Includes, $6,541 payable for fund shares redeemed, $1,387,020 payable for investments purchased and $58,387 due to manager and affiliates as of December 31, 2016.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MBS–Mortgage-Backed Security

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock U.S. Growth ETF Allocation

Managed Risk Fund

Statement of Operations

May 2, 2016* to December 31, 2016

INVESTMENT INCOME:
Dividends	$1,001,850

EXPENSES:
Distribution fees-Service Class	119,717
Management fees	86,666
Accounting and administration expenses	21,599
Professional fees	20,794
Reports and statements to shareholders	2,933
Custodian fees	984
Trustees’ fees and expenses	615
Consulting fees	59
Pricing fees	29
Other	224

253,620
Less expenses reimbursed	(15,457)

Total operating expenses	238,163

NET INVESTMENT INCOME	763,687

NET REALIZED AND UNREALIZED LOSS:
Net realized loss from:
Investments	(165,805)
Futures contracts	(63,383)

Net realized loss	(229,188)

Net change in unrealized appreciation (depreciation) of investments	1,641,399

NET REALIZED AND UNREALIZED GAIN	1,412,211

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,175,898

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation

Managed Risk Fund

Statement of Changes in Net Assets

5/2/16* to 12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$763,687
Net realized loss	(229,188)
Net change in unrealized appreciation (depreciation)	1,641,399

Net increase in net assets resulting from operations	2,175,898

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(12,144)
Service Class	(756,105)

(768,249)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,542,936
Service Class	137,523,745
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	12,144
Service Class	756,105

139,834,930

Cost of shares redeemed:
Standard Class	(127,102)
Service Class	(12,385,321)

(12,512,423)

Increase in net assets derived from capital share transactions	127,322,507

NET INCREASE IN NET ASSETS	128,730,156
NET ASSETS:
Beginning of period	—

End of period	$128,730,156

Undistributed net investment income	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
	Standard Class 5/2/16[1] to 12/31/16	Service Class 5/2/16[1] to 12/31/16

Net asset value, beginning of period	$10.000	$ 10.000

Income from investment operations:
Net investment income[2]	0.174	0.150
Net realized and unrealized gain	0.378	0.377
Total from investment operations	0.552	0.527

Less dividends and distributions from:
Net investment income	(0.089)	(0.063)
Total dividends and distributions	(0.089)	(0.063)

Net asset value, end of period	$10.463	$ 10.464

Total return[3]	5.52%	5.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,444	$127,286
Ratio of expenses to average net assets[4]	0.34%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.38%	0.73%
Ratio of net investment income to average net assets	2.52%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.48%	2.13%
Portfolio turnover	14%	14%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions expected to be taken on the Fund’s federal income tax return through the period ended December 31, 2016, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 2, 2016* through December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 2, 2016* through December 31, 2016.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.37% of the average daily net assets for the Standard Class and 0.72% for the Service Class. This agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustee and LIAC.

BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.

Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 2, 2016* through December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$1,315
Legal	280

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $38 for the period May 2, 2016* through December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$24,500
Distribution fees payable to LFD	33,887

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

* Date of commencement of operations.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

3. Investments

For the period May 2, 2016* through December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$128,278,499
Sales	7,878,142

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$126,240,102

Aggregate unrealized appreciation	$2,619,624
Aggregate unrealized depreciation	(1,144,105)

Net unrealized appreciation	$1,475,519

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Investment Companies	$127,715,621

There were no Level 3 investments at the end of the period.

During the period May 2, 2016* through December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 2, 2016* through December 31, 2016 was as follows:

5/2/16* to 12/31/16

Ordinary income	$762,264
Long-term capital gains	5,985

Total	$768,249

* Date of commencement of operations.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$127,313,564
Undistributed long-term capital gains	4,456
Straddle losses deferred	(63,383)
Net unrealized appreciation	1,475,519

Net assets	$128,730,156

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to disallowed expenses, tax treatment of distributions received from Underlying Funds, and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the period May 2, 2016* through December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$4,562	$4,381	$(8,943)

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/2/16* to 12/31/16
Shares sold:
Standard Class	149,323
Service Class	13,293,633
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,158
Service Class	72,127

13,516,241

Shares redeemed:
Standard Class	(12,428)
Service Class	(1,201,254)

(1,213,682)

Net increase	12,302,559

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

No futures contracts were outstanding at December 31, 2016.

During the period May 2, 2016* through December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; and to hedge currency risks associated with the Fund’s investments.

The effect of derivative instruments on the Statement of Operations for the period May 2, 2016* through December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized loss from futures contracts and net change unrealized appreciation (depreciation) of futures contracts	$(63,383)	$—

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the period May 2, 2016* through December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$—	$59,481

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. Subsequent Event

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 2, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period May 2, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Other Fund Information (unaudited)

Tax Information

For the period ended May 2, 2016* through December 31, 2016, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.78%	99.22%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–14

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–17

LVIP Blended Core Equity Managed Volatility Fund

(formerly LVIP ClearBridge Variable Appreciation Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP Blended Core Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Core Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 9.03% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index1 returned 11.96% during the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund is composed of underlying funds that invest predominantly in domestic large cap stocks. Accordingly, we would expect the Fund to perform well in periods where large cap stocks outperform, and lag when small cap and mid cap stocks lead the market. While 2016 was generally a positive year for domestic equities in aggregate, the underlying fund’s exposure to large cap stocks with the highest market capitalizations, as well as an overweight to the underperforming Health Care sector, detracted from relative performance, as these segments of the equity market underperformed for the year.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:

Lincoln Investment Advisors Corporation:	Jay Shearon Amritansh Tewary Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush Lorne Johnson Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 1/2/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Core Equity Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,140 for the Standard Class shares and to $11,025 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $12,905. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Blended Core Equity Managed Volatility Fund–1

LVIP Blended Core Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 9.03%
Inception (1/2/14)	+ 3.67%
Service Class Shares
One Year	+ 8.65%
Inception (1/2/14)	+ 3.31%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Blended Core Equity Managed Volatility Fund–2

LVIP Blended Core Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,050.60	0.00%	$—
Service Class Shares	1,000.00	1,048.90	0.35%	1.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,025.14	0.00%	$—
Service Class Shares	1,000.00	1,023.38	0.35%	1.78

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP Blended Core Equity Managed Volatility Fund–3

LVIP Blended Core Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	93.04%
Equity Fund	93.04%
Unaffiliated Investment	6.74%
Money Market Fund	6.74%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

LVIP Blended Core Equity Managed Volatility Fund–4

LVIP Blended Core Equity Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–93.04%
Equity Funds–93.04%
*ClearBridge® – Variable Appreciation Portfolio	3,537,075	$129,846,022
T. Rowe Price Capital Opportunity Fund (Investor Class)	3,820,813	86,121,135

Total Affiliated Investments (Cost $203,644,727)		215,967,157

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–6.74%
Money Market Fund–6.74%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	15,653,380	$15,653,380

Total Unaffiliated Investment (Cost $15,653,380)		15,653,380

TOTAL VALUE OF SECURITIES–99.78% (Cost $219,298,107)	231,620,537
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	503,056

NET ASSETS APPLICABLE TO 21,751,167 SHARES OUTSTANDING–100.00%	$232,123,593

*	Series I shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
119	E-mini S&P 500 Index - Equity Contract	$13,348,483	$13,305,390	3/19/17	$(43,093)
8	E-mini S&P MidCap 400 Index - Equity Contract	1,348,458	1,327,280	3/19/17	(21,178)

					$(64,271)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements..”

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–5

LVIP Blended Core Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investments, at value	$215,967,157
Unaffiliated investment, at value	15,653,380

Total investments, at value	231,620,537
Cash collateral held at broker for futures contracts	624,646
Receivable for investments sold	130,789
Receivable for fund shares sold	106,999
Expense reimbursement from Lincoln Investment Advisors Corporation	13,133
Dividends receivable from investments	4,269

TOTAL ASSETS	232,500,373

LIABILITIES:
Cash due to custodian	134,249
Payable for fund shares redeemed	88,153
Due to manager and affiliates	68,374
Net unrealized depreciation on futures contracts	64,271
Other accrued expenses payable	21,733

TOTAL LIABILITIES	376,780

TOTAL NET ASSETS	$232,123,593

Affiliated investments, at cost	$203,644,727
Unaffiliated investment, at cost	15,653,380

Total investments, at cost	$219,298,107

Standard Class:
Net Assets	$85,678
Shares Outstanding	8,028
Net Asset Value Per Share	$10.672

Service Class:
Net Assets	$232,037,915
Shares Outstanding	21,743,139
Net Asset Value Per Share	$10.672

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$224,464,782
Undistributed net investment income	22,329
Accumulated net realized loss on investments	(4,621,677)
Net unrealized appreciation of investments and derivatives	12,258,159

TOTAL NET ASSETS	$232,123,593

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–6

LVIP Blended Core Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investments	$2,627,371
Dividends from unaffiliated investment	22,346

2,649,717

EXPENSES:
Management fees	1,127,159
Distribution fees-Service Class	616,119
Accounting and administration expenses	66,743
Reports and statements to shareholders	27,642
Professional fees	26,935
Trustees’ fees and expenses	4,362
Consulting fees	3,795
Custodian fees	3,087
Pricing fees	87
Other	1,165

1,877,094
Less management fees waived	(1,127,159)
Less expenses reimbursed	(133,816)

Total operating expenses	616,119

NET INVESTMENT INCOME	2,033,598

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	7,491,092
Sale of affiliated investments	(5,700,214)
Futures contracts	(3,375,032)

Net realized loss	(1,584,154)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	14,446,730
Futures contracts	333,569

Net change in unrealized appreciation (depreciation)	14,780,299

NET REALIZED AND UNREALIZED GAIN	13,196,145

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,229,743

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,033,598	$1,083,100
Net realized loss	(1,584,154)	(2,704,884)
Net change in unrealized appreciation (depreciation)	14,780,299	(3,237,292)

Net increase (decrease) in net assets resulting from operations	15,229,743	(4,859,076)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,080)	(1,000)
Service Class	(2,159,797)	(1,103,558)
Net realized gain:
Standard Class	—	(433)
Service Class	—	(688,700)

	(2,160,877)	(1,793,691)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	357	14,249
Service Class	105,172,086	86,153,882
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,080	1,433
Service Class	2,159,797	1,792,258

	107,333,320	87,961,822

Cost of shares redeemed:
Standard Class	(5,352)	(4,743)
Service Class	(19,263,455)	(15,007,382)

	(19,268,807)	(15,012,125)

Increase in net assets derived from capital share transactions	88,064,513	72,949,697

NET INCREASE IN NET ASSETS	101,133,379	66,296,930
NET ASSETS:
Beginning of year	130,990,214	64,693,284

End of year	$232,123,593	$130,990,214

Undistributed net investment income	$22,329	$8,301

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–7

LVIP Blended Core Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP Blended Core Equity Managed Volatility Fund Standard Class

	Year Ended		1/2/14[2] to 12/31/14
	12/31/16[1]	12/31/15

Net asset value, beginning of period	$9.913	$10.501	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.154	0.139	0.258
Net realized and unrealized gain (loss)	0.741	(0.550)	0.375

Total from investment operations	0.895	(0.411)	0.633

Less dividends and distributions from:
Net investment income	(0.136)	(0.120)	(0.132)
Net realized gain	—	(0.057)	—

Total dividends and distributions	(0.136)	(0.177)	(0.132)

Net asset value, end of period	$10.672	$9.913	$10.501

Total return[4]	9.03%	(3.90% )	6.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86	$83	$76
Ratio of expenses to average net assets[5]	0.00%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.71%	0.74%	0.88%
Ratio of net investment income to average net assets	1.50%	1.35%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.79%	0.61%	1.67%
Portfolio turnover	35%	10%	6%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–8

LVIP Blended Core Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP Blended Core Equity Managed Volatility Fund Service Class

	Year Ended		1/2/14[2] to 12/31/14
	12/31/16[1]	12/31/15

Net asset value, beginning of period	$9.914	$10.502	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.119	0.103	0.229
Net realized and unrealized gain (loss)	0.739	(0.550)	0.368

Total from investment operations	0.858	(0.447)	0.597

Less dividends and distributions from:
Net investment income	(0.100)	(0.084)	(0.095)
Net realized gain	—	(0.057)	—

Total dividends and distributions	(0.100)	(0.141)	(0.095)

Net asset value, end of period	$10.672	$9.914	$10.502

Total return[4]	8.65%	(4.24% )	5.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$232,038	$130,907	$64,617
Ratio of expenses to average net assets[5]	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.06%	1.09%	1.23%
Ratio of net investment income to average net assets	1.15%	1.00%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.44%	0.26%	1.32%
Portfolio turnover	35%	10%	6%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–9

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Core Equity Managed Volatility Fund (formerly LVIP ClearBridge Variable Appreciation Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in other open-end investment companies, which, in turn, invest at least 80% of their assets in equity securities. The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and

LVIP Blended Core Equity Managed Volatility Fund–10

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.64% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.64% of the average daily net asset of the Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of the average daily net assets for the Standard Class and 0.35% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, fees for these administrative and legal services were as follows:

Administrative	$9,735
Legal	2,122

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $11,109 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $19,225 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and Service Class shares. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$13,133
Distribution fees payable to LFD	68,374

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Blended Core Equity Managed Volatility Fund–11

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investments’ outstanding securities (non-LVIP Funds). Investments of the Fund and corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
ClearBridge® - Variable Appreciation Portfolio	$122,217,049	$56,156,826	$50,455,080	$(5,763,936)	$129,846,022	$1,638,223	$2,686,661
T. Rowe Price Capital Opportunity Fund (Investor Class)*	—	86,050,262	6,748,415	63,722	86,121,135	989,148	4,804,431

Total	$122,217,049	$142,207,088	$57,203,495	$(5,700,214)	$215,967,157	$2,627,371	$7,491,092

* Issuer was not an investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$142,207,088
Sales	57,203,495

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$220,320,249

Aggregate unrealized appreciation	$11,300,288
Aggregate unrealized depreciation	—

Net unrealized appreciation	$11,300,288

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investments	$215,967,157
Unaffiliated Investment	15,653,380

Total	$231,620,537

Futures Contracts	$(64,271)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Blended Core Equity Managed Volatility Fund–12

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$2,160,877	$1,104,558
Long-term capital gain	—	689,133

Total	$2,160,877	$1,793,691

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$224,464,782
Undistributed ordinary income	22,329
Capital loss carryforwards	(3,663,806)
Net unrealized appreciation	11,300,288

Net assets	$232,123,593

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$141,307	$(141,307)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$3,663,806	$—	$3,663,806

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	34	1,439
Service Class	10,216,097	8,324,768
Shares issued upon reinvestment of dividends and distributions:
Standard Class	101	145
Service Class	201,538	182,093

	10,417,770	8,508,445

Shares redeemed:
Standard Class	(509)	(465)
Service Class	(1,879,242)	(1,455,033)

	(1,879,751)	(1,455,498)

Net increase	8,538,019	7,052,947

LVIP Blended Core Equity Managed Volatility Fund–13

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(64,271)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,375,032)	$333,569

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$6,925,577	$11,796,331

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP Blended Core Equity Managed Volatility Fund–14

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Blended Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blended Core Equity Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Blended Core Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Blended Core Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Blended Core Equity Managed Volatility Fund–16

LVIP Blended Core Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP Blended Core Equity Managed Volatility Fund–17

LVIP Blended Core Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Large Core funds category and the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was above the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in January 2014, which provided a limited period of time to evaluate investment performance. The Board also considered that the Fund had been restructured in February 2016 to add a fund in the Equity Sleeve for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was within range of the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was below the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Blended Core Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Blended Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Blended Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Blended Core Equity Managed Volatility Fund–21

LVIP Blended Large Cap Growth Managed Volatility Fund (formerly LVIP UBS Large Cap Growth Managed Volatility Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Blended Large Cap Growth Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Large Cap Growth Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by:	UBS Asset Management (Americas) Inc.
Wellington Management Company LLP
SSGA Funds Management, Inc.

The Fund returned (1.31%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 1000® Growth Index1, returned 7.08%.

The year 2016 will go down as the worst year for growth investing in a decade. For the year, large cap growth stocks underperformed large cap value stocks as measured by the Russell 1000® Growth and Russell 1000 Value2 Indexes respectively by over 1,000 basis points. The mean reversion after a strong year for growth in 2015 was accelerated by the unexpected victory by Donald Trump in the US Presidential election in November. Almost half the outperformance of value came in the weeks following the election as investors have bid up shares of banks in hope for financial regulatory reform and permanently higher interest rates. Cyclical companies in industrials, materials and energy have also benefitted, as investors have dreamed of the potential positive impact of infrastructure spending and faster economic growth. Additionally, information technology is a disproportionate overweight in growth benchmarks, relative to value. Given the rhetoric around immigration reform, potential tariffs on global companies and a mutual dislike between Trump and Silicon Valley, IT shares sold off post-election adding to their year-to-date underperformance.

Stock selection was the main driver of underperformance, while sector allocation slightly detracted from performance during 2016. Stock selection especially in healthcare and information technology detracted strongly from performance during the year. From a sector standpoint an overweight to information technology and an underweight to consumer staples contributed to performance. An underweight to telecommunication services and healthcare, on the other side, detracted from performance during the year.

US equities rose over the period, as measured by the S&P 500® Index3, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. A better-than-feared US corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its US growth and long-run policy rate forecasts, citing mixed US economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the Brexit vote, US stocks staged an impressive comeback in the days following.

US equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the US presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third quarter GDP growth was revised slightly higher and the US housing market continued to display healthy trends. In December, the Fed raised rates by 0.25% a well-telegraphed move and only the second hike in the last decade.

Returns varied by market-cap, as small- and mid-cap stocks, as measured by the Russell 2000®4 and S&P® MidCap 4005, outperformed large-cap stocks, as measured by the S&P 500® Index.

The Fund lagged the S&P 500® Index for the period under review. We acknowledge our poor stock selection and, as expected, that has been the primary driver of underperformance. However, we also believe the market environment has not been helpful as we have not been rewarded for our conviction levels, especially in stocks that have had fundamental progress, which has not yet been reflected in share prices.

Stock selection was the primary detractor from relative performance, driven by holdings in information technology, financials, and industrials. Sector allocation, largely the result of our bottom-up stock selection process, also detracted from relative performance. Partially offsetting these negative results was strong selection within the energy and consumer discretionary sectors.

Top detractors from relative performance included Estee Lauder (consumer staples) and Coty (consumer staples). We initiated a position in Coty early in the period. Not holding benchmark constituents JPMorgan Chase (financials) and Citigroup (financials) was also a top detractor from relative performance. The largest contributors to relative performance during the period were overweight positions in Bank of America (financials) and Amazon (consumer discretionary). Not holding benchmark constituent Gilead (health care), which declined over the period, also contributed to positive results.

The fourth quarter of 2016 was a particularly challenging period for the Large Cap Research Equity portfolio and rounded out a difficult year characterized by heightened volatility and extreme shifts in sentiment within US equity markets. Our Global Industry Analysts have stayed true to their philosophy and process amidst heightened volatility and sharp reversals in market sentiment and continue to focus on long-term themes and opportunities across the sectors and industries in which they manage.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Amritansh Tewary Alex Zeng

UBS Asset Management (Americas) Inc.:	Peter J. Bye

LVIP Blended Large Cap Growth Managed Volatility Fund–1

LVIP Blended Large Cap Growth Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Wellington Management Company LLP:	Cheryl M. Duckworth
Mark D. Mandel

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson Marin Lolic

The views expressed represent each Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,954. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $22,266. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	– 1.31%
Five Years	+ 9.00%
Ten Years	+ 4.78%
Service Class Shares
One Year	– 1.56%
Five Years	+ 8.73%
Ten Years	+ 4.52%

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

2.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

3.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

4.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

5.	The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.

LVIP Blended Large Cap Growth Managed Volatility Fund–2

LVIP Blended Large Cap Growth Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,037.70	0.71%	$3.64
Service Class Shares	1,000.00	1,036.40	0.96%	4.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.57	0.71%	$3.61
Service Class Shares	1,000.00	1,020.31	0.96%	4.88

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Blended Large Cap Growth Managed Volatility Fund–3

LVIP Blended Large Cap Growth Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	90.65%
Aerospace & Defense	1.77%
Air Freight & Logistics	0.46%
Airlines	0.20%
Banks	2.49%
Beverages	2.61%
Biotechnology	3.82%
Capital Markets	0.98%
Chemicals	3.31%
Commercial Services & Supplies	0.24%
Construction Materials	0.19%
Consumer Finance	1.31%
Containers & Packaging	0.51%
Diversified Telecommunication Services	0.62%
Electric Utilities	1.34%
Electrical Equipment	0.33%
Energy Equipment & Services	0.47%
Equity Real Estate Investment Trusts	1.25%
Food & Staples Retailing	0.81%
Food Products	0.78%
Health Care Equipment & Supplies	4.34%
Health Care Providers & Services	2.20%
Hotels, Restaurants & Leisure	1.60%
Household Durables	0.26%
Household Products	0.02%
Industrial Conglomerates	1.63%
Insurance	3.44%
Internet & Direct Marketing Retail	3.84%
Internet Software & Services	7.91%
IT Services	5.15%
Life Sciences Tools & Services	0.16%
Machinery	1.33%
Media	2.77%
Metals & Mining	0.12%
Multi-Utilities	0.65%

Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	2.45%
Personal Products	1.63%
Pharmaceuticals	3.74%
Professional Services	1.33%
Road & Rail	1.38%
Semiconductors & Semiconductor Equipment	3.38%
Software	7.11%
Specialty Retail	5.33%
Technology Hardware, Storage & Peripherals	3.55%
Textiles, Apparel & Luxury Goods	1.21%
Tobacco	0.63%
Exchange-Traded Fund	1.35%
Money Market Fund	7.78%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	3.86%
Alphabet Class A	3.73%
Amazon.com	3.23%
Apple	3.15%
Facebook Class A	3.09%
Home Depot	1.88%
Bank of America	1.59%
Allergan	1.57%
Celgene	1.52%
Comcast Class A	1.48%
Total	25.10%

IT–Information Technology

LVIP Blended Large Cap Growth Managed Volatility Fund–4

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–90.65%
Aerospace & Defense–1.77%
Boeing	8,223	$1,280,157
General Dynamics	13,652	2,357,154
Lockheed Martin	10,105	2,525,644
TransDigm Group	14,902	3,710,002
United Technologies	25,097	2,751,133

		12,624,090

Air Freight & Logistics–0.46%
FedEx	17,782	3,311,008

		3,311,008

Airlines–0.20%
American Airlines Group	30,330	1,416,108

		1,416,108

Banks–2.49%
Bank of America	512,857	11,334,140
Huntington Bancshares	133,215	1,761,102
PNC Financial Services Group	40,398	4,724,950

		17,820,192

Beverages–2.61%
Anheuser-Busch InBev ADR	6,802	717,203
Constellation Brands Class A	11,794	1,808,138
Dr Pepper Snapple Group	20,510	1,859,642
Molson Coors Brewing Class B	63,432	6,172,568
†Monster Beverage	87,184	3,865,739
PepsiCo	40,129	4,198,697

		18,621,987

Biotechnology–3.82%
Amgen	9,037	1,321,300
†Biogen	3,692	1,046,977
†Celgene	93,783	10,855,382
Gilead Sciences	71,304	5,106,079
†Incyte	14,510	1,454,918
†Regeneron Pharmaceuticals	3,194	1,172,485
Shire ADR	11,000	1,874,180
†Vertex Pharmaceuticals	60,914	4,487,534

		27,318,855

Capital Markets–0.98%
BlackRock	2,150	818,161
Goldman Sachs Group	1,314	314,637
Intercontinental Exchange	17,428	983,288
Moody’s	24,067	2,268,796
Morgan Stanley	16,590	700,928
Northern Trust	12,410	1,105,111
TD Ameritrade Holding	18,927	825,217

		7,016,138

Chemicals–3.31%
Celanese Class A	20,510	1,614,957
Dow Chemical	55,233	3,160,432

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
Ecolab	69,712	$8,171,641
Monsanto	10,600	1,115,226
PPG Industries	7,748	734,200
Sherwin-Williams	32,848	8,827,572

		23,624,028

Commercial Services & Supplies–0.24%
Waste Management	24,611	1,745,166

		1,745,166

Construction Materials–0.19%
CRH ADR	2,912	100,115
Martin Marietta Materials	1,316	291,533
Vulcan Materials	7,560	946,134

		1,337,782

Consumer Finance–1.31%
American Express	37,250	2,759,480
Capital One Financial	52,000	4,536,480
†Santander Consumer USA Holdings	153,439	2,071,427

		9,367,387

Containers & Packaging–0.51%
Ball	12,970	973,658
†Crown Holdings	19,540	1,027,218
International Paper	25,860	1,372,132
†Owens-Illinois	15,150	263,762

		3,636,770

Diversified Telecommunication Services–0.62%
†SBA Communications Class A	42,944	4,434,397

		4,434,397

Electric Utilities–1.34%
Avangrid	17,810	674,643
Edison International	16,800	1,209,432
Eversource Energy	12,034	664,638
Exelon	37,084	1,316,111
NextEra Energy	26,257	3,136,661
PG&E	28,561	1,735,652
Pinnacle West Capital	10,464	816,506

		9,553,643

Electrical Equipment–0.33%
AMETEK	25,460	1,237,356
Eaton	17,065	1,144,891

		2,382,247

Energy Equipment & Services–0.47%
Baker Hughes	42,223	2,743,228
Ensco Class A	17,450	169,614
Tenaris ADR	13,190	471,015

		3,383,857

LVIP Blended Large Cap Growth Managed Volatility Fund—5

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Equity Real Estate Investment Trusts–1.25%
American Tower	29,678	$3,136,371
Apartment Investment & Management	24,441	1,110,843
Boston Properties	4,899	616,196
Equinix	2,695	963,220
Host Hotels & Resorts	28,961	545,625
Prologis	27,734	1,464,078
Simon Property Group	6,221	1,105,285

		8,941,618

Food & Staples Retailing–0.81%
Costco Wholesale	18,923	3,029,762
Kroger	32,982	1,138,209
Walgreens Boots Alliance	19,570	1,619,613

		5,787,584

Food Products–0.78%
Mondelez International	124,996	5,541,073

		5,541,073

Health Care Equipment & Supplies–4.34%
Abbott Laboratories	109,060	4,188,995
Baxter International	28,990	1,285,417
Becton Dickinson & Co.	8,420	1,393,931
†Boston Scientific	97,796	2,115,327
Cooper	32,282	5,647,090
Danaher	107,235	8,347,172
Medtronic	62,930	4,482,504
St. Jude Medical	18,439	1,478,623
Stryker	17,320	2,075,109

		31,014,168

Health Care Providers & Services–2.20%
Cardinal Health	10,800	777,276
†Centene	60,304	3,407,779
Cigna	13,020	1,736,738
†HCA Holdings	23,040	1,705,421
McKesson	20,811	2,922,905
UnitedHealth Group	32,470	5,196,499

		15,746,618

Hotels, Restaurants & Leisure–1.60%
Hilton Worldwide Holdings	25,629	697,109
Las Vegas Sands	6,506	347,485
Starbucks	187,483	10,409,056

		11,453,650

Household Durables–0.26%
†Mohawk Industries	9,455	1,887,974

		1,887,974

Household Products–0.02%
Colgate-Palmolive	2,688	175,903

		175,903

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Industrial Conglomerates–1.63%
3M	14,854	$2,652,479
General Electric	104,010	3,286,716
Honeywell International	49,402	5,723,222

		11,662,417

Insurance–3.44%
Allstate	14,000	1,037,680
American International Group	65,915	4,304,909
Chubb	7,340	969,761
Hartford Financial Services Group	42,100	2,006,065
Manulife Financial	20,463	364,651
Marsh & McLennan	143,953	9,729,783
MetLife	22,513	1,213,226
Principal Financial Group	12,641	731,408
Prudential Financial	16,540	1,721,152
XL Group	67,148	2,501,934

		24,580,569

Internet & Direct Marketing Retail–3.84%
†Amazon.com	30,791	23,089,247
Expedia	14,032	1,589,545
†Netflix	22,299	2,760,616

		27,439,408

Internet Software & Services–7.91%
†Alphabet Class A	33,655	26,669,905
†Alphabet Class C	10,082	7,781,489
†Facebook Class A	191,670	22,051,633

		56,503,027

IT Services–5.15%
Accenture Class A	8,215	962,223
Alliance Data Systems	8,150	1,862,275
Automatic Data Processing	15,424	1,585,279
†Cognizant Technology Solutions Class A	10,882	609,718
†FleetCor Technologies	49,154	6,956,274
Global Payments	35,114	2,437,263
Mastercard Class A	89,673	9,258,737
†PayPal Holdings	17,969	709,236
Sabre	109,054	2,720,897
Visa Class A	124,173	9,687,977

		36,789,879

Life Sciences Tools & Services–0.16%
Thermo Fisher Scientific	8,160	1,151,376

		1,151,376

Machinery–1.33%
Caterpillar	3,827	354,916
Deere & Co.	1,953	201,237
Fortive	117,309	6,291,282
Illinois Tool Works	12,818	1,569,692

LVIP Blended Large Cap Growth Managed Volatility Fund—6

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Pentair	19,904	$1,116,017

		9,533,144

Media–2.77%
†Charter Communications Class A	18,215	5,244,463
Comcast Class A	153,495	10,598,830
Interpublic Group	19,280	451,345
Twenty-First Century Fox Class A	124,946	3,503,486

		19,798,124

Metals & Mining–0.12%
†Freeport-McMoRan	32,522	428,965
Nucor	6,665	396,701

		825,666

Multi-Utilities–0.65%
Ameren	12,810	672,013
Dominion Resources	28,553	2,186,874
Sempra Energy	17,585	1,769,754

		4,628,641

Oil, Gas & Consumable Fuels–2.45%
†Antero Resources	60,050	1,420,183
Chevron	13,142	1,546,813
ConocoPhillips	20,158	1,010,722
†Diamondback Energy	13,624	1,376,841
Hess	3,726	232,093
Kinder Morgan	59,858	1,239,659
†Newfield Exploration	59,452	2,407,806
ONEOK	8,088	464,332
Pioneer Natural Resources	26,986	4,859,369
TransCanada	65,232	2,945,225

		17,503,043

Personal Products–1.63%
Coty Class A	152,410	2,790,627
Estee Lauder Class A	115,660	8,846,833

		11,637,460

Pharmaceuticals–3.74%
Allergan	53,257	11,184,503
AstraZeneca ADR	54,310	1,483,749
Bristol-Myers Squibb	59,940	3,502,894
†Catalent	98,354	2,651,624
Eli Lilly & Co.	29,344	2,158,251
Johnson & Johnson	24,060	2,771,953
Merck & Co.	36,145	2,127,856
†Mylan	21,450	818,318

		26,699,148

Professional Services–1.33%
Equifax	13,255	1,567,139
†IHS Markit	12,386	438,588
Nielsen Holdings	38,126	1,599,386

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Professional Services (continued)
†Verisk Analytics Class A	73,112	$5,934,501

		9,539,614

Road & Rail–1.38%
Canadian Pacific Railway	42,189	6,023,324
CSX	22,660	814,174
JB Hunt Transport Services	23,594	2,290,270
Kansas City Southern	1,965	166,730
Norfolk Southern	5,140	555,480

		9,849,978

Semiconductors & Semiconductor Equipment–3.38%
Analog Devices	10,890	790,832
Broadcom	59,368	10,494,481
Intel	82,717	3,000,146
Microchip Technology	9,493	608,976
†Micron Technology	20,537	450,171
NVIDIA	67,231	7,176,237
QUALCOMM	24,816	1,618,003

		24,138,846

Software–7.11%
†Adobe Systems	31,050	3,196,597
†Electronic Arts	28,755	2,264,744
Microsoft	444,206	27,602,961
†salesforce.com	108,511	7,428,663
†ServiceNow	113,445	8,433,501
SS&C Technologies Holdings	12,259	350,607
†Workday Class A	22,913	1,514,320

		50,791,393

Specialty Retail–5.33%
Advance Auto Parts	22,213	3,756,663
Home Depot	100,110	13,422,749
L Brands	5,726	377,000
†O’Reilly Automotive	37,885	10,547,563
TJX	132,856	9,981,471

		38,085,446

Technology Hardware, Storage & Peripherals–3.55%
Apple	194,212	22,493,634
Seagate Technology	75,722	2,890,309

		25,383,943

Textiles, Apparel & Luxury Goods–1.21%
NIKE Class B	150,141	7,631,667
†Under Armour Class C	14,092	354,696
VF	11,826	630,917

		8,617,280

LVIP Blended Large Cap Growth Managed Volatility Fund—7

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco–0.63%
Altria Group	66,939	$4,526,415

		4,526,415

Total Common Stock (Cost $510,420,728)		647,827,060

EXCHANGE-TRADED FUND–1.35%
SPDR® S&P 500 ETF Trust	43,142	9,643,531

Total Exchange-Traded Fund (Cost $9,050,542)		9,643,531

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–7.78%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	55,606,019	$55,606,019

Total Money Market Fund (Cost $55,606,019)		55,606,019

TOTAL VALUE OF SECURITIES–99.78% (Cost $575,077,289)	713,076,610
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	1,562,676

NET ASSETS APPLICABLE TO 23,330,519 SHARES OUTSTANDING–100.00%	$714,639,286

NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($235,309,358 / 7,591,913 Shares)	$30.995

NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($479,329,928 / 15,738,606 Shares)	$30.456

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$594,656,629
Undistributed net investment income	126,300
Accumulated net realized loss on investments	(18,009,511)
Net unrealized appreciation of investments, foreign currencies and derivatives	137,865,868

Total net assets	$714,639,286

†	Non-income producing for the period.
«

Includes $1,917,200 cash collateral held at broker for futures contracts, $12 foreign currencies due to custodian, $500,832 due to manager and affiliates, and $2,256,277 payable for securities purchased and $127,047 payable for fund shares redeemed as of December 31, 2016.

Summary of Abbreviations:

ADR–American Depositary Receipt

ETF–Exchange Traded Fund

IT–Information Technology

SPDR–Standard & Poor’s Depositary Receipt

LVIP Blended Large Cap Growth Managed Volatility Fund—8

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
415	E-mini S&P 500 Index - Equity Contract	$46,531,775	$46,401,150	3/19/17	$(130,625)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund—9

LVIP Blended Large Cap Growth Managed

Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$8,387,793
Foreign tax withheld	(32,397)

8,355,396

EXPENSES:
Management fees	4,975,273
Distribution fees-Service Class	1,077,455
Accounting and administration expenses	266,708
Reports and statements to shareholders	222,350
Professional fees	39,305
Trustees’ fees and expenses	17,569
Custodian fees	10,801
Consulting fees	4,108
Pricing fees	665
Other	6,021

6,620,255
Less management fees waived	(585,527)

Total operating expenses	6,034,728

NET INVESTMENT INCOME	2,320,668

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	18,076,240
Foreign currencies	3,761
Foreign currency exchange contracts	(893)
Futures contracts	(13,956,564)

Net realized gain	4,122,544

Net change in unrealized appreciation (depreciation) of:
Investments	(13,008,550)
Foreign currencies	(2,866)
Futures contracts	(398,503)

Net change in unrealized appreciation (depreciation)	(13,409,919)

NET REALIZED AND UNREALIZED LOSS	(9,287,375)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,966,707)

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed

Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,320,668	$(568,826)
Net realized gain (loss)	4,122,544	(16,721,342)
Net change in unrealized appreciation (depreciation)	(13,409,919)	23,818,868

Net increase (decrease) in net assets resulting from operations	(6,966,707)	6,528,700

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,096,890)	—
Service Class	(1,100,346)	—

	(2,197,236)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,146,333	3,629,190
Service Class	147,299,588	168,966,935
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,096,890	—
Service Class	1,100,346	—

	153,643,157	172,596,125

Cost of shares redeemed:
Standard Class	(31,540,744)	(35,293,298)
Service Class	(50,987,247)	(35,727,092)

	(82,527,991)	(71,020,390)

Increase in net assets derived from capital share transactions	71,115,166	101,575,735

NET INCREASE IN NET ASSETS	61,951,223	108,104,435
NET ASSETS:
Beginning of year	652,688,063	544,583,628

End of year	$714,639,286	$652,688,063

Undistributed net investment income	$126,300	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund—10

LVIP Blended Large Cap Growth Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	Year Ended
	12/31/16[1,2]	12/31/15		12/31/14		12/31/13		12/31/12[3]

Net asset value, beginning of period	$31.553	$31.136		$29.555		$23.551		$20.234
Income (loss) from investment operations:
Net investment income (loss)[4]	0.153	0.011		0.006		(0.024)		0.118
Net realized and unrealized gain (loss)	(0.566)	0.406		1.575		6.028		3.199

Total from investment operations	(0.413)	0.417		1.581		6.004		3.317

Less dividends and distributions from:
Net investment income	(0.145)	—		—		—		—

Total dividends and distributions	(0.145)	—		—		—		—

Net asset value, end of period	$30.995	$31.553		$31.136		$29.555		$23.551

Total return[5]	(1.31% )	1.34%		5.35%		25.49%		16.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$235,309	$266,788		$294,661		$309,717		$277,091
Ratio of expenses to average net assets	0.73%	0.72%		0.72%		0.74%		0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.82%	0.83%		0.83%		0.85%		0.84%
Ratio of net investment income (loss) to average net assets	0.50%	0.04%		0.02%		(0.09%	)	0.52%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.41%	(0.07%	)	(0.09%	)	(0.20%	)	0.43%
Portfolio turnover	89%	57%		58%		48%		122%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.

[3]	Commencing close of business on September 21, 2012, UBS Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-adviser.

[4]	The average shares outstanding method has been applied for per share information.

[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund–11

LVIP Blended Large Cap Growth Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	Year Ended
	12/31/16[1,2]	12/31/15		12/31/14		12/31/13		12/31/12[3]

Net asset value, beginning of period	$31.009	$30.675		$29.190		$23.318		$20.084

Income (loss) from investment operations:
Net investment income (loss)[4]	0.076	(0.066)		(0.068)		(0.089)		0.060
Net realized and unrealized gain (loss)	(0.559)	0.400		1.553		5.961		3.174

Total from investment operations	(0.483)	0.334		1.485		5.872		3.234

Less dividends and distributions from:
Net investment income	(0.070)	—		—		—		—

Total dividends and distributions	(0.070)	—		—		—		—

Net asset value, end of period	$30.456	$31.009		$30.675		$29.190		$23.318

Total return[5]	(1.56% )	1.09%		5.09%		25.18%		16.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$479,330	$385,900		$249,923		$169,959		$64,140
Ratio of expenses to average net assets	0.98%	0.97%		0.97%		0.99%		1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.08%		1.08%		1.10%		1.09%
Ratio of net investment income (loss) to average net assets	0.25%	(0.21%	)	(0.23%	)	(0.34%	)	0.27%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.16%	(0.32%	)	(0.34%	)	(0.45%	)	0.18%
Portfolio turnover	89%	57%		58%		48%		122%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.

[3]	Commencing close of business on September 21, 2012, UBS Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-adviser.

[4]	The average shares outstanding method has been applied for per share information.

[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund–12

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Large Cap Growth Managed Volatility Fund (formerly, LVIP UBS Large Cap Growth Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”) except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities or ETFs listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Blended Large Cap Growth Managed Volatility Fund–13

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Taxable non-cash dividends are recorded as dividend income. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $27,421 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $500 million. Effective May 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% on the first $100 million of the Fund’s average daily net assets and 0.07% of the Fund’s average daily net assets in excess of $100 million. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2016, the waiver amount was 0.15% on the first $100 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $100 million.

UBS Asset Management (Americas) Inc. (“UBS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays UBS a fee based on UBS’s managed portion of the Fund’s average daily net assets.

Effective February 8, 2016, Wellington Management Company LLP (“Wellington”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Wellington a fee based on Wellington’s managed portion of the Fund’s average daily net assets.

Effective May 1, 2016, SSGA Funds Management, Inc. (“SSGA”), is responsible for the day-to-day management of the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$34,891
Legal	8,599

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administrative expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $35,942 for the year ended December 31, 2016.

LVIP Blended Large Cap Growth Managed Volatility Fund–14

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $174,189 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$399,357
Distribution fees payable to LFD	101,475

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$554,945,594
Sales	728,448,069

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$577,537,191

Aggregate unrealized appreciation	$151,274,547
Aggregate unrealized depreciation	(15,735,128)

Net unrealized appreciation	$135,539,419

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Blended Large Cap Growth Managed Volatility Fund–15

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1

Common Stock	$647,827,060
Exchange-Traded Fund	9,643,531
Money Market Fund	55,606,019

Total	$713,076,610

Futures Contracts	$(130,625)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2015. The tax character of dividends and distributions paid during the year ended December 31, 2016 was as follows:

Year Ended
12/31/16

Ordinary income	$2,197,236

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$594,656,629
Undistributed ordinary income	126,300
Capital loss carryforwards	(15,087,244)
Straddle loss deferred	(592,990)
Net unrealized appreciation	135,536,591

Net assets	$714,639,286

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$2,868	$(2,868)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Blended Large Cap Growth Managed Volatility Fund–16

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$6,459,439	$8,627,805	$—	$15,087,244

*Capital Loss Carryovers with no expiration must be utilized first.

In 2016, $6,603,062 of capital loss carryfoward was utilized.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	136,599	115,473
Service Class	4,956,475	5,454,283
Shares issued upon reinvestment of dividends and distributions:
Standard Class	35,148	—
Service Class	35,882	—

	5,164,104	5,569,756

Shares redeemed:
Standard Class	(1,034,986)	(1,124,021)
Service Class	(1,698,531)	(1,156,836)

	(2,733,517)	(2,280,857)

Net increase	2,430,587	3,288,899

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments

LVIP Blended Large Cap Growth Managed Volatility Fund–17

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(130,625)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(893)	$—
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(13,956,564)	(398,503)

Total		$(13,957,457)	$(398,503)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$25,652,363	$59,575,852

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP Blended Large Cap Growth Managed Volatility Fund–18

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blended Large Cap Growth Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP Blended Large Cap Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Blended Large Cap Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Blended Large Cap Growth Managed Volatility Fund–20

LVIP Blended Large Cap Growth Managed Volatility Fund

Other Fund Information (unaudited)

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or open end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve

LVIP Blended Large Cap Growth Managed Volatility Fund–21

LVIP Blended Large Cap Growth Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

compared to the performance of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC had delegated day-to-day portfolio management of the Equity Sleeve to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board considered that returns were impacted by the negative contribution from the volatility management overlay, which is expected to underperform in choppy or bull market environments. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fee was higher than the median investment management fee of the Morningstar expense peer group, without giving effect to the advisory fee waiver. The Board considered that the net expense ratio for the Fund was lower than the median net expense ratio of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and UBS Global Asset Management (Americas) Inc. (“UBS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by UBS under the subadvisory agreement. The Board reviewed the services provided by UBS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of UBS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters. The Board also considered that Wellington Management Company LLP was added as an additional sub-adviser to the Fund effective February 2016.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Core Growth funds category and the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period and below the median return of the performance peer group and above the return of the benchmark index for the three, five and ten year periods. The Board reviewed the Fund’s standard deviation for the three year period, and considered that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was primarily attributable to the negative contribution from the volatility management overlay. The Board also considered that Wellington Management Company LLC was added as an additional sub-adviser to the Fund effective February 2016 for increased diversification. The Board concluded that the services provided by UBS were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule, which contains breakpoints and noted UBS’s materials indicating that the subadvisory fee was lower than the fee schedule for institutional separately managed accounts and that the Fund was the only subadvisory relationship with a similar strategy to the Fund’s. The Board considered that LIAC compensates UBS from its fees and that the subadvisory fee schedule was negotiated between LIAC and UBS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and UBS, an unaffiliated third party, and that LIAC compensates UBS from its fees. The Board reviewed materials provided by UBS as to any additional benefits it receives and considered that UBS had identified the relationship with the Fund as raising the general profile of UBS with the investing public, that UBS uses soft dollars, that could benefit UBS and its clients and that UBS has affiliated brokerage arrangements.

LVIP Blended Large Cap Growth Managed Volatility Fund–22

LVIP Blended Large Cap Growth Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of the Fund.

LVIP Blended Large Cap Growth Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Blended Large Cap Growth Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Blended Large Cap Growth Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Blended Large Cap Growth Managed Volatility Fund–26

LVIP Blended Mid Cap Managed Volatility Fund (formerly LVIP Ivy Mid Cap Growth Managed Volatility Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Blended Mid Cap Managed

Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by:   Ivy Investment Management Company

                            T. Rowe Price Associates, Inc.

                            SSGA Funds Management, Inc.

The Fund returned 2.26% (Standard Share class with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell Midcap® Growth Index1 returned 7.33%.

The Russell Midcap Growth Index posted a slight positive return in fourth quarter of 2016, capping a year of modest positive performance. The index’s 2016 return belies a considerably tumultuous year, punctuated by a steep sell-off from early December 2015 to early February 2016 in the wake of the Federal Reserve’s first interest rate move higher, followed by a recovery into late June, only to sell off swiftly over a few days after the UK voted to exit the European Union. A strong move higher into early September rolled into an orderly sell-off in advance of the U.S. election in early November. A strong positive reaction to the election of Donald Trump as president and his policy intentions carried the market to highs into the close of the year.

Sectors that contributed positively to performance were energy, financials, materials, health care and industrials. Those sectors that made a negative contribution were technology, consumer discretionary and consumer staples. Utilities were neutral to performance. Cash detracted from performance. The Fund utilized equity index options as a portfolio hedge to protect against key macro events in the spring and fall, including the election in November. Put options were used as an alternative to raising cash, allowing the Fund to be protected without sacrificing potential upside. Portfolio hedging impacted the Fund to the negative. The Fund also utilized equity options on individual stocks as a means to gain exposure and generate premium income. This strategy included both written puts and purchased call options on a variety of stocks and impacted the portfolio to the positive.

The sector allocation effect was an important factor for performance, particularly given an overweight position in the energy sector, which was a very strong outperformer in both the Fund and the index. Stock selection in the technology sector was a detractor, where lack of ownership in NVIDIA Corp., which performed well for the index, was a significant opportunity cost. The currency effect on the Fund was a negative, primarily related to ownership of Burberry and the weakness of the British pound post Brexit. Burberry made an overall small positive contribution to portfolio performance last year, as the performance of the stock more than offset the currency impact.

The Fund continues to express a more economically constructive and optimistic view, with a more assertive pro-growth, less defensive stance. As of year-end, it was overweight the energy, technology, financials and health care sectors. Health care remains one of the higher growth sectors in the mid-cap growth universe. We were slightly underweight industrials, but intend to continue to allocate additional weight as we see an opportunity for many companies to benefit from a recovery in industrials demand as the energy patch recovers, in addition to benefitting from fiscal spend initiatives of the Trump administration. We were underweight the consumer discretionary, consumer staples, materials, real estate and telecommunications sectors as of year-end.

Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end. Small-and mid-cap stocks substantially outperformed large-caps. Among mid-caps, value strategies led growth by a significant margin. Within the Russell Midcap Growth Index, energy was by far the strongest performer during the period since the portfolio’s inception, followed by information technology and financials. Real estate and consumer staples lagged the broader index.

In consumer discretionary, our stock holdings outpaced their benchmark peers, and an underweight was also helpful. Burlington Stores consistently exceeded analyst estimates with growth in traffic, units per transaction, and conversion driving higher-than-expected same-store sales while higher markups and cost savings expanded margins.

Industrials and business services also boosted relative results, due to stock selection and a favorable overweight. The leading holding within the sector was United Continental. The largest passenger air carrier in the U.S. by revenue, United Continental received a boost from the news that the president of a competing airline would be moving to the firm, supporting the belief that United will be able to close a profit margin gap with its competitors. Shares also benefited from improved bookings and lower-than-expected non-fuel costs, which led to an improved year-end outlook.

Consumer staples was another area of relative strength, due to a beneficial underweight and stock choices. Stock positioning and a favorable overweight made financials a notable contributor as well. One standout name was SVB Financial Group, a bank specializing in venture capital. Shares traded higher as investment gains led to higher-than-expected earnings.

Information technology was an area of relative weakness, owing to stock choices and a detrimental underweight. Sabre and Tableau Software both detracted here. Sabre, which provides global distribution systems for the travel and tourism industry, fell as falling airline capacity and weak U.S. corporate bookings weighed on the company’s travel network business. A provider of data visualization and analytics software, Tableau Software fell after lowering its outlook due to weaker spending among its clients.

In the wake of Trump’s inauguration, we would not be surprised to see more market turbulence as the more controversial elements of his agenda work their way through the political process. We are also concerned about the effects of the extraordinary measures taken by regulators and central banks to depress interest rates. This shift in monetary policy has complicated the capital markets’ role in directing investment and led to greater risk taking. This is particularly true in the information technology sector, raising concerns that a number of large, privately funded companies in that market space may falter in the coming year.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

LVIP Blended Mid Cap Managed Volatility Fund–1

LVIP Blended Mid Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Portfolio Managers:
Lincoln Investment Advisors Corporation: Jay Shearon
Amritansh Tewary
Alex Zeng

Ivy Investment Management Company: Kimberly A. Scott
Nathan A. Brown

T. Rowe Price Associates, Inc.: Donald J. Easley

SSGA Funds Management, Inc.: Timothy Furbush
Lorne Johnson
Marin Lolic

Please be advised that the information contained in our commentary presents the views of our portfolio manager as of the most recent stated time period, which are subject to change based on market and other conditions. Performance information and other portfolio-related statistics are not derived from official fund records and have not been prepared with a view towards dissemination to the public, and therefore, may need to be revised or supplemented. Information contained therein about a fund’s portfolio holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Our legal review of the materials was limited to the accuracy of the information about T. Rowe Price, its affiliates, and the portfolios under the anti-fraud provisions of the federal securities laws. We have not reviewed the information or the presentation of this information for compliance with applicable SEC and FINRA Rules, which is the responsibility of the FINRA member distributing the securities.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Mid Cap Managed Volatility Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,312. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $21,255. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 2.26%
Five Years	+ 3.83%
Ten Years	+ 2.90%
Service Class Shares
One Year	+ 2.00%
Five Years	+ 3.57%
Inception (4/30/07)	+ 1.95%

1.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Blended Mid Cap Managed Volatility Fund–2

LVIP Blended Mid Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,034.50	0.78%	$3.99
Service Class Shares	1,000.00	1,033.30	1.03%	5.26

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.78%	$3.96
Service Class Shares	1,000.00	1,019.96	1.03%	5.23

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Blended Mid Cap Managed Volatility Fund–3

LVIP Blended Mid Cap Managed Volatility Fund

Security Type/SectorAllocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	91.04%
Aerospace & Defense	0.72%
Air Freight & Logistics	1.17%
Airlines	0.75%
Auto Components	1.09%
Automobiles	0.26%
Banks	2.68%
Beverages	0.57%
Biotechnology	3.93%
Building Products	1.61%
Capital Markets	4.48%
Chemicals	1.70%
Commercial Services & Supplies	0.90%
Communications Equipment	1.41%
Construction & Engineering	0.09%
Construction Materials	0.51%
Containers & Packaging	0.55%
Diversified Consumer Services	0.29%
Diversified Telecommunication Services	0.43%
Electrical Equipment	0.93%
Electronic Equipment, Instruments & Components	1.70%
Energy Equipment & Services	0.11%
Equity Real Estate Investment Trusts	1.68%
Food & Staples Retailing	1.17%
Food Products	3.46%
Gas Utilities	0.16%
Health Care Equipment & Supplies	5.07%
Health Care Providers & Services	2.50%
Health Care Technology	0.41%
Hotels, Restaurants & Leisure	2.52%
Household Durables	1.05%
Household Products	0.32%
Industrial Conglomerates	0.20%
Insurance	0.67%
Internet & Direct Marketing Retail	0.56%
Internet Software & Services	4.45%
IT Services	3.15%
Leisure Products	1.58%
Life Sciences Tools & Services	0.80%

Machinery	2.97%
Marine	0.06%
Media	0.38%
Metals & Mining	0.19%
Multiline Retail	0.68%
Multi-Utilities	0.12%
Oil, Gas & Consumable Fuels	2.86%
Pharmaceuticals	2.54%
Professional Services	2.14%
Real Estate Management & Development	0.15%
Road & Rail	0.56%
Semiconductors & Semiconductor Equipment	2.73%
Software	8.16%
Specialty Retail	7.24%
Textiles, Apparel & Luxury Goods	2.91%
Trading Companies & Distributors	1.72%
Master Limited Partnerships	0.38%
Money Market Fund	8.44%
Total Value of Securities	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Zoetis	1.87%
Intuitive Surgical	1.68%
Fastenal	1.66%
Electronic Arts	1.50%
Microchip Technology	1.42%
Tractor Supply	1.32%
ServiceNow	1.23%
CoStar Group	1.23%
Northern Trust	1.19%
CME Group	1.16%
Total	14.25%

IT-Information Technology

LVIP Blended Mid Cap Managed Volatility Fund–4

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–91.04%
Aerospace & Defense–0.72%
†DigitalGlobe	10,600	$303,690
Rockwell Collins	14,500	1,345,020
Textron	14,000	679,840
TransDigm Group	5,000	1,244,800

		3,573,350

Air Freight & Logistics–1.17%
CH Robinson Worldwide	7,400	542,124
Expeditors International of Washington	99,734	5,281,913

		5,824,037

Airlines–0.75%
Alaska Air Group	9,100	807,443
Allegiant Travel	1,700	282,880
Copa Holdings Class A	4,600	417,818
Southwest Airlines	18,300	912,072
†Spirit Airlines	5,800	335,588
†United Continental Holdings	13,600	991,168

		3,746,969

Auto Components–1.09%
BorgWarner	118,884	4,688,785
Delphi Automotive	11,100	747,585

		5,436,370

Automobiles–0.26%
Ferrari	6,900	401,166
Harley-Davidson	5,600	326,704
†Tesla Motors	2,700	576,963

		1,304,833

Banks–2.68%
BankUnited	13,100	493,739
Fifth Third Bancorp	16,900	455,793
First Republic Bank	62,303	5,740,598
†Signature Bank	31,067	4,666,263
†SVB Financial Group	6,700	1,150,122
Webster Financial	14,685	797,102

		13,303,617

Beverages–0.57%
Brown-Forman Class B	24,800	1,114,016
Constellation Brands Class A	2,200	337,282
Dr Pepper Snapple Group	13,900	1,260,313
†Monster Beverage	3,300	146,322

		2,857,933

Biotechnology–3.93%
†ACADIA Pharmaceuticals	119,502	3,446,438
†Agios Pharmaceuticals	3,800	158,574
†Alexion Pharmaceuticals	3,400	415,990
†Alkermes	92,094	5,118,584
†Alnylam Pharmaceuticals	4,000	149,760

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†BioMarin Pharmaceutical	55,496	$4,597,289
†Bluebird Bio	4,900	302,330
†Incyte	13,900	1,393,753
†Intercept Pharmaceuticals	2,100	228,165
†Ironwood Pharmaceuticals	29,900	457,171
†Neurocrine Biosciences	12,895	499,037
†Seattle Genetics	8,800	464,376
†TESARO	8,169	1,098,567
†Ultragenyx Pharmaceutical	3,200	224,992
†United Therapeutics	3,000	430,290
†Vertex Pharmaceuticals	7,400	545,158

		19,530,474

Building Products–1.61%
Allegion	19,100	1,222,400
AO Smith	53,373	2,527,212
Fortune Brands Home & Security	79,808	4,266,536

		8,016,148

Capital Markets–4.48%
CBOE Holdings	23,700	1,751,193
CME Group	49,922	5,758,503
†E*TRADE Financial	28,700	994,455
FactSet Research Systems	2,700	441,261
Financial Engines	9,100	334,425
Intercontinental Exchange	15,300	863,226
Invesco	7,200	218,448
Lazard Class A	23,800	977,942
MarketAxess Holdings	8,175	1,201,071
Moody’s	12,500	1,178,375
MSCI	8,400	661,752
Northern Trust	66,465	5,918,708
S&P Global	1,400	150,556
State Street	11,300	878,236
TD Ameritrade Holding	17,800	776,080
WisdomTree Investments	16,600	184,924

		22,289,155

Chemicals–1.70%
Air Products & Chemicals	5,300	762,246
Ashland Global Holdings	8,800	961,752
Celanese Class A	7,400	582,676
CF Industries Holdings	15,600	491,088
NewMarket	1,100	466,224
PolyOne	9,900	317,196
RPM International	22,900	1,232,707
Scotts Miracle-Gro Class A	19,225	1,836,949
Sherwin-Williams	5,000	1,343,700
Valvoline	22,200	477,300

		8,471,838

Commercial Services & Supplies–0.90%
†Copart	12,300	681,543

LVIP Blended Mid Cap Managed Volatility Fund–5

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
KAR Auction Services	21,000	$895,020
Ritchie Bros Auctioneers	11,600	394,400
Rollins	26,800	905,304
†Stericycle	7,600	585,504
Waste Connections	13,000	1,021,670

		4,483,441

Communications Equipment–1.41%
†F5 Networks	4,000	578,880
Harris	48,623	4,982,399
Motorola Solutions	5,500	455,895
†Palo Alto Networks	7,900	987,895

		7,005,069

Construction & Engineering–0.09%
Valmont Industries	3,000	422,700

		422,700

Construction Materials–0.51%
Eagle Materials	4,300	423,679
Vulcan Materials	16,800	2,102,520

		2,526,199

Containers & Packaging–0.55%
Ball	23,700	1,779,159
Sealed Air	21,200	961,208

		2,740,367

Diversified Consumer Services–0.29%
Service Corp. International	39,600	1,124,640
†Sotheby’s	8,500	338,810

		1,463,450

Diversified Telecommunication Services–0.43%
†SBA Communications Class A	20,800	2,147,808

		2,147,808

Electrical Equipment–0.93%
AMETEK	11,200	544,320
†Generac Holdings	67,054	2,731,780
Hubbell	3,900	455,130
†Sensata Technologies Holding	22,700	884,165

		4,615,395

Electronic Equipment, Instruments & Components–1.70%
Amphenol Class A	28,200	1,895,040
Cognex	5,900	375,358
†IPG Photonics	5,700	562,647
†Keysight Technologies	7,500	274,275
†Trimble	176,531	5,322,410

		8,429,730

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services–0.11%
Oceaneering International	18,900	$533,169

		533,169

Equity Real Estate Investment Trusts–1.68%
American Campus Communities	12,000	597,240
Crown Castle International	17,900	1,553,183
CubeSmart	17,700	473,829
Equinix	5,300	1,894,273
Federal Realty Investment Trust	4,800	682,128
Iron Mountain	19,700	639,856
MGM Growth Properties	23,100	584,661
SL Green Realty	6,200	666,810
Taubman Centers	7,600	561,868
VEREIT	80,009	676,876

		8,330,724

Food & Staples Retailing–1.17%
PriceSmart	3,400	283,900
†Sprouts Farmers Market	21,700	410,564
Whole Foods Market	166,155	5,110,928

		5,805,392

Food Products–3.46%
†Blue Buffalo Pet Products	131,792	3,168,280
Conagra Brands	17,800	703,990
Flowers Foods	29,500	589,115
†Hain Celestial Group	103,440	4,037,263
Hershey	14,200	1,468,706
JM Smucker	5,200	665,912
McCormick & Co	13,500	1,259,955
Mead Johnson Nutrition	17,000	1,202,920
Pinnacle Foods	13,300	710,885
Snyder’s-Lance	67,432	2,585,343
Tyson Foods Class A	12,900	795,672

		17,188,041

Gas Utilities–0.16%
Atmos Energy	10,900	808,235

		808,235

Health Care Equipment & Supplies–5.07%
†Align Technology	41,632	4,002,084
Cooper	8,200	1,434,426
CR Bard	5,100	1,145,766
DENTSPLY SIRONA	20,552	1,186,467
†Edwards Lifesciences	52,082	4,880,083
†Hologic.	38,600	1,548,632
†IDEXX Laboratories	11,500	1,348,605
†Intuitive Surgical	13,138	8,331,727
Teleflex	5,800	934,670
West Pharmaceutical Services	4,800	407,184

		25,219,644

LVIP Blended Mid Cap Managed Volatility Fund–6

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services–2.50%
†Acadia Healthcare	57,221	$1,894,015
AmerisourceBergen	14,400	1,125,936
†Centene	16,000	904,160
†DaVita	8,600	552,120
†Diplomat Pharmacy	46,212	582,271
†Envision Healthcare	6,811	431,043
†Henry Schein	7,500	1,137,825
Humana	2,200	448,866
†Laboratory Corp. of America Holdings	27,893	3,580,903
†MEDNAX	5,500	366,630
Universal Health Services Class B	7,100	755,298
†WellCare Health Plans	4,900	671,692

		12,450,759

Health Care Technology–0.41%
†athenahealth	1,900	199,823
†Cerner	16,500	781,605
†Medidata Solutions	6,500	322,855
†Veeva Systems Class A	18,600	757,020

		2,061,303

Hotels, Restaurants & Leisure–2.52%
Bloomin’ Brands	17,500	315,525
Brinker International	7,300	361,569
†Chipotle Mexican Grill	1,100	415,052
Choice Hotels International	9,100	510,055
Dunkin’ Brands Group	101,540	5,324,757
Extended Stay America	23,800	384,370
Hilton Worldwide Holdings	25,700	699,040
Marriott International Class A	13,600	1,124,448
†MGM Resorts International	35,000	1,009,050
†Norwegian Cruise Line Holdings	9,900	421,047
†Panera Bread Class A	2,100	430,689
Papa John’s International	6,500	556,270
Royal Caribbean Cruises	6,600	541,464
Wynn Resorts	5,000	432,550

		12,525,886

Household Durables–1.05%
Harman International Industries	2,500	277,900
†Mohawk Industries	5,100	1,018,368
Newell Brands	26,600	1,187,690
†NVR	480	801,120
PulteGroup	23,200	426,416
†Tempur Sealy International	8,700	594,036
†Toll Brothers	12,800	396,800
Whirlpool	2,900	527,133

		5,229,463

Household Products–0.32%
Church & Dwight	25,700	1,135,683
Clorox	3,900	468,078

		1,603,761

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Industrial Conglomerates–0.20%
Roper Technologies	5,500	$1,006,940

		1,006,940

Insurance–0.67%
Aon	6,300	702,639
FNF Group	36,500	1,239,540
Progressive	16,600	589,300
Willis Towers Watson	6,500	794,820

		3,326,299

Internet & Direct Marketing Retail–0.56%
†Ctrip.com International ADR	18,300	732,000
†Duluth Holdings	40,412	1,026,465
†Liberty Interactive Corp. QVC Group Class A	10,500	209,790
†TripAdvisor	4,100	190,117
†Vipshop Holdings ADR	28,500	313,785
†Wayfair Class A	9,000	315,450

		2,787,607

Internet Software & Services–4.45%
†Akamai Technologies	8,800	586,784
†CoStar Group	32,395	6,106,132
†GrubHub	124,465	4,682,373
†Match Group	31,300	535,230
MercadoLibre	25,482	3,978,759
†Pandora Media	329,319	4,294,320
†VeriSign	18,000	1,369,260
†Zillow Group	15,200	554,040

		22,106,898

IT Services–3.15%
Alliance Data Systems	4,900	1,119,650
†Black Knight Financial Services Class A	26,300	994,140
Booz Allen Hamilton Holding	18,100	652,867
†CoreLogic	24,800	913,384
CSRA	20,900	665,456
†EPAM Systems	7,200	463,032
Fidelity National Information Services	18,900	1,429,596
†Fiserv	22,000	2,338,160
†FleetCor Technologies	3,700	523,624
†Gartner	10,900	1,101,663
†Genpact	19,000	462,460
Global Payments	14,200	985,622
Paychex	9,500	578,360
Sabre	46,200	1,152,690
†Vantiv Class A	26,900	1,603,778
†WEX	5,900	658,440

		15,642,922

Leisure Products–1.58%
Mattel	108,013	2,975,758

LVIP Blended Mid Cap Managed Volatility Fund–7

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Leisure Products (continued)
Polaris Industries	59,076	$4,867,272

		7,843,030

Life Sciences Tools & Services–0.80%
Agilent Technologies	19,700	897,532
Bruker	11,900	252,042
†Illumina	7,378	944,679
†Mettler-Toledo International	2,943	1,231,822
†Quintiles IMS Holdings	8,700	661,635

		3,987,710

Machinery–2.97%
†Colfax	11,800	423,974
Donaldson	12,000	504,960
Flowserve	8,600	413,230
Fortive	10,500	563,115
Graco	10,800	897,372
IDEX	45,307	4,080,348
†Middleby	4,800	618,288
Nordson	4,000	448,200
PACCAR	6,800	434,520
Snap-on	5,200	890,604
Toro	12,100	676,995
†WABCO Holdings	4,100	435,215
Wabtec	40,037	3,323,872
Woodward	9,278	640,646
Xylem	8,800	435,776

		14,787,115

Marine–0.06%
†Kirby	4,400	292,600

		292,600

Media–0.38%
Interpublic Group	38,100	891,921
Omnicom Group	11,800	1,004,298

		1,896,219

Metals & Mining–0.19%
Carpenter Technology	4,400	159,148
Compass Minerals International	4,200	329,070
Silver Wheaton	24,500	473,340

		961,558

Multiline Retail–0.68%
Dollar General	28,000	2,073,960
†Dollar Tree	16,900	1,304,342

		3,378,302

Multi-Utilities–0.12%
NiSource	26,100	577,854

		577,854

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–2.86%
Cabot Oil & Gas	115,560	$2,699,482
†=Centennial Resource	8,036	150,546
Cimarex Energy	19,858	2,698,702
†Concho Resources	4,000	530,400
†Continental Resources	59,795	3,081,834
†Diamondback Energy	4,300	434,558
EQT	7,600	497,040
Noble Energy	75,460	2,872,008
Pioneer Natural Resources	3,000	540,210
Range Resources	8,800	302,368
Tesoro	5,000	437,250

		14,244,398

Pharmaceuticals–2.54%
†Akorn	8,000	174,640
†Catalent	14,200	382,832
†Endo International	14,500	238,815
†Horizon Pharma	15,300	247,554
†Jazz Pharmaceuticals	5,200	566,956
†Mallinckrodt	6,500	323,830
†Pacira Pharmaceuticals	43,520	1,405,696
Zoetis	173,488	9,286,813

		12,627,136

Professional Services–2.14%
Equifax	13,201	1,560,754
†IHS Markit	31,883	1,128,977
ManpowerGroup	5,600	497,672
Nielsen Holdings	24,000	1,006,800
Robert Half International	8,500	414,630
†TransUnion	25,400	785,622
†Verisk Analytics Class A	64,484	5,234,166

		10,628,621

Real Estate Management & Development–0.15%
Jones Lang LaSalle	7,500	757,800

		757,800

Road & Rail–0.56%
†Avis Budget Group	7,800	286,104
†Genesee & Wyoming	5,700	395,637
JB Hunt Transport Services	6,200	601,834
Kansas City Southern	6,600	560,010
Landstar System	3,400	290,020
†Old Dominion Freight Line	7,700	660,583

		2,794,188

Semiconductors & Semiconductor Equipment–2.73%
†Integrated Device Technology	14,100	332,196
KLA-Tencor	8,800	692,384
Maxim Integrated Products	75,284	2,903,704
Microchip Technology	109,759	7,041,040
†Microsemi	14,600	787,962

LVIP Blended Mid Cap Managed Volatility Fund–8

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions	14,200	$1,060,172
Xilinx	12,900	778,773

		13,596,231

Software–8.16%
Activision Blizzard	5,000	180,550
†ANSYS	39,366	3,640,961
†Atlassian	50,300	1,211,224
†Autodesk	8,400	621,684
†Electronic Arts	94,867	7,471,725
†Ellie Mae	29,530	2,471,070
†Fortinet	14,800	445,776
†Guidewire Software	61,539	3,035,719
Intuit	12,600	1,444,086
†Mobileye	96,555	3,680,677
†Proofpoint	6,300	445,095
†Red Hat	72,027	5,020,282
†ServiceNow	82,477	6,131,340
†Splunk	14,000	716,100
SS&C Technologies Holdings	23,300	666,380
†Tableau Software Class A	17,280	728,352
†Tyler Technologies	9,295	1,327,047
†Ultimate Software Group	2,400	437,640
†Workday Class A	11,300	746,817
†Zendesk	6,300	133,560

		40,556,085

Specialty Retail–7.24%
†AutoZone	2,635	2,081,097
Bed Bath & Beyond	78,864	3,205,033
†Burlington Stores	16,900	1,432,275
†CarMax	23,000	1,480,970
Dick’s Sporting Goods	15,100	801,810
DSW Class A	118,709	2,688,759
†Five Below	9,000	359,640
L Brands	18,400	1,211,456
†Michaels	35,000	715,750
†O’Reilly Automotive	7,400	2,060,234
†Restoration Hardware Holdings	4,300	132,010
Ross Stores	32,800	2,151,680
Signet Jewelers	9,200	867,192

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Tiffany & Co.	72,930	$5,646,970
Tractor Supply	86,624	6,566,965
†Ulta Salon Cosmetics & Fragrance	5,200	1,325,688
Williams-Sonoma	67,282	3,255,776

		35,983,305

Textiles, Apparel & Luxury Goods–2.91%
Burberry Group	147,493	2,721,102
Carter’s	9,700	837,983
Coach	26,500	928,030
Hanesbrands	89,400	1,928,358
†Kate Spade & Co.	157,803	2,946,182
†Lululemon athletica	61,505	3,997,210
PVH	9,700	875,328
Wolverine World Wide	9,600	210,720

		14,444,913

Trading Companies & Distributors–1.72%
Fastenal	175,810	8,259,554
WW Grainger	1,300	301,925

		8,561,479

Total Common Stock (Cost $425,748,202)		452,734,470

MASTER LIMITED PARTNERSHIPS–0.38%
Oaktree Capital Group	50,914	1,909,275

Total Master Limited Partnerships (Cost $2,358,175)		1,909,275

MONEY MARKET FUND–8.44%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	41,971,198	41,971,198

Total Money Market Fund (Cost $41,971,198)		41,971,198

TOTAL VALUE OF SECURITIES–99.86% (Cost $470,077,575)	496,614,943
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	672,029

NET ASSETS APPLICABLE TO 42,780,355 SHARES OUTSTANDING–100.00%	$497,286,972

NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($22,109,557 / 1,855,323 Shares)	$11.917

NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($475,177,415 / 40,925,032 Shares)	$11.611

LVIP Blended Mid Cap Managed Volatility Fund–9

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$512,663,700
Accumulated net realized loss on investments	(41,554,954)
Net unrealized appreciation of investments, foreign currencies, and derivatives	26,178,226

TOTAL NET ASSETS	$497,286,972

†	Non-income producing for the period.

«

Includes $1,592,098 cash collateral held at broker for futures contracts, $383,127 due to manager and affiliates, $3,615 expense reimbursement from Lincoln Investment Advisor Corporation, $761,258 payable for securities purchased and $78,196 payable for fund shares redeemed as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $150,546, which represents 0.03% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
43	E-mini Russell 2000 Index - Equity Contract	$ 2,951,125	$ 2,917,335	3/20/17	$ (33,790)
79	E-mini S&P 500 Index - Equity Contract	8,880,457	8,832,990	3/19/17	(47,467)
127	E-mini S&P MidCap 400 Index - Equity Contract	21,348,401	21,070,570	3/19/17	(277,831)

					$(359,088)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to Financial Statements..”

Summary of Abbreviations:

ADR–American Depository Receipt

IT–Information Technology

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund–10

LVIP Blended Mid Cap Managed Volatility Fund Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$3,217,730
Foreign tax withheld	(2,372)

3,215,358

EXPENSES:
Management fees	2,633,586
Distribution fees-Service Class	833,718
Accounting and administration expenses	139,221
Reports and statements to shareholders	106,167
Professional fees	85,240
Trustees’ fees and expenses	9,075
Custodian fees	8,407
Consulting fees	3,865
Pricing fees	1,964
Other	3,729

3,824,972
Less management fees waived	(167,950)

Total operating expenses	3,657,022

NET INVESTMENT LOSS	(441,664)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(26,121,944)
Foreign currencies	9,598
Foreign currency exchange contracts	(15,343)
Futures contracts	(15,951,825)
Options written	394,494
Options purchased	(548,271)

Net realized loss	(42,233,291)

Net change in unrealized appreciation (depreciation) of:
Investments	48,293,894
Foreign currencies	165
Futures contracts	356,351

Net change in unrealized appreciation (depreciation)	48,650,410

NET REALIZED AND UNREALIZED GAIN	6,417,119

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,975,455

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(441,664)	$(284,782)
Net realized gain (loss)	(42,233,291)	42,593,937
Net change in unrealized appreciation (depreciation)	48,650,410	(59,698,091)

Net increase (decrease) in net assets resulting from operations	5,975,455	(17,388,936)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	(558,433)	(264,768)
Service Class	(9,073,816)	(3,648,154)

	(9,632,249)	(3,912,922)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,273,669	9,087,501
Service Class	75,779,500	101,262,639
Net assets from merger*:
Standard Class	359,035	—
Service Class	127,021,238	—
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	558,433	264,768
Service Class	9,073,816	3,648,154

	216,065,691	114,263,062

Cost of shares redeemed:
Standard Class	(4,748,690)	(7,644,302)
Service Class	(39,500,463)	(44,461,299)

	(44,249,153)	(52,105,601)

Increase in net assets derived from capital share transactions	171,816,538	62,157,461

NET INCREASE IN NET ASSETS	168,159,744	40,855,603
NET ASSETS:
Beginning of year	329,127,228	288,271,625

End of year	$497,286,972	$329,127,228

Undistributed net investment income	$—	$—

*See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund–11

LVIP Blended Mid Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Year Ended
	12/31/16[1]	12/31/15[2]	12/31/14		12/31/13	12/31/12[3]

Net asset value, beginning of period	$11.968	$12.639	$13.635		$11.109	$10.431

Income (loss) from investment operations:
Net investment income (loss)[4]	0.013	0.018	(0.044)		(0.057)	(0.014)
Net realized and unrealized gain (loss)	0.251	(0.548)	(0.952)		2.800	0.692

Total from investment operations	0.264	(0.530)	(0.996)		2.743	0.678

Less dividends and distributions from:
Net realized gain	(0.315)	(0.141)	—		(0.217)	—

Total dividends and distributions	(0.315)	(0.141)	—		(0.217)	—

Net asset value, end of period	$11.917	$11.968	$12.639		$13.635	$11.109

Total return[5]	2.26%	(4.20% )	(7.31%	)	24.82%	6.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,110	$22,752	$22,489		$20,774	$16,610
Ratio of expenses to average net assets	0.79%	0.80%	0.84%		0.91%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.85%	0.86%		0.95%	1.02%
Ratio of net investment income (loss) to average net assets	0.11%	0.14%	(0.34%	)	(0.46% )	(0.13%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.06%	0.09%	(0.36%	)	(0.50% )	(0.20%	)
Portfolio turnover	103%	148%	149%		140%	231%

[1]

Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[3]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-adviser.

[4]	The average shares outstanding method has been applied for per share information.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund–12

LVIP Blended Mid Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Blended Mid Cap Managed Volatility Fund Service Class Year ended
	12/31/16[1]	12/31/15[2]	12/31/14		12/31/13	12/31/12[3]

Net asset value, beginning of period	$11.698	$12.388	$13.398		$10.946	$10.304

Income (loss) from investment operations:
Net investment loss[4]	(0.016)	(0.014)	(0.074)		(0.088)	(0.041)
Net realized and unrealized gain (loss)	0.244	(0.535)	(0.936)		2.757	0.683

Total from investment operations	0.228	(0.549)	(1.010)		2.669	0.642

Less dividends and distributions from:
Net realized gain	(0.315)	(0.141)	—		(0.217)	—

Total dividends and distributions	(0.315)	(0.141)	—		(0.217)	—

Net asset value, end of period	$11.611	$11.698	$12.388		$13.398	$10.946

Total return[5]	2.00%	(4.44% )	(7.55%	)	24.52%	6.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$475,177	$306,375	$265,783		$178,054	$42,985
Ratio of expenses to average net assets	1.04%	1.05%	1.09%		1.16%	1.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.09%	1.10%	1.11%		1.20%	1.27%
Ratio of net investment loss to average net assets	(0.14% )	(0.11% )	(0.59%	)	(0.71% )	(0.38%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.19% )	(0.16% )	(0.61%	)	(0.75% )	(0.45%	)
Portfolio turnover	103%	148%	149%		140%	231%

[1]

Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[3]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-adviser.

[4]	The average shares outstanding method has been applied for per share information.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund–13

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Mid Cap Managed Volatility Fund (formerly LVIP Ivy Mid Cap Growth Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available, are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expenses and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Blended Mid Cap Managed Volatility Fund –14

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all withholding taxes not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended December 31, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $90,241 for year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser(s), and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the average daily net assets of the Fund; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of average daily net assets in excess of $250 million.

Effective May 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% on the first $25 million of the Fund’s average daily net assets; 0.07% on the next $50 million; 0.02% on the next $225 million; 0.04% on the next $300 million; and 0.07% on the next $200 million of the Fund’s average daily net assets. When the Fund’s daily net assets exceed $800 million, the waiver amount is 0.22% of the first $25 million of the Fund’s average daily net assets; 0.17% on the next $50 million; 0.12% on the next $75 million; 0.02% on the next $100 million; and 0.07% in excess of $250 million of the Fund’s daily net assets. This agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2016, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.15% on the first $25 million of the Fund’s average daily net assets; 0.10% on the next $50 million; 0.05% on the next $225 million; 0.07% on the next $300 million; and 0.10% on the next $200 million of the Fund’s average daily net assets. When the Fund’s daily net assets exceeded $800 million, the waiver amount was 0.25% of the first $25 million of the Fund’s average daily net assets; 0.20% on the next $50 million; 0.15% on the next $75 million; 0.05% on the next $100 million; and 0.10% in excess of $250 million of the Fund’s daily net assets. LIAC voluntarily waived fees in the amount of $3,793 during the year to reduce Fund expenses. This voluntary waiver is not subject to recapture by LIAC and entails no obligation on the part of LIAC to waive additional amounts.

Effective December 9, 2016, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.77% of the average daily net assets for the Standard Class and 1.02% for the Service Class. This agreement will continue through at least December 9, 2018, and cannot be terminated before that date without mutual agreement of the Board and LIAC.

LVIP Blended Mid Cap Managed Volatility Fund –15

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Ivy Investment Management Company (“Ivy”) is responsible for managing a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Ivy a fee based on Ivy’s managed portion of the Fund’s average daily net assets. Effective February 8, 2016, T. Rowe Price Associates, Inc. (“T. Rowe Price”) is responsible for managing a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays T. Rowe Price a fee based on T. Rowe Price’s managed portion of the Fund’s average daily net assets. Effective May 1, 2016, SSGA Funds Management, Inc. (SSGA) is responsible for managing the Fund’s managed volatility strategy. Prior to May 1, 2016, LIAC was responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$17,975
Legal.	4,426

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $19,110 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $69,823 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class shares. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$3,615
Management fees payable to LIAC	279,226
Distribution fees payable to LFD	103,901

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$344,058,975
Sales	371,508,677

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$473,753,334

Aggregate unrealized appreciation	$46,263,398
Aggregate unrealized depreciation	(23,401,789)

Net unrealized appreciation	$22,861,609

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

LVIP Blended Mid Cap Managed Volatility Fund–16

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Common Stock
Aerospace & Defense	$ 3,573,350	$—	$ 3,573,350
Air Freight & Logistics	5,824,037	—	5,824,037
Airlines	3,746,969	—	3,746,969
Auto Components	5,436,370	—	5,436,370
Automobiles	1,304,833	—	1,304,833
Banks	13,303,617	—	13,303,617
Beverages	2,857,933	—	2,857,933
Biotechnology	19,530,474	—	19,530,474
Building Products	8,016,148	—	8,016,148
Capital Markets	22,289,155	—	22,289,155
Chemicals	8,471,838	—	8,471,838
Commercial Services & Supplies	4,483,441	—	4,483,441
Communications Equipment	7,005,069	—	7,005,069
Construction & Engineering	422,700	—	422,700
Construction Materials	2,526,199	—	2,526,199
Containers & Packaging	2,740,367	—	2,740,367
Diversified Consumer Services	1,463,450	—	1,463,450
Diversified Telecommunication Services	2,147,808	—	2,147,808
Electrical Equipment	4,615,395	—	4,615,395
Electronic Equipment, Instruments & Components.	8,429,730	—	8,429,730
Energy Equipment & Services	533,169	—	533,169
Equity Real Estate Investment Trusts	8,330,724	—	8,330,724
Food & Staples Retailing.	5,805,392	—	5,805,392
Food Products	17,188,041	—	17,188,041
Gas Utilities	808,235	—	808,235
Health Care Equipment & Supplies	25,219,644	—	25,219,644
Health Care Providers & Services	12,450,759	—	12,450,759
Health Care Technology	2,061,303	—	2,061,303
Hotels, Restaurants & Leisure	12,525,886	—	12,525,886
Household Durables	5,229,463	—	5,229,463
Household Products	1,603,761	—	1,603,761
Industrial Conglomerates	1,006,940	—	1,006,940
Insurance	3,326,299	—	3,326,299
Internet & Direct Marketing Retail	2,787,607	—	2,787,607
Internet Software & Services	22,106,898	—	22,106,898
IT Services.	15,642,922	—	15,642,922
Leisure Products	7,843,030	—	7,843,030
Life Sciences Tools & Services	3,987,710	—	3,987,710

LVIP Blended Mid Cap Managed Volatility Fund–17

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Machinery	$14,787,115	$—	$14,787,115
Marine	292,600	—	292,600
Media	1,896,219	—	1,896,219
Metals & Mining.	961,558	—	961,558
Multiline Retail	3,378,302	—	3,378,302
Multi-Utilities	577,854	—	577,854
Oil, Gas & Consumable Fuels	14,093,852	150,546	14,244,398
Pharmaceuticals	12,627,136	—	12,627,136
Professional Services	10,628,621	—	10,628,621
Real Estate Management & Development	757,800	—	757,800
Road & Rail	2,794,188	—	2,794,188
Semiconductors & Semiconductor Equipment	13,596,231	—	13,596,231
Software	40,556,085	—	40,556,085
Specialty Retail	35,983,305	—	35,983,305
Textiles, Apparel & Luxury Goods	14,444,913	—	14,444,913
Trading Companies & Distributors	8,561,479	—	8,561,479
Master Limited Partnerships	1,909,275	—	1,909,275
Money Market Fund	41,971,198	—	41,971,198

Total	$496,464,397	$150,546	$496,614,943

Futures Contracts	$(359,088)	$—	$(359,088)

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Long-term capital gains	$9,632,249	$164,509
Ordinary income	—	3,748,413

Total	$9,632,249	$3,912,922

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$512,663,700
Capital loss carryforward	(38,238,283)
Net unrealized appreciation	22,861,555

Net assets	$497,286,972

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales, mark-to-market of futures contracts and tax treatment of partnership investments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment of partnership investments and net operating loss. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$441,664	$(209,116)	$(232,548)

LVIP Blended Mid Cap Managed Volatility Fund–18

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$28,504,444	$9,733,839	$38,238,283

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	282,809	687,309
Service Class	6,651,102	7,919,901
Shares from merger:
Standard Class	29,486	—
Service Class	10,705,038	—
Shares issued upon reinvestment of dividends and distributions:
Standard Class	47,819	22,002
Service Class	796,927	310,164

	18,513,181	8,939,376

Shares redeemed:
Standard Class	(405,901)	(587,426)
Service Class	(3,419,105)	(3,493,408)

	(3,825,006)	(4,080,834)

Net increase	14,688,175	4,858,542

7. Fund Merger

As of the close of business on December 9, 2016, the Fund acquired all of the assets and liabilities of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund (“Acquired 1 Fund”) and all of the assets and liabilities of LVIP VIP Mid Cap Managed Volatility Portfolio (“Acquired 2 Fund”), each an open-end investment company, in exchange for the shares of the LVIP Blended Mid Cap Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Funds, by a taxable exchange, received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Funds prior to the Reorganization, as shown in the following table:

	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
Acquired 1 Fund - Standard Class	38,121	Standard Class	29,486	$359,035	0.773
Acquired 1 Fund - Service Class	4,443,068	Service Class	3,526,529	41,844,226	0.794
Acquired 2 Fund - Service Class	8,241,893	Service Class	7,178,509	85,177,012	0.871

The net assets of the Acquiring Fund before the acquisition were $381,191,455. The net assets of the Acquiring Fund immediately following the acquisition were $508,571,728.

LVIP Blended Mid Cap Managed Volatility Fund –19

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Fund Merger (continued)

If the acquisition had been completed on January 1, 2016, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2016, would have been as follows (unaudited):

Net investment income (loss)	$(594,023)	(a	)
Net realized income (loss)	(35,676,130)	(b	)
Net change in unrealized appreciation (depreciation)	53,778,253	(c	)

Net increase in net assets resulting from operations	$17,508,100

(a)$(441,664), as reported in the Statement of Operations, plus $203,957 Net investment income from Acquired 1 Fund and $(356,316) Net investment loss from Acquired 2 Fund pre-merger.

(b)$(42,233,291), as reported in the Statement of Operations, plus $2,308,245 Net realized income from Acquired 1 Fund and $4,248,916 Net realized income from Acquired 2 Fund pre-merger.

(c)$48,650,410, as reported in the Statement of Operations, plus $704,864 Net change in unrealized appreciation (depreciation) Acquired 1 Fund and $4,422,979 Net change in unrealized appreciation (depreciation) from Acquired 2 Fund pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 1 Fund and Acquired 2 Fund that have been included in the Fund’s statement of operations since December 12, 2016.

8. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts or foreign cross currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Blended Mid Cap Managed Volatility Fund –20

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

During the year ended December 31, 2016, the Fund used futures contract to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Options Contracts–During the year ended December 31, 2016, the Fund entered into options contracts in the normal course of pursuing its investment objectives and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2016, the Fund used options contracts including swaptions to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to adjust the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; selling put options to purchase the underlying security for the Fund at a price lower than the current market value of the security; and to receive premiums for writing options.

Transactions in options written during the year ended December 31, 2016 for the Fund were as follows:

Call Options	Number of Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	(865)	(156,282)
Options expired	392	85,788
Options terminated in closing sales transactions	473	70,494

Options outstanding at December 31, 2016	—	$—

Put Options	Number of Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	(4,147)	(420,358)
Options expired	551	107,473
Options terminated in closing sales transactions	3,596	312,885

Options outstanding at December 31, 2016	—	$—

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(359,088)

LVIP Blended Mid Cap Managed Volatility Fund –21

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(15,343)	$—
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(15,951,825)	356,351
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	394,494	—
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(548,271)	—

Total		$(16,120,945)	$356,351

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$8,937,448	$42,753,896
Foreign currency exchange contracts (average cost)	1,884	6,220
Options contracts (average notional value)	70,025	32,534

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2016, the Fund had no assets or liabilities that are subject to the offsetting provisions.

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are

LVIP Blended Mid Cap Managed Volatility Fund –22

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

9. Credit and Market Risk (continued)

illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements as disclosed above.

LVIP Blended Mid Cap Managed Volatility Fund –23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blended Mid Cap Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP Blended Mid Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Blended Mid Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Blended Mid Cap Managed Volatility Fund–24

LVIP Blended Mid Cap Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc.(“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance

LVIP Blended Mid Cap Managed Volatility Fund–25

LVIP Blended Mid Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

products and/or open-end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC had delegated day-to-day portfolio management of the Equity Sleeve to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board considered that returns were impacted by the negative contribution from the volatility management overlay, which is expected to underperform in choppy or bull market environments. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fee was within range of the median investment management fee of the Morningstar expense peer group, without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2017 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Ivy Investment Management Company (“Ivy”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Ivy under the subadvisory agreement. The Board reviewed the services provided by Ivy, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Ivy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters. The Board also considered that T. Rowe Price Associates, Inc. was added as an additional sub-adviser to the Fund effective February 2016.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid High Growth funds category and the Russell 2000 Daily Volatility Control 12% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one, three, five and ten year periods. The Board reviewed the Fund’s standard deviation for the three year period, and considered that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and above the standard deviation of the benchmark index. The Board considered LIAC’s comment that underperformance was primarily due to the negative contribution from the volatility management overlay. The Board also considered that T.Rowe Price Associates, Inc. was added as an additional sub-adviser to the Fund effective February 2016 for increased diversification. The Board concluded that the services provided by Ivy were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule, which contains breakpoints and noted that Ivy’s subadvisory fee schedule was the same as the fee schedule for one sub-advised fund with a similar investment strategy, higher than the fee schedule for one sub-advised fund with a similar investment strategy but larger assets under management and lower than the fee schedule for separately managed accounts and proprietary mutual funds with a similar investment strategies. The Board considered that LIAC compensates Ivy from its fees and that the subadvisory fee schedule was negotiated between LIAC and Ivy, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP Blended Mid Cap Managed Volatility Fund–26

LVIP Blended Mid Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability, Economies of Scale and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Ivy, an unaffiliated third party, and that LIAC compensates UBS from its fees. The Board reviewed materials provided by Ivy as to any additional benefits it receives and considered that Ivy uses soft dollars, which could benefit Ivy and its clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement are in the best interests of the Fund.

LVIP Blended Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Blended Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Blended Mid Cap Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Blended Mid Cap Managed Volatility Fund–30

LVIP Clarion Global Real Estate Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Clarion Global Real Estate Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Clarion Global Real Estate Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: CBRE Clarion Securities LLC

The Fund returned 1.18% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the FTSE EPRA/NAREIT Developed Index (net dividends)*, returned 4.06%.

The Markets

Global real estate stocks were modestly positive in a volatile year, returning 4.1%, outperforming global bonds but trailing global equities. Performance for the year was led by returns in the North American and the Asia-Pacific regions, up 7.0% and 5.6% respectively. Europe was the worst performing region, down 7.8%, stemming largely from the political and economic concerns after the surprise result of the Brexit vote in June for the U.K. to leave the European Union (EU). Major changes in economic outlook, evidenced by wide swings in interest rates, created a challenging market environment. A “growth scare” early in the year put into motion an intense search for dividend yield which persisted through much of the year. Geographies, sectors and companies with above-average dividend yield sharply outperformed in this environment, as growth expectations were discounted in exchange for the certainty of current return via the dividend. This search abated at the end of 2016 as the surprising U.S. election result has rekindled optimism for future U.S. economic growth along with expectations for higher inflation and interest rates. Financial markets extrapolated a Trump campaign platform which emphasized significant fiscal stimulus, including corporate and individual tax cuts, increased fiscal spending, and regulatory reform in healthcare and banking. Real estate stocks ultimately ended the year in positive territory as investors digested the “new news” of higher rates but also prospectively higher economic growth looking out to 2017, growth which ultimately will benefit demand for commercial property.

Improving economic growth and modestly increasing inflation should benefit real estate stocks. Given the weakness in real estate stocks during the fourth quarter, our conviction that property stocks will perform well over the next twelve months has only increased. The prospects for renewed and improved economic growth as the result of an aggressive mix of tax cuts and fiscal stimulus in the U.S. should increase tenant demand for commercial property and ultimately improve earnings growth of property companies. Monetary policy should tighten in the U.S., but remain more accommodative elsewhere. We expect over time an increased divergence between the economic prospects in the U.S. and elsewhere, particularly versus the important geographies of the euro zone and Japan, which will remain challenged to reach stated central bank inflation targets of 2%.

Near-term headwinds from higher interest rates are weighing on real estate stocks as they are perceived by many investors to be rate sensitive. With real estate companies trading at an 8% discount to our estimate of inherent real estate value of net asset value (NAV), and an implied capitalization rate approaching 6% globally, we believe this to be a misperception and the sell-off to be overdone.

We believe listed property company earnings should improve in this environment, with stable to improving occupancies and higher rents. While global risks have become more elevated in the aftermath of surprising political outcomes in 2016, we continue to believe any meaningful volatility creates a potential opportunity to buy high quality real estate companies with visible earnings at discounted prices. The spread between cap rates and 10-year sovereign bond yields additionally remains at wide levels despite the recent movement in interest rates and suggests that there is a further “cushion” should bond yields rise further.

Fund Performance and Benchmark Comparison:

The Portfolio’s negative relative performance was driven by two primary factors in 2016 that run contrary to our long-term historic track-record: 1) poor stock selection in North America, and 2) the asset allocation impact to our portfolio from the unexpected Brexit referendum vote, which negatively impacted our investments in Europe. North American stock selection accounted for over two-thirds of our relative underperformance for the year. Our North American stock selection was uncharacteristically poor and was driven by two primary factors: 1) outperformance of high dividend yielding stocks in the U.S. and Canada versus our fundamental approach of owning attractively valued stocks that offer good earnings growth prospects;2) an overweight concentration in high quality, coastal apartment stocks. Approximately one-quarter of our underperformance in 2016 was related to our European allocation. European stock selection suffered as a result of the unexpected result of the Brexit referendum vote. We were approximately 1.0% overweight the U.K. property sector the day before the Brexit vote and, within our U.K. overweight, were overweight London-centric office companies, which suffered the most following the vote. Contributors to relative performance during the year included the value added from an overweight to the outperforming U.S. market as well as positive asset allocation in the Asia-Pacific region, led by the contribution from positioning in the Hong Kong market. Despite this year’s difficult relative performance, we remain staunch believers that real estate investing for long-term success requires a focus on total return (i.e., yield and growth). Fundamentals do matter and performance is a function of property fundamentals and valuation.

We favor the U.S. and prefer attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. We are overweight where sectors and stocks where we are positive on the fundamentals and the valuations seem reasonable to cheap, and we are underweight where fundamentals are weak and valuations are not cheap to justify poor fundamentals. We tend to favor class-A mall companies, industrial, technology, office and residential companies; we are more selective in the self-storage, healthcare, net lease and hotel sectors. We are neutral on shopping centers. Residential stocks underperformed in 2016 in the face of supply concerns in coastal markets and decelerating top-line growth but are reaching more attractive valuations with still robust absolute growth. Class-A mall stocks have been oversold on on-line shopping concerns and we believe offer good value at these levels. We remain selective on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. We favor companies which offer growth in an economic environment which will see fiscal stimulus, increased consumer spending and higher rates of inflation.

In the Asia-Pacific region, we like Australia and Japan. Australian investments have benefited from an attractive combination of yield and growth, plus mergers and acquisitions activity which has recently increased given wide access to attractively priced capital by quality institutional

LVIP Clarion Global Real Estate Fund–1

LVIP Clarion Global Real Estate Fund

2016 Annual Report Commentary (unaudited) (continued)

investors, including listed real estate companies. In Japan, we prefer companies with exposure to the Tokyo office market, which continues to experience improved rental growth as vacancies have reached the 4% threshold at which landlords enjoy increasing pricing power, particularly with an increase in inflation expectations. We also like Japanese retail in urban locations, which have benefited from strong inbound tourism and consumer spending as well as J-REITs with access to robust acquisition pipelines from their sponsors. We remain cautious in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, housing policy risk and the headwinds from rising interest rates.

We are cautious about EMEA. Property companies in the U.K. have continued to be subject to elevated macro-economic risk because of Brexit. Given continued uncertainty surrounding the future economic and political relationship between the U.K. and E.U., and issues surrounding where we are in the economic and real estate cycles, we believe cautious positioning is appropriate in the U.K.

We believe the Continental European listed property companies have generally steady business models but will come under pressure in the face of increased political risk in the coming year. We consider our positions in the German residential and dominant European mall companies to be more defensive and, therefore, more desirable in this uncertain environment, although the Continent will see increased political risk in the coming year as the result of elections in a number of important countries including the Netherlands, France, Italy and Germany. With increased anti-globalization sentiment in many of these countries, we believe election outcomes will be subject to increased unpredictability. We remain selective on the office markets in Paris and on the Continent.

The portfolio did not hold any derivative instruments during the period.

Thank you for your continued faith and confidence.

Portfolio Managers: CBRE Clarion Securities LLC:	T. Ritson Ferguson
Steven D. Burton
Joseph P. Smith

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 4/30/07 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Clarion Global Real Estate Fund shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,217 for the Standard Class shares and decreased to $9,974 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,835. Earnings from a variable annuity investment compound tax-free until withdrawn, sonoadjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 1.18%
Five Year	+ 7.95%
Inception (4/30/07)	+ 0.22%
Service Class Shares
One Year	+ 0.94%
Five Year	+ 7.69%
Inception (4/30/07)	– 0.03%

*

The FTSE EPRA/NAREIT Developed Index (net dividends) is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

LVIP Clarion Global Real Estate Fund–2

LVIP Clarion Global Real Estate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$ 946.50	0.74%	$3.62
Service Class Shares	1,000.00	945.30	0.99%	4.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.74%	$3.76
Service Class Shares	1,000.00	1,020.16	0.99%	5.03

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Clarion Global Real Estate Fund–3

LVIP Clarion Global Real Estate Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Security Type/Country	Percentage of Net Assets
Common Stock	97.81%
Australia	7.42%
France	6.63%
Germany	2.15%
Hong Kong	4.45%
Japan	13.37%
Netherlands	0.86%
Singapore	0.44%
Spain	0.22%
Sweden	0.79%
United Kingdom	4.42%
United States	57.06%
Money Market Fund	1.65%
Total Value of Securities	99.46%
Receivables and Other Assets Net of Liabilities	0.54%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Diversified Real Estate Activities	9.25%
Diversified REITs	10.65%
Health Care REITs	5.21%
Hotel & Resort REITs	2.86%
Industrial REITs	8.52%
Office REITs	12.49%
Real Estate Development	0.93%
Real Estate Operating Companies	3.15%
Residential REITs	10.16%
Retail REITs	26.02%
Specialized REITs	8.57%
Total	97.81%

REITs - Real Estate Investment Trusts

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Simon Property Group	5.05%
Vornado Realty Trust	3.15%
General Growth Properties	3.12%
Prologis	2.96%
Mitsui Fudosan	2.72%
Welltower	2.71%
Equity Residential	2.68%
Avalonbay Communities	2.57%
Klepierre	2.49%
Digital Realty Trust	2.44%
Total	29.89%

LVIP Clarion Global Real Estate Fund–4

LVIP Clarion Global Real Estate Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–97.81%
Australia–7.42%
†=BGP Holdings	4,536,115	$0
Dexus Property Group	316,057	2,194,154
Goodman Group	869,084	4,471,754
GPT Group	1,193,362	4,331,784
Mirvac Group	3,477,520	5,345,346
Scentre Group	2,730,026	9,141,372
Westfield	604,623	4,092,740

		29,577,150

France–6.63%
Gecina	43,029	5,953,959
ICADE	16,214	1,157,017
Klepierre	252,710	9,934,337
Unibail-Rodamco	39,394	9,402,890

		26,448,203

Germany–2.15%
Deutsche Wohnen	59,748	1,876,749
†LEG Immobilien	85,893	6,672,647

		8,549,396

∎Hong Kong–4.45%
Cheung Kong Property Holdings	605,000	3,709,814
Link REIT	889,700	5,782,562
Sun Hung Kai Properties	652,900	8,251,235

		17,743,611

Japan–13.37%
Daito Trust Construction	28,200	4,241,763
GLP J-Reit	1,505	1,733,245
Invincible Investment	2,351	1,060,087
Japan Real Estate Investment	61	332,466
Japan Retail Fund Investment	2,542	5,145,987
Kenedix Office Investment	691	3,973,065
Mitsubishi Estate	452,800	9,017,258
Mitsui Fudosan	469,200	10,859,345
Mori Hills REIT Investment	2,024	2,734,456
Nippon Prologis REIT	3,046	6,226,219
Orix JREIT	2,213	3,493,463
Sumitomo Realty & Development	169,000	4,491,243

		53,308,597

Netherlands–0.86%
Eurocommercial Properties CVA	53,099	2,044,906
NSI	364,256	1,374,611

		3,419,517

Singapore–0.44%
Ascendas Real Estate Investment Trust	590,700	925,932
Mapletree Commercial Trust	860,118	828,550

		1,754,482

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Spain–0.22%
Hispania Activos Inmobiliarios SOCIMI	74,305	$875,641

		875,641

Sweden–0.79%
Fabege	46,998	768,117
Hufvudstaden Class A	150,750	2,381,064

		3,149,181

United Kingdom–4.42%
Derwent London	23,251	794,304
Great Portland Estates	193,429	1,593,583
Hammerson	447,752	3,161,869
Land Securities Group	618,146	8,120,821
Safestore Holdings	249,568	1,076,487
Segro	358,351	2,023,115
UNITE Group	115,771	864,618

		17,634,797

United States–57.06%
Alexandria Real Estate Equities	42,900	4,767,477
American Campus Communities	68,300	3,399,291
American Homes 4 Rent Class A	80,700	1,693,086
AvalonBay Communities	57,865	10,250,785
Boston Properties	15,600	1,962,168
Crown Castle International	27,600	2,394,852
CubeSmart	105,530	2,825,038
DCT Industrial Trust	100,150	4,795,182
DDR	362,900	5,541,483
Digital Realty Trust	98,900	9,717,914
Duke Realty	75,400	2,002,624
Equity Residential	165,950	10,680,542
Gaming and Leisure Properties	183,000	5,603,460
General Growth Properties	497,600	12,430,048
HCP	107,800	3,203,816
Healthcare Realty Trust	114,800	3,480,736
Healthcare Trust of America Class A	111,957	3,259,068
Highwoods Properties	53,550	2,731,586
Host Hotels & Resorts	428,600	8,074,824
Kilroy Realty	67,700	4,956,994
Kimco Realty	353,430	8,892,299
Paramount Group	153,100	2,448,069
Prologis	223,690	11,808,595
Public Storage	43,300	9,677,550
QTS Realty Trust Class A	57,900	2,874,735
Regency Centers	104,700	7,219,065
Simon Property Group	113,300	20,130,004
SL Green Realty	85,900	9,238,545
Spirit Realty Capital	434,924	4,723,275
Sun Communities	88,600	6,787,646
Sunstone Hotel Investors	219,466	3,346,857
UDR	181,300	6,613,824
VEREIT	780,700	6,604,722
Vornado Realty Trust	120,181	12,543,291

LVIP Clarion Global Real Estate Fund–5

LVIP Clarion Global Real Estate Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United States (continued)
Welltower	161,600	$10,815,888

		227,495,339

Total Common Stock (Cost $316,119,705)		389,955,914

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–1.65%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	6,554,867	$6,554,867

Total Money Market Fund (Cost $6,554,867)		6,554,867

TOTAL VALUE OF SECURITIES–99.46% (Cost $322,674,572)	396,510,781
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.54%	2,159,963

NET ASSETS APPLICABLE TO 44,299,205 SHARES OUTSTANDING–100.00%	$398,670,744

NET ASSET VALUE PER SHARE–LVIP CLARION GLOBAL REAL ESTATE FUND STANDARD CLASS ($288,332,869 / 31,952,464 Shares)	$9.024

NET ASSET VALUE PER SHARE–LVIP CLARION GLOBAL REAL ESTATE FUND SERVICE CLASS ($110,337,875 / 12,346,741 Shares)	$8.937

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$392,619,467
Distributions in excess of net investment income	(3,150,509)
Accumulated net realized loss on investments	(64,610,449)
Net unrealized appreciation of investments and foreign currencies	73,812,235

Total net assets	$398,670,744

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

† Non-income producing for the period.

«	Includes $681,438 payable for fund shares redeemed, $39,267 payable for securities purchased and $251,036 due to manager and affiliates as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:

CVA–Dutch Certificate

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–6

LVIP Clarion Global Real Estate Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$12,154,644
Foreign tax withheld	(524,442)

11,630,202

EXPENSES:
Management fees	2,783,763
Distribution fees-Service Class	282,779
Accounting and administration expenses	99,715
Professional fees	52,528
Custodian fees	34,411
Reports and statements to shareholders	33,257
Pricing fees	10,726
Trustees’ fees and expenses	10,687
Consulting fees	1,819
Other	4,356

Total operating expenses	3,314,041

NET INVESTMENT INCOME	8,316,161

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	16,013,570
Foreign currencies	40,268
Foreign currency exchange contracts	(163,023)

Net realized gain	15,890,815

Net change in unrealized appreciation (depreciation) of:
Investments	(19,475,644)
Foreign currencies	(21,388)

Net change in unrealized appreciation (depreciation)	(19,497,032)

NET REALIZED AND UNREALIZED LOSS	(3,606,217)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,709,944

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,316,161	$8,329,286
Net realized gain (loss)	15,890,815	(2,795,896)
Net change in unrealized appreciation (depreciation)	(19,497,032)	(23,802,434)

Net increase (decrease) in net assets resulting from operations	4,709,944	(18,269,044)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(11,714,362)	(9,545,336)
Service Class	(4,403,187)	(3,424,340)

	(16,117,549)	(12,969,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	41,355,524	67,562,516
Service Class	17,028,438	29,901,969
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	11,714,362	9,545,336
Service Class	4,403,187	3,424,340

	74,501,511	110,434,161

Cost of shares redeemed:
Standard Class	(53,606,567)	(213,201,932)
Service Class	(25,877,324)	(28,865,950)

	(79,483,891)	(242,067,882)

Decrease in net assets derived from capital share transactions	(4,982,380)	(131,633,721)

NET DECREASE IN NET ASSETS	(16,389,985)	(162,872,441)
NET ASSETS:
Beginning of year	415,060,729	577,933,170

End of year	$398,670,744	$415,060,729

Undistributed (Distributions in excess of) net investment income	$(3,150,509)	$621,164

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–7

LVIP Clarion Global Real Estate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Standard Class Year Ende.d
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12[1]

Net asset value, beginning of period	$9.306	$9.732	$8.778	$8.497	$6.815

Income (loss) from investment operations:
Net investment income[2]	0.203	0.157	0.212	0.156	0.148
Net realized and unrealized gain (loss)	(0.089)	(0.288)	1.000	0.125	1.534

Total from investment operations	0.114	(0.131)	1.212	0.281	1.682

Less dividends and distributions from:
Net investment income	(0.396)	(0.295)	(0.258)	—	—

Total dividends and distributions	(0.396)	(0.295)	(0.258)	—	—

Net asset value, end of period	$9.024	$9.306	$9.732	$8.778	$8.497

Total return[3]	1.18%	(1.22% )	13.89%	3.31%	24.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$288,333	$297,101	$459,143	$359,296	$254,075
Ratio of expenses to average net assets	0.75%	0.74%	0.73%	0.77%	0.84%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.74%	0.81%	1.03%	1.07%
Ratio of net investment income to average net assets	2.14%	1.61%	2.25%	1.77%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.14%	1.61%	2.17%	1.51%	1.68%
Portfolio turnover	45%	51%	33%	40%	120%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–8

LVIP Clarion Global Real Estate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12[1]

Net asset value, beginning of period	$9.219	$9.643	$8.681	$8.425	$6.773

Income (loss) from investment operations:
Net investment income[2]	0.177	0.130	0.186	0.133	0.127
Net realized and unrealized gain (loss)	(0.086)	(0.283)	0.989	0.123	1.525

Total from investment operations	0.091	(0.153)	1.175	0.256	1.652

Less dividends and distributions from:
Net investment income	(0.373)	(0.271)	(0.213)	—	—

Total dividends and distributions	(0.373)	(0.271)	(0.213)	—	—

Net asset value, end of period	$8.937	$9.219	$9.643	$8.681	$8.425

Total return[3]	0.94%	(1.47% )	13.60%	3.04%	24.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$110,338	$117,960	$118,790	$112,568	$106,546
Ratio of expenses to average net assets	1.00%	0.99%	0.98%	1.02%	1.09%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.99%	1.06%	1.28%	1.32%
Ratio of net investment income to average net assets	1.89%	1.36%	2.00%	1.52%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.89%	1.36%	1.92%	1.26%	1.43%
Portfolio turnover	45%	51%	33%	40%	120%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–9

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Clarion Global Real Estate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Clarion Global Real Estate Fund–10

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $28,951 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.73% of the first $250 million of the average net assets of the Fund; and 0.63% of the average net assets of the Fund in excess of $250 million.

CBRE Clarion Securities LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$21,012
Legal	5,204

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $25,048 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$228,201
Distribution fees payable to LFD	22,835

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Clarion Global Real Estate Fund–11

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$177,938,471
Sales	191,179,920

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$345,423,227

Aggregate unrealized appreciation	$85,821,113
Aggregate unrealized depreciation	(34,733,559)

Net unrealized appreciation	$51,087,554

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Common Stock	$389,955,914
Money Market Fund	6,554,867

Total	$396,510,781

The value of Level 3 investments was zero at the end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Clarion Global Real Estate Fund–12

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$16,117,549	$12,969,676

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$392,619,467
Undistributed ordinary income	2,996,148
Capital loss carryforwards	(48,008,451)
Net unrealized appreciation	51,063,580

Net assets	$398,670,744

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, partnership income, tax treatment of unrealized gain on passive foreign investment companies (PFICs) and tax treatment of unrealized gain on positions no longer deemed to be PFICs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, expiring capital loss carryforwards and PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$4,029,715	$19,627,308	$(23,657,023)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$43,681,858	$4,326,593	$—	$48,008,451

*Capital Loss Carryovers with no expiration must be utilized first.

For federal income tax purposes, $6,542,305 of capital loss carryforwards was utilized and $23,657,023 expired in 2016.

LVIP Clarion Global Real Estate Fund–13

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	4,431,674	6,919,549
Service Class	1,830,087	3,080,807
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,274,880	1,061,684
Service Class	483,455	386,122

	8,020,096	11,448,162

Shares redeemed:
Standard Class	(5,680,568)	(23,235,686)
Service Class	(2,761,873)	(2,990,230)

	(8,442,441)	(26,225,916)

Net decrease	(422,345)	(14,777,754)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(163,023)	$—

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$413,634	$339,644

LVIP Clarion Global Real Estate Fund–14

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Clarion Global Real Estate Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Clarion Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Clarion Global Real Estate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Clarion Global Real Estate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Clarion Global Real Estate Fund–16

LVIP Clarion Global Real Estate Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews.The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Clarion Global Real Estate Fund–17

LVIP Clarion Global Real Estate Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and CBRE Clarion Securities LLC (“CBRE Clarion”) on behalf of the LVIP Clarion Global Real Estate Fund, the Board considered the nature, extent and quality of services provided by CBRE Clarion under the subadvisory agreement. The Board reviewed the services provided by CBRE Clarion, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of CBRE Clarion. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed NR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered that CBRE Clarion assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012. The Board considered LIAC’s comments that underperformance was primarily attributable to the subadviser’s stock selection in Japan and the Asia Pacific region in general. The Board also noted LIAC’s statement that it remains comfortable with CBRE Clarion’s management team, investment philosophy and portfolio positioning. The Board concluded that the services provided by CBRE Clarion were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, compared to the management fees of similar real estate funds for which CBRE serves as subadviser and noted that the Fund’s fee was within range of the fees of the comparable funds. The Board considered that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding CBRE Clarion’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party, and that LIAC compensates CBRE Clarion from its fees. The Board reviewed materials provided by CBRE Clarion as to any additional benefits it receives and noted that CBRE Clarion receives soft dollar benefits and may benefit indirectly due to publicity given the Fund’s profile.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Clarion Global Real Estate Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past FiveYears	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Clarion Global Real Estate Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Clarion Global Real Estate Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Clarion Global Real Estate Fund–21

LVIP ClearBridge Large Cap Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP ClearBridge Large Cap Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge Large Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: SSGA Funds Management, Inc.

The Fund returned 3.78% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index1 returned 11.96% during the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund is composed of underlying funds that invest predominantly in large cap stocks. While 2016 was generally a positive year for domestic equities in aggregate, the underlying funds’ growth oriented positioning, specifically an overweight to the underperforming Health Care sector, detracted from the Fund’s performance.

Fund performance was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:

Lincoln Investment Advisors Corporation:	Jay Shearon Amritansh Tewary Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush Lorne Johnson Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge Large Cap Managed Volatility Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,722 for the Standard Class shares and to $9,665 for the Service Class shares. For comparison, look at how the S&P500® Index did over the same period. The same $10,000 investment would have increased to $11,137. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP ClearBridge Large Cap Managed Volatility Fund–1

LVIP ClearBridge Large Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 3.78%
Inception (5/1/15)	– 1.68%
Service Class Shares
One Year	+ 3.42%
Inception (5/1/15)	– 2.02%

1.	The S&P 500® Index is a broad based measurement of changes in stock marketconditions based on average performance of 500 widely held U.S. common stocks.

LVIP ClearBridge Large Cap Managed Volatility Fund–2

LVIP ClearBridge Large Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,044.30	0.10%	$0.51
Service Class Shares	1,000.00	1,042.50	0.45%	2.31

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.63	0.10%	$0.51
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP ClearBridge Large Cap Managed Volatility Fund–3

LVIP ClearBridge Large Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.85%
Equity Funds	93.00%
Money Market Fund	6.85%
Total Value of Securities	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%

LVIP ClearBridge Large Cap Managed Volatility Fund–4

LVIP ClearBridge Large Cap Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.85%
Equity Funds–93.00%
ClearBridge® –
Variable Aggressive Growth Portfolio	1,357,337	$34,042,000
Variable Appreciation Portfolio	934,314	34,298,660
*QS Batterymarch® – U.S. Large Cap Equity Fund	507,810	8,500,737
*QS Batterymarch Insurance Series® – Global Dividend Fund	742,034	8,592,754

		85,434,151

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.85%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	6,297,663	$6,297,663

		6,297,663

Total Investment Companies (Cost $92,343,032)		91,731,814

TOTAL VALUE OF SECURITIES–99.85% (Cost $92,343,032)	91,731,814
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	135,920

NET ASSETS APPLICABLE TO 9,851,749 SHARES OUTSTANDING–100.00%	$91,867,734

*	Institutional Class shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1	British Pound - Currency Contract	$ 78,866	$77,238	3/13/17	$ (1,628)
39	E-mini S&P 500 Index - Equity Contract	4,372,866	4,360,590	3/19/17	(12,276)
3	E-mini S&P MidCap 400 Index - Equity Contract	505,672	497,730	3/19/17	(7,942)
1	Euro - Currency Contract	132,462	132,175	3/14/17	(287)
7	Euro STOXX 50 Index - Equity Contract	234,092	241,467	3/18/17	7,375
1	FTSE 100 Index - Equity Contract	84,750	86,884	3/20/17	2,134
1	Japanese Yen - Currency Contract	110,097	107,463	3/13/17	(2,634)
1	Nikkei 225 Index (OSE) - Equity Contract	155,813	163,423	3/10/17	7,610

					$ (7,648)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–5

LVIP ClearBridge Large Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments, at value	$91,731,814
Cash	1,297
Cash collateral held at broker for futures contracts	217,260
Receivable for fund shares sold	50,036
Foreign currencies collateral held at broker, at value	19,135
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	3,319
Dividends receivable from investments	1,565

TOTAL ASSETS	92,024,426

LIABILITIES:
Payable for investments purchased	92,432
Due to manager and affiliates	29,133
Accounting and administration expenses payable	10,000
Professional fees payable	9,908
Net unrealized depreciation on futures contracts	7,648
Payable for fund shares redeemed	4,406
Other accrued expenses payable	1,760
Foreign currencies due to custodian	1,405

TOTAL LIABILITIES	156,692

TOTAL NET ASSETS	$91,867,734

Investments, at cost	$92,343,032

Foreign currencies collateral held at broker, at cost	$19,135

Standard Class:
Net Assets	$935,466
Shares Outstanding	100,317
Net Asset Value Per Share	$9.325

Service Class:
Net Assets	$90,932,268
Shares Outstanding	9,751,432
Net Asset Value Per Share	$9.325

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$92,473,168
Undistributed net investment income	2,869
Accumulated net realized gain on investments	10,572
Net unrealized depreciation of investments, foreign currencies and derivatives	(618,875)

TOTAL NET ASSETS	$91,867,734

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–6

LVIP ClearBridge Large Cap Managed

Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from investment companies	$981,546

EXPENSES:
Management fees	537,536
Distribution fees-Service Class	269,971
Accounting and administration expenses	46,655
Professional fees	22,273
Reports and statements to shareholders	18,860
Consulting fees	3,697
Custodian fees	2,690
Trustees’ fees and expenses	1,937
Pricing fees	209
Other	626

904,454
Less management fees waived	(520,705)
Less expenses reimbursed	(35,875)

Total operating expenses	347,874

NET INVESTMENT INCOME	633,672

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	2,524,897
Sale of investments in investment companies	(645,393)
Foreign currency exchange contracts	7,806
Futures contracts	(1,743,339)

Net realized gain	143,971

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	2,773,660
Foreign currencies	(9)
Futures contracts	33,363

Net change in unrealized appreciation (depreciation)	2,807,014

NET REALIZED AND UNREALIZED GAIN	2,950,985

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,584,657

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed

Volatility Fund

Statements of Changes in Net Assets

	Year	5/1/15*
	Ended	to
	12/31/16	12/31/2015

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$633,672	$317,639
Net realized gain	143,971	1,817,030
Net change in unrealized appreciation (depreciation)	2,807,014	(3,425,889)

Net increase (decrease) in net assets resulting from operations	3,584,657	(1,291,220)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(10,163)	(2,537)
Service Class	(699,874)	(330,019)
Net realized gain:
Standard Class	(18,782)	—
Service Class	(1,842,424)	—

	(2,571,243)	(332,556)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	580,391	404,254
Service Class	38,792,727	60,709,674
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	28,945	2,537
Service Class	2,542,298	330,019

	41,944,361	61,446,484

Cost of shares redeemed:
Standard Class	(88,640)	(3,638)
Service Class	(7,986,778)	(2,833,693)

	(8,075,418)	(2,837,331)

Increase in net assets derived from capital share transactions	33,868,943	58,609,153

NET INCREASE IN NET ASSETS	34,882,357	56,985,377
NET ASSETS:
Beginning of year	56,985,377	—

End of year	$91,867,734	$56,985,377

Undistributed net investment income .	$2,869	$943

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–7

LVIP ClearBridge Large Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	Year Ended 12/31/16[1]	5/1/15[2] to 12/31/15

Net asset value, beginning of period	$ 9.290	$ 10.000

Income (loss) from investment operations:
Net investment income[3]	0.107	0.142
Net realized and unrealized gain (loss)	0.240	(0.774)
Total from investment operations	0.347	(0.632)

Less dividends and distributions from:
Net investment income	(0.105)	(0.078)
Net realized gain	(0.207)	—
Total dividends and distributions	(0.312)	(0.078)

Net asset value, end of period	$ 9.325	$ 9.290

Total return[4]	3.78%	(6.33%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 936	$ 396
Ratio of expenses to average net assets[5]	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.81%	0.98%
Ratio of net investment income to average net assets	1.16%	2.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	1.36%
Portfolio turnover	9%	3%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–8

LVIP ClearBridge Large Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
	Year Ended 12/31/161	5/1/15[2] to 12/31/15

Net asset value, beginning of period	$ 9.291	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.075	0.120
Net realized and unrealized gain (loss)	0.238	(0.774)
Total from investment operations	0.313	(0.654)

Less dividends and distributions from:
Net investment income	(0.072)	(0.055)
Net realized gain	(0.207)	—

Total dividends and distributions	(0.279)	(0.055)

Net asset value, end of period	$ 9.325	$ 9.291

Total return[4]	3.42%	(6.54%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,932	$56,589
Ratio of expenses to average net assets[5]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.16%	1.33%
Ratio of net investment income to average net assets	0.81%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.10%	1.01%
Portfolio turnover	9%	3%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–9

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers, primarily ClearBridge Funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (year ended December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP ClearBridge Large Cap Managed Volatility Fund–10

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.69% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. Effective May 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.66% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, the waiver was 0.69% of the average daily net assets of the Fund.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$4,266
Legal	936

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,867 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $11,991 for the year ended December 31, 2016.

The Fund currently offers two classes of shares; the Standard Class and the Service Class. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12-b1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$3,319
Management fees payable to LIAC	2,321
Distribution fees payable to LFD	26,812

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP ClearBridge Large Cap Managed Volatility Fund–11

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$37,067,882
Sales	6,634,900

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$93,003,165

Aggregate unrealized appreciation	$2,229,687
Aggregate unrealized depreciation	(3,501,038)

Net unrealized depreciation	$(1,271,351)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Investment Companies	$91,731,814

Futures Contracts	$(7,648)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income

LVIP ClearBridge Large Cap Managed Volatility Fund–12

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2016 and the period May 1, 2015* through December 31, 2015 was as follows:

	Year Ended 12/31/16	5/1/15* to 12/31/15
Ordinary income	$710,037	$332,556
Long-term capital gains	1,861,206	—

Total	$2,571,243	$332,556

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$92,473,168
Undistributed ordinary income	3,536
Undistributed long-term capital gains	655,447
Qualified late year ordinary losses deferred	(667)
Net unrealized depreciation	(1,263,750)

Net assets	$91,867,734

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2016 through December 31, 2016, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$78,291	$(78,291)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/16	5/1/15* to 12/31/15
Shares sold:
Standard Class	64,099	42,714
Service Class	4,250,256	6,355,850
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,126	272
Service Class	275,405	35,349

	4,592,886	6,434,185

Shares redeemed:
Standard Class	(9,508)	(386)
Service Class	(864,898)	(300,530)

	(874,406)	(300,916)

Net increase	3,718,480	6,133,269

* Date of commencement of operations.

LVIP ClearBridge Large Cap Managed Volatility Fund–13

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enables shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts– The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(4,549)
Futures contracts (Equity contracts)	Net unrealized depreciation on futures contracts	17,119	Net unrealized depreciation on futures contracts	(20,218)

Total		$17,119		$(24,767)

LVIP ClearBridge Large Cap Managed Volatility Fund–14

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$7,806	$—
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,701,985)	46,570
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(41,354)	(13,207)

Total		$(1,735,533)	$33,363

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$4,839,545	$13,019,803

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August, 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP ClearBridge Large Cap Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP ClearBridge Large Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP ClearBridge Large Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP ClearBridge Large Cap Managed Volatility Fund–16

LVIP ClearBridge Large Cap Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2016, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
72.39%	27.61%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP ClearBridge Large Cap Managed Volatility Fund–17

LVIP ClearBridge Large Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar Aggressive Allocation funds category. The Board noted that the Fund’s total return was below the return of the Morningstar category average over recent quarters. The Board considered that the Fund commenced operations in May 2015, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP ClearBridge Large Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP ClearBridge Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP ClearBridge Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP ClearBridge Large Cap Managed Volatility Fund–21

LVIP Delaware Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Delaware Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Delaware Investments Fund Advisors

The Fund returned 2.72% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index1, returned 2.65%.

A significant portion of the 2016 performance drag occurred from investment grade corporate investments and/or positioning. The rally in the energy sector was fierce after OPEC agreed to talk about limiting production and the European Central Bank decided to buy corporate bonds. Our conservative posture in the sector, and the underweight exposure for some of the year, led to a 20 basis point negative contribution relative to the index. A smaller, but similar effect occurred in the commodity space. A late year decline in pharmaceutical company bonds also detracted from performance. Political pressure against drug price increases, and competition in the generic drug space caused an increase in risk premiums in these companies. Additionally, the significant yield and curve move in the fourth quarter created performance drags. Attractive new issue corporate and curve placement had led us to concentrate exposure in the five through ten year maturity space. This placement was very sensitive to movements in the fourth quarter.

The Fund had an income advantage over the index due to its exposure to the corporate and structured product sectors. For the full year this income advantage averaged about 57 basis points. Central bank actions to keep rates low, and to buy corporate bonds, had set a very favorable environment for exposure away from U.S. Treasury investments in 2016.

Small investments in sectors that are not represented in the Bloomberg Barclays Capital U.S. Aggregate Bond Index contributed to above index returns in 2016. Traditional high yield bond investments added 3 basis points over the index. Investments in bank loan securities were additive to performance. The emerging market (EM) holdings (2% of total investments) recorded strong gains of 8.6%. The EM sector added 12 basis points to index relative returns. Additionally, collateralized loan obligations (CLO) investments benefited from the increase in LIBOR in 2016. This sector contributed 8 basis points above the index.

As we enter 2017, we expect to keep the Fund’s over-weight in credit exposure and maintain the income advantage into the first quarter. A combination of possible Trump stimulus, and a favorable business environment, we believe we will compete against a higher U.S. rate environment, and the relentless rise in the U.S. Dollar in 2017. We will watch these competing forces very closely.

Portfolio Managers:
Delaware Investments Fund Advisers:	Paul Grillo Adam Brown John McCarthy Roger Early David Hillmeyer Michael Wildstein

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,176. For comparison, look at how the Bloomberg Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $15,300. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 2.72%
Five Years	+ 2.62%
Ten Years	+ 4.93%
Service Class Shares
One Year	+ 2.37%
Five Years	+ 2.26%
Ten Years	+ 4.57%

1.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (“DMHI”) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

All third-party trademarks are the property of their respective owners.

(c) 2017 Delaware Management Holdings, Inc.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$979.90	0.35%	$1.74
Service Class Shares	1,000.00	978.20	0.70%	3.48
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.38	0.35%	$1.78
Service Class Shares	1,000.00	1,021.62	0.70%	3.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Security Type/Sector Allocation, and Credit Quality Breakdown (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	3.31%
Agency Commercial Mortgage-Backed Securities	1.62%
Agency Mortgage-Backed Securities	28.43%
Corporate Bonds	41.34%
Aerospace & Defense	0.09%
Air Freight & Logistics	0.23%
Airlines	0.35%
Banks	6.78%
Beverages	1.45%
Biotechnology	0.65%
Building Products	0.26%
Capital Markets	2.48%
Chemicals	1.14%
Commercial Services & Supplies	0.38%
Communications Equipment	0.16%
Computers & Peripherals	0.39%
Construction & Engineering	0.11%
Construction Materials	0.25%
Consumer Finance	1.02%
Containers & Packaging	0.07%
Diversified Financial Services	1.87%
Diversified Telecommunication Services	1.44%
Electric Utilities	5.82%
Electronic Equipment, Instruments & Components	0.02%
Equity Real Estate Investment Trusts	0.03%
Food & Staples Retailing	0.83%
Food Products	0.16%
Gas Utilities	0.21%
Health Care Equipment & Supplies	0.59%
Health Care Providers & Services	0.20%
Hotels, Restaurants & Leisure	0.29%
Independent Power & Renewable Electricity Producers	0.09%
Industrial Conglomerates	0.35%
Insurance	1.28%
Internet Software & Services	0.15%
IT Services	0.25%
Machinery	0.24%
Media	1.70%
Metals & Mining	0.17%
Mortgage Real Estate Investment Trusts	1.77%
Multi-Utilities	0.93%
Oil, Gas & Consumable Fuels	2.88%
Paper & Forest Products	0.62%
Pharmaceuticals	0.76%
Road & Rail	0.77%
Semiconductors & Semiconductor Equipment	0.54%
Software	0.17%

Security Type/Sector	Percentage of Net Assets
Specialty Retail	0.35%
Technology Hardware, Storage & Peripherals	0.10%
Textiles, Apparel & Luxury Goods	0.10%
Tobacco	0.25%
Trading Companies & Distributors	0.10%
Wireless Telecommunication Services	0.50%
Municipal Bonds	2.25%
Non-Agency Asset-Backed Securities	5.75%
Non-Agency Collateralized Mortgage Obligations	1.21%
Non-Agency Commercial Mortgage-Backed Securities	5.25%
Regional Bonds	0.54%
Senior Secured Loans	0.69%
Sovereign Bonds	0.52%
Supranational Bank	0.12%
U.S. Treasury Obligations	5.83%
Preferred Stock	0.50%
Money Market Fund	0.53%
Short-Term Investments	9.69%
Total Value of Securities	107.58%
Liabilities Net of Receivables and Other Assets	(7.58%	)
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*
U.S. Government	36.59%
AAA	10.20%
AA	5.53%
A	16.29%
BBB	18.77%
BB	2.33%
B	0.19%
CCC	0.05%
Not Rated	0.50%
Short-Term Investments	9.55%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligation; U.S. Agency Obligation, Agency Mortgage-Backed, Agency Commercial Mortgage-Backed and Agency Collateralized Mortgage Obligation securities appear under “U.S.

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund

Security Type/Sector Allocation, and Credit Quality Breakdown (unaudited) (continued)

Government”. Discount notes, commercial papers and certificate of deposits appear under “Short-Term Investments”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

IT–Information Technology

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund

Statement of Net Assets

December 31, 2016

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.31%
Fannie Mae Connecticut Avenue Securities
•Series 2015-C04 2M1 2.46% 4/25/28	6,399,424	$6,418,610
•Series 2016-C04 1M1 2.21% 1/25/29	4,626,814	4,656,252
•Series 2016-C05 2M1 2.106% 1/25/29	2,803,951	2,810,289
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	128,765	148,030
Fannie Mae REMICs
Series 2002-83 GH 5.00% 12/25/17	307,934	311,549
Series 2003-38 MP 5.50% 5/25/23	1,275,293	1,380,996
Series 2005-70 PA 5.50% 8/25/35	435,119	486,186
Series 2005-110 MB 5.50% 9/25/35	262,596	277,782
Series 2007-40 PT 5.50% 5/25/37	131,452	145,433
•*Series 2008-15 SB 5.844% 8/25/36	951,250	181,648
Series 2009-11 LC 4.50% 3/25/49	45,336	48,296
•*Series 2010-129 SM 5.244% 11/25/40	5,209,992	880,815
Series 2011-134 PA 4.00% 9/25/40	294,982	304,947
•*Series 2012-122 SD 5.344% 11/25/42	10,463,138	2,094,852
Series 2012-145 MZ 3.50% 1/25/43	1,187,991	1,133,933
Series 2013-2 LZ 3.00% 2/25/43	381,083	353,002
*Series 2013-7 EI 3.00% 10/25/40	6,008,357	846,394
*Series 2013-23 IL 3.00% 3/25/33	571,088	77,047
*Series 2013-31 MI 3.00% 4/25/33	12,083,299	1,690,789
Series 2013-34 GP 3.00% 5/25/42	23,569,645	24,240,175
*Series 2013-43 IX 4.00% 5/25/43	20,742,793	4,660,014
*Series 2013-44 DI 3.00% 5/25/33	16,757,394	2,668,566
*Series 2013-44 Z 3.00% 5/25/43	1,030,493	956,573
Series 2013-55 AI 3.00% 6/25/33	12,870,630	1,838,903
*Series 2014-36 MI 3.50% 10/25/33	1,031,884	148,620

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
•*Series 2014-68 BS 5.394% 11/25/44	7,215,097	$1,435,836
•*Series 2014-90 SA 5.394% 1/25/45	20,626,593	4,058,544
*Series 2015-27 IA 4.00% 6/25/43	1,865,845	316,911
•*Series 2015-27 SA 5.694% 5/25/45	2,963,557	659,507
*Series 2015-44 AI 3.50% 1/25/34	6,588,674	950,365
Series 2015-44 Z 3.00% 9/25/43	7,036,234	6,704,453
*Series 2015-45 AI 3.00% 1/25/33	2,118,026	236,364
Series 2015-59 EB 3.00% 8/25/35	5,879,000	5,837,915
Series 2015-89 AZ 3.50% 12/25/45	986,658	946,844
•*Series 2015-95 SH 5.244% 1/25/46	9,871,081	2,337,282
•*Series 2016-55 SK 5.244% 8/25/46	8,215,297	2,048,644
•*Series 2016-62 SA 5.244% 9/25/46	15,626,607	4,060,630
•*Series 2016-74 GS 5.244% 10/25/46	7,882,985	1,954,464
*Series 2016-90 CI 3.00% 2/25/45	1,179,611	150,426
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	176,436	199,878
Series 2557 WE 5.00% 1/15/18	262,448	266,060
Series 2717 MH 4.50% 12/15/18	159,848	163,945
•Series 3232 KF 1.15% 10/15/36	150,077	150,309
Series 3455 MB 4.50% 6/15/23	2,237,379	2,332,035
Series 3656 PM 5.00% 4/15/40	3,790,744	4,148,295
•Series 3800 AF 1.20% 2/15/41	336,021	337,358
*Series 4109 AI 3.00% 7/15/31	19,437,456	2,282,890
*Series 4120 IK 3.00% 10/15/32	10,813,284	1,519,742
*Series 4146 IA 3.50% 12/15/32	5,834,002	901,209
•*Series 4159 KS 5.446% 1/15/43	5,210,060	1,165,400
Series 4163 CW 3.50% 4/15/40	979,326	1,002,651
Series 4171 Z 3.00% 2/15/43	1,352,320	1,292,406
Series 4180 ZB 3.00% 3/15/43	737,632	695,032
*Series 4181 DI 2.50% 3/15/33	5,146,020	650,110
•*Series 4184 GS 5.416% 3/15/43	8,503,802	1,868,727
*Series 4185 LI 3.00% 3/15/33	3,882,135	542,655

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
*Series 4191 CI 3.00% 4/15/33	1,740,749	$243,428
Series 4356 GZ 2.00% 1/15/43	1,003,922	839,205
Series 4435 DY 3.00% 2/15/35	5,504,000	5,435,115
*Series 4453 DI 3.50% 11/15/33	4,070,515	560,959
*Series 4479 TI 4.00% 7/15/34	1,693,921	260,220
*Series 4520 AI 3.50% 10/15/35	2,276,598	373,822
Series 4537 AZ 3.00% 12/15/45	1,350,875	1,194,774
*Series 4567 LI 4.00% 8/15/45	380,883	70,549
Series 4592 WT 5.50% 6/15/46	17,156,652	19,061,725
•*Series 4594 SG 5.296% 6/15/46	406,823	102,251
Series 4614 HB 2.50% 9/15/46	3,937,000	3,498,184
Series 4623 LZ 2.50% 10/15/46	3,329,831	2,817,383
Series 4623 MW 2.50% 10/15/46	3,922,000	3,652,029
•*Series 4631 GS 5.296% 11/15/46	23,017,118	4,717,439
Series 4636 NZ 3.00% 12/15/46	4,342,000	3,623,138
Freddie Mac Strips
•*Series 267 S5 5.296% 8/15/42	10,802,066	2,344,026
•*Series 299 S1 5.296% 1/15/43	8,124,787	1,689,559
•*Series 326 S2 5.246% 3/15/44	5,592,313	1,125,443
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2014-DN4 M2 3.156% 10/25/24	540,083	541,028
•Series 2015-DNA3 M2 3.606% 4/25/28	4,158,000	4,277,997
•Series 2015-HQA1 M2 3.406% 3/25/28	3,427,301	3,496,382
•Series 2015-HQA2 M2 3.56% 5/25/28	3,803,000	3,903,462
•Series 2016-DNA1 M2 3.66% 7/25/28	2,223,000	2,288,384
•Series 2016-DNA3 M2 2.756% 12/25/28	1,935,000	1,953,011
•Series 2016-DNA4 M2 2.056% 3/25/29	840,000	838,403
•Series 2016-HQA2 M2 3.006% 11/25/28	2,237,000	2,282,942
◆Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43	459,791	526,036
GNMA
Series 2010-42 PC 5.00% 7/20/39	1,283,000	1,409,669

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
Series 2010-113 KE 4.50% 9/20/40	6,268,000	$6,799,907
Series 2012-136 MX 2.00% 11/20/42	1,540,000	1,386,742
Series 2013-113 AZ 3.00% 8/20/43	9,323,164	8,826,424
Series 2013-113 LY 3.00% 5/20/43	1,113,000	1,091,968
Series 2015-64 GZ 2.00% 5/20/45	4,023,077	3,267,230
Series 2015-133 AL 3.00% 5/20/45	7,251,000	6,882,440
Series 2016-5 GL 3.00% 7/20/45	343,000	333,780
Series 2016-111 PB 2.50% 8/20/46	3,769,122	3,365,533
Series 2016-134 MW 3.00% 10/20/46	629,000	621,702
Series 2016-156 PB 2.00% 11/20/46	2,342,000	1,871,500

Total Agency Collateralized Mortgage Obligations (Cost $227,132,530)		217,550,377

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.62%
Freddie Mac Multifamily Structured Pass Through Certificates
•◆Series K013 A2 3.974% 1/25/21	4,500,000	4,810,053
◆Series K055 A2 2.673% 3/25/26	1,980,000	1,941,720
◆Series K056 A2 2.525% 5/25/26	4,305,000	4,167,433
◆Series K057 A2 2.57% 7/25/26	3,660,000	3,553,659
•◆Series K059 A2 3.12% 9/25/26	6,545,000	6,643,434
◆Series K716 A2 3.13% 6/25/21	8,852,000	9,207,124
◆Series K719 A1 2.53% 12/25/21	2,611,452	2,640,027
•◆Series KS03 A4 3.161% 5/25/25	5,800,000	5,864,279
FREMF Mortgage Trust
#•Series 2010-K7 B 144A 5.449% 4/25/20	7,620,000	8,274,356
#•Series 2011-K10 144A 4.631% 11/25/49	5,718,000	6,060,878
#•Series 2011-K13 B 144A 4.61% 1/25/48	1,765,000	1,885,055
#•Series 2011-K14 B 144A 5.167% 2/25/47	2,534,000	2,771,243
#•Series 2011-K15 B 144A 4.948% 8/25/44	3,918,000	4,226,654

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
#•Series 2011-K704 B 144A 4.69% 10/25/30	4,245,000	$4,395,036
#•Series 2012-K22 B 144A 3.811% 8/25/45	7,781,000	7,977,561
#•Series 2012-K708 B 144A 3.751% 2/25/45	5,456,000	5,595,916
#•Series 2012-K708 C 144A 3.751% 2/25/45	1,485,000	1,516,974
#•Series 2013-K26 144A 3.599% 12/25/45	4,281,000	4,345,736
#•Series 2013-K33 B 144A 3.502% 8/25/46	3,516,000	3,540,260
#•Series 2013-K712 B 144A 3.365% 5/25/45	3,041,000	3,088,051
#•Series 2013-K713 B 144A 3.165% 4/25/46	1,860,000	1,874,756
#•Series 2013-K713 C 144A 3.165% 4/25/46	6,305,000	6,187,447
#GRACE Mortgage Trust Series 2014-GRCE B 144A 3.52% 6/10/28	5,588,000	5,761,501

Total Agency Commercial Mortgage-Backed Securities (Cost $107,375,838)		106,329,153

AGENCY MORTGAGE-BACKED SECURITIES–28.43%
Fannie Mae ARM
•2.414% 5/1/43	118,416	119,803
•2.553% 6/1/43	44,362	44,858
•2.921% 7/1/45	49,506	50,462
•2.929% 7/1/46	15,859,308	16,241,941
•2.958% 12/1/45	2,252,950	2,317,218
•2.966% 4/1/46	4,386	4,474
•3.218% 4/1/44	102,198	105,011
•3.226% 3/1/44	151,864	157,120
•3.274% 9/1/43	96,776	99,468
Fannie Mae S.F. 30 yr
4.50% 3/1/39	125,264	135,838
4.50% 4/1/39	1,018,271	1,099,346
4.50% 6/1/39	18,067,934	19,522,009
4.50% 11/1/39	3,144,562	3,413,380
4.50% 1/1/40	1,395,024	1,513,467
4.50% 6/1/40	3,730,213	4,047,605
4.50% 7/1/40	4,798,822	5,167,715
4.50% 8/1/40	1,375,554	1,484,419
4.50% 9/1/40	7,200,320	7,802,853
4.50% 5/1/41	885,831	959,088
4.50% 6/1/41	13,379,467	14,425,288
4.50% 7/1/41	8,322,119	9,017,101
4.50% 8/1/41	8,504,961	9,225,541

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 9/1/41	296,157	$319,696
4.50% 1/1/42	5,464,538	5,923,490
4.50% 5/1/42	1,085,643	1,173,942
4.50% 8/1/42	1,892,117	2,046,354
4.50% 10/1/43	22,830,871	24,712,963
4.50% 2/1/44	52,984,123	57,131,789
4.50% 6/1/44	583,956	628,298
4.50% 10/1/44	612,971	663,298
4.50% 2/1/46	225,251,667	242,517,074
4.50% 3/1/46	35,521,945	38,468,693
4.50% 7/1/46	9,471,051	10,210,653
5.00% 3/1/34	11,095	12,098
5.00% 2/1/35	3,057,733	3,756,784
5.00% 7/1/35	365,258	401,034
5.00% 9/1/35	43,928	48,110
5.00% 10/1/35	1,877,981	2,051,059
5.00% 11/1/35	923,592	1,008,431
5.00% 3/1/36	6,524	7,128
5.00% 10/1/36	10,440	11,395
5.00% 12/1/36	14,276	15,589
5.00% 4/1/37	516,601	563,641
5.00% 12/1/39	1,464,479	1,616,506
5.00% 1/1/40	5,604,730	6,217,331
5.00% 7/1/40	2,995,570	3,288,923
5.00% 5/1/41	916,682	1,001,158
5.00% 1/1/42	17,463,599	19,398,768
5.00% 10/1/43	20,786,174	22,693,998
5.50% 11/1/29	12,490	13,914
5.50% 6/1/32	1,352	1,515
5.50% 9/1/32	2,122	2,373
5.50% 11/1/32	1,398	1,568
5.50% 1/1/33	2,135	2,390
5.50% 2/1/33	907	1,018
5.50% 3/1/33	5,153	5,748
5.50% 4/1/33	6,373	7,147
5.50% 5/1/33	4,729,864	5,298,082
5.50% 6/1/33	979,263	1,096,963
5.50% 7/1/33	30,021	33,603
5.50% 8/1/33	865	970
5.50% 9/1/33	8,049	9,005
5.50% 10/1/33	13,632	15,330
5.50% 12/1/33	4,117	4,619
5.50% 1/1/34	520,275	583,499
5.50% 2/1/34	287,897	322,911
5.50% 3/1/34	53,857	60,331
5.50% 4/1/34	559,400	627,228
5.50% 5/1/34	8,168,018	9,160,660
5.50% 7/1/34	4,659	5,219
5.50% 8/1/34	27,438	30,769
5.50% 9/1/34	2,949,173	3,307,541
5.50% 10/8/34	388,530	435,730
5.50% 11/1/34	251,547	282,049

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 12/1/34	540,436	$605,400
5.50% 1/1/35	32,059	35,914
5.50% 2/1/35	436,132	488,622
5.50% 3/1/35	294,587	330,109
5.50% 4/1/35	71,351	79,949
5.50% 5/1/35	6,137,806	6,874,756
5.50% 6/1/35	1,011,754	1,136,185
5.50% 7/1/35	1,358	1,524
5.50% 8/1/35	1,142	1,276
5.50% 9/1/35	1,447	1,621
5.50% 10/1/35	905,779	1,009,774
5.50% 11/1/35	37,354	41,817
5.50% 12/1/35	357,177	400,235
5.50% 1/1/36	2,609,171	2,926,923
5.50% 4/1/36	3,433,812	3,841,269
5.50% 5/1/36	561,044	627,890
5.50% 7/1/36	813,650	911,539
5.50% 9/1/36	10,944,946	12,278,073
5.50% 10/1/36	598,531	668,610
5.50% 11/1/36	1,050,745	1,174,309
5.50% 1/1/37	4,650,204	5,195,031
5.50% 2/1/37	2,246,738	2,504,200
5.50% 4/1/37	5,892,551	6,586,613
5.50% 5/1/37	6,424	7,172
5.50% 6/1/37	360	400
5.50% 7/1/37	1,137	1,269
5.50% 8/1/37	10,680,595	11,969,691
5.50% 9/1/37	2,412,235	2,689,096
5.50% 12/1/37	558	620
5.50% 1/1/38	30,542,867	34,261,291
5.50% 2/1/38	1,253,673	1,402,778
5.50% 3/1/38	1,789,348	1,994,908
5.50% 4/1/38	20,835	23,311
5.50% 5/1/38	368	412
5.50% 6/1/38	4,635,440	5,170,827
5.50% 7/1/38	906,676	1,009,845
5.50% 8/1/38	105,388	118,309
5.50% 9/1/38	348,499	390,164
5.50% 11/1/38	11,507	12,848
5.50% 12/1/38	574,786	644,379
5.50% 1/1/39	13,122,247	14,700,100
5.50% 2/1/39	5,995,912	6,720,432
5.50% 6/1/39	2,469,076	2,763,234
5.50% 7/1/39	46,960	53,996
5.50% 10/1/39	4,402,873	4,909,669
5.50% 11/1/39	929,000	1,036,371
5.50% 12/1/39	6,941,105	7,774,925
5.50% 1/1/40	2,404	2,685
5.50% 3/1/40	26,870,273	30,112,580
5.50% 4/1/40	4,518	5,153
5.50% 5/1/40	726	810
5.50% 7/1/40	4,490,993	5,035,923

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 3/1/41	11,800,969	$13,232,891
5.50% 6/1/41	6,584,163	7,370,497
5.50% 7/1/41	20,675,842	23,158,974
5.50% 9/1/41	23,181,647	25,929,682
5.50% 12/1/41	11,777	13,543
5.50% 2/1/42	104,093	116,342
6.00% 4/1/35	672,175	770,220
6.00% 3/1/36	1,789,161	2,039,063
6.00% 5/1/36	1,081,234	1,225,032
6.00% 6/1/36	613,510	695,694
6.00% 9/1/36	1,031,854	1,198,770
6.00% 2/1/37	2,701,281	3,061,723
6.00% 5/1/37	1,409,562	1,597,335
6.00% 8/1/37	776,210	880,330
6.00% 9/1/37	288,767	327,000
6.00% 10/1/37	310,108	350,875
6.00% 1/1/38	681,971	771,534
6.00% 5/1/38	3,824,975	4,334,326
6.00% 8/1/38	306,279	358,401
6.00% 9/1/38	636,592	728,790
6.00% 10/1/38	285,825	324,057
6.00% 11/1/38	462,683	529,780
6.00% 1/1/39	872,715	988,991
6.00% 9/1/39	7,953,278	9,012,969
6.00% 10/1/39	11,616,727	13,383,743
6.00% 3/1/40	961,876	1,090,915
6.00% 4/1/40	1,399,411	1,585,373
6.00% 9/1/40	738,235	836,453
6.00% 10/1/40	9,293,072	10,530,191
6.00% 5/1/41	10,771,288	12,202,779
6.00% 7/1/41	14,516,201	16,457,373
6.50% 10/1/36	255,041	288,546
6.50% 5/1/40	1,791,465	2,037,002
Fannie Mae S.F. 30 yr TBA 3.00% 1/1/47	540,471,000	536,911,350
Freddie Mac ARM
•2.759% 10/1/45	54,481	55,526
•2.814% 9/1/45	359,160	366,301
•2.927% 10/1/45	97,631	99,670
•2.943% 11/1/44	31,546	32,374
•2.948% 7/1/46	7,207,330	7,370,977
•2.979% 11/1/45	17,523,629	17,887,995
•3.114% 3/1/46	138,264	141,762
Freddie Mac S.F. 30 yr
4.50% 4/1/39	528,077	570,294
4.50% 11/1/39	59,113	63,829
4.50% 2/1/40	192,834	210,184
4.50% 5/1/40	10,643,032	11,541,541
4.50% 3/1/42	6,900,047	7,472,553
4.50% 7/1/42	5,429,541	5,868,782
4.50% 8/1/42	147,871,799	160,284,527

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.50% 12/1/43	4,626,386	$5,001,383
4.50% 8/1/44	7,809,298	8,466,456
4.50% 7/1/45	71,933,065	77,436,980
5.00% 6/1/36	5,180,551	5,662,958
5.00% 4/1/44	10,238,648	11,261,435
5.50% 11/1/36	274,672	307,963
5.50% 7/1/37	437,113	488,180
5.50% 9/1/37	283,622	315,943
5.50% 4/1/38	2,439,685	2,720,691
5.50% 7/1/38	1,050,308	1,171,583
5.50% 1/1/39	17,484,827	19,619,370
5.50% 6/1/39	1,334,779	1,487,057
5.50% 3/1/40	714,478	794,670
5.50% 8/1/40	6,262,317	6,983,401
5.50% 1/1/41	775,030	864,257
5.50% 6/1/41	24,031,926	26,815,521
6.00% 2/1/36	467,737	533,536
6.00% 9/1/37	727,234	826,271
6.00% 8/1/38	2,012,765	2,308,928
6.00% 5/1/40	4,065,666	4,611,521
6.00% 7/1/40	3,836,375	4,363,592
6.50% 4/1/39	1,173,000	1,334,317
GNMA I S.F. 30 yr
5.00% 3/15/40	16,165,071	17,699,901
7.00% 12/15/34	729,934	858,266
GNMA II S.F. 30 yr
5.50% 5/20/37	1,531,433	1,697,662
5.50% 4/20/40	1,415,245	1,549,463
6.00% 2/20/40	7,233,982	8,256,654
6.00% 4/20/46	2,330,096	2,597,061
6.50% 10/20/39	2,574,618	2,915,246

Total Agency Mortgage-Backed Securities (Cost $1,880,141,390)		1,869,944,352

CORPORATE BONDS–41.34%
Aerospace & Defense–0.09%
United Technologies 3.75% 11/1/46	6,075,000	5,796,729

		5,796,729

Air Freight & Logistics–0.23%
#Aviation Capital Group 144A 4.875% 10/1/25	8,540,000	9,063,075
United Parcel Service 5.125% 4/1/19	5,473,000	5,879,305

		14,942,380

Airlines–0.35%
#◆Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27	3,422,308	3,413,752

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Airlines (continued)
◆American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	1,918,648	$1,899,461
◆American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27	4,046,783	3,991,139
◆American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28	3,974,238	3,979,206
◆United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	2,118,722	2,163,745
◆United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26	5,202,564	5,235,080
◆United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28	2,398,000	2,317,068

		22,999,451

Banks–6.78%
•Abbey National Treasury Services 1.43% 10/17/17	3,500,000	3,500,000
#Banco Nacional de Costa Rica 144A 5.875% 4/25/21	1,848,000	1,866,480
Bank of America
3.248% 10/21/27	3,070,000	2,937,517
4.183% 11/25/27	10,585,000	10,613,061
4.45% 3/3/26	40,159,000	41,462,917
BB&T 2.05% 5/10/21	5,853,000	5,747,980
Capital One 2.25% 9/13/21	10,065,000	9,831,361
Capital One Financial 4.20% 10/29/25	2,135,000	2,145,991
Citigroup 2.90% 12/8/21	2,600,000	2,595,941
Citizens Bank 2.55% 5/13/21	3,106,000	3,090,094
Citizens Financial Group
2.375% 7/28/21	1,135,000	1,114,224
4.30% 12/3/25	5,696,000	5,796,671
Compass Bank 3.875% 4/10/25	6,163,000	5,875,176
Cooperatieve Rabobank 3.75% 7/21/26	7,737,000	7,599,243
Credit Suisse Group Funding Guernsey
3.13% 12/10/20	5,796,000	5,783,185
3.80% 6/9/23	519,000	519,161
4.55% 4/17/26	15,069,000	15,679,897
Fifth Third Bancorp 2.875% 7/27/20	2,678,000	2,714,153
Fifth Third Bank
2.25% 6/14/21	4,586,000	4,536,719
3.85% 3/15/26	7,076,000	7,134,342
Goldman Sachs Group 3.50% 11/16/26	6,200,000	6,069,812

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
HSBC Holdings
2.65% 1/5/22	7,750,000	$7,571,293
4.375% 11/23/26	5,150,000	5,198,580
Huntington Bancshares 2.30% 1/14/22	8,415,000	8,171,184
JPMorgan Chase 1.65% 9/23/19	8,355,000	8,275,168
JPMorgan Chase & Co.
3.625% 12/1/27	7,155,000	6,957,143
4.25% 10/1/27	29,857,000	30,741,932
KeyBank
3.30% 6/1/25	2,892,000	2,890,557
3.40% 5/20/26	14,269,000	13,883,723
6.95% 2/1/28	8,227,000	10,124,072
•KeyCorp 5.00% 12/29/49	13,670,000	12,644,750
Morgan Stanley 2.625% 11/17/21	22,355,000	22,110,928
•National City Bank 1.318% 6/7/17	4,984,000	4,986,352
PNC Bank 6.875% 4/1/18	9,059,000	9,600,366
•PNC Financial Services Group 5.00% 12/29/49	7,895,000	7,638,413
Royal Bank of Scotland Group
3.875% 9/12/23	12,605,000	12,121,611
•8.625% 12/29/49	8,525,000	8,716,813
Santander UK Group Holdings
2.875% 10/16/20	3,005,000	2,983,938
3.125% 1/8/21	4,220,000	4,222,110
SunTrust Bank
2.70% 1/27/22	1,645,000	1,647,635
2.90% 3/3/21	2,936,000	2,980,322
3.30% 5/15/26	7,220,000	6,982,585
SVB Financial Group 3.50% 1/29/25	7,059,000	6,813,389
#Swedbank 144A 2.65% 3/10/21	7,849,000	7,858,631
Toronto-Dominion Bank
2.125% 4/7/21	5,796,000	5,710,851
2.50% 12/14/20	4,915,000	4,935,589
•3.625% 9/15/31	5,455,000	5,337,619
U.S. Bancorp
2.375% 7/22/26	4,930,000	4,569,794
3.60% 9/11/24	11,522,000	11,753,408
UBS 7.63% 8/17/22	12,000,000	13,635,000
•USB Capital IX 3.50% 10/29/49	18,814,000	15,474,515
Wachovia 5.75% 6/15/17	8,490,000	8,652,261
Wells Fargo
2.15% 12/6/19	4,255,000	4,254,158
4.75% 12/7/46	3,560,000	3,621,570
Wells Fargo Capital X 5.95% 12/15/36	1,495,000	1,562,275
•Westpac Banking 4.322% 11/23/31	6,240,000	6,284,909
#Woori Bank 144A 4.75% 4/30/24	2,600,000	2,631,049

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Zions Bancorp 4.50% 6/13/23	5,676,000	$5,751,485

		445,909,903

Beverages–1.45%
Anheuser-Busch InBev Finance 3.65% 2/1/26	34,036,000	34,617,879
#Becle 144A 3.75% 5/13/25	6,779,000	6,471,945
Molson Coors Brewing
3.00% 7/15/26	15,185,000	14,383,900
4.20% 7/15/46	5,924,000	5,545,735
PepsiCo 2.375% 10/6/26	9,615,000	9,114,001
Pernod Ricard
#144A 3.25% 6/8/26	8,742,000	8,405,022
#144A 4.45% 1/15/22	16,073,000	17,072,274

		95,610,756

Biotechnology–0.65%
AbbVie 3.20% 5/14/26	7,985,000	7,612,300
Biogen 5.20% 9/15/45	6,746,000	7,246,661
Celgene 3.25% 8/15/22	13,252,000	13,387,117
Gilead Sciences 4.15% 3/1/47	15,190,000	14,463,827

		42,709,905

Building Products–0.26%
Fortune Brands Home & Security 3.00% 6/15/20	3,901,000	3,929,193
Lennox International 3.00% 11/15/23	5,080,000	4,939,731
Masco 3.50% 4/1/21	8,461,000	8,524,457

		17,393,381

Capital Markets–2.48%
Affiliated Managers Group 3.50% 8/1/25	5,713,000	5,400,322
Bank of New York Mellon
2.20% 8/16/23	17,365,000	16,582,846
2.50% 4/15/21	3,661,000	3,667,246
2.80% 5/4/26	5,569,000	5,369,541
•4.625% 12/29/49	21,405,000	19,688,747
Barclays
3.20% 8/10/21	3,170,000	3,135,894
4.375% 1/12/26	8,321,000	8,443,918
Goldman Sachs Group 5.15% 5/22/45	12,695,000	13,401,629
Jefferies Group 6.45% 6/8/27	1,766,000	1,940,528
Lazard Group 3.75% 2/13/25	8,919,000	8,724,093
Morgan Stanley 3.95% 4/23/27	29,725,000	29,486,784
State Street
2.55% 8/18/20	3,914,000	3,955,528
3.10% 5/15/23	3,665,000	3,660,965
3.55% 8/18/25	6,505,000	6,666,942
UBS Group Funding Jersey
#144A 2.65% 2/1/22	17,885,000	17,402,767

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
UBS Group Funding Jersey (continued)
#144A 4.125% 4/15/26	8,124,000	$8,324,573
#144A 4.13% 9/24/25	6,980,000	7,127,459

		162,979,782

Chemicals–1.14%
#Air Liquide Finance 144A 2.50% 9/27/26	6,320,000	5,945,458
CF Industries 6.875% 5/1/18	11,624,000	12,264,947
Dow Chemical 8.55% 5/15/19	16,455,000	18,869,047
Eastman Chemical 4.65% 10/15/44	10,254,000	10,208,770
Equate Petrochemical
#144A 3.00% 3/3/22	3,045,000	2,911,111
#144A 4.25% 11/3/26	1,885,000	1,804,963
OCP
#144A 4.50% 10/22/25	4,543,000	4,355,892
#144A 6.88% 4/25/44	2,307,000	2,331,521
Potash Corp of Saskatchewan 4.00% 12/15/26	11,665,000	11,762,274
PPG Industries 2.30% 11/15/19	4,669,000	4,693,634

		75,147,617

Commercial Services & Supplies–0.38%
#ERAC USA Finance 144A 4.20% 11/1/46	4,040,000	3,706,926
Penske Truck Leasing
#144A 3.30% 4/1/21	5,508,000	5,575,275
#144A 3.375% 2/1/22	10,887,000	10,991,428
#144A 3.40% 11/15/26	1,815,000	1,740,133
#Transurban Finance 144A 3.375% 3/22/27	2,985,000	2,826,485

		24,840,247

Communications Equipment–0.16%
Cisco Systems
1.65% 6/15/18	7,421,000	7,444,977
1.85% 9/20/21	3,300,000	3,222,849

		10,667,826

Computers & Peripherals–0.39%
Apple 3.85% 8/4/46	5,740,000	5,514,010
#Diamond 1 Finance 144A 6.02% 6/15/26	18,333,000	19,895,393

		25,409,403

Construction & Engineering–0.11%
Vale Overseas 5.875% 6/10/21	6,591,000	6,920,550

		6,920,550

Construction Materials–0.25%
#Cemex 144A 7.75% 4/16/26	2,476,000	2,748,360
LafargeHolcim Finance
#144A 3.50% 9/22/26	10,305,000	10,021,303

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction Materials (continued)
LafargeHolcim Finance (continued)
#144A 4.75% 9/22/46	3,825,000	$3,718,474

		16,488,137

Consumer Finance–1.02%
#Daimler Finance North America 144A 2.20% 10/30/21	8,180,000	7,999,042
Ford Motor Credit
3.096% 5/4/23	6,679,000	6,459,207
3.34% 3/18/21	9,346,000	9,420,030
General Motors Financial
3.45% 4/10/22	8,075,000	7,995,179
3.70% 5/9/23	5,265,000	5,187,947
5.25% 3/1/26	26,000	27,361
#Hyundai Capital America 144A 3.00% 3/18/21	9,745,000	9,744,162
#Nationwide Building Society 144A 4.00% 9/14/26	13,595,000	12,978,385
Toyota Motor Credit 2.80% 7/13/22	7,080,000	7,148,287

		66,959,600

Containers & Packaging–0.07%
#CCL Industries 144A 3.25% 10/1/26	4,815,000	4,597,550

		4,597,550

Diversified Financial Services–1.87%
AerCap Ireland Capital
3.95% 2/1/22	21,388,000	21,628,615
#•144A 6.50% 6/15/45	15,585,000	15,799,294
Berkshire Hathaway 2.75% 3/15/23	4,097,000	4,085,086
#•Credit Suisse Group 144A 6.25% 12/29/49	24,092,000	23,518,610
•E*TRADE Financial 5.875% 12/29/49	8,130,000	8,103,577
#ERAC USA Finance 144A 5.25% 10/1/20	9,964,000	10,867,027
•Lloyds Banking Group 7.50% 4/30/49	5,000,000	5,162,500
Mastercard 3.80% 11/21/46	2,230,000	2,191,633
National Rural Utilities Cooperative Finance
2.70% 2/15/23	6,513,000	6,476,566
2.85% 1/27/25	4,774,000	4,696,489
•4.75% 4/30/43	8,667,000	8,736,102
•5.25% 4/20/46	2,979,000	3,108,977
#Peachtree Corners Funding Trust 144A 3.976% 2/15/25	5,988,000	5,852,581
#Temasek Financial I 144A 2.38% 1/23/23	2,542,000	2,487,324

		122,714,381

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services–1.44%
AT&T
4.35% 6/15/45	5,375,000	$4,807,857
4.50% 3/9/48	19,266,000	17,380,764
CenturyLink 5.80% 3/15/22	6,122,000	6,280,437
Deutsche Telekom International Finance
#144A 1.95% 9/19/21	4,085,000	3,940,616
#144A 2.485% 9/19/23	21,170,000	20,252,365
#Digicel Group 144A 8.25% 9/30/20	2,652,000	2,288,596
#GTP Acquisition Partners I 144A 2.35% 6/15/20	3,071,000	2,992,812
SBA Tower Trust
#144A 2.24% 4/16/18	4,617,000	4,627,070
#144A 2.898% 10/15/19	3,512,000	3,538,653
Verizon Communications
4.125% 8/15/46	20,595,000	18,715,191
4.522% 9/15/48	7,075,000	6,812,256
4.862% 8/21/46	3,065,000	3,117,979

		94,754,596

Electric Utilities–5.82%
Ameren
2.70% 11/15/20	367,000	369,300
3.65% 2/15/26	5,517,000	5,554,962
#American Transmission Systems 144A 5.25% 1/15/22	10,471,000	11,601,564
Appalachian Power 4.45% 6/1/45	4,071,000	4,176,296
Berkshire Hathaway Energy 3.75% 11/15/23	8,456,000	8,855,419
Cleveland Electric Illuminating 5.50% 8/15/24	6,582,000	7,450,528
ComEd Financing III 6.35% 3/15/33	3,999,000	4,124,573
Commonwealth Edison
3.65% 6/15/46	1,224,000	1,153,302
4.35% 11/15/45	6,801,000	7,130,277
Consumers Energy 3.25% 8/15/46	11,475,000	10,157,980
Dominion Resources
2.85% 8/15/26	1,795,000	1,684,017
3.90% 10/1/25	7,796,000	7,973,601
Duke Energy
3.75% 4/15/24	2,272,000	2,346,558
4.80% 12/15/45	4,879,000	5,177,390
Duke Energy Carolinas 3.875% 3/15/46	2,661,000	2,609,754
•Emera 6.75% 6/15/76	25,885,000	27,826,375
#Emera US Finance 144A 4.75% 6/15/46	14,443,000	14,622,310
#•Enel 144A 8.75% 9/24/73	9,277,000	10,575,780
Enel Americas 4.00% 10/25/26	1,455,000	1,390,878

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
#Enel Finance International 144A 6.00% 10/7/39	3,870,000	$4,337,484
Entergy
2.95% 9/1/26	3,630,000	3,402,682
4.00% 7/15/22	5,823,000	6,096,314
Entergy Louisiana 4.05% 9/1/23	6,495,000	6,812,917
Entergy Mississippi
2.85% 6/1/28	5,272,000	5,013,303
3.10% 7/1/23	4,333,000	4,254,811
Exelon 3.95% 6/15/25	9,985,000	10,282,863
#Fortis 144A 3.055% 10/4/26	24,550,000	23,008,702
Great Plains Energy 4.85% 6/1/21	3,340,000	3,561,616
Indiana Michigan Power 4.55% 3/15/46	3,403,000	3,543,816
Interstate Power & Light 3.40% 8/15/25	4,311,000	4,361,335
IPALCO Enterprises
3.45% 7/15/20	10,898,000	11,143,205
5.00% 5/1/18	2,132,000	2,211,950
ITC Holdings 3.25% 6/30/26	2,593,000	2,524,050
Kansas City Power & Light 3.65% 8/15/25	10,103,000	10,133,289
LG&E & KU Energy
3.75% 11/15/20	5,957,000	6,200,886
4.375% 10/1/21	10,850,000	11,558,950
#Massachusetts Electric 144A 4.004% 8/15/46	15,055,000	14,491,326
#Metropolitan Edison 144A 4.00% 4/15/25	7,386,000	7,448,862
MidAmerican Energy 4.25% 5/1/46	10,736,000	11,085,092
#New York State Electric & Gas 144A 3.25% 12/1/26	7,385,000	7,362,151
NextEra Energy Capital Holdings
2.40% 9/15/19	13,562,000	13,647,373
3.625% 6/15/23	2,499,000	2,544,277
NV Energy 6.25% 11/15/20	6,447,000	7,317,551
Pennsylvania Electric 5.20% 4/1/20	6,100,000	6,537,333
Public Service of New Hampshire 3.50% 11/1/23	4,119,000	4,202,422
Public Service of Oklahoma 5.15% 12/1/19	6,170,000	6,639,222
Southern
2.75% 6/15/20	9,273,000	9,359,934
3.25% 7/1/26	8,295,000	8,089,267
3.95% 10/1/46	4,345,000	4,037,522
4.40% 7/1/46	7,654,000	7,601,731
Southwestern Electric Power 6.45% 1/15/19	3,429,000	3,725,019

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	3,506,000	$3,557,871
Wisconsin Electric Power 4.30% 12/15/45	3,879,000	4,017,888
Xcel Energy 3.30% 6/1/25	8,056,000	8,072,144

		382,966,022

Electronic Equipment, Instruments & Components–0.02%
#NXP 144A 4.625% 6/1/23	1,115,000	1,173,537

		1,173,537

Equity Real Estate Investment Trusts–0.03%
Alexandria Real Estate Equities 3.95% 1/15/27	2,263,000	2,257,623

		2,257,623

Food & Staples Retailing–0.83%
CVS Health 3.875% 7/20/25	6,704,000	6,928,081
Sysco
3.30% 7/15/26	20,126,000	19,790,278
3.75% 10/1/25	300,000	304,168
Walgreens Boots Alliance
3.10% 6/1/23	17,639,000	17,547,701
3.45% 6/1/26	10,204,000	10,036,195

		54,606,423

Food Products–0.16%
#BRF 144A 4.35% 9/29/26	3,690,000	3,422,475
#Gruma 144A 4.88% 12/1/24	3,000,000	3,144,000
#Sigma Alimentos 144A 4.125% 5/2/26	4,000,000	3,810,000

		10,376,475

Gas Utilities–0.21%
Dominion Gas Holdings 4.60% 12/15/44	8,980,000	8,969,781
Southern Co. Gas Capital 3.25% 6/15/26	4,774,000	4,667,817

		13,637,598

Health Care Equipment & Supplies–0.59%
St. Jude Medical 2.80% 9/15/20	3,691,000	3,714,873
Thermo Fisher Scientific 3.00% 4/15/23	27,966,000	27,525,843
Zimmer Holdings 4.625% 11/30/19	7,228,000	7,649,804

		38,890,520

Health Care Providers & Services–0.20%
Abbott Laboratories 4.90% 11/30/46	12,460,000	12,838,410
#Highmark 144A 6.125% 5/15/41	427,000	396,353

		13,234,763

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure–0.29%
Marriott International
3.125% 6/15/26	8,383,000	$7,950,773
3.75% 3/15/25	7,194,000	7,189,274
Starbucks 2.45% 6/15/26	4,001,000	3,823,124

		18,963,171

Independent Power & Renewable Electricity Producers–0.09%
AES Gener
#144A 5.00% 7/14/25	3,809,000	3,787,651
#144A 5.25% 8/15/21	2,088,000	2,193,607

		5,981,258

Industrial Conglomerates–0.35%
General Electric
#144A 3.80% 6/18/19	3,761,000	3,932,404
5.55% 5/4/20	2,503,000	2,769,382
6.00% 8/7/19	7,023,000	7,762,290
#Siemens Financierings-maatschappij 144A 1.70% 9/15/21	8,760,000	8,421,338

		22,885,414

Insurance–1.28%
Allstate 3.28% 12/15/26	5,365,000	5,393,923
Berkshire Hathaway Finance 2.90% 10/15/20	5,761,000	5,903,320
#Five Corners Funding Trust 144A 4.42% 11/15/23	3,093,000	3,274,819
MetLife 6.817% 8/15/18	8,289,000	8,938,435
#MetLife Capital Trust X 144A 9.25% 4/8/38	6,723,000	9,160,087
#Metropolitan Life Global Funding I 144A 3.45% 12/18/26	1,160,000	1,172,157
#Principal Life Global Funding II 144A 3.00% 4/18/26	5,172,000	5,033,566
•Prudential Financial 5.375% 5/15/45	4,665,000	4,781,625
TIAA Asset Management Finance
#144A 2.95% 11/1/19	4,971,000	5,060,220
#144A 4.125% 11/1/24	22,109,000	22,367,963
XLIT
4.45% 3/31/25	4,247,000	4,218,384
5.50% 3/31/45	6,060,000	5,770,144
•6.50% 10/29/49	3,888,000	3,042,360

		84,117,003

Internet Software & Services–0.15%
JD.com 3.13% 4/29/21	3,600,000	3,562,607
#Tencent Holdings 144A 3.375% 5/2/19	5,910,000	6,046,793

		9,609,400

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
IT Services–0.25%
Fidelity National Information Services
3.00% 8/15/26	2,995,000	$2,817,885
5.00% 10/15/25	12,614,000	13,762,366

		16,580,251

Machinery–0.24%
Roper Technologies
2.80% 12/15/21	4,110,000	4,112,750
3.80% 12/15/26	11,615,000	11,728,130

		15,840,880

Media–1.70%
21st Century Fox America 4.95% 10/15/45	9,056,000	9,342,604
Charter Communications Operating 4.908% 7/23/25	11,799,000	12,456,546
#Columbus Cable Barbados 144A 7.375% 3/30/21	2,446,000	2,612,059
Comcast 3.15% 3/1/26	19,119,000	18,886,532
Grupo Televisa
5.00% 5/13/45	3,294,000	2,808,929
6.13% 1/31/46	1,660,000	1,656,257
Historic TW 6.88% 6/15/18	13,957,000	14,932,497
Omnicom Group 3.60% 4/15/26	1,303,000	1,292,064
#Sky 144A 3.75% 9/16/24	13,581,000	13,646,732
Time Warner Cable 7.30% 7/1/38	19,765,000	24,385,859
Viacom 3.45% 10/4/26	4,715,000	4,366,448
#VTR Finance 144A 6.875% 1/15/24	2,599,000	2,689,965
WPP Finance 2010 5.625% 11/15/43	2,372,000	2,552,030

		111,628,522

Metals & Mining–0.17%
#•BHP Billiton Finance USA 144A 6.25% 10/19/75	8,575,000	9,318,453
#MMC Norilsk Nickel 144A 5.55% 10/28/20	1,748,000	1,865,181

		11,183,634

Mortgage Real Estate Investment Trusts–1.77%
American Tower
2.25% 1/15/22	5,895,000	5,653,281
4.00% 6/1/25	7,379,000	7,410,619
4.40% 2/15/26	10,350,000	10,595,502
#American Tower Trust I 144A 3.07% 3/15/23	5,831,000	5,789,335
AvalonBay Communities 2.95% 5/11/26	9,675,000	9,246,988
Corporate Office Properties
3.60% 5/15/23	4,342,000	4,183,899
5.25% 2/15/24	4,857,000	5,067,449

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Mortgage Real Estate Investment Trusts (continued)
Crown Castle International 5.25% 1/15/23	6,976,000	$7,534,080
CubeSmart 3.125% 9/1/26	6,735,000	6,360,339
DDR 7.875% 9/1/20	5,322,000	6,202,599
Education Realty Operating Partnership 4.60% 12/1/24	5,761,000	5,751,777
Hospitality Properties Trust 4.50% 3/15/25	5,307,000	5,181,739
Host Hotels & Resorts 3.75% 10/15/23	5,643,000	5,548,023
Kite Realty Group 4.00% 10/1/26	2,285,000	2,190,819
Lifestorage 3.50% 7/1/26	4,958,000	4,768,089
#PLA Administradora Industrial S de RL 144A 5.25% 11/10/22	3,490,000	3,359,125
#Trust F 144A 5.25% 1/30/26	2,071,000	1,993,337
UDR 4.00% 10/1/25	1,813,000	1,859,103
#WEA Finance 144A 3.75% 9/17/24	12,693,000	12,854,988
WP Carey 4.60% 4/1/24	4,604,000	4,672,986

		116,224,077

Multi-Utilities–0.93%
Ameren Illinois 9.75% 11/15/18	12,768,000	14,598,178
Black Hills
3.15% 1/15/27	3,550,000	3,404,354
3.95% 1/15/26	2,162,000	2,211,631
CMS Energy 6.25% 2/1/20	6,721,000	7,439,677
DTE Energy
2.85% 10/1/26	8,590,000	7,996,852
3.30% 6/15/22	6,657,000	6,779,941
#KeySpan Gas East 144A 2.742% 8/15/26	7,685,000	7,304,792
NiSource Finance 6.125% 3/1/22	5,747,000	6,635,268
SCANA 4.125% 2/1/22	4,532,000	4,584,055

		60,954,748

Oil, Gas & Consumable Fuels–2.88%
Anadarko Petroleum 6.60% 3/15/46	14,850,000	18,381,048
BP Capital Markets
3.216% 11/28/23	5,225,000	5,281,963
3.561% 11/1/21	3,035,000	3,170,252
3.723% 11/28/28	4,735,000	4,817,934
Buckeye Partners 3.95% 12/1/26	5,740,000	5,597,527
CNOOC Finance 2015 Australia 2.625% 5/5/20	3,372,000	3,363,766
ConocoPhillips 4.95% 3/15/26	14,108,000	15,603,702
Enbridge
4.25% 12/1/26	3,490,000	3,580,433

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge (continued) •6.00% 1/15/77	6,080,000	$6,080,000
Energy Transfer Partners 6.125% 12/15/45	10,935,000	11,674,512
9.70% 3/15/19	4,172,000	4,790,966
•Enterprise Products Operating 7.034% 1/15/68	1,419,000	1,455,915
Noble Energy 5.05% 11/15/44	4,835,000	4,867,201
#Pertamina Persero 144A 4.88% 5/3/22	4,600,000	4,739,150
Petrobras Global Finance 8.375% 5/23/21	2,630,000	2,840,400
Petroleos Mexicanos #•144A 4.607% 3/11/22	4,520,000	4,666,900
6.625% 6/15/35	1,084,000	1,073,160
#144A 6.75% 9/21/47	2,670,000	2,529,291
#Petronas Global Sukuk 144A 2.707% 3/18/20	4,783,000	4,782,990
Plains All American Pipeline 4.50% 12/15/26	13,130,000	13,345,713
8.75% 5/1/19	6,275,000	7,147,620
Regency Energy Partners 5.00% 10/1/22	8,905,000	9,447,956
Shell International Finance 2.875% 5/10/26	2,796,000	2,706,439
3.75% 9/12/46	2,905,000	2,679,955
4.00% 5/10/46	13,610,000	13,047,703
#Tengizchevroil Finance Co. International 144A 4.00% 8/15/26	3,600,000	3,392,550
•Transcanada Trust
5.875% 8/15/76	6,685,000	6,969,113
Williams Partners 7.25% 2/1/17	5,687,000	5,709,321
Woodside Finance #144A 3.65% 3/5/25	3,481,000	3,406,475
#144A 3.70% 9/15/26	5,070,000	4,967,936
#144A 8.75% 3/1/19	6,569,000	7,416,572

		189,534,463

Paper & Forest Products–0.62%
Georgia-Pacific 8.00% 1/15/24	16,242,000	20,759,712
International Paper 4.40% 8/15/47	12,705,000	12,055,520
5.15% 5/15/46	7,792,000	8,157,079

		40,972,311

Pharmaceuticals–0.76%
#Mylan 144A 3.95% 6/15/26	15,076,000	14,136,147
Pfizer 3.00% 12/15/26	8,055,000	7,962,086
Shire Acquisitions Investments Ireland 2.40% 9/23/21	3,265,000	3,157,431
2.875% 9/23/23	10,330,000	9,832,920

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III 2.80% 7/21/23	15,740,000	$14,921,315

		50,009,899

Road & Rail–0.77%
Burlington Northern Santa Fe 4.70% 9/1/45	13,834,000	15,178,181
CSX 2.60% 11/1/26	5,945,000	5,577,100
3.80% 11/1/46	13,365,000	12,444,004
General Motors Financial 4.00% 10/6/26	17,902,000	17,247,413

		50,446,698

Semiconductors & Semiconductor Equipment–0.54%
Analog Devices 2.50% 12/5/21	1,265,000	1,254,833
3.50% 12/5/26	5,425,000	5,385,967
Intel 2.60% 5/19/26	4,818,000	4,665,660
National Semiconductor 6.60% 6/15/17	8,928,000	9,150,468
#NXP 144A 4.13% 6/1/21	14,460,000	14,966,100

		35,423,028

Software–0.17%
CDK Global 5.00% 10/15/24	5,523,000	5,384,925
Oracle 1.90% 9/15/21	2,254,000	2,204,067
4.00% 7/15/46	3,841,000	3,683,254

		11,272,246

Specialty Retail–0.35%
Lowe’s 3.375% 9/15/25	5,320,000	5,417,122
3.70% 4/15/46	7,727,000	7,231,537
Target 3.625% 4/15/46	11,397,000	10,618,015

		23,266,674

Technology Hardware, Storage & Peripherals–0.10%
Apple 3.45% 2/9/45	2,275,000	2,013,198
#Samsung Electronics America 144A 1.75% 4/10/17	4,617,000	4,619,262

		6,632,460

Textiles, Apparel & Luxury Goods–0.10%
#INVISTA Finance 144A 4.25% 10/15/19	6,469,000	6,445,679

		6,445,679

Tobacco–0.25%
Altria Group 3.875% 9/16/46	8,960,000	8,304,397
Reynolds American 4.00% 6/12/22	973,000	1,018,925

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Tobacco (continued)
Reynolds American (continued)
4.45% 6/12/25	7,037,000	$7,442,507

		16,765,829

Trading Companies & Distributors–0.10%
Air Lease 3.00% 9/15/23	7,140,000	6,831,681

		6,831,681

Wireless Telecommunication Services–0.50%
#Crown Castle Towers 144A 4.883% 8/15/20	26,778,000	28,539,727
#Millicom International Cellular 144A 6.63% 10/15/21	2,403,000	2,531,032
#Vimpel Communications Via VIP Finance Ireland 144A 7.75% 2/2/21	1,927,000	2,152,652

		33,223,411

Total Corporate Bonds (Cost $2,726,513,968)		2,718,777,892

MUNICIPAL BONDS–2.25%
California State Various Purposes 7.55% 4/1/39	2,320,000	3,435,108
Commonwealth of Massachusetts Series C 5.00% 10/1/25	4,510,000	5,449,027
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bonds 6.574% 7/1/45	14,465,000	19,929,732
Massachusetts State Transportation Fund Revenue Recovery Zone Economic Development Taxable Build America Bonds 5.731% 6/1/40	5,615,000	7,131,331
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds Series A 7.102% 1/1/41	11,776,000	16,488,166
New Jersey State Turnpike Revenue Authority Taxable Build America Bonds Series F 7.414% 1/1/40	2,267,000	3,276,246
New York City, New York
Series C 5.00% 8/1/26	1,500,000	1,787,910
Series C 5.00% 8/1/27	1,785,000	2,111,780
New York City, New York Taxable Build America Bonds Series F-1 6.271% 12/1/37	16,345,000	21,244,741

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
New York Metropolitan Transportation Authority Revenue Taxable Build America Bonds Series E 6.814% 11/15/40	3,225,000	$4,285,896
New York Triborough Bridge & Tunnel Authority Revenue Taxable Build America Bond Series A2 5.45% 11/15/32	15,775,000	18,536,098
Oregon State Taxable Pension 5.892% 6/1/27	3,040,000	3,691,472
San Francisco Bay Area California Toll Authority Bridge Revenue Taxable Build America Bonds Series S3 6.907% 10/1/50	11,955,000	16,853,322
South Carolina Public Service Authority Series D 4.77% 12/1/45	2,763,000	2,846,581
Texas Water Development Board Water Implementation Revenue
5.00% 10/15/46	6,610,000	7,548,223
Series A 5.00% 10/15/45	2,315,000	2,616,459
University of Missouri (Curators University) Taxable Build America Bonds 5.792% 11/1/41	8,070,000	10,552,413

Total Municipal Bonds (Cost $121,572,642)		147,784,505

NON-AGENCY ASSET-BACKED SECURITIES–5.75%
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	5,656,000	5,664,045
Series 2014-4 A2 1.43% 6/17/19	9,395,000	9,400,550
American Express Credit Account Master Trust
•Series 2012-1 A 0.97% 1/15/20	2,861,000	2,862,624
•Series 2013-2 A 1.12% 5/17/21	2,953,000	2,962,064
•Series 2014-5 A 0.99% 5/15/20	180,000	180,179
#•AMMC CLO 16 Series 2015-16A A1 144A 2.381% 4/14/27	9,135,000	9,140,061
#•AMMC CLO 19 Series 2016-19A A 144A 2.381% 10/15/28	3,000,000	2,998,413
#•Ares XXXII Series 2014-32A A1 144A 2.386% 11/15/25	15,000,000	15,054,990
#ARI Fleet Lease Trust Series 2015-A A2 144A 1.11% 11/15/18	831,844	830,316
Avery Point VI
#•Series 2015-6A A 144A 2.33% 8/5/27	8,350,000	8,364,830

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Avery Point VI (continued)
#•Series 2015-6A B 144A 2.831% 8/5/27	3,000,000	$3,007,767
Avis Budget Rental Car Funding AESOP
#Series 2013-1A A 144A 1.92% 9/20/19	5,242,000	5,215,643
#Series 2014-1A A 144A 2.46% 7/20/20	6,919,000	6,902,334
•BA Credit Card Trust Series 2016-A1 A 1.094% 10/15/21	6,421,000	6,439,739
#•Benefit Street Partners CLO X Series 2016-10A A1 144A 2.233% 1/15/29	3,500,000	3,498,250
#•BlueMountain CLO Series 2013-4A B1 144A 2.78% 4/15/25	5,000,000	4,936,435
Cabela’s Credit Card Master Note Trust Series 2015-1A A1 2.26% 3/15/23	3,495,000	3,499,858
#California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18	141,288	141,282
•Capital One Multi-Asset Execution Trust Series 2014-A4 A 1.064% 6/15/22	6,517,000	6,532,866
#•Cedar Funding VI CLO Series 2016-6A A1 144A 2.344% 10/20/28	9,600,000	9,607,296
#•Cent CLO 20 Series 2013-20A A 144A 2.36% 1/25/26	9,000,000	8,995,446
#•Cent CLO 21 Series 2014-21A A1B 144A 2.276% 7/27/26	15,000,000	14,992,410
•Chase Issuance Trust Series 2007-B1 B1 0.95% 4/15/19	18,355,000	18,349,980
#•Chesapeake Funding Series 2014-1A A 144A 1.07% 3/7/26	2,757,455	2,747,980
•Citibank Credit Card Issuance Trust Series 2016-A3 A3 1.27% 12/7/23	10,000,000	10,004,688
•CNH Equipment Trust Series 2016-B A2B 1.104% 10/15/19	1,228,000	1,229,578
Discover Card Execution Note Trust
•Series 2014-A1 A1 1.134% 7/15/21	4,180,000	4,195,592
•Series 2016-A2 A2 1.244% 9/15/21	3,840,000	3,862,608
#•Flagship VII Series 2013-7A A1 144A 2.351% 1/20/26	14,000,000	13,992,930

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	4,218,269	$4,218,760
#Ford Credit Auto Owner Trust Series 2016-2 A 144A 2.03% 12/15/27	5,575,000	5,482,902
Ford Credit Floorplan Master Owner Trust A
•Series 2015-2 A2 1.27% 1/15/22	8,736,000	8,739,792
•Series 2015-4 A2 1.30% 8/15/20	5,990,000	6,015,702
•GE Dealer Floorplan Master Note Trust Series 2015-1 A 1.24% 1/20/20	4,377,000	4,383,467
#•Golden Credit Card Trust Series 2014-2A A 144A 1.154% 3/15/21	11,265,000	11,277,847
#GreatAmerica Leasing Receivables Series 2014-1 A3 144A 0.89% 7/15/17	155,514	155,474
#HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44	1,518,450	1,344,234
#•JFIN CLO Series 2014-1A A 144A 2.381% 4/20/25	9,500,000	9,525,555
#•KKR Financial CLO Series 2013-1A A1 144A 2.03% 7/15/25	10,000,000	9,988,660
#•MAPS CLO Fund II Series 2007-2A A1 144A 1.121% 7/20/22	2,893,017	2,885,846
•Mercedes-Benz Auto Lease Trust Series 2016-A A2B 1.264% 7/16/18	3,242,461	3,246,322
#•Mercedes-Benz Master Owner Trust Series 2016-AA A 144A 1.284% 5/15/20	5,054,000	5,070,155
•Morgan Stanley ABS Capital I Trust Series 2005-HE5 M1 1.39% 9/25/35	2,383,139	2,377,126
#•Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 144A 2.106% 9/27/21	3,335,000	3,343,942
•New Century Home Equity Loan Trust Series 2005-2 M1 1.40% 6/25/35	2,487,885	2,483,159
•Nissan Auto Lease Trust Series 2015-B A2B 1.234% 12/15/17	1,846,737	1,848,517
#•OHA Credit Partners IX Series 2013-9A A1 144A 2.281% 10/20/25	3,373,174	3,372,270
#•Penarth Master Issuer Series 2015-2A A1 144A 1.14% 5/18/19	3,495,000	3,495,024

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#Porsche Innovative Lease Owner Trust Series 2015-1 A3 144A 1.19% 7/23/18	914,617	$914,733
•RAMP Trust Series 2005-RS3 M1 1.176% 3/25/35	1,567,353	1,564,504
#•Saranac CLO I Series 2013-1A A1A 144A 2.364% 10/26/24	10,000,000	10,045,020
#•Shackleton V CLO Series 2014-5A A 144A 2.381% 5/7/26	10,425,000	10,428,357
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	6,875,000	6,878,835
Series 2015-2 A 1.60% 4/15/21	5,250,000	5,254,429
#•Telos CLO Series 2013-4A A 144A 2.18% 7/17/24	11,500,000	11,494,204
#•THL Credit Wind River CLO Series 2013-2A A2B 144A 2.522% 1/18/26	6,265,000	6,262,619
Toyota Auto Receivables Owner Trust
Series 2015-B A3 1.27% 5/15/19	6,115,000	6,114,895
Series 2016-C A2A 1.00% 1/15/19	2,750,000	2,745,370
#•Venture CDO Series 2016-25A A1 144A 2.49% 4/20/29	3,920,000	3,918,040
#•Venture XVI CLO Series 2014-16A A1L 144A 2.38% 4/15/26	12,000,000	12,006,912
#Verizon Owner Trust Series 2016-2A A 144A 1.68% 5/20/21	4,405,000	4,387,254
#Volkswagen Credit Auto Master Trust Series 2014-1A A2 144A 1.40% 7/22/19	12,809,000	12,800,167
Volvo Financial Equipment
#Series 2014-1A A3 144A 0.82% 4/16/18	528,965	528,622
#Series 2014-1A B 144A 1.66% 11/16/20	3,757,000	3,750,890
•World Financial Network Credit Card Master Trust Series 2015-A A 1.18% 2/15/22	4,220,000	4,228,142

Total Non-Agency Asset-Backed Securities (Cost $377,705,414)		378,188,501

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.21%
Agate Bay Mortgage Trust
#•Series 2015-1 B1 144A 3.82% 1/25/45	3,230,001	3,233,933
#•Series 2015-1 B2 144A 3.82% 1/25/45	1,825,152	1,799,409
fCiticorp Residential Mortgage Securities Series 2006-3 A5 5.836% 11/25/36	4,987,000	5,111,154

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Mortgage Trust
#•Series 2014-2 B1 144A 3.431% 6/25/29	2,258,289	$2,233,900
#•Series 2014-2 B2 144A 3.431% 6/25/29	841,371	823,336
#•Series 2014-IVR6 2A4 144A 2.50% 7/25/44	2,896,000	2,852,135
#•Series 2015-4 B1 144A 3.629% 6/25/45	3,040,739	2,953,893
#•Series 2015-4 B2 144A 3.629% 6/25/45	2,177,630	2,078,696
#•Series 2016-4 B1 144A 3.914% 10/25/46	1,617,371	1,639,690
#•Series 2016-4 B2 144A 3.914% 10/25/46	2,759,320	2,665,677
JPMorgan Trust
#•Series 2015-1 B1 144A 2.64% 12/25/44	4,023,568	3,984,010
#•Series 2015-1 B2 144A 2.64% 12/25/44	3,387,127	3,305,608
#•Series 2015-5 B2 144A 2.896% 5/25/45	3,345,309	3,150,621
#•Series 2015-6 B1 144A 3.631% 10/25/45	2,196,987	2,166,285
#•Series 2015-6 B2 144A 3.631% 10/25/45	2,130,089	2,069,259
New Residential Mortgage Loan Trust
#•Series 2015-2A A1 144A 3.75% 8/25/55	4,381,888	4,524,417
#•Series 2016-4A A1 144A 3.75% 11/25/56	1,758,750	1,811,970
Sequoia Mortgage Trust
•Series 2013-4 B2 3.494% 4/25/43	1,979,687	1,954,691
#•Series 2013-11 B1 144A 3.666% 9/25/43	2,698,505	2,706,437
#•Series 2014-2 A4 144A 3.50% 7/25/44	2,639,471	2,633,905
#•Series 2015-1 B2 144A 3.881% 1/25/45	2,311,554	2,285,047
•Thornburg Mortgage Securities Trust Series 2007-4 1A1 2.82% 9/25/37	2,328,572	2,275,797
Towd Point Mortgage Trust
#•Series 2015-5 A1B 144A 2.75% 5/25/55	4,112,369	4,122,342
#•Series 2015-6 A1B 144A 2.75% 4/25/55	4,289,314	4,291,934
#•Series 2016-1 A1B 144A 2.75% 2/25/55	3,302,263	3,310,034

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Towd Point Mortgage Trust (continued)
#•Series 2016-2 A1 144A 3.00% 8/25/55	2,779,602	$2,794,167
#•Series 2016-3 A1 144A 2.25% 8/25/55	3,972,010	3,940,061
#•WinWater Mortgage Loan Trust Series 2015-3 B1 144A 3.91% 3/20/45	3,275,323	3,256,881

Total Non-Agency Collateralized Mortgage Obligations (Cost $79,301,848)		79,975,289

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES– 5.25%
•Banc of America Commercial Mortgage Trust Series 2007-4 AM 5.814% 2/10/51	5,552,000	5,654,211
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PWR18 A4 5.70% 6/11/50	2,753,789	2,812,849
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	4,480,000	4,517,905
•Series 2016-CD2 A4 3.526% 11/10/49	4,020,000	4,133,167
CFCRE Commercial Mortgage Trust
#•Series 2011-C2 C 144A 5.933% 12/15/47	4,875,000	5,374,798
Series 2016-C7 A3 3.839% 12/10/54	8,560,000	8,843,713
Citigroup Commercial Mortgage Trust
•Series 2007-C6 AM 5.711% 12/10/49	3,102,000	3,146,496
Series 2014-GC25 A4 3.635% 10/10/47	6,146,000	6,364,050
Series 2015-GC27 A5 3.137% 2/10/48	14,090,000	14,068,144
Series 2016-P3 A4 3.329% 4/15/49	5,242,000	5,265,941
Series 2016-P5 A4 2.941% 10/10/49	4,855,000	4,708,139
COMM Mortgage Trust
#Series 2013-CR6 AM 144A 3.147% 3/10/46	5,355,000	5,352,524
Series 2014-CR16 A4 4.051% 4/10/47	5,347,000	5,687,251
Series 2014-CR19 A5 3.796% 8/10/47	3,947,000	4,135,355

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2014-CR20 AM 3.938% 11/10/47	10,915,000	$11,286,766
#Series 2015-3BP A 144A 3.178% 2/10/35	18,301,000	18,297,664
Series 2015-CR23 A4 3.497% 5/10/48	2,887,000	2,957,654
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	2,305,636	2,304,811
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	9,745,000	9,837,032
Series 2016-C3 A5 2.89% 9/10/49	11,535,000	11,245,408
DB-UBS Mortgage Trust
#Series 2011-LC1A A3 144A 5.002% 11/10/46	5,325,000	5,777,177
#•Series 2011-LC1A C 144A 5.685% 11/10/46	6,552,000	7,230,817
#GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	13,724,000	14,237,493
GS Mortgage Securities Trust
#•Series 2010-C1 C 144A 5.64% 8/10/43	3,023,000	3,222,966
Series 2014-GC24 A5 3.931% 9/10/47	10,002,000	10,557,038
Series 2015-GC32 A4 3.764% 7/10/48	3,538,000	3,695,804
#Houston Galleria Mall Trust Series 2015-HGLR A1A2 144A 3.087% 3/5/37	8,067,000	7,883,699
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	16,643,000	17,293,730
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	11,776,000	11,727,843
Series 2016-C4 A3 3.141% 12/15/49	7,000,000	6,958,182
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.524% 8/12/37	1,656,000	1,740,178
•Series 2005-LDP5 D 5.524% 12/15/44	3,145,000	3,138,895
Series 2013-LC11 B 3.499% 4/15/46	6,289,000	6,351,694

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2015-JP1 A5 3.914% 1/15/49	8,627,000	$9,093,481
Series 2016-JP2 A4 2.822% 8/15/49	300,000	290,775
#Series 2016-WIKI A 144A 2.798% 10/5/31	2,325,000	2,334,411
#Series 2016-WIKI B 144A 3.201% 10/5/31	4,395,000	4,423,642
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	94,571	94,546
•Series 2006-C6 AJ 5.452% 9/15/39	5,270,441	4,729,167
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	4,958,000	5,169,859
Series 2015-C23 A4 3.719% 7/15/50	18,182,000	18,855,418
Series 2015-C26 A5 3.531% 10/15/48	8,783,000	8,996,136
Series 2016-C29 A4 3.325% 5/15/49	4,910,000	4,919,054
Morgan Stanley Capital I Trust
•Series 2006-HQ10 B 5.448% 11/12/41	3,200,000	3,230,484
Series 2011-C3 A4 4.12% 7/1/49	5,645,000	6,063,098
UBS Commercial Mortgage Trust Series 2012-C1 A3 3.40% 5/10/45	5,197,341	5,414,944
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 B 4.142% 10/15/45	3,276,000	3,377,910
Series 2014-LC18 A5 3.41% 12/15/47	4,251,000	4,321,497
Series 2015-NXS3 A4 3.617% 9/15/57	4,455,000	4,588,630
Series 2016-BNK1 A3 2.652% 8/15/49	7,895,000	7,546,591
WF-RBS Commercial Mortgage Trust Series 2012-C10 A3 2.875% 12/15/45	16,115,000	16,299,380

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $351,744,182)		345,558,417

ΔREGIONAL BONDS–0.54%
Canada–0.23%
Province of British Columbia 2.25% 6/2/26	9,985,000	9,510,283

	Principal Amount°	Value (U.S. $)

ΔREGIONAL BONDS (continued)
Canada (continued)
Province of Manitoba 2.125% 6/22/26	6,023,000	$5,625,693

		15,135,976

Japan–0.31%
Japan Finance Organization For Municipalities
#144A 2.125% 4/13/21	10,140,000	9,924,048
#144A 2.125% 10/25/23	10,822,000	10,304,481

		20,228,529

Total Regional Bonds (Cost $36,789,847)		35,364,505

«SENIOR SECURED LOANS–0.69%
FCA US Tranche B 1st Lien 3.50% 5/24/17	3,405,237	3,419,062
First Data 1st Lien 3.756% 3/24/21	13,407,553	13,579,773
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20	11,950,000	12,129,250
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	11,542,664	11,620,981
USI Tranche B 1st Lien 4.25% 12/27/19	4,637,977	4,672,298

Total Senior Secured Loans (Cost $44,622,792)		45,421,364

ΔSOVEREIGN BONDS–0.52%
Bermuda–0.03%
#Bermuda Government International Bond 144A 3.717% 1/25/27	2,200,000	2,090,000

		2,090,000

Croatia–0.03%
#Croatia Government International Bond 144A 6.38% 3/24/21	1,748,000	1,905,068

		1,905,068

Hungary–0.06%
Hungary Government International Bond 5.75% 11/22/23	3,500,000	3,887,537

		3,887,537

Indonesia–0.03%
#Indonesia Government International Bond 144A 4.875% 5/5/21	2,010,000	2,132,833

		2,132,833

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Japan–0.31%
Development Bank of Japan
#144A 1.625% 9/1/21	8,244,000	$7,936,754
#144A 1.875% 9/1/26	8,244,000	7,528,800
Japan International Cooperation Agency 2.125% 10/20/26	4,894,000	4,563,738

		20,029,292

Jordan–0.02%
#Jordan Government International Bond 144A 5.75% 1/31/27	1,300,000	1,234,727

		1,234,727

Uruguay–0.04%
Uruguay Government International Bond 4.375% 10/27/27	2,901,000	2,922,903

		2,922,903

Total Sovereign Bonds (Cost $35,633,534)		34,202,360

SUPRANATIONAL BANK–0.12%
European Investment Bank 1.375% 9/15/21	8,250,000	7,948,809

Total Supranational Bank (Cost $8,237,955)		7,948,809

U.S. TREASURY OBLIGATIONS–5.83%
U.S. Treasury Bond 2.875% 11/15/46	148,330,000	143,234,123
U.S. Treasury Inflation Index Notes
0.13% 4/15/19	65,301,546	66,134,859
0.13% 4/15/21	23,279,674	23,428,128
U.S. Treasury Notes
1.25% 10/31/21	41,395,000	40,145,078
1.50% 8/15/26	119,890,000	110,270,746

Total U.S. Treasury Obligations (Cost $400,339,341)		383,212,934

	Number of Shares

PREFERRED STOCK–0.50%
•General Electric 5.00%	15,380,000	15,979,051
•Integrys Energy Group 6.00%	248,850	6,485,653
#•PNC Preferred Funding Trust II 2.186%	10,000,000	9,675,000

	Number of Shares	Value (U.S. $ )

PREFERRED STOCK (continued)
#•USB Realty 2.027%	615,000	542,738

Total Preferred Stock (Cost $31,681,871)		32,682,442

MONEY MARKET FUND–0.53%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	35,166,485	$35,166,485

Total Money Market Fund (Cost $35,166,485)		35,166,485

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–9.69%
Certificates of Deposit–0.46%
Abbey National Treasury Services 1.48% 12/7/17	2,500,000	2,501,475
Bank of Montreal Chicago 1.40% 12/7/17	2,500,000	2,497,346
BNP Paribas New York Branch 1.47% 12/7/17	2,500,000	2,499,944
Credit Suisse New York 1.28% 1/9/17	23,000,000	23,004,522

		30,503,287

Commercial Paper–0.37%
Princeton University 0.65% 2/7/17	24,500,000	24,501,485

		24,501,485

≠Discounted Commercial Paper–8.65%
Abbey National Treasury Services 0.53% 1/3/17	61,150,000	61,148,199
Apple 0.50% 1/6/17	27,265,000	27,262,800
Cornell University
0.60% 1/11/17	18,000,000	17,997,120
0.65% 2/9/17	13,200,000	13,189,308
0.67% 2/2/17	15,000,000	14,990,850
0.70% 2/23/17	15,000,000	14,982,150
CPPIB Capital
0.68% 1/9/17	30,000,000	29,996,016
0.89% 4/20/17	6,500,000	6,478,555
Dartmouth College 0.78% 3/8/17	10,000,000	9,985,200
DNB Bank
0.57% 1/5/17	33,250,000	33,247,466
1.17% 6/19/17	25,000,000	24,866,883

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Duke University
0.60% 1/11/17	13,000,000	$12,997,890
0.65% 2/8/17	21,409,000	21,394,776
0.78% 3/8/17	23,500,000	23,466,931
Harvard University
0.50% 1/10/17	23,000,000	22,996,943
0.65% 1/12/17	3,000,000	2,999,523
JPMorgan Securities
1.02% 4/3/17	10,000,000	9,973,497
1.05% 7/10/17	14,000,000	13,998,110
Natixis New York Branch 0.68% 1/11/17	10,000,000	9,997,917
Societe Generale 0.89% 3/28/17	25,000,000	24,945,855
Toyota Motor Credit 0.56% 1/19/17	23,500,000	23,491,789
University of California 0.65% 2/3/17	23,500,000	23,485,195
University of Chicago
0.56% 1/18/17	25,000,000	24,993,000
0.58% 1/5/17	25,000,000	24,999,000
0.65% 2/8/17	13,000,000	12,990,510
Yale University
0.55% 1/18/17	37,000,000	36,989,903
0.58% 2/1/17	25,000,000	24,986,823

		568,852,209

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
Floating Rate Note–0.21%
JPMorgan Securities •1.30% 10/19/17	13,500,000	$13,515,903

		13,515,903

Total Short Term Investments (Cost $637,364,639)		637,372,884

TOTAL VALUE OF SECURITIES–107.58% (Cost $7,101,324,276)	7,075,480,269
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(7.58%)	(498,673,797)

NET ASSETS APPLICABLE TO 490,199,818 SHARES OUTSTANDING–100.00%	$6,576,806,472

NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND STANDARD CLASS ($3,324,029,025 /247,754,010 Shares)	$13.417

NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND SERVICE CLASS ($3,252,777,447 / 242,445,808 Shares)	$13.417

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$6,616,072,015
Undistributed net investment income	27,217
Accumulated net realized loss on investments	(8,169,599)
Net unrealized depreciation of investments, foreign currencies and derivatives	(31,123,161)

Total net assets	$6,576,806,472

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $1,158,273,107, which represents 17.61% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

«

Includes $11,263,737 cash collateral held at broker for futures contracts, $1,576,596 cash collateral held at broker for swap contracts, $2,657,693 due to manager and affiliates, $766,423,087 payable for investments purchased and $4,099,475 payable for fund shares redeemed as of December 31, 2016.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2016.

The following futures contracts and swap contracts were outstanding at December 31, 2016:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(4,693)	U.S. Treasury 10 yr Notes - Interest Rate Contract	$(578,204,614)	$(583,251,906)	3/23/17	$(5,047,292)
(107)	U.S. Treasury Long Bond - Interest Rate Contract	(16,214,305)	(16,120,219)	3/23/17	94,086

					$(4,953,206)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments (Receipts)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Sold:
HSBC	CDX.EM.26[3]	19,490,000	1.00%	12/20/21	$(1,179,734)	$(43,782)

Interest Rate Swap Contracts

Counterparty & Swap Referenced Obligation	Notional Value[2]	Fixed (Paid) Interest Rate Received	Floating Interest Rate Paid	Termination Date	Unrealized Appreciation (Depreciation)
LCH-BAMLL IRS 3-Month USD LIBOR	9,775,000	2.715%	0.997%	12/22/46	$(281,006)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

3Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia. Constituents for the index can be found at www.markit.com/Documentation.

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

BAMLL–Bank of America Merrill Lynch

BB–Barclays Bank

BNP–Banque Paribas

DB–Deutsche Bank

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CLO–Collateralized Loan Obligation

FREMF–Freddie Mac Multifamily

GE–General Electric

GNMA–Government National Mortgage Association

GS–Goldman Sachs

HSBC–Hong Kong Shanghai Bank

IRS–Interest Rate Swap

IT–Information Technology

JPM–JPMorgan

LB–Lehman Brothers

LCH–London Clearing House

MSC–Morgan Stanley Capital

RBS–Royal Bank of Scotland

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$183,051,522
Dividends	406,005

183,457,527

EXPENSES:
Management fees	22,195,009
Distribution fees-Service Class	11,018,938
Accounting and administration expenses	1,793,277
Reports and statements to shareholders	439,484
Trustees’ fees and expenses	191,948
Professional fees	186,880
Custodian fees	114,055
Pricing fees	71,465
Consulting fees	6,128
Other	78,333

Total operating expenses	36,095,517

NET INVESTMENT INCOME	147,362,010

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	62,062,623
Redemptions in kind*	23,377,413
Foreign currencies	(1,123,476)
Foreign currency exchange contracts	143,031
Futures contracts	2,749,152
Swap contracts	12,149,259

Net realized gain	99,358,002

Net change in unrealized appreciation (depreciation) of:
Investments	(23,445,242)
Foreign currencies	61,508
Foreign currency exchange contracts	6,156
Futures contracts	(1,762,115)
Swap contracts	(694,531)

Net change in unrealized appreciation (depreciation)	(25,834,224)

NET REALIZED AND UNREALIZED GAIN	73,523,778

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$220,885,788

*See Note 9 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$147,362,010	$156,224,266
Net realized gain	99,358,002	13,067,341
Net change in unrealized appreciation (depreciation)	(25,834,224)	(153,766,941)

Net increase in net assets resulting from operations	220,885,788	15,524,666

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(92,207,658)	(109,096,427)
Service Class	(78,101,663)	(60,998,481)
Net realized gain:
Standard Class	(37,259,236)	(10,444,367)
Service Class	(36,167,223)	(6,883,908)

	(243,735,780)	(187,423,183)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	325,872,638	675,558,333
Service Class	493,328,111	473,919,065
Net asset value of shares issued upon reinvestment of dividend and distributions:
Standard Class	129,466,894	119,540,794
Service Class	114,268,886	67,882,389

	1,062,936,529	1,336,900,581

Cost of shares redeemed:
Standard Class	(1,706,326,999)	(444,721,637)
Service Class	(294,808,439)	(270,769,066)

	(2,001,135,438)	(715,490,703)

Increase (decrease) in net assets derived from capital share transactions	(938,198,909)	621,409,878

NET INCREASE (DECREASE) IN NET ASSETS	(961,048,901)	449,511,361
NET ASSETS:
Beginning of year	7,537,855,373	7,088,344,012

End of year	$6,576,806,472	$7,537,855,373

Undistributed (distributions in excess of) net investment income	$27,217	$(363,048)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$13.590	$13.903	$13.466	$14.212	$13.916

Income (loss) from investment operations:
Net investment income[1]	0.308	0.315	0.315	0.303	0.345
Net realized and unrealized gain (loss)	0.061	(0.261)	0.488	(0.634)	0.571

Total from investment operations	0.369	0.054	0.803	(0.331)	0.916

Less dividends and distributions from:
Net investment income	(0.386)	(0.335)	(0.290)	(0.247)	(0.290)
Net realized gain	(0.156)	(0.032)	(0.076)	(0.162)	(0.330)
Return of capital	—	—	—	(0.006)	—

Total dividends and distributions	(0.542)	(0.367)	(0.366)	(0.415)	(0.620)

Net asset value, end of period	$13.417	$13.590	$13.903	$13.466	$14.212

Total return[2]	2.72%	0.39%	5.97%	(2.31% )	6.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,324,029	$4,550,985	$4,304,241	$3,728,463	$2,448,509
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.37%	0.38%
Ratio of net investment income to average net assets	2.20%	2.25%	2.25%	2.18%	2.41%
Portfolio turnover	285%	364%	426%	431%	366%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$13.589	$13.902	$13.466	$14.212	$13.916

Income (loss) from investment operations:
Net investment income[1]	0.259	0.266	0.265	0.255	0.294
Net realized and unrealized gain (loss)	0.062	(0.261)	0.489	(0.635)	0.571

Total from investment operations	0.321	0.005	0.754	(0.380)	0.865

Less dividends and distributions from:
Net investment income	(0.337)	(0.286)	(0.242)	(0.198)	(0.239)
Net realized gain	(0.156)	(0.032)	(0.076)	(0.162)	(0.330)
Return of capital	—	—	—	(0.006)	—

Total dividends and distributions	(0.493)	(0.318)	(0.318)	(0.366)	(0.569)

Net asset value, end of period	$13.417	$13.589	$13.902	$13.466	$14.212

Total return[2]	2.37%	0.03%	5.60%	(2.64% )	6.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,252,777	$2,986,870	$2,784,103	$2,566,920	$2,453,224
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.72%	0.73%
Ratio of net investment income to average net assets	1.85%	1.90%	1.90%	1.83%	2.06%
Portfolio turnover	285%	364%	426%	431%	366%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income yield consistent with a prudent investment strategy.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates

LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of average daily net assets in excess of $400 million.

Delaware Investments Fund Advisers (“DIFA”) (the “Sub-Adviser”), a series of the Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$380,512
Legal	94,854

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $384,183 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Fund.

LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$1,704,790
Distribution fees payable to LFD	952,903

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $2,015,340.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$15,408,887,096
Purchases of U.S. government securities	4,766,907,175
Sales other than U.S. government securities	15,135,581,930
Sales of U.S. government securities	4,970,265,788

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$7,106,152,181

Aggregate unrealized appreciation	$81,661,126
Aggregate unrealized depreciation	(112,333,038)

Net unrealized depreciation	$(30,671,912)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations

LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Agency Collateralized Mortgage Obligations	$—	$217,550,377	$—	217,550,377
Agency Commercial Mortgage-Backed Securities	—	106,329,153	—	106,329,153
Agency Mortgage-Backed Securities	—	1,869,944,352	—	1,869,944,352
Corporate Bonds	—	2,718,777,892	—	2,718,777,892
Municipal Bonds	—	147,784,505	—	147,784,505
Non-Agency Asset-Backed Securities	—	378,188,501	—	378,188,501
Non-Agency Collateralized Mortgage Obligations	—	78,335,599	1,639,690	79,975,289
Non-Agency Commercial Mortgage-Backed Securities	—	345,558,417	—	345,558,417
Regional Bonds	—	35,364,505	—	35,364,505
Senior Secured Loans	—	45,421,364	—	45,421,364
Sovereign Bonds	—	34,202,360	—	34,202,360
Supranational Banks	—	7,948,809	—	7,948,809
U.S. Treasury Obligations	—	383,212,934	—	383,212,934
Preferred Stock	—	32,682,442	—	32,682,442
Short-Term Investments	35,166,485	637,372,884	—	672,539,369

Total	$35,166,485	$7,038,674,094	$1,639,690	$7,075,480,269

Swap Contracts	$—	$(324,788)	$—	$(324,788)

Futures Contracts	$(4,953,206)	$—	$—	$(4,953,206)

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$243,735,780	$183,532,855
Long-term capital gains	—	3,890,328

Total	$243,735,780	$187,423,183

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$6,616,072,015
Qualified late year capital losses deferred	(8,294,900)
Straddle losses deferred	(14,000)
Net unrealized depreciation	(30,956,643)

Net assets	$6,576,806,472

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of CDS and IRS swaps, and tax treatment of mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from November 1, 2016 through December 31, 2016, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, paydown gain (loss) on asset- and mortgage-backed

LVIP Delaware Bond Fund–31

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

securities, and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$23,337,576	$(23,337,576)
6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	23,278,182	48,294,475
Service Class	35,264,785	33,915,325
Shares issued upon reinvestment of dividends and distributions:
Standard Class	9,659,545	8,775,872
Service Class	8,523,712	4,981,748

	76,726,224	95,967,420

Shares redeemed:
Standard Class	(120,061,153)	(31,789,069)
Service Class	(21,139,433)	(19,371,758)

	(141,200,586)	(51,160,827)

Net increase (decrease)	(64,474,362)	44,806,593

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

LVIP Delaware Bond Fund–32

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.

During the year ended December 31, 2016, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, such as an index. In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2016, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as realized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2016, the notional value of the protection sold was $19,490,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2016, net unrealized depreciation of the protection sold was $43,782.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2016, the Fund used CDS contracts to hedge against credit events.

LVIP Delaware Bond Fund–33

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$94,086	Liabilities net of receivables and other assets	$(5,047,292)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(43,782)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(281,006)

Total		$94,086		$(5,372,080)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$143,031	$6,156
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,749,152	(1,762,115)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(506,261)	(413,525)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	12,655,520	(281,006)

Total		$15,041,442	$(2,450,490)

LVIP Delaware Bond Fund–34

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2016.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	3,597,418	USD	13,344
Futures contracts (average notional value)	USD	156,402,481	USD	255,519,275
CDS Contracts (average notional value)*	EUR	9,931,825	EUR	—
CDS Contracts (average notional value)*	USD	14,761,246	USD	12,570,179
Interest rate swap contracts (average notional value)	USD	61,471,508	USD	—

*Long represents buying protection and short represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$—	$(281,006)	$(281,006)
Hong Kong Shanghai Bank	—	(43,782)	(43,782)
JPMorgan Chase Bank	94,086	(5,047,292)	(4,953,206)

Total	$94,086	$(5,372,080)	$(5,277,994)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$(281,006)	$—	$—	$281,006	$—	$—
Hong Kong Shanghai Bank	(43,782)	—	—	—	43,782	—
JPMorgan Chase Bank	(4,953,206)	—	—	—	4,953,206	—

Total	$(5,277,994)	$—	$—	$281,006	$4,996,988	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Delaware Bond Fund–35

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the “Act”), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. Rule 144A securities are identified on the Statement of Net Assets.

9. In-Kind Redemption

During the year ended December 31, 2016, the Fund satisfied withdrawal requests with transfers of securities of $952,233,822, resulting in net realized gains of $23,377,413.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Bond Fund–36

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Bond Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Delaware Bond Fund–37

LVIP Delaware Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Delaware Bond Fund–38

LVIP Delaware Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Bond Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and below the benchmark index for the one year period, above the median return of the Morningstar peer group and below the benchmark index for the three year period and above the median return of the Morningstar peer group and the benchmark index for the five and ten year periods. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints for the Delaware Bond Fund, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients and may enhance Delaware’s ability to obtain research with soft dollars.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Bond Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Delaware Bond Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Delaware Bond Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Bond Fund–42

LVIP Delaware Diversified Floating Rate Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Delaware Diversified Floating Rate Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: Delaware Investments Fund Advisers

The Fund returned 2.25% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its broad-based benchmark index, the Bank of America Merrill Lynch U.S. Dollar LIBOR 3-Month Index1, returned 0.66%.

The year 2016 was eventful for fixed income markets, including the shock of Brexit and the unexpected outcome of the U.S. presidential election. Much of the year was marked by low and negative interest rates around the world, sending investors hunting for yield. Expectations were high early in the year that the U.S. Federal Reserve (“the Fed”) would undertake a series of rate hikes. However, there were multiple delays in the Fed’s plans in the face of varied uncertainties: plummeting energy prices, a slowdown in China and other emerging markets, pockets of labor market weakness in the U.S., and the rise of protectionist politics in the U.K. and U.S. As a result, Treasury yields touched a record low during the year before recovering in the fourth quarter, yet remain historically low.

Meanwhile, key central banks outside the U.S., including the European Central Bank (ECB) and the Bank of Japan (BoJ), are still in easing mode. A number of central banks have been experimenting with negative rates and other new quantitative easing policies, with mixed success. By year end, markets were starting to question the unintended consequences of negative rates in particular.

Three month London Interbank Offered Rate (LIBOR) spent the first two quarters of 2016 in a relatively tight range between 0.61% and 0.68%. However, three month LIBOR began to rise by the end of the second quarter in anticipation of money market reform and a Fed who was becoming more comfortable with the notion of a rate hike by year end. As a result, three month LIBOR ended the year at 0.99%.

All of the asset classes the Fund invested in 2016 outperformed its benchmark index. The three largest asset classes were Investment grade (IG) credit, Bank loans, and Asset-backed securities. The strongest performing major asset class within the Fund during the fiscal year was Bank loans. The year 2016 was characterized as a period where lower quality assets significantly outperformed higher quality assets.

Exposure to IG credit significantly contributed to Fund performance. The allocation to Industrials, Financials, and Utilities significantly outperformed the benchmark. Our exposure to the Non-Corporate sector outperformed the benchmark, but underperformed the other three IG sectors. Asset-backed securities generated a positive return and provided diversification benefits away from the risks observed in the corporate market.

As we look to 2017, we are reminded how much the bond markets can be moved by sentiment and other non-technical factors. The math of coupons and durations is concrete, but the very human developments driving economic activity and politics are infinitely variable. Still, we can look at the likelihood of changes to yields and spreads, and consider how these three themes — central banks, fundamentals, and politics — are likely to influence market activity. Our expectation is that 2017 will be a year of small steps and careful navigation.

In such an environment, we believe fixed income returns are likely to be coupon-like, rather than being driven by capital appreciation. The debt markets are walking the tightrope of low growth and high anxiety, fertile ground for volatility. In our view, fundamental research and analysis continues to be crucial in choosing investments with true long-term growth potential.

Portfolio Managers:

Delaware Investments Fund Advisers:	Roger A. Early
Paul Grillo
J. David Hillmeyer
Adam Brown

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund on 5/3/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,862 for the Standard Class shares and to $10,683 for the Service Class shares. For comparison, look at how the Bank of America Merrill Lynch USD LIBOR 3-Month Index did over the same period. The same $10,000 investment would have increased to $10,249. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment		Ended 12/31/16
Standard Class Shares
One Year	+	2.25%
Five year	+	1.41%
Inception (5/3/10)	+	1.25%
Service Class Shares
One Year	+	2.01%
Five Year	+	1.16%
Inception (5/3/10)	+	0.99%

1. The Bank of America Merrill Lynch U.S. Dollar LIBOR 3-Month Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR, published by the British Bankers’ Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (“DMHI”) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

All third-party trademarks are the property of their respective owners.

(c)	2017 Delaware Management Holdings, Inc.

LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,015.20	0.59%	$2.99
Service Class Shares	1,000.00	1,013.90	0.84%	4.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.17	0.59%	$3.00
Service Class Shares	1,000.00	1,020.91	0.84%	4.27

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Agency Collateralized Mortgage Obligations	1.62%
Agency Commercial Mortgage-Backed Security	0.06%
Convertible Bonds	0.26%
Convertible Preferred Stock	0.01%
Corporate Bonds	62.76%
Air Freight & Logistics	0.27%
Airlines	0.36%
Automobiles	3.12%
Banks	15.07%
Beverages	3.20%
Building Products	0.11%
Capital Markets	2.13%
Chemicals	0.54%
Commercial Services & Supplies	0.38%
Communications Equipment	1.23%
Construction Materials	0.09%
Consumer Finance	1.29%
Containers & Packaging	0.39%
Diversified Financial Services	1.02%
Diversified Telecommunication Services	3.00%
Electric Utilities	3.56%
Equity Real Estate Investment Trusts	1.82%
Food & Staples Retailing	1.15%
Food Products	0.18%
Gas Utilities	0.76%
Health Care Equipment & Supplies	2.57%
Hotels, Restaurants & Leisure	0.11%
Independent Power & Renewable Electricity Producers	0.09%
Industrial Conglomerates	1.54%
Insurance	2.79%
Internet Software & Services	0.03%
Machinery	1.18%
Media	0.66%
Metals & Mining	0.34%
Multi-Utilities	0.36%
Oil, Gas & Consumable Fuels	5.09%
Paper & Forest Products	0.26%
Pharmaceuticals	3.19%
Semiconductors & Semiconductor Equipment	0.82%
Software	1.89%
Specialty Retail	0.78%
Technology Hardware, Storage & Peripherals	0.69%
Textiles, Apparel & Luxury Goods	0.17%

Security Type/Sector	Percentage of Net Assets

Tobacco	0.26%
Wireless Telecommunication Services	0.27%
Municipal Bonds	2.69%
Non-Agency Asset-Backed Securities	13.94%
Senior Secured Loans	11.56%
Sovereign Bonds	0.71%
Supranational Banks	1.83%
U.S. Treasury Obligations	1.11%
Preferred Stock	1.71%
Money Market Fund	3.09%
Total Value of Securities	101.35%
Liabilities Net of Receivables and Other Assets	(1.35%)
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*
U.S. Government	2.81%
AAA	17.54%
AA	17.49%
A	29.42%
BBB	16.18%
BB	4.10%
B	1.02%
CCC	0.00%
Below CCC	0.00%
Not Rated	8.34%
Short-Term Investments	3.10%
100.01%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligation; U.S. Agency Obligation, Agency mortgage-backed, Agency Commercial Mortgage-Backed and Agency Collateralized Mortgage Obligation securities appear under “U.S. Government”. Discount notes, commercial papers and certificate of deposits appear under “Short-Term Investment”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets

December 31, 2016

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.62%
Fannie Mae Connecticut Avenue Securities •Series 2015-C03 1M1 2.256% 7/25/25	819,773	$821,305
•Series 2015-C03 2M1 2.256% 7/25/25	1,171,544	1,173,843
•Series 2015-C04 2M1 2.456% 4/25/28	685,044	687,098
•Series 2016-C03 1M1 2.756% 10/25/28	815,131	826,169
•Series 2016-C04 1M1 2.206% 1/25/29	536,867	540,282
Fannie Mae REMICs •Series 2005-106 QF 1.266% 12/25/35	1,512,073	1,522,450
•Series 2006-40 F 1.056% 5/25/36	106,917	106,600
Freddie Mac REMICs •Series 3152 JF 1.154% 8/15/35	101,777	101,789
•Series 3311 VF 0.944% 5/15/37	257,446	255,752
•Series 3780 LF 1.104% 3/15/29	8,604	8,611
•Series 3800 AF 1.204% 2/15/41	353,891	355,299
Freddie Mac Structured Agency Credit Risk Debt Notes •Series 2015-DNA3 M1 2.106% 4/25/28	415,409	415,605
•Series 2016-DNA3 M1 1.856% 12/25/28	2,450,707	2,456,214
•Series 2016-HQA2 M1 1.956% 11/25/28	2,963,453	2,966,618
•GNMA Series 2010-46 MF 1.107% 5/16/34	329,935	330,528

Total Agency Collateralized Mortgage Obligations (Cost $12,528,822)		12,568,163

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.06%
#•FREMF Mortgage Trust Series 2011-K13 B 144A 4.61% 1/25/48	420,000	448,783

Total Agency Commercial Mortgage-Backed Security (Cost $445,680)		448,783

CONVERTIBLE BONDS–0.26%
#Aerojet Rocketdyne Holdings 2.25%, exercise price $26.00, maturity date 12/15/23	6,000	5,873
Alaska Communications Systems Group 6.25%, exercise price $10.28, maturity date 5/1/18	100,000	99,250

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
BioMarin Pharmaceutical 1.50%, exercise price $94.15, maturity date 10/15/20	25,000	$29,422
#Blackhawk Network Holdings 1.50%, exercise price $49.83, maturity date 1/15/22	51,000	52,530
Blackstone Mortgage Trust 5.25%, exercise price $27.99, maturity date 12/1/18	117,000	130,747
Brookdale Senior Living 2.75%, exercise price $29.33, maturity date 6/15/18	80,000	78,150
Cardtronics 1.00%, exercise price $52.35, maturity date 12/1/20	65,000	76,700
Cemex 3.72%, exercise price $11.45, maturity date 3/15/20	33,000	35,434
Chart Industries 2.00%, exercise price $69.03, maturity date 8/1/18	59,000	57,967
#Clearwire Communications 8.25%, exercise price $7.08, maturity date 12/1/40	52,000	54,470
#DISH Network 3.375%, exercise price $65.18, maturity date 8/15/26	13,000	14,861
GAIN Capital Holdings 4.125%, exercise price $12.00, maturity date 12/1/18	77,000	75,267
fGeneral Cable 4.50%, exercise price $31.67, maturity date 11/15/29	83,000	65,207
HealthSouth 2.00%, exercise price $37.16, maturity date 12/1/43	64,000	76,080
Helix Energy Solutions Group 4.25%, exercise price $13.89, maturity date 5/1/22	39,000	40,487
#Insulet 1.25%, exercise price $58.37, maturity date 9/15/21	25,000	23,281
Jefferies Group 3.875%, exercise price $43.93, maturity date 11/1/29	124,000	125,705
#Knowles 3.25%, exercise price $18.43, maturity date 11/1/21	35,000	40,775
#Liberty Interactive 1.75%, exercise price $341.10, maturity date 9/30/46	45,000	48,600
#Liberty Media 2.25%, exercise price $104.55, maturity date 9/30/46	12,000	12,705
#Medicines 2.75%, exercise price $48.97, maturity date 7/15/23	33,000	31,907

LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
fMeritor 4.00%, exercise price $26.73, maturity date 2/15/27	110,000	$112,613
New Mountain Finance 5.00%, exercise price $15.80, maturity date 6/15/19	39,000	39,951
#NuVasive 2.25%, exercise price $59.82, maturity date 3/15/21	20,000	25,487
NXP Semiconductors 1.00%, exercise price $102.84, maturity date 12/1/19	53,000	60,553
ON Semiconductor 1.00%, exercise price $18.50, maturity date 12/1/20	37,000	38,087
PROS Holdings 2.00%, exercise price $33.79, maturity date 12/1/19	56,000	55,230
Spectrum Pharmaceuticals 2.75%, exercise price $10.53, maturity date 12/15/18	76,000	67,877
Spirit Realty Capital 3.75%, exercise price $13.10, maturity date 5/15/21	64,000	67,360
Synchronoss Technologies 0.75%, exercise price $53.17, maturity date 8/15/19	61,000	64,355
TPG Specialty Lending 4.50%, exercise price $25.83, maturity date 12/15/19	53,000	54,391
•Vector Group 1.75%, exercise price $23.46, maturity date 4/15/20	85,000	97,909
VEREIT 3.75%, exercise price $14.99, maturity date 12/15/20	112,000	112,211
Verint Systems 1.50%, exercise price $64.46, maturity date 6/1/21	67,000	63,106

Total Convertible Bonds (Cost $2,091,108)		2,034,548

	Number of Shares

CONVERTIBLE PREFERRED STOCK–0.01%
DTE Energy 6.50%, exercise price $116.31, expiration date 10/1/19	663	35,139
El Paso Energy Capital Trust I 4.75%, exercise price $50.00, expiration date 3/31/28	494	24,329

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
Teva Pharmaceutical Industries 7.00%, exercise price $75.00, expiration date 12/15/18	23	$14,835

Total Convertible Preferred Stock (Cost $75,552)		74,303

	Principal Amount°

CORPORATE BONDS–62.76%
Air Freight & Logistics–0.27%
#Aviation Capital Group 144A 2.875% 9/17/18	1,500,000	1,520,625
#SMBC Aviation Capital Finance 144A 2.65% 7/15/21	580,000	558,936

		2,079,561

Airlines–0.36%
#◆Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27	542,538	541,181
◆American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	571,079	565,368
◆American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27	167,261	164,961
◆American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28	249,387	249,699
◆United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	453,031	462,658
◆United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26	833,956	839,168

		2,823,035

Automobiles–3.12%
Daimler Finance North America #•144A 1.226% 8/1/17	6,340,000	6,345,262
#•144A 1.303% 3/10/17	5,400,000	5,402,268
•Ford Motor Credit 1.806% 11/4/19	6,000,000	6,020,598
#•Hyundai Capital Services 144A 1.793% 3/18/17	2,895,000	2,895,903
Toyota Motor Credit 2.00% 10/24/18	3,525,000	3,546,823

		24,210,854

Banks–15.07%
#Banco Nacional de Costa Rica 144A 5.875% 4/25/21	605,000	611,050

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
#•Bank Nederlandse Gemeenten 144A 0.951% 7/14/17	698,000	$698,136
Bank of America •2.061% 10/21/22	8,455,000	8,607,266
4.45% 3/3/26	135,000	139,384
•Bank of New York Mellon 1.937% 10/30/23	6,535,000	6,641,605
•BB&T 1.823% 6/15/18	3,635,000	3,655,912
#BBVA Bancomer 144A 7.25% 4/22/20	450,000	496,125
•Branch Banking & Trust 1.22% 5/23/17	2,575,000	2,574,954
•Citigroup 2.361% 9/1/23	6,940,000	7,083,589
Citizens Bank 2.55% 5/13/21	4,000,000	3,979,516
Citizens Financial Group 2.375% 7/28/21	1,000,000	981,695
4.30% 12/3/25	750,000	763,255
•CoBank 1.563% 6/15/22	425,000	406,815
Compass Bank 3.875% 4/10/25	970,000	924,699
Fifth Third Bank •1.821% 8/20/18	1,770,000	1,781,756
2.25% 6/14/21	4,000,000	3,957,016
HSBC Holdings 2.65% 1/5/22	925,000	903,670
Huntington Bancshares 2.30% 1/14/22	935,000	907,909
•JPMorgan Chase 2.112% 10/24/23	4,710,000	4,808,500
JPMorgan Chase Bank 1.65% 9/23/19	250,000	247,611
KeyBank 2.35% 3/8/19	4,750,000	4,778,804
2.50% 11/22/21	2,000,000	1,988,598
3.18% 5/22/22	1,210,000	1,223,443
•Kreditanstalt fuer Wiederaufbau 1.157% 12/29/17	4,130,000	4,129,876
•Morgan Stanley 2.282% 10/24/23	10,035,000	10,154,728
•National City Bank 1.318% 6/7/17	3,360,000	3,361,586
•Oesterreichische Kontrollbank 1.062% 8/10/17	4,350,000	4,352,140
Regions Bank 2.25% 9/14/18	3,985,000	3,999,653
•Royal Bank of Scotland Group 8.625% 12/29/49	730,000	746,425
Santander UK •1.467% 3/13/17	2,500,000	2,500,113
•1.78% 8/24/18	5,700,000	5,710,853
SunTrust Banks 2.70% 1/27/22	1,360,000	1,362,179
SVB Financial Group 3.50% 1/29/25	770,000	743,209

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
•Toronto-Dominion Bank 1.437% 4/30/18	5,650,000	$5,667,831
UBS Group Funding Jersey #144A 2.65% 2/1/22	325,000	316,237
#144A 3.00% 4/15/21	4,865,000	4,872,419
•USB Capital IX 3.50% 10/29/49	465,000	382,463
•Wells Fargo 2.117% 10/31/23	10,300,000	10,435,661

		116,896,681

Beverages–3.20%
Anheuser-Busch InBev Finance 2.65% 2/1/21	6,600,000	6,644,167
•Anheuser-Busch Inbev Worldwide 1.576% 8/1/18	6,520,000	6,561,572
#Becle 144A 3.75% 5/13/25	1,190,000	1,136,099
Constellation Brands 4.25% 5/1/23	230,000	239,635
Molson Coors Brewing 3.00% 7/15/26	2,345,000	2,221,287
•PepsiCo 1.228% 10/13/17	4,900,000	4,911,275
#Pernod Ricard 144A 4.45% 1/15/22	2,955,000	3,138,715

		24,852,750

Building Products–0.11%
Fortune Brands Home & Security 3.00% 6/15/20	565,000	569,083
Masco 3.50% 4/1/21	255,000	256,913

		825,996

Capital Markets–2.13%
Barclays 3.20% 8/10/21	3,365,000	3,328,796
•Export-Import Bank of Korea 1.631% 1/17/17	5,000,000	5,000,550
•Goldman Sachs Group 2.537% 11/29/23	7,945,000	8,199,121

		16,528,467

Chemicals–0.54%
#Air Liquide Finance 144A 1.75% 9/27/21	955,000	919,250
CF Industries 6.875% 5/1/18	1,240,000	1,308,374
Dow Chemical 8.55% 5/15/19	475,000	544,685
#Equate Petrochemical 144A 3.00% 3/3/22	295,000	282,029
#OCP 144A 4.50% 10/22/25	1,170,000	1,121,812

		4,176,150

Commercial Services & Supplies–0.38%
Penske Truck Leasing #144A 3.30% 4/1/21	405,000	409,947
#144A 3.375% 2/1/22	2,500,000	2,523,980

		2,933,927

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Communications Equipment–1.23%
•Cisco Systems 1.431% 3/1/19	9,480,000	$9,537,126

		9,537,126

Construction Materials–0.09%
#Cemex Finance 144A 9.375% 10/12/22	425,000	464,313
#Union Andina de Cementos 144A 5.875% 10/30/21	245,000	254,187

		718,500

Consumer Finance–1.29%
Capital One 2.25% 9/13/21	1,050,000	1,025,626
General Motors Financial 3.10% 1/15/19	3,120,000	3,154,654
4.375% 9/25/21	4,500,000	4,672,877
Hyundai Capital America #144A 3.00% 3/18/21	490,000	489,958
#144A 4.00% 6/8/17	690,000	696,992

		10,040,107

Containers & Packaging–0.39%
#•Ardagh Packaging Finance 144A 4.156% 5/15/21	2,955,000	3,047,344

		3,047,344

Diversified Financial Services–1.02%
AerCap Ireland Capital 3.95% 2/1/22	1,050,000	1,061,813
Credit Suisse Group Funding Guernsey 3.125% 12/10/20	3,835,000	3,826,521
#ERAC USA Finance 144A 4.50% 8/16/21	2,650,000	2,830,041
#SUAM Finance 144A 4.875% 4/17/24	185,000	187,775

		7,906,150

Diversified Telecommunication Services–3.00%
•AT&T 1.928% 6/30/20	9,790,000	9,848,074
CenturyLink 5.80% 3/15/22	1,395,000	1,431,103
Deutsche Telekom International Finance #144A 1.95% 9/19/21	485,000	467,858
#144A 2.485% 9/19/23	3,740,000	3,577,886
#Digicel Group 144A 8.25% 9/30/20	1,180,000	1,018,305
#GTP Acquisition Partners I 144A 2.35% 6/15/20	470,000	458,034
SBA Tower Trust #144A 2.24% 4/16/18	465,000	466,014
#144A 2.898% 10/15/19	1,145,000	1,153,690
Verizon Communications 1.75% 8/15/21	5,020,000	4,820,972

		23,241,936

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities–3.56%
#American Transmission Systems 144A 5.25% 1/15/22	755,000	$836,518
Berkshire Hathaway Energy 3.75% 11/15/23	1,525,000	1,597,033
Commonwealth Edison 2.15% 1/15/19	2,750,000	2,760,675
Duke Energy 1.80% 9/1/21	3,470,000	3,346,364
#•Electricite de France 144A 1.341% 1/20/17	5,465,000	5,465,650
•Emera 6.75% 6/15/76	440,000	473,000
#•Enel 144A 8.75% 9/24/73	1,103,000	1,257,420
Enel Americas 4.00% 10/25/26	210,000	200,745
Entergy Louisiana 4.05% 9/1/23	3,955,000	4,148,589
Entergy Mississippi 3.10% 7/1/23	250,000	245,489
#Fortis 144A 2.10% 10/4/21	4,985,000	4,823,471
Great Plains Energy 4.85% 6/1/21	440,000	469,195
NextEra Energy Capital Holdings 3.625% 6/15/23	875,000	890,853
NV Energy 6.25% 11/15/20	800,000	908,026
#Trinidad Generation Unlimited 144A 5.25% 11/4/27	215,000	209,578

		27,632,606

Equity Real Estate Investment Trusts–1.82%
American Tower 2.25% 1/15/22	6,405,000	6,142,369
Crown Castle International 5.25% 1/15/23	3,410,000	3,682,800
DDR 3.625% 2/1/25	1,025,000	993,257
Host Hotels & Resorts 3.75% 10/15/23	1,895,000	1,863,105
#PLA Administradora Industrial S de RL 144A 5.25% 11/10/22	480,000	462,000
WP Carey 4.60% 4/1/24	980,000	994,684

		14,138,215

Food & Staples Retailing–1.15%
#Cencosud 144A 5.15% 2/12/25	305,000	308,779
CVS Health 2.125% 6/1/21	3,885,000	3,813,388
Walgreens Boots Alliance 2.60% 6/1/21	4,800,000	4,774,790

		8,896,957

Food Products–0.18%
#Arcor SAIC 144A 6.00% 7/6/23	200,000	209,000
#BRF GmbH 144A 4.35% 9/29/26	290,000	268,975
#JBS USA Finance 144A 5.75% 6/15/25	255,000	259,463
•Mondelez International 1.406% 2/1/19	675,000	675,169

		1,412,607

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Gas Utilities–0.76%
•Spire 1.656% 8/15/17	5,900,000	$5,901,811

		5,901,811

Health Care Equipment & Supplies–2.57%
Abbott Laboratories 2.90% 11/30/21	5,690,000	5,680,225
•Medtronic 1.027% 2/27/17	11,200,000	11,199,384
St. Jude Medical 2.80% 9/15/20	3,000,000	3,019,404

		19,899,013

Hotels, Restaurants & Leisure–0.11%
Marriott International 3.75% 3/15/25	860,000	859,435

		859,435

Independent Power & Renewable Electricity Producers–0.09%
#AES Gener 144A 5.00% 7/14/25	720,000	715,964

		715,964

Industrial Conglomerates–1.54%
General Electric •1.261% 5/5/26	3,900,000	3,778,258
•1.625% 1/9/20	3,840,000	3,871,323
•1.963% 3/15/23	2,450,000	2,484,077
#144A 3.80% 6/18/19	250,000	261,393
6.00% 8/7/19	1,385,000	1,530,795

		11,925,846

Insurance–2.79%
•Berkshire Hathaway Finance 1.026% 1/10/17	6,460,000	6,460,472
Prudential Financial •1.686% 8/15/18	8,742,000	8,774,581
•5.375% 5/15/45	740,000	758,500
#TIAA Asset Management Finance 144A 2.95% 11/1/19	5,110,000	5,201,714
•XLIT 6.50% 10/29/49	530,000	414,725

		21,609,992

Internet Software & Services–0.03%
Alibaba Group Holding 3.125% 11/28/21	240,000	240,263

		240,263

Machinery–1.18%
Crane 2.75% 12/15/18	185,000	187,401
•PACCAR Financial 1.546% 12/6/18	5,850,000	5,889,096
Roper Technologies 2.80% 12/15/21	3,090,000	3,092,067

		9,168,564

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media–0.66%
21st Century Fox America 4.50% 2/15/21	2,290,000	$2,450,634
Charter Communications Operating 4.908% 7/23/25	1,435,000	1,514,971
#Columbus Cable Barbados 144A 7.375% 3/30/21	625,000	667,431
Historic TW 6.875% 6/15/18	430,000	460,054

		5,093,090

Metals & Mining–0.34%
#•BHP Billiton Finance USA 144A 6.25% 10/19/75	1,180,000	1,282,306
#Cia Brasileira de Aluminio 144A 6.75% 4/5/21	505,000	528,987
Vale Overseas 5.875% 6/10/21	765,000	803,250

		2,614,543

Multi-Utilities–0.36%
Ameren 3.65% 2/15/26	1,095,000	1,102,535
Ameren Illinois 9.75% 11/15/18	385,000	440,186
CMS Energy 6.25% 2/1/20	695,000	769,316
Sempra Energy 2.875% 10/1/22	495,000	490,909

		2,802,946

Oil, Gas & Consumable Fuels–5.09%
•Chevron 1.472% 3/3/22	5,645,000	5,644,627
CNOOC Finance 2015 Australia 2.625% 5/5/20	585,000	583,571
•ConocoPhillips 1.806% 5/15/22	5,100,000	5,054,044
Ecopetrol 5.875% 9/18/23	435,000	461,535
#Empresa Nacional del Petroleo 144A 4.75% 12/6/21	485,000	501,989
•Enterprise Products Operating 7.034% 1/15/68	175,000	179,553
•Exxon Mobil 1.316% 3/6/22	10,640,000	10,572,681
#Kunlun Energy 144A 2.875% 5/13/20	465,000	464,126
#Pertamina Persero 144A 5.25% 5/23/21	845,000	891,293
Petrobras Global Finance 8.375% 5/23/21	820,000	885,600
#•Petroleos Mexicanos 144A 4.607% 3/11/22	1,145,000	1,182,213
#Petronas Global Sukuk 144A 2.707% 3/18/20	760,000	759,998
Regency Energy Partners 5.00% 10/1/22	1,105,000	1,172,374
•Statoil 1.343% 11/8/18	7,240,000	7,250,708
#Tengizchevroil Finance Co. International 144A 4.00% 8/15/26	335,000	315,696
Williams Partners 7.25% 2/1/17	575,000	577,257

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#Woodside Finance 144A 8.75% 3/1/19	2,070,000	$2,337,084
#YPF 144A 8.50% 3/23/21	575,000	618,183

		39,452,532

Paper & Forest Products–0.26%
Georgia-Pacific 8.00% 1/15/24	1,125,000	1,437,919
#Suzano Austria GmbH 144A 5.75% 7/14/26	355,000	343,019
#Suzano Trading 144A 5.875% 1/23/21	245,000	254,359

		2,035,297

Pharmaceuticals–3.19%
#•Bayer US Finance 144A 1.285% 10/6/17	10,000,000	9,985,680
#Mylan 144A 3.95% 6/15/26	1,385,000	1,298,658
•Pfizer 1.263% 6/15/18	11,140,000	11,171,749
Shire Acquisitions Investments Ireland 2.40% 9/23/21	2,385,000	2,306,424

		24,762,511

Semiconductors & Semiconductor Equipment–0.82%
Analog Devices 2.50% 12/5/21	2,780,000	2,757,657
National Semiconductor 6.60% 6/15/17	500,000	512,459
#NXP 144A 4.125% 6/15/20	3,000,000	3,112,500

		6,382,616

Software–1.89%
CDK Global 5.00% 10/15/24	620,000	604,500
•Oracle 1.515% 10/8/19	13,945,000	14,059,168

		14,663,668

Specialty Retail–0.78%
•Lowe’s 1.373% 9/10/19	6,055,000	6,072,366

		6,072,366

Technology Hardware, Storage & Peripherals–0.69%
•Apple 2.05% 2/23/21	4,050,000	4,172,930
#Samsung Electronics America 144A 1.75% 4/10/17	1,200,000	1,200,588

		5,373,518

Textiles, Apparel & Luxury Goods–0.17%
#INVISTA Finance 144A 4.25% 10/15/19	1,280,000	1,275,386

		1,275,386

Tobacco–0.26%
Reynolds American 4.00% 6/12/22	1,890,000	1,979,206

		1,979,206

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services–0.27%
#Crown Castle Towers 144A 4.883% 8/15/20	1,615,000	$1,721,251
#Millicom International Cellular 144A 6.00% 3/15/25	395,000	389,569

		2,110,820

Total Corporate Bonds (Cost $485,463,426)		486,838,356

MUNICIPAL BONDS–2.69%
•Missouri Higher Education Authority Student Loan Revenue Series 2010-2 Class A-1 1.775% 8/27/29	311,855	307,738
•New Mexico Educational Assistance Foundation (Libor Floating) Series 2010-1 A-3 2.042% 12/1/38	580,000	568,765
North Texas Higher Education Authority Student Loan Revenue (Libor Floating) •Series 2010-1 Class A-2 1.546% 7/1/30	645,000	637,860
•Series 2011-1 1.946% 4/1/40	368,670	366,734
Oklahoma Student Loan Authority Revenue (Libor-Indexed) •Series 2010-A A2A 1.835% 9/1/37	575,000	574,109
•Series 2011-1 A1 2.081% 6/1/40	930,805	924,215
•Pennsylvania Turnpike Commission Series B1 1.70% 12/1/21	5,020,000	5,040,532
•State of California Series D 1.24% 12/1/28	5,000,000	5,009,300
•University of California Series Y-1 1.272% 7/1/41	7,425,000	7,425,149

Total Municipal Bonds (Cost $20,856,280)		20,854,402

NON-AGENCY ASSET-BACKED SECURITIES–13.94%
BA Credit Card Trust •Series 2014-A1 A 1.084% 6/15/21	4,741,000	4,752,921
•Series 2014-A3 A 0.994% 1/15/20	1,190,000	1,190,826
•Series 2015-A1 A 1.034% 6/15/20	1,065,000	1,066,430
#•Ballyrock CLO Series 2013-1A A 144A 2.091% 5/20/25	2,000,000	1,996,166
•Capital One Multi-Asset Execution Trust Series 2007-A2 A2 0.784% 12/16/19	965,000	965,000

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Cedar Funding V CLO Series 2016-5A A1 144A 2.243% 7/17/28	4,200,000	$4,207,430
Chase Issuance Trust •Series 2007-A5 A5 0.744% 3/15/19	3,000,000	2,999,446
•Series 2007-B1 B1 0.954% 4/15/19	7,500,000	7,497,949
•Series 2013-A6 A6 1.124% 7/15/20	1,250,000	1,254,210
•Series 2013-A9 A 1.124% 11/16/20	4,400,000	4,413,142
•Series 2014-A5 A5 1.074% 4/15/21	4,745,000	4,752,211
•Series 2016-A3 A3 1.254% 6/15/23	5,000,000	5,015,247
#•Chesapeake Funding Series 2014-1A A 144A 1.072% 3/7/26	274,465	273,522
Citibank Credit Card Issuance Trust •Series 2013-A4 A4 1.176% 7/24/20	5,000,000	5,015,911
•Series 2013-A7 A7 1.094% 9/10/20	4,700,000	4,716,884
•Series 2016-A3 A3 1.266% 12/7/23	5,750,000	5,752,696
Discover Card Execution Note Trust •Series 2013-A1 A1 1.004% 8/17/20	2,000,000	2,001,638
•Series 2014-A1 A1 1.134% 7/15/21	6,955,000	6,980,944
•Ford Credit Auto Owner Trust Series 2016-B A2B 1.014% 3/15/19	3,923,681	3,925,825
•Ford Credit Floorplan Master Owner Trust Series 2014-1 A2 1.104% 2/15/19	4,000,000	4,000,684
#•Hertz Fleet Lease Funding Series 2014-1 A 144A 1.064% 4/10/28	145,999	145,931
JFIN CLO #•Series 2014-1A A 144A 2.381% 4/20/25	2,500,000	2,506,725
#•Series 2015-2A AX 144A 2.33% 10/19/26	1,785,000	1,781,876
#•KKR Financial CLO Series 2013-1A A1 144A 2.03% 7/15/25	3,605,000	3,600,912
#•MAPS CLO Fund II Series 2007-2A A1 144A 1.121% 7/20/22	645,885	644,283
Nissan Auto Receivables Owner Trust •Series 2015-B A2B 0.984% 7/16/18	1,334,835	1,335,662

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust (continued) •Series 2015-C A2B 1.054% 11/15/18	560,945	$561,507
#•OCP CLO Series 2013-4A A1A 144A 2.282% 10/24/25	3,000,000	3,008,901
#•PFS Financing Series 2015-AA A 144A 1.324% 4/15/20	1,850,000	1,846,199
#•Shackleton V CLO Series 2014-5A A 144A 2.381% 5/7/26	1,095,000	1,095,353
#•Shackleton VIII CLO Series 2015-8A A1 144A 2.391% 10/20/27	1,340,000	1,341,975
#•Telos CLO Series 2013-4A A 144A 2.18% 7/17/24	3,000,000	2,998,488
•Toyota Auto Receivables Owner Trust Series 2016-A A2B 1.024% 7/16/18	6,264,988	6,266,722
#•Venture XVI CLO Series 2014-16A A1L 144A 2.38% 4/15/26	3,000,000	3,001,728
#•Venture XXI CLO Series 2015-21A A 144A 2.37% 7/15/27	2,230,000	2,231,365
•Wells Fargo Dealer Floorplan Master Note Trust Series 2012-2 A 1.489% 4/22/19	3,000,000	3,003,444

Total Non-Agency Asset-Backed Securities (Cost $107,759,561)		108,150,153

«SENIOR SECURED LOANS–11.56%
American Airlines 3.25% 12/15/23	426,212	429,036
Avago Technologies Cayman Finance Tranche B 1st Lien 3.704% 2/1/23	2,019,085	2,051,016
Calpine Construction Finance 3.02% 5/3/20	1,872,928	1,874,492
Change Healthcare Holdings 3.75% 11/2/18	1,335,356	1,339,529
Charter Communications Operating 3.02% 7/1/20	3,806,925	3,830,985
Charter Communications Operating 1st Lien 2.25% 1/15/24	1,488,750	1,499,916
Charter Communications Tranche H 1st Lien 2.00% 1/15/22	1,492,500	1,502,298
Community Health Systems Tranche F 1st Lien 4.185% 12/31/18	3,677,767	3,626,425

LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Community Health Systems Tranche G 1st Lien 3.75% 12/31/19	354,713	$345,071
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21	324,053	314,805
DaVita HealthCare Partners Tranche B 3.52% 6/24/21	8,385,000	8,483,524
FCA US Tranche B 1st Lien 3.27% 12/31/18	2,532,829	2,543,707
3.50% 5/24/17	71,180	71,469
First Data 1st Lien 3.756% 3/24/21	4,996,735	5,060,918
Flying Fortress 3.00% 10/20/22	1,000,000	1,006,000
Hilton Worldwide Finance Tranche B1 1st Lien 3.50% 10/26/20	112,929	114,105
Hilton Worldwide Finance Tranche B2 1st Lien 3.256% 10/25/23	1,535,397	1,555,265
Houghton International 4.25% 12/20/19	1,214,424	1,228,086
Las Vegas Sands Tranche B 1st Lien 2.25% 12/19/20	4,000,000	4,026,560
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20	2,165,000	2,197,475
LTS Buyer 1st Lien 4.248% 4/13/20	271,558	273,764
MGM Growth Properties Operating Partners Tranche B 1st Lien 3.50% 4/25/23	4,962,500	5,027,186
Mission Broadcasting Tranche B2 1st Lien 3.75% 10/1/20	1,753,329	1,769,328
Nexstar Broadcasting Tranche B2 3.75% 10/1/20	1,988,302	2,006,445
NXP Tranche B1 1st Lien 3.405% 12/7/20	3,990,000	4,016,693
Penn National Gaming Tranche B 3.27% 10/30/20	1,455,000	1,466,371
Seminole Tribe of Florida Tranche B 3.248% 4/29/20	3,667,247	3,687,307
Sinclair Television Group 2.25% 1/31/24	6,500,000	6,508,125

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Sinclair Television Tranche B1 1st Lien 3.52% 7/31/21	7,387,500	$7,405,969
T-Mobile USA Tranche B 1st Lien 3.52% 11/9/22	4,950,000	5,018,830
Univision Communications 1st Lien 4.00% 3/1/20	4,025,936	4,053,252
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	3,940,194	3,966,928
WideOpenWest Finance Tranche B 1st Lien 4.50% 8/19/23	1,354,307	1,370,748

Total Senior Secured Loans (Cost $88,951,372)		89,671,628

ΔSOVEREIGN BONDS–0.71%
Brazil–0.04%
Brazilian Government International Bond 4.875% 1/22/21	305,000	314,913

		314,913

Croatia–0.07%
#Croatia Government International Bond 144A 6.375% 3/24/21	470,000	512,232

		512,232

India–0.07%
Export-Import Bank of India 3.125% 7/20/21	505,000	503,014

		503,014

Norway–0.19%
#•Kommunalbanken 144A 1.091% 2/20/18	1,500,000	1,502,401

		1,502,401

Qatar–0.14%
#Qatar Government International Bond 144A 2.375% 6/2/21	1,120,000	1,097,977

		1,097,977

Saudi Arabia–0.04%
#Saudi Government International Bond 144A 2.375% 10/26/21	355,000	345,017

		345,017

South Africa–0.05%
Republic of South Africa Government International Bond 5.875% 5/30/22	335,000	365,993

		365,993

LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Sri Lanka–0.07%
#Sri Lanka Government International Bond 144A 5.75% 1/18/22	525,000	$518,971

		518,971

Turkey–0.04%
#Export Credit Bank of Turkey 144A 5.375% 10/24/23	345,000	321,066

		321,066

Total Sovereign Bonds (Cost $5,532,435)		5,481,584

SUPRANATIONAL BANKS–1.83%
•Inter-American Development Bank 1.10% 10/15/20	6,065,000	6,075,984
•International Bank For Reconstruction & Development 1.11% 12/16/17	3,975,000	3,980,092
•International Finance 1.065% 1/9/19	4,115,000	4,115,880

Total Supranational Banks (Cost $14,122,751)		14,171,956

U.S. TREASURY OBLIGATIONS–1.11%
•U.S. Treasury Floating Rate Note 0.701% 10/31/18	5,000,000	5,001,815
U.S. Treasury Note 1.25% 10/31/21	3,770,000	3,656,165

Total U.S. Treasury Obligations (Cost $8,674,887)		8,657,980

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–1.71%
•General Electric 5.00%	1,975,000	$2,051,927
•Integrys Holdings 6.00%	34,900	909,581
#•PNC Preferred Funding Trust II 144A 2.186%	6,200,000	5,998,500
#•USB Realty 144A 2.027%	4,900,000	4,324,250

Total Preferred Stock (Cost $13,104,694)		13,284,258

MONEY MARKET FUND–3.09%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	23,975,707	23,975,707

Total Money Market Fund (Cost $23,975,707)		23,975,707

TOTAL VALUE OF SECURITIES–101.35% (Cost $783,582,275)	786,211,821
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.35%)	(10,497,630)

NET ASSETS APPLICABLE TO 77,409,084 SHARES OUTSTANDING–100.00%	$775,714,191

NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($29,345,459 / 2,921,251 Shares)	$10.046

NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($746,368,732 / 74,487,833 Shares)	$10.020

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$780,097,578
Undistributed net investment income	7,402,985
Accumulated net realized loss on investments	(18,580,108)
Net unrealized appreciation of investments, foreign currencies and derivatives	6,793,736

TOTAL NET ASSETS	$775,714,191

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $144,373,152, which represents 18.61% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

«

Includes $1,590,925 cash collateral due to broker for swap contracts, $517,641 due to manager and affiliates, $15,491,277 payable for securities purchased, and $155,509 payable for fund shares redeemed as of December 31, 2016.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

°	Principal amount shown is stated in U.S. dollars.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2016.

The following swap contracts were outstanding at December 31, 2016:1

Swap Contracts

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value[2]	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Unrealized Appreciation (Depreciation)
CME – BAML 3 yr Interest Rate Swap	40,800,000	0.978%	0.864%	4/6/19	$497,469
CME – BAML 5 yr Interest Rate Swap	32,000,000	1.191%	0.887%	8/9/21	1,047,670
CME – BAML 5 yr Interest Rate Swap	43,610,000	1.199%	0.864%	4/6/21	1,226,527
CME – BAML 5 yr Interest Rate Swap	31,980,000	1.883%	0.942%	12/5/21	131,561
CME – BAML 7 yr Interest Rate Swap	24,500,000	1.416%	0.864%	4/6/23	1,014,486
CME – BAML 10 yr Interest Rate Swap	8,740,000	1.687%	0.858%	4/5/26	476,981

Total					$4,394,694

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

2 Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

BAML–Bank of America Merrill Lynch

CLO–Collateralized Loan Obligation

CME–Chicago Mercantile Exchange Inc.

FREMF–Freddie Mac Multifamily

GNMA–Government National Mortgage Association

HSBC–Hong Kong Shanghai Bank

REMIC–Real Estate Mortgage Investment Conduit

yr–year

See accompanying notes, which are an integral part of the Financial Statements.

LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$15,528,015
Dividends	64,652

15,592,667

EXPENSES:
Management fees	4,613,555
Distribution fees-Service Class	1,856,711
Accounting and administration expenses	197,184
Reports and statements to shareholders	87,470
Professional fees	57,289
Pricing fees	37,654
Trustees’ fees and expenses	21,097
Custodian fees	12,278
Consulting fees	1,905
Other	8,244

6,893,387
Less management fees waived	(238,012)

Total operating expenses	6,655,375

NET INVESTMENT INCOME	8,937,292

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	882,867
Foreign currencies	(23,418)
Foreign currency exchange contracts	22,281
Swap contracts	(11,252,306)

Net realized loss	(10,370,576)

Net change in unrealized appreciation (depreciation) of:
Investments	7,356,929
Foreign currencies	18,382
Swap contracts	9,743,229

Net change in unrealized appreciation (depreciation)	17,118,540

NET REALIZED AND UNREALIZED GAIN	6,747,964

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,685,256

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,937,292	$12,094,019
Net realized loss	(10,370,576)	(13,874,259)
Net change in unrealized appreciation (depreciation)	17,118,540	(6,230,278)

Net increase (decrease) in net assets resulting from operations	15,685,256	(8,010,518)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(680,065)
Service Class	—	(7,194,675)
Return of capital:
Standard Class	—	(248,052)
Service Class	—	(3,286,663)

	—	(11,409,455)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,325,117	26,701,171
Service Class	93,745,802	120,322,151
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	928,117
Service Class	—	10,481,338

	106,070,919	158,432,777

Cost of shares redeemed:
Standard Class	(42,116,820)	(266,440,386)
Service Class	(130,158,663)	(143,242,949)

	(172,275,483)	(409,683,335)

Decrease in net assets derived from capital share transactions	(66,204,564)	(251,250,558)

NET DECREASE IN NET ASSETS	(50,519,308)	(270,670,531)
NET ASSETS:
Beginning of year	826,233,499	1,096,904,030

End of year	$775,714,191	$826,233,499

Undistributed net investment income	$7,402,985	$936,968

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–15

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.824	$10.057	$10.137	$10.136	$9.866

Income (loss) from investment operations:
Net investment income[1]	0.134	0.145	0.144	0.144	0.193
Net realized and unrealized gain (loss)	0.088	(0.217)	(0.082)	(0.068)	0.223

Total from investment operations	0.222	(0.072)	0.062	0.076	0.416

Less dividends and distributions from:
Net investment income	—	(0.119)	(0.119)	(0.066)	(0.146)
Return of capital	—	(0.042)	(0.023)	(0.009)	—

Total dividends and distributions	—	(0.161)	(0.142)	(0.075)	(0.146)

Net asset value, end of period	$10.046	$9.824	$10.057	$10.137	$10.136

Total return[2]	2.25%	(0.71% )	0.62%	0.75%	4.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,345	$57,982	$298,086	$431,104	$224,190
Ratio of expenses to average net assets	0.60%	0.62%	0.62%	0.65%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.63%	0.63%	0.62%	0.65%	0.69%
Ratio of net investment income to average net assets	1.36%	1.44%	1.41%	1.42%	1.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	1.43%	1.41%	1.42%	1.90%
Portfolio turnover	82%	81%	109%	81%	88%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.823	$10.057	$10.137	$10.135	$9.866

Income (loss) from investment operations:
Net investment income[1]	0.109	0.120	0.118	0.118	0.167
Net realized and unrealized gain (loss)	0.088	(0.218)	(0.081)	(0.067)	0.224

Total from investment operations	0.197	(0.098)	0.037	0.051	0.391

Less dividends and distributions from:
Net investment income	—	(0.094)	(0.094)	(0.040)	(0.122)
Return of capital	—	(0.042)	(0.023)	(0.009)	—

Total dividends and distributions	—	(0.136)	(0.117)	(0.049)	(0.122)

Net asset value, end of period	$10.020	$9.823	$10.057	$10.137	$10.135

Total return[2]	2.01%	(0.97% )	0.36%	0.51%	3.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$746,369	$768,251	$798,818	$705,582	$207,925
Ratio of expenses to average net assets	0.85%	0.87%	0.87%	0.90%	0.94%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.88%	0.87%	0.90%	0.94%
Ratio of net investment income to average net assets	1.11%	1.19%	1.16%	1.17%	1.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.08%	1.18%	1.16%	1.17%	1.65%
Portfolio turnover	82%	81%	109%	81%	88%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sale price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instrument. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebate. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% on the first $2 billion of average daily net assets of the Fund and 0.05% in excess of $2 billion of average daily net assets of the Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without mutual agreement of the Board or LIAC.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$41,588
Legal	10,324

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $74,804 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$360,556
Distribution fees payable to LFD	157,085

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$425,799,243
Purchases of U.S. government securities	201,681,592
Sales other than U.S. government securities	428,570,786
Sales of U.S. government securities	225,906,328

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$783,668,997

Aggregate unrealized appreciation	$5,345,032
Aggregate unrealized depreciation	(2,802,208)

Net unrealized appreciation	$2,542,824

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Agency Collateralized Mortgage Obligations	$—	$12,568,163	$12,568,163
Agency Commercial Mortgage-Backed Security	—	448,783	448,783
Convertible Bonds	—	2,034,548	2,034,548
Convertible Preferred Stock	49,974	24,329	74,303
Corporate Bonds	—	486,838,356	486,838,356
Municipal Bonds	—	20,854,402	20,854,402
Non-Agency Asset-Backed Securities	—	108,150,153	108,150,153
Senior Secured Loans	—	89,671,628	89,671,628
Sovereign Bonds	—	5,481,584	5,481,584
Supranational Banks	—	14,171,956	14,171,956
U.S. Treasury Obligations	—	8,657,980	8,657,980
Preferred Stock	—	13,284,258	13,284,258
Money Market Fund	23,975,707	—	23,975,707

Total	$24,025,681	$762,186,140	$786,211,821

Swap Contracts	$—	$4,394,694	$4,394,694

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$—	$7,874,740
Return of capital	—	3,534,715

Total	$—	$11,409,455

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$780,097,578
Undistributed ordinary income	7,246,498
Capital loss carryforwards	(18,554,392)
Straddle losses deferred	(389)
Net unrealized appreciation	6,924,896

Net assets	$775,714,191

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of swap contracts, contingent payment debt instruments and amortization of convertible bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to swap reclass, sale of contingent payment debt instruments, sale of convertible bonds, the tax treatment of gain (loss) on foreign currency transactions and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these classifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(2,471,275)	$2,471,275

LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

At December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,596,969	$13,957,423	$18,554,392

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	1,243,119	2,652,008
Service Class	9,458,970	11,971,601
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	94,591
Service Class	—	1,068,107

	10,702,089	15,786,307

Shares redeemed:
Standard Class	(4,224,228)	(26,484,757)
Service Class	(13,176,802)	(14,266,755)

	(17,401,030)	(40,751,512)

Net decrease	(6,698,941)	(24,965,205)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that the counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating

LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.

During the year ended December 31, 2016, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2016, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty. No CDS contracts were outstanding at December 31, 2016.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2016, the Fund used CDS contracts to hedge against credit events (including single name, baskets, and systemic).

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Swap contracts (Interest rate contracts)	Receivables and other assets net of liabilities	$4,394,694	Receivables and other assets net of liabilities	$—

LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$22,281	$—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	100,336	(86,765)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(11,352,642)	9,829,994

Total		$(11,230,025)	$9,743,229

Average Volume of Derivatives-The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2016.

	Long Derivative Volume		Short Derivative Volume
CDS contracts (average notional value)*	EUR	822,956	—
CDS contracts (average notional value)*	USD	3,743,607	—
Interest rate swap contracts (average notional value)	USD	146,925,099	—

*Long represents buying protection and short represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$4,394,694	$—	$4,394,694

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[a]
Bank of America Merrill Lynch	$4,394,694	$—	$—	$—	$—	$4,394,694

aNet exposure amount represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Diversified Floating Rate Fund–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Diversified Floating Rate Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Delaware Diversified Floating Rate Fund–26

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (unaudited)

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

LVIP Delaware Diversified Floating Rate Fund–27

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Diversified Floating Rate Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Bank Loan funds category and a custom index (Floating Rate Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one, three and five year periods and that the Fund was the top ranked fund in the Morningstar Bank Loan Funds category based on standard deviation for the same periods. The Board considered LIAC’s comments that the Fund maintains a higher credit quality than peer funds, which contributed to underperformance. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints for the Delaware Bond Fund, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients and may enhance Delaware’s ability to obtain research with soft dollars.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Diversified Floating Rate Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Delaware Diversified Floating Rate Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Delaware Diversified Floating Rate Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Diversified Floating Rate Fund–31

LVIP Delaware Foundation® Aggressive Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Delaware Foundation® Aggressive Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Aggressive Allocation Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: Delaware Investments Fund Advisers

Jackson Square Partners, LLP

The Fund returned 5.62% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Aggressive Composite1 returned 7.68%; and its broad-based index, the S&P 500® Index2, returned 11.96%.

There was a substantial divergence of performance across global financial markets during 2016. U.S. equities delivered positive returns, with particularly strong performances from U.S. small-cap stocks (as measured by the Russell 2000® Index3) and U.S. large-cap value equities (as measured by the Russell 1000® Value Index4). By contrast, developed-market equities outside the U.S. (as measured by the MSCI EAFE® NR Index5) had a rather disappointing year, with developed-market value equities (as measured by the MSCI EAFE® Value Index6) delivering weakly positive performance, but developed-market growth equities (as measured by the MSCI EAFE® Growth Index7) producing negative returns. Emerging market equities (as measured by the MSCI Emerging Markets NR Index8) generated positive returns during the year, though they lagged well behind U.S. small-cap equities. In the bond markets, U.S. fixed income (as measured by the Bloomberg Barclays Capital U.S. Aggregate Bond Index9) delivered modestly positive returns, as did global fixed income (as measured by the Bloomberg Barclays Global Aggregate Bond Index10).

The commodity markets were quite active during 2016. The spot price of crude oil, as measured in terms of West Texas Intermediate, rose 45%, and the spot price of gold rose 9%. The S&P GSCI Index11 and the Thomson Reuters/CoreCommodity CRB Index12, which are both broad commodity indices, both increased over the course of the year, with the former climbing rather more because it has a heavier weight in oil and gas. All else equal, we believe that an increase in commodity prices is likely to mean higher profits for producers of oil, gas, and raw materials, but lower margins for manufacturers.

The currency markets also saw considerable movements during 2016. The trade-weighted dollar appreciated slightly, as did the trade-weighted euro and the trade-weighted yen. By contrast, the trade-weighted pound dropped substantially, with the sharpest decline occurring in the weeks after the referendum in which the U.K. voted to leave the European Union. In general, an economy’s competitiveness tends to be impaired by currency appreciation.

The tactical positioning of the Fund during the year was well suited to the prevailing market environment, as it was overweight in U.S. equities, and underweight in developed-market equities. These tactical weightings were helpful to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. However, several sleeves of the Fund underperformed their respective benchmarks, including U.S. large-cap core, U.S. large-cap growth, U.S. large-cap value, and developed-market value. For the Fund as a whole, the positive allocation effect was outweighed by a negative selection effect.

As a general matter, the portfolio managers continue to believe that over a medium-term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, we experienced weak performance in the healthcare and consumer discretionary sectors.

Our largest relative contributor to performance during the period was Qualcomm Incorporated. The company reported positive financial results, beating revenue guidance due to recovered royalties from China and improved smartphone demand. We believe that many of the headwinds that have been plaguing the company are beginning to transition into tailwinds. Over a year ago, the company began making substantial operating expense changes and now the company is beginning to see some of those benefits. Additionally, it recently announced the acquisition of NXP which has been viewed positively by the market. We are also positive on the announced acquisition.

Valeant Pharmaceuticals International was the largest detractor from performance during the period. The stock was weak due to multiple factors but centered mainly on allegations of wrongdoing at its specialty pharmacy partner, Philidor, and questions over the company’s ability to file its Form 10K on time to avoid a technical default on its debt obligations. While the company did avoid technical default, the Fund sold the position given the fundamental challenges facing the company.

Despite positive absolute returns in the equity market over the past several years, Jackson Square Partners believes that ever-changing market sentiment has demonstrated that there are more than just fundamental factors affecting stock prices. A lack of confidence in the tepid fundamental outlook since the financial crisis suggests to us that many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the globe.

President-elect Trump’s surprising victory in November and the corresponding market reaction reflects growing investor optimism, at least in the short-term, that upcoming policy shifts could stimulate economic growth. While there is potential risk and uncertainty to his unconventional style as a head of state, we are mindful of the potential macroeconomic implications of a successful Trump tenure, e.g. economic growth, higher corporate and personal incomes from lower tax rates, etc. We believe it is too early to determine the direction or magnitude of such potential outcomes but we will closely monitor the launch of Trump’s tenure with a keen eye on the execution of possibly significant policy shifts.

Regardless of the success or failure of Trump’s tenure and its impact on economies and markets, we believe the quality of a company’s business model, competitive position and management ultimately prove to be of utmost importance in our fundamental, bottom up investment approach.

We will monitor the macroeconomic implications of Trump’s policies and how they impact our holdings, while remaining consistent in our long-term investment philosophy: We want to own what we view as strong

LVIP Delaware Foundation® Aggressive Allocation Fund–1

LVIP Delaware Foundation® Aggressive Allocation Fund

2016 Annual Report Commentary (unaudited) (continued)

secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Portfolio Managers:

Delaware Investments Fund Advisers:	Paul Grillo
Sharon Hill, Ph.D
Francis X. Morris
Babak (Bob) Zenouzi
Jackson Square Partners, LLP:	Jeffrey S. Van Harte, CFA
Christopher M. Ericksen, CFA
Christopher J. Bonavico, CFA
Daniel J. Prislin, CFA

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,304. For comparison, look at how the Aggressive Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $15,320 and $19,572, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation® Aggressive Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP UBS Global Asset Allocation Fund. The investment objective of the LVIP UBS Global Asset Allocation Fund was to maximize long-term return (capital appreciation plus current income) consistent with preservation of capital.

Average annual total returns on investment		Ended 12/31/16
Standard Class Shares
One Year	+	5.62%
Five Years	+	8.17%
Ten Years	+	4.35%
Service Class Shares
One Year	+	5.36%
Five Years	+	7.90%
Ten Years	+	4.09%

1.

The Aggressive Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

3.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

4.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

5.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.

The MSCI EAFE® Value Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE Value Index consists of those securities classified by MSCI as most representing the value style.

7.

The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE® Growth Index consists of those securities classified by MSCI as most representing the growth style.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets NR Index consists of 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

9.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

10.	The Bloomberg Barclays Global Aggregate Bond Index, formerly Barclays Global Aggregate Bond Index, provides a broad-based measure of the global investment grade fixed-rate debt markets.

11.	The S&P GSCI Index, formerly Goldman Sachs Commodity Index, is a world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

12.

The Thomson Reuters/CoreCommodity CRB Index is a widely recognized measure of global commodities markets that is designed to provide a representation of long-only, broadly diversified investments in commodities.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI)and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

LVIP Delaware Foundation® Aggressive Allocation Fund–2

LVIP Delaware Foundation® Aggressive Allocation Fund

2016 Annual Report Commentary (unaudited) (continued)

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

All third-party trademarks are the property of their respective owners.

(c) 2017 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Aggressive Allocation Fund–3

LVIP Delaware Foundation® Aggressive Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,038.30	0.73%	$3.74
Service Class Shares	1,000.00	1,037.00	0.98%	5.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.47	0.73%	$3.71
Service Class Shares	1,000.00	1,020.21	0.98%	4.98

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Foundation® Aggressive Allocation Fund–4

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2016

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	64.49%
U.S. Markets	42.39%
Aerospace & Defense	1.20%
Air Freight & Logistics	0.09%
Airlines	0.05%
Auto Components	0.17%
Automobiles	0.07%
Banks	2.15%
Beverages	0.08%
Biotechnology	1.55%
Building Products	0.20%
Capital Markets	1.45%
Chemicals	0.88%
Commercial Services & Supplies	0.71%
Communications Equipment	0.58%
Construction & Engineering	0.18%
Consumer Finance	0.09%
Containers & Packaging	0.08%
Diversified Telecommunication Services	1.12%
Electric Utilities	0.38%
Electrical Equipment	0.06%
Electronic Equipment, Instruments & Components	0.11%
Energy Equipment & Services	0.64%
Equity Real Estate Investment Trusts	7.16%
Food & Staples Retailing	0.68%
Food Products	1.32%
Gas Utilities	0.14%
Health Care Equipment & Supplies	0.88%
Health Care Providers & Services	1.58%
Hotels, Restaurants & Leisure	0.53%
Household Durables	0.04%
Household Products	0.20%
Industrial Conglomerates	0.32%
Insurance	1.48%
Internet & Direct Marketing Retail	0.63%
Internet Software & Services	1.76%
IT Services	1.41%
Leisure Products	0.07%
Life Sciences Tools & Services	0.30%
Machinery	0.59%
Media	0.64%
Metals & Mining	0.17%
Multiline Retail	0.11%
Multi-Utilities	0.09%
Oil, Gas & Consumable Fuels	2.21%
Paper & Forest Products	0.16%
Pharmaceuticals	2.05%
Professional Services	0.50%
Road & Rail	0.26%

Security Type/Sector	Percentage of Net Assets

Semiconductors & Semiconductor Equipment	1.71%
Software	2.05%
Specialty Retail	0.85%
Technology Hardware, Storage & Peripherals	0.27%
Textiles, Apparel & Luxury Goods	0.15%
Thrifts & Mortgage Finance	0.15%
Trading Companies & Distributors	0.09%
Developed Markets	13.57%
Aerospace & Defense	0.24%
Air Freight & Logistics	0.44%
Auto Components	0.48%
Automobiles	0.84%
Banks	1.89%
Beverages	0.52%
Biotechnology	0.25%
Construction & Engineering	0.45%
Diversified Telecommunication Services	0.45%
Food & Staples Retailing	0.23%
Food Products	0.28%
Household Durables	0.29%
Industrial Conglomerates	0.39%
Insurance	0.40%
IT Services	0.33%
Life Sciences Tools & Services	0.08%
Machinery	0.23%
Media	0.14%
Metals & Mining	0.42%
Multi-Utilities	0.15%
Oil, Gas & Consumable Fuels	0.57%
Pharmaceuticals	1.42%
Professional Services	0.29%
Road & Rail	0.40%
Software	0.26%
Specialty Retail	0.27%
Textiles, Apparel & Luxury Goods	0.66%
Tobacco	0.37%
Trading Companies & Distributors	0.59%
Wireless Telecommunication Services	0.24%
Emerging Markets	8.53%
Air Freight & Logistics	0.01%
Airlines	0.02%
Automobiles	0.10%
Banks	0.99%
Beverages	0.37%
Building Products	0.13%
Chemicals	0.17%
Construction Materials	0.22%
Diversified Financial Services	0.05%
Diversified Telecommunication Services	0.17%

LVIP Delaware Foundation® Aggressive Allocation Fund–5

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)

Security Type/Sector	Percentage of Net Assets

Electronic Equipment, Instruments & Components	0.15%
Food & Staples Retailing	0.21%
Food Products	0.43%
Hotels, Restaurants & Leisure	0.04%
Insurance	0.12%
Internet & Direct Marketing Retail	0.34%
Internet Software & Services	1.08%
IT Services	0.06%
Media	0.14%
Metals & Mining	0.01%
Multiline Retail	0.06%
Oil, Gas & Consumable Fuels	1.35%
Pharmaceuticals	0.09%
Real Estate Management & Development	0.09%
Road & Rail	0.01%
Semiconductors & Semiconductor Equipment	0.49%
Technology Hardware, Storage & Peripherals	0.59%
Transportation Infrastructure	0.01%
Wireless Telecommunication Services	1.03%
Convertible Preferred Stock	0.06%
Exchange-Traded Funds	9.83%
Preferred Stock	0.14%
Agency Collateralized Mortgage Obligations	0.72%
Agency Commercial Mortgage-Backed Securities	0.32%
Agency Mortgage-Backed Securities	4.35%
Convertible Bonds	0.33%
Corporate Bonds	11.86%
Aerospace & Defense	0.02%
Air Freight & Logistics	0.06%
Airlines	0.09%
Auto Components	0.02%
Automobiles	0.02%
Banks	1.64%
Beverages	0.29%
Biotechnology	0.22%
Building Products	0.12%
Capital Markets	0.52%
Chemicals	0.28%
Commercial Services & Supplies	0.32%
Communications Equipment	0.03%
Computers & Peripherals	0.06%
Construction & Engineering	0.03%
Consumer Finance	0.21%
Containers & Packaging	0.06%
Diversified Financial Services	0.46%
Diversified Telecommunication Services	0.38%
Electric Utilities	1.23%
Electronic Equipment, Instruments & Components	0.03%
Equity Real Estate Investment Trusts	0.62%
Food & Staples Retailing	0.31%

Security Type/Sector	Percentage of Net Assets

Food Products	0.12%
Gas Utilities	0.17%
Health Care Equipment & Supplies	0.21%
Health Care Providers & Services	0.10%
Hotels, Restaurants & Leisure	0.13%
Household Durables	0.05%
Household Products	0.07%
Independent Power & Renewable Electricity Producers	0.06%
Industrial Conglomerates	0.10%
Insurance	0.33%
Internet Software & Services	0.02%
IT Services	0.11%
Machinery	0.07%
Media	0.62%
Metals & Mining	0.10%
Multi-Utilities	0.19%
Oil, Gas & Consumable Fuels	1.03%
Paper & Forest Products	0.16%
Pharmaceuticals	0.26%
Road & Rail	0.22%
Software	0.04%
Specialty Retail	0.15%
Technology Hardware, Storage & Peripherals	0.05%
Textiles, Apparel & Luxury Goods	0.08%
Tobacco	0.07%
Trading Companies & Distributors	0.07%
Wireless Telecommunication Services	0.26%
Municipal Bonds	0.18%
Non-Agency Asset-Backed Securities	0.80%
Non-Agency Collateralized Mortgage Obligations	0.19%
Non-Agency Commercial Mortgage-Backed Securities	1.37%
Regional Bonds	0.16%
Senior Secured Loans	2.52%
Sovereign Bonds	0.48%
Supranational Banks	0.04%
U.S. Treasury Obligations	0.92%
Money Market Fund	0.12%
Short-Term Investment	0.20%
Total Value of Securities	99.08%
Receivables and Other Assets Net of Liabilities	0.92%
Total Net Assets	100.00%

IT–Information Technology

LVIP Delaware Foundation® Aggressive Allocation Fund–6

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Chevron	0.67%
AT&T	0.64%
Equity Residential	0.62%
Samsung Electronics	0.59%
Microsoft	0.58%
Mitsubishi UFJ Financial Group	0.55%
Pfizer	0.54%
Intel	0.54%
Celgene	0.52%
Reliance Industries GDR	0.52%
Total	5.77%

Geography*	Percentage of Net Assets

Argentina	0.10%
Australia	0.47%
Brazil	1.18%
Canada	1.26%
Cayman Islands	0.11%
Chile	0.15%
China	2.01%
Colombia	0.03%
Denmark	0.30%
France	2.74%
Germany	1.00%
Guernsey	0.14%
Hong Kong	0.69%
Hungary	0.02%
India	1.06%
Indonesia	0.16%
Ireland	0.24%
Israel	0.33%
Italy	0.20%
Japan	3.52%
Jersey	0.10%
Luxembourg	0.05%
Malaysia	0.04%
Mexico	0.84%
Netherlands	1.09%
New Zealand	0.03%
Peru	0.03%
Poland	0.07%
Portugal	0.01%
Puerto Rico	0.04%
Republic of Korea	1.54%
Russia	0.80%
South Africa	0.15%
Sweden	0.73%
Switzerland	0.70%
Taiwan	0.59%
Thailand	0.16%
Turkey	0.20%
United Kingdom	1.95%
United States	73.92%
Uruguay	0.01%
Total	98.76%

*Allocation includes all investments except for short-term investments and money market fund.

LVIP Delaware Foundation® Aggressive Allocation Fund–7

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–64.49%
U.S. MARKETS–42.39%
Aerospace & Defense–1.20%
†Esterline Technologies	850	$75,820
†KEYW Holding	7,970	93,966
†KLX	3,390	152,923
Lockheed Martin	525	131,219
Northrop Grumman	3,200	744,256
Raytheon	5,300	752,600
Rockwell Collins	1,075	99,717
United Technologies	2,820	309,128

		2,359,629

Air Freight & Logistics–0.09%
†XPO Logistics	4,330	186,883

		186,883

Airlines–0.05%
Southwest Airlines	1,925	95,942

		95,942

Auto Components–0.17%
BorgWarner	2,555	100,769
†Tenneco	3,620	226,141

		326,910

Automobiles–0.07%
Ford Motor	12,045	146,106

		146,106

Banks–2.15%
BB&T	16,800	789,936
Bryn Mawr Bank	2,390	100,739
Cardinal Financial	4,880	160,015
Citigroup	5,095	302,796
City Holding	3,190	215,644
CoBiz Financial	6,080	102,691
Flushing Financial	4,500	132,255
Great Western Bancorp	4,460	194,411
Hope Bancorp	8,290	181,468
Independent Bank (Massachusetts)	1,740	122,583
JPMorgan Chase & Co.	5,410	466,829
KeyCorp	12,950	236,597
Old National Bancorp	10,760	195,294
Prosperity Bancshares	3,110	223,236
Sterling Bancorp	9,730	227,682
Umpqua Holdings	10,140	190,429
Webster Financial	3,930	213,320
†Western Alliance Bancorp	3,120	151,975

		4,207,900

Beverages–0.08%
PepsiCo	1,530	160,084

		160,084

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Biotechnology–1.55%
AbbVie	4,120	$257,994
†Acorda Therapeutics	4,130	77,644
†Alkermes	1,380	76,700
†Biogen	1,835	520,369
†Celgene	8,831	1,022,188
Gilead Sciences	3,155	225,930
†Ligand Pharmaceuticals Class B	1,720	174,769
†Repligen	2,070	63,797
†Retrophin	5,620	106,387
†Spectrum Pharmaceuticals	11,450	50,723
†TESARO	1,780	239,374
†Vanda Pharmaceuticals	7,900	126,005
†Vertex Pharmaceuticals	1,275	93,929

		3,035,809

Building Products–0.20%
AAON	6,083	201,043
†Continental Building Products	8,060	186,186

		387,229

Capital Markets–1.45%
Ameriprise Financial	1,100	122,034
Bank of New York Mellon	16,020	759,028
BlackRock	410	156,021
Charles Schwab	6,316	249,293
Evercore Partners Class A	2,990	205,413
Houlihan Lokey	3,350	104,252
Intercontinental Exchange	11,608	654,923
Invesco	4,600	139,564
Raymond James Financial	2,055	142,350
State Street	1,945	151,165
†Stifel Financial	3,050	152,347

		2,836,390

Chemicals–0.88%
†Axalta Coating Systems	4,875	132,600
Balchem	1,320	110,774
†Chemtura	2,170	72,044
Eastman Chemical	2,605	195,922
EI du Pont de Nemours & Co.	10,500	770,700
Minerals Technologies	3,050	235,613
Quaker Chemical	1,690	216,219

		1,733,872

Commercial Services & Supplies–0.71%
ABM Industries	4,070	166,219
Republic Services	1,825	104,116
Tetra Tech	4,540	195,901
U.S. Ecology	3,020	148,433
Waste Management	11,100	787,101

		1,401,770

LVIP Delaware Foundation® Aggressive Allocation Fund–8

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Communications Equipment–0.58%
Cisco Systems	29,290	$885,144
†NETGEAR	2,470	134,245
Plantronics	2,080	113,901

		1,133,290

Construction & Engineering–0.18%
Granite Construction	3,730	205,150
†MYR Group	3,990	150,343

		355,493

Consumer Finance–0.09%
Capital One Financial	2,015	175,789

		175,789

Containers & Packaging–0.08%
WestRock	2,973	150,939

		150,939

Diversified Telecommunication Services–1.12%
AT&T	29,522	1,255,571
ATN International	1,770	141,830
Verizon Communications	15,043	802,995

		2,200,396

Electric Utilities–0.38%
Edison International	10,500	755,895

		755,895

Electrical Equipment–0.06%
Eaton	1,925	129,148

		129,148

Electronic Equipment, Instruments & Components–0.11%
†Anixter International	1,940	157,237
†II-VI	1,970	58,411

		215,648

Energy Equipment & Services–0.64%
Halliburton	18,275	988,495
†Pioneer Energy Services	4,940	33,839
Schlumberger	2,170	182,171
Superior Energy Services	3,450	58,236

		1,262,741

Equity Real Estate Investment Trusts–7.16%
American Campus Communities	2,150	107,005
American Tower	2,265	239,365
Apartment Investment & Management	3,600	163,620
AvalonBay Communities	2,500	442,875
Boston Properties	3,200	402,496
Brandywine Realty Trust	10,800	178,308
Camden Property Trust	525	44,137
Corporate Office Properties Trust	2,850	88,977
Cousins Properties	6,775	57,655

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Crown Castle International	6,830	$592,639
DCT Industrial Trust	1,112	53,243
DDR	12,350	188,585
Douglas Emmett	6,800	248,608
Duke Realty	13,400	355,904
EastGroup Properties	2,110	155,802
EPR Properties	2,790	200,238
Equinix	869	310,589
Equity LifeStyle Properties	1,900	136,990
Equity One	3,600	110,484
Equity Residential	18,925	1,218,013
Essex Property Trust	1,375	319,687
Extra Space Storage	1,900	146,756
Federal Realty Investment Trust	625	88,819
First Industrial Realty Trust	12,865	360,863
First Potomac Realty Trust	3,925	43,057
General Growth Properties	14,275	356,589
Gramercy Property Trust	20,860	191,495
Healthcare Realty Trust	3,850	116,732
Healthcare Trust of America Class A	3,587	104,418
Highwoods Properties	3,850	196,389
Host Hotels & Resorts	20,235	381,227
Kilroy Realty	2,350	172,067
Kimco Realty	7,075	178,007
Kite Realty Group Trust	6,072	142,571
LaSalle Hotel Properties	6,310	192,266
Lexington Realty Trust	8,150	88,020
Liberty Property Trust	1,975	78,013
Life Storage	1,020	86,965
LTC Properties	650	30,537
Macerich	2,100	148,764
Mack-Cali Realty	5,750	166,865
Mid-America Apartment Communities	1,704	166,856
National Retail Properties	6,210	274,482
†Parkway	859	19,113
Pebblebrook Hotel Trust	7,375	219,406
Prologis	9,475	500,185
PS Business Parks	1,125	131,085
Public Storage	1,925	430,237
Ramco-Gershenson Properties Trust	14,105	233,861
Regency Centers	2,950	203,403
RLJ Lodging Trust	4,100	100,409
Sabra Health Care REIT	2,150	52,503
Simon Property Group	5,575	990,510
SL Green Realty	2,625	282,319
Spirit Realty Capital	10,300	111,858
Tanger Factory Outlet Centers	4,100	146,698
Taubman Centers	1,075	79,475
UDR	6,025	219,792
Urban Edge Properties	1,900	52,269
Ventas	5,575	348,549

LVIP Delaware Foundation® Aggressive Allocation Fund–9

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
VEREIT	6,975	$59,009
Vornado Realty Trust	3,850	401,825
Welltower	1,975	132,187

		14,041,671

Food & Staples Retailing–0.68%
Casey’s General Stores	1,075	127,796
CVS Health	12,193	962,150
Walgreens Boots Alliance	2,892	239,342

		1,329,288

Food Products–1.32%
Archer-Daniels-Midland	17,500	798,875
General Mills	1,945	120,143
J&J Snack Foods	1,158	154,512
Kraft Heinz	8,733	762,566
Mondelez International	16,800	744,744

		2,580,840

Gas Utilities–0.14%
South Jersey Industries	3,480	117,241
Spire	2,330	150,401

		267,642

Health Care Equipment & Supplies–0.88%
Abbott Laboratories	18,400	706,744
CONMED	3,780	166,963
CryoLife	7,730	148,029
DENTSPLY SIRONA	5,023	289,978
†Merit Medical Systems	6,390	169,335
†Quidel	6,260	134,089
†Wright Medical Group	4,630	106,397

		1,721,535

Health Care Providers & Services–1.58%
†Air Methods	4,280	136,318
Cardinal Health	10,500	755,685
†Express Scripts Holding	12,737	876,178
HealthSouth	2,930	120,833
Quest Diagnostics	8,800	808,720
†Team Health Holdings	2,110	91,679
UnitedHealth Group	1,900	304,076

		3,093,489

Hotels, Restaurants & Leisure–0.53%
Aramark	1,750	62,510
Cheesecake Factory	1,970	117,964
†Chuy’s Holdings	2,090	67,821
†Del Frisco’s Restaurant Group	7,720	131,240
†Fiesta Restaurant Group	3,880	115,818
Jack in the Box	1,910	213,232
†Popeyes Louisiana Kitchen	2,460	148,781

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks	3,165	$175,721

		1,033,087

Household Durables–0.04%
Newell Brands	1,581	70,592

		70,592

Household Products–0.20%
Kimberly-Clark	1,200	136,944
Procter & Gamble	2,950	248,036

		384,980

Industrial Conglomerates–0.32%
General Electric	14,010	442,716
Honeywell International	1,640	189,994

		632,710

Insurance–1.48%
Aflac	3,045	211,932
Allstate	10,600	785,672
American Equity Investment Life Holding	7,100	160,034
Infinity Property & Casualty	1,480	130,092
Marsh & McLennan	10,900	736,731
Primerica	3,060	211,599
Prudential Financial	1,420	147,765
Selective Insurance Group	3,970	170,909
Travelers	1,790	219,132
United Fire Group	2,630	129,317

		2,903,183

Internet & Direct Marketing Retail–0.63%
†Amazon.com	275	206,214
†Liberty Interactive Corp. QVC Group Class A	27,737	554,185
†Shutterfly	3,030	152,045
†TripAdvisor	7,189	333,354

		1,245,798

Internet Software & Services–1.76%
†Alphabet Class A	1,229	973,921
†Alphabet Class C	507	391,313
†eBay	18,387	545,910
†Facebook Class A	8,163	939,153
†GrubHub	3,130	117,751
j2 Global	2,740	224,132
†Q2 Holdings	2,690	77,607
†Yahoo	4,482	173,319

		3,443,106

IT Services–1.41%
Accenture Class A	1,475	172,767
Convergys	6,890	169,218

LVIP Delaware Foundation® Aggressive Allocation Fund–10

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
†ExlService Holdings	3,620	$182,593
Mastercard Class A	5,928	612,066
†PayPal Holdings	18,194	718,117
Sabre	6,525	162,799
Visa Class A	9,626	751,021

		2,768,581

Leisure Products–0.07%
†Malibu Boats Class A	7,150	136,422

		136,422

Life Sciences Tools & Services–0.30%
†Quintiles IMS Holdings	5,231	397,818
Thermo Fisher Scientific	1,365	192,602

		590,420

Machinery–0.59%
Barnes Group	4,960	235,203
Columbus McKinnon	5,670	153,317
ESCO Technologies	4,490	254,359
Federal Signal	6,670	104,119
Kadant	3,330	203,796
Parker-Hannifin	1,430	200,200

		1,150,994

Media–0.64%
Cinemark Holdings	3,660	140,398
Comcast Class A	3,965	273,783
†Liberty Global Class A	2,047	62,618
†Liberty Global Class C	7,872	233,798
National CineMedia	7,310	107,676
Walt Disney	4,125	429,907

		1,248,180

Metals & Mining–0.17%
Kaiser Aluminum	1,800	139,842
Worthington Industries	3,960	187,862

		327,704

Multiline Retail–0.11%
Dollar General	2,826	209,322

		209,322

Multi-Utilities–0.09%
NorthWestern	3,150	179,141

		179,141

Oil, Gas & Consumable Fuels–2.21%
†Carrizo Oil & Gas	4,950	184,883
Chevron	11,161	1,313,650
ConocoPhillips	15,600	782,184
EOG Resources	1,190	120,309
Marathon Oil	29,085	503,461

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum	14,095	$1,003,987
†PDC Energy	2,180	158,224
†RSP Permian	3,300	147,246
†Synergy Resources	14,120	125,809

		4,339,753

Paper & Forest Products–0.16%
†Boise Cascade	4,570	102,825
Neenah Paper	2,470	210,444

		313,269

Pharmaceuticals–2.05%
Allergan	3,608	757,716
†Catalent	6,190	166,882
Johnson & Johnson	6,362	732,966
†Medicines	3,820	129,651
Merck & Co.	17,090	1,006,088
Pfizer	32,745	1,063,558
†Prestige Brands Holdings	2,965	154,477

		4,011,338

Professional Services–0.50%
Kforce	6,510	150,381
Nielsen Holdings	9,094	381,493
†On Assignment	4,140	182,822
†TriNet Group	4,450	114,009
†WageWorks	2,053	148,843

		977,548

Road & Rail–0.26%
JB Hunt Transport Services	1,200	116,484
†Swift Transportation	5,330	129,839
Union Pacific	2,485	257,645

		503,968

Semiconductors & Semiconductor Equipment–1.71%
Analog Devices	1,225	88,959
†Applied Micro Circuits	9,637	79,505
Broadcom	1,090	192,679
Brooks Automation	6,970	118,978
Intel	29,171	1,058,032
†MACOM Technology Solutions Holdings	2,360	109,221
Maxim Integrated Products	4,525	174,529
†MaxLinear Class A	6,450	140,610
†Microsemi	4,430	239,087
QUALCOMM	10,232	667,126
†Semtech	6,030	190,247
†Silicon Laboratories	2,120	137,800
†Synaptics	2,760	147,881

		3,344,654

LVIP Delaware Foundation® Aggressive Allocation Fund–11

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Software–2.05%
†Adobe Systems	1,950	$200,753
CA	23,271	739,320
†Callidus Software	8,550	143,640
†Electronic Arts	6,468	509,420
†Guidewire Software	880	43,410
Intuit	2,390	273,918
Microsoft	18,394	1,143,003
†Proofpoint	2,660	187,929
†salesforce.com	2,810	192,373
SS&C Technologies Holdings	2,975	85,085
Symantec	15,079	360,237
†Tyler Technologies	1,050	149,909

		4,028,997

Specialty Retail–0.85%
†Express	8,100	87,156
†Five Below	2,700	107,892
Home Depot	1,725	231,288
L Brands	5,594	368,309
Lowe’s	10,600	753,872
Tractor Supply	1,565	118,643

		1,667,160

Technology Hardware, Storage & Peripherals–0.27%
Apple	4,590	531,614

		531,614

Textiles, Apparel & Luxury Goods–0.15%
†G-III Apparel Group	1,190	35,176
NIKE Class B	1,825	92,765
†Steven Madden	4,930	176,247

		304,188

Thrifts & Mortgage Finance–0.15%
†Essent Group	5,130	166,058
WSFS Financial	2,920	135,342

		301,400

Trading Companies & Distributors–0.09%
Applied Industrial Technologies	2,850	169,290

		169,290

Total U.S. Markets (Cost $54,383,997)		83,109,727

§DEVELOPED MARKETS–13.57%
Aerospace & Defense–0.24%
Meggitt	82,542	466,510

		466,510

Air Freight & Logistics–0.44%
Deutsche Post	26,070	857,169

		857,169

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Auto Components–0.48%
Sumitomo Rubber Industries	38,900	$617,740
Valeo	5,718	328,700

		946,440

Automobiles–0.84%
Bayerische Motoren Werke	7,306	682,546
Toyota Motor	16,400	965,127

		1,647,673

Banks–1.89%
BNP Paribas	677	43,151
ING Groep	46,089	648,653
Mitsubishi UFJ Financial Group	175,900	1,083,920
Nordea Bank	85,047	945,630
†Standard Chartered	73,451	600,697
UniCredit	133,682	384,729

		3,706,780

Beverages–0.52%
Carlsberg Class B	6,711	579,165
Coca-Cola Amatil	61,152	446,599

		1,025,764

Biotechnology–0.25%
Shire	8,401	484,953

		484,953

Construction & Engineering–0.45%
Vinci	12,873	876,734

		876,734

Diversified Telecommunication Services–0.45%
Nippon Telegraph & Telephone	21,028	883,761

		883,761

Food & Staples Retailing–0.23%
†Tesco	172,917	440,803

		440,803

Food Products–0.28%
†Aryzta	12,589	554,470

		554,470

Household Durables–0.29%
Techtronic Industries	157,000	562,847

		562,847

Industrial Conglomerates–0.39%
Koninklijke Philips	25,252	770,864

		770,864

Insurance–0.40%
AXA	30,782	777,178

		777,178

LVIP Delaware Foundation® Aggressive Allocation Fund–12

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
IT Services–0.33%
†CGI Group Class A	11,232	$539,076
†InterXion Holding	3,290	115,380

		654,456

Life Sciences Tools & Services–0.08%
†ICON	1,970	148,144

		148,144

Machinery–0.23%
Minebea	48,900	458,562

		458,562

Media–0.14%
Publicis Groupe	3,839	264,896

		264,896

Metals & Mining–0.42%
Alamos Gold	26,693	184,097
†Anglo American ADR	8,985	63,344
Rio Tinto	12,145	472,748
Yamana Gold	34,639	97,262

		817,451

Multi-Utilities–0.15%
National Grid	25,359	297,398

		297,398

Oil, Gas & Consumable Fuels–0.57%
Suncor Energy	15,700	513,336
TOTAL	11,740	602,087

		1,115,423

Pharmaceuticals–1.42%
Novartis	11,311	823,083
Sanofi	11,797	954,953
STADA Arzneimittel	7,356	380,854
Teva Pharmaceutical Industries ADR	17,500	634,375

		2,793,265

Professional Services–0.29%
Teleperformance	5,736	575,421

		575,421

Road & Rail–0.40%
East Japan Railway	8,972	775,334

		775,334

Software–0.26%
Playtech	49,471	503,596

		503,596

Specialty Retail–0.27%
Nitori Holdings	4,618	527,884

		527,884

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Textiles, Apparel & Luxury Goods–0.66%
Kering	2,234	$501,601
Yue Yuen Industrial Holdings	220,000	798,633

		1,300,234

Tobacco–0.37%
Japan Tobacco	21,900	720,287

		720,287

Trading Companies & Distributors–0.59%
ITOCHU	66,060	877,220
Rexel	17,509	288,166

		1,165,386

Wireless Telecommunication Services–0.24%
Tele2 Class B	59,690	478,602

		478,602

Total Developed Markets (Cost $21,958,925)		26,598,285

×EMERGING MARKETS–8.53%
Air Freight & Logistics–0.01%
†ZTO Express Cayman ADR	2,200	26,554

		26,554

Airlines–0.02%
†Gol Linhas Aereas Inteligentes ADR	2,320	31,598

		31,598

Automobiles–0.10%
Astra International	224,500	137,891
Mahindra & Mahindra	2,957	51,616

		189,507

Banks–0.99%
Akbank	108,425	240,405
Banco Bradesco ADR	21,700	189,007
Bangkok Bank	28,093	125,126
China Construction Bank	191,239	147,230
Grupo Financiero Banorte	19,400	95,551
Grupo Financiero Santander Mexico Class B ADR	18,800	135,172
ICICI Bank ADR	34,700	259,903
Itau Unibanco Holding ADR	24,000	246,720
†KB Financial Group ADR	4,403	155,382
=Sberbank of Russia	125,805	355,297

		1,949,793

Beverages–0.37%
Anadolu Efes Biracilik Ve Malt Sanayii	15,613	78,045
Cia Cervecerias Unidas ADR	5,800	121,684
Coca-Cola Femsa ADR	1,447	91,942
Fomento Economico Mexicano ADR	2,865	218,342
Lotte Chilsung Beverage	113	136,595

LVIP Delaware Foundation® Aggressive Allocation Fund–13

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Beverages (continued)
Tsingtao Brewery	22,072	$83,398

		730,006

Building Products–0.13%
KCC	838	249,430

		249,430

Chemicals–0.17%
Braskem ADR	10,068	213,542
Sociedad Quimica y Minera de Chile ADR	4,500	128,925

		342,467

Construction Materials–0.22%
†Cemex ADR	18,164	145,860
†Cemex Latam Holdings	11,203	42,170
UltraTech Cement	5,027	240,736

		428,766

Diversified Financial Services–0.05%
Reliance Capital	14,360	91,223

		91,223

Diversified Telecommunication Services–0.17%
LG Uplus	8,812	83,538
Telefonica Brasil ADR	18,895	252,815

		336,353

Electronic Equipment, Instruments & Components–0.15%
Hon Hai Precision Industry	73,794	192,792
Samsung SDI	1,018	91,871

		284,663

Food & Staples Retailing–0.21%
Cia Brasileira de Distribuicao ADR	6,800	112,540
Wal-Mart de Mexico Class V	44,077	78,885
†X5 Retail Group GDR	6,904	224,035

		415,460

Food Products–0.43%
BRF ADR	11,599	171,201
China Mengniu Dairy	74,000	142,570
Lotte Confectionery	1,400	206,905
Tingyi Cayman Islands Holding	79,541	96,727
Uni-President China Holdings	306,600	216,275

		833,678

Hotels, Restaurants & Leisure–0.04%
†Arcos Dorados Holdings	15,900	85,860

		85,860

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Insurance–0.12%
Samsung Life Insurance	2,595	$241,710

		241,710

Internet & Direct Marketing Retail–0.34%
†B2W Cia Digital	76,522	239,815
†Ctrip.com International ADR	10,100	404,000
†Qunar Cayman Islands ADR	900	27,117

		670,932

Internet Software & Services–1.08%
†Alibaba Group Holding ADR	3,800	333,678
†Baidu ADR	3,600	591,876
†SINA	4,696	285,470
†Sohu.com	9,400	318,566
Tencent Holdings	22,900	560,208
†Weibo ADR	470	19,066

		2,108,864

IT Services–0.06%
†WNS Holdings ADR	4,530	124,802

		124,802

Media–0.14%
Grupo Televisa ADR	13,514	282,307

		282,307

Metals & Mining–0.01%
†Impala Platinum Holdings	6,221	19,360

		19,360

Multiline Retail–0.06%
Woolworths Holdings	22,910	118,472

		118,472

Oil, Gas & Consumable Fuels–1.35%
Cairn India	30,123	107,474
China Petroleum & Chemical	198,850	141,037
Gazprom ADR	46,933	237,012
LUKOIL ADR	4,908	275,437
PetroChina ADR	1,336	98,463
†Petroleo Brasileiro ADR	29,669	299,954
PTT-Foreign	18,778	195,066
#Reliance Industries GDR 144A	32,114	1,013,197
Rosneft Oil GDR	31,246	203,099
Tambang Batubara Bukit Asam Persero	73,900	68,566

		2,639,305

Pharmaceuticals–0.09%
Hypermarcas	22,500	180,639

		180,639

Real Estate Management & Development–0.09%
#=Etalon Group GDR 144A	10,500	33,547

LVIP Delaware Foundation® Aggressive Allocation Fund–14

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Real Estate Management & Development (continued)
†IRSA Inversiones y Representaciones ADR	3,800	$70,072
UEM Sunrise	313,668	73,418

		177,037

Road & Rail–0.01%
†Rumo Logistica Operadora Multimodal	5,070	9,565

		9,565

Semiconductors & Semiconductor Equipment–0.49%
MediaTek	48,000	322,443
Taiwan Semiconductor Manufacturing	58,944	331,947
Taiwan Semiconductor Manufacturing ADR	10,700	307,625

		962,015

Technology Hardware, Storage & Peripherals–0.59%
Samsung Electronics	770	1,148,816

		1,148,816

Transportation Infrastructure–0.01%
†Santos Brasil Participacoes	38,875	28,666

		28,666

Wireless Telecommunication Services–1.03%
America Movil ADR	17,080	214,691
China Mobile	36,848	390,600
China Mobile ADR	1,193	62,549
MegaFon GDR	5,513	52,098
Mobile TeleSystems ADR	7,900	71,969
SK Telecom ADR	31,000	647,900
TIM Participacoes ADR	26,000	306,800
†Turkcell Iletisim Hizmetleri ADR	11,210	77,349
VimpelCom ADR	30,100	115,885
Vodacom Group	7,343	81,483

		2,021,324

Total Emerging Markets (Cost $16,643,941)		16,729,172

Total Common Stock (Cost $92,986,863)		126,437,184

	Number of Shares
CONVERTIBLE PREFERRED STOCK–0.06%
A Schulman 6.00%, exercise price $52.33, expiration date 12/31/49	12	10,245
Bank of America 7.25%, exercise price $50.00, expiration date 12/31/49	9	10,501

	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCK (continued)
DTE Energy 6.50%, exercise price $116.31, expiration date 10/1/19	217	$11,501
El Paso Energy Capital Trust I 4.75%, exercise price $50.00, expiration date 3/31/28	130	6,403
Exelon 6.50%, exercise price $43.75, expiration date 6/1/17	220	10,650
Huntington Bancshares 8.50%, exercise price $11.95, expiration date 12/31/49	14	20,300
Teva Pharmaceutical Industries 7.00%, exercise price $75.00, expiration date 12/15/18	6	3,870
T-Mobile US 5.50%, exercise price $31.02, expiration date 12/15/17	125	11,805
Wells Fargo & Co. 7.50%, exercise price $156.71, expiration date 12/31/49	14	16,660
Welltower 6.50%, exercise price $57.68, expiration date 12/31/49	189	11,374

Total Convertible Preferred Stock (Cost $107,839)		113,309

EXCHANGE-TRADED FUNDS–9.83%
iShares MSCI EAFE Growth Index ETF	133,470	8,500,704
iShares MSCI EAFE Index ETF	65,475	3,779,872
iShares Russell 1000 Growth Index ETF	17,270	1,811,623
Vanguard FTSE Developed Markets ETF	136,325	4,981,316
Vanguard Mega Cap Growth ETF	1,045	91,030
Vanguard Russell 1000 Growth ETF	970	104,285

Total Exchange-Traded Funds (Cost $15,636,516)		19,268,830

PREFERRED STOCK–0.14%
•General Electric 5.00%	123,000	127,791
•Integrys Energy Group 6.00%	1,700	44,306
#•PNC Preferred Funding Trust II 2.186%	100,000	96,750

Total Preferred Stock (Cost $248,006)		268,847

LVIP Delaware Foundation® Aggressive Allocation Fund–15

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.72%
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	38	$45
Fannie Mae REMICs Series 1996-46 ZA 7.50% 11/25/26	656	748
Series 2005-70 PA 5.50% 8/25/35	3,264	3,647
•*Series 2008-15 SB 5.844% 8/25/36	23,309	4,451
Series 2010-41 PN 4.50% 4/25/40	65,000	70,545
Series 2010-43 HJ 5.50% 5/25/40	5,369	5,989
•*Series 2010-129 SM 5.244% 11/25/40	50,237	8,493
*Series 2012-98 MI 3.00% 8/25/31	74,949	8,931
•*Series 2012-122 SD 5.344% 11/25/42	134,669	26,962
*Series 2013-7 EI 3.00% 10/25/40	66,303	9,340
*Series 2013-26 ID 3.00% 4/25/33	65,529	9,366
*Series 2013-38 AI 3.00% 4/25/33	60,889	8,354
*Series 2013-43 IX 4.00% 5/25/43	198,785	44,658
*Series 2013-44 DI 3.00% 5/25/33	159,886	25,461
*Series 2013-55 AI 3.00% 6/25/33	85,859	12,267
Series 2014-36 ZE 3.00% 6/25/44	37,817	33,898
•*Series 2014-68 BS 5.394% 11/25/44	72,448	14,417
•*Series 2014-90 SA 5.394% 1/25/45	193,677	38,108
•*Series 2015-27 SA 5.694% 5/25/45	78,091	17,378
Series 2015-44 Z 3.00% 9/25/43	66,942	63,785
Series 2015-89 AZ 3.50% 12/25/45	7,270	6,977
•*Series 2015-95 SH 5.244% 1/25/46	90,961	21,538
•*Series 2016-55 SK 5.244% 8/25/46	96,480	24,059
•*Series 2016-62 SA 5.244% 9/25/46	117,463	30,523
Freddie Mac REMICs Series 2326 ZQ 6.50% 6/15/31	4,769	5,402

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued) Series 4065 DE 3.00% 6/15/32	10,000	$10,018
*Series 4109 AI 3.00% 7/15/31	160,102	18,804
*Series 4120 IK 3.00% 10/15/32	104,146	14,637
*Series 4146 IA 3.50% 12/15/32	60,714	9,379
•*Series 4159 KS 5.446% 1/15/43	64,473	14,421
*Series 4181 DI 2.50% 3/15/33	66,076	8,348
•*Series 4184 GS 5.416% 3/15/43	65,510	14,396
*Series 4185 LI 3.00% 3/15/33	65,017	9,088
*Series 4191 CI 3.00% 4/15/33	67,998	9,509
*Series 4342 CI 3.00% 11/15/33	66,818	8,293
Series 4435 DY 3.00% 2/15/35	54,000	53,324
Series 4592 WT 5.50% 6/15/46	121,969	135,512
•*Series 4594 SG 5.296% 6/15/46	176,711	44,415
Series 4614 HB 2.50% 9/15/46	30,000	26,656
Series 4623 LZ 2.50% 10/15/46	56,108	50,025
•*Series 4631 GS 5.296% 11/15/46	108,917	22,323
Series 4636 NZ 3.00% 12/15/46	33,000	27,537
Freddie Mac Strips •*Series 267 S5 5.296% 8/15/42	73,701	15,993
•*Series 299 S1 5.296% 1/15/43	67,678	14,074
•*Series 326 S2 5.246% 3/15/44	76,439	15,383
GNMA Series 2010-113 KE 4.50% 9/20/40	155,000	168,153
Series 2012-136 MX 2.00% 11/20/42	10,000	9,005
Series 2013-113 AZ 3.00% 8/20/43	68,512	64,862
Series 2013-113 LY 3.00% 5/20/43	9,000	8,830
Series 2015-64 GZ 2.00% 5/20/45	31,997	25,985
Series 2015-133 AL 3.00% 5/20/45	71,000	67,391
Series 2016-111 PB 2.50% 8/20/46	28,000	25,002
Series 2016-134 MW 3.00% 10/20/46	5,000	4,942
Series 2016-156 PB 2.00% 11/20/46	19,000	15,183

Total Agency Collateralized Mortgage Obligations (Cost $1,502,340)		1,406,830

LVIP Delaware Foundation® Aggressive Allocation Fund–16

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.32%
Freddie Mac Multifamily Structured Pass Through Certificates ◆Series K055 A2 2.673% 3/25/26	100,000	$98,067
◆Series K056 A2 2.525% 5/25/26	35,000	33,882
◆Series K057 A2 2.57% 7/25/26	30,000	29,128
•◆Series K059 A2 3.12% 9/25/26	50,000	50,752
◆Series K716 A2 3.13% 6/25/21	40,000	41,605
◆Series K719 A1 2.53% 12/25/21	24,180	24,445
•◆Series KS03 A4 3.161% 5/25/25	50,000	50,554
FREMF Mortgage Trust #•Series 2011-K14 B 144A 5.167% 2/25/47	20,000	21,872
#•Series 2011-K15 B 144A 4.948% 8/25/44	10,000	10,788
#•Series 2011-K704 B 144A 4.69% 10/25/30	30,000	31,060
#•Series 2012-K18 B 144A 4.255% 1/25/45	20,000	21,042
#•Series 2012-K22 B 144A 3.811% 8/25/45	35,000	35,884
#•Series 2012-K708 B 144A 3.751% 2/25/45	35,000	35,898
#•Series 2012-K708 C 144A 3.751% 2/25/45	10,000	10,215
#•Series 2013-K33 B 144A 3.502% 8/25/46	30,000	30,207
#•Series 2013-K712 B 144A 3.365% 5/25/45	25,000	25,387
#•Series 2013-K713 B 144A 3.165% 4/25/46	15,000	15,119
#•Series 2013-K713 C 144A 3.165% 4/25/46	55,000	53,975

Total Agency Commercial Mortgage-Backed Securities (Cost $634,175)		619,880

AGENCY MORTGAGE-BACKED SECURITIES–4.35%
Fannie Mae ARM •2.414% 5/1/43	23,683	23,961
•2.553% 6/1/43	8,698	8,796
•2.921% 7/1/45	11,493	11,714
•2.958% 12/1/45	17,766	18,272
•3.076% 8/1/35	1,744	1,840
•3.218% 4/1/44	21,160	21,742
•3.226% 3/1/44	30,373	31,424
•3.274% 9/1/43	19,458	19,999
Fannie Mae S.F. 30 yr 3.00% 1/1/46	1,582,000	1,571,581

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued) 4.50% 11/1/39	21,857	$23,726
4.50% 1/1/40	330,978	359,039
4.50% 6/1/40	25,468	27,639
4.50% 7/1/40	30,572	32,880
4.50% 8/1/40	7,637	8,242
4.50% 7/1/41	65,143	70,583
4.50% 8/1/41	466,587	504,810
4.50% 1/1/42	25,784	27,949
4.50% 8/1/42	100,893	109,118
4.50% 10/1/44	22,217	24,049
4.50% 2/1/46	912,446	982,385
4.50% 7/1/46	73,844	79,610
5.00% 2/1/35	25,210	27,590
5.00% 4/1/35	5,145	5,630
5.00% 10/1/35	15,521	16,951
5.00% 11/1/35	7,364	8,040
5.00% 4/1/37	4,238	4,624
5.00% 8/1/37	11,051	12,083
5.00% 12/1/39	11,499	12,693
5.00% 1/1/40	2,577	2,849
5.00% 1/1/42	41,250	45,821
5.00% 11/1/44	144,441	158,102
5.50% 12/1/32	845	947
5.50% 2/1/33	10,648	11,927
5.50% 6/1/33	71,329	79,902
5.50% 7/1/34	1,236	1,386
5.50% 9/1/34	20,935	23,480
5.50% 11/1/34	4,705	5,276
5.50% 12/1/34	24,250	27,166
5.50% 3/1/35	2,419	2,711
5.50% 5/1/35	21,446	24,023
5.50% 6/1/35	3,116	3,493
5.50% 1/1/36	18,535	20,788
5.50% 4/1/36	22,399	25,054
5.50% 5/1/36	2,024	2,265
5.50% 7/1/36	20,971	23,494
5.50% 9/1/36	44,180	49,570
5.50% 11/1/36	3,362	3,760
5.50% 1/1/37	13,335	14,850
5.50% 4/1/37	50,351	56,591
5.50% 8/1/37	34,744	38,912
5.50% 9/1/37	16,304	18,175
5.50% 1/1/38	473	528
5.50% 2/1/38	9,048	10,125
5.50% 3/1/38	7,205	8,019
5.50% 6/1/38	33,287	37,132
5.50% 7/1/38	5,942	6,618
5.50% 9/1/38	32,416	36,291
5.50% 12/1/38	17,484	19,600
5.50% 1/1/39	39,063	43,775
5.50% 2/1/39	50,683	56,808
5.50% 6/1/39	17,427	19,503

LVIP Delaware Foundation® Aggressive Allocation Fund–17

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued) 5.50% 10/1/39	36,483	$40,682
5.50% 3/1/40	59,386	66,485
5.50% 7/1/40	27,852	31,214
5.50% 3/1/41	109,483	122,768
5.50% 6/1/41	44,574	49,905
5.50% 9/1/41	178,671	199,898
6.00% 5/1/36	15,108	17,118
6.00% 6/1/36	1,576	1,787
6.00% 7/1/36	2,869	3,246
6.00% 9/1/36	8,224	9,554
6.00% 12/1/36	1,604	1,830
6.00% 2/1/37	5,172	5,860
6.00% 5/1/37	10,974	12,436
6.00% 6/1/37	891	1,022
6.00% 7/1/37	743	849
6.00% 8/1/37	6,393	7,250
6.00% 9/1/37	1,626	1,842
6.00% 11/1/37	273	309
6.00% 5/1/38	27,191	30,812
6.00% 7/1/38	82,274	93,213
6.00% 9/1/38	56,922	64,563
6.00% 10/1/38	2,268	2,571
6.00% 11/1/38	3,823	4,377
6.00% 1/1/39	7,200	8,159
6.00% 9/1/39	63,277	71,707
6.00% 10/1/39	59,576	68,638
6.00% 3/1/40	7,111	8,065
6.00% 7/1/40	24,277	27,499
6.00% 9/1/40	6,243	7,074
6.00% 11/1/40	2,461	2,837
6.00% 5/1/41	74,360	84,240
6.00% 6/1/41	26,885	30,454
6.00% 7/1/41	110,060	124,585
6.50% 3/1/40	46,733	52,904
6.50% 5/1/40	14,327	16,291
Freddie Mac ARM •2.553% 10/1/46	39,851	40,143
•2.759% 10/1/45	14,528	14,807
•2.814% 9/1/45	80,409	82,008
•2.817% 12/1/33	8,699	9,197
•2.927% 10/1/45	22,725	23,199
•2.943% 11/1/44	7,195	7,384
•2.979% 11/1/45	19,197	19,596
•3.114% 3/1/46	34,105	34,968
•3.23% 6/1/37	4,004	4,251
Freddie Mac S.F. 30 yr 4.50% 4/1/39	3,389	3,660
4.50% 5/1/40	147,686	160,154
4.50% 7/1/42	44,543	48,146
4.50% 8/1/42	472,744	512,427
4.50% 12/1/43	40,440	43,718

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued) 4.50% 8/1/44	58,221	$63,119
4.50% 7/1/45	212,361	228,610
5.00% 6/1/36	41,539	45,407
5.00% 4/1/44	47,798	52,573
5.50% 3/1/34	1,872	2,107
5.50% 12/1/34	1,646	1,851
5.50% 6/1/36	1,097	1,233
5.50% 11/1/36	1,276	1,431
5.50% 12/1/36	477	532
5.50% 9/1/37	2,090	2,329
5.50% 12/1/37	315,287	353,937
5.50% 4/1/38	7,495	8,359
5.50% 6/1/38	817	911
5.50% 7/1/38	7,721	8,613
5.50% 6/1/39	7,582	8,447
5.50% 3/1/40	6,333	7,044
5.50% 8/1/40	3,729	4,158
5.50% 1/1/41	3,510	3,915
5.50% 6/1/41	98,150	109,534
6.00% 2/1/36	3,630	4,140
6.00% 3/1/36	5,222	5,962
6.00% 9/1/37	5,761	6,546
6.00% 1/1/38	2,175	2,457
6.00% 6/1/38	5,928	6,731
6.00% 8/1/38	7,960	9,131
6.00% 5/1/40	31,344	35,543
6.00% 7/1/40	29,098	33,099
6.50% 4/1/39	8,446	9,608
GNMA I S.F. 30 yr 5.00% 3/15/40	142,553	156,088
GNMA II S.F. 30 yr 5.50% 5/20/37	10,517	11,659
5.50% 4/20/40	9,709	10,630
6.00% 2/20/39	16,914	19,116
6.00% 2/20/40	54,868	62,625
6.00% 4/20/46	20,052	22,350
6.50% 10/20/39	19,732	22,343

Total Agency Mortgage-Backed Securities (Cost $8,560,719)		8,523,751

CONVERTIBLE BONDS–0.33%
#Aerojet Rocketdyne Holdings 144A 2.25% exercise price $26.00, maturity date 12/15/23	2,000	1,957
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	27,000	26,797
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	11,000	12,946

LVIP Delaware Foundation® Aggressive Allocation Fund–18

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
#Blackhawk Network Holdings 144A 1.50% exercise price $49.83, maturity date 1/15/22	16,000	$16,480
Blackstone Mortgage Trust 5.25% exercise price $27.99, maturity date 12/1/18	26,000	29,055
Blucora 4.25% exercise price $21.66, maturity date 4/1/19	7,000	7,000
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	27,000	26,376
Cemex 3.72% exercise price $11.45, maturity date 3/15/20	11,000	11,811
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	18,000	17,685
#Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18	11,000	14,912
#Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40	20,000	20,950
#DISH Network 144A 3.375% exercise price $65.18, maturity date 8/15/26	5,000	5,716
GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	15,000	14,663
fGeneral Cable 4.50% exercise price $31.67, maturity date 11/15/29	30,000	23,569
HealthSouth 2.00% exercise price $37.16, maturity date 12/1/43	18,000	21,397
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	13,000	13,496
fHologic 2.00% exercise price $31.18, maturity date 3/1/42	9,000	12,229
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	14,000	14,604
#Insulet 144A 1.25% exercise price $58.37, maturity date 9/15/21	11,000	10,244
Jefferies Group 3.875% exercise price $43.93, maturity date 11/1/29	19,000	19,261
#Knowles 144A 3.25% exercise price $18.43, maturity date 11/1/21	12,000	13,980
#Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46	12,000	12,960

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
#Liberty Media 144A 2.25% exercise price $104.55, maturity date 9/30/46	4,000	$4,235
#Medicines 144A 2.75% exercise price $48.97, maturity date 7/15/23	11,000	10,636
fMeritor 4.00% exercise price $26.73, maturity date 2/15/27	25,000	25,594
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	17,000	17,414
Novellus Systems 2.625% exercise price $33.85, maturity date 5/15/41	8,000	24,945
#NuVasive 144A 2.25% exercise price $59.82, maturity date 3/15/21	7,000	8,921
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	19,000	21,707
ON Semiconductor 1.00% exercise price $18.50, maturity date 12/1/20	11,000	11,323
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	20,000	19,725
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	21,000	18,756
Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21	21,000	22,103
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19	20,000	21,100
TPG Specialty Lending 4.50% exercise price $25.83, maturity date 12/15/19	17,000	17,446
•Vector Group 1.75% exercise price $23.46, maturity date 4/15/20	20,000	23,038
•Vector Group 2.50% exercise price $15.22, maturity date 1/15/19	10,000	15,625
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	26,000	26,049
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	22,000	20,721

Total Convertible Bonds (Cost $639,535)		657,426

LVIP Delaware Foundation® Aggressive Allocation Fund–19

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)
CORPORATE BONDS–11.86%
Aerospace & Defense–0.02%
United Technologies 3.75% 11/1/46		50,000	$47,710

			47,710

Air Freight & Logistics–0.06%
#Aviation Capital Group 144A 4.875% 10/1/25		65,000	68,981
United Parcel Service 5.125% 4/1/19		45,000	48,341

			117,322

Airlines–0.09%
#◆Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27		24,006	23,946
◆American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26		22,135	21,913
◆American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27		23,231	22,911
◆American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27		14,645	14,572
◆American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28		14,963	14,982
◆United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26		18,304	18,693
◆United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26		42,405	42,670
◆United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28		15,000	14,494

			174,181

Auto Components–0.02%
Goodyear Tire & Rubber 5.00% 5/31/26		35,000	34,928

			34,928

Automobiles–0.02%
Daimler 2.75% 12/10/18	NOK	320,000	38,030

			38,030

Banks–1.64%
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	25,000	18,999
Bank Nederlandse Gemeenten 5.25% 5/20/24	AUD	18,000	14,546

	Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America 3.248% 10/21/27		15,000	$14,353
3.30% 8/5/21	AUD	20,000	14,143
4.183% 11/25/27		40,000	40,106
4.45% 3/3/26		330,000	340,571
BB&T 2.05% 5/10/21		210,000	206,232
2.45% 1/15/20		75,000	75,620
Capital One Financial 4.20% 10/29/25		90,000	90,463
Citigroup 2.90% 12/8/21		5,000	4,992
3.75% 10/27/23	AUD	13,000	9,090
Citizens Financial Group 2.375% 7/28/21		35,000	34,359
4.30% 12/3/25		40,000	40,707
#Export-Import Bank of India 144A 3.375% 8/5/26		200,000	187,184
Fifth Third Bancorp 2.875% 7/27/20		20,000	20,270
Huntington Bancshares 2.30% 1/14/22		50,000	48,551
JPMorgan Chase & Co. 3.625% 12/1/27		50,000	48,617
4.25% 10/1/27		235,000	241,965
KeyBank 3.40% 5/20/26		250,000	243,250
•KeyCorp 5.00% 12/29/49		60,000	55,500
•National City Bank 1.318% 6/7/17		335,000	335,158
•PNC Financial Services Group 5.00% 12/29/49		65,000	62,887
Popular 7.00% 7/1/19		85,000	88,081
Santander UK Group Holdings 2.875% 10/16/20		105,000	104,264
3.125% 1/8/21		25,000	25,013
SunTrust Banks 2.70% 1/27/22		70,000	70,112
Toronto-Dominion Bank 2.125% 4/7/21		40,000	39,412
2.50% 12/14/20		40,000	40,168
•3.625% 9/15/31		60,000	58,709
U.S. Bancorp 3.10% 4/27/26		65,000	63,357
#UBS Group Funding Jersey 144A 2.65% 2/1/22		200,000	194,607
•USB Capital IX 3.50% 10/29/49		275,000	226,188
Wells Fargo & Co. 3.00% 7/27/21	AUD	40,000	28,123
4.75% 12/7/46		45,000	45,778
Wells Fargo Capital X 5.95% 12/15/36		15,000	15,675
•Westpac Banking 4.322% 11/23/31		45,000	45,324

LVIP Delaware Foundation® Aggressive Allocation Fund–20

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Zions Bancorp 4.50% 6/13/23	20,000	$20,266

		3,212,640

Beverages–0.29%
Anheuser-Busch InBev Finance 3.65% 2/1/26	245,000	249,189
Molson Coors Brewing 3.00% 7/15/26	45,000	42,626
4.20% 7/15/46	45,000	42,127
PepsiCo 2.375% 10/6/26	75,000	71,092
#Pernod Ricard 144A 4.45% 1/15/22	150,000	159,326

		564,360

Biotechnology–0.22%
Biogen 5.20% 9/15/45	140,000	150,390
Celgene 3.25% 8/15/22	25,000	25,255
3.875% 8/15/25	15,000	15,242
4.625% 5/15/44	60,000	58,972
Gilead Sciences 4.15% 3/1/47	195,000	185,678

		435,537

Building Products–0.12%
#Boise Cascade 144A 5.625% 9/1/24	15,000	14,963
#Builders FirstSource 144A 5.625% 9/1/24	65,000	65,569
Fortune Brands Home & Security 3.00% 6/15/20	25,000	25,181
Lennox International 3.00% 11/15/23	40,000	38,896
Masco 3.50% 4/1/21	60,000	60,450
#NCI Building Systems 144A 8.25% 1/15/23	25,000	27,125
US Concrete 6.375% 6/1/24	5,000	5,300

		237,484

Capital Markets–0.52%
Affiliated Managers Group 3.50% 8/1/25	40,000	37,811
Ares Capital 4.75% 1/15/18	19,000	19,546
Bank of New York Mellon 2.15% 2/24/20	10,000	9,975
2.20% 8/16/23	70,000	66,847
2.50% 4/15/21	95,000	95,162
2.80% 5/4/26	20,000	19,284
•4.625% 12/29/49	75,000	68,987
Goldman Sachs Group 3.50% 11/16/26	50,000	48,950
5.15% 5/22/45	100,000	105,566
Jefferies Group 6.45% 6/8/27	25,000	27,471

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Capital Markets (continued)
Jefferies Group (continued) 6.50% 1/20/43	15,000	$15,484
Morgan Stanley 2.625% 11/17/21	180,000	178,035
3.95% 4/23/27	205,000	203,357
5.00% 9/30/21	AUD 14,000	10,549
State Street 2.55% 8/18/20	45,000	45,477
3.10% 5/15/23	25,000	24,972
3.55% 8/18/25	45,000	46,120

		1,023,593

Chemicals–0.28%
CF Industries 6.875% 5/1/18	80,000	84,411
Dow Chemical 8.55% 5/15/19	223,000	255,715
Eastman Chemical 4.65% 10/15/44	75,000	74,669
PolyOne 5.25% 3/15/23	25,000	25,500
Potash Corp of Saskatchewan 4.00% 12/15/26	90,000	90,750
#WR Grace & Co. 144A 5.625% 10/1/24	11,000	11,591

		542,636

Commercial Services & Supplies–0.32%
#ERAC USA Finance 144A 4.20% 11/1/46	30,000	27,527
#Herc Rentals 144A 7.50% 6/1/22	25,000	26,469
#Live Nation Entertainment 144A 4.875% 11/1/24	50,000	50,250
#NES Rentals Holdings 144A 7.875% 5/1/18	35,000	35,000
Penske Truck Leasing #144A 3.30% 4/1/21	40,000	40,489
#144A 3.375% 2/1/22	205,000	206,966
#Prestige Brands 144A 5.375% 12/15/21	25,000	25,875
#Prime Security Services Borrower 144A 9.25% 5/15/23	60,000	65,475
#ServiceMaster 144A 5.125% 11/15/24	60,000	61,050
#Transurban Finance 144A 3.375% 3/22/27	20,000	18,938
United Rentals North America 5.50% 7/15/25	56,000	57,330
5.875% 9/15/26	20,000	20,675

		636,044

Communications Equipment–0.03%
Cisco Systems 1.85% 9/20/21	55,000	53,714

		53,714

LVIP Delaware Foundation® Aggressive Allocation Fund–21

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Computers & Peripherals–0.06%
#Diamond 1 Finance 144A 6.02% 6/15/26	100,000	$108,522

		108,522

Construction & Engineering–0.03%
#SBA Communications 144A 4.875% 9/1/24	40,000	39,600
Vale Overseas 5.875% 6/10/21	15,000	15,750

		55,350

Consumer Finance–0.21%
Ford Motor 4.346% 12/8/26	80,000	80,999
General Motors Financial 3.45% 4/10/22	165,000	163,369
3.70% 5/9/23	35,000	34,488
4.00% 10/6/26	15,000	14,452
5.25% 3/1/26	35,000	36,833
Hyundai Capital America #144A 2.55% 2/6/19	50,000	50,318
#144A 3.00% 3/18/21	20,000	19,998
Toyota Motor Credit 2.80% 7/13/22	20,000	20,193

		420,650

Containers & Packaging–0.06%
Ball 5.25% 7/1/25	30,000	31,463
#CCL Industries 144A 3.25% 10/1/26	35,000	33,419
#Crown Americas 144A 4.25% 9/30/26	19,000	17,931
#Owens-Brockway Glass Container 144A 5.875% 8/15/23	35,000	36,553

		119,366

Diversified Financial Services–0.46%
AerCap Ireland Capital 3.95% 2/1/22	150,000	151,687
Air Lease 3.00% 9/15/23	55,000	52,625
Berkshire Hathaway 2.75% 3/15/23	25,000	24,927
Credit Suisse Group Funding Guernsey 3.80% 6/9/23	275,000	275,086
•E*TRADE Financial 5.875% 12/29/49	60,000	59,805
Lazard Group 3.625% 3/1/27	40,000	37,984
Mastercard 3.80% 11/21/46	10,000	9,828
National Rural Utilities Cooperative Finance 2.85% 1/27/25	115,000	113,133
•4.75% 4/30/43	60,000	60,478
•5.25% 4/20/46	20,000	20,873

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
#Peachtree Corners Funding Trust 144A 3.976% 2/15/25	100,000	$97,739

		904,165

Diversified Telecommunication Services–0.38%
AT&T 4.35% 6/15/45	40,000	35,779
4.50% 3/9/48	145,000	130,811
Bell Canada 3.35% 3/22/23	CAD 19,000	14,717
CenturyLink 5.80% 3/15/22	45,000	46,165
6.75% 12/1/23	105,000	107,756
Frontier Communications 8.875% 9/15/20	20,000	21,375
SBA Tower Trust #144A 2.24% 4/16/18	40,000	40,087
#144A 2.898% 10/15/19	25,000	25,190
Verizon Communications 1.75% 8/15/21	115,000	110,441
4.125% 8/15/46	200,000	181,745
4.862% 8/21/46	25,000	25,432

		739,498

Electric Utilities–1.23%
Appalachian Power 4.45% 6/1/45	25,000	25,647
Berkshire Hathaway Energy 3.75% 11/15/23	110,000	115,196
Black Hills 3.15% 1/15/27	30,000	28,769
3.95% 1/15/26	15,000	15,344
Cleveland Electric Illuminating 5.50% 8/15/24	5,000	5,660
ComEd Financing III 6.35% 3/15/33	60,000	61,884
Commonwealth Edison 3.65% 6/15/46	25,000	23,556
4.35% 11/15/45	40,000	41,937
Consumers Energy 3.25% 8/15/46	60,000	53,114
4.10% 11/15/45	15,000	15,518
Dominion Resources 2.85% 8/15/26	115,000	107,890
3.90% 10/1/25	90,000	92,050
DTE Energy 2.85% 10/1/26	60,000	55,857
3.30% 6/15/22	45,000	45,831
Duke Energy 2.65% 9/1/26	5,000	4,676
4.80% 12/15/45	45,000	47,752
Duke Energy Carolinas 3.875% 3/15/46	20,000	19,615

LVIP Delaware Foundation® Aggressive Allocation Fund–22

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
•Emera 6.75% 6/15/76	85,000	$91,375
#Emera US Finance 144A 4.75% 6/15/46	155,000	156,924
Enel Americas 4.00% 10/25/26	10,000	9,559
Entergy 2.95% 9/1/26	10,000	9,374
4.00% 7/15/22	110,000	115,163
Entergy Louisiana 4.95% 1/15/45	20,000	20,550
Entergy Mississippi 2.85% 6/1/28	65,000	61,810
Exelon 3.95% 6/15/25	40,000	41,193
#Fortis 144A 3.055% 10/4/26	115,000	107,780
Great Plains Energy 4.85% 6/1/21	25,000	26,659
Indiana Michigan Power 3.20% 3/15/23	15,000	15,164
4.55% 3/15/46	25,000	26,035
IPALCO Enterprises 5.00% 5/1/18	45,000	46,687
ITC Holdings 3.25% 6/30/26	25,000	24,335
Kansas City Power & Light 3.65% 8/15/25	65,000	65,195
LG&E & KU Energy 4.375% 10/1/21	115,000	122,514
#Massachusetts Electric 144A 4.004% 8/15/46	115,000	110,694
#Metropolitan Edison 144A 4.00% 4/15/25	30,000	30,255
MidAmerican Energy 4.25% 5/1/46	45,000	46,463
#New York State Electric & Gas 144A 3.25% 12/1/26	55,000	54,830
NextEra Energy Capital Holdings 2.40% 9/15/19	65,000	65,409
3.625% 6/15/23	25,000	25,453
NV Energy 6.25% 11/15/20	45,000	51,076
Pennsylvania Electric 5.20% 4/1/20	55,000	58,943
Southern 2.75% 6/15/20	70,000	70,656
3.25% 7/1/26	75,000	73,140
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	25,000	25,370
Wisconsin Electric Power 4.30% 12/15/45	25,000	25,895
Xcel Energy 3.30% 6/1/25	65,000	65,130

		2,403,927

Electronic Equipment, Instruments & Components–0.03%
Analog Devices 2.50% 12/5/21	10,000	9,920

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components (continued)
Analog Devices (continued) 3.50% 12/5/26	40,000	$39,712

		49,632

Equity Real Estate Investment Trusts–0.62%
Alexandria Real Estate Equities 3.95% 1/15/27	20,000	19,952
American Tower 2.80% 6/1/20	10,000	10,013
4.00% 6/1/25	65,000	65,279
4.40% 2/15/26	155,000	158,677
#American Tower Trust I 144A 3.07% 3/15/23	55,000	54,607
AvalonBay Communities 2.95% 5/11/26	165,000	157,701
Communications Sales & Leasing 8.25% 10/15/23	30,000	31,950
Corporate Office Properties 3.60% 5/15/23	40,000	38,544
5.25% 2/15/24	40,000	41,733
Crown Castle International 5.25% 1/15/23	50,000	54,000
CubeSmart 3.125% 9/1/26	50,000	47,219
DDR 7.50% 4/1/17	10,000	10,138
7.875% 9/1/20	45,000	52,446
Education Realty Operating Partnership 4.60% 12/1/24	45,000	44,928
GEO Group 5.125% 4/1/23	10,000	9,650
5.875% 10/15/24	10,000	9,913
Hospitality Properties Trust 4.50% 3/15/25	45,000	43,938
Host Hotels & Resorts 3.75% 10/15/23	10,000	9,832
4.50% 2/1/26	40,000	40,586
#Iron Mountain US Holdings 144A 5.375% 6/1/26	35,000	34,037
Kite Realty Group 4.00% 10/1/26	20,000	19,176
Lifestorage 3.50% 7/1/26	40,000	38,468
#MGM Growth Properties Operating Partnership 144A 4.50% 9/1/26	40,000	38,600
UDR 4.00% 10/1/25	155,000	158,942
WP Carey 4.60% 4/1/24	35,000	35,524

		1,225,853

Food & Staples Retailing–0.31%
#Albertsons 144A 5.75% 3/15/25	65,000	64,513
CVS Health 3.875% 7/20/25	68,000	70,273

LVIP Delaware Foundation® Aggressive Allocation Fund–23

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
KFC Holding #144A 5.00% 6/1/24	18,000	$18,427
#144A 5.25% 6/1/26	18,000	18,315
Sysco 3.30% 7/15/26	195,000	191,747
Walgreens Boots Alliance 3.10% 6/1/23	185,000	184,042
3.45% 6/1/26	60,000	59,013

		606,330

Food Products–0.12%
Aramark Services #144A 4.75% 6/1/26	10,000	9,925
#144A 5.125% 1/15/24	55,000	56,856
#Arcor SAIC 144A 6.00% 7/6/23	10,000	10,450
#JBS USA Finance 144A 5.75% 6/15/25	50,000	50,875
Lamb Weston Holdings #144A 4.625% 11/1/24	30,000	30,150
#144A 4.875% 11/1/26	35,000	34,716
#Post Holdings 144A 5.00% 8/15/26	45,000	43,200

		236,172

Gas Utilities–0.17%
AmeriGas Partners 5.50% 5/20/25	60,000	60,825
5.875% 8/20/26	25,000	25,500
Dominion Gas Holdings 4.60% 12/15/44	35,000	34,960
#KeySpan Gas East 144A 2.742% 8/15/26	60,000	57,032
Southern Co. Gas Capital 3.25% 6/15/26	50,000	48,888
3.95% 10/1/46	125,000	116,154

		343,359

Health Care Equipment & Supplies–0.21%
Abbott Laboratories 4.90% 11/30/46	95,000	97,885
#Hill-Rom Holdings 144A 5.75% 9/1/23	60,000	62,250
Thermo Fisher Scientific 3.00% 4/15/23	260,000	255,908

		416,043

Health Care Providers & Services–0.10%
DaVita 5.00% 5/1/25	65,000	64,106
HCA 5.375% 2/1/25	55,000	55,206
HealthSouth 5.125% 3/15/23	10,000	9,950
5.75% 11/1/24	10,000	10,175
5.75% 9/15/25	5,000	5,000
#Highmark 144A 6.125% 5/15/41	5,000	4,641

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
New York and Presbyterian Hospital 4.063% 8/1/56		40,000	$37,531
#Universal Health Services 144A 5.00% 6/1/26		10,000	9,800

			196,409
Hotels, Restaurants & Leisure–0.13%
#Boyd Gaming 144A 6.375% 4/1/26		90,000	97,380
Marriott International 3.125% 6/15/26		60,000	56,906
3.75% 3/15/25		35,000	34,977
4.50% 10/1/34		5,000	4,911
MGM Resorts International 4.625% 9/1/26		65,000	62,887

			257,061

Household Durables–0.05%
Lennar 4.875% 12/15/23		50,000	49,750
Pultegroup 5.00% 1/15/27		50,000	47,687

			97,437

Household Products–0.07%
#ACCO Brands 144A 5.25% 12/15/24		25,000	25,235
#Scotts Miracle-Gro 144A 5.25% 12/15/26		65,000	65,163
Tempur Sealy International 5.50% 6/15/26		40,000	40,300

			130,698

Independent Power & Renewable Electricity Producers–0.06%
#AES Gener 144A 5.25% 8/15/21		25,000	26,264
Calpine #144A 5.25% 6/1/26		30,000	29,700
5.375% 1/15/23		30,000	29,475
Dynegy 7.625% 11/1/24		45,000	41,737

			127,176

Industrial Conglomerates–0.10%
General Electric 2.10% 12/11/19		70,000	70,542
4.25% 1/17/18	NZD	50,000	35,142
5.55% 5/4/20		30,000	33,193
6.00% 8/7/19		56,000	61,895

			200,772

Insurance–0.33%
Allstate 3.28% 12/15/26		40,000	40,216
Berkshire Hathaway Finance 2.90% 10/15/20		55,000	56,359
MetLife •5.25% 12/29/49		50,000	50,750
6.817% 8/15/18		85,000	91,660

LVIP Delaware Foundation® Aggressive Allocation Fund–24

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
#Principal Life Global Funding II 144A 3.00% 4/18/26	165,000	$160,584
•Prudential Financial 5.375% 5/15/45	35,000	35,875
TIAA Asset Management Finance #144A 2.95% 11/1/19	35,000	35,628
#144A 4.125% 11/1/24	80,000	80,937
#USI 144A 7.75% 1/15/21	10,000	10,206
XLIT 4.45% 3/31/25	30,000	29,798
5.50% 3/31/45	40,000	38,087
•6.50% 10/29/49	30,000	23,475

		653,575

Internet Software & Services–0.02%
Zayo Group 6.00% 4/1/23	35,000	36,575

		36,575

IT Services–0.11%
Fidelity National Information Services 3.00% 8/15/26	20,000	18,817
5.00% 10/15/25	85,000	92,738
First Data #144A 5.75% 1/15/24	50,000	51,781
#144A 7.00% 12/1/23	56,000	59,780

		223,116

Machinery–0.07%
Crane 2.75% 12/15/18	10,000	10,130
4.45% 12/15/23	60,000	62,153
Parker-Hannifin 3.30% 11/21/24	5,000	5,069
Roper Technologies 2.80% 12/15/21	30,000	30,020
3.80% 12/15/26	25,000	25,243

		132,615

Media–0.62%
21st Century Fox America 4.95% 10/15/45	70,000	72,215
CC Holdings GS V 3.849% 4/15/23	15,000	15,265
CCO Holdings #144A 5.125% 5/1/23	50,000	51,625
#144A 5.75% 2/15/26	10,000	10,375
Charter Communications Operating 4.908% 7/23/25	90,000	95,016
CSC Holdings 5.25% 6/1/24	16,000	15,680
DISH DBS 7.75% 7/1/26	30,000	33,900
GLP Capital 5.375% 4/15/26	60,000	62,724
#Gray Television 144A 5.125% 10/15/24	25,000	24,250
Lamar Media 5.75% 2/1/26	25,000	26,406

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
#Midcontinent Communications 144A 6.875% 8/15/23	45,000	$48,150
#Nexstar Escrow 144A 5.625% 8/1/24	40,000	39,800
#Sinclair Television Group 144A 5.125% 2/15/27	55,000	52,525
#Sirius XM Radio 144A 5.375% 7/15/26	80,000	78,400
#Sky 144A 3.75% 9/16/24	200,000	200,968
Time Warner 3.80% 2/15/27	80,000	79,711
Time Warner Cable 7.30% 7/1/38	150,000	185,069
Tribune Media 5.875% 7/15/22	55,000	56,169
Viacom 3.45% 10/4/26	40,000	37,043
WPP Finance 2010 5.625% 11/15/43	20,000	21,518

		1,206,809

Metals & Mining–0.10%
ArcelorMittal 6.125% 6/1/25	40,000	44,000
#Freeport-McMoRan 144A 6.50% 11/15/20	30,000	30,975
#Lundin Mining 144A 7.50% 11/1/20	9,000	9,619
Southern Copper 5.875% 4/23/45	30,000	29,592
#Steel Dynamics 144A 5.00% 12/15/26	50,000	49,937
#Teck Resources 144A 8.00% 6/1/21	25,000	27,563

		191,686

Multi-Utilities–0.19%
Ameren Illinois 9.75% 11/15/18	263,000	300,699
CMS Energy 6.25% 2/1/20	60,000	66,416
Louisville Gas & Electric 4.375% 10/1/45	15,000	15,803

		382,918

Oil, Gas & Consumable Fuels–1.03%
Anadarko Petroleum 6.60% 3/15/46	115,000	142,345
#Antero Resources 144A 5.00% 3/1/25	85,000	83,556
BP Capital Markets 3.216% 11/28/23	40,000	40,436
3.561% 11/1/21	25,000	26,114
3.723% 11/28/28	35,000	35,613
Buckeye Partners 3.95% 12/1/26	45,000	43,883
ConocoPhillips 4.95% 3/15/26	105,000	116,132
Ecopetrol 5.875% 9/18/23	15,000	15,915

LVIP Delaware Foundation® Aggressive Allocation Fund–25

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Ecopetrol (continued) 7.375% 9/18/43	10,000	$10,175
Enbridge 4.25% 12/1/26	25,000	25,648
•6.00% 1/15/77	45,000	45,000
Energy Transfer Equity 7.50% 10/15/20	35,000	39,200
Energy Transfer Partners 6.125% 12/15/45	85,000	90,748
9.70% 3/15/19	60,000	68,902
EnLink Midstream Partners 4.85% 7/15/26	25,000	25,265
•Enterprise Products Operating 7.034% 1/15/68	10,000	10,260
Genesis Energy 6.75% 8/1/22	40,000	41,760
Murphy Oil USA 6.00% 8/15/23	60,000	62,850
#Nabors Industries 144A 5.50% 1/15/23	37,000	38,619
Newfield Exploration 5.75% 1/30/22	25,000	26,469
Noble Energy 5.05% 11/15/44	35,000	35,233
Petrobras Global Finance 6.25% 3/17/24	5,000	4,809
8.375% 5/23/21	15,000	16,200
8.75% 5/23/26	5,000	5,406
Petroleos Mexicanos #144A 6.50% 3/13/27	105,000	108,439
6.625% 6/15/35	45,000	44,550
Plains All American Pipeline 4.50% 12/15/26	20,000	20,329
8.75% 5/1/19	120,000	136,688
Regency Energy Partners 5.00% 10/1/22	40,000	42,439
Shell International Finance 2.875% 5/10/26	15,000	14,520
3.75% 9/12/46	45,000	41,514
4.00% 5/10/46	85,000	81,488
Southwestern Energy 6.70% 1/23/25	60,000	61,650
Targa Resources Partners #144A 5.125% 2/1/25	25,000	24,906
#144A 5.375% 2/1/27	30,000	29,850
Tesoro Logistics 5.25% 1/15/25	45,000	46,125
•Transcanada Trust 5.875% 8/15/76	50,000	52,125
#Transocean Proteus 144A 6.25% 12/1/24	20,000	20,288
Williams Partners 7.25% 2/1/17	95,000	95,373
#Woodside Finance 144A 8.75% 3/1/19	105,000	118,548
YPF #144A 8.50% 3/23/21	5,000	5,376

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
YPF (continued) #144A 8.50% 7/28/25	10,000	$10,165
#•144A 26.333% 7/7/20	10,000	11,450

		2,016,361

Paper & Forest Products–0.16%
Georgia-Pacific 8.00% 1/15/24	125,000	159,769
International Paper 4.40% 8/15/47	55,000	52,188
5.15% 5/15/46	95,000	99,451

		311,408

Pharmaceuticals–0.26%
AbbVie 3.20% 5/14/26	85,000	81,033
#Mallinckrodt International Finance 144A 5.50% 4/15/25	55,000	49,500
#Mylan 144A 3.95% 6/15/26	100,000	93,766
Pfizer 3.00% 12/15/26	60,000	59,308
Shire Acquisitions Investments Ireland 2.40% 9/23/21	65,000	62,858
2.875% 9/23/23	65,000	61,872
Teva Pharmaceutical Finance Netherlands III 2.80% 7/21/23	115,000	109,019

		517,356

Road & Rail–0.22%
Burlington Northern Santa Fe 4.70% 9/1/45	105,000	115,202
CSX 2.60% 11/1/26	235,000	220,457
3.80% 11/1/46	100,000	93,109

		428,768

Software–0.04%
CDK Global 5.00% 10/15/24	40,000	39,000
Oracle 4.00% 7/15/46	35,000	33,563

		72,563

Specialty Retail–0.15%
L Brands 6.75% 7/1/36	30,000	30,525
Lowe’s 3.70% 4/15/46	70,000	65,512
Starbucks 2.45% 6/15/26	30,000	28,666
Target 3.625% 4/15/46	185,000	172,355

		297,058

Technology Hardware, Storage & Peripherals–0.05%
Apple 3.45% 2/9/45	15,000	13,274
3.85% 8/4/46	45,000	43,228
#Western Digital 144A 7.375% 4/1/23	35,000	38,588

		95,090

LVIP Delaware Foundation® Aggressive Allocation Fund–26

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Textiles, Apparel & Luxury Goods–0.08%
#Hanesbrands 144A 4.875% 5/15/26	65,000	$63,863
#INVISTA Finance 144A 4.25% 10/15/19	50,000	49,820
Levi Strauss 5.00% 5/1/25	35,000	35,175

		148,858

Tobacco–0.07%
Altria Group 3.875% 9/16/46	70,000	64,878
Reynolds American 4.00% 6/12/22	10,000	10,472
4.45% 6/12/25	55,000	58,169

		133,519

Trading Companies & Distributors–0.07%
#ERAC USA Finance 144A 3.30% 12/1/26	75,000	72,114
#HD Supply 144A 5.75% 4/15/24	60,000	63,492

		135,606

Wireless Telecommunication Services–0.26%
#Crown Castle Towers 144A 4.883% 8/15/20	210,000	223,816
#Deutsche Telekom International Finance 144A 1.95% 9/19/21	150,000	144,698
Level 3 Financing 5.375% 5/1/25	25,000	25,563
Sprint Communications #144A 7.00% 3/1/20	35,000	38,063
#144A 9.00% 11/15/18	30,000	33,150
T-Mobile USA 6.125% 1/15/22	45,000	47,587

		512,877

Total Corporate Bonds (Cost $23,357,519)		23,253,357

MUNICIPAL BONDS–0.18%
Bay Area Toll Authority (Build America Bonds) Series S3 6.907% 10/1/50	65,000	91,632
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	50,000	74,033
Commonwealth of Massachusetts Series C 5.00% 10/1/25	30,000	36,246
New Jersey Turnpike Authority (Build America Bonds) Series A 7.102% 1/1/41	30,000	42,005
(Build America Bonds) Series F 7.414% 1/1/40	15,000	21,678
New York, New York Series C 5.00% 8/1/26	5,000	5,960

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
New York, New York (continued) Series C 5.00% 8/1/27	10,000	$11,831
South Carolina Public Service Authority Series D 4.77% 12/1/45	20,000	20,605
Texas Water Development Board Water Implementation Revenue 5.00% 10/15/46	40,000	45,678
Series A 5.00% 10/15/45	10,000	11,302

Total Municipal Bonds (Cost $385,900)		360,970

NON-AGENCY ASSET-BACKED SECURITIES–0.80%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	52,899	53,838
Ally Master Owner Trust Series 2014-4 A2 1.43% 6/17/19	70,000	70,041
Avis Budget Rental Car Funding AESOP #Series 2013-1A A 144A 1.92% 9/20/19	100,000	99,497
#Series 2014-1A A 144A 2.46% 7/20/20	100,000	99,759
BA Credit Card Trust •Series 2014-A2 A 0.974% 9/16/19	30,000	30,006
•Series 2014-A3 A 0.994% 1/15/20	35,000	35,024
•Capital One Multi-Asset Execution Trust Series 2007-A5 A5 0.744% 7/15/20	100,000	99,894
•Chase Issuance Trust Series 2007-C1 C1 1.164% 4/15/19	100,000	99,992
•CNH Equipment Trust Series 2016-B A2B 1.104% 10/15/19	10,000	10,013
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	28,210	28,213
#Ford Credit Auto Owner Trust Series 2016-2 A 144A 2.03% 12/15/27	100,000	98,348
#HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44	47,750	42,271
Honda Auto Receivables Owner Trust Series 2015-3 A3 1.27% 4/18/19	100,000	99,968
•Mercedes-Benz Auto Lease Trust Series 2016-A A2B 1.264% 7/16/18	24,392	24,421
#•Mercedes-Benz Master Owner Trust Series 2016-AA A 144A 1.284% 5/15/20	100,000	100,320

LVIP Delaware Foundation® Aggressive Allocation Fund–27

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 144A 2.106% 9/27/21	25,000	$25,067
•Nissan Auto Lease Trust Series 2015-B A2B 1.234% 12/15/17	15,100	15,115
#•PFS Financing Series 2015-AA A 144A 1.324% 4/15/20	100,000	99,795
#Porsche Innovative Lease Owner Trust Series 2015-1 A3 144A 1.19% 7/23/18	95,173	95,186
Synchrony Credit Card Master Note Trust Series 2012-6 A 1.36% 8/17/20	100,000	100,056
#Verizon Owner Trust Series 2016-2A A 144A 1.68% 5/20/21	100,000	99,597
#Volkswagen Credit Auto Master Trust Series 2014-1A A2 144A 1.40% 7/22/19	100,000	99,931
•Wells Fargo Dealer Floorplan Master Note Trust Series 2014-2 A 1.189% 10/20/19	50,000	50,011

Total Non-Agency Asset-Backed Securities (Cost $1,584,314)		1,576,363

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.19%
Bank of America Alternative Loan Trust Series 2005-6 7A1 5.50% 7/25/20	1,412	1,360
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	18,840	18,776
JPMorgan Mortgage Trust Series 2006-S1 1A1 6.00% 4/25/36	22,890	23,406
•Series 2007-A1 7A4 3.137% 7/25/35	11,473	10,141
#•New Residential Mortgage Loan Trust Series 2015-2A A1 144A 3.75% 8/25/55	76,754	79,251
Sequoia Mortgage Trust #•Series 2013-11 B1 144A 3.666% 9/25/43	92,668	92,941
#•Series 2014-2 A4 144A 3.50% 7/25/44	43,164	43,073
#•Series 2015-1 B2 144A 3.881% 1/25/45	14,346	14,181
◆Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34	10,686	10,918

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
#•Towd Point Mortgage Trust Series 2015-5 A1B 144A 2.75% 5/25/55	77,621	$77,809

Total Non-Agency Collateralized Mortgage Obligations (Cost $364,681)		371,856

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.37%
•Banc of America Commercial Mortgage Trust Series 2007-4 AM 5.814% 2/10/51	40,000	40,736
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PWR18 A4 5.70% 6/11/50	21,501	21,962
CD Mortgage Trust Series 2016-CD2 A3 3.248% 11/10/49	35,000	35,296
•Series 2016-CD2 A4 3.526% 11/10/49	30,000	30,845
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	65,000	67,154
Citigroup Commercial Mortgage Trust •Series 2007-C6 AM 5.711% 12/10/49	25,000	25,359
Series 2014-GC25 A4 3.635% 10/10/47	45,000	46,597
Series 2015-GC27 A5 3.137% 2/10/48	50,000	49,922
Series 2016-P3 A4 3.329% 4/15/49	35,000	35,160
Series 2016-P5 A4 2.941% 10/10/49	40,000	38,790
COMM Mortgage Trust #Series 2013-CR6 AM 144A 3.147% 3/10/46	40,000	39,982
Series 2014-CR19 A5 3.796% 8/10/47	30,000	31,432
Series 2014-CR20 AM 3.938% 11/10/47	85,000	87,895
#Series 2015-3BP A 144A 3.178% 2/10/35	100,000	99,982
Series 2015-CR23 A4 3.497% 5/10/48	20,000	20,489
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	16,051	16,046
DB-JPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	75,000	75,708

LVIP Delaware Foundation® Aggressive Allocation Fund–28

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DB-JPM Mortgage Trust (continued) Series 2016-C3 A5 2.89% 9/10/49	45,000	$43,870
#•DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.685% 11/10/46	100,000	110,360
#GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	600,000	622,449
GS Mortgage Securities Trust Series 2014-GC24 A5 3.931% 9/10/47	55,000	58,052
Series 2015-GC32 A4 3.764% 7/10/48	30,000	31,338
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	90,000	93,519
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	75,000	74,693
JPMorgan Chase Commercial Mortgage Securities Trust •Series 2005-CB11 E 5.524% 8/12/37	15,000	15,762
•Series 2005-LDP5 D 5.524% 12/15/44	25,000	24,951
Series 2013-LC11 B 3.499% 4/15/46	35,000	35,349
Series 2015-JP1 A5 3.914% 1/15/49	30,000	31,622
Series 2016-JP2 A4 2.822% 8/15/49	55,000	53,309
•Series 2016-JP3 B 3.397% 8/15/49	20,000	19,529
#Series 2016-WIKI A 144A 2.798% 10/5/31	20,000	20,081
#Series 2016-WIKI B 144A 3.201% 10/5/31	35,000	35,228
LB-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	1,734	1,733
•Series 2006-C6 AJ 5.452% 9/15/39	29,609	26,568
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17 A5 3.741% 8/15/47	40,000	41,709
Series 2015-C23 A4 3.719% 7/15/50	115,000	119,259
Series 2015-C26 A5 3.531% 10/15/48	45,000	46,092

	Principal Amount°		Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued) Series 2016-C29 A4 3.325% 5/15/49		35,000	$35,065
•Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.448% 11/12/41		100,000	100,953
UBS Commercial Mortgage Trust Series 2012-C1 A3 3.40% 5/10/45		39,524	41,178
Wells Fargo Commercial Mortgage Trust Series 2015-NXS3 A4 3.617% 9/15/57		65,000	66,950
Series 2016-BNK1 A3 2.652% 8/15/49		60,000	57,352
WF-RBS Commercial Mortgage Trust Series 2012-C10 A3 2.875% 12/15/45		120,000	121,373

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $2,717,081)			2,691,699

ΔREGIONAL BONDS–0.16%
Australia–0.08%
New South Wales Treasury 3.00% 3/20/28	AUD	147,200	104,471
4.00% 5/20/26	AUD	34,700	27,185
Queensland Treasury #144A 2.75% 8/20/27	AUD	14,000	9,633
#144A 3.25% 7/21/28	AUD	29,000	20,719

			162,008

Canada–0.08%
Province of British Columbia Canada 2.25% 6/2/26		50,000	47,623
Province of Manitoba Canada 2.125% 6/22/26		40,000	37,361
Province of Ontario Canada 3.45% 6/2/45	CAD	12,000	9,313
Province of Quebec Canada 6.00% 10/1/29	CAD	50,000	49,610

			143,907

Total Regional Bonds (Cost $330,303)			305,915

«SENIOR SECURED LOANS–2.52%
Accudyne Industries (Hamilton Sundstrand Industrial) 1st Lien 4.00% 12/13/19		55,000	52,142
Air Medical Group Holdings Tranche B 1st Lien 4.25% 4/28/22		139,419	139,440

LVIP Delaware Foundation® Aggressive Allocation Fund–29

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Amaya Holdings 1st Lien 5.00% 8/1/21	129,596	$130,343
American Airlines 1st Lien 3.25% 12/15/23	125,000	125,828
Applied Systems 2nd Lien 7.50% 1/23/22	50,000	50,638
Aramark Tranche E 3.338% 9/7/19	42,344	42,827
Avago Technologies Cayman Finance Tranche B3 1st Lien 3.00% 2/1/23	30,286	30,765
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	50,000	50,698
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	134,293	135,783
Blue Ribbon (Pabst) 1st Lien 5.00% 11/13/21	50,000	49,813
Builders FirstSource Tranche B 1st Lien 4.75% 7/31/22	139,300	140,885
BWAY Holding 1st Lien 4.75% 9/9/23	50,000	50,228
•Cable & Wireless (Sable International Finance) Tranche B1 1st Lien 5.588% 1/3/23	71,500	72,578
•Cable & Wireless (Sable International Finance) Tranche B2 1st Lien 5.83% 1/3/23	58,500	59,382
Cablevision Tranche B 1st Lien 3.876% 10/11/24	130,000	131,625
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21	99,872	100,777
Calpine Construction Finance 1st Lien 3.02% 5/3/20	65,000	65,054
Community Health Systems Tranche F 1st Lien 4.185% 12/31/18	140,525	138,563
DaVita Healthcare Partners Tranche B 1st Lien 3.52% 6/24/21	129,337	130,856
ExamWorks Group 1st Lien 4.75% 7/27/23	129,675	130,702
FCA US Tranche B 1st Lien 3.50% 5/24/17	5,694	5,717
First Data 1st Lien 3.756% 3/24/21	201,515	204,104
First Eagle Holdings Tranche B 1st Lien 4.998% 12/1/22	79,598	80,493
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19	86,321	86,650
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	79,600	81,093
Gardner Denver 1st Lien 4.25% 7/30/20	79,589	78,919
Gates Global 1st Lien 4.25% 7/6/21	50,000	50,112

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
HCA Tranche B6 1st Lien 4.02% 3/17/23	87,836	$89,055
Hilton Worldwide Finance Tranche B1 1st Lien 3.50% 10/26/20	13,522	13,663
Hilton Worldwide Finance Tranche B2 1st Lien 3.256% 10/25/23	183,847	186,226
inVentive Group Holdings Tranche B 1st Lien 4.75% 11/9/23	145,000	146,528
JC Penney Tranche B 1st Lien 5.25% 6/23/23	139,125	139,965
KIK Custom Products 1st Lien 6.00% 8/26/22	189,319	191,449
Kinetic Concepts 1st Lien 5.00% 11/4/20	124,686	125,245
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20	75,000	76,125
Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	109,725	110,857
Nexstar Broadcasting Tranche B 1st Lien 3.00% 9/26/23	135,000	136,371
NXP Tranche B1 1st Lien 3.405% 12/7/20	50,000	50,335
ON Semiconductor Tranche B 1st Lien 4.02% 3/31/23	124,688	126,502
PQ 1st Lien 5.25% 11/4/22	129,351	131,251
Republic of Angola (Unsecured) 7.57% 12/16/23	80,500	66,815
Scientific Games International 1st Lien 6.00% 10/18/20	50,000	50,724
Sinclair Broadcasting Tranche B1 1st Lien 3.52% 7/31/21	60,000	60,150
Sinclair Television Tranche B2 1st Lien 2.25% 1/31/24	55,000	55,069
Solera Holdings Tranche B 1st Lien 5.75% 3/3/23	44,663	45,332
TransDigm Tranche F 1st Lien 3.77% 6/9/23	114,425	115,755
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	181,813	183,046
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19	52,813	53,204
Virgin Media Bristol 1st Lien 2.75% 1/31/25	25,000	25,149
Western Digital Tranche B 1st Lien 4.52% 4/29/23	129,350	131,614
WideOpenWest Finance Tranche B 1st Lien 4.50% 8/19/23	129,675	131,249
Windstream Services Tranche B6 1st Lien 4.75% 3/30/21	79,800	80,573

Total Senior Secured Loans (Cost $4,905,786)		4,938,267

LVIP Delaware Foundation® Aggressive Allocation Fund–30

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS–0.48%
Australia–0.01%
Australia Government Bond 3.75% 4/21/37	AUD	35,000	$26,207

			26,207

Brazil–0.01%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/25	BRL	93,000	26,630

			26,630

Canada–0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	10,000	8,186

			8,186

Hungary–0.02%
Hungary Government International Bond 5.75% 11/22/23		40,000	44,429

			44,429

Indonesia–0.05%
Indonesia Treasury Bond 9.00% 3/15/29	IDR	1,287,000,000	101,021

			101,021

Mexico–0.13%
Mexican Bonos 5.75% 3/5/26	MXN	3,647,800	156,400
8.00% 6/11/20	MXN	2,119,000	105,246

			261,646

New Zealand–0.04%
New Zealand Government Bond 2.75% 4/15/25	NZD	75,000	50,278
4.50% 4/15/27	NZD	22,000	16,815

			67,093

Peru–0.03%
Peruvian Government International Bond 6.95% 8/12/31	PEN	189,000	57,541

			57,541

Poland–0.07%
Poland Government Bond 2.50% 7/25/26	PLN	413,000	89,836
3.25% 7/25/25	PLN	97,000	22,765
4.00% 10/25/23	PLN	109,000	27,122

			139,723

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Portugal–0.01%
#Portugal Government International Bond 144A 5.125% 10/15/24		18,000	$17,507

			17,507

Republic of Korea–0.03%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	78,407,303	64,880

			64,880

South Africa–0.04%
South Africa Government Bond 8.00% 1/31/30	ZAR	1,058,000	69,396

			69,396

United Kingdom–0.02%
United Kingdom Gilt 3.50% 1/22/45	GBP	21,100	35,239

			35,239

Uruguay–0.01%
Uruguay Government International Bond 5.10% 6/18/50		30,000	27,075

			27,075

Total Sovereign Bonds (Cost $1,056,448)			946,573

SUPRANATIONAL BANKS–0.04%
International Bank for Reconstruction & Development 3.50% 1/22/21	NZD	99,000	69,046
4.625% 10/6/21	NZD	13,000	9,471
International Finance 3.625% 5/20/20	NZD	12,000	8,432

Total Supranational Banks (Cost $85,233)			86,949

U.S. TREASURY OBLIGATIONS–0.92%
U.S. Treasury Bond 2.875% 11/15/46		240,000	231,755
U.S. Treasury Inflation Index Notes 0.125% 4/15/19		495,178	501,497
0.125% 4/15/21		178,486	179,624
U.S. Treasury Notes 1.25% 10/31/21		380,000	368,526
1.50% 8/15/26		565,000	519,668

Total U.S. Treasury Obligations (Cost $1,831,062)			1,801,070

LVIP Delaware Foundation® Aggressive Allocation Fund–31

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.12%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	233,757	$233,757

Total Money Market Fund (Cost $233,757)		233,757

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENT–0.20%
≠Discounted Commercial Paper–0.20%
BNP Paribas 0.52% 1/3/17	385,000	$384,989

Total Short-Term Investment (Cost $384,989)		384,989

TOTAL VALUE OF SECURITIES–99.08% (Cost $157,553,066)	194,247,822
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.92%	1,811,306

NET ASSETS APPLICABLE TO 13,889,701 SHARES OUTSTANDING–100.00%	$196,059,128

NET ASSET VALUE PER SHARE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND STANDARD CLASS ($169,566,786 / 12,011,474 Shares)	$14.117

NET ASSET VALUE PER SHARE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND SERVICE CLASS ($26,492,342 / 1,878,227 Shares)	$14.105

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$154,101,983
Distributions in excess of net investment income	(82,111)
Accumulated net realized gain on investments	5,381,504
Net unrealized appreciation of investments, foreign currencies and derivatives	36,657,752

Total net assets	$196,059,128

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $9,152,746, which represents 4.67% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

«

Includes $33,647 cash collateral and $856 foreign currencies collateral held at broker for futures contracts, $19,707 cash collateral held at broker for swap contracts, $113,866 due to manager and affiliates, $19,738 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $4,302,832 payable for investments purchased, and $179,069 payable for fund shares redeemed as of December 31, 2016.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $388,844, which represents 0.20% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

LVIP Delaware Foundation® Aggressive Allocation Fund–32

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2016.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(343,599)	USD	255,799	1/27/17	$ 8,031
BAML	CAD	(111,355)	USD	83,878	1/27/17	912
BAML	EUR	85,362	USD	(91,733)	1/27/17	(1,737)
BAML	JPY	2,474,117	USD	(21,716)	1/27/17	(512)
BAML	NZD	(101,218)	USD	71,655	1/27/17	1,412
BNP	AUD	102,739	USD	(76,644)	1/27/17	(2,560)
BNP	BRL	198,752	USD	(58,448)	1/27/17	2,089
BNP	NOK	(67,529)	USD	8,090	1/27/17	268
BNP	ZAR	(791,440)	USD	57,068	1/27/17	(229)
HSBC	GBP	51,701	USD	(65,877)	1/27/17	(2,108)
JPMC	KRW	(73,705,250)	USD	62,933	1/26/17	1,887
JPMC	PLN	(82,145)	USD	19,548	1/27/17	(70)
TD	EUR	(54,645)	USD	58,653	1/27/17	1,042
TD	JPY	(2,453,198)	USD	21,516	1/27/17	491

						$ 8,916

LVIP Delaware Foundation® Aggressive Allocation Fund–33

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(13)	U.S. Treasury 10 yr Notes - Interest Rate Contract	$(1,595,636)	$(1,615,656)	3/23/17	$(20,020)
5	U.S. Treasury Long Bonds - Interest Rate Contract	748,776	753,281	3/23/17	4,505

					$(15,515)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments (Receipts)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased:
HSBC	CDX.EM.26[3]	30,000	1.00%	12/20/21	$1,985	$(101)
	Protection Sold:
HSBC	CDX.EM.26[3]	680,000	1.00%	12/20/21	(41,161)	(1,528)

						$(1,629)

Interest Rate Swap Contracts

Counterparty & Swap Referenced Obligation	Notional Value[2]	Fixed Interest Rate (Paid) Received	Floating Interest Rate Paid (Received)	Termination Date	Unrealized Appreciation (Depreciation)
CME-BAML IRS 3-Month USD
LIBOR	95,000	2.767%	0.997%	12/21/46	$(2,834)
LCH-BAML IRS 3-Month USD
LIBOR	50,000	2.716%	0.997%	12/22/46	(1,437)

					$(4,271)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

3Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia. Constituents for the index can be found at www.markit.com/Documentation.

LVIP Delaware Foundation® Aggressive Allocation Fund–34

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BB–Barclays Bank

BNP–Banque Paribas

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CME–Chicago Mercantile Exchange Inc.

DB–Deutsche Bank

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

EUR–Euro

FREMF–Freddie Mac Multifamily

FTSE–Financial Times Stock Exchange

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GS–Goldman Sachs

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

IRS–Interest Rate Swap

IT–Information Technology

JPM–JPMorgan

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LB–Lehman Brothers

LCH–London Clearing House

LIBOR–London InterBank Offered Rate

MXN–Mexican Peso

NOK–Norwegian Kroner

NZD–New Zealand Dollar

PEN–Peruvian Nuevo Sol

PLN–Polish Zloty

RBS–Royal Bank of Scotland

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

TBA–To be announced

TD–Toronto Dominion Bank

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–35

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$3,310,630
Interest	1,395,966
Foreign tax withheld	(125,969)

4,580,627

EXPENSES:
Management fees	1,498,490
Reports and statements to shareholders	71,361
Professional fees	69,595
Pricing fees	67,808
Distribution fees-Service Class	65,834
Accounting and administration expenses	49,621
Custodian fees	46,171
Trustees’ fees and expenses	5,325
Consulting fees	1,792
Other	1,795

1,877,792
Less management fees waived	(199,799)
Less expenses reimbursed	(153,629)

Total operating expenses	1,524,364

NET INVESTMENT INCOME	3,056,263

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	8,060,476
Foreign currencies	(50,887)
Foreign currency exchange contracts	(52,808)
Futures contracts	(70,695)
Options purchased	9,093
Options written	(12,839)
Swap contracts	62,218

Net realized gain	7,944,558

Net change in unrealized appreciation (depreciation) of:
Investments**	(233,947)
Foreign currencies	(12,376)
Foreign currency exchange contracts	12,254
Futures contracts	16,305
Swap contracts	(10,862)

Net change in unrealized appreciation (depreciation)	(228,626)

NET REALIZED AND UNREALIZED GAIN	7,715,932

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,772,195

*Includes $100 currency taxes paid.

**Includes $544 capital gains taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,056,263	$3,648,285
Net realized gain	7,944,558	17,360,981
Net change in unrealized appreciation (depreciation)	(228,626)	(23,497,081)

Net increase (decrease) in net assets resulting from operations	10,772,195	(2,487,815)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,908,558)	(3,282,331)
Service Class	(387,950)	(407,106)
Net realized gain on investments:
Standard Class	(14,970,049)	(6,743,581)
Service Class	(2,307,297)	(966,617)

	(20,573,854)	(11,399,635)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,367,171	7,679,868
Service Class	6,007,228	7,425,128
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	17,878,607	10,025,912
Service Class	2,695,247	1,373,723

	35,948,253	26,504,631

Cost of shares redeemed:
Standard Class	(30,982,391)	(33,655,676)
Service Class	(7,272,904)	(9,265,527)

	(38,255,295)	(42,921,203)

Decrease in net assets derived from capital share transactions	(2,307,042)	(16,416,572)

NET DECREASE IN NET ASSETS	(12,108,701)	(30,304,022)
NET ASSETS:
Beginning of year	208,167,829	238,471,851

End of year	$196,059,128	$208,167,829

Distributions in excess of net investment income	$(82,111)	$(189,813)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–36

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14[1]	12/31/13	12/31/12

Net asset value, beginning of period	$14.874	$15.931	$15.629	$13.195	$11.855

Income (loss) from investment operations:
Net investment income[2]	0.229	0.261	0.292	0.250	0.254
Net realized and unrealized gain (loss)	0.595	(0.487)	0.388	2.418	1.318

Total from investment operations	0.824	(0.226)	0.680	2.668	1.572

Less dividends and distributions from:
Net investment income	(0.246)	(0.273)	(0.378)	(0.234)	(0.232)
Net realized gain	(1.335)	(0.558)	—	—	—

Total dividends and distributions	(1.581)	(0.831)	(0.378)	(0.234)	(0.232)

Net asset value, end of period	$14.117	$14.874	$15.931	$15.629	$13.195

Total return[3]	5.62%	(1.33% )	4.34%	20.24%	13.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$169,567	$181,811	$209,869	$224,511	$206,140
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.90%	0.87%	0.90%	0.91%
Ratio of net investment income to average net assets	1.56%	1.63%	1.82%	1.72%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	1.46%	1.68%	1.55%	1.82%
Portfolio turnover	86%	69%	61%	70%	76%

[1]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–37

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14[1]	12/31/13	12/31/12

Net asset value, beginning of period	$14.864	$15.920	$15.620	$13.190	$11.851

Income (loss) from investment operations:
Net investment income[2]	0.192	0.220	0.252	0.213	0.222
Net realized and unrealized gain (loss)	0.593	(0.485)	0.386	2.415	1.317

Total from investment operations	0.785	(0.265)	0.638	2.628	1.539

Less dividends and distributions from:
Net investment income	(0.209)	(0.233)	(0.338)	(0.198)	(0.200)
Net realized gain	(1.335)	(0.558)	—	—	—

Total dividends and distributions	(1.544)	(0.791)	(0.338)	(0.198)	(0.200)

Net asset value, end of period	$14.105	$14.864	$15.920	$15.620	$13.190

Total return[3]	5.36%	(1.58% )	4.08%	19.94%	13.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,492	$26,357	$28,603	$30,280	$27,915
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.16%	1.15%	1.12%	1.15%	1.16%
Ratio of net investment income to average net assets	1.31%	1.38%	1.57%	1.47%	1.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.13%	1.21%	1.43%	1.30%	1.57%
Portfolio turnover	86%	69%	61%	70%	76%

[1]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–38

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Foundation® Aggressive Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital growth.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities and credit default swap (“CDS”) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value (“NAV”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Investments in government money market funds have a stable NAV. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period, (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement

LVIP Delaware Foundation® Aggressive Allocation Fund–39

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e. the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $538 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.73% of the Fund’s average daily net assets for the Standard Class and 0.98% for the Service Class. The agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LVIP Delaware Foundation® Aggressive Allocation Fund–40

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Delaware Investments Fund Advisers (“DIFA”), a series of the Delaware Management Business Trust, and its affiliate, and Jackson Square Partners, LLC (“JSP”), are responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA and JSP a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$10,508
Legal	2,601

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $47,481 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$19,738
Management fees payable to LIAC	108,240
Distribution fees payable to LFD	5,626

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $224,929 and securities sales of $352,070.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$133,059,784
Purchases of U.S. government securities	35,321,434
Sales other than U.S. government securities	145,422,259
Sales of U.S. government securities	40,748,988

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$159,734,380

Aggregate unrealized appreciation	$46,823,315
Aggregate unrealized depreciation	(12,309,873)

Net unrealized appreciation	$34,513,442

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable

LVIP Delaware Foundation® Aggressive Allocation Fund–41

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$2,359,629	$—	$—	$2,359,629
Air Freight & Logistics	186,883	—	—	186,883
Airlines	95,942	—	—	95,942
Auto Components	326,910	—	—	326,910
Automobiles	146,106	—	—	146,106
Banks	3,634,727	573,173	—	4,207,900
Beverages	160,084	—	—	160,084
Biotechnology	3,035,809	—	—	3,035,809
Building Products	387,229	—	—	387,229
Capital Markets	2,836,390	—	—	2,836,390
Chemicals	1,733,872	—	—	1,733,872
Commercial Services & Supplies	1,401,770	—	—	1,401,770
Communications Equipment	1,133,290	—	—	1,133,290
Construction & Engineering	355,493	—	—	355,493
Consumer Finance	175,789	—	—	175,789
Containers & Packaging	150,939	—	—	150,939
Diversified Telecommunication Services	2,200,396	—	—	2,200,396
Electric Utilities	755,895	—	—	755,895
Electrical Equipment	129,148	—	—	129,148
Electronic Equipment, Instruments & Components	215,648	—	—	215,648
Energy Equipment & Services	1,262,741	—	—	1,262,741
Equity Real Estate Investment Trusts	14,041,671	—	—	14,041,671
Food & Staples Retailing	1,329,288	—	—	1,329,288
Food Products	2,426,328	154,512	—	2,580,840
Gas Utilities	267,642	—	—	267,642
Health Care Equipment & Supplies	1,587,446	134,089	—	1,721,535
Health Care Providers & Services	3,093,489	—	—	3,093,489
Hotels, Restaurants & Leisure	1,033,087	—	—	1,033,087
Household Durables	70,592	—	—	70,592

LVIP Delaware Foundation® Aggressive Allocation Fund–42

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Household Products	$384,980	$—	$—	$384,980
Industrial Conglomerates	632,710	—	—	632,710
Insurance	2,602,182	301,001	—	2,903,183
Internet & Direct Marketing Retail	1,245,798	—	—	1,245,798
Internet Software & Services	3,443,106	—	—	3,443,106
IT Services	2,768,581	—	—	2,768,581
Leisure Products	—	136,422	—	136,422
Life Sciences Tools & Services	590,420	—	—	590,420
Machinery	558,678	592,316	—	1,150,994
Media	1,248,180	—	—	1,248,180
Metals & Mining	327,704	—	—	327,704
Multiline Retail	209,322	—	—	209,322
Multi-Utilities	179,141	—	—	179,141
Oil, Gas & Consumable Fuels	4,339,753	—	—	4,339,753
Paper & Forest Products	313,269	—	—	313,269
Pharmaceuticals	4,011,338	—	—	4,011,338
Professional Services	977,548	—	—	977,548
Road & Rail	503,968	—	—	503,968
Semiconductors & Semiconductor Equipment	3,344,654	—	—	3,344,654
Software	3,289,677	739,320	—	4,028,997
Specialty Retail	1,667,160	—	—	1,667,160
Technology Hardware, Storage & Peripherals	531,614	—	—	531,614
Textiles, Apparel & Luxury Goods	304,188	—	—	304,188
Thrifts & Mortgage Finance	301,400	—	—	301,400
Trading Companies & Distributors	169,290	—	—	169,290
Developed Markets
Aerospace & Defense	466,510	—	—	466,510
Air Freight & Logistics	857,169	—	—	857,169
Auto Components	946,440	—	—	946,440
Automobiles	1,647,673	—	—	1,647,673
Banks	3,706,780	—	—	3,706,780
Beverages	1,025,764	—	—	1,025,764
Biotechnology	484,953	—	—	484,953
Construction & Engineering	876,734	—	—	876,734
Diversified Telecommunication Services	883,761	—	—	883,761
Food & Staples Retailing	440,803	—	—	440,803
Food Products	554,470	—	—	554,470
Household Durables	562,847	—	—	562,847
Industrial Conglomerates	770,864	—	—	770,864
Insurance	777,178	—	—	777,178
IT Services	654,456	—	—	654,456
Life Sciences Tools & Services	148,144	—	—	148,144
Machinery	458,562	—	—	458,562
Media	264,896	—	—	264,896
Metals & Mining	817,451	—	—	817,451
Multi-Utilities	297,398	—	—	297,398
Oil, Gas & Consumable Fuels	1,115,423	—	—	1,115,423
Pharmaceuticals	2,793,265	—	—	2,793,265
Professional Services	575,421	—	—	575,421
Road & Rail	775,334	—	—	775,334
Software	503,596	—	—	503,596
Specialty Retail	527,884	—	—	527,884
Textiles, Apparel & Luxury Goods	1,300,234	—	—	1,300,234
Tobacco	720,287	—	—	720,287
Trading Companies & Distributors	1,165,386	—	—	1,165,386
Wireless Telecommunication Services	478,602	—	—	478,602

LVIP Delaware Foundation® Aggressive Allocation Fund–43

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Emerging Markets
Air Freight & Logistics	$26,554	$—	$—	$26,554
Airlines	31,598	—	—	31,598
Automobiles	189,507	—	—	189,507
Banks	1,594,496	355,297	—	1,949,793
Beverages	730,006	—	—	730,006
Building Products	249,430	—	—	249,430
Chemicals	342,467	—	—	342,467
Construction Materials	428,766	—	—	428,766
Diversified Financial Services	91,223	—	—	91,223
Diversified Telecommunication Services	336,353	—	—	336,353
Electronic Equipment, Instruments & Components	284,663	—	—	284,663
Food & Staples Retailing	415,460	—	—	415,460
Food Products	410,498	423,180	—	833,678
Hotels, Restaurants & Leisure	—	85,860	—	85,860
Insurance	241,710	—	—	241,710
Internet & Direct Marketing Retail	431,117	239,815	—	670,932
Internet Software & Services	1,790,298	318,566	—	2,108,864
IT Services	124,802	—	—	124,802
Media	282,307	—	—	282,307
Metals & Mining	19,360	—	—	19,360
Multiline Retail	118,472	—	—	118,472
Oil, Gas & Consumable Fuels	2,444,239	195,066	—	2,639,305
Pharmaceuticals	180,639	—	—	180,639
Real Estate Management & Development	73,418	103,619	—	177,037
Road & Rail	9,565	—	—	9,565
Semiconductors & Semiconductor Equipment	962,015	—	—	962,015
Technology Hardware, Storage & Peripherals	1,148,816	—	—	1,148,816
Transportation Infrastructure	28,666	—	—	28,666
Wireless Telecommunication Services	2,021,324	—	—	2,021,324
Convertible Preferred Stock	96,661	16,648	—	113,309
Exchange-Traded Funds	19,268,830	—	—	19,268,830
Preferred Stock	—	268,847	—	268,847
Agency Collateralized Mortgage Obligations	—	1,406,830	—	1,406,830
Agency Commercial Mortgage-Backed Securities	—	619,880	—	619,880
Agency Mortgage-Backed Securities	—	8,523,751	—	8,523,751
Convertible Bonds	—	657,426	—	657,426
Corporate Bonds	—	23,253,357	—	23,253,357
Municipal Bonds	—	360,970	—	360,970
Non-Agency Asset-Backed Securities	—	1,576,363	—	1,576,363
Non-Agency Collateralized Mortgage Obligations	—	371,856	—	371,856
Non-Agency Commercial Mortgage-Backed Securities	—	2,691,699	—	2,691,699
Regional Bonds	—	305,915	—	305,915
Senior Secured Loans	—	4,871,452	66,815	4,938,267
Sovereign Bonds	—	946,573	—	946,573
Supranational Banks	—	86,949	—	86,949
U.S. Treasury Obligations	—	1,801,070	—	1,801,070
Money Market Fund	233,757	—	—	233,757
Short-Term Investments	—	384,989	—	384,989

Total	$141,684,196	$52,496,811	$66,815	$194,247,822

LVIP Delaware Foundation® Aggressive Allocation Fund–44

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Foreign Currency Exchange Contracts	$—	$8,916	$—	$8,916

Futures Contracts	$(15,515)	$—	$—	$(15,515)

Swap Contracts	$—	$(5,900)	$—	$(5,900)

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$3,017,389	$3,537,370
Long-term capital gains	17,556,465	7,862,265

Total	$20,573,854	$11,399,635

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$154,101,983
Undistributed long-term capital gains	7,472,664
Net unrealized appreciation	34,484,481

Net assets	$196,059,128

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, amortization of convertible bonds, contingent payment debt instruments, CDS interest accrued, mark-to-market of futures contracts, swap contracts, and foreign exchange currency contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of amortization of convertible bonds, tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, foreign capital gains taxes, prior year REIT adjustments and return of capital on investments, REIT reclass, contingent payment debt instruments, CDS contracts and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$347,947	$(347,947)

LVIP Delaware Foundation® Aggressive Allocation Fund–45

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	640,838	479,126
Service Class	411,398	464,629
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,257,240	676,626
Service Class	189,956	92,941

	2,499,432	1,713,322

Shares redeemed:
Standard Class	(2,110,107)	(2,105,655)
Service Class	(496,326)	(580,995)

	(2,606,433)	(2,686,650)

Net decrease	(107,001)	(973,328)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that the counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denomintated in foreign currencies.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

LVIP Delaware Foundation® Aggressive Allocation Fund–46

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Options Contracts–During the year ended December 31, 2016, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investment in portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2016, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

No options contracts were outstanding at December 31, 2016.

Transactions in options written for the year ended December 31, 2016 for the Fund were as follows:

Call Options	Number of Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	(82,220)	(5,124)
Options expired	82,200	1,999
Options terminated in closing purchase transactions	20	3,125

Options outstanding at December 31, 2016	—	$—

Put Options	Number of Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	(82,200)	(771)
Options expired	82,200	771
Options outstanding at December 31, 2016	—	$—

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps-An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

LVIP Delaware Foundation® Aggressive Allocation Fund–47

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2016, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2016, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2016, the notional value of the protection sold was $680,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2016, the net unrealized depreciation of the protection sold was $1,528.

During the year ended December 31, 2016, the Fund used CDS contracts to hedge against credit events.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts).	Receivables and other assets net of liabilities	$16,132	Receivables and other assets net of liabilities	$(7,216)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	4,505	Receivables and other assets net of liabilities	(20,020)
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(1,629)
Swap contracts (Interest rate contracts)	Receivables and other assets net of liabilities		Receivables and other assets net of liabilities	(4,271)

Total		$20,637		$(33,136)

LVIP Delaware Foundation® Aggressive Allocation Fund–48

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(52,808)	$12,254
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(105,616)	12,326
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	34,921	3,979
Options contracts (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	9,093	—
Options contracts (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(15,609)	—
Options contracts (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	2,770	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(18,934)	(6,510)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	81,152	(4,352)

Total		$(65,031)	$17,697

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2016.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	287,948	USD	823,667
Futures contracts (average notional value)	USD	2,289,846	USD	2,771,839
Options contracts (average notional value)	USD	1,692	USD	84
CDS contracts (average notional value)*	EUR	64,683	EUR	—
CDS contracts (average notional value)*	USD	382,246	USD	453,651
Interest rate swap contracts (average notional value)	USD	407,817	USD	—

*Long represents buying protection and short represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP Delaware Foundation® Aggressive Allocation Fund–49

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$10,355	$(6,520)	$3,835
BNP Paribas	2,357	(2,789)	(432)
Hong Kong Shanghai Bank	—	(3,737)	(3,737)
JPMorgan Chase Bank	6,392	(20,090)	(13,698)
Toronto Dominion Bank	1,533	—	1,533

Total	$20,637	$(33,136)	$(12,499)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[a]
Bank of America Merrill Lynch	$3,835	$—	$—	$—	$—	$3,835
BNP Paribas	(432)	—	—	—	—	(432)
Hong Kong Shanghai Bank	(3,737)	—	—	—	—	(3,737)
JPMorgan Chase Bank	(13,698)	—	—	—	13,698	—
Toronto Dominion Bank	1,533	—	—	—	—	1,533

Total	$(12,499)	$—	$—	$—	$13,698	$1,199

aNet exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely effected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material

LVIP Delaware Foundation® Aggressive Allocation Fund–50

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

On December 6, 2016, the Fund’s Board approved a proposal to change the Fund’s name and sub-adviser. Effective May 1, 2017, the Fund’s name will be LVIP Delaware Wealth Builder Fund and Jackson Square Partners, LLC will no longer serve as sub-adviser to the Fund.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Aggressive Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Aggressive Allocation Fund–52

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
85.33%	14.67%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Delaware Foundation® Aggressive Allocation Fund–53

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was below the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

In considering the renewal of the subadvisory agreement between LIAC and Jackson Square Partners, LLC (“Jackson”), an affiliate of Delaware, which serves as a subadviser for the Focus Growth sleeve of the Fund, the Board considered the nature, extent and quality of services provided by Jackson under the subadvisory agreement. The Board reviewed the services provided by Jackson, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Jackson. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Foundation® Aggressive Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Aggressive Allocation funds category and a custom index (Aggressive Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three, five and ten year periods. The Board considered LIAC’s comments that the underperformance was primarily attributable to stock selection and asset allocation weightings compared to the custom benchmark. The Board also noted LIAC’s statement that it will continue to monitor the Fund’s performance closely. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints for the Delaware Bond Fund, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

The Board reviewed the subadvisory fee schedules compared to the management fees of funds with similar investment strategies for which Jackson serves as the subadviser. The Board considered that Delaware compensates Jackson from its fees and that the subadvisory fee schedules were negotiated between Delaware and Jackson. The Board concluded that the subadvisory fees with respect to the assets managed by Jackson were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients and may enhance Delaware’s ability to obtain research with soft dollars.

LVIP Delaware Foundation® Aggressive Allocation Fund–54

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

The Board considered information regarding Jackson’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Jackson as to any additional benefits it receives and noted Jackson’s statement that its relationship with the Funds may add to its prestige and visibility in the investment community and enhance its ability to obtain research through the allocation of Fund brokerage.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Foundation® Aggressive Allocation Fund–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–56

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–57

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Foundation® Aggressive Allocation Fund–58

LVIP Delaware Foundation® Conservative Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Delaware Foundation® Conservative Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Conservative Allocation Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: Delaware Investments Fund Advisers

Jackson Square Partners, LLP

The Fund returned 4.71% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Conservative Composite1 returned 5.24%; and its broad-based benchmark index, the Bloomberg Barclays Capital U.S. Aggregate Bond Index2, returned 2.65%.

There was a substantial divergence of performance across global financial markets during 2016. U.S. equities delivered positive returns, with particularly strong performances from U.S. small-cap stocks (as measured by the Russell 2000® Index3) and U.S. large-cap value equities (as measured by the Russell 1000® Value Index4). By contrast, developed-market equities outside the U.S. (as measured by the MSCI EAFE Index5) had a rather disappointing year, with developed-market value equities (as measured by the MSCI EAFE® Value Index6) delivering weakly positive performance, but developed-market growth equities (as measured by the MSCI EAFE® Growth Index7) producing negative returns. Emerging market equities (as measured by the MSCI Emerging Markets Index8) generated positive returns during the year, though they lagged well behind U.S. small-cap equities. In the bond markets, U.S. fixed income (as measured by the Bloomberg Barclays Capital U.S. Aggregate Bond Index) delivered modestly positive returns, as did global fixed income (as measured by the Bloomberg Barclays Global Aggregate Bond Index9).

The commodity markets were quite active during 2016. The spot price of crude oil, as measured in terms of West Texas Intermediate, rose 45%, and the spot price of gold rose 9%. The S&P GSCI index10 and the Thomson Reuters/CoreCommodity CRB index11, which are both broad commodity indices, both increased over the course of the year, with the former climbing rather more because it has a heavier weight in oil and gas. All else equal, we believe that an increase in commodity prices is likely to mean higher profits for producers of oil, gas, and raw materials, but lower margins for manufacturers.

The currency markets also saw considerable movements during 2016. The trade-weighted dollar appreciated slightly, as did the trade-weighted euro and the trade-weighted yen. By contrast, the trade-weighted pound dropped substantially, with the sharpest decline occurring in the weeks after the referendum in which the U.K. voted to leave the European Union. In general, an economy’s competitiveness tends to be impaired by currency appreciation.

The tactical positioning of the Fund during the year was well suited to the prevailing market environment, as it was overweight in U.S. equities, and underweight in developed-market equities. These tactical weightings were helpful to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. However, several sleeves of the Fund underperformed their respective benchmarks, including U.S. large-cap core, U.S. large-cap growth, U.S. large-cap value, and developed-market value. For the Fund as a whole, the negative selection effect in some sleeves was outweighed by a positive allocation effect.

As a general matter, the portfolio managers continue to believe that over a medium-term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, we experienced weak performance in the healthcare and consumer discretionary sectors.

Our largest relative contributor to performance during the period was Qualcomm Incorporated. The company reported positive financial results, beating revenue guidance due to recovered royalties from China and improved smartphone demand. We believe that many of the headwinds that have been plaguing the company are beginning to transition into tailwinds. Over a year ago, the company began making substantial operating expense changes and now the company is beginning to see some of those benefits. Additionally, it recently announced the acquisition of NXP which has been viewed positively by the market. As of the end of the year, we were also positive on the announced acquisition.

Valeant Pharmaceuticals International was the largest detractor from performance during the period. The stock was weak due to multiple factors but centered mainly on allegations of wrongdoing at its specialty pharmacy partner, Philidor, and questions over the company’s ability to file its Form 10K on time to avoid a technical default on its debt obligations. While the company did avoid technical default, the Fund sold the position given the fundamental challenges facing the company.

Despite positive absolute returns in the equity market over the past several years, Jackson Square Partners believes that ever-changing market sentiment has demonstrated that there are more than just fundamental factors affecting stock prices. A lack of confidence in the tepid fundamental outlook since the financial crisis suggests to us that many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the globe.

President-elect Trump’s surprising victory in November and the corresponding market reaction reflects growing investor optimism, at least in the short-term, that upcoming policy shifts could stimulate economic growth. While there is potential risk and uncertainty to his unconventional style as a head of state, we are mindful of the potential macroeconomic implications of a successful Trump tenure, e.g. economic growth, higher corporate and personal incomes from lower tax rates, etc. We believe it is too early to determine the direction or magnitude of such potential outcomes but we will closely monitor the launch of Trump’s tenure with a keen eye on the execution of possibly significant policy shifts.

Regardless of the success or failure of Trump’s tenure and its impact on economies and markets, we believe the quality of a company’s business model, competitive position and management ultimately prove to be of utmost importance in our fundamental, bottom up investment approach.

We will monitor the macroeconomic implications of Trump’s policies and how they impact our holdings, while remaining consistent in our long-term investment philosophy: We want to own what we view as strong

LVIP Delaware Foundation® Conservative Allocation Fund–1

LVIP Delaware Foundation® Conservative Allocation Fund

2016 Annual Report Commentary (unaudited) (continued)

secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Portfolio Managers:

Delaware Investments Fund Advisers:	Paul Grillo
Sharon Hill, Ph.D
Francis X. Morris
Babak (Bob) Zenouzi
Jackson Square Partners, LLP:	Jeffrey S. Van Harte, CFA
Christopher M. Ericksen, CFA
Christopher J. Bonavico, CFA
Daniel J. Prislin, CFA

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Foundation® Conservative Allocation Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,941. For comparison, look at how the Conservative Composite and Bloomberg Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $15,630 and $15,300, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.

Average annual total returns on investment		Ended 12/31/16
Standard Class Shares
One Year	+	4.71%
Five Years	+	5.64%
Ten Years	+	3.38%
Service Class Shares
One Year	+	4.45%
Five Years	+	5.38%
Ten Years	+	3.11%

1.

The Conservative Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

2.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

4.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

5.	The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East.

6.

The MSCI EAFE® Value Index is a subset of the MSCI EAFE® Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE® Value Index consists of those securities classified by MSCI as most representing the value style.

7.

The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE Growth® Index consists of those securities classified by MSCI as most representing the growth style.

8.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 23 emerging market indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

9.	The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

10.	The S&P GSCI, formerly Goldman Sachs Commodity Index, is a world-production weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

11.

The Thomson Reuters/CoreCommodity CRB Index is a widely recognized measure of global commodities markets that is designed to provide a representation of long-only, broadly diversified investments in commodities.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2017 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Conservative Allocation Fund–2

LVIP Delaware Foundation® Conservative Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,013.70	0.73%	$3.70
Service Class Shares	1,000.00	1,012.40	0.98%	4.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.47	0.73%	$3.71
Service Class Shares	1,000.00	1,020.21	0.98%	4.98

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Foundation® Conservative Allocation Fund–3

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2016

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	32.87%
U.S. Markets	21.73%
Aerospace & Defense	0.61%
Air Freight & Logistics	0.05%
Airlines	0.03%
Auto Components	0.08%
Automobiles	0.04%
Banks	1.09%
Beverages	0.04%
Biotechnology	0.79%
Building Products	0.10%
Capital Markets	0.74%
Chemicals	0.45%
Commercial Services & Supplies	0.36%
Communications Equipment	0.30%
Construction & Engineering	0.09%
Consumer Finance	0.05%
Containers & Packaging	0.04%
Diversified Telecommunication Services	0.57%
Electric Utilities	0.20%
Electrical Equipment	0.04%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.33%
Equity Real Estate Investment Trusts	3.68%
Food & Staples Retailing	0.35%
Food Products	0.68%
Gas Utilities	0.07%
Health Care Equipment & Supplies	0.45%
Health Care Providers & Services	0.81%
Hotels, Restaurants & Leisure	0.26%
Household Durables	0.02%
Household Products	0.10%
Industrial Conglomerates	0.17%
Insurance	0.76%
Internet & Direct Marketing Retail	0.33%
Internet Software & Services	0.90%
IT Services	0.72%
Leisure Products	0.04%
Life Sciences Tools & Services	0.16%
Machinery	0.30%
Media	0.33%
Metals & Mining	0.08%
Multiline Retail	0.05%
Multi-Utilities	0.05%
Oil, Gas & Consumable Fuels	1.13%
Paper & Forest Products	0.08%
Pharmaceuticals	1.06%
Professional Services	0.25%
Road & Rail	0.13%

Security Type/Sector	Percentage of Net Assets

Semiconductors & Semiconductor Equipment	0.87%
Software	1.06%
Specialty Retail	0.44%
Technology Hardware, Storage & Peripherals	0.14%
Textiles, Apparel & Luxury Goods	0.08%
Thrifts & Mortgage Finance	0.08%
Trading Companies & Distributors	0.04%
Developed Markets	6.82%
Aerospace & Defense	0.12%
Air Freight & Logistics	0.22%
Auto Components	0.25%
Automobiles	0.42%
Banks	0.94%
Beverages	0.26%
Biotechnology	0.12%
Construction & Engineering	0.23%
Diversified Telecommunication Services	0.23%
Food & Staples Retailing	0.11%
Food Products	0.14%
Household Durables	0.14%
Industrial Conglomerates	0.20%
Insurance	0.20%
IT Services	0.17%
Life Sciences Tools & Services	0.04%
Machinery	0.12%
Media	0.07%
Metals & Mining	0.21%
Multi-Utilities	0.08%
Oil, Gas & Consumable Fuels	0.28%
Pharmaceuticals	0.72%
Professional Services	0.15%
Road & Rail	0.19%
Software	0.13%
Specialty Retail	0.14%
Textiles, Apparel & Luxury Goods	0.33%
Tobacco	0.19%
Trading Companies & Distributors	0.30%
Wireless Telecommunication Services	0.12%
Emerging Markets	4.32%
Air Freight & Logistics	0.01%
Airlines	0.01%
Automobiles	0.05%
Banks	0.52%
Beverages	0.19%
Building Products	0.06%
Chemicals	0.09%
Construction Materials	0.11%
Diversified Financial Services	0.02%
Diversified Telecommunication Services	0.09%

LVIP Delaware Foundation® Conservative Allocation Fund–4

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Security Type/Sector	Percentage of Net Assets

Electronic Equipment, Instruments & Components	0.07%
Food & Staples Retailing	0.11%
Food Products	0.22%
Hotels, Restaurants & Leisure	0.02%
Insurance	0.06%
Internet & Direct Marketing Retail	0.18%
Internet Software & Services	0.55%
IT Services	0.03%
Media	0.07%
Metals & Mining	0.01%
Multiline Retail	0.03%
Oil, Gas & Consumable Fuels	0.65%
Pharmaceuticals	0.05%
Real Estate Management & Development	0.04%
Road & Rail	0.00%
Semiconductors & Semiconductor Equipment	0.25%
Technology Hardware, Storage & Peripherals	0.30%
Transportation Infrastructure	0.01%
Wireless Telecommunication Services	0.52%
Convertible Preferred Stock	0.17%
Exchange-Traded Funds	5.11%
Preferred Stock	0.46%
Agency Collateralized Mortgage Obligations	2.59%
Agency Commercial Mortgage-Backed Securities	0.83%
Agency Mortgage-Backed Securities	3.75%
Convertible Bonds	0.88%
Corporate Bonds	33.82%
Aerospace & Defense	0.06%
Air Freight & Logistics	0.22%
Airlines	0.25%
Auto Components	0.06%
Automobiles	0.03%
Banks	5.02%
Beverages	0.89%
Biotechnology	0.29%
Building Products	0.43%
Capital Markets	1.64%
Chemicals	1.03%
Commercial Services & Supplies	0.71%
Communications Equipment	0.07%
Computers & Peripherals	0.13%
Construction & Engineering	0.12%
Construction Materials	0.14%
Consumer Finance	0.62%
Containers & Packaging	0.19%
Diversified Financial Services	1.25%
Diversified Telecommunication Services	1.08%
Electric Utilities	3.53%
Electronic Equipment, Instruments & Components	0.16%
Equity Real Estate Investment Trusts	1.38%

Security Type/Sector	Percentage of Net Assets

Food & Staples Retailing	0.69%
Food Products	0.39%
Gas Utilities	0.27%
Health Care Equipment & Supplies	0.39%
Health Care Providers & Services	0.26%
Hotels, Restaurants & Leisure	0.30%
Household Durables	0.13%
Household Products	0.17%
Independent Power & Renewable Electricity Producers	0.20%
Independent Power Producers & Energy Traders	0.08%
Industrial Conglomerates	0.29%
Insurance	0.77%
Internet Software & Services	0.13%
IT Services	0.29%
Machinery	0.36%
Media	1.98%
Metals & Mining	0.48%
Multi-Utilities	0.58%
Oil, Gas & Consumable Fuels	3.16%
Paper & Forest Products	0.49%
Pharmaceuticals	0.63%
Road & Rail	0.30%
Software	0.16%
Specialty Retail	0.28%
Technology Hardware, Storage & Peripherals	0.27%
Textiles, Apparel & Luxury Goods	0.22%
Tobacco	0.16%
Trading Companies & Distributors	0.17%
Wireless Telecommunication Services	0.92%
Municipal Bonds	0.64%
Non-Agency Asset-Backed Securities	2.62%
Non-Agency Collateralized Mortgage Obligations	1.07%
Non-Agency Commercial Mortgage-Backed Securities	3.43%
Regional Bonds	0.43%
Senior Secured Loans	6.20%
Sovereign Bonds	1.92%
Supranational Banks	0.12%
U.S. Treasury Obligations	1.26%
Money Market Fund	0.05%
Short-Term Investment	1.86%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

IT–Information Technology

LVIP Delaware Foundation® Conservative Allocation Fund–5

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Chevron	0.35%
AT&T	0.33%
Equity Residential	0.31%
Microsoft	0.30%
Samsung Electronics	0.30%
Pfizer	0.28%
Mitsubishi UFJ Financial Group	0.28%
Intel	0.28%
Simon Property Group	0.27%
Merck & Co.	0.27%
Total	2.97%

Geography*	Percentage of Net Assets

Argentina	0.37%
Australia	0.69%
Austria	0.07%
Barbados	0.12%
Bermuda	0.21%
Brazil	0.69%
Canada	1.77%
Cayman Islands	1.58%
Chile	0.32%
China	1.10%
Colombia	0.10%
Costa Rica	0.08%
Curacao	0.04%
Denmark	0.15%
Dominican Republic	0.04%
France	1.60%
Germany	0.59%
Guernsey	0.28%
Hong Kong	0.35%
Hungary	0.08%

Geography*	Percentage of Net Assets

India	0.64%
Indonesia	0.42%
Ireland	0.59%
Israel	0.17%
Italy	0.26%
Jamaica	0.08%
Japan	1.94%
Jersey	0.32%
Luxembourg	0.28%
Malaysia	0.10%
Mexico	1.28%
Mongolia	0.08%
Morocco	0.07%
Netherlands	2.04%
New Zealand	0.10%
Peru	0.13%
Poland	0.18%
Portugal	0.01%
Puerto Rico	0.11%
Republic of Korea	0.84%
Russia	0.40%
South Africa	0.25%
Sri Lanka	0.07%
Sweden	0.51%
Switzerland	0.58%
Taiwan	0.30%
Thailand	0.09%
Trinidad	0.07%
Turkey	0.18%
United Kingdom	1.79%
United States	74.00%
Uruguay	0.06%
Total	98.17%

*Allocation includes all investments except for short-term investments and money market fund.

LVIP Delaware Foundation® Conservative Allocation Fund–6

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–32.87%
U.S. MARKETS–21.73%
Aerospace & Defense–0.61%
†Esterline Technologies	610	$54,412
†KEYW Holding	5,490	64,727
†KLX	2,370	106,911
Lockheed Martin	390	97,477
Northrop Grumman	2,200	511,676
Raytheon	3,700	525,400
Rockwell Collins	750	69,570
United Technologies	1,950	213,759

		1,643,932

Air Freight & Logistics–0.05%
†XPO Logistics	3,020	130,343

		130,343

Airlines–0.03%
Southwest Airlines	1,400	69,776

		69,776

Auto Components–0.08%
BorgWarner	1,750	69,020
†Tenneco	2,510	156,800

		225,820

Automobiles–0.04%
Ford Motor	8,650	104,925

		104,925

Banks–1.09%
BB&T	11,700	550,134
Bryn Mawr Bank	1,660	69,969
Cardinal Financial	3,410	111,814
Citigroup	3,700	219,891
City Holding	2,130	143,988
CoBiz Financial	4,210	71,107
Flushing Financial	3,040	89,346
Great Western Bancorp	3,090	134,693
Hope Bancorp	5,840	127,838
Independent Bank (Massachusetts)	1,180	83,131
JPMorgan Chase & Co.	3,850	332,217
KeyCorp	9,300	169,911
Old National Bancorp	7,510	136,307
Prosperity Bancshares	2,170	155,763
Sterling Bancorp	6,740	157,716
Umpqua Holdings	7,010	131,648
Webster Financial	2,660	144,385
†Western Alliance Bancorp	2,190	106,675

		2,936,533

Beverages–0.04%
PepsiCo	1,150	120,325

		120,325

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Biotechnology–0.79%
AbbVie	3,000	$187,860
†Acorda Therapeutics	2,840	53,392
†Alkermes	950	52,801
†Biogen	1,284	364,117
†Celgene	6,159	712,904
Gilead Sciences	2,210	158,258
†Ligand Pharmaceuticals Class B	1,170	118,884
†Repligen	1,430	44,073
†Retrophin	3,850	72,881
†Spectrum Pharmaceuticals	8,110	35,927
†TESARO	1,200	161,376
†Vanda Pharmaceuticals	5,510	87,885
†Vertex Pharmaceuticals	900	66,303

		2,116,661

Building Products–0.10%
AAON	4,045	133,687
†Continental Building Products	5,530	127,743

		261,430

Capital Markets–0.74%
Ameriprise Financial	800	88,752
Bank of New York Mellon	11,200	530,656
BlackRock	300	114,162
Charles Schwab	4,386	173,115
Evercore Partners Class A	2,160	148,392
Houlihan Lokey	2,340	72,821
Intercontinental Exchange	8,135	458,977
Invesco	3,250	98,605
Raymond James Financial	1,400	96,978
State Street	1,400	108,808
†Stifel Financial	2,100	104,895

		1,996,161

Chemicals–0.45%
†Axalta Coating Systems	3,550	96,560
Balchem	900	75,528
†Chemtura	1,510	50,132
Eastman Chemical	1,850	139,139
EI du Pont de Nemours & Co.	7,378	541,545
Minerals Technologies	2,070	159,907
Quaker Chemical	1,170	149,690

		1,212,501

Commercial Services & Supplies–0.36%
ABM Industries	2,810	114,760
Republic Services	1,300	74,165
Tetra Tech	3,160	136,354
U.S. Ecology	2,120	104,198
Waste Management	7,400	524,734

		954,211

LVIP Delaware Foundation® Conservative Allocation Fund–7

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Communications Equipment–0.30%
Cisco Systems	20,540	$620,719
†NETGEAR	1,710	92,939
Plantronics	1,440	78,854

		792,512

Construction & Engineering–0.09%
Granite Construction	2,570	141,350
†MYR Group	2,760	103,997

		245,347

Consumer Finance–0.05%
Capital One Financial	1,450	126,498

		126,498

Containers & Packaging–0.04%
WestRock	2,113	107,277

		107,277

Diversified Telecommunication Services–0.57%
AT&T	20,807	884,922
ATN International	1,210	96,957
Verizon Communications	10,460	558,355

		1,540,234

Electric Utilities–0.20%
Edison International	7,400	532,726

		532,726

Electrical Equipment–0.04%
Eaton	1,400	93,926

		93,926

Electronic Equipment, Instruments & Components–0.06%
†Anixter International	1,320	106,986
†II-VI	1,360	40,324

		147,310

Energy Equipment & Services–0.33%
Halliburton	12,700	686,943
†Pioneer Energy Services	3,420	23,427
Schlumberger	1,600	134,320
Superior Energy Services	2,360	39,837

		884,527

Equity Real Estate Investment Trusts–3.68%
American Tower	1,600	169,088
Apartment Investment & Management	2,625	119,306
AvalonBay Communities	1,875	332,156
Boston Properties	2,625	330,173
Brandywine Realty Trust	7,850	129,603
Camden Property Trust	400	33,628
Cousins Properties	5,000	42,550
Crown Castle International	4,758	412,852
DCT Industrial Trust	793	37,969

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
DDR	8,975	$137,048
Douglas Emmett	4,875	178,230
Duke Realty	9,650	256,304
EastGroup Properties	1,410	104,114
EPR Properties	1,850	132,775
Equinix	607	216,948
Equity LifeStyle Properties	1,275	91,927
Equity One	2,625	80,561
Equity Residential	13,050	839,898
Essex Property Trust	900	209,250
Extra Space Storage	1,275	98,481
Federal Realty Investment Trust	500	71,055
First Industrial Realty Trust	9,115	255,676
First Potomac Realty Trust	3,000	32,910
General Growth Properties	10,300	257,294
Gramercy Property Trust	14,380	132,008
Healthcare Realty Trust	2,750	83,380
Healthcare Trust of America Class A	2,637	76,763
Highwoods Properties	2,750	140,277
Host Hotels & Resorts	14,505	273,274
Kilroy Realty	1,650	120,813
Kimco Realty	5,075	127,687
Kite Realty Group Trust	4,232	99,367
LaSalle Hotel Properties	4,555	138,791
Lexington Realty Trust	5,950	64,260
Liberty Property Trust	1,275	50,363
Life Storage	730	62,240
LTC Properties	500	23,490
Macerich	1,475	104,489
Mack-Cali Realty	3,970	115,209
Mid-America Apartment Communities	1,171	114,664
National Retail Properties	4,550	201,110
†Parkway	640	14,240
Pebblebrook Hotel Trust	5,260	156,485
Prologis	6,825	360,292
PS Business Parks	775	90,303
Public Storage	1,275	284,963
Ramco-Gershenson Properties Trust	9,900	164,142
Regency Centers	2,225	153,414
RLJ Lodging Trust	3,025	74,082
Sabra Health Care REIT	1,500	36,630
Simon Property Group	4,075	724,005
SL Green Realty	1,875	201,656
Spirit Realty Capital	7,500	81,450
Tanger Factory Outlet Centers	3,025	108,235
Taubman Centers	700	51,751
UDR	4,375	159,600
Urban Edge Properties	1,375	37,826
Ventas	4,100	256,332
VEREIT	5,050	42,723
Vornado Realty Trust	2,725	284,408

LVIP Delaware Foundation® Conservative Allocation Fund–8

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Welltower	1,400	$93,702

		9,874,220

Food & Staples Retailing–0.35%
Casey’s General Stores	750	89,160
CVS Health	8,540	673,891
Walgreens Boots Alliance	2,022	167,341

		930,392

Food Products–0.68%
Archer-Daniels-Midland	12,400	566,060
General Mills	1,400	86,478
J&J Snack Foods	800	106,744
Kraft Heinz	6,133	535,534
Mondelez International	11,800	523,094

		1,817,910

Gas Utilities–0.07%
South Jersey Industries	2,370	79,845
Spire	1,590	102,635

		182,480

Health Care Equipment & Supplies–0.45%
Abbott Laboratories	12,900	495,489
CONMED	2,590	114,400
CryoLife	5,406	103,525
DENTSPLY SIRONA	3,503	202,228
†Merit Medical Systems	4,417	117,051
†Quidel	4,250	91,035
†Wright Medical Group	3,170	72,847

		1,196,575

Health Care Providers & Services–0.81%
†Air Methods	2,950	93,957
Cardinal Health	7,300	525,381
†Express Scripts Holding	8,900	612,231
HealthSouth	2,050	84,542
Quest Diagnostics	6,200	569,780
†Team Health Holdings	1,460	63,437
UnitedHealth Group	1,350	216,054

		2,165,382

Hotels, Restaurants & Leisure–0.26%
Aramark	1,250	44,650
Cheesecake Factory	1,370	82,036
†Chuy’s Holdings	1,410	45,755
†Del Frisco’s Restaurant Group	5,340	90,780
†Fiesta Restaurant Group	2,700	80,595
Jack in the Box	1,230	137,317
†Popeyes Louisiana Kitchen	1,680	101,606
Starbucks	2,200	122,144

		704,883

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Household Durables–0.02%
Newell Brands	1,236	$55,187

		55,187

Household Products–0.10%
Kimberly-Clark	900	102,708
Procter & Gamble	2,120	178,250

		280,958

Industrial Conglomerates–0.17%
General Electric	10,200	322,320
Honeywell International	1,200	139,020

		461,340

Insurance–0.76%
Aflac	2,200	153,120
Allstate	7,400	548,488
American Equity Investment Life
Holding	4,880	109,995
Infinity Property & Casualty	1,030	90,537
Marsh & McLennan	7,800	527,202
Primerica	2,130	147,289
Prudential Financial	950	98,857
Selective Insurance Group	2,720	117,096
Travelers	1,330	162,819
United Fire Group	1,830	89,981

		2,045,384

Internet & Direct Marketing Retail–0.33%
†Amazon.com	200	149,974
†Liberty Interactive Corp. QVC Group
Class A	19,417	387,952
†Shutterfly	2,110	105,880
†TripAdvisor	5,027	233,102

		876,908

Internet Software & Services–0.90%
†Alphabet Class A	862	683,092
†Alphabet Class C	355	273,996
†eBay	12,859	381,784
†Facebook Class A	5,742	660,617
†GrubHub	2,170	81,635
j2 Global	1,880	153,784
†Q2 Holdings	1,830	52,795
†Yahoo	3,000	116,010

		2,403,713

IT Services–0.72%
Accenture Class A	1,050	122,987
Convergys	4,770	117,151
†ExlService Holdings	2,460	124,082
Mastercard Class A	4,139	427,352
†PayPal Holdings	12,722	502,137
Sabre	4,800	119,760

LVIP Delaware Foundation® Conservative Allocation Fund–9

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
Visa Class A	6,730	$525,075

		1,938,544

Leisure Products–0.04%
†Malibu Boats Class A	5,020	95,782

		95,782

Life Sciences Tools & Services–0.16%
†Quintiles IMS Holdings	3,658	278,191
Thermo Fisher Scientific	1,000	141,100

		419,291

Machinery–0.30%
Barnes Group	3,380	160,280
Columbus McKinnon	3,940	106,538
ESCO Technologies	3,070	173,915
Federal Signal	4,750	74,147
Kadant	2,290	140,148
Parker-Hannifin	1,000	140,000

		795,028

Media–0.33%
Cinemark Holdings	2,750	105,490
Comcast Class A	2,850	196,793
†Liberty Global Class A	1,432	43,805
†Liberty Global Class C	5,508	163,588
National CineMedia	5,000	73,650
Walt Disney	3,000	312,660

		895,986

Metals & Mining–0.08%
Kaiser Aluminum	1,230	95,559
Worthington Industries	2,720	129,037

		224,596

Multiline Retail–0.05%
Dollar General	1,976	146,362

		146,362

Multi-Utilities–0.05%
NorthWestern	2,240	127,389

		127,389

Oil, Gas & Consumable Fuels–1.13%
†Carrizo Oil & Gas	3,330	124,375
Chevron	7,881	927,467
ConocoPhillips	10,900	546,526
EOG Resources	900	90,990
Marathon Oil	19,915	344,729
Occidental Petroleum	9,850	701,615
†PDC Energy	1,500	108,870
†RSP Permian	2,280	101,734

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
†Synergy Resources	9,700	$86,427

		3,032,733

Paper & Forest Products–0.08%
†Boise Cascade	3,170	71,325
Neenah Paper	1,700	144,840

		216,165

Pharmaceuticals–1.06%
Allergan	2,525	530,275
†Catalent	4,250	114,580
Johnson & Johnson	4,589	528,699
†Medicines	2,670	90,620
Merck & Co.	12,297	723,924
Pfizer	23,264	755,615
†Prestige Brands Holdings	1,788	93,155

		2,836,868

Professional Services–0.25%
Kforce	4,760	109,956
Nielsen Holdings	6,314	264,872
†On Assignment	2,840	125,414
†TriNet Group	3,060	78,397
†WageWorks	1,373	99,543

		678,182

Road & Rail–0.13%
JB Hunt Transport Services	900	87,363
†Swift Transportation	3,720	90,619
Union Pacific	1,750	181,440

		359,422

Semiconductors & Semiconductor Equipment–0.87%
Analog Devices	850	61,727
†Applied Micro Circuits	6,605	54,491
Broadcom	800	141,416
Brooks Automation	4,790	81,765
Intel	20,561	745,747
†MACOM Technology Solutions Holdings	1,620	74,974
Maxim Integrated Products	3,200	123,424
†MaxLinear Class A	4,490	97,882
†Microsemi	3,030	163,529
QUALCOMM	7,202	469,570
†Semtech	4,120	129,986
†Silicon Laboratories	1,480	96,200
†Synaptics	1,860	99,659

		2,340,370

Software–1.06%
†Adobe Systems	1,450	149,277
CA	16,309	518,137
†Callidus Software	5,840	98,112

LVIP Delaware Foundation® Conservative Allocation Fund–10

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Software (continued)
†Electronic Arts	4,523	$356,231
†Guidewire Software	620	30,585
Intuit	1,673	191,743
Microsoft	13,058	811,424
†Proofpoint	1,820	128,583
†salesforce.com	2,000	136,920
SS&C Technologies Holdings	2,150	61,490
Symantec	10,544	251,896
†Tyler Technologies	750	107,077

		2,841,475

Specialty Retail–0.44%
†Express	5,650	60,794
†Five Below	1,860	74,326
Home Depot	1,250	167,600
L Brands	3,913	257,632
Lowe’s	7,600	540,512
Tractor Supply	1,100	83,391

		1,184,255

Technology Hardware, Storage & Peripherals–0.14%
Apple	3,330	385,681

		385,681

Textiles, Apparel & Luxury Goods–0.08%
†G-III Apparel Group	820	24,239
NIKE Class B	1,300	66,079
†Steven Madden	3,172	113,399

		203,717

Thrifts & Mortgage Finance–0.08%
†Essent Group	3,520	113,942
WSFS Financial	2,000	92,700

		206,642

Trading Companies & Distributors–0.04%
Applied Industrial Technologies	2,010	119,394

		119,394

Total U.S. Markets (Cost $38,013,699)		58,286,189

§DEVELOPED MARKETS–6.82%
Aerospace & Defense–0.12%
Meggitt	56,515	319,411

		319,411

Air Freight & Logistics–0.22%
Deutsche Post	17,794	585,058

		585,058

Auto Components–0.25%
Sumitomo Rubber Industries	27,300	433,530

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Auto Components (continued)
Valeo	3,998	$229,826

		663,356

Automobiles–0.42%
Bayerische Motoren Werke	5,030	469,916
Toyota Motor	11,200	659,111

		1,129,027

Banks–0.94%
ING Groep	31,868	448,508
Mitsubishi UFJ Financial Group	121,100	746,235
Nordea Bank	58,494	650,390
†Standard Chartered	50,308	411,429
UniCredit	91,905	264,498

		2,521,060

Beverages–0.26%
Carlsberg Class B	4,611	397,933
Coca-Cola Amatil	42,073	307,263

		705,196

Biotechnology–0.12%
Shire	5,769	333,019

		333,019

Construction & Engineering–0.23%
Vinci	8,964	610,506

		610,506

Diversified Telecommunication Services–0.23%
Nippon Telegraph & Telephone	14,382	604,444

		604,444

Food & Staples Retailing–0.11%
†Tesco	118,897	303,095

		303,095

Food Products–0.14%
†Aryzta	8,679	382,258

		382,258

Household Durables–0.14%
Techtronic Industries	108,000	387,182

		387,182

Industrial Conglomerates–0.20%
Koninklijke Philips	17,387	530,770

		530,770

Insurance–0.20%
AXA	21,086	532,375

		532,375

IT Services–0.17%
†CGI Group Class A	7,699	369,511

LVIP Delaware Foundation® Conservative Allocation Fund–11

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
IT Services (continued)
†InterXion Holding	2,310	$81,012

		450,523

Life Sciences Tools & Services–0.04%
†ICON	1,350	101,520

		101,520

Machinery–0.12%
Minebea	33,600	315,085

		315,085

Media–0.07%
Publicis Groupe	2,645	182,508

		182,508

Metals & Mining–0.21%
Alamos Gold	18,811	129,736
†Anglo American ADR	6,200	43,710
Rio Tinto	8,261	321,562
Yamana Gold	24,737	69,458

		564,466

Multi-Utilities–0.08%
National Grid	17,560	205,935

		205,935

Oil, Gas & Consumable Fuels–0.28%
Suncor Energy	10,700	349,853
TOTAL	8,089	414,845

		764,698

Pharmaceuticals–0.72%
Novartis	7,900	574,870
Sanofi	8,090	654,876
STADA Arzneimittel	5,064	262,187
Teva Pharmaceutical Industries ADR	12,200	442,250

		1,934,183

Professional Services–0.15%
Teleperformance	3,960	397,257

		397,257

Road & Rail–0.19%
East Japan Railway	5,867	507,009

		507,009

Software–0.13%
Playtech	34,192	348,062

		348,062

Specialty Retail–0.14%
Nitori Holdings	3,206	366,478

		366,478

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Textiles, Apparel & Luxury Goods–0.33%
Kering	1,533	$344,205
Yue Yuen Industrial Holdings	152,000	551,783

		895,988

Tobacco–0.19%
Japan Tobacco	15,300	503,215

		503,215

Trading Companies & Distributors–0.30%
ITOCHU	46,642	619,366
Rexel	11,956	196,774

		816,140

Wireless Telecommunication Services–0.12%
Tele2 Class B	40,841	327,469

		327,469

Total Developed Markets (Cost $15,195,005)		18,287,293

×EMERGING MARKETS–4.32%
Air Freight & Logistics–0.01%
†ZTO Express Cayman ADR	1,500	18,105

		18,105

Airlines–0.01%
†Gol Linhas Aereas Inteligentes ADR	2,481	33,791

		33,791

Automobiles–0.05%
Astra International	155,700	95,633
Mahindra & Mahindra	2,053	35,836

		131,469

Banks–0.52%
Akbank	77,374	171,557
Banco Bradesco ADR	15,200	132,392
Bangkok Bank	19,705	87,766
China Construction Bank	133,618	102,869
Grupo Financiero Banorte	13,600	66,984
Grupo Financiero Santander Mexico Class B ADR	13,200	94,908
ICICI Bank ADR	24,800	185,752
Itau Unibanco Holding ADR	18,811	193,377
†KB Financial Group ADR	3,122	110,175
=Sberbank of Russia	85,248	240,757

		1,386,537

Beverages–0.19%
Anadolu Efes Biracilik Ve Malt Sanayii	10,880	54,386
Cia Cervecerias Unidas ADR	4,000	83,920
Coca-Cola Femsa ADR	1,040	66,082
Fomento Economico Mexicano ADR	2,034	155,011

LVIP Delaware Foundation® Conservative Allocation Fund–12

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Beverages (continued)
Lotte Chilsung Beverage	82	$99,122
Tsingtao Brewery	13,542	51,168

		509,689

Building Products–0.06%
KCC	571	169,957

		169,957

Chemicals–0.09%
Braskem ADR	7,203	152,776
Sociedad Quimica y Minera de Chile ADR	3,000	85,950

		238,726

Construction Materials–0.11%
†Cemex ADR	12,683	101,841
†Cemex Latam Holdings	7,601	28,611
UltraTech Cement	3,479	166,604

		297,056

Diversified Financial Services–0.02%
Reliance Capital	9,965	63,304

		63,304

Diversified Telecommunication Services–0.09%
LG Uplus	6,316	59,876
Telefonica Brasil ADR	13,495	180,563

		240,439

Electronic Equipment, Instruments & Components–0.07%
Hon Hai Precision Industry	51,680	135,018
Samsung SDI	706	63,714

		198,732

Food & Staples Retailing–0.11%
Cia Brasileira de Distribuicao ADR	4,900	81,095
Wal-Mart de Mexico Class V	30,957	55,404
†X5 Retail Group GDR	4,842	157,123

		293,622

Food Products–0.22%
BRF ADR	7,801	115,143
China Mengniu Dairy	51,000	98,258
Lotte Confectionery	950	140,400
Tingyi Cayman Islands Holding	64,606	78,565
Uni-President China Holdings	219,000	154,482

		586,848

Hotels, Restaurants & Leisure–0.02%
†Arcos Dorados Holdings	10,700	57,780

		57,780

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Insurance–0.06%
Samsung Life Insurance	1,825	$169,989

		169,989

Internet & Direct Marketing Retail–0.18%
†B2W Cia Digital	54,703	171,435
†Ctrip.com International ADR	7,100	284,000
†Qunar Cayman Islands ADR	600	18,078

		473,513

Internet Software & Services–0.55%
†Alibaba Group Holding ADR	2,640	231,818
†Baidu ADR	2,500	411,025
†SINA	3,325	202,127
†Sohu.com	6,500	220,285
Tencent Holdings	15,900	388,965
†Weibo ADR	333	13,499

		1,467,719

IT Services–0.03%
†WNS Holdings ADR	3,170	87,333

		87,333

Media–0.07%
Grupo Televisa ADR	9,198	192,146

		192,146

Metals & Mining–0.01%
†Impala Platinum Holdings	4,458	13,873

		13,873

Multiline Retail–0.03%
Woolworths Holdings	15,815	81,783

		81,783

Oil, Gas & Consumable Fuels–0.65%
Cairn India	22,734	81,111
China Petroleum & Chemical	140,050	99,333
Gazprom ADR	31,797	160,575
LUKOIL ADR	2,998	168,248
PetroChina ADR	908	66,920
†Petroleo Brasileiro ADR	20,655	208,822
PTT-Foreign	13,878	144,165
#Reliance Industries GDR 144A	19,612	618,759
Rosneft Oil GDR	21,867	142,135
Tambang Batubara Bukit Asam
Persero	51,300	47,597

		1,737,665

Pharmaceuticals–0.05%
Hypermarcas	15,800	126,849

		126,849

Real Estate Management & Development–0.04%
#=Etalon Group GDR 144A	6,900	22,045

LVIP Delaware Foundation® Conservative Allocation Fund–13

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Real Estate Management & Development (continued)
†IRSA Inversiones y Representaciones ADR	2,600	$47,944
UEM Sunrise	183,302	42,904

		112,893

Road & Rail–0.00%
†Rumo Logistica Operadora Multimodal	3,630	6,848

		6,848

Semiconductors & Semiconductor Equipment–0.25%
MediaTek	33,000	221,679
Taiwan Semiconductor Manufacturing	41,594	234,240
Taiwan Semiconductor Manufacturing ADR	7,400	212,750

		668,669

Technology Hardware, Storage & Peripherals–0.30%
Samsung Electronics	535	798,203

		798,203

Transportation Infrastructure–0.01%
†Santos Brasil Participacoes	29,190	21,525

		21,525

Wireless Telecommunication Services–0.52%
America Movil ADR	11,882	149,357
China Mobile	25,120	266,279
China Mobile ADR	800	41,944
MegaFon GDR	3,986	37,668
Mobile TeleSystems ADR	5,600	51,016
SK Telecom ADR	22,200	463,980
TIM Participacoes ADR	16,900	199,420
†Turkcell Iletisim Hizmetleri ADR	7,751	53,482
VimpelCom ADR	22,300	85,855
Vodacom Group	5,149	57,137

		1,406,138

Total Emerging Markets (Cost $11,460,632)		11,591,201

Total Common Stock (Cost $64,669,336)		88,164,683

CONVERTIBLE PREFERRED STOCK–0.17%
A Schulman 6.00%, exercise price $52.33, expiration date 12/31/49	45	38,421
Bank of America 7.25%, exercise price $50.00, expiration date 12/31/49	42	49,006
DTE Energy 6.50%, exercise price $116.31, expiration date 10/1/19	816	43,248

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
Exelon 6.50%, exercise price $43.75, expiration date 6/1/17	1,200	$58,092
Huntington Bancshares 8.50%, exercise price $11.95, expiration date 12/31/49	51	73,950
Teva Pharmaceutical Industries 7.00%, exercise price $75.00, expiration date 12/15/18	27	17,415
T-Mobile US 5.50%, exercise price $31.02, expiration date 12/15/17	467	44,103
Wells Fargo & Co. 7.50%, exercise price $156.71, expiration date 12/31/49	66	78,540
Welltower 6.50%, exercise price $57.68, expiration date 12/31/49	690	41,524

Total Convertible Preferred Stock (Cost $419,772)		444,299

EXCHANGE-TRADED FUNDS–5.11%
iShares MSCI EAFE Growth Index ETF	94,880	6,042,907
iShares MSCI EAFE Index ETF	54,580	3,150,903
iShares Russell 1000 Growth Index ETF	12,060	1,265,094
Vanguard FTSE Developed Markets ETF	85,640	3,129,286
Vanguard Mega Cap Growth ETF	960	83,626
Vanguard Russell 1000 Growth ETF	456	49,025

Total Exchange-Traded Funds (Cost $11,032,733)		13,720,841

PREFERRED STOCK–0.46%
•General Electric 5.00%	410,000	425,969
•Integrys Energy Group 6.00%	8,750	228,047
#•PNC Preferred Funding Trust II 144A 2.186%	500,000	483,750
#•USB Realty 144A 2.027%	100,000	88,250

Total Preferred Stock (Cost $1,101,725)		1,226,016

	Principal Amount°

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.59%
Fannie Mae REMICs Series 1996-46 ZA 7.50% 11/25/26	2,296	2,617
Series 2005-70 PA 5.50% 8/25/35	13,055	14,587
•*Series 2008-15 SB 5.844% 8/25/36	26,573	5,074
Series 2010-41 PN 4.50% 4/25/40	235,000	255,048
Series 2010-43 HJ 5.50% 5/25/40	20,580	22,958

LVIP Delaware Foundation® Conservative Allocation Fund–14

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued) Series 2010-96 DC 4.00% 9/25/25	250,105	$267,843
•*Series 2010-129 SM 5.244% 11/25/40	207,028	35,001
*Series 2012-98 MI 3.00% 8/25/31	287,390	34,247
•*Series 2012-122 SD 5.344% 11/25/42	343,407	68,754
*Series 2013-7 EI 3.00% 10/25/40	159,127	22,416
*Series 2013-26 ID 3.00% 4/25/33	239,179	34,185
*Series 2013-38 AI 3.00% 4/25/33	222,244	30,492
*Series 2013-43 IX 4.00% 5/25/43	819,562	184,120
*Series 2013-44 DI 3.00% 5/25/33	719,487	114,576
*Series 2013-55 AI 3.00% 6/25/33	340,002	48,578
Series 2014-36 ZE 3.00% 6/25/44	158,830	142,373
•*Series 2014-68 BS 5.394% 11/25/44	289,068	57,526
•*Series 2014-90 SA 5.394% 1/25/45	798,205	157,057
•*Series 2015-27 SA 5.694% 5/25/45	107,766	23,982
Series 2015-44 Z 3.00% 9/25/43	274,044	261,122
Series 2015-89 AZ 3.50% 12/25/45	24,926	23,920
•*Series 2015-95 SH 5.244% 1/25/46	255,600	60,521
•*Series 2016-55 SK 5.244% 8/25/46	207,433	51,727
•*Series 2016-62 SA 5.244% 9/25/46	403,290	104,796
•*Series 2016-74 GS 5.244% 10/25/46	98,537	24,431
Freddie Mac REMICs Series 2326 ZQ 6.50% 6/15/31	4,087	4,630
Series 2557 WE 5.00% 1/15/18	1,456	1,476
Series 4065 DE 3.00% 6/15/32	40,000	40,073
*Series 4109 AI 3.00% 7/15/31	518,296	60,873
*Series 4120 IK 3.00% 10/15/32	429,080	60,305
*Series 4146 IA 3.50% 12/15/32	228,284	35,264
•*Series 4159 KS 5.446% 1/15/43	201,156	44,995

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued) *Series 4181 DI 2.50% 3/15/33	135,456	$17,113
•*Series 4184 GS 5.416% 3/15/43	226,008	49,666
*Series 4185 LI 3.00% 3/15/33	175,545	24,538
*Series 4191 CI 3.00% 4/15/33	74,798	10,460
*Series 4342 CI 3.00% 11/15/33	83,522	10,366
Series 4435 DY 3.00% 2/15/35	222,000	219,222
Series 4592 WT 5.50% 6/15/46	461,739	513,010
•*Series 4594 SG 5.296% 6/15/46	600,040	150,814
Series 4614 HB 2.50% 9/15/46	101,000	89,743
Series 4623 LZ 2.50% 10/15/46	192,363	171,690
•*Series 4631 GS 5.296% 11/15/46	445,569	91,321
Freddie Mac Strips •*Series 267 S5 5.296% 8/15/42	285,192	61,886
•*Series 299 S1 5.296% 1/15/43	215,894	44,895
•*Series 326 S2 5.246% 3/15/44	149,057	29,997
Freddie Mac Structured Agency Credit Risk Debt Notes •Series 2014-DN4 M2 3.156% 10/25/24	105,320	105,505
•Series 2015-DNA3 M2 3.606% 4/25/28	500,000	514,430
•Series 2015-HQA1 M2 3.406% 3/25/28	230,764	235,415
•Series 2016-DNA3 M2 2.756% 12/25/28	250,000	252,327
•Series 2016-DNA4 M2 2.056% 3/25/29	250,000	249,525
•Series 2016-HQA2 M2 3.006% 11/25/28	250,000	255,134
◆Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	72,492	82,936
GNMA Series 2010-113 KE 4.50% 9/20/40	575,000	623,795
Series 2012-136 MX 2.00% 11/20/42	40,000	36,019
Series 2013-113 AZ 3.00% 8/20/43	274,048	259,447
Series 2013-113 LY 3.00% 5/20/43	29,000	28,452
Series 2015-64 GZ 2.00% 5/20/45	106,311	86,338
Series 2015-133 AL 3.00% 5/20/45	294,000	279,056
Series 2016-111 PB 2.50% 8/20/46	97,000	86,613

LVIP Delaware Foundation® Conservative Allocation Fund–15

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued) Series 2016-134 MW 3.00% 10/20/46	16,000	$15,814
Series 2016-156 PB 2.00% 11/20/46	61,000	48,745

Total Agency Collateralized Mortgage Obligations (Cost $7,233,088)		6,939,839

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.83%
Freddie Mac Multifamily Structured Pass Through Certificates ◆Series K055 A2 2.673% 3/25/26	335,000	328,523
◆Series K056 A2 2.525% 5/25/26	110,000	106,485
◆Series K057 A2 2.57% 7/25/26	95,000	92,240
•◆Series K059 A2 3.12% 9/25/26	170,000	172,557
◆Series K716 A2 3.13% 6/25/21	135,000	140,416
◆Series K719 A1 2.53% 12/25/21	72,540	73,334
•◆Series KS03 A4 3.161% 5/25/25	150,000	151,662
FREMF Mortgage Trust
#•Series 2011-K10 B 144A 4.631% 11/25/49	60,000	63,598
#•Series 2011-K14 B 144A 5.167% 2/25/47	70,000	76,554
#•Series 2011-K15 B 144A 4.948% 8/25/44	15,000	16,182
#•Series 2011-K704 144A 4.69% 10/25/30	110,000	113,888
#•Series 2012-K18 B 144A 4.255% 1/25/45	85,000	89,429
#•Series 2012-K22 B 144A 3.811% 8/25/45	150,000	153,789
#•Series 2012-K708 B 144A 3.751% 2/25/45	145,000	148,718
#•Series 2012-K708 C 144A 3.751% 2/25/45	60,000	61,292
#•Series 2013-K33 B 144A 3.502% 8/25/46	120,000	120,828
#•Series 2013-K712 B 144A 3.365% 5/25/45	80,000	81,238
#•Series 2013-K713 B 144A 3.165% 4/25/46	50,000	50,397
#•Series 2013-K713 C 144A 3.165% 4/25/46	180,000	176,644

Total Agency Commercial Mortgage-Backed Securities (Cost $2,270,149)		2,217,774

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–3.75%
Fannie Mae ARM •2.414% 5/1/43	101,394	$102,582
•2.553% 6/1/43	37,403	37,821
•2.921% 7/1/45	46,854	47,758
•2.958% 12/1/45	59,842	61,549
•2.966% 4/1/46	50,877	51,897
•3.076% 8/1/35	1,395	1,472
•3.218% 4/1/44	87,341	89,745
•3.226% 3/1/44	129,084	133,552
•3.274% 9/1/43	82,951	85,258
Fannie Mae S.F. 30 yr 5.50% 12/1/32	3,695	4,145
5.50% 2/1/33	44,964	50,365
5.50% 6/1/33	27,594	30,910
5.50% 4/1/34	19,553	21,923
5.50% 7/1/34	4,719	5,293
5.50% 9/1/34	77,469	86,887
5.50% 11/1/34	20,050	22,484
5.50% 12/1/34	103,266	115,679
5.50% 1/1/35	8,400	9,410
5.50% 3/1/35	10,549	11,821
5.50% 5/1/35	86,060	96,399
5.50% 6/1/35	13,675	15,332
5.50% 1/1/36	76,685	86,007
5.50% 4/1/36	84,962	95,035
5.50% 7/1/36	81,195	90,963
5.50% 9/1/36	79,788	89,510
5.50% 11/1/36	14,236	15,920
5.50% 1/1/37	56,736	63,175
5.50% 4/1/37	253,765	285,525
5.50% 8/1/37	84,311	94,470
5.50% 9/1/37	66,983	74,670
5.50% 1/1/38	1,631	1,820
5.50% 2/1/38	38,848	43,479
5.50% 3/1/38	30,204	33,617
5.50% 6/1/38	140,437	156,663
5.50% 7/1/38	23,693	26,389
5.50% 9/1/38	139,147	155,783
5.50% 1/1/39	147,335	165,096
5.50% 2/1/39	214,336	240,235
5.50% 6/1/39	65,747	73,580
5.50% 10/1/39	157,777	175,938
5.50% 3/1/40	237,544	265,938
5.50% 7/1/40	121,202	135,829
5.50% 3/1/41	423,153	474,497
5.50% 6/1/41	171,440	191,941
5.50% 9/1/41	754,032	843,531
6.00% 5/1/36	64,792	73,408
6.00% 6/1/36	6,304	7,149
6.00% 9/1/36	28,035	32,571
6.00% 12/1/36	6,583	7,511
6.00% 2/1/37	21,259	24,087

LVIP Delaware Foundation® Conservative Allocation Fund–16

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued) 6.00% 5/1/37	47,669	$54,019
6.00% 6/1/37	3,644	4,182
6.00% 7/1/37	3,051	3,485
6.00% 8/1/37	27,893	31,634
6.00% 9/1/37	7,434	8,418
6.00% 11/1/37	1,169	1,323
6.00% 5/1/38	113,911	129,077
6.00% 9/1/38	240,399	272,667
6.00% 10/1/38	9,639	10,926
6.00% 11/1/38	15,602	17,864
6.00% 1/1/39	31,392	35,575
6.00% 9/1/39	273,850	310,336
6.00% 10/1/39	227,472	262,073
6.00% 3/1/40	29,844	33,847
6.00% 7/1/40	102,003	115,543
6.00% 9/1/40	25,752	29,179
6.00% 11/1/40	10,663	12,294
6.00% 5/1/41	309,144	350,211
6.00% 6/1/41	107,541	121,816
6.00% 7/1/41	422,031	477,731
6.50% 2/1/36	27,569	31,190
6.50% 10/1/36	22,837	25,837
6.50% 8/1/37	801	906
6.50% 5/1/40	47,428	53,928
7.00% 12/1/37	7,207	7,697
7.50% 6/1/31	9,229	11,166
Freddie Mac ARM •2.553% 10/1/46	171,360	172,613
•2.759% 10/1/45	50,849	51,824
•2.814% 9/1/45	335,420	342,089
•2.817% 12/1/33	6,524	6,898
•2.927% 10/1/45	92,581	94,515
•2.943% 11/1/44	29,332	30,103
•2.979% 11/1/45	66,316	67,695
•3.114% 3/1/46	129,046	132,311
•3.23% 6/1/37	2,860	3,036
Freddie Mac S.F. 30 yr 5.50% 3/1/34	7,898	8,887
5.50% 12/1/34	7,613	8,562
5.50% 6/1/36	4,870	5,471
5.50% 11/1/36	1,720	1,928
5.50% 12/1/36	2,066	2,306
5.50% 9/1/37	8,795	9,798
5.50% 4/1/38	32,158	35,862
5.50% 6/1/38	1,131	1,261
5.50% 7/1/38	32,597	36,361
5.50% 6/1/39	32,796	36,538
5.50% 3/1/40	25,729	28,617
5.50% 8/1/40	18,646	20,789
5.50% 1/1/41	5,071	5,654
5.50% 6/1/41	377,697	421,548
6.00% 2/1/36	15,789	18,010

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued) 6.00% 3/1/36	20,994	$23,970
6.00% 9/1/37	19,011	21,600
6.00% 1/1/38	9,363	10,577
6.00% 6/1/38	25,634	29,104
6.00% 8/1/38	24,843	28,498
6.00% 5/1/40	113,327	128,559
6.00% 7/1/40	109,709	124,774
6.50% 4/1/39	38,852	44,195
7.00% 11/1/33	1,336	1,570
GNMA I S.F. 30 yr 7.00% 12/15/34	70,803	83,251
GNMA II S.F. 30 yr 5.50% 5/20/37	40,450	44,840
5.50% 4/20/40	37,342	40,883
6.00% 2/20/39	59,198	66,908
6.00% 2/20/40	183,558	209,508
6.00% 4/20/46	64,168	71,520
6.50% 10/20/39	65,116	73,731

Total Agency Mortgage-Backed Securities (Cost $10,045,809)		10,065,707

CONVERTIBLE BONDS–0.88%
#Aerojet Rocketdyne Holdings 144A 2.25% exercise price $26.00, maturity date 12/15/23	7,000	6,851
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	114,000	113,145
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	30,000	35,306
#Blackhawk Network Holdings 144A 1.50% exercise price $49.83, maturity date 1/15/22	58,000	59,740
Blackstone Mortgage Trust 5.25% exercise price $27.99, maturity date 12/1/18	114,000	127,395
Blucora 4.25% exercise price $21.66, maturity date 4/1/19	64,000	64,000
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	88,000	85,965
Cemex 3.72% exercise price $11.45, maturity date 3/15/20 .	39,000	41,876
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	77,000	75,653
#Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18	43,000	58,292

LVIP Delaware Foundation® Conservative Allocation Fund–17

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
#Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40	59,000	$61,803
#DISH Network 144A 3.375% exercise price $65.18, maturity date 8/15/26	14,000	16,004
GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	53,000	51,807
fGeneral Cable 4.50% exercise price $31.67, maturity date 11/15/29	97,000	76,206
HealthSouth 2.00% exercise price $37.16, maturity date 12/1/43	70,000	83,213
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	45,000	46,716
fHologic 2.00% exercise price $31.18, maturity date 3/1/42	34,000	46,197
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	50,000	52,156
#Insulet 144A 1.25% exercise price $58.37, maturity date 9/15/21	30,000	27,937
Jefferies Group 3.875% exercise price $43.93, maturity date 11/1/29	72,000	72,990
#Knowles 144A 3.25% exercise price $18.43, maturity date 11/1/21	41,000	47,765
#Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46	41,000	44,280
#Liberty Media 144A 2.25% exercise price $104.55, maturity date 9/30/46	14,000	14,823
#Medicines 144A 2.75% exercise price $48.97, maturity date 7/15/23	39,000	37,708
fMeritor 4.00% exercise price $26.73, maturity date 2/15/27 .	95,000	97,256
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	46,000	47,121
Novellus Systems 2.625% exercise price $33.85, maturity date 5/15/41	29,000	90,426
#NuVasive 144A 2.25% exercise price $59.82, maturity date 3/15/21	24,000	30,585

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	63,000	$71,977
ON Semiconductor 1.00% exercise price $18.50, maturity date 12/1/20	42,000	43,234
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	71,000	70,024
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	78,000	69,664
Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21	54,000	56,835
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19	73,000	77,015
TPG Specialty Lending 4.50% exercise price $25.83, maturity date 12/15/19	63,000	64,654
•Vector Group 1.75% exercise price $23.46, maturity date 4/15/20	73,000	84,087
•Vector Group 2.50% exercise price $15.22, maturity date 1/15/19	35,000	54,686
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	78,000	78,147
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	76,000	71,583

Total Convertible Bonds (Cost $2,247,133)		2,355,122

CORPORATE BONDS–33.82%
Aerospace & Defense–0.06%
United Technologies 3.75% 11/1/46	165,000	157,442

		157,442

Air Freight & Logistics–0.22%
#•AerCap Global Aviation Trust 144A 6.50% 6/15/45	400,000	405,500
Aviation Capital Group #144A 2.875% 9/17/18	10,000	10,137
#144A 4.875% 10/1/25	175,000	185,719

		601,356

LVIP Delaware Foundation® Conservative Allocation Fund–18

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Airlines–0.25%
#◆Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27		105,627	$105,363
◆American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26		88,539	87,654
◆American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27		111,507	109,974
◆American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27		34,172	34,001
◆American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28		69,828	69,916
◆United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26		73,217	74,773
◆United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26		174,330	175,419
◆United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28		10,000	9,663

			666,763

Auto Components–0.06%
Goodyear Tire & Rubber 5.00% 5/31/26		155,000	154,681

			154,681

Automobiles–0.03%
Daimler 2.75% 12/10/18	NOK	580,000	68,929

			68,929

Banks–5.02%
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	59,000	44,838
#Banco Nacional de Costa Rica 144A 5.875% 4/25/21		200,000	202,000
Bank Nederlandse Gemeenten 5.25% 5/20/24	AUD	31,000	25,052
Bank of America 3.248% 10/21/27		80,000	76,548
3.30% 8/5/21	AUD	30,000	21,214
4.183% 11/25/27		185,000	185,490
4.45% 3/3/26		1,040,000	1,073,771
BB&T 2.05% 5/10/21		700,000	687,440
2.45% 1/15/20		185,000	186,529
#BBVA Bancomer 144A 6.50% 3/10/21		150,000	162,300

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Capital One 2.25% 9/13/21		250,000	$244,197
Capital One Financial 4.20% 10/29/25		60,000	60,309
Citigroup 2.90% 12/8/21		30,000	29,953
3.75% 10/27/23	AUD	39,000	27,271
Citizens Bank 2.55% 5/13/21		250,000	248,720
Citizens Financial Group 4.30% 12/3/25		160,000	162,828
Compass Bank 3.875% 4/10/25		250,000	238,325
Cooperatieve Rabobank 2.50% 9/4/20	NOK	270,000	32,375
3.75% 7/21/26		250,000	245,549
#Export-Import Bank of India 144A 3.375% 8/5/26		300,000	280,776
Fifth Third Bancorp 2.875% 7/27/20		80,000	81,080
Fifth Third Bank 3.85% 3/15/26		460,000	463,793
HSBC Holdings 4.375% 11/23/26		200,000	201,887
Huntington Bancshares 2.30% 1/14/22		120,000	116,523
#ICICI Bank 144A 4.00% 3/18/26		200,000	194,513
JPMorgan Chase & Co. 4.25% 10/1/27		715,000	736,192
JPMorgan Chase Bank 1.65% 9/23/19		250,000	247,611
KeyBank 6.95% 2/1/28		615,000	756,813
•KeyCorp 5.00% 12/29/49		275,000	254,375
PNC Bank 2.45% 11/5/20		250,000	250,593
6.875% 4/1/18		740,000	784,222
•PNC Financial Services Group 5.00% 12/29/49		205,000	198,337
Popular 7.00% 7/1/19		295,000	305,694
Royal Bank of Scotland Group 3.875% 9/12/23		200,000	192,330
•8.625% 12/29/49		200,000	204,500
Santander UK Group Holdings 3.125% 1/8/21		20,000	20,010
SunTrust Bank 3.30% 5/15/26		200,000	193,423
SunTrust Banks 2.70% 1/27/22		100,000	100,160
SVB Financial Group 3.50% 1/29/25		200,000	193,041
#Swedbank 144A 2.65% 3/10/21		400,000	400,491
Toronto-Dominion Bank 2.125% 4/7/21		140,000	137,943
2.50% 12/14/20		130,000	130,545
•3.625% 9/15/31		200,000	195,696
U.S. Bancorp 2.375% 7/22/26		250,000	231,734
3.10% 4/27/26		240,000	233,935

LVIP Delaware Foundation® Conservative Allocation Fund–19

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
UBS Group Funding Jersey #144A 2.65% 2/1/22		400,000	$389,215
#144A 3.00% 4/15/21		200,000	200,305
#144A 4.125% 4/15/26		260,000	266,419
•USB Capital IX 3.50% 10/29/49		780,000	641,550
Wells Fargo & Co. 3.00% 7/27/21	AUD	47,000	33,044
4.75% 12/7/46		175,000	178,027
Wells Fargo Bank 2.15% 12/6/19		300,000	299,941
Wells Fargo Capital X 5.95% 12/15/36		60,000	62,700
•Westpac Banking 4.322% 11/23/31		160,000	161,152
Zions Bancorp 4.50% 6/13/23		170,000	172,261

			13,465,540

Beverages–0.89%
Anheuser-Busch InBev Finance 3.65% 2/1/26		985,000	1,001,840
#Becle 144A 3.75% 5/13/25		350,000	334,147
Molson Coors Brewing 3.00% 7/15/26		140,000	132,614
4.20% 7/15/46		155,000	145,103
PepsiCo 2.375% 10/6/26		255,000	241,713
Pernod Ricard #144A 3.25% 6/8/26		220,000	211,520
#144A 4.45% 1/15/22		300,000	318,651

			2,385,588

Biotechnology–0.29%
Biogen 5.20% 9/15/45		175,000	187,988
Celgene 3.25% 8/15/22		105,000	106,071
4.625% 5/15/44		115,000	113,030
Gilead Sciences 4.15% 3/1/47		385,000	366,595

			773,684

Building Products–0.43%
#Boise Cascade 144A 5.625% 9/1/24		55,000	54,863
#Builders FirstSource 144A 5.625% 9/1/24		150,000	151,313
Fortune Brands Home & Security 3.00% 6/15/20		105,000	105,759
LafargeHolcim Finance US #144A 3.50% 9/22/26		200,000	194,494
#144A 4.75% 9/22/46		200,000	194,430
Lennox International 3.00% 11/15/23		135,000	131,272
Masco 3.50% 4/1/21		230,000	231,725
#NCI Building Systems 144A 8.25% 1/15/23		80,000	86,800

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Building Products (continued)
US Concrete 6.375% 6/1/24		10,000	$10,600

			1,161,256

Capital Markets–1.64%
Affiliated Managers Group 3.50% 8/1/25		175,000	165,422
Bank of New York Mellon 2.15% 2/24/20		45,000	44,888
2.20% 8/16/23		160,000	152,793
2.50% 4/15/21		355,000	355,606
2.80% 5/4/26		80,000	77,135
•4.625% 12/29/49		255,000	234,554
Barclays 3.20% 8/10/21		305,000	301,718
#Export Credit Bank of Turkey 144A 5.375% 2/8/21		200,000	196,220
Goldman Sachs Group •3.055% 8/21/19	AUD	10,000	7,225
3.50% 11/16/26		155,000	151,745
5.15% 5/22/45		330,000	348,368
Jefferies Group 6.45% 6/8/27		110,000	120,871
6.50% 1/20/43		60,000	61,935
Morgan Stanley 2.625% 11/17/21		615,000	608,285
3.95% 4/23/27		605,000	600,152
5.00% 9/30/21	AUD	38,000	28,633
#Nationwide Building Society 144A 4.00% 9/14/26		500,000	477,322
State Street 2.55% 8/18/20		175,000	176,857
3.10% 5/15/23		110,000	109,879
3.55% 8/18/25		170,000	174,232

			4,393,840

Chemicals–1.03%
CF Industries 6.875% 5/1/18		315,000	332,369
Dow Chemical 8.55% 5/15/19		1,129,000	1,294,631
Eastman Chemical 4.65% 10/15/44		260,000	258,853
#Equate Petrochemical 144A 3.00% 3/3/22		200,000	191,206
#OCP 144A 4.50% 10/22/25		200,000	191,763
PolyOne 5.25% 3/15/23		145,000	147,900
Potash Corp of Saskatchewan 4.00% 12/15/26		295,000	297,460
#WR Grace & Co. 144A 5.625% 10/1/24		45,000	47,419

			2,761,601

Commercial Services & Supplies–0.71%
#ERAC USA Finance 144A 4.20% 11/1/46		80,000	73,404
#Herc Rentals 144A 7.50% 6/1/22		90,000	95,287

LVIP Delaware Foundation® Conservative Allocation Fund–20

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
#Live Nation Entertainment 144A 4.875% 11/1/24	170,000	$170,850
#NES Rentals Holdings 144A 7.875% 5/1/18	125,000	125,000
Penske Truck Leasing #144A 3.30% 4/1/21	150,000	151,832
#144A 3.375% 2/1/22	285,000	287,734
#144A 3.40% 11/15/26	40,000	38,350
#Prestige Brands 144A 5.375% 12/15/21	115,000	119,025
#Prime Security Services Borrower 144A 9.25% 5/15/23	145,000	158,231
#ServiceMaster 144A 5.125% 11/15/24	200,000	203,500
#SMBC Aviation Capital Finance 144A 2.65% 7/15/21	200,000	192,737
#Transurban Finance 144A 3.375% 3/22/27	75,000	71,017
United Rentals North America 5.50% 7/15/25	151,000	154,586
5.875% 9/15/26	65,000	67,194

		1,908,747

Communications Equipment–0.07%
Cisco Systems 1.85% 9/20/21	180,000	175,792

		175,792

Computers & Peripherals–0.13%
#Diamond 1 Finance 144A 6.02% 6/15/26	325,000	352,697

		352,697

Construction & Engineering–0.12%
#SBA Communications 144A 4.875% 9/1/24	165,000	163,350
Vale Overseas 5.875% 6/10/21	160,000	168,000

		331,350

Construction Materials–0.14%
#Cemex 144A 7.75% 4/16/26	200,000	222,000
#Union Andina De Cementos 144A 5.875% 10/30/21	150,000	155,625

		377,625

Consumer Finance–0.62%
#Daimler Finance North America 144A 2.20% 10/30/21	150,000	146,682
Ford Motor 4.346% 12/8/26	85,000	86,061
Ford Motor Credit 3.096% 5/4/23	200,000	193,418
General Motors Financial 3.45% 4/10/22	235,000	232,677

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
General Motors Financial (continued) 3.70% 5/9/23		135,000	$133,024
4.00% 10/6/26		380,000	366,105
5.25% 3/1/26		80,000	84,189
Hyundai Capital America #144A 2.125% 10/2/17		155,000	155,321
#144A 3.00% 3/18/21		110,000	109,991
Toyota Motor Credit 2.80% 7/13/22		155,000	156,495

			1,663,963

Containers & Packaging–0.19%
Ball 5.25% 7/1/25		140,000	146,825
#CCL Industries 144A 3.25% 10/1/26		125,000	119,355
#Crown Americas 144A 4.25% 9/30/26		70,000	66,063
#Owens-Brockway Glass Container 144A 5.875% 8/15/23		165,000	172,322

			504,565

Diversified Financial Services–1.25%
AerCap Ireland Capital 3.95% 2/1/22		450,000	455,063
Air Lease 3.00% 9/15/23		185,000	177,011
Berkshire Hathaway 2.75% 3/15/23		110,000	109,680
#•Credit Suisse Group 144A 6.25% 12/29/49		600,000	585,720
Credit Suisse Group Funding Guernsey 4.55% 4/17/26		730,000	759,594
•E*TRADE Financial 5.875% 12/29/49		210,000	209,317
Lazard Group 3.625% 3/1/27		120,000	113,953
Mastercard 3.80% 11/21/46		35,000	34,398
National Rural Utilities Cooperative Finance 2.70% 2/15/23		220,000	218,769
•4.75% 4/30/43		275,000	277,193
•5.25% 4/20/46		80,000	83,490
#Peachtree Corners Funding Trust 144A 3.976% 2/15/25		240,000	234,572
#SUAM Finance 144A 4.875% 4/17/24		100,000	101,500

			3,360,260

Diversified Telecommunication Services–1.08%
AT&T 4.35% 6/15/45		135,000	120,755
4.50% 3/9/48		495,000	446,563
Bell Canada 3.35% 3/22/23	CAD	53,000	41,053
CenturyLink 5.80% 3/15/22		185,000	189,788

LVIP Delaware Foundation® Conservative Allocation Fund–21

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
CenturyLink (continued) 6.75% 12/1/23	360,000	$369,450
#Digicel 144A 6.00% 4/15/21	200,000	181,894
Frontier Communications 8.875% 9/15/20	70,000	74,813
#GTP Acquisition Partners I 144A 2.35% 6/15/20	100,000	97,454
SBA Tower Trust #144A 2.24% 4/16/18	180,000	180,393
#144A 2.898% 10/15/19	90,000	90,683
Verizon Communications 4.125% 8/15/46	680,000	617,933
4.862% 8/21/46	80,000	81,383
#Virgin Media Secured Finance 144A 5.25% 1/15/26	200,000	198,250
#Wind Acquisition Finance 144A 7.375% 4/23/21	200,000	208,500

		2,898,912

Electric Utilities–3.53%
#AES Andres 144A 7.95% 5/11/26	200,000	207,094
Appalachian Power 4.45% 6/1/45	105,000	107,716
Berkshire Hathaway Energy 3.75% 11/15/23	310,000	324,643
Black Hills 3.15% 1/15/27	90,000	86,308
3.95% 1/15/26	60,000	61,377
ComEd Financing III 6.35% 3/15/33	220,000	226,908
Commonwealth Edison 4.35% 11/15/45	180,000	188,715
Consumers Energy 3.25% 8/15/46	190,000	168,193
4.10% 11/15/45	50,000	51,728
Dominion Resources 3.90% 10/1/25	360,000	368,201
DTE Energy 2.85% 10/1/26	160,000	148,952
3.30% 6/15/22	180,000	183,324
Duke Energy 2.65% 9/1/26	40,000	37,411
4.80% 12/15/45	130,000	137,951
Duke Energy Carolinas 3.875% 3/15/46	70,000	68,652
•Emera 6.75% 6/15/76	285,000	306,375
#Emera US Finance 144A 4.75% 6/15/46	375,000	379,656
#•Enel 144A 8.75% 9/24/73	390,000	444,600
Enel Americas 4.00% 10/25/26	120,000	114,712
#Enel Finance International 144A 6.00% 10/7/39	105,000	117,684

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Entergy 2.95% 9/1/26	35,000	$32,808
4.00% 7/15/22	440,000	460,652
Entergy Louisiana 4.95% 1/15/45	50,000	51,375
Entergy Mississippi 2.85% 6/1/28	155,000	147,394
Exelon 3.95% 6/15/25	145,000	149,325
#Fortis 144A 3.055% 10/4/26	370,000	346,771
Great Plains Energy 4.85% 6/1/21	95,000	101,303
Indiana Michigan Power 3.20% 3/15/23	125,000	126,370
4.55% 3/15/46	55,000	57,276
IPALCO Enterprises 5.00% 5/1/18	175,000	181,563
ITC Holdings 3.25% 6/30/26	165,000	160,612
Kansas City Power & Light 3.65% 8/15/25	275,000	275,824
LG&E & KU Energy 4.375% 10/1/21	395,000	420,810
#Massachusetts Electric 144A 4.004% 8/15/46	390,000	375,398
#Metropolitan Edison 144A 4.00% 4/15/25	125,000	126,064
MidAmerican Energy 4.25% 5/1/46	200,000	206,503
#New York State Electric & Gas 144A 3.25% 12/1/26	190,000	189,412
NextEra Energy Capital Holdings 3.625% 6/15/23	195,000	198,533
NV Energy 6.25% 11/15/20	195,000	221,331
Pennsylvania Electric 5.20% 4/1/20	220,000	235,773
Public Service of New Hampshire 3.50% 11/1/23	160,000	163,240
Public Service of Oklahoma 5.15% 12/1/19	165,000	177,548
Southern 2.75% 6/15/20	240,000	242,250
3.25% 7/1/26	295,000	287,683
4.40% 7/1/46	205,000	203,600
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	90,000	91,332
#Trinidad Generation 144A 5.25% 11/4/27	200,000	194,956
Wisconsin Electric Power 4.30% 12/15/45	105,000	108,760
Xcel Energy 3.30% 6/1/25	210,000	210,421

		9,475,087

LVIP Delaware Foundation® Conservative Allocation Fund–22

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components–0.16%
Analog Devices 2.50% 12/5/21	30,000	$29,759
3.50% 12/5/26	140,000	138,993
#NXP 144A 4.625% 6/1/23	250,000	263,125

		431,877

Equity Real Estate Investment Trusts–1.38%
Alexandria Real Estate Equities 3.95% 1/15/27	60,000	59,857
American Tower 2.80% 6/1/20	35,000	35,046
4.00% 6/1/25	220,000	220,943
4.40% 2/15/26	125,000	127,965
#American Tower Trust I 144A 3.07% 3/15/23	245,000	243,249
AvalonBay Communities 2.95% 5/11/26	255,000	243,719
Communications Sales & Leasing 8.25% 10/15/23	110,000	117,150
Corporate Office Properties 3.60% 5/15/23	175,000	168,628
5.25% 2/15/24	180,000	187,799
Crown Castle International 5.25% 1/15/23	165,000	178,200
CubeSmart 3.125% 9/1/26	175,000	165,265
DDR 7.50% 4/1/17	110,000	111,522
7.875% 9/1/20	190,000	221,438
Education Realty Operating Partnership 4.60% 12/1/24	185,000	184,704
GEO Group 5.125% 4/1/23	50,000	48,250
Hospitality Properties Trust 4.50% 3/15/25	180,000	175,751
Host Hotels & Resorts 3.75% 10/15/23	45,000	44,243
4.50% 2/1/26	150,000	152,198
#Iron Mountain US Holdings 144A 5.375% 6/1/26	85,000	82,663
Kite Realty Group 4.00% 10/1/26	60,000	57,527
Lifestorage 3.50% 7/1/26	130,000	125,020
#MGM Growth Properties Operating Partnership 144A 4.50% 9/1/26	140,000	135,100
#PLA Administradora Industrial S de RL 144A 5.25% 11/10/22	200,000	192,500
#Trust F 144A 5.25% 1/30/26	200,000	192,500
UDR 4.00% 10/1/25	55,000	56,399
WP Carey 4.60% 4/1/24	160,000	162,397

		3,690,033

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing–0.69%
#Albertsons 144A 5.75% 3/15/25	210,000	$208,425
#Cencosud 144A 5.15% 2/12/25	200,000	202,478
CVS Health 2.125% 6/1/21	60,000	58,894
3.875% 7/20/25	67,000	69,239
KFC Holding #144A 5.00% 6/1/24	64,000	65,520
#144A 5.25% 6/1/26	60,000	61,050
Sysco 3.30% 7/15/26	530,000	521,159
Walgreens Boots Alliance 3.10% 6/1/23	460,000	457,619
3.45% 6/1/26	215,000	211,464

		1,855,848

Food Products–0.39%
#Aramark Services 144A 5.125% 1/15/24	190,000	196,413
#Arcor SAIC 144A 6.00% 7/6/23	100,000	104,500
#BRF 144A 4.35% 9/29/26	200,000	185,500
#JBS USA Finance 144A 5.75% 6/15/25	35,000	35,613
Lamb Weston Holdings #144A 4.625% 11/1/24	65,000	65,325
#144A 4.875% 11/1/26	80,000	79,350
#Post Holdings 144A 5.00% 8/15/26	190,000	182,400
#Sigma Alimentos 144A 4.125% 5/2/26	200,000	190,500

		1,039,601

Gas Utilities–0.27%
AmeriGas Partners 5.50% 5/20/25	205,000	207,819
5.875% 8/20/26	85,000	86,700
Dominion Gas Holdings 4.60% 12/15/44	115,000	114,869
#KeySpan Gas East 144A 2.742% 8/15/26	200,000	190,105
Southern Co. Gas Capital 3.25% 6/15/26	125,000	122,220
3.95% 10/1/46	5,000	4,646

		726,359

Health Care Equipment & Supplies–0.39%
Abbott Laboratories 4.90% 11/30/46	330,000	340,022
#Hill-Rom Holdings 144A 5.75% 9/1/23	190,000	197,125
Thermo Fisher Scientific 3.00% 4/15/23	365,000	359,255

LVIP Delaware Foundation® Conservative Allocation Fund–23

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings 3.375% 11/30/21	140,000	$141,503

		1,037,905

Health Care Providers & Services–0.26%
DaVita 5.00% 5/1/25	210,000	207,113
HCA 5.375% 2/1/25	190,000	190,713
HealthSouth 5.125% 3/15/23	50,000	49,750
5.75% 9/15/25	80,000	80,000
#Highmark 144A 6.125% 5/15/41	10,000	9,282
New York and Presbyterian Hospital 4.063% 8/1/56	140,000	131,360
#Universal Health Services 144A 5.00% 6/1/26	40,000	39,200

		707,418

Hotels, Restaurants & Leisure–0.30%
#Boyd Gaming 144A 6.375% 4/1/26	250,000	270,500
Marriott International 3.125% 6/15/26	220,000	208,657
3.75% 3/15/25	150,000	149,901
4.50% 10/1/34	35,000	34,379
MGM Resorts International 4.625% 9/1/26	155,000	149,963

		813,400

Household Durables–0.13%
Lennar 4.875% 12/15/23	175,000	174,125
Pultegroup 5.00% 1/15/27	175,000	166,906

		341,031

Household Products–0.17%
#ACCO Brands 144A 5.25% 12/15/24	80,000	80,750
#Scotts Miracle-Gro 144A 5.25% 12/15/26	215,000	215,537
Tempur Sealy International 5.50% 6/15/26	160,000	161,200

		457,487

Independent Power & Renewable Electricity Producers–0.20%
#AES Gener 144A 5.00% 7/14/25	200,000	198,879
Calpine #144A 5.25% 6/1/26	80,000	79,200
5.375% 1/15/23	125,000	122,813
Dynegy 7.625% 11/1/24	155,000	143,763

		544,655

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Independent Power Producers & Energy Traders–0.08%
#Perusahaan Listrik Negara 144A 5.50% 11/22/21		210,000	$225,750

			225,750

Industrial Conglomerates–0.29%
General Electric 2.10% 12/11/19		235,000	236,821
4.25% 1/17/18	NZD	175,000	122,996
5.55% 5/4/20		150,000	165,964
6.00% 8/7/19		234,000	258,632

			784,413

Insurance–0.77%
Allstate 3.28% 12/15/26		135,000	135,728
•MetLife 5.25% 12/29/49		190,000	192,850
#MetLife Capital Trust X 144A 9.25% 4/8/38		400,000	545,000
#Principal Life Global Funding II 144A 3.00% 4/18/26		140,000	136,253
•Prudential Financial 5.375% 5/15/45		140,000	143,500
TIAA Asset Management Finance #144A 2.95% 11/1/19		160,000	162,872
#144A 4.125% 11/1/24		335,000	338,924
#USI 144A 7.75% 1/15/21		40,000	40,825
XLIT 4.45% 3/31/25		110,000	109,259
5.50% 3/31/45		160,000	152,347
•6.50% 10/29/49		120,000	93,900

			2,051,458

Internet Software & Services–0.13%
#Tencent Holdings 144A 3.375% 5/2/19		200,000	204,629
Zayo Group 6.00% 4/1/23		135,000	141,075

			345,704

IT Services–0.29%
Fidelity National Information Services 3.00% 8/15/26		115,000	108,199
5.00% 10/15/25		275,000	300,036
First Data #144A 5.75% 1/15/24		155,000	160,523
#144A 7.00% 12/1/23		192,000	204,960

			773,718

Machinery–0.36%
Crane 2.75% 12/15/18		35,000	35,454
4.45% 12/15/23		245,000	253,791
Parker-Hannifin 3.30% 11/21/24		15,000	15,206
Roper Technologies 2.80% 12/15/21		105,000	105,070

LVIP Delaware Foundation® Conservative Allocation Fund–24

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Roper Technologies (continued) 3.80% 12/15/26	90,000	$90,877
#Siemens Financierings-maatschappij 144A 1.70% 9/15/21	480,000	461,443

		961,841

Media–1.98%
21st Century Fox America 4.95% 10/15/45	235,000	242,437
#Cablevision 144A 6.50% 6/15/21	160,000	163,000
CC Holdings GS V 3.849% 4/15/23	175,000	178,087
#CCO Holdings 144A 5.125% 5/1/23	205,000	211,663
Charter Communications Operating 4.908% 7/23/25	300,000	316,719
#Columbus Cable Barbados 144A 7.375% 3/30/21	290,000	309,688
#CSC Holdings 144A 5.50% 4/15/27	200,000	203,000
DISH DBS 7.75% 7/1/26	95,000	107,350
GLP Capital 5.375% 4/15/26	200,000	209,080
#Gray Television 144A 5.125% 10/15/24	90,000	87,300
Lamar Media 5.75% 2/1/26	90,000	95,063
#Midcontinent Communications 144A 6.875% 8/15/23	165,000	176,550
#Myriad International Holdings 144A 5.50% 7/21/25	200,000	202,116
#Nexstar Escrow 144A 5.625% 8/1/24	165,000	164,175
#SFR Group 144A 6.00% 5/15/22	200,000	206,000
#Sinclair Television Group 144A 5.125% 2/15/27	190,000	181,450
#Sirius XM Radio 144A 5.375% 7/15/26	255,000	249,900
#Sky 144A 3.75% 9/16/24	260,000	261,258
Time Warner 3.80% 2/15/27	275,000	274,008
Time Warner Cable 7.30% 7/1/38	500,000	616,895
Tribune Media 5.875% 7/15/22	250,000	255,313
#Unitymedia 144A 6.125% 1/15/25	200,000	206,500
Viacom 3.45% 10/4/26	125,000	115,759
#VTR Finance 144A 6.875% 1/15/24	200,000	207,000
WPP Finance 2010 5.625% 11/15/43	65,000	69,933

		5,310,244

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining–0.48%
ArcelorMittal 6.125% 6/1/25		130,000	$143,000
BHP Billiton Finance 3.00% 3/30/20	AUD	20,000	14,314
#•BHP Billiton Finance USA 144A 6.25% 10/19/75		200,000	217,340
#Cia Brasileira de Aluminio 144A 6.75% 4/5/21		120,000	125,700
#Freeport-McMoRan 144A 6.50% 11/15/20		100,000	103,250
#Lundin Mining 144A 7.50% 11/1/20		55,000	58,781
#MMC Norilsk Nickel OJSC via MMC Finance 144A 6.625% 10/14/22		200,000	223,400
Southern Copper 5.875% 4/23/45		130,000	128,234
#Steel Dynamics 144A 5.00% 12/15/26		170,000	169,787
#Teck Resources 144A 8.00% 6/1/21		95,000	104,737

			1,288,543

Multi-Utilities–0.58%
Ameren Illinois 9.75% 11/15/18		1,087,000	1,242,812
CenterPoint Energy 5.95% 2/1/17		10,000	10,034
CMS Energy 6.25% 2/1/20		215,000	237,990
Louisville Gas & Electric 4.375% 10/1/45		50,000	52,676

			1,543,512

Oil, Gas & Consumable Fuels–3.16%
Anadarko Petroleum 6.60% 3/15/46		380,000	470,357
#Antero Resources 144A 5.00% 3/1/25		295,000	289,988
BP Capital Markets 3.216% 11/28/23		135,000	136,472
3.561% 11/1/21		75,000	78,342
3.723% 11/28/28		130,000	132,277
Buckeye Partners 3.95% 12/1/26		150,000	146,277
CNOOC Finance 2015 Australia 2.625% 5/5/20		200,000	199,512
ConocoPhillips 4.95% 3/15/26		360,000	398,166
Ecopetrol 5.875% 9/18/23		150,000	159,150
7.375% 9/18/43		80,000	81,400
#Empresa Nacional del Petroleo 144A 4.75% 12/6/21		165,000	170,780
Enbridge 4.25% 12/1/26		90,000	92,332

LVIP Delaware Foundation® Conservative Allocation Fund–25

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge (continued) •6.00% 1/15/77	155,000	$155,000
Energy Transfer Equity 7.50% 10/15/20	145,000	162,400
Energy Transfer Partners 6.125% 12/15/45	220,000	234,878
9.70% 3/15/19	238,000	273,310
EnLink Midstream Partners 4.85% 7/15/26	95,000	96,007
•Enterprise Products Operating 7.034% 1/15/68	40,000	41,041
Genesis Energy 6.75% 8/1/22	130,000	135,720
Murphy Oil USA 6.00% 8/15/23	285,000	298,537
#Nabors Industries 144A 5.50% 1/15/23	121,000	126,294
Newfield Exploration 5.75% 1/30/22	90,000	95,287
Noble Energy 5.05% 11/15/44	150,000	150,999
#Pertamina Persero 144A 5.625% 5/20/43	200,000	185,016
Petrobras Global Finance 6.25% 3/17/24	80,000	76,936
7.875% 3/15/19	85,000	91,319
8.375% 5/23/21	90,000	97,200
8.75% 5/23/26	15,000	16,219
Petroleos Mexicanos #•144A 4.607% 3/11/22	50,000	51,625
#144A 6.50% 3/13/27	285,000	294,334
6.625% 6/15/35	170,000	168,300
#Petronas Global Sukuk 144A 2.707% 3/18/20	220,000	220,000
Plains All American Pipeline 4.50% 12/15/26	65,000	66,068
8.75% 5/1/19	435,000	495,492
Regency Energy Partners 5.00% 10/1/22	155,000	164,451
Shell International Finance 2.875% 5/10/26	120,000	116,156
3.75% 9/12/46	245,000	226,020
4.00% 5/10/46	105,000	100,662
Southwestern Energy 6.70% 1/23/25	200,000	205,500
Targa Resources Partners #144A 5.125% 2/1/25	85,000	84,681
#144A 5.375% 2/1/27	95,000	94,525
#Tengizchevroil Finance Co. International 144A 4.00% 8/15/26	200,000	188,475
Tesoro Logistics 5.25% 1/15/25	160,000	164,000
•Transcanada Trust 5.875% 8/15/76	170,000	177,225

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#Transocean Proteus 144A 6.25% 12/1/24	65,000	$65,935
Williams Partners 7.25% 2/1/17	340,000	341,335
#Woodside Finance 144A 8.75% 3/1/19	380,000	429,030
YPF #144A 8.50% 3/23/21	50,000	53,755
#144A 8.50% 7/28/25	25,000	25,413
#•144A 26.333% 7/7/20	125,000	143,125

		8,467,323

Paper & Forest Products–0.49%
Georgia-Pacific 8.00% 1/15/24	520,000	664,638
International Paper 4.40% 8/15/47	330,000	313,130
5.15% 5/15/46	190,000	198,902
#Suzano Trading 144A 5.875% 1/23/21	120,000	124,584

		1,301,254

Pharmaceuticals–0.63%
AbbVie 3.20% 5/14/26	200,000	190,665
#Mallinckrodt International Finance 144A 5.50% 4/15/25	215,000	193,500
#Mylan 144A 3.95% 6/15/26	375,000	351,622
Pfizer 3.00% 12/15/26	205,000	202,635
Shire Acquisitions Investments Ireland 2.40% 9/23/21	215,000	207,917
2.875% 9/23/23	205,000	195,135
Teva Pharmaceutical Finance Netherlands III 2.80% 7/21/23	380,000	360,235

		1,701,709

Road & Rail–0.30%
Burlington Northern Santa Fe 4.70% 9/1/45	360,000	394,979
CSX 2.60% 11/1/26	100,000	93,812
3.80% 11/1/46	340,000	316,570

		805,361

Software–0.16%
CDK Global 5.00% 10/15/24	140,000	136,500
Oracle 4.00% 7/15/46	105,000	100,688
#Quintiles IMS 144A 5.00% 10/15/26	200,000	201,000

		438,188

Specialty Retail–0.28%
L Brands 6.75% 7/1/36	110,000	111,925
Lowe’s 3.70% 4/15/46	270,000	252,687
Sally Holdings 5.75% 6/1/22	5,000	5,219
Starbucks 2.45% 6/15/26	110,000	105,110

LVIP Delaware Foundation® Conservative Allocation Fund–26

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Specialty Retail (continued)
Target 3.625% 4/15/46	295,000	$274,837

		749,778

Technology Hardware, Storage & Peripherals–0.27%
Apple 3.45% 2/9/45	50,000	44,246
3.85% 8/4/46	145,000	139,291
#Samsung Electronics America 144A 1.75% 4/10/17	415,000	415,203
#Western Digital 144A 7.375% 4/1/23	110,000	121,275

		720,015

Textiles, Apparel & Luxury Goods–0.22%
#Hanesbrands 144A 4.875% 5/15/26	275,000	270,187
#INVISTA Finance 144A 4.25% 10/15/19	215,000	214,225
Levi Strauss 5.00% 5/1/25	110,000	110,550

		594,962

Tobacco–0.16%
Altria Group 3.875% 9/16/46	230,000	213,171
Reynolds American 4.00% 6/12/22	25,000	26,180
4.45% 6/12/25	180,000	190,373

		429,724

Trading Companies & Distributors–0.17%
#ERAC USA Finance 144A 3.30% 12/1/26	265,000	254,803
#HD Supply 144A 5.75% 4/15/24	200,000	211,640

		466,443

Wireless Telecommunication Services–0.92%
#Crown Castle Towers 144A 4.883% 8/15/20	900,000	959,211
Deutsche Telekom International Finance #144A 1.95% 9/19/21	315,000	303,866
#144A 2.485% 9/19/23	390,000	373,095
#Millicom International Cellular 144A 6.00% 3/15/25	200,000	197,250
Sprint Communications #144A 7.00% 3/1/20	115,000	125,063
#144A 9.00% 11/15/18	100,000	110,500
T-Mobile USA 6.125% 1/15/22	185,000	195,637
#VimpelCom Holdings 144A 5.95% 2/13/23	200,000	208,500

		2,473,122

Total Corporate Bonds (Cost $90,399,053)		90,718,354

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS–0.64%
Bay Area Toll Authority (Build America Bonds) Series S3 6.907% 10/1/50	185,000	$260,800
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	120,000	177,678
Commonwealth of Massachusetts Series C 5.00% 10/1/25	95,000	114,780
New Jersey Turnpike Authority (Build America Bonds) Series A 7.102% 1/1/41	100,000	140,015
(Build America Bonds) Series F 7.414% 1/1/40	50,000	72,259
New York, New York Series C 5.00% 8/1/26	35,000	41,718
Series C 5.00% 8/1/27	35,000	41,407
Oregon State Taxable Pension 5.892% 6/1/27	485,000	588,935
South Carolina Public Service Authority Series D 4.77% 12/1/45	60,000	61,815
Texas Water Development Board Water Implementation Revenue 5.00% 10/15/46	140,000	159,872
Series A 5.00% 10/15/45	50,000	56,511

Total Municipal Bonds (Cost $1,688,215)		1,715,790

NON-AGENCY ASSET-BACKED SECURITIES–2.62%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	66,124	67,298
Ally Master Owner Trust Series 2012-5 A 1.54% 9/15/19	150,000	150,213
Series 2014-4 A2 1.43% 6/17/19	280,000	280,165
#•Avery Point III CLO Series 2013-3A A 144A 2.282% 1/18/25	250,000	249,874
Avis Budget Rental Car Funding AESOP #Series 2013-1A A 144A 1.92% 9/20/19	190,000	189,045
#Series 2014-1A A 144A 2.46% 7/20/20	240,000	239,422
BA Credit Card Trust •Series 2014-A2 A 0.974% 9/16/19	120,000	120,024
•Series 2014-A3 A 0.994% 1/15/20	155,000	155,108
#•Benefit Street Partners CLO IV Series 2014-IVA A1R 144A 2.233% 1/20/29	500,000	499,750

LVIP Delaware Foundation® Conservative Allocation Fund–27

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Carlyle Global Market Strategies CLO Series 2014-2A A 144A 2.376% 5/15/25	250,000	$250,015
#•Cedar Funding III CLO Series 2014-3A A1 144A 2.441% 5/20/26	250,000	250,851
#•Cedar Funding VI CLO Series 2016-6A A1 144A 2.344% 10/20/28	250,000	250,190
#•Cent CLO 21 Series 2014-21A A1B 144A 2.276% 7/27/26	250,000	249,873
•Chase Issuance Trust Series 2007-C1 C1 1.164% 4/15/19	120,000	119,990
•CNH Equipment Trust Series 2016-B A2B 1.104% 10/15/19	35,000	35,045
•Discover Card Execution Note Trust Series 2014-A1 A1 1.134% 7/15/21	200,000	200,746
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	126,943	126,958
#Ford Credit Auto Owner Trust Series 2016-2 A 144A 2.03% 12/15/27	325,000	319,631
#•Golden Credit Card Trust Series 2014-2A A 144A 1.154% 3/15/21	100,000	100,114
#HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44	243,525	215,585
Honda Auto Receivables Owner Trust Series 2015-3 A3 1.27% 4/18/19	125,000	124,960
#•Magnetite IX Series 2014-9A A1 144A 2.302% 7/25/26	485,000	485,200
•Mercedes-Benz Auto Lease Trust Series 2016-A A2B 1.264% 7/16/18	89,436	89,542
#•Mercedes-Benz Master Owner Trust Series 2016-AA A 144A 1.284% 5/15/20	135,000	135,432
#•Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 144A 2.106% 9/27/21	90,000	90,241
#•Neuberger Berman CLO XIX Series 2015-19A A1 144A 2.30% 7/15/27	250,000	249,874
#•Neuberger Berman CLO XVII Series 2014-17A A 144A 2.346% 8/4/25	250,000	250,907
#•Penarth Master Issuer Series 2015-1A A1 144A 1.136% 3/18/19	150,000	149,966

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•PFS Financing Series 2015-AA A 144A 1.324% 4/15/20	100,000	$99,795
#Porsche Innovative Lease Owner Trust Series 2015-1 A3 144A 1.19% 7/23/18	133,243	133,260
#•Shackleton V CLO Series 2014-5A A 144A 2.381% 5/7/26	250,000	250,081
Synchrony Credit Card Master Note Trust Series 2012-6 A 1.36% 8/17/20	155,000	155,086
Series 2015-2 A 1.60% 4/15/21	135,000	135,114
#•Venture CDO Series 2016-25A A1 144A 2.49% 4/20/29	100,000	99,950
#•Venture XXIV CLO Series 2016-24A A1D 144A 2.24% 10/20/28	205,000	205,187
#Verizon Owner Trust Series 2016-2A A 144A 1.68% 5/20/21	115,000	114,537
•Wells Fargo Dealer Floorplan Master Note Trust Series 2014-2 A 1.189% 10/20/19	200,000	200,043

Total Non-Agency Asset-Backed Securities (Cost $7,072,663)		7,039,072

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.07%
Bank of America Alternative Loan Trust Series 2005-6 7A1 5.50% 7/25/20	5,648	5,439
fCiticorp Residential Mortgage Securities Series 2006-3 A5 5.836% 11/25/36	400,000	409,958
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	78,051	77,786
JPMorgan Mortgage Trust Series 2006-S1 1A1 6.00% 4/25/36	97,011	99,198
#•Series 2014-2 B1 144A 3.431% 6/25/29	81,292	80,414
#•Series 2014-2 B2 144A 3.431% 6/25/29	81,292	79,549
#•Series 2014-IVR6 2A4 144A 2.50% 7/25/44	100,000	98,485
#•Series 2015-1 B1 144A 2.64% 12/25/44	197,041	195,103
#•Series 2015-4 B1 144A 3.629% 6/25/45	96,870	94,103
#•Series 2015-4 B2 144A 3.629% 6/25/45	96,870	92,469
#•Series 2015-5 B2 144A 2.896% 5/25/45	98,103	92,394
#•Series 2015-6 B1 144A 3.631% 10/25/45	96,954	95,600

LVIP Delaware Foundation® Conservative Allocation Fund–28

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Mortgage Trust (continued) #•Series 2015-6 B2 144A 3.631% 10/25/45	96,954	$94,186
#•Series 2016-4 B1 144A 3.914% 10/25/46	99,795	101,172
#•Series 2016-4 B2 144A 3.914% 10/25/46	99,795	96,408
New Residential Mortgage Loan Trust #•Series 2015-2A A1 144A 3.75% 8/25/55	118,969	122,838
#•Series 2016-4A A1 144A 3.75% 11/25/56	97,708	100,665
Sequoia Mortgage Trust #•Series 2013-11 B1 144A 3.666% 9/25/43	92,668	92,941
#•Series 2014-2 A4 144A 3.50% 7/25/44	79,853	79,685
#•Series 2015-1 B2 144A 3.881% 1/25/45	66,946	66,178
◆Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34	44,431	45,397
Towd Point Mortgage Trust #•Series 2015-5 A1B 144A 2.75% 5/25/55	112,551	112,824
#•Series 2015-6 A1B 144A 2.75% 4/25/55	116,231	116,302
#•Series 2016-1 A1B 144A 2.75% 2/25/55	82,694	82,889
#•Series 2016-2 A1 144A 3.00% 8/25/55	87,162	87,619
#•Series 2016-3 A1 144A 2.25% 8/25/55	101,507	100,690
Wells Fargo Mortgage Backed Securities Trust Series 2006-2 3A1 5.75% 3/25/36	49,635	50,090
#•WinWater Mortgage Loan Trust Series 2015-3 B1 144A 3.91% 3/20/45	96,503	95,960

Total Non-Agency Collateralized Mortgage Obligations (Cost $2,805,641)		2,866,342

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES– 3.43%
•Banc of America Commercial Mortgage Trust Series 2007-4 AM 5.814% 2/10/51	130,000	132,393
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PWR18 A4 5.70% 6/11/50	86,002	87,847

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Mortgage Trust Series 2016-CD2 A3 3.248% 11/10/49	115,000	$115,973
•Series 2016-CD2 A4 3.526% 11/10/49	105,000	107,956
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	225,000	232,457
Citigroup Commercial Mortgage Trust •Series 2007-C6 AM 5.711% 12/10/49	100,000	101,434
Series 2014-GC25 A4 3.635% 10/10/47	195,000	201,918
Series 2015-GC27 A5 3.137% 2/10/48	215,000	214,666
Series 2016-P3 A4 3.329% 4/15/49	145,000	145,662
Series 2016-P5 A4 2.941% 10/10/49	130,000	126,068
COMM Mortgage Trust #Series 2013-CR6 AM 144A 3.147% 3/10/46	145,000	144,933
Series 2014-CR19 A5 3.796% 8/10/47	100,000	104,772
Series 2014-CR20 AM 3.938% 11/10/47	340,000	351,580
#Series 2015-3BP A 144A 3.178% 2/10/35	400,000	399,927
Series 2015-CR23 A4 3.497% 5/10/48	80,000	81,958
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	54,575	54,556
DB-JPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	250,000	252,361
Series 2016-C3 A5 2.89% 9/10/49	160,000	155,983
DB-UBS Mortgage Trust #Series 2011-LC1A A3 144A 5.002% 11/10/46	155,000	168,162
#•Series 2011-LC1A C 144A 5.685% 11/10/46	200,000	220,721
GRACE Mortgage Trust #Series 2014-GRCE A 144A 3.369% 6/10/28	1,190,000	1,234,525
#Series 2014-GRCE B 144A 3.52% 6/10/28	200,000	206,210

LVIP Delaware Foundation® Conservative Allocation Fund–29

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust Series 2014-GC24 A5 3.931% 9/10/47	235,000	$248,041
Series 2015-GC32 A4 3.764% 7/10/48	105,000	109,683
#Houston Galleria Mall Trust Series 2015-HGLR A1A2 144A 3.087% 3/5/37	160,000	156,364
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	340,000	353,294
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	275,000	273,875
JPMorgan Chase Commercial Mortgage Securities Trust •Series 2005-CB11 E 5.524% 8/12/37	60,000	63,050
•Series 2005-LDP5 D 5.524% 12/15/44	105,000	104,796
#•Series 2011-C5 C 144A 5.408% 8/15/46	100,000	106,457
Series 2013-LC11 B 3.499% 4/15/46	130,000	131,296
Series 2015-JP1 A5 3.914% 1/15/49	130,000	137,029
Series 2016-JP2 A4 2.822% 8/15/49	180,000	174,465
•Series 2016-JP3 B 3.397% 8/15/49	60,000	58,588
#Series 2016-WIKI A 144A 2.798% 10/5/31	75,000	75,304
#Series 2016-WIKI B 144A 3.201% 10/5/31	115,000	115,749
LB-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	6,440	6,438
•Series 2006-C6 AJ 5.452% 9/15/39	177,655	159,410
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17 A5 3.741% 8/15/47	135,000	140,769
Series 2015-C23 A4 3.719% 7/15/50	440,000	456,297
Series 2015-C26 A5 3.531% 10/15/48	190,000	194,611
Series 2016-C29 A4 3.325% 5/15/49	130,000	130,240
•Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.448% 11/12/41	205,000	206,953

	Principal Amount°		Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust Series 2012-C1 A3 3.40% 5/10/45		133,392	$138,977
Wells Fargo Commercial Mortgage Trust Series 2015-NXS3 A4 3.617% 9/15/57		250,000	257,499
Series 2016-BNK1 A3 2.652% 8/15/49		205,000	195,953
WF-RBS Commercial Mortgage Trust Series 2012-C10 A3 2.875% 12/15/45		365,000	369,176

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $9,380,145)			9,206,376

ΔREGIONAL BONDS–0.43%
Argentina–0.09%
City of Buenos Aires Argentina #144A 7.50% 6/1/27		250,000	256,250

			256,250

Australia–0.03%
New South Wales Treasury 4.00% 5/20/26	AUD	41,900	32,826
Queensland Treasury #144A 2.75% 8/20/27	AUD	63,000	43,347

			76,173

Canada–0.21%
Province of British Columbia Canada 2.25% 6/2/26		285,000	271,450
Province of Manitoba Canada 2.125% 6/22/26		145,000	135,435
Province of Ontario Canada 3.45% 6/2/45	CAD	37,000	28,714
Province of Quebec Canada 6.00% 10/1/29	CAD	118,000	117,079

			552,678

Japan–0.10%
Japan Finance Organization For Municipalities #144A 2.125% 4/13/21		272,000	266,207

			266,207

Total Regional Bonds (Cost $1,214,640)			1,151,308

«SENIOR SECURED LOANS–6.20%
Accudyne Industries (Hamilton Sundstrand Industrial) 1st Lien 4.00% 12/13/19		180,000	170,646
Air Medical Group Holdings Tranche B 1st Lien 4.25% 4/28/22		613,443	613,538

LVIP Delaware Foundation® Conservative Allocation Fund–30

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Amaya Holdings 1st Lien 5.00% 8/1/21	440,000	$442,537
American Airlines 1st Lien 3.25% 12/15/23	415,000	417,749
Applied Systems 1st Lien 4.00% 1/23/21	425,000	429,781
Applied Systems 2nd Lien 7.50% 1/23/22	165,000	167,104
Aramark Tranche E 3.338% 9/7/19	175,423	177,425
Avago Technologies Cayman Finance Tranche B3 1st Lien 3.704% 2/1/23	121,145	123,061
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	165,000	167,303
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	263,613	266,538
Blue Ribbon (Pabst) 1st Lien 5.00% 11/13/21	170,000	169,363
Builders FirstSource Tranche B 1st Lien 4.75% 7/31/22	448,872	453,978
BWAY Holding 1st Lien 4.75% 9/9/23	165,000	165,753
Cable & Wireless Tranche B 1st Lien 5.50% 1/3/23	335,000	340,052
Cablevision Tranche B 1st Lien 3.876% 10/11/24	440,000	445,500
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21	329,578	332,566
Calpine Construction Finance 1st Lien 3.02% 5/3/20	220,000	220,184
Community Health Systems Tranche F 1st Lien 4.185% 12/31/18	65,091	64,183
DaVita Healthcare Partners Tranche B 1st Lien 3.52% 6/24/21	448,849	454,123
ExamWorks Group 1st Lien 4.75% 7/27/23	350,000	352,772
FCA US Tranche B 1st Lien 3.50% 5/24/17	22,778	22,870
First Data 1st Lien 3.756% 3/24/21	852,396	863,345
First Eagle Holdings Tranche B 1st Lien 4.998% 12/1/22	274,307	277,393
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19	298,803	299,943
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	274,311	279,454
Gardner Denver 1st Lien 4.25% 7/30/20	274,291	271,984
Gates Global 1st Lien 4.25% 7/6/21	160,000	160,358
HCA Tranche B6 1st Lien 4.02% 3/17/23	395,263	400,747

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Hilton Worldwide Finance Tranche B1 1st Lien 3.50% 10/26/20	38,124	$38,521
Hilton Worldwide Finance Tranche B2 1st Lien 3.256% 10/25/23	518,346	525,053
Ineos US Finance Tranche B 1st Lien 3.75% 12/15/20	129,341	130,163
inVentive Group Holdings Tranche B 1st Lien 4.75% 11/9/23	450,000	454,741
JC Penney Tranche B 1st Lien 5.25% 6/23/23	425,000	427,567
KIK Custom Products 1st Lien 6.00% 8/26/22	448,864	453,913
Kinetic Concepts 1st Lien 5.00% 11/4/20	425,000	426,904
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20	300,000	304,500
Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	351,120	354,742
Nexstar Broadcasting Tranche B 1st Lien 3.00% 9/26/23	450,000	454,570
NXP Tranche B1 1st Lien 3.405% 12/7/20	165,000	166,104
ON Semiconductor Tranche B 1st Lien 4.02% 3/31/23	413,963	419,986
PQ 1st Lien 5.25% 11/4/22	399,000	404,861
Republic of Angola (Unsecured) 7.57% 12/16/23	350,000	290,500
Scientific Games International 1st Lien 6.00% 10/18/20	165,000	167,389
Sinclair Broadcasting Tranche B2 1st Lien 3.52% 7/31/21	205,000	205,513
Sinclair Television Tranche B2 1st Lien 2.25% 1/31/24	180,000	180,225
Solera Holdings Tranche B 1st Lien 5.75% 3/3/23	158,800	161,182
TransDigm Tranche F 1st Lien 3.77% 6/9/23	373,125	377,463
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	712,363	717,197
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19	201,651	203,143
Virgin Media Bristol 1st Lien 2.75% 1/31/25	495,000	497,940
WideOpenWest Finance Tranche B 1st Lien 4.50% 8/19/23	448,875	454,324
Windstream Services Tranche B6 1st Lien 4.75% 3/30/21	275,000	277,665

Total Senior Secured Loans (Cost $16,500,990)		16,644,416

LVIP Delaware Foundation® Conservative Allocation Fund–31

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS–1.92%
Argentina–0.05%
#Argentine Republic Government International Bond 144A 7.125% 7/6/36		150,000	$143,063

			143,063

Australia–0.01%
Australia Government Bond 3.75% 4/21/37	AUD	41,000	30,699

			30,699

Bermuda–0.07%
#Bermuda Government International Bond 144A 3.717% 1/25/27		200,000	190,000

			190,000

Brazil–0.03%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/25	BRL	307,000	87,908

			87,908

Canada–0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	26,000	21,284

			21,284

Dominican Republic–0.04%
#Dominican Republic International Bond 144A 6.875% 1/29/26		100,000	104,207

			104,207

Hungary–0.08%
Hungary Government International Bond 5.75% 11/22/23		200,000	222,145

			222,145

Indonesia–0.21%
#Indonesia Government International Bond 144A 3.70% 1/8/22		200,000	200,949
Indonesia Treasury Bond 9.00% 3/15/29	IDR	4,633,000,000	363,659

			564,608

Jamaica–0.08%
Jamaica Government International Bond 8.00% 3/15/39		200,000	223,074

			223,074

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Japan–0.07%
Japan International Cooperation Agency 2.125% 10/20/26		200,000	$186,503

			186,503

Mexico–0.39%
Mexican Bonos 5.75% 3/5/26	MXN	11,964,400	512,977
8.00% 6/11/20	MXN	7,203,000	357,758
Mexico Government International Bond 4.35% 1/15/47		200,000	172,000

			1,042,735

Mongolia–0.08%
#Mongolia Government International Bond 144A 10.875% 4/6/21		200,000	210,764

			210,764

New Zealand–0.10%
New Zealand Government Bond 2.75% 4/15/25	NZD	285,000	191,058
4.50% 4/15/27	NZD	86,000	65,730

			256,788

Peru–0.07%
Peruvian Government International Bond 6.95% 8/12/31	PEN	646,000	196,674

			196,674

Poland–0.18%
Poland Government Bond 2.50% 7/25/26	PLN	1,487,000	323,454
3.25% 7/25/25	PLN	272,000	63,835
4.00% 10/25/23	PLN	371,000	92,314

			479,603

Portugal–0.01%
#Portugal Government International Bond 144A 5.125% 10/15/24		15,000	14,589

			14,589

Republic of Korea–0.07%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	224,659,910	185,901

			185,901

South Africa–0.20%
South Africa Government Bond 8.00% 1/31/30	ZAR	4,981,000	326,713

LVIP Delaware Foundation® Conservative Allocation Fund–32

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
South Africa (continued)
South Africa Government International Bond 5.875% 5/30/22		185,000	$202,115

			528,828

Sri Lanka–0.07%
#Sri Lanka Government International Bond 144A 6.125% 6/3/25		200,000	189,159

			189,159

United Kingdom–0.04%
United Kingdom Gilt 3.50% 1/22/45	GBP	56,200	93,859

			93,859

Uruguay–0.06%
Uruguay Government International Bond 5.10% 6/18/50		190,000	171,475

			171,475

Total Sovereign Bonds (Cost $5,566,885)			5,143,866

SUPRANATIONAL BANKS–0.12%
International Bank for Reconstruction & Development 3.50% 1/22/21	NZD	415,000	289,433
4.625% 10/6/21	NZD	35,000	25,499
International Finance 3.625% 5/20/20	NZD	24,000	16,864

Total Supranational Banks (Cost $324,736)			331,796

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS–1.26%
U.S. Treasury Bond 2.875% 11/15/46	315,000	$304,178
U.S. Treasury Inflation Index Notes 0.125% 4/15/19	1,671,224	1,692,551
0.125% 4/15/21	591,554	595,326
U.S. Treasury Notes 1.25% 10/31/21	105,000	101,830
1.50% 8/15/26	735,000	676,028

Total U.S. Treasury Obligations (Cost $3,387,320)		3,369,913

	Number of Shares

MONEY MARKET FUND–0.05%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	139,427	139,427

Total Money Market Fund (Cost $139,427)		139,427

	Principal Amount°

SHORT-TERM INVESTMENT–1.86%
≠Discounted Commercial Paper–1.86%
University of California 0.65% 2/3/17	5,000,000	4,996,850

Total Short-Term Investment (Cost $4,997,021)		4,996,850

TOTAL VALUE OF SECURITIES–100.08% (Cost $242,496,481)	268,457,791
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(221,993)

NET ASSETS APPLICABLE TO 19,798,673 SHARES OUTSTANDING–100.00%	$268,235,798

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $44,969,545, which represents 16.76% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

LVIP Delaware Foundation® Conservative Allocation Fund–33

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $262,802, which represents 0.10% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2016.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(275,701)	USD	205,142	1/27/17	$ 6,334
BAML	CAD	(309,648)	USD	233,242	1/27/17	2,536
BAML	EUR	486,627	USD	(522,944)	1/27/17	(9,900)
BAML	JPY	6,973,144	USD	(61,206)	1/27/17	(1,442)
BAML	NZD	(344,370)	USD	243,790	1/27/17	4,803
BNP	AUD	228,576	USD	(170,302)	1/27/17	(5,477)
BNP	BRL	670,534	USD	(197,187)	1/27/17	7,049
BNP	NOK	(1,676)	USD	201	1/27/17	7
BNP	ZAR	(2,571,678)	USD	185,437	1/27/17	(745)
HSBC	GBP	(56,009)	USD	71,367	1/27/17	2,284
JPMC	KRW	(211,964,600)	USD	180,985	1/26/17	5,427
JPMC	PLN	(238,967)	USD	56,869	1/27/17	(205)
TD	EUR	(196,721)	USD	211,677	1/27/17	4,278
TD	JPY	(6,235,213)	USD	54,688	1/27/17	1,249

						$16,198

LVIP Delaware Foundation® Conservative Allocation Fund–34

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(15)	U.S. Treasury 10 yr Notes - Interest Rate Contract	$(1,843,080)	$(1,864,219)	3/23/17	$(21,139)
24	U.S. Treasury Long Bonds - Interest Rate Contract	3,611,628	3,615,750	3/23/17	4,122

					$(17,017)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased:
HSBC	CDX.EM.26[3]	375,000	1.00%	12/20/21	$24,807	$(1,266)

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value[2]	Fixed Interest Rate Received	Floating Interest Rate Paid	Termination Date	Unrealized Appreciation (Depreciation)
CME-BAML IRS 3-Month USD
LIBOR	330,000	2.767%	0.998%	12/21/46	$(9,845)
LCH-BAML IRS 3-Month USD
LIBOR	165,000	2.716%	0.998%	12/22/46	(4,743)

					$(14,588)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

3Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia. Constituents for the index can be found at www.markit.com/Documentation.

LVIP Delaware Foundation® Conservative Allocation Fund–35

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BB–Barclays Bank

BNP–BNP Paribas

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CLO–Collateralized Loan Obligation

CME–Chicago Mercantile Exchange

DB–Deutsche Bank

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

EUR–Euro

FREMF–Freddie Mac Multifamily

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GS–Goldman Sachs

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

IRS–Interest Rate Swap

IT–Information Technology

JPM–JPMorgan

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LB–Lehman Brothers

LCH–London Clearing House

LIBOR–London InterBank Offered Rate

MXN–Mexican Peso

NOK–Norwegian Krone

NZD–New Zealand Dollar

PEN–Peruvian Nuevo Sol

PLN–Polish Zloty

RBS–Royal Bank of Scotland

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

TD–Toronto Dominion Bank

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–36

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments, at value	$268,457,791
Cash	31,598
Receivable for securities sold	12,240,228
Dividends and interest receivable	1,452,067
Foreign currencies, at value	383,833
Cash collateral held at broker for futures contracts	129,856
Cash collateral held at broker for swap contracts	67,055
Unrealized appreciation on foreign currency exchange contracts	33,967
Foreign tax reclaims receivable	31,901
Upfront payment paid on credit default swap contracts	24,807
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	10,676
Receivable for fund shares sold	7,586
Foreign currencies collateral held at broker for futures contracts, at value	4

TOTAL ASSETS	282,871,369

LIABILITIES:
Payable for securities purchased	14,149,032
Payable for fund shares redeemed	180,575
Due to manager and affiliates	156,679
Other accrued expenses payable	97,995
Unrealized depreciation on foreign currency exchange contracts	17,769
Net unrealized depreciation on futures contracts	17,017
Unrealized depreciation on interest rate swap contracts	14,588
Unrealized depreciation on credit default swap contracts	1,266
Deferred capital gains taxes payable	377
Annual protection payments on credit default swap contracts	273

TOTAL LIABILITIES	14,635,571

TOTAL NET ASSETS	$268,235,798

Investments, at cost	$242,496,481
Foreign currencies, at cost	390,121
Foreign currencies collateral held at broker for futures contracts, at cost	4

Standard Class:
Net Assets	$226,618,429
Shares Outstanding	16,726,824
Net Asset Value Per Share	$13.548

Service Class:
Net Assets	$41,617,369
Shares Outstanding	3,071,849
Net Asset Value Per Share	$13.548

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$239,713,650
Distributions in excess of net investment income	(144,799)
Accumulated net realized gain on investments	2,733,885
Net unrealized appreciation of investments, foreign currencies and derivatives	25,933,062

TOTAL NET ASSETS	$268,235,798

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–37

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$5,792,384
Dividends	2,332,963
Foreign tax withheld	(83,122)

8,042,225

EXPENSES:
Management fees	2,109,748
Distribution fees-Service Class	107,477
Reports and statements to shareholders	99,046
Pricing fees	82,267
Professional fees	71,036
Accounting and administration expenses	69,807
Custodian fees	43,200
Trustees’ fees and expenses	7,481
Consulting fees	1,835
Other	3,514

2,595,411
Less management fees waived	(281,300)
Less expenses reimbursed	(153,146)

Total operating expenses	2,160,965

NET INVESTMENT INCOME	5,881,260

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	5,980,028
Foreign currencies	(128,608)
Foreign currency exchange contracts	(83,874)
Futures contracts	(27,197)
Options purchased	25,430
Options written	(49,591)
Swap contracts	190,344

Net realized gain	5,906,532

Net change in unrealized appreciation (depreciation) of:
Investments**	1,030,797
Foreign currencies	(6,433)
Foreign currency exchange contracts	25,580
Futures contracts	75,076
Swap contracts	(37,570)

Net change in unrealized appreciation (depreciation)	1,087,450

NET REALIZED AND UNREALIZED GAIN	6,993,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,875,242

*Includes $374 capital gains taxes paid.

**Includes $377 capital gains taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,881,260	$7,244,289
Net realized gain	5,906,532	10,605,573
Net change in unrealized appreciation (depreciation)	1,087,450	(20,221,906)

Net increase (decrease) in net assets resulting from operations	12,875,242	(2,372,044)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,736,151)	(7,040,484)
Service Class	(950,393)	(1,135,665)
Net realized gain:
Standard Class	(8,273,975)	(10,397,401)
Service Class	(1,497,334)	(1,808,044)

	(16,457,853)	(20,381,594)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,229,526	4,982,720
Service Class	2,895,282	2,505,965
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	14,010,126	17,437,885
Service Class	2,447,727	2,943,709

	26,582,661	27,870,279

Cost of shares redeemed:
Standard Class	(38,935,112)	(39,051,463)
Service Class	(7,113,771)	(5,081,368)

	(46,048,883)	(44,132,831)

Decrease in net assets derived from capital share transactions	(19,466,222)	(16,262,552)

NET DECREASE IN NET ASSETS	(23,048,833)	(39,016,190)
NET ASSETS:
Beginning of year	291,284,631	330,300,821

End of year	$268,235,798	$291,284,631

Distributions in excess of net investment income	$(144,799)	$(197,372)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–38

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14[1]	12/31/13	12/31/12

Net asset value, beginning of period	$13.751	$14.896	$15.257	$14.502	$13.436

Income (loss) from investment operations:
Net investment income[2]	0.297	0.348	0.402	0.378	0.404
Net realized and unrealized gain (loss)	0.353	(0.491)	0.342	0.963	1.020

Total from investment operations	0.650	(0.143)	0.744	1.341	1.424

Less dividends and distributions from:
Net investment income	(0.352)	(0.402)	(0.411)	(0.329)	(0.358)
Net realized gain	(0.501)	(0.600)	(0.694)	(0.257)	—

Total dividends and distributions	(0.853)	(1.002)	(1.105)	(0.586)	(0.358)

Net asset value, end of period	$13.548	$13.751	$14.896	$15.257	$14.502

Total return[3]	4.71%	(0.94% )	4.88%	9.34%	10.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$226,619	$247,317	$283,263	$299,595	$304,270
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.88%	0.87%	0.88%	0.88%
Ratio of net investment income to average net assets	2.13%	2.33%	2.58%	2.51%	2.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.97%	2.18%	2.44%	2.36%	2.70%
Portfolio turnover	161%	140%	142%	159%	142%

[1]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–39

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14[1]	12/31/13	12/31/12

Net asset value, beginning of period	$13.751	$14.895	$15.257	$14.503	$13.438

Income (loss) from investment operations:
Net investment income[2]	0.262	0.310	0.362	0.340	0.369
Net realized and unrealized gain (loss)	0.353	(0.489)	0.342	0.962	1.018

Total from investment operations	0.615	(0.179)	0.704	1.302	1.387

Less dividends and distributions from:
Net investment income	(0.317)	(0.365)	(0.372)	(0.291)	(0.322)
Net realized gain	(0.501)	(0.600)	(0.694)	(0.257)	—

Total dividends and distributions	(0.818)	(0.965)	(1.066)	(0.548)	(0.322)

Net asset value, end of period	$13.548	$13.751	$14.895	$15.257	$14.503

Total return[3]	4.45%	(1.18% )	4.61%	9.07%	10.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,617	$43,968	$47,038	$47,560	$47,088
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.13%	1.13%	1.12%	1.13%	1.13%
Ratio of net investment income to average net assets	1.88%	2.08%	2.33%	2.26%	2.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.72%	1.93%	2.19%	2.11%	2.45%
Portfolio turnover	161%	140%	142%	159%	142%

[1]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–40

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Foundation® Conservative Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement

LVIP Delaware Foundation® Conservative Allocation Fund–41

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $413 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class and 0.98% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LVIP Delaware Foundation® Conservative Allocation Fund–42

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Delaware Investments Fund Advisers (“DIFA”), a series of Delaware Management Business Trust, and Jackson Square Partners, LLP (“JSP”), are responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA and JSP a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$14,742
Legal	3,658

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $74,701 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$10,676
Management fees payable to LIAC	147,861
Distribution fees payable to LFD	8,818

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $3,277 and securities sales of $359,895.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$370,810,659
Purchases of U.S. government securities	78,176,859
Sales other than U.S. government securities	386,137,539
Sales of U.S. government securities	92,826,877

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$244,960,174

Aggregate unrealized appreciation	$35,668,670
Aggregate unrealized depreciation	(12,171,053)

Net unrealized appreciation	$23,497,617

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

LVIP Delaware Foundation® Conservative Allocation Fund–43

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$1,643,932	$—	$—	$1,643,932
Air Freight & Logistics	130,343	—	—	130,343
Airlines	69,776	—	—	69,776
Auto Components	225,820	—	—	225,820
Automobiles	104,925	—	—	104,925
Banks	2,548,961	387,572	—	2,936,533
Beverages	120,325	—	—	120,325
Biotechnology	2,116,661	—	—	2,116,661
Building Products	261,430	—	—	261,430
Capital Markets	1,996,161	—	—	1,996,161
Chemicals	1,212,501	—	—	1,212,501
Commercial Services & Supplies	954,211	—	—	954,211
Communications Equipment	792,512	—	—	792,512
Construction & Engineering	245,347	—	—	245,347
Consumer Finance	126,498	—	—	126,498
Containers & Packaging	107,277	—	—	107,277
Diversified Telecommunication Services	1,540,234	—	—	1,540,234
Electric Utilities	532,726	—	—	532,726
Electrical Equipment	93,926	—	—	93,926
Electronic Equipment, Instruments & Components	147,310	—	—	147,310
Energy Equipment & Services	884,527	—	—	884,527
Equity Real Estate Investment Trusts	9,874,220	—	—	9,874,220
Food & Staples Retailing	930,392	—	—	930,392
Food Products	1,711,166	106,744	—	1,817,910
Gas Utilities	182,480	—	—	182,480
Health Care Equipment & Supplies	1,105,540	91,035	—	1,196,575
Health Care Providers & Services	2,165,382	—	—	2,165,382
Hotels, Restaurants & Leisure	704,883	—	—	704,883
Household Durables	55,187	—	—	55,187
Household Products	280,958	—	—	280,958
Industrial Conglomerates	461,340	—	—	461,340

LVIP Delaware Foundation® Conservative Allocation Fund–44

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Insurance	$1,837,751	$207,633	$—	$2,045,384
Internet & Direct Marketing Retail	876,908	—	—	876,908
Internet Software & Services	2,403,713	—	—	2,403,713
IT Services	1,938,544	—	—	1,938,544
Leisure Products	—	95,782	—	95,782
Life Sciences Tools & Services	419,291	—	—	419,291
Machinery	388,062	406,966	—	795,028
Media	895,986	—	—	895,986
Metals & Mining	224,596	—	—	224,596
Multiline Retail	146,362	—	—	146,362
Multi-Utilities	127,389	—	—	127,389
Oil, Gas & Consumable Fuels	3,032,733	—	—	3,032,733
Paper & Forest Products	216,165	—	—	216,165
Pharmaceuticals	2,836,868	—	—	2,836,868
Professional Services	678,182	—	—	678,182
Road & Rail	359,422	—	—	359,422
Semiconductors & Semiconductor Equipment	2,340,370	—	—	2,340,370
Software	2,323,338	518,137	—	2,841,475
Specialty Retail	1,184,255	—	—	1,184,255
Technology Hardware, Storage & Peripherals	385,681	—	—	385,681
Textiles, Apparel & Luxury Goods	203,717	—	—	203,717
Thrifts & Mortgage Finance	206,642	—	—	206,642
Trading Companies & Distributors	119,394	—	—	119,394
Developed Markets
Aerospace & Defense	319,411	—	—	319,411
Air Freight & Logistics	585,058	—	—	585,058
Auto Components	663,356	—	—	663,356
Automobiles	1,129,027	—	—	1,129,027
Banks	2,521,060	—	—	2,521,060
Beverages	705,196	—	—	705,196
Biotechnology	333,019	—	—	333,019
Construction & Engineering	610,506	—	—	610,506
Diversified Telecommunication Services	604,444	—	—	604,444
Food & Staples Retailing	303,095	—	—	303,095
Food Products	382,258	—	—	382,258
Household Durables	387,182	—	—	387,182
Industrial Conglomerates	530,770	—	—	530,770
Insurance	532,375	—	—	532,375
IT Services	450,523	—	—	450,523
Life Sciences Tools & Services	101,520	—	—	101,520
Machinery	315,085	—	—	315,085
Media	182,508	—	—	182,508
Metals & Mining	564,466	—	—	564,466
Multi-Utilities	205,935	—	—	205,935
Oil, Gas & Consumable Fuels	764,698	—	—	764,698
Pharmaceuticals	1,934,183	—	—	1,934,183
Professional Services	397,257	—	—	397,257
Road & Rail	507,009	—	—	507,009
Software	348,062	—	—	348,062
Specialty Retail	366,478	—	—	366,478
Textiles, Apparel & Luxury Goods	895,988	—	—	895,988
Tobacco	503,215	—	—	503,215
Trading Companies & Distributors	816,140	—	—	816,140
Wireless Telecommunication Services	327,469	—	—	327,469

LVIP Delaware Foundation® Conservative Allocation Fund–45

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Emerging Markets
Air Freight & Logistics	$18,105	$—	$—	$18,105
Airlines	33,791	—	—	33,791
Automobiles	131,469	—	—	131,469
Banks	1,145,780	240,757	—	1,386,537
Beverages	509,689	—	—	509,689
Building Products	169,957	—	—	169,957
Chemicals	238,726	—	—	238,726
Construction Materials	297,056	—	—	297,056
Diversified Financial Services	63,304	—	—	63,304
Diversified Telecommunication Services	240,439	—	—	240,439
Electronic Equipment, Instruments & Components	198,732	—	—	198,732
Food & Staples Retailing	293,622	—	—	293,622
Food Products	291,966	294,882	—	586,848
Hotels, Restaurants & Leisure	—	57,780	—	57,780
Insurance	169,989	—	—	169,989
Internet & Direct Marketing Retail	302,078	171,435	—	473,513
Internet Software & Services	1,247,434	220,285	—	1,467,719
IT Services	87,333	—	—	87,333
Media	192,146	—	—	192,146
Metals & Mining	13,873	—	—	13,873
Multiline Retail	81,783	—	—	81,783
Oil, Gas & Consumable Fuels	1,593,500	144,165	—	1,737,665
Pharmaceuticals	126,849	—	—	126,849
Real Estate Management & Development	42,904	69,989	—	112,893
Road & Rail	6,848	—	—	6,848
Semiconductors & Semiconductor Equipment	668,669	—	—	668,669
Technology Hardware, Storage & Peripherals	798,203	—	—	798,203
Transportation Infrastructure	21,525	—	—	21,525
Wireless Telecommunication Services	1,406,138	—	—	1,406,138
Convertible Preferred Stock	405,878	38,421	—	444,299
Exchange-Traded Funds	13,720,841	—	—	13,720,841
Preferred Stock	—	1,226,016	—	1,226,016
Agency Collateralized Mortgage Obligations	—	6,939,839	—	6,939,839
Agency Commercial Mortgage-Backed Securities	—	2,217,774	—	2,217,774
Agency Mortgage-Backed Securities	—	10,065,707	—	10,065,707
Convertible Bonds	—	2,355,122	—	2,355,122
Corporate Bonds	—	90,718,354	—	90,718,354
Municipal Bonds	—	1,715,790	—	1,715,790
Non-Agency Asset-Backed Securities	—	7,039,072	—	7,039,072
Non-Agency Collateralized Mortgage Obligations	—	2,765,170	101,172	2,866,342
Non-Agency Commercial Mortgage-Backed Securities	—	9,206,376	—	9,206,376
Regional Bonds	—	1,151,308	—	1,151,308
Senior Secured Loans	—	16,353,916	290,500	16,644,416
Sovereign Bonds	—	5,143,866	—	5,143,866
Supranational Banks	—	331,796	—	331,796
U.S. Treasury Obligations	—	3,369,913	—	3,369,913
Money Market Fund	139,427	—	—	139,427
Short-Term Investments	—	4,996,850	—	4,996,850

Total	$99,417,667	$168,648,452	$391,672	$268,457,791

LVIP Delaware Foundation® Conservative Allocation Fund–46

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Foreign Currency Exchange Contracts	$—	$16,198	$—	$16,198

Futures Contracts	$(17,017)	$—	$—	$(17,017)

Swap Contracts	$—	$(15,854)	$—	$(15,854)

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$6,751,645	$8,037,112
Long-term capital gains	9,706,208	12,344,482

Total	$16,457,853	$20,381,594

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$239,713,650
Undistributed ordinary income	3,591
Undistributed long-term capital gains	5,046,863
Net unrealized appreciation	23,471,694

Net assets	$268,235,798

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, contingent payment debt instruments, mark-to-market of futures contracts and foreign currency contracts, tax treatment of market discount and premium on debt instruments, tax treatment of swap contracts and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, CDS contracts, redesignations of dividends and distributions, capital gain tax, return of capital from investments and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain on Investments
$857,857	$(857,857)

LVIP Delaware Foundation® Conservative Allocation Fund–47

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/16	Year Ended 12/31/15
Shares sold:
Standard Class	516,503	334,086
Service Class	208,236	168,987
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,016,817	1,250,522
Service Class	177,726	211,284

	1,919,282	1,964,879

Shares redeemed:
Standard Class	(2,792,174)	(2,615,384)
Service Class	(511,486)	(340,813)

	(3,303,660)	(2,956,197)

Net decrease	(1,384,378)	(991,318)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

LVIP Delaware Foundation® Conservative Allocation Fund–48

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Options Contracts–During the year ended December 31, 2016, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended December 31, 2016, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

No options contracts were outstanding at December 31, 2016.

Transactions in options written for the year ended December 31, 2016, for the Fund were as follows:

Call Options	Number of Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	(103,268)	(13,135)
Options expired	103,200	2,510
Options terminated in closing purchase transactions	68	10,625

Options outstanding at December 31, 2016	—	$—

Put Options	Number of Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	(103,200)	(968)
Options expired	103,200	968

Options outstanding at December 31, 2016	—	$—

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps-An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

LVIP Delaware Foundation® Conservative Allocation Fund–49

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2016, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities, such as an index. In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2016, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as realized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

During the year ended December 31, 2016, the Fund used CDS contracts to hedge against credit events.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and for centrally cleared swaps, by trading these instruments through a central counterparty.

Swaps Generally-The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Unrealized appreciation on foreign currency contracts	$33,967	Unrealized depreciation on foreign currency contracts	$(17,769)
Futures contracts (Interest rate contracts)	Net unrealized appreciation on futures contracts	—	Net unrealized depreciation on futures contracts	(17,017)
Swap contracts (Credit contracts)	Unrealized appreciation on credit default swap contracts	—	Unrealized depreciation on credit default swap contracts	(1,266)
Swap contracts (Interest rate contracts)	Unrealized appreciation on interest rate swap contracts	—	Unrealized depreciation on interest rate swap contracts	(14,588)

Total		$33,967		$(50,640)

LVIP Delaware Foundation® Conservative Allocation Fund–50

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(83,874)	$25,580
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(243,032)	22,268
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	215,835	52,808
Options contracts (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	3,477	—
Options contracts (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(53,068)	—
Options contracts (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	25,430	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(131,511)	(22,982)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	321,855	(14,588)

Total		$55,112	$63,086

LVIP Delaware Foundation® Conservative Allocation Fund–51

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume		Short Derivative Volume
Forward foreign currency contracts (average cost)	USD	1,068,773	USD	1,927,376
Futures contracts (average notional value)	USD	8,114,909	USD	10,503,468
Options contracts (average notional value)	USD	5,835	USD	169
CDS contracts (average notional value)*	EUR	255,714	USD	—
	USD	1,559,486	USD	158,889
Interest rate swap contracts (average notional value)	USD	1,604,722	USD	—

*Long represents buying protection and short represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Schedule of Investments.

At December 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$13,673	$(25,930)	$(12,257)
BNP Paribas	7,056	(6,222)	834
Hong Kong Shanghai Bank	2,284	(1,266)	1,018
JPMorgan Chase Bank	9,549	(21,344)	(11,795)
Toronto Dominion Bank	5,527	—	5,527

Total	$38,089	$(54,762)	$(16,673)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[a]
Bank of America Merrill Lynch	$(12,257)	$—	$—	$—	$12,257	$—
BNP Paribas	834	—	—	—	—	834
Hong Kong Shanghai Bank	1,018	—	—	—	—	1,018
JPMorgan Chase Bank	(11,795)	—	—	—	11,795	—
Toronto Dominion Bank	5,527	—	—	—	—	5,527

Total	$(16,673)	$—	$—	$—	$24,052	$7,379

aNet exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP Delaware Foundation® Conservative Allocation Fund–52

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities have been identified on the Schedule of Investments.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

On December 6, 2016, the Fund’s Board approved a proposal to change the Fund’s name and sub-adviser. Effective May 1, 2017, the Fund’s name will be LVIP JPMorgan Retirement Income Fund and J.P. Morgan Investment Management, Inc. will replace Delaware Investments Fund Advisers and Jackson Square Partners, LLC as sub-adviser to the Fund.

Management has determined that no other material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Conservative Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Conservative Allocation Fund–54

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
58.98%	41.02%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Delaware Foundation® Conservative Allocation Fund–55

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was below the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

In considering the renewal of the subadvisory agreement between LIAC and Jackson Square Partners, LLC (“Jackson”), an affiliate of Delaware, which serves as a subadviser for the Focus Growth sleeve of the Fund, the Board considered the nature, extent and quality of services provided by Jackson under the subadvisory agreement. The Board reviewed the services provided by Jackson, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Jackson. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

The Board reviewed the LVIP Delaware Foundation® Conservative Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation — 30% - 50% Equity funds category and a custom index (Conservative Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three, five and ten year periods. The Board considered LIAC’s comments that the underperformance was primarily attributable to stock selection and asset allocation weightings compared to the custom benchmark. The Board also noted LIAC’s statement that it will continue to monitor the Fund’s performance closely. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints for the Delaware Bond Fund, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

The Board reviewed the subadvisory fee schedules compared to the management fees of funds with similar investment strategies for which Jackson serves as the subadviser. The Board considered that Delaware compensates Jackson from its fees and that the subadvisory fee schedules were negotiated between Delaware and Jackson. The Board concluded that the subadvisory fees with respect to the assets managed by Jackson were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients and may enhance Delaware’s ability to obtain research with soft dollars.

LVIP Delaware Foundation® Conservative Allocation Fund–56

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

The Board considered information regarding Jackson’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Jackson as to any additional benefits it receives and noted Jackson’s statement that its relationship with the Funds may add to its prestige and visibility in the investment community and enhance its ability to obtain research through the allocation of Fund brokerage.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

Background

On December 6, 2016, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the “Trust” or “LVIP”) (the “Board”) met to consider, among other things, the approval of the sub-advisory agreement between Lincoln Investment Advisors Corporation (“LIAC”) and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the LVIP Delaware Foundation Conservative Allocation Fund (to be renamed the LVIP JPMorgan Retirement Income Fund) (the “Fund”) (the “Sub-Advisory Agreement”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and JPMorgan prior to and during the meeting. Among other information, LIAC, Lincoln Life and JPMorgan provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including an in-person presentation by representatives of JPMorgan and JPMorgan’s responses to LIAC’s request for proposal. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers as well as Lincoln Life, LIAC and JPMorgan personnel to consider the approval of the Sub-Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendation to the Board of Trustees.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services and Performance. In considering the approval of the proposed sub-advisory agreement between LIAC and JPMorgan on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by JPMorgan under the proposed sub-advisory agreement. The Board reviewed the services to be provided by JPMorgan, the investment professionals proposed to service the Fund and the reputation, resources and investment approach of JPMorgan. The Board noted that JPMorgan provides sub-advisory services to other funds in the Trust and that the Board had also reviewed extensive information regarding JPMorgan during the annual contract renewal process that was completed in September 2016. The Board concluded that the services to be provided by JPMorgan were expected to be satisfactory.

Sub-advisory Fee and Economies of Scale. The Board noted that the sub-advisory fee schedule was lower than the current sub-advisory fee. The Board considered that JPMorgan would invest the Fund’s assets in underlying funds managed by JPMorgan and JPMorgan is compensated for managing those underlying funds and that the proposed sub-advisory fee was negotiated between LIAC and JPMorgan, an unaffiliated third party, and that LIAC would compensate JPMorgan from its fee and concluded the proposed sub-advisory fee was reasonable.

Profitability and Fallout Benefits. The Board considered that the sub-advisory fee was negotiated between LIAC and JPMorgan, an unaffiliated third party, and that LIAC would compensate JPMorgan from its fees. The Board reviewed materials previously provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of direct or indirect benefits from serving as sub-adviser and that it receives broker proprietary research in connection with client commissions.

Overall Conclusions

Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund.

LVIP Delaware Foundation® Conservative Allocation Fund–57

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–58

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–59

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Foundation® Conservative Allocation Fund–60

LVIP Delaware Foundation® Moderate Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Delaware Foundation® Moderate Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Moderate Allocation Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by:	Delaware Investments Fund Advisers
Jackson Square Partners, LLP

The Fund returned 4.65% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Moderate Composite1 returned 6.48% and its broad-based index, the S&P 500® Index2, returned 11.96%.

There was a substantial divergence of performance across global financial markets during 2016. U.S. equities delivered positive returns, with particularly strong performances from U.S. small-cap stocks (as measured by the Russell 2000® Index3) and U.S. large-cap value equities (as measured by the Russell 1000® Value Index4). By contrast, developed-market equities outside the U.S. (as measured by the MSCI EAFE Index5) had a rather disappointing year, with developed-market value equities (as measured by the MSCI EAFE Value Index6) delivering weakly positive performance, but developed-market growth equities (as measured by the MSCI EAFE Growth Index7) producing negative returns. Emerging market equities (as measured by the MSCI Emerging Markets Index8) generated positive returns during the year, though they lagged well behind U.S. small-cap equities. In the bond markets, U.S. fixed income (as measured by the Bloomberg Barclays Capital U.S. Aggregate Bond Index9) delivered modestly positive returns, as did global fixed income (as measured by the Bloomberg Barclays Global Aggregate Bond Index10).

The commodity markets were quite active during 2016. The spot price of crude oil, as measured in terms of West Texas Intermediate, rose 45%, and the spot price of gold rose 9%. The S&P GSCI index11 and the Thomson Reuters/CoreCommodity CRB index12, which are both broad commodity indices, both increased over the course of the year, with the former climbing rather more because it has a heavier weight in oil and gas. All else equal, we believe that an increase in commodity prices is likely to mean higher profits for producers of oil, gas, and raw materials, but lower margins for manufacturers.

The currency markets also saw considerable movements during 2016. The trade-weighted dollar appreciated slightly, as did the trade-weighted euro and the trade-weighted yen. By contrast, the trade-weighted pound dropped substantially, with the sharpest decline occurring in the weeks after the referendum in which the U.K. voted to leave the European Union. In general, an economy’s competitiveness tends to be impaired by currency appreciation.

The tactical positioning of the Fund during the year was well suited to the prevailing market environment, as it was overweight in U.S. equities, and underweight in developed-market equities. These tactical weightings were helpful to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. However, several sleeves of the Fund underperformed their respective benchmarks, including U.S. large-cap core, U.S. large-cap growth, U.S. large-cap value, and developed-market value. For the Fund as a whole, the positive allocation effect was outweighed by a negative selection effect.

As a general matter, the portfolio managers continue to believe that over a medium-term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, we experienced weak performance in the healthcare and consumer discretionary sectors.

Our largest relative contributor to performance during the period was Qualcomm Incorporated. The company reported positive financial results, beating revenue guidance due to recovered royalties from China and improved smartphone demand. We believe that many of the headwinds that have been plaguing the company are beginning to transition into tailwinds. Over a year ago, the company began making substantial operating expense changes and now the company is beginning to see some of those benefits. Additionally, it recently announced the acquisition of NXP which has been viewed positively by the market. We are also positive on the announced acquisition.

Valeant Pharmaceuticals International was the largest detractor from performance during the period. The stock was weak due to multiple factors but centered mainly on allegations of wrongdoing at its specialty pharmacy partner, Philidor, and questions over the company’s ability to file its Form 10K on time to avoid a technical default on its debt obligations. While the company did avoid technical default, the Sleeve sold the position given the fundamental challenges facing the company.

Despite positive absolute returns in the equity market over the past several years, Jackson Square Partners believes that ever-changing market sentiment has demonstrated that there are more than just fundamental factors affecting stock prices. A lack of confidence in the tepid fundamental outlook since the financial crisis suggests to us that many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the globe.

President-elect Trump’s surprising victory in November and the corresponding market reaction reflects growing investor optimism, at least in the short-term, that upcoming policy shifts could stimulate economic growth. While there is potential risk and uncertainty to his unconventional style as a head of state, we are mindful of the potential macroeconomic implications of a successful Trump tenure, e.g. economic growth, higher corporate and personal incomes from lower tax rates, etc. We believe it is too early to determine the direction or magnitude of such potential outcomes but we will closely monitor the launch of Trump’s tenure with a keen eye on the execution of possibly significant policy shifts.

Regardless of the success or failure of Trump’s tenure and its impact on economies and markets, we believe the quality of a company’s business model, competitive position and management ultimately prove to be of utmost importance in our fundamental, bottom up investment approach.

We will monitor the macroeconomic implications of Trump’s policies and how they impact our holdings, while remaining consistent in our long-term investment philosophy: We want to own what we view as strong

LVIP Delaware Foundation® Moderate Allocation Fund–1

LVIP Delaware Foundation® Moderate Allocation Fund

2016 Annual Report Commentary (unaudited) (continued)

secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Portfolio Managers:
Delaware Investments Fund Advisers:	Paul Grillo
Sharon Hill, Ph.D
Francis X. Morris
Babak (Bob) Zenouzi
Jackson Square Partners, LLP:	Jeffrey S. Van Harte, CFA
Christopher M. Ericksen, CFA
Christopher J. Bonavico, CFA
Daniel J. Prislin, CFA

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 invested in LVIP Delaware Foundation® Moderate Allocation Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,420. For comparison, look at how the Moderate Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $15,569 and $19,572, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	4.65%
Five Years	+	6.60%
Ten Years	+	3.73%
Service Class Shares
One Year	+	4.38%
Five Years	+	6.33%
Ten Years	+	3.63%

1.

The Moderate Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

4.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

5.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.

The MSCI EAFE® Value Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE Value Index consists of those securities classified by MSCI as most representing the value style.

7.

The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE® Growth Index consists of those securities classified by MSCI as most representing the growth style.

8.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets NR Index consists of 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

9.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

10.	The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

11.	The S&P GSCI Index, formerly Goldman Sachs Commodity Index, is a world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

12.

The Thomson Reuters/CoreCommodity CRB Index is a widely recognized measure of global commodities markets that is designed to provide a representation of long-only, broadly diversified investments in commodities.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

LVIP Delaware Foundation® Moderate Allocation Fund–2

LVIP Delaware Foundation® Moderate Allocation Fund

2016 Annual Report Commentary (unaudited) (continued)

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2017 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Moderate Allocation Fund–3

LVIP Delaware Foundation® Moderate Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners, are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,022.60	0.73%	$3.71
Service Class Shares	1,000.00	1,021.20	0.98%	4.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.47	0.73%	$3.71
Service Class Shares	1,000.00	1,020.21	0.98%	4.98

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Foundation® Moderate Allocation Fund–4

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2016

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	48.81%
U.S. Markets	32.21%
Aerospace & Defense	0.91%
Air Freight & Logistics	0.07%
Airlines	0.04%
Auto Components	0.13%
Automobiles	0.06%
Banks	1.63%
Beverages	0.06%
Biotechnology	1.18%
Building Products	0.15%
Capital Markets	1.11%
Chemicals	0.67%
Commercial Services & Supplies	0.54%
Communications Equipment	0.45%
Construction & Engineering	0.13%
Consumer Finance	0.07%
Containers & Packaging	0.06%
Diversified Telecommunication Services	0.84%
Electric Utilities	0.30%
Electrical Equipment	0.05%
Electronic Equipment, Instruments & Components	0.08%
Energy Equipment & Services	0.49%
Equity Real Estate Investment Trusts	5.36%
Food & Staples Retailing	0.53%
Food Products	1.00%
Gas Utilities	0.10%
Health Care Equipment & Supplies	0.67%
Health Care Providers & Services	1.22%
Hotels, Restaurants & Leisure	0.39%
Household Durables	0.03%
Household Products	0.16%
Industrial Conglomerates	0.25%
Insurance	1.13%
Internet & Direct Marketing Retail	0.48%
Internet Software & Services	1.33%
IT Services	1.07%
Leisure Products	0.05%
Life Sciences Tools & Services	0.23%
Machinery	0.44%
Media	0.49%
Metals & Mining	0.13%
Multiline Retail	0.08%
Multi-Utilities	0.07%
Oil, Gas & Consumable Fuels	1.68%
Paper & Forest Products	0.12%
Pharmaceuticals	1.57%
Professional Services	0.37%
Road & Rail	0.20%

Security Type/Sector	Percentage of Net Assets

Semiconductors & Semiconductor Equipment	1.29%
Software	1.57%
Specialty Retail	0.66%
Technology Hardware, Storage & Peripherals	0.21%
Textiles, Apparel & Luxury Goods	0.12%
Thrifts & Mortgage Finance	0.12%
Trading Companies & Distributors	0.07%
Developed Markets	10.16%
Aerospace & Defense	0.18%
Air Freight & Logistics	0.33%
Auto Components	0.37%
Automobiles	0.64%
Banks	1.40%
Beverages	0.39%
Biotechnology	0.19%
Construction & Engineering	0.33%
Diversified Telecommunication Services	0.34%
Food & Staples Retailing	0.17%
Food Products	0.21%
Household Durables	0.22%
Industrial Conglomerates	0.29%
Insurance	0.30%
IT Services	0.25%
Life Sciences Tools & Services	0.06%
Machinery	0.18%
Media	0.10%
Metals & Mining	0.31%
Multi-Utilities	0.11%
Oil, Gas & Consumable Fuels	0.44%
Pharmaceuticals	1.07%
Professional Services	0.22%
Road & Rail	0.29%
Software	0.19%
Specialty Retail	0.20%
Textiles, Apparel & Luxury Goods	0.50%
Tobacco	0.27%
Trading Companies & Distributors	0.43%
Wireless Telecommunication Services	0.18%
Emerging Markets	6.44%
Air Freight & Logistics	0.01%
Airlines	0.02%
Automobiles	0.07%
Banks	0.77%
Beverages	0.27%
Building Products	0.09%
Chemicals	0.14%
Construction Materials	0.16%
Diversified Financial Services	0.03%
Diversified Telecommunication Services	0.14%

LVIP Delaware Foundation® Moderate Allocation Fund–5

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Security Type/Sector	Percentage of Net Assets

Electronic Equipment, Instruments & Components	0.11%
Food & Staples Retailing	0.16%
Food Products	0.33%
Hotels, Restaurants & Leisure	0.04%
Insurance	0.09%
Internet & Direct Marketing Retail	0.26%
Internet Software & Services	0.84%
IT Services	0.05%
Media	0.11%
Metals & Mining	0.01%
Multiline Retail	0.05%
Oil, Gas & Consumable Fuels	0.96%
Pharmaceuticals	0.07%
Real Estate Management & Development	0.06%
Road & Rail	0.00%
Semiconductors & Semiconductor Equipment	0.36%
Technology Hardware, Storage & Peripherals	0.45%
Wireless Telecommunication Services	0.79%
Convertible Preferred Stock	0.10%
Exchange-Traded Funds	7.72%
Preferred Stock	0.29%
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	1.36%
Agency Commercial Mortgage-Backed Securities	0.65%
Agency Mortgage-Backed Securities	7.99%
Convertible Bonds	0.52%
Corporate Bonds	20.28%
Aerospace & Defense	0.04%
Air Freight & Logistics	0.06%
Airlines	0.16%
Auto Components	0.04%
Automobiles	0.03%
Banks	2.63%
Beverages	0.55%
Biotechnology	0.28%
Building Products	0.22%
Capital Markets	0.88%
Chemicals	0.26%
Commercial Services & Supplies	0.55%
Communications Equipment	0.05%
Computers & Peripherals	0.09%
Construction & Engineering	0.04%
Consumer Finance	0.36%
Containers & Packaging	0.12%
Diversified Financial Services	0.78%
Diversified Telecommunication Services	0.58%
Electric Utilities	2.48%
Electronic Equipment, Instruments & Components	0.05%
Equity Real Estate Investment Trusts	1.05%

Security Type/Sector	Percentage of Net Assets

Food & Staples Retailing	0.49%
Food Products	0.23%
Gas Utilities	0.26%
Health Care Equipment & Supplies	0.50%
Health Care Providers & Services	0.19%
Hotels, Restaurants & Leisure	0.23%
Household Durables	0.09%
Household Products	0.11%
Independent Power & Renewable Electricity Producers	0.10%
Industrial Conglomerates	0.15%
Insurance	0.73%
Internet Software & Services	0.03%
IT Services	0.20%
Machinery	0.13%
Media	1.12%
Metals & Mining	0.17%
Multi-Utilities	0.36%
Oil, Gas & Consumable Fuels	1.82%
Paper & Forest Products	0.28%
Pharmaceuticals	0.46%
Road & Rail	0.20%
Software	0.06%
Specialty Retail	0.19%
Technology Hardware, Storage & Peripherals	0.08%
Textiles, Apparel & Luxury Goods	0.14%
Tobacco	0.11%
Trading Companies & Distributors	0.06%
Wireless Telecommunication Services	0.49%
Municipal Bonds	0.35%
Non-Agency Asset-Backed Securities	0.93%
Non-Agency Collateralized Mortgage Obligations	0.10%
Non-Agency Commercial Mortgage-Backed Securities	1.94%
Regional Bonds	0.28%
Senior Secured Loans	4.39%
Sovereign Bonds	0.77%
Supranational Banks	0.09%
U.S. Treasury Obligations	3.04%
Money Market Fund	0.08%
Short-Term Investment	3.13%
Total Value of Securities	102.82%
Liabilities Net of Receivables and Other Assets	(2.82%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Moderate Allocation Fund–6

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Chevron	0.52%
AT&T	0.48%
Equity Residential	0.46%
Microsoft	0.45%
Samsung Electronics	0.45%
Pfizer	0.42%
Intel	0.41%
Mitsubishi UFJ Financial Group	0.41%
Simon Property Group	0.40%
Celgene	0.40%
Total	4.40%

Geography*	Percentage of Net Assets

Argentina	0.09%
Australia	0.61%
Brazil	0.92%
Canada	1.53%
Cayman Islands	0.06%
Chile	0.12%
China	1.53%
Colombia	0.03%
Denmark	0.22%
France	2.14%
Germany	0.77%
Guernsey	0.26%
Hong Kong	0.52%
Hungary	0.05%
India	0.90%
Indonesia	0.17%
Ireland	0.21%
Israel	0.25%
Italy	0.15%
Japan	2.62%
Jersey	0.21%
Luxembourg	0.09%
Malaysia	0.02%
Mexico	0.82%
Netherlands	1.15%
New Zealand	0.07%
Peru	0.05%
Poland	0.11%
Portugal	0.00%
Puerto Rico	0.08%
Republic of Korea	1.21%
Russia	0.55%
Singapore	0.03%
South Africa	0.14%
Sweden	0.54%
Switzerland	0.53%
Taiwan	0.43%
Thailand	0.13%
Turkey	0.16%
United Kingdom	1.75%
United States	78.37%
Uruguay	0.02%
Total	99.61%

*Allocation includes all investments except for short-term investments and money market fund.

IT–Information Technology

LVIP Delaware Foundation® Moderate Allocation Fund–7

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–48.81%
U.S. MARKETS–32.21%
Aerospace & Defense–0.91%
†Esterline Technologies	310	$27,652
†KEYW Holding	2,930	34,545
†KLX	1,220	55,034
Lockheed Martin	190	47,489
Northrop Grumman	1,200	279,096
Raytheon	1,900	269,800
Rockwell Collins	390	36,176
United Technologies	1,030	112,909

		862,701

Air Freight & Logistics–0.07%
†XPO Logistics	1,630	70,351

		70,351

Airlines–0.04%
Southwest Airlines	710	35,386

		35,386

Auto Components–0.13%
BorgWarner	950	37,468
†Tenneco	1,305	81,523

		118,991

Automobiles–0.06%
Ford Motor	4,400	53,372

		53,372

Banks–1.63%
BB&T	6,200	291,524
Bryn Mawr Bank	845	35,617
Cardinal Financial	1,815	59,514
Citigroup	1,880	111,728
City Holding	1,130	76,388
CoBiz Financial	2,175	36,736
Flushing Financial	1,590	46,730
Great Western Bancorp	1,630	71,052
Hope Bancorp	3,090	67,640
Independent Bank (Massachusetts)	640	45,088
JPMorgan Chase & Co.	2,020	174,306
KeyCorp	4,790	87,513
Old National Bancorp	3,970	72,055
Prosperity Bancshares	1,140	81,829
Sterling Bancorp	3,530	82,602
Umpqua Holdings	3,735	70,143
Webster Financial	1,385	75,178
†Western Alliance Bancorp	1,125	54,799

		1,540,442

Beverages–0.06%
PepsiCo	560	58,593

		58,593

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Biotechnology–1.18%
AbbVie	1,560	$97,687
†Acorda Therapeutics	1,525	28,670
†Alkermes	510	28,346
†Biogen	671	190,282
†Celgene	3,247	375,840
Gilead Sciences	1,180	84,500
†Ligand Pharmaceuticals Class B	620	62,998
†Repligen	750	23,115
†Retrophin	2,040	38,617
†Spectrum Pharmaceuticals	4,240	18,783
†TESARO	640	86,067
†Vanda Pharmaceuticals	2,890	46,095
†Vertex Pharmaceuticals	480	35,362

		1,116,362

Building Products–0.15%
AAON	2,325	76,841
†Continental Building Products	2,920	67,452

		144,293

Capital Markets–1.11%
Ameriprise Financial	410	45,485
Bank of New York Mellon	6,000	284,280
BlackRock	160	60,886
Charles Schwab	2,309	91,136
Evercore Partners Class A	1,100	75,570
Houlihan Lokey	1,230	38,278
Intercontinental Exchange	4,270	240,913
Invesco	1,690	51,275
Raymond James Financial	750	51,953
State Street	740	57,513
†Stifel Financial	1,125	56,194

		1,053,483

Chemicals–0.67%
†Axalta Coating Systems	1,820	49,504
Balchem	480	40,282
†Chemtura	785	26,062
Eastman Chemical	960	72,202
EI du Pont de Nemours & Co.	3,900	286,260
Minerals Technologies	1,110	85,747
Quaker Chemical	600	76,764

		636,821

Commercial Services & Supplies–0.54%
ABM Industries	1,475	60,239
Republic Services	690	39,365
Tetra Tech	1,635	70,550
U.S. Ecology	1,085	53,328
Waste Management	4,000	283,640

		507,122

LVIP Delaware Foundation® Moderate Allocation Fund–8

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Communications Equipment–0.45%
Cisco Systems	11,240	$339,673
†NETGEAR	885	48,100
Plantronics	765	41,891

		429,664

Construction & Engineering–0.13%
Granite Construction	1,360	74,800
†MYR Group	1,395	52,564

		127,364

Consumer Finance–0.07%
Capital One Financial	750	65,430

		65,430

Containers & Packaging–0.06%
WestRock	1,093	55,492

		55,492

Diversified Telecommunication Services–0.84%
AT&T	10,710	455,496
ATN International	670	53,687
Verizon Communications	5,300	282,914

		792,097

Electric Utilities–0.30%
Edison International	3,900	280,761

		280,761

Electrical Equipment–0.05%
Eaton	740	49,647

		49,647

Electronic Equipment, Instruments & Components–0.08%
†Anixter International	700	56,735
†II-VI	705	20,903

		77,638

Energy Equipment & Services–0.49%
Halliburton	6,750	365,107
†Pioneer Energy Services	1,800	12,330
Schlumberger	790	66,321
Superior Energy Services	1,240	20,931

		464,689

Equity Real Estate Investment Trusts–5.36%
American Campus Communities	775	38,572
American Tower	830	87,714
Apartment Investment & Management	1,475	67,039
AvalonBay Communities	875	155,006
Boston Properties	1,200	150,936
Brandywine Realty Trust	4,000	66,040
Camden Property Trust	175	14,712
Corporate Office Properties Trust	1,150	35,903
Cousins Properties	2,375	20,211

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Crown Castle International	2,497	$216,665
DCT Industrial Trust	1,000	47,880
DDR	4,500	68,715
Douglas Emmett	2,375	86,830
Duke Realty	4,900	130,144
EastGroup Properties	690	50,950
EPR Properties	925	66,387
Equinix	318	113,656
Equity LifeStyle Properties	600	43,260
Equity One	1,250	38,363
Equity Residential	6,775	436,039
Essex Property Trust	450	104,625
Extra Space Storage	650	50,206
Federal Realty Investment Trust	300	42,633
First Industrial Realty Trust	4,690	131,555
First Potomac Realty Trust	1,400	15,358
General Growth Properties	5,125	128,023
Gramercy Property Trust	7,630	70,043
Healthcare Realty Trust	1,275	38,658
Healthcare Trust of America Class A	1,262	36,737
Highwoods Properties	1,275	65,038
Host Hotels & Resorts	7,325	138,003
Kilroy Realty	775	56,745
Kimco Realty	2,450	61,642
Kite Realty Group Trust	2,217	52,055
LaSalle Hotel Properties	2,115	64,444
Lexington Realty Trust	2,875	31,050
Liberty Property Trust	600	23,700
Life Storage	385	32,825
LTC Properties	300	14,094
Macerich	650	46,046
Mack-Cali Realty	2,115	61,377
Mid-America Apartment Communities	692	67,761
National Retail Properties	2,270	100,334
†Parkway	306	6,809
Pebblebrook Hotel Trust	2,655	78,986
Prologis	3,250	171,567
PS Business Parks	525	61,173
Public Storage	600	134,100
Ramco-Gershenson Properties Trust	5,055	83,812
Regency Centers	1,025	70,674
RLJ Lodging Trust	1,575	38,572
Sabra Health Care REIT	650	15,873
Simon Property Group	2,150	381,991
SL Green Realty	975	104,861
Spirit Realty Capital	3,700	40,182
Tanger Factory Outlet Centers	1,425	50,987
Taubman Centers	375	27,724
UDR	2,250	82,080
Urban Edge Properties	762	20,963
Ventas	2,150	134,418

LVIP Delaware Foundation® Moderate Allocation Fund–9

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
VEREIT	2,375	$20,093
Vornado Realty Trust	1,275	133,072
Welltower	650	43,505

		5,069,416

Food & Staples Retailing–0.53%
Casey’s General Stores	390	46,363
CVS Health	4,660	367,721
Walgreens Boots Alliance	1,057	87,477

		501,561

Food Products–1.00%
Archer-Daniels-Midland	6,200	283,030
General Mills	710	43,857
J&J Snack Foods	419	55,907
Kraft Heinz	3,233	282,306
Mondelez International	6,300	279,279

		944,379

Gas Utilities–0.10%
South Jersey Industries	1,300	43,797
Spire	855	55,190

		98,987

Health Care Equipment & Supplies–0.67%
Abbott Laboratories	6,800	261,188
CONMED	1,370	60,513
CryoLife	2,805	53,716
DENTSPLY SIRONA	1,836	105,992
†Merit Medical Systems	2,330	61,745
†Quidel	2,260	48,409
†Wright Medical Group	1,700	39,066

		630,629

Health Care Providers & Services–1.22%
†Air Methods	1,565	49,845
Cardinal Health	3,900	280,683
†Express Scripts Holding	4,760	327,440
HealthSouth	1,080	44,539
Quest Diagnostics	3,300	303,270
†Team Health Holdings	755	32,805
UnitedHealth Group	720	115,229

		1,153,811

Hotels, Restaurants & Leisure–0.39%
Aramark	660	23,575
Cheesecake Factory	705	42,215
†Chuy’s Holdings	770	24,987
†Del Frisco’s Restaurant Group	2,830	48,110
†Fiesta Restaurant Group	1,420	42,387
Jack in the Box	655	73,124
†Popeyes Louisiana Kitchen	885	53,525

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks	1,160	$64,403

		372,326

Household Durables–0.03%
Newell Brands	609	27,192

		27,192

Household Products–0.16%
Kimberly-Clark	470	53,636
Procter & Gamble	1,120	94,170

		147,806

Industrial Conglomerates–0.25%
General Electric	5,230	165,268
Honeywell International	640	74,144

		239,412

Insurance–1.13%
Aflac	1,110	77,256
Allstate	3,800	281,656
American Equity Investment Life Holding	2,495	56,237
Infinity Property & Casualty	540	47,466
Marsh & McLennan	4,100	277,119
Primerica	1,115	77,102
Prudential Financial	500	52,030
Selective Insurance Group	1,470	63,283
Travelers	690	84,470
United Fire Group	990	48,678

		1,065,297

Internet & Direct Marketing Retail–0.48%
†Amazon.com	100	74,987
†Liberty Interactive Corp. QVC Group Class A	10,142	202,637
†Shutterfly	1,115	55,951
†TripAdvisor	2,629	121,907

		455,482

Internet Software & Services–1.33%
†Alphabet Class A	449	355,810
†Alphabet Class C	185	142,787
†eBay	6,723	199,606
†Facebook Class A	3,005	345,725
†GrubHub	1,140	42,887
j2 Global	1,035	84,663
†Q2 Holdings	955	27,552
†Yahoo	1,600	61,872

		1,260,902

IT Services–1.07%
Accenture Class A	560	65,593
Convergys	2,505	61,523

LVIP Delaware Foundation® Moderate Allocation Fund–10

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
†ExlService Holdings	1,365	$68,851
Mastercard Class A	2,167	223,743
†PayPal Holdings	6,652	262,554
Sabre	2,420	60,379
Visa Class A	3,520	274,630

		1,017,273

Leisure Products–0.05%
†Malibu Boats Class A	2,610	49,799

		49,799

Life Sciences Tools & Services–0.23%
†Quintiles IMS Holdings	1,913	145,468
Thermo Fisher Scientific	520	73,372

		218,840

Machinery–0.44%
Barnes Group	1,780	84,408
Columbus McKinnon	1,920	51,917
ESCO Technologies	1,600	90,640
Federal Signal	2,485	38,791
Kadant	1,215	74,358
Parker-Hannifin	550	77,000

		417,114

Media–0.49%
=Century Communications	5,000	0
Cinemark Holdings	1,330	51,019
Comcast Class A	1,510	104,265
†Liberty Global Class A	748	22,881
†Liberty Global Class C	2,878	85,477
National CineMedia	2,625	38,666
Walt Disney	1,550	161,541

		463,849

Metals & Mining–0.13%
Kaiser Aluminum	650	50,499
Worthington Industries	1,445	68,551

		119,050

Multiline Retail–0.08%
Dollar General	1,033	76,514

		76,514

Multi-Utilities–0.07%
NorthWestern	1,130	64,263

		64,263

Oil, Gas & Consumable Fuels–1.68%
†Carrizo Oil & Gas	1,730	64,615
Chevron	4,200	494,340
ConocoPhillips	5,800	290,812
EOG Resources	440	44,484

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Oil	9,900	$171,369
Occidental Petroleum	5,210	371,108
†PDC Energy	790	57,338
†RSP Permian	1,215	54,213
†Synergy Resources	5,085	45,307

		1,593,586

Paper & Forest Products–0.12%
†Boise Cascade	1,615	36,337
Neenah Paper	895	76,254

		112,591

Pharmaceuticals–1.57%
Allergan	1,324	278,053
†Catalent	2,275	61,334
Johnson & Johnson	2,400	276,504
†Medicines	1,415	48,025
Merck & Co.	6,370	375,002
Pfizer	12,219	396,873
†Prestige Brands Holdings	1,021	53,194

		1,488,985

Professional Services–0.37%
Kforce	2,325	53,707
Nielsen Holdings	3,322	139,358
†On Assignment	1,505	66,461
†TriNet Group	1,600	40,992
†WageWorks	743	53,867

		354,385

Road & Rail–0.20%
JB Hunt Transport Services	480	46,594
†Swift Transportation	1,950	47,502
Union Pacific	940	97,459

		191,555

Semiconductors & Semiconductor Equipment–1.29%
Analog Devices	470	34,131
†Applied Micro Circuits	3,490	28,793
Broadcom	420	74,243
Brooks Automation	2,505	42,760
Intel	10,790	391,353
†MACOM Technology Solutions Holdings	850	39,338
Maxim Integrated Products	1,670	64,412
†MaxLinear Class A	2,320	50,576
†Microsemi	1,590	85,812
QUALCOMM	3,757	244,956
†Semtech	2,045	64,520
†Silicon Laboratories	770	50,050
†Synaptics	1,000	53,580

		1,224,524

LVIP Delaware Foundation® Moderate Allocation Fund–11

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Software–1.57%
†Adobe Systems	710	$73,095
CA	8,566	272,142
†Callidus Software	3,085	51,828
†Electronic Arts	2,365	186,267
†Guidewire Software	310	15,292
Intuit	874	100,169
Microsoft	6,867	426,715
†Proofpoint	960	67,824
†salesforce.com	1,070	73,252
SS&C Technologies Holdings	1,120	32,032
Symantec	5,513	131,706
†Tyler Technologies	370	52,825

		1,483,147

Specialty Retail–0.66%
†Express	3,035	32,657
†Five Below	980	39,161
Home Depot	640	85,811
L Brands	2,045	134,643
Lowe’s	4,000	284,480
Tractor Supply	580	43,970

		620,722

Technology Hardware, Storage & Peripherals–0.21%
Apple	1,690	195,736

		195,736

Textiles, Apparel & Luxury Goods–0.12%
†G-III Apparel Group	435	12,859
NIKE Class B	670	34,056
†Steven Madden	1,816	64,904

		111,819

Thrifts & Mortgage Finance–0.12%
†Essent Group	1,865	60,370
WSFS Financial	1,075	49,826

		110,196

Trading Companies & Distributors–0.07%
Applied Industrial Technologies	1,065	63,261

		63,261

Total U.S. Markets (Cost $20,282,640)		30,485,108

§DEVELOPED MARKETS–10.16%
Aerospace & Defense–0.18%
Meggitt	29,926	169,135

		169,135

Air Freight & Logistics–0.33%
Deutsche Post	9,588	315,249

		315,249

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Auto Components–0.37%
Sumitomo Rubber Industries	14,300	$227,087
Valeo	2,166	124,513

		351,600

Automobiles–0.64%
Bayerische Motoren Werke	2,669	249,345
Toyota Motor	6,100	358,980

		608,325

Banks–1.40%
ING Groep	16,960	238,694
Mitsubishi UFJ Financial Group	63,300	390,063
Nordea Bank	30,489	339,005
†Standard Chartered	26,639	217,859
UniCredit	48,622	139,931

		1,325,552

Beverages–0.39%
Carlsberg Class B	2,429	209,625
Coca-Cola Amatil	22,183	162,005

		371,630

Biotechnology–0.19%
Shire	3,042	175,601

		175,601

Construction & Engineering–0.33%
Vinci	4,633	315,537

		315,537

Diversified Telecommunication Services–0.34%
Nippon Telegraph & Telephone	7,648	321,429

		321,429

Food & Staples Retailing–0.17%
†Tesco	62,932	160,427

		160,427

Food Products–0.21%
†Aryzta	4,580	201,721

		201,721

Household Durables–0.22%
Techtronic Industries	57,000	204,346

		204,346

Industrial Conglomerates–0.29%
Koninklijke Philips	9,049	276,237

		276,237

Insurance–0.30%
AXA	11,167	281,942

		281,942

LVIP Delaware Foundation® Moderate Allocation Fund–12

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
IT Services–0.25%
†CGI Group Class A	4,065	$195,098
†InterXion Holding	1,195	41,909

		237,007

Life Sciences Tools & Services–0.06%
†ICON	715	53,768

		53,768

Machinery–0.18%
Minebea	17,700	165,982

		165,982

Media–0.10%
Publicis Groupe	1,399	96,533

		96,533

Metals & Mining–0.31%
Alamos Gold	9,639	66,478
†Anglo American ADR	2,300	16,215
Rio Tinto	4,457	173,490
Yamana Gold	12,826	36,014

		292,197

Multi-Utilities–0.11%
National Grid	9,164	107,471

		107,471

Oil, Gas & Consumable Fuels–0.44%
Suncor Energy	5,800	189,640
TOTAL	4,312	221,141

		410,781

Pharmaceuticals–1.07%
Novartis	4,094	297,914
Sanofi	4,288	347,108
STADA Arzneimittel	2,665	137,979
Teva Pharmaceutical Industries ADR	6,400	232,000

		1,015,001

Professional Services–0.22%
Teleperformance	2,089	209,563

		209,563

Road & Rail–0.29%
East Japan Railway	3,166	273,597

		273,597

Software–0.19%
Playtech	18,001	183,243

		183,243

Specialty Retail–0.20%
Nitori Holdings	1,640	187,469

		187,469

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Textiles, Apparel & Luxury Goods–0.50%
Kering	822	$184,564
Yue Yuen Industrial Holdings	79,500	288,597

		473,161

Tobacco–0.27%
Japan Tobacco	7,800	256,541

		256,541

Trading Companies & Distributors–0.43%
ITOCHU	22,614	300,295
Rexel	6,300	103,687

		403,982

Wireless Telecommunication Services–0.18%
Tele2 Class B	21,621	173,360

		173,360

Total Developed Markets (Cost $7,993,260)		9,618,387

×EMERGING MARKETS–6.44%
Air Freight & Logistics–0.01%
†ZTO Express Cayman ADR	800	9,656

		9,656

Airlines–0.02%
†Gol Linhas Aereas Inteligentes ADR	1,320	17,978

		17,978

Automobiles–0.07%
Astra International	82,500	50,673
Mahindra & Mahindra	1,088	18,991

		69,664

Banks–0.77%
Akbank	39,886	88,437
Banco Bradesco ADR	7,900	68,809
Bangkok Bank	10,230	45,564
China Construction Bank	70,028	53,912
Grupo Financiero Banorte	11,800	58,119
Grupo Financiero Santander Mexico Class B ADR	6,900	49,611
ICICI Bank ADR	12,800	95,872
Itau Unibanco Holding ADR	9,457	97,218
†KB Financial Group ADR	1,578	55,688
=Sberbank of Russia	40,380	114,041

		727,271

Beverages–0.27%
Anadolu Efes Biracilik Ve Malt Sanayii	5,703	28,508
Cia Cervecerias Unidas ADR	2,000	41,960
Coca-Cola Femsa ADR	625	39,713
Fomento Economico Mexicano ADR	1,100	83,831
Lotte Chilsung Beverage	42	50,770

LVIP Delaware Foundation® Moderate Allocation Fund–13

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Beverages (continued)
Tsingtao Brewery	3,305	$12,488

		257,270

Building Products–0.09%
KCC	295	87,806

		87,806

Chemicals–0.14%
Braskem ADR	3,700	78,477
Sociedad Quimica y Minera de Chile ADR	1,700	48,705

		127,182

Construction Materials–0.16%
†Cemex ADR	6,606	53,047
†Cemex Latam Holdings	3,890	14,643
UltraTech Cement	1,827	87,492

		155,182

Diversified Financial Services–0.03%
Reliance Capital	5,085	32,303

		32,303

Diversified Telecommunication Services–0.14%
LG Uplus	3,269	30,990
Telefonica Brasil ADR	7,480	100,082

		131,072

Electronic Equipment, Instruments & Components–0.11%
Hon Hai Precision Industry	26,566	69,404
Samsung SDI	359	32,399

		101,803

Food & Staples Retailing–0.16%
Cia Brasileira de Distribuicao ADR	2,500	41,375
Wal-Mart de Mexico Class V	16,059	28,741
†X5 Retail Group GDR	2,523	81,871

		151,987

Food Products–0.33%
BRF ADR	3,940	58,154
China Mengniu Dairy	27,000	52,019
Lotte Confectionery	560	82,762
Tingyi Cayman Islands Holding	34,000	41,346
Uni-President China Holdings	113,600	80,133

		314,414

Hotels, Restaurants & Leisure–0.04%
†Arcos Dorados Holdings	6,800	36,720

		36,720

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Insurance–0.09%
Samsung Life Insurance	948	$88,301

		88,301

Internet & Direct Marketing Retail–0.26%
†B2W Cia Digital	28,099	88,060
†Ctrip.com International ADR	3,700	148,000
†Qunar Cayman Islands ADR	300	9,039

		245,099

Internet Software & Services–0.84%
†Alibaba Group Holding ADR	1,400	122,934
†Baidu ADR	1,350	221,953
†SINA	1,900	115,501
†Sohu.com	3,500	118,615
Tencent Holdings	8,400	205,491
†Weibo ADR	190	7,714

		792,208

IT Services–0.05%
†WNS Holdings ADR	1,725	47,524

		47,524

Media–0.11%
Grupo Televisa ADR	4,800	100,272

		100,272

Metals & Mining–0.01%
†Impala Platinum Holdings	1,965	6,115

		6,115

Multiline Retail–0.05%
Woolworths Holdings	9,032	46,706

		46,706

Oil, Gas & Consumable Fuels–0.96%
Cairn India	8,045	28,703
China Petroleum & Chemical	66,750	47,343
Gazprom ADR	15,168	76,598
LUKOIL ADR	1,500	84,180
PetroChina ADR	500	36,850
†Petroleo Brasileiro ADR	10,800	109,188
PTT-Foreign	7,324	76,082
#Reliance Industries GDR 144A	11,335	357,619
Rosneft Oil GDR	9,900	64,350
Tambang Batubara Bukit Asam Persero	27,100	25,144

		906,057

Pharmaceuticals–0.07%
Hypermarcas	8,200	65,833

		65,833

Real Estate Management & Development–0.06%
#=Etalon Group GDR 144A	3,000	9,585

LVIP Delaware Foundation® Moderate Allocation Fund–14

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Real Estate Management & Development (continued)
†IRSA Inversiones y Representaciones ADR	1,400	$25,816
UEM Sunrise	99,106	23,197

		58,598

Road & Rail–0.00%
†Rumo Logistica Operadora Multimodal	2,163	4,080

		4,080

Semiconductors & Semiconductor Equipment–0.36%
MediaTek	18,000	120,916
Taiwan Semiconductor Manufacturing	20,204	113,780
Taiwan Semiconductor Manufacturing ADR	3,700	106,375

		341,071

Technology Hardware, Storage & Peripherals–0.45%
Samsung Electronics	284	423,719

		423,719

Wireless Telecommunication Services–0.79%
America Movil ADR	6,273	78,852
China Mobile	14,298	151,563
China Mobile ADR	200	10,486
MegaFon GDR	2,046	19,335
Mobile TeleSystems ADR	3,100	28,241
SK Telecom ADR	11,400	238,260
TIM Participacoes ADR	9,900	116,820
†Turkcell Iletisim Hizmetleri ADR	4,400	30,360
VimpelCom ADR	11,300	43,505
Vodacom Group	2,695	29,906

		747,328

Total Emerging Markets (Cost $5,965,632)		6,093,219

Total Common Stock (Cost $34,241,532)		46,196,714

CONVERTIBLE PREFERRED STOCK–0.10%
A Schulman 6.00%, exercise price $52.33, expiration date 12/31/49	9	7,684
Bank of America 7.25%, exercise price $50.00, expiration date 12/31/49	10	11,668
DTE Energy 6.50%, exercise price $116.31, expiration date 10/1/19	169	8,957
Exelon 6.50%, exercise price $43.75, expiration date 6/1/17	250	12,103
Huntington Bancshares 8.50%, exercise price $11.95, expiration date 12/31/49	12	17,400

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
Teva Pharmaceutical Industries 7.00%, exercise price $75.00, expiration date 12/15/18	6	$3,870
T-Mobile US 5.50%, exercise price $31.02, expiration date 12/15/17	97	9,161
Wells Fargo & Co. 7.50%, exercise price $156.71, expiration date 12/31/49	13	15,470
Welltower 6.50%, exercise price $57.68, expiration date 12/31/49	144	8,666

Total Convertible Preferred Stock (Cost $86,678)		94,979

EXCHANGE-TRADED FUNDS–7.72%
iShares MSCI EAFE Growth Index ETF	51,760	3,296,594
iShares MSCI EAFE Index ETF	24,620	1,421,313
iShares Russell 1000 Growth Index ETF	6,055	635,169
Vanguard FTSE Developed Markets ETF	51,710	1,889,483
Vanguard Mega Cap Growth ETF	430	37,457
Vanguard Russell 1000 Growth ETF	285	30,640

Total Exchange-Traded Funds (Cost $6,007,088)		7,310,656

PREFERRED STOCK–0.29%
•General Electric 5.00%	123,000	127,791
•Integrys Energy Group 6.00%	1,900	49,519
#•PNC Preferred Funding Trust II 2.186%	100,000	96,750

Total Preferred Stock (Cost $251,226)		274,060

	Principal Amount°

AGENCY ASSET-BACKED SECURITY–0.00%
•Fannie Mae REMIC Trust Series 2002-W11 AV1 1.096% 11/25/32	172	168

Total Agency Asset-Backed Security (Cost $172)		168

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.36%
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	7,370	8,473
Fannie Mae REMICs Series 1996-46 ZA 7.50% 11/25/26	2,953	3,365
Series 2005-70 PA 5.50% 8/25/35	3,264	3,647
•*Series 2008-15 SB 5.844% 8/25/36	23,309	4,451

LVIP Delaware Foundation® Moderate Allocation Fund–15

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2010-41 PN 4.50% 4/25/40	40,000	$43,412
Series 2010-43 HJ 5.50% 5/25/40	4,474	4,991
•*Series 2010-129 SM 5.244% 11/25/40	47,829	8,086
*Series 2012-98 MI 3.00% 8/25/31	68,746	8,192
•*Series 2012-122 SD 5.344% 11/25/42	134,669	26,962
*Series 2013-7 EI 3.00% 10/25/40	66,303	9,340
*Series 2013-26 ID 3.00% 4/25/33	65,529	9,366
*Series 2013-38 AI 3.00% 4/25/33	60,889	8,354
*Series 2013-43 IX 4.00% 5/25/43	189,286	42,524
*Series 2013-44 DI 3.00% 5/25/33	129,907	20,687
*Series 2013-55 AI 3.00% 6/25/33	78,990	11,286
Series 2014-36 ZE 3.00% 6/25/44	34,575	30,993
•*Series 2014-68 BS 5.394% 11/25/44	72,448	14,417
•*Series 2014-90 SA 5.394% 1/25/45	184,420	36,287
•*Series 2015-27 SA 5.694% 5/25/45	78,091	17,378
Series 2015-44 Z 3.00% 9/25/43	63,804	60,796
Series 2015-89 AZ 3.50% 12/25/45	6,232	5,980
•*Series 2015-95 SH 5.244% 1/25/46	90,961	21,538
•*Series 2016-55 SK 5.244% 8/25/46	96,480	24,059
•*Series 2016-62 SA 5.244% 9/25/46	98,865	25,690
Freddie Mac REMICs Series 1730 Z 7.00% 5/15/24	2,029	2,268
Series 2326 ZQ 6.50% 6/15/31	8,856	10,032
Series 2557 WE 5.00% 1/15/18	1,456	1,476
Series 3656 PM 5.00% 4/15/40	38,000	41,584
Series 4065 DE 3.00% 6/15/32	5,000	5,009
*Series 4109 AI 3.00% 7/15/31	151,961	17,848
*Series 4120 IK 3.00% 10/15/32	99,385	13,968
*Series 4146 IA 3.50% 12/15/32	60,714	9,379
•*Series 4159 KS 5.446% 1/15/43	64,473	14,421

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
*Series 4181 DI 2.50% 3/15/33	66,076	$8,348
•*Series 4184 GS 5.416% 3/15/43	65,510	14,396
*Series 4185 LI 3.00% 3/15/33	65,017	9,088
*Series 4191 CI 3.00% 4/15/33	67,998	9,509
*Series 4342 CI 3.00% 11/15/33	66,818	8,293
Series 4435 DY 3.00% 2/15/35	51,000	50,362
Series 4592 WT 5.50% 6/15/46	109,772	121,961
•*Series 4594 SG 5.296% 6/15/46	146,612	36,849
Series 4614 HB 2.50% 9/15/46	25,000	22,213
Series 4623 LZ 2.50% 10/15/46	47,092	41,971
•*Series 4631 GS 5.296% 11/15/46	99,015	20,294
Series 4636 NZ 3.00% 12/15/46	27,000	22,530
Freddie Mac Strips •*Series 267 S5 5.296% 8/15/42	67,293	14,602
•*Series 299 S1 5.296% 1/15/43	67,678	14,074
•*Series 326 S2 5.246% 3/15/44	76,439	15,383
◆Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	9,553	10,930
GNMA Series 2010-113 KE 4.50% 9/20/40	95,000	103,062
Series 2012-136 MX 2.00% 11/20/42	10,000	9,005
Series 2013-113 AZ 3.00% 8/20/43	62,987	59,631
Series 2013-113 LY 3.00% 5/20/43	7,000	6,868
Series 2015-64 GZ 2.00% 5/20/45	25,804	20,956
Series 2015-133 AL 3.00% 5/20/45	68,000	64,544
Series 2016-111 PB 2.50% 8/20/46	24,000	21,430
Series 2016-134 MW 3.00% 10/20/46	5,000	4,942
Series 2016-156 PB 2.00% 11/20/46	15,000	11,987

Total Agency Collateralized Mortgage Obligations (Cost $1,383,067)		1,289,487

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.65%
Freddie Mac Multifamily Structured Pass Through Certificates ◆Series K055 A2 2.673% 3/25/26	80,000	78,453

LVIP Delaware Foundation® Moderate Allocation Fund–16

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Multifamily Structured Pass Through Certificates (continued)
◆Series K056 A2 2.525% 5/25/26	25,000	$24,201
◆Series K057 A2 2.57% 7/25/26	25,000	24,274
•◆Series K059 A2 3.12% 9/25/26	40,000	40,602
◆Series K716 A2 3.13% 6/25/21	35,000	36,404
◆Series K719 A1 2.53% 12/25/21	19,344	19,556
•◆Series K719 A2 2.731% 6/25/22	100,000	100,890
•◆Series KS03 A4 3.161% 5/25/25	40,000	40,443
FREMF Mortgage Trust #•Series 2011-K14 B 144A 5.167% 2/25/47	15,000	16,404
#•Series 2011-K15 B 144A 4.948% 8/25/44	10,000	10,788
#•Series 2011-K704 B 144A 4.69% 10/25/30	25,000	25,884
#•Series 2012-K18 B 144A 4.255% 1/25/45	20,000	21,042
#•Series 2012-K22 B 144A 3.811% 8/25/45	35,000	35,884
#•Series 2012-K708 B 144A 3.751% 2/25/45	35,000	35,898
#•Series 2012-K708 C 144A 3.751% 2/25/45	10,000	10,215
#•Series 2013-K33 B 144A 3.502% 8/25/46	25,000	25,173
#•Series 2013-K712 B 144A 3.365% 5/25/45	20,000	20,309
#•Series 2013-K713 B 144A 3.165% 4/25/46	10,000	10,079
#•Series 2013-K713 C 144A 3.165% 4/25/46	40,000	39,254

Total Agency Commercial Mortgage-Backed Securities (Cost $628,448)		615,753

AGENCY MORTGAGE-BACKED SECURITIES–7.99%
Fannie Mae ARM •2.414% 5/1/43	19,983	20,217
•2.553% 6/1/43	7,829	7,916
•2.638% 3/1/38	1,987	2,087
•2.921% 7/1/45	10,609	10,813
•2.958% 12/1/45	14,025	14,426
•2.966% 4/1/46	3,509	3,579
•3.218% 4/1/44	18,909	19,429
•3.226% 3/1/44	26,576	27,496
•3.274% 9/1/43	16,897	17,367
•6.099% 8/1/37	1,767	1,765

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr 3.00% 1/1/46	1,901,000	$1,888,480
4.50% 11/1/39	17,557	19,058
4.50% 1/1/40	274,544	297,820
4.50% 6/1/40	21,499	23,332
4.50% 7/1/40	24,839	26,715
4.50% 8/1/40	6,289	6,787
4.50% 7/1/41	54,878	59,461
4.50% 8/1/41	42,391	45,985
4.50% 1/1/42	4,937	5,352
4.50% 8/1/42	81,153	87,769
4.50% 10/1/44	17,196	18,615
4.50% 2/1/46	854,615	920,121
4.50% 3/1/46	11,089	12,009
4.50% 7/1/46	29,678	31,987
5.00% 2/1/35	6,241	6,830
5.00% 10/1/35	13,942	15,228
5.00% 11/1/35	6,538	7,139
5.00% 4/1/37	3,814	4,161
5.00% 8/1/37	9,946	10,874
5.00% 12/1/39	10,221	11,283
5.00% 1/1/40	2,291	2,532
5.00% 1/1/42	129,131	143,440
5.00% 11/1/44	121,040	132,488
5.50% 12/1/32	739	829
5.50% 6/1/33	4,308	4,826
5.50% 7/1/34	1,124	1,260
5.50% 9/1/34	18,629	20,894
5.50% 11/1/34	4,090	4,587
5.50% 3/1/35	2,226	2,494
5.50% 5/1/35	12,923	14,475
5.50% 6/1/35	2,770	3,105
5.50% 1/1/36	17,183	19,271
5.50% 4/1/36	19,772	22,116
5.50% 7/1/36	19,268	21,586
5.50% 9/1/36	41,570	46,642
5.50% 11/1/36	3,112	3,480
5.50% 1/1/37	185	208
5.50% 2/1/37	8,493	9,486
5.50% 4/1/37	42,549	47,775
5.50% 8/1/37	7,410	8,308
5.50% 1/1/38	210	235
5.50% 2/1/38	4,424	4,963
5.50% 6/1/38	30,096	33,573
5.50% 7/1/38	5,573	6,207
5.50% 9/1/38	23,022	25,775
5.50% 1/1/39	33,720	37,786
5.50% 10/1/39	32,692	36,456
5.50% 3/1/40	56,176	62,891
5.50% 7/1/40	26,836	30,079
5.50% 3/1/41	101,815	114,169
5.50% 6/1/41	40,288	45,106

LVIP Delaware Foundation® Moderate Allocation Fund–17

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 9/1/41	62,884	$70,461
6.00% 6/1/36	1,351	1,532
6.00% 9/1/36	6,729	7,817
6.00% 12/1/36	1,438	1,641
6.00% 2/1/37	4,521	5,122
6.00% 5/1/37	10,069	11,411
6.00% 6/1/37	810	929
6.00% 7/1/37	17,343	19,874
6.00% 8/1/37	5,762	6,535
6.00% 9/1/37	1,626	1,841
6.00% 11/1/37	234	265
6.00% 5/1/38	24,845	28,154
6.00% 7/1/38	67,978	77,015
6.00% 9/1/38	52,838	59,929
6.00% 10/1/38	2,268	2,571
6.00% 11/1/38	3,410	3,904
6.00% 1/1/39	6,480	7,343
6.00% 9/1/39	56,804	64,373
6.00% 10/1/39	54,160	62,398
6.00% 3/1/40	6,295	7,140
6.00% 7/1/40	22,033	24,957
6.00% 9/1/40	5,463	6,189
6.00% 11/1/40	2,461	2,837
6.00% 5/1/41	68,787	77,925
6.00% 6/1/41	25,349	28,714
6.00% 7/1/41	100,956	114,280
6.50% 2/1/36	3,557	4,025
6.50% 5/1/40	11,857	13,482
7.50% 6/1/31	4,026	4,871
Freddie Mac ARM •2.553% 10/1/46	34,870	35,125
•2.681% 10/1/36	2,990	3,159
•2.759% 10/1/45	10,896	11,105
•2.814% 9/1/45	77,346	78,884
•2.927% 10/1/45	21,883	22,340
•2.943% 11/1/44	6,641	6,816
•2.979% 11/1/45	16,579	16,924
•3.114% 3/1/46	31,340	32,133
Freddie Mac S.F. 30 yr 4.50% 4/1/39	3,200	3,456
4.50% 5/1/40	130,996	142,055
4.50% 7/1/42	35,947	38,855
4.50% 8/1/42	708,630	768,114
4.50% 12/1/43	32,352	34,975
4.50% 8/1/44	49,877	54,073
4.50% 7/1/45	192,136	206,837
5.00% 6/1/36	34,615	37,839
5.00% 4/1/44	44,930	49,418
5.50% 3/1/34	1,697	1,909
5.50% 12/1/34	1,646	1,851
5.50% 6/1/36	1,029	1,156
5.50% 9/1/37	1,933	2,153

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 12/1/37	261,647	$293,722
5.50% 4/1/38	7,052	7,864
5.50% 6/1/38	1,194	1,331
5.50% 7/1/38	7,172	8,000
5.50% 3/1/40	5,146	5,723
5.50% 8/1/40	11,258	12,554
5.50% 1/1/41	5,071	5,654
5.50% 6/1/41	54,299	60,690
6.00% 2/1/36	3,358	3,830
6.00% 3/1/36	4,955	5,658
6.00% 9/1/37	4,801	5,455
6.00% 1/1/38	1,986	2,244
6.00% 6/1/38	5,438	6,174
6.00% 8/1/38	17,203	19,735
6.00% 5/1/40	27,094	30,734
6.00% 7/1/40	25,779	29,322
6.50% 4/1/39	8,446	9,608
7.00% 11/1/33	1,782	2,094
GNMA I S.F. 30 yr 5.00% 3/15/40	113,619	124,406
GNMA II S.F. 30 yr 5.50% 5/20/37	9,708	10,762
5.50% 4/20/40	8,962	9,812
6.00% 2/20/39	14,607	16,510
6.00% 2/20/40	45,890	52,377
6.00% 4/20/46	16,042	17,880
6.50% 10/20/39	16,772	18,991

Total Agency Mortgage-Backed Securities (Cost $7,624,901)		7,558,985

CONVERTIBLE BONDS–0.52%
#Aerojet Rocketdyne Holdings 144A 2.25% exercise price $26.00, maturity date 12/15/23	2,000	1,957
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	22,000	21,835
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	5,000	5,884
#Blackhawk Network Holdings 144A 1.50% exercise price $49.83, maturity date 1/15/22	12,000	12,360
Blackstone Mortgage Trust 5.25% exercise price $27.99, maturity date 12/1/18	24,000	26,820
Blucora 4.25% exercise price $21.66, maturity date 4/1/19	6,000	6,000

LVIP Delaware Foundation® Moderate Allocation Fund–18

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	19,000	$18,561
Cemex 3.72% exercise price $11.45, maturity date 3/15/20	8,000	8,590
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	16,000	15,720
#Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18	9,000	12,201
#Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40	13,000	13,617
#DISH Network 144A 3.375% exercise price $65.18, maturity date 8/15/26	3,000	3,429
GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	11,000	10,753
fGeneral Cable 4.50% exercise price $31.67, maturity date 11/15/29	21,000	16,498
HealthSouth 2.00% exercise price $37.16, maturity date 12/1/43	15,000	17,831
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	10,000	10,381
fHologic 2.00% exercise price $31.18, maturity date 3/1/42	7,000	9,511
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	10,000	10,431
#Insulet 144A 1.25% exercise price $58.37, maturity date 9/15/21	6,000	5,587
Jefferies Group 3.875% exercise price $43.93, maturity date 11/1/29	15,000	15,206
#Knowles 144A 3.25% exercise price $18.43, maturity date 11/1/21	9,000	10,485
#Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46	9,000	9,720
#Liberty Media 144A 2.25% exercise price $104.55, maturity date 9/30/46	3,000	3,176
#Medicines 144A 2.75% exercise price $48.97, maturity date 7/15/23	8,000	7,735
fMeritor 4.00% exercise price $26.73, maturity date 2/15/27	20,000	20,475

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	10,000	$10,244
Novellus Systems 2.625% exercise price $33.85, maturity date 5/15/41	6,000	18,709
#NuVasive 144A 2.25% exercise price $59.82, maturity date 3/15/21	5,000	6,372
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	13,000	14,853
ON Semiconductor 1.00% exercise price $18.50, maturity date 12/1/20	9,000	9,264
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	15,000	14,794
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	16,000	14,290
Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21	12,000	12,630
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19	15,000	15,825
TPG Specialty Lending 4.50% exercise price $25.83, maturity date 12/15/19	13,000	13,341
•Vector Group 1.75% exercise price $23.46, maturity date 4/15/20	15,000	17,278
•Vector Group 2.50% exercise price $15.22, maturity date 1/15/19	7,000	10,937
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	19,000	19,036
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	16,000	15,070

Total Convertible Bonds (Cost $462,580)		487,406

CORPORATE BONDS–20.28%
Aerospace & Defense–0.04%
United Technologies 3.75% 11/1/46	40,000	38,168

		38,168

LVIP Delaware Foundation® Moderate Allocation Fund–19

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Air Freight & Logistics–0.06%
Aviation Capital Group #144A 2.875% 9/17/18		5,000	$5,069
#144A 4.875% 10/1/25		45,000	47,756

			52,825

Airlines–0.16%
#◆Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27		24,006	23,946
◆American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26		17,708	17,531
◆American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27		27,877	27,493
◆American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27		9,763	9,715
◆American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28		14,963	14,982
◆United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26		13,728	14,020
◆United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26		42,405	42,670
◆United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28		5,000	4,831

			155,188

Auto Components–0.04%
Goodyear Tire & Rubber 5.00% 5/31/26		35,000	34,928

			34,928

Automobiles–0.03%
Daimler 2.75% 12/10/18	NOK	200,000	23,769

			23,769

Banks–2.63%
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	25,000	18,999
Bank Nederlandse Gemeenten 5.25% 5/20/24	AUD	17,000	13,738
Bank of America 3.248% 10/21/27		20,000	19,137
3.30% 8/5/21	AUD	10,000	7,071
4.183% 11/25/27		50,000	50,133
4.45% 3/3/26		255,000	263,157

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
BB&T 2.05% 5/10/21		175,000	$171,860
2.45% 1/15/20		40,000	40,331
Capital One Financial 4.20% 10/29/25		75,000	75,386
Citigroup 3.75% 10/27/23	AUD	26,000	18,181
Citizens Financial Group 2.375% 7/28/21		30,000	29,451
4.30% 12/3/25		35,000	35,619
Cooperatieve Rabobank 2.50% 9/4/20	NOK	110,000	13,190
#Export-Import Bank of India 144A 3.375% 8/5/26		200,000	187,184
Fifth Third Bancorp 2.875% 7/27/20		20,000	20,270
Huntington Bancshares 2.30% 1/14/22		35,000	33,986
JPMorgan Chase & Co. 3.625% 12/1/27		25,000	24,309
4.25% 10/1/27		195,000	200,780
KeyBank 3.40% 5/20/26		250,000	243,250
•KeyCorp 5.00% 12/29/49		25,000	23,125
PNC Financial Services Group •5.00% 12/29/49		50,000	48,375
5.625% 2/1/17		38,000	38,116
Popular 7.00% 7/1/19		70,000	72,537
Santander UK Group Holdings 2.875% 10/16/20		100,000	99,299
3.125% 1/8/21		20,000	20,010
SunTrust Banks 2.70% 1/27/22		60,000	60,096
Toronto-Dominion Bank 2.125% 4/7/21		35,000	34,486
2.50% 12/14/20		30,000	30,126
•3.625% 9/15/31		50,000	48,924
U.S. Bancorp 2.375% 7/22/26		15,000	13,904
3.60% 9/11/24		75,000	76,506
#UBS Group Funding Jersey 144A 2.65% 2/1/22		200,000	194,607
•USB Capital IX 3.50% 10/29/49		140,000	115,150
Wells Fargo & Co. 3.00% 7/27/21	AUD	27,000	18,983
4.75% 12/7/46		35,000	35,605
Wells Fargo Capital X 5.95% 12/15/36		15,000	15,675
•Westpac Banking 4.322% 11/23/31		40,000	40,288
Zions Bancorp 4.50% 6/13/23		40,000	40,532

			2,492,376

LVIP Delaware Foundation® Moderate Allocation Fund–20

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages–0.55%
Anheuser-Busch InBev Finance 3.65% 2/1/26	240,000	$244,103
Molson Coors Brewing 3.00% 7/15/26	35,000	33,154
4.20% 7/15/46	40,000	37,446
PepsiCo 2.375% 10/6/26	65,000	61,613
#Pernod Ricard 144A 3.25% 6/8/26	150,000	144,218

		520,534

Biotechnology–0.28%
Biogen 5.20% 9/15/45	85,000	91,308
Celgene 3.25% 8/15/22	25,000	25,255
3.875% 8/15/25	5,000	5,081
4.625% 5/15/44	15,000	14,743
Gilead Sciences 4.15% 3/1/47	135,000	128,546

		264,933

Building Products–0.22%
#Boise Cascade 144A 5.625% 9/1/24	15,000	14,963
#Builders FirstSource 144A 5.625% 9/1/24	50,000	50,437
Fortune Brands Home & Security 3.00% 6/15/20	25,000	25,181
Lennox International 3.00% 11/15/23	35,000	34,034
Masco 3.50% 4/1/21	55,000	55,413
#NCI Building Systems 144A 8.25% 1/15/23	25,000	27,125
US Concrete 6.375% 6/1/24	5,000	5,300

		212,453

Capital Markets–0.88%
Affiliated Managers Group 3.50% 8/1/25	40,000	37,811
Bank of New York Mellon 2.15% 2/24/20	10,000	9,975
2.20% 8/16/23	40,000	38,198
2.50% 4/15/21	85,000	85,145
2.80% 5/4/26	20,000	19,284
•4.625% 12/29/49	65,000	59,788
Goldman Sachs Group 3.50% 11/16/26	40,000	39,160
5.15% 5/22/45	80,000	84,453
Jefferies Group 6.45% 6/8/27	30,000	32,965
6.50% 1/20/43	10,000	10,323
Lazard Group 3.75% 2/13/25	10,000	9,781
Morgan Stanley 2.625% 11/17/21	155,000	153,308

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Morgan Stanley (continued)
3.95% 4/23/27		125,000	$123,998
5.00% 9/30/21	AUD	25,000	18,837
State Street 2.55% 8/18/20		40,000	40,424
3.10% 5/15/23		25,000	24,972
3.55% 8/18/25		40,000	40,996

			829,418

Chemicals–0.26%
CF Industries 6.875% 5/1/18		75,000	79,135
Eastman Chemical 4.65% 10/15/44		65,000	64,713
PolyOne 5.25% 3/15/23		15,000	15,300
Potash Corp of Saskatchewan 4.00% 12/15/26		75,000	75,625
#WR Grace & Co. 144A 5.625% 10/1/24		11,000	11,591

			246,364

Commercial Services & Supplies–0.55%
#Herc Rentals 144A 7.50% 6/1/22		20,000	21,175
#Live Nation Entertainment 144A 4.875% 11/1/24		40,000	40,200
#NES Rentals Holdings 144A 7.875% 5/1/18		30,000	30,000
Penske Truck Leasing #144A 3.30% 4/1/21		35,000	35,427
#144A 3.375% 2/1/22		180,000	181,727
#Prestige Brands 144A 5.375% 12/15/21		25,000	25,875
#Prime Security Services Borrower 144A 9.25% 5/15/23		50,000	54,563
#ServiceMaster 144A 5.125% 11/15/24		50,000	50,875
#Transurban Finance 144A 3.375% 3/22/27		20,000	18,938
United Rentals North America 5.50% 7/15/25		44,000	45,045
5.875% 9/15/26		15,000	15,506

			519,331

Communications Equipment–0.05%
Cisco Systems 1.85% 9/20/21		45,000	43,948

			43,948

Computers & Peripherals–0.09%
#Diamond 1 Finance 144A 6.02% 6/15/26		80,000	86,818

			86,818

LVIP Delaware Foundation® Moderate Allocation Fund–21

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering–0.04%
#SBA Communications 144A 4.875% 9/1/24	35,000	$34,650
Vale Overseas 5.875% 6/10/21	5,000	5,250

		39,900

Consumer Finance–0.36%
Ford Motor 4.346% 12/8/26	70,000	70,874
General Motors Financial 3.45% 4/10/22	90,000	89,110
3.70% 5/9/23	35,000	34,488
4.00% 10/6/26	60,000	57,806
5.25% 3/1/26	20,000	21,047
Hyundai Capital America #144A 2.55% 2/6/19	45,000	45,286
#144A 3.00% 3/18/21	20,000	19,998
Toyota Motor Credit 2.80% 7/13/22	5,000	5,048

		343,657

Containers & Packaging–0.12%
Ball 5.25% 7/1/25	30,000	31,463
#CCL Industries 144A 3.25% 10/1/26	30,000	28,645
#Crown Americas 144A 4.25% 9/30/26	15,000	14,156
#Owens-Brockway Glass Container 144A 5.875% 8/15/23	37,000	38,642

		112,906

Diversified Financial Services–0.78%
Air Lease 3.00% 9/15/23	45,000	43,057
Berkshire Hathaway 2.75% 3/15/23	25,000	24,927
Credit Suisse Group Funding Guernsey 3.80% 6/9/23	250,000	250,078
•E*TRADE Financial 5.875% 12/29/49	50,000	49,837
#ERAC USA Finance 144A 3.30% 10/15/22	95,000	95,320
Lazard Group 3.625% 3/1/27	25,000	23,740
Mastercard 3.80% 11/21/46	10,000	9,828
National Rural Utilities Cooperative Finance 2.70% 2/15/23	35,000	34,804
2.85% 1/27/25	40,000	39,351
•4.75% 4/30/43	50,000	50,399
•5.25% 4/20/46	20,000	20,873
#Peachtree Corners Funding Trust 144A 3.976% 2/15/25	100,000	97,739

		739,953

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services–0.58%
AT&T 4.35% 6/15/45		35,000	$31,307
4.50% 3/9/48		120,000	108,258
Bell Canada 3.35% 3/22/23	CAD	18,000	13,942
CenturyLink 5.80% 3/15/22		55,000	56,423
6.75% 12/1/23		85,000	87,231
Frontier Communications 8.875% 9/15/20		15,000	16,031
SBA Tower Trust #144A 2.24% 4/16/18		35,000	35,076
#144A 2.898% 10/15/19		25,000	25,190
Verizon Communications 4.125% 8/15/46		175,000	159,027
4.862% 8/21/46		20,000	20,346

			552,831

Electric Utilities–2.48%
#American Transmission Systems 144A 5.25% 1/15/22		75,000	83,098
Appalachian Power 4.45% 6/1/45		25,000	25,647
Berkshire Hathaway Energy 3.75% 11/15/23		145,000	151,849
Black Hills 3.15% 1/15/27		20,000	19,179
3.95% 1/15/26		15,000	15,344
Cleveland Electric Illuminating 5.50% 8/15/24		40,000	45,278
ComEd Financing III 6.35% 3/15/33		50,000	51,570
Commonwealth Edison 4.35% 11/15/45		45,000	47,179
Consumers Energy 3.25% 8/15/46		75,000	66,392
4.10% 11/15/45		10,000	10,346
Dominion Resources 2.85% 8/15/26		65,000	60,981
3.90% 10/1/25		75,000	76,709
DTE Energy 2.85% 10/1/26		50,000	46,547
3.30% 6/15/22		40,000	40,739
Duke Energy 2.65% 9/1/26		10,000	9,353
4.80% 12/15/45		30,000	31,835
Duke Energy Carolinas 3.875% 3/15/46		15,000	14,711
•Emera 6.75% 6/15/76		70,000	75,250
#Emera US Finance 144A 4.75% 6/15/46		130,000	131,614
Enel Americas 4.00% 10/25/26		10,000	9,559

LVIP Delaware Foundation® Moderate Allocation Fund–22

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Entergy 2.95% 9/1/26	10,000	$9,374
4.00% 7/15/22	35,000	36,643
Entergy Louisiana 4.05% 9/1/23	90,000	94,405
Entergy Mississippi 2.85% 6/1/28	40,000	38,037
Exelon 3.95% 6/15/25	35,000	36,044
#Fortis 144A 3.055% 10/4/26	90,000	84,350
Great Plains Energy 4.85% 6/1/21	20,000	21,327
Indiana Michigan Power 3.20% 3/15/23	55,000	55,603
4.55% 3/15/46	15,000	15,621
IPALCO Enterprises 5.00% 5/1/18	35,000	36,313
ITC Holdings 3.25% 6/30/26	15,000	14,601
Kansas City Power & Light 3.65% 8/15/25	65,000	65,195
LG&E & KU Energy 4.375% 10/1/21	130,000	138,494
#Massachusetts Electric 144A 4.004% 8/15/46	95,000	91,443
#Metropolitan Edison 144A 4.00% 4/15/25	35,000	35,298
#New York State Electric & Gas 144A 3.25% 12/1/26	45,000	44,861
NextEra Energy Capital Holdings 2.40% 9/15/19	55,000	55,346
3.625% 6/15/23	25,000	25,453
NV Energy 6.25% 11/15/20	45,000	51,076
Pennsylvania Electric 5.20% 4/1/20	70,000	75,019
Public Service of New Hampshire 3.50% 11/1/23	30,000	30,608
Public Service of Oklahoma 5.15% 12/1/19	60,000	64,563
Southern 2.75% 6/15/20	60,000	60,563
3.25% 7/1/26	55,000	53,636
4.40% 7/1/46	5,000	4,966
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	20,000	20,296
Wisconsin Electric Power 4.30% 12/15/45	25,000	25,895
Xcel Energy 3.30% 6/1/25	50,000	50,100

		2,348,310

Electronic Equipment, Instruments & Components–0.05%
Analog Devices 2.50% 12/5/21	10,000	9,920
3.50% 12/5/26	35,000	34,748

		44,668

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Equity Real Estate Investment Trusts–1.05%
Alexandria Real Estate Equities 3.95% 1/15/27	15,000	$14,964
American Tower 2.25% 1/15/22	10,000	9,590
2.80% 6/1/20	10,000	10,013
4.00% 6/1/25	55,000	55,236
4.40% 2/15/26	30,000	30,712
#American Tower Trust I 144A 3.07% 3/15/23	50,000	49,643
AvalonBay Communities 2.95% 5/11/26	145,000	138,585
Communications Sales & Leasing 8.25% 10/15/23	25,000	26,625
Corporate Office Properties 3.60% 5/15/23	35,000	33,726
5.25% 2/15/24	45,000	46,950
Crown Castle International 5.25% 1/15/23	55,000	59,400
CubeSmart 3.125% 9/1/26	45,000	42,497
DDR 7.50% 4/1/17	20,000	20,277
7.875% 9/1/20	40,000	46,619
Education Realty Operating Partnership 4.60% 12/1/24	40,000	39,936
GEO Group 5.125% 4/1/23	15,000	14,475
Hospitality Properties Trust 4.50% 3/15/25	40,000	39,056
Host Hotels & Resorts 3.75% 10/15/23	30,000	29,495
4.50% 2/1/26	15,000	15,220
#Iron Mountain US Holdings 144A 5.375% 6/1/26	30,000	29,175
Kite Realty Group 4.00% 10/1/26	15,000	14,382
Lifestorage 3.50% 7/1/26	30,000	28,851
#MGM Growth Properties Operating Partnership 144A 4.50% 9/1/26	35,000	33,775
UDR 4.00% 10/1/25	130,000	133,306
WP Carey 4.60% 4/1/24	35,000	35,524

		998,032

Food & Staples Retailing–0.49%
#Albertsons 144A 5.75% 3/15/25	55,000	54,587
CVS Health 3.875% 7/20/25	52,000	53,738
KFC Holding #144A 5.00% 6/1/24	14,000	14,333
#144A 5.25% 6/1/26	12,000	12,210
Sysco 3.30% 7/15/26	170,000	167,164
Walgreens Boots Alliance 3.10% 6/1/23	115,000	114,405

LVIP Delaware Foundation® Moderate Allocation Fund–23

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
Walgreens Boots Alliance (continued)
3.45% 6/1/26	50,000	$49,178

		465,615

Food Products–0.23%
Aramark Services #144A 4.75% 6/1/26	5,000	4,963
#144A 5.125% 1/15/24	45,000	46,519
#Arcor SAIC 144A 6.00% 7/6/23	5,000	5,225
JBS USA Finance #144A 5.75% 6/15/25	25,000	25,437
#144A 5.875% 7/15/24	45,000	46,687
Lamb Weston Holdings #144A 4.625% 11/1/24	25,000	25,125
#144A 4.875% 11/1/26	25,000	24,797
#Post Holdings 144A 5.00% 8/15/26	45,000	43,200

		221,953

Gas Utilities–0.26%
AmeriGas Partners 5.50% 5/20/25	50,000	50,687
5.875% 8/20/26	20,000	20,400
Dominion Gas Holdings 4.60% 12/15/44	30,000	29,966
#KeySpan Gas East 144A 2.742% 8/15/26	50,000	47,526
Southern Co. Gas Capital 3.25% 6/15/26	40,000	39,110
3.95% 10/1/46	65,000	60,400

		248,089

Health Care Equipment & Supplies–0.50%
Abbott Laboratories 4.90% 11/30/46	80,000	82,430
#Hill-Rom Holdings 144A 5.75% 9/1/23	50,000	51,875
Thermo Fisher Scientific 3.00% 4/15/23	220,000	216,537
Zimmer Biomet Holdings 3.375% 11/30/21	35,000	35,376
4.625% 11/30/19	80,000	84,669

		470,887

Health Care Providers & Services–0.19%
DaVita 5.00% 5/1/25	55,000	54,244
HCA 5.375% 2/1/25	45,000	45,169
HealthSouth 5.125% 3/15/23	10,000	9,950
5.75% 11/1/24	10,000	10,175
5.75% 9/15/25	10,000	10,000
#Highmark 144A 6.125% 5/15/41	5,000	4,641

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
New York and Presbyterian Hospital 4.063% 8/1/56		40,000	$37,531
#Universal Health Services 144A 5.00% 6/1/26		10,000	9,800

			181,510

Hotels, Restaurants & Leisure–0.23%
#Boyd Gaming 144A 6.375% 4/1/26		75,000	81,150
Marriott International 3.125% 6/15/26		45,000	42,680
3.75% 3/15/25		35,000	34,977
4.50% 10/1/34		5,000	4,911
MGM Resorts International 4.625% 9/1/26		55,000	53,213

			216,931

Household Durables–0.09%
Lennar 4.875% 12/15/23		45,000	44,775
Pultegroup 5.00% 1/15/27		45,000	42,919

			87,694

Household Products–0.11%
#ACCO Brands 144A 5.25% 12/15/24		20,000	20,188
#Scotts Miracle-Gro 144A 5.25% 12/15/26		50,000	50,125
Tempur Sealy International 5.50% 6/15/26		35,000	35,263

			105,576

Independent Power & Renewable Electricity Producers–0.10%
#AES Gener 144A 5.25% 8/15/21		10,000	10,506
Calpine #144A 5.25% 6/1/26		30,000	29,700
5.375% 1/15/23		20,000	19,650
Dynegy 7.625% 11/1/24		38,000	35,245

			95,101

Industrial Conglomerates–0.15%
General Electric 2.10% 12/11/19		35,000	35,271
4.25% 1/17/18	NZD	40,000	28,113
5.55% 5/4/20		25,000	27,661
6.00% 8/7/19		50,000	55,263

			146,308

Insurance–0.73%
Allstate 3.28% 12/15/26		35,000	35,189
Berkshire Hathaway Finance 2.90% 10/15/20		50,000	51,235
#Liberty Mutual Group 144A 4.95% 5/1/22		15,000	16,386

LVIP Delaware Foundation® Moderate Allocation Fund–24

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
MetLife 6.40% 12/15/36	50,000	$54,125
6.817% 8/15/18	130,000	140,185
#Principal Life Global Funding II 144A 3.00% 4/18/26	145,000	141,119
Prudential Financial 4.50% 11/15/20	20,000	21,450
•5.375% 5/15/45	30,000	30,750
TIAA Asset Management Finance #144A 2.95% 11/1/19	35,000	35,628
#144A 4.125% 11/1/24	75,000	75,878
#USI 144A 7.75% 1/15/21	5,000	5,103
XLIT 4.45% 3/31/25	25,000	24,832
5.50% 3/31/45	40,000	38,087
•6.50% 10/29/49	25,000	19,563

		689,530

Internet Software & Services–0.03%
Zayo Group 6.00% 4/1/23	30,000	31,350

		31,350

IT Services–0.20%
Fidelity National Information Services 3.00% 8/15/26	20,000	18,817
5.00% 10/15/25	70,000	76,373
First Data #144A 5.75% 1/15/24	40,000	41,425
#144A 7.00% 12/1/23	49,000	52,307

		188,922

Machinery–0.13%
Crane 2.75% 12/15/18	10,000	10,130
4.45% 12/15/23	55,000	56,973
Parker-Hannifin 3.30% 11/21/24	5,000	5,069
Roper Technologies 2.80% 12/15/21	25,000	25,017
3.80% 12/15/26	25,000	25,243

		122,432

Media–1.12%
21st Century Fox America 4.95% 10/15/45	60,000	61,899
CC Holdings GS V 3.849% 4/15/23	15,000	15,265
CCO Holdings #144A 5.125% 5/1/23	45,000	46,463
#144A 5.75% 2/15/26	5,000	5,187
Charter Communications Operating 4.908% 7/23/25	75,000	79,180
CSC Holdings 5.25% 6/1/24	13,000	12,740
DISH DBS 7.75% 7/1/26	25,000	28,250

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
GLP Capital 5.375% 4/15/26	50,000	$52,270
#Gray Television 144A 5.125% 10/15/24	20,000	19,400
Lamar Media 5.75% 2/1/26	20,000	21,125
#Midcontinent Communications 144A 6.875% 8/15/23	40,000	42,800
#Nexstar Escrow 144A 5.625% 8/1/24	40,000	39,800
#Sinclair Television Group 144A 5.125% 2/15/27	45,000	42,975
Sirius XM Radio #144A 5.375% 4/15/25	15,000	14,963
#144A 5.375% 7/15/26	50,000	49,000
#Sky 144A 3.75% 9/16/24	200,000	200,968
Time Warner 3.80% 2/15/27	70,000	69,747
Time Warner Cable 7.30% 7/1/38	125,000	154,224
Tribune Media 5.875% 7/15/22	55,000	56,169
Viacom 3.45% 10/4/26	30,000	27,782
WPP Finance 2010 5.625% 11/15/43	15,000	16,138

		1,056,345

Metals & Mining–0.17%
ArcelorMittal 6.125% 6/1/25	35,000	38,500
#Freeport-McMoRan 144A 6.50% 11/15/20	25,000	25,813
#Lundin Mining 144A 7.50% 11/1/20	8,000	8,550
Southern Copper 5.875% 4/23/45	25,000	24,660
#Steel Dynamics 144A 5.00% 12/15/26	40,000	39,950
#Teck Resources 144A 8.00% 6/1/21	25,000	27,563

		165,036

Multi-Utilities–0.36%
Ameren Illinois 9.75% 11/15/18	170,000	194,368
CMS Energy 6.25% 2/1/20	30,000	33,208
Louisville Gas & Electric 4.375% 10/1/45	10,000	10,535
NiSource Finance 6.125% 3/1/22	40,000	46,182
SCANA 4.125% 2/1/22	55,000	55,632

		339,925

Oil, Gas & Consumable Fuels–1.82%
Anadarko Petroleum 6.60% 3/15/46	95,000	117,589
#Antero Resources 144A 5.00% 3/1/25	110,000	108,131

LVIP Delaware Foundation® Moderate Allocation Fund–25

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
BP Capital Markets 3.216% 11/28/23	35,000	$35,382
3.561% 11/1/21	20,000	20,891
3.723% 11/28/28	30,000	30,525
Buckeye Partners 3.95% 12/1/26	35,000	34,131
ConocoPhillips 4.95% 3/15/26	90,000	99,542
Ecopetrol 7.375% 9/18/43	10,000	10,175
Enbridge 4.25% 12/1/26	25,000	25,648
•6.00% 1/15/77	35,000	35,000
Energy Transfer Equity 7.50% 10/15/20	35,000	39,200
Energy Transfer Partners 6.125% 12/15/45	50,000	53,381
9.70% 3/15/19	48,000	55,121
EnLink Midstream Partners 4.85% 7/15/26	25,000	25,265
•Enterprise Products Operating 7.034% 1/15/68	10,000	10,260
Genesis Energy 6.75% 8/1/22	35,000	36,540
Murphy Oil USA 6.00% 8/15/23	50,000	52,375
#Nabors Industries 144A 5.50% 1/15/23	31,000	32,356
Newfield Exploration 5.75% 1/30/22	20,000	21,175
Noble Energy 5.05% 11/15/44	35,000	35,233
Petrobras Global Finance 6.25% 3/17/24	12,000	11,540
8.375% 5/23/21	5,000	5,400
Petroleos Mexicanos #144A 6.50% 3/13/27	90,000	92,947
6.625% 6/15/35	40,000	39,600
Plains All American Pipeline 4.50% 12/15/26	15,000	15,246
8.75% 5/1/19	95,000	108,211
Regency Energy Partners 5.00% 10/1/22	15,000	15,915
5.50% 4/15/23	40,000	41,500
Shell International Finance 2.875% 5/10/26	10,000	9,680
3.75% 9/12/46	40,000	36,901
4.00% 5/10/46	70,000	67,108
Southwestern Energy 6.70% 1/23/25	50,000	51,375
Targa Resources Partners #144A 5.125% 2/1/25	20,000	19,925
#144A 5.375% 2/1/27	25,000	24,875
Tesoro Logistics 5.25% 1/15/25	40,000	41,000
•Transcanada Trust 5.875% 8/15/76	40,000	41,700

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#Transocean Proteus 144A 6.25% 12/1/24	15,000	$15,216
Williams Partners 7.25% 2/1/17	85,000	85,334
Woodside Finance #144A 3.70% 9/15/26	5,000	4,899
#144A 8.75% 3/1/19	85,000	95,967
YPF #144A 8.50% 7/28/25	5,000	5,083
#•144A 26.333% 7/7/20	10,000	11,450

		1,718,792

Paper & Forest Products–0.28%
Georgia-Pacific 8.00% 1/15/24	110,000	140,597
International Paper 4.40% 8/15/47	45,000	42,700
5.15% 5/15/46	80,000	83,748

		267,045

Pharmaceuticals–0.46%
AbbVie 3.20% 5/14/26	70,000	66,733
#Mallinckrodt International Finance 144A 5.50% 4/15/25	50,000	45,000
#Mylan 144A 3.95% 6/15/26	90,000	84,389
Pfizer 3.00% 12/15/26	50,000	49,423
Shire Acquisitions Investments Ireland 2.40% 9/23/21	50,000	48,353
2.875% 9/23/23	50,000	47,594
Teva Pharmaceutical Finance Netherlands III 2.80% 7/21/23	95,000	90,059

		431,551

Road & Rail–0.20%
Burlington Northern Santa Fe 4.70% 9/1/45	90,000	98,745
CSX 2.60% 11/1/26	10,000	9,381
3.80% 11/1/46	85,000	79,143

		187,269

Software–0.06%
CDK Global 5.00% 10/15/24	35,000	34,125
Oracle 4.00% 7/15/46	25,000	23,973

		58,098

Specialty Retail–0.19%
L Brands 6.75% 7/1/36	25,000	25,437
Lowe’s 3.70% 4/15/46	65,000	60,832
Starbucks 2.45% 6/15/26	25,000	23,889
Target 3.625% 4/15/46	70,000	65,215

		175,373

Technology Hardware, Storage & Peripherals–0.08%
Apple 3.45% 2/9/45	15,000	13,274

LVIP Delaware Foundation® Moderate Allocation Fund–26

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Technology Hardware, Storage & Peripherals (continued)
Apple (continued)
3.85% 8/4/46	35,000	$33,622
#Western Digital 144A 7.375% 4/1/23	25,000	27,563

		74,459

Textiles, Apparel & Luxury Goods–0.14%
#Hanesbrands 144A 4.875% 5/15/26	60,000	58,950
#INVISTA Finance 144A 4.25% 10/15/19	45,000	44,838
Levi Strauss 5.00% 5/1/25	25,000	25,125

		128,913

Tobacco–0.11%
Altria Group 3.875% 9/16/46	55,000	50,976
Reynolds American 4.00% 6/12/22	5,000	5,236
4.45% 6/12/25	45,000	47,593

		103,805

Trading Companies & Distributors–0.06%
#HD Supply 144A 5.75% 4/15/24	50,000	52,910

		52,910

Wireless Telecommunication Services–0.49%
#Crown Castle Towers 144A 4.883% 8/15/20	190,000	202,500
#Deutsche Telekom International Finance 144A 2.485% 9/19/23	150,000	143,498
Level 3 Financing 5.375% 5/1/25	20,000	20,450
Sprint Communications #144A 7.00% 3/1/20	25,000	27,187
#144A 9.00% 11/15/18	25,000	27,625
T-Mobile USA 6.125% 1/15/22	40,000	42,300

		463,560

Total Corporate Bonds (Cost $19,300,167)		19,196,289

MUNICIPAL BONDS–0.35%
Bay Area Toll Authority
(Build America Bonds) Series S3 6.907% 10/1/50	45,000	63,438
California State Various Purposes
(Build America Bonds) 7.55% 4/1/39	35,000	51,823
Commonwealth of Massachusetts Series C 5.00% 10/1/25	25,000	30,205
New Jersey Turnpike Authority
(Build America Bonds) Series A 7.102% 1/1/41	25,000	35,004

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
New Jersey Turnpike Authority (continued)
(Build America Bonds) Series F 7.414% 1/1/40	15,000	$21,678
New York, New York Series C 5.00% 8/1/26	5,000	5,960
Series C 5.00% 8/1/27	10,000	11,831
Oregon State Taxable Pension 5.892% 6/1/27	35,000	42,501
South Carolina Public Service Authority Series D 4.77% 12/1/45	15,000	15,454
Texas Water Development Board Water Implementation Revenue 5.00% 10/15/46	35,000	39,968
Series A 5.00% 10/15/45	15,000	16,953

Total Municipal Bonds (Cost $346,818)		334,815

NON-AGENCY ASSET-BACKED SECURITIES–0.93%
Ally Master Owner Trust Series 2014-4 A2 1.43% 6/17/19	65,000	65,038
#Avis Budget Rental Car Funding AESOP Series 2013-1A A 144A 1.92% 9/20/19	100,000	99,497
BA Credit Card Trust •Series 2014-A2 A 0.974% 9/16/19	30,000	30,006
•Series 2014-A3 A 0.994% 1/15/20	35,000	35,024
Capital One Multi-Asset Execution Trust •Series 2007-A5 A5 0.744% 7/15/20	100,000	99,894
•Series 2016-A1 A1 1.154% 2/15/22	65,000	65,264
•CNH Equipment Trust Series 2016-B A2B 1.104% 10/15/19	10,000	10,013
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	28,210	28,213
#HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44	47,750	42,271
•Mercedes-Benz Auto Lease Trust Series 2016-A A2B 1.264% 7/16/18	20,326	20,351
#•Mercedes-Benz Master Owner Trust Series 2016-AA A 144A 1.284% 5/15/20	100,000	100,320
#•Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 144A 2.106% 9/27/21	20,000	20,054
•Nissan Auto Lease Trust Series 2015-B A2B 1.234% 12/15/17	15,100	15,115

LVIP Delaware Foundation® Moderate Allocation Fund–27

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•PFS Financing Series 2015-AA A 144A 1.324% 4/15/20	100,000	$99,795
#Volkswagen Credit Auto Master Trust Series 2014-1A A2 144A 1.40% 7/22/19	95,000	94,934
•Wells Fargo Dealer Floorplan Master Note Trust Series 2014-2 A 1.189% 10/20/19	50,000	50,011

Total Non-Agency Asset-Backed Securities (Cost $880,539)		875,800

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.10%
fAmerican Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	4,994	4,940
Bank of America Alternative Loan Trust Series 2005-6 7A1 5.50% 7/25/20	706	680
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	17,494	17,435
JPMorgan Mortgage Trust Series 2006-S1 1A1 6.00% 4/25/36	21,800	22,292
#•Sequoia Mortgage Trust Series 2014-2 A4 144A 3.50% 7/25/44	43,164	43,073
◆Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34	8,999	9,194

Total Non-Agency Collateralized Mortgage Obligations (Cost $98,048)		97,614

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES– 1.94%
•Banc of America Commercial Mortgage Trust Series 2007-4 AM 5.814% 2/10/51	40,000	40,736
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PWR18 A4 5.70% 6/11/50	21,501	21,962
CD Mortgage Trust Series 2016-CD2 A3 3.248% 11/10/49	30,000	30,254

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Mortgage Trust (continued)
•Series 2016-CD2 A4 3.526% 11/10/49	25,000	$25,704
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	55,000	56,823
Citigroup Commercial Mortgage Trust •Series 2007-C6 AM 5.711% 12/10/49	20,000	20,287
Series 2014-GC25 A4 3.635% 10/10/47	40,000	41,419
Series 2015-GC27 A5 3.137% 2/10/48	50,000	49,922
Series 2016-P3 A4 3.329% 4/15/49	35,000	35,160
Series 2016-P5 A4 2.941% 10/10/49	30,000	29,092
COMM Mortgage Trust #Series 2013-CR6 AM 144A 3.147% 3/10/46	35,000	34,984
Series 2014-CR19 A5 3.796% 8/10/47	25,000	26,193
Series 2014-CR20 AM 3.938% 11/10/47	80,000	82,725
#Series 2015-3BP A 144A 3.178% 2/10/35	100,000	99,982
Series 2015-CR23 A4 3.497% 5/10/48	20,000	20,489
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	16,051	16,046
DB-JPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	65,000	65,614
Series 2016-C3 A5 2.89% 9/10/49	40,000	38,996
#•DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.685% 11/10/46	100,000	110,360
#GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	100,000	103,742
GS Mortgage Securities Trust Series 2014-GC24 A5 3.931% 9/10/47	55,000	58,052
Series 2015-GC32 A4 3.764% 7/10/48	30,000	31,338
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	85,000	88,323

LVIP Delaware Foundation® Moderate Allocation Fund–28

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	70,000	$69,714
Series 2016-C4 A3 3.141% 12/15/49	45,000	44,731
JPMorgan Chase Commercial Mortgage Securities Trust •Series 2005-CB11 E 5.524% 8/12/37	10,000	10,508
•Series 2005-LDP5 D 5.524% 12/15/44	20,000	19,961
Series 2013-LC11 B 3.499% 4/15/46	30,000	30,299
Series 2015-JP1 A5 3.914% 1/15/49	30,000	31,622
Series 2016-JP2 A4 2.822% 8/15/49	45,000	43,616
•Series 2016-JP3 B 3.397% 8/15/49	15,000	14,647
#Series 2016-WIKI A 144A 2.798% 10/5/31	20,000	20,081
#Series 2016-WIKI B 144A 3.201% 10/5/31	30,000	30,195
LB-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	1,486	1,486
•Series 2006-C6 AJ 5.452% 9/15/39	25,379	22,773
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17 A5 3.741% 8/15/47	30,000	31,282
Series 2015-C23 A4 3.719% 7/15/50	100,000	103,704
Series 2015-C26 A5 3.531% 10/15/48	45,000	46,092
Series 2016-C29 A4 3.325% 5/15/49	30,000	30,055
UBS Commercial Mortgage Trust Series 2012-C1 A3 3.40% 5/10/45	34,583	36,031
Wells Fargo Commercial Mortgage Trust Series 2015-NXS3 A4 3.617% 9/15/57	60,000	61,800
Series 2016-BNK1 A3 2.652% 8/15/49	50,000	47,793
WF-RBS Commercial Mortgage Trust Series 2012-C10 A3 2.875% 12/15/45	15,000	15,172

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $1,880,135)		1,839,765

		Principal Amount°	Value (U.S. $)

ΔREGIONAL BONDS–0.28%
Australia–0.14%
New South Wales Treasury 3.00% 3/20/28	AUD	119,400	$84,741
4.00% 5/20/26	AUD	21,000	16,452
Queensland Treasury #144A 2.75% 8/20/27	AUD	15,000	10,321
#144A 3.25% 7/21/28	AUD	29,000	20,719

			132,233

Canada–0.14%
Province of British Columbia Canada 2.25% 6/2/26		40,000	38,098
Province of Manitoba Canada 2.125% 6/22/26		40,000	37,361
Province of Ontario Canada 3.45% 6/2/45	CAD	11,000	8,537
Province of Quebec Canada 6.00% 10/1/29	CAD	50,000	49,610

			133,606

Total Regional Bonds (Cost $289,094)			265,839

«SENIOR SECURED LOANS–4.39%
Accudyne Industries (Hamilton Sundstrand Industrial) 1st Lien 4.00% 12/13/19		45,000	42,662
Aercap Tranche B 1st Lien 3.00% 10/20/22		130,000	130,780
Air Medical Group Holdings Tranche B 1st Lien 4.25% 4/28/22		108,898	108,915
Amaya Holdings 1st Lien 5.00% 8/1/21		104,672	105,275
American Airlines 1st Lien 3.25% 12/15/23		105,000	105,696
Applied Systems 1st Lien 4.00% 1/23/21		109,705	110,940
Applied Systems 2nd Lien 7.50% 1/23/22		40,000	40,510
Aramark Tranche E 3.338% 9/7/19		36,295	36,709
Avago Technologies Cayman Finance Tranche B3 1st Lien 3.704% 2/1/23		26,921	27,347
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20		40,000	40,558
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		109,424	110,638
Blue Ribbon (Pabst) 1st Lien 5.00% 11/13/21		40,000	39,850
Builders FirstSource Tranche B 1st Lien 4.75% 7/31/22		114,425	115,727
BWAY Holding 1st Lien 4.75% 9/9/23		40,000	40,183

LVIP Delaware Foundation® Moderate Allocation Fund–29

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Cablevision Tranche B 1st Lien 3.876% 10/11/24	110,000	$111,375
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21	79,898	80,622
Calpine Construction Finance 1st Lien 3.02% 5/3/20	55,000	55,046
Community Health Systems Tranche F 1st Lien 4.185% 12/31/18	13,513	13,324
FCA US Tranche B 1st Lien 3.50% 5/24/17	2,847	2,859
First Data 1st Lien 3.756% 3/24/21	194,174	196,669
First Eagle Holdings Tranche B 1st Lien 4.998% 12/1/22	64,673	65,401
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19	102,921	103,314
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	64,675	65,888
Gardner Denver 1st Lien 4.25% 7/30/20	64,666	64,122
Gates Global 1st Lien 4.25% 7/6/21	40,000	40,090
HCA Tranche B6 1st Lien 4.02% 3/17/23	72,949	73,961
Hilton Worldwide Finance Tranche B1 1st Lien 3.50% 10/26/20	11,644	11,765
Hilton Worldwide Finance Tranche B2 1st Lien 3.256% 10/25/23	158,313	160,361
Ineos US Finance Tranche B 1st Lien 3.75% 12/15/20	44,772	45,056
inVentive Group Holdings Tranche B 1st Lien 4.75% 11/9/23	155,000	156,633
JC Penney Tranche B 1st Lien 5.25% 6/23/23	114,281	114,971
KIK Custom Products 1st Lien 6.00% 8/26/22	154,445	156,183
Kinetic Concepts 1st Lien 5.00% 11/4/20	104,736	105,205
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20	60,000	60,900
Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	85,785	86,670
Nexstar Broadcasting Tranche B 1st Lien 3.00% 9/26/23	215,000	217,183
NXP Tranche B1 1st Lien 3.405% 12/7/20	40,000	40,268
ON Semiconductor Tranche B 1st Lien 4.02% 3/31/23	104,738	106,261
PQ 1st Lien 5.25% 11/4/22	99,750	101,215
Republic of Angola (Unsecured) 7.57% 12/16/23	63,000	52,290

		Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Scientific Games International 1st Lien 6.00% 10/18/20		40,000	$40,579
Sinclair Broadcasting Tranche B1 1st Lien 3.52% 7/31/21		50,000	50,125
Sinclair Television Tranche B2 1st Lien 2.25% 1/31/24		45,000	45,056
Solera Holdings Tranche B 1st Lien 5.75% 3/3/23		39,700	40,295
Spectrum Brands Tranche B 1st Lien 3.25% 6/23/22		13,834	14,043
TransDigm Tranche F 1st Lien 3.77% 6/9/23		89,550	90,591
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20		189,466	190,751
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19		38,410	38,694
Virgin Media Bristol 1st Lien 2.75% 1/31/25		125,000	125,743
WideOpenWest Finance Tranche B 1st Lien 4.50% 8/19/23		104,738	106,009
Windstream Services Tranche B6 1st Lien 4.75% 3/30/21		64,838	65,466

Total Senior Secured Loans (Cost $4,105,802)			4,150,774

ΔSOVEREIGN BONDS–0.77%
Australia–0.00%
Australia Government Bond 3.75% 4/21/37	AUD	4,000	2,995

			2,995

Brazil–0.02%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/25	BRL	76,000	21,762

			21,762

Canada–0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	11,000	9,005

			9,005

Hungary–0.05%
Hungary Government International Bond 5.75% 11/22/23		40,000	44,429

			44,429

Indonesia–0.09%
Indonesia Treasury Bond 9.00% 3/15/29	IDR	1,113,000,000	87,363

			87,363

LVIP Delaware Foundation® Moderate Allocation Fund–30

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Mexico–0.20%
Mexican Bonos 5.75% 3/5/26	MXN	2,335,700	$100,144
8.00% 6/11/20	MXN	1,695,000	84,187

			184,331

New Zealand–0.07%
New Zealand Government Bond 2.75% 4/15/25	NZD	72,000	48,267
4.50% 4/15/27	NZD	20,000	15,286

			63,553

Peru–0.05%
Peruvian Government International Bond 6.95% 8/12/31	PEN	159,000	48,407

			48,407

Poland–0.11%
Poland Government Bond 2.50% 7/25/26	PLN	330,000	71,782
3.25% 7/25/25	PLN	48,000	11,265
4.00% 10/25/23	PLN	87,000	21,648

			104,695

Portugal–0.00%
#Portugal Government International Bond 144A 5.125% 10/15/24		4,000	3,890

			3,890

Republic of Korea–0.06%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	69,056,828	57,143

			57,143

South Africa–0.06%
South Africa Government Bond 8.00% 1/31/30	ZAR	813,000	53,326

			53,326

United Kingdom–0.03%
United Kingdom Gilt 3.50% 1/22/45	GBP	18,700	31,231

			31,231

Uruguay–0.02%
Uruguay Government International Bond 5.10% 6/18/50		20,000	18,050

			18,050

Total Sovereign Bonds (Cost $805,597)			730,180

		Principal Amount°	Value (U.S. $)

SUPRANATIONAL BANKS–0.09%
International Bank for Reconstruction & Development 3.50% 1/22/21	NZD	93,000	$64,861
4.625% 10/6/21	NZD	13,000	9,471
International Finance 3.625% 5/20/20	NZD	11,000	7,730

Total Supranational Banks (Cost $80,726)			82,062

U.S. TREASURY OBLIGATIONS–3.04%
U.S. Treasury Bond 2.875% 11/15/46		510,000	492,479
U.S. Treasury Inflation Index Notes 0.125% 4/15/19		412,648	417,914
0.125% 4/15/21		147,888	148,831
U.S. Treasury Notes 1.25% 10/31/21		1,220,000	1,183,162
1.50% 8/15/26		685,000	630,040

Total U.S. Treasury Obligations (Cost $2,942,717)			2,872,426

		Number of Shares

MONEY MARKET FUND–0.08%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)		80,293	80,293

Total Money Market Fund (Cost $80,293)			80,293

		Principal Amount°

SHORT-TERM INVESTMENT–3.13%
≠Discounted Commercial Paper–3.13%
BNP Paribas 0.52% 1/3/17		2,960,000	2,959,914

Total Short-Term Investment (Cost $2,959,914)			2,959,914

LVIP Delaware Foundation® Moderate Allocation Fund–31

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–102.82% (Cost $84,455,542)	$97,313,979
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.82%)	(2,667,171)

NET ASSETS APPLICABLE TO 6,629,321 SHARES OUTSTANDING–100.00%	$94,646,808

NET ASSET VALUE PER SHARE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND STANDARD CLASS ($82,784,016 / 5,815,687 Shares)	$14.235

NET ASSET VALUE PER SHARE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND SERVICE CLASS ($11,862,792 / 813,634 Shares)	$14.580

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$80,685,500
Distributions in excess of net investment income	(47,523)
Accumulated net realized gain on investments.	1,180,984
Net unrealized appreciation of investments, foreign currencies and derivatives	12,827,847

Total net assets	$94,646,808

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $6,691,671, which represents 7.07% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

«

Includes $25,705 cash collateral held at broker for futures contracts, $82 foreign currencies collateral held at broker for futures contracts, $16,256 cash collateral held at broker for swaps contracts, $55,252 due to manager and affiliates, $17,374 expense reimbursement from Lincoln Investment Advisors Corporation, $4,443,062 payable for securities purchased and $607,006 payable for fund shares redeemed as of December 31, 2016.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $123,626, which represents 0.13% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2016.

LVIP Delaware Foundation® Moderate Allocation Fund–32

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(278,854)	USD	207,598	1/27/17	$6,517
BAML	CAD	(112,856)	USD	85,009	1/27/17	924
BAML	EUR	75,974	USD	(81,644)	1/27/17	(1,545)
BAML	JPY	1,938,640	USD	(17,016)	1/27/17	(401)
BAML	NZD	(89,770)	USD	63,551	1/27/17	1,252
BNP	AUD	74,209	USD	(55,338)	1/27/17	(1,826)
BNP	BRL	167,529	USD	(49,266)	1/27/17	1,761
BNP	NOK	(109,708)	USD	13,144	1/27/17	436
BNP	ZAR	(596,886)	USD	43,039	1/27/17	(173)
HSBC	GBP	27,878	USD	(35,522)	1/27/17	(1,137)
JPMC	KRW	(65,187,280)	USD	55,659	1/26/17	1,669
JPMC	PLN	(26,137)	USD	6,220	1/27/17	(22)
TD	EUR	(43,716)	USD	46,923	1/27/17	834
TD	JPY	(1,839,899)	USD	16,137	1/27/17	369

						$8,658

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(29)	U.S. Treasury 10 yr Notes - Interest Rate Contract	$(3,571,965)	$(3,604,156)	3/23/17	$(32,191)
7	U.S. Treasury Long Bonds - Interest Rate Contract	1,052,908	1,054,594	3/23/17	1,686

					$(30,505)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments (Receipts)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased:
HSBC	CDX.EM.26[3]	25,000	1.00%	12/20/21	$1,654	$(84)
	Protection Sold:
HSBC	CDX.EM.26[3]	570,000	1.00%	12/20/21	(34,502)	(1,281)

						$(1,365)

Interest Rate Swap Contracts

Counterparty & Swap Referenced Obligation	Notional Value[2]	Fixed Interest Rate (Paid) Received	Floating Interest Rate Paid (Received)	Termination Date	Unrealized Appreciation (Depreciation)
CME-BAML IRS 3-Month USD LIBOR	80,000	2.767%	0.997%	12/21/46	$(2,386)
LCH-BAML IRS 3-Month USD LIBOR	40,000	2.716%	0.998%	12/22/46	(1,150)

					$(3,536)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

LVIP Delaware Foundation® Moderate Allocation Fund–33

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

3Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia. Constituents for the index can be found at www.markit.com/Documentation.

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BA–Bank of America

BAML–Bank of America Merrill Lynch

BB–Barclays Bank

BNP–BNP Paribas

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CME–Chicago Mercantile Exchange

DB–Deutsche Bank

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

EUR–Euro

FREMF–Freddie Mac Multifamily

FTSE–Financial Times Stock Exchange

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GS–Goldman Sachs

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

IRS–Interest Rate Swap

IT–Information Technology

JPM–JPMorgan

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LCH–London Clearing House

LB–Lehman Brothers

LIBOR–London InterBank Offered Rate

MXN–Mexican Peso

NOK–Norwegian Krone

NZD–New Zealand Dollar

PEN–Peruvian Nuevo Sol

PLN–Polish Zloty

RBS–Royal Bank of Scotland

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

TD–Toronto Dominion Securities

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–34

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$1,208,827
Interest	1,038,753
Foreign tax withheld	(45,389)

2,202,191

EXPENSES:
Management fees	733,714
Pricing fees	66,289
Professional fees	64,970
Custodian fees	34,710
Reports and statements to shareholders	26,533
Distribution fees-Service Class	26,061
Accounting and administration expenses	24,301
Trustees’ fees and expenses	2,613
Consulting fees.	1,754
Other	878

981,823
Less management fees waived	(97,828)
Less expenses reimbursed	(143,785)

Total operating expenses	740,210

NET INVESTMENT INCOME	1,461,981

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	2,629,467
Foreign currencies	(58,131)
Foreign currency exchange contracts	(34,213)
Futures contracts	(58,377)
Options purchased	7,262
Options written	(11,043)
Swap contracts	57,703

Net realized gain	2,532,668

Net change in unrealized appreciation (depreciation) of:
Investments**	437,885
Foreign currencies	(2,243)
Foreign currency exchange contracts	11,997
Futures contracts	(5,081)
Swap contracts	(9,571)

Net change in unrealized appreciation (depreciation) .	432,987

NET REALIZED AND UNREALIZED GAIN	2,965,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.	$4,427,636

*Includes $100 capital gains taxes paid.

**Includes $200 capital gains taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,461,981	$1,899,259
Net realized gain	2,532,668	5,186,095
Net change in unrealized appreciation (depreciation)	432,987	(8,201,283)

Net increase (decrease) in net assets resulting from operations	4,427,636	(1,115,929)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,579,117)	(2,068,207)
Service Class	(189,223)	(176,440)
Net realized gain:
Standard Class	(4,376,738)	(3,109,087)
Service Class	(557,401)	(272,229)

	(6,702,479)	(5,625,963)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,054,447	10,958,735
Service Class	2,948,053	2,491,528
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,955,855	5,177,294
Service Class	746,624	448,669

	16,704,979	19,076,226

Cost of shares redeemed:
Standard Class	(20,165,164)	(20,538,221)
Service Class	(743,194)	(681,809)

	(20,908,358)	(21,220,030)

Decrease in net assets derived from capital share transactions	(4,203,379)	(2,143,804)

NET DECREASE IN NET ASSETS	(6,478,222)	(8,885,696)
NET ASSETS:
Beginning of year	101,125,030	110,010,726

End of year	$94,646,808	$101,125,030

Distributions in excess of net investment income	$(47,523)	$(59,687)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–35

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14[1]	12/31/13	12/31/12

Net asset value, beginning of period	$14.606	$15.631	$15.878	$14.477	$13.334

Income (loss) from investment operations:
Net investment income[2]	0.223	0.281	0.325	0.295	0.303
Net realized and unrealized gain (loss)	0.456	(0.468)	0.409	1.746	1.199

Total from investment operations	0.679	(0.187)	0.734	2.041	1.502

Less dividends and distributions from:
Net investment income	(0.275)	(0.336)	(0.325)	(0.290)	(0.339)
Net realized gain	(0.775)	(0.502)	(0.656)	(0.350)	(0.020)

Total dividends and distributions	(1.050)	(0.838)	(0.981)	(0.640)	(0.359)

Net asset value, end of period	$14.235	$14.606	$15.631	$15.878	$14.477

Total return[3]	4.65%	(1.15% )	4.63%	14.24%	11.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,784	$91,928	$102,477	$103,403	$89,494
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	1.00%	0.94%	1.00%	1.00%
Ratio of net investment income to average net assets	1.52%	1.79%	2.01%	1.92%	2.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.27%	1.52%	1.80%	1.65%	1.88%
Portfolio turnover.	148%	124%	117%	163%	161%

[1]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–36

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14[1]	12/31/13	12/31/12

Net asset value, beginning of period	$14.938	$15.966	$16.198	$14.761	$13.589

Income (loss) from investment operations:
Net investment income[2]	0.190	0.246	0.290	0.262	0.274
Net realized and unrealized gain (loss)	0.464	(0.476)	0.418	1.777	1.221

Total from investment operations	0.654	(0.230)	0.708	2.039	1.495

Less dividends and distributions from:
Net investment income	(0.237)	(0.296)	(0.284)	(0.252)	(0.303)
Net realized gain	(0.775)	(0.502)	(0.656)	(0.350)	(0.020)

Total dividends and distributions	(1.012)	(0.798)	(0.940)	(0.602)	(0.323)

Net asset value, end of period	$14.580	$14.938	$15.966	$16.198	$14.761

Total return[3]	4.38%	(1.39% )	4.38%	13.96%	11.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,863	$9,197	$7,534	$5,234	$2,665
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.23%	1.25%	1.19%	1.25%	1.25%
Ratio of net investment income to average net assets	1.27%	1.54%	1.76%	1.67%	1.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.02%	1.27%	1.55%	1.40%	1.63%
Portfolio turnover	148%	124%	117%	163%	161%

[1]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–37

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Foundation® Moderate Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement

LVIP Delaware Foundation® Moderate Allocation Fund–38

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $150 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of average daily net assets for the Standard Class and 0.98% for the Service Class. The agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of Board and LIAC.

Delaware Investments Fund Advisers (“DIFA”) (the “Sub-Adviser”), a series of Delaware Management Business Trust, and its affiliate, Jackson Square Partners, LLC (“JSP”), are responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA and JSP a fee based on the Fund’s average daily net assets.

LVIP Delaware Foundation® Moderate Allocation Fund–39

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$5,148
Legal	1,276

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,855 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$17,374
Management fees payable to LIAC	52,772
Distribution fees payable to LFD	2,480

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $95,610 and securities sales of $191,354.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$101,412,059
Purchases of U.S. government securities	39,183,682
Sales other than U.S. government securities	102,364,301
Sales of U.S. government securities	44,492,313

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$85,555,980

Aggregate unrealized appreciation	$16,906,635
Aggregate unrealized depreciation	(5,148,636)

Net unrealized appreciation	$11,757,999

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Delaware Foundation® Moderate Allocation Fund–40

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$862,701	$—	$—	$862,701
Air Freight & Logistics	70,351	—	—	70,351
Airlines	35,386	—	—	35,386
Auto Components	118,991	—	—	118,991
Automobiles	53,372	—	—	53,372
Banks	1,335,500	204,942	—	1,540,442
Beverages	58,593	—	—	58,593
Biotechnology	1,116,362	—	—	1,116,362
Building Products	144,293	—	—	144,293
Capital Markets	1,053,483	—	—	1,053,483
Chemicals	636,821	—	—	636,821
Commercial Services & Supplies	507,122	—	—	507,122
Communications Equipment	429,664	—	—	429,664
Construction & Engineering	127,364	—	—	127,364
Consumer Finance	65,430	—	—	65,430
Containers & Packaging	55,492	—	—	55,492
Diversified Telecommunication Services	792,097	—	—	792,097
Electric Utilities	280,761	—	—	280,761
Electrical Equipment	49,647	—	—	49,647
Electronic Equipment, Instruments & Components.	77,638	—	—	77,638
Energy Equipment & Services	464,689	—	—	464,689
Equity Real Estate Investment Trusts	5,069,416	—	—	5,069,416
Food & Staples Retailing	501,561	—	—	501,561
Food Products	888,472	55,907	—	944,379
Gas Utilities	98,987	—	—	98,987
Health Care Equipment & Supplies	582,220	48,409	—	630,629
Health Care Providers & Services	1,153,811	—	—	1,153,811
Hotels, Restaurants & Leisure	372,326	—	—	372,326
Household Durables	27,192	—	—	27,192
Household Products	147,806	—	—	147,806
Industrial Conglomerates	239,412	—	—	239,412
Insurance	954,548	110,749	—	1,065,297
Internet & Direct Marketing Retail	455,482	—	—	455,482
Internet Software & Services	1,260,902	—	—	1,260,902
IT Services	1,017,273	—	—	1,017,273

LVIP Delaware Foundation® Moderate Allocation Fund–41

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Leisure Products	$—	$49,799	$—	$49,799
Life Sciences Tools & Services	218,840	—	—	218,840
Machinery	206,431	210,683	—	417,114
Media	463,849	—	—	463,849
Metals & Mining	119,050	—	—	119,050
Multiline Retail	76,514	—	—	76,514
Multi-Utilities	64,263	—	—	64,263
Oil, Gas & Consumable Fuels	1,593,586	—	—	1,593,586
Paper & Forest Products	112,591	—	—	112,591
Pharmaceuticals	1,488,985	—	—	1,488,985
Professional Services	354,385	—	—	354,385
Road & Rail	191,555	—	—	191,555
Semiconductors & Semiconductor Equipment	1,224,524	—	—	1,224,524
Software	1,211,005	272,142	—	1,483,147
Specialty Retail	620,722	—	—	620,722
Technology Hardware, Storage & Peripherals	195,736	—	—	195,736
Textiles, Apparel & Luxury Goods	111,819	—	—	111,819
Thrifts & Mortgage Finance	110,196	—	—	110,196
Trading Companies & Distributors	63,261	—	—	63,261
Developed Markets
Aerospace & Defense	169,135	—	—	169,135
Air Freight & Logistics	315,249	—	—	315,249
Auto Components	351,600	—	—	351,600
Automobiles	608,325	—	—	608,325
Banks	1,325,552	—	—	1,325,552
Beverages	371,630	—	—	371,630
Biotechnology	175,601	—	—	175,601
Construction & Engineering	315,537	—	—	315,537
Diversified Telecommunication Services	321,429	—	—	321,429
Food & Staples Retailing	160,427	—	—	160,427
Food Products	201,721	—	—	201,721
Household Durables	204,346	—	—	204,346
Industrial Conglomerates	276,237	—	—	276,237
Insurance	281,942	—	—	281,942
IT Services	237,007	—	—	237,007
Life Sciences Tools & Services	53,768	—	—	53,768
Machinery	165,982	—	—	165,982
Media	96,533	—	—	96,533
Metals & Mining	292,197	—	—	292,197
Multi-Utilities	107,471	—	—	107,471
Oil, Gas & Consumable Fuels	410,781	—	—	410,781
Pharmaceuticals	1,015,001	—	—	1,015,001
Professional Services	209,563	—	—	209,563
Road & Rail	273,597	—	—	273,597
Software	183,243	—	—	183,243
Specialty Retail	187,469	—	—	187,469
Textiles, Apparel & Luxury Goods	473,161	—	—	473,161
Tobacco	256,541	—	—	256,541
Trading Companies & Distributors	403,982	—	—	403,982
Wireless Telecommunication Services	173,360	—	—	173,360

LVIP Delaware Foundation® Moderate Allocation Fund–42

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Emerging Markets
Air Freight & Logistics	$9,656	$—	$—	$9,656
Airlines	17,978	—	—	17,978
Automobiles	69,664	—	—	69,664
Banks	613,230	114,041	—	727,271
Beverages	257,270	—	—	257,270
Building Products	87,806	—	—	87,806
Chemicals	127,182	—	—	127,182
Construction Materials	155,182	—	—	155,182
Diversified Financial Services	32,303	—	—	32,303
Diversified Telecommunication Services	131,072	—	—	131,072
Electronic Equipment, Instruments & Components	101,803	—	—	101,803
Food & Staples Retailing	151,987	—	—	151,987
Food Products	151,519	162,895	—	314,414
Hotels, Restaurants & Leisure	—	36,720	—	36,720
Insurance	88,301	—	—	88,301
Internet & Direct Marketing Retail	157,039	88,060	—	245,099
Internet Software & Services	673,593	118,615	—	792,208
IT Services	47,524	—	—	47,524
Media	100,272	—	—	100,272
Metals & Mining	6,115	—	—	6,115
Multiline Retail	46,706	—	—	46,706
Oil, Gas & Consumable Fuels	829,975	76,082	—	906,057
Pharmaceuticals	65,833	—	—	65,833
Real Estate Management & Development	23,197	35,401	—	58,598
Road & Rail	4,080	—	—	4,080
Semiconductors & Semiconductor Equipment	341,071	—	—	341,071
Technology Hardware, Storage & Peripherals	423,719	—	—	423,719
Wireless Telecommunication Services	747,328	—	—	747,328
Convertible Preferred Stock	87,295	7,684	—	94,979
Exchange-Traded Funds	7,310,656	—	—	7,310,656
Preferred Stock	—	274,060	—	274,060
Agency Asset-Backed Security	—	168	—	168
Agency Collateralized Mortgage Obligations	—	1,289,487	—	1,289,487
Agency Commercial Mortgage-Backed Securities	—	615,753	—	615,753
Agency Mortgage-Backed Securities	—	7,558,985	—	7,558,985
Convertible Bonds	—	487,406	—	487,406
Corporate Bonds	—	19,196,289	—	19,196,289
Municipal Bonds	—	334,815	—	334,815
Non-Agency Asset-Backed Securities	—	875,800	—	875,800
Non-Agency Collateralized Mortgage Obligations	—	97,614	—	97,614
Non-Agency Commercial Mortgage-Backed
Securities	—	1,839,765	—	1,839,765
Regional Bonds	—	265,839	—	265,839
Senior Secured Loans	—	4,098,484	52,290	4,150,774
Sovereign Bonds	—	730,180	—	730,180
Supranational Banks	—	82,062	—	82,062
U.S. Treasury Obligations	—	2,872,426	—	2,872,426
Money Market Fund	80,293	—	—	80,293
Short-Term Investment	—	2,959,914	—	2,959,914

Total	$52,090,513	$45,171,176	$52,290	$97,313,979

LVIP Delaware Foundation® Moderate Allocation Fund–43

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Foreign Currency Exchange Contracts	$—	$8,658	$—	$8,658

Futures Contracts	$(30,505)	$—	$—	$(30,505)

Swap Contracts	$—	$(4,901)	$—	$(4,901)

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$1,766,242	$2,244,647
Long-term capital gains	4,936,237	3,381,316

Total	$6,702,479	$5,625,963

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$80,685,500
Undistributed long-term capital gains	2,210,879
Net unrealized appreciation	11,750,429

Net assets	$94,646,808

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, contingent payment debt instruments, passive foreign investment companies (“PFIC”), mark-to-market of futures contracts and foreign currency contracts, CDS contracts and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, PFICs, contingent payment debt instruments, CDS contracts, redesignation of dividends and distributions, foreign capital gains taxes and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$318,523	$(318,523)

LVIP Delaware Foundation® Moderate Allocation Fund–44

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	484,651	695,505
Service Class	197,133	156,651
Shares issued upon reinvestment of dividends and distributions:
Standard Class	412,888	352,969
Service Class	50,608	29,956

	1,145,280	1,235,081

Shares redeemed:
Standard Class	(1,375,497)	(1,310,869)
Service Class	(49,811)	(42,770)

	(1,425,308)	(1,353,639)

Net decrease	(280,028)	(118,558)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

LVIP Delaware Foundation® Moderate Allocation Fund–45

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Options Contracts–During the year ended December 31, 2016, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2016, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

No options contracts were outstanding at December 31, 2016.

Transactions in options written during the year ended December 31, 2016 for the Fund were as follows:

Call Options	Number of Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	(66,017)	(4,261)
Options expired	66,000	1,605
Options terminated in closing purchase transactions.	17	2,656

Options outstanding at December 31, 2016	—	$—

Put Options	Number of Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	(66,000)	(619)
Options expired	66,000	619

Options outstanding at December 31, 2016	—	$—

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps-An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

LVIP Delaware Foundation® Moderate Allocation Fund–46

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2016, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2016, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2016, the notional value of the protection sold was $570,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2016, the net unrealized depreciation of the protection sold was $1,281.

During the year ended December 31, 2016, the Fund used CDS contracts to hedge against credit events.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its positions in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Net Assets	Fair Value	Statement of Net Assets	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$13,762	Liabilities net of receivables and other assets	$(5,104)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	1,686	Liabilities net of receivables and other assets	(32,191)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(1,365)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(3,536)

Total		$15,448		$(42,196)

LVIP Delaware Foundation® Moderate Allocation Fund–47

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(34,213)	$11,997
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(106,144)	11,134
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	47,767	(16,215)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	7,262	—
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(13,267)	—
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	2,224	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(18,189)	(5,967)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	75,892	(3,604)

Total		$(38,668)	$(2,655)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	224,024	USD	683,874
Futures contracts (average notional value)	USD	2,043,903	USD	3,328,072
Options contracts (average notional value)	USD	1,441	USD	69
CDS contracts (average notional value)*	EUR	58,968	EUR	—
	USD	348,238	USD	379,960
Interest rate swap contracts (average notional value)	USD	379,742	USD	—

*Long represents buying protection and short represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP Delaware Foundation® Moderate Allocation Fund–48

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2016 , the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$8,693	$(5,482)	$3,211
BNP Paribas	2,197	(1,999)	198
Hong Kong Shanghai Bank	—	(2,502)	(2,502)
JPMorgan Chase Bank	3,355	(32,213)	(28,858)
Toronto Dominion Bank	1,203	—	1,203

Total	$15,448	$(42,196)	$(26,748)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$3,211	$—	$—	$—	$—	$3,211
BNP Paribas	198	—	—	—	—	198
Hong Kong Shanghai Bank	(2,502)	—	—	—	—	(2,502)
JPMorgan Chase Bank	(28,858)	—	—	—	25,705	(3,153)
Toronto Dominion Bank	1,203	—	—	—	—	1,203

Total	$(26,748)	$—	$—	$—	$25,705	$(1,043)

aNet exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and/or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely effected by changes in interest rates and shifts in market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

LVIP Delaware Foundation® Moderate Allocation Fund–49

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

On December 6, 2016, the Fund’s Board approved a proposal to change the Fund’s name and sub-adviser. Effective May 1, 2017, the Fund’s name will be LVIP BlackRock Scientific Allocation Fund and BlackRock Investment Management, LLC will replace Delaware Investments Fund Advisers and Jackson Square Partners as sub-adviser to the Fund.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–50

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Moderate Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Moderate Allocation Fund–51

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
73.65%	26.35%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Delaware Foundation® Moderate Allocation Fund–52

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was within range of the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

In considering the renewal of the subadvisory agreement between LIAC and Jackson Square Partners, LLC (“Jackson”), an affiliate of Delaware, which serves as a subadviser for the Focus Growth sleeve of the Fund, the Board considered the nature, extent and quality of services provided by Jackson under the subadvisory agreement. The Board reviewed the services provided by Jackson, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Jackson. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Foundation® Moderate Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Composite). The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one, three, five and ten year periods. The Board considered LIAC’s comments that the underperformance was primarily attributable to stock selection and asset allocation weightings compared to the custom benchmark. The Board also noted LIAC’s statement that it will continue to monitor the Fund’s performance closely. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints for the Delaware Bond Fund, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

The Board reviewed the subadvisory fee schedules compared to the management fees of funds with similar investment strategies for which Jackson serves as the subadviser. The Board considered that Delaware compensates Jackson from its fees and that the subadvisory fee schedules were negotiated between Delaware and Jackson. The Board concluded that the subadvisory fees with respect to the assets managed by Jackson were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients and may enhance Delaware’s ability to obtain research with soft dollars.

LVIP Delaware Foundation® Moderate Allocation Fund–53

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

The Board considered information regarding Jackson’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Jackson as to any additional benefits it receives and noted Jackson’s statement that its relationship with the Funds may add to its prestige and visibility in the investment community and enhance its ability to obtain research through the allocation of Fund brokerage.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

Background

On December 6, 2016, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the “Trust” or “LVIP”) (the “Board”) met to consider, among other things, the approval of the sub-advisory agreement between Lincoln Investment Advisors Corporation (“LIAC”) and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP Delaware Foundation Moderate Allocation Fund (to be renamed the LVIP BlackRock Scientific Allocation Fund) (the “Fund”) (the “Sub-Advisory Agreement”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and BlackRock prior to and during the meeting. Among other information, LIAC, Lincoln Life and BlackRock provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including an in-person presentation by representatives of BlackRock and BlackRock’s responses to LIAC’s request for proposal. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers as well as Lincoln Life, LIAC and BlackRock personnel to consider the approval of the Sub-Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendation to the Board of Trustees.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Sub-Advisory Agreement

Nature, Extent and Quality of Services and Performance. In considering the approval of the proposed sub-advisory agreement between LIAC and BlackRock on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by BlackRock under the proposed sub-advisory agreement. The Board reviewed the services to be provided by BlackRock, the background of the investment professionals proposed to service the Fund and the reputation, resources and investment approach of BlackRock. The Board noted that BlackRock provides sub-advisory services to other funds in the Trust and that the Board had also reviewed extensive information regarding BlackRock during the annual contract renewal process that was completed in September 2016. The Board concluded that the services to be provided by BlackRock were expected to be satisfactory.

Sub-advisory Fee and Economies of Scale. The Board noted that the sub-advisory fee schedule was lower than the current sub-advisory fee schedule. The Board considered that the proposed sub-advisory fee was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC would compensate BlackRock from its fee and concluded the proposed sub-advisory fee was reasonable.

Profitability and Fallout Benefits. The Board considered that the sub-advisory fee was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC would compensate BlackRock from its fees. The Board reviewed materials previously provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community and may increase analyst coverage for BlackRock proprietary products.

Overall Conclusions

Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund.

LVIP Delaware Foundation® Moderate Allocation Fund–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–56

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Foundation® Moderate Allocation Fund–57

LVIP Dimensional U.S. Core Equity 1 Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Dimensional U.S. Core Equity 1 Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 1 Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln investment Advisors Corporation

Sub-advised by: Dimensional Fund Advisors LP

The Fund returned 14.41% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 3000® Index1, returned 12.74%.

The U.S. market had positive performance for the one-year period ended December 31, 2016, outperforming both developed ex U.S. markets and emerging markets. The Russell 3000® Index returned +12.7%, as compared to +3.0% for the MSCI World ex USA IMI2 (net dividends), and +9.9% for the MSCI Emerging Markets IMI3 (net dividends). Using the Russell indices as proxies, U.S. asset class returns ranged from +31.7% for small cap value stocks (Russell 2000® Value Index4) to +6.9% for micro-cap growth stocks (Russell Microcap Growth Index5).

Along the market capitalization dimension, small caps (Russell 2000® Index6) outperformed large caps (Russell 1000® Index7) by 9.3% during the year. Along the relative price dimension, large cap value stocks (Russell 1000® Value Index8) outperformed large cap growth stocks (Russell 1000® Growth Index9) by 10.3%, and small cap value stocks (Russell 2000® Value Index) outperformed small cap growth stocks (Russell 2000® Growth Index10) by 20.4%.

The Fund’s greater allocation to small caps and micro caps benefited relative performance, as these stocks outperformed large caps for the year. With the low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Fund’s greater emphasis on value stocks had a positive impact on relative performance. Additionally, the Fund’s security screening practices generally exclude real estate investment trusts (REITs). This exclusion contributed positively to relative performance, as REITs underperformed the Fund’s benchmark during the year.

The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Fund

Portfolio Managers:

Dimensional Fund Advisors:	Joseph H. Chi
Jed S. Fogdall
Henry F. Gray

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 1 Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,939. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $19,810. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment		Ended 12/31/16
Standard Class Shares
One Year	+	14.41%
Five Years	+	14.29%
Ten Years	+	6.60%
Service Class Shares
One Year	+	14.01%
Five Years	+	13.89%
Ten Years	+	6.23%

1.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

2.

The MSCI World ex USA Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market.

LVIP Dimensional U.S. Core Equity 1 Fund–1

LVIP Dimensional U.S. Core Equity 1 Fund

2016 Annual Report Commentary (unaudited) (continued)

6.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

7.	The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

8.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
9.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

10.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Dimensional U.S. Core Equity 1 Fund–2

LVIP Dimensional U.S. Core Equity 1 Fund

Disclosure

OF FUND EXPENSES (Unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,106.20	0.40%	$2.12
Service Class Shares	1,000.00	1,104.20	0.75%	3.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.13	0.40%	$2.03
Service Class Shares	1,000.00	1,021.37	0.75%	3.81

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 1 Fund–3

LVIP Dimensional U.S. Core Equity 1 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.71%
Aerospace & Defense	2.54%
Air Freight & Logistics	0.76%
Airlines	0.96%
Auto Components	0.80%
Automobiles	0.66%
Banks	7.26%
Beverages	1.65%
Biotechnology	2.34%
Building Products	0.64%
Capital Markets	2.65%
Chemicals	2.62%
Commercial Services & Supplies	1.05%
Communications Equipment	1.18%
Construction & Engineering	0.46%
Construction Materials	0.19%
Consumer Finance	1.11%
Containers & Packaging	0.81%
Distributors	0.20%
Diversified Consumer Services	0.29%
Diversified Financial Services	0.93%
Diversified Telecommunication Services	2.57%
Electric Utilities	1.54%
Electrical Equipment	0.71%
Electronic Equipment, Instruments & Components	1.34%
Energy Equipment & Services	0.90%
Food & Staples Retailing	1.79%
Food Products	1.76%
Gas Utilities	0.34%
Health Care Equipment & Supplies	1.92%
Health Care Providers & Services	2.87%
Health Care Technology	0.13%
Hotels, Restaurants & Leisure	2.38%
Household Durables	0.90%
Household Products	1.14%
Independent Power & Renewable Electricity Producers	0.18%
Industrial Conglomerates	1.33%
Insurance	3.40%
Internet & Direct Marketing Retail	1.61%
Internet Software & Services	2.18%
IT Services	4.10%
Leisure Products	0.25%
Life Sciences Tools & Services	0.78%
Machinery	2.76%
Marine	0.06%
Media	3.16%

Security Type/Sector	Percentage of Net Assets

Metals & Mining	0.70%
Multiline Retail	0.69%
Multi-Utilities	0.91%
Oil, Gas & Consumable Fuels	4.52%
Paper & Forest Products	0.17%
Personal Products	0.29%
Pharmaceuticals	3.25%
Professional Services	0.63%
Real Estate Management & Development	0.24%
Road & Rail	1.30%
Semiconductors & Semiconductor Equipment	3.61%
Software	3.55%
Specialty Retail	3.56%
Technology Hardware, Storage & Peripherals	3.72%
Textiles, Apparel & Luxury Goods	0.87%
Thrifts & Mortgage Finance	0.37%
Tobacco	1.19%
Trading Companies & Distributors	0.58%
Transportation Infrastructure	0.03%
Water Utilities	0.14%
Wireless Telecommunication Services	0.19%
Right	0.00%
Money Market Fund	0.25%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Apple	3.16%
Microsoft	1.60%
AT&T	1.21%
Amazon.com	1.13%
Johnson & Johnson	1.11%
JPMorgan Chase & Co.	1.09%
Wells Fargo & Co.	1.02%
Verizon Communications	1.02%
Exxon Mobil	0.98%
Intel	0.89%
Total	13.21%

IT–Information Technology

LVIP Dimensional U.S. Core Equity 1 Fund–4

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.71%
Aerospace & Defense–2.54%
AAR	6,789	$224,376
†Aerojet Rocketdyne Holdings	9,478	170,130
†Aerovironment	2,215	59,428
Arconic	22,374	414,814
†Astronics	2,504	84,735
†Astronics Class B	751	25,300
B/E Aerospace	6,033	363,126
Boeing	37,923	5,903,853
BWX Technologies	11,734	465,840
Cubic	3,873	185,710
Curtiss-Wright	6,659	654,979
†DigitalGlobe	10,882	311,769
†Ducommun	1,600	40,896
†Esterline Technologies	4,509	402,203
General Dynamics	13,232	2,284,637
HEICO	3,473	267,942
HEICO Class A	4,578	310,846
Hexcel	12,095	622,167
Huntington Ingalls Industries	3,927	723,314
†KLX	6,809	307,154
†Kratos Defense & Security Solutions	5,182	38,347
L-3 Communications Holdings	3,767	572,998
Lockheed Martin	14,443	3,609,883
†Mercury Systems	3,446	104,138
†Moog Class A	5,219	342,784
Northrop Grumman	9,036	2,101,593
Orbital ATK	5,421	475,584
Raytheon	13,074	1,856,508
Rockwell Collins	10,875	1,008,765
Spirit AeroSystems Holdings Class A	12,728	742,679
†TASER International	1,811	43,899
†Teledyne Technologies	4,923	605,529
Textron	22,144	1,075,313
TransDigm Group	3,095	770,531
Triumph Group	6,690	177,285
United Technologies	36,406	3,990,826
†Wesco Aircraft Holdings	14,929	223,189

		31,563,070

Air Freight & Logistics–0.76%
†Air Transport Services Group	11,784	188,073
†Atlas Air Worldwide Holdings	3,789	197,596
CH Robinson Worldwide	11,156	817,289
†Echo Global Logistics	2,584	64,729
Expeditors International of Washington	11,713	620,320
FedEx	11,653	2,169,789
Forward Air	3,352	158,818
†Hub Group Class A	4,075	178,281
Park-Ohio Holdings	801	34,123
United Parcel Service Class B	39,912	4,575,512

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Air Freight & Logistics (continued)
†XPO Logistics	11,207	$483,694

		9,488,224

Airlines–0.96%
Alaska Air Group	16,423	1,457,213
Allegiant Travel	2,149	357,594
American Airlines Group	34,769	1,623,365
Copa Holdings Class A	4,803	436,256
Delta Air Lines	46,387	2,281,777
†Hawaiian Holdings	9,950	567,150
†JetBlue Airways	35,333	792,166
SkyWest	6,659	242,721
Southwest Airlines	39,453	1,966,338
†Spirit Airlines	10,860	628,360
†United Continental Holdings	21,708	1,582,079

		11,935,019

Auto Components–0.80%
†Adient	4,561	267,275
†American Axle & Manufacturing Holdings	9,868	190,452
Autoliv	7,240	819,206
BorgWarner	18,858	743,760
Cooper Tire & Rubber	10,762	418,104
†Cooper-Standard Holdings	1,794	185,464
Dana	30,421	577,391
Delphi Automotive	16,408	1,105,079
†Dorman Products	2,401	175,417
†Federal-Mogul Holdings Class A	11,461	118,163
†Fox Factory Holding	4,534	125,819
Gentex	39,164	771,139
†Gentherm	4,875	165,019
Goodyear Tire & Rubber	38,344	1,183,679
†Horizon Global	2,190	52,560
LCI Industries	3,305	356,114
Lear	6,985	924,604
†Modine Manufacturing	8,303	123,715
†Motorcar Parts of America	2,029	54,621
Standard Motor Products	2,906	154,657
†Stoneridge	3,532	62,481
Superior Industries International	3,283	86,507
†Tenneco	8,836	551,985
Tower International	4,230	119,921
Visteon	6,978	560,613

		9,893,745

Automobiles–0.66%
Ford Motor	270,509	3,281,274
General Motors	75,934	2,645,541
Harley-Davidson	15,921	928,831
†Tesla Motors	2,067	441,697
Thor Industries	7,273	727,664

LVIP Dimensional U.S. Core Equity 1 Fund–5

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Automobiles (continued)
Winnebago Industries	3,677	$116,377

		8,141,384

Banks–7.26%
1st Source	2,576	115,044
Ameris Bancorp	3,331	145,232
Arrow Financial	444	17,982
Associated Banc-Corp	16,938	418,369
Banc of California	1,402	24,325
BancFirst	635	59,087
†Bancorp	1,514	11,900
BancorpSouth	11,664	362,167
Bank of America	405,963	8,971,782
Bank of Hawaii	5,806	514,934
Bank of the Ozarks	9,112	479,200
BankUnited	12,210	460,195
Banner	3,101	173,067
BB&T	30,370	1,427,997
Berkshire Hills Bancorp	5,646	208,055
BNC Bancorp	3,131	99,879
BOK Financial	5,374	446,257
Boston Private Financial Holdings	14,301	236,682
Brookline Bancorp	9,134	149,798
Bryn Mawr Bank	2,262	95,343
Camden National	636	28,270
Capital Bank Financial	4,655	182,709
Cardinal Financial	3,968	130,111
Cathay General Bancorp	9,135	347,404
CenterState Banks of Florida	2,822	71,030
Central Pacific Financial	5,001	157,131
Chemical Financial	9,099	492,893
CIT Group	10,255	437,683
Citigroup	111,720	6,639,520
Citizens Financial Group	9,505	338,663
City Holding	2,841	192,052
CoBiz Financial	3,260	55,061
Columbia Banking System	8,265	369,280
Comerica	9,594	653,447
Commerce Bancshares	11,299	653,195
Community Bank System	7,256	448,348
Community Trust Bancorp	1,117	55,403
ConnectOne Bancorp	2,533	65,731
Cullen/Frost Bankers	6,810	600,846
†Customers Bancorp	3,657	130,994
CVB Financial	14,317	328,289
†Eagle Bancorp	3,814	232,463
East West Bancorp	14,663	745,320
Enterprise Financial Services	1,260	54,180
†FCB Financial Holdings Class A	2,044	97,499
Fidelity Southern	1,928	45,636
Fifth Third Bancorp	49,269	1,328,785
†First BanCorp (Puerto Rico)	32,583	215,374

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
First Busey	2,410	$74,180
First Citizens BancShares Class A	925	328,375
First Commonwealth Financial	14,092	199,825
First Financial	880	46,464
First Financial Bancorp	9,348	265,951
First Financial Bankshares	1,744	78,829
First Horizon National	26,832	536,908
First Interstate BancSystem Class A	3,666	155,988
First Merchants	5,490	206,699
First Midwest Bancorp	14,084	355,339
First NBC Bank Holding	2,270	16,571
First of Long Island	1,200	34,260
First Republic Bank	13,071	1,204,362
Flushing Financial	4,876	143,306
FNB	24,558	393,665
Fulton Financial	20,249	380,681
Glacier Bancorp	10,015	362,843
Great Southern Bancorp	946	51,699
Great Western Bancorp	1,016	44,287
Guaranty Bancorp	864	20,909
Hancock Holding	11,693	503,968
Hanmi Financial	4,000	139,600
Heartland Financial USA	2,621	125,808
Heritage Commerce	487	7,027
Heritage Financial	3,857	99,318
Hilltop Holdings	13,115	390,827
Home BancShares	17,596	488,641
†HomeTrust Bancshares	901	23,336
Hope Bancorp	16,420	359,434
Huntington Bancshares	96,681	1,278,123
IBERIABANK	4,674	391,447
Independent Bank (Massachusetts)	3,374	237,698
Independent Bank Group	1,383	86,299
International Bancshares	10,063	410,570
Investors Bancorp	34,812	485,627
JPMorgan Chase & Co.	156,544	13,508,182
KeyCorp	52,577	960,582
Lakeland Bancorp	1,264	24,648
Lakeland Financial	2,847	134,834
LegacyTexas Financial Group	5,666	243,978
M&T Bank	4,922	769,948
MB Financial	9,240	436,405
Mercantile Bank	836	31,517
National Bank Holdings Class A	3,583	114,262
NBT Bancorp	5,373	225,021
OFG Bancorp	4,091	53,592
Old National Bancorp	17,834	323,687
Opus Bank	660	19,833
†Pacific Premier Bancorp	1,415	50,020
PacWest Bancorp	8,124	442,271
Park National	300	35,898
Peapack Gladstone Financial	548	16,922

LVIP Dimensional U.S. Core Equity 1 Fund–6

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Peoples Bancorp	481	$15,613
People’s United Financial	17,358	336,051
Pinnacle Financial Partners	4,255	294,871
PNC Financial Services Group	21,686	2,536,395
Popular	12,693	556,207
Preferred Bank	230	12,057
PrivateBancorp	11,176	605,627
Prosperity Bancshares	7,549	541,867
Regions Financial	67,173	964,604
Renasant	5,232	220,895
S&T Bancorp	3,442	134,376
Sandy Spring Bancorp	3,312	132,447
†Seacoast Banking Corp. of Florida	1,194	26,340
ServisFirst Bancshares	2,818	105,506
†Signature Bank	2,593	389,469
Simmons First National Class A	1,963	122,000
South State	3,499	305,813
Southside Bancshares	1,256	47,314
Southwest Bancorp	2,660	77,140
State Bank Financial	5,416	145,474
Sterling Bancorp	15,776	369,158
Stock Yards Bancorp	2,112	99,158
SunTrust Banks	21,339	1,170,444
†SVB Financial Group	4,498	772,127
Synovus Financial	16,013	657,814
TCF Financial	27,139	531,653
†Texas Capital Bancshares	5,756	451,270
Tompkins Financial	1,213	114,677
Towne Bank	6,489	215,759
TriCo Bancshares	1,599	54,654
Trustmark	10,322	367,979
U.S. Bancorp	69,515	3,570,986
UMB Financial	5,641	435,034
Umpqua Holdings	25,379	476,618
Union Bankshares	7,033	251,359
United Bankshares	8,323	384,939
United Community Banks	8,010	237,256
Univest Corp. of Pennsylvania	1,042	32,198
Valley National Bancorp	29,056	338,212
Washington Trust Bancorp	1,086	60,870
Webster Financial	10,666	578,950
Wells Fargo & Co.	230,584	12,707,484
WesBanco	4,468	192,392
Westamerica Bancorporation	2,893	182,056
†Western Alliance Bancorp	10,465	509,750
Wintrust Financial	5,764	418,293
Yadkin Financial	3,834	131,353
Zions Bancorporation	9,912	426,612

		90,144,197

Beverages–1.65%
†Boston Beer Class A	1,347	228,788

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Beverages (continued)
Brown-Forman Class A	1,046	$48,377
Brown-Forman Class B	13,772	618,638
Coca-Cola	186,990	7,752,605
Coca-Cola Bottling Consolidated	1,354	242,163
Constellation Brands Class A	5,045	773,449
Dr Pepper Snapple Group	10,927	990,751
MGP Ingredients	1,497	74,820
Molson Coors Brewing Class B	3,961	385,445
†Monster Beverage	12,489	553,762
National Beverage	1,899	97,001
PepsiCo	83,267	8,712,226

		20,478,025

Biotechnology–2.34%
AbbVie	94,538	5,919,970
†Acorda Therapeutics	4,839	90,973
†Alexion Pharmaceuticals	3,085	377,450
†Alkermes	3,336	185,415
†Alnylam Pharmaceuticals	2,227	83,379
Amgen	29,424	4,302,083
†Aptevo Therapeutics	2,879	7,025
†Biogen	11,266	3,194,812
†BioMarin Pharmaceutical	3,163	262,023
†Bluebird Bio	2,058	126,979
†Celgene	33,922	3,926,471
†Emergent BioSolutions	5,759	189,126
†Exelixis	16,852	251,263
†Five Prime Therapeutics	4,086	204,749
Gilead Sciences	88,005	6,302,038
†Incyte	4,184	419,530
†Insys Therapeutics	2,779	25,567
†Ionis Pharmaceuticals	792	37,881
†Ligand Pharmaceuticals Class B	1,549	157,394
†Myriad Genetics	6,072	101,220
†Neurocrine Biosciences	2,841	109,947
†OPKO Health	26,983	250,942
†Otonomy	619	9,842
†Regeneron Pharmaceuticals	3,070	1,126,966
†Seattle Genetics	3,269	172,505
†TESARO	1,081	145,373
†United Therapeutics	5,963	855,273
†Vertex Pharmaceuticals	3,259	240,091

		29,076,287

Building Products–0.64%
AAON	7,398	244,504
Allegion	3,626	232,064
†American Woodmark	2,433	183,083
AO Smith	10,856	514,032
Apogee Enterprises	3,439	184,193
†Armstrong Flooring	3,796	75,578
†Armstrong World Industries	7,192	300,626

LVIP Dimensional U.S. Core Equity 1 Fund–7

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Building Products (continued)
†Builders FirstSource	12,418	$136,225
†Continental Building Products	6,258	144,560
Fortune Brands Home & Security	8,581	458,740
†Gibraltar Industries	3,900	162,435
Insteel Industries	1,756	62,584
Johnson Controls International	45,616	1,878,923
Lennox International	3,124	478,503
Masco	22,402	708,351
†NCI Building Systems	6,362	99,565
Owens Corning	12,082	622,948
†Patrick Industries	2,808	214,250
†PGT	8,191	93,787
†Ply Gem Holdings	5,809	94,396
Quanex Building Products	4,360	88,508
Simpson Manufacturing	4,772	208,775
†Trex	4,106	264,426
Universal Forest Products	1,882	192,303
†USG	10,447	301,709

		7,945,068

Capital Markets–2.65%
†Affiliated Managers Group	4,373	635,397
Ameriprise Financial	12,380	1,373,437
Artisan Partners Asset Management	3,789	112,723
Bank of New York Mellon	46,195	2,188,719
BGC Partners Class A	34,768	355,677
BlackRock	3,395	1,291,933
CBOE Holdings	7,500	554,175
Charles Schwab	33,576	1,325,245
CME Group	12,082	1,393,659
Cohen & Steers	4,673	157,013
Diamond Hill Investment Group	152	31,978
†E*TRADE Financial	15,622	541,302
Eaton Vance	18,805	787,553
Evercore Partners Class A	5,155	354,149
FactSet Research Systems	3,459	565,304
Federated Investors Class B	13,518	382,289
Franklin Resources	21,004	831,338
GAIN Capital Holdings	5,501	36,197
Goldman Sachs Group	13,801	3,304,649
Greenhill & Co.	3,574	99,000
Interactive Brokers Group	8,526	311,284
Intercontinental Exchange	15,955	900,181
†INTL. FCStone	1,728	68,429
Invesco	26,923	816,844
Investment Technology Group	5,918	116,821
Janus Capital Group	23,005	305,276
†KCG Holdings Class A	12,555	166,354
Legg Mason	12,215	365,351
LPL Financial Holdings	16,584	583,923
MarketAxess Holdings	3,353	492,623
Moelis & Co. Class A	434	14,713

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
Moody’s	7,458	$703,066
Morgan Stanley	56,694	2,395,321
Morningstar	5,529	406,713
MSCI	6,463	509,155
Nasdaq	10,110	678,583
Northern Trust	9,147	814,540
NorthStar Asset Management Group	14,979	223,487
Oppenheimer Holdings Class A	566	10,528
Raymond James Financial	13,800	955,926
S&P Global	15,553	1,672,570
SEI Investments	9,432	465,564
State Street	13,574	1,054,971
†Stifel Financial	8,209	410,040
T. Rowe Price Group	13,907	1,046,641
TD Ameritrade Holding	11,630	507,068
Virtus Investment Partners	817	96,447
Waddell & Reed Financial Class A	15,478	301,976
Westwood Holdings Group	147	8,819
WisdomTree Investments	12,979	144,586

		32,869,537

Chemicals–2.62%
A Schulman	4,438	148,451
†AdvanSix	1,467	32,479
Air Products & Chemicals	8,136	1,170,120
Albemarle	6,061	521,731
American Vanguard	3,629	69,495
Ashland Global Holdings	4,435	484,701
†Axalta Coating Systems	2,237	60,846
Balchem	2,885	242,109
Cabot	7,734	390,876
Calgon Carbon	8,361	142,137
Celanese Class A	9,212	725,353
CF Industries Holdings	25,668	808,029
Chemours	6,008	132,717
†Chemtura	8,458	280,806
Dow Chemical	51,650	2,955,413
Eastman Chemical	18,625	1,400,786
Ecolab	11,805	1,383,782
EI du Pont de Nemours & Co.	37,593	2,759,326
†Ferro	1,001	14,344
FMC	6,207	351,068
FutureFuel	4,566	63,467
†GCP Applied Technologies	5,509	147,366
Hawkins	819	44,185
HB Fuller	5,740	277,299
Huntsman	46,016	877,985
†Ingevity	2,439	133,804
Innophos Holdings	2,701	141,154
Innospec	4,258	291,673
International Flavors & Fragrances	5,956	701,795
KMG Chemicals	1,701	66,152

LVIP Dimensional U.S. Core Equity 1 Fund–8

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
†Koppers Holdings	2,915	$117,475
†Kraton	4,560	129,869
Kronos Worldwide	6,569	78,434
†LSB Industries	2,575	21,681
LyondellBasell Industries Class A	23,848	2,045,681
Minerals Technologies	4,368	337,428
Monsanto	24,155	2,541,348
Mosaic	18,141	532,076
NewMarket	1,327	562,436
Olin	18,769	480,674
†OMNOVA Solutions	2,534	25,340
†Platform Specialty Products	22,651	222,206
PolyOne	12,817	410,657
PPG Industries	13,312	1,261,445
Praxair	16,799	1,968,675
Quaker Chemical	1,377	176,173
RPM International	11,498	618,937
Scotts Miracle-Gro Class A	8,700	831,285
Sensient Technologies	3,376	265,286
Sherwin-Williams	4,501	1,209,599
Stepan	2,486	202,559
†Trecora Resources	1,810	25,069
Tredegar	492	11,808
Trinseo	3,517	208,558
Tronox	7,502	77,346
Valspar	7,308	757,182
Westlake Chemical	3,913	219,089
WR Grace & Co.	5,509	372,629

		32,530,394

Commercial Services & Supplies–1.05%
ABM Industries	7,883	321,942
†ACCO Brands	15,297	199,626
†ARC Document Solutions	6,046	30,714
Brady Class A	6,379	239,531
Brink’s	6,531	269,404
†Casella Waste Systems	2,209	27,414
Cintas	8,381	968,508
†Clean Harbors	9,325	518,936
†Copart	12,695	703,430
Covanta Holding	22,488	350,813
Deluxe	9,390	672,418
Ennis	3,323	57,654
Essendant	5,795	121,115
G&K Services Class A	2,774	267,552
Healthcare Services Group	333	13,044
Herman Miller	8,070	275,994
HNI	6,100	341,112
†InnerWorkings	2,041	20,104
Interface Class A	8,682	161,051
KAR Auction Services	13,984	595,998
Kimball International Class B	4,901	86,062

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Knoll	7,864	$219,642
LSC Communications	4,245	125,992
Matthews International Class A	3,204	246,227
McGrath RentCorp	3,969	155,545
Mobile Mini	5,916	178,959
MSA Safety	4,253	294,860
Multi-Color	1,912	148,371
Pitney Bowes	23,939	363,633
Quad/Graphics	5,244	140,959
Republic Services	16,148	921,243
Rollins	13,074	441,640
RR Donnelley & Sons	11,320	184,742
†SP Plus	3,002	84,506
Steelcase Class A	12,090	216,411
†Stericycle	4,662	359,160
†Team	2,683	105,308
Tetra Tech	7,691	331,867
†TRC	1,338	14,183
U.S. Ecology	3,569	175,416
UniFirst	2,026	291,035
Viad	1,892	83,437
VSE	600	23,304
Waste Management	20,630	1,462,873
West	11,036	273,251

		13,084,986

Communications Equipment–1.18%
ADTRAN	4,884	109,157
†Arista Networks	2,962	286,633
†ARRIS International	12,113	364,965
Brocade Communications Systems	61,076	762,839
†CalAmp	2,806	40,687
†Calix	3,340	25,718
†Ciena	14,673	358,168
Cisco Systems	213,428	6,449,794
†CommScope Holding	12,171	452,761
Comtech Telecommunications	2,467	29,234
†EchoStar Class A	6,579	338,095
†F5 Networks	4,506	652,108
†Finisar	13,225	400,321
†Harmonic	15,891	79,455
Harris	7,795	798,754
†Infinera	2,440	20,716
InterDigital	6,220	568,197
†Ixia	8,963	144,304
Juniper Networks	22,261	629,096
†Lumentum Holdings	333	12,870
Motorola Solutions	5,314	440,477
†NETGEAR	4,473	243,108
†NetScout Systems	3,994	125,811
†Oclaro	5,900	52,805
†Palo Alto Networks	1,493	186,700

LVIP Dimensional U.S. Core Equity 1 Fund–9

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
Plantronics	3,909	$214,057
†ShoreTel	4,568	32,661
†Sonus Networks	7,554	47,590
†Ubiquiti Networks	5,466	315,935
†ViaSat	4,826	319,578
†Viavi Solutions	12,536	102,544

		14,605,138

Construction & Engineering–0.46%
†AECOM	17,534	637,536
†Aegion	4,365	103,451
Argan	2,865	202,126
Chicago Bridge & Iron	11,492	364,871
Comfort Systems USA	5,275	175,657
†Dycom Industries	5,163	414,537
EMCOR Group	9,724	688,070
Fluor	15,066	791,266
Granite Construction	4,504	247,720
†Great Lakes Dredge & Dock	483	2,029
†Jacobs Engineering Group	6,624	377,568
KBR	15,549	259,513
†MasTec	4,810	183,983
†MYR Group	2,986	112,512
Primoris Services	3,904	88,933
†Quanta Services	16,456	573,492
†Tutor Perini	7,043	197,204
Valmont Industries	2,153	303,358

		5,723,826

Construction Materials–0.19%
Eagle Materials	5,781	569,602
†Headwaters	9,629	226,474
Martin Marietta Materials	3,480	770,924
†Summit Materials Class A	878	20,888
†US Concrete	2,396	156,938
Vulcan Materials	5,108	639,266

		2,384,092

Consumer Finance–1.11%
Ally Financial	26,793	509,603
American Express	43,293	3,207,145
Capital One Financial	24,777	2,161,545
†Credit Acceptance	2,546	553,780
Discover Financial Services	26,674	1,922,929
†Encore Capital Group	3,358	96,207
†Enova International	937	11,759
†EZCORP Class A	6,690	71,249
FirstCash	6,980	328,054
†Green Dot Class A	5,819	137,037
†LendingClub	19,391	101,803
Navient	57,265	940,864
Nelnet Class A	4,320	219,240
†OneMain Holdings	11,443	253,348

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
†PRA Group	6,942	$271,432
†Santander Consumer USA Holdings	20,044	270,594
†SLM	54,985	605,935
Synchrony Financial	56,805	2,060,317

		13,722,841

Containers & Packaging–0.81%
AEP Industries	1,162	134,908
AptarGroup	8,671	636,885
Avery Dennison	8,912	625,801
Ball	10,056	754,904
Bemis	16,843	805,432
†Berry Plastics Group	10,012	487,885
†Crown Holdings	7,001	368,043
Graphic Packaging Holding	63,505	792,542
Greif Class A	3,312	169,939
International Paper	21,242	1,127,101
Myers Industries	2,920	41,756
†Owens-Illinois	29,881	520,228
Packaging Corp. of America	10,592	898,413
Sealed Air	16,972	769,510
Silgan Holdings	11,004	563,185
Sonoco Products	12,990	684,573
WestRock	13,391	679,861

		10,060,966

Distributors–0.20%
Core-Mark Holding	5,228	225,170
Genuine Parts	11,206	1,070,621
†LKQ	21,855	669,856
Pool	4,978	519,405

		2,485,052

Diversified Consumer Services–0.29%
†American Public Education	2,213	54,329
†Bright Horizons Family Solutions	6,159	431,253
Capella Education	1,427	125,291
†Career Education	2,503	25,255
Carriage Services	2,326	66,617
DeVry Education Group	1,655	51,636
Graham Holdings	553	283,108
†Grand Canyon Education	6,766	395,473
H&R Block	19,342	444,673
†Houghton Mifflin Harcourt	14,700	159,495
†K12	6,889	118,215
Service Corp. International	25,237	716,731
†ServiceMaster Global Holdings	8,653	325,958
†Sotheby’s	7,971	317,724
†Strayer Education	1,056	85,145

		3,600,903

Diversified Financial Services–0.93%
†Berkshire Hathaway Class B	65,443	10,665,900

LVIP Dimensional U.S. Core Equity 1 Fund–10

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Financial Services (continued)
Leucadia National	19,765	$459,536
†PICO Holdings	2,699	40,890
Voya Financial	10,615	416,320

		11,582,646

Diversified Telecommunication Services–2.57%
AT&T	353,822	15,048,050
ATN International	1,514	121,317
CenturyLink	54,832	1,303,905
†Cincinnati Bell	5,095	113,873
Cogent Communications Holdings	5,986	247,521
Consolidated Communications Holdings	8,146	218,720
†FairPoint Communications	2,657	49,686
Frontier Communications	73,062	246,950
†General Communication Class A	7,752	150,776
IDT Class B	3,397	62,980
Inteliquent	5,052	115,792
†Level 3 Communications	12,561	707,938
†Lumos Networks	2,700	42,174
†ORBCOMM	9,336	77,209
†SBA Communications Class A	7,366	760,613
Verizon Communications	236,167	12,606,594

		31,874,098

Electric Utilities–1.54%
ALLETE	6,594	423,269
Alliant Energy	12,308	466,350
American Electric Power	19,483	1,226,650
Duke Energy	24,883	1,931,418
Edison International	12,899	928,599
El Paso Electric	4,644	215,946
Empire District Electric	4,987	170,007
Entergy	8,182	601,132
Eversource Energy	14,361	793,158
Exelon	35,590	1,263,089
FirstEnergy	22,090	684,127
Great Plains Energy	11,571	316,467
IDACORP	6,633	534,288
MGE Energy	3,422	223,457
NextEra Energy	17,820	2,128,777
OGE Energy	10,930	365,609
Otter Tail	4,368	178,214
PG&E	18,216	1,106,986
Pinnacle West Capital	6,414	500,484
PNM Resources	8,628	295,940
Portland General Electric	9,526	412,762
PPL	26,960	917,988
Southern	36,734	1,806,945
Westar Energy	12,179	686,287
Xcel Energy	23,864	971,265

		19,149,214

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–0.71%
Acuity Brands	2,185	$504,429
Allied Motion Technologies	1,708	36,534
AMETEK	19,210	933,606
AZZ	4,022	257,006
†Babcock & Wilcox Enterprises	3,921	65,049
Eaton	14,735	988,571
Emerson Electric	32,448	1,808,976
Encore Wire	2,356	102,133
EnerSys	6,658	519,990
†Generac Holdings	10,296	419,459
General Cable	9,785	186,404
Hubbell	5,553	648,035
Powell Industries	1,827	71,253
†Power Solutions International	813	6,097
Regal Beloit	4,821	333,854
Rockwell Automation	10,776	1,448,294
†Sensata Technologies Holding	10,345	402,938
†Thermon Group Holdings	3,728	71,168

		8,803,796

Electronic Equipment, Instruments & Components–1.34%
Amphenol Class A	16,494	1,108,397
†Anixter International	4,994	404,764
†Arrow Electronics	9,905	706,227
Avnet	12,038	573,129
AVX	10,683	166,975
Badger Meter	2,792	103,164
Belden	3,678	275,004
CDW	15,967	831,721
Cognex	8,502	540,897
†Coherent	2,520	346,210
Corning	37,771	916,702
Daktronics	5,746	61,482
Dolby Laboratories Class A	6,088	275,117
†Fabrinet	5,499	221,610
†FARO Technologies	354	12,744
†Flextronics International	43,138	619,893
FLIR Systems	17,970	650,334
†II-VI	7,979	236,577
†IPG Photonics	5,456	538,562
†Itron	3,730	234,431
Jabil Circuit	33,466	792,140
†Keysight Technologies	15,670	573,052
†Knowles	2,856	47,724
Littelfuse	2,295	348,312
Methode Electronics	4,593	189,921
MTS Systems	1,823	103,364
National Instruments	10,428	321,391
†Novanta	700	14,700
†OSI Systems	2,992	227,751
Park Electrochemical	2,423	45,189
PC Connection	3,183	89,410

LVIP Dimensional U.S. Core Equity 1 Fund–11

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Plexus	3,674	$198,543
†Rogers	2,571	197,478
†Sanmina	10,665	390,872
†ScanSource	4,669	188,394
SYNNEX	5,679	687,273
TE Connectivity	16,123	1,117,001
†Tech Data	5,267	446,010
†Trimble	14,950	450,743
†TTM Technologies	12,750	173,783
†Universal Display	1,856	104,493
†VeriFone Systems	12,652	224,320
Vishay Intertechnology	23,342	378,140
†Zebra Technologies	5,558	476,654

		16,610,598

Energy Equipment & Services–0.90%
Archrock	11,511	151,945
Atwood Oceanics	8,344	109,557
Baker Hughes	8,654	562,250
Bristow Group	5,275	108,032
Core Laboratories	3,764	451,831
†Diamond Offshore Drilling	14,549	257,517
†Dril-Quip	5,598	336,160
†Era Group	2,010	34,110
†Exterran	5,755	137,545
†FMC Technologies	10,460	371,644
†Forum Energy Technologies	11,621	255,662
Frank’s International	310	3,816
Halliburton	11,983	648,160
†Helix Energy Solutions Group	6,861	60,514
Helmerich & Payne	5,510	426,474
†Matrix Service	3,017	68,486
Nabors Industries	32,530	533,492
National Oilwell Varco	2,455	91,915
†Newpark Resources	12,083	90,623
Noble	26,081	154,400
Oceaneering International	12,328	347,773
†Oil States International	6,670	260,130
†Parker Drilling	15,756	40,966
Patterson-UTI Energy	16,123	434,031
†Pioneer Energy Services	7,354	50,375
†RigNet	1,617	37,434
†Rowan	15,208	287,279
RPC	9,483	187,858
Schlumberger	37,704	3,165,251
†SEACOR Holdings	2,936	209,278
Superior Energy Services	21,611	364,794
†Tesco	5,029	41,489
†TETRA Technologies	6,536	32,811
†Transocean	39,865	587,610
†Unit	2,685	72,146
US Silica Holdings	1,219	69,093

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Weatherford International	39,221	$195,713

		11,238,164

Food & Staples Retailing–1.79%
Andersons	4,370	195,339
Casey’s General Stores	3,835	455,905
†Chefs’ Warehouse	2,580	40,764
Costco Wholesale	21,531	3,447,328
CVS Health	44,394	3,503,131
Ingles Markets Class A	2,345	112,795
Kroger	54,430	1,878,379
PriceSmart	3,470	289,745
†Rite Aid	49,757	409,998
SpartanNash	5,888	232,812
†Sprouts Farmers Market	18,502	350,058
†SUPERVALU	35,583	166,173
Sysco	29,408	1,628,321
†United Natural Foods	6,297	300,493
Village Super Market Class A	618	19,096
Walgreens Boots Alliance	28,799	2,383,405
Wal-Mart Stores	84,502	5,840,778
Weis Markets	1,278	85,422
Whole Foods Market	27,380	842,209

		22,182,151

Food Products–1.76%
Alico	234	6,353
Archer-Daniels-Midland	21,094	962,941
B&G Foods	9,162	401,296
†Blue Buffalo Pet Products	9,119	219,221
Bunge	7,929	572,791
Calavo Growers	1,666	102,292
Cal-Maine Foods	6,757	298,490
Campbell Soup	13,392	809,814
Conagra Brands	8,193	324,033
†Darling Ingredients	11,907	153,719
Dean Foods	10,300	224,334
†Farmer Brothers	400	14,680
Flowers Foods	26,330	525,810
Fresh Del Monte Produce	6,313	382,757
General Mills	29,451	1,819,188
†Hain Celestial Group	9,937	387,841
Hershey	8,647	894,359
Hormel Foods	14,127	491,761
Ingredion	8,589	1,073,281
J&J Snack Foods	2,310	308,223
JM Smucker	8,646	1,107,207
John B Sanfilippo & Son	748	52,652
Kellogg	12,773	941,498
Kraft Heinz	19,951	1,742,121
Lamb Weston Holdings	2,731	103,368
Lancaster Colony	3,385	478,605

LVIP Dimensional U.S. Core Equity 1 Fund–12

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
†Landec	1,935	$26,703
McCormick & Co.	7,654	714,348
Mead Johnson Nutrition	12,413	878,344
Mondelez International	39,498	1,750,946
Pilgrim’s Pride	10,200	193,698
Pinnacle Foods	11,070	591,691
†Post Holdings	7,545	606,543
Sanderson Farms	1,638	154,365
†Seaboard	14	55,328
Snyders-Lance	9,740	373,432
†TreeHouse Foods	5,048	364,415
Tyson Foods Class A	20,222	1,247,293
†WhiteWave Foods	8,805	489,558

		21,845,299

Gas Utilities–0.34%
Atmos Energy	7,006	519,495
Chesapeake Utilities	1,638	109,664
National Fuel Gas	8,672	491,182
New Jersey Resources	11,433	405,871
Northwest Natural Gas	3,933	235,193
ONE Gas	6,456	412,926
South Jersey Industries	7,029	236,807
Southwest Gas	4,816	369,002
Spire	5,436	350,894
UGI	13,918	641,341
WGL Holdings	6,029	459,892

		4,232,267

Health Care Equipment & Supplies–1.92%
Abaxis	2,179	114,986
Abbott Laboratories	42,875	1,646,829
†ABIOMED	2,200	247,896
†Alere	10,100	393,597
†Align Technology	6,906	663,874
Analogic	1,712	142,010
†AngioDynamics	5,678	95,788
†Anika Therapeutics	1,937	94,836
Atrion	226	114,627
Baxter International	13,777	610,872
Becton Dickinson & Co.	6,106	1,010,848
†Boston Scientific	19,203	415,361
Cantel Medical	4,304	338,940
CONMED	2,672	118,022
Cooper	1,674	292,833
CR Bard	6,214	1,396,037
†Cynosure Class A	2,346	106,978
Danaher	16,508	1,284,983
DENTSPLY SIRONA	11,965	690,739
†DexCom	1,908	113,908
†Edwards Lifesciences	9,824	920,509
†Exactech	917	25,034

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Globus Medical	8,601	$213,391
†Haemonetics	5,852	235,250
†Halyard Health	7,052	260,783
Hill-Rom Holdings	6,594	370,187
†Hologic	23,305	934,997
†ICU Medical	1,730	254,915
†IDEXX Laboratories	6,797	797,084
†Inogen	1,392	93,501
†Integer Holdings	3,432	101,072
†Integra LifeSciences Holdings	4,035	346,163
†Intuitive Surgical	1,073	680,464
Invacare	4,463	58,242
†LivaNova	3,945	177,407
†Masimo	6,795	457,983
Medtronic	32,253	2,297,381
Meridian Bioscience	6,320	111,864
†Merit Medical Systems	5,462	144,743
†Natus Medical	2,545	88,566
†Neogen	3,194	210,804
†NuVasive	4,865	327,706
†Nuvectra	1,144	5,754
†OraSure Technologies	3,636	31,924
†Orthofix International	1,657	59,950
†Quidel	952	20,392
ResMed	7,991	495,842
†RTI Surgical	7,962	25,877
†SeaSpine Holdings	1,244	9,828
St. Jude Medical	10,065	807,112
STERIS	4,286	288,834
Stryker	9,708	1,163,115
†Surmodics	1,196	30,378
Teleflex	2,482	399,974
†Varian Medical Systems	6,323	567,679
†Vascular Solutions	1,826	102,439
West Pharmaceutical Services	3,226	273,662
†Wright Medical Group	3,239	74,432
Zimmer Biomet Holdings	5,071	523,327

		23,882,529

Health Care Providers & Services–2.87%
†Acadia Healthcare	5,448	180,329
Aceto	3,288	72,237
†Addus HomeCare	500	17,525
Aetna	19,426	2,409,018
†Air Methods	7,270	231,549
†Almost Family	1,338	59,006
†Amedisys	2,782	118,597
AmerisourceBergen	5,178	404,868
†AMN Healthcare Services	7,388	284,069
Anthem	12,651	1,818,834
†BioTelemetry	1,479	33,056
†Brookdale Senior Living	13,344	165,732

LVIP Dimensional U.S. Core Equity 1 Fund–13

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Capital Senior Living	3,628	$58,229
Cardinal Health	16,212	1,166,778
†Centene	9,428	532,776
Chemed	2,440	391,400
Cigna	10,510	1,401,929
†Community Health Systems	21,088	117,882
†CorVel	4,063	148,706
†Cross Country Healthcare	2,295	35,825
†DaVita	17,515	1,124,463
†Diplomat Pharmacy	3,200	40,320
Ensign Group	7,140	158,579
†Envision Healthcare	12,025	761,060
†Express Scripts Holding	30,374	2,089,427
†Hanger	4,881	56,128
†HCA Holdings	12,467	922,807
†HealthEquity	833	33,753
HealthSouth	12,452	513,520
†Healthways	6,476	147,329
†Henry Schein	5,219	791,774
Humana	8,492	1,732,623
Kindred Healthcare	12,991	101,979
†Laboratory Corp. of America Holdings	7,556	970,039
Landauer	60	2,886
†LHC Group	2,482	113,427
†LifePoint Health	7,221	410,153
†Magellan Health	4,141	311,610
McKesson	11,235	1,577,956
†MEDNAX	9,343	622,804
†Molina Healthcare	7,676	416,500
National HealthCare	513	38,880
Owens & Minor	8,370	295,377
Patterson	12,944	531,092
†PharMerica	3,751	94,338
†Premier Class A	5,449	165,432
†Providence Service	1,930	73,437
Quest Diagnostics	17,031	1,565,149
†Quorum Health	5,272	38,327
†Select Medical Holdings	20,300	268,975
†Surgical Care Affiliates	7,203	333,283
†Team Health Holdings	8,590	373,235
†Tenet Healthcare	15,569	231,044
†Triple-S Management Class B	3,127	64,729
U.S. Physical Therapy	1,600	112,320
UnitedHealth Group	42,271	6,765,051
†Universal American	11,905	118,455
Universal Health Services Class B	8,291	881,997
†VCA	7,421	509,452
†WellCare Health Plans	4,647	637,011

		35,645,066

Health Care Technology–0.13%
†Allscripts Healthcare Solutions	20,550	209,815

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Technology (continued)
†athenahealth	1,791	$188,359
†Cerner	11,856	561,619
Computer Programs & Systems	971	22,916
†HealthStream	2,606	65,280
†HMS Holdings	8,554	155,341
†Omnicell	4,404	149,296
Quality Systems	5,557	73,075
†Veeva Systems Class A	4,571	186,040

		1,611,741

Hotels, Restaurants & Leisure–2.38%
Aramark	21,338	762,193
†Belmond Class A	15,774	210,583
†Biglari Holdings	1	473
†BJ’s Restaurants	3,790	148,947
Bloomin’ Brands	20,716	373,509
Bob Evans Farms	3,052	162,397
†Bravo Brio Restaurant Group	2,116	8,041
Brinker International	6,684	331,059
†Buffalo Wild Wings	3,038	469,067
Carnival	13,164	685,318
†Carrols Restaurant Group	5,537	84,439
Cheesecake Factory	6,977	417,783
†Chipotle Mexican Grill	1,190	449,011
Choice Hotels International	7,826	438,647
†Chuy’s Holdings	1,400	45,430
ClubCorp Holdings	7,852	112,676
Cracker Barrel Old Country Store	3,884	648,550
Darden Restaurants	5,562	404,469
†Dave & Buster’s Entertainment	4,590	258,417
†Del Frisco’s Restaurant Group	2,666	45,322
†Denny’s	10,416	133,637
DineEquity	3,027	233,079
Domino’s Pizza	3,427	545,715
Dunkin’ Brands Group	8,637	452,924
†Fiesta Restaurant Group	2,409	71,909
Hilton Worldwide Holdings	12,339	335,621
†Hyatt Hotels Class A	2,033	112,344
ILG	12,750	231,667
International Game Technology	10,873	277,479
International Speedway Class A	1,628	59,910
Jack in the Box	4,071	454,486
†La Quinta Holdings	15,085	214,358
Las Vegas Sands	22,692	1,211,980
Marriott International Class A	15,336	1,267,980
Marriott Vacations Worldwide	3,991	338,636
McDonald’s	43,733	5,323,181
†Norwegian Cruise Line Holdings	12,252	521,078
†Panera Bread Class A	2,372	486,473
Papa John’s International	4,299	367,908
†Pinnacle Entertainment	4,347	63,031
Planet Fitness Class A	508	10,211

LVIP Dimensional U.S. Core Equity 1 Fund–14

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Popeyes Louisiana Kitchen	2,261	$136,745
†Red Robin Gourmet Burgers	2,551	143,876
Royal Caribbean Cruises	7,751	635,892
†Ruby Tuesday	8,013	25,882
Ruth’s Hospitality Group	5,354	97,978
SeaWorld Entertainment	15,297	289,572
Six Flags Entertainment	5,930	355,563
Sonic	4,619	122,450
Speedway Motorsports	5,420	117,451
Starbucks	93,795	5,207,498
Texas Roadhouse	9,489	457,749
Vail Resorts	2,989	482,156
Wendy’s	50,385	681,205
Wyndham Worldwide	8,697	664,190
Wynn Resorts	268	23,185
Yum Brands	17,114	1,083,830
†Yum China Holdings	10,610	277,133

		29,572,293

Household Durables–0.90%
CalAtlantic Group	14,064	478,317
†Cavco Industries	858	85,671
DR Horton	23,627	645,726
Ethan Allen Interiors	3,617	133,286
Flexsteel Industries	262	16,158
Garmin	10,598	513,897
†GoPro	11,800	102,778
†Green Brick Partners	1,200	12,060
Harman International Industries	6,266	696,529
†Helen of Troy	2,994	252,843
†Installed Building Products	1,727	71,325
†iRobot	1,300	75,985
La-Z-Boy	7,762	241,010
Leggett & Platt	7,668	374,812
Lennar Class A	15,130	649,531
Libbey	2,727	53,067
†M/I Homes	4,399	110,767
MDC Holdings	8,520	218,615
†Meritage Homes	6,285	218,718
†Mohawk Industries	6,223	1,242,609
NACCO Industries Class A	200	18,110
Newell Brands	10,479	467,887
†NVR	399	665,931
PulteGroup	27,725	509,585
†Taylor Morrison Home Class A	2,655	51,135
†Tempur Sealy International	7,403	505,477
†Toll Brothers	15,771	488,901
†TopBuild	3,133	111,535
†TRI Pointe Homes	24,489	281,134
Tupperware Brands	6,114	321,719
†Universal Electronics	1,276	82,366
Whirlpool	7,624	1,385,814

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
†William Lyon Homes Class A	2,599	$49,459
†ZAGG	1,799	12,773

		11,145,530

Household Products–1.14%
†Central Garden & Pet Class A	5,487	169,548
Church & Dwight	15,548	687,066
Clorox	8,441	1,013,089
Colgate-Palmolive	39,144	2,561,583
Energizer Holdings	6,574	293,266
†HRG Group	22,350	347,766
Kimberly-Clark	17,160	1,958,299
Procter & Gamble	78,688	6,616,087
Spectrum Brands Holdings	3,434	420,081
WD-40	1,305	152,555

		14,219,340

Independent Power & Renewable Electricity Producers–0.18%
AES	39,067	453,959
†Calpine	58,583	669,604
†Dynegy	13,812	116,850
NRG Energy	33,448	410,072
NRG Yield Class A	4,200	64,512
NRG Yield Class C	7,003	110,647
Ormat Technologies	4,099	219,788
Pattern Energy Group	8,394	159,402

		2,204,834

Industrial Conglomerates–1.33%
3M	34,245	6,115,130
Carlisle	4,973	548,472
General Electric	158,068	4,994,949
Honeywell International	36,684	4,249,841
Raven Industries	2,462	62,042
Roper Technologies	2,662	487,359

		16,457,793

Insurance–3.40%
Aflac	19,358	1,347,317
†Alleghany	771	468,861
Allied World Assurance Holdings	10,104	542,686
Allstate	18,075	1,339,719
†Ambac Financial Group	5,809	130,703
American Equity Investment Life Holding	11,818	266,378
American Financial Group	5,298	466,860
American International Group	40,396	2,638,263
American National Insurance	2,284	284,609
AMERISAFE	3,206	199,894
AmTrust Financial Services	24,542	671,960
Aon	10,160	1,133,145
†Arch Capital Group	6,078	524,471
Arthur J. Gallagher & Co.	13,473	700,057

LVIP Dimensional U.S. Core Equity 1 Fund–15

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Aspen Insurance Holdings	6,811	$374,605
Assurant	5,037	467,736
Assured Guaranty	22,041	832,489
AXIS Capital Holdings	4,311	281,379
Brown & Brown	19,616	879,974
Chubb	17,207	2,273,389
Cincinnati Financial	8,752	662,964
CNA Financial	2,638	109,477
†eHealth	183	1,949
Employers Holdings	4,584	181,526
Endurance Specialty Holdings	5,889	544,144
†Enstar Group	795	157,172
Erie Indemnity Class A	3,001	337,462
Everest Re Group	2,259	488,848
Federated National Holding	2,034	38,015
Fidelity & Guaranty Life	4,327	102,550
First American Financial	14,738	539,853
†Genworth Financial	43,794	166,855
†Greenlight Capital Re Class A	4,459	101,665
Hanover Insurance Group	4,961	451,501
Hartford Financial Services Group	17,777	847,074
HCI Group	2,595	102,451
Kemper	7,867	348,508
Loews	17,738	830,671
Maiden Holdings	12,125	211,581
†Markel	790	714,555
Marsh & McLennan	26,368	1,782,213
†MBIA	23,888	255,602
Mercury General	6,458	388,836
MetLife	35,720	1,924,951
National General Holdings	6,442	160,986
National Western Life Group Class A	200	62,160
Navigators Group	2,199	258,932
Old Republic International	27,874	529,606
OneBeacon Insurance Group Class A	3,300	52,965
Primerica	7,888	545,455
Principal Financial Group	27,024	1,563,609
ProAssurance	6,434	361,591
Progressive	23,061	818,665
Prudential Financial	16,460	1,712,828
Reinsurance Group of America	3,072	386,550
RenaissanceRe Holdings	3,717	506,330
RLI	4,751	299,931
Safety Insurance Group	2,774	204,444
Selective Insurance Group	9,030	388,741
State Auto Financial	500	13,405
Stewart Information Services	3,350	154,368
Torchmark	5,882	433,856
Travelers	23,242	2,845,286
United Fire Group	2,487	122,286
United Insurance Holdings	3,254	49,266
Universal Insurance Holdings	7,335	208,314

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Unum Group	13,712	$602,368
Validus Holdings	9,014	495,860
White Mountains Insurance Group	507	423,877
Willis Towers Watson	4,602	562,733
WR Berkley	12,012	798,918
Xl Group	14,394	536,320

		42,214,568

Internet & Direct Marketing Retail–1.61%
†1-800-Flowers.com Class A	5,253	56,207
†Amazon.com	18,776	14,079,559
Blue Nile	592	24,053
Expedia	3,181	360,344
†FTD	4,356	103,847
HSN	6,625	227,237
†Liberty TripAdvisor Holdings Class A	10,113	152,201
†Netflix	6,481	802,348
Nutrisystem	3,791	131,358
†Priceline Group	2,455	3,599,177
†Shutterfly	4,144	207,946
†TripAdvisor	5,112	237,043

		19,981,320

Internet Software & Services–2.18%
†Actua	5,753	80,542
†Akamai Technologies	9,655	643,795
†Alphabet Class A	7,894	6,255,600
†Alphabet Class C	8,266	6,379,864
†Angie’s List	2,100	17,283
†Bazaarvoice	527	2,556
†Blucora	5,281	77,895
†Cimpress	4,105	376,059
†comScore	2,587	81,697
†CoStar Group	768	144,760
†DHI Group	5,517	34,481
EarthLink Holdings	19,178	108,164
†eBay	42,250	1,254,403
†Envestnet	1,992	70,218
†Facebook Class A	60,736	6,987,677
†GrubHub	5,087	191,373
†GTT Communications	2,310	66,413
†InterActiveCorp	5,806	376,171
†Internap	6,320	9,733
†Intralinks Holdings	5,548	75,009
j2 Global	6,291	514,604
†Limelight Networks	5,104	12,862
†Liquidity Services	356	3,471
LogMeIn	691	66,716
NIC	6,405	153,079
†Shutterstock	1,013	48,138
†Twitter	7,054	114,980
†VeriSign	7,421	564,515

LVIP Dimensional U.S. Core Equity 1 Fund–16

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†Web.com Group	9,420	$199,233
†WebMD Health	4,349	215,580
†XO Group	1,837	35,730
†Yahoo	32,869	1,271,044
†Yelp	2,468	94,105
†Zillow Group	5,340	194,643
†Zillow Group Class C	8,356	304,743

		27,027,136

IT Services–4.10%
Accenture Class A	37,147	4,351,028
†Acxiom	10,198	273,306
Alliance Data Systems	4,827	1,102,969
Amdocs	10,852	632,129
Automatic Data Processing	23,070	2,371,135
†Blackhawk Network Holdings Class A	5,669	213,580
Booz Allen Hamilton Holding	17,715	638,980
Broadridge Financial Solutions	9,459	627,132
†CACI International Class A	4,037	501,799
†Cardtronics Class A	8,238	449,548
Cass Information Systems	587	43,186
†Ciber	6,327	3,997
†Cognizant Technology Solutions Class A	23,912	1,339,789
Computer Sciences	15,899	944,719
Convergys	8,676	213,083
†CoreLogic	11,629	428,296
CSG Systems International	5,410	261,844
CSRA	10,486	333,874
DST Systems	5,765	617,720
†EPAM Systems	4,126	265,343
†Euronet Worldwide	5,965	432,045
†Everi Holdings	7,580	16,449
†ExlService Holdings	3,213	162,064
Fidelity National Information Services	10,239	774,478
†Fiserv	14,006	1,488,558
†FleetCor Technologies	4,616	653,256
Forrester Research	2,034	87,360
†Gartner	4,792	484,327
†Genpact	15,431	375,591
Global Payments	9,315	646,554
Hackett Group	2,613	46,146
International Business Machines	53,161	8,824,194
Jack Henry & Associates	6,801	603,793
Leidos Holdings	16,068	821,718
†Lionbridge Technologies	2,841	16,478
ManTech International Class A	3,157	133,383
Mastercard Class A	57,083	5,893,820
MAXIMUS	8,374	467,185
†MoneyGram International	6,116	72,230
Paychex	21,586	1,314,156
†PayPal Holdings	19,280	760,982

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
†Perficient	3,999	$69,942
Sabre	10,487	261,651
Science Applications International	6,731	570,789
†Sykes Enterprises	6,187	178,557
Syntel	9,000	178,110
TeleTech Holdings	3,077	93,849
†Teradata	11,895	323,187
Tessera Holdings	7,199	318,196
Total System Services	12,198	598,068
Travelport Worldwide	8,446	119,089
†Unisys	5,740	85,813
†Vantiv Class A	12,254	730,583
†Virtusa	1,578	39,639
Visa Class A	74,156	5,785,651
Western Union	43,533	945,537
†WEX	4,036	450,418
Xerox	49,189	429,420

		50,866,723

Leisure Products–0.25%
†Arctic Cat	1,628	24,453
Brunswick	11,643	635,009
Callaway Golf	9,101	99,747
Hasbro	9,226	717,691
Mattel	22,859	629,765
†Nautilus	4,229	78,237
Polaris Industries	5,015	413,186
†Smith & Wesson Holding	8,067	170,052
Sturm Ruger & Co.	1,692	89,168
†Vista Outdoor	7,301	269,407

		3,126,715

Life Sciences Tools & Services–0.78%
Agilent Technologies	19,240	876,574
†Bio-Rad Laboratories Class A	2,156	392,996
Bio-Techne	3,697	380,162
Bruker	15,441	327,040
†Cambrex	5,069	273,473
†Charles River Laboratories International	7,518	572,796
†Illumina	6,238	798,714
†INC Research Holdings Class A	4,220	221,972
†Luminex	4,176	84,480
†Mettler-Toledo International	2,275	952,224
†PAREXEL International	10,224	671,921
PerkinElmer	7,329	382,207
†PRA Health Sciences	2,801	154,391
†Quintiles IMS Holdings	4,505	342,605
Thermo Fisher Scientific	15,949	2,250,404
†VWR	16,109	403,208
†Waters	4,541	610,265

		9,695,432

LVIP Dimensional U.S. Core Equity 1 Fund–17

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery–2.76%
Actuant Class A	3,465	$89,917
AGCO	12,977	750,849
Albany International	4,803	222,379
Allison Transmission Holdings	15,480	521,521
Altra Industrial Motion	3,166	116,825
Astec Industries	3,444	232,332
Barnes Group	7,276	345,028
Briggs & Stratton	6,831	152,058
Caterpillar	27,086	2,511,956
†Chart Industries	3,942	141,991
CIRCOR International	2,520	163,498
CLARCOR	7,108	586,197
†Colfax	13,541	486,528
Crane	7,844	565,709
Cummins	7,472	1,021,198
Deere & Co.	15,561	1,603,405
Donaldson	12,688	533,911
Douglas Dynamics	3,817	128,442
Dover	14,382	1,077,643
EnPro Industries	3,111	209,557
ESCO Technologies	2,378	134,714
Federal Signal	9,771	152,525
Flowserve	10,610	509,811
Fortive	8,836	473,875
Franklin Electric	6,304	245,226
Global Brass & Copper Holdings	1,864	63,935
Graco	7,673	637,550
Harsco	14,587	198,383
Hillenbrand	9,705	372,187
Hyster-Yale Materials Handling	2,265	144,439
IDEX	5,045	454,353
Illinois Tool Works	17,309	2,119,660
Ingersoll-Rand	17,550	1,316,952
ITT	10,472	403,905
John Bean Technologies	2,830	243,239
Joy Global	12,246	342,888
Kennametal	9,700	303,222
LB Foster Class A	1,339	18,210
Lincoln Electric Holdings	7,292	559,078
†Lydall	278	17,194
†Manitowoc	21,116	126,274
†Manitowoc Foodservice	20,316	392,708
†Meritor	14,282	177,382
†Middleby	3,797	489,092
Mueller Industries	7,847	313,566
Mueller Water Products Class A	32,192	428,476
†Navistar International	1,376	43,165
NN	2,981	56,788
Nordson	5,211	583,893
Oshkosh	11,156	720,789
PACCAR	16,795	1,073,201
Parker-Hannifin	7,244	1,014,160

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Pentair	9,608	$538,721
†Proto Labs	1,861	95,562
†RBC Bearings	2,276	211,236
†Rexnord	17,542	343,648
Snap-on	4,695	804,113
†SPX	4,663	110,606
†SPX FLOW	4,663	149,496
Standex International	1,405	123,429
Stanley Black & Decker	10,257	1,176,375
Sun Hydraulics	2,590	103,522
Tennant	2,035	144,892
Terex	12,427	391,823
Timken	8,361	331,932
Titan International	4,215	47,250
Toro	10,402	581,992
†TriMas	5,477	128,709
Trinity Industries	25,053	695,471
†Wabash National	13,252	209,647
†WABCO Holdings	4,566	484,681
Wabtec	4,860	403,477
Watts Water Technologies Class A	2,752	179,430
Woodward	10,392	717,568
Xylem	13,811	683,921

		34,249,285

Marine–0.06%
†Kirby	7,077	470,621
Matson	7,118	251,906

		722,527

Media–3.16%
AMC Entertainment Holdings	4,175	140,489
†AMC Networks Class A	4,165	217,996
Cable One	675	419,668
CBS Class B	23,342	1,485,018
†Charter Communications Class A	5,672	1,633,082
Cinemark Holdings	15,721	603,058
Clear Channel Outdoor Holdings Class A	2,039	10,297
Comcast Class A	149,960	10,354,738
†Discovery Communications Class A	14,008	383,959
†Discovery Communications Class C	16,538	442,888
†DISH Network Class A	12,793	741,098
Entercom Communications Class A	1,204	18,421
Entravision Communications Class A	11,605	81,235
Gannett	12,945	125,696
†Gray Television	12,929	140,280
Harte-Hanks	6,110	9,226
Interpublic Group	29,757	696,611
John Wiley & Sons Class A	8,331	454,040
†Liberty Braves Group Class A	594	12,171
†Liberty Braves Group Class C	1,227	25,264

LVIP Dimensional U.S. Core Equity 1 Fund–18

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
†Liberty Broadband Class A	1,624	$117,675
†Liberty Broadband Class C	4,561	337,833
†Liberty Media Group Class A	1,485	46,555
†Liberty Media Group Class C	3,069	96,152
†Liberty SiriusXM Group	5,940	205,049
†Liberty SiriusXM Group Class C	12,277	416,436
Lions Gate Entertainment Class A	3,325	89,443
†Lions Gate Entertainment Class B	10,907	267,669
†Live Nation Entertainment	18,774	499,388
†Madison Square Garden Class A	1,945	333,587
†Media General	16,818	316,683
Meredith	5,810	343,661
†MSG Networks	7,386	158,799
National CineMedia	6,797	100,120
New York Times Class A	15,478	205,857
News Class A	20,540	235,388
News Class B	8,371	98,778
Nexstar Broadcasting Group Class A	3,597	227,690
Omnicom Group	15,626	1,329,929
†Reading International Class A	489	8,117
Regal Entertainment Group Class A	20,086	413,772
Scholastic	4,716	223,963
†Scripps (E.W.) Class A	6,953	134,401
Scripps Networks Interactive Class A	7,846	559,969
Sinclair Broadcast Group Class A	9,958	332,099
Sirius XM Holdings	96,690	430,271
TEGNA	26,053	557,274
Time	16,596	296,239
Time Warner	32,926	3,178,347
Twenty-First Century Fox Class A	52,996	1,486,008
Twenty-First Century Fox Class B	17,580	479,055
Viacom Class A	300	11,550
Viacom Class B	26,734	938,363
Walt Disney	64,400	6,711,768

		39,183,123

Metals & Mining–0.70%
†AK Steel Holding	22,261	227,285
Alcoa	7,458	209,421
Allegheny Technologies	11,771	187,512
Carpenter Technology	7,558	273,373
†Century Aluminum	1,404	12,018
†Cliffs Natural Resources	2,422	20,369
†Coeur Mining	21,436	194,853
Commercial Metals	17,961	391,191
Compass Minerals International	6,373	499,325
Ferroglobe	8,766	94,936
†=Ferroglobe R&W Trust	8,766	0
†Freeport-McMoRan	52,994	698,991
Haynes International	1,268	54,511
Hecla Mining	61,998	324,870
Kaiser Aluminum	1,961	152,350

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Metals & Mining (continued)
Materion	3,100	$122,760
Newmont Mining	25,436	866,605
Nucor	23,987	1,427,706
Reliance Steel & Aluminum	7,402	588,755
Royal Gold	7,027	445,160
†Ryerson Holding	607	8,103
Schnitzer Steel Industries	2,756	70,829
Southern Copper	3,216	102,719
Steel Dynamics	16,544	588,636
†Stillwater Mining	15,568	250,800
†SunCoke Energy	1,400	15,876
†TimkenSteel	6,778	104,923
United States Steel	14,338	473,297
Worthington Industries	5,243	248,728

		8,655,902

Multiline Retail–0.69%
Big Lots	8,831	443,404
Dillard’s Class A	6,398	401,091
Dollar General	15,063	1,115,716
†Dollar Tree	7,909	610,417
Fred’s Class A	5,241	97,273
†JC Penney	41,484	344,732
Kohl’s	28,811	1,422,687
Macy’s	31,292	1,120,567
Nordstrom	16,663	798,658
†Ollie’s Bargain Outlet Holdings	1,846	52,519
Target	30,038	2,169,645

		8,576,709

Multi-Utilities–0.91%
Ameren	14,689	770,585
Avista	8,017	320,600
Black Hills	4,628	283,882
CenterPoint Energy	22,804	561,891
CMS Energy	16,911	703,836
Consolidated Edison	11,555	851,372
Dominion Resources	23,695	1,814,800
DTE Energy	9,673	952,887
MDU Resources Group	15,476	445,245
NiSource	20,881	462,305
NorthWestern	5,837	331,950
Public Service Enterprise Group	20,567	902,480
SCANA	7,858	575,834
Sempra Energy	8,892	894,891
Unitil	1,492	67,647
Vectren	10,681	557,014
WEC Energy Group	12,771	749,019

		11,246,238

Oil, Gas & Consumable Fuels–4.52%
†Abraxas Petroleum	9,714	24,965
Alon USA Energy	9,006	102,488

LVIP Dimensional U.S. Core Equity 1 Fund–19

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Anadarko Petroleum	13,637	$950,908
†Antero Resources	6,335	149,823
Apache	6,314	400,750
Cabot Oil & Gas	15,184	354,698
†Callon Petroleum	12,029	184,886
†Cheniere Energy	13,897	575,753
Cheniere Energy Partners Holdings	1,388	31,050
†Chesapeake Energy	61,123	429,083
Chevron	74,636	8,784,657
Cimarex Energy	2,862	388,946
†Clayton Williams Energy	525	62,612
†Cobalt International Energy	49,489	60,377
†Concho Resources	2,035	269,841
ConocoPhillips	45,395	2,276,105
CONSOL Energy	25,588	466,469
†Continental Resources	11,358	585,391
CVR Energy	6,305	160,084
Delek U.S. Holdings	9,540	229,628
Devon Energy	8,118	370,749
DHT Holdings	14,019	58,039
†Diamondback Energy	2,433	245,879
†Energen	7,618	439,330
EnLink Midstream	13,242	252,260
EOG Resources	14,108	1,426,319
†EP Energy Class A	16,914	110,787
EQT	7,020	459,108
Exxon Mobil	134,604	12,149,357
GasLog	9,204	148,184
Green Plains	4,898	136,409
†Gulfport Energy	13,145	284,458
Hess	11,154	694,783
HollyFrontier	13,394	438,787
Kinder Morgan	60,700	1,257,097
†Kosmos Energy	37,603	263,597
†Laredo Petroleum	10,998	155,512
Marathon Oil	33,764	584,455
Marathon Petroleum	36,196	1,822,469
Murphy Oil	15,164	472,055
†Newfield Exploration	4,736	191,808
Noble Energy	22,379	851,745
†Oasis Petroleum	11,718	177,411
Occidental Petroleum	18,761	1,336,346
ONEOK	15,751	904,265
Panhandle Oil and Gas Class A	1,806	42,531
†Par Pacific Holdings	329	4,784
†Parsley Energy Class A	7,407	261,023
PBF Energy Class A	14,133	394,028
†PDC Energy	5,391	391,279
Phillips 66	18,608	1,607,917
Pioneer Natural Resources	4,157	748,551
†QEP Resources	24,720	455,095
Range Resources	11,488	394,728

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Renewable Energy Group	5,557	$53,903
†Rice Energy	17,630	376,401
†RSP Permian	12,683	565,915
Scorpio Tankers	27,600	125,028
SemGroup Class A	5,993	250,208
SM Energy	11,793	406,623
†Southwestern Energy	32,813	355,037
Spectra Energy	26,888	1,104,828
†Synergy Resources	17,299	154,134
Targa Resources	9,743	546,290
Teekay	13,659	109,682
Tesoro	18,972	1,659,101
Valero Energy	30,128	2,058,345
Western Refining	17,616	666,766
†Whiting Petroleum	11,844	142,365
Williams	20,050	624,357
World Fuel Services	8,534	391,796
†WPX Energy	32,521	473,831

		56,084,269

Paper & Forest Products–0.17%
†Boise Cascade	5,938	133,605
†Clearwater Paper	2,473	162,105
Deltic Timber	456	35,144
Domtar	10,770	420,353
KapStone Paper and Packaging	17,293	381,311
†Louisiana-Pacific	15,346	290,500
Mercer International	10,372	110,462
Neenah Paper	2,359	200,987
PH Glatfelter	4,944	118,112
†Resolute Forest Products	7,351	39,328
Schweitzer-Mauduit International	4,384	199,604

		2,091,511

Personal Products–0.29%
†Avon Products	40,949	206,383
Coty Class A	38,027	696,274
†Edgewell Personal Care	5,853	427,210
Estee Lauder Class A	12,377	946,717
†Herbalife	8,001	385,168
Inter Parfums	3,508	114,887
Medifast	1,745	72,644
Natural Health Trends	1,722	42,792
Nu Skin Enterprises Class A	9,513	454,531
†Revlon Class A	4,768	138,987
†USANA Health Sciences	1,848	113,098

		3,598,691

Pharmaceuticals–3.25%
†Akorn	9,574	209,000
Allergan	15,439	3,242,344
Bristol-Myers Squibb	33,192	1,939,740
†Catalent	14,867	400,814

LVIP Dimensional U.S. Core Equity 1 Fund–20

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
†Depomed	5,776	$104,084
Eli Lilly & Co.	38,525	2,833,514
†Endo International	13,792	227,154
†Horizon Pharma	15,728	254,479
†Impax Laboratories	7,524	99,693
†Innoviva	911	9,748
†Jazz Pharmaceuticals	2,576	280,861
Johnson & Johnson	119,032	13,713,677
†Lannett	7,113	156,842
†Mallinckrodt	8,454	421,178
†Medicines	9,062	307,564
Merck & Co.	87,602	5,157,130
†Mylan	6,277	239,468
Pfizer	255,180	8,288,246
Phibro Animal Health Class A	1,442	42,251
†Prestige Brands Holdings	7,338	382,310
†SciClone Pharmaceuticals	5,143	55,544
†Sucampo Pharmaceuticals Class A	3,401	46,084
†Supernus Pharmaceuticals	3,800	95,950
†Taro Pharmaceutical Industries	2,437	256,543
Zoetis	29,532	1,580,848

		40,345,066

Professional Services–0.63%
†Advisory Board	2,548	84,721
Barrett Business Services	300	19,230
†CBIZ	6,360	87,132
CEB	3,863	234,098
Dun & Bradstreet	4,540	550,793
Equifax	7,987	944,303
Exponent	4,158	250,727
†Franklin Covey	993	20,009
†FTI Consulting	6,870	309,700
†GP Strategies	1,772	50,679
Heidrick & Struggles International	2,100	50,715
†Huron Consulting Group	2,990	151,443
†ICF International	3,173	175,150
Insperity	3,305	234,490
Kelly Services Class A	3,655	83,773
Kforce	4,767	110,118
Korn/Ferry International	6,340	186,586
ManpowerGroup	9,027	802,229
†Mistras Group	3,448	88,545
†Navigant Consulting	4,750	124,355
Nielsen Holdings	16,119	676,192
†On Assignment	6,674	294,724
Resources Connection	4,071	78,367
Robert Half International	13,778	672,091
†RPX	7,879	85,093
†TransUnion	1,042	32,229
†TriNet Group	8,091	207,291
†TrueBlue	5,561	137,079

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Professional Services (continued)
†Verisk Analytics Class A	13,318	$1,081,022

		7,822,884

Real Estate Management & Development–0.24%
Alexander & Baldwin	8,202	368,024
†Altisource Portfolio Solutions	2,089	55,547
†CBRE Group Class A	23,540	741,275
†Forestar Group	4,339	57,709
HFF Class A	5,680	171,820
†Howard Hughes	4,225	482,073
Jones Lang LaSalle	3,224	325,753
Kennedy-Wilson Holdings	8,379	171,769
†Marcus & Millichap	3,589	95,898
RE/MAX Holdings	1,148	64,288
Realogy Holdings	15,344	394,801
†St. Joe	2,800	53,200

		2,982,157

Road & Rail–1.30%
AMERCO	1,614	596,518
ArcBest	3,735	103,273
†Avis Budget Group	18,553	680,524
Celadon Group	4,136	29,572
†Covenant Transportation Group Class A	3,400	65,756
CSX	47,982	1,723,993
†Genesee & Wyoming	5,867	407,228
Heartland Express	13,599	276,876
†Hertz Global Holdings	1,947	41,977
JB Hunt Transport Services	10,200	990,114
Kansas City Southern	10,638	902,634
Knight Transportation	13,495	446,010
Landstar System	6,508	555,132
Marten Transport	4,762	110,955
Norfolk Southern	13,859	1,497,742
†Old Dominion Freight Line	10,109	867,251
†Roadrunner Transportation Systems	5,207	54,101
Ryder System	10,618	790,404
†Saia	3,643	160,838
†Swift Transportation	17,811	433,876
Union Pacific	48,484	5,026,821
†USA Truck	1,448	12,612
Werner Enterprises	12,297	331,404
†YRC Worldwide	1,455	19,322

		16,124,933

Semiconductors & Semiconductor Equipment–3.61%
†Advanced Energy Industries	5,778	316,345
†Advanced Micro Devices	62,118	704,418
†Alpha & Omega Semiconductor	1,200	25,524
†Amkor Technology	37,829	399,096
Analog Devices	8,683	630,559
Applied Materials	33,111	1,068,492

LVIP Dimensional U.S. Core Equity 1 Fund–21

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Axcelis Technologies	1,050	$15,277
Broadcom	6,124	1,082,539
Brooks Automation	9,566	163,292
Cabot Microelectronics	2,668	168,538
†Cavium	1,140	71,182
†CEVA	2,353	78,943
†Cirrus Logic	8,845	500,096
Cohu	497	6,908
†Cree	11,762	310,399
Cypress Semiconductor	32,772	374,912
†Diodes	7,611	195,374
†DSP Group	4,368	57,002
†Entegris	15,222	272,474
†Exar	3,720	40,102
†First Solar	9,258	297,089
†FormFactor	7,433	83,250
†Integrated Device Technology	11,976	282,155
Intel	305,876	11,094,123
Intersil Class A	16,449	366,813
IXYS	4,008	47,695
KLA-Tencor	12,919	1,016,467
†Kulicke & Soffa Industries	12,689	202,390
Lam Research	13,496	1,426,932
†Lattice Semiconductor	17,582	129,404
Linear Technology	16,120	1,005,082
†MACOM Technology Solutions Holdings	3,725	172,393
Marvell Technology Group	34,452	477,849
Maxim Integrated Products	11,953	461,027
†MaxLinear Class A	3,029	66,032
Microchip Technology	8,427	540,592
†Micron Technology	71,704	1,571,752
†Microsemi	9,527	514,172
MKS Instruments	6,800	403,920
Monolithic Power Systems	128	10,487
†Nanometrics	2,667	66,835
†NeoPhotonics	2,126	22,982
NVE	50	3,571
NVIDIA	46,520	4,965,545
†ON Semiconductor	59,904	764,375
†PDF Solutions	3,040	68,552
†Photronics	5,636	63,687
Power Integrations	2,120	143,842
†Qorvo	6,884	362,993
QUALCOMM	61,668	4,020,754
†Rambus	9,571	131,793
†Rudolph Technologies	4,102	95,782
†Semtech	6,166	194,537
†Sigma Designs	1,968	11,808
†Silicon Laboratories	3,260	211,900
Skyworks Solutions	10,149	757,724
†SunPower	12,428	82,149

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Synaptics	4,025	$215,659
Teradyne	22,477	570,916
Texas Instruments	55,321	4,036,773
†Ultratech	3,675	88,127
†Veeco Instruments	5,210	151,871
†Versum Materials	4,068	114,189
†Xcerra	5,880	44,923
Xilinx	16,247	980,831

		44,823,214

Software–3.55%
†ACI Worldwide	14,185	257,458
Activision Blizzard	15,960	576,316
†Adobe Systems	9,190	946,111
†ANSYS	5,401	499,538
†Aspen Technology	10,168	555,986
†Autodesk	4,443	328,826
†Barracuda Networks	2,732	58,547
Blackbaud	4,439	284,096
†BroadSoft	500	20,625
CA	53,474	1,698,869
†Cadence Design Systems	19,616	494,716
CDK Global	6,967	415,860
†Citrix Systems	8,053	719,213
†Dell Technologies Class V	12,928	710,652
†Donnelley Financial Solutions	4,245	97,550
†Electronic Arts	13,033	1,026,479
†Ellie Mae	801	67,028
†EnerNOC	4,615	27,690
Fair Isaac	3,741	446,002
†FireEye	6,823	81,194
†Fortinet	3,418	102,950
†Globant	250	8,338
†Guidewire Software	3,953	195,001
Intuit	14,939	1,712,159
†Manhattan Associates	8,875	470,641
Mentor Graphics	16,898	623,367
Microsoft	319,000	19,822,660
†MicroStrategy	1,106	218,324
Monotype Imaging Holdings	3,104	61,614
†Nuance Communications	30,262	450,904
Oracle	133,496	5,132,921
†Paycom Software	2,924	133,013
Pegasystems	8,394	302,184
Progress Software	4,679	149,400
†PTC	6,288	290,946
QAD Class A	1,105	33,592
†Qualys	453	14,337
†RealPage	376	11,280
†Red Hat	9,877	688,427
†salesforce.com	8,643	591,700
†Seachange International	2,000	4,600

LVIP Dimensional U.S. Core Equity 1 Fund–22

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†ServiceNow	3,069	$228,149
†Silver Spring Networks	2,590	34,473
†Splunk	2,645	135,292
SS&C Technologies Holdings	10,860	310,596
Symantec	26,606	635,617
†Synchronoss Technologies	4,423	169,401
†Synopsys	8,263	486,360
†Tableau Software Class A	2,254	95,006
†Take-Two Interactive Software	6,889	339,559
†Telenav	2,300	16,215
†TiVo	16,231	339,228
†Tyler Technologies	1,278	182,460
†Ultimate Software Group	1,171	213,532
†VASCO Data Security International	584	7,972
†Verint Systems	3,983	140,401
†VMware Class A	1,975	155,492
†Workday Class A	1,507	99,598
†Zedge Class B	1,132	3,543
†Zynga Class A	82,444	211,881

		44,135,889

Specialty Retail–3.56%
Aaron’s	13,763	440,278
Abercrombie & Fitch	1,003	12,036
Advance Auto Parts	4,940	835,453
American Eagle Outfitters	28,359	430,206
†America’s Car-Mart	962	42,087
†Asbury Automotive Group	5,290	326,393
†Ascena Retail Group	28,043	173,586
†AutoNation	13,117	638,142
†AutoZone	1,414	1,116,763
Barnes & Noble	9,682	107,954
†Barnes & Noble Education	6,119	70,185
Bed Bath & Beyond	20,862	847,832
Best Buy	44,427	1,895,700
Big 5 Sporting Goods	900	15,615
†Build-A-Bear Workshop	2,901	39,889
†Burlington Stores	9,077	769,276
†Cabela’s	9,948	582,455
Caleres	7,320	240,242
†CarMax	11,906	766,627
Cato Class A	4,303	129,434
Chico’s FAS	18,957	272,791
Children’s Place	3,021	304,970
Citi Trends	2,149	40,487
CST Brands	12,256	590,126
Dick’s Sporting Goods	11,492	610,225
DSW Class A	11,901	269,558
†Express	12,788	137,599
Finish Line Class A	5,944	111,807
†Five Below	5,269	210,549
Foot Locker	14,273	1,011,813

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†Francesca’s Holdings	6,695	$120,711
GameStop Class A	18,683	471,933
Gap	31,510	707,084
†Genesco	3,102	192,634
GNC Holdings	14,677	162,034
Group 1 Automotive	3,419	266,477
Guess	11,019	133,330
Haverty Furniture	2,655	62,923
†Hibbett Sports	4,645	173,259
Home Depot	73,781	9,892,556
†Kirkland’s	2,488	38,589
L Brands	11,417	751,695
Lithia Motors Class A	3,884	376,088
Lowe’s	54,082	3,846,312
†MarineMax	2,439	47,195
†Michaels	7,693	157,322
Monro Muffler Brake	3,844	219,877
†Murphy USA	7,912	486,351
Office Depot	4,866	21,994
†O’Reilly Automotive	5,785	1,610,602
†Party City Holdco	1,834	26,043
Penske Automotive Group	13,958	723,583
Rent-A-Center	8,035	90,394
†Restoration Hardware Holdings	5,147	158,013
Ross Stores	23,514	1,542,518
†Sally Beauty Holdings	19,812	523,433
†Select Comfort	8,853	200,255
Shoe Carnival	1,575	42,493
Signet Jewelers	7,419	699,315
Sonic Automotive Class A	5,355	122,629
†Sportsman’s Warehouse Holdings	165	1,549
Stage Stores	4,087	17,860
Staples	33,564	303,754
Stein Mart	6,897	37,796
Tailored Brands	2,664	68,065
Tiffany & Co.	8,129	629,428
†Tile Shop Holdings	2,643	51,671
TJX	38,771	2,912,865
Tractor Supply	10,859	823,221
†Ulta Salon Cosmetics & Fragrance	4,365	1,112,813
†Urban Outfitters	22,925	652,904
†Vitamin Shoppe	3,839	91,176
†West Marine	1,000	10,470
Williams-Sonoma	11,411	552,178
†Zumiez	4,241	92,666

		44,266,136

Technology Hardware, Storage & Peripherals–3.72%
Apple	338,950	39,257,189
†Avid Technology	6,614	29,102
†Cray	1,551	32,106
Diebold Nixdorf	5,855	147,253

LVIP Dimensional U.S. Core Equity 1 Fund–23

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
†Electronics For Imaging	5,336	$234,037
Hewlett Packard Enterprise	75,577	1,748,852
HP	77,017	1,142,932
†NCR	16,424	666,157
NetApp	23,621	833,113
Seagate Technology	26,122	997,077
†Super Micro Computer	6,166	172,956
Western Digital	13,187	896,057

		46,156,831

Textiles, Apparel & Luxury Goods–0.87%
Carter’s	4,642	401,022
Coach	19,971	699,384
Columbia Sportswear	6,536	381,049
†Crocs	5,293	36,310
Culp	695	25,819
†Deckers Outdoor	5,238	290,133
†Fossil Group	8,573	221,698
†G-III Apparel Group	5,901	174,434
Hanesbrands	28,474	614,184
†Kate Spade & Co.	11,466	214,070
†Lululemon athletica	9,083	590,304
†Michael Kors Holdings	15,972	686,477
Movado Group	2,255	64,831
NIKE Class B	64,610	3,284,126
Oxford Industries	2,792	167,883
†Perry Ellis International	2,325	57,916
PVH	4,626	417,450
Ralph Lauren	4,415	398,763
†Skechers U.S.A. Class A	13,059	320,990
†Steven Madden	7,834	280,065
†Under Armour Class A	8,228	239,023
†Under Armour Class C	8,286	208,559
†Vera Bradley	810	9,493
VF	12,928	689,709
Wolverine World Wide	16,475	361,626

		10,835,318

Thrifts & Mortgage Finance–0.37%
Astoria Financial	15,660	292,059
Beneficial Bancorp	11,715	215,556
†BofI Holding	7,624	217,665
Capitol Federal Financial	21,314	350,828
Clifton Bancorp	3,028	51,234
Dime Community Bancshares	6,872	138,127
EverBank Financial	18,905	367,702
First Defiance Financial	802	40,693
†Flagstar Bancorp	7,368	198,494
†HomeStreet	2,845	89,902
Kearny Financial	1,011	15,721
Meridian Bancorp	8,312	157,097
Meta Financial Group	741	76,249

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
New York Community Bancorp	25,070	$398,864
†NMI Holdings Class A	299	3,184
Northfield Bancorp	6,724	134,278
Northwest Bancshares	14,286	257,577
OceanFirst Financial	629	18,889
Oritani Financial	6,244	117,075
†PennyMac Financial Services Class A	1,643	27,356
†PHH	689	10,445
Provident Financial Services	9,985	282,575
TFS Financial	9,915	188,782
TrustCo Bank	12,472	109,130
United Community Financial	2,888	25,819
United Financial Bancorp	4,707	85,479
†Walker & Dunlop	4,483	139,870
Washington Federal	10,936	375,652
Waterstone Financial	3,925	72,220
WSFS Financial	3,684	170,753

		4,629,275

Tobacco–1.19%
Altria Group	112,753	7,624,358
Philip Morris International	58,687	5,369,274
Reynolds American	24,190	1,355,608
Universal	2,033	129,604
Vector Group	14,950	339,963

		14,818,807

Trading Companies & Distributors–0.58%
Air Lease	16,007	549,520
Applied Industrial Technologies	5,007	297,416
†Beacon Roofing Supply	6,388	294,295
†CAI International	2,879	24,961
†DXP Enterprises	131	4,551
Fastenal	18,484	868,378
H&E Equipment Services	2,771	64,426
†HD Supply Holdings	11,623	494,094
†Herc Holdings	1,633	65,581
Kaman	3,636	177,909
†MRC Global	13,960	282,830
MSC Industrial Direct	6,411	592,312
†NOW	7,979	163,330
†Rush Enterprises Class A	69	2,201
Triton International	4,292	67,814
†United Rentals	12,021	1,269,177
†Veritiv	1,100	59,125
Watsco	3,045	451,025
†WESCO International	6,714	446,817
WW Grainger	4,437	1,030,493

		7,206,255

LVIP Dimensional U.S. Core Equity 1 Fund–24

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Transportation Infrastructure–0.03%
Macquarie Infrastructure	5,269	$430,477

		430,477

Water Utilities–0.14%
American States Water	4,789	218,187
American Water Works	10,364	749,939
Aqua America	10,568	317,463
California Water Service Group	7,599	257,606
Connecticut Water Service	819	45,741
Middlesex Water	1,357	58,270
SJW Group	2,258	126,403
York Water	591	22,576

		1,796,185

Wireless Telecommunication Services–0.19%
†Boingo Wireless	4,098	49,955
Shenandoah Telecommunications	6,684	182,473
Spok Holdings	1,858	38,553
†Sprint	74,780	629,648

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Wireless Telecommunication Services (continued)
Telephone & Data Systems	13,099	$378,168
†T-Mobile US	15,158	871,737
†United States Cellular	3,838	167,797

		2,318,331

Total Common Stock (Cost $973,856,877)		1,238,002,020

RIGHT–0.00%
†=Dyax	7,132	7,917

Total Right (Cost $7,917)		7,917

MONEY MARKET FUND–0.25%

Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	3,113,586	3,113,586

Total Money Market Fund (Cost $3,113,586)		3,113,586

TOTAL VALUE OF SECURITIES–99.96% (Cost $976,978,380)	1,241,123,523
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	531,157

NET ASSETS APPLICABLE TO 45,574,723 SHARES OUTSTANDING–100.00%	$1,241,654,680

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND STANDARD CLASS ($1,147,995,353 / 42,122,461 Shares)	$27.254

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND SERVICE CLASS ($93,659,327 / 3,452,262 Shares)	$27.130

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$962,218,193
Accumulated net realized gain on investments.	15,291,344
Net unrealized appreciation of investments.	264,145,143

TOTAL NET ASSETS	$1,241,654,680

†	Non-income producing for the period.

«	Includes $965,429 payable for securities purchased, $970,835 payable for fund shares redeemed, and $393,232 due to manager and affiliates as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $7,917, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–25

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$23,617,693
Foreign tax withheld	(4,311)

23,613,382

EXPENSES:
Management fees	4,108,445
Accounting and administration expenses	292,824
Distribution fees-Service Class	291,019
Reports and statements to shareholders	205,884
Professional fees	50,471
Trustees’ fees and expenses	31,151
Custodian fees	21,872
Pricing fees	5,394
Consulting fees	2,326
Other	25,180

Total operating expenses	5,034,566

NET INVESTMENT INCOME	18,578,816

NET REALIZED AND UNREALIZED GAIN
Net realized gain from investments	19,625,531
Net change in unrealized appreciation (depreciation) of investments	121,985,101

NET REALIZED AND UNREALIZED GAIN	141,610,632

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$160,189,448

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,578,816	$19,750,518
Net realized gain	19,625,531	434,869,853
Net change in unrealized appreciation (depreciation)	121,985,101	(478,626,947)

Net increase (decrease) in net assets resulting from operations	160,189,448	(24,006,576)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(18,232,437)	(19,065,030)
Service Class	(1,096,735)	(1,026,926)
Net realized gain:
Standard Class	(394,327,734)	(136,817,145)
Service Class	(31,118,697)	(9,294,038)

	(444,775,603)	(166,203,139)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	64,485,910	16,324,245
Service Class	18,856,910	12,193,148
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	412,560,171	155,882,175
Service Class	32,215,432	10,320,964

	528,118,423	194,720,532

Cost of shares redeemed:
Standard Class	(185,850,577)	(153,484,609)
Service Class	(14,320,799)	(16,167,678)

	(200,171,376)	(169,652,287)

Increase in net assets derived from capital share transactions	327,947,047	25,068,245

NET INCREASE (DECREASE) IN NET ASSETS	43,360,892	(165,141,470)
NET ASSETS:
Beginning of year	1,198,293,788	1,363,435,258

End of year	$1,241,654,680	$1,198,293,788

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–26

LVIP Dimensional U.S. Core Equity 1 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/16	12/31/15[1]	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$37.542	$44.352	$42.182	$33.037	$28.992

Income (loss) from investment operations:
Net investment income[2]	0.537	0.665	0.736	0.671	0.563
Net realized and unrealized gain (loss)	3.889	(1.700)	4.729	10.231	3.872

Total from investment operations	4.426	(1.035)	5.465	10.902	4.435

Less dividends and distributions from:
Net investment income	(0.439)	(0.653)	(0.855)	(0.688)	(0.360)
Net realized gain	(14.275)	(5.122)	(2.440)	(1.069)	(0.030)

Total dividends and distributions	(14.714)	(5.775)	(3.295)	(1.757)	(0.390)

Net asset value, end of period	$27.254	$37.542	$44.352	$42.182	$33.037

Total return[3]	14.41%	(2.00% )	13.18%	33.26%	15.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,147,995	$1,120,426	$1,279,820	$1,266,909	$1,067,651
Ratio of expenses to average net assets	0.40%	0.39%	0.38%	0.40%	0.41%
Ratio of net investment income to average net assets	1.60%	1.54%	1.68%	1.75%	1.75%
Portfolio turnover	4%	74%	14%	12%	22%

[1]	Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–27

LVIP Dimensional U.S. Core Equity 1 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/31/16	12/31/15[1]	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$37.449	$44.254	$42.107	$32.994	$28.957

Income (loss) from investment operations:
Net investment income[2]	0.415	0.511	0.581	0.536	0.449
Net realized and unrealized gain (loss)	3.863	(1.691)	4.708	10.199	3.867

Total from investment operations	4.278	(1.180)	5.289	10.735	4.316

Less dividends and distributions from:
Net investment income	(0.322)	(0.503)	(0.702)	(0.553)	(0.249)
Net realized gain.	(14.275)	(5.122)	(2.440)	(1.069)	(0.030)

Total dividends and distributions	(14.597)	(5.625)	(3.142)	(1.622)	(0.279)

Net asset value, end of period	$27.130	$37.449	$44.254	$42.107	$32.994

Total return[3]	14.01%	(2.34% )	12.78%	32.80%	14.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$93,660	$77,868	$83,615	$84,813	$68,109
Ratio of expenses to average net assets	0.75%	0.74%	0.73%	0.75%	0.76%
Ratio of net investment income to average net assets	1.25%	1.19%	1.33%	1.40%	1.40%
Portfolio turnover	4%	74%	14%	12%	22%

[1]	Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–28

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions

LVIP Dimensional U.S. Core Equity 1 Fund–29

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$61,485
Legal	15,205

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $158,556 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable and prepaid expenses to affiliates as follows:

Management fees payable to LIAC	$365,424
Distribution fees payable to LFD	27,808

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$48,632,940
Sales	150,776,227

LVIP Dimensional U.S. Core Equity 1 Fund–30

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$980,669,616

Aggregate unrealized appreciation	$332,519,333
Aggregate unrealized depreciation	(72,065,426)

Net unrealized appreciation	$260,453,907

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$31,563,070	$—	$—	$31,563,070
Air Freight & Logistics	9,488,224	—	—	9,488,224
Airlines	11,935,019	—	—	11,935,019
Auto Components	9,893,745	—	—	9,893,745
Automobiles	8,141,384	—	—	8,141,384
Banks	89,516,080	628,117	—	90,144,197
Beverages	20,478,025	—	—	20,478,025
Biotechnology	29,076,287	—	—	29,076,287
Building Products	7,945,068	—	—	7,945,068
Capital Markets	32,869,537	—	—	32,869,537
Chemicals	32,530,394	—	—	32,530,394
Commercial Services & Supplies	13,084,986	—	—	13,084,986
Communications Equipment	14,605,138	—	—	14,605,138
Construction & Engineering	5,723,826	—	—	5,723,826
Construction Materials	2,384,092	—	—	2,384,092
Consumer Finance	13,722,841	—	—	13,722,841
Containers & Packaging	10,060,966	—	—	10,060,966
Distributors	2,485,052	—	—	2,485,052
Diversified Consumer Services	3,600,903	—	—	3,600,903
Diversified Financial Services	11,582,646	—	—	11,582,646

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LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Diversified Telecommunication Services	$31,874,098	$—	$—	$31,874,098
Electric Utilities	19,149,214	—	—	19,149,214
Electrical Equipment	8,803,796	—	—	8,803,796
Electronic Equipment, Instruments & Components	16,610,598	—	—	16,610,598
Energy Equipment & Services	11,238,164	—	—	11,238,164
Food & Staples Retailing	22,182,151	—	—	22,182,151
Food Products	21,537,076	308,223	—	21,845,299
Gas Utilities	4,232,267	—	—	4,232,267
Health Care Equipment & Supplies	23,862,137	20,392	—	23,882,529
Health Care Providers & Services	35,645,066	—	—	35,645,066
Health Care Technology	1,611,741	—	—	1,611,741
Hotels, Restaurants & Leisure	29,572,293	—	—	29,572,293
Household Durables	11,145,530	—	—	11,145,530
Household Products	14,219,340	—	—	14,219,340
Independent Power & Renewable Electricity
Producers	2,204,834	—	—	2,204,834
Industrial Conglomerates	16,457,793	—	—	16,457,793
Insurance	41,825,827	388,741	—	42,214,568
Internet & Direct Marketing Retail	19,981,320	—	—	19,981,320
Internet Software & Services	27,027,136	—	—	27,027,136
IT Services	50,866,723	—	—	50,866,723
Leisure Products	3,126,715	—	—	3,126,715
Life Sciences Tools & Services	9,695,432	—	—	9,695,432
Machinery	33,904,257	345,028	—	34,249,285
Marine	722,527	—	—	722,527
Media	39,183,123	—	—	39,183,123
Metals & Mining	8,655,902	—	—	8,655,902
Multiline Retail	8,576,709	—	—	8,576,709
Multi-Utilities	11,246,238	—	—	11,246,238
Oil, Gas & Consumable Fuels	56,084,269	—	—	56,084,269
Paper & Forest Products	2,091,511	—	—	2,091,511
Personal Products	3,598,691	—	—	3,598,691
Pharmaceuticals	40,345,066	—	—	40,345,066
Professional Services	7,822,884	—	—	7,822,884
Real Estate Management & Development	2,982,157	—	—	2,982,157
Road & Rail	16,124,933	—	—	16,124,933
Semiconductors & Semiconductor Equipment	44,823,214	—	—	44,823,214
Software	42,437,020	1,698,869	—	44,135,889
Specialty Retail	44,266,136	—	—	44,266,136
Technology Hardware, Storage & Peripherals	46,156,831	—	—	46,156,831
Textiles, Apparel & Luxury Goods	10,835,318	—	—	10,835,318
Thrifts & Mortgage Finance	4,629,275	—	—	4,629,275
Tobacco	14,818,807	—	—	14,818,807
Trading Companies & Distributors	7,206,255	—	—	7,206,255
Transportation Infrastructure	430,477	—	—	430,477
Water Utilities	1,796,185	—	—	1,796,185
Wireless Telecommunication Services	2,318,331	—	—	2,318,331
Right	—	—	7,917	7,917
Money Market Fund	3,113,586	—	—	3,113,586

Total	$1,237,726,236	$3,389,370	$7,917	$1,241,123,523

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Dimensional U.S. Core Equity 1 Fund–32

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$18,796,295	$26,447,594
Long-term capital gain	425,979,308	139,755,545

Total	$444,775,603	$166,203,139

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$962,218,193
Undistributed long-term capital gains	18,982,580
Net unrealized appreciation	260,453,907

Net assets	$1,241,654,680

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to redesignation of dividends and distributions and tax character of corporate actions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$750,356	$(750,356)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	1,821,219	384,606
Service Class	562,293	288,391
Shares issued upon reinvestment of dividends and distributions:
Standard Class	15,889,397	4,174,343
Service Class	1,250,921	277,862

	19,523,830	5,125,202

Shares redeemed:
Standard Class	(5,432,473)	(3,570,916)
Service Class	(440,271)	(376,362)

	(5,872,744)	(3,947,278)

Net increase	13,651,086	1,177,924

7. Market Risk

The Fund invests in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities.

LVIP Dimensional U.S. Core Equity 1 Fund–33

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–34

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional U.S. Core Equity 1 Fund

We have audited the accompanying statement of net assets of the LVIP Dimensional U.S. Core Equity 1 Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional U.S. Core Equity 1 Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Dimensional U.S. Core Equity 1 Fund–35

LVIP Dimensional U.S. Core Equity 1 Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
95.77%	4.23%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Dimensional U.S. Core Equity 1 Fund–36

LVIP Dimensional U.S. Core Equity 1 Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement(s)

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Dimensional U.S. Core Equity 1 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 1000 TR USD Index. The Board noted that the Fund’s total return was above the average return of the Morningstar peer group and below the benchmark index for the one, three, five and ten year periods. The Board considered that Dimensional had served as the Fund’s sub-adviser since May 2015 and concluded that the services provided by Dimensional were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules (which contain breakpoints for the LVIP Dimensional International Core Equity Fund and LVIP Dimensional U.S. Core Equity 1 Fund) compared to the subadvisory fees of comparable funds sub-advised by Dimensional noting that the subadvisory fess were within range of the other sub-advised funds. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC compensates Dimensional from its fees. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional stated it does not receive any direct benefit other than subadvisory fees, but may receive indirect benefits associated with a general increase in assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Dimensional U.S. Core Equity 1 Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Dimensional U.S. Core Equity 1 Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Dimensional U.S. Core Equity 1 Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional U.S. Core Equity 1 Fund–40

LVIP Delaware Social Awareness Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Delaware Social Awareness Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Delaware Investments Fund Advisers

The Fund returned 6.64% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 1000® Index1, returned 12.05%.

On the economic front, the U.S. Federal Reserve made a 0.25% increase to the target federal funds rate in December. This boosted stocks in the finance sector, but hurt Real Estate Investment Trusts (REITs). Third-quarter gross domestic product (GDP) growth was revised upward to 3.5%, an increase from the prior two quarters’ growth rates of 1.4% (in the second quarter) and 0.8% (in the first quarter) (data: U.S. Commerce Department). The December unemployment rate ticked up slightly to 4.7% from the November reading of 4.6%, a level last seen in 2007. These rates are a significant improvement from the recession’s high of 10%. Other strong economic indicators included the Conference Board’s Consumer Confidence Index, which read 113.7 in December. (The Conference Board’s Consumer Confidence Index measures how optimistic or pessimistic consumers are about the economy in the near future.)

Underperformance during the year was driven by weak stock selection in the healthcare, technology, and consumer discretionary sectors. An underweight allocation to the utilities and energy sector detracted. Stock selection in the REIT and consumer services sectors contributed.

Within the healthcare sector, the Fund’s social screens have historically tilted the Fund towards an overweight in the sector. This has typically generated positive performance for the Fund over the long-term, however, the sector was a laggard during the fiscal year. The Fund’s holdings in the specialty pharmaceuticals, biotechnology, and drug distribution industries were especially hard hit on fears about potential drug pricing control which was heightened by the U.S. presidential election.

The Fund held five notable individual companies which accounted for the healthcare sector’s underperformance. Allergan’s proposed acquisition by Pfizer was scuppered in early April by the U.S. Treasury’s rewriting its tax inversion rules to specifically block this deal. Allergan was also negatively impacted by drug pricing fears and a reset of 2017 guidance during the fourth quarter. Shares of Gilead declined on fears of increased competition and reduced pricing in the Hepatitis C market. Vertex Pharmaceuticals share’s pulled back sharply on concerns that sales of Orkambi (a new combo therapy for Cystic Fibrosis) would not meet expectations. In January 2016, Phase III trials for Alkermes’ depression therapy, ALKS-5461, failed. This was unexpected as the Phase II data had been very strong. Express Scripts, a leader in the pharmacy benefit management services industry fell early in the year on fears that one of its large customers, Anthem, might try to terminate its contract with the company. As of year end, we continued to like the fundamentals of all five names and believe that the market has over reacted to many of the stock specific concerns due to poor sentiment in the healthcare sector.

In the consumer discretionary sector, shares of Tractor Supply detracted. The stock underperformed as a result of a series of poor earnings guidance reports. As of year end, we continued to favor the outlook for Tractor Supply’s stock. The company began to recover nicely during the fourth quarter after reporting better earnings.

While stock selection in the technology sector detracted, shares of Qualcomm rallied on strong earnings and the company increased guidance. The company announced plans to acquire NXP Semiconductors during the fourth quarter, which was positively received. As of year end, we maintained a positive outlook on the company and continued to hold it in the Fund.

As the calendar flips to 2017, we reiterate that our investment strategy, process, and philosophy remain unchanged. The Fund ended the year with top overweights in the technology, media, healthcare, finance, and business services sectors. The Fund ended the period with top underweights to the consumer staples, capital goods, utilities, consumer services, and basic materials sectors. During the year, we purchased Southwest Airlines in the consumer services, previously, the Fund did not own stocks in the sector. We will continue to focus our research efforts on identifying great companies that we believe offer sustainable competitive advantages, strong balance sheets, healthy cash flows, and high-quality management teams.

Portfolio Managers:

Delaware Investments Fund Advisers:	Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,818. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $19,824. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment		Ended 12/31/16
Standard Class Shares
One Year	+	6.64%
Five Years	+	13.80%
Ten Years	+	6.53%
Service Class Shares
One Year	+	6.27%
Five Years	+	13.41%
Ten Years	+	6.16%
1.

The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2017 Delaware Management Holdings, Inc.

LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,071.10	0.44%	$2.29
Service Class Shares	1,000.00	1,069.30	0.79%	4.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.92	0.44%	$2.24
Service Class Shares	1,000.00	1,021.17	0.79%	4.01

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.32%
Aerospace & Defense	1.82%
Airlines	0.68%
Auto Components	1.08%
Automobiles	1.01%
Banks	3.83%
Biotechnology	4.93%
Capital Markets	5.38%
Chemicals	1.48%
Commercial Services & Supplies	0.63%
Communications Equipment	1.00%
Consumer Finance	1.50%
Containers & Packaging	0.86%
Diversified Telecommunication Services	2.53%
Electric Utilities	1.51%
Electrical Equipment	0.30%
Equity Real Estate Investment Trusts	4.63%
Food & Staples Retailing	2.20%
Food Products	0.94%
Health Care Equipment & Supplies	2.36%
Health Care Providers & Services	2.39%
Hotels, Restaurants & Leisure	2.02%
Household Durables	1.19%
Industrial Conglomerates	1.11%
Insurance	6.49%
Internet & Direct Marketing Retail	1.27%
Internet Software & Services	4.78%
IT Services	2.12%
Life Sciences Tools & Services	0.91%
Machinery	2.14%
Media	5.45%
Oil, Gas & Consumable Fuels	6.39%
Pharmaceuticals	3.61%
Professional Services	1.00%
Road & Rail	1.69%
Semiconductors & Semiconductor Equipment	4.99%
Software	5.87%
Specialty Retail	2.48%
Technology Hardware, Storage & Peripherals	3.01%
Textiles, Apparel & Luxury Goods	0.74%
Money Market Fund	0.71%
Total Value of Securities	99.03%
Receivables and Other Assets Net of Liabilities	0.97%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Alphabet Class A	3.81%
Walt Disney	3.01%
Apple	3.01%
Microsoft	2.66%
AT&T	2.53%
Home Depot	1.89%
Intel	1.86%
EOG Resources	1.83%
Rockwell Collins	1.82%
U.S. Bancorp	1.78%
Total	24.20%

IT–Information Technology

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.32%
Aerospace & Defense–1.82%
Rockwell Collins	134,000	$12,429,840

		12,429,840

Airlines–0.68%
Southwest Airlines	93,500	4,660,040

		4,660,040

Auto Components–1.08%
BorgWarner	186,900	7,371,336

		7,371,336

Automobiles–1.01%
Ford Motor	568,100	6,891,053

		6,891,053

Banks–3.83%
East West Bancorp	103,800	5,276,154
KeyCorp	478,100	8,734,887
U.S. Bancorp	236,300	12,138,731

		26,149,772

Biotechnology–4.93%
AbbVie	155,900	9,762,458
†Alkermes	54,500	3,029,110
†Celgene	76,900	8,901,175
Gilead Sciences	111,800	8,005,998
†Vertex Pharmaceuticals	54,100	3,985,547

		33,684,288

Capital Markets–5.38%
BlackRock	23,900	9,094,906
Intercontinental Exchange	132,250	7,461,545
Invesco	290,200	8,804,668
Raymond James Financial	69,900	4,841,973
State Street	83,900	6,520,708

		36,723,800

Chemicals–1.48%
†Axalta Coating Systems	258,500	7,031,200
Praxair	26,400	3,093,816

		10,125,016

Commercial Services & Supplies–0.63%
Waste Management	61,200	4,339,692

		4,339,692

Communications Equipment–1.00%
Cisco Systems	226,600	6,847,852

		6,847,852

Consumer Finance–1.50%
Capital One Financial	117,150	10,220,166

		10,220,166

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–0.86%
WestRock	115,500	$5,863,935

		5,863,935

Diversified Telecommunication Services–2.53%
AT&T	406,000	17,267,180

		17,267,180

Electric Utilities–1.51%
PPL	303,200	10,323,960

		10,323,960

Electrical Equipment–0.30%
Acuity Brands	8,800	2,031,568

		2,031,568

Equity Real Estate Investment Trusts–4.63%
American Tower	97,800	10,335,504
Host Hotels & Resorts	420,700	7,925,988
Life Storage	61,000	5,200,860
National Retail Properties	184,600	8,159,320

		31,621,672

Food & Staples Retailing–2.20%
Casey’s General Stores	37,200	4,422,336
CVS Health	134,000	10,573,940

		14,996,276

Food Products–0.94%
General Mills	103,800	6,411,726

		6,411,726

Health Care Equipment & Supplies–2.36%
Abbott Laboratories	182,100	6,994,461
†DexCom	61,100	3,647,670
†Edwards Lifesciences	58,300	5,462,710

		16,104,841

Health Care Providers & Services–2.39%
†Express Scripts Holding	91,500	6,294,285
UnitedHealth Group	62,900	10,066,516

		16,360,801

Hotels, Restaurants & Leisure–2.02%
Aramark Services	132,700	4,740,044
Starbucks	163,400	9,071,968

		13,812,012

Household Durables–1.19%
Newell Brands	182,226	8,136,391

		8,136,391

Industrial Conglomerates–1.11%
Roper Technologies	41,500	7,597,820

		7,597,820

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance–6.49%
Aflac	157,800	$10,982,880
Arthur J. Gallagher & Co	68,100	3,538,476
Prudential Financial	103,100	10,728,586
Reinsurance Group of America	35,600	4,479,548
Travelers	89,300	10,932,106
Validus Holdings	66,900	3,680,169

		44,341,765

Internet & Direct Marketing Retail–1.27%
†Amazon.com	11,600	8,698,492

		8,698,492

Internet Software & Services–4.78%
†Alphabet	32,800	25,992,357
†Facebook Class A	58,100	6,684,405

		32,676,762

IT Services–2.12%
Accenture Class A	59,600	6,980,948
Sabre	300,900	7,507,455

		14,488,403

Life Sciences Tools & Services–0.91%
Thermo Fisher Scientific	43,900	6,194,290

		6,194,290

Machinery–2.14%
Lincoln Electric Holdings	87,100	6,677,957
Parker-Hannifin	56,800	7,952,000

		14,629,957

Media–5.45%
Cinemark Holdings	146,800	5,631,248
Comcast Class A	159,300	10,999,665
Walt Disney	197,300	20,562,606

		37,193,519

Oil, Gas & Consumable Fuels–6.39%
EOG Resources	123,400	12,475,740
EQT	94,700	6,193,380
Noble Energy	208,300	7,927,898
Occidental Petroleum	99,400	7,080,262
Pioneer Natural Resources	55,200	9,939,864

		43,617,144

Pharmaceuticals–3.61%
Allergan	41,203	8,653,042
Merck & Co	127,600	7,511,812
Pfizer	260,800	8,470,784

		24,635,638

Professional Services–1.00%
Nielsen Holdings	162,400	6,812,680

		6,812,680

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Road & Rail–1.69%
Union Pacific	111,400	$11,549,952

		11,549,952

Semiconductors & Semiconductor Equipment–4.99%
Analog Devices	36,400	2,643,368
Broadcom	53,600	9,474,872
Intel	350,300	12,705,381
Maxim Integrated Products	107,300	4,138,561
QUALCOMM	78,300	5,105,160

		34,067,342

Software–5.87%
†Adobe Systems	95,100	9,790,545
Microsoft	292,800	18,194,592
†salesforce.com	113,900	7,797,594
†Tyler Technologies	30,300	4,325,931

		40,108,662

Specialty Retail–2.48%
Home Depot	96,200	12,898,496
Tractor Supply	53,000	4,017,930

		16,916,426

Technology Hardware, Storage & Peripherals–3.01%
Apple	177,300	20,534,886

		20,534,886

Textiles, Apparel & Luxury Goods–0.74%
NIKE Class B	99,800	5,072,834

		5,072,834

Total Common Stock (Cost $460,259,047)		671,509,789

MONEY MARKET FUND–0.71%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	4,867,448	4,867,448

Total Money Market Fund (Cost $4,867,448)		4,867,448

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.03% (Cost $465,126,495)	$676,377,237
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.97%	6,653,003

NET ASSETS APPLICABLE TO 18,548,946 SHARES OUTSTANDING–100.00%	$683,030,240

NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($599,524,595 / 16,273,334 Shares)	$36.841

NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($83,505,645 / 2,275,612 Shares)	$36.696

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$400,461,588
Accumulated net realized gain on investments	71,317,910
Net unrealized appreciation of investments	211,250,742

Total net assets	$683,030,240

† Non-income producing for the period.

« Includes $541,944 payable for fund shares redeemed and $247,940 due to manager and affiliates as of December 31, 2016.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$13,307,831
Interest	22,424

13,330,255

EXPENSES:
Management fees	2,612,472
Distribution fees-Service Class	289,392
Accounting and administration expenses	169,632
Reports and statements to shareholders	73,331
Professional fees	40,647
Trustees’ fees and expenses	18,203
Custodian fees	7,704
Consulting fees	2,067
Pricing fees	329
Other	57,545

Total operating expenses	3,271,322

NET INVESTMENT INCOME	10,058,933

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	73,117,234
Net change in unrealized appreciation (depreciation) of investments	(40,326,621)

NET REALIZED AND UNREALIZED GAIN	32,790,613

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,849,546

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,058,933	$10,590,866
Net realized gain	73,117,234	84,333,052
Net change in unrealized appreciation (depreciation)	(40,326,621)	(99,197,488)

Net increase (decrease) in net assets resulting from operations	42,849,546	(4,273,570)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(9,176,174)	(9,703,449)
Service Class	(984,992)	(980,596)
Net realized gain:
Standard Class	(74,858,719)	(71,891,423)
Service Class	(10,407,561)	(9,630,705)

	(95,427,446)	(92,206,173)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,240,683	16,367,190
Service Class	6,990,270	17,311,844
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	84,034,893	81,594,872
Service Class	11,392,553	10,611,301

	114,658,399	125,885,207

Cost of shares redeemed:
Standard Class	(85,716,159)	(81,046,112)
Service Class	(13,951,568)	(20,069,177)

	(99,667,727)	(101,115,289)

Increase in net assets derived from capital share transactions	14,990,672	24,769,918

NET DECREASE IN NET ASSETS	(37,587,228)	(71,709,825)
NET ASSETS:
Beginning of year	720,617,468	792,327,293

End of year	$683,030,240	$720,617,468

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$40.028	$46.219	$42.841	$32.535	$30.528

Income (loss) from investment operations:
Net investment income[1]	0.584	0.643	0.589	0.490	0.429
Net realized and unrealized gain (loss)	1.913	(1.131)	5.822	11.070	4.186

Total from investment operations	2.497	(0.488)	6.411	11.560	4.615

Less dividends and distributions from:
Net investment income	(0.573)	(0.621)	(0.687)	(0.498)	(0.246)
Net realized gain	(5.111)	(5.082)	(2.346)	(0.756)	(2.362)

Total dividends and distributions	(5.684)	(5.703)	(3.033)	(1.254)	(2.608)

Net asset value, end of period	$36.841	$40.028	$46.219	$42.841	$32.535

Total return[2]	6.64%	(0.66% )	15.20%	35.69%	15.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$599,524	$635,177	$703,330	$666,760	$546,051
Ratio of expenses to average net assets	0.44%	0.42%	0.42%	0.45%	0.47%
Ratio of net investment income to average net assets	1.51%	1.42%	1.31%	1.27%	1.31%
Portfolio turnover	27%	20%	15%	15%	22%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$39.901	$46.089	$42.740	$32.475	$30.478

Income (loss) from investment operations:
Net investment income[1]	0.446	0.482	0.430	0.355	0.313
Net realized and unrealized gain (loss)	1.898	(1.125)	5.795	11.030	4.178

Total from investment operations	2.344	(0.643)	6.225	11.385	4.491

Less dividends and distributions from:
Net investment income	(0.438)	(0.463)	(0.530)	(0.364)	(0.132)
Net realized gain	(5.111)	(5.082)	(2.346)	(0.756)	(2.362)

Total dividends and distributions	(5.549)	(5.545)	(2.876)	(1.120)	(2.494)

Net asset value, end of period	$36.696	$39.901	$46.089	$42.740	$32.475

Total return[2]	6.27%	(1.01% )	14.80%	35.21%	14.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$83,506	$85,440	$88,997	$82,148	$60,175
Ratio of expenses to average net assets	0.79%	0.77%	0.77%	0.80%	0.82%
Ratio of net investment income to average net assets	1.16%	1.07%	0.96%	0.92%	0.96%
Portfolio turnover	27%	20%	15%	15%	22%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$35,758
Legal	8,858

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $60,187 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$222,948
Distribution fees payable to LFD	24,992

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$179,468,882
Sales	248,786,690

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$465,655,251

Aggregate unrealized appreciation	$220,851,186
Aggregate unrealized depreciation	(10,129,200)

Net unrealized appreciation	$210,721,986

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Common Stock	$671,509,789
Money Market Fund	4,867,448

Total	$676,377,237

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$11,301,277	$10,590,866
Long-term capital gains	84,126,169	81,615,307

Total	$95,427,446	$92,206,173

LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$400,461,588
Undistributed long-term capital gains	71,846,666
Net unrealized appreciation	210,721,986

Net assets	$683,030,240

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redesignation of dividends and distributions and return of capital from investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$102,233	$(102,233)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	315,614	363,453
Service Class	183,462	385,641
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,309,341	2,074,417
Service Class	315,154	271,552

	3,123,571	3,095,063

Shares redeemed:
Standard Class	(2,220,025)	(1,786,883)
Service Class	(364,330)	(446,838)

	(2,584,355)	(2,233,721)

Net increase	539,216	861,342

7. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

10. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Social Awareness Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
88.16%	11.84%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Delaware Social Awareness Fund–17

LVIP Delaware Social Awareness Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Social Awareness Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and below the benchmark index for the one, three, five and ten year periods. The Board considered LIAC’s comments that performance was consistent with other advisers with a similar Environmental, Social and Governance or Socially Responsible Investing focus noting that a broad asset class benchmark or peer group may not be the most appropriate comparison for a socially aware fund. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints for the Delaware Bond Fund, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients and may enhance Delaware’s ability to obtain research with soft dollars.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Delaware Social Awareness Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Social Awareness Fund–21

LVIP Delaware Special Opportunities Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Delaware Special Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

Subadvised by: Delaware Investments

The Fund returned 20.41% (Standard Class shares with distributions reinvested) for the year ended December 31, 2016, while its benchmark, the Russell Midcap® Value Index1 returned 20.00%.

The Fund’s relative outperformance during the year was generated by a combination of stock selection and sector allocation. Stock selection and an overweight allocation to the financial services sector contributed as interest rates rose late in the year. The Fund’s positions in asset-sensitive banks such as Comerica Inc. contributed as they typically hold larger amounts of floating rate loans that reprice more quickly as interest rates change, benefitting the net interest margin and earnings when rates increase. The REIT sector in the Index lagged as rates increased, however, our stock selection and an underweight allocation contributed to the Fund’s outperformance.

Stock selection contributed in the consumer services and consumer staples sectors. Long-term holding, Tyson Foods, was a strong performer during the year and benefited from an improving pricing environment in most product lines. We closed the Fund’s position in Tyson Foods after the stock reached our price target. In the basic industry sector, our decision to avoid metals and mining stocks detracted from the Fund’s relative performance as it is rare for those companies to fit our criteria as value investments. The energy sector in the Index was the second strongest performer during the year. The Fund’s underweight allocation detracted, as did stock selection, as the Fund’s positions in more volatile energy stocks struggled. Tesoro Corp. detracted from performance as refiners were weak during the latter part of 2016.

Our decision to slightly overweight the technology sector contributed to the Fund’s performance, however, stock selection detracted. With growth opportunities more limited as the information technology revolution matures, many technology companies have begun returning cash to shareholders in the form of dividends. About half of the Fund’s technology holdings now pay dividends. The Fund’s position in analytical instrument and equipment company Thermo Fisher Scientific is one example of a dividend paying technology holding. While the stock slightly detracted from performance during the year, we remain positive as the company generates strong free cash flow and pays a sustainable dividend.

As the new fiscal period begins, we have positioned the Fund to potentially benefit from continued economic expansion with overweights in the technology, basic industry, and capital spending sectors. Fund holdings also reflect our belief that the Fed should be taken at its word when it asserts that future increases in borrowing costs will be both gradual and data dependent. As such, the Fund is overweight the financial services sector and underweight the traditionally defensive utilities and REIT sectors.

Portfolio Managers:

Delaware Investments:	Christopher S. Beck, CFA
Steven G. Catricks, CFA
Kelley A. McKee, CFA
Kent P. Madden, CFA

The views expressed represent the Manager’s assessment of the Fund and market environment as of December 31, 2016, and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice. All securities discussed remain in the Fund unless stated otherwise. Past performance is no guarantee of future results.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,230. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $20,776. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment		Ended 12/31/16
Standard Class Shares
One Year	+	20.41%
Five Years	+	14.85%
Ten Years	+	7.82%
Service Class Shares
One Year	+	19.98%
Five Years	+	14.44%
Ten Years	+	7.45%

1.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Third-party trademarks are the property of their respective owners.

Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Delaware Management Business Trust (“DMBT”). DMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

2016 Annual Report Commentary (unaudited) (continued)

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

(c) 2017 Delaware Management Holdings, Inc.

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,135.60	0.43%	$2.31
Service Class Shares	1,000.00	1,133.50	0.78%	4.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.97	0.43%	$2.19
Service Class Shares	1,000.00	1,021.22	0.78%	3.96

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.74%
Aerospace & Defense	0.51%
Airlines	0.88%
Auto Components	1.15%
Banks	11.59%
Beverages	1.11%
Building Products	1.16%
Capital Markets	2.45%
Chemicals	6.78%
Commercial Services & Supplies	0.53%
Construction & Engineering	2.67%
Consumer Finance	0.78%
Containers & Packaging	2.84%
Diversified Consumer Services	0.86%
Electric Utilities	3.69%
Electronic Equipment, Instruments & Components	2.78%
Energy Equipment & Services	2.59%
Equity Real Estate Investment Trusts	7.92%
Food Products	0.64%
Health Care Equipment & Supplies	2.19%
Health Care Providers & Services	2.20%
Hotels, Restaurants & Leisure	1.55%
Household Durables	0.93%
Insurance	11.31%
IT Services	1.46%
Leisure Products	0.76%
Life Sciences Tools & Services	2.24%
Machinery	2.27%
Media	1.46%
Multiline Retail	0.60%
Multi-Utilities	2.69%
Oil, Gas & Consumable Fuels	5.48%
Professional Services	0.73%
Road & Rail	2.02%
Semiconductors & Semiconductor Equipment	1.62%
Software	4.22%
Specialty Retail	0.36%
Technology Hardware, Storage & Peripherals	0.67%
Textiles, Apparel & Luxury Goods	0.58%
Tobacco	0.56%
Trading Companies & Distributors	1.91%
Money Market Fund	0.04%
Short-Term Investment	1.16%
Total Value of Securities	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

East West Bancorp	3.83%
American Financial Group	3.45%
Synopsys	2.47%
Raymond James Financial	2.45%
Torchmark	2.37%
Reinsurance Group of America	2.32%
Comerica	2.28%
Newfield Exploration	1.93%
Avnet	1.89%
Berry Plastics Group	1.87%
Total	24.86%

IT–Information Technology

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.74%
Aerospace & Defense–0.51%
Spirit AeroSystems Holdings Class A	55,600	$3,244,260

		3,244,260

Airlines–0.88%
Southwest Airlines	113,200	5,641,888

		5,641,888

Auto Components–1.15%
BorgWarner	104,700	4,129,368
†Tenneco	51,800	3,235,946

		7,365,314

Banks–11.59%
Bank of Hawaii	89,700	7,955,493
Comerica	214,200	14,589,162
East West Bancorp	481,000	24,449,230
Fifth Third Bancorp	395,000	10,653,150
Hancock Holding	210,700	9,081,170
Zions Bancorporation	168,800	7,265,152

		73,993,357

Beverages–1.11%
Dr Pepper Snapple Group	77,900	7,063,193

		7,063,193

Building Products–1.16%
Johnson Controls International	87,695	3,612,157
†USG	132,300	3,820,824

		7,432,981

Capital Markets–2.45%
Raymond James Financial	226,050	15,658,484

		15,658,484

Chemicals–6.78%
Albemarle	95,000	8,177,600
†Axalta Coating Systems	331,200	9,008,640
Celanese Class A	110,600	8,708,644
Eastman Chemical	110,400	8,303,184
†GCP Applied Technologies	96,400	2,578,700
WR Grace & Co.	96,700	6,540,788

		43,317,556

Commercial Services & Supplies–0.53%
Brink’s	82,000	3,382,500

		3,382,500

Construction & Engineering–2.67%
†AECOM	213,000	7,744,680
KBR	311,100	5,192,259
†Quanta Services	118,100	4,115,785

		17,052,724

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance–0.78%
Synchrony Financial	137,900	$5,001,633

		5,001,633

Containers & Packaging–2.84%
†Berry Plastics Group	245,382	11,957,465
Graphic Packaging Holding	495,500	6,183,840

		18,141,305

Diversified Consumer Services–0.86%
Service Corp. International	192,700	5,472,680

		5,472,680

Electric Utilities–3.69%
Edison International	112,500	8,098,875
IDACORP	101,800	8,199,990
PPL	214,100	7,290,105

		23,588,970

Electronic Equipment, Instruments & Components–2.78%
Avnet	252,900	12,040,569
†Keysight Technologies	155,950	5,703,091

		17,743,660

Energy Equipment & Services–2.59%
Helmerich & Payne	50,700	3,924,180
†Rowan	213,600	4,034,904
Superior Energy Services	509,600	8,602,048

		16,561,132

Equity Real Estate Investment Trusts–7.92%
Apartment Investment & Management Class A	93,800	4,263,210
Boston Properties	2,954	371,554
Brandywine Realty Trust	554,600	9,156,446
CBL & Associates Properties	367,500	4,226,250
Equity Residential	98,783	6,357,674
Highwoods Properties	184,000	9,385,840
Host Hotels & Resorts	509,400	9,597,096
Kimco Realty	287,400	7,230,984

		50,589,054

Food Products–0.64%
JM Smucker	31,900	4,085,114

		4,085,114

Health Care Equipment & Supplies–2.19%
Becton Dickinson & Co.	35,300	5,843,915
Zimmer Biomet Holdings	79,100	8,163,120

		14,007,035

Health Care Providers & Services–2.20%
Cigna	40,500	5,402,295
†MEDNAX	59,500	3,966,270

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
Quest Diagnostics	51,100	$4,696,090

		14,064,655

Hotels, Restaurants & Leisure–1.55%
Darden Restaurants	61,300	4,457,736
Marriott International Class A	65,740	5,435,383

		9,893,119

Household Durables–0.93%
DR Horton	217,033	5,931,512

		5,931,512

Insurance–11.31%
American Financial Group	250,050	22,034,406
Reinsurance Group of America	117,600	14,797,608
Torchmark	205,150	15,131,864
Validus Holdings	176,500	9,709,265
WR Berkley	158,450	10,538,509

		72,211,652

IT Services–1.46%
†Fiserv	87,700	9,320,756

		9,320,756

Leisure Products–0.76%
Hasbro	62,600	4,869,654

		4,869,654

Life Sciences Tools & Services–2.24%
Agilent Technologies	153,500	6,993,460
Thermo Fisher Scientific	51,600	7,280,760

		14,274,220

Machinery–2.27%
ITT	193,000	7,444,010
Stanley Black & Decker	61,400	7,041,966

		14,485,976

Media–1.46%
Cinemark Holdings	127,600	4,894,736
Meredith	74,625	4,414,069

		9,308,805

Multiline Retail–0.60%
Macy’s	106,800	3,824,508

		3,824,508

Multi-Utilities–2.69%
Public Service Enterprise Group	200,700	8,806,716
WEC Energy Group	142,600	8,363,490

		17,170,206

Oil, Gas & Consumable Fuels–5.48%
†Newfield Exploration	304,200	12,320,100
SM Energy	320,500	11,050,840

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Tesoro	86,400	$7,555,680
†Whiting Petroleum	337,300	4,054,346

		34,980,966

Professional Services–0.73%
ManpowerGroup	52,300	4,647,901

		4,647,901

Road & Rail–2.02%
CSX	216,200	7,768,066
JB Hunt Transport Services	53,000	5,144,710

		12,912,776

Semiconductors & Semiconductor Equipment–1.62%
†Qorvo	72,500	3,822,925
Teradyne	258,000	6,553,200

		10,376,125

Software–4.22%
†Citrix Systems	41,900	3,742,089
Symantec	310,900	7,427,401
†Synopsys	268,400	15,798,024

		26,967,514

Specialty Retail–0.36%
Staples	254,300	2,301,415

		2,301,415

Technology Hardware, Storage & Peripherals–0.67%
Western Digital	63,200	4,294,440

		4,294,440

Textiles, Apparel & Luxury Goods–0.58%
VF	69,900	3,729,165

		3,729,165

Tobacco–0.56%
Reynolds American	63,300	3,547,332

		3,547,332

Trading Companies & Distributors–1.91%
†HD Supply Holdings	161,400	6,861,114
†United Rentals	50,600	5,342,348

		12,203,462

Total Common Stock (Cost $403,147,373)		630,658,999

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.04%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	238,850	$238,850

Total Money Market Fund (Cost $238,850)		238,850

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENT–1.16%
≠Discounted Commercial Paper–1.16%
Abbey National Treasury Services 0.53% 1/3/17	7,415,000	$7,414,782

Total Short-Term Investment (Cost $7,414,782)		7,414,782

TOTAL VALUE OF SECURITIES–99.94% (Cost $410,801,005)	638,312,631
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	370,814

NET ASSETS APPLICABLE TO 16,351,819 SHARES OUTSTANDING–100.00%	$638,683,445

NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($536,639,164 / 13,731,215 Shares)	$39.082

NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($102,044,281 / 2,620,604 Shares)	$38.939

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$355,420,213
Accumulated net realized gain on investments	55,752,099
Net unrealized appreciation of investments and foreign currencies	227,511,133

Total net assets	$638,683,445

†	Non-income producing for the period.

«	Includes $149,529 payable for securities purchased, $616,585 payable for fund shares redeemed and $241,735 due to manager and affiliates as of December 31, 2016.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$11,625,808
Interest	36,374
Foreign tax withheld	(3,188)

11,658,994

EXPENSES:
Management fees	2,326,400
Distribution fees-Service Class	316,761
Accounting and administration expenses	145,519
Reports and statements to shareholders	69,765
Professional fees	37,856
Trustees’ fees and expenses	15,412
Custodian fees	6,775
Consulting fees	2,024
Pricing fees	400
Other	9,548

Total operating expenses	2,930,460

NET INVESTMENT INCOME	8,728,534

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	58,022,253
Foreign currencies	(473)
Foreign currency exchange contracts	615

Net realized gain	58,022,395

Net change in unrealized appreciation (depreciation) of:
Investments	44,795,079
Foreign currencies	(563)

Net change in unrealized appreciation (depreciation)	44,794,516

NET REALIZED AND UNREALIZED GAIN	102,816,911

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,545,445

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,728,534	$7,302,103
Net realized gain	58,022,395	83,954,685
Net change in unrealized appreciation (depreciation)	44,794,516	(88,640,817)

Net increase in net assets resulting from operations	111,545,445	2,615,971

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,524,315)	(6,438,561)
Service Class	(1,256,245)	(787,896)
Net realized gain:
Standard Class	(71,384,208)	(37,081,332)
Service Class	(13,204,443)	(6,065,216)

	(94,369,211)	(50,373,005)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	22,381,671	13,149,611
Service Class	13,457,621	13,551,189
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	79,908,523	43,519,893
Service Class	14,460,688	6,853,112

	130,208,503	77,073,805

Cost of shares redeemed:
Standard Class	(77,411,045)	(80,055,505)
Service Class	(14,976,974)	(15,214,128)

	(92,388,019)	(95,269,633)

Increase (decrease) in net assets derived from capital share transactions	37,820,484	(18,195,828)

NET INCREASE (DECREASE) IN NET ASSETS	54,996,718	(65,952,862)
NET ASSETS:
Beginning of year	583,686,727	649,639,589

End of year	$638,683,445	$583,686,727

Undistributed net investment income	$—	$74,549

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–8

LVIP Delaware Special Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$38.441	$41.904	$41.371	$34.125	$33.749

Income (loss) from investment operations:
Net investment income[1]	0.594	0.509	0.471	0.441	0.470
Net realized and unrealized gain (loss)	6.596	(0.451)	2.651	10.699	4.485

Total from investment operations	7.190	0.058	3.122	11.140	4.955

Less dividends and distributions from:
Net investment income	(0.623)	(0.502)	(0.564)	(0.434)	(0.269)
Net realized gain	(5.926)	(3.019)	(2.025)	(3.460)	(4.310)

Total dividends and distributions	(6.549)	(3.521)	(2.589)	(3.894)	(4.579)

Net asset value, end of period	$39.082	$38.441	$41.904	$41.371	$34.125

Total return[2]	20.41%	0.26%	7.63%	33.78%	14.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$536,639	$497,273	$561,547	$573,997	$473,471
Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.46%	0.47%
Ratio of net investment income to average net assets	1.54%	1.21%	1.10%	1.13%	1.32%
Portfolio turnover	16%	19%	7%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$38.341	$41.801	$41.280	$34.069	$33.702

Income (loss) from investment operations:
Net investment income[1]	0.457	0.359	0.320	0.304	0.344
Net realized and unrealized gain (loss)	6.556	(0.445)	2.641	10.665	4.477

Total from investment operations	7.013	(0.086)	2.961	10.969	4.821

Less dividends and distributions from:
Net investment income	(0.489)	(0.355)	(0.415)	(0.298)	(0.144)
Net realized gain	(5.926)	(3.019)	(2.025)	(3.460)	(4.310)

Total dividends and distributions	(6.415)	(3.374)	(2.440)	(3.758)	(4.454)

Net asset value, end of period	$38.939	$38.341	$41.801	$41.280	$34.069

Total return[2]	19.98%	(0.09% )	7.26%	33.32%	14.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$102,044	$86,414	$88,093	$85,755	$64,617
Ratio of expenses to average net assets	0.79%	0.79%	0.78%	0.81%	0.82%
Ratio of net investment income to average net assets	1.19%	0.86%	0.75%	0.78%	0.97%
Portfolio turnover	16%	19%	7%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These types of changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of average daily net assets of the Fund in excess of $400 million.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$30,427
Legal	7,511

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $58,920 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$211,401
Distribution fees payable to LFD	30,334

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$93,086,140
Sales	137,920,049

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$410,801,006

Aggregate unrealized appreciation	$254,047,373
Aggregate unrealized depreciation	(26,535,748)

Net unrealized appreciation	$227,511,625

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Common Stock	$630,658,999	$—	$630,658,999
Money Market Fund	238,850	—	238,850
Short-Term Investment	—	7,414,782	7,414,782

Total	$630,897,849	$7,414,782	$638,312,631

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Delaware Special Opportunities Fund–13

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$10,267,724	$7,884,819
Long-term capital gains	84,101,487	42,488,186

Total	$94,369,211	$50,373,005

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$355,420,213
Undistributed long-term capital gains	55,752,100
Net unrealized appreciation	227,511,132

Net assets	$638,683,445

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investments Income	Accumulated Net Realized Gain
$977,477	$(977,477)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	575,202	310,536
Service Class	349,680	328,828
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,210,648	1,135,159
Service Class	403,167	179,726

	3,538,697	1,954,249

Shares redeemed:
Standard Class	(1,990,701)	(1,910,457)
Service Class	(386,066)	(362,141)

	(2,376,767)	(2,272,598)

Net increase (decrease)	1,161,930	(318,349)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts –The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S.

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016 , the fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$615	$—

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP Delaware Special Opportunities Fund–15

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Special Opportunities Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Delaware Special Opportunities Fund–17

LVIP Delaware Special Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
89.12%	10.88%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Delaware Special Opportunities Fund–18

LVIP Delaware Special Opportunities Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Special Opportunities Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period, above the median return of the Morningstar peer group and below the benchmark index for the three and ten year periods and below the median return of the Morningstar peer group and benchmark index for the five year period. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints for the Delaware Bond Fund, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients and may enhance Delaware’s ability to obtain research with soft dollars.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Special Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Delaware Special Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Delaware Special Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Special Opportunities Fund–22

LVIP Dimensional International Equity Managed Volatility Fund

(formerly LVIP Dimensional International Core Equity Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP Dimensional International Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The LVIP Dimensional International Equity Managed Volatility Fund returned 1.97% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI All Country World ex USA® Index (net dividends)1 returned 4.50%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016 we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund is comprised of underlying funds that invest in non-U.S. equities, with a bias towards smaller cap and value oriented companies relative to the Fund’s market cap weighted benchmark, the MSCI ACWI ex USA® Index. The primary underlying funds are the Dimensional International Value Fund, which outperformed the MSCI ACWI ex USA® Index benchmark for 2016, and LVIP Dimensional International

Core Equity Fund, which performed roughly in line with the MSCI ACWI ex USA® Index benchmark for the year.

Fund performance for 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional International Equity Managed Volatility Fund

Growth of $10,000 invested 5/2/11 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,875 for the Standard Class shares and to $9,737 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA® Index (net dividends) did from 5/2/11 through 12/31/16. The same $10,000 investment would have increased to $10,156. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Dimensional International Equity Managed Volatility Fund–1

LVIP Dimensional International Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One year	+	1.97%
Five years	+	4.37%
Inception (5/2/11)	–	0.22%
Service Class Shares
One year	+	1.72%
Five years	+	4.11%
Inception (5/2/11)	–	0.47%

1.

The MSCI All Country World ex USA® Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

LVIP Dimensional International Equity Managed Volatility Fund–2

LVIP Dimensional International Equity Managed Volatility Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,072.00	0.26%	$1.35
Service Class Shares	1,000.00	1,070.60	0.51%	2.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.83	0.26%	$1.32
Service Class Shares	1,000.00	1,022.57	0.51%	2.59

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund–3

LVIP Dimensional International Equity Managed Volatility Fund

Security Type/Sector Allocations (unaudited)

As of December 31, 2016

LVIP Dimensional International Equity Managed Volatility Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	46.77%
International Equity Fund	46.77%
Unaffiliated Investments	52.66%
International Equity Fund	46.16%
Money Market Fund	6.50%
Total Value of Securities	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

LVIP Dimensional International Equity Managed Volatility Fund–4

LVIP Dimensional International Equity Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–46.77%
International Equity Fund–46.77%
*Lincoln Variable Insurance Products Trust - LVIP Dimensional International Core Equity Fund	14,560,062	$133,836,090

Total Affiliated Investment (Cost $138,619,863)		133,836,090

UNAFFILIATED INVESTMENTS–52.66%
International Equity Fund–46.16%
**DFA International Value Portfolio	7,881,182	132,088,617

		132,088,617

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
Money Market Fund–6.50%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	18,609,046	$18,609,046

		18,609,046

Total Unaffiliated Investments (Cost $129,240,038)		150,697,663

TOTAL VALUE OF SECURITIES–99.43% (Cost $267,859,901)	284,533,753
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.57%	1,643,609

NET ASSETS APPLICABLE TO 32,669,225 SHARES OUTSTANDING–100.00%	$286,177,362

*	Standard Class shares.

**	Class I shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
65	British Pound - Currency Contract	$5,126,251	$5,020,437	3/13/17	$(105,814)
60	Euro - Currency Contract	7,947,730	7,930,500	3/14/17	(17,230)
252	Euro STOXX 50 Index - Equity Contract	8,427,320	8,692,826	3/18/17	265,506
59	FTSE 100 Index - Equity Contract	5,000,275	5,126,168	3/20/17	125,893
55	Japanese Yen - Currency Contract	6,055,321	5,910,437	3/13/17	(144,884)
36	Nikkei 225 Index (OSE) - Equity Contract	5,609,254	5,883,208	3/10/17	273,954

					$397,425

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–5

LVIP Dimensional International Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investment, at value	$133,836,090
Unaffiliated investments, at value	150,697,663

Total investments, at value	284,533,753

Cash collateral held at broker for futures contracts	1,069,726
Foreign currencies collateral held at broker for futures contracts, at value	464,033
Net unrealized appreciation on futures contracts	397,425
Receivable for fund shares sold	107,429
Receivable for investments sold	64,612
Dividends receivable	4,665

TOTAL ASSETS	286,641,643

LIABILITIES:
Payable for fund shares redeemed	252,844
Due to manager and affiliates	107,555
Foreign currencies due to custodian	49,866
Due to custodian	31,243
Other accrued expenses payable	22,773

TOTAL LIABILITIES	464,281

TOTAL NET ASSETS.	$286,177,362

Affiliated investment, at cost	$138,619,863
Unaffiliated investments, at cost	129,240,038

Total investments, at cost	$267,859,901

Standard Class:
Net Assets	$16,599,143
Shares Outstanding	1,894,928
Net Asset Value Per Share	$8.760

Service Class:
Net Assets	$269,578,219
Shares Outstanding	30,774,297
Net Asset Value Per Share	$8.760

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$310,911,460
Undistributed net investment income	1,196,662
Accumulated net realized loss on investments	(43,001,720)
Net unrealized appreciation of investments and derivatives	17,070,960

TOTAL NET ASSETS	$286,177,362

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–6

LVIP Dimensional International Equity Managed Volatility Fund

Statement of Operations

December 31, 2016

INVESTMENT INCOME:
Dividends from unaffiliated investments	$4,573,073
Dividends from affiliated investment	2,721,137

7,294,210

EXPENSES:
Management fees	673,325
Distribution fees-Service Class	632,962
Accounting and administration expenses	91,949
Reports and statements to shareholders	36,757
Professional fees	26,278
Trustees’ fees and expenses	7,040
Custodian fees	4,452
Consulting fees	3,811
Pricing fees	193
Other	1,525

1,478,292
Less management fees waived	(243,500)

Total operating expenses	1,234,792

NET INVESTMENT INCOME	6,059,418

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(28,907,830)
Sale of unaffiliated investments	1,150,134
Foreign currencies	1,074,955
Futures contracts	(14,622,303)

Net realized loss	(41,305,044)

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	19,274,130
Unaffiliated investments	21,457,625
Foreign currencies	(317)
Futures contracts	409,356

Net change in unrealized appreciation (depreciation)	41,140,794

NET REALIZED AND UNREALIZED LOSS	(164,250)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,895,168

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,059,418	$1,687,275
Net realized gain (loss)	(41,305,044)	11,266,590
Net change in unrealized appreciation (depreciation)	41,140,794	(24,200,204)

Net increase (decrease) in net assets resulting from operations	5,895,168	(11,246,339)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(382,787)	(162,023)
Service Class	(5,554,924)	(1,803,734)
Net realized gain:
Standard Class	(267,828)	—
Service Class	(4,285,095)	—

	(10,490,634)	(1,965,757)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,601,359	6,612,006
Service Class	54,295,621	105,859,586
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	650,615	162,023
Service Class	9,840,019	1,803,734

	68,387,614	114,437,349

Cost of shares redeemed:
Standard Class	(3,395,761)	(25,077,487)
Service Class	(36,593,553)	(29,256,855)

	(39,989,314)	(54,334,342)

Increase in net assets derived from capital share transactions	28,398,300	60,103,007

NET INCREASE IN NET ASSETS	23,802,834	46,890,911
NET ASSETS:
Beginning of year	262,374,528	215,483,617

End of year	$286,177,362	$262,374,528

Undistributed net investment income	$1,196,662	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–7

LVIP Dimensional International Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional International Equity Managed Volatility Fund
	Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period.	$8.941	$9.403	$10.391	$9.202	$7.951

Income (loss) from investment operations:
Net investment income[2]	0.215	0.089	0.270	0.246	0.310
Net realized and unrealized gain (loss)	(0.047)	(0.461)	(1.048)	1.142	1.172

Total from investment operations	0.168	(0.372)	(0.778)	1.388	1.482

Less dividends and distributions from:
Net investment income	(0.206)	(0.090)	(0.210)	(0.187)	(0.212)
Net realized gain	(0.143)	—	—	(0.012)	(0.019)

Total dividends and distributions	(0.349)	(0.090)	(0.210)	(0.199)	(0.231)

Net asset value, end of period	$8.760	$8.941	$9.403	$10.391	$9.202

Total return[3]	1.97%	(3.97% )	(7.50% )	15.12%	18.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,599	$16,022	$33,237	$34,646	$21,171
Ratio of expenses to average net assets[4]	0.22%	0.19%	0.33%	0.33%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.33%	0.33%	0.37%	0.50%
Ratio of net investment income to average net assets	2.48%	0.92%	2.62%	2.50%	3.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.39%	0.78%	2.62%	2.46%	3.40%
Portfolio turnover	61%	119% [5]	13%	13%	11%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–8

LVIP Dimensional International Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional International Equity Managed Volatility Fund
	Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$8.942	$9.403	$10.390	$9.202	$7.954

Income (loss) from investment operations:
Net investment income[2]	0.193	0.064	0.243	0.223	0.288
Net realized and unrealized gain (loss)	(0.048)	(0.458)	(1.046)	1.139	1.171

Total from investment operations.	0.145	(0.394)	(0.803)	1.362	1.459

Less dividends and distributions from:
Net investment income	(0.184)	(0.067)	(0.184)	(0.162)	(0.192)
Net realized gain	(0.143)	—	—	(0.012)	(0.019)

Total dividends and distributions	(0.327)	(0.067)	(0.184)	(0.174)	(0.211)

Net asset value, end of period	$8.760	$8.942	$9.403	$10.390	$9.202

Total return[3]	1.72%	(4.21% )	(7.74% )	14.84%	18.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$269,578	$246,353	$182,247	$101,016	$30,083
Ratio of expenses to average net assets[4]	0.47%	0.44%	0.58%	0.58%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.58%	0.58%	0.62%	0.75%
Ratio of net investment income to average net assets	2.23%	0.67%	2.37%	2.25%	3.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.14%	0.53%	2.37%	2.21%	3.15%
Portfolio turnover	61%	119% [5]	13%	13%	11%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–9

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Equity Managed Volatility Fund (formerly, LVIP Dimensional International Core Equity Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP Dimensional International Equity Managed Volatility Fund–10

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2016, LIAC has contractually agreed to waive 0.04% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, LIAC had contractually agreed to waive 0.20% of average daily net assets of the Fund.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$15,399
Legal.	3,428

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,430 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $26,869 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fee and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds and has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$50,708
Distribution fees payable to LFD	56,847

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Dimensional International Equity Managed Volatility Fund–11

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act are investments that have a common investment adviser (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP Dimensional International Core Equity Fund	$244,278,089	$28,939,619	$129,747,918	$(28,907,830)	$133,836,090	$2,721,137	$—

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$163,660,301
Sales	154,987,742

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$271,544,274

Aggregate unrealized appreciation	$21,457,626
Aggregate unrealized depreciation	(8,468,147)

Net unrealized appreciation	$12,989,479

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated investment	$133,836,090
Unaffiliated investments	150,697,663

Total	$284,533,753

Futures Contracts	$397,425

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Dimensional International Equity Managed Volatility Fund–12

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$5,937,711	$1,948,238
Long-term capital gain	4,552,923	17,519

Total	$10,490,634	$1,965,757

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$310,911,460
Undistributed ordinary income	1,196,662
Capital loss carryforwards.	(39,193,876)
Net unrealized appreciation	13,263,116

Net assets	$286,177,362

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of futures contracts and tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,074,955	$(1,074,955)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$31,774,538	$7,419,338	$39,193,876

LVIP Dimensional International Equity Managed Volatility Fund–13

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	416,789	685,510
Service Class	6,307,336	11,026,039
Shares issued upon reinvestment of dividends and distributions:
Standard Class	75,149	17,990
Service Class	1,138,080	200,366

	7,937,354	11,929,905

Shares redeemed:
Standard Class	(388,926)	(2,446,388)
Service Class	(4,220,492)	(3,058,955)

	(4,609,418)	(5,505,343)

Net increase	3,327,936	6,424,562

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized appreciation on futures contracts	$665,353	Net unrealized appreciation on futures contracts	$—
Futures contracts (Currency contracts)	Net unrealized appreciation on futures contracts	—	Net unrealized appreciation on futures contracts	(267,928)

Total		$665,353		$(267,928)

LVIP Dimensional International Equity Managed Volatility Fund–14

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(13,212,935)	$656,920
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,409,368)	(247,564)

Total		$(14,622,303)	$409,356

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$20,465,152	$1,019,175,322

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional International Equity Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Dimensional International Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional International Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Dimensional International Equity Managed Volatility Fund–16

LVIP Dimensional International Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Funds report distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
43.40%	56.60%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP Dimensional International Equity Managed Volatility Fund–17

LVIP Dimensional International Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE Net Risk Control 10% Total Return Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was the same as the median return of the performance peer group and below the return of the benchmark index for the one year period and below the median return of the performance peer group and the return of the benchmark index for the three year period. The Board reviewed the Fund’s standard deviation for the three year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comment that underperformance was primarily attributable to the negative contribution from the volatility management overlay. The Board also considered that the Fund had been restructured in February 2016 to add a fund in the Equity Sleeve for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fee for the Fund was lower than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Dimensional International Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Dimensional International Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Dimensional International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional International Equity Managed Volatility Fund–21

LVIP Dimensional U.S. Equity Managed Volatility Fund

(formerly LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP Dimensional U.S. Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The LVIP Dimensional U.S. Equity Managed Volatility Fund returned 11.13% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 3000® Index1, returned 12.74%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016 we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund consists of underlying funds that invest in U.S. equities, such that the Fund has a bias towards smaller cap and value oriented companies relative to its market cap weighted benchmark, the Russell 3000® Index. For 2016, these small cap and value tilts, through the underlying funds, were additive to performance for the Fund.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:

Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/2/11 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,068 for the Standard Class shares and to $14,859 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/16. The same $10,000 investment would have increased to $18,281. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Dimensional U.S. Equity Managed Volatility Fund–1

LVIP Dimensional U.S. Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment		Ended 12/31/16
Standard Class Shares
One Year	+	11.13%
Five Years	+	10.27%
Inception (5/2/11)	+	7.49%
Service Class Shares
One Year	+	10.86%
Five Years	+	9.99%
Inception (5/2/11)	+	7.23%

1.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

LVIP Dimensional U.S. Equity Managed Volatility Fund–2

LVIP Dimensional U.S. Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,093.50	0.30%	$1.58
Service Class Shares	1,000.00	1,092.20	0.55%	2.89
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund–3

LVIP Dimensional U.S. Equity Managed Volatility Fund

Security Type/Sector Allocations (unaudited)

As of December 31, 2016

LVIP Dimensional U.S. Equity Managed Volatility Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	55.67%
Equity Fund	55.67%
Unaffiliated Investments	44.17%
Equity Fund	37.38%
Money Market Fund	6.79%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

LVIP Dimensional U.S. Equity Managed Volatility Fund–4

LVIP Dimensional U.S. Equity Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–55.67%
Equity Fund–55.67%
*Lincoln Variable Insurance Products Trust - LVIP Dimensional U.S. Core Equity 2 Fund	29,657,445	$320,330,064

Total Affiliated Investment (Cost $292,884,762)		320,330,064

UNAFFILIATED INVESTMENTS–44.17%
Equity Fund–37.38%
**DFA U.S. Large Company Portfolio	12,361,668	215,093,019

		215,093,019

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
Money Market Fund–6.79%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	39,029,215	$39,029,215

		39,029,215

Total Unaffiliated Investments (Cost $222,527,199)		254,122,234

TOTAL VALUE OF SECURITIES–99.84% (Cost $515,411,961)	574,452,298
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	940,081

NET ASSETS APPLICABLE TO 44,379,358 SHARES OUTSTANDING–100.00%	$575,392,379

*	Standard Class shares.
**	Institutional Class shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
54	E-mini Russell 2000 Index - Equity Contract	$3,711,406	$3,663,630	3/20/17	$(47,776)
224	E-mini S&P 500 Index - Equity Contract	25,133,410	25,045,440	3/19/17	(87,970)
46	E-mini S&P MidCap 400 Index - Equity Contract	7,734,124	7,631,860	3/19/17	(102,264)

					$(238,010)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–5

LVIP Dimensional U.S. Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investment, at value	$320,330,064
Unaffiliated investments, at value	254,122,234

Total investments, at value	574,452,298
Cash collateral held at broker for futures contracts	1,641,600
Receivable for fund shares sold	239,062
Cash	96,713
Dividends receivable	9,707

TOTAL ASSETS	576,439,380

LIABILITIES:
Payable for fund shares redeemed	410,833
Net unrealized depreciation on futures contracts	238,010
Due to manager and affiliates	236,797
Payable for investments purchased	136,860
Other accrued expenses payable	24,501

TOTAL LIABILITIES	1,047,001

TOTAL NET ASSETS	$575,392,379

Affiliated investment, at cost	$292,884,762
Unaffiliated investments, at cost	222,527,199

Total investments, at cost	$515,411,961

Standard Class:
Net Assets	$23,925,880
Shares Outstanding	1,844,432
Net Asset Value Per Share	$12.972

Service Class:
Net Assets	$551,466,499
Shares Outstanding	42,534,926
Net Asset Value Per Share	$12.965

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$554,016,609
Undistributed net investment income	50,370
Accumulated net realized loss on investments	(37,476,927)
Net unrealized appreciation of investments and derivatives	58,802,327

TOTAL NET ASSETS	$575,392,379

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–6

LVIP Dimensional U.S. Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investment	$3,845,780
Dividends from unaffiliated investments	4,162,682

8,008,462

EXPENSES:
Management fees	1,224,156
Distribution fees-Service Class	1,170,196
Accounting and administration expenses	140,011
Reports and statements to shareholders	55,288
Professional fees	31,363
Trustees’ fees and expenses	12,570
Custodian fees	6,291
Consulting fees	3,954
Pricing fees.	137
Other	2,732

2,646,698
Less management fees waived	(296,382)

Total operating expenses	2,350,316

NET INVESTMENT INCOME:	5,658,146

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment	1,208,961
Sale of affiliated investment	(28,864,323)
Sale of unaffiliated investments	329,202
Futures contracts	(10,572,021)

Net realized loss	(37,898,181)

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	53,561,824
Unaffiliated investments	31,595,035
Futures contracts	1,019,166

Net change in unrealized appreciation (depreciation)	86,176,025

NET REALIZED AND UNREALIZED GAIN	48,277,844

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,935,990

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,658,146	$3,068,684
Net realized gain (loss)	(37,898,181)	50,724,954
Net change in unrealized appreciation (depreciation)	86,176,025	(89,533,297)

Net increase (decrease) in net assets resulting from operations	53,935,990	(35,739,659)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(288,882)	(260,560)
Service Class	(5,322,747)	(4,167,321)
Net realized gain:
Standard Class	(1,781,298)	—
Service Class	(41,422,520)	—

	(48,815,447)	(4,427,881)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,824,868	8,358,715
Service Class	133,589,975	159,560,746
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,070,180	260,560
Service Class	46,745,267	4,167,321

	188,230,290	172,347,342

Cost of shares redeemed:
Standard Class	(5,229,970)	(8,637,983)
Service Class	(62,892,778)	(52,536,562)

	(68,122,748)	(61,174,545)

Increase in net assets derived from capital share transactions	120,107,542	111,172,797

NET INCREASE IN NET ASSETS	125,228,085	71,005,257
NET ASSETS:
Beginning of year	450,164,294	379,159,037

End of year	$575,392,379	$450,164,294

Undistributed net investment income	$50,370	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–7

LVIP Dimensional U.S. Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$12.919	$14.157	$13.649	$10.715	$9.230

Income (loss) from investment operations:
Net investment income[2]	0.180	0.133	0.154	0.165	0.199
Net realized and unrealized gain (loss)	1.181	(1.210)	0.488	2.955	1.405

Total from investment operations	1.361	(1.077)	0.642	3.120	1.604

Less dividends and distributions from:
Net investment income	(0.159)	(0.161)	(0.134)	(0.125)	(0.117)
Net realized gain	(1.149)	—	—	(0.061)	(0.002)

Total dividends and distributions	(1.308)	(0.161)	(0.134)	(0.186)	(0.119)

Net asset value, end of period	$12.972	$12.919	$14.157	$13.649	$10.715

Total return[3]	11.13%	(7.61% )	4.70%	29.18%	17.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,926	$20,947	$22,848	$15,078	$2,558
Ratio of expenses to average net assets[4]	0.24%	0.18%	0.31%	0.32%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.32%	0.31%	0.33%	0.39%
Ratio of net investment income to average net assets	1.39%	0.96%	1.11%	1.31%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	0.82%	1.11%	1.30%	1.85%
Portfolio turnover	41%	108% [5]	26%	15%	14%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–8

LVIP Dimensional U.S. Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$12.915	$14.151	$13.645	$10.714	$9.229

Income (loss) from investment operations:
Net investment income[2]	0.147	0.098	0.119	0.133	0.174
Net realized and unrealized gain (loss)	1.178	(1.207)	0.487	2.953	1.403

Total from investment operations.	1.325	(1.109)	0.606	3.086	1.577

Less dividends and distributions from:
Net investment income	(0.126)	(0.127)	(0.100)	(0.094)	(0.090)
Net realized gain	(1.149)	—	—	(0.061)	(0.002)

Total dividends and distributions	(1.275)	(0.127)	(0.100)	(0.155)	(0.092)

Net asset value, end of period	$12.965	$12.915	$14.151	$13.645	$10.714

Total return[3]	10.86%	(7.85% )	4.44%	28.86%	17.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$551,466	$429,217	$356,311	$220,223	$92,185
Ratio of expenses to average net assets[4]	0.49%	0.43%	0.56%	0.57%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.57%	0.56%	0.58%	0.64%
Ratio of net investment income to average net assets	1.14%	0.71%	0.86%	1.06%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.08%	0.57%	0.86%	1.05%	1.60%
Portfolio turnover	41%	108% [5]	26%	15%	14%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–9

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Equity Managed Volatility Fund (formerly, LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

LVIP Dimensional U.S. Equity Managed Volatility Fund–10

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

Prior to May 1, 2016, LIAC had contractually agreed to waive a portion of its advisory fee. For the period January 1, 2016 through April 30, 2016, LIAC had contractually agreed to waive 0.20% of average daily net assets of the Fund.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$27,594
Legal.	6,150

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31,402 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $42,428 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fee and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$120,910
Distribution fees payable to LFD	115,887

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP Dimensional U.S. Core Equity 2 Fund	$418,584,434	$50,227,795	$173,179,666	$(28,864,323)	$320,330,064	$3,845,780	$—

LVIP Dimensional U.S. Equity Managed Volatility Fund–11

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$249,706,401
Sales	189,489,490

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$518,782,180

Aggregate unrealized appreciation	$55,670,118

Net unrealized appreciation	$55,670,118

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated investment	$320,330,064
Unaffiliated investments	254,122,234

Total	$574,452,298

Futures Contracts	$(238,010)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$5,611,629	$4,426,622
Long-term capital gains	43,203,818	1,259

Total	$48,815,447	$4,427,881

LVIP Dimensional U.S. Equity Managed Volatility Fund–12

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$554,016,609
Undistributed ordinary income	50,370
Capital loss carryforwards.	(34,344,718)
Net unrealized appreciation	55,670,118

Net assets	$575,392,379

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of futures contracts and tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$3,853	$(3,853)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$29,817,259	$4,527,459	$34,344,718

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/16	Year Ended 12/31/15
Shares sold:
Standard Class	451,931	599,977
Service Class	10,394,195	11,527,629
Shares issued upon reinvestment of dividends and distributions:
Standard Class	167,128	20,044
Service Class	3,787,266	320,689

	14,800,520	12,468,339

Shares redeemed:
Standard Class	(396,086)	(612,490)
Service Class	(4,880,253)	(3,793,573)

	(5,276,339)	(4,406,063)

Net increase	9,524,181	8,062,276

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments

LVIP Dimensional U.S. Equity Managed Volatility Fund–13

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(238,010)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(10,572,021)	$1,019,166

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$16,867,374	$41,357,848

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional U.S. Equity Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Dimensional U.S. Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional U.S. Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Dimensional U.S. Equity Managed Volatility Fund–15

LVIP Dimensional U.S. Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Funds report distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
88.50%	11.50%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP Dimensional U.S. Equity Managed Volatility Fund–16

LVIP Dimensional U.S. Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Mid Relative Value funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one and three year periods. The Board reviewed the Fund’s standard deviation for the three year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was attributable to a combination of the Fund’s Equity Sleeve value bias when market conditions were not favorable to value investing and the negative contribution from the volatility management overlay. The Board also considered that the Fund had been had restructured in February 2016 to add a fund in the Equity Sleeve for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board noted that the investment management fee for the Fund was lower than the median management fee of the Morningstar expense group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Dimensional U.S. Equity Managed Volatility Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Dimensional U.S. Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Dimensional U.S. Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional U.S. Equity Managed Volatility Fund–20

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP Dimensional/Vanguard Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

The LVIP Dimensional/Vanguard Total Bond Fund returned 2.11% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.65%.

The LVIP Vanguard Domestic Equity ETF Fund returned 12.14% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 3000® Index2, returned 12.74%.

The LVIP Vanguard International Equity ETF Fund returned 3.72% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI All Country World ex USA Index3 (net dividends) returned 4.50%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure, investing all of its assets in mutual funds and Exchange-Traded Funds, which invest in U.S. and foreign investment grade fixed income securities. During the one-year period ended December 31, 2016, the underlying funds’ overweight to investment grade corporate securities and underweight to agency mortgage-backed securities helped relative performance. The corporate credit sector generated strong performance for the year, due to accommodative global central bank policies, a rebound in oil prices, and strong overseas investor demand. However, the Fund’s modest global exposure detracted from performance during the period. The Fund, through the underlying funds, remained invested in various high quality fixed income assets and performed as expected.

The LVIP Vanguard Domestic Equity ETF Fund is a domestic all cap equity ETF fund. The Fund primarily invests in Vanguard equity ETFs across a broad range of domestic asset classes. For fiscal year 2016, Fund performance was driven by performance of the underlying domestic equity ETFs.

The LVIP Vanguard International Equity ETF Fund is an international equity ETF fund. The Fund primarily invests in Vanguard ETFs across a number of international equity asset classes. For fiscal year 2016, Fund performance was driven by the performance of the underlying international equity ETFs.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amritansh Tewary
Alex Zeng

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP Dimensional/Vanguard Total Bond Fund Growth of $10,000 invested 5/2/11 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional/ Vanguard Total Bond Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value would have increased to $11,380 for the Standard Class shares and to $11,220 for the Service Class shares. For comparison, look at how the Bloomberg Barclays Capital U.S. Aggregate Bond Index did from 5/2/11 through 12/31/16. The same $10,000 investment would have increased to $11,842. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	2.11%
Five Years	+	1.57%
Inception (5/2/11)	+	2.30%

Service Class Shares
One Year	+	1.84%
Five years	+	1.32%
Inception (5/2/11)	+	2.05%

LVIP Vanguard Domestic Equity ETF Fund Growth of $10,000 invested 5/2/11 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,375 for the Standard Class shares and to $17,132 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/16. The same $10,000 investment would have increased to $18,281. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	12.14%
Five years	+	13.53%
Inception (5/2/11)	+	10.23%

Service Class Shares
One Year	+	11.86%
Five Years	+	13.24%
Inception (5/2/11)	+	9.95%

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP Vanguard International Equity ETF Fund Growth of $10,000 invested 5/2/11 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,516 for the Standard Class shares and to $10,368 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did from 5/2/11 through 12/31/16. The same $10,000 investment would have increased to $10,156. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	3.72%
Five years	+	5.62%
Inception (5/2/11)	+	0.89%

Service Class Shares
One Year	+	3.46%
Five Years	+	5.36%
Inception (5/2/11)	+	0.64%

1.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

2.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investible U.S. equity market.

3.

The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Dimensional/Vanguard Total Bond Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$978.90	0.23%	$1.14
Service Class Shares	1,000.00	977.70	0.48%	2.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.98	0.23%	$1.17
Service Class Shares	1,000.00	1,022.72	0.48%	2.44

LVIP Vanguard Domestic Equity ETF Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,077.30	0.23%	$1.20
Service Class Shares	1,000.00	1,076.00	0.48%	2.50
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.98	0.23%	$1.17
Service Class Shares	1,000.00	1,022.72	0.48%	2.44

LVIP Vanguard International Equity ETF Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,039.80	0.25%	$1.28
Service Class Shares	1,000.00	1,038.50	0.50%	2.56
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2016

LVIP Dimensional/Vanguard Total Bond Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	30.03%
Fixed Income Funds	28.02%
Money Market Fund	2.01%
Unaffiliated Investments	70.21%
Fixed Income Funds	70.01%
Money Market Fund	0.20%
Total Value of Securities	100.24%
Liabilities Net of Receivables and Other Assets	(0.24%	)
Total Net Assets	100.00%

LVIP Vanguard Domestic Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	2.02%
Money Market Fund	2.02%
Unaffiliated Investments	98.91%
Equity Funds	98.38%
Money Market Fund	0.53%
Total Value of Securities	100.93%
Liabilities Net of Receivables and Other Assets	(0.93%	)
Total Net Assets	100.00%

LVIP Vanguard International Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	2.03%
Money Market Fund	2.03%
Unaffiliated Investments	99.07%
International Equity Funds	98.02%
Money Market Fund	1.05%
Total Value of Securities	101.10%
Liabilities Net of Receivables and Other Assets	(1.10%	)
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Total Bond Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–30.03%
Fixed Income Funds–28.02%
*DFA Intermediate Term Extended Quality Portfolio	10,483,023	$110,595,895
*DFA VA Global Bond Portfolio	2,195,366	23,270,879
*DFA VA Short-Term Fixed Portfolio	2,864,235	29,157,913

		163,024,687

Money Market Fund–2.01%
**Lincoln Variable Insurance Products Trust–
LVIP Government Money Market Fund (seven-day effective yield 0.12%)	1,166,362	11,663,615

		11,663,615

Total Affiliated Investments (Cost $176,809,603)		174,688,302

UNAFFILIATED INVESTMENTS–70.21%
Fixed Income Funds–70.01%
*DFA Inflation Protected Securities Portfolio	994,279	11,613,181
*DFA One-Year Fixed Income Portfolio	4,537,511	46,690,984

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
Fixed Income Funds (continued)
*DFA Two-Year Global Fixed Income Portfolio	6,456,231	$64,174,934
Vanguard Long-Term Bond ETF	195,972	17,466,984
Vanguard Mortgage-Backed Securities ETF	1,328,963	69,491,475
Vanguard Short-Term Corporate Bond ETF	293,849	23,322,795
Vanguard Total Bond Market ETF	2,159,971	174,504,057

		407,264,410

Money Market Fund–0.20%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	1,146,171	1,146,171

		1,146,171

Total Unaffiliated Investments (Cost $411,518,700)		408,410,581

TOTAL VALUE OF SECURITIES–100.24% (Cost $588,328,303)	583,098,883
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.24%)	(1,387,337)

NET ASSETS APPLICABLE TO 55,857,570 SHARES OUTSTANDING–100.00%	$581,711,546

*	Institutional Class shares.

**	Standard Class shares.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Vanguard Domestic Equity ETF Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–2.02%
Money Market Fund–2.02%
*Lincoln Variable Insurance Products Trust–
LVIP Government Money Market Fund (seven-day effective yield 0.12%)	563,450	$5,634,505

Total Affiliated Investment (Cost $5,634,505)		5,634,505

UNAFFILIATED INVESTMENTS–98.91%
Equity Funds–98.38%
Vanguard Dividend Appreciation ETF	326,659	27,824,814
Vanguard Mega Cap 300 Growth ETF	580,307	50,550,543
Vanguard Mega Cap 300 Value ETF	796,739	53,453,219
Vanguard Mid-Cap Growth ETF	105,033	11,098,837
Vanguard Mid-Cap Value ETF	169,782	16,501,113
Vanguard REIT ETF	68,114	5,621,448
Vanguard Small-Cap Growth ETF	41,464	5,520,517

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
Equity Funds (continued)
Vanguard Small-Cap Value ETF	114,869	$13,899,149
Vanguard Total Stock Market ETF	727,900	83,941,428
**Vanguard Variable Insurance Fund–
Small Company Growth Portfolio	259,061	5,569,820

		273,980,888

Money Market Fund–0.53%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	1,467,912	1,467,912

		1,467,912

Total Unaffiliated Investments (Cost $203,635,255)		275,448,800

TOTAL VALUE OF SECURITIES–100.93% (Cost $209,269,760)	281,083,305
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.93%)	(2,596,135)

NET ASSETS APPLICABLE TO 17,532,829 SHARES OUTSTANDING–100.00%	$278,487,170

*	Standard Class shares.

**	Institutional Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Vanguard International Equity ETF Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–2.03%
Money Market Fund–2.03%
*Lincoln Variable Insurance Products Trust–
LVIP Government Money Market Fund (seven-day effective yield 0.12%)	336,367	$3,363,669

Total Affiliated Investment (Cost $3,363,669)		3,363,669

UNAFFILIATED INVESTMENTS–99.07%
International Equity Funds–98.02%
Vanguard FTSE All-World ex-U.S. ETF	637,038	28,144,339
Vanguard FTSE All-World ex-U.S. Small-Cap ETF	191,963	18,050,281
Vanguard FTSE Developed Markets ETF	1,000,745	36,567,222
Vanguard FTSE Emerging Markets ETF	412,825	14,770,879

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
International Equity Funds (continued)
Vanguard FTSE European ETF	457,935	$21,953,404
Vanguard FTSE Pacific ETF	419,363	24,373,377
Vanguard Global ex-U.S. Real Estate ETF	64,783	3,211,293
**Vanguard VA International Portfolio	770,542	15,048,684

		162,119,479

Money Market Fund–1.05%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	1,726,427	1,726,427

Total Unaffiliated Investments (Cost $160,607,149)		163,845,906

TOTAL VALUE OF SECURITIES–101.10% (Cost $163,970,818)	167,209,575
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.10%)	(1,816,310)

NET ASSETS APPLICABLE TO 17,966,564 SHARES OUTSTANDING–100.00%	$165,393,265

*	Standard Class shares.

**	Retail Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Dimensional/Vanguard Allocation Funds

Statements of Assets and Liabilities

December 31, 2016

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
ASSETS:
Affiliated investments, at value	$174,688,302	$5,634,505	$3,363,669
Unaffiliated investments, at value	408,410,581	275,448,800	163,845,906

Total investments, at value	583,098,883	281,083,305	167,209,575
Cash	4,466	5	19
Receivable for fund shares sold	173,583	134,679	81,612
Receivable for investments sold	109,548	—	—
Dividends receivable	320	190	258

TOTAL ASSETS	583,386,800	281,218,179	167,291,464

LIABILITIES:
Payable for investments purchased	1,260,094	1,467,609	1,726,214
Due to manager and affiliates	205,008	88,019	48,540
Payable for fund shares redeemed	184,045	1,151,860	101,096
Other accrued expenses	26,107	23,521	22,349

TOTAL LIABILITIES	1,675,254	2,731,009	1,898,199

TOTAL NET ASSETS	$581,711,546	$278,487,170	$165,393,265

Affiliated investments, at cost	$176,809,603	$5,634,505	$3,363,669
Unaffiliated investments, at cost	411,518,700	203,635,255	160,607,149

Total investments, at cost	$588,328,303	$209,269,760	$163,970,818

Standard Class:
Net Assets	$70,428,286	$86,643,771	$63,645,362
Shares Outstanding	6,763,009	5,452,814	6,912,858
Net Asset Value Per Share	$10.414	$15.890	$9.207

Service Class:
Net Assets	$511,283,260	$191,843,399	$101,747,903
Shares Outstanding	49,094,561	12,080,015	11,053,706
Net Asset Value Per Share	$10.414	$15.881	$9.205

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$588,898,887	$207,998,353	$171,754,321
Undistributed net investment income	—	225	52,880
Accumulated net realized loss on investments	(1,957,921)	(1,324,953)	(9,652,693)
Net unrealized appreciation (depreciation) of investments	(5,229,420)	71,813,545	3,238,757

TOTAL NET ASSETS	$581,711,546	$278,487,170	$165,393,265

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional/Vanguard Allocation Funds

Statements of Operations

Year Ended December 31, 2016

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$7,561,671	$4,971,431	$4,203,400
Dividends from affiliated investments	3,363,299	1,413	865

	10,924,970	4,972,844	4,204,265

EXPENSES:
Management fees	1,361,500	602,177	365,856
Distribution expenses-Service Class	1,224,671	427,823	236,403
Accounting and administration expenses	74,551	49,551	41,991
Reports and statements to shareholders	43,395	11,287	13,787
Professional fees	31,543	25,847	23,819
Trustees’ fees and expenses	14,045	6,182	3,805
Custodian fees	9,802	5,911	4,122
Consulting fees	2,132	1,884	1,808
Pricing fees	69	50	41
Other	2,667	1,138	718

	2,764,375	1,131,850	692,350
Less management fees waived	(272,300)	(120,435)	(73,171)

Total operating expenses	2,492,075	1,011,415	619,179

NET INVESTMENT INCOME	8,432,895	3,961,429	3,585,086

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investments	31,277	622,903	211,284
Distributions from affiliated investments	310,091	—	—
Sale of unaffiliated investments	(262,192)	(847,752)	(2,323,032)
Sale of affiliated investments	(25,941)	—	—

Net realized gain (loss)	53,235	(224,849)	(2,111,748)

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	71,251	24,450,101	3,943,622
Affiliated investments	(394,940)	—	—

Net change in unrealized appreciation (depreciation)	(323,689)	24,450,101	3,943,622

NET REALIZED AND UNREALIZED GAIN (LOSS)	(270,454)	24,225,252	1,831,874

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,162,441	$28,186,681	$5,416,960

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets

	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,432,895	$5,985,072	$3,961,429	$3,108,401	$3,585,086	$2,712,108
Net realized gain (loss)	53,235	(181,149)	(224,849)	457,649	(2,111,748)	(2,733,147)
Net change in unrealized appreciation (depreciation)	(323,689)	(5,966,185)	24,450,101	(4,812,938)	3,943,622	(5,706,887)

Net increase (decrease) in net assets resulting from operations	8,162,441	(162,262)	28,186,681	(1,246,888)	5,416,960	(5,727,926)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,180,234)	(710,024)	(1,378,248)	(989,656)	(1,462,909)	(1,068,316)
Service Class	(7,299,509)	(6,081,714)	(2,612,460)	(2,240,845)	(2,096,208)	(2,014,796)
Net realized gain:
Standard Class	—	(13,425)	(248,924)	(62,057)	—	—
Service Class	—	(141,645)	(587,434)	(176,455)	—	—
Return of capital:
Standard Class	—	(9,759)	—	—	—	—
Service Class	—	(98,920)	—	—	—	—

	(8,479,743)	(7,055,487)	(4,827,066)	(3,469,013)	(3,559,117)	(3,083,112)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	32,458,194	21,406,931	25,739,054	27,410,729	21,226,004	20,188,078
Service Class	139,361,749	134,637,290	47,064,271	36,410,004	24,579,090	37,665,889
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,180,234	733,208	1,627,172	1,051,713	1,462,909	1,068,316
Service Class	7,299,509	6,322,279	3,199,894	2,417,300	2,096,208	2,014,796

	180,299,686	163,099,708	77,630,391	67,289,746	49,364,211	60,937,079

Cost of shares redeemed:
Standard Class	(6,087,321)	(10,604,951)	(7,071,783)	(4,280,720)	(4,137,538)	(3,747,961)
Service Class	(75,671,678)	(58,752,853)	(33,804,104)	(31,056,593)	(18,378,714)	(32,552,139)

	(81,758,999)	(69,357,804)	(40,875,887)	(35,337,313)	(22,516,252)	(36,300,100)

Increase in net assets derived from capital share transactions	98,540,687	93,741,904	36,754,504	31,952,433	26,847,959	24,636,979

NET INCREASE IN NET ASSETS	98,223,385	86,524,155	60,114,119	27,236,532	28,705,802	15,825,941
NET ASSETS:
Beginning of year	483,488,161	396,964,006	218,373,051	191,136,519	136,687,463	120,861,522

End of year	$581,711,546	$483,488,161	$278,487,170	$218,373,051	$165,393,265	$136,687,463

Undistributed net investment income	$—	$—	$225	$—	$52,880	$26,911

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional/Vanguard Total Bond Fund Standard Class

	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.373	$10.518	$10.224	$10.688	$10.491

Income (loss) from investment operations:
Net investment income[1]	0.189	0.164	0.196	0.162	0.193
Net realized and unrealized gain (loss)	0.030	(0.132)	0.278	(0.457)	0.198

Total from investment operations	0.219	0.032	0.474	(0.295)	0.391

Less dividends and distributions from:
Net investment income	(0.178)	(0.172)	(0.172)	(0.141)	(0.175)
Net realized gain	—	(0.003)	(0.008)	(0.028)	(0.019)
Return of capital	—	(0.002)	—	—	—

Total dividends and distributions	(0.178)	(0.177)	(0.180)	(0.169)	(0.194)

Net asset value, end of period	$10.414	$10.373	$10.518	$10.224	$10.688

Total return[2]	2.11%	0.31%	4.64%	(2.76% )	3.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,429	$43,416	$32,573	$13,621	$8,444
Ratio of expenses to average net assets[3]	0.23%	0.23%	0.24%	0.26%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.28%	0.28%	0.29%	0.31%	0.35%
Ratio of net investment income to average net assets	1.77%	1.55%	1.86%	1.55%	1.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.72%	1.50%	1.81%	1.50%	1.75%
Portfolio turnover	13%	10%	14%	9%	26%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional/Vanguard Total Bond Fund Service Class

	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.374	$10.519	$10.224	$10.689	$10.494

Income (loss) from investment operations:
Net investment income[1]	0.162	0.137	0.169	0.136	0.166
Net realized and unrealized gain (loss)	0.029	(0.131)	0.280	(0.457)	0.199

Total from investment operations	0.191	0.006	0.449	(0.321)	0.365

Less dividends and distributions from:
Net investment income	(0.151)	(0.146)	(0.146)	(0.116)	(0.151)
Net realized gain	—	(0.003)	(0.008)	(0.028)	(0.019)
Return of capital	—	(0.002)	—	—	—

Total dividends and distributions	(0.151)	(0.151)	(0.154)	(0.144)	(0.170)

Net asset value, end of period	$10.414	$10.374	$10.519	$10.224	$10.689

Total return[2]	1.84%	0.06%	4.39%	(3.00% )	3.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$511,283	$440,072	$364,391	$233,819	$137,634
Ratio of expenses to average net assets[3]	0.48%	0.48%	0.49%	0.51%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.53%	0.53%	0.54%	0.56%	0.60%
Ratio of net investment income to average net assets	1.52%	1.30%	1.61%	1.30%	1.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.47%	1.25%	1.56%	1.25%	1.50%
Portfolio turnover	13%	10%	14%	9%	26%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard Domestic Equity ETF Fund Standard Class

	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$14.444	$14.748	$13.421	$10.394	$9.158

Income (loss) from investment operations:
Net investment income[1]	0.273	0.249	0.229	0.212	0.200
Net realized and unrealized gain (loss)	1.479	(0.293)	1.409	2.960	1.187

Total from investment operations	1.752	(0.044)	1.638	3.172	1.387

Less dividends and distributions from:
Net investment income	(0.256)	(0.243)	(0.265)	(0.145)	(0.151)
Net realized gain	(0.050)	(0.017)	(0.046)	—	—

Total dividends and distributions	(0.306)	(0.260)	(0.311)	(0.145)	(0.151)

Net asset value, end of period	$15.890	$14.444	$14.748	$13.421	$10.394

Total return[2]	12.14%	(0.31% )	12.21%	30.52%	15.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86,644	$59,518	$36,626	$13,983	$1,723
Ratio of expenses to average net assets[3]	0.24%	0.25%	0.25%	0.29%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.30%	0.30%	0.34%	0.39%
Ratio of net investment income to average net assets	1.82%	1.68%	1.62%	1.71%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	1.63%	1.57%	1.66%	1.88%
Portfolio turnover	12%	14%	15%	20%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard Domestic Equity ETF Fund Service Class

	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$14.439	$14.743	$13.418	$10.395	$9.159

Income (loss) from investment operations:
Net investment income[1]	0.235	0.212	0.192	0.177	0.174
Net realized and unrealized gain (loss)	1.476	(0.293)	1.409	2.961	1.187

Total from investment operations	1.711	(0.081)	1.601	3.138	1.361

Less dividends and distributions from:
Net investment income	(0.219)	(0.206)	(0.230)	(0.115)	(0.125)
Net realized gain	(0.050)	(0.017)	(0.046)	—	—

Total dividends and distributions	(0.269)	(0.223)	(0.276)	(0.115)	(0.125)

Net asset value, end of period	$15.881	$14.439	$14.743	$13.418	$10.395

Total return[2]	11.86%	(0.56% )	11.93%	30.20%	14.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$191,843	$158,855	$154,511	$134,339	$86,200
Ratio of expenses to average net assets[3]	0.49%	0.50%	0.50%	0.54%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.54%	0.55%	0.55%	0.59%	0.64%
Ratio of net investment income to average net assets	1.57%	1.43%	1.37%	1.46%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	1.38%	1.32%	1.41%	1.63%
Portfolio turnover	12%	14%	15%	20%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Vanguard International Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard International Equity ETF Fund Standard Class

	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.086	$9.595	$10.272	$9.139	$8.000

Income (loss) from investment operations:
Net investment income[1]	0.239	0.225	0.280	0.246	0.193
Net realized and unrealized gain (loss)	0.098	(0.507)	(0.756)	1.100	1.336

Total from investment operations	0.337	(0.282)	(0.476)	1.346	1.529

Less dividends and distributions from:
Net investment income	(0.216)	(0.227)	(0.201)	(0.212)	(0.188)
Net realized gain	—	—	—	—	— [2]
Return of capital	—	—	—	(0.001)	(0.202)

Total dividends and distributions	(0.216)	(0.227)	(0.201)	(0.213)	(0.390)

Net asset value, end of period	$9.207	$9.086	$9.595	$10.272	$9.139

Total return[3]	3.72%	(2.95% )	(4.64% )	14.75%	19.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$63,645	$44,417	$29,516	$11,500	$1,890
Ratio of expenses to average net assets[4]	0.26%	0.27%	0.28%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.32%	0.32%	0.39%	0.36%
Ratio of net investment income to average net assets	2.61%	2.29%	2.72%	2.52%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.56%	2.24%	2.67%	2.43%	2.15%
Portfolio turnover	13%	23%	11%	17%	48%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distribution of $11 was made, which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Vanguard International Equity ETF Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard International Equity ETF Fund Service Class

	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.085	$9.592	$10.268	$9.137	$7.987

Income (loss) from investment operations:
Net investment income[1]	0.215	0.200	0.254	0.220	0.169
Net realized and unrealized gain (loss)	0.099	(0.505)	(0.755)	1.099	1.335

Total from investment operations	0.314	(0.305)	(0.501)	1.319	1.504

Less dividends and distributions from:
Net investment income	(0.194)	(0.202)	(0.175)	(0.187)	(0.170)
Net realized gain	—	—	—	—	— [2]
Return of capital	—	—	—	(0.001)	(0.184)

Total dividends and distributions	(0.194)	(0.202)	(0.175)	(0.188)	(0.354)

Net asset value, end of period	$9.205	$9.085	$9.592	$10.268	$9.137

Total return[3]	3.46%	(3.19% )	(4.88% )	14.46%	19.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$101,748	$92,270	$91,345	$75,098	$50,677
Ratio of expenses to average net assets[4]	0.51%	0.52%	0.53%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.57%	0.58%	0.64%	0.61%
Ratio of net investment income to average net assets	2.36%	2.04%	2.47%	2.27%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	1.99%	2.42%	2.18%	1.90%
Portfolio turnover	13%	23%	11%	17%	48%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distribution of $1,475 was made, which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are non-diversified management investment companies registered under the 1940 Act. The Funds sell their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds “). The Underlying Funds invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. mutual funds and Vanguard ETF® funds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments.

The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund operate under a fund of funds structure and invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETF investments, the Funds may invest in individual securities, such as money market instruments.

Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.

The investment objective of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic ETF Fund, and LVIP Vanguard International Equity ETF Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administrative	$30,997	$13,604	$8,341
Legal	6,868	3,009	1,850

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Trading operation	$6,239	$2,740	$1,675

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Printing and mailing	$37,074	$6,836	$9,835

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that the Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne.

LVIP Dimensional/Vanguard Allocation Funds–19

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Funds had liabilities payable to affiliates as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$97,579	$47,230	$27,412
Distribution fees payable to LFD	107,429	40,789	21,128

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby a Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
DFA Intermediate Term Extended Quality Portfolio	$72,666,026	$43,958,735	$5,444,511	$(135,377)	$110,595,895	$2,770,710	$185,690
DFA VA Global Bond Portfolio	29,059,661	7,611,079	13,528,016	104,092	23,270,879	391,918	124,401
DFA VA Short-Term Fixed Portfolio	29,073,175	7,447,314	7,397,895	5,344	29,157,913	197,525	—
LVIP Government Money Market Fund	9,690,570	2,896,023	922,978	—	11,663,615	3,146	—

Total	$140,489,432	$61,913,151	$27,293,400	$(25,941)	$174,688,302	$3,363,299	$310,091

	LVIP Vanguard Domestic Equity ETF Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP Government Money Market Fund	$4,420,302	$1,658,745	$444,542	$—	$5,634,505	$1,413	$—

	LVIP Vanguard International Equity ETF Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP Government Money Market Fund	$2,806,028	$879,284	$321,643	$—	$3,363,669	$865	$—

LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$169,737,738	$66,683,397	$46,505,139
Sales	71,092,831	29,447,901	19,693,645

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$590,625,734	$210,784,026	$168,684,892

Aggregate unrealized appreciation	$571,553	$70,299,279	$4,600,655
Aggregate unrealized depreciation	(8,098,404)	—	(6,075,972)

Net unrealized appreciation (depreciation)	$(7,526,851)	$70,299,279	$(1,475,317)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Affiliated investments	$174,688,302	$5,634,505	$3,363,669
Unaffiliated investments	408,410,581	275,448,800	163,845,906

Total	$583,098,883	$281,083,305	$167,209,575

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. Each Fund’s policy is to recognize transfers between levels as of beginning of the reporting period in which the transfer occurred.

LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2016 and 2015 was as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2016
Ordinary income	$8,479,743	$4,037,637	$3,559,117
Long-term capital gains	—	789,429	—

Total	$8,479,743	$4,827,066	$3,559,117

Year ended December 31, 2015
Ordinary income	$6,791,738	$3,230,184	$3,083,112
Long-term capital gains	155,070	238,829	—
Return of capital	108,679	—	—

Total	$7,055,487	$3,469,013	$3,083,112

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Shares of beneficial interest	$588,898,887	$207,998,353	$171,754,321
Undistributed ordinary income	13,238	41,794	52,880
Undistributed long-term capital gains	326,272	147,744	—
Capital loss carryforwards	—	—	(4,938,619)
Net unrealized appreciation (depreciation)	(7,526,851)	70,299,279	(1,475,317)

Net assets	$581,711,546	$278,487,170	$165,393,265

The differences between book basis and tax basis components of net assets are primarily attributable to return of capital on investments and tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Funds recorded the following reclassifications:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund
Undistributed net investment income	$46,848	$29,504
Accumulated net realized loss on investments	(46,848)	(29,504)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Post-Enactment Losses (No Expiration)
	Short-Term	Long-Term	Total
LVIP Vanguard International Equity ETF Fund	$1,224,466	$3,714,153	$4,938,619

In 2016, LVIP Dimensional/Vanguard Total Bond Fund utilized $20,622 of capital loss carryforwards.

LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Standard Class	3,037,293	2,022,374	1,694,667	1,854,589	2,310,444	2,067,448
Service Class	13,082,507	12,728,668	3,140,721	2,455,819	2,698,198	3,771,121
Shares issued upon reinvestment of dividends and distributions:
Standard Class	113,484	70,671	102,573	72,288	158,993	116,760
Service Class	701,808	609,269	202,087	166,310	227,860	220,402

	16,935,092	15,430,982	5,140,048	4,549,006	5,395,495	6,175,731

Shares redeemed:
Standard Class	(573,173)	(1,004,438)	(465,082)	(289,650)	(444,995)	(372,143)
Service Class	(7,112,296)	(5,557,996)	(2,264,860)	(2,100,346)	(2,028,828)	(3,357,819)

	(7,685,469)	(6,562,434)	(2,729,942)	(2,389,996)	(2,473,823)	(3,729,962)

Net increase	9,249,623	8,868,548	2,410,106	2,159,010	2,921,672	2,445,769

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Funds for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Dimensional/Vanguard Allocation Funds–23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional/Vanguard Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (three of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Dimensional/Vanguard Allocation Funds–24

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Dimensional/Vanguard Total Bond Fund	0.00%	100.00%	100.00%
LVIP Vanguard Domestic Equity ETF Fund	16.35%	83.65%	100.00%
LVIP Vanguard International Equity ETF Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2016. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP Dimensional/Vanguard Total Bond Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was equal to the median return of the Morningstar peer group and below the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s view that underperformance was primarily attributable to the Fund’s underweight position in long duration securities and global bias. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the

LVIP Dimensional/Vanguard Allocation Funds–25

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period and below the median return of the Morningstar peer group and above the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2017. The Board noted that the investment management fee for the LVIP Dimensional/Vanguard Total Bond Fund was below the median investment management fee of the Morningstar peer group. The Board noted that the investment management fees for the LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund were below the median investment management fee of the respective Morningstar peer group, without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Dimensional/Vanguard Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Dimensional/Vanguard Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Dimensional/Vanguard Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional/Vanguard Allocation Funds–29

LVIP Dimensional International Core Equity Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Dimensional International Core Equity Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Dimensional Fund Advisors LP

The Fund returned 4.51% (Standard Class shares with distributions reinvested) for the fiscal year December 31, 2016, while its benchmark, the MSCI World ex USA® Index (net dividends)1 returned 2.75%.

In U.S. dollar terms, developed ex U.S. markets posted positive returns for the one-year period ending December 31, 2016. Using the MSCI World ex USA IMI (net dividends)2 as a proxy, developed ex U.S. markets returned +3.0%. Small caps (MSCI World ex USA Small Cap)3 outperformed large caps (MSCI World ex USA) by 1.6% for the year. Along the relative price dimension, large value stocks (MSCI World ex USA Value)4 outperformed large growth stocks (MSCI World ex USA Growth)5 by 9.3%, and small value stocks (MSCI World ex USA Small Cap Value)6 outperformed small growth stocks (MSCI World ex USA Small Cap Growth)7 by 7.0%.

With small caps outperforming large in developed ex U.S. markets during the period, the Fund’s marketwide allocation and inclusion of small caps contributed positively to performance relative to the benchmark (which is mostly composed of large and mid cap stocks). With low relative price (value) stocks outperforming high relative price (growth) stocks during the period, the Fund’s emphasis on value stocks had a positive impact on relative performance. At the sector level, the Fund’s greater emphasis on value stocks resulted in a greater allocation to the materials sector, which contributed positively to relative performance as materials was among the strongest-performing sectors in the benchmark for the period. At the country level, the Fund’s inclusion of small cap stocks and emphasis on value stocks had a particularly positive impact in Japan, as those segments of the market outperformed within the country.

The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in developed ex U.S. markets with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex U.S. equity markets rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Fund.

Portfolio Managers:
Dimensional Fund Advisors LP:	Joseph H. Chi
Jed S. Fogdall
Allen Pu
Bhanu P. Singh

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Core Equity Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,491 for the Standard Class shares and to $9,451 for the Service Class shares. For comparison, look at how the MSCI World ex USA® Index (net dividends) did for the same period. The same $10,000 investment would have decreased to $9,197. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	4.51%
Inception (5/1/15)	–	3.08%

Service Class Shares
One Year	+	4.24%
Inception (5/1/15)	–	3.32%

1.

The MSCI World ex USA® Index (net dividends) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

2.

The MSCI World ex USA® Investable Market Index (IMI) captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 3,474 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country. The net dividends calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI World ex USA® Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,452 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

4.

The MSCI World ex USA® Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

LVIP Dimensional International Core Equity Fund–1

LVIP Dimensional International Core Equity Fund

2016 Annual Report Commentary (unaudited) (continued)

5.

The MSCI World ex USA® Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries*. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long term historical EPS growth trend and long-term historical sales per share growth trend.

6.

The MSCI World ex USA® Small Cap Value Weighted Index is based on a traditional market cap weighted parent index, the MSCI World ex USA Small Cap Index, which includes small cap stocks across 22 Developed Markets (DM) countries* (excluding the US). The MSCI World ex USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data — sales, book value, earnings and cash earnings — rather than market prices.

7.

The MSCI World ex USA® Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across the 22 Developed Markets countries* excluding the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

*DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

LVIP Dimensional International Core Equity Fund–2

LVIP Dimensional International Core Equity Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,076.10	0.68%	$3.55
Service Class Shares	1,000.00	1,074.70	0.93%	4.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.72	0.68%	$3.46
Service Class Shares	1,000.00	1,020.46	0.93%	4.72

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Dimensional International Core Equity Fund–3

LVIP Dimensional International Core Equity Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Security Type/Country	Percentage of Net Assets

Common Stock	99.14%
Australia	6.15%
Austria	0.66%
Belgium	1.38%
Canada	9.03%
China	0.02%
Denmark	1.76%
Finland	2.12%
France	7.16%
Germany	6.88%
Hong Kong	2.88%
Ireland	0.69%
Israel	0.65%
Italy	2.55%
Japan	24.18%
Netherlands	2.67%
New Zealand	0.47%
Norway	1.01%
Portugal	0.27%
Singapore	1.04%
Spain	2.37%
Sweden	2.71%
Switzerland	6.44%
United Kingdom	16.05%
Preferred Stock	0.54%
Rights	0.00%
Money Market Fund	0.23%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector*	Percentage of Net Assets

Aerospace & Defense	1.07%
Air Freight & Logistics	0.41%
Airlines	0.37%
Auto Components	2.55%
Automobiles	3.39%
Banks	9.66%
Beverages	1.10%
Biotechnology	0.46%
Building Products	0.89%
Capital Markets	2.24%
Chemicals	5.89%
Commercial Services & Supplies	1.43%
Communications Equipment	0.24%
Construction & Engineering	1.83%

Sector*	Percentage of Net Assets

Construction Materials	0.83%
Consumer Finance	0.28%
Containers & Packaging	0.99%
Distributors	0.25%
Diversified Consumer Services	0.14%
Diversified Financial Services	0.69%
Diversified Telecommunication Services	2.06%
Electric Utilities	1.21%
Electrical Equipment	1.67%
Electronic Equipment, Instruments & Components	1.91%
Energy Equipment & Services	1.03%
Food & Staples Retailing	2.39%
Food Products	2.86%
Gas Utilities	0.40%
Health Care Equipment & Supplies	0.86%
Health Care Providers & Services	0.80%
Health Care Technology	0.06%
Hotels, Restaurants & Leisure	2.17%
Household Durables	2.20%
Household Products	0.26%
Independent Power & Renewable Electricity Producers	0.31%
Industrial Conglomerates	1.19%
Insurance	4.32%
Internet & Direct Marketing Retail	0.17%
Internet Software & Services	0.32%
IT Services	1.05%
Leisure Products	0.37%
Life Sciences Tools & Services	0.27%
Machinery	4.12%
Marine	0.35%
Media	1.95%
Metals & Mining	5.32%
Multiline Retail	0.61%
Multi-Utilities	0.82%
Oil, Gas & Consumable Fuels	5.57%
Paper & Forest Products	1.09%
Personal Products	0.47%
Pharmaceuticals	3.08%
Professional Services	1.24%
Real Estate Management & Development	2.24%
Road & Rail	1.12%
Semiconductors & Semiconductor Equipment	0.91%
Software	0.96%
Specialty Retail	1.36%
Technology Hardware, Storage & Peripherals	0.73%
Textiles, Apparel & Luxury Goods	1.17%
Thrifts & Mortgage Finance	0.16%
Tobacco	0.34%
Trading Companies & Distributors	1.75%
Transportation Infrastructure	0.71%

LVIP Dimensional International Core Equity Fund–4

LVIP Dimensional International Core Equity Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited) (continued)

Sector*	Percentage of Net Assets

Water Utilities	0.12%
Wireless Telecommunication Services	0.90%
Total	99.68%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Nestle	0.85%
Toyota Motor	0.75%
BP ADR	0.56%
Daimler	0.54%
Syngenta	0.52%
BASF	0.52%
HSBC Holdings ADR	0.48%
TOTAL	0.43%
UPM-Kymmene	0.41%
ABB	0.41%
Total	5.47%

*Allocation includes all investments except for short-term investments.

IT–Information Technology

LVIP Dimensional International Core Equity Fund–5

LVIP Dimensional International Core Equity Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–99.14%
Australia–6.15%
Adelaide Brighton	12,534	$49,115
AGL Energy	2,783	44,364
Ainsworth Game Technology	6,705	10,210
Alumina	49,422	65,268
Alumina ADR	2,200	11,484
Amcor	7,139	77,020
AMP	78,519	285,583
Ansell	3,677	65,568
AP Eagers	1,590	10,579
APA Group	4,803	29,704
ARB	745	9,489
Aristocrat Leisure	6,690	74,831
ASX	411	14,753
Aurizon Holdings	19,965	72,759
AusNet Services	18,433	21,017
Austal	8,748	10,985
Australia & New Zealand Banking Group	17,591	386,168
†Australian Agricultural	17,102	20,919
Australian Pharmaceutical Industries	13,270	19,727
Automotive Holdings Group	8,745	24,928
Aveo Group	10,918	26,395
Bank of Queensland	9,202	78,824
Beach Energy	51,415	31,538
Bendigo & Adelaide Bank	10,620	97,408
BHP Billiton	26,756	483,870
BHP Billiton ADR	4,100	146,698
Blackmores	209	15,589
BlueScope Steel	21,069	141,097
Boral	15,572	60,795
†Bradken	5,627	13,076
Brambles	5,959	53,324
Breville Group	2,406	15,036
Brickworks	1,457	14,289
BT Investment Management	2,160	16,570
Caltex Australia	1,697	37,303
†Cardno	10,023	6,835
carsales.com	2,285	18,716
Cedar Woods Properties	6,372	23,222
Challenger	10,297	83,523
Cleanaway Waste Management	72,925	64,730
Coca-Cola Amatil	6,680	48,785
Cochlear	684	60,492
Collins Foods	4,637	21,985
Commonwealth Bank of Australia	9,736	579,011
Computershare	5,618	50,516
Corporate Travel Management	854	11,290
Credit Corp Group	1,365	17,672
Crown Resorts	3,281	27,418
CSG	9,755	5,139
CSL	1,037	75,142
CSR	19,012	63,386

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
Domino’s Pizza Enterprises	795	$37,286
Downer EDI	21,992	96,652
†=DSHE Holdings	11,325	0
DUET Group	16,455	32,537
DuluxGroup	3,860	17,382
Eclipx Group	4,465	12,083
†Energy Resources of Australia	12,324	3,869
†Energy World	39,810	7,470
ERM Power	5,246	4,865
Event Hospitality & Entertainment	2,844	28,261
Evolution Mining	23,662	36,200
Fairfax Media	80,391	51,633
Flight Centre Travel Group	1,021	23,062
Fortescue Metals Group	42,223	179,470
G8 Education	9,725	25,195
Genworth Mortgage Insurance Australia	9,798	23,121
GrainCorp Class A	6,889	47,527
Greencross	3,054	15,119
GWA Group	8,661	18,501
Hansen Technologies	6,741	19,069
Harvey Norman Holdings	12,146	45,053
HFA Holdings	2,382	4,126
Iluka Resources	3,994	20,954
Incitec Pivot	41,628	108,147
Independence Group	17,723	55,252
Insurance Australia Group	6,886	29,766
InvoCare	1,288	12,892
IOOF Holdings	4,486	29,816
IRESS	2,733	23,411
Isentia Group	6,749	13,978
James Hardie Industries CDI	3,210	50,893
Japara Healthcare	6,227	10,156
JB Hi-Fi	2,149	43,485
Macquarie Atlas Roads Group	6,624	24,140
Macquarie Group	4,569	287,254
Magellan Financial Group	1,909	32,746
†Mayne Pharma Group	20,988	20,371
McMillan Shakespeare	2,428	19,046
Medibank Pvt	33,796	68,777
†Metals X	23,081	9,328
†Metcash	29,661	48,803
Mineral Resources	7,647	66,884
Monadelphous Group	2,631	21,322
Myer Holdings	37,090	36,937
National Australia Bank	13,533	299,526
Navitas	8,596	30,892
Newcrest Mining	8,764	128,072
†NEXTDC	5,328	13,996
nib holdings	7,558	25,908
Nine Entertainment Holdings	14,493	11,139
Northern Star Resources	8,386	21,907

LVIP Dimensional International Core Equity Fund–6

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
Nufarm	3,573	$23,619
OFX Group	8,551	10,367
Oil Search	9,328	48,265
Orica	16,321	208,236
Origin Energy	18,265	86,862
Orora	33,159	71,548
OZ Minerals	8,936	50,880
Pacific Current Group	1,154	3,506
Pact Group Holdings	4,699	22,889
Perpetual	812	28,572
†Perseus Mining	24,054	5,815
Platinum Asset Management	4,023	15,329
Premier Investments	1,680	17,507
Primary Health Care	18,901	55,651
Programmed Maintenance Services	6,193	8,603
Qantas Airways	9,895	23,778
QBE Insurance Group	11,645	104,373
Qube Holdings	20,567	36,215
Ramsay Health Care	886	43,670
REA Group	640	25,508
Regis Resources	5,650	12,110
Reject Shop	2,536	15,519
Resolute Mining	20,493	19,225
Rio Tinto	3,617	156,351
Sandfire Resources	5,612	22,841
=Santos	4,361	12,651
Santos (ASE)	30,256	87,774
†Saracen Mineral Holdings	31,831	22,741
SEEK	3,406	36,574
Select Harvests	2,007	9,617
Seven Group Holdings	3,584	20,277
Seven West Media	48,144	27,968
SG Fleet Group	6,686	16,067
Sigma Pharmaceuticals	22,208	20,674
Sims Metal Management	6,252	57,886
Sirtex Medical	1,494	15,277
†Slater & Gordon	15,496	2,516
SMS Management & Technology	4,019	3,857
Sonic Healthcare	3,151	48,662
South32	24,153	47,933
South32 ADR	4,200	41,580
Southern Cross Media Group	32,767	36,534
Spark Infrastructure Group	24,227	41,611
Spotless Group Holdings	25,020	17,875
†St Barbara	15,960	23,496
Star Entertainment Group	16,404	61,202
Steadfast Group	19,347	30,856
Suncorp Group	11,232	109,587
Super Retail Group	4,725	35,291
Sydney Airport	4,421	19,111
Tabcorp Holdings	35,276	122,448
Tassal Group	6,191	18,541

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
Tatts Group	29,582	$95,638
Technology One	8,398	34,241
Telstra	11,902	43,804
TFS	11,219	13,440
Thorn Group	8,175	11,327
Tox Free Solutions	5,658	10,575
TPG Telecom	1,899	9,346
Transurban Group	3,992	29,730
Treasury Wine Estates	1,807	13,927
Villa World	9,971	16,406
Village Roadshow	3,360	11,057
†Virgin Australia Holdings	38,668	6,558
Virtus Health	2,673	12,037
Vocus Communications	8,948	24,990
Webjet	4,869	37,245
Wesfarmers	6,044	183,800
†Western Areas	6,865	15,209
†Westgold Resources	11,541	13,742
Westpac Banking	24,871	585,110
Westpac Banking ADR	1,600	37,568
†Whitehaven Coal	17,815	33,555
Woodside Petroleum	7,506	168,785
Woolworths	3,465	60,262
†WorleyParsons	6,348	44,528

		9,607,149

Austria–0.66%
ANDRITZ	1,114	55,930
†Atrium European Real Estate	4,170	17,251
Austria Technologie & Systemtechnik	1,434	14,053
†BUWOG	2,953	68,666
†CA Immobilien Anlagen	1,602	29,452
†=Conwert Immobilien Invest	2,046	34,804
DO & CO	154	10,119
†Erste Group Bank	3,609	105,708
EVN	934	11,016
Lenzing	116	14,042
Mayr Melnhof Karton	125	13,250
†Oesterreichische Post	634	21,283
OMV	4,680	165,330
Palfinger	421	12,675
POLYTEC Holding	1,389	15,184
†Raiffeisen Bank International	4,321	79,053
†S IMMO	1,531	16,116
Schoeller-Bleckmann Oilfield Equipment	215	17,320
Semperit Holding	457	12,390
Strabag	572	20,261
†Telekom Austria	5,124	30,259
UNIQA Insurance Group	3,236	24,526
Verbund	2,556	40,829
Vienna Insurance Group	1,258	28,206

LVIP Dimensional International Core Equity Fund–7

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Austria (continued)
voestalpine	3,070	$120,508
Wienerberger	2,941	51,066
Zumtobel Group	329	5,884

		1,035,181

Belgium–1.38%
Ackermans & van Haaren	661	91,915
Ageas	4,241	167,902
†AGFA-Gevaert	10,744	41,540
Anheuser-Busch InBev	4,442	470,159
Anheuser-Busch InBev ADR	1,200	126,528
Barco	303	25,529
Bekaert	1,162	47,074
bpost	1,996	47,275
Cie d’Entreprises CFE	299	32,560
Colruyt	2,057	101,780
D’ieteren	819	36,205
Econocom Group	1,537	22,554
Elia System Operator	497	25,994
Euronav	1,774	14,153
EVS Broadcast Equipment	474	16,565
†Fagron	1,585	16,206
†Galapagos	988	63,379
Ion Beam Applications	247	10,827
KBC Group	2,107	130,481
Kinepolis Group	347	15,524
Melexis	433	29,012
†Nyrstar	2,513	20,619
Ontex Group	1,053	31,313
†Orange Belgium	1,441	30,117
Proximus SADP	2,859	82,341
Recticel	1,679	11,718
Sioen Industries	782	23,049
Sipef	180	11,461
Solvay Class A	1,406	164,801
†Telenet Group Holding	551	30,578
†Tessenderlo Chemie	1,119	40,991
UCB	897	57,513
Umicore	1,752	99,866
Van de Velde	150	10,447

		2,147,976

Canada–9.03%
Absolute Software	1,400	6,653
†Advantage Oil & Gas	4,200	28,529
†Advantage Oil & Gas (New York Shares)	2,403	16,220
Aecon Group	2,600	29,531
AGF Management Class B	2,300	10,741
Agnico Eagle Mines	1,585	66,570
Agrium	497	49,973
AGT Food & Ingredients	800	21,831

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Aimia	2,561	$16,938
†Air Canada	2,506	25,514
†Alacer Gold	10,000	16,683
Alamos Gold	4,580	31,587
Alamos Gold (New York Shares)	3,602	24,638
Alaris Royalty	489	8,723
Algonquin Power & Utilities	6,021	51,077
Alimentation Couche-Tard Class B	1,200	54,412
AltaGas	4,094	103,368
Altus Group	800	18,447
†Amaya	3,470	49,101
ARC Resources	3,800	65,406
†Argonaut Gold	3,300	5,211
Atco	800	26,610
†Athabasca Oil	13,108	20,014
†ATS Automation Tooling Systems	3,200	29,839
†AuRico Metals	5,788	4,354
AutoCanada	579	9,970
†B2Gold	24,900	59,160
Badger Daylighting	700	16,736
Bank of Montreal	1,500	107,887
Bank of Montreal (New York Shares)	6,284	451,945
Bank of Nova Scotia	300	16,704
Bank of Nova Scotia (New York Shares)	6,188	344,548
Barrick Gold	1,300	20,807
†Baytex Energy	7,212	35,237
BCE	800	34,576
†Bellatrix Exploration	6,491	6,188
†Birchcliff Energy	5,612	39,165
Bird Construction	622	4,197
Black Diamond Group	2,500	8,416
†BlackBerry	10,229	70,395
†BlackBerry (New York Shares)	1,400	9,646
†BlackPearl Resources	4,845	5,882
†Bombardier Class B	20,046	32,249
Bonavista Energy	10,324	36,985
Bonterra Energy	913	19,781
Boralex Class A	1,496	21,337
Brookfield Asset Management	1,200	39,593
Brookfield Asset Management Class A	899	29,676
†BRP	951	20,080
CAE	2,800	39,164
CAE (New York Shares)	2,826	39,479
Calfrac Well Services	2,400	8,509
Cameco	1,236	12,925
Cameco (New York Shares)	2,972	31,117
†Canaccord Genuity Group	3,700	13,145
†Canacol Energy	800	2,729
Canadian Imperial Bank of Commerce	2,745	223,992
Canadian National Railway	1,700	114,410

LVIP Dimensional International Core Equity Fund–8

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Canadian National Railway (New York Shares)	502	$33,835
Canadian Natural Resources	11,400	363,432
Canadian Pacific Railway	200	28,554
Canadian Tire Class A	709	73,543
Canadian Utilities Class A	1,000	26,954
Canadian Western Bank	2,845	64,289
Canam Group	2,500	16,795
†Canfor	3,400	38,668
Canfor Pulp Products	1,800	13,554
Canyon Services Group	3,100	16,231
Capital Power	1,600	27,683
†Capstone Mining	14,500	13,607
Cascades	3,168	28,550
CCL Industries	400	78,591
†Celestica	4,724	55,979
Cenovus Energy	5,810	87,843
Cenovus Energy (New York Shares)	1,897	28,702
Centerra Gold	7,827	36,668
†CGI Group Class A	1,196	57,444
†China Gold International Resources	7,800	11,503
CI Financial	3,400	73,108
Cineplex	1,100	41,963
Cogeco	200	8,449
Cogeco Communications	600	29,601
Colliers International Group	100	3,686
Colliers International Group (New York Shares)	599	22,013
Computer Modelling Group	1,300	8,821
Constellation Software	100	45,441
Corus Entertainment Class B	4,000	37,538
Cott	3,200	36,227
Cott (New York Shares)	1,710	19,374
Crescent Point Energy	2,503	34,016
Crescent Point Energy (Toronto Shares)	3,657	49,708
†Crew Energy	5,725	32,022
†Delphi Energy	4,020	5,060
†Detour Gold	3,495	47,610
DH	1,558	25,854
DHX Media	2,100	11,027
Dollarama	800	58,618
Dominion Diamond	2,600	25,168
Dorel Industries Class B	1,100	31,788
†Dundee Precious Metals	1,500	2,514
ECN Capital	8,700	21,383
†Eldorado Gold	22,666	72,928
Element Financial	9,900	91,874
Emera	109	3,685
Empire Class A	4,361	51,059
Enbridge	1,615	67,961
Enbridge (New York Shares)	797	33,570

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Enbridge Income Fund Holdings	3,300	$85,459
Encana	7,474	87,745
†Endeavour Mining	2,394	35,768
Enercare	2,770	36,805
Enerflex	2,000	25,398
Enerplus	2,100	19,926
Enghouse Systems	500	20,832
Ensign Energy Services	3,200	22,356
Equitable Group	556	25,037
Exchange Income	808	25,125
Exco Technologies	2,400	19,269
Extendicare	1,700	12,510
Fairfax Financial Holdings	400	193,200
Finning International	4,800	93,987
First Capital Realty	1,200	18,474
†First Majestic Silver	4,128	31,545
First Quantum Minerals	13,864	137,850
FirstService	200	9,495
Fortis	1,700	52,495
†Fortuna Silver Mines	4,027	22,765
Franco-Nevada	199	11,892
Gamehost	1,600	13,323
Genworth MI Canada	1,500	37,605
George Weston	500	42,301
Gibson Energy	2,800	39,581
Gildan Activewear	1,000	25,390
Gildan Activewear (New York Shares)	499	12,660
Gluskin Sheff + Associates	900	11,690
GMP Capital	3,200	10,511
Goldcorp	3,033	41,249
Goldcorp (Toronto Shares)	2,207	30,048
†Gran Tierra Energy	11,500	34,775
Granite Oil	867	3,802
†Great Canadian Gaming	1,654	30,773
Great-West Lifeco	1,769	46,338
†Heroux-Devtek	1,187	12,996
High Liner Foods	600	8,915
Home Capital Group	2,212	51,632
Horizon North Logistics	5,000	7,299
Hudbay Minerals	8,499	48,615
Hudbay Minerals (New York Shares)	2,400	13,680
Hudson’s Bay	2,000	19,648
†Husky Energy	4,784	58,043
†IAMGOLD	17,700	68,419
IGM Financial	1,300	36,987
†IMAX	200	6,280
Imperial Oil	900	31,310
Imperial Oil (New York Shares)	898	31,214
Industrial Alliance Insurance & Financial Services	3,223	128,161
Innergex Renewable Energy	1,751	18,297
Intact Financial	500	35,787

LVIP Dimensional International Core Equity Fund–9

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Inter Pipeline	2,300	$50,774
†Interfor	2,800	31,344
†Intertain Group	1,380	9,641
Intertape Polymer Group	1,327	24,887
†Ithaca Energy	13,900	17,496
Jean Coutu Group Class A	1,000	15,581
Just Energy Group	1,946	10,638
Just Energy Group (New York Shares)	2,000	10,920
Keyera	2,500	75,336
†Kinross Gold	41,359	129,069
†Kirkland Lake Gold	2,100	10,980
†Klondex Mines	6,555	30,513
Laurentian Bank of Canada	1,387	59,637
Leon’s Furniture	369	4,969
Linamar	1,700	73,044
Loblaw	733	38,674
Lucara Diamond	8,031	18,184
†Lundin Mining	20,300	96,764
MacDonald Dettwiler & Associates	565	28,148
Magellan Aerospace	1,000	13,391
Magna International	1,300	56,448
Magna International (New York Shares)	2,697	117,050
†Major Drilling Group International	3,266	17,076
Mandalay Resources	14,708	8,764
Manitoba Telecom Services	1,900	53,718
Manulife Financial	3,300	58,806
Manulife Financial (Toronto Shares)	9,853	175,463
Maple Leaf Foods	2,122	44,442
Martinrea International	4,000	25,591
Medical Facilities	2,453	32,100
†MEG Energy	5,238	36,008
Methanex	200	8,772
Methanex (New York Shares)	1,787	78,271
Metro (Toronto Shares) Class A	1,500	44,867
†Mitel Networks	1,819	12,356
Morguard	200	26,202
Morneau Shepell	2,000	28,585
MTY Food Group	600	22,594
Mullen Group	3,600	53,169
National Bank of Canada	6,600	268,051
Nevsun Resources	13,699	42,342
New Flyer Industries	1,600	48,668
†New Gold	19,577	68,676
†New Gold (New York Shares)	2,694	9,429
Norbord	600	15,154
North West	800	16,397
Northland Power	2,146	37,241
†NuVista Energy	4,200	21,709
OceanaGold	22,400	65,232
Onex	600	40,836
Open Text	798	49,324

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Osisko Gold Royalties	3,300	$32,173
†Painted Pony Petroleum	4,000	27,468
Pan American Silver	919	13,860
Pan American Silver (New York Shares)	2,800	42,196
†Paramount Resources Class A	1,500	20,188
†Parex Resources	2,387	30,045
Parkland Fuel	1,700	35,617
Pason Systems	1,300	19,016
Pembina Pipeline	900	28,126
Pembina Pipeline (New York Shares)	499	15,629
†Pengrowth Energy	23,764	34,160
†Penn West Petroleum	20,800	36,715
Peyto Exploration & Development	1,900	46,996
PHX Energy Services	2,800	8,571
Potash Corp. of Saskatchewan	800	14,473
Potash Corp. of Saskatchewan (New York Shares)	8,372	151,449
PrairieSky Royalty	228	5,422
†Precision Drilling	7,507	40,927
†Precision Drilling (New York Shares)	2,600	14,170
Premium Brands Holdings	800	41,089
Quebecor Class B	1,000	27,796
†Raging River Exploration	3,267	25,695
Restaurant Brands International	569	27,101
Richelieu Hardware	900	17,133
†Richmont Mines	4,400	28,576
Ritchie Bros Auctioneers	1,492	50,728
Rogers Communications Class B	500	19,286
Rogers Communications (New York Shares) Class B	500	19,290
Rogers Sugar	3,400	17,245
Royal Bank of Canada	5,563	376,671
Russel Metals	1,000	19,052
†Sandstorm Gold	8,400	32,971
Sandvine	5,400	11,302
Saputo	2,500	88,463
Secure Energy Services	3,500	30,525
†SEMAFO	13,600	44,771
†Seven Generations Energy Class A	700	16,324
Shaw Communications Class B	4,180	83,851
ShawCor	1,261	33,660
†Sherritt International	9,600	9,510
Sienna Senior Living	700	8,498
†Sierra Wireless	900	14,090
†Sierra Wireless (New York Shares)	507	7,960
†Silver Standard Resources	7,663	68,541
Silver Wheaton	770	14,876
Silver Wheaton (New York Shares)	700	13,524
SNC-Lavalin Group	2,800	120,517
†Spartan Energy	10,900	27,034
Stantec	1,534	38,733

LVIP Dimensional International Core Equity Fund–10

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Stella-Jones	900	$29,212
Student Transportation	3,000	16,780
Student Transportation (New York Shares)	1,945	10,873
Sun Life Financial	1,700	65,270
Sun Life Financial (New York Shares)	3,173	121,875
Suncor Energy	15,892	519,617
Suncor Energy (New York Shares)	509	16,639
†SunOpta	4,163	29,349
Superior Plus	4,300	40,833
Surge Energy	7,100	17,503
Tahoe Resources	3,572	33,658
Tahoe Resources (New York Shares)	4,400	41,448
Teck Resources Class B	2,115	42,327
Teck Resources (New York Shares) Class B	3,297	66,039
†Teranga Gold	14,800	9,039
TFI International	4,100	106,542
Thomson Reuters	700	30,635
Thomson Reuters (New York Shares)	300	13,134
TMX Group	1,318	70,207
TORC Oil & Gas	3,334	20,536
Toromont Industries	1,400	44,159
Toronto-Dominion Bank	6,100	300,854
Toronto-Dominion Bank (New York Shares)	3,732	184,137
Torstar Class B	2,100	2,987
Total Energy Services	1,899	20,621
†Tourmaline Oil	3,700	98,959
TransAlta	9,588	52,734
TransAlta Renewables	2,064	22,044
TransCanada	2,495	112,649
Transcontinental Class A	2,000	33,054
†Trican Well Service	7,600	26,038
Trinidad Drilling	8,700	21,642
†Turquoise Hill Resources	24,641	79,099
Uni-Select	1,700	37,339
†Valeant Pharmaceuticals International	5,897	85,624
Valener	700	10,928
Veresen	10,459	102,125
Vermilion Energy	800	33,659
Wajax	700	12,022
West Fraser Timber	3,000	107,273
Western Forest Products	15,500	21,819
Westjet Airlines	1,300	22,308
Westshore Terminals Investment	1,600	30,852
Whitecap Resources	12,700	115,020
Wi-LAN	7,500	12,233
Winpak	400	13,531
WSP Global	2,488	82,813
Yamana Gold	23,603	66,274

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
†Yellow Pages	600	$7,905

		14,095,915

☐China–0.02%
K Wah International Holdings	36,000	16,713
†Lifestyle China Group	28,500	6,799

		23,512

Denmark–1.76%
Alm Brand	1,568	11,989
Ambu Class B	636	25,530
AP Moller - Maersk Class A	17	25,684
AP Moller - Maersk Class B	33	52,660
†Bang & Olufsen	1,372	15,541
†Bavarian Nordic	713	25,138
Carlsberg Class B	893	77,067
Chr Hansen Holding	930	51,501
Coloplast Class B	99	6,677
†D/S Norden	1,234	19,307
Danske Bank	3,284	99,601
Dfds	1,405	64,177
DSV	5,018	223,243
FLSmidth	1,170	48,539
†Genmab	580	96,331
GN Store Nord	3,334	69,064
†H Lundbeck	1,462	59,474
IC Group	491	10,289
ISS	2,486	83,917
Jyske Bank	2,265	107,982
Matas	1,226	16,752
NKT Holding	1,030	72,760
Nordjyske Bank	540	8,028
Novo Nordisk Class B	12,030	433,847
Novo Nordisk ADR	2,700	96,822
Novozymes Class B	2,145	73,955
Pandora	1,322	172,960
Per Aarsleff Holding Class B	810	20,185
Ringkjoebing Landbobank	235	48,680
Rockwool International Class B	226	39,872
Royal Unibrew	1,093	42,188
Schouw & Co.	547	40,739
SimCorp	1,167	56,875
Solar Class B	133	6,798
Spar Nord Bank	2,717	31,161
Sydbank	2,039	63,285
†TDC	24,432	125,438
†Topdanmark	1,484	37,675
Tryg	1,809	32,709
Vestas Wind Systems	1,536	99,826
†William Demant Holding	2,645	45,990

		2,740,256

LVIP Dimensional International Core Equity Fund–11

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Finland–2.12%
Ahlstrom	608	$9,677
Aktia Bank Oyj	1,025	10,498
Amer Sports Class A	5,961	158,628
Cargotec Class B	848	38,286
Caverion	1,725	14,381
†Citycon	10,113	24,889
Cramo	1,559	39,041
Elisa	1,673	54,470
Fiskars	1,151	21,324
Fortum	3,569	54,738
Huhtamaki	6,263	232,592
Kemira	3,334	42,571
Kesko Class A	640	29,542
Kesko Class B	5,120	255,897
Kone Class B	2,104	94,283
Konecranes	1,835	65,250
Lassila & Tikanoja	992	20,049
Lemminkainen	505	10,844
Metsa Board	12,062	86,277
Metso	3,349	95,536
Neste	6,313	242,556
Nokia	19,400	93,693
Nokian Renkaat	1,705	63,571
Olvi Class A	439	12,939
Oriola-KD Class B	5,656	25,661
Orion Class A	901	40,195
Orion Class B	1,511	67,265
†Outokumpu	9,356	83,762
†Outotec	4,443	23,347
PKC Group	592	9,852
Raisio	7,392	27,779
Ramirent	2,803	21,805
Sampo Class A	1,322	59,268
Sanoma	4,161	36,114
†Stockmann Class B	1,585	11,779
Stora Enso Class R	17,391	186,911
Technopolis	5,160	17,001
Tieto	1,776	48,458
Tikkurila	1,661	32,888
UPM-Kymmene	25,857	635,277
Uponor	1,300	22,593
Vaisala Class A	415	14,722
Valmet	3,035	44,663
Wartsila	2,037	91,516
YIT	4,487	35,849

		3,308,237

France–7.16%
Accor	3,271	121,993
Aeroports de Paris	216	23,147
†Air France-KLM	2,170	11,819
Air Liquide	1,431	159,145

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Airbus	1,379	$91,219
Akka Technologies	602	21,945
Albioma	1,323	23,035
†Alstom	2,777	76,515
Alten	826	58,012
†Altran Technologies	4,400	64,287
Arkema	2,120	207,407
Assystem	625	17,415
Atos	1,592	168,001
AXA	8,478	214,051
BioMerieux	214	31,965
BNP Paribas	7,348	468,346
Boiron	217	19,227
Bollore	9,488	33,458
Bonduelle	350	9,214
Bourbon	1,171	15,100
Bouygues	3,777	135,358
Bureau Veritas	2,471	47,886
Capgemini	568	47,922
Carrefour	10,001	240,976
Casino Guichard Perrachon	1,613	77,408
†CGG	750	10,824
Chargeurs	1,133	19,035
Christian Dior	229	48,031
Cie de Saint-Gobain	4,275	199,151
Cie des Alpes	539	10,723
Cie Generale des Etablissements Michelin	3,306	367,842
CNP Assurances	2,658	49,244
†Coface	2,535	16,545
Credit Agricole	5,721	70,942
Danone	1,243	78,768
Dassault Systemes	720	54,865
Derichebourg	4,013	17,746
Devoteam	373	22,577
Edenred	3,913	77,582
Eiffage	1,061	73,992
Electricite de France	6,707	68,342
#Elior Participations 144A	2,525	57,730
Elis	147	2,623
Engie	10,006	127,658
†Eramet	180	10,751
Essilor International	545	61,586
†Etablissements Maurel et Prom	4,634	20,585
Euler Hermes Group	379	33,313
Eurofins Scientific	92	39,222
#Euronext 144A	1,225	50,555
Eutelsat Communications	5,367	103,924
Faiveley Transport	309	32,572
Faurecia	2,318	89,879
Gaztransport Et Technigaz	801	34,650
GL Events	693	12,401

LVIP Dimensional International Core Equity Fund–12

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Groupe Crit	166	$11,882
Groupe Eurotunnel	4,235	40,273
†Groupe Fnac	298	20,148
Guerbet	218	16,337
Havas	4,643	39,100
Hermes International	73	29,969
Iliad	164	31,532
Imerys	235	17,828
Ingenico Group	451	36,019
Interparfums	513	14,785
Ipsen	355	25,673
IPSOS	1,469	46,151
Jacquet Metal Service	688	14,347
JCDecaux	423	12,436
Kering	54	12,125
Korian	775	22,712
Lagardere	5,677	157,734
Le Noble Age	292	10,866
Lectra	805	15,270
Legrand	1,419	80,586
Linedata Services	218	10,733
LISI	866	27,940
L’Oreal	414	75,567
LVMH Moet Hennessy Louis Vuitton	1,061	202,599
Manitou BF	108	2,126
Mersen	554	11,850
Metropole Television	954	17,745
MGI Coutier	593	17,784
Natixis	8,774	49,505
†Naturex	119	10,648
Neopost	1,272	39,794
†Nexans	888	45,999
†Nexity	866	40,530
†Nicox	1	7
Oeneo	1,987	16,566
Orange	17,354	263,694
Orange ADR	1,900	28,766
Orpea	769	62,136
Pernod Ricard	384	41,614
†Peugeot	13,103	213,721
Plastic Omnium	1,106	35,311
Plastivaloire	178	26,380
Publicis Groupe	1,397	96,395
Rallye	599	11,615
Remy Cointreau	183	15,607
Renault	2,503	222,666
Rexel	10,197	167,824
Rothschild & Co.	861	23,293
Rubis	669	55,162
Safran	1,748	125,895
Sanofi	6,744	545,919
Sartorius Stedim Biotech	594	37,498

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Savencia	172	$12,113
Schneider Electric	1,436	99,932
SCOR	3,980	137,543
SEB	610	82,673
†Sequana	2,004	3,565
SES FDR	4,059	89,406
†SFR Group	770	21,747
Societe BIC	290	39,425
Societe Generale	4,774	234,910
Sodexo	581	66,786
†Solocal Group	892	2,896
Somfy	32	13,056
Sopra Steria Group	327	37,124
SPIE	1,479	31,161
Stef	120	10,084
STMicroelectronics	13,472	152,804
STMicroelectronics New York Shares	1,700	19,295
Suez	2,249	33,179
Synergie	481	17,721
Tarkett	680	24,402
Technicolor	4,240	22,941
Technip	3,085	220,208
Teleperformance	2,918	292,727
Television Francaise 1	2,522	25,090
Thales	671	65,074
Thermador Groupe	42	3,692
TOTAL	13,176	675,733
TOTAL ADR	6,199	315,963
Trigano	425	33,253
†Ubisoft Entertainment	6,574	233,900
Valeo	2,853	164,005
†Vallourec	13,488	92,998
Veolia Environnement	1,881	32,027
Vicat	637	38,663
Vilmorin & Cie	152	9,573
Vinci	2,000	136,213
†Virbac	66	11,616
Vivendi	9,051	172,020
#†Worldline 144A	650	18,323
Zodiac Aerospace	1,964	45,100

		11,186,112

Germany–6.88%
Aareal Bank	2,331	87,758
adidas	657	103,842
†ADVA Optical Networking	937	7,613
†AIXTRON	2,094	6,831
Allianz	2,157	356,479
Amadeus Fire	168	12,984
Aurubis	1,294	74,645
Axel Springer	1,300	63,126
BASF	8,719	810,514

LVIP Dimensional International Core Equity Fund–13

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
BASF ADR	500	$46,285
Bauer	208	2,496
Bayer	1,941	202,542
Bayer ADR	245	25,549
Bayerische Motoren Werke	4,325	404,053
BayWa	299	9,691
Bechtle	283	29,438
Beiersdorf	317	26,895
Bertrandt	246	25,035
†Bilfinger	1,115	42,928
Borussia Dortmund & Co.	3,145	17,417
Brenntag	1,493	82,981
CANCOM	412	19,523
Cewe Stiftung & Co.	267	23,769
Commerzbank	22,318	170,231
CompuGroup Medical	449	18,407
Continental	508	98,233
#Covestro 144A	288	19,760
CTS Eventim & Co.	809	25,505
Daimler	11,332	843,593
†Deutsche Bank	9,779	177,569
†Deutsche Bank (New York Shares)	1,780	32,218
†Deutsche Boerse	819	66,849
Deutsche Lufthansa	8,766	113,222
#Deutsche Pfandbriefbank 144A	1,328	12,749
Deutsche Post	3,394	111,593
Deutsche Telekom	26,256	452,026
Deutsche Telekom ADR	4,300	73,530
Deutsche Wohnen	6,765	212,496
Deutz	5,128	28,852
†Dialog Semiconductor	2,460	104,008
DIC Asset	876	8,391
Diebold Nixdorf	1	24
Drillisch	387	16,660
Duerr	907	72,895
E.ON	43,082	303,847
Elmos Semiconductor	625	9,362
ElringKlinger	678	11,330
Evonik Industries	1,444	43,138
Fielmann	516	34,084
Fraport Frankfurt Airport Services Worldwide	733	43,340
Freenet	3,140	88,450
Fresenius & Co.	1,630	127,417
Fresenius Medical Care & Co.	1,495	126,605
FUCHS PETROLUB	814	31,661
GEA Group	1,147	46,159
Gerresheimer	1,004	74,636
Gerry Weber International	1,052	12,170
Gesco	261	6,179
GFK	423	19,318
GFT Technologies	786	16,957

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
Grammer	483	$24,176
†H&R & Co.	1,260	19,835
Hamburger Hafen und Logistik	1,312	24,445
Hannover Rueck	427	46,207
HeidelbergCement	1,435	133,880
†Heidelberger Druckmaschinen	6,414	17,102
Hella Hueck & Co.	921	34,751
Henkel & Co.	129	13,441
HOCHTIEF	246	34,454
Hornbach Baumarkt	449	13,078
HUGO BOSS	1,234	75,509
Indus Holding	759	41,258
Infineon Technologies	5,788	100,591
Infineon Technologies ADR	3,600	62,208
Jenoptik	1,125	19,451
K+S	6,290	150,234
KION Group	2,068	115,070
†Kloeckner & Co.	4,278	53,634
†Koenig & Bauer	498	22,410
Krones	238	21,771
†KUKA	465	56,217
KWS Saat	66	19,592
LANXESS	2,917	191,451
†LEG Immobilien	965	74,967
Leoni	1,109	39,510
Linde	1,759	289,037
MAN	153	15,192
Merck	528	55,107
METRO	5,221	173,588
MLP	2,356	10,354
MTU Aero Engines	1,455	168,170
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	782	147,883
Nemetschek	370	21,523
†Nordex	1,096	23,524
Norma Group	500	21,342
OSRAM Licht	2,600	136,366
†PATRIZIA Immobilien	1,383	22,980
Pfeiffer Vacuum Technology	182	17,016
ProSiebenSat.1 Media	1,098	42,314
Puma	53	13,928
†QIAGEN	787	22,103
QSC	4,933	9,944
Rational	63	28,118
Rheinmetall	1,158	77,892
RHOEN-KLINIKUM	858	23,175
RIB Software	1,099	14,409
RTL Group	239	17,543
†RWE	17,112	212,823
SAF-Holland	1,626	23,338
Salzgitter	1,649	58,237
SAP	1,351	117,767

LVIP Dimensional International Core Equity Fund–14

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
Schaltbau Holding	392	$12,693
SHW	537	18,465
Siemens	2,682	329,751
Sixt	410	21,989
Software	1,165	42,290
†Stabilus	228	12,250
STADA Arzneimittel	2,081	107,743
Stroeer & Co.	471	20,677
Suedzucker	4,652	111,111
Symrise	1,322	80,476
TAG Immobilien	2,870	37,945
Takkt	1,454	32,922
Talanx	1,297	43,375
Telefonica Deutschland Holding	4,553	19,506
thyssenkrupp	2,218	52,859
TLG Immobilien	545	10,269
†Tom Tailor Holding	912	4,973
†Uniper	5,182	71,543
United Internet	1,020	39,829
VERBIO Vereinigte BioEnergie	2,083	15,897
Volkswagen	558	80,324
Vonovia	2,221	72,254
†Vossloh	250	15,687
VTG	245	7,326
Wacker Chemie	801	83,348
Wacker Neuson	967	15,691
Washtec	578	30,117
Wirecard	439	18,896
XING	87	16,068
#†Zalando 144A	276	10,543

		10,741,590

∎Hong Kong–2.88%
AIA Group	55,400	312,560
Allied Group	4,000	20,375
Allied Properties	50,000	11,155
APT Satellite Holdings	27,500	13,228
Asia Financial Holdings	24,000	11,513
†Asia Satellite Telecommunications Holdings	6,500	8,097
ASM Pacific Technology	3,100	32,841
Bank of East Asia	13,400	51,322
BOC Hong Kong Holdings	31,000	110,936
Bright Smart Securities & Commodities Group	48,000	15,784
†Brightoil Petroleum Holdings	76,000	21,562
†Burwill Holdings	208,000	6,706
Cafe de Coral Holdings	6,000	19,460
Cathay Pacific Airways	50,000	65,768
Century City International Holdings	124,000	8,635
Cheung Kong Infrastructure Holdings	4,000	31,827
Cheung Kong Property Holdings	3,680	22,565

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
∎Hong Kong (continued)
†China Energy Development Holdings	586,000	$6,574
Chinese Estates Holdings	7,500	13,038
Chow Sang Sang Holdings International	15,000	27,855
Chow Tai Fook Jewellery Group	10,600	8,106
CITIC Telecom International Holdings	95,000	28,545
CK Hutchison Holdings	26,180	296,760
CK Life Sciences International Holdings	84,000	7,474
CLP Holdings	4,000	36,753
†Convoy Financial Holdings	120,000	3,575
CW Group Holdings	24,000	4,735
Dah Sing Banking Group	19,600	36,043
Dah Sing Financial Holdings	6,400	43,288
†Dragonite International	24,000	5,231
Emperor Capital Group	72,000	6,499
Emperor Entertainment Hotel	45,000	10,620
Emperor International Holdings	44,000	9,986
†Emperor Watch & Jewellery	270,000	9,749
†Esprit Holdings	62,800	49,320
Far East Consortium International	64,000	27,318
FIH Mobile	68,000	21,484
First Pacific	62,000	43,335
First Shanghai Investments	16,000	2,435
Galaxy Entertainment Group	10,000	43,588
Get Nice Financial Group	4,800	588
Get Nice Holdings	192,000	6,561
Giordano International	64,000	34,581
†Global Brands Group Holding	140,000	18,596
Great Eagle Holdings	1,000	4,765
G-Resources Group	1,176,000	21,535
Guoco Group	2,000	22,052
Guotai Junan International Holdings	90,000	27,739
Haitong International Securities Group	40,226	23,084
Hang Lung Group	24,000	83,564
Hang Lung Properties	21,000	44,521
Hang Seng Bank	6,400	119,095
Hanison Construction Holdings	16,639	3,004
†Hao Tian Development Group	138,600	5,183
Henderson Land Development	9,150	48,673
#HK Electric Investments 144A	12,000	9,904
†HKR International	45,600	20,934
HKT Trust & HKT	46,000	56,414
Hong Kong & China Gas	12,600	22,326
Hong Kong Aircraft Engineering	1,200	8,016
Hong Kong Exchanges & Clearing	2,600	61,425
Hongkong & Shanghai Hotels	34,000	37,707
Hongkong Chinese	48,000	8,418
Hopewell Holdings	11,500	39,745
Hutchison Telecommunications Hong Kong Holdings	74,000	23,857
Hysan Development	8,000	33,065

LVIP Dimensional International Core Equity Fund–15

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
∎Hong Kong (continued)
IT	32,000	$12,793
Johnson Electric Holdings	9,000	23,793
Kerry Logistics Network	28,500	35,944
Kerry Properties	16,000	43,433
Kingston Financial Group	128,000	55,297
†Kong Sun Holdings	175,000	7,673
Kowloon Development	15,000	14,218
Lai Sun Development	420,000	7,908
Lai Sun Garment International	71,000	14,833
Li & Fung	200,000	87,949
Lifestyle International Holdings	28,500	36,753
Liu Chong Hing Investment	12,000	16,063
L’Occitane International	4,750	8,992
Luk Fook Holdings International	22,000	57,450
Man Wah Holdings	24,800	16,790
†Mason Financial Holdings	260,000	6,203
Melco Crown Entertainment ADR	600	9,540
Melco International Development	22,000	29,903
MGM China Holdings	20,400	42,302
†Midland Holdings	30,000	7,660
†Midland IC & I	150,000	870
Miramar Hotel & Investment	10,000	20,968
MTR	7,000	34,032
NagaCorp	106,000	61,239
New World Development	96,604	102,154
NewOcean Energy Holdings	62,000	16,470
NWS Holdings	34,185	55,722
Orient Overseas International	9,000	37,314
†=Pacific Andes International Holdings	338,000	6,364
†Pacific Basin Shipping	119,000	19,182
Pacific Textiles Holdings	12,000	13,030
PCCW	98,000	53,079
Pico Far East Holdings	58,000	17,801
Playmates Holdings	6,000	7,861
Polytec Asset Holdings	85,000	5,700
Power Assets Holdings	4,000	35,257
PRADA	4,700	15,940
Public Financial Holdings	24,000	10,832
Regal Hotels International Holdings	18,000	9,888
Samsonite International	18,300	52,272
Sands China	6,800	29,552
SEA Holdings	4,000	9,594
Shangri-La Asia	32,000	33,756
Shenwan Hongyuan	20,000	8,718
†Shun Tak Holdings	36,000	12,442
†Singamas Container Holdings	72,000	7,799
Sino Land	32,000	47,952
SITC International Holdings	29,000	17,652
Sitoy Group Holdings	26,000	6,773
SJM Holdings	59,000	46,260
SmarTone Telecommunications Holdings	14,500	19,484

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
∎Hong Kong (continued)
Stella International Holdings	14,000	$22,568
Sun Hung Kai & Co.	29,000	17,951
Sun Hung Kai Properties	7,000	88,465
Swire Pacific	10,000	17,203
Swire Pacific Class A	5,000	47,746
Tao Heung Holdings	2,000	500
Techtronic Industries	7,500	26,888
Television Broadcasts	9,800	32,226
Texwinca Holdings	36,000	23,537
Transport International Holdings	6,400	18,240
Tsui Wah Holdings	20,000	3,353
†United Laboratories International Holdings	36,000	24,512
Value Partners Group	14,000	11,121
Varitronix International	21,000	8,774
Victory City International Holdings	87,604	2,881
Vitasoy International Holdings	20,000	40,183
VST Holdings	32,000	11,224
VTech Holdings	3,000	40,119
#WH Group 144A	109,000	88,133
Wharf Holdings	13,000	86,421
Wheelock & Co.	13,000	73,177
Wing On International	3,000	9,227
Wing Tai Properties	16,000	9,656
Wynn Macau	17,200	27,371
†Xinyi Glass Holdings	48,000	39,244
Yue Yuen Industrial Holdings	20,500	74,418

		4,488,589

Ireland–0.69%
†Bank of Ireland	554,062	136,477
C&C Group	10,133	41,066
CRH ADR	7,167	246,401
Glanbia	3,258	54,118
Irish Continental Group	3,656	17,318
Kerry Group Class A	693	49,532
Kingspan Group	4,667	126,748
Paddy Power Betfair	643	69,512
Paddy Power Betfair (SIGMA X MTF)	1,536	164,112
Smurfit Kappa Group	7,455	171,036

		1,076,320

Israel–0.65%
†Airport City	1,223	12,185
Amot Investments	1,281	5,434
Azrieli Group	365	15,834
Bank Hapoalim	12,588	74,867
†Bank Leumi Le-Israel	15,711	64,687
Bezeq The Israeli Telecommunication	18,168	34,524
Brack Capital Properties	74	6,645
†Cellcom Israel	2,790	22,453
†Clal Insurance Enterprises Holdings	812	10,399

LVIP Dimensional International Core Equity Fund–16

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Israel (continued)
Delek Group	57	$12,180
Delta-Galil Industries	368	10,671
El Al Israel Airlines	17,349	11,498
Elbit Systems	270	27,336
Elbit Systems (New York Shares)	192	19,526
Electra	116	18,607
First International Bank Of Israel	1,446	21,209
Formula Systems 1985	272	11,072
Frutarom Industries	1,025	52,447
Harel Insurance Investments & Financial Services	4,108	18,876
Israel Chemicals	6,492	26,628
†Israel Discount Bank Class A	13,543	28,158
†Jerusalem Oil Exploration	498	21,280
†Kamada	634	3,470
Matrix IT	1,514	12,082
Melisron	262	11,155
†Migdal Insurance & Financial Holding	13,553	11,083
Mizrahi Tefahot Bank	4,283	62,654
†Naphtha Israel Petroleum	2,641	17,031
Nice ADR	489	33,624
†Oil Refineries	40,638	14,295
†Partner Communications	2,962	14,202
Paz Oil	225	33,002
Shikun & Binui	16,387	31,353
Shufersal	5,699	21,290
Strauss Group	436	6,898
Teva Pharmaceutical Industries ADR	5,149	186,651
Tower Semiconductor	1,696	32,275

		1,017,581

Italy–2.55%
A2A	43,167	55,891
ACEA	861	10,468
Amplifon	2,061	19,634
#Anima Holding 144A	5,833	31,683
Ansaldo STS	96	1,196
Ascopiave	4,301	12,333
Assicurazioni Generali	17,818	264,836
Astaldi	1,991	11,317
Atlantia	2,932	68,703
Autogrill	2,409	21,770
Azimut Holding	1,440	24,041
†Banca Carige	7,846	2,626
Banca Generali	1,077	25,690
Banca IFIS	715	19,569
Banca Mediolanum	4,999	35,941
†=Banca Monte Dei Paschi Di Siena	99	1,546
Banca Popolare di Milano	42,864	16,167
Banca Popolare di Sondrio	11,398	37,530
Banco Popolare	41,123	99,216
BPER Banca	17,783	94,720

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Italy (continued)
Brembo	539	$32,624
Buzzi Unicem	1,906	45,163
Cairo Communication	307	1,229
Cementir Holding	2,477	10,956
Cerved Information Solutions	3,768	31,295
CIR-Compagnie Industriali Riunite	21,107	22,951
CNH Industrial	14,972	130,259
Credito Emiliano	2,363	14,203
Credito Valtellinese	15,151	5,941
Danieli & C Officine Meccaniche	586	11,911
Datalogic	1,125	22,133
Davide Campari-Milano	5,578	54,548
De’ Longhi	2,087	49,606
DiaSorin	536	31,737
†Ei Towers	438	23,606
El.En	460	11,365
Enel	59,261	261,252
Eni	10,788	175,677
ERG	2,382	25,576
Esprinet	1,533	11,425
Ferrari	2,515	146,402
†Fiat Chrysler Automobiles	25,152	229,417
FinecoBank Banca Fineco	3,229	18,117
Geox	789	1,835
Hera	10,732	24,763
Industria Macchine Automatiche	275	16,674
#Infrastrutture Wireless Italiane 144A	3,449	15,982
Interpump Group	2,344	38,368
Intesa Sanpaolo	63,077	161,082
Iren	9,672	15,842
†Italgas	1,734	6,823
Italmobiliare	357	16,779
†Leonardo	7,069	99,265
Luxottica Group	774	41,634
MARR	652	11,908
Mediaset	26,891	116,341
Mediobanca	12,090	98,694
Moncler	1,529	26,605
#OVS Spa 144A	2,123	10,682
Parmalat	5,975	18,630
Piaggio & C	5,671	9,468
Prysmian	2,264	58,150
Recordati	1,750	49,590
Reply	121	15,030
†Safilo Group	802	6,720
†Saipem	212,995	119,952
Salini Impregilo	8,251	26,074
Salvatore Ferragamo	950	22,430
Saras	16,581	30,021
Snam	8,671	35,725
Societa Cattolica di Assicurazioni	6,053	35,490

LVIP Dimensional International Core Equity Fund–17

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Italy (continued)
Societa Iniziative Autostradali e Servizi	2,301	$19,619
†Telecom Italia	83,109	73,225
†Telecom Italia ADR	6,900	61,341
Tenaris	1,152	20,579
Terna Rete Elettrica Nazionale	15,845	72,588
Tod’s	380	24,720
UniCredit	69,231	199,243
Unipol Gruppo Finanziario	13,854	49,934
UnipolSai	34,433	73,579
Vittoria Assicurazioni	1,077	11,496
†Yoox Net-A-Porter Group	960	27,224

		3,986,375

Japan–24.18%
77 Bank	8,000	38,605
ABC-Mart	100	5,664
Accordia Golf	900	9,256
Adastria	600	15,555
ADEKA	3,000	40,813
Advantest	800	13,471
Aeon	6,700	94,932
Aeon Delight	200	5,587
Aeon Fantasy	300	8,201
AEON Financial Service	1,800	31,988
Aeon Hokkaido	2,300	11,611
Aeon Mall	1,200	16,880
Ahresty	1,900	21,345
Ai Holdings	400	7,954
Aica Kogyo	800	21,117
Aichi Bank	300	16,941
Aichi Steel	400	16,804
Aida Engineering	2,700	25,620
Ain Holdings	400	26,490
Air Water	4,000	72,214
Aisan Industry	2,000	17,129
Aisin Seiki	7,300	316,672
Ajinomoto	1,800	36,254
†Akebono Brake Industry	7,100	18,407
Alfresa Holdings	1,200	19,857
Alpen	600	10,765
Alpine Electronics	1,000	13,031
Alps Electric	3,300	79,793
Amada Holdings	2,000	22,332
Amano	2,700	47,428
Amiyaki Tei	300	10,011
Amuse	600	9,241
ANA Holdings	10,000	26,935
Anritsu	2,600	14,015
AOKI Holdings	1,100	13,534
Aomori Bank	7,000	23,478
Aoyama Trading	1,200	41,788

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Aozora Bank	7,000	$24,736
Arakawa Chemical Industries	1,000	15,983
Arata	300	6,797
Arcland Sakamoto	1,600	18,604
Arcs	1,200	27,034
Ariake Japan	300	16,068
Arisawa Manufacturing	1,300	7,163
Asahi Diamond Industrial	1,100	8,028
Asahi Glass	10,000	68,107
Asahi Group Holdings	1,400	44,201
Asahi Holdings	1,700	29,542
Asahi Intecc	1,400	56,719
Asahi Kasei	22,000	191,906
Asante	800	11,944
Asia Pile Holdings	1,700	7,767
Asics	2,200	43,953
ASKA Pharmaceutical	300	4,379
ASKUL	400	13,690
Astellas Pharma	3,700	51,396
Atom	1,800	11,089
Autobacs Seven	1,200	18,009
Avex Group Holdings	1,000	14,391
Awa Bank	6,000	36,655
Axial Retailing	700	24,077
Azbil	1,200	33,780
Bandai Namco Holdings	1,300	35,872
Bando Chemical Industries	1,500	13,309
Bank of Iwate	600	24,180
Bank of Kyoto	7,000	51,987
Bank of Nagoya	400	14,220
Bank of Okinawa	680	24,756
Bank of Saga	7,000	17,908
Belc	400	15,452
Benefit One	900	22,324
Benesse Holdings	1,200	33,061
Bic Camera	2,200	20,141
BML	1,000	23,837
Bridgestone	4,100	147,828
Brother Industries	11,500	207,517
Bunka Shutter	2,900	22,381
C Uyemura & Co.	300	13,091
Calbee	600	18,789
Calsonic Kansei	4,000	61,228
Canon	3,900	109,951
Canon Electronics	1,000	15,076
Canon Marketing Japan	1,600	26,914
Capcom	1,300	30,588
Casio Computer	4,000	56,573
Cawachi	200	4,988
Central Glass	9,000	41,968
Central Japan Railway	300	49,360
Central Sports	600	14,323

LVIP Dimensional International Core Equity Fund–18

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Chiba Bank	8,000	$49,078
Chiba Kogyo Bank	3,800	19,248
Chiyoda Integre	500	10,075
Chubu Electric Power	2,700	37,725
Chubu Shiryo	900	7,824
Chudenko	500	11,042
Chugai Ro	3,000	5,775
Chugoku Bank	5,500	78,965
Chugoku Electric Power	1,200	14,077
Chugoku Marine Paints	2,000	14,734
Chukyo Bank	700	14,057
Ci:z Holdings	400	11,260
Citizen Watch	5,600	33,492
CKD	2,700	30,656
Clarion	6,000	21,510
CMIC Holdings	800	10,370
Coca-Cola East Japan	500	11,020
Coca-Cola West Class C	3,100	91,375
cocokara fine	300	11,025
COLOPL	600	5,093
Colowide	1,200	19,950
COMSYS Holdings	2,100	38,469
Concordia Financial Group	24,869	119,712
†COOKPAD	900	8,278
Cosmo Energy Holdings	1,200	16,869
Cosmos Pharmaceutical	100	18,439
Create SD Holdings	400	8,566
Credit Saison	3,100	55,090
CTI Engineering	400	3,566
CyberAgent	1,200	29,652
Dai Nippon Printing	4,000	39,529
Dai Nippon Toryo	10,000	20,278
Daibiru	1,800	15,416
Daicel	5,400	59,602
Dai-Dan	2,000	16,736
Daido Metal	1,300	12,981
Daido Steel	11,000	45,553
Daifuku	1,500	31,996
Daihatsu Diesel Manufacturing	2,400	14,621
Daihen	4,000	24,710
Daiho	2,000	9,463
Dai-ichi Life Holdings	5,600	93,242
Daiichi Sankyo	2,000	40,924
Dai-ichi Seiko Class C	300	3,375
Daiichikosho	500	19,765
Daiken	800	14,142
Daikin Industries	800	73,480
†Daikokuya Holdings	11,000	8,188
Daikyo	7,000	14,015
Daikyonishikawa	900	11,566
Dainichiseika Color & Chemicals Manufacturing	3,000	16,171

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Daio Paper	4,000	$42,336
Daisan Bank	300	4,669
Daiseki	500	10,250
Daishi Bank	10,000	44,920
Daito Pharmaceutical	600	11,571
Daito Trust Construction	400	60,167
Daiwa House Industry	2,700	73,833
Daiwa Securities Group	16,000	98,608
Daiwabo Holdings	4,000	9,788
DCM Holdings	2,200	19,539
DeNA	1,200	26,223
Denka	12,000	52,980
Denso	4,200	181,943
Dentsu	900	42,353
Denyo	900	12,198
Descente	1,100	12,668
†Dexerials	200	1,901
DIC	2,400	72,898
Digital Garage	600	10,375
Dip	600	12,413
Disco	300	36,347
DMG Mori	3,900	47,317
Don Quijote Holdings	600	22,203
Doshisha	900	16,171
Doutor Nichires Holdings	600	11,043
Dowa Holdings	7,000	53,544
DTS	1,100	23,435
Eagle Industry	1,000	13,288
Earth Chemical	300	12,192
East Japan Railway	700	60,492
Ebara	2,400	68,381
EDION	2,000	18,755
Ehime Bank	1,400	16,507
Eisai	300	17,218
Elecom	1,300	21,812
Electric Power Development	600	13,810
Elematec	100	1,567
Endo Lighting	1,600	11,979
en-japan	400	7,170
Enplas	400	11,807
EPS Holdings	900	10,488
Exedy	1,300	36,595
Ezaki Glico	600	28,133
FamilyMart UNY Holdings	500	33,283
FANUC	400	67,816
Fast Retailing	100	35,790
FCC	700	12,596
Ferrotec	1,100	14,278
FIDEA Holdings	7,000	12,518
Fields	800	9,289
Financial Products Group	1,500	12,950
Foster Electric	700	13,254

LVIP Dimensional International Core Equity Fund–19

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
FP	700	$32,103
Fudo Tetra	4,900	8,595
Fuji Ehime	600	12,526
Fuji Electric	15,000	77,775
Fuji Heavy Industries	1,900	77,577
Fuji Kyuko	2,000	18,516
Fuji Media Holdings	1,300	18,197
†Fuji Oil	800	2,608
Fuji Oil Holdings	1,200	23,574
Fuji Seal International	1,200	25,627
Fuji Soft	1,000	23,718
Fujibo Holdings	300	8,522
FUJIFILM Holdings	1,800	68,304
Fujikura	24,000	130,396
Fujimori Kogyo	900	22,416
Fujisash	13,300	11,380
Fujita Kanko	1,000	3,012
Fujitec	1,500	17,570
Fujitsu	32,000	177,831
Fujitsu Frontech	700	8,792
Fujitsu General	3,000	63,504
Fukui Bank	8,000	20,192
Fukuoka Financial Group	12,000	53,288
Fukushima Industries	700	20,184
Fukuyama Transporting	4,000	22,691
Furukawa	8,000	14,580
Furukawa Electric	2,100	61,450
Fuso Chemical	1,200	25,781
Futaba	700	11,751
Futaba Industrial	1,700	9,935
Future Architect	2,000	12,406
Fuyo General Lease	600	28,697
G-7 Holdings	800	10,972
Gakken Holdings	6,000	16,376
Gecoss	900	8,548
Geo Holdings	1,000	11,653
Giken	800	13,005
Glory	1,200	37,887
GMO internet	1,300	16,618
GMO Payment Gateway	100	4,449
Goldcrest	600	10,796
Gree	3,000	15,837
GS Yuasa	20,000	83,166
G-Tekt	1,000	19,440
Gun-Ei Chemical Industry	400	11,397
†GungHo Online Entertainment	9,800	20,879
Gunma Bank	11,900	65,164
Gunze	3,000	9,985
H2O Retailing	2,800	42,740
Hachijuni Bank	11,200	64,972
Hakuhodo DY Holdings	1,000	12,321
Hamakyorex	1,000	18,584

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Hamamatsu Photonics	400	$10,524
Hankyu Hanshin Holdings	2,500	80,214
Hanwa	5,000	32,727
Happinet	1,100	12,028
Haseko	5,800	59,005
Hazama Ando	5,500	36,282
Heiwa	2,100	48,010
Heiwa Real Estate	700	9,523
Heiwado	1,100	25,995
Hibiya Engineering	900	12,806
Hikari Tsushin	300	27,953
HI-LEX	900	22,701
Hino Motors	3,000	30,545
Hioki EE	100	1,804
Hirose Electric	100	12,398
Hiroshima Bank	11,000	51,388
HIS	1,000	26,310
Hisamitsu Pharmaceutical	200	10,011
Hitachi	96,000	519,119
Hitachi ADR	1,000	54,000
Hitachi Capital	2,100	51,694
Hitachi Chemical	2,100	52,520
Hitachi Construction Machinery	2,500	54,139
Hitachi High-Technologies	300	12,103
Hitachi Koki	2,100	26,449
Hitachi Kokusai Electric	500	10,451
Hitachi Maxell	700	11,955
Hitachi Metals	6,200	84,028
Hitachi Transport System	1,900	38,577
Hitachi Zosen	8,800	46,005
Hochiki	1,300	15,861
Hogy Medical	200	12,338
Hokkaido Electric Power	3,100	24,216
Hokkoku Bank	12,000	42,712
Hokuetsu Bank	500	11,320
Hokuetsu Industries	2,000	13,621
Hokuetsu Kishu Paper	5,000	28,406
Hokuhoku Financial Group	4,100	70,757
Hokuriku Electric Power	2,700	30,263
Hokuto	600	10,827
Honda Motor	7,500	219,144
Honda Motor ADR	4,400	128,436
Horiba	600	27,773
Hoshizaki	200	15,829
Hosokawa Micron	2,000	12,903
House Foods Group	1,200	24,868
Hoya	1,200	50,423
Hulic	1,200	10,668
Hyakugo Bank	7,000	28,449
Hyakujushi Bank	8,000	27,174
Ibiden	2,800	37,685
IBJ Leasing	900	20,114

LVIP Dimensional International Core Equity Fund–20

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Ichibanya	600	$19,149
Ichigo	3,700	13,708
Ichiken	4,000	14,682
Ichinen Holdings	1,200	11,736
Idemitsu Kosan	2,400	63,760
IDOM	3,000	16,530
Ihara Chemical Industry	1,000	9,668
†IHI	51,000	132,655
Iida Group Holdings	1,600	30,350
Iino Kaiun Kaisha	5,000	19,722
Imasen Electric Industrial	600	5,144
Inaba Denki Sangyo	400	13,775
Inabata	800	8,823
Inageya	600	7,598
Information Services International-Dentsu	900	13,799
Intage Holdings	1,000	16,933
Internet Initiative Japan	1,000	15,093
Iriso Electronics	400	22,896
Iseki & Co.	7,000	13,476
Isetan Mitsukoshi Holdings	4,500	48,513
†Ishihara Sangyo Kaisha	1,600	12,567
Isuzu Motors	11,100	140,655
Ito En	800	26,592
ITOCHU	6,700	88,970
Itochu Enex	2,400	18,871
Itochu Techno-Solutions	300	7,803
Itochu-Shokuhin	300	11,217
Itoki	1,700	10,749
Iwatani	5,000	26,610
Iyo Bank	8,700	59,997
Izumi	800	34,498
J Front Retailing	4,900	66,032
J Trust	2,900	29,329
Jaccs	7,000	31,025
Jalux	300	5,149
Jamco	400	8,245
†Janome Sewing Machine	1,000	6,845
Japan Airlines	800	23,375
Japan Airport Terminal	500	18,075
Japan Aviation Electronics Industry	3,000	42,250
†Japan Display	9,800	27,922
Japan Drilling	300	6,263
Japan Exchange Group	2,800	40,009
Japan Pulp & Paper	4,000	12,595
Japan Radio	600	7,187
Japan Securities Finance	4,300	23,436
Japan Steel Works	2,000	35,457
Japan Tobacco	3,100	101,959
Japan Wool Textile	1,400	10,421
JCU	300	14,528
Jeol	3,000	13,091

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
JFE Holdings	4,600	$70,058
Jimoto Holdings	7,400	12,536
Jin	200	9,224
J-Oil Mills	400	13,656
Joshin Denki	2,000	16,941
JSR	3,600	56,768
JTEKT	6,700	107,200
Juki	2,600	23,514
Juroku Bank	10,000	35,080
JVC Kenwood	4,200	11,464
JX Holdings	23,500	99,469
K&O Energy Group	900	14,200
kabu.com Securities	7,000	24,077
Kadokawa Dwango	600	8,671
Kaga Electronics	1,200	19,467
Kagome	500	12,505
Kajima	5,000	34,610
Kakaku.com	2,700	44,679
Kaken Pharmaceutical	300	15,914
Kakiyasu Honten	700	11,571
Kameda Seika	300	13,707
Kamei	1,600	16,346
Kamigumi	4,000	38,126
Kanagawa Chuo Kotsu	2,000	12,475
Kanamoto	900	23,833
Kandenko	2,000	18,053
Kaneka	6,000	48,873
Kanematsu	19,000	32,026
†Kansai Electric Power	3,000	32,804
Kansai Paint	1,000	18,421
Kansai Urban Banking	1,000	12,483
Kanto Denka Kogyo	2,000	18,036
Kao	2,500	118,524
Kasai Kogyo	1,400	16,614
Kato Sangyo	800	18,735
Kato Works	400	10,387
KAWADA TECHNOLOGIES	200	13,553
Kawai Musical Instruments Manufacturing	900	17,804
Kawasaki Heavy Industries	23,000	72,222
Kawasaki Kisen Kaisha	22,000	49,882
KDDI	7,000	177,253
Keihan Holdings	11,000	72,282
Keihin	1,900	33,294
Keikyu	5,000	57,968
Keio	5,000	41,112
Keisei Electric Railway	500	12,137
Keiyo	600	2,875
Keiyo Bank	9,000	40,813
Kewpie	2,200	53,478
Key Coffee	700	13,039
Keyence	100	68,620

LVIP Dimensional International Core Equity Fund–21

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
KFC Holdings Japan	700	$11,470
Kinden	3,700	46,157
Kintetsu Group Holdings	7,000	26,712
Kintetsu World Express	1,000	13,870
Kirin Holdings	3,600	58,570
Kitagawa Iron Works	600	11,705
Kita-Nippon Bank	400	10,678
Kito	700	7,576
Kitz	2,100	11,481
Kiyo Bank	2,000	32,034
Koa	1,100	10,494
Koatsu Gas Kogyo	2,000	12,886
Kobayashi Pharmaceutical	300	12,834
†Kobe Steel	12,300	117,554
Kohnan Shoji	1,200	22,609
Koito Manufacturing	500	26,481
Kokusai	1,000	6,965
Kokuyo	2,500	28,770
Komatsu	4,800	108,732
Komehyo	600	7,079
Komeri	1,100	24,847
Komori	1,800	23,579
Konami Holdings	1,000	40,385
Konica Minolta	8,200	81,456
Konishi	1,200	12,927
Konoike Transport	600	7,890
Kose	200	16,616
Koshidaka Holdings	900	15,278
Kotobuki Spirits	500	11,957
Kourakuen Holdings	500	7,003
K’s Holdings	1,800	31,526
Kubota	2,500	35,690
Kubota ADR	300	21,330
Kumagai Gumi	11,000	28,235
Kura	200	8,411
Kurabo Industries	8,000	15,675
Kuraray	3,300	49,581
Kureha	700	26,323
Kurita Water Industries	2,200	48,452
Kuroda Electric	600	11,864
KYB	7,000	33,959
Kyocera	1,100	54,701
Kyocera ADR	473	23,546
Kyodo Printing	4,000	13,690
Kyoei Steel	1,000	19,055
Kyokuto Kaihatsu Kogyo	1,200	16,130
Kyokuyo	500	11,679
KYORIN Holdings	1,800	38,610
Kyoritsu Maintenance	400	23,307
Kyowa Exeo	800	11,513
Kyowa Hakko Kirin	1,400	19,357
Kyudenko	1,000	26,866

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Kyushu Electric Power	1,800	$19,529
Kyushu Financial Group	6,600	44,781
Lasertec	1,200	23,440
Lawson	400	28,098
Leopalace21	5,400	29,847
Life	200	5,639
Lintec	1,200	26,213
Lion	2,000	32,856
LIXIL Group	2,900	65,853
M3	1,200	30,237
Macnica Fuji Electronics Holdings	900	11,851
Maeda	2,000	17,455
Maeda Kosen	900	9,872
Maeda Road Construction	1,000	16,727
Makino Milling Machine	4,000	31,316
Makita	500	33,497
Mandom	300	12,937
Marubeni	15,300	86,767
Marudai Food	4,000	16,873
Maruha Nichiro	1,700	45,891
Marui Group	2,900	42,356
Maruichi Steel Tube	900	29,301
Marusan Securities	1,100	9,271
Maruzen Showa Unyu	2,000	7,803
Matsui Construction	1,800	16,356
Matsui Securities	1,300	11,201
Matsumotokiyoshi Holdings	400	19,713
Max	1,000	12,218
Mazda Motor	10,300	168,501
MCJ	1,200	11,787
Mebuki Financial	14,590	54,053
Medipal Holdings	3,300	52,038
Megmilk Snow Brand	1,200	33,061
Meidensha	5,000	17,198
MEIJI Holdings	200	15,675
Meisei Industrial	2,100	10,242
Meitec	600	22,973
Michinoku Bank	6,000	11,448
Micronics Japan	1,200	11,890
Mie Bank	600	11,977
Milbon	400	15,144
Minebea	7,500	70,332
Miraca Holdings	1,000	44,920
Mirait Holdings	1,900	17,167
Misawa Homes	1,400	12,518
MISUMI Group	2,600	42,801
Mitani	600	16,428
Mitsuba	2,400	38,954
Mitsubishi	8,100	172,569
Mitsubishi Chemical Holdings	29,800	193,270
Mitsubishi Electric	28,000	390,383
Mitsubishi Estate	3,000	59,743

LVIP Dimensional International Core Equity Fund–22

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi Gas Chemical	6,000	$102,417
Mitsubishi Heavy Industries	40,000	182,280
Mitsubishi Logistics	2,000	28,287
Mitsubishi Materials	3,100	95,221
Mitsubishi Motors	21,200	120,806
Mitsubishi Nichiyu Forklift	3,300	23,915
†Mitsubishi Paper Mills	2,100	13,494
Mitsubishi Shokuhin	500	14,866
Mitsubishi Steel Manufacturing	6,000	11,705
Mitsubishi Tanabe Pharma	1,300	25,505
Mitsubishi UFJ Financial Group	28,400	175,005
Mitsubishi UFJ Financial Group ADR	35,500	218,680
Mitsubishi UFJ Lease & Finance	9,800	50,646
Mitsuboshi Belting	2,000	17,061
Mitsui & Co.	8,000	109,998
Mitsui Chemicals	42,000	188,663
Mitsui Engineering & Shipbuilding	24,000	37,168
Mitsui Fudosan	3,000	69,433
Mitsui Home	3,000	13,091
Mitsui Mining & Smelting	21,000	53,185
Mitsui OSK Lines	25,000	69,305
Mitsui Sugar	200	4,290
Mitsui-Soko Holdings	5,000	14,717
†Mitsumi Electric	4,800	26,367
Miura	1,000	15,196
Miyazaki Bank	5,000	15,444
Mizuho Financial Group	107,400	192,792
Mizuho Financial Group ADR	5,700	20,463
Mizuno	3,000	14,605
Mochida Pharmaceutical	300	20,817
Modec	900	14,385
Monex Group	2,300	6,396
Monogatari	100	3,576
MonotaRO	700	14,314
Morinaga & Co.	600	25,027
Morinaga Milk Industry	5,000	36,021
Morita Holdings	1,100	15,614
MS&AD Insurance Group Holdings	2,600	80,619
Murata Manufacturing	700	93,733
Musashi Seimitsu Industry	800	20,809
Musashino Bank	1,300	37,429
Nabtesco	2,000	46,528
Nachi-Fujikoshi	8,000	34,704
Nagase & Co.	3,300	43,144
Nagatanien Holdings	2,000	23,906
Nagoya Railroad	4,000	19,337
Nakanishi	400	15,470
†Nakayama Steel Works	1,700	10,516
Nankai Electric Railway	6,000	30,443
Nanto Bank	800	30,460
NEC	55,000	145,882
NEC Capital Solutions	700	10,859

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
NEC Networks & System Integration	800	$14,450
NET One Systems	2,200	14,080
Next	1,800	12,198
NGK Insulators	2,000	38,794
NGK Spark Plug	2,700	60,018
NH Foods	4,000	107,979
NHK Spring	7,700	73,393
Nichias	4,000	38,605
Nichiban	3,000	20,791
Nichiha	1,000	24,727
Nichi-iko Pharmaceutical	1,400	20,028
Nichirei	5,500	113,882
Nichireki	2,000	15,760
Nichirin	1,000	15,076
Nidec	300	25,887
Nidec ADR	1,000	21,430
Nifco	600	31,675
Nihon House Holdings	2,600	10,990
Nihon Kohden	1,100	24,348
Nihon M&A Center	1,200	33,369
Nihon Nohyaku	2,400	13,245
Nihon Parkerizing	1,800	21,115
Nihon Unisys	3,000	37,733
Nikkiso	3,300	31,369
Nikkon Holdings	1,500	31,316
Nikon	3,100	48,194
Nippo	3,000	55,983
Nippon Carbide Industries	8,000	10,336
Nippon Carbon	4,000	7,769
Nippon Chemi-Con	6,000	13,091
Nippon Chemiphar	300	13,989
Nippon Coke & Engineering	18,200	16,662
†Nippon Denko	4,300	8,830
Nippon Densetsu Kogyo	1,000	16,000
Nippon Electric Glass	12,000	64,890
Nippon Express	11,000	59,200
Nippon Flour Mills	1,000	13,912
Nippon Gas	1,200	34,498
Nippon Kayaku	3,000	37,040
Nippon Koei	800	17,728
Nippon Light Metal Holdings	22,200	46,917
Nippon Paint Holdings	800	21,801
Nippon Paper Industries	2,400	40,659
Nippon Road	3,000	11,705
†Nippon Sheet Glass	3,900	28,397
Nippon Shinyaku	300	14,785
Nippon Shokubai	900	56,214
Nippon Signal	1,200	10,175
Nippon Soda	4,000	18,789
Nippon Steel & Sumikin Bussan	400	15,470
Nippon Steel & Sumitomo Metal	14,900	332,358
Nippon Suisan Kaisha	10,100	48,566

LVIP Dimensional International Core Equity Fund–23

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Nippon Telegraph & Telephone	1,500	$63,042
Nippon Valqua Industries	800	10,521
Nippon Yakin Kogyo	5,800	9,479
Nippon Yusen	43,000	79,837
Nipro	4,700	51,393
Nishimatsu Construction	5,000	24,214
†Nishi-Nippon Financial Holdings	3,800	39,764
Nishi-Nippon Railroad	5,000	22,845
Nishio Rent All	700	21,502
Nissan Chemical Industries	2,100	70,165
Nissan Motor	25,200	253,455
Nissan Shatai	1,200	11,674
Nissei ASB Machine	400	8,070
Nissei Build Kogyo	3,000	13,630
Nissha Printing	1,200	28,913
Nisshin Oillio Group	4,000	18,413
Nisshin Seifun Group	1,400	21,010
Nisshin Steel	6,000	73,976
Nisshinbo Holdings	4,800	46,326
Nissin	5,000	15,487
Nissin Electric	1,100	12,141
Nissin Kogyo	900	14,238
Nitori Holdings	400	45,724
Nitta	600	16,351
Nittetsu Mining	300	14,195
Nitto Boseki	4,000	15,641
Nitto Denko	1,400	107,436
Nitto Kogyo	1,100	15,012
Nittoc Construction	3,400	13,702
NOF	7,000	67,380
Nohmi Bosai	900	13,283
Nojima	1,000	10,781
NOK	3,400	68,829
Nomura	1,000	14,477
Nomura Holdings	8,500	50,116
Nomura Holdings ADR	8,400	49,560
Nomura Real Estate Holdings	2,700	45,926
Nomura Research Institute	440	13,402
Noritake	700	17,052
Noritz	1,200	20,247
North Pacific Bank	9,700	40,003
NS Solutions	1,100	19,802
NS United Kaiun Kaisha	7,000	11,979
NSD	900	14,146
NSK	12,500	144,813
NTN	12,000	48,565
NTT Data	1,200	58,011
NTT DOCOMO	4,000	91,140
NTT DOCOMO ADR	1,000	22,750
NTT Urban Development	1,900	16,728
NuFlare Technology	400	24,299
Obara Group	900	40,120

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Obayashi	6,300	$60,210
Obayashi Road	2,000	11,979
Obic	200	8,744
Odakyu Electric Railway	500	9,895
Ogaki Kyoritsu Bank	9,000	35,037
Ohashi Technica	1,100	13,242
Ohsho Food Service	100	3,769
Oita Bank	3,000	11,217
Oji Holdings	15,000	61,091
Okabe	1,500	12,334
Okamoto Industries	1,000	9,224
Okamura	1,100	9,892
Okasan Securities Group	4,000	24,710
Oki Electric Industry	3,700	51,982
Okinawa Cellular Telephone	800	23,855
Okinawa Electric Power	1,350	30,367
OKUMA	3,000	28,620
Okumura	4,000	22,520
Okuwa	1,000	10,045
Olympus	400	13,827
Omron	1,200	46,049
Onward Holdings	4,000	28,030
Open House	1,000	23,786
Optex	400	8,755
Oracle Japan	500	25,198
Organo	3,000	12,090
†Orient	8,200	14,874
Oriental Land	500	28,261
Osaka Gas	8,000	30,775
Osaka Soda	4,000	15,949
Osaka Steel	700	12,973
Osaki Electric	2,000	20,826
OSG	2,400	47,271
OSJB Holdings	3,400	6,924
Otsuka	300	14,015
Otsuka Holdings	1,400	61,007
Pacific Industrial	1,500	19,072
†Pacific Metals	5,000	15,914
Pack	700	15,638
PAL GROUP Holdings	1,100	26,127
PALTAC	600	14,179
PanaHome	2,000	16,188
Panasonic	27,100	275,811
Panasonic ADR	4,000	40,640
Paramount Bed Holdings	600	23,974
Parco	1,200	10,606
Park24	600	16,274
Pasona Group	500	3,435
Penta-Ocean Construction	9,300	44,958
Pigeon	1,300	33,247
Pilot	400	16,530
Piolax	300	19,944

LVIP Dimensional International Core Equity Fund–24

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
†Pioneer	9,100	$18,375
Plenus	1,000	19,517
Press Kogyo	4,300	18,984
Pressance	2,000	24,830
Prestige International	1,700	12,029
Prima Meat Packers	5,000	17,797
Proto	700	8,026
Raito Kogyo	2,000	20,535
†Rakuten	2,100	20,582
Relo Holdings	200	28,509
Rengo	11,000	59,859
Resona Holdings	28,900	148,240
Resorttrust	1,100	20,311
Ricoh	13,800	116,658
Ricoh Leasing	800	24,676
Riken	300	11,358
Riken Technos	700	3,210
Riken Vitamin	500	20,235
Rinnai	200	16,137
Riso Kagaku	700	11,829
Rohm	800	46,066
Rohto Pharmaceutical	1,800	28,307
Rokko Butter	500	10,811
Roland DG	400	10,456
Round One	5,000	34,652
Royal Holdings	400	6,397
Ryobi	3,000	11,782
Ryohin Keikaku	100	19,602
Ryosan	1,200	36,244
Sac’s Bar Holdings	900	9,125
Saibu Gas	5,000	10,781
Saizeriya	600	13,491
Sakata INX	1,200	14,847
Sala	100	558
SAMTY	900	8,740
San-A Class A	300	14,528
San-Ai Oil	2,400	17,188
Sanden Holdings	5,000	15,914
San-In Godo Bank	3,300	27,529
†Sanken Electric	7,000	30,665
Sanki Engineering	500	4,171
Sankyo	1,000	32,299
Sankyo Tateyama	300	4,079
Sankyu	7,000	42,344
Sanoh Industrial	1,700	12,044
Sanrio	800	15,100
Sanshin Electronics	1,200	11,582
Santen Pharmaceutical	1,700	20,800
Sanwa Holdings	5,400	51,517
Sanyo Chemical Industries	200	8,556
Sanyo Denki	2,000	13,981
Sanyo Electric Railway	3,000	15,632

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Sanyo Shokai	5,000	$7,529
Sanyo Special Steel	3,000	14,220
Sanyo Trading	500	6,841
Sapporo Holdings	2,300	59,234
Sato Holdings	800	16,024
Sawada Holdings	1,600	12,896
Sawai Pharmaceutical	500	26,866
Saxa Holdings	7,000	13,117
SBI Holdings	5,500	69,976
SBS Holdings	1,000	6,973
SCREEN Holdings	1,000	62,032
SCSK	300	10,498
Secom	700	51,197
Sega Sammy Holdings	3,000	44,637
Seibu Holdings	600	10,760
Seikagaku	500	7,410
Seikitokyu Kogyo	1,000	4,227
Seiko Epson	3,200	67,765
Seiko Holdings	6,000	21,253
Seino Holdings	5,000	55,529
Seiren	1,200	14,754
Sekisui Chemical	4,300	68,579
Sekisui House	3,100	51,603
Sekisui Plastics	2,500	17,455
Senko	5,000	33,754
Senshu Ikeda Holdings	5,600	25,826
Senshukai	1,500	9,087
Septeni Holdings	4,000	13,690
Seria	400	27,209
Seven & i Holdings	2,700	102,871
Seven Bank	10,300	29,523
†Sharp	9,000	20,791
Shibuya	600	12,572
Shiga Bank	9,000	48,975
Shikoku Bank	8,000	19,576
Shikoku Chemicals	2,000	18,173
†Shikoku Electric Power	1,800	18,235
Shima Seiki Manufacturing	800	27,072
Shimachu	1,700	45,309
Shimadzu	1,000	15,932
Shimamura	200	24,967
Shimano	200	31,384
Shimizu	2,000	18,293
Shimizu Bank	400	12,543
Shindengen Electric Manufacturing	3,000	11,166
Shin-Etsu Chemical	2,000	155,157
Shinko Electric Industries	4,100	27,713
Shinko Plantech	1,300	9,443
Shinko Shoji	1,100	11,680
Shinmaywa Industries	3,000	26,978
Shinnihon	2,400	19,344
Shinoken Group	600	10,652

LVIP Dimensional International Core Equity Fund–25

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Shinsei Bank	26,000	$43,602
Shinwa	400	5,972
Shionogi & Co.	500	23,953
Ship Healthcare Holdings	1,100	28,235
Shiseido	600	15,188
Shizuoka Bank	6,000	50,413
Shizuoka Gas	1,300	9,176
Showa	1,900	13,233
Showa Denko	5,000	71,615
Showa Sangyo	3,000	15,427
Siix	600	20,252
Sinfonia Technology	6,000	13,502
SKY Perfect JSAT Holdings	8,900	40,969
Skylark	1,200	15,853
SMC	100	23,876
SMK	2,000	7,119
SMS	500	11,084
Sodick	2,000	16,565
SoftBank Group	4,000	265,754
Sogo Medical	400	14,699
Sohgo Security Services	400	15,384
Sojitz	35,600	86,506
Sompo Holdings	2,300	77,929
Sony	10,700	299,829
Sony Financial Holdings	800	12,485
Sotetsu Holdings	5,000	24,684
Sparx Group	5,300	10,294
Square Enix Holdings	800	20,569
St Marc Holdings	900	27,375
Stanley Electric	2,600	71,076
Star Micronics	1,000	13,621
Start Today	2,100	36,277
Starts	1,200	20,309
Starzen	400	16,530
Stella Chemifa	400	10,695
Studio Alice	300	5,557
Sugi Holdings	300	14,272
Sumco	6,200	80,103
Sumida	1,300	11,790
Sumitomo	4,700	55,314
Sumitomo Bakelite	4,000	22,417
Sumitomo Chemical	49,000	233,104
Sumitomo Dainippon Pharma	400	6,879
Sumitomo Densetsu	900	9,887
Sumitomo Electric Industries	18,800	271,283
Sumitomo Forestry	2,700	35,761
Sumitomo Heavy Industries	14,000	90,199
Sumitomo Metal Mining	5,000	64,471
Sumitomo Mitsui Construction	36,500	38,413
Sumitomo Mitsui Financial Group	6,400	244,227
Sumitomo Mitsui Trust Holdings	1,700	60,844
Sumitomo Osaka Cement	13,000	49,052

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Sumitomo Real Estate Sales	600	$13,989
Sumitomo Realty & Development	2,000	53,151
Sumitomo Riko	1,300	12,769
Sumitomo Rubber Industries	5,000	79,401
Sumitomo Seika Chemicals	400	15,692
Sumitomo Warehouse	5,000	26,439
Sun Frontier Fudousan	1,300	11,457
Sundrug	200	13,844
Suntory Beverage & Food	600	24,924
Suruga Bank	1,300	29,020
Suzuken Aichi	2,100	68,637
Suzuki Motor	1,500	52,800
†SWCC Showa Holdings	16,000	11,773
Sysmex	900	52,133
T Hasegawa	800	13,334
T RAD	8,000	19,919
T&D Holdings	6,200	81,986
T&K Toka	1,200	10,504
Tabuchi Electric	1,600	5,449
Tachibana Eletech	1,300	14,816
Tachi-S	200	3,357
Tadano	3,000	37,784
Taihei Dengyo Kaisha	2,000	19,440
Taiheiyo Cement	34,000	107,636
Taiho Kogyo	900	12,606
Taikisha	500	12,192
Taiko Bank	6,000	13,502
Taisei	5,000	34,995
Taiyo Holdings	400	15,555
Taiyo Nippon Sanso	5,600	64,876
Taiyo Yuden	4,500	54,019
Takara Holdings	1,600	14,730
Takara Leben	1,900	11,071
Takara Standard	1,200	19,662
Takasago International	600	15,863
Takasago Thermal Engineering	800	10,295
Takashimaya	8,000	65,985
†Takata	1,700	12,465
Takeda Pharmaceutical	2,800	115,833
Takeei	900	7,408
Takeuchi Manufacturing	1,800	40,104
Takiron	4,000	17,763
Takuma	1,000	8,548
Tamron	700	11,625
Tamura	4,000	15,127
Tatsuta Electric Wire & Cable	3,600	14,015
TDK	1,700	116,945
TDK ADR	200	13,710
TechnoPro Holdings	500	16,043
Teijin	6,000	121,617
Temp Holdings	1,500	23,268
Terumo	500	18,460

LVIP Dimensional International Core Equity Fund–26

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
THK	2,300	$50,890
TIS	4,500	96,257
Toa Hyogo	1,000	8,984
TOA ROAD	3,000	8,907
Toa Tokyo	600	10,252
Toagosei	3,700	36,438
Tobu Railway	9,000	44,663
Tocalo	600	13,040
Tochigi Bank	4,000	19,645
Toda	4,000	21,117
Toei	1,000	8,667
Toenec	1,000	4,920
Toho	300	6,497
Toho Bank	7,000	26,173
Toho Gas	4,000	32,548
Toho Holdings	1,000	19,953
Toho Titanium	1,700	11,418
Toho Zinc	5,000	19,422
Tohoku Electric Power	1,900	24,011
Tokai Carbon	7,000	22,640
Tokai Gifu	500	17,048
TOKAI Holdings	2,800	19,549
Tokai Rika	2,700	54,173
Tokai Tokyo Financial Holdings	6,500	34,592
Token	300	21,330
Tokio Marine Holdings	2,700	110,795
Tokushu Tokai Paper	400	13,519
†Tokuyama	13,000	49,386
Tokyo Century	1,400	47,914
Tokyo Dome	2,000	19,713
†Tokyo Electric Power Holdings	6,000	24,231
Tokyo Electron	600	56,702
Tokyo Gas	10,000	45,253
Tokyo Keiki	5,000	9,626
Tokyo Ohka Kogyo	600	20,227
Tokyo Rope Manufacturing	600	10,083
Tokyo Seimitsu	600	17,788
Tokyo Steel Manufacturing	1,600	12,280
Tokyo Tatemono	5,800	77,565
Tokyo TY Financial Group	700	24,406
Tokyu	5,000	36,749
Tokyu Construction	1,900	15,314
Tokyu Fudosan Holdings	10,900	64,351
TOMONY Holdings	2,900	15,012
Tomy	3,600	38,225
Tonami Holdings	5,000	15,273
TonenGeneral Sekiyu	3,000	31,624
Topcon	2,600	39,197
Toppan Forms	1,800	18,774
Toppan Printing	5,000	47,743
Topre	1,600	40,056
Topy Industries	500	12,898

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Toray Industries	5,000	$40,479
Toridoll	400	8,635
Torii Pharmaceutical	600	13,271
Torishima Pump Manufacturing	200	1,942
Toshiba Machine	6,000	24,077
Toshiba Plant Systems & Services	600	7,906
†Toshiba TEC	8,000	38,332
Tosoh	22,000	155,671
Totetsu Kogyo	700	18,148
TOTO	700	27,701
Tottori Bank	600	9,805
Towa Bank	13,000	12,347
Towa Pharmaceutical	300	11,756
Toyo Construction	5,200	18,242
Toyo Engineering	8,000	21,356
Toyo Ink SC Holdings	6,000	27,465
Toyo Kohan	2,600	8,231
Toyo Seikan Group Holdings	1,700	31,738
Toyo Suisan Kaisha	300	10,871
Toyo Tire & Rubber	3,300	41,082
Toyobo	27,000	40,197
Toyoda Gosei	3,800	88,892
Toyota Boshoku	3,200	73,569
Toyota Motor	19,784	1,164,273
Toyota Motor ADR	1,489	174,511
Toyota Tsusho	7,600	198,006
TPR	800	22,520
Trancom	200	9,805
Transcosmos	500	11,688
†Trend Micro	400	14,220
Trusco Nakayama	1,000	20,945
TS Tech	1,300	33,480
Tsubakimoto Chain	6,000	48,770
Tsukishima Kikai	1,500	15,722
Tsukuba Bank	3,300	9,798
Tsukui	2,800	18,974
Tsumura	1,300	35,816
Tsuruha Holdings	200	18,995
Tsurumi Manufacturing	800	11,582
Tv Tokyo Holdings	1,000	19,833
UACJ	10,000	27,465
Ube Industries	49,000	102,717
Ulvac	1,600	49,010
Unicharm	500	10,941
Union Tool	300	7,803
Unipres	1,800	35,838
United Arrows	700	19,316
United Super Markets Holdings	1,800	15,170
†Unitika	25,000	17,968
†Universal Entertainment	400	11,551
Unizo Holdings	300	7,919
Ushio	2,300	29,342

LVIP Dimensional International Core Equity Fund–27

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
USS	1,100	$17,525
V Technology	100	11,183
Valor Holdings	1,500	39,144
Vital KSK Holdings	400	3,388
VT Holdings	2,100	10,367
Wacoal Holdings	3,000	34,986
Wakita	1,300	10,845
Warabeya Nichiyo	500	10,563
Welcia Holdings	400	24,436
West Holdings	300	2,166
West Japan Railway	400	24,549
Xebio Holdings	100	1,545
Yahagi Construction	1,500	13,874
Yahoo Japan	9,000	34,575
Yakult Honsha	300	13,912
YAMABIKO	1,600	22,287
Yamada Denki	3,800	20,483
Yamagata Bank	6,000	25,360
Yamaguchi Financial Group	5,000	54,460
Yamaha	800	24,436
Yamaha Motor	3,300	72,678
Yamaichi Electronics	1,500	14,592
Yamanashi Chuo Bank	6,000	28,595
Yamatane	900	12,236
Yamato Holdings	1,700	34,567
Yamato Kogyo	1,300	36,428
Yamazaki Baking	1,000	19,320
Yamazen	2,400	20,062
Yaoko	500	19,893
Yaskawa Electric	5,000	77,775
Yellow Hat	500	10,798
Yodogawa Steel Works	1,000	26,139
Yokogawa Bridge Holdings	900	10,496
Yokogawa Electric	4,600	66,634
Yokohama Reito	600	5,262
Yokohama Rubber	3,200	57,388
Yorozu	1,000	14,391
Yurtec	1,000	6,794
Yusen Logistics	900	9,372
Zenkoku Hosho	400	12,851
Zensho Holdings	1,500	24,719
Zeon	6,000	59,243
ZERIA Pharmaceutical	700	10,805
Zojirushi	1,100	14,767

		37,747,885

Netherlands–2.67%
Aalberts Industries	3,092	100,313
#ABN AMRO Group CVA 144A	683	15,134
Accell Group	622	14,346
Aegon	12,578	69,220
Aegon New York Shares	1,600	8,848

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Netherlands (continued)
Akzo Nobel	4,488	$280,576
†Altice Class A	2,117	41,962
AMG Advanced Metallurgical Group	1,768	27,507
Amsterdam Commodities	644	14,168
APERAM	1,419	64,924
Arcadis	2,678	37,577
†ArcelorMittal	3,013	22,252
†ArcelorMittal New York Shares	21,085	153,921
ASM International	1,280	57,446
ASML Holding	433	48,611
ASML Holding New York Shares	200	22,440
BE Semiconductor Industries	2,089	69,576
Beter Bed Holding	484	8,610
BinckBank	3,253	18,827
Boskalis Westminster	2,492	86,539
Brunel International	605	9,801
Coca-Cola European Partners	1,244	39,311
Corbion	2,379	63,683
Delta Lloyd	14,307	80,075
#Flow Traders 144A	328	11,302
†Fugro CVA	2,253	34,495
Gemalto	1,791	103,540
#Grandvision 144A	498	10,959
Heineken	1,086	81,463
Hunter Douglas	186	10,465
IMCD Group	759	32,350
ING Groep	11,893	167,381
ING Groep ADR	6,300	88,830
Kendrion	498	14,023
Koninklijke Ahold Delhaize	26,515	559,058
†Koninklijke Ahold Delhaize ADR	3,206	67,294
Koninklijke BAM Groep	7,074	32,690
Koninklijke DSM	2,035	122,016
Koninklijke KPN	103,811	307,504
Koninklijke Philips	3,264	99,640
Koninklijke Philips New York Shares	1,556	47,567
Koninklijke Vopak	1,961	92,633
Nederland Apparatenfabriek	289	10,161
NN Group	2,519	85,369
†OCI	993	17,331
†PostNL	8,162	35,157
Randstad Holding	2,595	140,761
RELX	3,294	55,444
RELX ADR	1,230	20,615
SBM Offshore	5,514	86,571
Sligro Food Group	739	25,733
TKH Group CVA	1,290	51,044
†TomTom	3,995	35,943
Unilever CVA	2,188	90,090
Unilever New York Shares	2,400	98,544
Van Lanschot CVA	475	9,988
Wessanen	2,505	35,097

LVIP Dimensional International Core Equity Fund–28

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Netherlands (continued)
Wolters Kluwer	3,500	$126,813

		4,163,538

New Zealand–0.47%
†a2 Milk	7,371	10,907
Air New Zealand	17,408	26,545
Auckland International Airport	4,027	17,485
Chorus	14,273	39,364
Contact Energy	4,150	13,435
EBOS Group	4,086	47,404
Fisher & Paykel Healthcare	6,224	36,839
Fletcher Building	14,790	108,911
Freightways	3,723	17,458
Genesis Energy	17,212	25,110
Infratil	11,249	21,490
Mainfreight	2,869	41,277
Mercury	3,950	8,122
Metlifecare	6,446	24,853
New Zealand Refining	7,205	13,014
Port of Tauranga	7,990	21,370
SKY Network Television	9,600	30,345
SKYCITY Entertainment Group	17,553	47,923
Spark New Zealand	22,300	52,827
Summerset Group Holdings	11,663	37,919
Trade Me Group	12,535	43,627
Vector	5,268	11,857
Warehouse Group	6,110	12,097
Z Energy	3,466	17,481

		727,660

Norway–1.01%
ABG Sundal Collier Holding	15,637	8,945
AF Gruppen	854	15,279
†Akastor	6,130	11,500
Aker Class A	1,440	53,862
Aker BP	5,231	93,591
†Aker Solutions	2,616	12,533
†Atea	2,405	22,141
Austevoll Seafood	4,213	40,860
Bakkafrost	490	19,452
Borregaard	3,905	38,212
#BW LPG 144A	3,677	15,470
†BW Offshore	2,693	8,639
DNB	5,696	84,694
†DNO	17,098	16,790
Ekornes	768	9,472
#Entra 144A	1,053	10,456
†Fred Olsen Energy	1,724	6,329
Frontline	2,974	21,353
Gjensidige Forsikring	1,459	23,147
Grieg Seafood	1,259	11,912
†Kongsberg Automotive	21,255	13,956

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Norway (continued)
Kongsberg Gruppen	716	$10,323
Leroy Seafood Group	517	28,804
†Marine Harvest	3,316	59,789
†Nordic Semiconductor	2,947	11,979
Norsk Hydro	18,866	90,230
†Norwegian Air Shuttle	259	8,608
Ocean Yield	2,180	16,409
†Opera Software	2,227	9,619
Orkla	3,459	31,324
†Petroleum Geo-Services	7,553	25,540
†Prosafe	520	2,229
Protector Forsikring	1,286	10,238
†REC Silicon	113,969	15,046
Salmar	1,165	34,820
Schibsted	331	7,593
†Seadrill	2,073	7,159
†Seadrill (New York Shares)	13,905	47,416
SpareBank 1 SR-Bank	2,441	17,173
Statoil	9,008	165,229
Statoil ADR	700	12,768
Stolt-Nielsen	777	9,538
†Storebrand	11,785	62,669
†Subsea 7	6,501	82,285
Telenor	3,119	46,593
TGS Nopec Geophysical	5,590	124,095
Tomra Systems	1,480	15,511
Veidekke	2,004	28,661
#XXL 144A	431	4,891
Yara International	1,484	58,430

		1,583,562

Portugal–0.27%
Altri	3,521	14,321
†Banco BPI	16,533	19,683
†Banco Comercial Portugues Class R	21,661	24,420
CTT-Correios de Portugal	1,773	12,029
EDP - Energias de Portugal	11,203	34,128
EDP Renovaveis	5,921	37,621
Galp Energia	5,479	81,840
Jeronimo Martins	2,133	33,096
†Navigator	20,963	72,048
NOS	6,275	37,241
REN - Redes Energeticas Nacionais	7,613	21,621
Semapa-Sociedade de Investimento e Gestao	826	11,651
Sonae	28,980	26,662

		426,361

Singapore–1.04%
Accordia Golf Trust	23,400	10,180
Boustead Singapore	12,700	7,060
Bukit Sembawang Estates	7,100	21,965

LVIP Dimensional International Core Equity Fund–29

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Singapore (continued)
CapitaLand	16,300	$33,992
Chip Eng Seng	1,600	696
City Developments	8,000	45,741
ComfortDelGro	23,000	39,229
CSE Global	25,500	8,056
CWT	7,500	9,996
Dairy Farm International Holdings	3,100	22,289
DBS Group Holdings	11,100	132,910
Delfi	3,900	5,979
†Ezion Holdings	44,590	11,855
First Resources	15,000	19,680
Frasers Centrepoint	17,500	19,033
Genting Singapore	27,200	16,998
GL	20,900	10,968
Global Logistic Properties	23,000	34,941
Golden Agri-Resources	136,400	40,501
Great Eastern Holdings	700	9,817
†Halcyon Agri	27,812	11,715
Hong Fok	19,800	8,614
Hongkong Land Holdings	2,000	12,660
Hutchison Port Holdings Trust	183,000	79,605
Hyflux	16,000	5,690
Indofood Agri Resources	26,500	9,607
Jardine Cycle & Carriage	588	16,741
Keppel	13,300	53,176
Keppel Infrastructure Trust	64,700	21,222
M1	8,600	11,640
Mandarin Oriental International	4,700	5,993
†Noble Group	369,300	43,353
Olam International	9,600	13,059
OUE	6,300	7,635
Oversea-Chinese Banking	21,488	132,357
QAF	12,400	11,902
Raffles Medical Group	15,100	14,911
RHT Health Trust	23,800	15,038
Riverstone Holdings	20,800	12,640
SATS	6,900	23,109
Sembcorp Industries	32,900	64,748
†SIIC Environment Holdings	19,160	7,740
Sinarmas Land	50,600	14,850
Singapore Airlines	14,800	98,827
Singapore Exchange	5,000	24,721
Singapore Post	26,300	26,606
Singapore Technologies Engineering	4,100	9,145
Singapore Telecommunications	27,900	70,321
StarHub	6,600	12,807
Super Group	38,000	33,588
United Engineers	16,300	28,815
United Industrial	4,400	8,416
United Overseas Bank	6,643	93,580
UOB-Kay Hian Holdings	6,400	5,613
UOL Group	10,000	41,363

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Singapore (continued)
Venture	8,100	$55,262
Wilmar International	4,000	9,916
Wing Tai Holdings	8,100	8,893

		1,627,764

Spain–2.37%
Abertis Infraestructuras	2,974	41,621
Acciona	933	68,680
Acerinox	3,241	43,004
ACS Actividades de Construccion y Servicios	2,694	85,134
#Aena 144A	166	22,655
Almirall	977	15,180
Amadeus IT Holding	2,372	107,791
Applus Services	2,284	23,201
Atresmedia de Medios de Comunicacion	2,420	26,468
Banco Bilbao Vizcaya Argentaria	62,241	420,232
Banco Bilbao Vizcaya Argentaria ADR	5,745	38,894
Banco de Sabadell	89,139	124,140
Banco Popular Espanol	65,263	63,066
Banco Santander	66,083	344,959
Banco Santander ADR	26,050	134,939
Bankia	25,490	26,054
Bankinter	7,625	59,075
Bolsas y Mercados Espanoles SHMSF	1,398	41,198
CaixaBank	18,548	61,307
#Cellnex Telecom 144A	2,275	32,725
CIE Automotive	1,021	19,899
Construcciones Y Auxiliar de Ferrocarriles	400	16,127
Distribuidora Internacional de Alimentacion	10,903	53,540
Ebro Foods	879	18,418
Enagas	3,734	94,826
Endesa	2,284	48,386
Faes Farma	5,055	17,879
Ferrovial	1,473	26,352
Gamesa Tecnologica	5,257	106,636
Gas Natural SDG	8,813	166,151
Grifols	1,754	34,859
Grupo Catalana Occidente	1,101	36,055
Iberdrola	52,012	341,312
†Indra Sistemas	984	10,783
Industria de Diseno Textil	2,536	86,573
Inmobiliaria Colonial	3,598	24,933
†Liberbank	7,747	8,033
Mapfre	23,231	70,917
Mediaset Espana Comunicacion	4,186	49,131
Melia Hotels International	1,845	21,519
Miquel y Costas & Miquel	539	14,043
†NH Hotel Group	4,059	16,429

LVIP Dimensional International Core Equity Fund–30

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Spain (continued)
Obrascon Huarte Lain	5,166	$17,918
Papeles y Cartones de Europa	2,420	13,374
†Promotora de Informaciones Class A	2,956	16,336
Prosegur Cia de Seguridad	5,213	32,596
Red Electrica	2,660	50,191
Repsol	10,441	147,494
†Sacyr	11,977	27,989
#†Talgo 144A	2,704	12,860
Tecnicas Reunidas	621	25,471
Telefonica ADR	19,864	182,749
Tubacex	2,817	8,095
Vidrala	512	26,409
Viscofan	946	46,654
Zardoya Otis	3,503	29,610

		3,700,870

Sweden–2.71%
AAK	551	36,257
†AddLife	258	3,862
AddTech Class B	828	12,951
AF	1,091	19,998
Alfa Laval	3,498	57,899
Assa Abloy Class B	2,405	44,731
Atlas Copco Class A	1,827	55,649
Atlas Copco Class B	1,068	29,142
Atrium Ljungberg Class B	663	10,356
Avanza Bank Holding	406	16,444
Axfood	915	14,382
B&B Tools Class B	1,030	21,594
Beijer Alma Class B	1,082	27,672
Beijer Ref	567	13,443
†Betsson	1,775	17,125
Bilia Class A	2,716	62,455
BillerudKorsnas	6,702	112,551
BioGaia Class B	302	9,944
Boliden	5,797	151,374
†Bonava Class B	1,495	23,170
Byggmax Group	1,674	11,576
Castellum	1,871	25,650
Clas Ohlson Class B	1,203	17,694
Cloetta Class B	9,063	28,550
Com Hem Holding	3,686	35,158
Concentric	2,269	28,330
Dios Fastigheter	1,538	10,129
Duni	1,284	17,617
Electrolux Class B	2,047	50,846
Elekta Class B	1,918	16,968
Fabege	2,172	35,498
†Fastighets Balder Class B	915	18,490
†Fingerprint Cards Class B	5,400	37,252
Getinge Class B	1,885	30,228
Granges	1,166	11,007

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Sweden (continued)
Gunnebo	3,239	$13,723
Haldex	1,307	16,713
Hemfosa Fastigheter	2,376	22,168
Hennes & Mauritz Class B	2,629	73,122
Hexagon Class B	1,095	39,122
Hexpol	6,700	62,032
†HIQ International	2,708	18,280
Holmen Class B	1,708	61,266
Hufvudstaden Class A	1,839	29,047
Husqvarna Class A	1,725	13,367
Husqvarna Class B	10,966	85,279
ICA Gruppen	727	22,176
Indutrade	903	18,138
Intrum Justitia	1,317	44,437
Inwido	1,523	15,797
ITAB Shop Concept Class B	1,500	13,377
JM	2,030	58,646
KappAhl	3,150	17,460
Kindred Group SDR	7,464	70,088
Klovern Class B	10,210	10,697
KNOW IT	1,633	16,087
Kungsleden	3,111	19,720
Lagercrantz Group Class B	1,482	13,583
Lifco Class B	441	11,288
Lindab International	1,667	13,366
Loomis Class B	2,437	72,517
†Lundin Petroleum	917	19,939
†Medivir Class B	1,410	15,167
Mekonomen	1,414	26,617
Millicom International Cellular SDR	1,381	59,011
Modern Times Group Class B	1,336	39,593
Mycronic	2,215	23,826
NCC Class B	1,495	36,987
†NetEnt	3,048	23,519
New Wave Group Class B	1,826	11,074
Nibe Industrier Class B	3,204	25,251
Nobia	3,968	36,955
Nolato Class B	1,916	55,310
Nordea Bank	14,606	162,403
†Oriflame Holding	868	26,210
Peab	6,554	52,011
Proact IT Group	780	12,500
Ratos Class B	5,331	25,243
Recipharm Class B	441	5,857
Rezidor Hotel Group	5,074	19,771
Saab Class B	1,001	37,411
Sagax Class B	1,345	12,069
Sandvik	9,776	120,931
†SAS	6,329	9,691
Scandi Standard	2,058	12,876
Securitas Class B	2,390	37,618

LVIP Dimensional International Core Equity Fund–31

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Sweden (continued)
Skandinaviska Enskilda Banken Class A	6,997	$73,383
Skanska Class B	2,396	56,569
SKF Class B	4,536	83,445
SkiStar	1,095	18,329
†SSAB (Aquis Exchange) Class B	20,728	65,502
†SSAB (BATS Europe) Class A	8,412	31,928
†SSAB (Turquoise ) Class B	7,881	24,772
Svenska Cellulosa Class B	4,553	128,585
Svenska Handelsbanken Class A	6,596	91,657
Sweco Class B	1,012	20,017
Swedbank Class A	4,123	99,697
Swedish Match	1,220	38,807
Tele2 Class B	9,268	74,312
Telefonaktiebolaget LM Ericsson Class B	15,695	92,165
Telia	27,462	110,655
#Thule Group 144A	917	14,343
Trelleborg Class B	2,976	58,569
Victoria Park Class B	9,142	22,477
Vitrolife	148	6,287
Volvo Class A	4,893	57,574
Volvo Class B	12,462	145,540
Wallenstam Class B	1,601	12,459
Wihlborgs Fastigheter	1,310	24,358

		4,226,758

Switzerland–6.44%
†ABB	30,045	633,769
†ABB ADR	1,200	25,284
†Actelion	511	110,651
Adecco	2,784	182,219
†Allreal Holding	451	67,010
†Alpiq Holding	237	19,667
†Also Holding	129	11,389
ams	2,708	76,855
APG SGA	29	12,730
†Arbonia	1,804	29,054
†Aryzta	2,969	130,767
Ascom Holding	1,103	17,331
Autoneum Holding	103	27,032
Baloise Holding	1,021	128,640
Bank Coop Class B	246	10,146
Banque Cantonale Vaudoise	61	38,638
†Barry Callebaut	62	75,864
Belimo Holding Class R	16	48,363
Bell	30	12,926
Berner Kantonalbank	121	21,864
BKW	430	20,797
Bobst Group	566	39,353
†Bossard Holding Class A	279	39,290
Bucher Industries	208	51,219

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
Burckhardt Compression Holding	82	$21,561
Burkhalter Holding	128	17,246
†Calida Holding	290	9,911
†Cembra Money Bank	579	42,190
Chocoladefabriken Lindt & Spruengli Class R	1	60,788
Cie Financiere Richemont	2,028	134,330
†Clariant	7,351	126,836
Coltene Holding	149	10,835
Conzzeta	36	25,454
†Credit Suisse Group	7,309	104,865
†Credit Suisse Group ADR	583	8,343
Daetwyler Holding Class B	454	61,704
DKSH Holding	919	63,129
†dormakaba Holding Class B	62	46,091
†Dufry	1,140	142,178
†EFG International	2,510	15,184
†Emmi	84	50,855
EMS-Chemie Holding	85	43,197
†Feintool International Holding	85	9,115
Flughafen Zuerich	1,195	221,679
†Forbo Holding	24	30,946
Galenica	70	78,985
†GAM Holding	1,968	22,805
Geberit	234	93,802
Georg Fischer	126	103,196
Givaudan	48	87,958
†Gurit Holding Class B	24	19,067
Helvetia Holding	174	93,724
Huber + Suhner	499	27,687
Implenia	439	32,441
†Inficon Holding	61	21,985
Interroll Holding Class R	40	43,602
Intershop Holding	22	10,824
IWG	21,202	64,278
†Julius Baer Group	1,711	75,998
Jungfraubahn Holding	78	7,468
†Kardex	391	36,573
Komax Holding Class R	72	17,765
†Kudelski Class B	1,531	26,537
Kuehne + Nagel International	221	29,212
†LafargeHolcim	3,837	202,156
LEM Holding	12	11,219
Liechtensteinische Landesbank Class B	592	23,458
Logitech International Class R	1,164	29,034
Logitech International (New York Shares) Class R	2,260	55,980
†Lonza Group	1,117	193,388
†Luzerner Kantonalbank	122	48,043
Metall Zug	4	12,723
†Meyer Burger Technology	4,175	2,747

LVIP Dimensional International Core Equity Fund–32

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
Mobilezone Holding	775	$11,036
†Mobimo Holding	176	44,030
Nestle	18,404	1,320,252
Novartis	7,204	524,223
Novartis ADR	161	11,727
†OC Oerlikon	5,813	57,085
†Orior	228	16,737
Panalpina Welttransport Holding	333	41,596
Partners Group Holding	200	93,735
Phoenix Mecano Class B	34	15,659
Plazza Class A	48	10,578
PSP Swiss Property	521	45,024
†Rieter Holding	85	14,783
Roche Holding	1,655	378,035
Roche Holding Class B	103	24,073
Romande Energie Holding	5	6,310
Schindler Holding	107	18,693
†Schmolz + Bickenbach	14,538	9,708
Schweiter Technologies Class B	42	47,432
†SFS Group	141	11,507
SGS	34	69,182
†Siegfried Holding	157	32,840
Sika Bearer Shares	45	216,184
Sonova Holding	924	111,973
St Galler Kantonalbank	52	20,222
Straumann Holding Class R	160	62,457
Sulzer	1,096	113,012
#†Sunrise Communications Group 144A	778	51,189
Swatch Group	228	70,910
Swatch Group Bearer Shares	552	33,744
†Swiss Life Holding	625	176,888
Swiss Re	1,226	116,183
Swisscom	223	99,882
Syngenta	2,057	813,063
Tamedia	131	20,069
Tecan Group Class R	215	33,550
†Temenos Group	1,071	74,569
†u-blox Holding	155	29,103
UBS Group	5,789	90,675
†UBS Group (New York Shares)	12,865	201,595
Valiant Holding	521	51,880
Valora Holding	110	31,246
Vaudoise Assurances Holding	22	10,413
Vetropack Holding Class B	7	12,202
Vontobel Holding Class R	782	41,047
VP Bank	13	1,379
VZ Holding	61	18,301
†Ypsomed Holding	55	9,992
Zuger Kantonalbank Class B	3	14,645
†Zurich Insurance Group	639	175,956

		10,056,524

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom–16.05%
888 Holdings	9,831	$26,291
A.G. Barr	3,587	22,169
AA	9,619	32,849
Aberdeen Asset Management	18,845	59,757
Acacia Mining	2,636	12,143
Acal	3,315	9,233
Admiral Group	2,633	59,284
Aggreko	7,474	84,557
†Aldermore Group	3,674	10,722
Amec Foster Wheeler	7,097	41,108
†Anglo American	21,144	302,271
Antofagasta	10,457	86,989
Arrow Global Group	5,259	19,314
Ashmore Group	5,839	20,343
Ashtead Group	10,501	204,475
Associated British Foods	432	14,614
AstraZeneca ADR	11,131	304,099
#Auto Trader Group 144A	9,975	50,279
AVEVA Group	2,625	60,787
Aviva	13,942	83,574
Aviva ADR	8,565	101,153
Avon Rubber	818	10,494
B&M European Value Retail	9,625	32,976
Babcock International Group	10,054	118,082
BAE Systems	19,577	142,709
Balfour Beatty	11,642	38,581
Barclays ADR	20,318	223,498
Barratt Developments	54,678	311,589
BBA Aviation	22,133	77,275
Beazley	16,454	78,577
Bellway	11,002	335,717
Berendsen	7,561	81,115
Berkeley Group Holdings	3,348	115,860
BGEO group	973	35,782
BHP Billiton ADR (New York Shares)	7,744	243,626
Bodycote	10,306	81,795
Booker Group	46,542	100,664
Bovis Homes Group	4,123	41,666
BP ADR	23,405	874,879
Brammer	3,884	7,910
Brewin Dolphin Holdings	10,172	38,247
British American Tobacco	2,251	128,207
British American Tobacco ADR	1,500	169,005
Britvic	4,680	32,702
BT Group	27,339	123,618
BT Group ADR	2,800	64,484
†BTG	1,621	11,787
Bunzl	1,748	45,433
Burberry Group	5,077	93,666
Cape	7,155	12,874
Capita	2,329	15,241
Capital & Counties Properties	9,881	36,179

LVIP Dimensional International Core Equity Fund–33

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Card Factory	7,755	$24,180
Carillion	12,965	37,724
Carnival	801	40,720
Carnival ADR	265	13,565
Centamin	32,713	55,837
Centrica	44,093	127,210
†Chemring Group	5,561	11,651
Chesnara	3,030	13,638
Cineworld Group	5,160	35,929
Clarkson	917	24,557
Close Brothers Group	4,445	79,157
Cobham	37,266	75,182
†Coca-Cola HBC	4,056	88,475
Compass Group	4,674	86,461
Computacenter	4,566	45,017
Connect Group	11,057	20,815
Consort Medical	1,673	21,855
Costain Group	5,650	24,632
Countrywide	2,878	6,251
Cranswick	965	27,865
Crest Nicholson Holdings	7,287	40,682
Croda International	922	36,315
†CYBG CDI	2,260	7,861
Daily Mail & General Trust	4,762	45,600
Dairy Crest Group	10,235	78,141
DCC	3,323	247,354
De La Rue	3,905	29,597
Debenhams	24,853	17,550
Dechra Pharmaceuticals	2,720	45,086
Devro	10,377	24,266
Diageo	3,922	101,986
Diageo ADR	143	14,863
Dignity	883	26,890
Diploma	3,905	50,002
Direct Line Insurance Group	40,870	186,060
Dixons Carphone	31,836	139,126
Domino’s Pizza Group	9,282	41,272
Drax Group	12,781	59,524
DS Smith	71,337	358,784
e2v technologies	5,229	17,593
easyJet	2,846	35,249
Electrocomponents	9,327	54,795
Elementis	15,959	54,559
†EnQuest	56,768	29,384
†Enterprise Inns	18,886	28,279
Entertainment One	7,687	21,818
Essentra	2,386	13,556
esure Group	9,338	23,189
Euromoney Institutional Investor	529	7,465
†Evraz	13,963	38,167
Experian	3,396	65,876
FDM Group Holdings	1,557	10,841

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Fenner	4,323	$12,560
†Ferrexpo	12,597	20,881
Fidessa Group	2,138	60,312
†Firstgroup	39,397	50,301
Foxtons Group	7,206	9,058
Fresnillo	2,052	30,878
Fuller Smith & Turner	1,225	14,719
G4S	42,078	121,864
Galliford Try	1,898	30,198
GAME Digital	3,172	2,306
Gem Diamonds	5,209	7,062
Genus	1,882	41,656
GKN	38,500	157,383
GlaxoSmithKline	10,422	200,624
GlaxoSmithKline ADR	7,200	277,272
†Glencore	77,472	264,804
Go-Ahead Group	769	21,238
†Gocompare.Com Group	9,338	8,171
Grafton Group	4,564	30,936
Greencore Group	19,257	58,499
Greene King	8,823	75,897
Greggs	3,785	45,247
†GVC Holdings	5,239	41,483
Halfords Group	5,506	24,801
Halma	12,799	141,567
Hargreaves Lansdown	6,159	92,071
Hays	40,407	74,298
Headlam Group	2,792	16,783
Helical Bar	2,976	10,810
Henderson Group	7,136	20,720
Hikma Pharmaceuticals	2,646	61,729
Hill & Smith Holdings	2,969	43,871
Hilton Food Group	1,426	10,913
Hiscox	8,340	104,529
Hochschild Mining	6,662	17,365
HomeServe	20,431	156,109
Howden Joinery Group	7,861	37,182
HSBC Holdings ADR	18,664	749,920
Hunting	4,363	33,740
IG Group Holdings	11,120	67,713
†Imagination Technologies Group	4,251	13,202
IMI	8,093	103,728
Imperial Brands	2,280	99,540
Inchcape	19,753	170,892
Indivior	11,493	41,954
Informa	10,768	90,239
Inmarsat	17,144	158,779
InterContinental Hotels Group ADR	1,394	61,796
International Consolidated Airlines Group	1,340	7,235
International Consolidated Airlines Group (London Stock Exchange)	7,151	38,856

LVIP Dimensional International Core Equity Fund–34

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
International Personal Finance	3,182	$6,757
Interserve	4,306	18,136
Intertek Group	3,526	151,265
Investec	11,401	75,311
ITE Group	10,902	20,724
ITV	16,089	40,925
J D Wetherspoon	3,080	33,707
J Sainsbury	55,475	170,440
James Fisher & Sons	2,703	51,966
Jardine Lloyd Thompson Group	4,141	50,243
JD Sports Fashion	6,260	24,525
#John Laing Group 144A	3,522	11,754
John Menzies	2,045	15,021
John Wood Group	7,990	86,259
Johnson Matthey	5,004	196,232
JRP Group	6,051	11,149
Jupiter Fund Management	12,484	68,249
†Just Eat	2,120	15,245
†KAZ Minerals	17,192	75,681
KCOM Group	15,335	17,907
Keller Group	2,004	20,845
Kier Group	1,594	26,972
Kingfisher	22,720	98,084
Ladbrokes Coral Group	17,525	25,053
Laird	13,309	25,095
†Lamprell	12,474	14,143
Lancashire Holdings	4,267	36,495
Laura Ashley Holdings	18,438	4,545
Lavendon Group	11,835	38,506
Legal & General Group	57,165	174,435
†Liberty Global Class A	1,294	39,592
†Liberty Global Class C	3,169	94,108
†Liberty Global LiLAC	440	9,315
†Liberty Global LiLAC Class A	161	3,536
Lloyds Banking Group ADR	62,026	192,281
†Lonmin	4,567	7,964
Lookers	14,659	21,182
LSL Property Services	3,879	11,019
Man Group	36,325	52,959
Marks & Spencer Group	28,265	121,918
Marshalls	7,159	25,807
Marston’s	16,680	27,957
†McBride	15,062	33,598
Mears Group	4,643	26,092
Mediclinic International	1,944	18,472
Meggitt	18,428	104,151
Melrose Industries	51,168	124,700
#Merlin Entertainments 144A	12,367	68,372
Micro Focus International	3,747	100,622
Millennium & Copthorne Hotels	5,194	29,471
Mitchells & Butlers	8,982	27,773
Mitie Group	10,021	27,713

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Mondi	5,636	$115,717
Moneysupermarket.com Group	8,492	30,779
Morgan Advanced Materials	12,176	42,826
Morgan Sindall Group	854	7,841
†Mothercare	4,436	6,178
N Brown Group	4,375	11,997
National Express Group	12,378	53,956
National Grid	5,875	68,899
National Grid ADR	640	37,331
NCC Group	2,225	4,956
NEX Group	7,174	41,069
Next	569	34,943
Northgate	5,722	34,765
Novae Group	2,374	20,114
†Ocado Group	8,442	27,477
Old Mutual	67,356	172,079
OneSavings Bank	3,383	14,092
Pagegroup	7,805	37,562
PayPoint	2,476	30,697
†Paysafe Group	3,913	17,905
Pearson ADR	6,249	62,428
Pendragon	38,325	14,760
Pennon Group	7,482	76,256
Persimmon	14,510	317,587
†Petra Diamonds	19,816	38,268
Petrofac	1,081	11,577
†Petropavlovsk	107,235	9,185
Pets at Home Group	11,411	33,610
Phoenix Group Holdings	7,137	64,648
Photo-Me International	13,399	27,081
Playtech	6,004	61,118
Polypipe Group	3,459	13,807
†Premier Foods	42,105	24,259
†Premier Oil	32,723	29,843
Provident Financial	1,852	65,026
Prudential	2,934	58,848
Prudential ADR	3,897	155,062
PZ Cussons	5,431	22,375
QinetiQ Group	18,814	60,934
Randgold Resources	1,638	129,498
Rank Group	8,180	19,658
Rathbone Brothers	299	7,307
Reckitt Benckiser Group	993	84,269
Redrow	6,451	34,106
RELX	2,920	52,144
RELX ADR	3,200	57,504
Renishaw	1,075	33,492
Rentokil Initial	33,628	92,087
Restaurant Group	8,740	34,952
Ricardo	2,769	32,845
Rightmove	1,237	59,500
Rio Tinto	2,407	93,693

LVIP Dimensional International Core Equity Fund–35

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Rio Tinto ADR	7,700	$296,142
Robert Walters	1,758	7,402
†Rolls-Royce Holdings	32,336	266,204
Rotork	33,011	98,127
†Royal Bank of Scotland Group ADR	8,233	45,528
Royal Dutch Shell Class A	10,841	298,985
Royal Dutch Shell ADR Class A	5,802	315,513
Royal Dutch Shell ADR Class B	9,216	534,252
Royal Mail	19,599	111,615
RPC Group	8,294	108,858
RPS Group	7,026	19,266
RSA Insurance Group	12,029	86,872
Saga	17,538	42,169
Sage Group	5,815	46,940
Savills	5,233	45,176
Schroders	1,157	42,748
Schroders Non-voting	590	16,273
SDL	2,560	13,968
Senior	18,448	44,175
†Serco Group	7,535	13,307
Severfield	10,593	9,791
Severn Trent	2,457	67,282
Shanks Group	30,109	34,138
#†Shawbrook Group 144A	4,155	13,923
Shire	3,227	186,281
Shire ADR	88	14,993
SIG	11,768	14,967
Sky	5,378	65,682
Smith & Nephew	4,107	61,800
Smith & Nephew ADR	1,200	36,096
Smiths Group	10,203	178,050
Soco International	5,696	11,197
Spectris	3,322	94,695
Spirax-Sarco Engineering	2,357	121,535
#Spire Healthcare Group 144A	6,438	26,794
Spirent Communications	15,901	19,351
†Sports Direct International	7,540	25,888
SSE	10,726	205,287
SSP Group	8,193	39,096
St Ives	1,227	1,928
St James’s Place	9,414	117,642
St Modwen Properties	9,782	36,636
Stagecoach Group	4,168	11,105
†Standard Chartered	26,354	215,528
Standard Life	18,629	85,405
Stock Spirits Group	4,714	10,501
SuperGroup	1,368	27,784
Synthomer	12,723	59,991
TalkTalk Telecom Group	5,938	12,382
Tate & Lyle	11,483	100,123
Taylor Wimpey	144,942	274,192
Ted Baker	533	18,484

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Telecom Plus	2,063	$29,899
†Tesco	78,345	199,719
†Thomas Cook Group	66,553	71,521
TP ICAP	15,035	80,285
Travis Perkins	9,776	174,936
Trinity Mirror	20,389	26,635
TT Electronics	4,717	9,476
TUI	8,315	119,177
†Tullow Oil	26,722	102,979
U & I Group	6,068	12,713
UBM	6,108	55,064
UDG Healthcare	6,282	51,755
Ultra Electronics Holdings	1,750	41,862
Unilever ADR	3,600	146,520
UNITE Group	4,651	34,735
United Utilities Group	2,845	31,591
†Vectura Group	12,867	21,741
Vedanta Resources	4,337	47,009
Vesuvius	6,402	31,188
Victrex	4,154	98,855
Virgin Money Holdings	6,914	25,793
Vodafone Group	156,066	384,383
Vodafone Group ADR	2,400	58,632
Weir Group	5,789	134,839
WH Smith	2,162	41,512
Whitbread	1,309	60,915
William Hill	25,025	89,500
Wincanton	4,471	13,555
Wm Morrison Supermarkets	58,267	165,662
Wolseley	1,855	113,436
#Worldpay Group 144A	12,646	42,064
WPP	4,681	104,763
WPP ADR	400	44,264
WS Atkins	3,195	57,409
Xaar	3,092	15,242
XP Power	694	14,848
#Zoopla Property Group 144A	2,641	10,392

		25,056,508

Total Common Stock (Cost $160,847,720)		154,772,223

ΔPREFERRED STOCK–0.54%
Germany–0.54%
Bayerische Motoren Werke 4.39%	824	63,059
Biotest 0.28%	765	10,783
Draegerwerk & Co 0.23%	221	18,492
FUCHS PETROLUB 2.07%	1,072	45,002
Henkel & Co 1.28%	241	28,730
Jungheinrich 1.48%	1,563	44,851
Porsche Automobil Holding 1.83%	1,456	79,300
Sartorius 0.53%	1,144	84,898

LVIP Dimensional International Core Equity Fund–36

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔPREFERRED STOCK (continued)
Germany (continued)
Sixt 3.88%	905	$37,201
STO 5.28%	44	4,309
Villeroy & Boch 3.40%	830	12,752
Volkswagen 0.12%	2,934	411,848

Total Preferred Stock (Cost $1,014,758)		841,225

ΔRIGHTS–0.00%
Australia–0.00%
†Corporate Travel Management exercise price AUD 15, expiration date 1/18/17	41	101

		101

Italy–0.00%
†Banca Popolare Di Milano exercise price EUR .4918, expiration date 1/3/17	42,864	0
†Banco Popolare expiration date 1/3/17	41,123	0

		0

Norway–0.00%
†Petroleum Geo-Services exercise price NOK 22.50, expiration date 1/6/17	847	657

		657

	Number of	Value
	Shares	(U.S. $)

ΔRIGHTS (continued)
Spain–0.00%
†Faes Farma exercise price EUR 3.38, expiration date 1/5/17	5,055	$484
†Repsol exercise price EUR 0.000001 expiration date 1/12/17	10,441	3,869

		4,353

Total Rights (Cost $4,349)		5,111

MONEY MARKET FUND–0.23%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	362,089	362,089

Total Money Market Fund (Cost $362,089)		362,089

TOTAL VALUE OF SECURITIES–99.91% (Cost $162,228,916)	155,980,648
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	141,218

NET ASSETS APPLICABLE TO 16,985,302 SHARES OUTSTANDING–100.00%	$156,121,866

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND STANDARD CLASS ($145,237,579 / 15,801,100 Shares)	$9.192

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND SERVICE CLASS ($10,884,287 / 1,184,202 Shares)	$9.191

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$189,726,102
Undistributed net investment income	228,233
Accumulated net realized loss on investments	(27,570,670)
Net unrealized depreciation of investments, foreign currencies and derivatives	(6,261,799)

Total net assets	$156,121,866

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $751,606, which represents 0.48% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on pages 4 and 5.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«

Includes $65,314 payable for fund shares redeemed, $77,299 due to manager and affiliates, $31,041 expense reimbursement receivable from Lincoln Investment Advisors Corporation, and $73,946 payable for securities purchased as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $55,365, which represents 0.04% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

LVIP Dimensional International Core Equity Fund–37

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

☐ Securities listed and traded on the Hong Kong Stock Exchange.

The following foreign currency exchange contracts was outstanding at December 31, 2016:1

Foreign Curency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	JPY 7,779,130	USD (66,840)	1/4/17	$(252)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ASE–Athens Stock Exchange

AUD–Australian Dollar

BNYM–Bank of New York Mellon

CDI–Chess Depository Interest

CVA–Dutch Certificate

EUR–Euro

FDR–Fiduciary Depositary Receipt

JPY–Japanese Yen

NOK–Norwegian Krone

SDR–Special Drawing Right

SIGMA X MTF–Goldman Sachs Electronic Trading

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund–38

LVIP Dimensional International Core Equity Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$4,755,530
Foreign tax withheld	(365,651)

4,389,879

EXPENSES:
Management fees	1,131,602
Pricing fees	252,579
Custodian fees	84,747
Reports and statements to shareholders	79,954
Professional fees	66,760
Accounting and administration expenses	37,923
Distribution fees-Service Class	21,105
Trustees’ fees and expenses	4,286
Consulting fees	1,965
Other	1,585

1,682,506
Less management fees waived	(256,496)
Less expenses reimbursed	(378,920)

Total operating expenses	1,047,090

NET INVESTMENT INCOME	3,342,789

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(23,382,216)
Foreign currencies	1,863,128
Foreign currency exchange contracts	(1,821,510)
Futures contracts	(3,834,994)

Net realized loss	(27,175,592)

Net change in unrealized appreciation (depreciation) of:
Investments	17,863,656
Foreign currencies	(8,822)
Foreign currency exchange contracts	(321)

Net change in unrealized appreciation (depreciation)	17,854,513

NET REALIZED AND UNREALIZED LOSS	(9,321,079)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,978,290)

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund

Statements of Changes in Net Assets

	Year Ended 12/31/16	5/1/15* to 12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,342,789	$2,584,426
Net realized loss	(27,175,592)	(342,510)
Net change in unrealized appreciation (depreciation)	17,854,513	(24,116,312)

Net decrease in net assets resulting from operations	(5,978,290)	(21,874,396)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,939,532)	(2,571,490)
Service Class	(198,553)	(42,499)

	(3,138,085)	(2,613,989)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	37,022,980	295,329,691
Service Class	8,496,569	7,889,125
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,939,532	2,571,490
Service Class	198,553	42,499

	48,657,634	305,832,805

Cost of shares redeemed:
Standard Class	(130,698,156)	(28,230,791)
Service Class	(3,676,633)	(2,158,233)

	(134,374,789)	(30,389,024)

Increase (decrease) in net assets derived from capital share transactions	(85,717,155)	275,443,781

NET INCREASE (DECREASE) IN NET ASSETS	(94,833,530)	250,955,396
NET ASSETS:
Beginning of year	250,955,396	—

End of year	$156,121,866	$250,955,396

Undistributed (distributions in excess of) net investment income	$228,233	$(85,006)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund–39

LVIP Dimensional International Core Equity Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP Dimensional International Core Equity Fund Standard Class

	Year Ended 12/31/16	5/1/15[1] to 12/31/15
Net asset value, beginning of period	$ 8.985	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.198	0.103
Net realized and unrealized gain (loss)	0.208	(1.022)
Total from investment operations	0.406	(0.919)

Less dividends and distributions from:
Net investment income	(0.199)	(0.096)
Total dividends and distributions	(0.199)	(0.096)

Net asset value, end of period	$ 9.192	$ 8.985

Total return[3]	4.51%	(9.18% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$145,238	$245,437
Ratio of expenses to average net assets	0.68%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.10%	1.02%
Ratio of net investment income to average net assets	2.23%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.81%	1.28%
Portfolio turnover	26%	92%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund–40

LVIP Dimensional International Core Equity Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP Dimensional International Core Equity Fund Service Class

	Year Ended 12/31/16	5/1/15[1] to 12/31/15
Net asset value, beginning of period	$ 8.987	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.178	0.086
Net realized and unrealized gain (loss)	0.203	(1.020)
Total from investment operations	0.381	(0.934)

Less dividends and distributions from:
Net investment income	(0.177)	(0.079)
Total dividends and distributions	(0.177)	(0.079)

Net asset value, end of period	$ 9.191	$ 8.987

Total return[3]	4.24%	(9.33% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,884	$5,518
Ratio of expenses to average net assets	0.93%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.35%	1.27%
Ratio of net investment income to average net assets	1.98%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.56%	1.03%
Portfolio turnover	26%	92%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund–41

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for the open tax year ended December 31, 2015, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not seperate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Dimensional International Core Equity Fund–42

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.17% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and the LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the annual operating expenses exceed 0.68% of average daily net assets for the Standard Class and 0.93% for the Service Class. This agreement will continue through at least April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and the LIAC.

Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$8,237
Legal	2,069

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,112 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$31,041
Management fees payable to LIAC	75,041
Distribution fees payable to LFD	2,258

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Dimensional International Core Equity Fund–43

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$41,485,401
Sales	128,985,387

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$163,941,213

Aggregate unrealized appreciation	$15,667,821
Aggregate unrealized depreciation	(23,628,386)

Net unrealized depreciation	$(7,960,565)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Dimensional International Core Equity Fund–44

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$9,594,498	$12,651	$—	$9,607,149
Austria	1,000,377	—	34,804	1,035,181
Belgium	2,147,976	—	—	2,147,976
Canada	14,095,915	—	—	14,095,915
China	23,512	—	—	23,512
Denmark	2,740,256	—	—	2,740,256
Finland	3,308,237	—	—	3,308,237
France	11,186,112	—	—	11,186,112
Germany	10,741,590	—	—	10,741,590
Hong Kong	4,482,225	—	6,364	4,488,589
Ireland	1,076,320	—	—	1,076,320
Israel	1,017,581	—	—	1,017,581
Italy	3,984,829	1,546	—	3,986,375
Japan	37,747,885	—	—	37,747,885
Netherlands	4,163,538	—	—	4,163,538
New Zealand	727,660	—	—	727,660
Norway	1,583,562	—	—	1,583,562
Portugal	426,361	—	—	426,361
Singapore	1,627,764	—	—	1,627,764
Spain	3,700,870	—	—	3,700,870
Sweden	4,226,758	—	—	4,226,758
Switzerland	10,056,524	—	—	10,056,524
United Kingdom	25,056,508	—	—	25,056,508
Preferred Stock	841,225	—	—	841,225
Rights	4,454	657	—	5,111
Money Market Fund	362,089	—	—	362,089

Total	$155,924,626	$14,854	$41,168	$155,980,648

Foreign Currency Exchange Contracts	$—	$(252)	$—	$(252)

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2016 and during the period from May 1, 2015* to December 31, 2015 was as follows:

	Year Ended 12/31/16	5/1/15* to 12/31/15
Ordinary income	$3,138,085	$2,613,989

* Date of commencement of operations.

LVIP Dimensional International Core Equity Fund–45

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$189,726,102
Undistributed ordinary income	318,869
Capital loss carryforward	(25,949,261)
Net unrealized depreciation	(7,973,844)

Net assets	$156,121,866

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of foreign currency exchange contracts and passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$108,535	$(108,535)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$22,529,763	$3,419,498	$25,949,261

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/16	5/1/15* to 12/31/15
Shares sold:
Standard Class	4,135,203	29,858,773
Service Class	956,498	838,976
Shares issued upon reinvestment of dividends and distributions:
Standard Class	318,870	287,157
Service Class	21,534	4,744

	5,432,105	30,989,650

Shares redeemed:
Standard Class	(15,970,128)	(2,828,775)
Service Class	(407,841)	(229,709)

	(16,377,969)	(3,058,484)

Net increase (decrease)	(10,945,864)	27,931,166

* Date of commencement of operations.

LVIP Dimensional International Core Equity Fund–46

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used futures contracts as a cash management tool.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(252)

The effect of derivative instruments on the Statement of Operation for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,821,510)	$(321)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,834,994)	—

Total		$(5,656,504)	$(321)

LVIP Dimensional International Core Equity Fund–47

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$143,752	$724,754
Futures contracts (average notional value)	1,684,231	—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the Statement of Net Assets.

At December 31, 2016, the Fund had no assets or liabilities that are subject to the offsetting provisions.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP Dimensional International Core Equity Fund–48

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional International Core Equity Fund–49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional International Core Equity Fund

We have audited the accompanying statement of net assets of the LVIP Dimensional International Core Equity Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional International Core Equity Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Dimensional International Core Equity Fund–50

LVIP Dimensional International Core Equity Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year ended December 31, 2016 as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Dimensional International Core Equity Fund–51

LVIP Dimensional International Core Equity Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed LVIP Dimensional International Core Equity Fund’s total return compared to the total returns of funds included in the Morningstar Foreign Large Value funds category. The Board noted that the Fund’s total return was below the return of the Morningstar category average over recent quarters. The Board considered that the Fund commenced operations in May 2015, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Dimensional were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules (which contain breakpoints for the LVIP Dimensional International Core Equity Fund and LVIP Dimensional U.S. Core Equity 1 Fund) compared to the subadvisory fees of comparable funds sub-advised by Dimensional noting that the subadvisory fess were within range of the other sub-advised funds. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC compensates Dimensional from its fees. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional stated it does not receive any direct benefit other than subadvisory fees, but may receive indirect benefits associated with a general increase in assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Dimensional International Core Equity Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Dimensional International Core Equity Fund–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Dimensional International Core Equity Fund–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional International Core Equity Fund–55

LVIP Dimensional U.S. Core Equity 2 Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Dimensional U.S. Core Equity 2 Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Dimensional Fund Advisors LP

The Fund returned 16.75% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 3000® Index1, returned 12.74%.

The US market had positive performance for the one-year period ended December 31, 2016, outperforming both developed ex US markets and emerging markets. The Russell 3000® Index returned +12.74%, as compared to +3.0% for the MSCI World ex USA IMI2 (net dividends), and +9.9% for the MSCI Emerging Markets IMI3 (net dividends). Using the Russell indices as proxies, US asset class returns ranged from +31.7% for small cap value stocks (Russell 2000® Value Index4) to +6.9% for micro cap growth stocks (Russell Microcap Growth Index5).

Along the market capitalization dimension, small caps (Russell 2000® Index6) outperformed large caps (Russell 1000® Index7) by 9.3% during the year. Along the relative price dimension, large cap value stocks (Russell 1000 Value8) outperformed large cap growth stocks (Russell 1000® Growth Index9) by 10.3%, and small cap value stocks (Russell 2000® Value Index) outperformed small cap growth stocks (Russell 2000® Growth Index10) by 20.4%.

The Fund’s greater allocation to small caps and micro caps benefited relative performance, as these stocks outperformed large caps for the year. With the low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Fund’s greater emphasis on value stocks had a positive impact on relative performance. Additionally, the Fund’s security screening practices generally exclude real estate investment trusts (REITs). This exclusion contributed positively to relative performance, as REITs underperformed the fund’s benchmark during the year.

The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the US market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the US equity market rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Fund.

Portfolio Managers:
Dimensional Fund Advisors LP:	Joseph H. Chi
Jed S. Fogdall
Henry F. Gray

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Fund Standard Class shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,068 for the Standard Class shares and to $11,023 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $11,077. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	16.75%
Inception (5/1/15)	+	6.26%

Service Class Shares
One Year	+	16.47%
Inception (5/1/15)	+	6.00%

1.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

2.

The MSCI World ex USA Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Dimensional U.S. Core Equity 2 Fund–1

LVIP Dimensional U.S. Core Equity 2 Fund

2016 Annual Report Commentary (unaudited) (continued)

5.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market.

6.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of the index.

7.	The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

8.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

9.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

10.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Dimensional U.S. Core Equity 2 Fund–2

LVIP Dimensional U.S. Core Equity 2 Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expense can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,128.40	0.50%	$2.68
Service Class Shares	1,000.00	1,127.00	0.75%	4.01
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.62	0.50%	$2.54
Service Class Shares	1,000.00	1,021.37	0.75%	3.81

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 2 Fund–3

LVIP Dimensional U.S. Core Equity 2 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.67%
Aerospace & Defense	2.10%
Air Freight & Logistics	0.57%
Airlines	1.08%
Auto Components	0.94%
Automobiles	0.78%
Banks	9.34%
Beverages	0.83%
Biotechnology	1.38%
Building Products	0.83%
Capital Markets	3.12%
Chemicals	2.51%
Commercial Services & Supplies	1.23%
Communications Equipment	1.72%
Construction & Engineering	0.63%
Construction Materials	0.31%
Consumer Finance	1.37%
Containers & Packaging	0.85%
Distributors	0.26%
Diversified Consumer Services	0.42%
Diversified Financial Services	0.52%
Diversified Telecommunication Services	2.66%
Electric Utilities	0.81%
Electrical Equipment	0.73%
Electronic Equipment, Instruments & Components	1.80%
Energy Equipment & Services	1.35%
Food & Staples Retailing	2.12%
Food Products	1.98%
Gas Utilities	0.25%
Health Care Equipment & Supplies	2.15%
Health Care Providers & Services	3.25%
Health Care Technology	0.19%
Hotels, Restaurants & Leisure	2.18%
Household Durables	1.14%
Household Products	0.93%
Independent Power & Renewable Electricity Producers	0.21%
Industrial Conglomerates	0.85%
Insurance	4.26%
Internet & Direct Marketing Retail	0.85%
Internet Software & Services	2.05%
IT Services	2.71%
Leisure Products	0.29%
Life Sciences Tools & Services	0.80%
Machinery	3.07%
Marine	0.09%
Media	3.76%

Security Type/Sector	Percentage of Net Assets

Metals & Mining	1.00%
Multiline Retail	0.70%
Multi-Utilities	0.48%
Oil, Gas & Consumable Fuels	5.43%
Paper & Forest Products	0.24%
Personal Products	0.29%
Pharmaceuticals	2.79%
Professional Services	0.66%
Real Estate Management & Development	0.41%
Road & Rail	1.44%
Semiconductors & Semiconductor Equipment	3.98%
Software	2.58%
Specialty Retail	2.82%
Technology Hardware, Storage & Peripherals	2.49%
Textiles, Apparel & Luxury Goods	0.71%
Thrifts & Mortgage Finance	0.65%
Tobacco	0.53%
Trading Companies & Distributors	0.81%
Transportation Infrastructure	0.04%
Water Utilities	0.12%
Wireless Telecommunication Services	0.23%
Right	0.00%
Money Market Fund	0.26%
Total Value of Securities	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Apple	1.84%
AT&T	1.72%
Exxon Mobil	1.48%
JPMorgan Chase & Co.	1.27%
Wells Fargo & Co.	1.14%
Comcast Class A	1.09%
Intel	0.99%
Microsoft	0.84%
Johnson & Johnson	0.80%
Cisco Systems	0.79%
Total	11.96%

IT–Information Technology

LVIP Dimensional U.S. Core Equity 2 Fund–4

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–99.67%
Aerospace & Defense–2.10%
AAR	1,552	$51,294
†Aerojet Rocketdyne Holdings	2,796	50,188
†Aerovironment	1,176	31,552
Arconic	7,399	137,177
†Astronics	1,340	45,346
†Astronics Class B	683	23,017
B/E Aerospace	2,519	151,619
Boeing	3,171	493,661
BWX Technologies	2,465	97,861
Cubic	1,296	62,143
Curtiss-Wright	2,325	228,687
†DigitalGlobe	3,440	98,556
†Ducommun	1,095	27,988
†Engility Holdings	2,146	72,320
†Esterline Technologies	1,447	129,072
General Dynamics	2,770	478,268
HEICO	877	67,661
HEICO Class A	1,714	116,381
Hexcel	5,184	266,665
Huntington Ingalls Industries	934	172,033
†KEYW Holding	2,189	25,808
†KLX	2,760	124,504
†Kratos Defense & Security Solutions	2,339	17,309
L-3 Communications Holdings	1,556	236,683
Lockheed Martin	1,467	366,662
†Mercury Systems	2,137	64,580
†Moog Class A	1,776	116,648
National Presto Industries	280	29,792
Northrop Grumman	1,151	267,700
Orbital ATK	2,640	231,607
Raytheon	2,522	358,124
Rockwell Collins	1,452	134,688
†Sparton	651	15,526
Spirit AeroSystems Holdings Class A	3,585	209,185
†TASER International	1,980	47,995
†Teledyne Technologies	1,770	217,710
Textron	6,550	318,068
TransDigm Group	397	98,837
Triumph Group	2,184	57,876
United Technologies	13,561	1,486,557
†Vectrus	700	16,695
†Wesco Aircraft Holdings	5,108	76,365

		7,320,408

Air Freight & Logistics–0.57%
†Air Transport Services Group	3,863	61,653
†Atlas Air Worldwide Holdings	1,487	77,547
CH Robinson Worldwide	1,740	127,472
†Echo Global Logistics	1,028	25,751
Expeditors International of Washington	2,111	111,799
FedEx	3,838	714,636

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Air Freight & Logistics (continued)
Forward Air	1,503	$71,212
†Hub Group Class A	1,581	69,169
Park-Ohio Holdings	841	35,827
†Radiant Logistics	4,220	16,458
United Parcel Service Class B	3,468	397,572
†XPO Logistics	6,306	272,167

		1,981,263

Airlines–1.08%
Alaska Air Group	4,665	413,925
Allegiant Travel	775	128,960
American Airlines Group	4,187	195,491
Copa Holdings Class A	1,466	133,157
Delta Air Lines	17,885	879,763
†Hawaiian Holdings	3,431	195,567
†JetBlue Airways	14,528	325,718
SkyWest	2,247	81,903
Southwest Airlines	9,962	496,506
†Spirit Airlines	4,146	239,888
†United Continental Holdings	9,048	659,418

		3,750,296

Auto Components–0.94%
†Adient	1,448	84,853
†American Axle & Manufacturing Holdings	4,890	94,377
Autoliv	2,049	231,844
BorgWarner	5,650	222,836
Cooper Tire & Rubber	3,194	124,087
†Cooper-Standard Holdings	928	95,937
Dana	10,455	198,436
Delphi Automotive	1,895	127,628
†Dorman Products	1,840	134,430
†Federal-Mogul Holdings Class A	4,366	45,013
†Fox Factory Holding	1,720	47,730
Gentex	14,236	280,307
†Gentherm	1,671	56,563
Goodyear Tire & Rubber	11,997	370,347
†Horizon Global	1,513	36,312
LCI Industries	1,644	177,141
Lear	2,897	383,476
†Modine Manufacturing	3,332	49,647
†Motorcar Parts of America	986	26,543
Standard Motor Products	2,098	111,656
†Stoneridge	1,645	29,100
Superior Industries International	1,457	38,392
†Tenneco	1,920	119,942
Tower International	1,402	39,747
Visteon	1,837	147,585

		3,273,929

Automobiles–0.78%
Ford Motor	86,205	1,045,667

LVIP Dimensional U.S. Core Equity 2 Fund–5

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Automobiles (continued)
General Motors	31,899	$1,111,361
Harley-Davidson	3,312	193,222
†Tesla Motors	215	45,943
Thor Industries	2,903	290,445
Winnebago Industries	1,195	37,822

		2,724,460

Banks–9.34%
1st Source	1,769	79,004
Access National	600	16,656
Ameris Bancorp	1,669	72,768
Arrow Financial	587	23,773
Associated Banc-Corp	6,770	167,219
†Atlantic Capital Bancshares	1,167	22,173
Banc of California	2,993	51,929
BancFirst	1,077	100,215
†Bancorp	3,933	30,913
BancorpSouth	4,340	134,757
Bank of America	95,688	2,114,705
Bank of Hawaii	2,277	201,947
Bank of Marin Bancorp	451	31,457
Bank of the Ozarks	3,688	193,952
BankUnited	5,075	191,277
Banner	1,931	107,769
BB&T	11,719	551,027
Berkshire Hills Bancorp	1,876	69,131
Blue Hills Bancorp	748	14,025
BNC Bancorp	2,399	76,528
BOK Financial	1,777	147,562
Boston Private Financial Holdings	5,510	91,191
Bridge Bancorp	778	29,486
Brookline Bancorp	4,177	68,503
Bryn Mawr Bank	1,024	43,162
Camden National	878	39,005
Capital Bank Financial	1,391	54,597
Cardinal Financial	1,427	46,791
Carolina Financial	57	1,755
†Cascade Bancorp	1,783	14,478
Cathay General Bancorp	4,152	157,901
CenterState Banks	2,710	68,211
Central Pacific Financial	1,797	56,462
Chemical Financial	3,467	187,807
CIT Group	5,959	254,330
Citigroup	26,985	1,603,719
Citizens & Northern	430	11,266
Citizens Financial Group	9,715	346,145
City Holding	834	56,378
CNB Financial	584	15,616
CoBiz Financial	1,737	29,338
Columbia Banking System	3,256	145,478
Comerica	3,336	227,215
Commerce Bancshares	4,613	266,657

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Banks (continued)
Community Bank System	2,425	$149,841
Community Trust Bancorp	1,117	55,403
ConnectOne Bancorp	2,112	54,806
†CU Bancorp	611	21,874
Cullen/Frost Bankers	2,455	216,605
†Customers Bancorp	1,529	54,769
CVB Financial	5,322	122,033
†Eagle Bancorp	1,471	89,657
East West Bancorp	4,363	221,771
Enterprise Financial Services	1,394	59,942
Farmers Capital Bank	466	19,595
†FCB Financial Holdings Class A	1,963	93,635
Fidelity Southern	1,403	33,209
Fifth Third Bancorp	20,220	545,333
Financial Institutions	629	21,512
First BanCorp	1,423	38,620
†First BanCorp (Puerto Rico)	12,426	82,136
First Busey	2,171	66,823
First Business Financial Services	400	9,488
First Citizens BancShares Class A	620	220,100
First Commonwealth Financial	4,553	64,562
First Community Bancshares	1,227	36,982
First Connecticut Bancorp	902	20,430
First Financial	910	48,048
First Financial Bancorp	3,485	99,148
First Financial Bankshares	2,932	132,526
†First Foundation	1,074	30,609
First Horizon National	11,376	227,634
First Interstate BancSystem	1,477	62,846
First Merchants	2,572	96,836
First Midwest Bancorp	4,136	104,351
First NBC Bank Holding	1,064	7,767
First of Long Island	1,230	35,117
First Republic Bank	2,570	236,800
Flushing Financial	1,741	51,168
FNB	8,517	136,528
†Franklin Financial Network	362	15,150
Fulton Financial	8,074	151,791
German American Bancorp	700	36,827
Glacier Bancorp	3,885	140,754
Great Southern Bancorp	741	40,496
Great Western Bancorp	2,539	110,675
Guaranty Bancorp	1,516	36,687
Hancock Holding	4,070	175,417
Hanmi Financial	1,836	64,076
Heartland Financial USA	1,346	64,608
Heritage Commerce	1,727	24,921
Heritage Financial	1,608	41,406
Hilltop Holdings	4,920	146,616
Home BancShares	7,142	198,333
†HomeTrust Bancshares	1,279	33,126
Hope Bancorp	6,421	140,556

LVIP Dimensional U.S. Core Equity 2 Fund–6

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Banks (continued)
Horizon Bancorp	1,191	$33,348
Huntington Bancshares	22,008	290,946
IBERIABANK	1,755	146,981
Independent Bank	1,362	95,953
Independent Bank Group	1,061	66,206
International Bancshares	3,323	135,578
Investors Bancorp	13,259	184,963
JPMorgan Chase & Co.	51,151	4,413,820
KeyCorp	24,375	445,331
Lakeland Bancorp	2,566	50,037
Lakeland Financial	967	45,797
LegacyTexas Financial Group	2,465	106,143
M&T Bank	1,946	304,413
MainSource Financial Group	1,404	48,298
MB Financial	3,671	173,381
Mercantile Bank	1,121	42,262
National Bank Holdings Class A	1,365	43,530
NBT Bancorp	2,252	94,314
OFG Bancorp	3,457	45,287
Old National Bancorp	6,746	122,440
Opus Bank	1,518	45,616
Pacific Continental	830	18,135
†Pacific Premier Bancorp	1,366	48,288
PacWest Bancorp	4,607	250,805
Park National	722	86,395
Park Sterling	2,883	31,108
Peapack Gladstone Financial	901	27,823
Peoples Bancorp	1,224	39,731
People’s United Financial	6,145	118,967
Pinnacle Financial Partners	1,852	128,344
PNC Financial Services Group	6,824	798,135
Popular	4,365	191,274
Preferred Bank	736	38,581
PrivateBancorp	3,063	165,984
Prosperity Bancshares	2,826	202,850
QCR Holdings	440	19,052
Regions Financial	33,636	483,013
Renasant	1,829	77,220
Republic Bancorp Class A	900	35,586
S&T Bancorp	1,882	73,473
Sandy Spring Bancorp	1,079	43,149
†Seacoast Banking Corp. of Florida	1,729	38,142
ServisFirst Bancshares	1,964	73,532
Sierra Bancorp	878	23,346
†Signature Bank	1,182	177,536
Simmons First National Class A	1,649	102,485
South State	1,306	114,144
Southside Bancshares	1,440	54,245
Southwest Bancorp	899	26,071
State Bank Financial	1,643	44,131
Sterling Bancorp	5,592	130,853
Stock Yards Bancorp	886	41,598

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Banks (continued)
Stonegate Bank	451	$18,820
Sun Bancorp	1,066	27,716
SunTrust Banks	6,813	373,693
†SVB Financial Group	1,455	249,765
Synovus Financial	5,755	236,415
TCF Financial	9,339	182,951
†Texas Capital Bancshares	2,287	179,301
Tompkins Financial	757	71,567
Towne Bank	3,029	100,714
TriCo Bancshares	1,330	45,459
†TriState Capital Holdings	1,385	30,609
Trustmark	3,540	126,201
U.S. Bancorp	22,698	1,165,996
UMB Financial	1,983	152,929
Umpqua Holdings	8,614	161,771
Union Bankshares	1,989	71,087
United Bankshares	3,213	148,601
United Community Banks	3,557	105,358
Univest Corp. of Pennsylvania	1,016	31,394
Valley National Bancorp	10,304	119,939
Washington Trust Bancorp	1,005	56,330
Webster Financial	4,335	235,304
Wells Fargo & Co.	71,963	3,965,881
WesBanco	2,017	86,852
West Bancorporation	758	18,723
Westamerica Bancorporation	989	62,238
†Western Alliance Bancorp	4,975	242,332
Wintrust Financial	2,475	179,611
Yadkin Financial	1,815	62,182
Zions Bancorporation	3,647	156,967

		32,509,567

Beverages–0.83%
†Boston Beer Class A	499	84,755
Brown-Forman Class A	428	19,795
Brown-Forman Class B	1,106	49,682
Coca-Cola	24,481	1,014,982
Coca-Cola Bottling Consolidated	632	113,033
Constellation Brands Class A	1,179	180,752
†Craft Brewers Alliance	613	10,360
Dr Pepper Snapple Group	2,266	205,458
MGP Ingredients	923	46,132
Molson Coors Brewing Class B	2,173	211,455
†Monster Beverage	1,425	63,185
National Beverage	964	49,241
PepsiCo	7,890	825,531

		2,874,361

Biotechnology–1.38%
AbbVie	8,919	558,508
†Acorda Therapeutics	1,804	33,915
†Adamas Pharmaceuticals	1,097	18,539

LVIP Dimensional U.S. Core Equity 2 Fund–7

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Akebia Therapeutics	1,002	$10,431
†Alexion Pharmaceuticals	821	100,449
†Alkermes	437	24,288
†Alnylam Pharmaceuticals	447	16,736
†AMAG Pharmaceuticals	989	34,417
Amgen	6,167	901,677
†Aptevo Therapeutics	1,004	2,450
†Biogen	1,429	405,236
†BioMarin Pharmaceutical	900	74,556
†BioSpecifics Technologies	665	37,041
†Bluebird Bio	717	44,239
†Celgene	4,274	494,715
†Concert Pharmaceuticals	1,000	10,290
†Emergent BioSolutions	2,009	65,976
†Enanta Pharmaceuticals	508	17,018
†Exelixis	6,236	92,979
†Five Prime Therapeutics	2,270	113,750
Gilead Sciences	7,180	514,160
†Incyte	1,361	136,467
†Insys Therapeutics	1,480	13,616
†Intrexon	1,704	41,407
†Ionis Pharmaceuticals	772	36,925
†Karyopharm Therapeutics	1,386	13,028
†Ligand Pharmaceuticals Class B	194	19,712
†Momenta Pharmaceuticals	2,972	44,729
†Myriad Genetics	2,645	44,092
†Neurocrine Biosciences	1,020	39,474
†OPKO Health	6,890	64,077
†Otonomy	732	11,639
PDL BioPharma	8,018	16,998
†Regeneron Pharmaceuticals	318	116,735
†Repligen	1,034	31,868
†Retrophin	1,200	22,716
†Sarepta Therapeutics	400	10,972
†Seattle Genetics	500	26,385
†Spectrum Pharmaceuticals	1,980	8,771
†TESARO	300	40,344
†Ultragenyx Pharmaceutical	445	31,288
†United Therapeutics	2,735	392,281
†Vertex Pharmaceuticals	408	30,057
†Xencor	1,202	31,637

		4,796,588

Building Products–0.83%
AAON	2,821	93,234
Advanced Drainage Systems	2,948	60,729
Allegion	1,062	67,968
†American Woodmark	1,051	79,088
AO Smith	1,106	52,369
Apogee Enterprises	1,544	82,697
†Armstrong Flooring	1,730	34,444
†Armstrong World Industries	2,482	103,748

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Building Products (continued)
†Builders FirstSource	7,695	$84,414
†Continental Building Products	2,885	66,643
†CSW Industrials	545	20,083
Fortune Brands Home & Security	3,952	211,274
†Gibraltar Industries	1,375	57,269
Griffon	2,129	55,780
Insteel Industries	1,017	36,246
Johnson Controls International	14,483	596,555
Lennox International	699	107,066
Masco	3,083	97,484
†NCI Building Systems	5,002	78,281
Owens Corning	4,276	220,471
†Patrick Industries	1,033	78,818
†PGT	4,142	47,426
†Ply Gem Holdings	2,902	47,157
Quanex Building Products	1,644	33,373
Simpson Manufacturing	2,054	89,863
†Trex	1,025	66,010
Universal Forest Products	980	100,136
†USG	7,883	227,661

		2,896,287

Capital Markets–3.12%
†Affiliated Managers Group	1,396	202,839
Ameriprise Financial	4,670	518,090
Artisan Partners Asset Management	1,669	49,653
Bank of New York Mellon	15,000	710,700
BGC Partners Class A	15,979	163,465
BlackRock	1,774	675,078
CBOE Holdings	1,393	102,929
Charles Schwab	10,278	405,673
CME Group	3,129	360,930
Cohen & Steers	2,586	86,890
†Cowen Group Class A	1,499	23,235
Diamond Hill Investment Group	200	42,076
†E*TRADE Financial	7,690	266,459
Eaton Vance	4,530	189,716
Evercore Partners Class A	2,348	161,308
FactSet Research Systems	656	107,210
Federated Investors Class B	4,812	136,083
Financial Engines	1,550	56,963
Franklin Resources	6,758	267,482
GAIN Capital Holdings	2,244	14,766
Goldman Sachs Group	3,450	826,103
Greenhill & Co.	974	26,980
Interactive Brokers Group	4,759	173,751
Intercontinental Exchange	7,922	446,959
†INTL. FCStone	844	33,422
Invesco	11,074	335,985
Investment Technology Group	1,487	29,353
Janus Capital Group	8,191	108,695
†KCG Holdings	5,141	68,118

LVIP Dimensional U.S. Core Equity 2 Fund–8

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
Legg Mason	4,178	$124,964
LPL Financial Holdings	5,364	188,866
MarketAxess Holdings	688	101,081
Moelis & Co. Class A	1,121	38,002
Moody’s	891	83,995
Morgan Stanley	19,952	842,972
Morningstar	1,224	90,037
MSCI	1,329	104,699
Nasdaq	4,281	287,341
Northern Trust	4,855	432,338
NorthStar Asset Management Group	7,045	105,111
OM Asset Management	4,271	61,930
Oppenheimer Holdings Class A	765	14,229
†Piper Jaffray	673	48,793
Raymond James Financial	3,602	249,511
S&P Global	1,347	144,856
†Safeguard Scientifics	1,565	21,049
SEI Investments	1,515	74,780
State Street	5,377	417,900
†Stifel Financial	2,519	125,824
T. Rowe Price Group	4,211	316,920
TD Ameritrade Holding	4,848	211,373
Virtus Investment Partners	230	27,152
Waddell & Reed Financial Class A	3,757	73,299
Westwood Holdings Group	439	26,336
WisdomTree Investments	5,289	58,919

		10,863,188

Chemicals–2.51%
A Schulman	1,598	53,453
†AdvanSix	162	3,587
Air Products & Chemicals	2,191	315,110
Albemarle	2,868	246,877
American Vanguard	1,373	26,293
Ashland Global Holdings	1,225	133,880
†Axalta Coating Systems	1,873	50,946
Balchem	1,397	117,236
Cabot	3,428	173,251
Calgon Carbon	2,629	44,693
Celanese Class A	3,643	286,850
CF Industries Holdings	8,601	270,759
Chase	400	33,420
Chemours	3,983	87,984
†Chemtura	2,919	96,911
Dow Chemical	22,758	1,302,213
Eastman Chemical	4,785	359,880
Ecolab	1,877	220,022
EI du Pont de Nemours & Co.	5,227	383,662
†Ferro	5,670	81,251
†Flotek Industries	3,167	29,738
FMC	2,749	155,483
FutureFuel	2,591	36,015

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
†GCP Applied Technologies	3,136	$83,888
Hawkins	465	25,087
HB Fuller	2,574	124,350
Huntsman	14,889	284,082
†Ingevity	1,619	88,818
Innophos Holdings	1,037	54,194
Innospec	1,066	73,021
International Flavors & Fragrances	740	87,194
KMG Chemicals	636	24,734
†Koppers Holdings	1,366	55,050
†Kraton	1,707	48,615
Kronos Worldwide	3,617	43,187
†LSB Industries	2,413	20,317
LyondellBasell Industries Class A	3,486	299,029
Minerals Technologies	1,804	139,359
Monsanto	1,828	192,324
Mosaic	7,084	207,774
NewMarket	466	197,509
Olin	8,076	206,826
†OMNOVA Solutions	2,345	23,450
†Platform Specialty Products	10,201	100,072
PolyOne	3,980	127,519
PPG Industries	1,490	141,192
Praxair	1,892	221,723
Quaker Chemical	589	75,357
Rayonier Advanced Materials	1,438	22,231
RPM International	2,715	146,148
Scotts Miracle-Gro Class A	2,103	200,942
Sensient Technologies	1,925	151,267
Sherwin-Williams	394	105,884
Stepan	986	80,339
†Trecora Resources	817	11,315
Tredegar	1,894	45,456
Trinseo	2,479	147,005
Tronox	3,659	37,724
Valspar	875	90,659
Westlake Chemical	2,177	121,890
WR Grace & Co.	1,682	113,770

		8,728,815

Commercial Services & Supplies–1.23%
ABM Industries	2,328	95,076
†ACCO Brands	6,158	80,362
†ARC Document Solutions	3,148	15,992
Brady Class A	2,770	104,013
Brink’s	2,865	118,181
†Casella Waste Systems	2,159	26,793
CECO Environmental	1,187	16,559
Cintas	1,198	138,441
†Clean Harbors	3,111	173,127
†Copart	2,128	117,912
Covanta Holding	7,747	120,853

LVIP Dimensional U.S. Core Equity 2 Fund–9

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Deluxe	2,847	$203,874
Ennis	1,143	19,831
Essendant	1,656	34,610
G&K Services Class A	1,284	123,842
Healthcare Services Group	1,609	63,025
Herman Miller	3,823	130,747
HNI	2,546	142,372
†Hudson Technologies	1,167	9,348
†InnerWorkings	2,700	26,595
Interface Class A	4,314	80,025
KAR Auction Services	5,554	236,711
Kimball International Class B	2,416	42,425
Knoll	3,200	89,376
LSC Communications	933	27,703
Matthews International Class A	1,418	108,973
McGrath RentCorp	1,362	53,377
Mobile Mini	1,983	59,986
MSA Safety	1,954	135,471
Multi-Color	1,058	82,101
†NL Industries	2,090	17,033
Pitney Bowes	4,363	66,274
Quad	2,704	72,684
Republic Services	6,256	356,905
Rollins	1,429	48,272
RR Donnelley & Sons	2,489	40,620
†SP Plus	1,195	33,639
Steelcase Class A	4,018	71,922
†Stericycle	1,411	108,703
†Team	1,744	68,452
Tetra Tech	2,523	108,867
†TRC	1,726	18,296
U.S. Ecology	1,083	53,229
UniFirst	592	85,041
Viad	1,421	62,666
VSE	190	7,380
Waste Management	4,643	329,235
West	2,457	60,835

		4,287,754

Communications Equipment–1.72%
ADTRAN	3,319	74,180
†Arista Networks	482	46,643
†ARRIS International	5,254	158,303
Bel Fuse Class B	100	3,090
Black Box	1,723	26,276
Brocade Communications Systems	21,104	263,589
†CalAmp	1,620	23,490
†Calix	2,250	17,325
†Ciena	6,205	151,464
Cisco Systems	91,527	2,765,946
†CommScope Holding	3,189	118,631
Comtech Telecommunications	715	8,473

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
†Digi International	1,498	$20,597
†EchoStar Class A	2,542	130,633
†Extreme Networks	3,123	15,709
†F5 Networks	834	120,696
†Finisar	5,923	179,289
†Harmonic	3,856	19,280
Harris	3,389	347,271
†Infinera	2,580	21,904
InterDigital	1,960	179,046
†Ixia	3,546	57,091
Juniper Networks	7,738	218,676
†Lumentum Holdings	1,109	42,863
Motorola Solutions	1,654	137,100
†NETGEAR	1,744	94,786
†NetScout Systems	3,759	118,409
†Oclaro	6,198	55,472
†Palo Alto Networks	444	55,522
Plantronics	2,355	128,960
†ShoreTel	1,706	12,198
†Sonus Networks	3,105	19,561
†Ubiquiti Networks	1,836	106,121
†ViaSat	2,486	164,623
†Viavi Solutions	10,641	87,043

		5,990,260

Construction & Engineering–0.63%
†AECOM	5,437	197,689
†Aegion	1,719	40,740
Argan	1,039	73,301
Chicago Bridge & Iron	4,083	129,635
Comfort Systems USA	2,009	66,900
†Dycom Industries	1,884	151,266
EMCOR Group	3,278	231,951
Fluor	3,919	205,826
Granite Construction	1,869	102,795
†Great Lakes Dredge & Dock	5,107	21,449
†IES Holdings	1,179	22,578
†Jacobs Engineering Group	2,317	132,069
KBR	8,326	138,961
†MasTec	4,038	154,453
†MYR Group	1,177	44,349
†Northwest Pipe	539	9,282
†NV5 Global	440	14,696
Primoris Services	2,288	52,121
†Quanta Services	6,073	211,644
†Tutor Perini	2,173	60,844
Valmont Industries	893	125,824

		2,188,373

Construction Materials–0.31%
Eagle Materials	2,184	215,190
†Headwaters	4,098	96,385

LVIP Dimensional U.S. Core Equity 2 Fund–10

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Construction Materials (continued)
Martin Marietta Materials	1,215	$269,159
†Summit Materials Class A	4,561	108,506
†U.S. Concrete	812	53,186
United States Lime & Minerals	277	20,983
Vulcan Materials	2,478	310,122

		1,073,531

Consumer Finance–1.37%
Ally Financial	18,219	346,525
American Express	13,130	972,670
Capital One Financial	7,085	618,095
†Credit Acceptance	948	206,199
Discover Financial Services	8,750	630,787
†Encore Capital Group	1,119	32,059
†Enova International	2,659	33,370
†EZCORP Class A	2,772	29,522
FirstCash	2,670	125,482
†Green Dot Class A	2,915	68,648
Navient	19,647	322,800
Nelnet Class A	1,681	85,311
†OneMain Holdings	6,278	138,995
†PRA Group	2,436	95,248
†Regional Management	129	3,390
†Santander Consumer USA Holdings	17,892	241,542
†SLM	23,153	255,146
Synchrony Financial	14,603	529,651
†World Acceptance	395	25,391

		4,760,831

Containers & Packaging–0.85%
AEP Industries	347	40,287
AptarGroup	2,881	211,609
Avery Dennison	1,309	91,918
Ball	3,239	243,152
Bemis	4,988	238,526
†Berry Plastics Group	2,666	129,914
†Crown Holdings	1,738	91,367
Graphic Packaging Holding	20,623	257,375
Greif Class A	1,638	84,046
International Paper	4,000	212,240
Myers Industries	2,439	34,878
†Owens-Illinois	8,903	155,001
Packaging Corp. of America	3,246	275,326
Sealed Air	2,186	99,113
Silgan Holdings	3,212	164,390
Sonoco Products	5,253	276,833
WestRock	6,762	343,307

		2,949,282

Distributors–0.26%
Core-Mark Holding	2,242	96,563
Genuine Parts	4,772	455,917
†LKQ	7,749	237,507

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Distributors (continued)
Pool	1,102	$114,983
Weyco Group	507	15,869

		920,839

Diversified Consumer Services–0.42%
†American Public Education	1,300	31,915
†Apollo Education Group Class A	3,529	34,937
†Ascent Capital Group Class A	345	5,610
†Bridgepoint Education	2,198	22,266
†Bright Horizons Family Solutions	1,797	125,826
Capella Education	708	62,162
†Career Education	3,948	39,835
Carriage Services	768	21,996
DeVry Education Group	3,147	98,186
Graham Holdings	162	82,936
†Grand Canyon Education	3,070	179,441
H&R Block	5,002	114,996
†Houghton Mifflin Harcourt	4,461	48,402
†K12	2,788	47,842
†Regis	2,095	30,419
Service Corp. International	8,782	249,409
†ServiceMaster Global Holdings	2,625	98,884
†Sotheby’s	2,959	117,946
†Strayer Education	800	64,504

		1,477,512

Diversified Financial Services–0.52%
†Berkshire Hathaway Class B	8,948	1,458,345
Leucadia National	7,021	163,238
Marlin Business Services	729	15,236
†NewStar Financial	1,435	13,274
†On Deck Capital	2,037	9,431
†PICO Holdings	1,481	22,437
Voya Financial	3,680	144,330

		1,826,291

Diversified Telecommunication Services–2.66%
AT&T	140,820	5,989,075
ATN International	622	49,841
CenturyLink	22,415	533,029
†Cincinnati Bell	1,239	27,692
Cogent Communications Holdings	1,769	73,148
Consolidated Communications Holdings	3,804	102,137
†FairPoint Communications	1,193	22,309
Frontier Communications	25,266	85,399
†General Communication Class A	2,677	52,068
†Hawaiian Telcom Holdco	500	12,390
IDT Class B	1,774	32,890
Inteliquent	1,868	42,815
†Iridium Communications	4,205	40,368
†Level 3 Communications	4,870	274,473
†Lumos Networks	1,037	16,198

LVIP Dimensional U.S. Core Equity 2 Fund–11

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
†ORBCOMM	2,840	$23,487
†SBA Communications Class A	931	96,135
Verizon Communications	31,078	1,658,944
†Vonage Holdings	9,457	64,780
†Zayo Group Holdings	1,831	60,167

		9,257,345

Electric Utilities–0.81%
ALLETE	1,303	83,640
Alliant Energy	1,946	73,734
American Electric Power	2,202	138,638
Avangrid	717	27,160
Duke Energy	3,170	246,055
Edison International	1,747	125,767
El Paso Electric	1,457	67,751
Empire District Electric	1,293	44,078
Entergy	1,452	106,678
Eversource Energy	2,180	120,401
Exelon	4,324	153,459
FirstEnergy	3,436	106,413
Great Plains Energy	2,778	75,978
Hawaiian Electric Industries	1,848	61,113
IDACORP	1,203	96,902
MGE Energy	1,434	93,640
NextEra Energy	1,985	237,128
OGE Energy	2,074	69,375
Otter Tail	1,714	69,931
PG&E	2,539	154,295
Pinnacle West Capital	1,088	84,897
PNM Resources	2,378	81,565
Portland General Electric	1,891	81,937
PPL	2,607	88,768
Southern	4,185	205,860
Westar Energy	1,044	58,829
Xcel Energy	1,966	80,016

		2,834,008

Electrical Equipment–0.73%
Acuity Brands	524	120,971
Allied Motion Technologies	758	16,214
AMETEK	5,820	282,852
AZZ	1,479	94,508
†Babcock & Wilcox Enterprises	2,436	40,413
Eaton	5,924	397,441
Emerson Electric	6,411	357,413
Encore Wire	1,119	48,509
EnerSys	1,870	146,047
†Generac Holdings	2,798	113,991
General Cable	2,165	41,243
Hubbell	2,390	278,913
LSI Industries	457	4,451
Powell Industries	509	19,851

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Electrical Equipment (continued)
Regal Beloit	2,053	$142,170
Rockwell Automation	1,461	196,358
†Sensata Technologies Holding	5,210	202,930
†Thermon Group Holdings	1,338	25,542
†Vicor	1,194	18,029

		2,547,846

Electronic Equipment, Instruments & Components–1.80%
Amphenol Class A	2,484	166,925
†Anixter International	1,760	142,648
†Arrow Electronics	3,275	233,507
Avnet	4,172	198,629
AVX	5,631	88,013
Badger Meter	1,286	47,518
Belden	2,362	176,607
†Benchmark Electronics	2,238	68,259
CDW	2,109	109,858
Cognex	2,283	145,244
†Coherent	1,139	156,482
Corning	12,404	301,045
CTS	1,364	30,554
Daktronics	1,460	15,622
Dolby Laboratories Class A	2,812	127,074
†Electro Scientific Industries	460	2,723
†ePlus	532	61,286
†Fabrinet	1,681	67,744
†FARO Technologies	954	34,344
†Fitbit Class A	1,208	8,843
†Flextronics International	19,422	279,094
FLIR Systems	6,616	239,433
†II-VI	2,715	80,500
†Insight Enterprises	3,069	124,110
†InvenSense	2,500	31,975
†IPG Photonics	2,083	205,613
†Itron	1,951	122,620
Jabil Circuit	11,687	276,631
†Kemet	2,037	13,505
†Keysight Technologies	6,402	234,121
†Kimball Electronics	1,253	22,805
†Knowles	4,393	73,407
Littelfuse	701	106,391
Mesa Laboratories	195	23,936
Methode Electronics	1,960	81,046
MTS Systems	843	47,798
National Instruments	4,223	130,153
†Novanta	1,849	38,829
†OSI Systems	767	58,384
Park Electrochemical	1,422	26,520
PC Connection	1,762	49,495
†Plexus	1,477	79,817
†Rogers	795	61,064
†Sanmina	3,418	125,270

LVIP Dimensional U.S. Core Equity 2 Fund–12

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†ScanSource	1,186	$47,855
SYNNEX	2,136	258,499
Systemax	1,538	13,488
TE Connectivity	6,470	448,242
†Tech Data	1,559	132,016
†Trimble	4,888	147,373
†TTM Technologies	4,390	59,836
†Universal Display	689	38,791
†VeriFone Systems	4,122	73,083
Vishay Intertechnology	6,250	101,250
†Zebra Technologies	2,662	228,293

		6,264,168

Energy Equipment & Services–1.35%
Archrock	6,266	82,711
Atwood Oceanics	3,242	42,567
Baker Hughes	3,689	239,674
Bristow Group	1,547	31,683
†CARBO Ceramics	560	5,858
Core Laboratories	1,030	123,641
†Diamond Offshore Drilling	5,355	94,783
†Dril-Quip	1,887	113,314
†Era Group	1,340	22,740
†Exterran	3,133	74,879
†FMC Technologies	3,813	135,476
†Forum Energy Technologies	4,515	99,330
Frank’s International	2,966	36,511
†Geospace Technologies	1,182	24,066
†Gulfmark Offshore	2,023	3,540
Halliburton	4,187	226,475
†Helix Energy Solutions Group	7,128	62,869
Helmerich & Payne	2,086	161,456
†Hornbeck Offshore Services	1,588	11,465
†ION Geophysical	332	1,992
†Matrix Service	1,451	32,938
†McDermott International	12,535	92,634
Nabors Industries	12,554	205,886
National Oilwell Varco	7,039	263,540
†Natural Gas Services Group	679	21,830
†Newpark Resources	6,448	48,360
Noble	10,715	63,433
Oceaneering International	4,875	137,524
†Oil States International	2,950	115,050
†Parker Drilling	2,258	5,871
Patterson-UTI Energy	6,517	175,438
†PHI	903	16,272
†Pioneer Energy Services	5,840	40,004
†Rowan	4,327	81,737
RPC	3,412	67,592
Schlumberger	12,495	1,048,955
†SEACOR Holdings	769	54,814
Superior Energy Services	6,675	112,674

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Tesco	2,570	$21,203
†TETRA Technologies	3,841	19,282
Tidewater	2,609	8,897
†Transocean	17,315	255,223
U.S. Silica Holdings	1,825	103,441
†Unit	2,450	65,832
†Weatherford International	11,500	57,385

		4,710,845

Food & Staples Retailing–2.12%
Andersons	1,719	76,839
Casey’s General Stores	2,344	278,655
†Chefs’ Warehouse	1,611	25,454
Costco Wholesale	2,835	453,912
CVS Health	18,148	1,432,059
Ingles Markets Class A	1,007	48,437
Kroger	6,151	212,271
†Natural Grocers by Vitamin Cottage	985	11,712
PriceSmart	1,239	103,457
†Rite Aid	12,700	104,648
SpartanNash	1,665	65,834
†Sprouts Farmers Market	3,821	72,293
†SUPERVALU	7,851	36,664
Sysco	2,701	149,554
†United Natural Foods	2,490	118,823
Village Super Market Class A	310	9,579
Walgreens Boots Alliance	16,384	1,355,940
Wal-Mart Stores	35,057	2,423,140
Weis Markets	1,415	94,579
Whole Foods Market	10,348	318,304

		7,392,154

Food Products–1.98%
Alico	310	8,417
Archer-Daniels-Midland	5,460	249,249
B&G Foods	3,759	164,644
†Blue Buffalo Pet Products	4,509	108,396
Bunge	4,968	358,888
Calavo Growers	882	54,155
Cal-Maine Foods	2,819	124,529
Campbell Soup	1,316	79,579
Conagra Brands	10,286	406,811
†Darling Ingredients	8,307	107,243
Dean Foods	5,661	123,297
†Farmer Brothers	1,079	39,599
Flowers Foods	7,829	156,345
Fresh Del Monte Produce	2,394	145,148
General Mills	3,749	231,576
†Hain Celestial Group	4,249	165,838
Hershey	945	97,741
Hormel Foods	2,332	81,177
Ingredion	2,517	314,524

LVIP Dimensional U.S. Core Equity 2 Fund–13

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Food Products (continued)
J&J Snack Foods	1,165	$155,446
JM Smucker	2,861	366,380
John B Sanfilippo & Son	378	26,607
Kellogg	1,444	106,437
Kraft Heinz	5,364	468,384
Lamb Weston Holdings	534	20,212
Lancaster Colony	1,006	142,238
†Landec	2,083	28,745
†Lifeway Foods	699	8,045
McCormick & Co.	1,264	117,969
Mead Johnson Nutrition	1,906	134,869
Mondelez International	13,741	609,139
†Omega Protein	985	24,674
Pilgrim’s Pride	1,858	35,283
Pinnacle Foods	4,309	230,316
†Post Holdings	2,972	238,919
Sanderson Farms	1,125	106,020
†Seaboard	59	233,167
†Seneca Foods Class A	364	14,578
Snyder’s-Lance	3,683	141,206
Tootsie Roll Industries	748	29,733
†TreeHouse Foods	2,191	158,168
Tyson Foods Class A	6,506	401,290
†WhiteWave Foods	1,301	72,336

		6,887,317

Gas Utilities–0.25%
Atmos Energy	891	66,068
Chesapeake Utilities	620	41,509
National Fuel Gas	1,964	111,241
New Jersey Resources	1,583	56,197
Northwest Natural Gas	1,108	66,258
ONE Gas	1,263	80,781
South Jersey Industries	2,141	72,130
Southwest Gas	874	66,966
Spire	954	61,581
UGI	3,296	151,880
WGL Holdings	1,065	81,238

		855,849

Health Care Equipment & Supplies–2.15%
Abaxis	840	44,327
Abbott Laboratories	20,212	776,343
†ABIOMED	714	80,454
†Accuray	2,299	10,575
†Alere	3,613	140,799
†Align Technology	787	75,654
Analogic	568	47,116
†AngioDynamics	2,264	38,194
†Anika Therapeutics	1,049	51,359
Atrion	84	42,605
Baxter International	7,843	347,759

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Becton Dickinson & Co.	1,412	$233,757
†Boston Scientific	4,367	94,458
Cantel Medical	1,223	96,311
CONMED	1,227	54,197
Cooper	1,036	181,227
CR Bard	900	202,194
CryoLife	1,100	21,065
†Cynosure Class A	955	43,548
Danaher	8,555	665,921
DENTSPLY SIRONA	4,158	240,041
†DexCom	500	29,850
†Edwards Lifesciences	716	67,089
†Exactech	800	21,840
†Globus Medical	3,433	85,173
†Haemonetics	1,966	79,033
†Halyard Health	2,747	101,584
Hill-Rom Holdings	3,519	197,557
†Hologic	5,007	200,881
†ICU Medical	755	111,249
†IDEXX Laboratories	1,072	125,713
†Inogen	544	36,540
†Integer Holdings	1,015	29,892
†Integra LifeSciences Holdings	1,310	112,385
†Intuitive Surgical	124	78,637
Invacare	1,522	19,862
LeMaitre Vascular	1,009	25,568
†LivaNova	605	27,207
†Masimo	1,668	112,423
Medtronic	12,179	867,510
Meridian Bioscience	2,980	52,746
†Merit Medical Systems	1,908	50,562
†Natus Medical	1,381	48,059
†Neogen	1,118	73,788
†NuVasive	2,105	141,793
†Nuvectra	338	1,700
†OraSure Technologies	1,167	10,246
†Orthofix International	627	22,685
†Quidel	1,563	33,479
ResMed	1,178	73,095
†RTI Surgical	2,100	6,825
†SeaSpine Holdings	660	5,214
St. Jude Medical	2,303	184,678
STERIS	1,375	92,661
Stryker	1,699	203,557
†Surmodics	576	14,630
Teleflex	760	122,474
†Varian Medical Systems	886	79,545
†Vascular Solutions	1,441	80,840
West Pharmaceutical Services	873	74,057
†Wright Medical Group	2,103	48,327

LVIP Dimensional U.S. Core Equity 2 Fund–14

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings	2,540	$262,128

		7,500,986

Health Care Providers & Services–3.25%
†Acadia Healthcare	3,082	102,014
Aceto	1,439	31,615
†Addus HomeCare	433	15,177
Aetna	6,443	798,996
†Air Methods	1,958	62,362
†Almost Family	435	19,183
†Amedisys	1,799	76,691
AmerisourceBergen	2,594	202,825
†AMN Healthcare Services	3,426	131,730
Anthem	4,053	582,700
†BioScrip	3,413	3,550
†BioTelemetry	1,656	37,012
†Brookdale Senior Living	7,337	91,126
†Capital Senior Living	1,634	26,226
Cardinal Health	2,620	188,561
†Centene	4,394	248,305
Chemed	949	152,229
Cigna	2,079	277,318
†Civitas Solutions	2,257	44,914
†Community Health Systems	5,888	32,914
†CorVel	1,234	45,164
†Cross Country Healthcare	2,183	34,077
†DaVita	5,951	382,054
†Diplomat Pharmacy	2,267	28,564
Ensign Group	2,295	50,972
†Envision Healthcare	4,912	310,889
†Express Scripts Holding	13,927	958,038
†Five Star Quality Care	461	1,245
†Hanger	1,874	21,550
†HCA Holdings	1,264	93,561
†HealthEquity	1,480	59,970
HealthSouth	3,744	154,403
†Healthways	1,928	43,862
†Henry Schein	612	92,847
Humana	3,461	706,148
Kindred Healthcare	3,711	29,131
†Laboratory Corp. of America Holdings	2,622	336,612
Landauer	434	20,875
†LHC Group	1,107	50,590
†LifePoint Health	1,928	109,510
†Magellan Health	1,133	85,258
McKesson	2,300	323,035
†MEDNAX	2,382	158,784
†Molina Healthcare	3,099	168,152
National HealthCare	926	70,182
National Research Class A	927	17,613
Owens & Minor	2,785	98,283
Patterson	4,820	197,765

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†PharMerica	1,180	$29,677
†Premier Class A	1,505	45,692
†Providence Service	766	29,146
Quest Diagnostics	4,224	388,186
†Quorum Health	1,472	10,701
†RadNet	1,663	10,726
†Select Medical Holdings	6,600	87,450
†Surgical Care Affiliates	2,619	121,181
†Team Health Holdings	2,142	93,070
†Tenet Healthcare	4,780	70,935
†Triple-S Management Class B	1,017	21,052
U.S. Physical Therapy	459	32,222
UnitedHealth Group	10,487	1,678,339
†Universal American	6,344	63,123
Universal Health Services Class B	2,824	300,417
†VCA	3,726	255,790
†WellCare Health Plans	2,253	308,841

		11,321,130

Health Care Technology–0.19%
†Allscripts Healthcare Solutions	7,664	78,249
†athenahealth	415	43,646
†Cerner	6,263	296,678
Computer Programs & Systems	313	7,387
†HealthStream	1,113	27,881
†HMS Holdings	3,921	71,205
†Medidata Solutions	448	22,252
†Omnicell	1,644	55,732
Quality Systems	2,697	35,466
†Veeva Systems Class A	886	36,060

		674,556

Hotels, Restaurants & Leisure–2.18%
Aramark	8,134	290,546
†Belmond	4,526	60,422
†Biglari Holdings	51	24,133
†BJ’s Restaurants	1,462	57,457
Bloomin’ Brands	6,385	115,122
Bob Evans Farms	1,324	70,450
†Bojangles’	2,150	40,097
†Bravo Brio Restaurant Group	1,400	5,320
Brinker International	1,499	74,245
†Buffalo Wild Wings	926	142,974
Carnival	5,073	264,100
†Carrols Restaurant Group	2,912	44,408
Cheesecake Factory	2,411	144,371
†Chipotle Mexican Grill	288	108,668
Choice Hotels International	1,406	78,806
Churchill Downs	487	73,269
†Chuy’s Holdings	1,208	39,200
ClubCorp Holdings	3,226	46,293
Cracker Barrel Old Country Store	866	144,605

LVIP Dimensional U.S. Core Equity 2 Fund–15

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Darden Restaurants	1,986	$144,422
†Dave & Buster’s Entertainment	2,451	137,991
†Del Frisco’s Restaurant Group	884	15,028
†Del Taco Restaurants	1,259	17,777
†Denny’s	2,378	30,510
DineEquity	1,438	110,726
Domino’s Pizza	603	96,022
Dunkin’ Brands Group	2,259	118,462
†Fiesta Restaurant Group	1,638	48,894
†Habit Restaurants Class A	628	10,833
Hilton Worldwide Holdings	6,211	168,939
†Hyatt Hotels Class A	901	49,789
ILG	6,455	117,287
International Game Technology	8,417	214,802
International Speedway Class A	1,377	50,674
†Intrawest Resorts Holdings	2,901	51,783
†Isle of Capri Casinos	725	17,900
Jack in the Box	768	85,740
†La Quinta Holdings	5,741	81,580
Las Vegas Sands	2,670	142,605
Marcus	1,216	38,304
Marriott International Class A	2,572	212,653
Marriott Vacations Worldwide	1,376	116,754
McDonald’s	4,575	556,869
†MGM Resorts International	12,285	354,177
†Norwegian Cruise Line Holdings	5,044	214,521
†Panera Bread Class A	664	136,180
Papa John’s International	1,135	97,133
†Papa Murphy’s Holdings	207	874
†Penn National Gaming	896	12,356
†Pinnacle Entertainment	1,797	26,057
Planet Fitness Class A	1,549	31,135
†Popeyes Louisiana Kitchen	747	45,179
†Potbelly	1,460	18,834
†Red Robin Gourmet Burgers	617	34,799
Royal Caribbean Cruises	5,753	471,976
†Ruby Tuesday	2,748	8,876
Ruth’s Hospitality Group	1,938	35,465
†Scientific Games Class A	2,660	37,240
SeaWorld Entertainment	4,961	93,912
†Shake Shack Class A	500	17,895
Six Flags Entertainment	1,946	116,682
Sonic	1,631	43,238
Speedway Motorsports	3,631	78,684
Starbucks	7,793	432,667
Texas Roadhouse	1,875	90,450
Vail Resorts	651	105,013
Wendy’s	13,624	184,196
Wingstop	900	26,631
Wyndham Worldwide	2,178	166,334
Wynn Resorts	844	73,014
Yum Brands	2,149	136,096

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Yum China Holdings	1,745	$45,579

		7,596,023

Household Durables–1.14%
Bassett Furniture Industries	722	21,949
CalAtlantic Group	5,596	190,320
†Cavco Industries	296	29,556
†Century Communities	812	17,052
CSS Industries	543	14,699
DR Horton	9,540	260,728
Ethan Allen Interiors	1,870	68,909
Flexsteel Industries	419	25,840
Garmin	3,417	165,690
†GoPro	2,100	18,291
†Green Brick Partners	3,200	32,160
Harman International Industries	1,713	190,417
†Helen of Troy	1,096	92,557
Hooker Furniture	602	22,846
†Hovnanian Enterprises Class A	5,034	13,743
†Installed Building Products	1,531	63,230
†iRobot	1,127	65,873
KB Home	4,086	64,600
La-Z-Boy	2,223	69,024
Leggett & Platt	2,057	100,546
Lennar	4,879	209,455
Lennar Class B	300	10,350
Libbey	1,451	28,236
Lifetime Brands	785	13,934
†M/I Homes	1,091	27,471
MDC Holdings	3,075	78,916
†Meritage Homes	2,325	80,910
†Mohawk Industries	2,045	408,346
NACCO Industries Class A	326	29,519
Newell Brands	3,636	162,347
†NVR	36	60,084
PulteGroup	9,265	170,291
†Taylor Morrison Home Class A	1,266	24,383
†Tempur Sealy International	2,133	145,641
†Toll Brothers	6,879	213,249
†TopBuild	1,733	61,695
†TRI Pointe Homes	7,988	91,702
Tupperware Brands	1,115	58,671
†Universal Electronics	767	49,510
†WCI Communities	1,500	35,175
Whirlpool	2,517	457,515
†William Lyon Homes Class A	1,617	30,772
†ZAGG	980	6,958

		3,983,160

Household Products–0.93%
†Central Garden & Pet Class A	2,271	70,174
Church & Dwight	2,674	118,164

LVIP Dimensional U.S. Core Equity 2 Fund–16

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Household Products (continued)
Clorox	1,251	$150,145
Colgate-Palmolive	4,245	277,793
Energizer Holdings	1,824	81,369
†HRG Group	8,385	130,471
Kimberly-Clark	1,882	214,774
Oil-Dri Corp. of America	282	10,775
Orchids Paper Products	536	14,032
Procter & Gamble	23,572	1,981,934
Spectrum Brands Holdings	1,131	138,355
WD-40	428	50,033

		3,238,019

Independent Power & Renewable Electricity Producers–0.21%
AES	6,566	76,297
†Calpine	17,884	204,414
†Dynegy	6,438	54,465
NRG Energy	12,046	147,684
NRG Yield Class A	911	13,993
NRG Yield Class C	1,315	20,777
Ormat Technologies	2,822	151,316
Pattern Energy Group	2,827	53,685

		722,631

Industrial Conglomerates–0.85%
3M	3,068	547,853
Carlisle	1,683	185,618
General Electric	37,629	1,189,076
Honeywell International	6,453	747,580
Raven Industries	1,213	30,568
Roper Technologies	1,343	245,876

		2,946,571

Insurance–4.26%
Aflac	5,857	407,647
†Alleghany	230	139,868
Allied World Assurance Holdings	3,620	194,430
Allstate	5,448	403,806
†Ambac Financial Group	2,234	50,265
American Equity Investment Life Holding	4,843	109,161
American Financial Group	2,456	216,423
American International Group	10,049	656,300
American National Insurance	817	101,806
AMERISAFE	920	57,362
AmTrust Financial Services	9,424	258,029
Aon	1,548	172,648
†Arch Capital Group	2,139	184,574
Argo Group International Holdings	1,358	89,492
Arthur J. Gallagher & Co.	2,934	152,451
Aspen Insurance Holdings	2,879	158,345
Assurant	2,865	266,044
Assured Guaranty	7,059	266,618
Axis Capital Holdings	2,524	164,741

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Baldwin & Lyons Class B	771	$19,429
Brown & Brown	5,535	248,300
Chubb	4,432	585,556
Cincinnati Financial	3,266	247,399
CNA Financial	800	33,200
CNO Financial Group	6,176	118,270
Donegal Group Class A	996	17,410
EMC Insurance Group	1,480	44,415
Employers Holdings	1,773	70,211
Endurance Specialty Holdings	2,578	238,207
†Enstar Group	819	161,916
Erie Indemnity Class A	810	91,085
Everest Re Group	1,112	240,637
FBL Financial Group Class A	1,968	153,799
Federated National Holding	630	11,775
Fidelity & Guaranty Life	1,767	41,878
First American Financial	5,302	194,212
FNF Group	2,798	95,020
†Genworth Financial	22,919	87,321
†Global Indemnity	541	20,672
†Greenlight Capital Re Class A	1,363	31,076
†Hallmark Financial Services	1,100	12,793
Hanover Insurance Group	1,793	163,181
Hartford Financial Services Group	9,368	446,385
HCI Group	483	19,069
Heritage Insurance Holdings	721	11,298
Horace Mann Educators	2,038	87,226
Infinity Property & Casualty	768	67,507
James River Group Holdings	1,407	58,461
Kemper	2,768	122,622
Loews	6,494	304,114
Maiden Holdings	4,471	78,019
†Markel	206	186,327
Marsh & McLennan	3,288	222,236
†MBIA	8,307	88,885
Mercury General	2,418	145,588
MetLife	9,078	489,213
National General Holdings	5,187	129,623
National Western Life Group Class A	202	62,782
Navigators Group	915	107,741
Old Republic International	13,055	248,045
OneBeacon Insurance Group Class A	1,009	16,194
Primerica	2,692	186,152
Principal Financial Group	7,838	453,507
ProAssurance	2,159	121,336
Progressive	9,293	329,901
Prudential Financial	3,974	413,534
Reinsurance Group of America	1,171	147,347
RenaissanceRe Holdings	1,738	236,750
RLI	2,013	127,081
Safety Insurance Group	893	65,814
Selective Insurance Group	2,891	124,458

LVIP Dimensional U.S. Core Equity 2 Fund–17

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Insurance (continued)
State Auto Financial	2,262	$60,644
State National Companies	556	7,706
Stewart Information Services	985	45,389
†Third Point Reinsurance	1,718	19,843
Torchmark	3,186	234,999
Travelers	6,557	802,708
United Fire Group	1,596	78,475
United Insurance Holdings	739	11,188
Universal Insurance Holdings	1,971	55,976
Unum Group	6,123	268,983
Validus Holdings	3,921	215,694
White Mountains Insurance Group	255	213,193
Willis Towers Watson	2,506	306,434
†WMIH	7,240	11,222
WR Berkley	3,463	230,324
Xl Group	5,237	195,131

		14,832,896

Internet & Direct Marketing Retail–0.85%
†1-800-Flowers.com Class A	2,100	22,470
†Amazon.com	2,196	1,646,715
Blue Nile	451	18,324
†Duluth Holdings	753	19,126
Expedia	898	101,725
†FTD	1,270	30,277
HSN	1,162	39,857
†Liberty Expedia Holdings Class A	200	7,950
†Liberty Interactive Corp. QVC Group Class A	10,557	210,929
†Liberty TripAdvisor Holdings Class A	3,875	58,319
†Liberty Ventures Class A	1,902	70,127
†Netflix	827	102,383
Nutrisystem	1,262	43,728
†Overstock.com	826	14,455
PetMed Express	1,442	33,267
†Priceline Group	276	404,633
†Shutterfly	1,633	81,944
†TripAdvisor	970	44,979

		2,951,208

Internet Software & Services–2.05%
†Actua	2,754	38,556
†Akamai Technologies	4,628	308,595
†Alphabet Class A	1,997	1,582,523
†Alphabet Class C	2,055	1,586,090
†Angie’s List	1,639	13,489
†Bankrate	2,961	32,719
†Bazaarvoice	2,600	12,610
†Blucora	3,219	47,480
†Carbonite	1,257	20,615
†Cimpress	694	63,577
†CommerceHub Class A	50	751

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†CommerceHub Class C	100	$1,503
†comScore	172	5,432
†CoStar Group	353	66,537
†DHI Group	3,155	19,719
EarthLink Holdings	3,450	19,458
†eBay	6,582	195,420
†Envestnet	932	32,853
†Facebook Class A	11,596	1,334,120
†GoDaddy Class A	590	20,621
†GrubHub	3,321	124,936
†GTT Communications	2,055	59,081
†InterActiveCorp	2,831	183,420
†Internap	5,106	7,863
†Intralinks Holdings	2,547	34,435
j2 Global	2,509	205,236
†Limelight Networks	3,333	8,399
†Liquidity Services	1,758	17,141
LogMeIn	469	45,282
†MeetMe	1,889	9,313
NIC	2,777	66,370
†QuinStreet	4,100	15,416
Reis	689	15,330
†RetailMeNot	2,163	20,116
†Shutterstock	570	27,086
†TechTarget	112	955
†Twitter	8,979	146,358
†VeriSign	823	62,606
†Web.com Group	3,670	77,621
†WebMD Health	990	49,074
†XO Group	950	18,478
†Yahoo	7,692	297,450
†Yelp	544	20,743
†Zillow Group	1,765	64,334
†Zillow Group Class C	3,853	140,519

		7,120,230

IT Services–2.71%
Accenture Class A	3,128	366,383
†Acxiom	3,387	90,772
Alliance Data Systems	877	200,395
Amdocs	2,862	166,712
Automatic Data Processing	2,397	246,364
†Black Knight Financial Services Class A	276	10,433
†Blackhawk Network Holdings Class A	2,741	103,267
Booz Allen Hamilton Holding	3,854	139,014
Broadridge Financial Solutions	1,520	100,776
†CACI International Class A	1,156	143,691
†Cardtronics Class A	3,683	200,981
Cass Information Systems	511	37,594
†Ciber	3,950	2,496

LVIP Dimensional U.S. Core Equity 2 Fund–18

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
IT Services (continued)
†Cognizant Technology Solutions Class A	4,680	$262,220
Computer Sciences	4,707	279,690
Convergys	4,879	119,828
†CoreLogic	4,517	166,361
CSG Systems International	2,367	114,563
CSRA	5,233	166,619
†Datalink	1,298	14,615
DST Systems	1,694	181,512
†EPAM Systems	830	53,377
†Euronet Worldwide	1,853	134,213
†Everi Holdings	5,686	12,339
†ExlService Holdings	1,299	65,522
Fidelity National Information Services	4,332	327,672
†First Data	4,452	63,174
†Fiserv	1,265	134,444
†FleetCor Technologies	1,741	246,386
Forrester Research	1,302	55,921
†Gartner	812	82,069
†Genpact	4,470	108,800
Global Payments	2,883	200,109
Hackett Group	2,748	48,530
International Business Machines	4,791	795,258
Jack Henry & Associates	870	77,239
Leidos Holdings	4,371	223,533
†Lionbridge Technologies	4,145	24,041
ManTech International Class A	1,488	62,868
Mastercard Class A	5,134	530,085
MAXIMUS	2,196	122,515
†MoneyGram International	2,316	27,352
Paychex	1,970	119,934
†PayPal Holdings	6,758	266,738
†Perficient	1,473	25,763
†PFSweb	867	7,369
Planet Payment	2,351	9,592
Sabre	2,707	67,540
Science Applications International	2,057	174,434
†Sykes Enterprises	1,657	47,821
Syntel	2,786	55,135
TeleTech Holdings	2,679	81,709
†Teradata	5,909	160,548
Total System Services	5,587	273,931
Travelport Worldwide	4,753	67,017
†Unisys	1,659	24,802
†Vantiv Class A	1,729	103,083
†Virtusa	660	16,579
Visa Class A	11,900	928,438
Western Union	5,594	121,502
†WEX	1,819	203,000
Xerox	19,689	171,885

		9,436,553

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Leisure Products–0.29%
†Arctic Cat	1,161	$17,438
Brunswick	4,614	251,648
Callaway Golf	4,882	53,507
Hasbro	1,273	99,027
Johnson Outdoors Class A	435	17,265
†Malibu Boats Class A	533	10,170
Mattel	4,612	127,061
†Nautilus	2,105	38,943
Polaris Industries	2,062	169,888
†Smith & Wesson Holding	3,929	82,823
Sturm Ruger & Co.	863	45,480
†Vista Outdoor	2,470	91,143

		1,004,393

Life Sciences Tools & Services–0.80%
Agilent Technologies	6,335	288,623
†Albany Molecular Research	1,179	22,118
†Bio-Rad Laboratories Class A	1,103	201,055
Bio-Techne	829	85,246
Bruker	3,588	75,994
†Cambrex	1,977	106,659
†Charles River Laboratories International	1,490	113,523
†Enzo Biochem	3,075	21,341
†Illumina	608	77,848
†INC Research Holdings Class A	2,194	115,404
†Luminex	1,878	37,992
†Mettler-Toledo International	504	210,954
†NeoGenomics	2,250	19,283
†PAREXEL International	1,781	117,047
PerkinElmer	2,403	125,316
†PRA Health Sciences	1,682	92,712
†Quintiles IMS Holdings	1,552	118,030
Thermo Fisher Scientific	4,919	694,071
†VWR	6,605	165,323
†Waters	603	81,037

		2,769,576

Machinery–3.07%
Actuant Class A	1,957	50,784
AGCO	3,953	228,721
Alamo Group	601	45,736
Albany International	1,561	72,274
Allison Transmission Holdings	3,774	127,146
Altra Industrial Motion	1,652	60,959
American Railcar Industries	879	39,810
Astec Industries	1,018	68,674
Barnes Group	2,731	129,504
Briggs & Stratton	1,714	38,154
Caterpillar	7,041	652,982
†Chart Industries	1,938	69,807
CIRCOR International	730	47,362

LVIP Dimensional U.S. Core Equity 2 Fund–19

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Machinery (continued)
CLARCOR	2,174	$179,290
†Colfax	5,540	199,052
Columbus McKinnon	891	24,093
†Commercial Vehicle Group	2,148	11,878
Crane	3,007	216,865
Cummins	3,114	425,590
Deere & Co.	2,726	280,887
Donaldson	2,885	121,401
Douglas Dynamics	1,515	50,980
Dover	3,991	299,046
EnPro Industries	730	49,173
ESCO Technologies	1,266	71,719
Federal Signal	3,041	47,470
Flowserve	3,617	173,797
Fortive	1,133	60,763
Franklin Electric	2,303	89,587
Global Brass & Copper Holdings	881	30,218
Gorman-Rupp	1,446	44,754
Graco	1,878	156,043
Greenbrier	1,266	52,602
Harsco	6,673	90,753
Hillenbrand	4,323	165,787
Hurco	300	9,930
Hyster-Yale Materials Handling	834	53,184
IDEX	1,945	175,167
Illinois Tool Works	2,173	266,106
Ingersoll-Rand	6,180	463,747
ITT	4,918	189,687
John Bean Technologies	1,239	106,492
Joy Global	4,273	119,644
Kadant	478	29,254
Kennametal	3,992	124,790
LB Foster Class A	762	10,363
Lincoln Electric Holdings	1,984	152,113
Lindsay	431	32,157
†Lydall	1,558	96,362
†Manitowoc	8,151	48,743
†Manitowoc Foodservice	5,383	104,053
†Meritor	4,351	54,039
†Middleby	512	65,951
Miller Industries	637	16,849
Mueller Industries	2,710	108,292
Mueller Water Products Class A	10,139	134,950
†Navistar International	1,869	58,631
NN	1,515	28,861
Nordson	977	109,473
Omega Flex	460	25,650
Oshkosh	3,738	241,512
PACCAR	4,579	292,598
Parker-Hannifin	2,142	299,880
Pentair	3,293	184,639
†Proto Labs	947	48,628

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Machinery (continued)
†RBC Bearings	908	$84,271
†Rexnord	6,393	125,239
Snap-on	1,285	220,082
†SPX	1,543	36,600
†SPX FLOW	2,016	64,633
Standex International	693	60,880
Stanley Black & Decker	3,712	425,729
Sun Hydraulics	1,373	54,879
Tennant	1,073	76,398
Terex	4,455	140,466
Timken	3,095	122,871
Titan International	2,511	28,148
Toro	2,244	125,552
†TriMas	2,338	54,943
Trinity Industries	8,449	234,544
†Wabash National	3,313	52,412
†WABCO Holdings	640	67,936
Wabtec	1,401	116,311
Watts Water Technologies Class A	935	60,962
Woodward	2,807	193,823
Xylem	4,173	206,647

		10,678,732

Marine–0.09%
†Kirby	2,855	189,857
Matson	3,187	112,788

		302,645

Media–3.76%
AMC Entertainment Holdings	1,591	53,537
†AMC Networks Class A	1,317	68,932
Cable One	347	215,740
CBS Class B	3,643	231,768
†Charter Communications Class A	2,762	795,235
Cinemark Holdings	6,559	251,603
Comcast Class A	54,764	3,781,454
†Discovery Communications Class A	5,445	149,247
†Discovery Communications Class C	8,533	228,514
†DISH Network Class A	2,000	115,860
Entercom Communications Class A	1,617	24,740
Entravision Communications Class A	4,034	28,238
†EW Scripps Class A	3,324	64,253
Gannett	4,323	41,976
†Global Eagle Entertainment	248	1,602
†Gray Television	2,927	31,758
Interpublic Group	7,286	170,565
John Wiley & Sons Class A	2,552	139,084
†Liberty Braves Group Class A	161	3,299
†Liberty Braves Group Class C	328	6,754
†Liberty Broadband Class A	589	42,679
†Liberty Broadband Class C	2,915	215,914
†Liberty Media Group Class A	404	12,665

LVIP Dimensional U.S. Core Equity 2 Fund–20

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Media (continued)
†Liberty Media Group Class C	820	$25,691
†Liberty SiriusXM Group	1,616	55,784
†Liberty SiriusXM Group Class C	3,281	111,292
Lions Gate Entertainment Class A	1,479	39,772
†Lions Gate Entertainment Class B	2,858	70,144
†Live Nation Entertainment	10,373	275,922
†Madison Square Garden Class A	1,022	175,283
†Media General	5,975	112,509
Meredith	2,272	134,389
†MSG Networks	2,905	62,457
National CineMedia	3,142	46,282
New Media Investment Group	1,804	28,846
New York Times Class A	5,350	71,155
News Class A	7,065	80,965
News Class B	4,704	55,507
Nexstar Broadcasting Group Class A	1,017	64,376
Omnicom Group	1,610	137,027
†Radio One Class D	4,509	13,076
†Reading International Class A	1,404	23,306
Regal Entertainment Group Class A	2,450	50,470
Saga Communications Class A	635	31,941
Scholastic	1,775	84,295
Scripps Networks Interactive Class A	1,944	138,743
Sinclair Broadcast Group Class A	3,808	126,997
Sirius XM Holdings	11,685	51,998
TEGNA	12,843	274,712
Time	5,270	94,069
Time Warner	13,201	1,274,293
†Tronc	3,161	43,843
Twenty-First Century Fox Class A	11,267	315,927
Twenty-First Century Fox Class B	3,842	104,695
Viacom Class A	245	9,433
Viacom Class B	13,014	456,791
Walt Disney	16,714	1,741,933
World Wrestling Entertainment Class A	1,212	22,301

		13,081,641

Metals & Mining–1.00%
†AK Steel Holding	8,831	90,164
Alcoa	2,466	69,245
Allegheny Technologies	5,267	83,903
Carpenter Technology	2,468	89,268
†Century Aluminum	5,866	50,213
†Cliffs Natural Resources	7,401	62,242
†Coeur Mining	2,410	21,907
Commercial Metals	6,082	132,466
Compass Minerals International	1,855	145,339
Ferroglobe	7,907	85,633
†=Ferroglobe R&W Trust	5,745	0
†Freeport-McMoRan	40,128	529,288
Gold Resource	2,205	9,592
Haynes International	793	34,091

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Metals & Mining (continued)
Hecla Mining	21,793	$114,195
Kaiser Aluminum	589	45,759
Materion	1,145	45,342
Newmont Mining	8,790	299,475
Nucor	7,615	453,245
†Real Industry	1,000	6,100
Reliance Steel & Aluminum	2,599	206,724
Royal Gold	2,568	162,683
†Ryerson Holding	977	13,043
Schnitzer Steel Industries	1,849	47,519
Southern Copper	1,057	33,761
Steel Dynamics	4,360	155,129
†Stillwater Mining	6,473	104,280
†SunCoke Energy	2,834	32,138
†TimkenSteel	2,590	40,093
United States Steel	6,342	209,349
Worthington Industries	2,662	126,285

		3,498,471

Multiline Retail–0.70%
Big Lots	3,892	195,417
Dillard’s Class A	1,631	102,247
Dollar General	2,824	209,174
†Dollar Tree	2,409	185,927
Fred’s Class A	1,654	30,698
†JC Penney	20,415	169,649
Kohl’s	8,228	406,299
Macy’s	12,404	444,187
Nordstrom	2,279	109,232
†Ollie’s Bargain Outlet Holdings	2,384	67,825
Target	7,036	508,210
†Tuesday Morning	170	918

		2,429,783

Multi-Utilities–0.48%
Ameren	2,381	124,907
Avista	1,450	57,985
Black Hills	1,289	79,067
CenterPoint Energy	4,094	100,876
CMS Energy	2,292	95,393
Consolidated Edison	1,574	115,972
Dominion Resources	3,142	240,646
DTE Energy	1,756	172,984
MDU Resources Group	2,573	74,025
NiSource	3,152	69,785
NorthWestern	1,077	61,249
Public Service Enterprise Group	2,255	98,949
SCANA	1,325	97,096
Sempra Energy	914	91,985
Unitil	413	18,725
Vectren	1,732	90,324

LVIP Dimensional U.S. Core Equity 2 Fund–21

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Multi-Utilities (continued)
WEC Energy Group	1,223	$71,729

		1,661,697

Oil, Gas & Consumable Fuels–5.43%
Alon USA Energy	5,367	61,076
Anadarko Petroleum	4,715	328,777
†Antero Resources	4,574	108,175
Apache	1,848	117,293
†Bill Barrett	1,360	9,506
Cabot Oil & Gas	6,392	149,317
†Callon Petroleum	3,597	55,286
†Cheniere Energy	2,220	91,975
Cheniere Energy Partners Holdings	654	14,630
†Chesapeake Energy	17,141	120,330
Chevron	17,608	2,072,462
Cimarex Energy	447	60,747
†Clayton Williams Energy	850	101,371
†Clean Energy Fuels	6,062	17,337
†Cloud Peak Energy	4,877	27,360
†Cobalt International Energy	20,470	24,973
†Concho Resources	1,494	198,104
ConocoPhillips	11,347	568,939
CONSOL Energy	11,501	209,663
†Contango Oil & Gas	934	8,724
†Continental Resources	3,741	192,811
CVR Energy	1,979	50,247
Delek U.S. Holdings	3,286	79,094
†Denbury Resources	6,137	22,584
Devon Energy	2,067	94,400
DHT Holdings	4,056	16,792
†Diamondback Energy	1,129	114,097
†Dorian LPG	1,500	12,315
†Eclipse Resources	12,076	32,243
†Energen	836	48,212
EnLink Midstream	5,455	103,918
EOG Resources	3,740	378,114
†EP Energy Class A	5,898	38,632
EQT	1,600	104,640
Exxon Mobil	57,083	5,152,312
GasLog	4,669	75,171
Green Plains	2,499	69,597
†Gulfport Energy	4,653	100,691
Hallador Energy	143	1,300
Hess	2,601	162,016
HollyFrontier	6,951	227,715
Kinder Morgan	17,631	365,138
†Kosmos Energy	13,634	95,574
†Laredo Petroleum	6,227	88,050
Marathon Oil	16,632	287,900
Marathon Petroleum	9,834	495,142
Murphy Oil	3,347	104,192
†Newfield Exploration	899	36,409

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy	7,783	$296,221
†Northern Oil and Gas	4,490	12,347
†Oasis Petroleum	9,585	145,117
Occidental Petroleum	6,577	468,480
ONEOK	3,218	184,745
†Pacific Ethanol	1,059	10,061
Panhandle Oil and Gas Class A	655	15,425
†Par Pacific Holdings	1,567	22,784
†Parsley Energy Class A	4,190	147,656
PBF Energy Class A	5,183	144,502
†PDC Energy	2,781	201,845
Phillips 66	4,304	371,909
Pioneer Natural Resources	1,586	285,591
†QEP Resources	8,570	157,774
Range Resources	4,892	168,089
†Renewable Energy Group	2,053	19,914
†REX American Resources	304	30,020
†Rice Energy	7,696	164,310
†Ring Energy	1,091	14,172
†RSP Permian	4,523	201,816
Scorpio Tankers	10,278	46,559
SemGroup Class A	2,838	118,487
Ship Finance International	3,968	58,925
SM Energy	3,509	120,990
†Southwestern Energy	6,000	64,920
Spectra Energy	2,602	106,916
†Synergy Resources	7,105	63,306
Targa Resources	4,180	234,373
Teekay	3,211	25,784
Teekay Tankers Class A	3,937	8,898
Tesoro	6,063	530,209
Valero Energy	9,585	654,847
Western Refining	5,866	222,028
†Whiting Petroleum	9,496	114,142
Williams	7,087	220,689
World Fuel Services	3,337	153,202
†WPX Energy	14,620	213,013

		18,915,417

Paper & Forest Products–0.24%
†Boise Cascade	2,520	56,700
†Clearwater Paper	1,000	65,550
Deltic Timber	400	30,828
Domtar	3,306	129,033
KapStone Paper and Packaging	4,939	108,905
†Louisiana-Pacific	6,999	132,491
Mercer International	3,828	40,768
Neenah Paper	1,233	105,052
PH Glatfelter	2,899	69,257
†Resolute Forest Products	4,585	24,530
Schweitzer-Mauduit International	1,350	61,465

		824,579

LVIP Dimensional U.S. Core Equity 2 Fund–22

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Personal Products–0.29%
†Avon Products	17,209	$86,733
Coty Class A	9,281	169,935
†Edgewell Personal Care	2,622	191,380
Estee Lauder Class A	1,109	84,827
†Herbalife	1,198	57,672
Inter Parfums	2,061	67,498
Medifast	651	27,101
Nu Skin Enterprises Class A	3,155	150,746
Nutraceutical International	800	27,960
†Revlon Class A	2,272	66,229
†USANA Health Sciences	1,178	72,094

		1,002,175

Pharmaceuticals–2.79%
†Akorn	6,787	148,160
Allergan	3,351	703,744
†Amphastar Pharmaceuticals	1,800	33,156
†ANI Pharmaceuticals	365	22,126
†Assembly Biosciences	746	9,064
Bristol-Myers Squibb	5,206	304,239
†Catalent	4,914	132,481
†Corcept Therapeutics	1,459	10,592
†Depomed	2,277	41,032
Eli Lilly & Co.	4,616	339,507
†Endo International	9,138	150,503
†Horizon Pharma	7,374	119,311
†Impax Laboratories	2,344	31,058
†Jazz Pharmaceuticals	1,268	138,250
Johnson & Johnson	24,099	2,776,446
†Lannett	1,820	40,131
†Lipocine	800	2,944
†Mallinckrodt	2,737	136,357
†Medicines	1,266	42,968
Merck & Co.	24,357	1,433,897
†Mylan	6,818	260,107
Perrigo	1,373	114,275
Pfizer	71,521	2,323,002
Phibro Animal Health Class A	601	17,609
†Prestige Brands Holdings	1,836	95,656
†SciClone Pharmaceuticals	2,470	26,676
†Sucampo Pharmaceuticals Class A	2,493	33,780
†Supernus Pharmaceuticals	1,662	41,965
†Taro Pharmaceutical Industries	718	75,584
Zoetis	2,357	126,170

		9,730,790

Professional Services–0.66%
†Advisory Board	1,391	46,251
Barrett Business Services	595	38,139
†CBIZ	3,969	54,375
†CDI	963	7,126
CEB	1,233	74,720

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Professional Services (continued)
CRA International	465	$17,019
Dun & Bradstreet	980	118,894
Equifax	1,172	138,566
Exponent	1,134	68,380
†Franklin Covey	769	15,495
†FTI Consulting	2,547	114,819
†GP Strategies	1,061	30,345
Heidrick & Struggles International	849	20,503
†Huron Consulting Group	1,078	54,601
†ICF International	1,623	89,590
Insperity	1,129	80,103
Kelly Services Class A	1,930	44,236
Kforce	2,434	56,225
Korn/Ferry International	1,988	58,507
ManpowerGroup	1,861	165,387
†Mistras Group	1,671	42,911
†Navigant Consulting	2,640	69,115
Nielsen Holdings	2,853	119,683
†On Assignment	2,338	103,246
Resources Connection	1,629	31,358
Robert Half International	4,052	197,657
†RPX	2,409	26,017
†TransUnion	4,293	132,782
†TriNet Group	2,353	60,284
†TrueBlue	2,288	56,399
†Verisk Analytics Class A	1,894	153,736
†Volt Information Sciences	1,104	7,562

		2,294,031

Real Estate Management & Development–0.41%
Alexander & Baldwin	2,665	119,579
†Altisource Portfolio Solutions	1,304	34,673
†AV Homes	1,200	18,960
†CBRE Group Class A	9,949	313,294
Consolidated-Tomoka Land	242	12,928
†Forestar Group	2,419	32,173
†FRP Holdings	425	16,023
HFF Class A	2,436	73,689
†Howard Hughes	1,782	203,326
Jones Lang LaSalle	1,636	165,301
Kennedy-Wilson Holdings	4,426	90,733
†Marcus & Millichap	3,035	81,095
RE/MAX Holdings	783	43,848
Realogy Holdings	4,990	128,393
RMR Group Class A	965	38,117
†St. Joe	2,358	44,802
†Tejon Ranch	1,057	26,880

		1,443,814

Road & Rail–1.44%
AMERCO	572	211,405
ArcBest	1,859	51,401

LVIP Dimensional U.S. Core Equity 2 Fund–23

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Road & Rail (continued)
†Avis Budget Group	5,061	$185,637
Celadon Group	1,233	8,816
†Covenant Transportation Group Class A	696	13,461
CSX	15,157	544,591
†Genesee & Wyoming	3,009	208,855
Heartland Express	5,858	119,269
†Hertz Global Holdings	4,919	106,054
JB Hunt Transport Services	1,488	144,440
Kansas City Southern	2,675	226,974
Knight Transportation	4,472	147,800
Landstar System	1,393	118,823
Marten Transport	1,652	38,492
Norfolk Southern	6,131	662,577
†Old Dominion Freight Line	3,641	312,361
†PAM Transportation Services	682	17,718
†Roadrunner Transportation Systems	1,695	17,611
Ryder System	3,558	264,858
†Saia	1,113	49,139
†Swift Transportation	5,091	124,017
Union Pacific	12,454	1,291,231
Universal Logistics Holdings	1,605	26,242
†USA Truck	643	5,601
Werner Enterprises	3,587	96,670
†YRC Worldwide	1,800	23,904

		5,017,947

Semiconductors & Semiconductor Equipment–3.98%
†Advanced Energy Industries	2,277	124,666
†Advanced Micro Devices	19,495	221,073
†Alpha & Omega Semiconductor	504	10,720
†Amkor Technology	14,529	153,281
Analog Devices	2,299	166,953
Applied Materials	13,871	447,617
†Axcelis Technologies	829	12,062
Broadcom	1,795	317,302
Brooks Automation	3,851	65,737
Cabot Microelectronics	940	59,380
†Cavium	1,040	64,938
†CEVA	1,455	48,815
†Cirrus Logic	3,530	199,586
Cohu	1,543	21,448
†Cree	4,698	123,980
Cypress Semiconductor	13,425	153,582
†Diodes	2,680	68,796
†DSP Group	1,135	14,812
†Entegris	7,153	128,039
†Exar	2,144	23,112
†First Solar	3,707	118,958
†FormFactor	3,362	37,654
†Inphi	1,028	45,869
†Integrated Device Technology	5,470	128,873

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Intel	95,468	$3,462,624
Intersil Class A	4,401	98,142
IXYS	1,526	18,159
KLA-Tencor	2,498	196,543
†Kulicke & Soffa Industries	3,123	49,812
Lam Research	3,231	341,614
†Lattice Semiconductor	3,916	28,822
Linear Technology	2,206	137,544
†MACOM Technology Solutions Holdings	1,103	51,047
Marvell Technology Group	10,091	139,962
Maxim Integrated Products	6,113	235,778
†MaxLinear Class A	2,492	54,326
Microchip Technology	1,920	123,168
†Micron Technology	33,849	741,970
†Microsemi	4,349	234,716
MKS Instruments	2,403	142,738
†Nanometrics	804	20,148
†NeoPhotonics	1,612	17,426
NVE	106	7,572
NVIDIA	8,978	958,312
†ON Semiconductor	21,153	269,912
†PDF Solutions	980	22,099
†Photronics	4,937	55,788
Power Integrations	1,030	69,885
†Qorvo	2,087	110,048
QUALCOMM	24,169	1,575,819
†Rambus	3,870	53,290
†Rudolph Technologies	1,382	32,270
†Semtech	2,224	70,167
†Sigma Designs	1,840	11,040
†Silicon Laboratories	1,141	74,165
Skyworks Solutions	6,234	465,430
†SunPower	4,083	26,989
†Synaptics	1,672	89,586
Teradyne	7,963	202,260
Tessera Holding	2,825	124,865
Texas Instruments	5,915	431,618
†Ultra Clean Holdings	1,666	16,160
†Ultratech	1,171	28,081
†Veeco Instruments	1,813	52,849
†Versum Materials	856	24,028
†Xcerra	3,827	29,238
Xilinx	3,359	202,783

		13,856,046

Software–2.58%
†ACI Worldwide	7,357	133,530
Activision Blizzard	3,846	138,879
†Adobe Systems	1,834	188,810
American Software Class A	1,038	10,723
†ANSYS	1,920	177,581

LVIP Dimensional U.S. Core Equity 2 Fund–24

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Software (continued)
†Aspen Technology	2,177	$119,038
†Autodesk	981	72,604
†Barracuda Networks	2,078	44,532
Blackbaud	866	55,424
CA	11,002	349,534
†Cadence Design Systems	2,996	75,559
CDK Global	1,962	117,112
†Citrix Systems	1,753	156,560
†Dell Technologies Class V	4,518	248,354
†Donnelley Financial Solutions	933	21,440
Ebix	1,122	64,010
†Electronic Arts	1,721	135,546
†Ellie Mae	441	36,903
†EnerNOC	2,209	13,254
Fair Isaac	869	103,602
†FireEye	1,388	16,517
†Fortinet	636	19,156
†Globant	900	30,015
†Glu Mobile	4,125	8,003
†Guidewire Software	960	47,357
Intuit	1,451	166,299
†Manhattan Associates	1,618	85,803
Mentor Graphics	4,552	167,923
Microsoft	47,134	2,928,907
†MicroStrategy	568	112,123
Monotype Imaging Holdings	1,817	36,067
†Nuance Communications	10,640	158,536
Oracle	26,418	1,015,772
†Paycom Software	1,636	74,422
Pegasystems	2,820	101,520
Progress Software	2,243	71,619
†PTC	1,498	69,312
QAD Class A	624	18,970
†Qualys	1,200	37,980
†RealPage	1,817	54,510
†Red Hat	1,348	93,956
†Rubicon Project	543	4,029
†salesforce.com	772	52,851
†ServiceNow	568	42,225
†Silver Spring Networks	2,022	26,913
†Splunk	369	18,874
SS&C Technologies Holdings	4,165	119,119
Symantec	11,880	283,813
†Synchronoss Technologies	2,028	77,672
†Synopsys	2,797	164,631
†Tableau Software Class A	608	25,627
†Take-Two Interactive Software	2,433	119,923
†Tangoe	146	1,150
†Telenav	2,040	14,382
†TiVo	6,495	135,745
†Tyler Technologies	267	38,120
†Ultimate Software Group	259	47,229

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Software (continued)
†VASCO Data Security International	611	$8,340
†Verint Systems	2,278	80,300
†VMware Class A	307	24,170
†Workday Class A	310	20,488
†Zedge Class B	591	1,850
†Zynga Class A	37,291	95,838

		8,981,051

Specialty Retail–2.82%
Aaron’s	3,699	118,331
Abercrombie & Fitch	2,976	35,712
Advance Auto Parts	1,795	303,570
American Eagle Outfitters	11,096	168,326
†America’s Car-Mart	623	27,256
†Asbury Automotive Group	1,686	104,026
†Ascena Retail Group	6,778	41,956
†AutoNation	5,838	284,019
†AutoZone	117	92,405
Barnes & Noble	3,386	37,754
†Barnes & Noble Education	2,352	26,977
Bed Bath & Beyond	5,651	229,657
Best Buy	12,759	544,427
Big 5 Sporting Goods	952	16,517
Buckle	1,237	28,204
†Build-A-Bear Workshop	1,134	15,593
†Burlington Stores	1,682	142,549
†Cabela’s	3,742	219,094
Caleres	1,935	63,507
†CarMax	6,050	389,559
Cato Class A	1,385	41,661
Chico’s FAS	9,593	138,043
Children’s Place	1,385	139,816
Citi Trends	672	12,660
†Conn’s	1,428	18,064
CST Brands	3,810	183,451
†Destination XL Group	2,180	9,265
Dick’s Sporting Goods	4,988	264,863
DSW Class A	3,958	89,649
†Express	5,117	55,059
Finish Line Class A	1,965	36,962
†Five Below	2,010	80,320
Foot Locker	4,426	313,759
†Francesca’s Holdings	2,844	51,277
GameStop Class A	5,865	148,150
Gap	14,801	332,134
†Genesco	1,278	79,364
GNC Holdings	5,146	56,812
Group 1 Automotive	1,049	81,759
Guess	4,809	58,189
Haverty Furniture	1,170	27,729
†Hibbett Sports	1,445	53,899
Home Depot	6,639	890,157

LVIP Dimensional U.S. Core Equity 2 Fund–25

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†Kirkland’s	1,522	$23,606
L Brands	954	62,811
Lithia Motors Class A	1,295	125,395
Lowe’s	4,559	324,236
†MarineMax	1,717	33,224
†Michaels	2,855	58,385
Monro Muffler Brake	1,606	91,863
†Murphy USA	2,216	136,218
Office Depot	29,000	131,080
†O’Reilly Automotive	492	136,978
†Party City Holdco	3,179	45,142
Penske Automotive Group	4,649	241,004
Pier 1 Imports	4,414	37,696
Rent-A-Center	3,348	37,665
†Restoration Hardware Holdings	1,494	45,866
Ross Stores	2,018	132,381
†Sally Beauty Holdings	2,786	73,606
†Select Comfort	2,804	63,426
Shoe Carnival	1,009	27,223
Signet Jewelers	2,332	219,814
Sonic Automotive Class A	1,673	38,312
†Sportsman’s Warehouse Holdings	1,747	16,404
Stage Stores	1,354	5,917
Staples	10,916	98,790
Stein Mart	2,840	15,563
Tailored Brands	801	20,466
Tiffany & Co.	3,739	289,511
†Tile Shop Holdings	1,683	32,903
TJX	3,596	270,167
Tractor Supply	1,488	112,805
†Ulta Salon Cosmetics & Fragrance	760	193,754
†Urban Outfitters	7,015	199,787
†Vitamin Shoppe	1,290	30,638
†West Marine	1,342	14,051
Williams-Sonoma	5,965	288,646
Winmark	403	50,838
†Zumiez	1,182	25,827

		9,804,479

Technology Hardware, Storage & Peripherals–2.49%
Apple	55,416	6,418,281
†Avid Technology	1,312	5,773
†Cray	1,200	24,840
Diebold Nixdorf	3,240	81,486
†Eastman Kodak	1,542	23,901
†Electronics For Imaging	2,085	91,448
Hewlett Packard Enterprise	31,225	722,547
HP	8,242	122,311
†NCR	4,790	194,282
NetApp	7,650	269,815
Seagate Technology	3,785	144,473
†Stratasys	1,072	17,731

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
†Super Micro Computer	1,844	$51,724
Western Digital	7,354	499,704

		8,668,316

Textiles, Apparel & Luxury Goods–0.71%
Carter’s	1,244	107,469
Coach	7,065	247,416
Columbia Sportswear	3,082	179,681
†Crocs	2,540	17,424
Culp	857	31,838
†Deckers Outdoor	1,432	79,318
†Fossil Group	2,664	68,891
†G-III Apparel Group	2,017	59,623
Hanesbrands	3,615	77,976
†Iconix Brand Group	4,220	39,415
†Kate Spade & Co.	4,402	82,185
†Lululemon Athletica	1,188	77,208
†Michael Kors Holdings	2,900	124,642
Movado Group	888	25,530
NIKE Class B	5,604	284,851
Oxford Industries	1,193	71,735
†Perry Ellis International	696	17,337
PVH	2,239	202,047
Ralph Lauren	1,302	117,597
†Sequential Brands Group	1,209	5,658
†Skechers U.S.A. Class A	4,784	117,591
†Steven Madden	3,440	122,980
†Under Armour Class A	1,470	42,703
†Under Armour Class C	602	15,152
†Unifi	789	25,745
†Vera Bradley	1,584	18,564
VF	1,842	98,271
†Vince Holding	660	2,675
Wolverine World Wide	4,658	102,243

		2,463,765

Thrifts & Mortgage Finance–0.65%
Astoria Financial	7,927	147,839
Bank Mutual	3,078	29,087
BankFinancial	1,093	16,198
Beneficial Bancorp	4,148	76,323
†BofI Holding	2,791	79,683
Capitol Federal Financial	7,573	124,652
Charter Financial	652	10,869
Clifton Bancorp	1,283	21,708
Dime Community Bancshares	2,608	52,421
EverBank Financial	6,344	123,391
Federal Agricultural Mortgage Class C	554	31,728
First Defiance Financial	445	22,579
†Flagstar Bancorp	3,132	84,376
†HomeStreet	1,845	58,302
Kearny Financial	5,674	88,231

LVIP Dimensional U.S. Core Equity 2 Fund–26

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
†LendingTree	300	$30,405
Meridian Bancorp	3,189	60,272
Meta Financial Group	500	51,450
†MGIC Investment	3,265	33,270
New York Community Bancorp	9,558	152,068
†NMI Holdings Class A	3,651	38,883
Northfield Bancorp	3,246	64,823
Northwest Bancshares	5,761	103,871
OceanFirst Financial	1,991	59,790
Oritani Financial	2,542	47,663
†PennyMac Financial Services Class A	1,597	26,590
†PHH	3,946	59,821
Provident Financial Services	2,912	82,410
Radian Group	2,073	37,273
Territorial Bancorp	299	9,819
TFS Financial	4,206	80,082
TrustCo Bank	5,644	49,385
United Community Financial	2,433	21,751
United Financial Bancorp	2,907	52,791
†Walker & Dunlop	1,799	56,129
Washington Federal	3,292	113,080
Waterstone Financial	984	18,106
WSFS Financial	1,365	63,268

		2,280,387

Tobacco–0.53%
†Alliance One International	554	10,637
Altria Group	10,988	743,009
Philip Morris International	6,571	601,181
Reynolds American	6,693	375,076
Universal	1,006	64,133
Vector Group	2,375	54,008

		1,848,044

Trading Companies & Distributors–0.81%
Air Lease	6,014	206,461
Applied Industrial Technologies	1,738	103,237
†Beacon Roofing Supply	3,027	139,454
†BMC Stock Holdings	2,911	56,765
†CAI International	1,223	10,603
†DXP Enterprises	500	17,370
Fastenal	3,018	141,786
GATX	1,878	115,647
H&E Equipment Services	3,129	72,749
†HD Supply Holdings	2,677	113,799
†Herc Holdings	1,639	65,822
Kaman	1,597	78,141
†MRC Global	5,251	106,385
MSC Industrial Direct	2,154	199,008
†NOW	5,499	112,565
†Rush Enterprises Class A	1,341	42,778
†Rush Enterprises Class B	547	16,886

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors (continued)
Textainer Group Holdings	1,155	$8,605
Triton International	3,138	49,580
†United Rentals	4,629	488,730
†Univar	5,583	158,390
†Veritiv	492	26,445
Watsco	956	141,603
†WESCO International	2,395	159,387
†Willis Lease Finance	616	15,757
WW Grainger	695	161,414

		2,809,367

Transportation Infrastructure–0.04%
Macquarie Infrastructure	1,563	127,697

		127,697

Water Utilities–0.12%
American States Water	1,485	67,657
American Water Works	1,625	117,585
Aqua America	1,702	51,128
California Water Service Group	2,214	75,055
Connecticut Water Service	380	21,223
Middlesex Water	539	23,145
SJW Group	602	33,700
York Water	500	19,100

		408,593

Wireless Telecommunication Services–0.23%
†Boingo Wireless	2,168	26,428
Shenandoah Telecommunications	2,679	73,137
Spok Holdings	803	16,662
†Sprint	18,459	155,425
Telephone & Data Systems	4,497	129,828
†T-Mobile U.S	6,383	367,086
†United States Cellular	894	39,086

		807,652

Total Common Stock (Cost $322,264,511)		346,978,418

RIGHT–0.00%
†=Dyax	1,518	1,685

Total Right (Cost $1,685)		1,685

LVIP Dimensional U.S. Core Equity 2 Fund–27

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

MONEY MARKET FUND–0.26%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	914,062	$914,062

Total Money Market Fund (Cost $914,062)		914,062

TOTAL VALUE OF SECURITIES–99.93% (Cost $323,180,258)	$347,894,165
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	250,389

NET ASSETS APPLICABLE TO 32,231,236 SHARES OUTSTANDING–100.00%	$348,144,554

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND STANDARD CLASS ($332,640,484 / 30,796,026 Shares)	$10.801

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND SERVICE CLASS ($15,504,070 / 1,435,210 Shares)	$10.803

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$348,136,771
Undistributed net investment income	165,566
Accumulated net realized loss on investments	(24,871,690)
Net unrealized appreciation of investments	24,713,907

Total net assets	$348,144,554

†	Non-income producing for the period.

«	Includes $1,687 payable for fund shares redeemed and $129,415 due to manager and affiliates as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $1,685, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–28

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$5,738,451
Foreign tax withheld	(1,147)

5,737,304

EXPENSES:
Management fees	2,198,931
Accounting and administration expenses	76,094
Reports and statements to shareholders	43,660
Professional fees	36,987
Distribution fees-Service Class	17,282
Custodian fees	8,762
Trustees’ fees and expenses	8,368
Pricing fees	6,007
Consulting fees	2,197
Other	2,757

2,401,045
Less management fees waived	(885,681)

Total operating expenses	1,515,364

NET INVESTMENT INCOME	4,221,940

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(21,080,641)
Foreign currencies	31
Futures contracts	(3,652,343)

Net realized loss	(24,732,953)

Net change in unrealized appreciation (depreciation) of investments	51,648,186

NET REALIZED AND UNREALIZED GAIN	26,915,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,137,173

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund

Statements of Changes in Net Assets

	Year Ended 12/31/16	5/1/15* to 12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,221,940	$3,865,447
Net realized gain (loss)	(24,732,953)	1,153,112
Net change in unrealized appreciation (depreciation)	51,648,186	(26,934,279)

Net increase (decrease) in net assets resulting from operations	31,137,173	(21,915,720)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,981,544)	(3,850,926)
Service Class	(139,257)	(25,214)
Net realized gain:
Standard Class	—	(1,289,681)
Service Class	—	(10,903)
Return of capital:
Standard Class	—	(52,974)
Service Class	—	(46)

	(4,120,801)	(5,229,744)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	61,052,874	464,079,351
Service Class	14,538,143	5,729,539
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,981,544	5,193,581
Service Class	139,257	36,163

	79,711,818	475,038,634

Cost of shares redeemed:
Standard Class	(178,624,085)	(21,990,024)
Service Class	(4,004,004)	(1,858,693)

	(182,628,089)	(23,848,717)

Increase (Decrease) in net assets derived from capital share transactions	(102,916,271)	451,189,917

NET INCREASE (DECREASE) IN NET ASSETS	(75,899,899)	424,044,453
NET ASSETS:
Beginning of period	424,044,453	—

End of period	$348,144,554	$424,044,453

Undistributed net investment income	$165,566	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–29

LVIP Dimensional U.S. Core Equity 2 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	Year Ended 12/31/16	5/1/15[1] to 12/31/15

Net asset value, beginning of period	$9.362	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.135	0.092
Net realized and unrealized gain (loss)	1.435	(0.611)

Total from investment operations	1.570	(0.519)

Less dividends and distributions from:
Net investment income	(0.131)	(0.088)
Net realized gain	—	(0.031)
Return of capital	—	— [3]

Total dividends and distributions	(0.131)	(0.119)

Net asset value, end of period	$10.801	$9.362

Total return[4]	16.75%	(5.21% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$332,641	$420,357
Ratio of expenses to average net assets	0.49%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.76%
Ratio of net investment income to average net assets	1.39%	1.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.10%	1.12%
Portfolio turnover	28%	103%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $52,974 were made by the Fund’s Standard Class, which calculated to be de minimus amount of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–30

LVIP Dimensional U.S. Core Equity 2 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	Year Ended 12/31/16	5/1/15[1] to 12/31/15

Net asset value, beginning of period	$9.364	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.114	0.075
Net realized and unrealized gain (loss)	1.430	(0.609)

Total from investment operations	1.544	(0.534)

Less dividends and distributions from:
Net investment income	(0.105)	(0.071)
Net realized gain	—	(0.031)
Return of capital	—	— [3]

Total dividends and distributions	(0.105)	(0.102)

Net asset value, end of period	$10.803	$9.364

Total return[4]	16.47%	(5.36% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,504	$3,687
Ratio of expenses to average net assets	0.74%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.01%
Ratio of net investment income to average net assets	1.14%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.85%	0.87%
Portfolio turnover	28%	103%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $46 were made by the Fund’s Service Class, which calculated to be de minimus amount of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–31

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for the open tax year ended December 31, 2015, and has concluded that no provision for federal income that is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Dimensional U.S. Core Equity 2 Fund–32

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.72% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.29% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and the LIAC.

Prior to May 1, 2016, LIAC had contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceeded 0.53% of the average daily net assets for the Standard Class and 0.78% for the Service Class.

Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the sub-adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$16,203
Legal	4,034

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,521 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class shares. The two classes are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$126,217
Distribution fees payable to LFD	3,198

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Dimensional U.S. Core Equity 2 Fund–33

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$88,182,986
Sales	194,975,863

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$325,618,946

Aggregate unrealized appreciation	$44,431,067
Aggregate unrealized depreciation	(22,155,848)

Net unrealized appreciation	$22,275,219

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$7,320,408	$—	$—	$7,320,408
Air Freight & Logistics	1,981,263	—	—	1,981,263
Airlines	3,750,296	—	—	3,750,296
Auto Components	3,273,929	—	—	3,273,929
Automobiles	2,724,460	—	—	2,724,460
Banks	32,276,730	232,837	—	32,509,567
Beverages	2,874,361	—	—	2,874,361
Biotechnology	4,796,588	—	—	4,796,588
Building Products	2,896,287	—	—	2,896,287
Capital Markets	10,863,188	—	—	10,863,188
Chemicals	8,728,815	—	—	8,728,815
Commercial Services & Supplies	4,287,754	—	—	4,287,754
Communications Equipment	5,990,260	—	—	5,990,260
Construction & Engineering	2,188,373	—	—	2,188,373
Construction Materials	1,073,531	—	—	1,073,531

LVIP Dimensional U.S. Core Equity 2 Fund–34

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Consumer Finance	$4,760,831	$—	$—	$4,760,831
Containers & Packaging	2,949,282	—	—	2,949,282
Distributors	920,839	—	—	920,839
Diversified Consumer Services	1,477,512	—	—	1,477,512
Diversified Financial Services	1,826,291	—	—	1,826,291
Diversified Telecommunication Services	9,257,345	—	—	9,257,345
Electric Utilities	2,834,008	—	—	2,834,008
Electrical Equipment	2,547,846	—	—	2,547,846
Electronic Equipment, Instruments & Components	6,264,168	—	—	6,264,168
Energy Equipment & Services	4,710,845	—	—	4,710,845
Food & Staples Retailing	7,392,154	—	—	7,392,154
Food Products	6,731,871	155,446	—	6,887,317
Gas Utilities	855,849	—	—	855,849
Health Care Equipment & Supplies	7,467,507	33,479	—	7,500,986
Health Care Providers & Services	11,321,130	—	—	11,321,130
Health Care Technology	674,556	—	—	674,556
Hotels, Restaurants & Leisure	7,596,023	—	—	7,596,023
Household Durables	3,983,160	—	—	3,983,160
Household Products	3,238,019	—	—	3,238,019
Independent Power & Renewable Electricity Producers	722,631	—	—	722,631
Industrial Conglomerates	2,946,571	—	—	2,946,571
Insurance	14,640,931	191,965	—	14,832,896
Internet & Direct Marketing Retail	2,951,208	—	—	2,951,208
Internet Software & Services	7,120,230	—	—	7,120,230
IT Services	9,436,553	—	—	9,436,553
Leisure Products	994,223	10,170	—	1,004,393
Life Sciences Tools & Services	2,769,576	—	—	2,769,576
Machinery	10,495,881	182,851	—	10,678,732
Marine	302,645	—	—	302,645
Media	13,081,641	—	—	13,081,641
Metals & Mining	3,498,471	—	—	3,498,471
Multiline Retail	2,429,783	—	—	2,429,783
Multi-Utilities	1,661,697	—	—	1,661,697
Oil, Gas & Consumable Fuels	18,915,417	—	—	18,915,417
Paper & Forest Products	824,579	—	—	824,579
Personal Products	1,002,175	—	—	1,002,175
Pharmaceuticals	9,730,790	—	—	9,730,790
Professional Services	2,294,031	—	—	2,294,031
Real Estate Management & Development	1,443,814	—	—	1,443,814
Road & Rail	5,017,947	—	—	5,017,947
Semiconductors & Semiconductor Equipment	13,856,046	—	—	13,856,046
Software	8,631,517	349,534	—	8,981,051
Specialty Retail	9,804,479	—	—	9,804,479
Technology Hardware, Storage & Peripherals	8,668,316	—	—	8,668,316
Textiles, Apparel & Luxury Goods	2,463,765	—	—	2,463,765
Thrifts & Mortgage Finance	2,280,387	—	—	2,280,387
Tobacco	1,848,044	—	—	1,848,044
Trading Companies & Distributors	2,809,367	—	—	2,809,367
Transportation Infrastructure	127,697	—	—	127,697
Water Utilities	408,593	—	—	408,593
Wireless Telecommunication Services	807,652	—	—	807,652
Money Market Fund	914,062	—	—	914,062
Rights	—	—	1,685	1,685

Total	$346,736,198	$1,156,282	$1,685	$347,894,165

LVIP Dimensional U.S. Core Equity 2 Fund–35

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2016 and the period May 1, 2015* through December 31, 2015 was as follows:

	Year	5/1/15*
	Ended	to
	12/31/16	12/31/15
Ordinary income	$4,120,801	$5,102,367
Long-term capital gains	—	74,357
Return of capital	—	53,020

Total	$4,120,801	$5,229,744

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$348,136,771
Undistributed ordinary income	168,193
Capital loss carryforward	(22,435,629)
Net unrealized depreciation	22,275,219

Net assets	$348,144,554

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency transactions, decrease in disallowed expenses, tax character of corporate actions, return of capital on investments and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$64,427	$(20,436)	$(43,991)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22,2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$20,134,537	$2,301,092	$22,435,629

LVIP Dimensional U.S. Core Equity 2 Fund–36

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year	5/1/15*
	Ended	to
	12/31/16	12/31/15
Shares sold:
Standard Class	6,223,729	46,599,995
Service Class	1,426,438	587,670
Shares issued upon reinvestment of dividends and distributions:
Standard Class	363,412	547,789
Service Class	12,707	3,813

	8,026,286	47,739,267

Shares redeemed:
Standard Class	(20,689,669)	(2,249,230)
Service Class	(397,737)	(197,681)

	(21,087,406)	(2,446,911)

Net increase (decrease)	(13,061,120)	45,292,356

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used futures contracts as a cash management tool.

The effect of derivative instruments on the Statement of Operation for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts	$(3,652,343)	$—

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LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$1,984,903	$—

8. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–38

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional U.S. Core Equity 2 Fund

We have audited the accompanying statement of net assets of the LVIP Dimensional U.S. Core Equity 2 Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional U.S. Core Equity 2 Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Dimensional U.S. Core Equity 2 Fund–39

LVIP Dimensional U.S. Core Equity 2 Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Dimensional U.S. Core Equity 2 Fund–40

LVIP Dimensional U.S. Core Equity 2 Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were the same as the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed LVIP Dimensional U.S. Core Equity 2 Fund’s total return compared to the total returns of funds included in the Morningstar Large Blend funds category. The Board noted that the Fund’s total return was above and below the average return of the Morningstar category over recent quarters. The Board considered that the Fund commenced operations in May 2015, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Dimensional were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules (which contain breakpoints for the LVIP Dimensional International Core Equity Fund and LVIP Dimensional U.S. Core Equity 1 Fund) compared to the subadvisory fees of comparable funds sub-advised by Dimensional noting that the subadvisory fess were within range of the other sub-advised funds. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC compensates Dimensional from its fees. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional stated it does not receive any direct benefit other than subadvisory fees, but may receive indirect benefits associated with a general increase in assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Dimensional U.S. Core Equity 2 Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Dimensional U.S. Core Equity 2 Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Dimensional U.S. Core Equity 2 Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional U.S. Core Equity 2 Fund–44

LVIP Franklin Templeton Global Equity Managed Volatility Fund

(formerly LVIP Templeton Growth Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP Franklin Templeton Global Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Global Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-Advised by:	Templeton Investment Council, LLC
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
SSGA Funds Management, Inc.

The Fund returned 2.42% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI World Index1 (net dividends) returned 7.51%.

The global economy grew moderately during the 12-month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal, generally encouraging global economic data, expectations of higher interest rates and inflation in the U.S. driven by talk of expansionary fiscal policies under new U.S. President Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

From a sector perspective, major detractors from relative performance for the growth portion of the Fund included stock selection and an overweighted position in health care, as well as security selection in financials. With in health care, significant detractors included Israel-based generic drug manufacturer Teva Pharmaceutical Industries, U.S.-based specialty pharmaceutical company Allergan and biopharmaceutical firm Gilead Sciences. In the financials sector, Italy-based commercial bank UniCredit (not held at December 31, 2016) and Switzerland-based financial services firm Credit Suisse Group detracted from results. In contrast, an overweighting and stock selection in the energy sector contributed to relative performance, as did security selection in the information technology sector. In the energy sector, oilfield services provider Halliburton (not held at December 31, 2016) and oil and gas exploration and production company Apache, both based in the U.S., benefited performance. Off-benchmark semiconductor manufacturer Samsung Electronics (South Korea) contributed to results in the information technology sector, as did semiconductor equipment manufacturer Applied Materials (U.S.).

For the portion of the Fund invested in the Franklin Mutual Global Discovery strategy, stock selection in the consumer discretionary sector contributed to results relative to the MSCI World Index. An overweighting and stock selection in the energy sector also helped, as did an overweighting in the financials sector. Significant contributors to absolute performance included regional bank Citizens Financial Group (U.S.), energy company Marathon Oil (U.S.) and technology company Symantec (U.S.). In contrast, stock selection in the telecommunication services sector detracted from relative performance, as did an overweighting and security selection in the consumer staples sector. Top detractors from absolute results included Israel-based drug manufacturer Teva Pharmaceutical Industries and financial services firms Credit Suisse Group (Switzerland) and HSBC Holdings (UK).

For the portion of the Fund using the Franklin Rising Dividends strategy, stock selection and an underweighting in the financials and energy sectors detracted from performance relative to the S&P 500® Index2, as did the Fund’s cash position. Conversely, an overweighting and security selection in the materials sector contributed to relative performance. Stock selection in the information technology and consumer staples sectors also helped performance.

Individual contributors to the Fund’s performance included Albemarle, Johnson Controls and Texas Instruments. Shares of Albemarle, a specialty chemicals producer, performed well over the period, as the company reported consistently strong performance and raised its full-year 2016 guidance repeatedly. Johnson Controls International, a building products and technology solutions company, saw its shares rise over the period in response to solid quarterly results, including several positive earnings guidance revisions. Texas instruments, a designer and manufacturer of semiconductors, repeatedly exceeded consensus earnings expectations, driven by the strong, secular growth in the company’s end-markets and improved profitability from continued manufacturing efficiencies.

Individual detractors from the Fund’s performance included Perrigo, CVS Health and NIKE. Perrigo, a health care supplier and pharmaceuticals company, was adversely impacted by the abrupt departure of its chief executive officer, a reduction in financial guidance, and concerns about diminishing pricing power in its prescriptions business. Shares of CVS Health, an integrated pharmacy health care provider, declined on concerns regarding the pharmacy benefit manager model, spurred by the U.S. Department of Justice’s investigation into how much Mylan (not a fund holding) charged Medicaid for its EpiPen products, the loss of certain pharmacy contracts to competitors, and anticipation of a possible moderation in long-term growth targets. NIKE, an athletic footwear, apparel and equipment company, declined over the period, resulting largely from concerns about market share erosion in the U.S. by competitors, including Adidas and Under Armour, and an inventory buildup, which the company is addressing.

For the Franklin DynaTech portion of the Fund, an overweighting and security selection in the information technology sector contributed to relative performance. A lack of exposure to the consumer staples sector and stock selection in the consumer discretionary sector also helped results. Individual contributors to relative performance included cloud-computing company NetSuite (not held at December 31, 2016), Internet retailer Amazon.com and semiconductor and software design firm ARM Holdings (not held at December 31, 2016). In contrast, stock selection in the financials sector detracted from relative performance. An underweighting in the industrials sector and stock selection in the energy sector also hindered results. Individual holdings that detracted from relative performance included specialty pharmaceuticals company Allergan, technology firm Microsoft and security platform solutions provider Palo Alto Networks.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from

LVIP Franklin Templeton Global Equity Managed Volatility Fund–1

LVIP Franklin Templeton Global Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng
Templeton Investment Council, LLC:	Peter Nori, CFA
Cindy Sweeting
Heather Waddell
Franklin Advisers, Inc.:	Rupert Johnson, Jr.
Matthew Moberg
Franklin Advisory Services, LLC:	Bruce Baughman
Nicholas Getaz
Donald Taylor
Franklin Mutual Advisers, LLC:	Philippe Brugere-Trelat
Peter Langerman
Timothy Rankin
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,937. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,557. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	2.42%
Five Years	+	6.06%
Ten Years	+	1.79%

Service Class Shares
One Year	+	2.16%
Five Years	+	5.80%
Inception (4/30/07)	+	0.92%

1.

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–2

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,062.10	0.71%	$3.68
Service Class Shares	1,000.00	1,060.70	0.96%	4.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.57	0.71%	$3.61
Service Class Shares	1,000.00	1,020.31	0.96%	4.88

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Franklin Templeton Global Equity Managed Volatility Fund–3

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Security Type/Country	Percentage of Net Assets

Common Stock	89.81%
Argentina	0.05%
Belgium	0.01%
Canada	0.04%
China	0.60%
Denmark	0.09%
Finland	0.10%
France	4.45%
Germany	3.91%
Hong Kong	1.83%
Ireland	0.71%
Israel	0.86%
Italy	0.76%
Japan	4.48%
Netherlands	2.36%
Norway	1.00%
Portugal	0.41%
Republic of Korea	2.17%
Singapore	0.55%
South Africa	0.05%
Spain	0.32%
Sweden	0.16%
Switzerland	2.52%
Taiwan	0.45%
Thailand	0.38%
United Kingdom	6.49%
United States	55.06%
Corporate Bonds	0.13%
Senior Secured Loan	0.02%
Preferred Stock	0.10%
Money Market Fund	8.05%
Short-Term Investments	1.37%
Total Value of Securities	99.48%
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector*	Percentage of Net Assets

Aerospace & Defense	2.55%
Air Freight & Logistics	0.46%
Airlines	0.38%
Auto Components	0.87%
Automobiles	1.10%
Banks	7.42%
Beverages	1.04%
Biotechnology	2.65%

Sector*	Percentage of Net Assets

Building Products	1.07%
Capital Markets	1.10%
Chemicals	4.61%
Commercial Services & Supplies	0.61%
Communications Equipment	0.30%
Construction Materials	1.00%
Consumer Finance	0.93%
Containers & Packaging	0.18%
Diversified Financial Services	0.54%
Diversified Telecommunication Services	1.84%
Electric Utilities	0.36%
Electrical Equipment	0.57%
Electronic Equipment, Instruments & Components	0.96%
Energy Equipment & Services	1.70%
Equity Real Estate Investment Trusts	0.34%
Food & Staples Retailing	2.17%
Food Products	1.32%
Health Care Equipment & Supplies	4.47%
Health Care Providers & Services	0.55%
Health Care Technology	0.08%
Hotels, Restaurants & Leisure	0.90%
Household Durables	0.58%
Household Products	0.84%
Industrial Conglomerates	2.98%
Insurance	3.61%
Internet & Direct Marketing Retail	0.86%
Internet Software & Services	2.73%
IT Services	1.48%
Life Sciences Tools & Services	0.46%
Machinery	2.20%
Marine	0.09%
Media	2.54%
Metals & Mining	0.93%
Multiline Retail	0.42%
Oil, Gas & Consumable Fuels	6.50%
Pharmaceuticals	6.83%
Professional Services	0.12%
Semiconductors & Semiconductor Equipment	3.23%
Software	4.81%
Specialty Retail	1.42%
Technology Hardware, Storage & Peripherals	2.96%
Textiles, Apparel & Luxury Goods	0.41%
Tobacco	0.40%
Trading Companies & Distributors	0.26%
Wireless Telecommunication Services	1.33%
Total	90.06%

*Allocation includes all investments except for short-term investments and money market fund.

IT - Information Technology

LVIP Franklin Templeton Global Equity Managed Volatility Fund–4

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	2.38%
Alphabet Class A & Class C	1.41%
Samsung Electronics	1.39%
Medtronic	1.20%
JPMorgan Chase & Co.	1.13%
Citigroup	1.13%
Apple	1.05%
BP ADR	1.04%
Roper Technologies	1.01%
Stryker	1.00%
Total	12.74%

LVIP Franklin Templeton Global Equity Managed Volatility Fund–5

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–89.81%
Argentina–0.05%
MercadoLibre	2,800	$437,192

		437,192

Belgium–0.01%
Ion Beam Applications	2,700	118,347

		118,347

Canada–0.04%
Empire Class A	26,400	309,096

		309,096

China–0.60%
†Alibaba Group Holding ADR	2,800	245,868
†Baidu ADR	24,200	3,978,722
†Yum China Holdings	37,330	975,060

		5,199,650

Denmark–0.09%
AP Moller - Maersk Class B	488	778,727

		778,727

Finland–0.10%
Nokia	95,800	462,672
Nokia ADR	85,700	412,217

		874,889

France–4.45%
Accor	20,020	746,654
AXA	203,686	5,142,625
BNP Paribas	128,610	8,197,339
Cie de Saint-Gobain	95,520	4,449,802
Cie Generale des Etablissements Michelin	32,350	3,599,426
Credit Agricole	221,860	2,751,112
Sanofi	66,396	5,374,675
Societe Generale	12,400	610,156
Technip	33,360	2,381,243
TOTAL	70,150	3,597,650
Zodiac Aerospace	85,480	1,962,925

		38,813,607

Germany–3.91%
Bayer	43,560	4,545,451
Deutsche Lufthansa	254,850	3,291,646
Deutsche Telekom	28,600	492,380
HeidelbergCement	26,290	2,452,761
Infineon Technologies ADR	160,316	2,770,260
#†Innogy 144A	65,967	2,292,220
LANXESS	91,310	5,992,924
Merck	39,030	4,073,571
METRO	77,965	2,592,176
†QIAGEN	88,954	2,498,247
Siemens ADR	21,096	2,582,572

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
thyssenkrupp	20,400	$486,173

		34,070,381

Hong Kong–1.83%
AIA Group	294,800	1,663,228
China Life Insurance	896,000	2,334,025
China Pacific Insurance Group	144,400	503,710
China Shenhua Energy	201,200	378,815
China Telecom	10,447,800	4,823,409
Jardine Strategic Holdings	12,700	421,640
Kunlun Energy	1,416,000	1,059,101
NetEase ADR	2,800	602,952
Sands China	73,700	320,290
Sinopharm Group	529,600	2,182,052
Tencent Holdings	69,000	1,687,962

		15,977,184

Ireland–0.71%
†Adient	11,758	689,019
CRH	158,269	5,490,364

		6,179,383

Israel–0.86%
†Check Point Software Technologies	14,220	1,201,021
Teva Pharmaceutical Industries ADR	174,508	6,325,915

		7,526,936

Italy–0.76%
CNH Industrial	42,400	368,886
Enel	196,199	864,943
Eni	327,888	5,339,491

		6,573,320

Japan–4.48%
†IHI	774,000	2,013,228
Inpex	245,500	2,459,726
Konica Minolta	402,700	4,000,297
†LINE ADR	5,700	193,857
Nissan Motor	537,300	5,404,031
Omron	120,700	4,631,782
Panasonic	389,200	3,961,099
SoftBank Group	94,300	6,265,151
Start Today	13,700	236,666
Sumitomo Metal Mining	160,000	2,063,059
Suntory Beverage & Food	99,300	4,124,933
†Toshiba	608,000	1,472,725
Toyota Motor ADR	19,181	2,248,013

		39,074,567

Netherlands–2.36%
Akzo Nobel	58,620	3,664,740
ASML Holding New York Shares	5,500	617,100
ING Groep	292,882	4,122,001
Koninklijke KPN	337,760	1,000,498

LVIP Franklin Templeton Global Equity Managed Volatility Fund–6

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Netherlands (continued)
Koninklijke Philips	37,920	$1,157,578
NN Group	92,160	3,123,308
Royal Dutch Shell Class B	236,790	6,869,443

		20,554,668

Norway–1.00%
†Subsea 7	184,640	2,337,039
Telenor	288,550	4,310,532
Yara International	52,000	2,047,398

		8,694,969

Portugal–0.41%
Galp Energia	238,290	3,559,362

		3,559,362

Republic of Korea–2.17%
Hana Financial Group	98,564	2,550,194
Hyundai Mobis	15,070	3,293,989
Hyundai Motor	2,100	253,850
KB Financial Group	17,683	626,621
Samsung Electronics	8,141	12,146,118

		18,870,772

Singapore–0.55%
Broadcom	8,200	1,449,514
DBS Group Holdings	134,605	1,611,747
Singapore Telecommunications	671,160	1,691,630

		4,752,891

South Africa–0.05%
Naspers Class N	2,800	410,627

		410,627

Spain–0.32%
Telefonica	303,840	2,820,964

		2,820,964

Sweden–0.16%
Getinge Class B	87,360	1,400,928

		1,400,928

Switzerland–2.52%
†ABB	219,490	4,629,918
Chubb	32,616	4,309,226
†LafargeHolcim	15,000	790,288
Novartis	29,960	2,180,139
Novartis ADR	21,940	1,598,110
Roche Holding	21,670	4,949,860
Roche Holding ADR	32,000	912,960
Syngenta	510	201,586
UBS Group	153,640	2,406,519

		21,978,606

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Taiwan–0.45%
Taiwan Semiconductor Manufacturing ADR	137,400	$3,950,250

		3,950,250

Thailand–0.38%
Bangkok Bank NVDR	740,300	3,297,297

		3,297,297

United Kingdom–6.49%
†Atlassian	8,500	204,680
Aviva	386,490	2,316,773
BAE Systems	511,820	3,730,987
Barclays	1,851,100	5,097,555
BP	107,730	676,578
BP ADR	241,329	9,020,878
British American Tobacco	18,540	1,055,952
GlaxoSmithKline	220,530	4,245,222
†Glencore	552,650	1,888,992
HSBC Holdings	828,050	6,647,252
HSBC Holdings (London Shares)	51,440	416,439
Imperial Brands	14,300	624,306
Kingfisher	587,878	2,537,926
†Liberty Global Class C	3,211	95,367
Petrofac	171,850	1,840,437
RELX	38,076	679,941
Royal Dutch Shell Class A	52,762	1,443,205
Royal Dutch Shell (London Shares) Class A	19,560	540,571
RSA Insurance Group	58,500	422,479
Sky	356,460	4,353,476
†Standard Chartered	482,532	3,946,246
Vodafone Group	309,760	762,924
Vodafone Group ADR	162,092	3,959,907

		56,508,093

United States–55.06%
†2U	10,100	304,515
Abbott Laboratories	89,540	3,439,231
AbbVie	31,100	1,947,482
Accenture Class A	49,900	5,844,787
Acuity Brands	1,400	323,204
†Adobe Systems	14,100	1,451,595
Aflac	33,400	2,324,640
Air Products & Chemicals	47,000	6,759,540
†Alarm.com Holdings	5,600	155,848
Albemarle	99,490	8,564,099
†Align Technology	100	9,613
†Alleghany	300	182,436
Allegheny Technologies	118,350	1,885,315
Allergan	26,710	5,609,367
Ally Financial	15,200	289,104
†Alphabet Class A	13,860	10,983,357
†Alphabet Class C	1,700	1,312,094

LVIP Franklin Templeton Global Equity Managed Volatility Fund–7

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
Altria Group	10,100	$682,962
†Amazon.com	6,300	4,724,181
American International Group	90,510	5,911,208
American Tower	9,700	1,025,096
Amgen	42,270	6,180,297
Amphenol Class A	14,100	947,520
Analog Devices	6,760	490,911
†ANSYS	5,400	499,446
Apache	52,674	3,343,219
Apple	79,140	9,165,995
Applied Materials	87,900	2,836,533
†Apptio Class A	3,000	55,590
Archer-Daniels-Midland	99,200	4,528,480
†Aspen Technology	14,300	781,924
†Autodesk	1,400	103,614
B/E Aerospace	6,700	403,273
Baker Hughes	49,180	3,195,225
Becton Dickinson & Co.	39,510	6,540,881
Bemis	20,700	989,874
†Biogen	2,800	794,024
†BlackLine	2,700	74,601
Boeing	3,500	544,880
Bunge	65,500	4,731,720
†Cadence Design Systems	1,500	37,830
Capital Bank Financial	12,100	474,925
Capital One Financial	89,745	7,829,354
Carlisle	42,030	4,635,489
Caterpillar	10,950	1,015,503
†Celgene	47,430	5,490,023
†CEVA	200	6,710
Charles Schwab	4,600	181,562
†Charter Communications Class A	2,941	846,773
Chevron	42,940	5,054,038
Cintas	23,200	2,680,992
Cisco Systems	26,340	795,995
CIT Group	16,670	711,476
Citigroup	165,050	9,808,921
Citizens Financial Group	39,510	1,407,741
Cognex	100	6,362
†Cognizant Technology Solutions Class A	11,610	650,508
†Coherent	100	13,739
Colgate-Palmolive	46,600	3,049,504
Comcast Class A	104,355	7,205,713
†CommerceHub Class A	8,020	120,380
†CommerceHub Class C	3,040	45,691
ConocoPhillips	74,610	3,740,945
CONSOL Energy	20,300	370,069
Core Laboratories	4,200	504,168
†CoStar Group	600	113,094
†Coupa Software	700	17,507
CR Bard	4,100	921,106

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
CVS Health	48,311	$3,812,221
Danaher	300	23,352
†Dell Technologies Class V	3,589	197,288
DENTSPLY SIRONA	17,300	998,729
Devon Energy	30,200	1,379,234
†DexCom	3,600	214,920
†DISH Network Class A	15,343	888,820
Donaldson	46,900	1,973,552
Dover	66,500	4,982,845
Eastman Chemical	34,820	2,618,812
Ecolab	23,800	2,789,836
†Edwards Lifesciences	14,000	1,311,800
†Electronic Arts	12,500	984,500
Eli Lilly & Co.	79,271	5,830,382
†Ellie Mae	3,500	292,880
EOG Resources	15,000	1,516,500
Equifax	2,800	331,044
Equinix	5,500	1,965,755
Erie Indemnity Class A	10,700	1,203,215
Exxon Mobil	25,700	2,319,682
†Facebook Class A	31,400	3,612,570
FedEx	3,400	633,080
†Fiserv	8,500	903,380
Fortive	3,000	160,890
†Freeport-McMoRan	20,510	270,527
Gap	81,020	1,818,089
General Dynamics	29,600	5,110,736
General Motors	22,120	770,661
Gilead Sciences	70,450	5,044,925
Goldman Sachs Group	200	47,890
Hartford Financial Services Group	3,620	172,493
†Henry Schein	5,600	849,576
Hewlett Packard Enterprise	19,300	446,602
Honeywell International	59,200	6,858,320
†HubSpot	6,700	314,900
†IDEXX Laboratories	10,700	1,254,789
†Illumina	2,100	268,884
†Incyte	8,200	822,214
†Inphi	1,500	66,930
Intel	22,000	797,940
Intercontinental Exchange	21,000	1,184,820
International Paper	10,700	567,742
Intuit	8,300	951,263
†Intuitive Surgical	280	177,568
†Ionis Pharmaceuticals	18,820	900,161
John Wiley & Sons Class A	43,700	2,381,650
Johnson & Johnson	50,400	5,806,584
Johnson Controls International	117,582	4,843,203
JPMorgan Chase & Co.	113,970	9,834,471
Kinder Morgan	36,350	752,809
KLA-Tencor	1,500	118,020
†KLX	3,200	144,352

LVIP Franklin Templeton Global Equity Managed Volatility Fund–8

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
†Knowles	163,530	$2,732,586
Lam Research	9,800	1,036,154
Leggett & Platt	22,520	1,100,778
†Liberty Broadband Class A	8,300	601,418
†Liberty Broadband Class C	3,400	251,838
†Liberty Expedia Holdings Class A	6,080	241,194
†Liberty Ventures Class A	9,120	336,254
Linear Technology	53,350	3,326,373
†MACOM Technology Solutions Holdings	6,800	314,704
Marathon Oil	42,903	742,651
MarketAxess Holdings	2,900	426,068
Mastercard Class A	27,500	2,839,375
Matthews International Class A	34,500	2,651,325
McCormick & Co. Non-Voting Shares	23,900	2,230,587
McDonald’s	28,100	3,420,332
Medtronic	146,620	10,443,743
Merck & Co.	28,660	1,687,214
MetLife	14,210	765,777
Microsoft	333,390	20,716,855
Monolithic Power Systems	5,700	467,001
Monsanto	7,470	785,919
Moody’s	8,000	754,160
Morgan Stanley	100,530	4,247,393
MSCI	4,200	330,876
†Netflix	5,700	705,660
†Neurocrine Biosciences	2,700	104,490
†Nevro	3,800	276,108
NIKE Class B	70,400	3,578,432
Nucor	25,300	1,505,856
†Nutanix Class A	1,600	42,496
NVIDIA	10,400	1,110,096
Occidental Petroleum	30,600	2,179,638
Oracle	189,150	7,272,817
†Palo Alto Networks	7,300	912,865
†Patheon	3,000	86,130
†PayPal Holdings	4,500	177,615
Pentair	89,100	4,995,837
PepsiCo	46,760	4,892,499
Perrigo	28,900	2,405,347
Pfizer	108,840	3,535,123
Philip Morris International	3,040	278,130
Pioneer Natural Resources	1,400	252,098
PNC Financial Services Group	10,110	1,182,466
Praxair	57,400	6,726,706
†Priceline Group	850	1,246,151
Procter & Gamble	50,800	4,271,264
†Q2 Holdings	800	23,080
QUALCOMM	31,400	2,047,280
Raytheon	7,000	994,000
†Regeneron Pharmaceuticals	2,800	1,027,852
Reynolds American	15,030	842,281

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
†Rite Aid	42,585	$350,900
Rockwell Collins	28,840	2,675,198
Roper Technologies	48,300	8,842,764
Ross Stores	66,500	4,362,400
†salesforce.com	24,000	1,643,040
†SBA Communications Class A	8,600	888,036
Schlumberger	54,600	4,583,670
†ServiceNow	14,000	1,040,760
†Splunk	4,300	219,945
†Square Class A	600	8,178
Stanley Black & Decker	32,150	3,687,283
Stryker	73,068	8,754,277
Symantec	45,987	1,098,629
Synchrony Financial	200	7,254
Target	51,100	3,690,953
†TESARO	5,800	779,984
Texas Instruments	78,250	5,709,903
Thermo Fisher Scientific	5,500	776,050
Tiffany & Co.	47,600	3,685,668
Time Warner	16,990	1,640,045
†T-Mobile US	10,200	586,602
Twenty-First Century Fox Class A	123,030	3,449,761
†Twilio Class A	2,800	80,780
†Tyler Technologies	2,900	414,033
†Ultimate Software Group	5,000	911,750
United Parcel Service Class B	29,800	3,416,272
United Technologies	60,400	6,621,048
UnitedHealth Group	9,800	1,568,392
†Veeva Systems Class A	17,400	708,180
†Versum Materials	23,500	659,645
Visa Class A	32,110	2,505,222
Voya Financial	120,040	4,707,969
Walgreens Boots Alliance	102,710	8,500,280
Wal-Mart Stores	48,100	3,324,672
†Waters	2,800	376,292
Wells Fargo & Co.	25,110	1,383,812
West Pharmaceutical Services	36,600	3,104,778
†Workday Class A	7,200	475,848
WW Grainger	9,800	2,276,050
Xilinx	6,000	362,220
Xl Group	28,600	1,065,636
Yum Brands	37,330	2,364,109
†Zendesk	8,200	173,840

		479,802,225

Total Common Stock (Cost $666,146,863)		782,534,931

LVIP Franklin Templeton Global Equity Managed Volatility Fund–9

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS–0.13%
Health Care Providers & Services–0.02%
Community Health Systems 6.875% 2/1/22	142,000	$99,400
7.125% 7/15/20	93,000	71,173

		170,573

Pharmaceuticals–0.06%
Valeant Pharmaceuticals International #144A 5.375% 3/15/20	15,000	12,750
#144A 5.625% 12/1/21	37,000	28,860
#144A 6.75% 8/15/21	55,000	45,925
#144A 7.25% 7/15/22	27,000	22,207
#VPI Escrow 144A 6.375% 10/15/20	343,000	296,373
#VPII Escrow 144A 7.50% 7/15/21	83,000	70,654

		476,769

Software–0.05%
Veritas US #144A 7.50% 2/1/23	200,000	188,500
#144A 10.50% 2/1/24	280,000	256,900

		445,400

Total Corporate Bonds (Cost $1,085,687)		1,092,742

«SENIOR SECURED LOAN–0.02%
Veritas US Tranche B1, 1st Lien 6.625% 1/27/23	219,343	203,385

Total Senior Secured Loan (Cost $188,096)		203,385

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.10%
Volkswagen 2.25%	6,300	$884,336

Total Preferred Stock (Cost $691,703)		884,336

MONEY MARKET FUND–8.05%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	70,156,175	70,156,175

Total Money Market Fund (Cost $70,156,175)		70,156,175

	Principal Amount°
SHORT-TERM INVESTMENTS–1.37%
≠Discount Note–1.03%
Federal Home Loan Bank Discount Notes 0.211% 1/3/17	8,962,000	8,962,000

		8,962,000

≠U.S. Treasury Obligation–0.34%
U.S. Treasury Bill 0.384% 1/19/17	3,000,000	2,999,457

		2,999,457

Total Short Term Investments (Cost $11,961,235)		11,961,457

TOTAL VALUE OF SECURITIES–99.48% (Cost $750,229,759)	866,833,026
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.52%	4,548,086

NET ASSETS APPLICABLE TO 29,020,174 SHARES OUTSTANDING–100.00%	$871,381,112

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($82,911,371 / 2,761,866 Shares)	$30.020

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($788,469,741 / 26,258,308 Shares)	$30.027

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$876,342,789
Undistributed net investment income	1,581,808
Accumulated net realized loss on investments	(123,464,313)
Net unrealized appreciation of investments, foreign currencies and derivatives	116,920,828

TOTAL NET ASSETS	$871,381,112

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $3,214,389, which represents 0.37% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–10

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

†	Non-income producing for the period.

«

Includes $2,560,783 cash collateral held at broker and $609,941 foreign currencies collateral held at broker, $121,889 payable for securities purchased, $397,300 payable for fund shares redeemed and $652,318 due to manager and affiliates as of December 31, 2016.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	EUR	(83,597)	USD	87,616	2/17/17	$(597)
CSFB	KRW	(15,937,432)	USD	13,582	1/13/17	381
CSFB	KRW	(10,262,134)	USD	9,238	2/13/17	740
DB	NOK	340,249	USD	(39,550)	1/3/17	(145)
HSBC	CAD	(464,954)	USD	344,240	1/23/17	(2,162)
HSBC	EUR	(5,550,779)	USD	5,801,514	2/17/17	(55,915)
HSBC	GBP	(48,345)	USD	59,888	1/23/17	267
HSBC	KRW	(25,570,068)	USD	21,774	1/13/17	596
HSBC	KRW	(1,382,500,570)	USD	1,240,716	2/13/17	95,741
SSB	CAD	60,682	USD	(45,385)	1/23/17	(177)
SSB	EUR	(3,842)	USD	4,054	1/3/17	9
SSB	EUR	(5,551,637)	USD	5,802,414	2/17/17	(55,919)
SSB	GBP	(23,160)	USD	28,516	1/23/17	(45)
UBS	EUR	(35,076)	USD	36,717	2/17/17	(295)
UBS	GBP	(5,418,180)	USD	6,772,010	1/23/17	89,854
UBS	KRW	(93,661,796)	USD	80,412	1/13/17	2,833

						$75,166

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
78	British Pound - Currency Contract	$6,151,503	$6,024,525	3/13/17	$(126,978)
237	E-mini S&P 500 Index - Equity Contract	26,573,568	26,498,970	3/19/17	(74,598)
36	E-mini S&P MidCap 400 Index - Equity Contract	6,053,220	5,972,760	3/19/17	(80,460)
72	Euro - Currency Contract	9,537,276	9,516,600	3/14/17	(20,676)
296	Euro STOXX 50 Index - Equity Contract	9,898,756	10,210,620	3/18/17	311,864
70	FTSE 100 Index - Equity Contract	5,932,530	6,081,894	3/20/17	149,364
59	Japanese Yen - Currency Contract	6,495,708	6,340,287	3/13/17	(155,421)
43	Nikkei 225 Index (OSE) - Equity Contract	6,699,943	7,027,166	3/10/17	327,223

					$330,318

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts and notional values presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP Franklin Templeton Global Equity Managed Volatility Fund–11

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

BAML–Bank of America Merrill Lynch

CAD–Canadian Dollar

CSFB–Credit Suisse First Boston

DB–Deutsche Bank

EUR–Euro

FTSE–Financial Times Stock Exchange

GBP–British Pound Sterling

HSBC–Hong Kong Shanghai Bank

KRW–South Korean Won

NOK–Norwegian Krone

NVDR–Non-Voting Depository Receipt

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

SSB–State Street Bank

UBS–Union Bank of Switzerland

USD–United States Dollar

See accompanying notes, which are an integral part of the Financial Statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–12

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$19,481,868
Interest	109,918
Foreign tax withheld	(848,243)

18,743,543

EXPENSES:
Management fees	5,514,036
Distribution fees-Service Class	1,905,106
Accounting and administration expenses	334,822
Reports and statements to shareholders	165,494
Professional fees	72,202
Custodian fees	53,710
Trustees’ fees and expenses	22,242
Pricing fees	20,543
Consulting fees	4,210
Other	7,914

Total operating expenses	8,100,279

NET INVESTMENT INCOME	10,643,264

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(34,450,935)
Foreign currencies	2,118,836
Foreign currency exchange contracts	(173,676)
Futures contracts	(37,776,728)

Net realized loss	(70,282,503)

Net change in unrealized appreciation (depreciation) of:
Investments	80,027,367
Foreign currencies	(14,798)
Foreign currency exchange contracts	80,641
Futures contracts	454,223

Net change in unrealized appreciation (depreciation)	80,547,433

NET REALIZED AND UNREALIZED GAIN	10,264,930

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,908,194

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,643,264	$9,890,332
Net realized loss	(70,282,503)	(26,474,926)
Net change in unrealized appreciation (depreciation)	80,547,433	(55,637,767)

Net increase (decrease) in net assets resulting from operations	20,908,194	(72,222,361)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,263,834)	(1,285,476)
Service Class	(10,149,921)	(9,129,336)

	(11,413,755)	(10,414,812)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,505,541	6,340,701
Service Class	126,465,675	237,668,382
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,263,834	1,285,476
Service Class	10,149,921	9,129,336

	145,384,971	254,423,895

Cost of shares redeemed:
Standard Class	(12,596,988)	(12,403,555)
Service Class	(105,664,175)	(76,179,697)

	(118,261,163)	(88,583,252)

Increase in net assets derived from capital share transactions	27,123,808	165,840,643

NET INCREASE IN NET ASSETS	36,618,247	83,203,470
NET ASSETS:
Beginning of year	834,762,865	751,559,395

End of year	$871,381,112	$834,762,865

Undistributed net investment income	$1,581,808	$407,139

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–13

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/16[1,2]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$29.762	$32.846	$34.021	$28.735	$24.161

Income (loss) from investment operations:
Net investment income[3]	0.433	0.466	0.650	0.449	0.526
Net realized and unrealized gain (loss)	0.289	(3.100)	(1.322)	5.270	4.582

Total from investment operations	0.722	(2.634)	(0.672)	5.719	5.108

Less dividends and distributions from:
Net investment income	(0.464)	(0.450)	(0.503)	(0.433)	(0.534)

Total dividends and distributions	(0.464)	(0.450)	(0.503)	(0.433)	(0.534)

Net asset value, end of period	$30.020	$29.762	$32.846	$34.021	$28.735

Total return[4]	2.42%	(8.02% )	(1.99% )	19.93%	21.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,911	$86,144	$99,743	$107,183	$94,499
Ratio of expenses to average net assets	0.73%	0.74%	0.75%	0.79%	0.83%
Ratio of net investment income to average net assets	1.49%	1.43%	1.89%	1.43%	1.99%
Portfolio turnover	58%	11%	11%	14%	15%

[1]

Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.

[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–14

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/16[1,2]	12/31/15		12/31/14		12/31/13	12/31/12

Net asset value, beginning of period	$29.773	$32.853		$34.024		$28.742	$24.171

Income (loss) from investment operations:
Net investment income[3]	0.360	0.383		0.563		0.374	0.461
Net realized and unrealized gain (loss)	0.285	(3.093)		(1.319)		5.261	4.578

Total from investment operations	0.645	(2.710)		(0.756)		5.635	5.039

Less dividends and distributions from:
Net investment income	(0.391)	(0.370)		(0.415)		(0.353)	(0.468)

Total dividends and distributions	(0.391)	(0.370)		(0.415)		(0.353)	(0.468)

Net asset value, end of period	$30.027	$29.773		$32.853		$34.024	$28.742

Total return[4]	2.16%	(8.25%	)	(2.23%	)	19.63%	20.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$788,470	$748,619		$651,816		$421,681	$179,169
Ratio of expenses to average net assets	0.98%	0.99%		1.00%		1.04%	1.08%
Ratio of net investment income to average net assets	1.24%	1.18%		1.64%		1.18%	1.74%
Portfolio turnover	58%	11%		11%		14%	15%

[1]

Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.

[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–15

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust, The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Global Equity Managed Volatility Fund (formerly LVIP Templeton Growth Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement price. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–16

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $1,032 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.65% of the next $300 million; and 0.60% of average daily net assets in excess of $500 million.

Templeton Investment Counsel, LLC and, effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC (the “Sub-Advisers”) are each responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisers a fee based on their respective managed portion of the Fund’s average daily net assets. Effective May 1, 2016, SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$43,853
Legal.	10,839

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administrative expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $44,988 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $107,167 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized

LVIP Franklin Templeton Global Equity Managed Volatility Fund–17

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$484,137
Distribution fees payable to LFD	168,181

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$434,777,998
Sales	770,196,269

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$754,696,070

Aggregate unrealized appreciation	$161,957,204
Aggregate unrealized depreciation	(49,820,248)

Net unrealized appreciation	$112,136,956

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Franklin Templeton Global Equity Managed Volatility Fund–18

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Common Stock	$782,534,931	$—	$782,534,931
Corporate Bonds	—	1,092,742	1,092,742
Senior Secured Loan	—	203,385	203,385
Preferred Stock	884,336	—	884,336
Money Market Fund	70,156,175	—	70,156,175
Short-Term Investments	—	11,961,457	11,961,457

Total	$853,575,442	$13,257,584	$866,833,026

Foreign Currency Exchange Contracts	$—	$75,166	$75,166

Futures Contracts	$330,318	$—	$330,318

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$11,413,755	$10,414,812

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$876,342,789
Undistributed ordinary income	1,971,934
Capital loss carryforwards	(119,309,730)
Net unrealized appreciation	112,376,119

Net assets	$871,381,112

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, mark-to-market on forward currency contracts and to tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments
$1,945,160	$(1,945,160)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses

LVIP Franklin Templeton Global Equity Managed Volatility Fund–19

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$13,508,734	$53,403,235	$52,397,761	$119,309,730

*Capital loss carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	258,606	195,251
Service Class	4,389,510	7,337,267
Shares issued upon reinvestment of dividends and distributions:
Standard Class	42,053	42,833
Service Class	337,707	304,096

	5,027,876	7,879,447

Shares redeemed:
Standard Class	(433,212)	(380,395)
Service Class	(3,613,241)	(2,337,361)

	(4,046,453)	(2,717,756)

Net increase	981,423	5,161,691

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result, should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts

LVIP Franklin Templeton Global Equity Managed Volatility Fund–20

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuation in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$190,421	Receivables and other assets net of liabilities	$(115,255)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	788,451	Receivables and other assets net of liabilities	(155,058)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(303,075)

Total		$978,872		$(573,388)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

			Change in Unrealized
			Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain (Loss) on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(173,676)	$80,641
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(33,491,809)	1,140,396
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(4,284,919)	(686,173)

Total		$(37,950,404)	$534,864

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$822,057	$18,683,303
Futures contracts (average notional value)	$71,233,156	$1,068,406,923

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–21

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the Act), as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Franklin Templeton Global Equity Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP Franklin Templeton Global Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Franklin Templeton Global Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Franklin Templeton Global Equity Managed Volatility Fund–23

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance

LVIP Franklin Templeton Global Equity Managed Volatility Fund–24

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

products and/or open end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC had delegated day-to-day portfolio management of the Equity Sleeve to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board considered that returns were impacted by the negative contribution from the volatility management overlay, which is expected to underperform in choppy or bull market environments. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board noted that the investment management fee for the Fund was lower than the median investment management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Templeton Investment Counsel, LLC (“Templeton”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Templeton under the subadvisory agreement. The Board reviewed the services provided by Templeton, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Templeton. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters. The Board also considered that the Fund added Franklin Advisers, Inc., Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC as additional sub-advisers to the Fund effective February 2016.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Large Value funds category and the MSCI World Net Risk Control 10% TR USD Index. The Board considered that the performance peer group contained a limited number of funds. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one and three year periods, below the median return of the performance peer group and above the return of the benchmark index for the five year period, and the same as the median return of the performance peer group and below the return of the benchmark index for the ten year period. The Board reviewed the Fund’s standard deviation for the three year period and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was primarily attributable to a combination of weak stock selection in the Fund’s Equity Sleeve and the negative contribution from the volatility management overlay. The Board also considered that Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC were added as additional sub-advisers to the Fund effective February 2016 for increased diversification. The Board concluded that the services provided by Templeton were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee schedule was lower than the advisory fees of a Franklin Templeton proprietary mutual fund with a similar investment strategy to the Fund and noted Templeton’s statement that it does not provide sub-advisory services to any funds with an investment strategy similar to the Fund’s. The Board considered that LIAC compensates Templeton from its fees and that the subadvisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–25

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability, Economies of Scale and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party, and that LIAC compensates Templeton from its fees. The Board reviewed materials provided by Templeton as to any additional benefits it receives and noted Templeton’s statement that it may receive reputational benefits from its association with the complex, and considered that Templeton may receive research and services from brokerage commissions by the Fund that may be shared with advisory affiliates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Franklin Templeton Global Equity Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Franklin Templeton Global Equity Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–29

LVIP Franklin Templeton Multi-Asset Opportunities Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Franklin Templeton Multi-Asset Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: Franklin Advisers, Inc.

The Fund returned 1.34% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Franklin Multi-Asset Opportunities Composite1, returned 5.55%; and its broad-based benchmark index, the MSCI All Country World Index (net dividends)2, returned 7.86%.

The global economy grew moderately during the 12- month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal, generally encouraging global economic data, expectations of higher interest rates and inflation in the U.S. driven by talk of expansionary fiscal policies under new U.S. President Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

Although the Fund’s underlying equity and fixed income holdings delivered strong absolute performance in 2016, both allocations trailed their respective benchmark index components and detracted from relative returns. In addition, the Fund was underweighted in equities relative to its benchmark for much of the review period, which weighed on relative results. The Fund held a risk premia strategy intended to protect against market downdrafts, given myriad uncertain events that populated 2016. The Fund’s cautious positioning across asset classes weighed on relative returns for a period in which investor risk appetite ultimately proved persistent. As a result, the Fund trailed its benchmark index for the 12-month period ended December 31, 2016.

The Fund’s alternatives positions detracted from performance.

Equity

On an equity basis, an underweighting to the asset class and individual fund selection hindered relative returns. The Fund’s equity underweighting reflected our perspective that global equities could face headwinds for most of 2016, due to concerns over valuations combined with uncertainty on the geopolitical front and an unclear outlook for global gross domestic product growth. Within the equity allocation, a sizeable weighting in Europe weighed on results. Franklin Focused Core Equity Fund’s select health care and financials positions had a large negative impact on relative performance (not held at December 31, 2016). Health care stocks fell broadly over the review period, with pharmaceutical industry shares pressured, in part, by political scrutiny on drug pricing. In contrast, holdings within energy and industrials benefited relative performance.

Fixed Income

The fixed income allocation within the Fund detracted from overall results in 2016, in part due to an overweighting to the asset class as well as select positioning. Some holdings, including Templeton Global Bond Fund and Franklin Total Return Fund, performed well and outpaced their respective benchmark indexes. We were particularly encouraged to see strong relative returns for our underlying bond funds in the fourth quarter. However, the fixed income component of the Fund could not overcome the challenging first quarter of 2016, when most bond sectors outside of U.S. Treasuries experienced substantial drawdowns. In the first quarter, falling oil prices and concerns about the impact of a slowing Chinese economy resulted in a drawdown for perceived riskier bonds and a large rally in U.S. Treasuries. We held substantial exposure to many of these challenged fixed income sectors in the first quarter, yet maintained most exposure through year-end, when our fixed income performance dramatically improved.

Templeton Global Bond Fund’s relative performance was strengthened by currency positions and a short position in long U.S. Treasury rates. Among currencies, its underweighted position in the euro contributed to relative performance, as did its lack of exposure to the British pound. Conversely, an underweighting in the Japanese yen and overweighting in the Mexican peso detracted. Conversely, Franklin U.S. Government Securities Fund trailed the fixed income benchmark for the review period.

Alternatives

The Fund’s volatility hedge strategy and the U.S. interest-rate term structure detracted from relative performance. U.S. equity markets advanced as investor risk appetite was generally undeterred. With valuations for certain asset classes above their historical averages, U.S. interest rates climbing as we entered 2017, political risks diminishing to some extent, and the potential for heightened volatility to resurface, we found it prudent to engage these defensive strategies.

Portfolio Managers:
Franklin Advisers, Inc.:	Thomas Nelson, CFA
James Macey, CFA

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–1

LVIP Franklin Templeton Multi-Asset Opportunities Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,964 for the Standard Class Shares and to $9,898 for the Service Class shares. For comparison, look at how the Franklin Multi-Asset Opportunities Composite and MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,388 and $10,750, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	1.34%
Inception (5/1/14)	–	0.13%

Service Class Shares
One Year	+	1.09%
Inception (5/1/14)	–	0.38%

1.

The Franklin Multi-Asset Opportunities Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Franklin Multi-Asset Opportunities Composite is constructed as follows: 25% Barclays Multiverse, 15% Citigroup 90 day T-Bill Index, and 60% MSCI ACWI Index (net dividends).

2.

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–2

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,027.50	0.57%	$2.90
Service Class Shares	1,000.00	1,026.20	0.82%	4.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.27	0.57%	$2.90
Service Class Shares	1,000.00	1,021.01	0.82%	4.17

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–3

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Security Type/Sector Allocations (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets

Investment Companies	100.27%
Equity Funds	26.96%
Fixed Income Funds	34.76%
International Equity Funds	25.99%
Money Market Fund	12.56%
Total Value of Securities	100.27%
Liabilities Net of Receivables and Other Assets	(0.27%)
Total Net Assets	100.00%

LVIP Franklin Templeton Multi-Asset Opportunities Fund–4

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

INVESTMENT COMPANIES–100.27%
Equity Funds–26.96%
²Franklin Growth Fund	30,981	$2,373,433
²Franklin Rising Dividends Fund	17,646	927,456

		3,300,889

Fixed Income Funds–34.76%
²Franklin Total Return Fund	156,096	1,515,691
²Franklin U.S. Government Securities Fund	264,376	1,644,421
iShares Intermediate Credit Bond ETF	5,200	562,588
²Templeton Global Bond Fund	44,603	533,457

		4,256,157

	Number of	Value
	Shares	(U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–25.99%
²Franklin Mutual European Fund	18,202	$349,106
²Franklin Mutual Global Discovery Fund	91,021	2,833,476

		3,182,582

Money Market Fund–12.56%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	1,537,067	1,537,067

		1,537,067

Total Investment Companies (Cost $12,295,007)		12,276,695

TOTAL VALUE OF SECURITIES–100.27% (Cost $12,295,007)	12,276,695
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.27%)	(33,164)

NET ASSETS APPLICABLE TO 1,291,125 SHARES OUTSTANDING–100.00%	$12,243,531

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND STANDARD CLASS ($1,039,980 / 109,671 Shares)	$9.483

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND SERVICE CLASS ($11,203,551 / 1,181,454 Shares)	$9.483

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$12,881,980
Distributions in excess of net investment income	(18,034)
Accumulated net realized loss on investments	(601,964)
Net unrealized depreciation of investments and foreign currencies	(18,451)

TOTAL NET ASSETS	$12,243,531

²	Class R-6 shares.

«

Includes $171 payable for fund shares redeemed, $8,207 due to custodian, $5,378 expense reimbursement receivable from Lincoln Investment Advisors Corporation and $7,143 due to manager at December 31, 2016.

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–5

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$241,249
Foreign tax withheld	(5,047)

236,202

EXPENSES:
Management fees	89,149
Pricing fees	31,682
Professional fees	29,844
Distribution fees-Service Class	27,199
Reports and statements to shareholders	11,797
Custodian fees	5,884
Accounting and administration expenses	2,726
Consulting fees	1,711
Trustees’ fees and expenses	254
Other	119

200,365
Less management fees waived	(33,382)
Less expenses reimbursed	(72,131)

Total operating expenses	94,852

NET INVESTMENT INCOME	141,350

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	73,624
Investments	(666,577)
Foreign currencies	(1,876)
Foreign currency exchange contracts	(1,626)
Swap contracts	(69,021)

Net realized loss	(665,476)

Net change in unrealized appreciation (depreciation) of:
Investments	630,224
Foreign currencies	(24)
Swap contracts	17,965

Net change in unrealized appreciation (depreciation)	648,165

NET REALIZED AND UNREALIZED LOSS	(17,311)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$124,039

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$141,350	$156,931
Net realized gain (loss)	(665,476)	52,695
Net change in unrealized appreciation (depreciation)	648,165	(578,939)

Net increase (decrease) in net assets resulting from operations	124,039	(369,313)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(10,955)	(12,795)
Service Class	(90,859)	(107,656)
Net realized gain on investments:
Standard Class	(2,601)	(6,668)
Service Class	(28,321)	(68,807)

	(132,736)	(195,926)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	27,461	7,131
Service Class	720,880	1,672,575
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	13,556	19,463
Service Class	119,180	176,463

	881,077	1,875,632

Cost of shares redeemed:
Standard Class	(15,985)	(17,325)
Service Class	(541,292)	(94,922)

	(557,277)	(112,247)

Increase in net assets derived from capital share transactions	323,800	1,763,385

NET INCREASE IN NET ASSETS	315,103	1,198,146
NET ASSETS:
Beginning of year	11,928,428	10,730,282

End of year	$12,243,531	$11,928,428

Undistributed (distributions in excess of) net investment income	$(18,034)	$17,965

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–6

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	Year Ended		5/1/14[1] to 12/31/14
	12/31/16	12/31/15

Net asset value, beginning of period	$9.487	$9.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.133	0.161	0.165
Net realized and unrealized loss	(0.012)	(0.429)	(0.053)

Total from investment operations	0.121	(0.268)	0.112

Less dividends and distributions from:
Net investment income	(0.101)	(0.120)	(0.174)
Net realized gain	(0.024)	(0.063)	—

Total dividends and distributions	(0.125)	(0.183)	(0.174)

Net asset value, end of period	$9.483	$9.487	$9.938

Total return[3]	1.34%	(2.76% )	1.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,040	$1,015	$1,054
Ratio of expenses to average net assets[4]	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	1.46%	1.46%	1.33%
Ratio of net investment income to average net assets	1.42%	1.61%	2.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.53%	0.72%	1.68%
Portfolio turnover	98%	55%	25%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–7

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	Year Ended		5/1/14[1] to 12/31/14
	12/31/16	12/31/15

Net asset value, beginning of period	$9.488	$9.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.109	0.136	0.148
Net realized and unrealized loss	(0.012)	(0.428)	(0.053)

Total from investment operations	0.097	(0.292)	0.095

Less dividends and distributions from:
Net investment income	(0.078)	(0.095)	(0.157)
Net realized gain	(0.024)	(0.063)	—

Total dividends and distributions	(0.102)	(0.158)	(0.157)

Net asset value, end of period	$9.483	$9.488	$9.938

Total return[3]	1.09%	(3.00% )	0.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,204	$10,913	$9,676
Ratio of expenses to average net assets[4]	0.82%	0.82%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.71%	1.71%	1.58%
Ratio of net investment income to average net assets	1.17%	1.36%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.28%	0.47%	1.43%
Portfolio turnover	98%	55%	25%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–8

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) that are advised by unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policies of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statement of additional information. Index swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into

LVIP Franklin Templeton Multi-Asset Opportunities Fund–9

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Income and capital gains distributions from investment companies are recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $5 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. Effective December 30, 2016, LIAC has contractually agreed to waive 0.43% of the average daily net assets of the Fund’s advisory fee. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to December 30, 2016, LIAC had contractually agreed to waive 0.28% of the average daily net assets of the Fund’s advisory fee.

Effective December 30, 2016, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.42% of the average daily net assets for the Standard Class and 0.67% for the Service Class. Prior to December 30, 2016, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s operating expenses exceeded 0.57% of the average daily net assets for the Standard Class and 0.82% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Franklin Advisers, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, fees for these administrative and legal services were as follows:

LVIP Franklin Templeton Multi-Asset Opportunities Fund–10

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Administrative	$444
Legal	113

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,530 for the year ended December 31, 2016.

The Fund currently offers two classes of shares; the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$5,378
Management fees payable to LIAC	4,772
Distribution fees payable to LFD	2,371

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2016, Lincoln Life directly owned 80.89% of the Fund.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$10,060,416
Sales	9,833,179

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$12,383,283

Aggregate unrealized appreciation	$92,602
Aggregate unrealized depreciation	(199,190)

Net unrealized depreciation	$(106,588)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default

LVIP Franklin Templeton Multi-Asset Opportunities Fund–11

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Investment Companies	$12,276,695

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 were as follows:

	Year Ended

	12/31/16	12/31/15
Ordinary income	$101,814	$80,635
Long-term capital gain	30,922	115,291

Total	$132,736	$195,926

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$12,881,980
Undistributed ordinary income	31,144
Capital loss carryforwards	(513,688)
Qualified late year capital losses deferred	(49,178)
Net unrealized depreciation	(106,727)

Net assets	$12,243,531

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

Qualified late year ordinary and capital losses (including currency and specified gain /loss items) represent losses realized from November 1, 2016 through December 31, 2016, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, redesignations of dividends and distributions, distributions received from underlying funds, tax treatment of gain (loss) on foreign currency transactions, and swap contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss on Investments
$(75,535)	$75,535

LVIP Franklin Templeton Multi-Asset Opportunities Fund–12

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$130,097	$383,591	$513,688

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/2015
Shares sold:
Standard Class	2,902	734
Service Class	76,868	167,455
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,428	2,044
Service Class	12,562	18,541

	93,760	188,774

Shares redeemed:
Standard Class	(1,694)	(1,794)
Service Class	(58,183)	(9,499)

	(59,877)	(11,293)

Net increase	33,883	177,481

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risks that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Swap Contracts–The Fund enters into index swap contracts in the normal course of pursuing its investment objective and strategies. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures if such contracts are not directly available to the Fund on favorable terms.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation,

LVIP Franklin Templeton Multi-Asset Opportunities Fund–13

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No index swap contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used index swap contracts to gain exposure to markets in which the Fund invests.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,626)	$—
Index swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(69,021)	17,965

Total		$(70,647)	$17,965

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$707	$444
Index Swap contracts (average notional value)	$1,128,607	$—

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2016, the Fund had no assets and liabilities subject to offsetting provisions.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–14

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. There Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Franklin Templeton Multi-Asset Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Franklin Templeton Multi-Asset Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Franklin Templeton Multi-Asset Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Franklin Templeton Multi-Asset Opportunities Fund–16

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the period ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
23.30%	76.70%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–17

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was below the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the LVIP Franklin Templeton Multi-Asset Opportunities Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board reviewed the services provided by Franklin, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar World Allocation funds category. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Franklin were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule and noted Franklin’s statement that the Fund is a customized multi-asset portfolio and that currently there are no comparable funds advised by Franklin. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that it may receive reputational benefits from its association with the complex and that Franklin may receive research and services from brokerage commissions generated by the Fund that may be shared with advisory affiliates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Franklin Templeton Multi-Asset Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Franklin Templeton Multi-Asset Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–21

LVIP Franklin Templeton Value Managed Volatility Fund

(formerly LVIP Franklin Mutual Shares VIP Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP Franklin Templeton Value Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Value Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 11.35% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index1 returned 11.96% during the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities ,largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund is composed of underlying funds that invest in mostly U.S. equities. The Fund, through the underlying funds, have a large cap value orientation and includes a volatility management overlay. The Fund, independent of the overlay, is expected to participate in most rising markets and rational markets where fundamentals are the primary driver. During 2016, the Fund’s value orientation benefited performance versus the S&P 500® Index, as value stocks outperformed the broad market for the year.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 1/2/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Templeton Value Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,758 for the Standard Class shares and increased to $10,646 for the Service Class shares. For comparison, look at how the S&P 500 ® Index did over the same period. The same $10,000 investment would have increased to $12,905. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Franklin Templeton Value Managed Volatility Fund–1

LVIP Franklin Templeton Value Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	11.35%
Inception (1/2/14)	+	2.47%

Service Class Shares
One Year	+	10.95%
Inception (1/2/14)	+	2.11%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Franklin Templeton Value Managed Volatility Fund–2

LVIP Franklin Templeton Value Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,082.40	0.05%	$0.26
Service Class Shares	1,000.00	1,080.50	0.40%	2.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.89	0.05%	$0.25
Service Class Shares	1,000.00	1,023.13	0.40%	2.03

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Templeton Value Managed Volatility Fund–3

LVIP Franklin Templeton Value Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets

Affiliated Investment	9.29%
Equity Fund	9.29%
Unaffiliated Investments	90.54%
Equity Funds	83.77%
Money Market Fund	6.77%
Total Value of Securities	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%

LVIP Franklin Templeton Value Managed Volatility Fund–4

LVIP Franklin Templeton Value Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–9.29%
Equity Fund–9.29%
✢Franklin Templeton Variable Insurance Products Trust– Franklin Growth & Income VIP Fund	1,629,966	$26,030,554

Total Affiliated Investment (Cost $24,162,684)		26,030,554

UNAFFILIATED INVESTMENTS–90.54%
Equity Funds–83.77%
✢Franklin Templeton Variable Insurance Products Trust–Franklin Income VIP Fund	4,942,743	78,490,752
Franklin Rising Dividends VIP Fund	1,006,761	25,682,469
Mutual Shares VIP Fund	6,393,867	130,434,893

		234,608,114

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENTS (continued)
Money Market Fund–6.77%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	18,942,500	$18,942,500

		18,942,500

Total Unaffiliated Investments (Cost $240,617,655)		253,550,614

TOTAL VALUE OF SECURITIES–99.83% (Cost $264,780,339)	279,581,168
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.17%	468,049

NET ASSETS APPLICABLE TO 28,216,751 SHARES OUTSTANDING–100.00%	$280,049,217

✢ Class 1 shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
9	British Pound - Currency Contract	$ 709,783	$ 695,137	3/13/17	$(14,646)
93	E-mini S&P 500 Index - Equity Contract	10,431,712	10,398,330	3/19/17	(33,382)
6	E-mini S&P MidCap 400 Index - Equity Contract	1,011,343	995,460	3/19/17	(15,883)
9	Euro - Currency Contract	1,193,500	1,189,575	3/14/17	(3,925)
38	Euro STOXX 50 Index - Equity Contract	1,271,747	1,310,823	3/18/17	39,076
9	FTSE 100 Index - Equity Contract	763,078	781,958	3/20/17	18,880
8	Japanese Yen - Currency Contract	879,880	859,700	3/13/17	(20,180)
5	Nikkei 225 Index (OSE) - Equity Contract	779,063	817,112	3/10/17	38,049

					$ 7,989

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–5

LVIP Franklin Templeton Value Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Unaffiliated investments, at value	$253,550,614
Affiliated investment, at value	26,030,554

Total investments, at value	279,581,168
Cash	6,799
Cash collateral held at broker for futures contracts	665,860
Receivable for fund shares sold	53,048
Foreign currencies collateral held at broker for futures contracts, at value	46,494
Expense reimbursement from Lincoln Investment Advisors Corporation	10,304
Net unrealized appreciation on futures contracts	7,989
Dividends receivable from investments	4,641

TOTAL ASSETS	280,376,303

LIABILITIES:
Payable for fund shares redeemed	109,124
Payable for investments purchased	98,840
Due to manager and affiliates	89,237
Other accrued expenses payable	22,479
Foreign currencies due to custodian	7,406

TOTAL LIABILITIES	327,086

TOTAL NET ASSETS	$280,049,217

Unaffiliated investments, at cost	$240,617,655
Affiliated investments, at cost	24,162,684

Total investments, at cost	$264,780,339

Foreign currencies collateral held at broker for futures contracts, at cost	$46,494

Standard Class :
Net Assets	$34,462
Shares Outstanding	3,473
Net Asset Value Per Share	$9.923

Service Class :
Net Assets	$280,014,755
Shares Outstanding	28,213,278
Net Asset Value Per Share	$9.925

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$282,317,441
Undistributed net investment income	123,096
Accumulated net realized loss on investments	(17,200,090)
Net unrealized appreciation of investments and derivatives	14,808,770

TOTAL NET ASSETS	$280,049,217

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–6

LVIP Franklin Templeton Value Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from unaffiliated investments	$6,029,751
Dividends from affiliated investment	579,289

6,609,040

EXPENSES:
Management fees	1,463,429
Distribution fees-Service Class	787,891
Accounting and administration expenses	78,504
Reports and statements to shareholders	41,247
Professional fees	27,976
Trustees’ fees and expenses	5,670
Custodian fees	4,316
Consulting fees	3,832
Pricing fees	244
Other	1,645

2,414,754
Less management fees waived	(1,414,631)
Less expenses reimbursed	(99,661)

Total operating expenses	900,462

NET INVESTMENT INCOME	5,708,578

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment	11,470,679
Distributions from affiliated investments	1,551,582
Sale of unaffiliated investments	(26,279,197)
Sale of affiliated investment	(20,804)
Foreign currencies	62,148
Futures contracts	(3,160,327)

Net realized loss	(16,375,919)

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investment	34,565,046
Affiliated investments	1,867,870
Foreign currencies	(48)
Futures contracts	341,540

Net change in unrealized appreciation (depreciation)	36,774,408

NET REALIZED AND UNREALIZED GAIN	20,398,489

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,107,067

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,708,578	$4,290,429
Net realized gain (loss)	(16,375,919)	4,227,063
Net change in unrealized appreciation (depreciation)	36,774,408	(22,288,603)

Net increase (decrease) in net assets resulting from operations	26,107,067	(13,771,111)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(853)	(865)
Service Class	(5,969,338)	(4,291,857)
Net realized gain:
Standard Class	(300)	—
Service Class	(3,199,874)	—

	(9,170,365)	(4,292,722)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,216	14,265
Service Class	98,331,083	126,102,053
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,153	865
Service Class	9,169,212	4,291,857

	107,511,664	130,409,040

Cost of shares redeemed:
Standard Class	(10,773)	(9,988)
Service Class	(24,563,750)	(25,868,973)

	(24,574,523)	(25,878,961)

Increase in net assets derived from capital share transactions	82,937,141	104,530,079

NET INCREASE IN NET ASSETS	99,873,843	86,466,246
NET ASSETS:
Beginning of year	180,175,374	93,709,128

End of year	$280,049,217	$180,175,374

Undistributed net investment income	$123,096	$14,249

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–7

LVIP Franklin Templeton Value Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
	Year Ended		1/2/14[2] to 12/31/14
	12/31/16[1]	12/31/15

Net asset value, beginning of period	$9.258	$10.315	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.273	0.356	0.292
Net realized and unrealized gain (loss)	0.769	(1.151)	0.179

Total from investment operations	1.042	(0.795)	0.471

Less dividends and distributions from:
Net investment income	(0.249)	(0.262)	(0.156)

Net realized gain	(0.128)	—	—

Total dividends and distributions	(0.377)	(0.262)	(0.156)

Net asset value, end of period	$9.923	$9.258	$10.315

Total return[4]	11.35%	(7.72% )	4.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34	$31	$30
Ratio of expenses to average net assets[5]	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly[5]	0.72%	0.74%	0.81%
Ratio of net investment income to average net assets	2.88%	3.49%	2.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.21%	2.79%	2.08%
Portfolio turnover	45%	11%	15%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–8

LVIP Franklin Templeton Value Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Templeton Value Managed Volatility Fund Service Class
	Year Ended		1/2/14[2] to 12/31/14
	12/31/16[1]	12/31/15

Net asset value, beginning of period	$9.262	$10.316	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.241	0.318	0.261
Net realized and unrealized gain (loss)	0.766	(1.146)	0.173

Total from investment operations	1.007	(0.828)	0.434

Less dividends and distributions from:
Net investment income	(0.216)	(0.226)	(0.118)

Net realized gain	(0.128)	—	—

Total dividends and distributions	(0.344)	(0.226)	(0.118)

Net asset value, end of period	$9.925	$9.262	$10.316

Total return[4]	10.95%	(8.03% )	4.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$280,015	$180,144	$93,679
Ratio of expenses to average net assets[5]	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[5]	1.07%	1.09%	1.16%
Ratio of net investment income to average net assets	2.53%	3.14%	2.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.86%	2.44%	1.73%
Portfolio turnover	45%	11%	15%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–9

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Value Managed Volatility Fund (formerly LVIP Franklin Mutual Shares VIP Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily series of The Franklin Templeton Variable Insurance Products Trust (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Underlying Funds, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014-December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

LVIP Franklin Templeton Value Managed Volatility Fund–10

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser(s), and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2016, the waiver amount is 0.62% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, LIAC had contractually agreed to waive its entire advisory fee. The waiver amount was 0.65% of the Fund’s average daily net assets.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.05% of average daily net assets for the Standard Class and 0.40% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$12,584
Legal	2,766

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,250 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31,797 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and Service Class shares. The two classes are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$10,304
Management fees payable to LIAC	7,046
Distribution fees payable to LFD	82,191

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Franklin Templeton Value Managed Volatility Fund–11

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby a Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
Franklin Templeton Variable Insurance Products Trust - Franklin Growth and Income VIP Fund*	$—	$25,499,262	$1,315,774	$(20,804)	$26,030,554	$579,289	$1,551,582

* Issuer was not an investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$176,944,830
Sales	94,215,880

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$269,588,339

Aggregate unrealized appreciation	$9,992,829
Aggregate unrealized depreciation	—

Net unrealized appreciation	$9,992,829

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Franklin Templeton Value Managed Volatility Fund–12

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investment	$26,030,554
Unaffiliated Investments	253,550,614

Total	$279,581,168

Futures Contracts	$7,989

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended

	12/31/16	12/31/15
Ordinary income	$5,970,191	$4,292,722
Long-term capital gains	3,200,174	—

Total	$9,170,365	$4,292,722

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$282,317,441
Undistributed ordinary income	123,096
Capital loss carryforwards	(12,422,150)
Net unrealized appreciation	10,030,830

Net assets	$280,049,217

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$370,460	$(370,460)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$10,361,487	$2,060,663	$12,422,150

LVIP Franklin Templeton Value Managed Volatility Fund–13

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	1,057	1,342
Service Class	10,405,412	12,419,744
Shares issued upon reinvestment of dividends and distributions:
Standard Class	117	93
Service Class	933,766	461,484

	11,340,352	12,882,663

Shares redeemed:
Standard Class	(1,095)	(973)
Service Class	(2,576,268)	(2,511,743)

	(2,577,363)	(2,512,716)

Net increase	8,762,989	10,369,947

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized appreciation on futures contracts	$96,005	Net unrealized appreciation on futures contracts	$(49,265)
Futures contracts (Currency contracts)	Net unrealized appreciation on futures contracts	—	Net unrealized appreciation on futures contracts	(38,751)

Total		$96,005		$(88,016)

LVIP Franklin Templeton Value Managed Volatility Fund–14

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,990,488)	$414,140
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(169,839)	(72,600)

Total		$(3,160,327)	$341,540

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$23,418,139	$37,546,847

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Franklin Templeton Value Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Franklin Templeton Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Franklin Templeton Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Franklin Templeton Value Managed Volatility Fund–16

LVIP Franklin Templeton Value Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2016, the Fund reports distributions paid during the period as follows:

(A) Long-term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
34.90%	65.10%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP Franklin Templeton Value Managed Volatility Fund–17

LVIP Franklin Templeton Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Large Core Value funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in January 2014, which provided a limited period of time to evaluate investment performance and considered LIAC’s comments that underperformance was attributable to a combination of the Fund’s Equity Sleeve value bias when market conditions were not favorable to value investing and the negative contribution from the volatility management overlay. The Board also considered that the Fund had been restructured in February 2016 to add three funds in the Equity Sleeve for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was the same as the median management fee of the Morningstar expense group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Franklin Templeton Value Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Franklin Templeton Value Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Franklin Templeton Value Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Franklin Templeton Value Managed Volatility Fund–21

LVIP Global Allocation Managed Risk Funds

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP Global Allocation Managed Risk Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Allocation Managed Risk Funds

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Milliman Financial Risk Management LLC

The LVIP Global Conservative Allocation Managed Risk Fund returned 5.02% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Conservative Blended Composite1, returned 5.80%; and its broad-based benchmark index, the Bloomberg Barclays Capital U.S. Aggregate Bond Index2, returned 2.65%

The LVIP Global Moderate Allocation Managed Risk Fund returned 4.34% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Moderate Blended Composite3, returned 7.26%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM4, returned 13.37%.

The LVIP Global Growth Allocation Managed Risk Fund returned 4.75% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Growth Blended Composite5, returned 7.69%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM4, returned 13.37%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in 3Q16. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in 3Q16 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, forward expectations are for more meaningful interest rate increases in 2017 and 2018, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health

Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The performance of the LVIP Managed Risk Global Funds and their underlying Funds were impacted by market conditions and style factors during 2016. Each Fund’s asset allocation implementation uses a combination of actively manages funds, passive index funds and structured index funds. During 2016, allocations that favored value and/or small cap biased funds generally contributed to the overall performance. Conversely, allocations that favored growth and/or large cap biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP Managed Risk Global Funds delivered varied returns in 2016, as global bond exposure detracted from returns and allocations to high yield contributed to returns.

Fund performance was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amritansh Tewary
Alex Zeng

Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck

The views expressed represent the Manager’s assessment of each Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Allocation Managed Risk Funds–1

LVIP Global Allocation Managed Risk Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP Global Conservative Allocation Managed Risk Fund

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Conservative Allocation Managed Risk Fund shares on 12/31/06. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,480 for the Standard Class shares and to $16,073 for the Service Class shares. For comparison, look at how the Conservative Blended Composite and Bloomberg Barclays Capital U.S. Aggregate Bond Index did from 12/31/06 through 12/31/16. The same $10,000 investment would have increased to $16,626 and $15,300, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One year	+	5.02%
Five Years	+	5.56%
Ten Years	+	5.12%

Service Class Shares
One year	+	4.75%
Five Years	+	5.30%
Ten Years	+	4.86%

LVIP Global Moderate Allocation Managed Risk Fund

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Moderate Allocation Managed Risk Fund shares on 12/31/06. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,968 for the Standard Class shares and to $14,597 for the Service Class shares. For comparison, look at how the Moderate Blended Composite and Wilshire 5000 Total Market IndexSM did from 12/31/06 through 12/31/16. The same $10,000 investment would have increased to $16,796 and $19,988, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	4.34%
Five Years	+	5.18%
Ten Years	+	4.12%

Service Class Shares
One Year	+	4.08%
Five Years	+	4.92%
Ten Years	+	3.86%

LVIP Global Allocation Managed Risk Funds–2

LVIP Global Allocation Managed Risk Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP Global Growth Allocation Managed Risk Fund

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Growth Allocation Managed Risk Fund shares on 12/31/06. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,755 for the Standard Class shares and to $13,417 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Wilshire 5000 Total Market IndexSM did from 12/31/06 through 12/31/16. The same $10,000 investment would have increased to $15,752 and $19,988, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had to expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	4.75%
Five Years	+	5.28%
Ten Years	+	3.24%

Service Class Shares
One Year	+	4.49%
Five Years	+	5.02%
Ten Years	+	2.98%
1.

The Conservative Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The Conservative Blended Composite is constructed as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) and 10% MSCI EAFE® NR Index.

2.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Blended Composite is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

4.	The Wilshire 5000 Total Market IndexSM consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

5.

The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Blended Composite is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

LVIP Global Allocation Managed Risk Funds–3

LVIP Global Allocation Managed Risk Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LVIP Global Conservative Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,022.60	0.26%	$1.32
Service Class Shares	1,000.00	1,021.30	0.51%	2.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.83	0.26%	$1.32
Service Class Shares	1,000.00	1,022.57	0.51%	2.59

LVIP Global Moderate Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,034.60	0.27%	$1.38
Service Class Shares	1,000.00	1,033.20	0.52%	2.66
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.78	0.27%	$1.37
Service Class Shares	1,000.00	1,022.52	0.52%	2.64

LVIP Global Growth Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,039.60	0.27%	$1.38
Service Class Shares	1,000.00	1,038.30	0.52%	2.66
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.78	0.27%	$1.37
Service Class Shares	1,000.00	1,022.52	0.52%	2.64

* “Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Global Allocation Managed Risk Funds–4

LVIP Global Allocation Managed Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2016

LVIP Global Conservative Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	91.79%
Equity Funds	25.16%
Fixed Income Funds	55.93%
International Equity Funds	8.76%
International Fixed Income Fund	1.94%
Unaffiliated Investments	8.29%
Commodity Fund	0.97%
Equity Fund	1.92%
Fixed Income Fund	1.46%
International Equity Fund	0.94%
Money Market Fund	3.00%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

LVIP Global Moderate Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	91.05%
Equity Funds	35.46%
Fixed Income Funds	38.29%
International Equity Funds	15.38%
International Fixed Income Fund	1.92%
Unaffiliated Investments	8.96%
Commodity Fund	0.96%
Equity Fund	0.95%
Fixed Income Fund	0.26%
International Equity Fund	2.80%
Money Market Fund	3.99%
Total Value of Securities	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%

LVIP Global Growth Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	90.19%
Equity Funds	38.39%
Fixed Income Funds	27.77%
International Equity Funds	22.10%
International Fixed Income Fund	1.93%
Unaffiliated Investments	9.84%
Commodity Fund	0.96%
Equity Fund	1.90%
Fixed Income Fund	0.19%
International Equity Fund	2.80%
Money Market Fund	3.99%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

LVIP Global Allocation Managed Risk Funds–5

LVIP Global Conservative Allocation Managed Risk Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–91.79%
Equity Funds–25.16%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	4,019,396	$55,411,390
LVIP SSGA Mid-Cap Index Fund	3,645,526	41,879,798
LVIP SSGA S&P 500 Index Fund	12,666,272	197,112,518
LVIP SSGA Small-Cap Index Fund	976,665	28,082,058
LVIP T. Rowe Price Growth Stock Fund	1,262,516	41,923,118

		364,408,882

Fixed Income Funds–55.93%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	4,166,166	42,319,915
LVIP Delaware Bond Fund	29,328,782	393,504,262
LVIP JPMorgan High Yield Fund	7,915,299	85,089,466
LVIP PIMCO Low Duration Bond Fund	7,041,165	70,538,394
LVIP SSGA Bond Index Fund	6,304,811	70,336,467
LVIP Western Asset Core Bond Fund	15,449,912	148,211,006

		809,999,510

International Equity Funds–8.76%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	2,068,380	28,347,149
LVIP Mondrian International Value Fund	2,763,946	42,509,488
LVIP SSGA Developed International 150 Fund	1,742,722	13,809,331
LVIP SSGA International Index Fund	5,172,015	42,151,919

		126,817,887

International Fixed Income Fund–1.94%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	2,590,149	28,144,559

		28,144,559

Total Affiliated Investments (Cost $1,223,615,125)		1,329,370,838

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENTS–8.29%
Commodity Fund–0.97%
**PIMCO Variable Insurance Products Trust–
PIMCO CommodityRealReturn Strategy Portfolio	1,966,792	$14,082,233

		14,082,233

Equity Fund–1.92%
XFidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	817,187	27,768,023

		27,768,023

Fixed Income Fund–1.46%
²American Funds® –
American Funds Mortgage Fund	2,100,281	21,128,823

		21,128,823

International Equity Fund–0.94%
iShares MSCI Emerging Markets ETF	389,366	13,631,704

		13,631,704

Money Market Fund–3.00%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	43,514,914	43,514,914

		43,514,914

Total Unaffiliated Investments (Cost $117,158,795)		120,125,697

TOTAL VALUE OF SECURITIES–100.08% (Cost $1,340,773,920)	1,449,496,535
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(1,210,760)

NET ASSETS APPLICABLE TO 108,683,933 SHARES OUTSTANDING–100.00%	$1,448,285,775

²	Class R-6 shares.

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

X	Initial Class.

LVIP Global Allocation Managed Risk Fund–6

LVIP Global Conservative Allocation Managed Risk Fund

Schedule of Investments (continued)

Summary of Abbreviations:

ETF–Exchange-Traded Fund

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Fund–7

LVIP Global Moderate Allocation Managed Risk Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–91.05%
Equity Funds–35.46%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	24,645,515	$339,763,066
LVIP SSGA Mid-Cap Index Fund	23,842,175	273,898,903
LVIP SSGA S&P 500 Index Fund	84,323,508	1,312,242,434
LVIP SSGA Small-Cap Index Fund	7,186,170	206,623,957
LVIP T. Rowe Price Growth Stock Fund	8,257,731	274,206,203
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	6,320,092	135,945,182

		2,542,679,745

Fixed Income Funds–38.29%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	20,437,569	207,604,826
LVIP Delaware Bond Fund	76,550,120	1,027,072,959
LVIP JPMorgan High Yield Fund	19,414,250	208,703,183
LVIP PIMCO Low Duration Bond Fund	34,540,799	346,029,728
LVIP SSGA Bond Index Fund	37,115,408	414,059,489
LVIP Western Asset Core Bond Fund	56,507,586	542,077,272

		2,745,547,457

International Equity Funds–15.38%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	25,367,357	347,659,626
LVIP Mondrian International Value Fund	13,558,668	208,532,310
LVIP SSGA Developed International 150 Fund	25,647,175	203,228,217
LVIP SSGA Emerging Markets 100 Fund	8,193,339	67,447,570
LVIP SSGA International Index Fund	33,863,236	275,985,377

		1,102,853,100

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS (continued)
International Fixed Income Fund–1.92%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	12,706,094	$138,064,417

		138,064,417

Total Affiliated Investments (Cost $5,862,157,127)		6,529,144,719

UNAFFILIATED INVESTMENTS–8.96%
Commodity Fund–0.96%
**PIMCO Variable Insurance Products Trust–
PIMCO CommodityRealReturn Strategy Portfolio	9,648,138	69,080,670

		69,080,670

Equity Fund–0.95%
XFidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	2,004,362	68,108,210

		68,108,210

Fixed Income Fund–0.26%
²American Funds® –
American Funds Mortgage Fund	1,847,805	18,588,923

		18,588,923

International Equity Fund–2.80%
iShares MSCI Emerging Markets ETF	5,721,912	200,324,139

		200,324,139

Money Market Fund–3.99%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	286,083,517	286,083,517

		286,083,517

Total Unaffiliated Investments (Cost $673,841,890)		642,185,459

TOTAL VALUE OF SECURITIES–100.01% (Cost $6,535,999,017)	7,171,330,178
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.01%)	(828,226)

NET ASSETS APPLICABLE TO 530,742,910 SHARES OUTSTANDING–100.00%	$7,170,501,952

²	Class R-6 shares.

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

X	Initial Class.

LVIP Global Allocation Managed Risk Fund–8

LVIP Global Moderate Allocation Managed Risk Fund

Schedule of Investments (continued)

Summary of Abbreviations:

ETF–Exchange-Traded Fund

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Fund–9

LVIP Global Growth Allocation Managed Risk Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–90.19%
Equity Funds–38.39%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	24,369,378	$335,956,251
LVIP SSGA Mid-Cap Index Fund	44,201,989	507,792,448
LVIP SSGA S&P 500 Index Fund	126,167,081	1,963,412,109
LVIP SSGA Small-Cap Index Fund	8,881,545	255,371,064
LVIP T. Rowe Price Growth Stock Fund	7,655,067	254,194,161
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,905,817	84,014,113

		3,400,740,146

Fixed Income Funds–27.77%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	16,840,902	171,069,884
LVIP Delaware Bond Fund	75,311,693	1,010,456,991
LVIP JPMorgan High Yield Fund	23,996,348	257,960,741
LVIP PIMCO Low Duration Bond Fund	34,154,563	342,160,408
LVIP SSGA Bond Index Fund	22,937,998	255,896,301
LVIP Western Asset Core Bond Fund	44,074,564	422,807,289

		2,460,351,614

International Equity Funds–22.10%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	19,046,408	171,874,787
LVIP MFS International Growth Fund	18,786,116	257,463,723
LVIP Mondrian International Value Fund	16,758,974	257,753,024
LVIP SSGA Developed International 150 Fund	31,700,672	251,196,128
LVIP SSGA Emerging Markets 100 Fund	20,180,747	166,127,911
LVIP SSGA International Index Fund	104,643,121	852,841,433

		1,957,257,006

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS (continued)
International Fixed Income Fund–1.93%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	15,705,013	$170,650,674

		170,650,674

Total Affiliated Investments (Cost $7,161,657,209)		7,988,999,440

UNAFFILIATED INVESTMENTS–9.84%
Commodity Fund–0.96%
**PIMCO Variable Insurance Products Trust–
PIMCO CommodityRealReturn Strategy Portfolio	11,925,252	85,384,805

		85,384,805

Equity Fund–1.90%
XFidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	4,954,406	168,350,733

		168,350,733

Fixed Income Fund–0.19%
²American Funds® –
American Funds Mortgage Fund	1,715,898	17,261,935

		17,261,935

International Equity Fund–2.80%
iShares MSCI Emerging Markets ETF	7,072,585	247,611,201

		247,611,201

Money Market Fund–3.99%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	353,526,561	353,526,561

		353,526,561

Total Unaffiliated Investments (Cost $899,872,146)		872,135,235

TOTAL VALUE OF SECURITIES–100.03% (Cost $8,061,529,355)	8,861,134,675
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(2,738,017)

NET ASSETS APPLICABLE TO 678,339,159 SHARES OUTSTANDING–100.00%	$8,858,396,658

²	Class R-6 shares.

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

X	Initial Class.

LVIP Global Allocation Managed Risk Fund–10

LVIP Global Growth Allocation Managed Risk Fund

Schedule of Investments (continued)

Summary of Abbreviations:

ETF–Exchange-Traded Fund

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Fund–11

LVIP Global Allocation Managed Risk Funds

Statements of Assets and Liabilities

December 31, 2016

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$1,329,370,838	$6,529,144,719	$7,988,999,440
Unaffiliated investments, at value	120,125,697	642,185,459	872,135,235

Total investments, at value	1,449,496,535	7,171,330,178	8,861,134,675
Cash	—	182,970	2,425,903
Receivables for investments sold	644,349	3,610,123	2,351,964
Dividends receivable from investments	228,637	264,169	267,802
Receivables for fund shares sold	118,538	865,608	339,940

TOTAL ASSETS	1,450,488,059	7,176,253,048	8,866,520,284

LIABILITIES:
Payables for fund shares redeemed	860,592	2,475,325	4,130,075
Due to manager and affiliates	599,683	3,002,985	3,722,030
Cash due to custodian	489,320	—	—
Payables for investments purchased	217,182	191,074	177,434
Other accrued expenses payable	35,507	81,712	94,087

TOTAL LIABILITIES	2,202,284	5,751,096	8,123,626

TOTAL NET ASSETS	$1,448,285,775	$7,170,501,952	$8,858,396,658

Affiliated investments, at cost	$1,223,615,125	$5,862,157,127	$7,161,657,209
Unaffiliated investments, at cost	117,158,795	673,841,890	899,872,146

Total investments, at cost	$1,340,773,920	$6,535,999,017	$8,061,529,355

Standard Class:
Net Assets	$73,614,532	$210,979,510	$199,013,652
Shares Outstanding	5,522,497	15,613,455	15,240,684
Net Asset Value Per Share	$13.330	$13.513	$13.058

Service Class:
Net Assets	$1,374,671,243	$6,959,522,442	$8,659,383,006
Shares Outstanding	103,161,436	515,129,455	663,098,475
Net Asset Value Per Share	$13.325	$13.510	$13.059

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,363,820,106	$6,879,727,365	$8,613,021,854
Undistributed net investment income	—	1,236,171	818,473
Accumulated net realized loss on investments	(24,256,946)	(345,792,745)	(555,048,989)
Net unrealized appreciation of investments	108,722,615	635,331,161	799,605,320

TOTAL NET ASSETS	$1,448,285,775	$7,170,501,952	$8,858,396,658

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–12

LVIP Global Allocation Managed Risk Funds

Statements of Operations

Year Ended December 31, 2016

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$30,252,551	$133,530,077	$175,108,541
Dividends from unaffiliated investments	895,755	5,695,047	7,383,445
Interest	5,323	56,868	96,610

	31,153,629	139,281,992	182,588,596

EXPENSES:
Management fees	3,652,145	18,122,849	22,376,817
Distribution fees-Service Class	3,470,233	17,588,706	21,886,121
Accounting and administration expenses	151,496	634,467	777,201
Reports and statements to shareholders	78,786	356,631	354,367
Professional fees	53,723	180,722	217,924
Trustees’ fees and expenses	38,462	191,836	235,459
Custodian fees	22,465	87,943	108,904
Consulting fees	4,513	8,195	9,319
Pricing fees	270	852	1,016
Other	12,026	51,600	63,137

Total operating expenses	7,484,119	37,223,801	46,030,265

NET INVESTMENT INCOME	23,669,510	102,058,191	136,558,331

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	15,505,728	87,483,697	95,218,402
Distributions from unaffiliated investments	1,022,251	4,365,221	5,358,198
Sale of affiliated investments	(3,597,597)	(41,015,792)	(40,800,353)
Sale of unaffiliated investments	(2,521,767)	(25,590,290)	(26,998,942)
Foreign currencies	8,522	(356,689)	(743,085)
Futures contracts	(10,001,161)	(176,168,198)	(229,962,429)

Net realized gain (loss)	415,976	(151,282,051)	(197,928,209)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	39,125,255	286,575,976	387,928,815
Unaffiliated investments	5,766,569	54,599,821	67,120,277
Futures contracts	(13,860)	(353,693)	130,439

Net change in unrealized appreciation (depreciation)	44,877,964	340,822,104	455,179,531

NET REALIZED AND UNREALIZED GAIN	45,293,940	189,540,053	257,251,322

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,963,450	$291,598,244	$393,809,653

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–13

LVIP Global Allocation Managed Risk Funds

Statements of Changes in Net Assets

	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$23,669,510	$24,497,369	$102,058,191	$115,500,513	$136,558,331	$146,160,719
Net realized gain (loss)	415,976	30,235,452	(151,282,051)	59,582,883	(197,928,209)	(68,922,766)
Net change in unrealized appreciation (depreciation)	44,877,964	(87,480,649)	340,822,104	(456,749,626)	455,179,531	(459,911,032)

Net increase (decrease) in net assets resulting from operations	68,963,450	(32,747,828)	291,598,244	(281,666,230)	393,809,653	(382,673,079)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,640,751)	(1,623,343)	(3,862,169)	(4,544,499)	(3,854,871)	(4,045,578)
Service Class	(27,366,286)	(26,175,958)	(111,135,539)	(129,592,687)	(147,315,860)	(159,533,467)
Net realized gain:
Standard Class	(1,145,461)	(1,024,011)	(2,366,172)	(150,407)	—	—
Service Class	(21,982,058)	(18,366,863)	(78,960,435)	(4,897,014)	—	—

	(52,134,556)	(47,190,175)	(196,324,315)	(139,184,607)	(151,170,731)	(163,579,045)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,819,840	10,658,455	36,985,268	49,124,671	31,385,381	38,344,334
Service Class	190,336,131	246,242,753	372,668,632	941,578,322	351,071,662	1,140,443,463
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,786,212	2,647,354	6,228,341	4,694,906	3,854,871	4,045,578
Service Class	49,348,344	44,542,821	190,095,974	134,489,701	147,315,860	159,533,467

	254,290,527	304,091,383	605,978,215	1,129,887,600	533,627,774	1,342,366,842

Cost of shares redeemed:
Standard Class	(15,686,603)	(16,078,840)	(53,584,811)	(40,754,171)	(38,783,660)	(28,882,074)
Service Class	(238,868,182)	(201,762,120)	(780,184,284)	(555,968,197)	(953,293,497)	(593,030,815)

	(254,554,785)	(217,840,960)	(833,769,095)	(596,722,368)	(992,077,157)	(621,912,889)

Increase (decrease) in net assets derived from capital share transactions	(264,258)	86,250,423	(227,790,880)	533,165,232	(458,449,383)	720,453,953

NET INCREASE (DECREASE) IN NET ASSETS	16,564,636	6,312,420	(132,516,951)	112,314,395	(215,810,461)	174,201,829
NET ASSETS:
Beginning of year	1,431,721,139	1,425,408,719	7,303,018,903	7,190,704,508	9,074,207,119	8,900,005,290

End of year	$1,448,285,775	$1,431,721,139	$7,170,501,952	$7,303,018,903	$8,858,396,658	$9,074,207,119

Undistributed net investment income	$—	$354,346	$1,236,171	$106,578	$818,473	$1,222,061

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–14

LVIP Global Conservative Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$13.188	$13.944	$13.623	$12.850	$12.226

Income (loss) from investment operations:
Net investment income[2]	0.249	0.267	0.234	0.200	0.243
Net realized and unrealized gain (loss)	0.412	(0.545)	0.542	1.049	0.946

Total from investment operations	0.661	(0.278)	0.776	1.249	1.189

Less dividends and distributions from:
Net investment income	(0.304)	(0.294)	(0.282)	(0.266)	(0.503)
Net realized gain	(0.215)	(0.184)	(0.173)	(0.210)	(0.062)

Total dividends and distributions	(0.519)	(0.478)	(0.455)	(0.476)	(0.565)

Net asset value, end of period	$13.330	$13.188	$13.944	$13.623	$12.850

Total return[3]	5.02%	(2.00% )	5.70%	9.75%	9.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$73,615	$73,945	$80,856	$67,666	$58,577
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.28%	0.29%
Ratio of net investment income to average net assets	1.86%	1.91%	1.67%	1.49%	1.90%
Portfolio turnover	34%	23%	18%	24%	14%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–15

LVIP Global Conservative Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$13.185	$13.939	$13.620	$12.849	$12.225

Income (loss) from investment operations:
Net investment income[2]	0.215	0.232	0.199	0.166	0.211
Net realized and unrealized gain (loss)	0.410	(0.543)	0.540	1.047	0.945

Total from investment operations	0.625	(0.311)	0.739	1.213	1.156

Less dividends and distributions from:
Net investment income	(0.270)	(0.259)	(0.247)	(0.232)	(0.470)
Net realized gain	(0.215)	(0.184)	(0.173)	(0.210)	(0.062)

Total dividends and distributions	(0.485)	(0.443)	(0.420)	(0.442)	(0.532)

Net asset value, end of period	$13.325	$13.185	$13.939	$13.620	$12.849

Total return[3]	4.75%	(2.23% )	5.43%	9.47%	9.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,374,671	$1,357,776	$1,344,553	$1,189,830	$867,245
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.53%	0.54%
Ratio of net investment income to average net assets	1.61%	1.66%	1.42%	1.24%	1.65%
Portfolio turnover	34%	23%	18%	24%	14%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–16

LVIP Global Moderate Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$13.341	$14.109	$13.815	$12.562	$11.844

Income (loss) from investment operations:
Net investment income[2]	0.222	0.254	0.243	0.209	0.229
Net realized and unrealized gain (loss)	0.356	(0.729)	0.331	1.279	0.900

Total from investment operations	0.578	(0.475)	0.574	1.488	1.129

Less dividends and distributions from:
Net investment income	(0.253)	(0.284)	(0.280)	(0.235)	(0.411)
Net realized gain	(0.153)	(0.009)	—	—	—

Total dividends and distributions	(0.406)	(0.293)	(0.280)	(0.235)	(0.411)

Net asset value, end of period	$13.513	$13.341	$14.109	$13.815	$12.562

Total return[3]	4.34%	(3.37% )	4.15%	11.86%	9.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$210,980	$218,424	$217,898	$194,034	$161,420
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets	1.65%	1.79%	1.71%	1.58%	1.85%
Portfolio turnover	23%	20%	19%	15%	18%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–17

LVIP Global Moderate Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Moderate Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$ 13.340	$ 14.107	$ 13.814	$ 12.562	$ 11.843

Income (loss) from investment operations:
Net investment income[2]	0.188	0.218	0.207	0.176	0.198
Net realized and unrealized gain (loss)	0.354	(0.728)	0.331	1.278	0.900

Total from investment operations	0.542	(0.510)	0.538	1.454	1.098

Less dividends and distributions from:
Net investment income	(0.219)	(0.248)	(0.245)	(0.202)	(0.379)
Net realized gain	(0.153)	(0.009)	—	—	—

Total dividends and distributions	(0.372)	(0.257)	(0.245)	(0.202)	(0.379)

Net asset value, end of period	$ 13.510	$ 13.340	$ 14.107	$ 13.814	$ 12.562

Total return[3]	4.08%	(3.62% )	3.88%	11.58%	9.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,959,522	$7,084,595	$6,972,807	$5,519,293	$2,854,360
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.40%	1.54%	1.46%	1.33%	1.60%
Portfolio turnover	23%	20%	19%	15%	18%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–18

LVIP Global Growth Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$ 12.711	$ 13.474	$ 13.290	$ 11.902	$ 11.190

Income (loss) from investment operations:
Net investment income[2]	0.228	0.246	0.243	0.226	0.234
Net realized and unrealized gain (loss)	0.377	(0.743)	0.220	1.384	0.784

Total from investment operations	0.605	(0.497)	0.463	1.610	1.018

Less dividends and distributions from:
Net investment income	(0.258)	(0.266)	(0.279)	(0.222)	(0.306)
Return of capital	—	—	—	— [3]	—

Total dividends and distributions	(0.258)	(0.266)	(0.279)	(0.222)	(0.306)

Net asset value, end of period	$ 13.058	$ 12.711	$ 13.474	$ 13.290	$ 11.902

Total return[4]	4.75%	(3.69% )	3.47%	13.55%	9.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199,014	$197,206	$195,440	$175,175	$139,866
Ratio of expenses to average net assets[5]	0.27%	0.27%	0.26%	0.27%	0.27%
Ratio of net investment income to average net assets	1.77%	1.82%	1.79%	1.78%	2.00%
Portfolio turnover	21%	22%	15%	15%	21%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–19

LVIP Global Growth Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$ 12.713	$ 13.475	$ 13.292	$ 11.905	$ 11.191

Income (loss) from investment operations:
Net investment income[2]	0.195	0.212	0.209	0.195	0.205
Net realized and unrealized gain (loss)	0.377	(0.742)	0.219	1.383	0.784

Total from investment operations	0.572	(0.530)	0.428	1.578	0.989

Less dividends and distributions from:
Net investment income	(0.226)	(0.232)	(0.245)	(0.191)	(0.275)
Return of capital	—	—	—	— [3]	—

Total dividends and distributions	(0.226)	(0.232)	(0.245)	(0.191)	(0.275)

Net asset value, end of period	$ 13.059	$ 12.713	$ 13.475	$ 13.292	$ 11.905

Total return[4]	4.49%	(3.93% )	3.21%	13.26%	8.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,659,383	$8,877,001	$8,704,565	$6,467,673	$2,518,033
Ratio of expenses to average net assets[5]	0.52%	0.52%	0.51%	0.52%	0.52%
Ratio of net investment income to average net assets	1.52%	1.57%	1.54%	1.53%	1.75%
Portfolio turnover	21%	22%	15%	15%	21%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–20

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are a non-diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including in exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of LVIP Global Conservative Allocation Managed Risk Fund is to seek a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Global Moderate Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The

LVIP Global Allocation Managed Risk Funds–21

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Funds’ investment sub-adviser, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

Effective May 1, 2016, Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds’ managed risk strategy. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Funds’ investment portfolios. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, each Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

	LVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Administrative	$84,359	$419,504	$518,523
Legal	18,819	93,723	115,889

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Trading operation	$16,990	$84,536	$104,454

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Printing and mailing	$55,336	$256,838	$232,669

LVIP Global Allocation Managed Risk Funds–22

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, each Fund had liabilities payable to affiliates as follows:

	LVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Management fees payable to LIAC	$307,622	$1,523,675	$1,881,998
Distribution fees payable to LFD	292,061	1,479,310	1,840,032

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Funds engaged in securities purchases and securities sales as follows:

	LVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Purchases	$182,684	$486,560	$172,980
Sales	24,968	3,825,775	4,337,977

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP Global Allocation Managed Risk Funds–23

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs).

Affiliated investments of the LVIP Global Conservative Allocation Managed Risk Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$41,715,579	$4,922,436	$5,251,364	$(102,689)	$42,319,915	$553,944	$—
LVIP Delaware Bond Fund	566,996,042	57,764,843	236,014,154	1,315,648	393,504,262	10,890,674	4,400,700
LVIP Delaware Diversified Floating Rate Fund*	27,962,995	2,437,117	30,874,141	(2,421)	—	—	—
LVIP Global Income Fund	27,791,785	3,721,121	3,390,625	(127,259)	28,144,559	—	122,224
LVIP JPMorgan High Yield Fund	54,782,991	35,637,107	8,612,560	(557,688)	85,089,466	4,519,646	—
LVIP MFS International Growth Fund	41,357,699	5,794,880	19,935,462	488,450	28,347,149	435,138	—
LVIP Mondrian International Value Fund	27,436,368	20,114,246	3,776,796	(263,333)	42,509,488	1,249,185	979,966
LVIP PIMCO Low Duration Bond Fund	69,998,794	8,427,683	8,394,447	(20,248)	70,538,394	1,186,620	148,845
LVIP SSGA Bond Index Fund	70,013,364	10,168,368	9,886,562	(28,463)	70,336,467	1,570,627	—
LVIP SSGA Developed International 150 Fund	13,655,688	1,860,567	2,230,879	(147,107)	13,809,331	542,061	328,579
LVIP SSGA International Index Fund	68,733,347	8,424,483	34,261,539	(2,116,264)	42,151,919	1,805,300	—
LVIP SSGA Large Cap 100 Fund	27,830,121	35,700,860	11,783,150	(1,081,855)	55,411,390	1,389,490	5,901,133
LVIP SSGA Mid-Cap Index Fund	54,749,101	4,441,587	26,001,502	1,289,555	41,879,798	618,454	24,302
LVIP SSGA S&P 500 Index Fund	181,474,171	29,065,256	28,573,212	90,356	197,112,518	4,007,103	2,576,806
LVIP SSGA Small-Cap Index Fund	40,800,411	2,716,089	19,555,563	(1,599,713)	28,082,058	389,975	629,517
LVIP T. Rowe Price Growth Stock Fund	28,154,208	17,834,566	4,303,084	(69,388)	41,923,118	42,558	393,656
LVIP Western Asset Core Bond Fund**	—	184,478,717	30,274,369	(665,178)	148,211,006	1,051,776	—

Total	$1,343,452,664	$433,509,926	$483,119,409	$(3,597,597)	$1,329,370,838	$30,252,551	$15,505,728

*Issuer was not an investment of the Fund at December 31, 2016.

**Issuer was not an investment of the Fund at December 31, 2015.

LVIP Global Allocation Managed Risk Funds–24

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments of the LVIP Global Moderate Allocation Managed Risk Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$211,914,836	$15,737,688	$24,735,588	$(1,482,566)	$207,604,826	$2,705,055	$—
LVIP Delaware Bond Fund	1,616,394,661	92,210,344	699,440,960	3,917,332	1,027,072,959	28,425,402	11,486,126
LVIP Global Income Fund	141,184,390	12,285,033	15,581,156	(645,424)	138,064,417	—	600,559
LVIP JPMorgan High Yield Fund	208,722,046	17,259,236	32,659,756	(2,814,068)	208,703,183	11,181,601	—
LVIP MFS International Growth Fund	420,189,954	47,211,796	126,093,868	3,040,685	347,659,626	5,231,379	—
LVIP Mondrian International Value Fund	209,058,071	26,686,203	22,072,749	(3,838,818)	208,532,310	6,099,781	7,220,965
LVIP PIMCO Low Duration Bond Fund	355,597,038	28,011,552	40,138,654	(67,899)	346,029,728	5,785,493	731,389
LVIP SSGA Bond Index Fund	426,804,867	43,604,238	57,176,369	(613,876)	414,059,489	9,161,655	—
LVIP SSGA Developed International 150 Fund	208,111,076	18,139,485	30,324,178	(7,361,461)	203,228,217	7,906,043	4,842,327
LVIP SSGA Emerging Markets 100 Fund	68,873,626	73,153,210	72,806,885	(16,392,068)	67,447,570	1,733,145	—
LVIP SSGA International Index Fund	488,828,543	45,143,573	253,289,983	(27,155,172)	275,985,377	9,081,863	—
LVIP SSGA Large Cap 100 Fund	142,550,012	224,565,981	49,264,122	985,800	339,763,066	8,413,249	28,992,947
LVIP SSGA Mid-Cap Index Fund	347,642,483	10,914,550	139,418,431	5,135,141	273,898,903	4,010,531	159,390
LVIP SSGA S&P 500 Index Fund	1,278,460,661	104,354,403	171,712,865	10,987,323	1,312,242,434	26,444,629	17,490,871
LVIP SSGA Small-Cap Index Fund	276,349,314	28,736,105	138,787,696	(848,455)	206,623,957	2,869,224	6,047,160
LVIP T. Rowe Price Growth Stock Fund	213,124,165	85,832,691	25,725,815	(1,091,380)	274,206,203	275,918	2,900,967
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	141,011,249	14,417,346	22,625,377	(1,082,098)	135,945,182	403,192	7,010,996
LVIP Western Asset Core Bond Fund**	—	641,307,530	78,948,969	(1,688,788)	542,077,272	3,801,917	—

Total	$6,754,816,992	$1,529,570,964	$2,000,803,421	$(41,015,792)	$6,529,144,719	$133,530,077	$87,483,697

**Issuer was not an investment of the Fund at December 31, 2015.

LVIP Global Allocation Managed Risk Funds–25

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments of the LVIP Global Growth Allocation Managed Risk Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$174,752,709	$16,828,808	$24,377,716	$(1,165,476)	$171,069,884	$2,205,582	$—
LVIP Clarion Global Real Estate Fund	179,074,878	24,629,354	27,514,216	(199,016)	171,874,787	6,822,103	—
LVIP Delaware Bond Fund	1,477,778,207	101,348,036	580,142,295	3,340,169	1,010,456,991	27,965,536	11,300,303
LVIP Global Income Fund	174,575,861	19,420,671	23,616,814	(927,142)	170,650,674	—	729,496
LVIP JPMorgan High Yield Fund	258,362,019	20,603,416	39,919,697	(3,404,793)	257,960,741	13,745,382	—
LVIP MFS International Growth Fund	433,107,295	17,614,893	199,893,732	1,715,093	257,463,723	5,155,000	—
LVIP Mondrian International Value Fund	258,590,910	35,160,825	29,823,752	(4,892,523)	257,753,024	7,502,029	8,776,050
LVIP PIMCO Low Duration Bond Fund	351,902,262	34,746,997	47,011,183	(91,164)	342,160,408	5,670,320	710,659
LVIP SSGA Bond Index Fund	263,974,481	32,237,247	40,868,250	(66,234)	255,896,301	5,631,236	—
LVIP SSGA Developed International 150 Fund	171,605,297	103,718,706	34,889,276	(4,107,491)	251,196,128	9,715,538	5,887,273
LVIP SSGA Emerging Markets 100 Fund	170,374,165	90,343,043	103,815,146	(28,760,887)	166,127,911	2,309,130	—
LVIP SSGA International Index Fund	1,036,511,804	108,886,053	274,652,310	(37,700,091)	852,841,433	26,400,421	—
LVIP SSGA Large Cap 100 Fund	174,792,069	194,200,323	53,607,984	798,796	335,956,251	8,271,536	26,468,539
LVIP SSGA Mid-Cap Index Fund	601,934,112	21,255,758	212,861,871	3,214,861	507,792,448	7,392,246	290,931
LVIP SSGA S&P 500 Index Fund	2,020,184,914	64,944,002	278,583,038	31,939,458	1,963,412,109	39,430,819	27,084,683
LVIP SSGA Small-Cap Index Fund	341,764,097	33,250,152	168,996,614	1,556,465	255,371,064	3,527,792	7,357,048
LVIP T. Rowe Price Growth Stock Fund	176,832,301	99,337,895	22,827,813	(501,018)	254,194,161	254,302	2,350,411
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	87,185,616	8,679,383	13,792,090	(35,790)	84,014,113	247,946	4,263,009
LVIP Western Asset Core Bond Fund**	—	532,959,147	94,402,930	(1,513,570)	422,807,289	2,861,623	—

Total	$8,353,302,997	$1,560,164,709	$2,271,596,727	$(40,800,353)	$7,988,999,440	$175,108,541	$95,218,402

**Issuer was not an investment of the Fund at December 31, 2015.

LVIP Global Allocation Managed Risk Funds–26

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Purchases	$481,326,081	$1,629,658,360	$1,773,937,424
Sales	505,260,115	2,065,718,244	2,362,320,771

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Cost of investments	$1,361,023,251	$6,631,184,801	$8,173,790,407

Aggregate unrealized appreciation	$115,993,324	$722,372,805	$898,335,936
Aggregate unrealized depreciation	(27,520,040)	(182,227,428)	(210,991,668)

Net unrealized appreciation	$88,473,284	$540,145,377	$687,344,268

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2016:

LVIP Global Conservative Allocation Managed Risk Fund
Level 1
Affiliated Investments	$1,329,370,838
Unaffiliated Investments	120,125,697

Total	$1,449,496,535

LVIP Global Moderate Allocation Managed Risk Fund
Level 1
Affiliated Investments	$6,529,144,719
Unaffiliated Investments	642,185,459

Total	$7,171,330,178

LVIP Global Growth Allocation Managed Risk Fund
Level 1
Affiliated Investments	$7,988,999,440
Unaffiliated Investments	872,135,235

Total	$8,861,134,675

LVIP Global Allocation Managed Risk Funds–27

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

3. Investments (continued)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	LVLVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Year Ended December 31, 2016
Ordinary income	$28,835,170	$114,997,711	$151,170,731
Long-term capital gains	23,299,386	81,326,604	—

Total	$52,134,556	$196,324,315	$151,170,731

Year Ended December 31, 2015
Ordinary income	$27,799,301	$134,137,186	$163,579,045
Long-term capital gains	19,390,874	5,047,421	—

Total	$47,190,175	$139,184,607	$163,579,045

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows

	LVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Shares of beneficial interest	$1,363,820,106	$6,879,727,365	$8,613,021,854
Undistributed ordinary income	—	1,236,171	818,473
Undistributed long-term capital gains	5,782,967	—	—
Capital loss carryforward	—	(44,611,767)	(161,261,083)
Straddle losses deferred	(9,790,582)	(205,995,194)	(281,526,854)
Net unrealized appreciation	88,473,284	540,145,377	687,344,268

Net assets	$1,448,285,775	$7,170,501,952	$8,858,396,658

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Funds recorded the following reclassifications:

	LVIP	LVIP	LVIP
	Global Conservative Allocation	Global Moderate Allocation	Global Growth Allocation
	Managed Risk Fund	Managed Risk Fund	Managed Risk Fund
Distributions in excess of net investment income	$4,983,181	$14,069,110	$14,208,812
Accumulated net realized gain (loss)	(4,983,181)	(14,069,110)	(14,208,812)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Global Allocation Managed Risk Funds–28

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2016, the LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund had the following capital loss carryforwards for federal income tax purposes:

	Pre-Enactment Short-Term		Post-Enactment Losses
	Capital Losses Expiring		(No Expiration)*
Fund	2017	2018	Short-Term	Long-Term	Total
LVIP Global Moderate Allocation Managed Risk Fund	$—	$—	$32,340,466	$12,271,301	$44,611,767
LVIP Global Growth Allocation Managed Risk Fund	75,754,365	20,846,885	58,569,436	6,090,397	161,261,083

*Capital Loss Carryforwards with no expiration must be utilized first.

As of December 31, 2016, the LVIP Global Conservative Allocation Managed Risk Fund had no capital losses carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP		LVIP		LVIP
	Global Conservative Allocation		Global Moderate Allocation		Global Growth Allocation
	Managed Risk Fund		Managed Risk Fund		Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Standard Class	883,029	764,590	2,758,729	3,449,572	2,441,210	2,829,593
Service Class	14,315,330	17,614,447	27,920,713	66,182,497	27,529,574	83,956,820
Shares issued upon reinvestment of dividends and distributions:
Standard Class	207,782	198,787	460,061	350,230	295,008	316,708
Service Class	3,682,341	3,346,513	14,051,892	10,034,111	11,273,156	12,487,095

	19,088,482	21,924,337	45,191,395	80,016,410	41,538,948	99,590,216

Shares redeemed:
Standard Class	(1,175,203)	(1,155,271)	(3,977,654)	(2,871,201)	(3,009,788)	(2,136,738)
Service Class	(17,815,962)	(14,439,133)	(57,934,175)	(39,418,932)	(73,948,053)	(44,161,290)

	(18,991,165)	(15,594,404)	(61,911,829)	(42,290,133)	(76,957,841)	(46,298,028)

Net increase (decrease)	97,317	6,329,933	(16,720,434)	37,726,277	(35,418,893)	53,292,188

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge each Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with each Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, each Fund used futures contracts to hedge each Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; and to hedge currency risks associated with each Fund’s investments.

LVIP Global Allocation Managed Risk Funds–29

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Global Conservative Allocation Managed Risk Fund

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016 was as follows:

			Change in
			Unrealized
			Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain (Loss) on Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(295,694)	$(8,346)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(9,705,467)	(5,514)

Total		$(10,001,161)	$(13,860)

LVIP Global Moderate Allocation Managed Risk Fund

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016 was as follows:

			Change in
			Unrealized
			Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain (Loss) on Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,793,956)	$(2,612,401)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(172,374,242)	2,258,708

Total		$(176,168,198)	$(353,693)

LVIP Global Growth Allocation Managed Risk Fund

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016 was as follows:

			Change in
			Unrealized
			Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain (Loss) on Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,684,830	$(5,700,908)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(231,647,259)	5,831,347

Total		$(229,962,429)	$130,439

LVIP Global Allocation Managed Risk Funds–30

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
	Futures Contracts	Futures Contracts
	(Average Notional Value)	(Average Notional Value)
LVIP Global Conservative Allocation Managed Risk Fund	$31,220,482	$18,947,190
LVIP Global Moderate Allocation Managed Risk Fund	16,040,838	998,262,853
LVIP Global Growth Allocation Managed Risk Fund	19,094,599	1,881,020,100

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Funds for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Global Allocation Managed Risk Funds–31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Global Allocation Managed Risk Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (three of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Global Allocation Managed Risk Funds–32

LVIP Global Allocation Managed Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Global Conservative Allocation Managed Risk Fund	44.69%	55.31%	100.00%
LVIP Global Moderate Allocation Managed Risk Fund	41.42%	58.58%	100.00%
LVIP Global Growth Allocation Managed Risk Fund	—	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Qulity of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in underlying funds (the “Equity Sleeve”). The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the down side exposure of the Fund during significant market down turns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman Financial Risk Management LLC (“Milliman”) had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Risk Funds effective May 1, 2016 and that in June 2016, the risk-management strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk managed overlay would improve risk/return performance for investors. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar in for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended

LVIP Global Allocation Managed Risk Funds–33

LVIP Global Allocation Managed Risk Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

March 31, 2016. The Board reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the total return of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information comparing the Funds’ performance to the quarterly average total return of funds in the respective Morningstar category

The Board considered that LIAC had become responsible for each Fund’s investment decision-making on May 1, 2011 and that previously, LIAC had provided oversight of a sub-adviser, which had been directly responsible for making investment decisions. The Board noted that LIAC had retained Wilshire Associates as an asset allocation consultant. The Board considered that the Funds employ a managed risk strategy that has both a volatility management component and a capital protection component and that during periods of rising equity markets the Funds would be expected to underperform peer funds that were not risk managed similarly to the Funds.

The Board reviewed the LVIP Global Conservative Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Conservative Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period, below the median return of the performance peer group and above the return of the benchmark index for the three year period, above the median return of the performance peer group and the return of the benchmark index for the five year period and the same as the median return of the performance peer group and above the return of the benchmark index for the ten year period. The Board noted that the Fund’s standard deviation for the three year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was attributable in part to the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Global Growth Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one, three and five year periods and the same as the median return of the performance peer group and below the return of the benchmark index for the ten year period. The Board noted that the Fund’s standard deviation for the three year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was attributable in part to the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Global Moderate Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one and three year periods and the same as the median return of the performance peer group and above the return of the benchmark index for the five and ten year periods. The Board noted that the Fund’s standard deviation for the three year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was attributable in part to the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median for each Fund. The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar expense peer group. The Board considered that the net expense ratio plus AFFE for each Fund was below the median net expense ratio, including AFFE, of the respective Morningstar expense peer group, except for the LVIP Global Conservative Allocation Managed Risk Fund, where the net expense ratio plus AFFE was within range of the median expense ratio of the respective Morningstar expense peer group, including AFFE. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption

LVIP Global Allocation Managed Risk Funds–34

LVIP Global Allocation Managed Risk Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Global Allocation Managed Risk Funds–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Global Allocation Managed Risk Funds–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Global Allocation Managed Risk Funds–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Global Allocation Managed Risk Funds–38

LVIP Global Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Global Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by:	Franklin Advisers, Inc.
Mondrian Investment Partners Limited

The Fund returned 0.51% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Citigroup World Government Bond Index1, returned 1.60%.

Franklin Advisers, Inc.

The calendar year of 2016 started off with a sharp escalation in global risk aversion, as oil prices dropped below $30 per barrel, and markets appeared to price in worst-case scenarios on fears of a global recession and a potential collapse of growth in China. However, we believed that the fears were unwarranted. In our opinion, markets appeared to overestimate the extent to which lower headline inflation reflected structurally weaker global demand; however, we believed that supply factors were the main driver behind falling energy and commodity prices, not a collapse in demand. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our view, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.

By October, U.S.-dollar strength returned as U.S. Treasury yields rose sharply due to growing expectations for a December rate hike. By November, a sharp correction in U.S. Treasury valuations was fully underway, manifesting very quickly after the results of the U.S. election, as markets appeared to rapidly move toward our long-held view that inflation pressures were rising. Once those corrections to yields began, they were quite severe in a short period of time, demonstrating just how extreme those valuations had become. Growing rate differentials between the rising yields in the U.S. and the low to negative yields in the eurozone and Japan drove significant depreciations of the euro and yen against the U.S. dollar. Overall, for the full period, a number of emerging-market currencies appreciated against the U.S. dollar, notably the Brazilian real, Colombian peso and Indonesian rupiah, while others depreciated against the U.S. dollar, such as the Mexican peso, Malaysian ringgit and South Korean won. The euro depreciated during the period while the Japanese yen appreciated.

The 10-year U.S. Treasury yield2, which moves inversely to price, ended the period slightly higher than where it started and shifted significantly during the period. At the beginning of the period, negative global interest rates, continued accommodative central bank policies and a general risk-off sentiment boosted safe haven buying by investors. These factors drove the 10-year yield to a period low of 1.37% in early July, down from 2.27% on December 31, 2015. Near period-end, rates moved higher based on improved economic data, expectations for the Fed to raise interest rates at its December 2016 meeting and a sentiment shift among investors that held that possible expansionary fiscal policies under the new U.S. President Donald Trump could lead to a stronger economy and higher inflation.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies and sovereign credit exposures contributed to absolute return. Among currencies, the Fund’s net-negative position in the euro, achieved through currency forward contracts, contributed to absolute return, while its net-negative position in the Japanese yen, also through currency forward contracts, detracted. Currency positions in Latin America detracted from absolute performance (the Mexican peso detracted, while the Brazilian real contributed), while currency positions in Asia ex-Japan had a largely neutral effect (the South Korean won detracted, while the Indonesian rupiah contributed). The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) contributed to absolute performance.

During the period, the Fund’s relative underperformance was primarily due to interest-rate strategies. Currency positions and sovereign credit exposures contributed to relative return. Select underweighted duration exposures in Europe detracted from relative return as did underweighted duration exposure in Japan. Overweighted duration exposures in Latin America (Brazil) contributed to relative performance. Among currencies, the Fund’s underweighted position in the euro contributed to relative return as did its lack of exposure to the British pound, while its underweighted position in the Japanese yen detracted. Overweighted currency positions in Latin America detracted from relative performance (the Mexican peso detracted, while the Brazilian real contributed), while overweighted currency positions in Asia ex-Japan had a largely neutral effect (the South Korean won detracted, while the Indonesian rupiah contributed).

During the period, the Fund’s Corporate Loan and High Yield Corporate Credit exposures contributed to relative performance. Our exposures to Non-Agency Residential Mortgage-Backed Securities (“RMBS”) and Treasury Inflation Protected Securities also benefited results. In contrast, the Fund’s defensive U.S. Yield Curve positioning detracted from performance as yield curve movements had a negative impact relative to the benchmark index. The Fund’s exposure to foreign currencies also hurt results.

At year-end, we were overweighted compared to the benchmark index in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained attractive on a longer-term basis. The largest allocations at year-end were Investment-Grade Corporate Credit followed by Treasuries and RMBS, as we found what we considered to be attractive valuations in those sectors.

In addition, the Fund employed derivatives as a tool in seeking efficient management of certain risk. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Fund.

Mondrian Investment Partners Limited

Markets were driven over the year by the two big global political events – Brexit and the U.S. presidential election. Global government bond yields fell significantly mid-year after the Brexit vote, but mostly ended close to where they started 2016. Some markets experienced a significant fall in yields, such as the UK, which was driven by the monetary response to the Brexit vote there. International currencies were slightly down on average versus the U.S. dollar over the year, stretching the overvaluation of the U.S. dollar even further, after big rises in 2014 and 2015. The strongest performing markets were South Africa, up 20.0%, and Japan, up 6.4%.

LVIP Global Income Fund–1

LVIP Global Income Fund

2016 Annual Report Commentary (unaudited) (continued)

Japanese performance was driven by currency strength. The Japanese yen bucked the international currency trend and was up against the U.S. dollar, having risen significantly in the first half of the year. South Africa benefitted from a reprieve from ratings agencies mid-year, which had put the country on negative watch, following ongoing political turmoil there. The weakest performing markets were Mexico (down 10.3%) and Poland (down 2.7%). The underperformance of Mexico was driven by currency weakness, in the run up to and in the immediate aftermath of the U.S. presidential election.

The Fund lagged the performance of the benchmark index over the year. The overweight positon to Mexico and the underweight to Eurozone markets, which were strong in U.S. dollar hedged terms, were the primary detractors from performance. Japanese bond market positioning also detracted over the year, although the overweight to the Japanese yen in the first half of 2016 added to performance. Overweight positions to the UK and New Zealand, as well as positioning to Canada also all added to performance over the year.

Portfolio Managers:

Lincoln Investment Advisors Corporation: Maria Ma

Franklin Advisers, Inc.:	Michael Hasenstab, Ph.D.
Christine Zhu
Kent Burns, CFA
Chris J. Molumphy, CFA
Roger Bayston, CFA

Mondrian Investment Partners Limited:	David Wakefield
Matthew Day

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/4/09 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Income Fund Standard Class shares on 5/4/09. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested would have increased to $12,803 for the Standard Class shares and $12,575 for the Service Class shares. For comparison, look at how the Citigroup World Government Bond Index did over the same period. The same $10,000 investment would have increased to $11,451. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective 12/10/15, the primary benchmark for the LVIP Global Income Fund changed from the Citigroup World Government Bond Index non-U.S3 due to changes in the Fund’s investment strategy to more global exposure. For comparison the same $10,000 investment from the same period of time for the Citigroup World Government Bond Index non-U.S would have increased to $11,027.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	0.51%
Five Years	+	0.99%
Inception (5/4/09)	+	3.28%

Service Class Shares
One Year	+	0.26%
Five Years	+	0.74%
Inception (5/4/09)	+	3.04%

1.

The Citigroup World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

2.	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

3.

The Citigroup World Government Bond Index non-U.S. is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

LVIP Global Income Fund–2

LVIP Global Income Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY each hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$975.00	0.65%	$3.23
Service Class Shares	1,000.00	973.80	0.90%	4.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.87	0.65%	$3.30
Service Class Shares	1,000.00	1,020.61	0.90%	4.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund

Security Type/Country Allocations and Credit Quality Breakdown (unaudited)

As of December 31, 2016

Security Type	Percentage of Net Assets

Agency Collateralized Mortgage Obligations	0.88%
Agency Mortgage-Backed Securities	0.39%
Corporate Bonds	7.44%
Municipal Bonds	0.08%
Non-Agency Asset-Backed Securities	1.67%
Non-Agency Collateralized Mortgage Obligations	0.79%
Non-Agency Commercial Mortgage-Backed Securities	0.55%
Senior Secured Loans	0.79%
Sovereign Bonds	48.48%
Supranational Banks	1.85%
U.S. Treasury Obligations	21.37%
Common Stock	0.01%
Money Market Fund	8.72%
Short-Term Investments	1.88%
Total Value of Securities	94.90%
Receivables and Other Assets Net of Liabilities	5.10%
Total Net Assets	100.00%

Country*	Percentage of Net Assets

Australia	0.31%
Bermuda	0.03%
Brazil	1.47%
Canada	0.15%
Cayman Islands	0.85%
China	0.16%
France	1.16%
Germany	0.12%
Indonesia	1.74%
Italy	0.32%
Japan	7.31%
Luxembourg	0.09%
Malaysia	4.57%
Marshall Island	0.00%
Mexico	9.76%
Monaco	0.01%
Netherlands	1.87%
New Zealand	3.86%
Peru	0.01%
Philippines	0.67%
Poland	3.52%
Portugal	0.38%
Republic of Korea	3.34%
Serbia	0.31%
Singapore	2.53%
South Africa	0.13%
Spain	3.71%
Supranational	1.85%
Switzerland	0.06%
Thailand	1.34%
Ukraine	1.43%
United Kingdom	0.51%
United States	30.73%
Total	84.30%

*Allocation includes all investments except for short-term investments.

LVIP Global Income Fund–4

LVIP Global Income Fund

Security Type/Country Allocations and Credit Quality Breakdown (unaudited) (continued)

Credit Quality Breakdown (as a % of fixed income investments)*
U.S. Government	23.86%
AAA	12.48%
AA	8.05%
A	27.23%
BBB	10.47%
BB	1.66%
B	2.11%
CCC	0.26%
Not Rated	2.71%
Short-Term Investments	11.17%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligation; U.S. Agency Obligation, Agency mortgage-backed, Agency Commercial Mortgage Backed and Agency Collateralized Mortgage Obligation securities appear under “U.S. Government”. Discount notes, commercial papers and certificate of deposits appear under “Short-Term Investment”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Global Income Fund–5

LVIP Global Income Fund

Schedule of Investments

December 31, 2016

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.88%
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2014-DN1 M2 2.956% 2/25/24	250,000	$255,756
•Series 2014-HQ3 M2 3.406% 10/25/24	402,975	406,394
•Series 2015-DN1 M2 3.156% 1/25/25	495,375	497,363
•Series 2015-DN1 M3 4.906% 1/25/25	600,000	632,169
•Series 2015-DNA1 M2 2.606% 10/25/27	830,000	841,884
•Series 2015-DNA2 M2 3.356% 12/25/27	904,150	921,442
•Series 2015-DNA3 M2 3.606% 4/25/28	860,000	884,819
•Series 2015-HQ1 M2 2.956% 3/25/25	490,685	495,001
•Series 2015-HQ1 M3 4.556% 3/25/25	610,000	645,725
•Series 2015-HQA1 M2 3.406% 3/25/28	1,264,585	1,290,074
•Series 2015-HQA2 M2 3.556% 5/25/28	900,000	923,775
•Series 2016-HQA1 M2 3.506% 9/25/28	500,000	513,509
•Series 2016-HQA2 M2 3.006% 11/25/28	275,000	280,648
•Series 2016-HQA3 M2 2.106% 3/25/29	250,000	249,357

Total Agency Collateralized Mortgage Obligations (Cost $8,788,820)		8,837,916

AGENCY MORTGAGE-BACKED SECURITIES–0.39%
Fannie Mae ARM •2.07% 4/1/38	18,069	19,276
•2.541% 4/1/38	161,973	170,046
•2.55% 10/1/37	28,340	29,601
•2.551% 9/1/34	121,034	128,172
•2.581% 2/1/35	21,168	22,298
•2.625% 10/1/32	62,692	66,121
•2.683% 7/1/34	43,955	46,295
•2.705% 9/1/33	105,432	111,698
•2.72% 6/1/35	670,992	707,849
•2.785% 4/1/34	153,687	162,131
•2.786% 11/1/34	37,881	39,329
•2.797% 11/1/37	52,696	55,241
•2.805% 10/1/35	293,407	304,432
•2.818% 9/1/33	197,453	207,387
•2.86% 1/1/37	116,543	123,732
•2.865% 3/1/35	61,001	64,002
•2.907% 1/1/37	8,673	9,160

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae ARM (continued)
•2.963% 5/1/36	10,691	$11,320
•3.049% 5/1/38	108,899	116,007
•3.074% 6/1/36	40,173	42,816
•3.149% 8/1/36	43,972	46,979
Freddie Mac ARM
•2.654% 1/1/36	29,231	30,430
•2.75% 10/1/34	28,182	29,689
•2.756% 1/1/35	171,492	181,574
•2.769% 1/1/35	147,696	156,284
•2.871% 8/1/31	28,481	30,089
•2.876% 4/1/38	401,225	426,442
•2.896% 3/1/34	18,885	19,889
•2.948% 11/1/33	16,726	17,646
•2.95% 7/1/36	69,770	72,357
•2.968% 5/1/38	76,286	80,761
•2.988% 4/1/30	58,445	61,171
•3.049% 5/1/38	310,979	329,158
•3.577% 11/1/36	23,137	24,898

Total Agency Mortgage-Backed Securities (Cost $3,884,676)		3,944,280

ΔCORPORATE BONDS–7.44%
Australia–0.28%
#BlueScope Steel Finance 144A 6.50% 5/15/21	200,000	212,420
National Australia Bank 1.875% 7/23/18	600,000	600,969
Westpac Banking #144A 2.10% 2/25/21	1,500,000	1,490,427
#144A 2.25% 11/9/20	500,000	500,485

		2,804,301

Bermuda–0.03%
Weatherford International 7.75% 6/15/21	300,000	304,125

		304,125

Canada–0.15%
Canadian Natural Resources 1.75% 1/15/18	500,000	498,919
CNOOC Nexen Finance 2014 1.625% 4/30/17	300,000	299,823
Royal Bank of Canada 2.10% 10/14/20	500,000	497,787
#Valeant Pharmaceuticals International 144A 5.375% 3/15/20	250,000	212,500

		1,509,029

LVIP Global Income Fund–6

LVIP Global Income Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

ΔCORPORATE BONDS (continued)
Cayman Islands–0.13%
Alibaba Group Holding 2.50% 11/28/19		600,000	$603,141
#Hutchison Whampoa International 14 144A 1.625% 10/31/17		500,000	499,137
#•Seven & Seven 144A 2.235% 9/11/19		180,000	178,671

			1,280,949

China–0.16%
#Export-Import Bank of China 144A 2.50% 7/31/19		1,000,000	1,012,047
Industrial & Commercial Bank of China 3.231% 11/13/19		600,000	615,506

			1,627,553

France–0.11%
#Electricite de France 144A 2.15% 1/22/19		1,000,000	1,002,534
Veolia Environnement 4.625% 3/30/27	EUR	100,000	141,413

			1,143,947

Germany–0.12%
•Deutsche Bank 2.221% 8/20/20		600,000	582,536
#Norddeutsche Landesbank Girozentrale 144A 2.00% 2/5/19		600,000	602,852

			1,185,388

Italy–0.32%
Banca Monte dei Paschi di Siena 2.875% 4/16/21	EUR	600,000	677,465
Intesa Sanpaolo •0.70% 5/18/17	EUR	200,000	210,512
2.375% 1/13/17		200,000	200,029
3.875% 1/16/18		700,000	709,483
3.875% 1/15/19		500,000	509,207
•UniCredit 0.646% 4/10/17	EUR	300,000	316,272
Unione di Banche Italiane 2.875% 2/18/19	EUR	500,000	553,173

			3,176,141

Luxembourg–0.06%
Actavis Funding 2.35% 3/12/18		600,000	603,644

			603,644

Mexico–0.07%
Coca-Cola Femsa 2.375% 11/26/18		700,000	705,511

			705,511

Netherlands–0.17%
#•ING Bank 144A 1.688% 10/1/19		1,000,000	1,002,591

	Principal Amount°		Value (U.S. $)

ΔCORPORATE BONDS (continued)
Netherlands (continued)
•Petrobras Global Finance 3.873% 3/17/20		700,000	$685,923

			1,688,514

Portugal–0.02%
Banco Comercial Portugues 4.75% 6/22/17	EUR	200,000	215,063

			215,063

Republic of Korea–0.18%
•Export-Import Bank of Korea 1.631% 1/17/17		1,500,000	1,500,165
#Woori Bank 144A 4.75% 4/30/24		350,000	354,180

			1,854,345

South Africa–0.00%
#‡Edcon 144A 9.50% 3/1/18	EUR	150,000	26,053

			26,053

Spain–0.05%
Banco Popular Espanol 1.00% 3/3/22	EUR	400,000	430,404
Bankinter 1.75% 6/10/19	EUR	100,000	109,632

			540,036

Switzerland–0.06%
•Credit Suisse New York 1.427% 5/26/17		600,000	600,496

			600,496

United Kingdom–0.51%
•Barclays Bank 1.486% 2/17/17		1,300,000	1,300,469
Delphi Automotive 3.15% 11/19/20		800,000	813,532
Ensco 4.70% 3/15/21		350,000	338,422
HSBC Holdings 3.40% 3/8/21		200,000	203,494
#Imperial Brands Finance 144A 2.95% 7/21/20		600,000	604,176
#Petrofac 144A 3.40% 10/10/18		600,000	607,533
Royal Bank of Scotland 6.934% 4/9/18	EUR	200,000	226,249
#Sinopec Group Overseas Development 2015 144A 2.50% 4/28/20		700,000	695,909
#State Grid Overseas Investment 2014 144A 2.75% 5/7/19		300,000	304,150

			5,093,934

United States–5.02%
AbbVie 1.80% 5/14/18		800,000	800,868
American Tower 3.30% 2/15/21		500,000	506,170
3.40% 2/15/19		300,000	306,740
•Amgen 1.516% 5/22/19		1,000,000	1,006,447

LVIP Global Income Fund–7

LVIP Global Income Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

ΔCORPORATE BONDS (continued)
United States (continued)
Anheuser-Busch InBev Finance 2.65% 2/1/21	600,000	$604,015
•Apple 1.74% 2/22/19	400,000	405,650
AT&T 2.40% 3/15/17	1,000,000	1,002,506
2.45% 6/30/20	700,000	695,700
Bank of America •1.92% 1/15/19	1,000,000	1,009,248
2.65% 4/1/19	700,000	707,778
•Bank of New York Mellon 1.776% 8/17/20	500,000	507,653
Beazer Homes USA 5.75% 6/15/19	3,000,000	3,120,000
Becton Dickinson 2.675% 12/15/19	523,000	531,016
#California Resources 144A 8.00% 12/15/22	73,000	65,335
Capital One Bank USA 2.30% 6/5/19	800,000	802,386
CIT Group 3.875% 2/19/19	100,000	102,375
5.00% 8/15/22	200,000	209,000
Citigroup •1.775% 4/8/19	200,000	200,310
2.40% 2/18/20	800,000	798,974
CNH Industrial Capital 3.875% 10/15/21	200,000	197,250
Constellation Brands 3.875% 11/15/19	200,000	207,510
#Diamond 1 Finance 144A 3.48% 6/1/19	400,000	408,557
Dollar General 1.875% 4/15/18	500,000	500,798
Dominion Resources 2.50% 12/1/19	500,000	505,687
Enable Midstream Partners 2.40% 5/15/19	400,000	392,942
Energy Transfer Partners 4.15% 10/1/20	100,000	103,640
#‡Energy XXI Gulf Coast 144A 11.00% 3/15/20	200,000	106,000
EnLink Midstream Partners 2.70% 4/1/19	100,000	100,118
Express Scripts Holding 3.30% 2/25/21	300,000	305,919
Fiserv 2.70% 6/1/20	600,000	603,374
Ford Motor Credit 3.157% 8/4/20	1,200,000	1,209,938
Freeport-McMoRan 2.30% 11/14/17	200,000	199,500
•Goldman Sachs Group 2.163% 9/15/20	1,600,000	1,615,755

	Principal Amount°	Value (U.S. $)

ΔCORPORATE BONDS (continued)
United States (continued)
HCA 4.25% 10/15/19	300,000	$312,750
5.875% 5/1/23	100,000	106,500
#Hewlett Packard Enterprise 144A 2.929% 10/5/18	600,000	613,252
HSBC USA 2.00% 8/7/18	600,000	599,986
#Jackson National Life Global Funding 144A 2.25% 4/29/21	500,000	493,396
JPMorgan Chase & Co. 1.85% 3/22/19	1,000,000	997,167
2.20% 10/22/19	1,000,000	1,004,423
2.40% 6/7/21	200,000	198,287
Juniper Networks 3.125% 2/26/19	500,000	508,246
KB Home 4.75% 5/15/19	200,000	205,000
Kinder Morgan 3.05% 12/1/19	700,000	710,527
Kinder Morgan Energy Partners 6.85% 2/15/20	800,000	892,446
#Kinder Morgan Finance 144A 6.00% 1/15/18	300,000	312,438
Kraft Heinz Foods 2.00% 7/2/18	500,000	500,296
2.25% 6/5/17	300,000	300,989
Kroger 2.60% 2/1/21	800,000	799,124
Lockheed Martin 1.85% 11/23/18	300,000	301,334
Marriott International 2.875% 3/1/21	800,000	804,375
Maxim Integrated Products 2.50% 11/15/18	1,000,000	1,009,435
Metropolitan Life Global Funding I #144A 1.30% 4/10/17	1,000,000	1,000,602
#144A 3.875% 4/11/22	300,000	317,238
Morgan Stanley •1.732% 1/24/19	1,000,000	1,006,544
•2.026% 1/27/20	800,000	807,436
Navient 5.50% 1/15/19	300,000	312,000
6.625% 7/26/21	100,000	106,000
#NBCUniversal Enterprise 144A 1.974% 4/15/19	1,000,000	1,003,946
#New York Life Global Funding 144A 2.10% 1/2/19	1,000,000	1,004,431
Owens Illinois 7.80% 5/15/18	150,000	159,750
Pactiv 8.125% 6/15/17	1,000,000	1,025,000
#Pricoa Global Funding I 144A 2.55% 11/24/20	400,000	400,300
Procter & Gamble 1.70% 11/3/21	200,000	196,714
#Protective Life Global Funding 144A 1.722% 4/15/19	300,000	297,699

LVIP Global Income Fund–8

LVIP Global Income Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

ΔCORPORATE BONDS (continued)
United States (continued)
•Prudential Financial 1.686% 8/15/18	600,000	$602,236
PSEG Power 3.00% 6/15/21	500,000	502,045
Regions Financial 2.00% 5/15/18	1,000,000	999,118
Reynolds American 2.30% 6/12/18	500,000	503,347
Sanchez Energy 7.75% 6/15/21	150,000	153,375
Sempra Energy 2.85% 11/15/20	700,000	706,020
Southern 2.35% 7/1/21	400,000	393,621
#Sprint Communications 144A 9.00% 11/15/18	100,000	110,500
#Sprint Spectrum 144A 3.36% 9/20/21	200,000	200,874
Tenet Healthcare 5.00% 3/1/19	100,000	98,000
5.50% 3/1/19	400,000	395,040
#144A 7.50% 1/1/22	100,000	104,500
#TIAA Asset Management Finance 144A 2.95% 11/1/19	600,000	610,769
Time Warner 2.10% 6/1/19	500,000	499,989
Toys R Us 7.375% 10/15/18	500,000	495,000
TransDigm 6.00% 7/15/22	300,000	313,500
United Technologies 4.50% 4/15/20	500,000	539,839
Verizon Communications 2.625% 2/21/20	1,000,000	1,010,349
Viacom 2.75% 12/15/19	600,000	599,637
Walgreens Boots Alliance 1.75% 11/17/17	600,000	601,626
Wells Fargo •1.762% 7/22/20	1,900,000	1,910,756
2.50% 3/4/21	200,000	198,635
Zimmer Biomet Holdings 2.70% 4/1/20	700,000	700,575

		50,396,141

Total Corporate Bonds (Cost $75,032,396)		74,755,170

MUNICIPAL BONDS–0.08%
City of Chicago, Illinois (Neighborhoods Alive 21 program) §Series B 5.00% 1/1/17	60,000	60,000
Series B-Unrefunded 5.00% 1/1/17	75,000	75,000
Commonwealth of Pennsylvania Series 5.00% 1/15/20	400,000	436,316
State of Texas Series A 5.00% 4/1/21	180,000	203,558

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
•University of California Series Y-2 1.272% 7/1/41	40,000	$40,001

Total Municipal Bonds (Cost $818,714)		814,875

NON-AGENCY ASSET-BACKED SECURITIES–1.67%
•American Express Credit Account Master Trust Series 2008-2 A 1.964% 9/15/20	300,000	303,701
#•American Homes 4 Rent Series 2014-SFR1 A 144A 1.736% 6/17/31	299,767	298,704
#•ARES IIIR/IVR CLO Series 2007-3RA B 144A 1.25% 4/16/21	1,000,000	975,807
BlueMountain CLO #•Series 2011-1A B 144A 2.911% 8/16/22	257,143	257,485
#•Series 2011-1A C 144A 3.911% 8/16/22	200,000	200,231
#•Bridgeport CLO Series 2006-1A B 144A 1.531% 7/21/20	1,000,000	992,180
#•Carlyle Global Market Strategies CLO Series 2014-4A A1 144A 2.38% 10/15/26	820,000	821,450
#•Catamaran CLO Series 2014-2A BR 144A 3.658% 10/18/26	606,600	605,083
#•Cent CDO 15 Series 2007-15A A2B 144A 1.293% 3/11/21	1,000,000	948,258
#•Centerline REIT Series 2004-RR3 A2 144A 4.76% 9/21/45	328,289	328,191
Chase Issuance Trust
•Series 2007-B1 B1 0.954% 4/15/19	1,000,000	999,727
•Series 2007-C1 C1 1.164% 4/15/19	400,000	399,967
•Series 2014-A5 A5 1.074% 4/15/21	750,000	751,140
Colony American Homes
#•Series 2014-1A A 144A 2.136% 5/17/31	269,207	268,969
#•Series 2014-1A C 144A 2.586% 5/17/31	100,000	99,886
•Conseco Financial Series 1997-3 A7 7.64% 3/15/28	113,016	116,555
#•Cornerstone CLO Series 2007-1A A1J 144A 1.28% 7/15/21	216,527	216,352
Discover Card Execution Note Trust
•Series 2012-A4 A4 1.074% 5/15/19	1,000,000	1,000,993

LVIP Global Income Fund–9

LVIP Global Income Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Discover Card Execution Note Trust (continued)
•Series 2013-A6 A6 0.988% 10/15/18	580,000	$582,346
•Series 2014-A1 A1 1.134% 7/15/21	800,000	802,984
#•Dryden 38 Senior Loan Fund
Series 2015-38A A 144A 2.31% 7/15/27	542,857	542,584
Eaton Vance CLO
#•Series 2014-1A B 144A 2.93% 7/15/26	200,800	200,616
#•Series 2014-1A C 144A 3.88% 7/15/26	171,300	169,116
Invitation Homes Trust
#•Series 2014-SFR1 B 144A 2.236% 6/17/31	130,000	130,039
#•Series 2014-SFR2 A 144A 1.836% 9/17/31	399,576	399,062
#•Series 2014-SFR2 B 144A 2.336% 9/17/31	740,000	739,999
#•Series 2015-SFR1 A 144A 2.186% 3/17/32	210,843	211,172
#•Series 2015-SFR2 A 144A 2.03% 6/17/32	322,515	323,062
#•LNR CDO
Series 2002-1A DFL 144A 2.161% 7/24/37	25,610	25,605
•Madison Avenue Manufactured Housing Contract Trust Series 2002-A B1 4.006% 3/25/32	161,635	163,412
•◆Park Place Securities Asset-Backed Pass Through Certificates Series 2004-WHQ2 M2 1.701% 2/25/35	21,376	21,417
•RAAC Trust Series 2004-SP1 AII 1.456% 3/25/34	263,640	249,414
Silver Bay Realty Trust
#•Series 2014-1 A 144A 1.704% 9/17/31	121,892	121,243
#•Series 2014-1 B 144A 2.186% 9/17/31	100,000	99,128
#•SWAY Residential Trust Series 2014-1 A 144A 2.036% 1/17/32	596,747	597,134
#•Tricon American Homes Trust Series 2015-SFR1 A 144A 1.986% 5/17/32	689,849	686,455
West CLO
#•Series 2014-1A A2 144A 2.982% 7/18/26	310,000	306,926

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
West CLO (continued)
#•Series 2014-1A B 144A 3.732% 7/18/26	830,000	$810,566

Total Non-Agency Asset-Backed Securities (Cost $16,780,243)		16,766,959

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.79%
•Bear Stearns Alternative A Trust Series 2004-10 1A3 1.756% 9/25/34	171,628	170,114
CHL Mortgage Pass Through Trust
•◆Series 2004-6 1A1 3.02% 5/25/34	305,089	302,034
•◆Series 2004-11 2A1 2.649% 7/25/34	102,119	101,897
•Credit Suisse First Boston Mortgage Securities Series 2003-AR9 3M1 2.256% 3/25/33	52,813	52,074
#•CSMC Trust Series 2014-IVR3 A1 144A 3.50% 7/25/44	165,513	166,638
Fannie Mae Connecticut Avenue Securities
•Series 2014-C02 2M1 1.706% 5/25/24	41,973	42,033
•Series 2014-C04 1M2 5.656% 11/25/24	49,000	53,214
•First Horizon Alternative Mortgage Securities Trust Series 2004-AA5 2A1 2.735% 12/25/34	248,871	240,763
•HarborView Mortgage Loan Trust Series 2004-1 3A 2.738% 4/19/34	236,174	235,479
•Impac Secured Assets CMN Owner Trust Series 2004-4 M1 1.521% 2/25/35	100,000	98,273
•IndyMac INDX Mortgage Loan Trust Series 2005-AR1 1A1 3.152% 3/25/35	400,260	388,726
•JPMorgan Mortgage Trust Series 2004-A1 5A1 3.213% 2/25/34	422,823	417,300
•Merrill Lynch Mortgage Investors Trust Series 2003-A 1A 1.496% 3/25/28	55,169	52,213
Morgan Stanley Mortgage Loan Trust
•Series 2004-8AR 4A2 3.135% 10/25/34	325,650	325,738
•Series 2004-10AR 2A2 3.016% 11/25/34	296,993	299,778
•New York Mortgage Trust Series 2005-3 M1 1.431% 2/25/36	33,554	29,688

LVIP Global Income Fund–10

LVIP Global Income Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust Series 2004-10 A2 1.379% 11/20/34	425,884	$392,634
•Structured ARM Loan Trust Series 2004-12 3A1 3.204% 9/25/34	359,578	356,904
Structured Asset Mortgage Investments Trust
•Series 2003-AR1 A1 1.476% 10/19/33	430,113	399,894
•Series 2003-AR2 A1 1.302% 12/19/33	94,543	90,500
Structured Asset Mortgage Investments II Trust
•Series 2003-AR4 A1 1.436% 1/19/34	321,529	309,516
•Series 2004-AR6 A1A 1.436% 2/19/35	362,773	337,443
•Thornburg Mortgage Securities Trust Series 2003-4 A1 1.396% 9/25/43	289,038	278,056
Towd Point Mortgage Trust
#•Series 2015-3 A1B 144A 3.00% 3/25/54	183,381	184,965
#•Series 2016-1 A1 144A 3.50% 2/25/55	708,809	722,877
#•Series 2016-5 A1 144A 2.50% 10/25/56	450,000	447,914
WaMu Mortgage Pass Through Certificates Trust
•◆Series 2005-AR8 2AB2 1.176% 7/25/45	147,826	140,707
•◆Series 2005-AR19 A1A1 1.026% 12/25/45	387,485	366,965
Wells Fargo Mortgage-Backed Securities Trust
•Series 2003-L 1A2 2.885% 11/25/33	303,800	304,170
•Series 2003-O 1A2 2.887% 1/25/34	97,559	99,711
•Series 2004-X 1A1 3.036% 11/25/34	146,500	146,470
•Series 2005-AR9 2A2 3.073% 10/25/33	394,274	389,041

Total Non-Agency Collateralized Mortgage Obligations (Cost $7,991,973)		7,943,729

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.55%
Bank of America Commercial Mortgage Trust
•Series 2006-1 D 5.601% 9/10/45	170,000	169,734
•Series 2006-4 AJ 5.695% 7/10/46	155,306	155,045

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities Trust
•Series 2006-PW11 AJ 5.436% 3/11/39	550,000	$527,371
•Series 2006-PW13 AJ 5.611% 9/11/41	36,989	36,963
•Series 2007-PW16 AM 5.711% 6/11/40	500,000	506,543
•CD Commercial Mortgage Trust Series 2005-CD1 E 5.274% 7/15/44	370,000	369,577
•COBALT Commercial Mortgage Trust Series 2007-C2 AMFX 5.526% 4/15/47	730,000	742,775
Commercial Mortgage Trust
•Series 2006-GG7 AJ 5.758% 7/10/38	351,000	294,858
•Series 2006-GG7 AM 5.758% 7/10/38	111,976	111,942
Series 2007-GG9 AM 5.475% 3/10/39	208,669	208,595
•GE Commercial Mortgage Series 2007-C1 AM 5.606% 12/10/49	150,000	150,084
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2004-LN2 A2 5.115% 7/15/41	14,033	14,005
•Series 2005-LDP5 F 5.524% 12/15/44	580,000	578,554
•Merrill Lynch Mortgage Trust Series 2005-CKI1 D 5.351% 11/12/37	110,882	108,203
Morgan Stanley Capital I Trust
Series 2007-IQ13 5.312% 3/15/44	93,913	94,028
•Series 2007-IQ16 AM 6.053% 12/12/49	500,000	514,968
•Series 2007-IQ16 AMA 6.049% 12/12/49	700,000	718,070
Resource Capital
#•Series 2014-CRE2 A 144A 1.754% 4/15/32	168,101	167,155
#•Series 2015-CRE4 144A 2.107% 8/15/32	63,730	63,351

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $5,843,902)		5,531,821

«SENIOR SECURED LOANS–0.79%
Abacus Innovations Tranche B 1st Lien 3.52% 8/16/23	22,749	23,011

LVIP Global Income Fund–11

VIP Global Income Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Air Canada Tranche B 1st Lien 3.614% 10/6/23	6,423	$6,478
Altice US Finance I 1st Lien 3.882% 1/25/25	24,991	25,335
AMC Entertainment Holdings 1st Lien 3.285% 12/15/23	9,719	9,837
3.511% 12/15/22	15,205	15,387
Appvion Tranche B 1st Lien 6.25% 6/28/19	149,211	143,741
Aristocrat International Tranche B 1st Lien 3.631% 10/20/21	17,496	17,711
Ascena Retail Group 1st Lien 5.25% 8/21/22	340,921	333,548
Avago Technologies Cayman Finance Tranche B 1st Lien 3.704% 2/1/23	109,855	111,593
Bowie Resource Holdings Tranche B 1st Lien 6.75% 8/12/20	165,656	145,777
Caraustar Industries Tranche B 1st Lien 8.00% 5/1/19	29,500	30,053
Carestream Health 1st Lien 5.00% 6/7/19	67,941	66,186
Chemours Tranche B 1st Lien 3.77% 5/12/22	108,474	108,204
Ciena Tranche B 1st Lien 3.75% 7/15/19	30,630	30,822
Community Health Systems Tranche F 1st Lien 4.185% 12/31/18	176,265	173,804
Consolidated Communications Tranche B 1st Lien 4.00% 10/5/23	24,284	24,475
CSC Holdings 1st Lien 3.876% 10/11/24	83,248	84,288
Cyanco Intermediate 1st Lien 5.50% 4/29/20	57,140	57,462
Dell International Tranche A3 1st Lien 2.77% 12/31/18	104,098	104,147
Dollar Tree Tranche A 1st Lien 2.50% 7/6/20	71,383	71,413
EFS Cogen Holdings I Tranche B 1st Lien 4.50% 6/28/23	16,199	16,361
Endo Luxembourg Finance I Tranche B 1st Lien 3.813% 9/25/22	269,564	271,298
Evergreen Acqco 1 Tranche C 1st Lien 5.00% 10/3/19	185,007	172,172
FGI Operating Tranche B 1st Lien 5.50% 4/19/19	913,973	872,081
Fieldwood Energy 1st Lien 3.875% 9/28/18	344,108	326,329
First Eagle Holdings Tranche B 1st Lien 4.998% 12/1/22	29,862	30,198
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19	128,750	129,241

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	26,249	$26,742
Global Payments 1st Lien 2.965% 10/31/21	138,956	139,651
Global Telecommunciations Link Tranche B 1st Lien 5.00% 5/21/20	26,730	26,664
Harsco 1st Lien 6.00% 11/2/23	29,158	29,833
Huntsman International Tranche B-Ext 1st Lien 3.732% 4/19/19	81,177	81,634
KAR Auction Services Tranche B3 1st Lien 4.50% 3/9/23	60,992	61,916
Lions Gate Entertainment 1st Lien 3.149% 12/8/21	67,266	67,098
Live Nation Entertainment 1st Lien 3.313% 10/27/23	9,695	9,792
MACOM Technology Solutions Holdings Tranche B 1st Lien 4.628% 5/8/21	100,485	101,866
McDermott Finance 8.484% 4/16/19	12,606	12,800
MKS Instruments 3.52% 4/29/23	44,503	45,087
Navios Maritime Midstream Partners Tranche B 1st Lien 5.50% 6/18/20	133,317	132,651
Navios Maritime Partners 1st Lien 5.25% 6/27/18	4,696	4,590
Navistar 1st Lien 6.50% 8/7/20	134,540	136,423
Novelis Tranche B 1st Lien 4.02% 6/2/22	77,806	78,401
NRG Energy Tranche B 1st Lien 3.52% 6/30/23	119,400	120,786
OCI Beaumont Tranche B3 1st Lien 8.025% 8/20/19	360,960	368,179
ON Semiconductor Tranche B 1st Lien 4.02% 3/31/23	298,468	302,811
Onsite Rental Group Operations Pty Tranche B 1st Lien 5.50% 7/31/21	248,565	196,988
OSG Bulk Ships Tranche B - Exit 1st Lien 5.25% 8/5/19	107,601	105,113
Peabody Energy Tranche B 1st Lien 4.25% 9/24/20	142,108	139,124
Petsmart 1st Lien 4.00% 3/10/22	319,622	320,966
Prime Security Services Borrower 1st Lien 4.25% 5/2/22	94,414	95,984
Rackspace Hosting 1st Lien 5.00% 10/26/23	48,597	49,301
Radio One Tranche 1st Lien 5.27% 12/31/18	544,752	548,383

LVIP Global Income Fund–12

LVIP Global Income Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Sungard Availability Services Capital Tranche B 1st Lien
6.00% 3/31/19		356,523	$346,123
TI Group Automotive Systems Tranche B 1st Lien
4.50% 6/30/22		125,618	127,268
UPC Financing Partnership Tranche 1st Lien
4.08% 8/31/24		30,254	30,618
UTEX Industries Tranche B 1st Lien
5.00% 5/22/21		360,949	337,938
Valeant Pharmaceuticals International 1st Lien
5.25% 12/11/19		84,320	84,328
Valeant Pharmaceuticals International Tranche A3 1st Lien
4.36% 10/20/18		121,978	121,841
Valeant Pharmaceuticals International Tranche BD2 1st Lien
5.00% 2/13/19		125,325	125,450
Western Digital Tranche B 1st Lien
4.52% 4/29/23		67,159	68,335
XPO Logistics Tranche B2 1st Lien
4.25% 10/30/21		87,979	89,264
Zebra Technologies 1st Lien
3.446% 10/27/21		44,045	44,620

Total Senior Secured Loans (Cost $8,050,197)			7,979,520

ΔSOVEREIGN BONDS–48.48%
Brazil–1.47%
Brazil Notas do Tesouro Nacional
10.00% 1/1/23	BRL	15,164,000	4,391,582
Brazil Notas do Tesouro Nacional Serie F
10.00% 1/1/27	BRL	3,889,000	1,103,691
Brazil Notas do Tesouro Nacional Series B
6.00% 8/15/18	BRL	100,000	92,909
6.00% 5/15/19	BRL	29,000	26,615
6.00% 8/15/22	BRL	4,143,000	3,853,841
6.00% 5/15/23	BRL	2,647,000	2,431,121
6.00% 8/15/24	BRL	30,000	28,038
6.00% 5/15/45	BRL	500,000	472,577
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/21	BRL	4,300,000	1,272,839
10.00% 1/1/25	BRL	3,825,000	1,095,271

			14,768,484

France–1.04%
French Republic Government Bond O.A.T.
#144A 1.25% 5/25/36	EUR	4,040,000	4,204,965
3.00% 4/25/22	EUR	3,800,000	4,679,562
3.75% 4/25/17	EUR	1,500,000	1,601,554

			10,486,081

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Indonesia–1.74%
Indonesia Treasury Bonds
5.625% 5/15/23	IDR	24,833,000,000	$1,644,705
7.00% 5/15/22	IDR	23,406,000,000	1,688,986
7.00% 5/15/27	IDR	7,944,000,000	560,020
8.25% 7/15/21	IDR	2,600,000,000	198,195
8.375% 3/15/24	IDR	56,713,000,000	4,316,881
8.375% 9/15/26	IDR	34,281,000,000	2,622,124
8.375% 3/15/34	IDR	29,440,000,000	2,202,674
8.75% 5/15/31	IDR	14,332,000,000	1,109,806
9.00% 3/15/29	IDR	5,142,000,000	403,612
10.00% 9/15/24	IDR	25,030,000,000	2,082,606
10.00% 2/15/28	IDR	7,040,000,000	587,435
10.50% 8/15/30	IDR	1,160,000,000	101,618
12.90% 6/15/22	IDR	142,000,000	12,873

			17,531,535

Japan–7.31%
Japan Government 5 Yr Bonds
0.10% 6/20/26	JPY	1,190,000,000	10,259,546
Japan Government 10 Yr Bonds
0.10% 6/20/21	JPY	1,550,000,000	13,386,894
1.30% 3/20/19	JPY	250,000,000	2,209,033
1.70% 3/20/17	JPY	700,000,000	6,014,041
Japan Government 20 Yr Bonds
0.08% 6/20/36	JPY	400,000,000	3,197,358
1.50% 3/20/34	JPY	570,000,000	5,753,003
1.60% 6/20/30	JPY	350,000,000	3,553,059
1.90% 3/22/21	JPY	809,000,000	7,513,065
1.90% 6/20/25	JPY	653,000,000	6,485,297
Japan Government 30 Yr Bonds
0.13% 6/20/46	JPY	850,000,000	6,503,069
1.70% 9/20/44	JPY	795,000,000	8,532,814

			73,407,179

Malaysia–4.57%
Bank Negara Malaysia Monetary Notes
≠1.048% 9/19/17	MYR	810,000	176,653
≠1.584% 6/22/17	MYR	500,000	109,877
Malaysia Government Bonds
3.314% 10/31/17	MYR	81,880,000	18,278,536
3.394% 3/15/17	MYR	35,960,000	8,016,034
3.58% 9/28/18	MYR	2,800,000	623,559
3.654% 10/31/19	MYR	4,000,000	892,762
3.814% 2/15/17	MYR	16,680,000	3,719,320
4.012% 9/15/17	MYR	30,522,000	6,831,165
4.181% 7/15/24	MYR	13,023,000	2,877,833
4.24% 2/7/18	MYR	5,251,000	1,181,018
Malaysia Treasury Bills
≠0.137% 1/20/17	MYR	7,410,000	1,649,620

LVIP Global Income Fund–13

LVIP Global Income Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Malaysia (continued)
Malaysia Treasury Bills (continued)
≠2.35% 8/11/17	MYR	520,000	$113,776
Malaysian Government Bonds
3.26% 3/1/18	MYR	6,525,000	1,452,373

			45,922,526

Mexico–9.69%
Mexican Bonos
4.75% 6/14/18	MXN	37,023,000	17,348,667
5.00% 6/15/17	MXN	28,983,000	13,907,125
5.00% 12/11/19	MXN	36,554,000	16,742,350
6.50% 6/10/21	MXN	24,000,000	11,300,197
7.50% 6/3/27	MXN	210,500,000	10,123,972
7.75% 12/14/17	MXN	27,000,000	1,318,672
7.75% 11/23/34	MXN	95,000,000	4,553,427
8.50% 12/13/18	MXN	156,650,000	7,778,767
Mexican Cetes
≠1.144% 11/9/17	MXN	71,544,300	3,270,178
≠1.394% 9/14/17	MXN	49,486,300	2,284,143
≠1.782% 7/20/17	MXN	10,534,800	490,997
≠1.915% 7/6/17	MXN	6,071,500	283,661
≠2.47% 5/25/17	MXN	50,548,600	2,378,750
≠2.733% 5/11/17	MXN	54,433,500	2,568,160
≠3.061% 4/27/17	MXN	607,700	28,744
≠3.511% 4/12/17	MXN	12,531,700	594,320
≠4.024% 3/30/17	MXN	22,175,700	1,054,054
≠4.776% 3/16/17	MXN	3,198,800	152,392
≠5.871% 3/2/17	MXN	3,357,600	160,377
≠7.62% 2/16/17	MXN	3,141,500	150,390
Mexican Udibonos
2.50% 12/10/20	MXN	4,167,683	201,574
3.50% 12/14/17	MXN	7,628,696	375,072
4.00% 6/13/19	MXN	5,291,678	265,648

			97,331,637

Netherlands–1.70%
Netherlands Government Bond 5.50% 1/15/28	EUR	10,500,000	17,106,932

			17,106,932

New Zealand–3.86%
New Zealand Government Bonds 4.50% 4/15/27	NZD	15,592,000	11,916,964
5.50% 4/15/23	NZD	13,000,000	10,342,091
6.00% 12/15/17	NZD	4,330,000	3,122,937
6.00% 5/15/21	NZD	17,000,000	13,420,274

			38,802,266

Peru–0.01%
Peru Government Bond 7.84% 8/12/20	PEN	427,000	138,472

			138,472

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Philippines–0.67%
Philippine Government Bonds
2.125% 5/23/18	PHP	82,264,000	$1,637,097
2.875% 5/22/17	PHP	18,560,000	373,688
3.375% 8/20/20	PHP	6,330,000	124,453
3.875% 11/22/19	PHP	88,610,000	1,781,184
5.00% 8/18/18	PHP	6,960,000	142,799
5.875% 1/31/18	PHP	9,410,000	196,773
Philippine Treasury Bill
≠1.12% 3/8/17	PHP	1,110,000	22,238
≠1.19% 2/15/17	PHP	1,970,000	39,566
≠1.44% 5/17/17	PHP	4,270,000	85,506
Philippine Treasury Bills
≠1.15% 2/8/17	PHP	9,110,000	182,940
≠1.15% 3/29/17	PHP	4,900,000	98,104
≠1.32% 2/22/17	PHP	19,310,000	387,464
≠1.32% 3/15/17	PHP	10,270,000	205,796
≠1.33% 9/27/17	PHP	7,610,000	150,181
≠1.37% 1/18/17	PHP	47,320,000	951,252
≠1.47% 5/3/17	PHP	9,210,000	183,846
≠1.51% 6/7/17	PHP	6,280,000	124,906
≠3.237% 4/19/17	PHP	2,000,000	40,127

			6,727,920

Poland–3.52%
Republic of Poland Government Bonds
1.75% 7/25/21	PLN	25,000,000	5,703,583
5.25% 10/25/17	PLN	27,030,000	6,652,778
5.25% 10/25/20	PLN	20,500,000	5,355,920
5.50% 10/25/19	PLN	21,750,000	5,641,440
5.75% 10/25/21	PLN	15,050,000	4,056,827
5.75% 4/25/29	PLN	28,000,000	7,945,037

			35,355,585

Portugal–0.36%
#Portugal Government International Bond 144A
5.125% 10/15/24		3,710,000	3,608,450

			3,608,450

Republic of Korea–3.15%
Korea Treasury Bonds 1.375% 9/10/21	KRW	4,228,000,000	3,437,258
1.50% 6/10/19	KRW	2,980,000,000	2,460,022
2.00% 9/10/20	KRW	19,000,000,000	15,862,420
2.00% 3/10/21	KRW	11,902,500,000	9,932,980

			31,692,680

Serbia–0.31%
Serbia international Bonds
#144A 4.875% 2/25/20		1,040,000	1,060,029
#144A 5.25% 11/21/17		880,000	902,714
#144A 7.25% 9/28/21		990,000	1,106,600

			3,069,343

LVIP Global Income Fund–14

LVIP Global Income Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Singapore–2.52%
Singapore Government Bond 2.00% 7/1/20	SGD	17,000,000	$11,878,811
2.375% 4/1/17	SGD	3,500,000	2,424,611
2.875% 9/1/30	SGD	15,593,000	10,984,550

			25,287,972

South Africa–0.13%
Republic of South Africa Government Bonds
7.00% 2/28/31	ZAR	930,000	55,512
8.00% 1/31/30	ZAR	4,530,000	297,131
8.25% 3/31/32	ZAR	3,170,000	208,112
8.875% 2/28/35	ZAR	2,830,000	193,502
10.50% 12/21/26	ZAR	7,005,000	562,889

			1,317,146

Spain–3.66%
Spain Government Bond
1.40% 1/31/20	EUR	16,576,000	18,203,017
#144A 1.60% 4/30/25	EUR	12,770,000	13,924,450
#144A 4.20% 1/31/37	EUR	3,298,000	4,621,721

			36,749,188

Thailand–1.34%
Thailand Government Bond
3.875% 6/13/19	THB	460,000,000	13,496,181

			13,496,181

Ukraine–1.43%
Ukraine Government International Bond
#144A 7.75% 9/1/23		2,680,000	2,579,500
#144A 7.75% 9/1/24		2,680,000	2,552,700
#144A 7.75% 9/1/25		2,680,000	2,525,096
#144A 7.75% 9/1/26		2,680,000	2,514,376
#144A 7.75% 9/1/27		2,680,000	2,503,683
#•Ukraine Government International Bond GDP Linked 144A 3.34% 5/31/40		5,516,000	1,686,462

			14,361,817

Total Sovereign Bonds (Cost $527,874,101)			487,161,394

SUPRANATIONAL BANKS–1.85%
Asian Development Bank 2.35% 6/21/27	JPY	1,000,000,000	10,697,549
European Investment Bank 1.40% 6/20/17	JPY	910,000,000	7,847,528

Total Supranational Banks (Cost $17,617,746)			18,545,077

U.S. TREASURY OBLIGATIONS–21.37%
U.S. Treasury Bonds 2.50% 2/15/46		4,000,000	3,555,392

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
3.125% 8/15/44	9,307,000	$9,421,886
3.625% 8/15/43	9,143,000	10,141,407
4.50% 5/15/38	8,776,000	11,087,414
5.375% 2/15/31	6,202,000	8,262,472
U.S. Treasury Inflation Index Notes
0.125% 1/15/22	2,456,446	2,462,577
0.125% 7/15/22	1,051,160	1,054,668
0.125% 1/15/23	1,780,325	1,768,626
0.125% 7/15/24	661,726	650,632
1.375% 1/15/20	1,581,744	1,664,252
1.875% 7/15/19	1,556,665	1,658,200
U.S. Treasury Notes
0.625% 5/31/17	9,500,000	9,501,482
0.625% 4/30/18	14,700,000	14,631,380
1.00% 8/15/18	3,000,000	2,996,427
1.00% 8/31/19	19,600,000	19,418,171
1.125% 4/30/20	23,300,000	22,982,817
1.375% 2/28/19	4,500,000	4,513,271
1.50% 12/31/18	3,300,000	3,319,724
1.50% 2/28/19	6,000,000	6,033,750
1.625% 3/31/19	2,000,000	2,016,172
1.625% 6/30/19	19,264,900	19,411,641
1.625% 8/15/22	21,840,000	21,302,954
1.625% 2/15/26	22,200,000	20,747,032
2.50% 5/15/24	11,750,000	11,927,860
3.375% 11/15/19	4,000,000	4,221,016

Total U.S. Treasury Obligations (Cost $214,522,664)		214,751,223

	Number of Shares

COMMON STOCK–0.01%
†Halcon Resources	4,396	41,059

Total Common Stock (Cost $46,423)		41,059

MONEY MARKET FUND–8.72%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36% )	87,621,023	87,621,023

Total Money Market Fund (Cost $87,621,023)		87,621,023

LVIP Global Income Fund–15

LVIP Global Income Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–1.88%
≠Discount Notes–0.39%
Federal Home Loan Bank 0.30% 1/3/17	3,914,000	$3,914,000

		3,914,000

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠U.S. Treasury Obligation–1.49%
U.S. Treasury Bill 0.48% 1/12/17	15,000,000	$14,998,545

		14,998,545

Total Short-Term Investments (Cost $18,911,735)		18,912,545

TOTAL VALUE OF SECURITIES–94.90% (Cost $993,784,613)	953,606,591
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–5.10%	51,264,844

NET ASSETS APPLICABLE TO 92,705,066 SHARES OUTSTANDING–100.00%	$1,004,871,435

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $73,274,451, which represents 7.29% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

◆PassThrough

Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

§

Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2016:1

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	EUR	(12,527,445)	USD	13,379,311	2/23/17	$156,408
BAML	EUR	(251,705)	USD	280,671	2/28/17	14,936
BAML	JPY	(122,220,000)	USD	1,136,472	4/18/17	84,840
BAML	JPY	(34,125,000)	USD	310,306	5/25/17	16,112
BCLY	EUR	(233,016)	USD	254,497	1/17/17	8,953
BCLY	EUR	(705,000)	USD	752,282	1/19/17	9,302
BCLY	EUR	(617,237)	USD	673,254	1/27/17	22,510
BCLY	EUR	(11,112,782)	USD	12,186,521	1/31/17	468,316
BCLY	EUR	(2,472,247)	USD	2,641,461	2/22/17	32,080
BCLY	EUR	(145,209)	USD	154,921	2/27/17	1,625
BCLY	EUR	(136,016)	USD	145,135	3/6/17	1,487
BCLY	EUR	(136,016)	USD	146,138	3/7/17	2,483
BCLY	JPY	(81,840,000)	USD	740,164	2/27/17	37,911

LVIP Global Income Fund–16

LVIP Global Income Fund

Schedule of Investments (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	JPY	(190,420,000)	USD	1,877,964	2/28/17	$243,945
BCLY	JPY	(288,085,900)	USD	2,864,089	3/9/17	390,711
BCLY	JPY	(24,430,094)	USD	240,170	3/21/17	30,280
BCLY	JPY	(192,553,560)	USD	1,906,650	3/24/17	252,049
BCLY	JPY	(288,100,000)	USD	2,801,684	4/13/17	323,396
BCLY	JPY	(108,530,000)	USD	1,052,530	4/24/17	118,399
BCLY	JPY	(79,441,000)	USD	787,745	6/30/17	101,585
BCLY	JPY	(49,760,000)	USD	479,085	7/31/17	48,572
BCLY	JPY	(13,360,000)	USD	134,319	8/15/17	18,638
BCLY	JPY	(11,394,000)	USD	115,357	8/24/17	16,651
BNYM	EUR	(7,262,500)	USD	7,931,303	1/25/17	275,301
BNYM	GBP	28,195,000	USD	(35,000,909)	1/25/17	(226,621)
BNYM	JPY	(4,191,816,000)	USD	39,878,423	1/25/17	3,955,639
BNYM	NZD	(56,025,500)	USD	39,917,608	1/25/17	1,034,089
BNYM	PLN	(75,286,500)	USD	18,881,051	1/25/17	899,272
BNYM	SEK	143,082,000	USD	(16,106,580)	1/25/17	(372,909)
BNYM	SGD	(36,339,500)	USD	26,114,967	1/25/17	1,026,651
CITI	AUD	(1,703,000)	USD	1,284,234	2/21/17	56,896
CITI	EUR	(1,774,000)	USD	1,950,229	2/2/17	79,422
CITI	EUR	(146,969)	USD	163,929	2/8/17	8,901
CITI	EUR	(1,630,646)	USD	1,742,312	2/23/17	21,142
CITI	EUR	(162,300)	USD	173,028	3/15/17	1,531
CITI	INR	47,593,000	USD	(696,924)	3/17/17	(2,485)
CITI	JPY	(15,350,000)	USD	131,820	1/17/17	329
CITI	JPY	(336,389,300)	USD	3,352,828	2/8/17	468,386
CITI	JPY	(36,124,000)	USD	354,960	2/10/17	45,185
CITI	JPY	(294,831,000)	USD	2,919,263	3/23/17	385,943
CITI	JPY	(25,100,000)	USD	235,902	4/13/17	19,988
CITI	JPY	(105,000,000)	USD	1,021,306	4/24/17	117,559
CITI	JPY	(230,500,000)	USD	2,183,509	6/8/17	194,895
CITI	JPY	(11,693,000)	USD	112,153	6/16/17	11,231
CITI	JPY	(296,974,000)	USD	2,844,306	7/25/17	275,778
CITI	JPY	(24,520,467)	USD	242,554	9/19/17	29,835
CITI	JPY	(18,273,000)	USD	172,515	11/16/17	13,407
CITI	JPY	(430,080,000)	USD	3,840,668	12/12/17	89,469
DB	AUD	(459,687)	USD	343,623	5/18/17	12,996
DB	CLP	20,225,000	USD	(30,092)	1/18/17	60
DB	CLP	34,586,000	USD	(51,440)	1/30/17	74
DB	CLP	51,879,000	USD	(77,777)	1/31/17	(511)
DB	CLP	16,303,000	USD	(24,705)	2/9/17	(439)
DB	CLP	51,753,000	USD	(76,671)	2/17/17	321
DB	CLP	396,480,000	USD	(583,144)	2/27/17	6,298
DB	CLP	32,297,000	USD	(47,228)	2/28/17	784
DB	CLP	38,881,750	USD	(58,337)	3/13/17	(585)
DB	EUR	(865,000)	USD	955,236	1/19/17	43,637
DB	EUR	(2,196,300)	USD	2,419,268	1/23/17	104,194
DB	EUR	(9,105,304)	USD	9,988,427	1/30/17	387,477
DB	EUR	(1,141,261)	USD	1,263,465	2/3/17	59,877
DB	EUR	(1,796,751)	USD	1,971,473	2/14/17	75,704
DB	EUR	(81,717)	USD	88,099	2/17/17	1,868
DB	EUR	(22,847)	USD	24,612	2/21/17	499
DB	EUR	(564,000)	USD	601,847	2/27/17	6,435
DB	EUR	(8,528,000)	USD	9,518,527	2/28/17	515,176
DB	EUR	(683,600)	USD	724,786	3/13/17	2,533
DB	EUR	(590,000)	USD	628,822	3/15/17	5,387

LVIP Global Income Fund–17

LVIP Global Income Fund

Schedule of Investments (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	EUR	(5,008,904)	USD	5,604,133	5/18/17	$293,380
DB	INR	231,239,750	USD	(3,415,768)	1/27/17	(22,388)
DB	INR	13,590,000	USD	(195,539)	5/18/17	1,206
DB	JPY	(54,738,000)	USD	491,925	3/1/17	22,184
DB	JPY	(97,000,000)	USD	845,433	3/13/17	12,444
DB	JPY	(284,100,000)	USD	2,764,452	4/13/17	320,573
DB	JPY	(90,988,900)	USD	909,798	5/18/17	125,663
DB	JPY	(25,363,000)	USD	256,814	8/18/17	37,166
DB	JPY	(11,260,000)	USD	114,166	8/24/17	16,621
DB	JPY	(23,347,000)	USD	236,925	8/30/17	34,605
DB	MYR	(361,000)	USD	88,898	5/18/17	9,037
GSC	CLP	42,500,000	USD	(62,952)	1/18/17	408
GSC	EUR	(663,556)	USD	744,596	1/11/17	45,567
GSC	EUR	(456,438)	USD	505,313	1/18/17	24,310
GSC	EUR	(970,000)	USD	1,064,468	1/27/17	41,810
GSC	EUR	(2,319,000)	USD	2,541,879	1/31/17	96,540
GSC	EUR	(210,000)	USD	231,535	2/14/17	9,962
GSC	EUR	(268,384)	USD	286,621	2/16/17	3,422
GSC	EUR	(305,000)	USD	325,093	2/27/17	3,106
GSC	EUR	(311,000)	USD	331,155	3/2/17	2,782
GSC	JPY	(43,530,000)	USD	371,598	1/27/17	(1,481)
GSC	JPY	(24,447,000)	USD	235,963	5/15/17	25,314
GSC	JPY	(170,648,500)	USD	1,516,605	6/2/17	44,816
GSC	KRW	(7,965,000,000)	USD	6,810,602	3/7/17	214,419
HSBC	EUR	(5,485,250)	USD	5,991,566	1/9/17	213,651
HSBC	EUR	(94,000)	USD	105,607	1/11/17	6,582
HSBC	EUR	(461,000)	USD	512,936	1/13/17	27,244
HSBC	EUR	(520,000)	USD	570,567	2/1/17	22,214
HSBC	EUR	(799,545)	USD	862,165	2/21/17	18,306
HSBC	INR	484,108,000	USD	(7,158,448)	1/13/17	(42,853)
HSBC	INR	38,132,000	USD	(564,650)	1/31/17	(5,317)
HSBC	INR	25,151,000	USD	(373,081)	2/7/17	(4,423)
HSBC	JPY	(50,970,000)	USD	486,076	1/19/17	49,412
HSBC	JPY	(53,562,442)	USD	457,407	1/31/17	(1,738)
HSBC	JPY	(59,187,000)	USD	534,458	2/27/17	26,586
HSBC	JPY	(53,500,000)	USD	476,402	3/6/17	17,154
HSBC	JPY	(569,000,000)	USD	5,533,539	4/11/17	639,410
HSBC	JPY	(19,870,000)	USD	191,813	5/15/17	20,603
HSBC	JPY	(7,824,000)	USD	71,380	5/25/17	3,929
HSBC	JPY	(345,200,000)	USD	3,054,867	6/9/17	76,535
HSBC	JPY	(292,980,000)	USD	2,571,127	6/13/17	42,812
HSBC	JPY	(51,004,000)	USD	517,281	8/22/17	75,482
HSBC	JPY	(39,672,000)	USD	393,962	9/1/17	50,135
HSBC	KRW	(880,000,000)	USD	806,082	3/20/17	77,332
HSBC	KRW	(22,546,000,000)	USD	19,688,249	5/2/17	1,013,898
HSBC	KRW	(7,310,000,000)	USD	6,255,883	6/2/17	200,015
JPMC	AUD	(3,750,863)	IDR	37,970,000,000	1/19/17	99,968
JPMC	AUD	(12,840,000)	USD	9,647,205	2/16/17	392,494
JPMC	AUD	(7,096,648)	USD	5,361,836	4/28/17	255,161
JPMC	AUD	(730,000)	USD	553,486	5/18/17	28,437
JPMC	CAD	(100,000)	USD	76,193	5/18/17	1,587
JPMC	CLP	103,600,000	USD	(154,247)	1/11/17	289
JPMC	CLP	2,044,767,200	USD	(3,038,512)	1/23/17	8,731
JPMC	CLP	32,852,877	USD	(48,274)	2/21/17	588
JPMC	CLP	33,247,123	USD	(48,928)	2/22/17	516

LVIP Global Income Fund–18

LVIP Global Income Fund

Schedule of Investments (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	EUR	(3,920,000)	USD	4,413,089	1/9/17	$283,938
JPMC	EUR	(90,000)	USD	100,084	1/13/17	5,264
JPMC	EUR	(21,083)	USD	23,010	1/17/17	793
JPMC	EUR	(4,269,000)	USD	4,727,938	1/19/17	228,958
JPMC	EUR	(1,774,000)	USD	1,946,840	2/1/17	76,114
JPMC	EUR	(110,916)	USD	122,276	2/14/17	5,247
JPMC	EUR	(973,162)	USD	1,036,806	2/22/17	9,664
JPMC	EUR	(4,310,000)	USD	4,603,942	2/23/17	54,673
JPMC	EUR	(446,000)	USD	475,513	3/15/17	4,240
JPMC	EUR	(343,382)	USD	367,298	3/16/17	4,436
JPMC	EUR	(662,624)	USD	735,771	5/18/17	33,216
JPMC	INR	471,150,000	USD	(6,961,117)	1/18/17	(39,964)
JPMC	INR	998,000	USD	(14,541)	2/21/17	66
JPMC	INR	6,000,000	USD	(86,956)	5/18/17	(93)
JPMC	JPY	(286,000,000)	USD	2,837,301	1/10/17	388,249
JPMC	JPY	(176,475,000)	USD	1,524,312	1/19/17	12,435
JPMC	JPY	(11,285,000)	USD	111,302	2/28/17	14,465
JPMC	JPY	(113,300,000)	USD	1,016,380	3/3/17	43,971
JPMC	JPY	(24,468,902)	USD	222,290	3/24/17	12,031
JPMC	JPY	(5,819,000)	USD	51,957	3/31/17	1,935
JPMC	JPY	(286,000,000)	USD	2,799,626	4/7/17	340,173
JPMC	JPY	(509,785,000)	USD	4,820,104	4/20/17	433,241
JPMC	JPY	(160,970,000)	USD	1,492,653	4/21/17	107,382
JPMC	JPY	(125,760,500)	USD	1,270,184	5/18/17	186,391
JPMC	JPY	(26,934,000)	USD	250,058	5/22/17	17,894
JPMC	JPY	(114,500,000)	USD	1,097,757	6/16/17	109,507
JPMC	JPY	(286,000,000)	USD	2,825,388	10/10/17	341,089
JPMC	JPY	(274,457,000)	USD	2,680,204	11/14/17	290,733
JPMC	JPY	(271,440,000)	USD	2,405,935	12/13/17	38,254
JPMC	MXN	25,900,000	USD	(1,245,004)	5/18/17	(20,026)
JPMC	PHP	4,600,000	USD	(93,382)	5/18/17	(2,236)
MSC	CLP	509,600,000	USD	(767,643)	1/9/17	(7,377)
MSC	CLP	205,915,200	USD	(312,040)	1/27/17	(5,267)
MSC	CLP	253,545,000	USD	(382,709)	2/15/17	(5,465)
MSC	CLP	205,915,200	USD	(303,754)	2/27/17	2,378
MSC	EUR	(267,000)	USD	299,560	1/11/17	18,287
MSC	EUR	(984,000)	USD	1,060,049	2/17/17	21,690
MSC	EUR	(196,000)	USD	209,177	3/14/17	2,082
MSC	JPY	(48,880,000)	USD	484,065	3/23/17	64,067
MSC	JPY	(328,879,680)	USD	3,195,861	4/17/17	366,188
MSC	JPY	(9,000,000)	USD	83,711	5/16/17	6,158
MSC	JPY	(256,633,500)	USD	2,460,532	6/16/17	245,526
SCB	EUR	(107,800)	USD	121,167	1/11/17	7,604
SCB	EUR	(3,645,000)	USD	4,019,978	2/14/17	174,105
SCB	JPY	(46,050,000)	USD	394,267	1/17/17	(207)
SCB	JPY	(63,360,000)	USD	604,825	1/19/17	62,014
SCB	JPY	(18,274,000)	USD	177,194	5/15/17	19,735
SCB	JPY	(5,370,800)	USD	50,026	5/16/17	3,746
SCB	JPY	(31,894,000)	USD	292,753	11/27/17	14,843

						$20,680,161

LVIP Global Income Fund–19

LVIP Global Income Fund

Schedule of Investments (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
101	U.S. Treasury 2 yr Notes - Interest Rate Contract	$21,896,675	$21,885,438	4/1/17	$(11,237)
(41)	U.S. Treasury 5 yr Notes - Interest Rate Contract	(4,840,594)	(4,824,226)	4/1/17	16,368
(13)	U.S. Treasury 10 yr Notes - Interest Rate Contract	(1,625,270)	(1,615,656)	3/23/17	9,614
(2)	U.S. Treasury Long Bonds - Interest Rate Contract	(306,682)	(301,313)	3/23/17	5,369

					$20,114

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased/Moody’s Rating:
	Pactiv
BCLY	8.125% 6/15/17/Caa2	1,000,000	5.00%	6/20/17	$(14,095)	$(8,126)
	Tenet Healthcare
BCLY	6.875% 11/15/31/Caa1	400,000	5.00%	3/20/19	(20,036)	12,302
	Beazer Homes USA
CITI	9.125% 5/15/19/Caa1	3,000,000	5.00%	6/20/19	(77,733)	(147,240)
	Kinder Morgan
CITI	3.95% 9/1/22/Baa3	800,000	5.00%	3/20/20	(111,769)	3,334
	Owens-Illinois
CITI	7.80% 5/15/18/B2	150,000	5.00%	6/20/18	(9,192)	(1,438)
	Toys R Us
JPMC	7.375% 10/15/18/Caa2	500,000	5.00%	12/20/18	66,779	(49,277)

						$(190,445)

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Sold/Moody’s Rating:
	iHeartCommunications
BCLY	6.875% 6/15/18/Ca	250,000	5.00%	6/20/18	$(25,965)	$(128,591)
	United Mexican States
CITI	5.95% 3/19/19/A3	200,000	1.00%	6/20/20	(1,659)	840
	General Electric
JPMC	5.625% 9/15/17/A1	1,500,000	1.00%	3/20/19	9,980	14,086
	Tenet Healthcare
JPMC	6.875% 11/15/31/Caa1	400,000	5.00%	12/20/18	16,622	(4,707)

						$(118,372)

Total						$(308,817)

LVIP Global Income Fund–20

LVIP Global Income Fund

Schedule of Investments (continued)

Swap Contracts (continued)

Interest Rate Swap Contracts

Counterparty & Swap Referenced Obligation	Notional Value[2]	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
LCH-DB IRS 3-Month USD-BBA-LIBOR	24,860,000	0.925%	0.881%	10/17/17	$—	$37,766
LCH-DB IRS 3-Month USD-BBA-LIBOR	4,530,000	2.730%	0.867%	7/7/24	—	(173,269)
LCH-DB IRS 3-Month USD-BBA-LIBOR	1,450,000	1.977%	0.997%	3/27/25	—	28,374
LCH-DB IRS 3-Month USD-BBA-LIBOR	1,450,000	1.985%	0.997%	3/27/25	—	27,561
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	14,880,000	3.018%	0.916%	8/22/23	—	(838,067)
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	3,140,000	1.750%	0.997%	3/15/24	(67,990)	161,952
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	5,640,000	1.973%	0.885%	1/27/25	—	105,974
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	1,410,000	1.936%	0.887%	1/29/25	—	30,318
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	1,190,000	1.941%	0.887%	1/30/25	—	25,235
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	1,880,000	1.816%	0.880%	2/3/25	—	57,822
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	8,500,000	3.848%	0.916%	8/22/43	—	(2,182,568)

Total						$(2,718,902)

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BBA-LIBOR–British Bankers Association London Interbank Offered Rate

BCLY–Barclays Bank

BNYM–Bank of New York Mellon

BRL–Brazilian Real

CAD–Canadian Dollar

CITI–Citigroup Global Markets

CDO–Collateralized Debt Obligation

CDS–Credit Default Swap

CLO–Collateralized Loan Obligation

CLP–Chilean Peso

DB–Deutsche Bank

EUR–Euro

GBP–British Pound Sterling

GDP–Gross Domestic Product

GSC–Goldman Sachs Capital

HSBC–Hong Kong Shanghai Bank

IDR–Indonesia Rupiah

INR–Indian Rupee

IRS–Interest Rate Swap

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LCH–London Clearing House

MSC–Morgan Stanley Capital

LVIP Global Income Fund–21

LVIP Global Income Fund

Schedule of Investments (continued)

Summary of Abbreviations: (continued)

MXN–Mexican Peso

MYR–Malaysian Ringgit

NZD–New Zealand Dollar

O.A.T.–Obligations Assimilables du Tresor

PEN–Peruvian Nuevo Sol

PHP–Philippine Peso

PLN–Polish Zloty

REIT–Real Estate Investment Trust

SCB–Standard Chartered Bank

SEK–Swedish Krona

SGD–Singapore Dollar

THB–Thailand Baht

USD–United States Dollar

Yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–22

LVIP Global Income Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments, at value	$953,606,591
Unrealized appreciation of foreign currency exchange contracts	21,442,546
Receivable for securities sold	20,202,420
Dividends and interest receivable	6,513,097
Cash collateral held at broker for derivatives	6,306,401
Cash	5,036,684
Foreign currencies, at value	2,628,633
Unrealized appreciation of interest rate swap contracts	475,002
Receivable for fund shares sold	200,411
Upfront payments on credit default swap contracts	93,381
Swap payments receivable	82,690
Unrealized appreciation of credit default swap contracts	30,562
Net unrealized appreciation on futures contracts	20,114

TOTAL ASSETS	1,016,638,532

LIABILITIES:
Cash collateral due to brokers for derivatives	4,980,000
Unrealized depreciation of interest rate swap contracts	3,193,904
Unrealized depreciation of foreign currency exchange contracts	762,385
Due to manager and affiliates	623,797
Swap payments payable	490,050
Payable for securities purchased	415,573
Payable for fund shares redeemed	342,034
Unrealized depreciation of credit default swap contracts	339,379
Upfront payments received on credit default swap contracts	260,449
Accrued expenses payable	181,949
Other liabilities	109,587
Upfront payments received on interest rate swap contracts	67,990

TOTAL LIABILITIES	11,767,097

TOTAL NET ASSETS	$1,004,871,435

Investments, at cost	$993,784,613
Foreign currencies, at cost	$2,656,282

Standard Class:
Net Assets	$374,814,026
Shares Outstanding	34,495,461
Net Asset Value Per Share	$10.866
Service Class:
Net Assets	$630,057,409
Shares Outstanding	58,209,605
Net Asset Value Per Share	$10.824
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,042,788,896
Accumulated net investment loss	(19,146,317)
Accumulated net realized gain on investments	4,400,878
Net unrealized depreciation of investments, derivatives, and foreign currencies	(23,172,022)

TOTAL NET ASSETS	$1,004,871,435

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–23

LVIP Global Income Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$23,799,889
Dividends	113,837
Foreign tax withheld	(91,321)

23,822,405

EXPENSES:
Management fees	6,548,808
Distribution fees-Service Class	1,576,928
Accounting and administration expenses	249,892
Custodian fees	153,403
Reports and statements to shareholders	120,599
Pricing fees	82,776
Professional fees	65,632
Trustees’ fees and expenses	26,697
Consulting fees	1,986
Other	14,675

8,841,396
Less management fees waived	(705,256)

Total operating expenses	8,136,140

NET INVESTMENT INCOME	15,686,265

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	7,094,753
Foreign currencies	(35,560,525)
Foreign currency exchange contracts	(7,135,542)
Futures contracts	71,767
Swap contracts	(2,060,937)

Net realized loss	(37,590,484)

Net change in unrealized appreciation (depreciation) of:
Investments**	8,149,214
Foreign currencies	38,142
Foreign currency exchange contracts	17,030,359
Futures contracts	10,218
Swap contracts	14,307

Net change in unrealized appreciation (depreciation)	25,242,240

NET REALIZED AND UNREALIZED LOSS	(12,348,244)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,338,021

*Includes $47,384 capital gain taxes paid.

**Includes $109,588 capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,686,265	$19,861,926
Net realized loss	(37,590,484)	(807,373)
Net change in unrealized appreciation (depreciation)	25,242,240	(48,055,768)

Net increase (decrease) in net assets resulting from operations	3,338,021	(29,001,215)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(15,003,478)
Service Class	—	(19,117,097)
Net realized gain:
Standard Class	(1,605,780)	(4,245,424)
Service Class	(2,752,518)	(5,879,830)

	(4,358,298)	(44,245,829)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	43,869,716	64,021,194
Service Class	73,903,981	113,065,914
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,605,780	19,248,902
Service Class	2,752,518	24,996,926

	122,131,995	221,332,936

Cost of shares redeemed:
Standard Class	(50,542,787)	(489,878,322)
Service Class	(78,623,688)	(84,436,651)

	(129,166,475)	(574,314,973)

Decrease in net assets derived from capital share transactions	(7,034,480)	(352,982,037)

NET DECREASE IN NET ASSETS	(8,054,757)	(426,229,081)
NET ASSETS:
Beginning of year	1,012,926,192	1,439,155,273

End of year	$1,004,871,435	$1,012,926,192

Accumulated net investment loss/distributions in excess of net investment income	$(19,146,317)	$(12,514,700)

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–24

LVIP Global Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.858	$11.556	$11.427	$11.804	$11.193

Income (loss) from investment operations:
Net investment income[1]	0.189	0.193	0.195	0.187	0.216
Net realized and unrealized gain (loss)	(0.133)	(0.427)	0.021	(0.513)	0.646

Total from investment operations	0.056	(0.234)	0.216	(0.326)	0.862

Less dividends and distributions from:
Net investment income	—	(0.362)	(0.070)	(0.030)	(0.229)
Net realized gain	(0.048)	(0.102)	(0.017)	(0.021)	(0.022)

Total dividends and distributions	(0.048)	(0.464)	(0.087)	(0.051)	(0.251)

Net asset value, end of period	$10.866	$10.858	$11.556	$11.427	$11.804

Total return[2]	0.51%	(2.02% )	1.88%	(2.76% )	7.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$374,814	$379,407	$819,163	$781,803	$412,853
Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.69%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.72%	0.71%	0.74%	0.76%
Ratio of net investment income to average net assets	1.71%	1.69%	1.68%	1.63%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	1.62%	1.61%	1.58%	1.79%
Portfolio turnover	49%	54%	81%	51%	31%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–25

LVIP Global Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.843	$11.540	$11.412	$11.818	$11.207

Income (loss) from investment operations:
Net investment income[1]	0.161	0.163	0.166	0.158	0.186
Net realized and unrealized gain (loss)	(0.132)	(0.425)	0.020	(0.513)	0.647

Total from investment operations	0.029	(0.262)	0.186	(0.355)	0.833

Less dividends and distributions from:
Net investment income	—	(0.333)	(0.041)	(0.030)	(0.200)
Net realized gain	(0.048)	(0.102)	(0.017)	(0.021)	(0.022)

Total dividends and distributions	(0.048)	(0.435)	(0.058)	(0.051)	(0.222)

Net asset value, end of period	$10.824	$10.843	$11.540	$11.412	$11.818

Total return[2]	0.26%	(2.27% )	1.62%	(3.01% )	7.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$630,057	$633,519	$619,992	$531,413	$504,516
Ratio of expenses to average net assets	0.90%	0.90%	0.89%	0.94%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	0.97%	0.96%	0.99%	1.01%
Ratio of net investment income to average net assets	1.46%	1.44%	1.43%	1.38%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	1.37%	1.36%	1.33%	1.54%
Portfolio turnover	49%	54%	81%	51%	31%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–26

LVIP Global Income Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. U.S. government and agency securities are valued at their mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Global Income Fund–27

LVIP Global Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.07% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Mondrian Investment Partners Ltd. (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.

Franklin Advisers, Inc. (“Franklin”) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin a fee based on Franklin’s managed portion of the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$52,701
Legal	13,052

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $102,412 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$491,081
Distribution fees payable to LFD	132,716

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Global Income Fund–28

LVIP Global Income Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$317,322,251
Purchases of U.S. government securities	124,102,739
Sales other than U.S. government securities	308,608,423
Sales of U.S. government securities	125,819,698

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$994,417,451

Aggregate unrealized appreciation	$18,279,579
Aggregate unrealized depreciation	(59,090,439)

Net unrealized depreciation	$(40,810,860)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Global Income Fund–29

LVIP Global Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Agency Collateralized Mortgage Obligations	$—	$8,837,916	$8,837,916
Agency Mortgage-Backed Securities	—	3,944,280	3,944,280
Corporate Bonds	—	74,755,170	74,755,170
Municipal Bonds	—	814,875	814,875
Non-Agency Asset-Backed Securities	—	16,766,959	16,766,959
Non-Agency Collateralized Mortgage Obligations	—	7,943,729	7,943,729
Non-Agency Commercial Mortgage-Backed Securities	—	5,531,821	5,531,821
Senior Secured Loans	—	7,979,520	7,979,520
Sovereign Bonds	—	487,161,394	487,161,394
Supranational Banks	—	18,545,077	18,545,077
U.S. Treasury Obligations	—	214,751,223	214,751,223
Common Stock	—	41,059	41,059
Money Market Fund	87,621,023	—	87,621,023
Short-Term Investments	—	18,912,545	18,912,545

Total	$87,621,023	$865,985,568	$953,606,591

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts	$—	$20,680,161	$20,680,161

Futures Contracts	$20,114	$—	$20,114

Swap Contracts	$—	$(3,027,719)	$(3,027,719)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$—	$35,816,122
Long-term capital gains	4,358,298	8,429,707

Total	$4,358,298	$44,245,829

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,042,788,896
Undistributed long-term capital gains	5,283,134
Straddle losses deferred	(500,036)
Net unrealized depreciation	(42,700,559)

Net assets	$1,004,871,435

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, swap contracts, mark-to-market of futures contracts and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, paydowns gain (loss) on asset- and mortgage-backed securities,

LVIP Global Income Fund–30

LVIP Global Income Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

swap contracts, net operating losses and foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Accumulated
Net	Accumulated Net	Paid-in
Investment Loss	Realized Gain	capital
$(22,317,882)	$43,749,034	$(21,431,152)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	3,989,264	5,587,335
Service Class	6,713,194	9,928,763
Shares issued upon reinvestment of dividends and distributions:
Standard Class	145,162	1,771,969
Service Class	249,616	2,302,590

	11,097,236	19,590,657

Shares redeemed:
Standard Class	(4,583,167)	(43,302,286)
Service Class	(7,179,095)	(7,531,372)

	(11,762,262)	(50,833,658)

Net decrease	(665,026)	(31,243,001)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts and foreign cross currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to hedge the U.S. dollar value of securities it owned that were denominated in foreign currencies.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments

LVIP Global Income Fund–31

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities; and to reduce transaction costs.

Swap Contracts–The Fund enters into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities, (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2016, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

As disclosed in the footnotes to the Schedule of Investments, at December 31, 2016, the notional value of the protection sold was USD 2,350,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2016, net unrealized depreciation of the protection sold was $118,372.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2016, the Fund used CDS contracts to hedge against credit events; to enhance total return; and to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount

LVIP Global Income Fund–32

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2016, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liablities		Statement of Assets and Liabilities
	Location	Fair Value	Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Unrealized appreciation on foreign currency exchange contracts	$21,442,546	Unrealized depreciation on foreign currency exchange contracts	$(762,385)
Futures contracts (Interest rate contracts)	Net unrealized appreciation on futures contracts	31,351	Net unrealized appreciation on futures contracts	(11,237)
Swap contracts (Credit contracts)	Unrealized appreciation on credit default swap contracts	30,562	Unrealized depreciation on credit default swap contracts	(339,379)
Swap contracts (Interest rate contracts)	Unrealized appreciation on interest rate swap contracts	475,002	Unrealized depreciation on interest rate swap contracts	(3,193,904)

Total		$21,979,461		$(4,306,905)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

			Change in Unrealized
			Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain (Loss) on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(7,135,542)	$17,030,359
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	71,767	10,218
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(280,058)	(446,296)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(1,780,879)	460,603

Total		$(9,124,712)	$17,054,884

LVIP Global Income Fund–33

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative		Short Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	69,174,969	USD	390,568,752
Futures contracts (average notional value)	USD	10,396,876	USD	10,796,099
CDS contracts (average notional value)*	EUR	—	EUR	746,032
CDS contracts (average notional value)*	USD	9,322,817	USD	3,132,937
Interest rate swap contracts (average notional value)	USD	71,743,294	USD	—

*Long represents buying protection and short represents selling protection.

At December 31, 2016, the Fund pledged $6,306,401 cash collateral for certain open derivatives. At December 31, 2016, the Fund received $4,980,000 cash collateral and $6,405,000 securities collateral (comprised of U.S. treasury and agency securities) for certain open derivatives.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Schedule of Investments.

At December 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Exposure
Barclays Bank	$2,141,195	$(136,717)	$2,004,478
Citigroup Global Markets	1,824,071	(151,163)	1,672,908
JPMorgan Chase Bank	4,258,868	(3,148,175)	1,110,693
Standard Chartered Bank	282,047	(207)	281,840

Total	$8,506,181	$(3,436,262)	$5,069,919

		Fair Value of		Fair Value of
		Non Cash		Non Cash	Cash
	Net	Collateral	Cash Collateral	Collateral	Collateral	Net
Counterparty	Position	Received	Received	Pledged	Pledged	Exposure(a)
Barclays Bank	$2,004,478	$—	$(2,004,478)	$—	$—	$—
Citigroup Global Markets	1,672,908	—	(1,672,908)	—	—	—
JPMorgan Chase Bank	1,110,693	(1,110,693)	—	—	—	—
Standard Chartered Bank	281,840	—	(260,000)	—	—	21,840

Total	$5,069,919	$(1,110,693)	$(3,937,386)	$—	$—	$21,840

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP Global Income Fund–34

LVIP Global Income Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. Rule 144A securities are identified on the Schedule of Investments.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Global Income Fund–35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Global Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Global Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Global Income Fund–36

LVIP Global Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory. The Board also considered that LIAC provided oversight of two subadvisers, Franklin and Mondrian.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage

LVIP Global Income Fund–37

LVIP Global Income Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was below the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreements

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board considered the services provided by Franklin including with respect to the low duration sleeve, the backgrounds of the portfolio managers and Franklin’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. In considering investment performance, the Board considered that Franklin and Mondrian each managed approximately half of the Fund’s assets. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Bond funds category and the Citi WGBI USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods and below the median return of the Morningstar peer group and above the benchmark index for the five year period. The Board considered LIAC’s comments that underperformance was primarily attributable to the portfolio’s short duration positioning. The Board also noted LIAC’s statement that it will continue to monitor the Fund’s performance closely. The Board determined that the services provided by Franklin and Mondrian were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, (which contain breakpoints for the Mondrian and Franklin low duration sleeve managed assets) compared to other similar funds in the same strategy for each of Franklin and Mondrian noting that the subadvisory fees were within range of comparable accounts. The Board considered that the subadvisory fee schedules with Franklin and Mondrian were negotiated between LIAC and Franklin and Mondrian, respectively, which are unaffiliated third parties. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee was negotiated between LIAC and Franklin, an unaffiliated party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that there was an indirect reputational benefit.

The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates

LVIP Global Income Fund–38

LVIP Global Income Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreements (continued)

Mondrian from its fees. The Board reviewed materials provided by Mondrian as to any additional benefits it receives, and noted that none were identified by Mondrian with respect to Global Income Fund.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Global Income Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Global Income Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Global Income Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Global Income Fund–42

LVIP Goldman Sachs Income Builder Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Goldman Sachs Income Builder Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Goldman Sachs Income Builder Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Goldman Sachs Asset Management, L.P.

The Fund returned 8.94% (Standard Share class with distributions reinvested) for the fiscal year ended December31, 2016, while its composite benchmark, the Goldman Sachs Income Builder Composite1, returned 16.07%, and its broad-based benchmarks, the Bank of America Merrill Lynch US High Yield BB-B Constrained Index2, returned 14.72%.

Market Review:

The S&P 500® Index3 rounded out 2016 in positive territory, returning 11.96% on the year. This occurred despite a global rout at the beginning of the year, unexpected political events and a Federal Reserve Board (“Fed”) rate hike. Following a global sell-off at the beginning of the year, U.S. equities stabilized and rebounded in February, as market sentiment improved on more dovish global central banks, stronger economic data and an oil price recovery. Markets were dominated in June by the UK referendum to leave the European Union (“Brexit”). Equities sold off following a surprise “Leave” result, but later recovered due to a combination of improving risk sentiment and a dovish Bank of England. Following the unexpected victory of Donald Trump in the U.S. election in November, equities quickly reversed a short-lived selloff and surged on anticipation of the pro-growth impact of President-elect Trump’s fiscal stimulus plan. The Fed raised rates by 25 basis points in December 2016, as had been largely anticipated, and set a more hawkish 2017 rate path, causing equities to fall at the end of the year. The best performing sectors over the year were Energy, Telecommunication Services and Financials, while the worst performing sectors were Health Care, Real Estate and Consumer Staples.

High yield finished the year on a strong note as risk assets and oil rallied, while interest rate volatility subsided. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index4 returned 1.85% over December, while 2016 full year returns finished at a strong 17.13%. Option adjusted spreads tightened 251 basis points (bps) in 2016, ending at 409 bps. Lower quality credit significantly outperformed during the year, with CCC rated bonds returning 31.46%, while BB-rated and B-rated bonds returned 12.78% and 15.80%, respectively. High yield outperformed bank loans (11.82%) and the S&P 500 Index (10.96%) for the year.

Fund Performance Attribution:

Within equities, positive drivers of total returns were stock selection with in the Energy and Information Technology sectors, along with security selection of M&T Bank Corp., Exxon Mobil Corp. and Morgan Stanley. The most significant drivers of negative total returns were stock selection within real estate investment trusts (REITs) and energy infrastructure companies, along with security selection of Credit Suisse Group, Boeing Company (not held at December 31, 2016) and Starwood Property Trust.

Within the fixed income securities, the largest positive drivers of returns included tightening credit spreads as high yield strengthened over the period. In terms of industries, our exposure to high yield communication and industrial manufacturing was additive to performance, while our exposure to high yield financial and energy was a detractor.

Benchmark Comparison:

Given that the primary goals of the Fund are to provide investors with an attractive and sustainable yield, to provide attractive total return and to target lower volatility relative to the equity markets, the Fund does not explicitly manage returns relative to the benchmark. However, the Fund does manage interest rate sensitivity through an active duration strategy, which is managed against the benchmark. The duration strategy of the Fund detracted from performance, due to its short duration view over the year.

Portfolio Managers:
Goldman Sachs Asset Management, L.P.:	Ron Arons
Collin Bell
David Beers
Charles “Brook” Dane
Daniel Lochner

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Goldman Sachs Income Builder Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,558 for the Standard Class shares and to $10,488 for the Service Class shares. For comparison, look at how the Goldman Sachs Income Builder Composite and Bank of America Merrill Lynch US High Yield BB-B Constrained Index did over the same period. The same $10,000 investment would have increased to $11,726 and $11,130, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Goldman Sachs Income Builder Fund–1

LVIP Goldman Sachs Income Builder Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+	8.94%
Inception (5/1/14)	+	2.05%

Service Class Shares
One Year	+	8.67%
Inception (5/1/14)	+	1.80%

1.	The Goldman Sachs Income Builder Composite is constructed as follows: 50% Barclays Capital U.S. High Yield BB-B Constrained Index and 50% Russell 1000 Value Index.

2.

The Bank of America Merrill Lynch US High Yield BB-B Constrained Index contains all securities in the BofA Merrill Lynch US High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

3.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

4.

The Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index (formerly known as Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index) is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP Goldman Sachs Income Builder Fund–2

LVIP Goldman Sachs Income Builder Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,047.50	0.75%	$3.86
Service Class Shares	1,000.00	1,046.20	1.00%	5.14
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.75%	$3.81
Service Class Shares	1,000.00	1,020.11	1.00%	5.08

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Goldman Sachs Income Builder Fund–3

LVIP Goldman Sachs Income Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2016

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	44.21%
U.S. Markets	38.78%
Aerospace & Defense	0.58%
Air Freight & Logistics	0.49%
Auto Components	0.23%
Banks	5.07%
Biotechnology	0.37%
Capital Markets	1.12%
Chemicals	0.90%
Communications Equipment	0.86%
Consumer Finance	1.09%
Diversified Telecommunication Services	2.00%
Electric Utilities	2.16%
Electrical Equipment	0.92%
Energy Equipment & Services	0.91%
Equity Real Estate Investment Trusts	2.30%
Food & Staples Retailing	0.21%
Food Products	0.45%
Health Care Equipment & Supplies	1.48%
Health Care Providers & Services	0.62%
Hotels, Restaurants & Leisure	0.76%
Household Products	0.95%
Industrial Conglomerates	1.88%
Insurance	1.24%
Media	0.89%
Oil, Gas & Consumable Fuels	3.13%
Pharmaceuticals	3.51%
Road & Rail	0.65%
Semiconductors & Semiconductor Equipment	0.47%
Software	1.72%
Specialty Retail	0.43%
Technology Hardware, Storage & Peripherals	0.67%
Tobacco	0.72%
Developed Markets	5.43%
Electric Utilities	0.25%
Electronic Equipment, Instruments & Components	0.24%
Insurance	0.87%
Oil, Gas & Consumable Fuels	1.87%
Personal Products	0.54%
Specialty Retail	0.20%
Tobacco	0.45%
Transportation Infrastructure	0.64%
Wireless Telecommunication Services	0.37%
Convertible Preferred Stock	2.80%
Preferred Stock	1.02%
Master Limited Partnerships	0.86%

Security Type/Sector	Percentage of Net Assets

Corporate Bonds	35.68%
Automobiles	0.24%
Banks	2.08%
Beverages	1.06%
Building Products	0.40%
Chemicals	0.42%
Commercial Services & Supplies	0.39%
Containers & Packaging	1.66%
Diversified Financial Services	0.22%
Diversified Telecommunication Services	1.81%
Equity Real Estate Investment Trusts	1.26%
Food & Staples Retailing	0.65%
Food Products	0.77%
Health Care Providers & Services	2.89%
Hotels, Restaurants & Leisure	0.45%
Household Durables	0.41%
Household Products	0.85%
Independent Power & Renewable Electricity
Producers	0.78%
Internet & Catalog Retail	0.46%
Internet Software & Services	0.21%
IT Services	1.03%
Media	6.69%
Metals & Mining	0.19%
Mortgage Real Estate Investment Trusts	0.21%
Oil, Gas & Consumable Fuels	3.41%
Pharmaceuticals	0.17%
Semiconductors & Semiconductor Equipment	0.89%
Software	1.59%
Specialty Retail	0.21%
Technology Hardware, Storage & Peripherals	1.11%
Thrift & Mortgage Finance	0.62%
Tobacco	0.48%
Trading Companies & Distributors	0.21%
Wireless Telecommunication Services	1.86%
Senior Secured Loans	7.38%
U.S. Treasury Obligation	3.19%
Money Market Fund	4.44%
Total Value of Securities	99.58%
Receivables and Other Assets Net of Liabilities	0.42%
Total Net Assets	100.00%

IT- Information Technology

LVIP Goldman Sachs Income Builder Fund–4

LVIP Goldman Sachs Income Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Wells Fargo & Co.	2.35%
Verizon Communications	2.00%
General Electric	1.88%
Exxon Mobil	1.80%
M&T Bank	1.75%
Pfizer	1.45%
Duke Energy	1.35%
Abbott Laboratories	1.18%
American Express	1.09%
Royal Dutch Shell ADR	1.08%
Total	15.93%

Geography*	Percentage of Net Assets

Canada	1.01%
France	1.66%
Ireland	2.84%
Italy	0.64%
Japan	0.45%
Luxembourg	1.02%
Netherlands	1.19%
Singapore	0.28%
Spain	0.25%
Sweden	0.19%
Switzerland	0.24%
United Kingdom	1.92%
United States	83.45%
Total	95.14%

*Allocation includes all investments except for short-term investments.

LVIP Goldman Sachs Income Builder Fund–5

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–44.21%
U.S. MARKETS–38.78%
Aerospace & Defense–0.58%
United Technologies	658	$72,130

		72,130

Air Freight & Logistics–0.49%
United Parcel Service Class B	529	60,645

		60,645

Auto Components–0.23%
Delphi Automotive	419	28,220

		28,220

Banks–5.07%
JPMorgan Chase & Co.	1,381	119,166
M&T Bank	1,391	217,594
Wells Fargo & Co.	5,302	292,204

		628,964

Biotechnology–0.37%
Gilead Sciences	646	46,260

		46,260

Capital Markets–1.12%
Invesco	1,944	58,981
Morgan Stanley	1,909	80,655

		139,636

Chemicals–0.90%
EI du Pont de Nemours & Co.	755	55,417
Praxair	479	56,134

		111,551

Communications Equipment–0.86%
Cisco Systems	3,519	106,344

		106,344

Consumer Finance–1.09%
American Express	1,822	134,974

		134,974

Diversified Telecommunication Services–2.00%
Verizon Communications	4,648	248,110

		248,110

Electric Utilities–2.16%
Duke Energy	2,160	167,659
FirstEnergy	3,261	100,993

		268,652

Electrical Equipment–0.92%
Eaton	619	41,529
Emerson Electric	1,309	72,977

		114,506

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services–0.91%
Schlumberger	1,352	$113,500

		113,500

Equity Real Estate Investment Trusts–2.30%
AvalonBay Communities	464	82,198
DDR	3,019	46,100
Federal Realty Investment Trust	239	33,964
Mid-America Apartment Communities	685	67,075
RLJ Lodging Trust	2,285	55,960

		285,297

Food & Staples Retailing–0.21%
Wal-Mart Stores	385	26,611

		26,611

Food Products–0.45%
Campbell Soup	919	55,572

		55,572

Health Care Equipment & Supplies–1.48%
Abbott Laboratories	3,796	145,804
Medtronic	535	38,108

		183,912

Health Care Providers & Services–0.62%
Aetna	622	77,134

		77,134

Hotels, Restaurants & Leisure–0.76%
McDonald’s	777	94,576

		94,576

Household Products–0.95%
Kimberly-Clark	614	70,070
Procter & Gamble	575	48,346

		118,416

Industrial Conglomerates–1.88%
General Electric	7,370	232,892

		232,892

Insurance–1.24%
Arthur J. Gallagher & Co.	604	31,384
Hartford Financial Services Group	1,336	63,660
MetLife	1,099	59,225

		154,269

Media–0.89%
Comcast Class A	1,289	89,005
Viacom Class B	616	21,622

		110,627

Oil, Gas & Consumable Fuels–3.13%
Chevron	1,064	125,233

LVIP Goldman Sachs Income Builder Fund–6

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	779	$39,059
Exxon Mobil	2,479	223,755

		388,047

Pharmaceuticals–3.51%
Allergan	142	29,821
Bristol-Myers Squibb	1,233	72,056
Eli Lilly & Co.	801	58,914
Johnson & Johnson	465	53,573
Merck & Co.	705	41,503
Pfizer	5,542	180,004

		435,871

Road & Rail–0.65%
Union Pacific	777	80,559

		80,559

Semiconductors & Semiconductor Equipment–0.47%
Intel	1,616	58,612

		58,612

Software–1.72%
Microsoft	2,150	133,601
Oracle	2,085	80,168

		213,769

Specialty Retail–0.43%
L Brands	812	53,462

		53,462

Technology Hardware, Storage & Peripherals–0.67%
Apple	714	82,695

		82,695

Tobacco–0.72%
Altria Group	430	29,077
Reynolds American	1,068	59,851

		88,928

Total U.S. Markets (Cost $4,403,414)		4,814,741

§DEVELOPED MARKETS–5.43%
Electric Utilities–0.25%
Iberdrola ADR	1,181	30,978

		30,978

Electronic Equipment, Instruments & Components–0.24%
TE Connectivity	435	30,137

		30,137

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Insurance–0.87%
Xl Group	2,900	$108,054

		108,054

Oil, Gas & Consumable Fuels–1.87%
BP ADR	2,601	97,225
Royal Dutch Shell ADR Class A	2,474	134,536

		231,761

Personal Products–0.54%
Unilever New York Shares	1,631	66,969

		66,969

Specialty Retail–0.20%
Hennes & Mauritz ADR	4,380	24,090

		24,090

Tobacco–0.45%
Japan Tobacco ADR	3,428	55,996

		55,996

Transportation Infrastructure–0.64%
Atlantia ADR	6,857	79,815

		79,815

Wireless Telecommunication Services–0.37%
Vodafone Group ADR	1,881	45,953

		45,953

Total Developed Markets (Cost $674,852)		673,753

Total Common Stock (Cost $5,078,266)		5,488,494

CONVERTIBLE PREFERRED STOCK–2.80%
Allergan 5.50%, exercise price $352.80, expiration date 3/1/18	72	54,897
American Tower 5.50%, exercise price $116.40, expiration date 2/15/18	286	29,887
Exelon 6.50%, exercise price $43.75, expiration date 6/1/17	446	21,591
•Morgan Stanley 6.375%, exercise price $25.00, expiration date 12/31/49	837	21,536
•People’s United Financial 5.625%, exercise price $25.00, expiration date 12/31/49	706	18,250
Public Storage 5.75%, exercise price $25.00, expiration date 12/31/49	1,437	34,876
Qwest 6.50%, exercise price $25.00, expiration date 9/1/56	248	5,667

LVIP Goldman Sachs Income Builder Fund–7

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
•SCE Trust III 5.75%, exercise price $25.00, expiration date 12/31/49	4,000	$101,880
Taubman Centers 6.50%, exercise price $25.00, expiration date 12/31/49	867	21,328
Verizon Communications 5.90%, exercise price $25.00, expiration date 2/15/54	1,433	37,387

Total Convertible Preferred Stock (Cost $354,398)		347,299

PREFERRED STOCK–1.02%
•Bank of America 6.10%	75,000	75,506
•Morgan Stanley 5.55%	50,000	50,625

Total Preferred Stock (Cost $122,537)		126,131

MASTER LIMITED PARTNERSHIPS–0.86%
AllianceBernstein Holding	2,685	62,963
Plains All American Pipeline	1,371	44,270

Total Master Limited Partnerships (Cost $102,513)		107,233

	Principal Amount°

CORPORATE BONDS–35.68%
Automobiles–0.24%
General Motors 6.75% 4/1/46	25,000	29,418

		29,418

Banks–2.08%
•Bank of America 6.30% 12/29/49	25,000	26,187
CIT Group 5.25% 3/15/18	50,000	51,937
•CoBank 6.25% 12/29/49	50,000	51,999
JPMorgan Chase •6.10% 10/29/49	25,000	25,328
•6.125% 12/29/49	50,000	50,313
•Wells Fargo 5.875% 12/29/49	50,000	52,557

		258,321

Beverages–1.06%
Anheuser-Busch InBev Finance 4.90% 2/1/46	50,000	54,258
Constellation Brands 4.75% 12/1/25	25,000	26,625
Cott Beverages 5.375% 7/1/22	50,000	51,063

		131,946

Building Products–0.40%
#BMC East 144A 5.50% 10/1/24	25,000	25,000

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Building Products (continued)
#Builders FirstSource 144A 5.625% 9/1/24	25,000	$25,219

		50,219

Chemicals–0.42%
Ashland 6.875% 5/15/43	50,000	51,875

		51,875

Commercial Services & Supplies–0.39%
#Speedy Cash Intermediate Holdings 144A 10.75% 5/15/18	50,000	48,125

		48,125

Containers & Packaging–1.66%
#•Ardagh Packaging Finance 144A 4.156% 5/15/21	200,000	206,250

		206,250

Diversified Financial Services–0.22%
#International Lease Finance 144A 7.125% 9/1/18	25,000	27,000

		27,000

Diversified Telecommunication Services–1.81%
AT&T 4.75% 5/15/46	50,000	47,553
#Intelsat Jackson Holdings 144A 8.00% 2/15/24	50,000	51,625
SBA Communications 4.875% 7/15/22	75,000	76,313
#144A 4.875% 9/1/24	50,000	49,500

		224,991

Equity Real Estate Investment Trusts–1.26%
#Communications Sales & Leasing 144A 6.00% 4/15/23	25,000	25,875
DuPont Fabros Technology 5.625% 6/15/23	50,000	52,375
Equinix 5.375% 4/1/23	75,000	78,187

		156,437

Food & Staples Retailing–0.65%
CVS Health 5.125% 7/20/45	25,000	27,970
Rite Aid 6.75% 6/15/21	25,000	26,279
Sysco 4.85% 10/1/45	25,000	26,622

		80,871

Food Products–0.77%
#Post Holdings 144A 5.00% 8/15/26	100,000	96,000

		96,000

Health Care Providers & Services–2.89%
Community Health Systems 6.875% 2/1/22	50,000	35,000

LVIP Goldman Sachs Income Builder Fund–8

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
DaVita 5.00% 5/1/25	75,000	$73,969
HCA 4.75% 5/1/23	100,000	102,625
5.00% 3/15/24	25,000	25,781
5.875% 2/15/26	25,000	25,813
Tenet Healthcare •4.463% 6/15/20	50,000	50,625
#144A 7.50% 1/1/22	20,000	20,900
8.125% 4/1/22	25,000	23,713

		358,426

Hotels, Restaurants & Leisure–0.45%
MGM Resorts International 6.75% 10/1/20	50,000	55,750

		55,750

Household Durables–0.41%
TRI Pointe Group 4.375% 6/15/19	50,000	51,125

		51,125

Household Products–0.85%
HRG Group 7.875% 7/15/19	50,000	52,156
Spectrum Brands 6.625% 11/15/22	50,000	53,375

		105,531

Independent Power & Renewable Electricity Producers–0.78%
#Calpine 144A 7.875% 1/15/23	36,000	37,665
Dynegy 6.75% 11/1/19	45,000	46,013
NRG Energy 7.875% 5/15/21	13,000	13,617

		97,295

Internet & Catalog Retail–0.46%
Amazon.com 4.95% 12/5/44	50,000	57,253

		57,253

Internet Software & Services–0.21%
VeriSign 5.25% 4/1/25	25,000	25,750

		25,750

IT Services–1.03%
#First Data 144A 5.75% 1/15/24	100,000	103,563
#WEX 144A 4.75% 2/1/23	25,000	24,531

		128,094

Media–6.69%
21st Century Fox America 6.15% 2/15/41	25,000	29,669
#CCO Holdings 144A 5.75% 2/15/26	50,000	51,875
Charter Communications Operating 4.908% 7/23/25	25,000	26,393
6.484% 10/23/45	50,000	58,006
Clear Channel Worldwide Holdings 6.50% 11/15/22	25,000	25,125
Comcast 4.60% 8/15/45	25,000	26,270

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
DISH DBS 7.75% 7/1/26	75,000	$84,750
#Nielsen Finance 144A 5.00% 4/15/22	50,000	51,125
#SFR Group 144A 7.375% 5/1/26	200,000	205,750
#Sirius XM Radio 144A 4.625% 5/15/23	100,000	99,375
Univision Communications 5.125% 2/15/25	50,000	48,000
#Videotron 144A 5.375% 6/15/24	75,000	77,250
WMG Acquisition 5.625% 4/15/22	45,000	46,744

		830,332

Metals & Mining–0.19%
#Glencore Finance Canada 144A 5.55% 10/25/42	25,000	24,102

		24,102

Mortgage Real Estate Investment Trusts–0.21%
#Starwood Property Trust 144A 5.00% 12/15/21	25,000	25,397

		25,397

Oil, Gas & Consumable Fuels–3.41%
Antero Resources 5.125% 12/1/22	25,000	25,375
Apache 4.75% 4/15/43	25,000	25,847
#Chesapeake Energy 144A 8.00% 1/15/25	20,000	20,475
•Enterprise Products Operating 4.593% 8/1/66	25,000	23,545
Kinder Morgan Energy Partners 7.30% 8/15/33	50,000	58,826
Laredo Petroleum 5.625% 1/15/22	25,000	25,313
Plains All American Pipeline 3.60% 11/1/24	25,000	23,978
Sabine Pass Liquefaction 5.75% 5/15/24	100,000	107,750
#Targa Resources Partners 144A 5.125% 2/1/25	50,000	49,813
Weatherford International 6.80% 6/15/37	50,000	41,250
Williams Partners 6.30% 4/15/40	20,000	21,415

		423,587

Pharmaceuticals–0.17%
#Valeant Pharmaceuticals International 144A 6.375% 10/15/20	25,000	21,601

		21,601

Semiconductors & Semiconductor Equipment–0.89%
#Micron Technology 144A 7.50% 9/15/23	50,000	55,500
Qorvo 6.75% 12/1/23	50,000	55,187

		110,687

Software–1.59%
#BMC Software Finance 144A 8.125% 7/15/21	50,000	46,969
Infor US 6.50% 5/15/22	50,000	52,375
Microsoft 3.75% 2/12/45	50,000	47,007

LVIP Goldman Sachs Income Builder Fund–9

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Software (continued)
#Nuance Communications 144A 5.375% 8/15/20	50,000	$51,469

		197,820

Specialty Retail–0.21%
L Brands 6.875% 11/1/35	25,000	25,625

		25,625

Technology Hardware, Storage & Peripherals–1.11%
#Diamond 1 Finance 144A 8.10% 7/15/36	25,000	29,817
NCR 5.875% 12/15/21	50,000	52,563
#Western Digital 144A 7.375% 4/1/23	50,000	55,125

		137,505

Thrift & Mortgage Finance–0.62%
Nationstar Mortgage 6.50% 7/1/21	75,000	76,313

		76,313

Tobacco–0.48%
Reynolds American 5.85% 8/15/45	50,000	59,427

		59,427

Trading Companies & Distributors–0.21%
United Rentals North America 5.75% 11/15/24	25,000	26,375

		26,375

Wireless Telecommunication Services–1.86%
Sprint 7.875% 9/15/23	125,000	133,750
T-Mobile USA 6.50% 1/15/26	40,000	43,350
6.625% 4/1/23	50,000	53,125

		230,225

Total Corporate Bonds (Cost $4,308,369)		4,429,673
«SENIOR SECURED LOANS–7.38%
AdvancePierre Foods Tranche B 1st Lien 4.00% 6/2/23	13,377	13,609
Avago Technologies Cayman Finance Tranche B 1st Lien 3.704% 2/1/23	33,651	34,184
Axalta Coating Systems US Holdings Tranche B 1st Lien 3.25% 2/1/23	18,911	19,139
BMC Software Finance 1st Lien 5.00% 9/10/20	49,539	49,585
Builders FirstSource Tranche B 1st Lien 4.75% 7/31/22	24,937	25,221
Communications Sale & Leasing Tranche B 1st Lien 4.50% 10/24/22	24,749	25,139
CSC Holdings Tranche B 1st Lien 3.876% 10/11/24	16,447	16,653

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
Endo Luxembourg Finance I Tranche B 1st Lien 3.813% 9/25/22	24,750	$24,909
EnergySolutions Tranche B 1st Lien 6.75% 5/29/20	21,192	21,404
Equinix Tranche B 1st Lien 4.02% 1/9/23	49,813	50,497
First Data 1st Lien 3.756% 3/24/21	22,346	22,633
First Data Tranche B 1st Lien 3.756% 7/10/22	23,324	23,608
Gates Global 1st Lien 4.25% 7/6/21	24,743	24,799
Getty Images Tranche B 1st Lien 4.75% 10/18/19	24,552	21,504
Global Payments Tranche B 1st Lien 3.27% 4/22/23	12,943	13,094
Infor US Tranche B5 1st Lien 3.75% 6/3/20	24,933	25,009
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	50,000	48,500
Lions Gate Entertainment Tranche B 1st Lien 3.75% 12/8/23	25,000	25,208
MEG Energy Tranche B 1st Lien 3.75% 3/31/20	24,740	24,137
Micron Technology Tranche B 1st Lien 4.52% 4/26/22	24,875	25,304
Neiman Marcus Group 1st Lien 4.25% 10/25/20	24,620	21,475
NEP/NCP Holdco Tranche B 1st Lien 4.25% 1/22/20	24,746	24,901
NXP Tranche B1 1st Lien 3.405% 12/7/20	13,297	13,386
PetSmart 1st Lien 4.00% 3/10/22	24,749	24,853
Sabre GLBL Tranche B 1st Lien 4.00% 2/19/19	12,284	12,439
Shearer’s Foods 1st Lien 4.938% 6/30/21	24,810	24,810
5.25% 7/30/21	24,750	24,874
SIG Combibloc US Acquisition Tranche B 1st Lien 4.00% 3/13/22	24,089	24,322
SS&C European Holdings Tranche B2 1st Lien 4.00% 7/8/22	1,693	1,719
SS&C Technologies Tranche B1 1st Lien 4.00% 7/8/22	16,594	16,841
Sybil Software Tranche B 1st Lien 5.00% 8/3/22	24,688	25,116
TransDigm Tranche C 1st Lien 3.75% 2/28/20	49,616	50,058
U.S. Foods Tranche B 1st Lien 3.77% 6/27/23	24,875	25,173
U.S. Renal Care 1st Lien 5.25% 12/31/22	24,750	23,296

LVIP Goldman Sachs Income Builder Fund–10

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
Univar USA 1st Lien 4.25% 7/1/22	24,688	$24,949
Valeant Pharmaceuticals International Tranche B-F1 1st Lien 5.50% 4/1/22	44,186	44,283

Total Senior Secured Loans (Cost $900,004)		916,631

	Principal	Value
	Amount°	(U.S. $)

U.S. TREASURY OBLIGATION–3.19%
U.S. Treasury Notes 1.375% 9/30/20	400,000	$395,531

Total U.S. Treasury Obligation (Cost $402,876)		395,531

	Number of
	Shares

MONEY MARKET FUND–4.44%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	550,653	550,653

Total Money Market Fund (Cost $550,653)		550,653

TOTAL VALUE OF SECURITIES–99.58% (Cost $11,819,616)	12,361,645
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.42%	52,247

NET ASSETS APPLICABLE TO 1,289,656 SHARES OUTSTANDING–100.00%	$12,413,892

NET ASSET VALUE PER SHARE–LVIP GOLDMAN SACHS INCOME BUILDER FUND STANDARD CLASS ($900,441 / 93,544 Shares)	$9.626

NET ASSET VALUE PER SHARE–LVIP GOLDMAN SACHS INCOME BUILDER FUND SERVICE CLASS ($11,513,451 / 1,196,112 Shares)	$9.626

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$12,681,369
Undistributed net investment income	1,395
Accumulated net realized loss on investments	(812,873)
Net unrealized appreciation of investments, foreign currencies and derivatives	544,001

Total net assets	$12,413,892

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $1,606,896, which represents 12.94% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

«

Includes $10,187 cash collateral held at broker for futures contracts, $25,800 payable for securities purchased, $255 payable for fund shares redeemed, $9,211 due to manager and affiliates and $5,146 expense reimbursement receivable from Lincoln Investment Advisors Corporation as of December 31, 2016.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LVIP Goldman Sachs Income Builder Fund–11

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
2 U.S. Treasury 2 yr Notes - Interest Rate Contract	$ 432,276	$ 433,375	4/1/17	$1,099
(2) U.S. Treasury 10 yr Notes - Interest Rate Contract	(248,147)	(248,563)	3/23/17	(416)
(1) U.S. Treasury Long Bonds - Interest Rate Contract	(149,217)	(150,656)	3/23/17	(1,439)
(2) U.S. Treasury Ultra Bonds - Interest Rate Contract	(323,228)	(320,500)	3/23/17	2,728

				$1,972

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–12

LVIP Goldman Sachs Income Builder Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$293,952
Dividends	189,610
Foreign tax withheld	(4,891)

478,671

EXPENSES:
Management fees	72,793
Professional fees	47,190
Distribution fees-Service Class	25,900
Pricing fees	11,903
Reports and statements to shareholders	10,674
Custodian fees	2,654
Accounting and administration expenses	2,558
Consulting fees	1,705
Trustees’ fees and expenses	212
Other	771

176,360
Less expenses reimbursed	(66,468)

Total operating expenses	109,892

NET INVESTMENT INCOME	368,779

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(578,335)
Foreign currencies	1,017
Foreign currency exchange contracts	1,256
Futures contracts	(21,242)

Net realized loss	(597,304)

Net change in unrealized appreciation (depreciation) of:
Investments	1,197,856
Foreign currencies	7
Futures contracts	2,363

Net change in unrealized appreciation (depreciation)	1,200,226

NET REALIZED AND UNREALIZED GAIN	602,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$971,701

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$368,779	$337,088
Net realized loss	(597,304)	(112,069)
Net change in unrealized appreciation (depreciation)	1,200,226	(668,079)

Net increase (decrease) in net assets resulting from operations	971,701	(443,060)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(28,668)	(27,082)
Service Class	(340,072)	(296,891)

	(368,740)	(323,973)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	41,283	407
Service Class	2,741,909	2,495,991
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	28,668	27,082
Service Class	340,072	296,891

	3,151,932	2,820,371

Cost of shares redeemed:
Standard Class	(7,971)	(482)
Service Class	(1,543,604)	(503,298)

	(1,551,575)	(503,780)

Increase in net assets derived from capital share transactions	1,600,357	2,316,591

NET INCREASE IN NET ASSETS	2,203,318	1,549,558
NET ASSETS:
Beginning of year	10,210,574	8,661,016

End of year	$12,413,892	$10,210,574

Undistributed net investment income	$1,395	$14,969

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–13

LVIP Goldman Sachs Income Builder Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Goldman Sachs Income Builder Fund Standard Class
	Year Ended		5/1/14[1] to
	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.125	$ 9.824	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.332	0.371	0.237
Net realized and unrealized gain (loss)	0.486	(0.748)	(0.156)

Total from investment operations	0.818	(0.377)	0.081

Less dividends and distributions from:
Net investment income	(0.317)	(0.322)	(0.251)
Return of capital	—	—	(0.006)

Total dividends and distributions	(0.317)	(0.322)	(0.257)

Net asset value, end of period	$ 9.626	$ 9.125	$ 9.824

Total return[3]	8.94%	(3.85% )	0.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 900	$ 795	$ 826
Ratio of expenses to average net assets	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.34%	1.29%	1.52%
Ratio of net investment income to average net assets	3.52%	3.77%	3.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.93%	3.23%	2.71%
Portfolio turnover	81%	61%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expenses reimbursed not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–14

LVIP Goldman Sachs Income Builder Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Goldman Sachs Income Builder Fund Service Class
	Year Ended		5/1/14[1] to
	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.126	$ 9.824	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.308	0.346	0.220
Net realized and unrealized gain (loss)	0.485	(0.747)	(0.156)

Total from investment operations	0.793	(0.401)	0.064

Less dividends and distributions from:
Net investment income	(0.293)	(0.297)	(0.234)
Return of capital	—	—	(0.006)

Total dividends and distributions	(0.293)	(0.297)	(0.240)

Net asset value, end of period	$ 9.626	$ 9.126	$ 9.824

Total return[3]	8.67%	(4.09% )	0.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,514	$ 9,416	$ 7,835
Ratio of expenses to average net assets	1.00%	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.59%	1.54%	1.77%
Ratio of net investment income to average net assets	3.27%	3.52%	3.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.68%	2.98%	2.46%
Portfolio turnover	81%	61%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expenses reimbursed not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–15

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Goldman Sachs Income Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a balance of current income and capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value (NAV). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014 - December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are

LVIP Goldman Sachs Income Builder Fund–16

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $277 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the average daily net assets of the Fund.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.75% of the average daily net assets for the Standard Class and 1.00% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

LVIP Goldman Sachs Income Builder Fund–17

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$411
Legal	103

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,596 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$5,146
Management fees payable to LIAC	6,789
Distribution fees payable to LFD	2,422

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2016, Lincoln Life directly owned 67.64% of the Fund.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$9,515,681
Purchases of U.S. government securities	805,220
Sales other than U.S. government securities	8,261,029
Sales of U.S. government securities	403,130

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$11,839,050

Aggregate unrealized appreciation	$700,800
Aggregate unrealized depreciation	(178,205)

Net unrealized appreciation	$522,595

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP Goldman Sachs Income Builder Fund–18

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Common Stock	$5,488,494	$—	$5,488,494
Convertible Preferred Stock	347,299	—	347,299
Preferred Stock	—	126,131	126,131
Master Limited Partnerships	107,233	—	107,233
Corporate Bonds	—	4,429,673	4,429,673
Senior Secured Loans	—	916,631	916,631
U.S. Treasury Obligation	—	395,531	395,531
Money Market Fund	550,653	—	550,653

Total	$6,493,679	$5,867,966	$12,361,645

Futures Contracts	$1,972	$—	$1,972

There were no Level 3 investments at the end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$368,740	$323,973

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$12,681,369
Undistributed ordinary income	1,545
Capital loss carryforwards	(791,617)
Net unrealized appreciation	522,595

Net assets	$12,413,892

LVIP Goldman Sachs Income Builder Fund–19

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of future contracts, contingent payment debt instruments and distributions from partnership.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership income, trust preferred securities adjustment and consent dividend adjustment. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(13,613)	$23,767	$(10,154)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses
(No Expiration)
Short-Term	Long-Term	Total
$89,809	$701,808	$791,617

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	4,320	42
Service Class	291,700	253,104
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,977	2,958
Service Class	35,318	32,419

	334,315	288,523

Shares redeemed:
Standard Class	(823)	(50)
Service Class	(162,727)	(51,199)

	(163,550)	(51,249)

Net increase	170,765	237,274

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s

LVIP Goldman Sachs Income Builder Fund–20

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities; and to reduce transaction costs.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	$3,827	Receivables and other assets net of liabilities	$(1,855)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$1,256	$—
Futures contracts (Interest rate contracts)	Realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(21,242)	2,363

Total		$(19,986)	$2,363

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$8,555
Futures contracts (average notional value)	469,255	1,421,504

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP Goldman Sachs Income Builder Fund–21

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services, LLC or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Goldman Sachs Income Builder Fund–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Goldman Sachs Income Builder Fund

We have audited the accompanying statement of net assets of the LVIP Goldman Sachs Income Builder Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Goldman Sachs Income Builder Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Goldman Sachs Income Builder Fund–23

LVIP Goldman Sachs Income Builder Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Goldman Sachs Income Builder Fund–24

LVIP Goldman Sachs Income Builder Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were above the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was the same as the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Goldman Sachs Asset Management, L.P. (“GSAM”) on behalf of the LVIP Goldman Sachs Income Builder Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the Goldman Sachs Inc. Builder Composite. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s explanation that underperformance was primarily attributable to the Fund’s value bias when the growth style has been in favor and exposure to the energy sector. The Board concluded that the services provided by GSAM were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, and noted GSAM’s statement that it currently has no subadvisory relationships with other investment companies of comparable size and complexity as the Fund. The Board considered that the subadvisory fee schedule was negotiated between LIAC and GSAM, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding GSAM’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and GSAM, an unaffiliated third party, and that LIAC compensates GSAM from its fees. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted that GSAM may receive improved trading efficiencies resulting from aggregated fund orders, potential economies of scale and affiliated brokerage.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Goldman Sachs Income Builder Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Goldman Sachs Income Builder Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Goldman Sachs Income Builder Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Goldman Sachs Income Builder Fund–28

LVIP Government Money Market Fund (formerly LVIP Money Market Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Government Money Market Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Government Money Market Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Sub-Advised by: BlackRock Advisors, LLC

The Fund returned 0.03% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Citigroup 90 Day T-Bill Index*, returned 0.27%.

Delaware Investments managed the Fund for the period January 1, 2016–March 31, 2016.

Treasury yields were lower across all maturities during the first quarter of 2016, with 5- to 7-year Treasury notes experiencing the largest decline in rates (0.52% and 0.53%, respectively). Appetite for Treasuries was driven primarily by risk-averse sentiment given the volatility experienced in equity markets and global concerns such as further economic weakness in Japan resulting in negative Japanese rates.

During the quarter, all eyes were focused on the Federal Open Market Committee’s (FOMC’s) January 27 and March 16 meetings. Not surprisingly, U.S. Federal Reserve officials held off raising rates, but more surprisingly, the FOMC instead scaled back its forecast for how high rates will rise this year, citing the potential impact from weaker global growth and financial market turmoil on the U.S economy. In the new updated “dot plot” of rate projections, the FOMC lowered the expectations for 2016 rate increases from four to two. Additionally, it trimmed its growth and inflation forecast for the current year.

The 2-year / 10-year Treasury curve flattened by 15 basis points, to 1.06%. Ten-year Treasury inflation-protected securities (TIPS) experienced significant volatility during the quarter as break-even inflation rates increased from 1.57% to 1.63% and real yields decreased from 0.70% to 0.16%.

Due to the Fund’s transition, its holdings were positioned to mature during the first quarter. Almost all assets were in cash by March 31, 2016.

BlackRock Investment Management managed the Fund for the period April 1, 2016 – December 31, 2016.

The major market themes for 2016 included the FOMC’s evolving monetary policy framework, intensified Quantitative Easing efforts across global markets, and the growing supply scarcity of U.S. government securities as a result of the SEC’s Money Market Fund Reforms. The FOMC struggled with its communication strategy throughout the year, while messaging its intention to normalize rates and preparing markets for a potential rate hike in July, September and December. Ultimately, there were too many headwinds (Brexit, U.S. Election results, Money Market Fund Reform) to support a smooth transition to substantially higher policy rates. Central banks around the globe remained committed to negative interest rate policies, which ended up influencing the FOMC’s own policy stance due to the potential impacts on financial conditions and the dollar. Meanwhile, the vast majority of shareholders invested in U.S. Prime money market funds exhibited an overwhelming preference to move their cash into Constant NAV U.S. Government money market funds in the lead-up to October’s Money Market Reform implementation. The result was an epic migration of USD $1 trillion of assets under management from U.S. Prime money market funds to Government money market funds. This structural change in the money markets space occurred as smoothly as anyone could have anticipated. In the process, the gradual transition resulted in a steady climb for LIBOR (London Interbank Offered Rate) and higher structural demand for U.S. government paper. Increases in T-bill supply and tri-party repo certainly helped to alleviate the possibility of extreme stresses in the money markets, however the net supply of investable assets was not enough to bridge the emerging supply-demand gap for short maturity U.S. government securities. The increased demand from U.S. Government money market funds resulted in short-maturity government yields being pressured lower in the context of the FOMC’s target range.

Regarding market rate structure, Fed Funds Futures did not fully price in a 25 bps hike throughout the year, despite the FOMC’s steady message of a desire to begin normalizing interest rates. With the cash markets increasingly doubtful of the FOMC’s intentions, the manager contended with a market refusing to price in conservative term premiums for longer maturity investments.

The Fund maintained a highly competitive yield throughout the year while outperforming its benchmark. In terms of sector allocation, exposure to floating rate notes contributed strongly to the Fund’s relative performance. The Fund’s allocation to floating rate notes represented approximately 16-20% of the Fund’s net asset value during the year. The other notable security type held within the Fund was ultra-short maturity repurchase agreements. These holdings satisfied the Fund’s liquidity management requirements while providing relative yields that modestly contributed to overall performance.

In terms of duration and yield curve management, the Fund’s duration exposure was modestly longer than its peer group during the majority of the year and contributed to performance given that the Fed Funds Futures market priced in a greater than 50% probability of a 25 basis point rate hike numerous times during the period. With the cash markets increasingly doubtful (and perhaps confused) to the FOMC’s intentions, the manager contended with a market which largely refused to price in adequate compensation (term premiums) for longer maturity bullets. This dynamic resulted in the Fund favoring floating rate exposure (when spreads were attractive) and limiting exposure to fixed rate securities with maturities longer than 8 months.

In the post Money Market Fund reform world, we do not expect a full retracement of the widening between U.S. Libor rates and U.S. Government benchmark yields. Overall demand for short maturity safe assets is not likely to show signs of immediate improvement, and the significant structural changes from these reforms will affect the way shareholders invest in money market funds for years to come. The likely outcome is for short U.S. government rates that remain low despite the potential for multiple FOMC rate hikes in 2017.

Portfolio Manager:

BlackRock Advisors, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Government Money Market Fund–1

LVIP Government Money Market Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Government Money Market Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,798. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have increased to $10,750. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+0.03%
Five Years	+0.03%
Ten Years	+0.77%

Service Class Shares
One Year	+0.03%
Five Years	+0.02%
Ten Years	+0.70%

*	The Citigroup 90 Day T-Bill Index is an unmanaged index that measures the rate of return for 90-day U.S. Treasury Bills.

LVIP Government Money Market Fund–2

LVIP Government Money Market Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.40%	$2.01
Service Class Shares**	1,000.00	1,000.10	0.42%	2.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.13	0.40%	$2.03
Service Class Shares**	1,000.00	1,023.03	0.42%	2.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**

Effective December 20, 2016, the Trust implemented a 0.15% voluntary waiver to reduce the Service Class 12b-1 fees to 0.10%. Prior to December 20, 2016, the Trust had implemented a 0.25% voluntary waiver to reduce this amount to 0.00%. LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC.

LVIP Government Money Market Fund–3

LVIP Government Money Market Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Agency Obligations	62.65%
U.S. Treasury Obligations	6.35%
Repurchase Agreements	27.78%
Money Market Fund	0.06%
Total Value of Securities	96.84%
Receivables and Other Assets Net of Liabilities	3.16%
Total Net Assets	100.00%

LVIP Government Money Market Fund–4

LVIP Government Money Market Fund

Statement of Net Assets

December 31, 2016

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATIONS–62.65%
Fannie Mae Discount Notes
≠0.57% 6/1/17	1,785,000	$ 1,780,283
≠0.71% 6/1/17	9,000,000	8,971,787
Federal Farm Credit Banks
•0.656% 12/28/17	2,445,000	2,444,780
•0.725% 7/14/17	3,750,000	3,749,210
•0.794% 4/20/17	15,000,000	15,000,677
•0.811% 1/2/18	3,750,000	3,748,490
•0.813% 9/5/17	3,555,000	3,554,753
•0.854% 9/21/17	5,000,000	5,000,000
Federal Farm Credit Discount Notes
≠0.53% 3/30/17	2,330,000	2,326,639
≠0.59% 7/11/17	4,620,000	4,605,293
≠0.602% 1/3/17	2,235,000	2,234,925
≠0.64% 9/29/17	3,565,000	3,546,483
Federal Home Loan Bank Discount Notes
≠0.39% 1/4/17.	4,050,000	4,049,873
≠0.39% 1/6/17.	7,000,000	6,999,665
≠0.39% 1/11/17	13,595,000	13,593,520
≠0.39% 1/13/17	6,595,000	6,594,123
≠0.39% 1/20/17	8,000,000	7,998,480
≠0.39% 1/25/17	32,210,000	32,200,397
≠0.39% 1/27/17	25,220,000	25,212,107
≠0.51% 2/1/17.	23,000,000	22,991,599
≠0.51% 2/2/17.	18,000,000	17,992,729
≠0.51% 2/8/17.	11,435,000	11,429,472
≠0.51% 2/10/17	5,140,000	5,137,316
≠0.51% 2/15/17	7,400,000	7,395,579
≠0.51% 2/21/17	4,805,000	4,800,916
≠0.51% 2/22/17	9,800,000	9,792,639
≠0.53% 3/3/17.	6,000,000	5,994,612
≠0.53% 3/10/17	5,000,000	4,995,089
≠0.53% 3/22/17	7,105,000	7,096,328
≠0.53% 3/24/17	39,730,000	39,681,091
≠0.53% 3/29/17	4,000,000	3,994,683
≠0.56% 4/11/17	6,500,000	6,491,153
≠0.56% 4/19/17	11,500,000	11,483,302
≠0.56% 5/1/17.	4,000,000	3,992,667
Federal Home Loan Banks
0.43% 1/11/17	5,500,000	5,499,940
•0.494% 5/10/17	6,000,000	5,999,566
•0.592% 5/4/17	3,760,000	3,760,000
0.625% 5/30/17	6,445,000	6,442,594
•0.684% 8/22/17	3,800,000	3,799,934
•0.685% 8/25/17	4,200,000	4,200,000
•0.702% 7/6/17	3,630,000	3,630,000
•0.705% 3/14/17	6,000,000	5,999,768
•0.707% 7/7/17	9,000,000	9,000,000
•0.724% 3/15/17	5,000,000	5,000,000
•0.792% 10/16/17	5,600,000	5,600,000
•0.806% 10/27/17	10,660,000	10,659,796
•0.828% 6/15/17	8,425,000	8,425,000
•0.951% 3/8/18	2,825,000	2,825,337

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage
•0.72% 11/13/17	1,920,000	$ 1,921,202
•0.842% 1/8/18	3,395,000	3,395,000
•0.844% 1/12/18	3,395,000	3,395,000
1.00% 9/29/17	4,900,000	4,909,851
Federal National Mortgage Association
•0.717% 8/16/17	4,180,000	4,179,468
0.875% 10/26/17	9,270,000	9,280,258
5.00% 2/13/17	1,360,000	1,367,138
Freddie Mac Discount Notes
≠0.39% 1/17/17	4,500,000	4,499,180
≠0.51% 2/3/17.	9,020,000	9,016,403
≠0.51% 2/17/17	4,815,000	4,811,794
≠0.51% 2/27/17	5,720,000	5,715,381
≠0.56% 4/6/17.	3,980,000	3,974,959
≠0.56% 5/10/17	5,980,000	5,968,857

Total Agency Obligations (Cost $460,157,086)		460,157,086

U.S. TREASURY OBLIGATIONS–6.35%
U.S. Treasury Bills
≠0.49% 3/2/17	10,000,000	9,992,000
≠0.51% 3/16/17	7,500,000	7,491,675
≠0.56% 4/27/17	7,200,000	7,185,964
•U.S. Treasury Floating Rate Note 0.721% 4/30/18	20,000,000	19,998,527
U.S. Treasury Note 0.75% 3/15/17	1,995,000	1,995,990

Total U.S. Treasury Obligations (Cost $46,664,156)		46,664,156

REPURCHASE AGREEMENTS–27.78%
Bank of Montreal
0.50%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $15,000,833 (collateralized by U.S. government obligations 0.625%–4.375% 3/31/17–8/15/42; market value $15,300,095)	15,000,000	15,000,000
BNP Paribas
0.50%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $25,001,389 (collateralized by U.S. government obligations 0.00%– 1.375% 1/31/18–2/15/44; market value $25,500,008)	25,000,000	25,000,000

LVIP Government Money Market Fund–5

LVIP Government Money Market Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

REPURCHASE AGREEMENTS (continued)
Citigroup Global Markets
0.51%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $25,001,417 (collateralized by U.S. government obligations 1.375% 4/30/20; market value $25,500,021)	25,000,000	$ 25,000,000
Goldman Sachs
0.44%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $20,000,978 (collateralized by U.S. government agency obligations 3.00%–6.50% 11/1/30–12/1/46; market value $20,600,000)	20,000,000	20,000,000
Mizuho Securities
0.50%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $19,001,056 (collateralized by U.S. government obligations 0.125% 4/15/20; market value $19,380,064)	19,000,000	19,000,000
Morgan Stanley & Co.
0.51%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $20,001,133 (collateralized by U.S. government obligations 0.00%–4.375% 4/13/17–5/15/40; market value $20,400,047)	20,000,000	20,000,000

	Principal Amount°	Value (U.S. $)

REPURCHASE AGREEMENTS (continued)
RBC Capital Markets
0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $30,001,600 (collateralized by U.S. government agency obligations 1.80%–6.07% 11/15/37–1/1/47; market value $32,056,646)	30,000,000	$ 30,000,000
TD Securities USA
0.53%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $25,001,472 (collateralized by U.S. government obligations 1.625% 6/30/20; market value $25,500,028)	25,000,000	25,000,000
The Bank of Nova Scotia
0.50%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $25,001,389 (collateralized by U.S. government obligations 1.375%– 2.125% 5/31/20– 8/15/21; market value $25,501,488)	25,000,000	25,000,000

Total Repurchase Agreements (Cost $204,000,000)		204,000,000

	Number of Shares

MONEY MARKET FUND–0.06%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.45%)	440,384	440,384

Total Money Market Fund (Cost $440,384)		440,384

TOTAL VALUE OF SECURITIES–96.84% (Cost $711,261,626)Δ	711,261,626
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.16%	23,193,100

NET ASSETS APPLICABLE TO 73,443,473 SHARES OUTSTANDING–100.00%	$734,454,726

NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND STANDARD CLASS ($483,490,224 / 48,347,845 Shares)	$10.000

NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND SERVICE CLASS ($250,964,502 / 25,095,628 Shares)	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$734,432,767
Accumulated net realized gain on investments.	21,959

Total net assets	$734,454,726

LVIP Government Money Market Fund–6

LVIP Government Money Market Fund

Statement of Net Assets (continued)

Δ	Also the cost for federal income tax purposes.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

«	Includes $8,461,319 payable for fund shares redeemed and $163,406 due to manager and affiliates at December 31, 2016.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars.

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund–7

LVIP Government Money Market Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$2,892,873
Dividends	1,149

2,894,022

EXPENSES:
Management fees	2,712,188
Distribution fees-Service Class	709,447
Accounting and administration expenses	177,724
Professional fees	64,616
Reports and statements to shareholders	55,570
Trustees’ fees and expenses	18,693
Custodian fees	14,145
Pricing fees	2,723
Consulting fees	2,105
Other	80,124

3,837,335
Less distribution fees waived-Service Class.	(702,507)
Less management fees waived	(440,076)

Total operating expenses.	2,694,752

NET INVESTMENT INCOME	199,270

NET REALIZED GAIN FROM INVESTMENTS	23,569

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$222,839

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$199,270	$156,360
Net realized gain	23,569	56

Net increase in net assets resulting from operations	222,839	156,416

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(125,698)	(95,505)
Service Class	(73,572)	(60,855)

	(199,270)	(156,360)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	628,723,155	620,319,573
Service Class	277,204,111	289,419,581
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	125,698	95,462
Service Class	73,572	60,848

	906,126,536	909,895,464

Cost of shares redeemed:
Standard Class	(580,165,732)	(668,303,455)
Service Class	(291,359,879)	(308,123,014)

	(871,525,611)	(976,426,469)

Increase (decrease) in net assets derived from capital share transactions	34,600,925	(66,531,005)

NET INCREASE (DECREASE) IN NET ASSETS	34,624,494	(66,530,949)
NET ASSETS:
Beginning of year	699,830,232	766,361,181

End of year	$734,454,726	$699,830,232

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund–8

LVIP Government Money Market Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Government Money Market Fund Standard Class Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.003	0.002	0.003	0.002	0.003

Total from investment operations	0.003	0.002	0.003	0.002	0.003

Less dividends and distributions from:
Net investment income	(0.003)	(0.002)	(0.003)	(0.002)	(0.003)
Net realized gain	—	—	—	—	—	[2]

Total dividends and distributions	(0.003)	(0.002)	(0.003)	(0.002)	(0.003)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[3]	0.03%	0.02%	0.03%	0.02%	0.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$483,490	$434,793	$482,693	$447,167	$429,048
Ratio of expenses to average net assets	0.37%	0.17%	0.12%	0.17%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.44%	0.43%	0.41%	0.44%	0.43%
Ratio of net investment income to average net assets	0.04%	0.02%	0.03%	0.02%	0.03%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.03% )	(0.24% )	(0.26% )	(0.25% )	(0.20%	)

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.

[2]	For the year ended December 31, 2012, net realized gain distributions of $1,804, was made by the Fund’s Standard Class, which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund–9

LVIP Government Money Market Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Government Money Market Fund Service Class Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.003	0.002	0.003	0.002	0.003

Total from investment operations	0.003	0.002	0.003	0.002	0.003

Less dividends and distributions from:
Net investment income	(0.003)	(0.002)	(0.003)	(0.002)	(0.003)
Net realized gain	—	—	—	—	—	[2]

Total dividends and distributions	(0.003)	(0.002)	(0.003)	(0.002)	(0.003)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[3]	0.03%	0.02%	0.03%	0.02%	0.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,965	$265,037	$283,668	$302,807	$351,557
Ratio of expenses to average net assets	0.38%	0.17%	0.12%	0.17%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	0.68%	0.66%	0.69%	0.68%
Ratio of net investment income to average net assets	0.03%	0.02%	0.03%	0.02%	0.03%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.28% )	(0.49% )	(0.51% )	(0.50% )	(0.45%	)

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.

[2]	For the year ended December 31, 2012, net realized gain distributions of $1,528, was made by the Fund’s Service Class, which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund–10

LVIP Government Money Market Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Government Money Market Fund (formerly, LVIP Money Market Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

Effective April 15, 2016, the Fund changed to a government money market fund in accordance with the adoption of U. S. Securities and Exchange Commission money market reform amendments. This means that the Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. As a government money market fund, the Fund will (i) be permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) will not be subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Board of Trustees (“Board”) has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Securities are valued at amortized cost, which approximates fair value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity. Significant inputs to the amortization cost method include purchase cost security, premium or discount at the purchase date and time to maturity. U.S. government and agency securities are valued at their mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at published net asset value (“NAV”). Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Government Money Market Fund–11

LVIP Government Money Market Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 30, 2016, and matured on the next business day.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i. e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends daily. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.

Effective April 1, 2016, BlackRock Advisors, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. Prior to April 1, 2016, Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, was responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$37,364
Legal	9,252

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $24,357 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

Effective December 20, 2016, LFD agreed to voluntarily waive 0.15% to reduce the Service Class 12b-1 Fees to 0.10%. Prior to December 20, 2016, LFD had voluntarily waived 0.25% to reduce this amount to 0.00%.

LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC. Amounts waived and/or reimbursed under this agreement can be recaptured for a period of up to three years from the year in which LFD and LIAC waived fees and/or reimbursed expenses for the Fund. The following table summarizes the amount of waived fees and/or reimbursed expenses that may be recaptured and the fiscal years they expire:

LVIP Government Money Market Fund–12

LVIP Government Money Market Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

	Expiration Date
	2017	2018	2019	Total
LFD	$750,697	$672,703	$702,507	$2,125,907
LIAC	2,182,794	1,842,491	440,076	4,465,361

Total	$2,933,491	$2,515,194	$1,142,583	$6,591,268

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$156,466
Distribution fees payable to LFD	6,940

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Agency Obligations	$—	$460,157,086	$460,157,086
U.S. Treasury Obligations	—	46,664,156	46,664,156
Repurchase Agreements	—	204,000,000	204,000,000
Money Market Fund	440,384	—	440,384

Total	$440,384	$710,821,242	$711,261,626

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$199,270	$156,360

LVIP Government Money Market Fund–13

LVIP Government Money Market Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$734,432,767
Undistributed ordinary income	21,959

Net assets	$734,454,726

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

In 2016, the Fund utilized $1,610 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	62,872,317	62,031,958
Service Class	27,720,412	28,941,958
Shares issued upon reinvestment of dividends and distributions:
Standard Class	12,570	9,546
Service Class	7,357	6,085

	90,612,656	90,989,547

Shares redeemed:
Standard Class	(58,016,574)	(66,830,345)
Service Class	(29,135,988)	(30,812,302)

	(87,152,562)	(97,642,647)

Net increase (decrease)	3,460,094	(6,653,100)

7. Credit and Market Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP Government Money Market Fund–14

LVIP Government Money Market Fund

Notes to Financial Statements (continued)

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Government Money Market Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Government Money Market Fund

We have audited the accompanying statement of net assets of the LVIP Government Money Market Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Government Money Market Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Government Money Market Fund–16

LVIP Government Money Market Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Government Money Market Fund–17

LVIP Government Money Market Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were the same as the median investment management fee of the Morningstar peer group. The Board considered that since 2010, LIAC has implemented a voluntary fee waiver of varying amounts in order for the Fund to maintain a stable net asset value. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and LIAC’s voluntary advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Government Money Market Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Government Money Market Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Government Money Market Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Government Money Market Fund–21

LVIP Invesco Diversified Equity-Income Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 11.14% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 1000® Value Index1, returned 17.34%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund, through underlying funds, invests primarily in equity and income securities. An underlying fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which an underlying fund invests are large cap issuers. For 2016, the underlying funds in aggregate underperformed the benchmark, as a larger market capitalization tilt for the underlying funds relative to the benchmark detracted from performance in an environment where smaller cap stocks outperformed larger cap stocks within the benchmark.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Diversified Equity-Income Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,062 for the Standard Class shares and to $10,960 for the Service Class shares. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $12,311. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–1

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+11.14%
Inception (5/1/14)	+ 3.85%

Service Class Shares
One Year	+10.75%
Inception (5/1/14)	+ 3.49%

1.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–2

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,072.40	0.07%	$0.36
Service Class Shares	1,000.00	1,070.40	0.42%	2.19
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.78	0.07%	$0.36
Service Class Shares	1,000.00	1,023.03	0.42%	2.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–3

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	93.01%
Equity Funds	93.01%
Unaffiliated Investment	6.78%
Money Market Fund	6.78%
Total Value of Securities	99.79%
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–4

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–93.01%
Equity Funds–93.01%
*Invesco V.I. Core Equity Fund	2,208,805	$76,380,461
*Invesco V.I. Diversified Dividend Fund	2,939,818	77,552,390
**Invesco V.I. Equity and Income Fund	5,770,874	102,490,722

Total Affiliated Investments (Cost $250,090,162)		256,423,573

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT–6.78%
Money Market Fund–6.78%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	18,680,771	$18,680,771

Total Unaffiliated Investment (Cost $18,680,771)		18,680,771

TOTAL VALUE OF SECURITIES–99.79% (Cost $268,770,933)	275,104,344
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.21%	575,571

NET ASSETS APPLICABLE TO 26,330,883 SHARES OUTSTANDING–100.00%	$275,679,915

*	Series I Shares.

**	Series II Shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
6	British Pound - Currency Contract	$ 472,274	$ 463,425	3/13/17	$ (8,849)
1	E-mini Russell 2000 Index - Equity Contract	68,277	67,845	3/20/17	(432)
97	E-mini S&P 500 Index - Equity Contract	10,882,965	10,845,570	3/19/17	(37,395)
10	E-mini S&P MidCap 400 Index - Equity Contract	1,684,327	1,659,100	3/19/17	(25,227)
6	Euro - Currency Contract	793,101	793,050	3/14/17	(51)
23	Euro STOXX 50 Index - Equity Contract	769,763	793,393	3/18/17	23,630
5	FTSE 100 Index - Equity Contract	423,752	434,421	3/20/17	10,669
5	Japanese Yen - Currency Contract	549,590	537,313	3/13/17	(12,277)
3	Nikkei 225 Index (OSE) - Equity Contract	467,438	490,268	3/10/17	22,830
					$(27,102)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–5

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investments, at value	$256,423,573
Unaffiliated investment, at value	18,680,771

Total investments, at value	275,104,344

Cash collateral held at broker for futures contracts	626,545
Receivable for fund shares sold	84,616
Foreign currencies collateral held at broker for futures contracts, at value	41,750
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	10,103
Receivable for investments sold	6,603
Dividends receivable from investments	4,600

TOTAL ASSETS	275,878,561

LIABILITIES:
Due to manager and affiliates	91,009
Payable for fund shares redeemed	49,575
Net unrealized depreciation on futures contracts	27,102
Accounting and administration expenses payable	10,000
Professional fees payable	9,908
Foreign currencies due to custodian	4,489
Cash due to custodian.	3,977
Other accrued expenses payable	2,586

TOTAL LIABILITIES	198,646

TOTAL NET ASSETS	$275,679,915

Affiliated investments, at cost	$250,090,162
Unaffiliated investment, at cost	18,680,771

Total investments, at cost	$268,770,933

Foreign currencies collateral held at broker for futures contracts, at cost	$41,750

Standard Class:
Net Assets	$1,851,233
Shares Outstanding	176,835
Net Asset Value Per Share	$10.469

Service Class:
Net Assets	$273,828,682
Shares Outstanding	26,154,048
Net Asset Value Per Share	$10.470

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$266,217,575
Undistributed net investment income	32,764
Accumulated net realized gain on investments	3,123,296
Net unrealized appreciation of investments and derivatives	6,306,280

TOTAL NET ASSETS	$275,679,915

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–6

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investments	$2,812,852
Dividends from unaffiliated investment	25,765

2,838,617

EXPENSES:
Management fees	1,133,658
Distribution fees-Service Class	656,044
Accounting and administration expenses	67,714
Reports and statements to shareholders	29,409
Professional fees	27,452
Trustees’ fees and expenses	4,569
Consulting fees	3,832
Custodian fees	3,462
Pricing fees	245
Other	1,020

1,927,405
Less management fees waived	(1,052,668)
Less expenses reimbursed	(86,433)

Total operating expenses	788,304

NET INVESTMENT INCOME	2,050,313

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	6,750,347
Sale of affiliated investments	(943,135)
Foreign currencies	32,111
Futures contracts	(2,577,779)

Net realized gain	3,261,544

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	16,381,092
Foreign currencies	(29)
Futures contracts	38,392

Net change in unrealized appreciation (depreciation)	16,419,455

NET REALIZED AND UNREALIZED GAIN	19,680,999

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,731,312

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,050,313	$1,419,254
Net realized gain	3,261,544	3,568,862
Net change in unrealized appreciation (depreciation)	16,419,455	(10,326,952)

Net increase (decrease) in net assets resulting from operations	21,731,312	(5,338,836)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(19,662)	(17,989)
Service Class	(2,033,727)	(1,777,250)
Net realized gain:
Standard Class	(23,938)	—
Service Class	(3,138,645)	—

	(5,215,972)	(1,795,239)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,144,376	572,248
Service Class	146,014,786	102,443,813
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	43,600	17,989
Service Class	5,172,372	1,777,250

	152,375,134	104,811,300

Cost of shares redeemed:
Standard Class	(445,417)	(110,771)
Service Class	(14,424,247)	(8,541,158)

	(14,869,664)	(8,651,929)

Increase in net assets derived from capital share transactions	137,505,470	96,159,371

NET INCREASE IN NET ASSETS	154,020,810	89,025,296
NET ASSETS:
Beginning of year	121,659,105	32,633,809

End of year	$275,679,915	$121,659,105

Undistributed net investment income	$32,764	$3,729

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–7

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
	Year Ended		5/1/14[2] to
	12/31/16[1]	12/31/15	12/31/14
Net asset value, beginning of period	$9.661	$10.341	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.143	0.226	0.154
Net realized and unrealized gain (loss)	0.926	(0.725)	0.306

Total from investment operations	1.069	(0.499)	0.460

Less dividends and distributions from:
Net investment income	(0.114)	(0.181)	(0.079)
Net realized gain	(0.147)	—	(0.040)

Total dividends and distributions	(0.261)	(0.181)	(0.119)

Net asset value, end of period	$10.469	$9.661	$10.341

Total return[4]	11.14%	(4.84% )	4.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,851	$983	$566
Ratio of expenses to average net assets[5]	0.07%	0.07%	0.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.72%	1.11%
Ratio of net investment income to average net assets	1.43%	2.21%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.83%	1.56%	1.18%
Portfolio turnover	5%	4%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–8

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
	Year Ended		5/1/14[2] to
	12/31/16[1]	12/31/15	12/31/14
Net asset value, beginning of period	$9.664	$10.343	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.108	0.189	0.130
Net realized and unrealized gain (loss)	0.923	(0.723)	0.306

Total from investment operations	1.031	(0.534)	0.436

Less dividends and distributions from:
Net investment income	(0.078)	(0.145)	(0.053)
Net realized gain	(0.147)	—	(0.040)

Total dividends and distributions	(0.225)	(0.145)	(0.093)

Net asset value, end of period	$10.470	$9.664	$10.343

Total return[4]	10.75%	(5.17% )	4.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$273,829	$120,676	$32,068
Ratio of expenses to average net assets[5]	0.42%	0.42%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.02%	1.07%	1.46%
Ratio of net investment income to average net assets	1.08%	1.86%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.48%	1.21%	0.83%
Portfolio turnover	5%	4%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–9

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Invesco Funds (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Invesco Funds, which are advised by an unaffiliated adviser, invest in stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation and current income.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–10

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2016, the waiver amount is 0.55% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, the waiver amount was 0.58% of the Fund’s average daily net assets.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.07% of the average daily net assets for the Standard Class and 0.42% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for the day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$10,220
Legal	2,212

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $11,690 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,724 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$10,103
Management fees payable to LIAC	11,444
Distribution fees payable to LFD	79,565

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–11

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers’ whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value			Net Realized	Value		Capital Gain
	12/31/15	Purchases	Sales	Gain (Loss)	12/31/16	Dividends	Distributions
Invesco V.I. Core Equity Fund*	$—	$43,475,227	$1,844,993	$(300,535)	$76,380,461	$463,287	$4,152,581
Invesco V.I. Diversified Dividend Fund*	—	38,444,990	1,882,346	(37,669)	77,552,390	796,479	—
Invesco V.I. Equity and Income Fund	45,281,923	54,361,165	5,151,673	(604,931)	102,490,722	1,553,086	2,597,766

Total	$45,281,923	$136,281,382	$8,879,012	$(943,135)	$256,423,573	$2,812,852	$6,750,347

*Issuer considered an unaffiliated investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$136,281,382
Sales	8,879,012

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$269,880,438

Aggregate unrealized appreciation	$10,193,469
Aggregate unrealized depreciation	(4,969,563)

Net unrealized appreciation	$5,223,906

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–12

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investments	$256,423,573
Unaffiliated Investments	18,680,771

Total	$275,104,344

Futures Contracts	$(27,102)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years end December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$2,053,389	$1,795,239
Long-term capital gains	3,162,583	—

Total	$5,215,972	$1,795,239

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$266,217,575
Undistributed ordinary income	32,764
Undistributed long-term capital gains	4,182,869
Net unrealized appreciation	5,246,707

Net assets	$275,679,915

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$32,111	$(32,111)

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–13

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	115,377	56,005
Service Class	14,593,022	10,040,387
Shares issued upon reinvestment of dividends and distributions:
Standard Class	4,261	1,850
Service Class	507,492	182,732

	15,220,152	10,280,974

Shares redeemed:
Standard Class	(44,542)	(10,813)
Service Class	(1,433,230)	(836,960)

	(1,477,772)	(847,773)

Net increase	13,742,380	9,433,201

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(21,177)
Futures contracts (Equity contracts)	Net unrealized depreciation on futures contracts	57,129	Net unrealized depreciation on futures contracts	(63,054)

Total		$57,129		$(84,231)

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–14

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(23,752)	$(23,072)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,554,027)	61,464

Total		$(2,577,779)	$38,392

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$14,523,302	$23,063,364

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–16

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
60.63%	39.37%	100.00%

(A) and (B) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–17

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Large Core Value funds category and the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board also considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund, without giving effect to the advisory fee waiver, was within range of the median management fee of the Morningstar expense peer group and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–21

LVIP Invesco Select Equity Managed Volatility Fund (formerly LVIP Invesco V.I. Comstock Managed Volatility Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Invesco Select Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Select Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: SSGA Funds Management, Inc.

The Fund returned 6.24% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index1 returned 11.96% during the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016, as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund consists of underlying funds that have a large cap orientation. The Fund, through the underlying funds, has moderate tilts towards value and smaller size, relative to the S&P 500 benchmark. These style and size tilts were beneficial to relative performance for fiscal year 2016, as value stocks and smaller size stocks both outperformed the broad market.

Fund performance was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 1/2/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Select Equity Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,182 for the Standard Class shares and to $10,076 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $12,905. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Invesco Select Equity Managed Volatility Fund–1

LVIP Invesco Select Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+6.24%
Inception (1/2/14)	+0.60%

Service Class Shares
One Year	+5.86%
Inception (1/2/14)	+0.25%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Invesco Select Equity Managed Volatility Fund–2

LVIP Invesco Select Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,084.80	0.14%	$0.73
Service Class Shares	1,000.00	1,082.80	0.49%	2.57
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.43	0.14%	$0.71
Service Class Shares	1,000.00	1,022.67	0.49%	2.49

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the underlying funds can be found at www.sec.gov

LVIP Invesco Select Equity Managed Volatility Fund–3

LVIP Invesco Select Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	64.98%

Equity Fund	64.98%
Unaffiliated Investments	34.89%

Equity Fund	28.04%
Money Market Fund	6.85%
Total Value of Securities	99.87%

Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%

LVIP Invesco Select Equity Managed Volatility Fund–4

LVIP Invesco Select Equity Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–64.98%
Equity Fund–64.98%
*Invesco V.I. Equally-Weighted S&P 500 Fund	5,001,530	$86,226,377

Total Affiliated Investment (Cost $82,262,253)		86,226,377

UNAFFILIATED INVESTMENTS–34.89%
Equity Fund–28.04%
*Invesco V.I. Comstock Fund	1,991,300	37,217,402

		37,217,402

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
Money Market Fund–6.85%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	9,087,395	$9,087,395

		9,087,395

Total Unaffiliated Investments (Cost $42,898,473)		46,304,797

TOTAL VALUE OF SECURITIES–99.87% (Cost $125,160,726)	132,531,174
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	175,208

NET ASSETS APPLICABLE TO 13,549,438 SHARES OUTSTANDING–100.00%	$132,706,382

*	Series I Shares.

The following futures contracts were outstanding at December 31, 2016:

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
47	E-mini S&P 500 Index - Equity Contract	$5,275,000	$5,255,070	3/19/17	$(19,930)
13	E-mini S&P MidCap 400 Index - Equity Contract	2,185,612	2,156,830	3/19/17	(28,782)
2	Euro STOXX 50 Index - Equity Contract	66,884	68,991	3/18/17	2,107
					$(46,605)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–5

LVIP Invesco Select Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investment, at value	$86,226,377
Unaffiliated investments, at value	46,304,797

Total investments, at value	132,531,174

Cash collateral held at broker for futures contracts	301,690
Receivable for investments sold	34,082
Foreign currencies collateral, held at broker for future contracts, at value	30,704
Receivable for fund shares sold	25,942
Expenses reimbursement from Lincoln Investment Advisors Corporation	9,409
Dividends receivable from investments	2,211

TOTAL ASSETS	132,935,212

LIABILITIES:
Payable for fund shares redeemed	67,296
Due to manager and affiliates	55,242
Net unrealized depreciation on futures contracts	46,605
Cash due to custodian	37,994
Other accrued expenses payable	21,356
Foreign currencies due to custodian	337

TOTAL LIABILITIES	228,830

TOTAL NET ASSETS	$132,706,382

Affiliated investment, at cost	$82,262,253
Unaffiliated investments, at cost	42,898,473

Total investments, at cost	$125,160,726

Foreign currencies collateral held at broker for futures contracts, at cost	$30,704

Standard Class:
Net Assets	$88,069
Shares Outstanding	8,992
Net Asset Value Per Share	$9.794

Service Class:
Net Assets	$132,618,313
Shares Outstanding	13,540,446
Net Asset Value Per Share	$9.794

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$137,340,513
Undistributed net investment income	21,428
Accumulated net realized loss on investments	(11,979,400)
Net unrealized appreciation of investments, foreign currencies and derivatives	7,323,841

TOTAL NET ASSETS	$132,706,382

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–6

LVIP Invesco Select Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from unaffiliated investments	$569,441
Dividends from affiliated investment	493,580

1,063,021

EXPENSES:
Management fees	813,850
Distribution fees-Service Class	437,922
Accounting and administration expenses	58,891
Professional fees	25,657
Reports and statements to shareholders	23,697
Consulting fees	3,724
Trustees’ fees and expenses	3,300
Custodian fees	2,505
Pricing fees	175
Other	1,636

1,371,357
Less management fees waived	(694,105)
Less expenses reimbursed	(119,585)

Total operating expenses	557,667

NET INVESTMENT INCOME	505,354

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment	3,310,199
Distributions from unaffiliated investments	2,770,183
Sale of affiliated investment	30,986
Sale of unaffiliated investments	(7,242,574)
Foreign currencies	4,293
Futures contracts	(4,952,859)

Net realized loss	(6,079,772)

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	3,964,124
Unaffiliated investments	9,377,389
Foreign currencies	(2)
Futures contracts	16,702

Net change in unrealized appreciation (depreciation)	13,358,213

NET REALIZED AND UNREALIZED GAIN	7,278,441

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,783,795

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$505,354	$1,818,352
Net realized loss	(6,079,772)	(3,712,863)
Net change in unrealized appreciation (depreciation)	13,358,213	(8,381,263)

Net increase (decrease) in net assets resulting from operations	7,783,795	(10,275,774)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(838)	(1,636)
Service Class	(833,106)	(1,805,466)

	(833,944)	(1,807,102)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,300	9,915
Service Class	23,912,333	70,868,910
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	838	1,636
Service Class	833,106	1,805,466

	24,749,577	72,685,927

Cost of shares redeemed:
Standard Class	(7,714)	(4,934)
Service Class	(18,381,123)	(16,542,595)

	(18,388,837)	(16,547,529)

Increase in net assets derived from capital share transactions	6,360,740	56,138,398

NET INCREASE IN NET ASSETS	13,310,591	44,055,522
NET ASSETS:
Beginning of year	119,395,791	75,340,269

End of year	$132,706,382	$119,395,791

Undistributed net investment income	$21,428	$12,678

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–7

LVIP Invesco Select Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Select Equity Managed Volatility Fund Standard Class
	Year Ended		1/2/14[2] to
	12/31/16[1]	12/31/15	12/31/14
Net asset value, beginning of period	$9.307	$10.376	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.070	0.213	0.187
Net realized and unrealized gain (loss)	0.511	(1.104)	0.298

Total from investment operations	0.581	(0.891)	0.485

Less dividends and distributions from:
Net investment income	(0.094)	(0.178)	(0.109)

Total dividends and distributions	(0.094)	(0.178)	(0.109)

Net asset value, end of period	$9.794	$9.307	$10.376

Total return[4]	6.24%	(8.59% )	4.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$88	$87	$90
Ratio of expenses to average net assets[5]	0.10%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.75%	0.76%	0.84%
Ratio of net investment income to average net assets	0.75%	2.12%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.10%	1.36%	1.00%
Portfolio turnover	84%	10%	10%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–8

LVIP Invesco Select Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Select Equity Managed Volatility Fund Service Class
	Year Ended		1/2/14[2] to
	12/31/16[1]	12/31/15	12/31/14
Net asset value, beginning of period	$9.310	$10.377	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.037	0.177	0.155
Net realized and unrealized gain (loss)	0.509	(1.101)	0.294

Total from investment operations	0.546	(0.924)	0.449

Less dividends and distributions from:
Net investment income	(0.062)	(0.143)	(0.072)

Total dividends and distributions	(0.062)	(0.143)	(0.072)

Net asset value, end of period	$9.794	$9.310	$10.377

Total return[4]	5.86%	(8.91% )	4.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$132,618	$119,309	$75,250
Ratio of expenses to average net assets[5]	0.45%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.10%	1.11%	1.19%
Ratio of net investment income to average net assets	0.40%	1.77%	1.49%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.25% )	1.01%	0.65%
Portfolio turnover	84%	10%	10%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–9

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Select Equity Managed Volatility Fund (formerly, LVIP Invesco V.I. Comstock Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust’s is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the Invesco V.I. Comstock Fund and the Invesco V.I. Equally-Weighted S&P 500 Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”) and the Underlying Funds are advised by an unaffiliated adviser. The Invesco V.I. Comstock Fund, invests at least 80% of its assets in common stocks and in derivatives and other instruments that have economic characteristics of such securities. The Invesco V.I. Comstock Fund generally holds up to 10% of its net assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. The Invesco V.I. Equally-Weighted S&P 500 Fund invests in a diversified portfolio of common stocks represented in the Standard & Poor’s 500 Composite Stock Price Index. The Invesco V.I. Equally-Weighted S&P 500 Fund invests in each common stock included in the S&P 500® Index in approximately equal proportions. In addition to investment company investments, the Fund may invest in individual securities, such as money market investments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Invesco Select Equity Managed Volatility Fund–10

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. Effective May 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.51% of average daily net assets of the Fund. This agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, LIAC had contractually agreed to waive its entire advisory fee. The waiver amount was 0.65% of the average daily net assets of the Fund.

Effective May 1, 2016, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.14% of average daily net assets for the Standard Class (and 0.49% for the Service Class). This agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2016, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of average daily net assets for the Standard Class (and 0.35% for the Service Class).

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$7,211
Legal	1,608

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,063 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,852 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class shares. The two classes of shares are identical, except that service class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12b-1 fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Invesco Select Equity Managed Volatility Fund–11

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2016, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$9,409
Management fees payable to LIAC	15,791
Distribution fees payable to LFD	39,451

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value			Net Realized Gain	Value		Capital Gain
	12/31/15	Purchases	Sales	(Loss)	12/31/16	Dividends	Distributions
Invesco V.I. Comstock Fund *	$110,729,782	$—	$—	$—	$—	$—	$—
Invesco V.I. Equally-Weighted S&P 500 Fund**	—	87,978,288	5,747,021	30,986	86,226,377	493,580	3,310,199

Total	$110,729,782	$87,978,288	$5,747,021	$30,986	$86,226,377	$493,580	$3,310,199

* Issuer considered an unaffiliated investment of the Fund at December 31, 2016.

** Issuer was not an investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$105,118,665
Sales	98,534,594

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$125,821,728
Aggregate unrealized appreciation	$6,709,446
Aggregate unrealized depreciation	—

Net unrealized appreciation	$6,709,446

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Invesco Select Equity Managed Volatility Fund–12

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investment	$86,226,377
Unaffiliated Investments.	46,304,797

Total	$132,531,174

Futures Contracts	$(46,605)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follow:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$833,944	$1,807,102

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$137,340,513
Undistributed ordinary income	21,428
Capital loss carryforwards	(11,365,003)
Net unrealized appreciation	6,709,444

Net assets	$132,706,382

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications

Undistributed Net Investment Income	Accumulated Net Realized Loss
$337,340	$(337,340)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,627,727	$6,737,276	$11,365,003

LVIP Invesco Select Equity Managed Volatility Fund–13

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	359	1,008
Service Class	2,613,380	7,016,054
Shares issued upon reinvestment of dividends and distributions:
Standard Class	85	175
Service Class	84,876	193,284

	2,698,700	7,210,521

Shares redeemed:
Standard Class	(797)	(485)
Service Class	(1,973,345)	(1,645,543)

	(1,974,142)	(1,646,028)

Net increase	724,558	5,564,493

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized depreciation on future contracts	$2,107	Net unrealized depreciation on future contracts	$(48,712)

LVIP Invesco Select Equity Managed Volatility Fund–14

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(195,889)	$(25,010)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(4,756,970)	41,712

Total		$(4,952,859)	$16,702

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$2,032,373	$29,648,257

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Invesco Select Equity Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Invesco Select Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Invesco Select Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Invesco Select Equity Managed Volatility Fund–16

LVIP Invesco Select Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance

LVIP Invesco Select Equity Managed Volatility Fund–17

LVIP Invesco Select Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar Large Core Value funds category and the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in January 2014, which provided a limited period of time to evaluate investment performance and that the Fund had been restructured in 2016 to add a fund to the Equity Sleeve for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board also considered that LIAC had implemented an advisory fee waiver for the Fund. The Board noted that the investment management fee for the Fund, without giving effect to the advisory fee waiver, was within range of the median management fee of the Morningstar expense peer group and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Invesco Select Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Invesco Select Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Invesco Select Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Invesco Select Equity Managed Volatility Fund–21

LVIP JPMorgan High Yield Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP JPMorgan High Yield Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: J.P. Morgan Investment Management Inc.

The Fund returned 13.58% (Standard Class shares with distributions reinvested) for the year ended December 31, 2016, while its benchmark, the Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index®* returned 17.13%.

High-yield bonds capped a historical run in 2016 with an equally strong December. Since the financial crisis, high yield has been on a strong run, returning an average of 13% for the eight-year period. Since 2002, high yield has exhibited the third best returns with the fourth-best volatility among 10 major asset classes. Though potential headwinds remain (China slowdown, commodity price reversion), we continue to value high yield in a diversified portfolio. We see a growing economy that will get a net boost from a Trump presidency and a more stable energy landscape, though with limited upside given current supply dynamics. These fundamentals, combined with an expected falling default rate and spread levels around the 400 basis point level, have us believe that the high-yield market is fairly valued moving into 2017.

The Fund outperformed the index in the: 1) Utility, 2) Transportation, and 3) Finance sectors.

Conversely, the Fund trailed the index in the: 1) Basic, 2) Energy, and 3) Consumer Non-cyclical sectors. The Fund’s allocation to loans was a drag on performance for the year, as its loan returns trailed index returns.

2016 has been an extraordinary year for high yield, with the strongest returns since 2009. While spreads have tightened significantly in the face of an extending credit cycle, there remains an additional margin of safety in high-yield spreads before we would consider the market to be overbought. Between current spread levels, which we see as fair value for the fundamentals of the market, and high yield’s income producing potential, we remain positive on high yield. We plan to remain positioned in higher quality, focusing on companies with stable-to-improving fundamentals while opportunistically taking advantage of bonds that have traded off. We remain watchful of trends in the default rate and the potential for commodities to drive additional volatility, but value our bottom-up approach in managing credit risk to continue to drive strong risk-adjusted returns.

Portfolio Managers:
J.P. Morgan Investment Management, Inc.:	William J. Morgan
James P. Shanahan Jr.

All data as of December 31, 2016, unless otherwise indicated. Past performance is not a guarantee of comparable future results. Total return assumes the reinvestment of income. Performance results are gross of investment management fees. The deduction of an advisory fee reduces an investor’s return.

Actual account performance will vary depending on individual portfolio security selection and the applicable fee schedule. Fees are described in Part II of the Advisor’s ADV which is available upon request.

Illustration showing impact of investment management fees: An investment of USD $1,000,000 under the management of JPMAM achieves a 10% compounded gross annual return for 10 years. If a management fee of

0.75% of average assets under management were charged per year for the 10–year period, the annual return would be 9.25% and the value of assets would be USD $2,422,225 net of fees, compared with USD $2,593,742 gross of fees. Therefore, the investment management fee, and any other expenses incurred in the management of the portfolio, will reduce the client’s return.

The securities highlighted above have been selected based on their significance. They are not recommendations. A complete list of firm recommendations in the portfolio for the last year is available upon request.

The above commentary is intended solely to report on various investment views held by J.P. Morgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable.

This commentary is for information purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Investment advisory provided by J.P. Morgan Investment Management Inc. The manager seeks to achieve the strategy’s stated objectives. There can be no guarantee they will be achieved.

© JPMorgan Chase & Co., January 2017.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/3/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,091 for the Standard Class shares and $14,843 for the Service Class shares. For comparison, look at how the Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $16,084. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	13.58%
Five Years	+	6.56%
Inception (5/3/10)	+	6.36%

Service Class Shares
One Year	+	13.29%
Five Years	+	6.30%
Inception (5/3/10)	+	6.10%

*

Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index (formerly Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index) is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,059.70	0.65%	$3.37
Service Class Shares	1,000.00	1,058.30	0.90%	4.66
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.87	0.65%	$3.30
Service Class Shares	1,000.00	1,020.61	0.90%	4.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Convertible Bond	0.05%
Corporate Bonds	88.80%

Aerospace & Defense	1.31%
Air Freight & Logistics	0.19%
Airlines	0.36%
Auto Components	1.32%
Automobiles	0.67%
Banks	1.99%
Beverages	0.62%
Biotechnology	0.15%
Building Products	1.14%
Capital Markets	0.19%
Chemicals	2.28%
Commercial Services & Supplies	2.01%
Communications Equipment	0.87%
Construction & Engineering	0.95%
Construction Materials	1.08%
Consumer Finance	1.21%
Containers & Packaging	1.44%
Diversified Consumer Services	0.16%
Diversified Financial Services	0.84%
Diversified Telecommunication Services	4.78%
Electric Utilities	0.04%
Electrical Equipment	0.38%
Electronic Equipment, Instruments & Components	0.25%
Energy Equipment & Services	2.20%
Equity Real Estate Investment Trusts	0.93%
Food & Staples Retailing	1.61%
Food Products	3.29%
Gas Utilities	0.24%
Health Care Equipment & Supplies	0.82%
Health Care Providers & Services	5.59%
Hotels, Restaurants & Leisure	3.37%
Household Durables	0.59%
Household Products	0.33%
Independent Power & Renewable Electricity Producers	2.48%
Insurance	0.56%
Internet & Direct Marketing Retail	0.13%
Internet Software & Services	0.25%
IT Services	1.10%
Life Sciences Tools & Services	0.30%
Machinery	0.90%
Marine	0.25%
Media	10.03%
Metals & Mining	4.39%
Multiline Retail	0.54%

Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	11.03%
Paper & Forest Products	0.26%
Personal Products	0.06%
Pharmaceuticals	1.84%
Professional Services	0.09%
Semiconductors & Semiconductor Equipment	1.02%
Software	1.51%
Specialty Retail	1.40%
Technology Hardware, Storage & Peripherals	1.13%
Textiles, Apparel & Luxury Goods	0.00%
Thrift & Mortgage Finance	0.28%
Trading Companies & Distributors	1.74%
Wireless Telecommunication Services	4.31%
Senior Secured Loans	5.41%
Common Stock	0.47%
Preferred Stock	0.82%
Money Market Fund	3.48%
Total Value of Securities	99.03%
Receivables and Other Assets Net of Liabilities	0.97%
Total Net Assets	100.00%

IT–Information Technology

Credit Quality Breakdown (as a % of fixed income investments)*
A	0.13%
BBB	8.38%
BB	49.11%
B	29.19%
CCC	4.60%
Not Rated	5.03%
Short-Term Investments	3.56%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligation; U.S. Agency Obligation, Agency mortgage-backed, Agency Commercial Mortgage Backed and Agency Collateralized Mortgage Obligation securities appear under “U.S. Government”. Discount notes, commercial papers and certificate of deposits appear under “Short-Term Investment”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund

Statement of Net Assets

December 31, 2016

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BOND–0.05%
#NRG Yield 144A 3.25% exercise price $27.50, maturity date 6/1/20	400,000	$386,000

Total Convertible Bond (Cost $365,510)		386,000

CORPORATE BONDS–88.80%
Aerospace & Defense–1.31%
Arconic
5.125% 10/1/24	1,025,000	1,055,750
5.40% 4/15/21	768,000	816,960
5.72% 2/23/19	550,000	585,063
5.87% 2/23/22	1,574,000	1,692,050
6.15% 8/15/20	139,000	151,684
6.75% 1/15/28	614,000	661,278
Bombardier
#144A 4.75% 4/15/19	410,000	414,100
#144A 6.125% 1/15/23	257,000	246,309
#144A 7.75% 3/15/20	112,000	118,440
#144A 8.75% 12/1/21	840,000	893,550
Orbital ATK
5.25% 10/1/21	400,000	416,450
5.50% 10/1/23	505,000	522,675
TransDigm
5.50% 10/15/20	500,000	512,812
6.00% 7/15/22	1,956,000	2,044,020
#144A 6.375% 6/15/26	632,000	652,224
6.50% 7/15/24	175,000	183,969
6.50% 5/15/25	400,000	420,500

		11,387,834

Air Freight & Logistics–0.19%
XPO Logistics
#144A 6.125% 9/1/23	400,000	419,500
#144A 6.50% 6/15/22	1,200,000	1,264,500

		1,684,000

Airlines–0.36%
#American Airlines Group 144A 5.50% 10/1/19	300,000	311,250
◆Continental Airlines 2004-ERJ1 Pass Through Trust 9.558% 9/1/19	243,028	257,914
◆Northwest Airlines Pass Through Trust Series 2007-1 Class A 7.027% 11/1/19	569,222	636,077
◆UAL Pass Through Trust Series 2007-1 Class A 6.636% 7/2/22	283,055	305,345
◆US Airways Series 2013-1 Class B Pass Through Trust 5.375% 11/15/21	1,552,509	1,647,600

		3,158,186

Auto Components–1.32%
American Axle & Manufacturing
6.25% 3/15/21	660,000	683,100
6.625% 10/15/22	660,000	683,892

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Components (continued)
#Cooper-Standard Automotive 144A 5.625% 11/15/26	571,000	$566,004
Dana 5.50% 12/15/24	422,000	432,550
Goodyear Tire & Rubber
5.00% 5/31/26	1,060,000	1,057,816
5.125% 11/15/23	885,000	915,975
7.00% 5/15/22	388,000	410,310
IHO Verwaltungs PIK
#~144A 4.125% 9/15/21	420,000	425,250
#~144A 4.50% 9/15/23	420,000	411,600
#~144A 4.75% 9/15/26	300,000	290,250
#JB Poindexter 144A 9.00% 4/1/22	609,000	642,495
MPG Holdco I 7.375% 10/15/22	1,787,000	1,876,350
Tenneco 5.375% 12/15/24	296,000	307,189
ZF North America Capital
#144A 4.00% 4/29/20	338,000	352,787
#144A 4.50% 4/29/22	1,369,000	1,416,915
#144A 4.75% 4/29/25	976,000	996,740

		11,469,223

Automobiles–0.67%
Fiat Chrysler Automobiles
4.50% 4/15/20	1,386,000	1,417,185
5.25% 4/15/23	1,619,000	1,654,699
General Motors Financial 4.25% 5/15/23	94,000	95,364
Jaguar Land Rover Automotive
#144A 4.125% 12/15/18	1,846,000	1,903,688
#144A 4.25% 11/15/19	589,000	611,088
#144A 5.625% 2/1/23	150,000	156,937

		5,838,961

Banks–1.99%
•Barclays 8.25% 12/29/49	1,085,000	1,132,874
CIT Group
5.00% 8/15/22	2,835,000	2,962,575
5.375% 5/15/20	1,963,000	2,090,595
Citigroup
•5.95% 12/31/49	495,000	489,530
•6.125% 12/29/49	495,000	512,944
•6.25% 12/29/49	660,000	679,965
#•Credit Agricole 144A 8.125% 12/29/49	784,000	828,084
#Provident Funding Associates 144A 6.75% 6/15/21	400,000	404,000
Royal Bank of Scotland Group
5.125% 5/28/24	680,000	679,049
6.10% 6/10/23	3,304,000	3,462,919
6.125% 12/15/22	2,370,000	2,523,242
•7.50% 12/29/49	908,000	862,600
•8.625% 12/29/49	335,000	342,538
#•Societe Generale 144A 7.375% 12/29/49	304,000	304,249

		17,275,164

LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages–0.62%
Constellation Brands
4.75% 11/15/24	671,000	$715,621
4.75% 12/1/25	637,000	678,405
6.00% 5/1/22	5,000	5,664
Cott Beverages
5.375% 7/1/22	1,850,000	1,889,313
6.75% 1/1/20	696,000	722,535
#DS Services of America 144A 10.00% 9/1/21	1,287,000	1,417,309

		5,428,847

Biotechnology–0.15%
Concordia International
#‡144A 7.00% 4/15/23	3,168,000	1,013,760
#144A 9.00% 4/1/22	337,000	286,871

		1,300,631

Building Products–1.14%
#Hardwoods Acquisition 144A 7.50% 8/1/21	1,069,000	908,650
#Masonite International 144A 5.625% 3/15/23	835,000	866,313
#NCI Building Systems 144A 8.25% 1/15/23	730,000	792,050
#NWH Escrow 144A 7.50% 8/1/21	585,000	494,325
Standard Industries
#144A 5.375% 11/15/24	732,000	755,790
#144A 5.50% 2/15/23	552,000	574,135
#144A 6.00% 10/15/25	2,048,000	2,165,760
Summit Materials 6.125% 7/15/23	2,435,000	2,511,069
US Concrete 6.375% 6/1/24	810,000	858,600

		9,926,692

Capital Markets–0.19%
•Goldman Sachs Group 5.70% 12/29/49	594,000	609,474
#MSCI 144A 5.25% 11/15/24	955,000	1,007,525

		1,616,999

Chemicals–2.28%
#Axalta Coating Systems 144A 4.875% 8/15/24	515,000	516,287
Blue Cube Spinco
9.75% 10/15/23	2,542,000	3,037,690
10.00% 10/15/25	2,467,000	2,991,237
CF Industries
#144A 3.40% 12/1/21	315,000	312,038
#144A 4.50% 12/1/26	384,000	378,177
4.95% 6/1/43	209,000	171,903
5.15% 3/15/34	1,274,000	1,089,270
5.375% 3/15/44	236,000	195,953
#GCP Applied Technologies 144A 9.50% 2/1/23	969,000	1,114,350
Hexion 6.625% 4/15/20	4,115,000	3,662,350

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Momentive Performance Materials
3.88% 10/24/21	950,000	$897,750
#=‡8.87% 10/15/20	600,000	0
NOVA Chemicals
#144A 5.00% 5/1/25	331,000	325,105
#144A 5.25% 8/1/23	880,000	892,100
#Nufarm Australia 144A 6.375% 10/15/19	574,000	589,068
PolyOne 5.25% 3/15/23	1,354,000	1,381,080
#Rain CII Carbon 144A 8.00% 12/1/18	270,000	270,000
Scotts Miracle-Gro
#144A 5.25% 12/15/26	435,000	436,087
#144A 6.00% 10/15/23	450,000	478,125
#Valvoline 144A 5.50% 7/15/24	175,000	181,563
#Versum Materials 144A 5.50% 9/30/24	895,000	917,375

		19,837,508

Commercial Services & Supplies–2.01%
ACCO Brands
#144A 5.25% 12/15/24	529,000	533,962
6.75% 4/30/20	500,000	526,250
#ACE Cash Express 144A 11.00% 2/1/19	1,477,000	1,218,525
ADT
3.50% 7/15/22	262,000	250,865
4.125% 6/15/23	3,718,000	3,569,280
Covanta Holding
5.875% 3/1/24	350,000	337,750
6.375% 10/1/22	144,000	146,835
#Garda World Security 144A 7.25% 11/15/21	1,750,000	1,636,250
#Harland Clarke Holdings 144A 6.875% 3/1/20	700,000	679,000
#Live Nation Entertainment 144A 4.875% 11/1/24	1,230,000	1,236,150
#Prime Security Services Borrower 144A 9.25% 5/15/23	4,735,000	5,167,069
Quad/Graphics 7.00% 5/1/22	490,000	480,200
#ServiceMaster 144A 5.125% 11/15/24	850,000	864,875
#Speedy Cash Intermediate Holdings 144A 10.75% 5/15/18	905,000	871,063

		17,518,074

Communications Equipment–0.87%
Alcatel-Lucent USA 6.45% 3/15/29	1,168,000	1,223,480
Avaya
#144A 7.00% 4/1/19	2,137,000	1,880,560
#144A 10.50% 3/1/21	862,000	374,970
CommScope
#144A 4.375% 6/15/20	170,000	174,250
#144A 5.00% 6/15/21	928,000	959,320
#144A 5.50% 6/15/24	810,000	841,387
#CommScope Technologies Finance 144A 6.00% 6/15/25	547,000	582,555

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Communications Equipment (continued)
#‡Goodman Networks 12.125% 7/1/18	1,072,000	$348,400
Nokia
5.375% 5/15/19	418,000	442,767
6.625% 5/15/39	658,000	697,480

		7,525,169

Construction & Engineering–0.95%
AECOM
5.75% 10/15/22	1,130,000	1,200,060
5.875% 10/15/24	2,624,000	2,814,529
#Huntington Ingalls Industries 144A 5.00% 12/15/21	775,000	808,906
MasTec 4.875% 3/15/23	1,949,000	1,914,892
Tutor Perini 7.625% 11/1/18	1,491,000	1,491,932

		8,230,319

Construction Materials–1.08%
Cemex
#144A 5.70% 1/11/25	2,005,000	2,025,050
#144A 6.125% 5/5/25	2,536,000	2,599,400
#144A 7.25% 1/15/21	382,000	407,785
#144A 7.75% 4/16/26	310,000	344,100
Cemex Finance
#144A 6.00% 4/1/24	200,000	206,000
#144A 9.375% 10/12/22	3,470,000	3,790,975

		9,373,310

Consumer Finance–1.21%
Ally Financial
4.625% 5/19/22	6,399,000	6,486,986
5.75% 11/20/25	2,005,000	2,007,506
6.25% 12/1/17	380,000	394,725
8.00% 11/1/31	1,430,000	1,665,836

		10,555,053

Containers & Packaging–1.44%
Ardagh Packaging Finance
#144A 6.25% 1/31/19	365,000	372,300
#144A 7.25% 5/15/24	525,000	555,187
Ball
4.375% 12/15/20	700,000	734,125
5.00% 3/15/22	135,000	141,919
5.25% 7/1/25	1,066,000	1,117,967
Berry Plastics
5.125% 7/15/23	635,000	649,287
5.50% 5/15/22	500,000	522,500
6.00% 10/15/22	500,000	531,250
Cascades
#144A 5.50% 7/15/22	465,000	474,300
#144A 5.75% 7/15/23	510,000	520,200
#Crown Americas 144A 4.25% 9/30/26	690,000	651,188
Graphic Packaging International 4.75% 4/15/21	357,000	376,635

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging (continued)
Owens-Brockway Glass Container
#144A 5.00% 1/15/22	685,000	$702,981
#144A 5.375% 1/15/25	199,000	201,239
#144A 5.875% 8/15/23	105,000	109,659
#144A 6.375% 8/15/25	60,000	63,413
Reynolds Group Issuer
#144A 5.125% 7/15/23	850,000	869,125
5.75% 10/15/20	1,385,000	1,430,013
6.875% 2/15/21	281,939	290,116
Sealed Air
#144A 4.875% 12/1/22	360,000	371,250
#144A 5.125% 12/1/24	660,000	681,450
#144A 5.25% 4/1/23	200,000	208,500
#144A 5.50% 9/15/25	500,000	517,500
#144A 6.50% 12/1/20	355,000	401,895

		12,493,999

Diversified Consumer Services–0.16%
Service Corp International
5.375% 5/15/24	775,000	811,813
8.00% 11/15/21	500,000	585,000

		1,396,813

Diversified Financial Services–0.84%
#CNG Holdings 144A 9.375% 5/15/20	1,348,000	1,176,130
Fly Leasing 6.75% 12/15/20	200,000	209,750
Icahn Enterprises
4.875% 3/15/19	455,000	461,825
5.875% 2/1/22	884,000	881,790
#NFP 144A 9.00% 7/15/21	796,000	842,765
#Quicken Loans 144A 5.75% 5/1/25	2,570,000	2,512,175
Springleaf Finance
7.75% 10/1/21	475,000	502,906
8.25% 12/15/20	666,000	725,940

		7,313,281

Diversified Telecommunication Services–4.78%
#Cincinnati Bell 144A 7.00% 7/15/24	878,000	930,680
Consolidated Communications 6.50% 10/1/22	903,000	900,743
Embarq 7.995% 6/1/36	10,151,000	9,541,940
Frontier Communications
6.25% 9/15/21	2,665,000	2,538,413
8.50% 4/15/20	2,794,000	2,944,177
9.25% 7/1/21	2,406,000	2,535,323
10.50% 9/15/22	2,034,000	2,145,972
11.00% 9/15/25	2,085,000	2,160,581
Hughes Satellite Systems
#144A 5.25% 8/1/26	2,011,000	1,975,807
#144A 6.625% 8/1/26	564,000	568,230
Intelsat Connect Finance 7.75% 6/1/21	398,000	246,760
Intelsat Jackson Holdings 5.50% 8/1/23	1,368,000	928,598

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings (continued)
7.25% 4/1/19	711,000	$600,795
7.25% 10/15/20	1,150,000	897,000
#144A 8.00% 2/15/24	1,821,000	1,880,183
Intelsat Luxembourg 7.75% 6/1/21	296,000	98,420
Level 3 Financing
5.125% 5/1/23	210,000	211,313
#144A 5.25% 3/15/26	1,335,000	1,324,987
5.375% 8/15/22	980,000	1,014,300
5.375% 1/15/24	421,000	426,263
5.375% 5/1/25	1,155,000	1,180,987
5.625% 2/1/23	524,000	538,410
Qwest 7.25% 9/15/25	340,000	365,326
Qwest Capital Funding
6.875% 7/15/28	124,000	113,150
7.75% 2/15/31	1,262,000	1,154,730
SBA Communications
4.875% 7/15/22	683,000	694,952
#144A 4.875% 9/1/24	290,000	287,100
Virgin Media Finance
#144A 5.75% 1/15/25	200,000	201,250
#144A 6.375% 4/15/23	1,760,000	1,837,000
#Virgin Media Secured Finance 144A
5.25% 1/15/26	455,000	451,019
Windstream Services
7.50% 6/1/22	469,000	461,965
7.50% 4/1/23	463,000	447,952

		41,604,326

Electric Utilities–0.04%
#InterGen 144A 7.00% 6/30/23	353,000	315,935
‡Texas Competitive Electric Holdings 11.50% 10/1/20	3,115,000	46,725

		362,660

Electrical Equipment–0.38%
#EnerSys 144A 5.00% 4/30/23	1,255,000	1,265,981
Sensata Technologies
#144A 4.875% 10/15/23	435,000	446,419
#144A 5.00% 10/1/25	391,000	385,135
#144A 5.625% 11/1/24	531,000	555,559
#Sensata Technologies UK Financing 144A 6.25% 2/15/26	597,000	626,850

		3,279,944

Electronic Equipment, Instruments & Components–0.25%
Anixter 5.50% 3/1/23	685,000	713,256
Belden
#144A 5.25% 7/15/24	190,000	191,900
#144A 5.50% 9/1/22	70,000	72,450
CDW
5.00% 9/1/23	259,000	259,971

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components (continued)
CDW (continued)
5.50% 12/1/24	335,000	$344,213
6.00% 8/15/22	515,000	546,544

		2,128,334

Energy Equipment & Services–2.20%
Archrock Partners 6.00% 10/1/22	575,000	560,625
CSI Compressco 7.25% 8/15/22	720,000	684,000
Ensco
4.50% 10/1/24	172,000	147,920
4.70% 3/15/21	345,000	333,587
Parker Drilling
6.75% 7/15/22	172,000	149,640
7.50% 8/1/20	493,000	446,165
Precision Drilling
5.25% 11/15/24	631,000	593,140
6.50% 12/15/21	226,000	230,520
#Sea Trucks Group 144A 9.00% 3/26/18	1,218,750	481,406
SESI 7.125% 12/15/21	500,000	511,250
#Shelf Drilling Holdings 144A
8.625% 11/1/18	883,000	746,135
Summit Midstream Holdings
5.50% 8/15/22	652,000	638,960
7.50% 7/1/21	268,000	282,740
Transocean
5.55% 10/15/22	380,000	335,350
6.80% 3/15/38	1,319,000	1,028,820
7.50% 4/15/31	48,000	40,800
#144A 9.00% 7/15/23	3,818,000	3,932,540
#Transocean Proteus 144A 6.25% 12/1/24	338,000	342,860
#Trinidad Drilling 144A 7.875% 1/15/19	590,000	591,475
Unit 6.625% 5/15/21	1,762,000	1,717,950
Weatherford International
4.50% 4/15/22	390,000	340,275
5.95% 4/15/42	302,000	229,520
6.50% 8/1/36	786,000	634,695
6.75% 9/15/40	167,000	134,435
6.80% 6/15/37	105,000	86,625
7.00% 3/15/38	1,087,000	910,363
7.75% 6/15/21	222,000	225,053
8.25% 6/15/23	555,000	566,100
#144A 9.875% 2/15/24	1,623,000	1,733,559
Western Refining Logistics 7.50% 2/15/23	400,000	434,000

		19,090,508

Equity Real Estate Investment Trusts–0.93%
#Communications Sales & Leasing 144A 6.00% 4/15/23	802,000	830,070
DuPont Fabros Technology 5.875% 9/15/21	470,000	492,031

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Equity Real Estate Investment Trusts (continued)
Equinix
4.875% 4/1/20	187,000	$193,078
5.375% 1/1/22	1,189,000	1,254,395
5.375% 4/1/23	500,000	521,250
5.75% 1/1/25	412,000	432,600
5.875% 1/15/26	300,000	316,500
#ESH Hospitality 144A 5.25% 5/1/25	1,265,000	1,261,837
Iron Mountain
5.75% 8/15/24	1,372,000	1,416,590
#144A 6.00% 10/1/20	967,000	1,022,603
#MGM Growth Properties Operating Partnership 144A 5.625% 5/1/24	315,000	330,750

		8,071,704

Food & Staples Retailing–1.61%
#Albertsons 144A 5.75% 3/15/25	1,863,000	1,849,027
Ingles Markets 5.75% 6/15/23	775,000	800,188
New Albertsons
#144A 6.625% 6/15/24	2,269,000	2,371,105
6.625% 6/1/28	844,000	759,600
7.45% 8/1/29	511,000	485,450
7.75% 6/15/26	600,000	597,000
8.00% 5/1/31	265,000	255,063
8.70% 5/1/30	106,000	107,060
#Performance Food Group 144A 5.50% 6/1/24	265,000	267,650
Rite Aid
#144A 6.125% 4/1/23	1,236,000	1,333,335
6.75% 6/15/21	440,000	462,509
9.25% 3/15/20	225,000	233,719
#Shearer’s Foods 144A 9.00% 11/1/19	142,000	148,567
SUPERVALU
6.75% 6/1/21	865,000	877,975
7.75% 11/15/22	3,445,000	3,492,369

		14,040,617

Food Products–3.29%
Aramark Services 5.125% 1/15/24	640,000	661,600
B&G Foods 4.625% 6/1/21	300,000	307,500
#Bumble Bee Holdings 144A 9.00% 12/15/17	2,051,000	2,030,490
Darling Ingredients 5.375% 1/15/22	2,155,000	2,243,894
#Dean Foods 144A 6.50% 3/15/23	2,300,000	2,426,500
#FAGE International 144A 5.625% 8/15/26	214,000	215,070
JBS USA Finance
#144A 5.75% 6/15/25	1,443,000	1,468,253
#144A 5.875% 7/15/24	2,448,000	2,539,800
#144A 7.25% 6/1/21	2,614,000	2,718,586
#144A 7.25% 6/1/21	872,000	906,889
#144A 8.25% 2/1/20	1,236,000	1,273,080

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
Lamb Weston Holdings
#144A 4.625% 11/1/24	559,000	$561,795
#144A 4.875% 11/1/26	559,000	554,458
#Pilgrim’s Pride 144A 5.75% 3/15/25	508,000	509,270
Pinnacle Foods Finance 1st Lien 5.875% 1/15/24	155,000	165,075
Post Holdings
#144A 5.00% 8/15/26	799,000	767,040
#144A 6.75% 12/1/21	2,134,000	2,283,380
#144A 7.75% 3/15/24	362,000	403,630
#144A 8.00% 7/15/25	725,000	815,625
Smithfield Foods
#144A 5.25% 8/1/18	468,000	473,850
#144A 5.875% 8/1/21	2,216,000	2,321,260
6.625% 8/15/22	1,312,000	1,389,080
TreeHouse Foods
4.875% 3/15/22	233,000	239,990
#144A 6.00% 2/15/24	405,000	427,275
#US Foods 144A 5.875% 6/15/24	620,000	644,800
#Wells Enterprises 144A 6.75% 2/1/20	228,000	236,265

		28,584,455

Gas Utilities–0.24%
AmeriGas Finance 7.00% 5/20/22	451,000	475,523
AmeriGas Partners
5.50% 5/20/25	630,000	638,662
5.625% 5/20/24	406,000	417,165
NGL Energy Partners
5.125% 7/15/19	199,000	198,503
6.875% 10/15/21	352,000	361,680

		2,091,533

Health Care Equipment & Supplies–0.82%
Alere
#144A 6.375% 7/1/23	772,000	771,035
6.50% 6/15/20	442,000	437,580
7.25% 7/1/18	375,000	379,922
#Hologic 144A 5.25% 7/15/22	985,000	1,040,406
Mallinckrodt International Finance
3.50% 4/15/18	72,000	72,270
4.75% 4/15/23	136,000	119,000
#144A 5.50% 4/15/25	640,000	576,000
#144A 5.625% 10/15/23	1,641,000	1,538,438
#144A 5.75% 8/1/22	875,000	846,563
#Sterigenics-Nordion Holdings 144A 6.50% 5/15/23	800,000	816,000
Teleflex
4.875% 6/1/26	148,000	146,890
5.25% 6/15/24	405,000	417,656

		7,161,760

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services–5.59%
Acadia Healthcare
5.125% 7/1/22	410,000	$409,487
5.625% 2/15/23	330,000	331,650
6.50% 3/1/24	400,000	410,000
#AMN Healthcare 144A 5.125% 10/1/24	763,000	763,000
Centene
4.75% 5/15/22	486,000	493,290
4.75% 1/15/25	1,125,000	1,101,094
5.625% 2/15/21	1,040,000	1,096,056
6.125% 2/15/24	700,000	739,375
Community Health Systems
5.125% 8/15/18	62,000	60,766
5.125% 8/1/21	1,000,000	930,000
6.875% 2/1/22	1,124,000	786,800
7.125% 7/15/20	786,000	601,526
8.00% 11/15/19	1,160,000	968,600
DaVita
5.00% 5/1/25	1,125,000	1,109,531
5.125% 7/15/24	1,919,000	1,917,801
5.75% 8/15/22	400,000	419,500
Envision Healthcare
#144A 5.125% 7/1/22	950,000	951,187
5.625% 7/15/22	1,590,000	1,645,253
#Fresenius Medical Care US Finance 144A 5.75% 2/15/21	630,000	683,550
Fresenius Medical Care US Finance II
#144A 4.125% 10/15/20	385,000	400,400
#144A 5.625% 7/31/19	176,000	188,100
#144A 5.875% 1/31/22	1,488,000	1,636,800
#144A 6.50% 9/15/18	225,000	239,062
HCA
4.25% 10/15/19	630,000	656,775
4.50% 2/15/27	905,000	891,425
5.00% 3/15/24	506,000	521,812
5.25% 4/15/25	705,000	737,606
5.25% 6/15/26	1,035,000	1,072,519
5.375% 2/1/25	2,276,000	2,284,535
5.875% 3/15/22	1,019,000	1,100,520
5.875% 5/1/23	1,220,000	1,299,300
5.875% 2/15/26	2,125,000	2,194,063
6.50% 2/15/20	1,250,000	1,370,625
7.50% 2/15/22	1,065,000	1,211,437
8.00% 10/1/18	1,000,000	1,092,500
HCA Holdings 6.25% 2/15/21	470,000	507,013
IASIS Healthcare 8.375% 5/15/19	2,956,000	2,586,500
#inVentiv Health 144A 9.00% 1/15/18	325,000	325,666
LifePoint Health
#144A 5.375% 5/1/24	246,000	241,572
5.50% 12/1/21	245,000	254,953
#MPH Acquisition Holdings 144A
7.125% 6/1/24	2,780,000	2,933,178
#Team Health 144A 7.25% 12/15/23	1,140,000	1,299,600

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Tenet Healthcare
4.375% 10/1/21	495,000	$493,144
4.50% 4/1/21	2,021,000	2,010,895
4.75% 6/1/20	840,000	852,600
5.50% 3/1/19	1,535,000	1,515,966
6.00% 10/1/20	658,000	690,900
6.25% 11/1/18	150,000	159,000
6.75% 2/1/20	115,000	110,975
6.75% 6/15/23	885,000	783,225
#144A 7.50% 1/1/22	360,000	376,200
8.00% 8/1/20	858,000	849,506
8.125% 4/1/22	377,000	357,585

		48,664,423

Hotels, Restaurants & Leisure–3.37%
Boyd Gaming
#144A 6.375% 4/1/26	395,000	427,390
6.875% 5/15/23	781,000	842,504
Cedar Fair 5.375% 6/1/24	265,000	274,275
#‡Chukchansi Economic Development Authority 144A 9.75% 5/30/20	236,584	103,505
#Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.50% 7/1/19	776,000	781,820
Eldorado Resorts 7.00% 8/1/23	225,000	239,625
#Golden Nugget 144A 8.50% 12/1/21	790,000	843,325
#Hilton Domestic Operating 144A 4.25% 9/1/24	935,000	911,625
#Hilton Grand Vacations Borrower 144A 6.125% 12/1/24	357,000	372,619
International Game Technology
#144A 6.25% 2/15/22	800,000	862,000
#144A 6.50% 2/15/25	1,580,000	1,702,450
Isle of Capri Casinos 5.875% 3/15/21	635,000	657,622
#Jack Ohio Finance 144A 6.75% 11/15/21	865,000	877,975
KFC Holding
#144A 5.00% 6/1/24	820,000	839,475
#144A 5.25% 6/1/26	820,000	834,350
#Landry’s 144A 6.75% 10/15/24	516,000	525,030
MGM Resorts International
4.625% 9/1/26	941,000	910,417
5.25% 3/31/20	90,000	95,400
6.00% 3/15/23	845,000	914,713
7.75% 3/15/22	3,212,000	3,701,830
#NCL 144A 4.75% 12/15/21	1,441,000	1,443,709
New Red Finance
#144A 4.625% 1/15/22	830,000	848,675
#144A 6.00% 4/1/22	1,635,000	1,712,662
Ruby Tuesday 7.625% 5/15/20	150,000	143,250
Sabre GLBL
#144A 5.25% 11/15/23	142,000	146,526
#144A 5.375% 4/15/23	474,000	485,850

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Scientific Games International
#144A 7.00% 1/1/22	310,000	$334,025
10.00% 12/1/22	1,150,000	1,150,000
#Seminole Hard Rock Entertainment 144A 5.875% 5/15/21	1,690,000	1,681,550
#Shingle Springs Tribal Gaming
Authority 144A 9.75% 9/1/21	1,101,000	1,202,842
Six Flags Entertainment
#144A 4.875% 7/31/24	235,000	232,650
#144A 5.25% 1/15/21	1,000,000	1,022,750
Speedway Motorsports 5.125% 2/1/23	480,000	481,200
Wynn Las Vegas
5.375% 3/15/22	715,000	734,663
#144A 5.50% 3/1/25	1,000,000	994,500

		29,332,802

Household Durables–0.59%
CalAtlantic Group
5.375% 10/1/22	250,000	256,250
5.875% 11/15/24	815,000	831,300
8.375% 1/15/21	500,000	585,000
M/I Homes 6.75% 1/15/21	1,020,000	1,068,450
#Mattamy Group 144A 6.50% 11/15/20	848,000	864,960
Tempur Sealy International 5.625% 10/15/23	680,000	705,500
Toll Brothers Finance
4.875% 11/15/25	423,000	416,655
5.625% 1/15/24	375,000	390,938

		5,119,053

Household Products–0.33%
Central Garden & Pet 6.125% 11/15/23	310,000	328,600
Spectrum Brands
5.75% 7/15/25	1,561,000	1,627,343
6.125% 12/15/24	525,000	556,500
6.625% 11/15/22	347,000	370,422

		2,882,865

Independent Power & Renewable Electricity Producers–2.48%
AES
•3.931% 6/1/19	262,000	262,655
4.875% 5/15/23	190,000	188,613
5.50% 3/15/24	1,289,000	1,318,003
5.50% 4/15/25	960,000	964,800
6.00% 5/15/26	625,000	637,500
Calpine
#144A 5.25% 6/1/26	1,210,000	1,197,900
5.375% 1/15/23	521,000	511,883
5.50% 2/1/24	675,000	654,750
5.75% 1/15/25	520,000	504,400
#144A 5.875% 1/15/24	1,560,000	1,634,100
#144A 6.00% 1/15/22	500,000	524,375

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Independent Power & Renewable Electricity Producers (continued)
Dynegy
5.875% 6/1/23	1,656,000	$1,444,860
7.375% 11/1/22	940,000	902,400
7.625% 11/1/24	285,000	264,337
#144A 8.00% 1/15/25	630,000	593,775
GenOn Energy 9.875% 10/15/20	2,313,000	1,584,405
NRG Energy
6.25% 7/15/22	250,000	251,875
6.25% 5/1/24	1,375,000	1,344,063
6.625% 3/15/23	939,000	946,042
#144A 6.625% 1/15/27	1,467,000	1,393,650
NRG Yield Operating
#144A 5.00% 9/15/26	535,000	513,600
5.375% 8/15/24	300,000	303,000
Talen Energy Supply
#144A 4.625% 7/15/19	390,000	371,475
6.50% 6/1/25	1,087,000	845,143
#Terraform Global Operating 144A 9.75% 8/15/22	866,000	928,785
TerraForm Power Operating
#f144A 6.375% 2/1/23	729,000	741,757
#f144A 6.625% 6/15/25	730,000	759,200

		21,587,346

Insurance–0.56%
CNO Financial Group
4.50% 5/30/20	278,000	286,340
5.25% 5/30/25	1,299,000	1,303,871
#Fidelity & Guaranty Life Holdings 144A 6.375% 4/1/21	527,000	527,000
#Liberty Mutual Group 144A 7.80% 3/15/37	837,000	943,718
Radian Group 7.00% 3/15/21	927,000	1,034,764
•XLIT 6.50% 10/29/49	1,020,000	798,150

		4,893,843

Internet & Direct Marketing Retail–0.13%
Netflix
#144A 4.375% 11/15/26	425,000	412,781
5.50% 2/15/22	335,000	362,638
5.75% 3/1/24	360,000	386,100

		1,161,519

Internet Software & Services–0.25%
Match Group 6.375% 6/1/24	355,000	375,856
VeriSign 5.25% 4/1/25	192,000	197,760
Zayo Group
6.00% 4/1/23	1,206,000	1,260,270
6.375% 5/15/25	300,000	314,625

		2,148,511

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
IT Services–1.10%
Alliance Data Systems
#144A 5.375% 8/1/22	708,000	$686,760
#144A 5.875% 11/1/21	385,000	391,738
First Data
#144A 5.00% 1/15/24	1,958,000	1,975,759
#144A 5.375% 8/15/23	412,000	428,480
#144A 5.75% 1/15/24	1,384,000	1,433,312
#144A 6.75% 11/1/20	991,000	1,030,221
#144A 7.00% 12/1/23	3,361,000	3,587,867

		9,534,137

Life Sciences Tools & Services–0.30%
#Jaguar Holding II 144A 6.375% 8/1/23	1,000,000	1,072,500
Quintiles IMS
#144A 4.875% 5/15/23	580,000	591,600
#144A 5.00% 10/15/26	965,000	969,825

		2,633,925

Machinery–0.90%
#ATS Automation Tooling Systems 144A 6.50% 6/15/23	932,000	966,950
#BlueLine Rental Finance 144A 7.00% 2/1/19	1,228,000	1,203,440
Briggs & Stratton 6.875% 12/15/20	500,000	550,155
#Cortes NP Acquisition 144A 9.25% 10/15/24	3,046,000	3,243,990
#Milacron 144A 7.75% 2/15/21	1,565,000	1,615,863
Oshkosh 5.375% 3/1/25	250,000	256,250

		7,836,648

Marine–0.25%
#‡Bluewater Holding 144A 10.00% 12/10/19	2,100,000	1,344,000
Martin Midstream Partners 7.25% 2/15/21	431,000	427,767
‡Ultrapetrol Bahamas 8.875% 6/15/21	1,903,000	371,085

		2,142,852

Media–10.03%
Altice Financing
#144A 6.50% 1/15/22	1,330,000	1,389,850
#144A 6.625% 2/15/23	686,000	706,580
#144A 7.50% 5/15/26	1,475,000	1,537,687
Altice Luxembourg
#144A 7.625% 2/15/25	200,000	210,750
#144A 7.75% 5/15/22	1,829,000	1,957,030
Altice US Finance I
#144A 5.375% 7/15/23	1,750,000	1,822,187
#144A 5.50% 5/15/26	1,484,000	1,517,390
AMC Entertainment Holdings
5.875% 2/15/22	1,241,000	1,304,601
#144A 5.875% 11/15/26	540,000	553,500

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
AMC Networks
4.75% 12/15/22	15,000	$15,150
5.00% 4/1/24	1,985,000	2,002,369
Cablevision Systems
8.00% 4/15/20	2,221,000	2,443,100
8.625% 9/15/17	235,000	244,694
#CCM Merger 144A 9.125% 5/1/19	259,000	269,578
CCO Holdings
#144A 5.50% 5/1/26	1,580,000	1,615,550
#144A 5.75% 2/15/26	3,449,000	3,578,337
#144A 5.875% 4/1/24	4,387,000	4,694,090
Cinemark USA 5.125% 12/15/22	1,025,000	1,060,875
Clear Channel Worldwide Holdings
6.50% 11/15/22	1,593,000	1,600,965
6.50% 11/15/22	1,232,000	1,265,880
7.625% 3/15/20	1,833,000	1,838,719
7.625% 3/15/20	45,000	43,425
CSC Holdings
#144A 5.50% 4/15/27	1,638,000	1,662,570
6.75% 11/15/21	770,000	829,675
8.625% 2/15/19	688,000	761,960
DISH DBS
5.875% 7/15/22	270,000	284,850
6.75% 6/1/21	6,673,000	7,256,887
7.75% 7/1/26	784,000	885,920
7.875% 9/1/19	210,000	233,625
#EMI Music Publishing Group North
America Holdings 144A 7.625% 6/15/24	725,000	786,625
GLP Capital
4.375% 4/15/21	65,000	67,600
5.375% 11/1/23	1,555,000	1,671,625
5.375% 4/15/26	755,000	789,277
Gray Television
#144A 5.125% 10/15/24	875,000	848,750
#144A 5.875% 7/15/26	555,000	552,225
iHeartCommunications 9.00% 12/15/19	1,384,000	1,136,610
Lamar Media
5.00% 5/1/23	183,000	189,405
5.375% 1/15/24	50,000	52,000
5.75% 2/1/26	780,000	823,875
5.875% 2/1/22	50,000	51,625
Liberty Interactive 8.25% 2/1/30	380,000	406,600
LIN Television 5.875% 11/15/22	1,189,000	1,212,780
#Live Nation Entertainment 144A 5.375% 6/15/22	220,000	228,800
Mediacom Broadband 6.375% 4/1/23	803,000	847,165
Nexstar Broadcasting
#144A 6.125% 2/15/22	405,000	421,200
6.875% 11/15/20	492,000	510,450
#Nexstar Escrow 144A 5.625% 8/1/24	385,000	383,075

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Nielsen Finance
4.50% 10/1/20	300,000	$305,625
#144A 5.00% 4/15/22	1,820,000	1,860,950
#Nielsen Luxembourg 144A 5.50% 10/1/21	155,000	161,394
Outfront Media Capital
5.25% 2/15/22	336,000	349,860
5.875% 3/15/25	500,000	525,625
Quebecor Media 5.75% 1/15/23	240,000	249,900
Regal Entertainment Group
5.75% 3/15/22	1,072,000	1,125,600
5.75% 6/15/23	550,000	564,267
SFR Group
#144A 6.00% 5/15/22	3,325,000	3,424,750
#144A 6.25% 5/15/24	1,106,000	1,115,677
#144A 7.375% 5/1/26	1,100,000	1,131,625
Sinclair Television Group
#144A 5.125% 2/15/27	995,000	950,225
#144A 5.625% 8/1/24	584,000	598,600
6.125% 10/1/22	915,000	958,462
Sirius XM Radio
#144A 4.625% 5/15/23	1,335,000	1,326,656
#144A 5.375% 4/15/25	730,000	728,175
#144A 5.75% 8/1/21	321,000	334,947
#144A 6.00% 7/15/24	565,000	591,837
TEGNA
5.125% 7/15/20	430,000	446,663
#144A 5.50% 9/15/24	265,000	268,644
6.375% 10/15/23	1,025,000	1,088,447
#Unitymedia 144A 6.125% 1/15/25	1,000,000	1,032,500
Unitymedia Hessen
#144A 5.00% 1/15/25	600,000	600,000
#144A 5.50% 1/15/23	1,050,000	1,097,250
Univision Communications
#144A 5.125% 5/15/23	2,000,000	1,977,500
#144A 5.125% 2/15/25	2,065,000	1,982,400
#144A 6.75% 9/15/22	986,000	1,038,997
#UPCB Finance IV 144A 5.375% 1/15/25	780,000	789,750
#Videotron 144A 5.375% 6/15/24	1,383,000	1,424,490
WMG Acquisition
#144A 4.875% 11/1/24	185,000	185,000
#144A 5.00% 8/1/23	255,000	256,912
#144A 5.625% 4/15/22	815,000	846,581
#144A 6.75% 4/15/22	1,316,000	1,391,670
#Ziggo Bond Finance 144A 5.875% 1/15/25	520,000	522,600
#Ziggo Secured Finance 144A 5.50% 1/15/27	1,490,000	1,456,177

		87,277,237

Metals & Mining–4.39%
AK Steel 7.50% 7/15/23	1,135,000	1,262,687

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
#Alcoa Nederland Holding 144A 6.75% 9/30/24	797,000	$866,737
Aleris International
7.875% 11/1/20	96,000	96,720
#144A 9.50% 4/1/21	795,000	856,613
Anglo American Capital
#144A 3.625% 5/14/20	415,000	421,723
#144A 4.125% 9/27/22	1,328,000	1,344,613
#144A 4.45% 9/27/20	100,000	103,000
#144A 4.875% 5/14/25	1,881,000	1,916,269
ArcelorMittal
6.125% 6/1/25	1,130,000	1,243,000
7.25% 2/25/22	4,685,000	5,305,763
8.00% 10/15/39	945,000	1,041,711
Coeur Mining 7.875% 2/1/21	581,000	605,697
Commercial Metals 4.875% 5/15/23	1,252,000	1,264,520
Freeport-McMoRan
3.10% 3/15/20	1,375,000	1,347,500
3.875% 3/15/23	2,785,000	2,569,163
4.00% 11/14/21	1,193,000	1,169,140
5.40% 11/14/34	150,000	126,750
5.45% 3/15/43	2,120,000	1,764,942
Hecla Mining 6.875% 5/1/21	1,191,000	1,223,753
#Hudbay Minerals 144A 7.25% 1/15/23	360,000	373,500
#International Wire Group 144A 10.75% 8/1/21	229,000	215,833
Kaiser Aluminum 5.875% 5/15/24	388,000	402,550
Lundin Mining
#144A 7.50% 11/1/20	870,000	929,812
#144A 7.875% 11/1/22	725,000	792,063
New Gold
#144A 6.25% 11/15/22	495,000	509,850
#144A 7.00% 4/15/20	328,000	337,840
Novelis
#144A 5.875% 9/30/26	1,210,000	1,225,125
#144A 6.25% 8/15/24	1,290,000	1,370,625
Steel Dynamics
#144A 5.00% 12/15/26	425,000	424,469
5.125% 10/1/21	215,000	225,307
5.25% 4/15/23	275,000	289,437
5.50% 10/1/24	1,030,000	1,094,375
6.375% 8/15/22	695,000	728,012
Teck Resources
3.00% 3/1/19	520,000	522,600
4.75% 1/15/22	633,000	637,747
5.40% 2/1/43	560,000	498,400
6.00% 8/15/40	1,025,000	978,875
6.125% 10/1/35	530,000	518,075
#144A 8.00% 6/1/21	145,000	159,863
#144A 8.50% 6/1/24	556,000	642,180
#United States Steel 144A 8.375% 7/1/21	397,000	439,888

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
#Wise Metals Group 144A 8.75% 12/15/18	320,000	$334,400

		38,181,127

Multiline Retail–0.54%
Dollar Tree 5.75% 3/1/23	2,331,000	2,479,764
#JC Penney 144A 5.875% 7/1/23	1,410,000	1,457,587
#Neiman Marcus Group 144A 8.00% 10/15/21	1,042,000	778,895

		4,716,246

Oil, Gas & Consumable Fuels–11.03%
Antero Resources
#144A 5.00% 3/1/25	510,000	501,335
5.125% 12/1/22	1,971,000	2,000,565
5.375% 11/1/21	1,426,000	1,463,433
6.00% 12/1/20	1,087,000	1,119,664
Baytex Energy
#144A 5.125% 6/1/21	157,000	142,477
#144A 5.625% 6/1/24	267,000	236,963
#Blue Racer Midstream 144A 6.125% 11/15/22	415,000	417,075
Boardwalk Pipelines
4.95% 12/15/24	51,000	52,449
5.95% 6/1/26	1,024,000	1,114,285
California Resources
5.50% 9/15/21	27,000	21,330
6.00% 11/15/24	16,000	11,760
#144A 8.00% 12/15/22	3,341,000	2,990,195
#Callon Petroleum 144A 6.125% 10/1/24	815,000	843,525
Cenovus Energy
4.45% 9/15/42	187,000	162,518
6.75% 11/15/39	228,000	254,989
#Cheniere Corpus Christi Holdings 144A 7.00% 6/30/24	825,000	897,187
Chesapeake Energy
4.875% 4/15/22	1,233,000	1,131,277
5.75% 3/15/23	363,000	343,035
6.125% 2/15/21	703,000	688,940
#144A 8.00% 12/15/22	611,000	661,407
#144A 8.00% 1/15/25	497,000	508,804
#Citgo Holding 144A 10.75% 2/15/20	828,000	892,170
#CITGO Petroleum 144A 6.25% 8/15/22	903,000	943,635
Concho Resources 6.50% 1/15/22	591,000	611,537
CONSOL Energy 5.875% 4/15/22	1,060,000	1,044,100
Continental Resources
3.80% 6/1/24	123,000	114,083
4.50% 4/15/23	486,000	478,710
5.00% 9/15/22	3,431,000	3,476,083
Crestwood Midstream Partners
6.00% 12/15/20	143,000	147,290
6.125% 3/1/22	454,000	467,620
6.25% 4/1/23	684,000	701,100

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#CVR Partners 144A 9.25% 6/15/23	3,626,000	$3,748,377
DCP Midstream
#144A 4.75% 9/30/21	210,000	213,675
#144A 5.35% 3/15/20	70,000	72,975
DCP Midstream Operating
3.875% 3/15/23	775,000	749,332
4.95% 4/1/22	270,000	278,100
#Diamondback Energy 144A 4.75% 11/1/24	333,000	328,005
Encana 3.90% 11/15/21	72,000	72,697
Energy Transfer Equity 5.875% 1/15/24	2,432,000	2,523,200
EnLink Midstream Partners
4.15% 6/1/25	355,000	345,189
4.85% 7/15/26	293,000	296,107
7.125% 6/1/22	165,000	172,982
EP Energy
6.375% 6/15/23	348,000	276,660
7.75% 9/1/22	1,370,000	1,116,550
#144A 8.00% 11/29/24	809,000	873,477
9.375% 5/1/20	2,779,000	2,575,772
Ferrellgas 6.75% 6/15/23	449,000	443,387
Genesis Energy
5.625% 6/15/24	429,000	423,637
5.75% 2/15/21	375,000	380,625
6.00% 5/15/23	500,000	511,250
6.75% 8/1/22	355,000	370,620
Hilcorp Energy I
#144A 5.00% 12/1/24	995,000	992,513
#144A 5.75% 10/1/25	1,100,000	1,119,250
Holly Energy Partners
#144A 6.00% 8/1/24	1,033,000	1,082,067
6.50% 3/1/20	137,000	141,453
MEG Energy
#144A 6.375% 1/30/23	1,490,000	1,333,550
#144A 6.50% 3/15/21	2,010,000	1,869,300
#144A 7.00% 3/31/24	261,000	237,510
#Nabors Industries 144A 5.50% 1/15/23	279,000	291,206
Newfield Exploration
5.625% 7/1/24	962,000	1,007,695
5.75% 1/30/22	392,000	415,030
NGPL PipeCo
#144A 7.119% 12/15/17	1,000,000	1,047,500
#144A 9.625% 6/1/19	500,000	526,250
Noble Holding International
5.25% 3/15/42	66,000	43,890
6.20% 8/1/40	441,000	317,520
7.75% 1/15/24	547,000	515,876
NuStar Logistics
4.80% 9/1/20	479,000	482,593
6.75% 2/1/21	291,000	315,735
Oasis Petroleum
6.50% 11/1/21	982,000	1,005,323

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Oasis Petroleum (continued)
6.875% 3/15/22	497,000	$511,910
ONEOK
4.25% 2/1/22	135,000	136,350
7.50% 9/1/23	146,000	168,265
#PBF Holding 144A 7.00% 11/15/23	604,000	604,000
PBF Logistics 6.875% 5/15/23	411,000	405,863
=‡Penn Virginia Escrow 8.50% 5/1/20	927,000	18,169
QEP Resources
5.25% 5/1/23	663,000	667,972
5.375% 10/1/22	2,169,000	2,185,267
6.875% 3/1/21	718,000	766,465
Range Resources
4.875% 5/15/25	77,000	74,979
#144A 5.00% 3/15/23	177,000	175,672
#144A 5.75% 6/1/21	215,000	226,287
Rice Energy 7.25% 5/1/23	516,000	549,540
Rose Rock Midstream
5.625% 7/15/22	362,000	357,475
5.625% 11/15/23	497,000	487,060
Rowan 7.375% 6/15/25	1,041,000	1,064,422
RSP Permian
#144A 5.25% 1/15/25	420,000	423,150
6.625% 10/1/22	1,170,000	1,243,125
Sabine Pass Liquefaction
5.625% 2/1/21	537,000	577,275
5.625% 4/15/23	2,714,000	2,897,195
5.625% 3/1/25	672,000	721,560
5.75% 5/15/24	490,000	527,975
#144A 5.875% 6/30/26	1,075,000	1,162,344
6.25% 3/15/22	2,492,000	2,741,200
SM Energy
5.00% 1/15/24	530,000	502,175
5.625% 6/1/25	423,000	410,310
6.50% 11/15/21	777,000	796,425
6.50% 1/1/23	433,000	442,201
6.75% 9/15/26	250,000	258,750
‡Stone Energy 7.50% 11/15/22	424,000	256,520
Sunoco
5.50% 8/1/20	500,000	510,625
6.25% 4/15/21	778,000	794,533
6.375% 4/1/23	750,000	763,125
#Tallgrass Energy Partners 144A 5.50% 9/15/24	850,000	847,875
Targa Resources Partners
4.25% 11/15/23	427,000	410,454
#144A 5.125% 2/1/25	1,115,000	1,110,819
5.25% 5/1/23	850,000	862,750
#144A 5.375% 2/1/27	380,000	378,100
6.375% 8/1/22	54,000	56,160
Tesoro
#144A 4.75% 12/15/23	725,000	731,344

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Tesoro (continued)
5.125% 4/1/24	235,000	$241,463
Tesoro Logistics
5.25% 1/15/25	780,000	799,500
5.875% 10/1/20	1,786,000	1,844,045
6.25% 10/15/22	384,000	408,960
6.375% 5/1/24	230,000	247,250
#Texas Gas Transmission 144A 4.50% 2/1/21	107,000	110,903
#‡Ultra Petroleum 144A 6.125% 10/1/24	1,095,000	1,034,775
W&T Offshore 8.50% 6/15/19	720,000	468,000
Western Gas Partners
4.65% 7/1/26	700,000	726,139
5.375% 6/1/21	470,000	505,983
Western Refining 6.25% 4/1/21	384,000	399,360
Whiting Petroleum
5.00% 3/15/19	2,149,000	2,168,148
5.75% 3/15/21	1,536,000	1,537,290
6.25% 4/1/23	106,000	106,530
Williams
3.70% 1/15/23	870,000	843,900
5.75% 6/24/44	695,000	677,625
7.50% 1/15/31	64,000	72,480
7.75% 6/15/31	451,000	516,395
WPX Energy
5.25% 9/15/24	500,000	487,500
6.00% 1/15/22	1,931,000	1,988,930

		95,967,281

Paper & Forest Products–0.26%
Clearwater Paper
4.50% 2/1/23	630,000	620,550
#144A 5.375% 2/1/25	450,000	446,625
#Unifrax I 144A 7.50% 2/15/19	1,229,000	1,229,000

		2,296,175

Personal Products–0.06%
Revlon Consumer Products 6.25% 8/1/24	493,000	506,557

		506,557

Pharmaceuticals–1.84%
#~Capsugel PIK 144A 7.00% 5/15/19	243,000	245,278
Endo Finance
#144A 5.375% 1/15/23	223,000	190,107
#144A 5.75% 1/15/22	827,000	733,963
#144A 6.00% 7/15/23	1,395,000	1,229,344
#144A 6.50% 2/1/25	960,000	808,800
Grifols Worldwide Operations 5.25% 4/1/22	480,000	499,200
#Nature’s Bounty 144A 7.625% 5/15/21	1,970,000	2,043,875
Prestige Brands
#144A 5.375% 12/15/21	825,000	853,875

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Prestige Brands (continued)
#144A 6.375% 3/1/24	325,000	$342,875
Valeant Pharmaceuticals International
#144A 5.375% 3/15/20	1,203,000	1,022,550
#144A 5.875% 5/15/23	2,542,000	1,931,920
#144A 6.125% 4/15/25	1,293,000	976,215
#144A 6.375% 10/15/20	1,454,000	1,256,343
#144A 6.75% 8/15/21	1,236,000	1,032,060
#144A 7.00% 10/1/20	1,502,000	1,302,046
#144A 7.25% 7/15/22	1,133,000	931,893
#144A 7.50% 7/15/21	717,000	610,346

		16,010,690

Professional Services–0.09%
FTI Consulting 6.00% 11/15/22	350,000	365,313
#IHS Markit 144A 5.00% 11/1/22	381,000	397,192

		762,505

Semiconductors & Semiconductor Equipment–1.02%
#Entegris 144A 6.00% 4/1/22	202,000	210,838
Micron Technology
#144A 5.25% 8/1/23	1,219,000	1,229,666
#144A 5.25% 1/15/24	325,000	325,000
5.50% 2/1/25	299,000	299,000
#144A 5.625% 1/15/26	392,000	390,530
5.875% 2/15/22	181,000	189,371
#144A 7.50% 9/15/23	1,163,000	1,290,930
#Microsemi 144A 9.125% 4/15/23	768,000	898,560
NXP
#144A 3.75% 6/1/18	420,000	427,350
#144A 4.125% 6/1/21	1,165,000	1,205,775
#144A 4.625% 6/15/22	1,243,000	1,305,150
#144A 5.75% 3/15/23	200,000	211,500
Qorvo 6.75% 12/1/23	803,000	886,311

		8,869,981

Software–1.51%
#Camelot Finance 144A 7.875% 10/15/24	1,674,000	1,736,775
Change Healthcare Holdings
#144A 6.00% 2/15/21	725,000	759,438
11.00% 12/31/19	1,514,000	1,563,583
#Genesys Telecommunications
Laboratories 144A 10.00% 11/30/24	1,225,000	1,304,625
#Inception Merger Sub 144A 8.625% 11/15/24	495,000	525,170
#~Infor Software Parent PIK 144A 7.125% 5/1/21	505,000	522,675
Infor US
#144A 5.75% 8/15/20	988,000	1,038,635
6.50% 5/15/22	996,000	1,043,310
#Informatica 144A 7.125% 7/15/23	356,000	341,760
#Nuance Communications 144A 5.375% 8/15/20	1,103,000	1,135,401

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Open Text
#144A 5.625% 1/15/23	737,000	$773,850
#144A 5.875% 6/1/26	945,000	999,337
#Solera 144A 10.50% 3/1/24	815,000	920,950
SS&C Technologies Holdings 5.875% 7/15/23	474,000	493,553

		13,159,062

Specialty Retail–1.40%
Caleres 6.25% 8/15/23	500,000	527,500
Claire’s Stores
#‡144A 6.125% 3/15/20	1,074,000	515,520
#‡144A 9.00% 3/15/19	2,417,000	1,232,670
#Group 1 Automotive 144A 5.25% 12/15/23	1,335,000	1,328,325
#Guitar Center 144A 6.50% 4/15/19	433,000	395,113
#Jo-Ann Stores 144A 8.125% 3/15/19	156,000	155,610
L Brands
5.625% 2/15/22	615,000	657,281
5.625% 10/15/23	525,000	568,313
6.75% 7/1/36	825,000	839,438
#Party City Holdings 144A 6.125% 8/15/23	465,000	488,250
Penske Automotive Group 5.50% 5/15/26	1,062,000	1,051,380
#PetSmart 144A 7.125% 3/15/23	1,858,000	1,899,805
#Radio Systems 144A 8.375% 11/1/19	475,000	495,484
Sally Holdings
5.50% 11/1/23	615,000	641,137
5.625% 12/1/25	917,000	958,265
#Tops Holding 144A 8.00% 6/15/22	475,000	410,875

		12,164,966

Technology Hardware, Storage & Peripherals–1.13%
Diamond 1 Finance
#144A 3.48% 6/1/19	10,000	10,214
#144A 4.42% 6/15/21	526,000	544,814
#144A 5.45% 6/15/23	1,520,000	1,614,467
#144A 5.875% 6/15/21	565,000	601,327
#144A 6.02% 6/15/26	1,520,000	1,649,539
#144A 7.125% 6/15/24	585,000	649,819
Diebold Nixdorf 8.50% 4/15/24	1,375,000	1,472,969
EMC 2.65% 6/1/20	448,000	437,593
NCR
5.00% 7/15/22	373,000	382,325
6.375% 12/15/23	130,000	140,075
Western Digital
#144A 7.375% 4/1/23	773,000	852,233
#144A 10.50% 4/1/24	1,216,000	1,440,960

		9,796,335

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Textiles, Apparel & Luxury Goods–0.00%
Levi Strauss 5.00% 5/1/25	25,000	$25,125

		25,125

Thrift & Mortgage Finance–0.28%
Nationstar Mortgage
6.50% 7/1/21	527,000	536,223
6.50% 6/1/22	173,000	173,000
7.875% 10/1/20	565,000	587,600
9.625% 5/1/19	1,058,000	1,110,900

		2,407,723

Trading Companies & Distributors–1.74%
#Ahern Rentals 144A 7.375% 5/15/23	1,159,000	979,355
Aircastle
5.00% 4/1/23	1,202,000	1,229,045
5.125% 3/15/21	202,000	215,887
6.25% 12/1/19	803,000	869,247
Ashtead Capital
#144A 5.625% 10/1/24	1,155,000	1,215,638
#144A 6.50% 7/15/22	625,000	657,813
Global Partners
6.25% 7/15/22	697,000	671,295
7.00% 6/15/23	250,000	242,500
H&E Equipment Services 7.00% 9/1/22	760,000	803,700
HD Supply
#144A 5.25% 12/15/21	879,000	930,641
#144A 5.75% 4/15/24	775,000	820,105
United Rentals North America
4.625% 7/15/23	570,000	583,537
5.50% 5/15/27	260,000	258,375
5.75% 11/15/24	1,830,000	1,930,650
6.125% 6/15/23	1,943,000	2,069,295
#Univar USA 144A 6.75% 7/15/23	758,000	786,425
#WESCO Distribution 144A 5.375% 6/15/24	870,000	874,150

		15,137,658

Wireless Telecommunication Services–4.31%
#SoftBank Group 144A 4.50% 4/15/20	1,615,000	1,659,413
Sprint
7.125% 6/15/24	2,422,000	2,500,715
7.25% 9/15/21	1,718,000	1,829,670
7.625% 2/15/25	1,479,000	1,558,496
7.875% 9/15/23	2,217,000	2,372,190
Sprint Capital
6.875% 11/15/28	313,000	309,870
8.75% 3/15/32	2,422,000	2,670,255
Sprint Communications
6.00% 11/15/22	1,190,000	1,201,900
#144A 7.00% 3/1/20	2,752,000	2,992,800
7.00% 8/15/20	1,250,000	1,328,263
8.375% 8/15/17	322,000	334,477
#144A 9.00% 11/15/18	1,876,000	2,072,980

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
Sprint Communications (continued)
11.50% 11/15/21	90,000	$110,925
#Sprint Spectrum 144A 3.36% 9/20/21	1,090,000	1,094,763
T-Mobile USA
5.25% 9/1/18	476,000	483,735
6.00% 3/1/23	1,054,000	1,115,923
6.00% 4/15/24	1,624,000	1,715,350
6.125% 1/15/22	951,000	1,005,682
6.25% 4/1/21	793,000	826,703
6.375% 3/1/25	414,000	443,497
6.50% 1/15/24	129,000	138,675
6.50% 1/15/26	755,000	818,231
6.625% 11/15/20	1,560,000	1,597,050
6.625% 4/1/23	1,129,000	1,199,563
6.633% 4/28/21	941,000	984,521
6.731% 4/28/22	1,857,000	1,945,207
6.836% 4/28/23	1,089,000	1,169,314
West
#144A 4.75% 7/15/21	550,000	563,750
#144A 5.375% 7/15/22	1,520,000	1,474,400

		37,518,318

Total Corporate Bonds (Cost $762,975,777).		772,480,814

«SENIOR SECURED LOANS–5.41%
Alon USA Partners Tranche B 1st Lien 9.25% 11/13/18	69,333	69,160
Avago Technologies Cayman Finance Tranche B3 1st Lien 3.704% 2/1/23	1,292,214	1,312,650
Avaya 1st Lien 6.25% 5/29/20	250,825	218,846
Avaya Tranche B-3 1st Lien 5.39% 10/26/17	280,000	244,652
Avaya Tranche B6 6.50% 3/31/18	585,000	512,606
Berry Plastics Group Tranche G 1st Lien 3.50% 1/6/21	255,000	257,020
Berry Plastics Group Tranche H 1st Lien 3.75% 10/1/22	235,683	238,372
California Resources 1st Lien 11.375% 12/31/21	1,229,000	1,367,773
Chesapeake Energy 1st Lien 8.50% 8/23/21	2,499,009	2,727,043
Cincinnati Bell Tranche B 1st Lien 4.00% 9/10/20	248,907	250,352

LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Concordia International Tranche B 1st Lien 5.25% 10/21/21	1,020,347	$801,824
Consolidated Communications 4.00% 10/5/23	578,000	582,543
Cortes NP Intermediate Holding II Tranche B 1st Lien 6.00% 11/30/23	768,146	779,668
Delta 2 Lux 1st Lien 4.75% 7/30/21	550,000	556,402
Delta 2 Lux Tranche B 2nd Lien 7.75% 7/29/22	825,000	833,250
Dole Food Tranche B 1st Lien 6.00% 11/1/18	733,385	738,885
Drillship Ocean Ventures Tranche B 1st Lien 5.50% 7/25/21	360,553	287,014
Dynegy Finance IV 1st Lien 5.00% 6/27/23	1,690,000	1,714,294
EP Energy 2nd Lien 9.75% 6/30/21	2,036,000	2,135,255
FCA US Tranche B 1st Lien 3.50% 5/24/17	396,118	397,726
FGI Operating Tranche B 1st Lien 5.50% 4/19/19	331,946	316,731
Fieldwood Energy 2nd Lien 8.375% 9/30/20	720,000	514,800
First Data Tranche B 1st Lien 3.756% 7/10/22	1,131,713	1,145,508
Floatel International Tranche B 1st Lien 6.00% 6/27/20	496,500	405,579
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19	354,736	356,090
Genesys Telecommunications Laboratories Tranche B 1st Lien 6.25% 12/2/23	354,000	361,191
Go Daddy Operating Tranche B 1st Lien 4.25% 5/13/21	395,850	400,650
Graton Economic Development Authority 1st Lien 4.52% 9/1/22	781,932	789,752
Gray Television 1st Lien 3.959% 6/13/21	255,000	259,463
Gulf Finance Tranche B 1st Lien 6.25% 8/25/23	4,124,663	4,155,385
iHeartCommunications Tranche D 1st Lien 7.52% 1/30/19	2,532,692	2,070,476
iHeartCommunications Tranche E 1st Lien 8.27% 7/30/19	850,642	696,106

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Intrawest Operations Group 5.00% 12/9/20	243,999	$247,556
J Crew Group Tranche B 1st Lien 4.00% 3/5/21	2,084,111	1,195,758
Landry’s 4.00% 10/4/23	478,800	484,402
MEG Energy Tranche B 1st Lien 3.75% 3/31/20	79,594	77,654
MGOC 1st Lien 4.00% 7/31/20	226,869	227,189
Microsemi Tranche B 1st Lien 3.75% 1/15/23	519,519	525,429
Moran Foods Tranche B 1st Lien 7.00% 12/5/23	2,200,000	2,200,000
MTL Publishing Tranche B3 1st Lien 2.75% 8/20/22	242,948	244,822
NXP Tranche B1 1st Lien 3.405% 12/7/20	178,708	179,903
ON Semiconductor Tranche B 1st Lien 4.02% 3/31/23	501,743	509,043
Peabody Energy Tranche B 1st Lien 4.25% 9/24/20	568,601	556,660
Petsmart 1st Lien 4.00% 3/10/22	591,000	593,485
Pinnacle Foods Finance 1st Lien 3.506% 1/13/23	509,850	518,879
Quest Software Holdings 1st Lien 7.00% 10/31/22	500,000	507,503
Revlon Consumer Products Tranche B 1st Lien 4.27% 9/7/23	1,470,331	1,487,702
Rite Aid 2nd Lien
4.875% 6/21/21	1,038,889	1,045,870
5.75% 8/21/20	155,000	156,388
‡Sabine Oil & Gas 2nd Lien 12.00% 12/31/18	302,294	11,714
Scientific Games International 1st Lien 6.00% 10/18/20	315,737	320,309
Sears Roebuck Acceptance Tranche B 1st Lien 5.50% 6/30/18	790,550	760,410
Shelf Drilling MidCo PIK 1st Lien 10.00% 10/8/18	300,000	219,000
SolarWinds Holdings Tranche B 1st Lien 5.50% 2/5/23	159,200	161,432
Syniverse Holdings 1st Lien 4.00% 4/23/19	501,190	440,295
Tribune Media 1st Lien 3.77% 12/27/20	1,120,406	1,131,750
UPC Financing Partnership 1st Lien 4.08% 8/31/24	1,491,935	1,509,883

LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
=‡Vertis 1st Lien 14.25% 3/20/17	243,194	$0
Viskase Tranche B 1st Lien 4.484% 1/30/21	830,072	794,794
Vistra Operations Tranche B 1st Lien 5.00% 8/4/23	1,523,529	1,544,127
Vistra Operations Tranche C 1st Lien 5.00% 8/4/23	347,471	352,169
Western Refining 5.50% 6/23/23	997,500	1,004,358
XPO Logistics Tranche B2 1st Lien 4.25% 10/30/21	581,292	589,785

Total Senior Secured Loans (Cost $48,182,396)		47,095,335

	Number of Shares

COMMON STOCK–0.47%
†Dynegy	1,250	10,575
†=Escrow General Motors	400,000	0
†=General Motors Escrow	325,000	0
†General Motors Liquidation Escrow	425,000	0
†NII Holdings	84,804	182,329
†=Penn Virginia	7,023	344,127
†Penn Virginia (New)	5,667	277,683
†=Texas Competitive Electric Holding Escrow	6,255,000	231,435
†=Texas Competitive Electric Holding Escrow (Nonext)	1,920,000	71,040

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Vistra Energy	188,914	$2,928,167

Total Common Stock (Cost $4,863,753)		4,045,356

PREFERRED STOCK–0.82%
•Bank of America 6.10%	1,201,000	1,209,107
•Hartford Financial Services Group 7.875%	5,600	165,928
#•ILFC E-Capital Trust I 144A 4.67%	3,320,000	2,921,600
#•ILFC E-Capital Trust II 144A 4.92%	1,886,000	1,669,110
•XLIT 4.00%	1,505	1,162,613

Total Preferred Stock (Cost $6,675,844)		7,128,358

MONEY MARKET FUND–3.48%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	30,310,107	30,310,107

Total Money Market Fund (Cost $30,310,107).		30,310,107

TOTAL VALUE OF SECURITIES–99.03% (Cost $853,373,387)	861,445,970
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.97%	8,461,878

NET ASSETS APPLICABLE TO 80,701,137 SHARES OUTSTANDING–100.00%	$869,907,848

NET ASSET VALUE PER SHARE–LVIP JP MORGAN HIGH YIELD FUND STANDARD CLASS ($688,620,467 / 63,880,623 Shares)	$10.780
NET ASSET VALUE PER SHARE–LVIP JP MORGAN HIGH YIELD FUND SERVICE CLASS ($181,287,381 / 16,820,514 Shares)	$10.778

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$886,607,165
Undistributed net investment income	3,501,455
Accumulated net realized loss on investments	(28,273,355)
Net unrealized appreciation of investments.	8,072,583

Total net assets	$869,907,848

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $357,086,346, which represents 41.05% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

«	Includes, $1,136,925 payable for fund shares redeemed, $470,110 due to manager and affiliates, $739,073 cash due to custodian and $3,520,583 payable for securities purchased as of December 31, 2016.

LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $664,771, which represents 0.08% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

°	Principal amount shown is stated in U.S. dollars.

‡	Non-income producing security. Security is currently in default.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2016.

Summary of Abbreviations:

IT–Information Technology

PIK–Payment-in-kind

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$51,752,356
Dividends	675,051

52,427,407

EXPENSES:
Management fees	5,164,084
Distribution fees-Service Class	417,539
Accounting and administration expenses	201,719
Professional fees	59,958
Pricing fees	59,127
Reports and statements to shareholders	54,896
Trustees’ fees and expenses	21,206
Custodian fees	13,031
Consulting fees	2,289
Other	10,943

6,004,792

Less management fees waived	(284,507)

Total operating expenses	5,720,285

NET INVESTMENT INCOME	46,707,122

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from investments	(20,443,373)
Net change in unrealized appreciation (depreciation) of investments	77,421,172

NET REALIZED AND UNREALIZED GAIN	56,977,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,684,921

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income.	$46,707,122	$39,381,587
Net realized loss	(20,443,373)	(7,721,108)
Net change in unrealized appreciation (depreciation)	77,421,172	(62,428,595)

Net increase (decrease) in net assets resulting from operations	103,684,921	(30,768,116)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(36,564,581)	(32,772,302)
Service Class	(8,870,916)	(7,713,348)
Net realized gain:
Standard Class	—	(2,815,989)
Service Class	—	(815,519)

	(45,435,497)	(44,117,158)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	80,835,985	182,031,504
Service Class	61,707,607	67,229,849
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	36,564,581	35,588,291
Service Class	8,870,916	8,528,867

	187,979,089	293,378,511

Cost of shares redeemed:
Standard Class	(100,477,627)	(59,813,010)
Service Class	(53,248,765)	(61,469,400)

	(153,726,392)	(121,282,410)

Increase in net assets derived from capital share transactions	34,252,697	172,096,101

NET INCREASE IN NET ASSETS	92,502,121	97,210,827
NET ASSETS:
Beginning of year	777,405,727	680,194,900

End of year	$869,907,848	$777,405,727

Undistributed net investment income	$3,501,455	$2,229,830

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.026	$11.082	$11.304	$11.123	$10.139

Income (loss) from investment operations:
Net investment income[1]	0.613	0.618	0.609	0.639	0.681
Net realized and unrealized gain (loss)	0.743	(1.051)	(0.290)	0.090	0.825

Total from investment operations	1.356	(0.433)	0.319	0.729	1.506

Less dividends and distributions from:
Net investment income	(0.602)	(0.565)	(0.502)	(0.546)	(0.522)
Net realized gain	—	(0.058)	(0.039)	(0.002)	—

Total dividends and distributions	(0.602)	(0.623)	(0.541)	(0.548)	(0.522)

Net asset value, end of period	$10.780	$10.026	$11.082	$11.304	$11.123

Total return[2]	13.58%	(3.94% )	2.84%	6.57%	14.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$688,621	$625,243	$526,920	$404,998	$207,465
Ratio of expenses to average net assets	0.65%	0.65%	0.67%	0.71%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.68%	0.68%	0.70%	0.73%	0.75%
Ratio of net investment income to average net assets	5.75%	5.56%	5.23%	5.55%	6.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.72%	5.53%	5.20%	5.53%	6.22%
Portfolio turnover	45%	36%	37%	33%	36%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.026	$11.080	$11.302	$11.122	$10.143

Income (loss) from investment operations:
Net investment income[1]	0.587	0.590	0.579	0.609	0.652
Net realized and unrealized gain (loss)	0.740	(1.049)	(0.289)	0.090	0.825

Total from investment operations	1.327	(0.459)	0.290	0.699	1.477

Less dividends and distributions from:
Net investment income	(0.575)	(0.537)	(0.473)	(0.517)	(0.498)
Net realized gain	—	(0.058)	(0.039)	(0.002)	—

Total dividends and distributions	(0.575)	(0.595)	(0.512)	(0.519)	(0.498)

Net asset value, end of period	$10.778	$10.026	$11.080	$11.302	$11.122

Total return[2]	13.29%	(4.17% )	2.58%	6.31%	14.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$181,287	$152,163	$153,275	$149,361	$130,206
Ratio of expenses to average net assets	0.90%	0.90%	0.92%	0.96%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.93%	0.93%	0.95%	0.98%	1.00%
Ratio of net investment income to average net assets	5.50%	5.31%	4.98%	5.30%	5.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.47%	5.28%	4.95%	5.28%	5.97%
Portfolio turnover	45%	36%	37%	33%	36%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 ( the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $250 million. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$42,202
Legal	9,644

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $40,752 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$432,712
Distribution fees payable to LFD	37,398

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$397,316,929
Sales	348,262,626

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$854,069,251

Aggregate unrealized appreciation	$29,169,257
Aggregate unrealized depreciation	(21,792,538)

Net unrealized appreciation	$7,376,719

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Convertible Bond	$—	$386,000	$—	$386,000
Corporate Bonds	—	772,462,645	18,169	772,480,814
Senior Secured Loans	—	47,095,335	—	47,095,335
Common Stock
Automobiles	—	—	—	—
Electric Utilities	2,928,167	—	302,475	3,230,642
Independent Power & Renewable Electricity Producers	10,575	—	—	10,575
Oil, Gas & Consumable Fuels	277,683	344,127	—	621,810
Wireless Telecommunication Services	182,329	—	—	182,329
Preferred Stock	165,928	6,962,430	—	7,128,358
Money Market Fund	30,310,107	—	—	30,310,107

Total	$33,874,789	$827,250,537	$320,644	$861,445,970

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$45,435,497	$40,934,319
Long-term capital gain	—	3,182,839

Total	$45,435,497	$44,117,158

LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$886,607,165
Undistributed ordinary income	3,501,455
Capital loss carryforward	(27,577,491)
Net unrealized depreciation	7,376,719

Net assets	$869,907,848

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short Term	Long Term	Total
$4,118,681	$23,458,810	$27,577,491

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	7,466,951	16,689,285
Service Class	5,821,815	6,049,249
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,416,398	3,511,828
Service Class	828,768	839,514

	17,533,932	27,089,876

Shares redeemed:
Standard Class	(9,362,751)	(5,388,496)
Service Class	(5,007,132)	(5,545,154)

	(14,369,883)	(10,933,650)

Net increase	3,164,049	16,156,226

7. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities are identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP JPMorgan High Yield Fund–27

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan High Yield Fund–28

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan High Yield Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan High Yield Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan High Yield Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP JPMorgan High Yield Fund–30

LVIP JPMorgan High Yield Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver on assets over $250 million through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was below the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JP Morgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board reviewed the services provided by JP Morgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar High Yield Bond funds category and the Barclays US High Yield 2% Issuer Cap TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s high quality bias and security selection in certain sectors. The Board concluded that the services provided by JP Morgan were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains a breakpoint, and noted that the subadvisory fee schedule was higher than but within range of two similar funds sub-advised by JP Morgan. The Board considered that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Funds. The Board noted JP Morgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees. The Board noted the subadvisory fee schedules were negotiated between LIAC and JP Morgan, an unaffiliated third party, and that LIAC compensated JP Morgan from its fees.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP JPMorgan High Yield Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP JPMorgan High Yield Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP JPMorgan High Yield Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP JPMorgan High Yield Fund–34

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

(formerly LVIP JPMorgan Mid Cap Value Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP JPMorgan Select Mid Cap Value

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: JPMorgan Asset Management

             SSGA Funds Management, Inc.

The Fund returned 10.01% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell Midcap® Value Index1, returned 20.00%.

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors, including the sudden devaluation of the Chinese renminbi (RMB), crude oil prices falling below $30.00 a barrel, fears of a global economic slowdown and the unexpected vote by the citizens of the United Kingdom to “leave” the European Union (E.U.). However, improvement in global economic growth, recovering commodity prices and the realization that “Brexit” was a political crisis rather than a financial one contributed to equity markets stabilizing. Improving sentiment led to a shift in market leadership from the defensive to the cyclical sectors. The rotation into cyclicals intensified due to surprising year-end election results.

The Fund underperformed the Russell Midcap Value Index during the year. The combination of weak stock selection as well as our underweight position in the materials and industrials sectors detracted from results. In these more cyclical areas of the market, the underperformance is mainly a story of what we do not own, rather than what we do own. We seek a less risky approach to these cyclical parts of the market by investing in companies with relatively more steady earnings patterns, healthy balance sheets, high levels of sustainable free cash flow, and management teams with an eye towards capital allocation. Strong stock selection in utilities and information technology contributed to Fund results.

Two stock-specific detractors from performance for the year were Kroger and Coty. Investors were concerned that the combination of deflation in food-at-home pricing and rising labor costs has the potential to create a difficult operating environment for grocers. Amidst this backdrop, shares of Kroger were under pressure for most of the year. However, Kroger enjoyed somewhat of a relief rally following the election as investors began to believe in reflation. Our positive outlook is based on the fact that Kroger has been investing in its omni-channel platform, growing its organic food selection, and successfully winning market share from its main competitors. Coty slid following weak third-quarter earnings results. The company attributed weakness to the acquisition of several Procter & Gamble beauty brands, coupled with a previously announced management transition. In our view, Coty has an attractive portfolio of brands, including OPI, CoverGirl and Calvin Klein fragrances. We are impressed with management and believe that the company has the ability to grow its top and bottom lines over time.

On the positive side, we benefited from our exposure to financials, which represent the largest absolute weight in the Fund. Fifth Third Bancorp rallied along with other financials towards year-end as shares reacted positively to the U.S. presidential election. Investors are optimistic about higher interest rates, a less burdensome regulatory environment, and corporate tax reform under the new administration. The company also launched an initiative, which aims to improve pre-tax income over the next three years through a combination of expense savings and increased revenue. We like Fifth Third Bancorp’s steady progress in its core banking business and management’s commitment to returning capital to shareholders.

On a stock specific basis, Energen was also a top contributor to results in the year. Energen shares benefited from the recovery in crude oil prices throughout the year. Over the past five years, Energen has transitioned from a growth-by-acquisition story to a company focused on growing organically. Subsequent to the sale of its distribution business, Energen has formed itself into a pure-play Permian basin upstream business. We continue to have an optimistic view on Energen given its excellent acreage and inventory depth in the well-located Permian basin.

Fund performance was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Amritansh Tewary Alex Zeng
JPMorgan Investment Management, Inc.:	Jason Alonzo Gloria Fu Phillip D. Hart Pavel Vaynshtok Lawrence Playford Jonathan K.L. Simon Dennis S. Ruhl

SSGA Funds Management, Inc.:	Timothy Furbush Lorne Johnson Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–1

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,920. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $20,776. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	10.01%
Five Years	+	9.16%
Ten Years	+	4.76%

Service Class Shares
One Year	+	9.72%
Five Years	+	8.89%
Inception (4/30/07)	+	4.32%

[1]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-adviser.

Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-adviser.

Commencing after close of business on September 21, 2012, J.P. Morgan Investment Management Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisers.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–2

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,062.90	0.77%	$3.99
Service Class Shares	1,000.00	1,061.60	1.02%	5.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.27	0.77%	$3.91
Service Class Shares	1,000.00	1,020.01	1.02%	5.18

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–3

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	89.79%

Aerospace & Defense	0.67%
Airlines	0.69%
Auto Components	0.62%
Automobiles	0.34%
Banks	7.60%
Beverages	1.35%
Biotechnology	0.51%
Building Products	0.55%
Capital Markets	3.79%
Chemicals	0.83%
Commercial Services & Supplies	0.18%
Communications Equipment	0.73%
Construction & Engineering	0.47%
Consumer Finance	0.96%
Containers & Packaging	2.56%
Distributors	0.58%
Diversified Consumer Services	0.01%
Diversified Financial Services	0.08%
Diversified Telecommunication Services	0.49%
Electric Utilities	2.70%
Electrical Equipment	1.88%
Electronic Equipment, Instruments & Components	3.10%
Energy Equipment & Services	0.91%
Equity Real Estate Investment Trusts	7.86%
Food & Staples Retailing	1.54%
Food Products	1.59%
Gas Utilities	0.88%
Health Care Equipment & Supplies	0.58%
Health Care Providers & Services	3.98%
Hotels, Restaurants & Leisure	1.41%
Household Durables	2.14%
Household Products	0.38%
Independent Power & Renewable Electricity Producers	0.13%
Industrial Conglomerates	0.77%
Insurance	6.92%
Internet & Direct Marketing Retail	1.01%
Internet Software & Services	0.74%
IT Services	1.51%
Leisure Products	0.02%

Security Type/Sector	Percentage of Net Assets
Machinery	2.45%
Media	1.67%
Metals & Mining	0.34%
Mortgage Real Estate Investment Trusts	0.23%
Multiline Retail	1.43%
Multi-Utilities	3.76%
Oil, Gas & Consumable Fuels	5.47%
Personal Products	1.35%
Pharmaceuticals	0.48%
Professional Services	0.21%
Real Estate Management & Development	0.26%
Road & Rail	0.02%
Semiconductors & Semiconductor Equipment	1.91%
Software	1.26%
Specialty Retail	2.93%
Technology Hardware, Storage & Peripherals	0.93%
Textiles, Apparel & Luxury Goods	1.09%
Trading Companies & Distributors	0.92%
Wireless Telecommunication Services	0.02%
Money Market Fund	9.82%
Total Value of Securities	99.61%
Receivables and Other Assets Net of Liabilities	0.39%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Energen	1.44%
EQT	1.32%
Loews	1.23%
Mohawk Industries	1.13%
M&T Bank	1.11%
Edison International	1.01%
Fifth Third Bancorp	0.98%
SunTrust Banks	0.92%
Arrow Electronics	0.92%
WestRock	0.91%
Total	10.97%

IT–Information Technology

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–4

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–89.79%
Aerospace & Defense–0.67%
Curtiss-Wright	7,100	$698,356
HEICO Class A	5,000	339,500
Huntington Ingalls Industries	8,835	1,627,319
L-3 Communications Holdings	4,840	736,212
Northrop Grumman	1,280	297,702
Spirit AeroSystems Holdings Class A	6,180	360,603

		4,059,692

Airlines–0.69%
Copa Holdings Class A	900	81,747
Delta Air Lines	28,800	1,416,672
†JetBlue Airways	21,110	473,286
†United Continental Holdings	29,950	2,182,756

		4,154,461

Auto Components–0.62%
BorgWarner	87,484	3,450,369
Visteon	3,750	301,275

		3,751,644

Automobiles–0.34%
General Motors	33,000	1,149,720
Thor Industries	9,100	910,455

		2,060,175

Banks–7.60%
Bank of America	157,400	3,478,540
Citigroup	51,500	3,060,645
Citizens Financial Group	109,860	3,914,312
Comerica	2,600	177,086
East West Bancorp	4,700	238,901
Fifth Third Bancorp	219,185	5,911,419
First Republic Bank	42,511	3,916,964
Huntington Bancshares	226,242	2,990,919
Investors Bancorp	94,744	1,321,679
KeyCorp	8,500	155,295
M&T Bank	43,099	6,741,977
PNC Financial Services Group	17,000	1,988,320
Popular	41,600	1,822,912
Regions Financial	54,940	788,938
†Signature Bank	1,000	150,200
SunTrust Banks	101,833	5,585,540
†SVB Financial Group	1,950	334,737
Synovus Financial	9,300	382,044
Wells Fargo & Co.	21,000	1,157,310
Zions Bancorporation	42,951	1,848,611

		45,966,349

Beverages–1.35%
Constellation Brands Class A	22,476	3,445,796
Dr Pepper Snapple Group	52,102	4,724,088

		8,169,884

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology–0.51%
†ACADIA Pharmaceuticals	2,200	$63,448
†Alkermes	3,300	183,414
†Alnylam Pharmaceuticals	3,700	138,528
Amgen	4,200	614,082
†BioMarin Pharmaceutical	2,700	223,668
Gilead Sciences	18,400	1,317,624
†Incyte	3,300	330,891
†Intercept Pharmaceuticals	800	86,920
†Neurocrine Biosciences	1,400	54,180
†Seattle Genetics	1,400	73,878

		3,086,633

Building Products–0.55%
Fortune Brands Home & Security	62,512	3,341,892

		3,341,892

Capital Markets–3.79%
Ameriprise Financial	27,809	3,085,130
Goldman Sachs Group	4,400	1,053,580
Intercontinental Exchange	4,400	248,248
Invesco	124,235	3,769,290
Lazard Class A	1,610	66,155
Morgan Stanley	33,200	1,402,700
MSCI	14,090	1,110,010
Nasdaq	1,260	84,571
Northern Trust	47,370	4,218,299
Raymond James Financial	54,618	3,783,389
T. Rowe Price Group	54,244	4,082,403

		22,903,775

Chemicals–0.83%
Cabot	28,290	1,429,777
Huntsman	36,060	688,025
LyondellBasell Industries Class A	5,600	480,368
Sherwin-Williams	9,057	2,433,978

		5,032,148

Commercial Services & Supplies–0.18%
KAR Auction Services.	24,710	1,053,140
LSC Communications	312	9,260
Pitney Bowes	3,300	50,127

		1,112,527

Communications Equipment–0.73%
†ARRIS International	24,660	743,006
†CommScope Holding	92,769	3,451,007
†F5 Networks	1,750	253,260

		4,447,273

Construction & Engineering–0.47%
Fluor	2,680	140,754
†Jacobs Engineering Group.	17,940	1,022,580
KBR	77,600	1,295,144
†Quanta Services	5,500	191,675

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–5

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Construction & Engineering (continued)
Valmont Industries	1,200	$169,080

		2,819,233

Consumer Finance–0.96%
Ally Financial	147,145	2,798,698
Capital One Financial	1,000	87,240
Discover Financial Services	22,160	1,597,514
Navient	19,000	312,170
Synchrony Financial	27,520	998,150

		5,793,772

Containers & Packaging–2.56%
Avery Dennison	4,290	301,244
Ball	62,589	4,698,556
†Berry Plastics Group	19,100	930,743
†Crown Holdings	6,520	342,756
International Paper	7,480	396,889
Sealed Air	2,530	114,710
Silgan Holdings	62,848	3,216,561
WestRock	108,178	5,492,197

		15,493,656

Distributors–0.58%
Genuine Parts	36,458	3,483,197

		3,483,197

Diversified Consumer Services–0.01%
Graham Holdings	175	89,591

		89,591

Diversified Financial Services–0.08%
Voya Financial	12,400	486,328

		486,328

Diversified Telecommunication Services–0.49%
AT&T	21,900	931,407
CenturyLink	21,450	510,081
Verizon Communications	28,300	1,510,654

		2,952,142

Electric Utilities–2.70%
Alliant Energy	6,060	229,613
American Electric Power	100	6,296
Edison International	85,274	6,138,875
Entergy	6,120	449,636
FirstEnergy	11,500	356,155
Great Plains Energy	5,200	142,220
NextEra Energy	7,100	848,166
Pinnacle West Capital	620	48,379
Portland General Electric	8,100	350,973
Westar Energy	42,940	2,419,669
Xcel Energy	131,598	5,356,039

		16,346,021

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–1.88%
AMETEK	86,973	$4,226,888
EnerSys	7,500	585,750
Hubbell	36,044	4,206,335
Regal Beloit	34,278	2,373,752

		11,392,725

Electronic Equipment, Instruments & Components–3.10%
Amphenol Class A	69,168	4,648,090
†Arrow Electronics	78,188	5,574,804
Avnet	6,100	290,421
CDW	72,167	3,759,179
Corning	27,300	662,571
†Fitbit Class A	11,900	87,108
†Keysight Technologies	102,843	3,760,969

		18,783,142

Energy Equipment & Services–0.91%
Baker Hughes	33,920	2,203,782
†Dril-Quip	2,800	168,140
Ensco Class A	43,800	425,736
†FMC Technologies	19,800	703,494
Nabors Industries	23,200	380,480
†Rowan	30,010	566,889
Schlumberger	8,884	745,812
†Seadrill	25,100	85,591
Superior Energy Services	12,500	211,000

		5,490,924

Equity Real Estate Investment Trusts–7.86%
American Campus Communities	44,320	2,205,806
American Homes 4 Rent Class A	99,014	2,077,314
Apartment Investment & Management	4,630	210,434
Apple Hospitality	44,800	895,104
AvalonBay Communities	20,496	3,630,866
Boston Properties	27,509	3,460,082
Brandywine Realty Trust	37,000	610,870
Brixmor Property Group	140,540	3,431,987
Columbia Property Trust	15,700	339,120
Corporate Office Properties Trust	14,000	437,080
Crown Castle International	1,550	134,494
CyrusOne	900	40,257
Digital Realty Trust	920	90,399
Douglas Emmett	2,560	93,594
DuPont Fabros Technology	5,900	259,187
Equinix	4,920	1,758,457
†Equity Commonwealth	45,660	1,380,758
Equity LifeStyle Properties	3,830	276,143
Essex Property Trust	8,901	2,069,483
General Growth Properties	68,835	1,719,498
HCP	24,298	722,137
Hospitality Properties Trust	9,400	298,356
Kimco Realty	142,034	3,573,575
Liberty Property Trust	3,600	142,200

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–6

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Mid-America Apartment Communities	4,399	$430,770
Outfront Media	101,768	2,530,970
Piedmont Office Realty Trust Class A	30,900	646,119
Rayonier	89,939	2,392,377
Regency Centers	37,202	2,565,078
Retail Properties of America	11,800	180,894
SL Green Realty	250	26,888
Spirit Realty Capital	35,000	380,100
Taubman Centers	2,190	161,907
Ventas	300	18,756
Vornado Realty Trust	43,481	4,538,112
Welltower	1,130	75,631
Weyerhaeuser	96,684	2,909,222
WP Carey ADR	13,990	826,669

		47,540,694

Food & Staples Retailing–1.54%
CVS Health	4,900	386,659
Kroger	148,976	5,141,162
†Rite Aid	174,952	1,441,604
Sysco	24,600	1,362,102
†US Foods Holding	6,500	178,620
Wal-Mart Stores	12,000	829,440

		9,339,587

Food Products–1.59%
Archer-Daniels-Midland	37,900	1,730,135
Ingredion	11,170	1,395,803
Pilgrim’s Pride	60,400	1,146,996
†TreeHouse Foods	34,843	2,515,316
Tyson Foods Class A	45,840	2,827,411

		9,615,661

Gas Utilities–0.88%
National Fuel Gas	67,163	3,804,112
UGI	32,570	1,500,826

		5,304,938

Health Care Equipment & Supplies–0.58%
Hill-Rom Holdings	15,300	858,942
†Hologic	38,290	1,536,195
Zimmer Biomet Holdings	10,610	1,094,952

		3,490,089

Health Care Providers & Services–3.98%
Aetna	6,400	793,664
AmerisourceBergen	57,203	4,472,703
Anthem	1,700	244,409
†Centene	6,742	380,990
Cigna	23,704	3,161,877
†Express Scripts Holding	16,700	1,148,793
†HCA Holdings	1,100	81,422
†Henry Schein	22,409	3,399,669

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
Humana	24,536	$5,006,080
†Premier Class A	22,600	686,136
†Tenet Healthcare	21,850	324,254
UnitedHealth Group	4,900	784,196
Universal Health Services Class B	24,888	2,647,585
†WellCare Health Plans	7,050	966,414

		24,098,192

Hotels, Restaurants & Leisure–1.41%
Brinker International	5,900	292,227
Darden Restaurants	1,925	139,986
Hilton Worldwide Holdings	183,458	4,990,058
International Game Technology	46,600	1,189,232
Marriott International Class A	14,511	1,199,769
McDonald’s	1,500	182,580
Vail Resorts	3,300	532,323

		8,526,175

Household Durables–2.14%
DR Horton	39,675	1,084,318
†Mohawk Industries	34,089	6,806,892
Newell Brands	113,129	5,051,210

		12,942,420

Household Products–0.38%
Energizer Holdings	52,262	2,331,408

		2,331,408

Independent Power & Renewable Electricity Producers–0.13%
AES	53,900	626,318
NRG Energy	14,500	177,770

		804,088

Industrial Conglomerates–0.77%
Carlisle	42,122	4,645,635

		4,645,635

Insurance–6.92%
†Alleghany	3,887	2,363,762
Allied World Assurance Holdings	5,660	303,999
Allstate	12,300	911,676
American Financial Group	5,770	508,452
American International Group	17,600	1,149,456
American National Insurance	400	49,844
Aon	1,820	202,985
†Arch Capital Group	1,340	115,629
Aspen Insurance Holdings	2,770	152,350
Assurant	2,790	259,079
Assured Guaranty	25,370	958,225
Axis Capital Holdings	9,900	646,173
Chubb	15,301	2,021,568
Endurance Specialty Holdings	1,670	154,308
Everest Re Group	4,100	887,240
First American Financial	1,300	47,619

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–7

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
FNF Group	1,150	$39,054
Hanover Insurance Group	5,960	542,420
Hartford Financial Services Group	109,494	5,217,389
Loews	159,133	7,452,198
Marsh & McLennan	64,114	4,333,465
Principal Financial Group	3,400	196,724
Progressive	55,722	1,978,131
Prudential Financial	4,900	509,894
RenaissanceRe Holdings	1,400	190,708
Torchmark	8,830	651,301
Travelers	1,700	208,114
Unum Group	75,673	3,324,315
Validus Holdings	4,500	247,545
WR Berkley	26,451	1,759,256
Xl Group	120,024	4,472,094

		41,854,973

Internet & Direct Marketing Retail–1.01%
Expedia	45,440	5,147,443
†Groupon	13,020	43,226
†Liberty Interactive Corp. QVC Group Class A	45,900	917,082

		6,107,751

Internet Software & Services–0.74%
†eBay	59,100	1,754,679
†InterActiveCorp	15,000	971,850
†Match Group	78,970	1,350,387
†Yelp	10,400	396,552

		4,473,468

IT Services–1.51%
†CoreLogic	17,500	644,525
Jack Henry & Associates	55,432	4,921,253
Mastercard Class A	1,700	175,525
Science Applications International	1,900	161,120
†Teradata	3,400	92,378
Total System Services	6,700	328,501
†Vantiv Class A	20,470	1,220,421
Western Union	4,000	86,880
Xerox	174,680	1,524,956

		9,155,559

Leisure Products–0.02%
Hasbro	1,400	108,906

		108,906

Machinery–2.45%
Crane	12,070	870,488
IDEX	47,208	4,251,552
Illinois Tool Works	9,200	1,126,632
Parker-Hannifin	10,950	1,533,000
†Rexnord	115,193	2,256,631

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Snap-on	27,896	$4,777,748

		14,816,051

Media–1.67%
CBS Class B	53,675	3,414,804
†Discovery Communications Class C	2,730	73,109
†DISH Network Class A	72,266	4,186,369
Interpublic Group	10,390	243,230
Sirius XM Holdings	157,200	699,540
TEGNA	69,465	1,485,856

		10,102,908

Metals & Mining–0.34%
Newmont Mining	7,500	255,525
Reliance Steel & Aluminum	2,650	210,781
Steel Dynamics	45,040	1,602,523

		2,068,829

Mortgage Real Estate Investment Trusts–0.23%
Agnc Investment	8,100	146,853
Annaly Capital Management	1,930	19,242
Chimera Investment	35,500	604,210
Two Harbors Investment	69,500	606,040

		1,376,345

Multiline Retail–1.43%
Kohl’s	87,854	4,338,231
Macy’s	24,130	864,095
Nordstrom.	71,499	3,426,947

		8,629,273

Multi-Utilities–3.76%
Ameren	3,750	196,725
CenterPoint Energy	194,012	4,780,456
CMS Energy	125,950	5,242,039
Consolidated Edison	2,770	204,094
DTE Energy	4,830	475,803
MDU Resources Group	30,900	888,993
Public Service Enterprise Group	7,220	316,814
SCANA	8,800	644,864
Sempra Energy	51,284	5,161,222
WEC Energy Group	82,026	4,810,825

		22,721,835

Oil, Gas & Consumable Fuels–5.47%
Apache	2,800	177,716
Chevron	4,800	564,960
Cimarex Energy	4,955	673,385
ConocoPhillips	3,700	185,518
†Denbury Resources	37,800	139,104
Devon Energy	8,600	392,762
†Energen	150,733	8,692,772
EQT	121,936	7,974,614
Exxon Mobil	5,200	469,352

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–8

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Gulfport Energy	2,300	$49,772
Hess	2,500	155,725
Marathon Oil	111,010	1,921,583
Marathon Petroleum	17,440	878,104
Murphy Oil	4,440	138,217
Noble Energy	630	23,978
Occidental Petroleum	15,200	1,082,696
ONEOK	2,200	126,302
PBF Energy Class A	135,857	3,787,693
†QEP Resources	30,030	552,852
†Rice Energy	1,900	40,565
†Southwestern Energy	113,572	1,228,849
Tesoro	10,400	909,480
Valero Energy	29,430	2,010,658
World Fuel Services	15,180	696,914
†WPX Energy	15,580	227,001

		33,100,572

Personal Products–1.35%
Coty Class A	179,595	3,288,384
†Edgewell Personal Care	43,296	3,160,175
†Herbalife	11,240	541,094
Nu Skin Enterprises Class A	24,400	1,165,832

		8,155,485

Pharmaceuticals–0.48%
†Endo International	13,700	225,639
†Mallinckrodt	13,600	677,552
Perrigo	3,300	274,659
Pfizer	52,800	1,714,944

		2,892,794

Professional Services–0.21%
ManpowerGroup	9,650	857,596
†TransUnion	13,900	429,927

		1,287,523

Real Estate Management & Development–0.26%
†CBRE Group Class A	49,153	1,547,828

		1,547,828

Road & Rail–0.02%
Landstar System	1,460	124,538

		124,538

Semiconductors & Semiconductor Equipment–1.91%
Analog Devices	37,644	2,733,707
Applied Materials	29,370	947,770
KLA-Tencor	36,024	2,834,368
Lam Research	1,900	200,887
Marvell Technology Group	115,340	1,599,766
†Micron Technology	7,300	160,016
†ON Semiconductor	6,860	87,534
QUALCOMM	33,930	2,212,236

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions	3,600	$268,776
Teradyne	19,400	492,760

		11,537,820

Software–1.26%
Activision Blizzard	5,850	211,244
CA	6,300	200,151
†Citrix Systems	7,520	671,611
†Donnelley Financial Solutions	312	7,170
Microsoft	11,860	736,980
†Nuance Communications	27,142	404,416
†Synopsys	90,301	5,315,117
†Take-Two Interactive Software	2,200	108,438

		7,655,127

Specialty Retail–2.93%
†AutoZone	4,827	3,812,316
Bed Bath & Beyond	68,249	2,773,639
Best Buy	100,797	4,301,008
Dick’s Sporting Goods	4,500	238,950
Gap	120,343	2,700,497
Tiffany	50,082	3,877,849

		17,704,259

Technology Hardware, Storage & Peripherals–0.93%
HP	128,200	1,902,488
†NCR	59,700	2,421,432
Western Digital	19,400	1,318,230

		5,642,150

Textiles, Apparel & Luxury Goods–1.09%
†Michael Kors Holdings	2,100	90,258
PVH	55,553	5,013,103
Ralph Lauren	16,710	1,509,247

		6,612,608

Trading Companies & Distributors–0.92%
MSC Industrial Direct	43,490	4,018,041
†United Rentals	5,400	570,132
†WESCO International	15,200	1,011,560

		5,599,733

Wireless Telecommunication Services–0.02%
†Sprint	13,700	115,354

		115,354

Total Common Stock (Cost $456,079,385).		543,247,760

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–9

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–9.82%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	59,404,189	$59,404,189

Total Money Market Fund (Cost $59,404,189)		59,404,189

TOTAL VALUE OF SECURITIES–99.61% (Cost $515,483,574)	$602,651,949
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	2,341,199

NET ASSETS APPLICABLE TO 38,996,588 SHARES OUTSTANDING–100.00%.	$604,993,148

NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($36,085,608 / 2,310,539 Shares)	$15.618

NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($568,907,540 / 36,686,049 Shares)	$15.507

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$551,502,523
Undistributed net investment income	603,946
Accumulated net realized loss on investments	(33,920,893)
Net unrealized appreciation of investments, foreign currencies and derivatives	86,807,572

TOTAL NET ASSETS	$604,993,148

†	Non-income producing for the period.
«

Includes $1,709,703 cash collateral held at broker for futures contracts, $482,701 due to manager and affiliates, $813,677 payable for investments purchased and $123,600 payable for fund shares redeemed as of December 31, 2016.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
182	E-mini S&P 500 Index - Equity Contract	$20,419,095	$20,349,420	3/19/17	$(69,675)
122	E-mini S&P MidCap 400 Index - Equity Contract	20,532,148	20,241,020	3/19/17	(291,128)

					$(360,803)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depository Receipt

IT–Information Technology

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–10

LVIP JPMorgan Select Mid Cap Value

Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$8,862,640
Foreign tax withheld	(2,289)

8,860,351

EXPENSES:
Management fees	3,681,113
Distribution fees-Service Class	1,204,478
Accounting and administration expenses	200,177
Reports and statements to shareholders	88,570
Professional fees	36,937
Custodian fees	15,286
Trustees’ fees and expenses	13,178
Consulting fees	4,032
Pricing fees	1,235
Other	3,783

5,248,789
Less management fees waived	(23,803)

Total operating expenses	5,224,986

NET INVESTMENT INCOME	3,635,365

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	13,285,563
Foreign currencies	374
Futures contracts	(18,952,992)

Net realized loss	(5,667,055)

Net change in unrealized appreciation (depreciation) of:
Investments	51,992,064
Futures contracts	648,355

Net change in unrealized appreciation (depreciation)	52,640,419

NET REALIZED AND UNREALIZED GAIN	46,973,364

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,608,729

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value

Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,635,365	$2,104,957
Net realized loss	(5,667,055)	(14,477,110)
Net change in unrealized appreciation (depreciation)	52,640,419	(24,039,003)

Net increase (decrease) in net assets resulting from operations	50,608,729	(36,411,156)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(258,638)	(228,061)
Service Class	(2,773,155)	(1,876,496)
Return of capital:
Standard Class	—	(27,387)
Service Class	—	(357,315)

	(3,031,793)	(2,489,259)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,402,046	7,518,100
Service Class	148,121,505	156,103,820
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	258,638	255,448
Service Class	2,773,155	2,233,811

	157,555,344	166,111,179

Cost of shares redeemed:
Standard Class	(5,680,905)	(5,343,678)
Service Class	(42,214,279)	(35,100,023)

	(47,895,184)	(40,443,701)

Increase in net assets derived from capital share transactions	109,660,160	125,667,478

NET INCREASE IN NET ASSETS	157,237,096	86,767,063
NET ASSETS:
Beginning of year	447,756,052	360,988,989

End of year	$604,993,148	$447,756,052

Undistributed net investment income	$603,946	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–11

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12[2]
Net asset value, beginning of period	$14.299	$15.623	$14.564	$11.782	$10.357

Income (loss) from investment operations:
Net investment income[3]	0.138	0.113	0.133	0.094	0.061
Net realized and unrealized gain (loss)	1.294	(1.322)	1.050	2.753	1.364

Total from investment operations	1.432	(1.209)	1.183	2.847	1.425

Less dividends and distributions from:
Net investment income	(0.113)	(0.103)	(0.123)	(0.065)	—
Return of capital	—	(0.012)	(0.001)	—	—

Total dividends and distributions	(0.113)	(0.115)	(0.124)	(0.065)	—

Net asset value, end of period	$15.618	$14.299	$15.623	$14.564	$11.782

Total return[4]	10.01%	(7.74% )	8.11%	24.17%	13.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,086	$32,080	$32,478	$24,156	$16,971
Ratio of expenses to average net assets	0.78%	0.80%	0.81%	0.95%	1.13%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.81%	0.84%	0.99%	1.22%
Ratio of net investment income to average net assets	0.94%	0.74%	0.89%	0.70%	0.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.94%	0.73%	0.86%	0.66%	0.46%
Portfolio turnover	77%	20%	24%	25%	146%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Commencing after the close of business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–12

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12[2]
Net asset value, beginning of period	$14.202	$15.515	$14.466	$11.705	$10.315

Income (loss) from investment operations:
Net investment income[3]	0.101	0.074	0.095	0.061	0.033
Net realized and unrealized gain (loss)	1.280	(1.310)	1.041	2.731	1.357

Total from investment operations	1.381	(1.236)	1.136	2.792	1.390

Less dividends and distributions from:
Net investment income	(0.076)	(0.065)	(0.086)	(0.031)	—
Return of capital	—	(0.012)	(0.001)	—	—

Total dividends and distributions	(0.076)	(0.077)	(0.087)	(0.031)	—

Net asset value, end of period	$15.507	$14.202	$15.515	$14.466	$11.705

Total return[4]	9.72%	(7.96% )	7.85%	23.87%	13.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$568,907	$415,676	$328,511	$199,294	$36,282
Ratio of expenses to average net assets	1.03%	1.05%	1.06%	1.20%	1.38%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.06%	1.09%	1.24%	1.47%
Ratio of net investment income to average net assets	0.69%	0.49%	0.64%	0.45%	0.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.69%	0.48%	0.61%	0.41%	0.21%
Portfolio turnover	77%	20%	24%	25%	146%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Commencing after the close of business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–13

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (formerly, LVIP JPMorgan Mid Cap Value Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Futures contracts are valued at the daily quoted settlement prices. Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to change in market prices. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–14

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $10,120 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the average daily net assets of the Fund; 0.75% of the next $90 million; and 0.65% of the average daily net assets in excess of $150 million. Prior to May 1, 2016, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.12% on the first $60 million of average daily net assets of the Fund.

J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets. Effective May 1, 2016, SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which are included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$26,213
Legal	6,425

Lincoln Life also performs daily trading operations. The cost of these services are included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $27,112 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $71,439 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–15

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$361,933
Distribution fees payable to LFD	120,768

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$359,100,124
Sales	387,995,195

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$520,631,944

Aggregate unrealized appreciation	$100,306,506
Aggregate unrealized depreciation	(18,286,501)

Net unrealized appreciation	$82,020,005

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Common Stock	$543,047,609	$200,151	$543,247,760
Money Market Fund	59,404,189	—	59,404,189
Total	$602,451,798	$200,151	$602,651,949

Futures Contracts	$(360,803)	$—	$(360,803)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–16

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$3,031,793	$2,104,557
Return of capital	—	384,702

Total	$3,031,793	$2,489,259

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$551,502,523
Undistributed ordinary income	603,946
Capital loss carryforwards	(29,133,326)
Net unrealized appreciation	82,020,005

Net assets	$604,993,148

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$374	$(374)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$1,546,552	$12,678,284	$14,908,490	$29,133,326

*Capital loss carryovers with no expiration must be utilized first.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–17

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	436,486	493,374
Service Class	10,099,424	10,258,776
Shares issued upon reinvestment of dividends and distributions:
Standard Class	16,510	17,764
Service Class	178,269	156,408

	10,730,689	10,926,322

Shares redeemed:
Standard Class	(385,886)	(346,632)
Service Class	(2,861,010)	(2,320,194)

	(3,246,896)	(2,666,826)

Net increase	7,483,793	8,259,496

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts —The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments and to facilitate investments in portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuation in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(360,803)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(18,952,992)	$648,355

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–18

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

Average Volume of Derivatives-The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$17,666,494	$54,390,189

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–20

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A)
Ordinary
Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–21

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

products and/or openend funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC had delegated day-to-day portfolio management of the Equity Sleeve to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board considered that returns were impacted by the negative contribution from the volatility management overlay, which is expected to underperform in choppy or bull market environments. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board noted that the investment management fee was the same as the median investment management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Funds and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid Core Value funds category and the Russell 2000 Daily Vol Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period and below the median return of the performance peer group and above the return of the benchmark index for the three, five and ten year periods. The Board reviewed the Fund’s standard deviation for the three year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was primarily attributable to the volatility management overlay. The Board also considered that the Fund had been restructured in February 2016 with the sub-adviser managing its Intrepid Value and Intrepid Mid Cap strategies as well as the Mid Cap Value strategy for increased diversification. The Board concluded that the services provided by JPMorgan were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints and noted JPMorgan’s statement that there were no comparable funds sub-advised by JPMorgan with a similar investment strategy as the Fund. The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JPMorgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Funds. The Board noted JPMorgan’s statement that it was not aware of direct or indirect benefits from serving as sub-adviser to the Fund and that it receives broker proprietary research in connection with client commissions. The Board noted the subadvisory fee schedule was negotiated between LIAC and JPMorgan, an unaffiliated third party, and that LIAC compensated JPMorgan from its fees.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–22

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

				Number
				of Funds
				in Trust
	Position(s)	Term of Office		Complex*
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships Held by
Year of Birth	the Trust	Time Served[3]	During the Past Five Years	by Trustee	Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Number
of Funds
in Trust
	Position(s)	Term of Office		Complex*
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships Held by
Year of Birth	the Trust	Time Served[3]	During the Past Five Years	by Trustee	Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012

Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product

Development, Employer Markets Division, The Lincoln National

Life Insurance Company

				N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge

Investments

				N/A	N/A

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Number
of Funds
in Trust
	Position(s)	Term of Office		Complex*
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships Held by
Year of Birth	the Trust	Time Served[3]	During the Past Five Years	by Trustee	Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016

Vice President and Chief

Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln

Investment Advisors

Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC

				N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–26

LVIP Managed Risk Profile Target Maturity Funds

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP Managed Risk Profile Target Maturity Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Managed Risk Profile Target Maturity Funds

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Milliman Financial Risk Management LLC

The LVIP Managed Risk Profile 2010 Fund returned 4.44% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Managed Risk Profile 2010 Composite1, returned 6.10%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM2, returned 13.37%.

The LVIP Managed Risk Profile 2020 Fund returned 4.45% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Managed Risk Profile 2020 Composite3, returned 6.93%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 13.37%.

The LVIP Managed Risk Profile 2030 Fund returned 3.72% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Managed Risk Profile 2030 Composite4, returned 7.21%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 13.37%.

The LVIP Managed Risk Profile 2040 Fund returned 3.81% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Managed Risk Profile 2040 Composite5, returned 7.46%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 13.37%.

The LVIP Managed Risk Profile 2050 Fund returned 4.41% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the Managed Risk Profile 2050 Composite6, returned 7.80%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 13.37%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe there will be more interest rate increases in 2017, as inflation is expected to continue to accelerate

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The performance of the LVIP Managed Risk Profile Target Maturity Funds and their underlying funds were impacted by market conditions and style factors during 2016. Each Fund’s asset allocation implementation uses a combination of active management and passive index funds. During 2016, allocations that favored value and/or small cap biased funds generally contributed to the Funds overall performance. Conversely, allocations that favored growth and/or large cap biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP Managed Risk Profile Target Maturity Funds delivered varied returns in 2016, as global bond exposure detracted from returns and allocations to high yield contributed to returns.

Fund performance was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amrit Tewary
Alex Zeng

Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Managed Risk Profile Target Maturity Funds–1

LVIP Managed Risk Profile Target Maturity Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP Managed Risk Profile 2010 Fund

Growth of $10,000 invested 4/30/07 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2010 Fund shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,499 for the Standard Class shares and to $14,151 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/16. The same $10,000 would have increased to $15,648 for the Managed Risk Profile 2010 Composite, and to $18,954 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 4.44%
Five Year	+ 4.95%
Inception (4/30/07)	+ 3.92%

Service Class Shares
One Year	+ 4.17%
Five Year	+ 4.68%
Inception (4/30/07)	+ 3.66%

LVIP Managed Risk Profile 2020 Fund

Growth of $10,000 invested 4/30/07 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2020 Fund shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,956 for the Standard Class shares and to $13,624 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/16. The same $10,000 would have increased to $15,671 for the Managed Risk Profile 2020 Composite, and to $18,954 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 4.45%
Five year	+ 5.13%
Inception (4/30/07)	+ 3.51%

Service Class Shares
One Year	+ 4.20%
Five year	+ 4.87%
Inception (4/30/07)	+ 3.25%

LVIP Managed Risk Profile Target Maturity Funds–2

LVIP Managed Risk Profile Target Maturity Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP Managed Risk Profile 2030 Fund

Growth of $10,000 invested 4/30/07 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2030 Fund shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,692 for the Standard Class shares and to $13,365 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/16. The same $10,000 would have increased to $15,265 for the Managed Risk Profile 2030 Composite, and to $18,954 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 3.72%
Five Year	+ 5.23%
Inception (4/30/07)	+ 3.30%
Service Class Shares
One Year	+ 3.45%
Five Year	+ 4.97%
Inception (4/30/07)	+ 3.04%

LVIP Managed Risk Profile 2040 Fund

Growth of $10,000 invested 4/30/07 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2040 Fund shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,982 for the Standard Class shares and to $12,672 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/16. The same $10,000 would have increased to $14,826 for the Managed Risk Profile 2040 Composite, and to $18,954 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 3.81%
Five year	+ 5.35%
Inception (4/30/07)	+ 2.74%
Service Class Shares
One Year	+ 3.55%
Five year	+ 5.09%
Inception (4/30/07)	+ 2.48%

LVIP Managed Risk Profile Target Maturity Funds–3

LVIP Managed Risk Profile Target Maturity Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP Managed Risk Profile 2050 Fund

Growth of $10,000 invested 5/2/11 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2050 Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,689 for the Standard Class shares and to $11,523 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/2/11 through 12/31/16. The same $10,000 would have increased to $14,379 for the Managed Risk Profile 2050 Composite, and to $18,358 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 4.41%
Five Year	+ 5.48%
Inception (5/2/11)	+ 2.79%
Service Class Shares
One Year	+ 4.15%
Five Year	+ 5.21%
Inception (5/2/11)	+ 2.53%
1.

The Managed Risk Profile 2010 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The 2010 Composite is constructed as follows: 14% Bloomberg Barclays Capital U.S. TIPS Index, 41% Bloomberg Barclays Capital U.S. Aggregate Index, 31% Wilshire 5000 Total Market IndexSM, 13% MSCI EAFE® NR Index and 1% MSCI Emerging Markets NR Index.

2.	The Wilshire 5000 Total Market IndexSM consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

3.

The Managed Risk Profile 2020 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The 2020 Composite is constructed as follows: 11% Bloomberg Barclays Capital U.S. TIPS Index, 30% Bloomberg Barclays Capital U.S. Aggregate Index, 39% Wilshire 5000 Total Market IndexSM, 18% MSCI EAFE® NR Index and 2% MSCI Emerging Markets NR Index.

4.

The Managed Risk Profile 2030 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The 2030 Composite is constructed as follows: 7% Bloomberg Barclays Capital U.S. TIPS Index, 27% Bloomberg Barclays Capital U.S. Aggregate Index, 42% Wilshire 5000 Total Market IndexSM, 21% MSCI EAFE® NR Index and 3% MSCI Emerging Markets NR Index.

5.

The Managed Risk Profile 2040 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The 2040 Composite is constructed as follows: 4% Bloomberg Barclays Capital U.S. TIPS Index, 21% Bloomberg Barclays Capital U.S. Aggregate Index, 47% Wilshire 5000 Total Market IndexSM, 25% MSCI EAFE® NR Index and 3% MSCI Emerging Markets NR Index.

6.

The Managed Risk Profile 2050 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The 2050 Composite is constructed as follows:1% Bloomberg Barclays Capital U.S. TIPS Index, 9% Bloomberg Barclays Capital U.S. Aggregate Index, 51% Wilshire 5000 Total Market IndexSM, 35% MSCI EAFE® NR Index, and 4% MSCI Emerging Markets NR Index.

LVIP Managed Risk Profile Target Maturity Funds–4

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect expense reimbursements in effect.

LVIP Managed Risk Profile 2010 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,018.80	0.30%	$1.52
Service Class Shares	1,000.00	1,017.60	0.55%	2.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Managed Risk Profile 2020 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,027.10	0.30%	$1.53
Service Class Shares	1,000.00	1,025.90	0.55%	2.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Managed Risk Profile 2030 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,026.00	0.30%	$1.53
Service Class Shares	1,000.00	1,024.60	0.55%	2.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Managed Risk Profile Target Maturity Funds–5

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP Managed Risk Profile 2040 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,031.60	0.30%	$1.53
Service Class Shares	1,000.00	1,030.30	0.55%	2.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Managed Risk Profile 2050 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,039.70	0.30%	$1.54
Service Class Shares	1,000.00	1,038.40	0.55%	2.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

* “Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Managed Risk Profile Target Maturity Funds–6

LVIP Managed Risk Profile Target Maturity Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2016

LVIP Managed Risk Profile 2010 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.70%
Equity Funds	27.87%
Fixed Income Funds	46.89%
International Equity Funds	14.96%
International Fixed Income Fund	5.98%
Unaffiliated Investments	7.23%
Fixed Income Fund	1.99%
International Equity Fund	1.97%
Money Market Fund	3.27%
Total Value of Securities	102.93%
Liabilities Net of Receivables and Other Assets	(2.93%)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2020 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	92.99%
Equity Funds	34.20%
Fixed Income Funds	37.25%
International Equity Funds	18.60%
International Fixed Income Fund	2.94%
Unaffiliated Investments	8.47%
International Equity Funds	4.79%
Money Market Fund	3.68%
Total Value of Securities	101.46%
Liabilities Net of Receivables and Other Assets	(1.46%)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2030 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	91.23%
Equity Funds	35.85%
Fixed Income Funds	31.09%
International Equity Funds	22.35%
International Fixed Income Fund	1.94%
Unaffiliated Investments	9.38%
Commodity Fund	0.97%
International Equity Funds	4.73%
Money Market Fund	3.68%
Total Value of Securities	100.61%
Liabilities Net of Receivables and Other Assets	(0.61%)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2040 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	91.25%
Equity Funds	41.24%
Fixed Income Funds	22.12%
International Equity Funds	25.97%
International Fixed Income Fund	1.92%
Unaffiliated Investments	9.41%
Commodity Fund	0.96%
International Equity Funds	3.75%
Money Market Fund	4.70%
Total Value of Securities	100.66%
Liabilities Net of Receivables and Other Assets	(0.66%)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2050 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	87.66%
Equity Funds	48.01%
Fixed Income Funds	9.46%
International Equity Funds	30.19%
Unaffiliated Investments	13.10%
Commodity Fund	0.95%
International Equity Funds	5.53%
Money Market Fund	6.62%
Total Value of Securities	100.76%
Liabilities Net of Receivables and Other Assets	(0.76%)
Total Net Assets	100.00%

LVIP Managed Risk Profile Target Maturity Funds–7

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–95.70%
Equity Funds–27.87%
*Lincoln Variable Insurance Products Trust–
LVIP Delaware Special Opportunities Fund	9,901	$386,954
LVIP SSGA Mid-Cap Index Fund	33,342	383,032
LVIP SSGA S&P 500 Index Fund	570,818	8,883,070
LVIP SSGA Small-Cap Index Fund	26,797	770,487
LVIP T. Rowe Price Structured
Mid-Cap Growth Fund	17,676	380,218

		10,803,761

Fixed Income Funds–46.89%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	228,608	2,322,195
LVIP Delaware Bond Fund	172,304	2,311,806
LVIP JPMorgan High Yield Fund	253,288	2,722,849
LVIP PIMCO Low Duration Bond Fund	154,534	1,548,124
LVIP SSGA Bond Index Fund	622,750	6,947,400
LVIP Western Asset Core Bond Fund	242,014	2,321,637

		18,174,011

International Equity Funds–14.96%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	129,303	1,166,832
LVIP SSGA International Index Fund	568,197	4,630,802

		5,797,634

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS (continued)
International Fixed Income Fund–5.98%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	213,183	$2,316,445

		2,316,445

Total Affiliated Investments (Cost $28,685,926)		37,091,851

UNAFFILIATED INVESTMENTS–7.23%
Fixed Income Fund–1.99%
✢American Funds®–
Mortgage Bond Fund	72,935	770,196

		770,196

International Equity Fund–1.97%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	42,521	762,826

		762,826

Money Market Fund–3.27%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	1,267,868	1,267,868

		1,267,868

Total Unaffiliated Investments (Cost $2,643,712)		2,800,890

TOTAL VALUE OF SECURITIES–102.93% (Cost $31,329,638)	39,892,741
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.93%)	(1,133,910)

NET ASSETS APPLICABLE TO 3,463,721 SHARES OUTSTANDING–100.00%	$38,758,831

†	Non-income producing for the period.

*	Standard Class shares.

✢	Class 1 shares.

LVIP Managed Risk Profile Target Maturity Funds–8

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(4)	British Pound - Currency Contract	$ (317,272)	$(308,950)	3/13/17	$ 8,322
(2)	E-mini MSCI Emerging Markets Index - Equity Contract	(88,329)	(85,890)	3/19/17	2,439
(3)	E-mini Russell 2000 Index - Equity Contract	(208,055)	(203,535)	3/20/17	4,520
(9)	E-mini S&P 500 Index - Equity Contract	(1,009,028)	(1,006,290)	3/19/17	2,738
(1)	E-mini S&P MidCap 400 Index - Equity Contract	(169,489)	(165,910)	3/19/17	3,579
(1)	Euro - Currency Contract	(132,768)	(132,175)	3/14/17	593
(5)	Euro STOXX 50 Index - Equity Contract	(167,579)	(172,477)	3/18/17	(4,898)
(3)	FTSE 100 Index - Equity Contract	(254,606)	(260,653)	3/20/17	(6,047)
(1)	Japanese Yen - Currency Contract	(108,987)	(107,463)	3/13/17	1,524
(1)	Nikkei 225 Index (OSE) - Equity Contract	(156,491)	(163,422)	3/10/17	(6,931)
					$ 5,839

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–9

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–92.99%
Equity Funds–34.20%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	31,685	$1,301,876
LVIP Delaware Special Opportunities Fund	67,359	2,632,523
LVIP SSGA Mid-Cap Index Fund	114,579	1,316,284
LVIP SSGA S&P 500 Index Fund	2,218,101	34,518,083
LVIP SSGA Small-Cap Index Fund	92,866	2,670,188
LVIP SSGA Small-Mid Cap 200 Fund	94,015	1,331,540
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	121,490	2,613,250

		46,383,744

Fixed Income Funds–37.25%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	654,717	6,650,618
LVIP Delaware Bond Fund	428,407	5,747,938
LVIP JPMorgan High Yield Fund	746,332	8,023,070
LVIP PIMCO Low Duration Bond Fund	531,150	5,321,065
LVIP SSGA Bond Index Fund	1,902,543	21,224,767
LVIP Western Asset Core Bond Fund	369,137	3,541,127

		50,508,585

International Equity Funds–18.60%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	444,306	4,009,415

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS (continued)
International Equity Funds (continued)
LVIP SSGA International Index Fund	2,603,678	$21,219,975

		25,229,390

International Fixed Income Fund–2.94%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	366,356	3,980,822

		3,980,822

Total Affiliated Investments (Cost $93,546,528)		126,102,541

UNAFFILIATED INVESTMENTS–8.47%
International Equity Funds–4.79%
iShares MSCI Emerging Markets ETF	73,397	2,569,629
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	219,134	3,931,262

		6,500,891

Money Market Fund–3.68%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	4,985,972	4,985,972

		4,985,972

Total Unaffiliated Investments (Cost $10,890,524)		11,486,863

TOTAL VALUE OF SECURITIES–101.46% (Cost $104,437,052)	137,589,404
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.46%)	(1,981,323)

NET ASSETS APPLICABLE TO 12,101,923 SHARES OUTSTANDING–100.00%	$135,608,081

†	Non-income producing for the period.

*	Standard Class shares.

LVIP Managed Risk Profile Target Maturity Funds–10

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(15)	British Pound - Currency Contract	$(1,189,769)	$(1,158,562)	3/13/17	$ 31,207
(12)	E-mini MSCI Emerging Markets Index - Equity Contract	(529,970)	(515,340)	3/19/17	14,630
(10)	E-mini Russell 2000 Index - Equity Contract	(693,517)	(678,450)	3/20/17	15,067
(38)	E-mini S&P 500 Index - Equity Contract	(4,260,342)	(4,248,780)	3/19/17	11,562
(4)	E-mini S&P MidCap 400 Index - Equity Contract	(677,957)	(663,640)	3/19/17	14,317
(6)	Euro - Currency Contract	(796,608)	(793,050)	3/14/17	3,558
(23)	Euro STOXX 50 Index - Equity Contract	(770,862)	(793,393)	3/18/17	(22,531)
(13)	FTSE 100 Index - Equity Contract	(1,103,292)	(1,129,495)	3/20/17	(26,203)
(5)	Japanese Yen - Currency Contract	(544,934)	(537,313)	3/13/17	7,621
(3)	Nikkei 225 Index (OSE) - Equity Contract	(469,474)	(490,268)	3/10/17	(20,794)
					$ 28,434
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–11

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments

December 31, 2016

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENTS–91.23%
Equity Funds–35.85%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	36,057	$1,481,497
LVIP Delaware Special Opportunities Fund	38,725	1,513,460
LVIP MFS Value Fund	79,280	3,006,834
LVIP SSGA Mid-Cap Index Fund	130,392	1,497,941
LVIP SSGA S&P 500 Index Fund	2,524,364	39,284,149
LVIP SSGA Small-Cap Index Fund	104,798	3,013,248
LVIP SSGA Small-Mid Cap 200 Fund	107,001	1,515,456
LVIP T. Rowe Price Growth Stock Fund	45,158	1,499,513
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	138,254	2,973,838

		55,785,936

Fixed Income Funds–31.09%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	596,016	6,054,330
LVIP Delaware Bond Fund	253,032	3,394,925
LVIP JPMorgan High Yield Fund	566,229	6,086,964
LVIP PIMCO Low Duration Bond Fund	302,220	3,027,641
LVIP SSGA Bond Index Fund	2,164,919	24,151,834
LVIP Western Asset Core Bond Fund	590,611	5,665,733

		48,381,427

International Equity Funds–22.35%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	674,109	6,083,159
LVIP MFS International Growth Fund	221,951	3,041,840
LVIP Mondrian International Value Fund	296,583	4,561,449
LVIP SSGA Emerging Markets 100 Fund	179,290	1,475,918
LVIP SSGA International Index Fund	2,406,795	19,615,376

		34,777,742

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENTS (continued)
International Fixed Income Fund–1.94%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	277,937	$3,020,061

		3,020,061

Total Affiliated Investments (Cost $106,274,704)		141,965,166

UNAFFILIATED INVESTMENTS–9.38%
Commodity Fund–0.97%
**PIMCO Variable Insurance Products Trust–
PIMCO CommodityRealReturn Strategy Portfolio	211,039	1,511,039

		1,511,039

International Equity Funds–4.73%
iShares MSCI Emerging Markets ETF	125,229	4,384,267
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	166,250	2,982,520

		7,366,787

Money Market Fund–3.68%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	5,726,496	5,726,496

		5,726,496

Total Unaffiliated Investments (Cost $14,534,697)		14,604,322

TOTAL VALUE OF SECURITIES–100.61% (Cost $120,809,401)	156,569,488
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.61%)	(949,002)

NET ASSETS APPLICABLE TO 14,342,056 SHARES OUTSTANDING–100.00%	$155,620,486

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

LVIP Managed Risk Profile Target Maturity Funds–12

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(16)	British Pound - Currency Contract	$(1,269,387)	$(1,235,800)	3/13/17	$ 33,587
(13)	E-mini MSCI Emerging Markets Index - Equity Contract	(574,135)	(558,285)	3/19/17	15,850
(9)	E-mini Russell 2000 Index - Equity Contract	(624,165)	(610,605)	3/20/17	13,560
(38)	E-mini S&P 500 Index - Equity Contract	(4,260,342)	(4,248,780)	3/19/17	11,562
(4)	E-mini S&P MidCap 400 Index - Equity Contract	(677,957)	(663,640)	3/19/17	14,317
(7)	Euro - Currency Contract	(929,376)	(925,225)	3/14/17	4,151
(26)	Euro STOXX 50 Index - Equity Contract	(871,683)	(896,879)	3/18/17	(25,196)
(15)	FTSE 100 Index - Equity Contract	(1,273,029)	(1,303,263)	3/20/17	(30,234)
(5)	Japanese Yen - Currency Contract	(544,934)	(537,313)	3/13/17	7,621
(3)	Nikkei 225 Index (OSE) - Equity Contract	(469,473)	(490,267)	3/10/17	(20,794)
					$ 24,424

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–13

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments

December 31, 2016

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENTS–91.25%
Equity Funds–41.24%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	25,308	$1,039,836
LVIP Delaware Special Opportunities Fund	27,176	1,062,084
LVIP MFS Value Fund	83,530	3,168,034
LVIP SSGA Mid-Cap Index Fund	91,514	1,051,318
LVIP SSGA S&P 500 Index Fund	2,112,100	32,868,502
LVIP SSGA Small-Cap Index Fund	73,547	2,114,688
LVIP SSGA Small-Mid Cap 200 Fund	75,090	1,063,497
LVIP T. Rowe Price Growth Stock Fund	31,694	1,052,422
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	97,035	2,087,220

		45,507,601

Fixed Income Funds–22.12%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	418,339	4,249,489
LVIP Delaware Bond Fund	115,438	1,548,836
LVIP JPMorgan High Yield Fund	298,051	3,204,051
LVIP PIMCO Low Duration Bond Fund	212,116	2,124,980
LVIP SSGA Bond Index Fund	854,764	9,535,745
LVIP Western Asset Core Bond Fund	391,230	3,753,068

		24,416,169

International Equity Funds–25.97%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	473,164	4,269,829
LVIP MFS International Growth Fund	311,553	4,269,833
LVIP Mondrian International Value Fund	346,924	5,335,698

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENTS (continued)
International Equity Funds (continued)
LVIP SSGA Emerging Markets 100 Fund	251,692	$2,071,928
LVIP SSGA International Index Fund	1,559,317	12,708,431

		28,655,719

International Fixed Income Fund–1.92%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	195,074	2,119,674

		2,119,674

Total Affiliated Investments (Cost $70,754,732)		100,699,163

UNAFFILIATED INVESTMENTS–9.41%
Commodity Fund–0.96%
**PIMCO Variable Insurance Products Trust–
PIMCO CommodityRealReturn Strategy Portfolio	148,128	1,060,598

		1,060,598

International Equity Funds–3.75%
iShares MSCI Emerging Markets ETF	58,619	2,052,251
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	116,682	2,093,279

		4,145,530

Money Market Fund–4.70%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	5,184,672	5,184,672

		5,184,672

Total Unaffiliated Investments (Cost $10,340,401)		10,390,800

TOTAL VALUE OF SECURITIES–100.66% (Cost $81,095,133)	111,089,963
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.66%)	(733,565)

NET ASSETS APPLICABLE TO 10,680,337 SHARES OUTSTANDING–100.00%	$110,356,398

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

LVIP Managed Risk Profile Target Maturity Fund–14

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(11)	British Pound - Currency Contract	$ (872,704)	$(849,613)	3/13/17	$ 23,091
(8)	E-mini MSCI Emerging Markets Index - Equity Contract	(353,314)	(343,560)	3/19/17	9,754
(6)	E-mini Russell 2000 Index - Equity Contract	(416,110)	(407,070)	3/20/17	9,040
(29)	E-mini S&P 500 Index - Equity Contract	(3,251,313)	(3,242,490)	3/19/17	8,823
(2)	E-mini S&P MidCap 400 Index - Equity Contract	(338,978)	(331,820)	3/19/17	7,158
(5)	Euro - Currency Contract	(663,840)	(660,875)	3/14/17	2,965
(19)	Euro STOXX 50 Index - Equity Contract	(636,799)	(655,411)	3/18/17	(18,612)
(11)	FTSE 100 Index - Equity Contract	(933,555)	(955,726)	3/20/17	(22,171)
(3)	Japanese Yen - Currency Contract	(326,960)	(322,388)	3/13/17	4,572
(2)	Nikkei 225 Index (OSE) - Equity Contract	(312,983)	(326,845)	3/10/17	(13,862)
					$ 10,758

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Fund–15

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–87.66%
Equity Funds–48.01%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	8,187	$336,383
LVIP Delaware Special Opportunities Fund	8,789	343,496
LVIP MFS Value Fund	27,022	1,024,865
LVIP SSGA Mid-Cap Index Fund	59,200	680,085
LVIP SSGA S&P 500 Index Fund	793,441	12,347,531
LVIP SSGA Small-Cap Index Fund	35,681	1,025,945
LVIP SSGA Small-Mid Cap 200 Fund	24,284	343,939
LVIP T. Rowe Price Growth Stock Fund	20,506	680,927
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	31,391	675,222

		17,458,393

Fixed Income Funds–9.46%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	67,673	687,422
LVIP Delaware Bond Fund	17,480	234,532
LVIP JPMorgan High Yield Fund	96,417	1,036,484
LVIP PIMCO Low Duration Bond Fund	34,310	343,722
LVIP SSGA Bond Index Fund	30,726	342,777
LVIP Western Asset Core Bond Fund	82,861	794,887

		3,439,824

International Equity Funds–30.19%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	191,325	1,726,517
LVIP MFS International Growth Fund	75,593	1,035,998

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS (continued)
International Equity Funds (continued)
LVIP Mondrian International Value Fund	89,784	$1,380,885
LVIP SSGA Emerging Markets 100 Fund	81,429	670,322
LVIP SSGA International Index Fund	756,758	6,167,575

		10,981,297

Total Affiliated Investments (Cost $26,388,796)		31,879,514

UNAFFILIATED INVESTMENTS–13.10%
Commodity Fund–0.95%
**PIMCO Variable Insurance Products Trust–
PIMCO CommodityRealReturn Strategy Portfolio	47,920	343,105

		343,105

International Equity Funds–5.53%
iShares MSCI Emerging Markets ETF	28,444	995,825
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	56,621	1,015,780

		2,011,605

Money Market Fund–6.62%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	2,408,066	2,408,066

		2,408,066

Total Unaffiliated Investments (Cost $4,802,748)		4,762,776

TOTAL VALUE OF SECURITIES–100.76% (Cost $31,191,544)	36,642,290
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.76%)	(274,845)

NET ASSETS APPLICABLE TO 3,824,586 SHARES OUTSTANDING–100.00%	$36,367,445

*	Standard Class shares.

**	Institutional Class shares.

LVIP Managed Risk Profile Target Maturity Fund–16

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

				Unrealized
	Notional	Notional	Expiration	Appreciation
Contracts to Buy (Sell)	Cost (Proceeds)	Value	Date	(Depreciation)
(17) E-mini S&P 500 Index - Equity Contract	$(1,905,942)	$(1,900,770)	3/19/17	$5,172
(8) Euro - Currency Contract	(1,062,144)	(1,057,400)	3/14/17	4,744
(32) Euro STOXX 50 Index - Equity Contract	(1,072,841)	(1,103,851)	3/18/17	(31,010)

				$(21,094)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Fund–17

LVIP Managed Risk Profile Target Maturity Funds

Statements of Assets and Liabilities

December 31, 2016

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk	Managed Risk	Managed Risk	Managed Risk	Managed Risk
	Profile	Profile	Profile	Profile	Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
ASSETS:
Affiliated investments, at value	$37,091,851	$126,102,541	$141,965,166	$100,699,163	$31,879,514
Unaffiliated investments, at value	2,800,890	11,486,863	14,604,322	10,390,800	4,762,776

Total investments, at value	39,892,741	137,589,404	156,569,488	111,089,963	36,642,290

Cash	—	38,832	38,071	10,201	—
Cash collateral held at broker for futures contracts	63,000	270,564	272,787	196,881	96,759
Foreign currencies collateral held at broker for futures contracts, at value	51,317	205,510	227,637	163,703	107,548
Receivable for investments sold	32,267	6,337	18,010	315	1,214
Receivable for fund shares sold	10,490	3,370	13,410	7,330	20,243
Net unrealized appreciation on futures contracts	5,839	28,434	24,424	10,758	—
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	4,762	3,100	3,237	5,490	6,780
Foreign currencies, at value	1,006	4,243	4,687	3,374	5,389
Dividends receivable from investments	331	1,280	1,452	1,301	595

TOTAL ASSETS	40,061,753	138,151,074	157,173,203	111,489,316	36,880,818

LIABILITIES:
Payable for fund shares redeemed	1,236,230	2,463,169	1,476,658	1,069,870	417,765
Cash due to custodian	33,503	—	—	—	5,966
Other accrued expenses payable	23,300	24,137	24,995	24,675	24,039
Due to manager and affiliates	9,889	34,200	38,543	28,539	9,327
Net unrealized depreciation on futures contracts	—	—	—	—	21,094
Payable for investments purchased	—	21,487	12,521	9,834	35,182

TOTAL LIABILITIES	1,302,922	2,542,993	1,552,717	1,132,918	513,373

TOTAL NET ASSETS	$38,758,831	$135,608,081	$155,620,486	$110,356,398	$36,367,445

Affiliated investments, at cost	$28,685,926	$93,546,528	$106,274,704	$70,754,732	$26,388,796
Unaffiliated investments, at cost	2,643,712	10,890,524	14,534,697	10,340,401	4,802,748

Total investments, at cost	$31,329,638	$104,437,052	$120,809,401	$81,095,133	$31,191,544

Foreign currencies, at cost	$1,000	$4,217	$4,657	$3,353	$5,351

Foreign currencies collateral held at broker for futures contracts, at cost	$51,317	$205,510	$227,637	$163,703	$107,548

Standard Class:
Net Assets	$31,758,103	$111,808,846	$131,282,348	$86,979,881	$28,659,429
Shares Outstanding	2,837,861	9,977,665	12,098,798	8,414,146	3,012,447
Net Asset Value Per Share	$11.191	$11.206	$10.851	$10.337	$9.514

Service Class:
Net Assets	$7,000,728	$23,799,235	$24,338,138	$23,376,517	$7,708,016
Shares Outstanding	625,860	2,124,258	2,243,258	2,266,191	812,139
Net Asset Value Per Share	$11.186	$11.204	$10.849	$10.315	$9.491

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$32,347,579	$109,374,347	$129,945,977	$90,370,394	$34,129,425
Undistributed net investment income	—	—	—	—	17,393
Accumulated net realized loss on investments	(2,157,696)	(6,947,079)	(10,110,032)	(10,019,606)	(3,209,064)
Net unrealized appreciation of investments, foreign currencies and derivatives	8,568,948	33,180,813	35,784,541	30,005,610	5,429,691

TOTAL NET ASSETS	$38,758,831	$135,608,081	$155,620,486	$110,356,398	$36,367,445

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–18

LVIP Managed Risk Profile Target Maturity Funds

Statements of Operations

Year Ended December 31, 2016

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk	Managed Risk	Managed Risk	Managed Risk	Managed Risk
	Profile	Profile	Profile	Profile	Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$829,852	$2,953,332	$3,269,655	$2,227,403	$734,568
Dividends from unaffiliated investments	25,857	68,751	109,294	65,811	28,101

	855,709	3,022,083	3,378,949	2,293,214	762,669

EXPENSES:
Management fees	106,165	344,406	396,870	275,087	82,561
Accounting and administration expenses	33,457	41,559	43,177	39,302	32,674
Professional fees	21,790	23,832	24,271	23,241	22,820
Distribution expenses-Service Class	16,277	58,492	60,347	59,030	16,027
Reports and statements to shareholders	9,555	18,837	23,656	25,885	16,261
Custodian fees	5,481	6,809	8,377	8,047	6,420
Consulting fees	3,622	3,676	3,686	3,665	3,627
Trustees’ fees and expenses	1,103	3,683	4,175	2,960	848
Pricing fees.	247	256	262	256	88
Other	405	1,029	1,415	1,230	682

	198,102	502,579	566,236	438,703	182,008
Less expenses reimbursed	(54,426)	(30,799)	(29,645)	(49,569)	(66,908)

Total operating expenses	143,676	471,780	536,591	389,134	115,100

NET INVESTMENT INCOME	712,033	2,550,303	2,842,358	1,904,080	647,569

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments.	322,130	1,275,910	1,698,491	1,404,096	440,698
Distributions from unaffiliated investments	23,948	61,666	70,910	48,130	20,329
Sale of affiliated investments	271,083	3,500,898	2,879,066	1,985,401	(328,381)
Sale of unaffiliated investments	(34,783)	9,881	(270,084)	(168,963)	(59,302)
Foreign currencies	856	6,461	15,635	10,602	6,692
Futures contracts	(404,495)	(2,188,286)	(3,715,644)	(3,282,502)	(1,018,095)

Net realized gain (loss)	178,739	2,666,530	678,374	(3,236)	(938,059)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	894,481	369,630	1,843,172	1,762,005	1,702,067
Unaffiliated investments	119,257	245,852	526,450	361,748	137,130
Foreign currencies	6	27	30	22	39
Futures contracts	3,428	66,408	5,495	42,433	(9,508)

Net change in unrealized appreciation (depreciation)	1,017,172	681,917	2,375,147	2,166,208	1,829,728

NET REALIZED AND UNREALIZED GAIN	1,195,911	3,348,447	3,053,521	2,162,972	891,669

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,907,944	$5,898,750	$5,895,879	$4,067,052	$1,539,238

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–19

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets

	LVIP		LVIP		LVIP
	Managed Risk Profile		Managed Risk Profile		Managed Risk Profile
	2010 Fund		2020 Fund		2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$712,033	$699,952	$2,550,303	$2,673,629	$2,842,358	$2,846,338
Net realized gain	178,739	1,534,845	2,666,530	2,492,320	678,374	2,381,252
Net change in unrealized appreciation (depreciation)	1,017,172	(2,838,724)	681,917	(8,625,565)	2,375,147	(9,700,842)

Net increase (decrease) in net assets resulting from operations	1,907,944	(603,927)	5,898,750	(3,459,616)	5,895,879	(4,473,252)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(644,691)	(615,135)	(2,305,504)	(2,370,551)	(2,610,218)	(2,517,074)
Service Class	(119,481)	(107,637)	(422,705)	(390,574)	(421,365)	(371,001)
Net realized gain on investments:
Standard Class	(1,449,799)	(1,760,100)	(2,764,080)	(4,304,685)	(3,151,302)	(8,223,222)
Service Class	(260,135)	(347,722)	(578,236)	(816,156)	(588,197)	(1,409,544)

	(2,474,106)	(2,830,594)	(6,070,525)	(7,881,966)	(6,771,082)	(12,520,841)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,003,771	6,899,464	16,677,747	24,468,216	23,517,757	24,847,252
Service Class	1,135,482	1,149,750	2,554,746	2,587,961	3,600,108	3,101,829
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,094,490	2,375,235	5,069,584	6,675,236	5,761,520	10,740,296
Service Class	379,616	455,359	1,000,941	1,206,730	1,009,562	1,780,545

	15,613,359	10,879,808	25,303,018	34,938,143	33,888,947	40,469,922

Cost of shares redeemed:
Standard Class	(13,391,007)	(11,418,626)	(32,888,533)	(30,129,488)	(33,297,047)	(31,541,403)
Service Class	(859,775)	(2,375,243)	(3,318,221)	(5,854,306)	(3,626,233)	(2,820,128)

	(14,250,782)	(13,793,869)	(36,206,754)	(35,983,794)	(36,923,280)	(34,361,531)

Increase (decrease) in net assets derived from capital share transactions	1,362,577	(2,914,061)	(10,903,736)	(1,045,651)	(3,034,333)	6,108,391

NET INCREASE (DECREASE) IN NET ASSETS	796,415	(6,348,582)	(11,075,511)	(12,387,233)	(3,909,536)	(10,885,702)
NET ASSETS:
Beginning of year	37,962,416	44,310,998	146,683,592	159,070,825	159,530,022	170,415,724

End of year	$38,758,831	$37,962,416	$135,608,081	$146,683,592	$155,620,486	$159,530,022

Undistributed net investment income	$—	$—	$—	$—	$—	$26,901

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–20

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets (continued)

	LVIP		LVIP
	Managed Risk Profile		Managed Risk Profile
	2040 Fund		2050 Fund
	Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,904,080	$1,921,181	$647,569	$502,889
Net realized gain (loss)	(3,236)	939,733	(938,059)	(398,342)
Net change in unrealized appreciation (depreciation)	2,166,208	(6,618,615)	1,829,728	(1,327,804)

Net increase (decrease) in net assets resulting from operations	4,067,052	(3,757,701)	1,539,238	(1,223,257)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,649,893)	(1,601,109)	(546,155)	(402,448)
Service Class	(384,912)	(344,573)	(126,538)	(69,639)
Net realized gain:
Standard Class	(1,665,129)	(5,895,996)	(174,257)	(44,493)
Service Class	(480,873)	(1,455,166)	(44,342)	(8,048)

	(4,180,807)	(9,296,844)	(891,292)	(524,628)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,292,017	13,440,880	7,490,790	8,388,403
Service Class	3,910,256	3,542,411	2,747,999	2,408,264
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,315,022	7,497,105	720,412	446,941
Service Class	865,785	1,799,739	170,880	77,687

	21,383,080	26,280,135	11,130,081	11,321,295

Cost of shares redeemed:
Standard Class	(17,106,056)	(17,601,995)	(4,473,977)	(3,580,744)
Service Class	(3,848,504)	(2,662,490)	(353,786)	(263,998)

	(20,954,560)	(20,264,485)	(4,827,763)	(3,844,742)

Increase in net assets derived from capital share transactions	428,520	6,015,650	6,302,318	7,476,553

NET INCREASE (DECREASE) IN NET ASSETS	314,765	(7,038,895)	6,950,264	5,728,668
NET ASSETS:
Beginning of year	110,041,633	117,080,528	29,417,181	23,688,513

End of year	$110,356,398	$110,041,633	$36,367,445	$29,417,181

Undistributed net investment income	$—	$17,813	$17,393	$13,919

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–21

LVIP Managed Risk Profile 2010 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.379	$12.448	$12.105	$11.259	$10.604

Income (loss) from investment operations:
Net investment income[2]	0.197	0.208	0.158	0.127	0.147
Net realized and unrealized gain (loss)	0.306	(0.413)	0.421	0.878	0.756

Total from investment operations	0.503	(0.205)	0.579	1.005	0.903

Less dividends and distributions from:
Net investment income	(0.224)	(0.224)	(0.236)	(0.159)	(0.248)
Net realized gain	(0.467)	(0.640)	—	—	—

Total dividends and distributions	(0.691)	(0.864)	(0.236)	(0.159)	(0.248)

Net asset value, end of period	$11.191	$11.379	$12.448	$12.105	$11.259

Total return[3]	4.44%	(1.61% )	4.78%	8.93%	8.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,758	$31,507	$36,507	$48,876	$45,927
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.43%	0.44%	0.42%	0.43%	0.54%
Ratio of net investment income to average net assets	1.71%	1.68%	1.27%	1.08%	1.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.58%	1.54%	1.15%	0.95%	1.09%
Portfolio turnover	47%	32%	37%	37%	35%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–22

LVIP Managed Risk Profile 2010 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.375	$12.443	$12.101	$11.256	$10.577

Income (loss) from investment operations:
Net investment income[2]	0.168	0.177	0.127	0.098	0.119
Net realized and unrealized gain (loss)	0.305	(0.412)	0.420	0.877	0.754

Total from investment operations	0.473	(0.235)	0.547	0.975	0.873

Less dividends and distributions from:
Net investment income	(0.195)	(0.193)	(0.205)	(0.130)	(0.194)
Net realized gain	(0.467)	(0.640)	—	—	—

Total dividends and distributions	(0.662)	(0.833)	(0.205)	(0.130)	(0.194)

Net asset value, end of period	$11.186	$11.375	$12.443	$12.101	$11.256

Total return[3]	4.17%	(1.85% )	4.52%	8.66%	8.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,001	$6,455	$7,804	$8,752	$9,303
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.68%	0.69%	0.67%	0.68%	0.79%
Ratio of net investment income to average net assets	1.46%	1.43%	1.02%	0.83%	1.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	1.29%	0.90%	0.71%	0.84%
Portfolio turnover	47%	32%	37%	37%	35%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–23

LVIP Managed Risk Profile 2020 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.222	$12.110	$11.829	$10.788	$10.159

Income (loss) from investment operations:
Net investment income[2]	0.214	0.210	0.151	0.137	0.147
Net realized and unrealized gain (loss)	0.283	(0.480)	0.369	1.063	0.702

Total from investment operations	0.497	(0.270)	0.520	1.200	0.849

Less dividends and distributions from:
Net investment income	(0.231)	(0.219)	(0.239)	(0.159)	(0.220)
Net realized gain	(0.282)	(0.399)	—	—	—

Total dividends and distributions	(0.513)	(0.618)	(0.239)	(0.159)	(0.220)

Net asset value, end of period	$11.206	$11.222	$12.110	$11.829	$10.788

Total return[3]	4.45%	(2.21% )	4.39%	11.13%	8.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,809	$123,071	$131,581	$190,689	$158,362
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.31%	0.31%	0.31%	0.36%
Ratio of net investment income to average net assets	1.89%	1.74%	1.25%	1.20%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.73%	1.24%	1.19%	1.33%
Portfolio turnover	28%	28%	31%	27%	30%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–24

LVIP Managed Risk Profile 2020 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.220	$12.107	$11.827	$10.788	$10.136

Income (loss) from investment operations:
Net investment income[2]	0.186	0.180	0.121	0.108	0.120
Net realized and unrealized gain (loss)	0.283	(0.479)	0.368	1.062	0.699

Total from investment operations	0.469	(0.299)	0.489	1.170	0.819

Less dividends and distributions from:
Net investment income	(0.203)	(0.189)	(0.209)	(0.131)	(0.167)
Net realized gain	(0.282)	(0.399)	—	—	—

Total dividends and distributions	(0.485)	(0.588)	(0.209)	(0.131)	(0.167)

Net asset value, end of period	$11.204	$11.220	$12.107	$11.827	$10.788

Total return[3]	4.20%	(2.45% )	4.13%	10.85%	8.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,799	$23,613	$27,490	$28,539	$25,404
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.56%	0.56%	0.56%	0.61%
Ratio of net investment income to average net assets	1.64%	1.49%	1.00%	0.95%	1.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.48%	0.99%	0.94%	1.08%
Portfolio turnover	28%	28%	31%	27%	30%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–25

LVIP Managed Risk Profile 2030 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.930	$12.174	$11.934	$10.627	$10.030

Income (loss) from investment operations:
Net investment income[2]	0.200	0.209	0.158	0.140	0.155
Net realized and unrealized gain (loss)	0.205	(0.539)	0.340	1.320	0.634

Total from investment operations	0.405	(0.330)	0.498	1.460	0.789

Less dividends and distributions from:
Net investment income	(0.218)	(0.205)	(0.258)	(0.153)	(0.192)
Net realized gain	(0.266)	(0.709)	—	—	—

Total dividends and distributions	(0.484)	(0.914)	(0.258)	(0.153)	(0.192)

Net asset value, end of period	$10.851	$10.930	$12.174	$11.934	$10.627

Total return[3]	3.72%	(2.66% )	4.16%	13.74%	7.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,282	$136,001	$146,452	$214,620	$169,078
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.31%	0.31%	0.31%	0.36%
Ratio of net investment income to average net assets	1.83%	1.74%	1.30%	1.23%	1.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.81%	1.73%	1.29%	1.22%	1.42%
Portfolio turnover	31%	30%	26%	24%	25%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–26

LVIP Managed Risk Profile 2030 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.930	$12.172	$11.933	$10.628	$10.007

Income (loss) from investment operations:
Net investment income[2]	0.173	0.178	0.128	0.111	0.128
Net realized and unrealized gain (loss)	0.202	(0.536)	0.338	1.319	0.634

Total from investment operations	0.375	(0.358)	0.466	1.430	0.762

Less dividends and distributions from:
Net investment income	(0.190)	(0.175)	(0.227)	(0.125)	(0.141)
Net realized gain	(0.266)	(0.709)	—	—	—

Total dividends and distributions	(0.456)	(0.884)	(0.227)	(0.125)	(0.141)

Net asset value, end of period	$10.849	$10.930	$12.172	$11.933	$10.628

Total return[3]	3.45%	(2.90% )	3.90%	13.46%	7.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,338	$23,529	$23,964	$23,139	$20,793
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.56%	0.56%	0.56%	0.61%
Ratio of net investment income to average net assets	1.58%	1.49%	1.05%	0.98%	1.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.56%	1.48%	1.04%	0.97%	1.17%
Portfolio turnover	31%	30%	26%	24%	25%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–27

LVIP Managed Risk Profile 2040 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.346	$11.655	$11.523	$10.009	$9.503

Income (loss) from investment operations:
Net investment income[2]	0.185	0.196	0.151	0.132	0.135
Net realized and unrealized gain (loss)	0.207	(0.577)	0.251	1.523	0.539

Total from investment operations	0.392	(0.381)	0.402	1.655	0.674

Less dividends and distributions from:
Net investment income	(0.198)	(0.189)	(0.270)	(0.141)	(0.168)
Net realized gain	(0.203)	(0.739)	—	—	—

Total dividends and distributions	(0.401)	(0.928)	(0.270)	(0.141)	(0.168)

Net asset value, end of period	$10.337	$10.346	$11.655	$11.523	$10.009

Total return[3]	3.81%	(3.22% )	3.48%	16.54%	7.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86,980	$87,556	$94,657	$146,675	$116,009
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.34%	0.33%	0.33%	0.33%	0.40%
Ratio of net investment income to average net assets	1.78%	1.70%	1.29%	1.22%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.74%	1.67%	1.26%	1.19%	1.27%
Portfolio turnover	27%	25%	25%	25%	28%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–28

LVIP Managed Risk Profile 2040 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.325	$11.634	$11.503	$9.993	$9.465

Income (loss) from investment operations:
Net investment income[2]	0.158	0.166	0.122	0.105	0.110
Net realized and unrealized gain (loss)	0.207	(0.575)	0.249	1.518	0.537

Total from investment operations	0.365	(0.409)	0.371	1.623	0.647

Less dividends and distributions from:
Net investment income	(0.172)	(0.161)	(0.240)	(0.113)	(0.119)
Net realized gain	(0.203)	(0.739)	—	—	—

Total dividends and distributions	(0.375)	(0.900)	(0.240)	(0.113)	(0.119)

Net asset value, end of period	$10.315	$10.325	$11.634	$11.503	$9.993

Total return[3]	3.55%	(3.46% )	3.22%	16.25%	6.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,376	$22,486	$22,424	$19,191	$14,957
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.59%	0.58%	0.58%	0.58%	0.65%
Ratio of net investment income to average net assets	1.53%	1.45%	1.04%	0.97%	1.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.49%	1.42%	1.01%	0.94%	1.02%
Portfolio turnover	27%	25%	25%	25%	28%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–29

LVIP Managed Risk Profile 2050 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$9.345	$9.888	$11.054	$9.401	$8.953

Income (loss) from investment operations:
Net investment income[2]	0.189	0.186	0.138	0.138	0.157
Net realized and unrealized gain (loss)	0.222	(0.554)	0.196	1.651	0.379

Total from investment operations	0.411	(0.368)	0.334	1.789	0.536

Less dividends and distributions from:
Net investment income	(0.182)	(0.157)	(0.214)	(0.133)	(0.088)
Net realized gain	(0.060)	(0.018)	(1.286)	—	—
Return of capital	—	—	—	(0.003)	—

Total dividends and distributions	(0.242)	(0.175)	(1.500)	(0.136)	(0.088)

Net asset value, end of period	$9.514	$9.345	$9.888	$11.054	$9.401

Total return[3]	4.41%	(3.75% )	2.94%	19.04%	6.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,659	$24,406	$20,614	$37,291	$21,788
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.50%	0.54%	0.52%	0.55%	0.94%
Ratio of net investment income to average net assets	2.01%	1.87%	1.24%	1.34%	1.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.81%	1.63%	1.02%	1.09%	1.06%
Portfolio turnover	23%	26%	46%	24%	30%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–30

LVIP Managed Risk Profile 2050 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$9.324	$9.866	$11.032	$9.385	$8.938

Income (loss) from investment operations:
Net investment income[2]	0.165	0.160	0.111	0.112	0.133
Net realized and unrealized gain (loss)	0.221	(0.552)	0.195	1.645	0.379

Total from investment operations	0.386	(0.392)	0.306	1.757	0.512

Less dividends and distributions from:
Net investment income	(0.159)	(0.132)	(0.186)	(0.107)	(0.065)
Net realized gain	(0.060)	(0.018)	(1.286)	—	—
Return of capital	—	—	—	(0.003)	—

Total dividends and distributions	(0.219)	(0.150)	(1.472)	(0.110)	(0.065)

Net asset value, end of period	$9.491	$9.324	$9.866	$11.032	$9.385

Total return[3]	4.15%	(3.98% )	2.68%	18.73%	5.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,708	$5,011	$3,075	$3,585	$2,212
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.75%	0.79%	0.77%	0.80%	1.19%
Ratio of net investment income to average net assets	1.76%	1.62%	0.99%	1.09%	1.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.56%	1.38%	0.77%	0.84%	0.81%
Portfolio turnover	23%	26%	46%	24%	30%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–31

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. Each Fund is a non-diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETF”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Funds are Managed Risk Profile Target Maturity Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

Each Fund’s investment objective is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on each Fund’s federal income returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Managed Risk Profile Target Maturity Funds–32

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed 0.30% of the Fund’s average daily net assets for the Standard Class (and 0.55% for the Service Class). The agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Effective May 1, 2016, Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund’s managed risk strategy. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Administrative	$2,392	$8,017	$9,139	$6,475	$1,855
Legal	535	1,792	2,042	1,445	413

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Trading operation	$493	$1,615	$1,851	$1,282	$377

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Printing and mailing	$4,991	$12,937	$17,450	$20,327	$11,813

The Funds currently offer two classes of shares: the Standard Class and Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized

LVIP Managed Risk Profile Target Maturity Funds–33

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, each Fund had receivables due from and liabilities payable to affiliates as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Expense reimbursement receivable from LIAC	$4,762	$3,100	$3,237	$5,490	$6,780
Management fees payable to LIAC	8,412	29,167	33,333	23,544	7,728
Distribution fees payable to LFD	1,477	5,033	5,210	4,995	1,599

Each Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, each Fund engaged in securities purchases and securities sales as follows:

	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Securities purchases	$1,364,151	$3,123,766	$2,175,552	$689,218
Securities sales	1,058	1,494	2,153	1,487

For the year ended December 31, 2016, LVIP Managed Risk Profile 2010 Fund did not engage in any 17a-7 securities purchases or securities sales.

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP Managed Risk Profile Target Maturity Funds–34

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

LVIP Managed Risk Profile 2010 Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$3,002,594	$1,386,423	$2,150,364	$25,227	$2,322,195	$38,508	$—
LVIP Clarion Global Real Estate Fund	1,154,439	441,921	407,815	21,999	1,166,832	47,640	—
LVIP Delaware Bond Fund	3,778,133	951,381	2,478,374	31,125	2,311,806	68,293	27,596
LVIP Delaware Diversified Floating Rate Fund*	1,132,655	311,770	1,465,331	(2,529)	—	—	—
LVIP Delaware Special Opportunities Fund	737,547	365,038	753,149	(2,816)	386,954	13,411	118,059
LVIP Global Income Fund	1,500,937	1,417,520	596,152	(15,789)	2,316,445	—	7,142
LVIP JPMorgan High Yield Fund	1,109,386	2,099,254	550,402	(31,135)	2,722,849	122,160	—
LVIP PIMCO Low Duration Bond Fund	1,512,182	511,190	488,706	(218)	1,548,124	26,430	3,479
LVIP SSGA Bond Index Fund	7,940,606	2,571,539	3,663,467	122,520	6,947,400	155,388	—
LVIP SSGA International Index Fund	5,196,085	1,909,480	2,408,383	(9,348)	4,630,802	145,473	—
LVIP SSGA Mid-Cap Index Fund	369,523	113,424	173,443	7,213	383,032	5,643	238
LVIP SSGA S&P 500 Index Fund	7,927,934	3,028,260	2,808,454	57,952	8,883,070	179,517	126,555
LVIP SSGA Small-Cap Index Fund	738,305	278,020	380,657	73,802	770,487	10,613	18,277
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	374,695	141,776	146,812	2,846	380,218	1,128	20,784
LVIP Western Asset Core Bond Fund**	—	3,080,951	685,172	(9,766)	2,321,637	15,648	—

Total	$36,475,021	$18,607,947	$19,156,681	$271,083	$37,091,851	$829,852	$322,130

LVIP Managed Risk Profile Target Maturity Funds–35

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

LVIP Managed Risk Profile 2020 Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$2,839,045	$205,584	$1,675,743	$(203,534)	$1,301,876	$9,726	$90,115
LVIP BlackRock Inflation Protected Bond Fund	7,151,935	2,174,693	2,836,527	31,519	6,650,618	76,256	—
LVIP Clarion Global Real Estate Fund	4,398,201	752,782	1,041,034	89,835	4,009,415	159,386	—
LVIP Delaware Bond Fund	8,625,154	746,888	3,680,009	35,709	5,747,938	159,081	64,281
LVIP Delaware Diversified Floating Rate Fund*	1,438,351	109,987	1,570,285	(6,829)	—	—	—
LVIP Delaware Special Opportunities Fund	2,809,299	716,061	986,675	(114,283)	2,632,523	45,915	373,056
LVIP Global Income Fund	2,857,751	1,803,608	664,258	(11,759)	3,980,822	—	11,267
LVIP JPMorgan High Yield Fund	4,225,642	4,722,587	1,095,874	(85,874)	8,023,070	417,634	—
LVIP PIMCO Low Duration Bond Fund	5,760,973	754,304	1,232,745	(5,093)	5,321,065	88,212	10,977
LVIP SSGA Bond Index Fund	27,370,895	3,819,395	10,217,963	296,421	21,224,767	473,134	—
LVIP SSGA International Index Fund	26,860,793	5,445,322	10,694,563	69,134	21,219,975	666,701	—
LVIP SSGA Mid-Cap Index Fund	1,407,549	128,132	451,206	13,478	1,316,284	19,213	751
LVIP SSGA S&P 500 Index Fund	38,830,107	3,594,471	10,680,114	3,214,096	34,518,083	722,303	491,367
LVIP SSGA Small-Cap Index Fund	1,398,366	2,896,145	2,074,420	216,708	2,670,188	53,552	34,140
LVIP SSGA Small-Mid Cap 200 Fund	1,398,576	183,600	516,633	13,130	1,331,540	29,465	68,207
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,854,678	441,027	736,529	(42,788)	2,613,250	7,742	131,749
LVIP Western Asset Core Bond Fund**	—	4,146,543	481,853	(8,972)	3,541,127	25,012	—

Total	$140,227,315	$32,641,129	$50,636,431	$3,500,898	$126,102,541	$2,953,332	$1,275,910

LVIP Managed Risk Profile Target Maturity Funds–36

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

LVIP Managed Risk Profile 2030 Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$1,525,996	$305,600	$326,536	$(601)	$1,481,497	$11,182	$104,027
LVIP BlackRock Inflation Protected Bond Fund	6,150,270	2,414,258	2,659,708	(8,244)	6,054,330	68,127	—
LVIP Clarion Global Real Estate Fund	4,727,083	2,659,333	1,062,112	18,810	6,083,159	225,897	—
LVIP Delaware Bond Fund	3,090,265	1,971,299	1,630,439	14,287	3,394,925	93,958	37,967
LVIP Delaware Diversified Floating Rate Fund*	3,092,129	323,076	3,466,529	(40,767)	—	—	—
LVIP Delaware Special Opportunities Fund	3,020,364	850,160	2,503,729	(41,341)	1,513,460	52,806	430,565
LVIP Global Income Fund	4,609,828	523,643	2,153,688	(59,447)	3,020,061	—	12,981
LVIP JPMorgan High Yield Fund	3,028,781	3,662,996	738,232	(44,765)	6,086,964	320,325	—
LVIP MFS International Growth Fund	3,036,306	622,072	635,194	(5,470)	3,041,840	45,902	—
LVIP MFS Value Fund	1,533,010	1,718,753	349,662	41,046	3,006,834	29,953	63,568
LVIP Mondrian International Value Fund	3,033,375	2,366,415	752,279	(29,395)	4,561,449	134,779	156,526
LVIP PIMCO Low Duration Bond Fund	3,096,168	492,354	583,400	(1,349)	3,027,641	50,789	6,332
LVIP SSGA Bond Index Fund	27,870,856	4,816,117	8,732,255	148,078	24,151,834	542,735	—
LVIP SSGA Emerging Markets 100 Fund	1,499,151	1,765,958	2,182,193	(77,495)	1,475,918	44,675	—
LVIP SSGA International Index Fund	25,851,008	3,825,017	9,697,863	715,126	19,615,376	667,313	—
LVIP SSGA Mid-Cap Index Fund	1,513,216	171,079	457,661	24,270	1,497,941	22,100	867
LVIP SSGA S&P 500 Index Fund	41,768,704	4,980,134	10,772,480	2,470,517	39,284,149	830,793	566,904
LVIP SSGA Small-Cap Index Fund	4,511,171	411,161	2,344,554	(288,608)	3,013,248	41,808	67,071
LVIP SSGA Small-Mid Cap 200 Fund	1,503,891	243,357	542,096	22,674	1,515,456	33,875	78,741
LVIP T. Rowe Price Growth Stock Fund	1,556,001	258,508	319,480	24,163	1,499,513	1,527	20,945
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,068,653	559,014	727,190	11,590	2,973,838	8,903	151,997
LVIP Western Asset Core Bond Fund**	—	6,450,629	596,951	(14,013)	5,665,733	42,208	—

Total	$149,086,226	$41,390,933	$53,234,231	$2,879,066	$141,965,166	$3,269,655	$1,698,491

LVIP Managed Risk Profile Target Maturity Funds–37

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

LVIP Managed Risk Profile 2040 Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$2,107,739	$259,643	$1,332,392	$312,315	$1,039,836	$7,748	$72,174
LVIP BlackRock Inflation Protected Bond Fund	3,185,500	1,519,171	525,553	(24,192)	4,249,489	41,291	—
LVIP Clarion Global Real Estate Fund	3,264,404	1,821,605	632,494	10,713	4,269,829	156,851	—
LVIP Delaware Bond Fund	2,134,126	217,591	813,099	10,463	1,548,836	42,866	17,321
LVIP Delaware Diversified Floating Rate Fund*	1,067,699	105,104	1,190,161	(4,954)	—	—	—
LVIP Delaware Special Opportunities Fund	2,085,884	554,535	1,672,039	315,191	1,062,084	36,649	302,435
LVIP Global Income Fund	2,122,355	328,466	331,570	(13,506)	2,119,674	—	9,138
LVIP JPMorgan High Yield Fund	2,091,722	1,388,913	394,973	(42,989)	3,204,051	168,057	—
LVIP MFS International Growth Fund	4,210,756	784,750	736,071	17,970	4,269,833	63,579	—
LVIP MFS Value Fund	2,117,410	1,344,715	453,163	5,994	3,168,034	62,324	134,353
LVIP Mondrian International Value Fund	4,190,014	1,961,822	691,411	(38,169)	5,335,698	155,610	183,186
LVIP PIMCO Low Duration Bond Fund	2,138,181	312,301	339,906	(1,674)	2,124,980	35,356	4,451
LVIP SSGA Bond Index Fund	11,762,325	1,828,197	4,160,075	102,271	9,535,745	212,683	—
LVIP SSGA Emerging Markets 100 Fund	2,070,666	2,362,531	2,889,211	(185,028)	2,071,928	62,011	—
LVIP SSGA International Index Fund	16,795,160	2,154,414	5,922,232	45,610	12,708,431	426,040	—
LVIP SSGA Mid-Cap Index Fund	1,045,057	97,451	276,595	13,301	1,051,318	15,347	609
LVIP SSGA S&P 500 Index Fund	34,160,892	3,410,781	7,242,919	1,470,053	32,868,502	661,600	456,713
LVIP SSGA Small-Cap Index Fund	2,076,848	345,183	652,859	(23,797)	2,114,688	29,012	47,022
LVIP SSGA Small-Mid Cap 200 Fund	1,038,598	150,717	337,962	8,995	1,063,497	23,512	55,289
LVIP T. Rowe Price Growth Stock Fund	1,074,576	157,049	181,237	10,467	1,052,422	1,059	14,711
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,119,234	345,197	422,328	1,697	2,087,220	6,173	106,694
LVIP Western Asset Core Bond Fund**	—	4,049,436	208,711	(5,330)	3,753,068	19,635	—

Total	$102,859,146	$25,499,572	$31,406,961	$1,985,401	$100,699,163	$2,227,403	$1,404,096

LVIP Managed Risk Profile Target Maturity Funds–38

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

LVIP Managed Risk Profile 2050 Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$272,696	$107,002	$38,151	$(5,624)	$336,383	$2,472	$22,216
LVIP BlackRock Inflation Protected Bond Fund	549,485	192,478	66,721	(3,103)	687,422	8,590	—
LVIP Clarion Global Real Estate Fund	1,125,867	837,828	167,782	(9,705)	1,726,517	62,918	—
LVIP Delaware Bond Fund	276,424	64,485	106,761	1,566	234,532	6,491	2,623
LVIP Delaware Special Opportunities Fund	539,808	256,897	483,165	15,602	343,496	11,656	92,105
LVIP JPMorgan High Yield Fund	812,566	292,134	130,648	(11,006)	1,036,484	54,381	—
LVIP MFS International Growth Fund	817,207	331,278	115,411	(3,959)	1,035,998	15,205	—
LVIP MFS Value Fund	547,835	530,432	121,170	(2,384)	1,024,865	19,847	40,785
LVIP Mondrian International Value Fund	1,084,313	440,965	112,649	(17,517)	1,380,885	39,701	44,613
LVIP PIMCO Low Duration Bond Fund	276,600	97,934	32,569	(280)	343,722	5,552	677
LVIP SSGA Bond Index Fund	553,294	170,111	393,059	10,174	342,777	7,800	—
LVIP SSGA Emerging Markets 100 Fund	804,279	541,522	843,553	(52,419)	670,322	19,627	—
LVIP SSGA International Index Fund	6,247,793	1,965,980	1,973,621	(118,475)	6,167,575	199,583	—
LVIP SSGA Mid-Cap Index Fund	270,434	420,642	89,708	1,825	680,085	9,298	185
LVIP SSGA S&P 500 Index Fund	9,389,774	3,264,778	1,207,544	(19,887)	12,347,531	244,252	157,638
LVIP SSGA Small-Cap Index Fund	1,343,764	279,430	738,305	(107,762)	1,025,945	13,847	21,546
LVIP SSGA Small-Mid Cap 200 Fund	268,761	93,638	83,173	3,134	343,939	7,480	16,826
LVIP T. Rowe Price Growth Stock Fund	556,013	188,352	70,732	(2,034)	680,927	674	8,952
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	548,327	198,901	88,026	(5,669)	675,222	1,967	32,532
LVIP Western Asset Core Bond Fund**	—	834,365	25,816	(858)	794,887	3,227	—

Total	$26,285,240	$11,109,152	$6,888,564	$(328,381)	$31,879,514	$734,568	$440,698

*Issuer was not an investment of the Fund at December 31, 2016.

**Issuer was not an investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Purchases	$19,462,007	$37,215,499	$47,098,667	$28,358,006	$12,603,358
Sales	19,673,830	51,760,859	54,814,445	32,355,545	7,177,769

LVIP Managed Risk Profile Target Maturity Funds–39

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Cost of investments	$32,206,804	$107,143,571	$124,590,337	$84,310,085	$32,002,340

Aggregate unrealized appreciation	$8,670,167	$33,883,720	$37,117,100	$30,757,683	$5,602,850
Aggregate unrealized depreciation	(984,230)	(3,437,887)	(5,137,949)	(3,977,805)	(962,900)

Net unrealized appreciation	$7,685,937	$30,445,833	$31,979,151	$26,779,878	$4,639,950

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments)(e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Affiliated Investments	$37,091,851	$126,102,541	$141,965,166	$100,699,163	$31,879,514
Unaffiliated Investments	2,800,890	11,486,863	14,604,322	10,390,800	4,762,776

Total	$39,892,741	$137,589,404	$156,569,488	$111,089,963	$36,642,290

Futures Contracts	$5,839	$28,434	$24,424	$10,758	$(21,094)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Managed Risk Profile Target Maturity Funds–40

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Year Ended December 31, 2016:
Ordinary income	$889,889	$2,681,389	$2,991,111	$2,003,568	$672,693
Long-term capital gain	1,584,217	3,389,136	3,779,971	2,177,239	218,599

Total	$2,474,106	$6,070,525	$6,771,082	$4,180,807	$891,292

Year Ended December 31, 2015:
Ordinary income	$722,471	$2,756,965	$2,888,075	$1,945,682	$501,895
Long-term capital gain	2,108,123	5,125,001	9,632,766	7,351,162	22,733

Total	$2,830,594	$7,881,966	$12,520,841	$9,296,844	$524,628

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Shares of beneficial interest	$32,347,579	$109,374,347	$129,945,977	$90,370,394	$34,129,425
Undistributed ordinary income	47,842	—	—	—	17,393
Undistributed long-term capital gains	400,733	4,047,230	3,100,047	2,143,410	51,165
Straddle losses deferred	(1,716,335)	(8,238,562)	(9,383,925)	(8,923,444)	(2,470,527)
Net unrealized appreciation	7,679,012	30,425,066	31,958,387	26,766,038	4,639,989

Net assets	$38,758,831	$135,608,081	$155,620,486	$110,356,398	$36,367,445

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, pass-through consent dividends from Underlying Funds and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds, gain (loss) on foreign currency transactions and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Funds recorded the following reclassifications:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Undistributed net investment income	$52,139	$177,906	$162,324	$112,912	$28,598
Accumulated net realized loss	(52,139)	(177,906)	(162,324)	(112,912)	(28,598)

LVIP Managed Risk Profile Target Maturity Funds–41

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Managed Risk Profile 2010 Fund		LVIP Managed Risk Profile 2020 Fund		LVIP Managed Risk Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Standard Class	1,056,730	555,388	1,475,696	2,020,861	2,148,253	2,064,039
Service Class	99,354	91,823	225,760	214,538	329,050	258,335
Shares issued upon reinvestment of dividends and distributions:
Standard Class	185,050	207,034	449,943	589,855	527,983	973,741
Service Class	33,601	39,759	88,915	106,757	92,590	161,670

	1,374,735	894,004	2,240,314	2,932,011	3,097,876	3,457,785

Shares redeemed:
Standard Class	(1,172,712)	(926,439)	(2,915,248)	(2,509,355)	(3,019,887)	(2,625,441)
Service Class	(74,580)	(191,322)	(294,935)	(487,275)	(331,175)	(235,956)

	(1,247,292)	(1,117,761)	(3,210,183)	(2,996,630)	(3,351,062)	(2,861,397)

Net increase (decrease)	127,443	(223,757)	(969,869)	(64,619)	(253,186)	596,388

	LVIP Managed Risk Profile 2040 Fund		LVIP Managed Risk Profile 2050 Fund
	Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Standard Class	1,282,707	1,168,196	799,554	840,708
Service Class	377,128	308,503	294,151	243,741
Shares issued upon reinvestment of dividends and distributions:
Standard Class	319,758	718,448	75,662	47,520
Service Class	83,747	173,079	17,997	8,280

	2,063,340	2,368,226	1,187,364	1,140,249

Shares redeemed:
Standard Class	(1,651,279)	(1,544,893)	(474,619)	(361,011)
Service Class	(372,424)	(231,345)	(37,425)	(26,285)

	(2,023,703)	(1,776,238)	(512,044)	(387,296)

Net increase	39,637	591,988	675,320	752,953

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in the value caused by interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds’ investments; to facilitate in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in

LVIP Managed Risk Profile Target Maturity Funds–42

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, each Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; and to hedge currency risks associated with the Funds’ investments.

LVIP Managed Risk Profile 2010 Fund

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized appreciation on futures contracts	$13,276	Net unrealized appreciation on futures contracts	$(17,876)
Future contracts (Currency contracts)	Net unrealized appreciation on futures contracts	10,439	Net unrealized appreciation on futures contracts	—

Total		$23,715		$(17,876)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(434,604)	$816
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	30,109	2,612

Total		$(404,495)	$3,428

LVIP Managed Risk Profile 2020 Fund

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized appreciation on futures contracts	$55,576	Net unrealized appreciation on futures contracts	$(69,528)
Futures contracts (Currency contracts)	Net unrealized appreciation on futures contracts	42,386	Net unrealized appreciation on futures contracts	—

Total		$97,962		$(69,528)

LVIP Managed Risk Profile Target Maturity Funds–43

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2020 Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,363,909)	$95,970
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	175,623	(29,562)

Total		$(2,188,286)	$66,408

LVIP Managed Risk Profile 2030 Fund

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized appreciation on futures contracts	$55,289	Net unrealized appreciation on futures contracts	$(76,224)
Futures contracts (Currency contracts)	Net unrealized appreciation on futures contracts	45,359	Net unrealized appreciation on futures contracts	—

Total		$100,648		$(76,224)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,915,780)	$47,393
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	200,136	(41,898)

Total		$(3,715,644)	$5,495

LVIP Managed Risk Profile 2040 Fund

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized appreciation on futures contracts	$34,775	Net unrealized appreciation on futures contracts	$(54,645)
Futures contracts (Currency contracts)	Net unrealized appreciation on futures contracts	30,628	Net unrealized appreciation on futures contracts	—

Total		$65,403		$(54,645)

LVIP Managed Risk Profile Target Maturity Funds–44

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2040 Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,499,432)	$94,300
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	216,930	(51,867)

Total		$(3,282,502)	$42,433

LVIP Managed Risk Profile 2050 Fund

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized depreciation on futures contracts	$5,172	Net unrealized depreciation on futures contracts	$(31,010)
Futures contracts (Currency contracts)	Net unrealized depreciation on futures contracts	4,744	Net unrealized depreciation on futures contracts	—

Total		$9,916		$(31,010)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,018,579)	$25,580
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	484	(35,088)

Total		$(1,018,095)	$(9,508)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2016.

	Long Derivative Volume Future Contracts (Average Notional Value)	Short Derivative Volume Future Contracts (Average Notional Value)
LVIP Managed Risk Profile 2010 Fund	$—	$ 7,149,026
LVIP Managed Risk Profile 2020 Fund	—	38,939,131
LVIP Managed Risk Profile 2030 Fund	—	51,481,485
LVIP Managed Risk Profile 2040 Fund	—	43,239,572
LVIP Managed Risk Profile 2050 Fund	—	52,306,182

LVIP Managed Risk Profile Target Maturity Funds–45

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Funds for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Managed Risk Profile Target Maturity Funds–46

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Managed Risk Profile Target Maturity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (five of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Managed Risk Profile Target Maturity Funds–47

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Managed Risk Profile 2010 Fund	64.03%	35.97%	100.00%
LVIP Managed Risk Profile 2020 Fund	55.83%	44.17%	100.00%
LVIP Managed Risk Profile 2030 Fund	55.83%	44.17%	100.00%
LVIP Managed Risk Profile 2040 Fund	52.08%	47.92%	100.00%
LVIP Managed Risk Profile 2050 Fund	24.53%	75.47%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in underlying funds (the “Equity Sleeve”). The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman Financial Risk Management LLC (“Milliman”) had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Risk Funds effective May 1, 2016 and that in June 2016, the risk-management strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk managed overlay would improve risk/return performance for investors. The Board concluded that the services provided by LIAC were satisfactory.

LVIP Managed Risk Profile Target Maturity Funds–48

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar in for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the total return of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information comparing the Funds’ performance to the quarterly average total return of funds in the respective Morningstar category.

The Board considered that the Funds employ a managed risk strategy that has both a volatility management component and a capital protection component and that during periods of rising equity markets the Funds would be expected to underperform peer funds that were not risk managed similarly to the Funds. The Board also considered that the performance peer groups contained a limited number of funds.

The Board reviewed the LVIP Managed Risk Profile 2010 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2000-2010 Conservative funds category and a custom index (2010 Blended Risk Control Composite). The Board noted that the Fund’s total return was above the median return of the performance peer group and below the return of the benchmark index for the one year period and above the median return of the performance peer group and the return of the benchmark index for the three and five year periods. The Board noted that the Fund’s standard deviation for the three year period was the same as the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was primarily attributable to a combination of the Fund’s equity and fixed income allocations compared to the broad equity and fixed income benchmarks and the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2020 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2016-2020 Conservative funds category and a custom index (2020 Blended Risk Control Composite). The Board noted that the Fund’s total return was above the median return of the performance peer group and below the return of the benchmark index for the one year period, above the median return of the performance peer group and the return of the benchmark index for the three year period and the same as the median return of the performance peer group and above the return of the benchmark index for the five year period. The Board noted that the Fund’s standard deviation for the three year period was the same as the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was primarily attributable to a combination of the Fund’s equity and fixed income allocations compared to the broad equity and fixed income benchmarks and the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2030 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2026-2030 Conservative funds category and a custom index (2030 Blended Risk Control Composite). The Board noted that the Fund’s total return was above the median return of the performance peer group and below the return of the benchmark index for the one year period, above the median return of the performance peer group and the return of the benchmark index for the three year period and the same as the median return of the performance peer group and above the return of the benchmark index for the five year period. The Board noted that the Fund’s standard deviation for the three year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was primarily attributable to a combination of the Fund’s equity and fixed income allocations compared to the broad equity and fixed income benchmarks and the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2040 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2036-2040 Conservative funds category and a custom index (2040 Blended Risk Control Composite). The Board noted that the Fund’s total return was above the median return of the performance peer group and the return of the benchmark index for the one year period, above the median return of the performance peer group and below the return of the benchmark index for the three year period and the same as the median return of the performance peer group and below the benchmark index for the five year period. The Board noted that the Fund’s standard deviation for the three year period was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was primarily attributable to a combination of the Fund’s equity and fixed income allocations compared to the broad equity and fixed income benchmarks and the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2050 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2050+ Moderate funds category and a custom index (2050 Blended Risk Control Composite). The Board noted that the Fund’s total return was above the median return of the Morningstar performance peer group and the return of the benchmark index for the one and three year periods. The Board noted that the Fund’s standard deviation for the three year period was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

LVIP Managed Risk Profile Target Maturity Funds–49

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median for each Fund. The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar expense peer group. The Board considered that each Fund’s net expense ratio giving effect to the expense limitation plus AFFE was below the median net expense ratio of the respective Morningstar expense peer group, including AFFE, for each Fund except for the LVIP Managed Risk Profile 2010 Fund, where the net expense ratio plus AFFE was above the median expense ratio of the respective Morningstar expense peer group, including AFFE, and LVIP Managed Risk Profile 2020 Fund, where the net expense ratio plus AFFE was within range of the median expense ratio of the respective Morningstar expense peer group, including AFFE. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for each Fund through April 30, 2017 and LVIP Managed Risk Profile 2010 Fund’s and LVIP Managed Risk Profile 2050 Fund’s asset levels and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Managed Risk Profile Target Maturity Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Managed Risk Profile Target Maturity Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Managed Risk Profile Target Maturity Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Managed Risk Profile Target Maturity Funds–53

LVIP MFS International Equity Managed Volatility Fund

(formerly LVIP MFS International Growth Managed Volatility Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP MFS International Equity

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling

1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The Fund returned (1.32%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI EAFE® NR Index1 returned 1.00% during the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund consists of underlying funds that invest predominantly in international stocks. The Fund, through the underlying funds, had an overweight allocation (versus the benchmark) to emerging market stocks, which benefited relative performance for 2016, as emerging market stocks outperformed developed international equities.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Amritansh Tewary Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/13 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,417 for the Standard Class shares and to $9,332 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $10,575. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP MFS International Equity Managed Volatility Fund–1

LVIP MFS International Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	–	1.32%
Inception (5/1/13)	–	1.62%

Service Class Shares
One Year	–	1.55%
Inception (5/1/13)	–	1.87%
1.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP MFS International Equity Managed Volatility Fund–2

LVIP MFS International Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$987.50	0.20%	$1.00
Service Class Shares	1,000.00	986.30	0.45%	2.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund–3

LVIP MFS International Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	92.97%
Equity Fund	9.23%
International Equity Funds	83.74%
Unaffiliated Investment	6.51%
Money Market Fund	6.51%
Total Value of Securities	99.48%
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%

LVIP MFS International Equity Managed Volatility Fund–4

LVIP MFS International Equity Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–92.97%
Equity Fund–9.23%
*Lincoln Variable Insurance Products Trust–LVIP MFS Value Fund	522,544	$19,818,523

		19,818,523

International Equity Funds–83.74%
*Lincoln Variable Insurance Products Trust–LVIP MFS International Growth Fund	10,230,212	140,205,056
MFS® Variable Insurance Trust II– XMFS® Research International Portfolio	2,926,112	39,619,551

		179,824,607

Total Affiliated Investments (Cost $195,813,428)		199,643,130

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT–6.51%
Money Market Fund–6.51%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	13,985,264	$13,985,264

Total Unaffiliated Investment (Cost $13,985,264)		13,985,264

TOTAL VALUE OF SECURITIES–99.48% (Cost $209,798,692)	213,628,394
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.52%	1,124,646

NET ASSETS APPLICABLE TO 23,671,515 SHARES OUTSTANDING–100.00%	$214,753,040

*	Standard Class shares.

X	Initial Class.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
39	British Pound - Currency Contract	$3,075,748	$3,012,262	3/13/17	$(63,486)
19	E-mini S&P 500 Index - Equity Contract	2,130,370	2,124,390	3/19/17	(5,980)
37	Euro - Currency Contract	4,901,100	4,890,475	3/14/17	(10,625)
155	Euro STOXX 50 Index - Equity Contract	5,183,471	5,346,778	3/18/17	163,307
36	FTSE 100 Index - Equity Contract	3,051,015	3,127,831	3/20/17	76,816
31	Japanese Yen - Currency Contract	3,413,000	3,331,338	3/13/17	(81,662)
22	Nikkei 225 Index (OSE) - Equity Contract	3,427,878	3,595,294	3/10/17	167,416

					$245,786

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–5

LVIP MFS International Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investments, at value	$199,643,130
Unaffiliated investment, at value	13,985,264

Total investments, at value	213,628,394
Cash collateral held at broker for futures contracts	750,050
Foreign currencies collateral held at broker for futures contracts, at value	321,768
Net unrealized appreciation on futures contracts	245,786
Receivable for fund shares sold	53,943
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	13,812
Dividends receivable from investments	3,457

TOTAL ASSETS	215,017,210

LIABILITIES:
Due to manager and affiliates	80,428
Payable for investments purchased	65,777
Cash due to custodian	38,418
Foreign currencies due to custodian	30,644
Payable for fund shares redeemed	27,366
Accrued expenses payable	21,537

TOTAL LIABILITIES	264,170

TOTAL NET ASSETS	$214,753,040

Affiliated investments, at cost	$195,813,428
Unaffiliated investment, at cost	13,985,264

Total investments, at cost	$209,798,692

Foreign currencies collateral held at broker, at cost	$321,768

Standard Class:
Net Assets	$9,359
Shares Outstanding	1,032
Net Asset Value Per Share	$9.069

Service Class:
Net Assets	$214,743,681
Shares Outstanding	23,670,483
Net Asset Value Per Share	$9.072

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$231,214,781
Undistributed net investment income	604,063
Accumulated net realized loss on investments	(21,141,097)
Net unrealized appreciation of investments, derivatives and foreign currencies	4,075,293

TOTAL NET ASSETS	$214,753,040

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–6

LVIP MFS International Equity Managed Volatility Fund Statement of Operations Year Ended December 31, 2016	LVIP MFS International Equity Managed Volatility Fund Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends from affiliated investments	$3,153,066
Dividends from unaffiliated investment	22,464

3,175,530

EXPENSES:
Management fees	1,683,535
Distribution fees-Service Class	495,134
Accounting and administration expenses	74,871
Reports and statements to shareholders	36,770
Professional fees	23,546
Trustees’ fees and expenses	5,149
Consulting fees	3,794
Custodian fees	3,694
Pricing fees	210
Other	1,175

2,327,878
Less management fees waived	(1,287,409)
Less expenses reimbursed	(149,209)

Total operating expenses	891,260

NET INVESTMENT INCOME	2,284,270

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	809,178
Sale of affiliated investments	(8,570,831)
Foreign currencies	557,450
Futures contracts	(9,011,564)

Net realized loss	(16,215,767)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	10,844,719
Foreign currencies	(195)
Futures contracts	124,877

Net change in unrealized appreciation (depreciation)	10,969,401

NET REALIZED AND UNREALIZED LOSS	(5,246,366)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,962,096)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,284,270	$1,346,928
Net realized loss	(16,215,767)	(2,180,090)
Net change in unrealized appreciation (depreciation)	10,969,401	(3,356,106)

Net decrease in net assets resulting from operations	(2,962,096)	(4,189,268)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(122)	(91)
Service Class	(2,278,940)	(1,269,868)

	(2,279,062)	(1,269,959)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	61,566,775	107,716,996
Net asset value of shares issued upon reinvestment of dividends and distributions
Standard Class	122	91
Service Class	2,278,940	1,269,868

	63,845,837	108,986,955

Cost of shares redeemed
Service Class	(25,766,789)	(16,129,276)

	(25,766,789)	(16,129,276)

Increase in net assets derived from capital share transactions	38,079,048	92,857,679

NET INCREASE IN NET ASSETS	32,837,890	87,398,452
NET ASSETS
Beginning of year	181,915,150	94,516,698

End of year	$214,753,040	$181,915,150

Undistributed net investment income	$604,063	$18,614

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–7

LVIP MFS International Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Equity Managed Volatility Fund Standard Class
				5/1/13[2]
	12/31/16[1]	Year Ended 12/31/15	12/31/14	to 12/31/13
Net asset value, beginning of period	$9.313	$9.389	$10.195	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.129	0.116	0.111	0.132
Net realized and unrealized gain (loss)	(0.253)	(0.102)	(0.837)	0.128

Total from investment operations	(0.124)	0.014	(0.726)	0.260

Less dividends and distributions from:
Net investment income	(0.120)	(0.090)	(0.080)	(0.063)
Return of capital	—	—	—	(0.002)

Total dividends and distributions	(0.120)	(0.090)	(0.080)	(0.065)

Net asset value, end of period	$9.069	$9.313	$9.389	$10.195

Total return[4]	(1.32% )	0.13%	(7.12% )	2.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$9	$10	$513
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed [5]	0.92%	0.94%	0.97%	1.32%
Ratio of net investment income to average net assets	1.40%	1.19%	1.10%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.68%	0.45%	0.33%	0.87%
Portfolio turnover	35%	5%	10%	1%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–8

LVIP MFS International Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Equity Managed Volatility Fund Service Class
		Year Ended		5/1/13[2] to

	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.315	$9.391	$10.195	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.106	0.091	0.084	0.116
Net realized and unrealized gain (loss)	(0.252)	(0.101)	(0.833)	0.127

Total from investment operations	(0.146)	(0.010)	(0.749)	0.243

Less dividends and distributions from:
Net investment income	(0.097)	(0.066)	(0.055)	(0.046)
Return of capital	—	—	—	(0.002)

Total dividends and distributions	(0.097)	(0.066)	(0.055)	(0.048)

Net asset value, end of period	$9.072	$9.315	$9.391	$10.195

Total return[4]	(1.55% )	(0.13% )	(7.35% )	2.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$214,744	$181,906	$94,507	$41,935
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.17%	1.19%	1.22%	1.57%
Ratio of net investment income to average net assets	1.15%	0.94%	0.85%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.43%	0.20%	0.08%	0.62%
Portfolio turnover	35%	5%	10%	1%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–9

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Equity Managed Volatility Fund (formerly, LVIP MFS International Growth Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of fund structure and invests substantially all of its assets in other mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP MFS International Equity Managed Volatility Fund–10

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.85% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”), is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$11,317
Legal	2,510

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,762 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $27,858 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$13,812
Management fees payable to LIAC	35,747
Distribution fees payable to LFD	44,681

Certain officers and trustees of the Fund are also officers or directors of the Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

LVIP MFS International Equity Managed Volatility Fund–11

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

	Value			Net realized	Value		Capital Gain
	12/31/15	Purchases	Sales	Gain(Loss)	12/31/16	Dividends	Distributions
LVIP MFS International Growth Fund	$168,851,121	$33,639,838	$58,646,973	$(8,585,158)	$140,205,056	$2,146,647	$—
LVIP MFS Value Fund*	—	20,857,823	3,549,996	35,059	19,818,523	399,933	809,178
MFS® Research International Portfolio*	—	39,856,658	3,639,229	(20,732)	39,619,551	606,486	—

Total	$168,851,121	$94,354,319	$65,836,198	$(8,570,831)	$199,643,130	$3,153,066	$809,178

*Issuer was	not an investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$94,354,319
Sales	65,836,198

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$212,136,730

Aggregate unrealized appreciation	$5,898,491
Aggregate unrealized depreciation	(4,406,827)

Net unrealized appreciation	$1,491,664

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investments	$199,643,130
Unaffiliated Investment	13,985,264

Total	$213,628,394

Futures Contracts	$245,786

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP MFS International Equity Managed Volatility Fund–12

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$2,279,062	$1,269,959

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$231,214,781
Undistributed ordinary income	604,063
Capital loss carryforwards	(18,724,689)
Net unrealized appreciation	1,658,885

Net assets	$214,753,040

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and redesignation of dividends and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$580,241	$(580,241)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$10,301,927	$8,422,762	$18,724,689

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Service Class	6,683,150	10,997,802
Shares issued upon reinvestment of dividends and distributions:
Standard Class	14	10
Service Class	251,851	134,877

	6,935,015	11,132,689

Shares redeemed:
Service Class	(2,793,542)	(1,667,584)

	(2,793,542)	(1,667,584)

Net increase	4,141,473	9,465,105

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP MFS International Equity Managed Volatility Fund–13

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)	Net unrealized appreciation on futures contracts	$—	Net unrealized appreciation on futures contracts	$(155,773)
Futures contracts (Equity contracts)	Net unrealized appreciation on futures contracts	407,539	Net unrealized appreciation on futures contracts	(5,980)

Total		$407,539		$(161,753)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,477,262)	$(276,682)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(7,534,302)	401,559

Total		$(9,011,564)	$124,877

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative	Short Derivative
	Volume	Volume
Futures contracts (average notional value).	$34,409,861	$465,212,653

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP MFS International Equity Managed Volatility Fund–14

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Equity Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP MFS International Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust ) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP MFS International Equity Managed Volatility Fund–16

LVIP MFS International Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reported distributions paid during the year as follows:

(A)
Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

{On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP MFS International Equity Managed Volatility Fund–17

LVIP MFS International Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE Risk Control 10% (Net) Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted the Fund’s total return was above the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund had been restructured in February 2016 to add two funds to the Equity Sleeve for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee was the same as the median investment management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP MFS International Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP MFS International Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP MFS International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP MFS International Equity Managed Volatility Fund–21

LVIP MFS International Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP MFS International Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

Subadvised by: MFS Investment Management

The Fund returned 1.66% (Standard Class shares with distributions reinvested) for the year ended December 31, 2016, while its benchmark, the MSCI EAFE® NR Index* returned 1.00%.

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Stock selection in the retailing sector contributed to performance relative to the MSCI EAFE Index. Within this sector, overweight positions in luxury goods company LVMH (France) and apparel and accessories retailer Kering (France) aided relative performance. A combination of an underweight allocation and stock selection in the utilities & communications sector helped relative returns. However, there were no individual stocks within this sector that were among the Fund’s largest relative contributors during the period.

Strong stock selection in both the special products & services and industrial goods & services sectors bolstered relative performance. Within the special products & services sector, the Fund’s holdings of management consulting firm Accenture(b) helped relative returns. Within the industrial goods & services sector, overweight positions in engineering equipment and services provider Weir Group (United Kingdom) and electrical distribution equipment manufacturer Schneider Electric (France), and holdings of precision instruments manufacturer Mettler-Toledo International, supported relative results.

Elsewhere, the Fund’s holdings of railroad company Canadian National Railway(b) (Canada) and semiconductor manufacturer Taiwan Semiconductor (Taiwan), and overweight positions in digital products manufacturer ARM (United Kingdom) (not held at December 31, 2016) and data recording products provider Nice Systems (Israel), also contributed to relative outperformance.

Weak security selection in the basic materials sector held back relative results. Here, not owning shares of mining giant BHP Billiton (Australia & United Kingdom) and commodity trading and mining company Glencore (United Kingdom) dampened relative performance. The combination of stock selection and an underweight position in the energy sector also hurt relative results. Here, not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil company BP (United Kingdom) weighed on relative returns.

Other top relative detractors during the period included overweight positions in telecommunications equipment provider Ericsson (Sweden), pharmaceutical and diagnostic company Roche Holding (Switzerland), hotel and restaurant operator Whitbread (United Kingdom), investment management and banking firm UBS (Switzerland) and healthcare products maker Bayer (Germany). The Fund’s modest cash and/or cash equivalents position, which averaged 1.3% during the period, detracted from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Portfolio Managers:
MFS Investment Management:	David A. Antonelli
Matthew Barrett
Kevin M. Dwan

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,305. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $10,775. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 1.66%
Five Years	+ 5.81%
Ten Years	+ 1.23%

Service Class Shares
One Year	+ 1.41%
Five Years	+ 5.55%
Inception (4/30/07)	+ 0.56%

*

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,001.20	0.77%	$3.87
Service Class Shares	1,000.00	1,000.00	1.02%	5.13
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.27	0.77%	$3.91
Service Class Shares	1,000.00	1,020.01	1.02%	5.18

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations

  and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Security Type/Country	Percentage of Net Assets
Common Stock	98.75%
Australia	1.46%
Brazil	0.34%
Canada	4.31%
China	1.89%
Denmark	1.69%
France	17.89%
Germany	10.83%
Hong Kong	3.09%
India	1.69%
Ireland	3.81%
Israel	2.18%
Italy	0.89%
Japan	9.83%
Mexico	0.70%
Netherlands	1.21%
Peru	0.50%
Republic of Korea	0.25%
Singapore	1.09%
Spain	1.48%
Sweden	1.14%
Switzerland	13.83%
Taiwan	1.90%
United Kingdom	14.57%
United States	2.18%
Money Market Fund	1.04%
Total Value of Securities	99.79%
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.90%
Air Freight & Logistics	0.36%
Banks	5.09%
Beverages	5.12%
Building Products	0.95%
Capital Markets	3.10%
Chemicals	6.18%
Commercial Services & Supplies	1.20%
Communications Equipment	0.89%
Consumer Finance	0.72%
Diversified Financial Services	0.41%
Electrical Equipment	3.15%
Electronic Equipment, Instruments & Components	0.65%
Food & Staples Retailing	1.49%
Food Products	6.65%
Health Care Equipment & Supplies	3.84%
Health Care Providers & Services	1.47%
Hotels, Restaurants & Leisure	3.95%
Household Products	2.56%
Insurance	2.82%
Internet Software & Services	2.14%
IT Services	4.94%
Life Sciences Tools & Services	2.57%
Machinery	1.76%
Media	2.09%
Oil, Gas & Consumable Fuels	1.56%
Personal Products	2.66%
Pharmaceuticals	8.88%
Professional Services	1.79%
Road & Rail	2.60%
Semiconductors & Semiconductor Equipment	2.14%
Software	5.79%
Textiles, Apparel & Luxury Goods	4.66%
Tobacco	1.59%
Trading Companies & Distributors	1.02%
Wireless Telecommunication Services	1.06%
Total	98.75%

LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations

  and Top 10 Equity Holdings (unaudited) (continued)

As of December 31, 2016

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	3.96%
Roche Holding	3.70%
AIA Group	2.82%
Danone	2.69%
Accenture Class A	2.67%
SAP	2.66%
Canadian National Railway	2.60%
LVMH Moet Hennessy Louis Vuitton	2.50%
Novartis	2.50%
Pernod Ricard	2.34%
Total	28.44%

IT–Information Technology

LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.75%
Australia–1.46%
Brambles	913,830	$ 8,177,371
Oil Search	1,285,485	6,651,396

		14,828,767

Brazil–0.34%
Ambev ADR	711,126	3,491,629

		3,491,629

Canada–4.31%
Canadian National Railway	392,645	26,464,273
Element Fleet Management	448,542	4,162,539
Ritchie Bros Auctioneers	117,942	4,001,235
Suncor Energy	283,336	9,264,105

		43,892,152

☐China–1.89%
†Alibaba Group Holding ADR	142,002	12,469,196
†Baidu ADR	40,878	6,720,752

		19,189,948

Denmark–1.69%
Carlsberg Class B	106,100	9,156,524
Novo Nordisk Class B	224,184	8,084,908

		17,241,432

France–17.89%
Air Liquide	138,641	15,418,608
Danone	431,746	27,359,541
Dassault Systemes	159,156	12,127,899
Essilor International	97,430	11,009,783
Kering	60,848	13,662,216
Legrand	90,175	5,121,080
L’Oreal	121,213	22,124,950
LVMH Moet Hennessy Louis Vuitton	133,408	25,474,352
Pernod Ricard	219,971	23,838,327
Publicis Groupe	115,385	7,961,704
Schneider Electric	257,021	17,886,269

		181,984,729

Germany–10.83%
Bayer	184,474	19,249,713
Brenntag	186,824	10,383,663
Fresenius Medical Care & Co.	176,295	14,929,664
GEA Group	208,146	8,376,380
Linde	77,512	12,736,668
†QIAGEN	235,997	6,627,905
SAP	310,689	27,082,744
Symrise	177,274	10,791,510

		110,178,247

∎Hong Kong–3.09%
AIA Group	5,076,600	28,641,595
Dairy Farm International Holdings	385,800	2,773,902

		31,415,497

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
India–1.69%
HDFC Bank ADR	208,749	$12,666,889
ITC	1,264,888	4,503,611

		17,170,500

Ireland–3.81%
Accenture Class A	231,743	27,144,058
Paddy Power Betfair	107,018	11,573,258

		38,717,316

Israel–2.18%
†Mellanox Technologies	59,276	2,424,388
Nice ADR	286,721	19,714,936

		22,139,324

Italy–0.89%
Prysmian	353,341	9,075,444

		9,075,444

Japan–9.83%
AEON Financial Service	414,200	7,360,799
Japan Tobacco	355,200	11,682,471
Keyence	9,700	6,656,171
Nippon Paint Holdings	164,000	4,469,219
Obic	184,300	8,057,951
Shiseido	193,800	4,905,731
SoftBank Group	161,900	10,756,394
Sundrug	178,600	12,362,558
Terumo	385,100	14,217,810
TOTO	243,300	9,627,914
Unicharm	281,400	6,157,694
Yamato Holdings	181,500	3,690,565

		99,945,277

Mexico–0.70%
Grupo Financiero Banorte	989,307	4,872,646
Grupo Financiero Inbursa	1,456,437	2,207,526

		7,080,172

Netherlands–1.21%
Akzo Nobel	196,485	12,283,630

		12,283,630

Peru–0.50%
Credicorp	32,404	5,115,295

		5,115,295

Republic of Korea–0.25%
NAVER	4,025	2,582,692

		2,582,692

Singapore–1.09%
DBS Group Holdings	922,800	11,049,513

		11,049,513

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Spain–1.48%
Amadeus IT Holding	330,288	$15,009,245

		15,009,245

Sweden–1.14%
Atlas Copco Class A	85,207	2,595,322
Telefonaktiebolaget LM Ericsson Class B	1,533,258	9,003,721

		11,599,043

Switzerland–13.83%
†Julius Baer Group	201,728	8,960,186
Nestle	562,180	40,329,224
Novartis	348,800	25,381,597
Roche Holding	164,591	37,595,862
Sonova Holding	48,563	5,884,979
UBS Group	1,440,565	22,564,089

		140,715,937

Taiwan–1.90%
MediaTek	604,000	4,057,402
Taiwan Semiconductor Manufacturing ADR	530,184	15,242,790

		19,300,192

United Kingdom–14.57%
Burberry Group	445,255	8,214,522
Compass Group	792,203	14,654,428
Croda International	182,457	7,186,526
Diageo	599,609	15,592,017
Experian	412,766	8,006,825
HSBC Holdings	1,961,566	15,880,124
Intertek Group	236,865	10,161,472
Reckitt Benckiser Group	234,574	19,906,668
†Rolls-Royce Holdings	1,106,998	9,113,286
Smith & Nephew	528,345	7,950,326
Weir Group	298,897	6,962,017
Whitbread	242,176	11,269,763
WPP	593,615	13,285,332

		148,183,306

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United States–2.18%
†Mettler-Toledo International	46,643	$19,522,894
†Yum China Holdings	102,330	2,672,860

		22,195,754

Total Common Stock (Cost $915,952,976)		1,004,385,041

MONEY MARKET FUND–1.04%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	10,573,140	10,573,140

Total Money Market Fund (Cost $10,573,140)		10,573,140

TOTAL VALUE OF SECURITIES–99.79% (Cost $926,526,116)	1,014,958,181
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.21%	2,156,984

NET ASSETS APPLICABLE TO 74,197,394 SHARES OUTSTANDING–100.00%	$1,017,115,165

NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($859,431,048 / 62,708,121 Shares)	$13.705
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($157,684,117 / 11,489,273 Shares)	$13.724

LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$989,750,153
Undistributed net investment income	1,023,679
Accumulated net realized loss on investments	(61,825,426)
Net unrealized appreciation of investments, foreign currencies and derivatives	88,166,759

Total net assets	$1,017,115,165

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $3,293,377 payable for securities purchased, $305,658 payable for fund shares redeemed and $655,653 due to managers and affiliates as of December 31, 2016.

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following foreign currency exchange contracts were outstanding at December 31, 20161:

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	JPY	47,753,064	USD	(409,065)	1/5/17	$ (270)
BBH	CAD	78,319	USD	(57,767)	1/3/17	568
BBH	GBP	12,509	USD	(15,295)	1/3/17	123
BBH	SGD	69,470	USD	(47,917)	1/4/17	52
BCLY	AUD	88,542	USD	(63,834)	1/3/17	54
BCLY	EUR	(87,510)	USD	91,687	1/3/17	(457)
GSC	EUR	517,773	USD	(546,246)	1/3/17	(1,049)
GSC	HKD	959,806	USD	(123,750)	1/3/17	25
GSC	SEK	(1,526,004)	USD	167,199	1/3/17	(359)

						$(1,313)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BBH–Brown Brothers Harriman & Co.

BCLY–Barclays Bank

CAD–Canadian Dollar

EUR–Euro

GBP–British Pound Sterling

GSC–Goldman Sachs Capital

HKD–Hong Kong Dollar

JPY–Japanese Yen

SGD–Singapore Dollar

SEK–Swedish Krona

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$29,870,914
Interest	52,544
Foreign tax withheld	(2,491,050)

27,432,408

EXPENSES:
Management fees	9,937,552
Distribution fees-Service Class	394,974
Accounting and administration expenses	300,867
Custodian fees	155,816
Professional fees	86,537
Reports and statements to shareholders	61,528
Trustees’ fees and expenses	32,774
Pricing fees	13,977
Consulting fees	2,602
Other	11,598

10,998,225
Less management fees waived	(1,247,819)

Total operating expenses	9,750,406

NET INVESTMENT INCOME	17,682,002

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(18,565,993)
Foreign currencies	(373,385)
Foreign currency exchange contracts	(47,654)

Net realized loss	(18,987,032)

Net change in unrealized appreciation (depreciation) of:
Investments	28,857,601
Foreign currencies	(106,408)
Foreign currency exchange contracts	(678)

Net change in unrealized appreciation (depreciation)	28,750,515

NET REALIZED AND UNREALIZED GAIN	9,763,483

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,445,485

See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,682,002	$12,347,949
Net realized gain (loss)	(18,987,032)	418,566
Net change in unrealized appreciation (depreciation)	28,750,515	2,237,352

Net increase in net assets resulting from operations	27,445,485	15,003,867

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(14,282,757)	(13,943,431)
Service Class	(2,093,631)	(1,526,298)

	(16,376,388)	(15,469,729)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	116,388,090	442,805,120
Service Class	21,445,904	25,685,920
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	14,282,757	13,943,431
Service Class	2,093,631	1,526,298

	154,210,382	483,960,769

Cost of shares redeemed:
Standard Class	(422,621,307)	(108,191,869)
Service Class	(23,888,650)	(27,862,419)

	(446,509,957)	(136,054,288)

Increase (decrease) in net assets derived from capital share transactions	(292,299,575)	347,906,481

NET INCREASE (DECREASE) IN NET ASSETS	(281,230,478)	347,440,619
NET ASSETS:
Beginning of year	1,298,345,643	950,905,024

End of year	$1,017,115,165	$1,298,345,643

Undistributed net investment income	$1,023,679	$135,981

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$13.700	$13.694	$14.580	$12.935	$10.913

Income (loss) from investment operations:
Net investment income[1]	0.207	0.162	0.233	0.133	0.155
Net realized and unrealized gain (loss)	0.018	0.013	(0.968)	1.625	1.960

Total from investment operations	0.225	0.175	(0.735)	1.758	2.115

Less dividends and distributions from:
Net investment income	(0.220)	(0.169)	(0.151)	(0.113)	(0.093)

Total dividends and distributions	(0.220)	(0.169)	(0.151)	(0.113)	(0.093)

Net asset value, end of period	$13.705	$13.700	$13.694	$14.580	$12.935

Total return[2]	1.66%	1.29%	(5.05% )	13.61%	19.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$859,431	$1,140,787	$793,036	$608,707	$163,120
Ratio of expenses to average net assets	0.78%	0.78%	0.79%	0.86%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.88%	0.89%	0.95%	1.06%
Ratio of net investment income to average net assets	1.49%	1.14%	1.62%	0.96%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	1.04%	1.52%	0.87%	1.24%
Portfolio turnover	20%	27%	22%	29%	36%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$13.719	$13.711	$14.597	$12.952	$10.928

Income (loss) from investment operations:
Net investment income[1]	0.173	0.127	0.197	0.097	0.125
Net realized and unrealized gain (loss)	0.018	0.015	(0.968)	1.626	1.962

Total from investment operations	0.191	0.142	(0.771)	1.723	2.087

Less dividends and distributions from:
Net investment income	(0.186)	(0.134)	(0.115)	(0.078)	(0.063)

Total dividends and distributions	(0.186)	(0.134)	(0.115)	(0.078)	(0.063)

Net asset value, end of period	$13.724	$13.719	$13.711	$14.597	$12.952

Total return[2]	1.41%	1.05%	(5.29% )	13.32%	19.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$157,684	$157,559	$157,869	$159,496	$137,989
Ratio of expenses to average net assets	1.03%	1.03%	1.04%	1.11%	1.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.13%	1.13%	1.14%	1.20%	1.31%
Ratio of net investment income to average net assets	1.24%	0.89%	1.37%	0.71%	1.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.14%	0.79%	1.27%	0.62%	0.99%
Portfolio turnover	20%	27%	22%	29%	36%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (“the Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of average daily net assets of the Fund, and 0.95% of the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% of average daily net assets of the Fund in excess of $250 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $400 million of average daily net assets of the Fund and 0.10% of average daily net assets in excess of $400 million. This agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$64,216
Legal.	15,964

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $45,702 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$622,764
Distribution fees payable to LFD	32,889

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $8,808,996 and securities sales of $12,162,018.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$233,159,984
Sales	524,883,992

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$945,284,499

Aggregate unrealized appreciation	$199,567,624
Aggregate unrealized depreciation	(129,893,942)

Net unrealized appreciation	$69,673,682

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Common Stock	$1,004,385,041	$—	$1,004,385,041
Money Market Fund	10,573,140	—	10,573,140

Total	$1,014,958,181	$—	$1,014,958,181

Foreign Currency Exchange Contracts	$—	$(1,313)	$(1,313)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions, and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$16,376,388	$15,469,729

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$989,750,153
Undistributed ordinary income	1,238,090
Capital loss carryforwards	(43,281,156)
Net unrealized appreciation	69,408,078

Net assets	$1,017,115,165

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market on foreign currency contracts, tax treatment of unrealized gain on passive foreign investments companies (“PFIC”) and tax treatment of unrealized gain on positions no longer deemed to be PFICs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, PFICs, expiration of capital loss carryforwards and foreign capital gains taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in capital
$(417,916)	$18,274,881	$(17,856,965)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment
Short-Term	Post-Enactment
Capital Losses Expiring In	Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$24,423,915	$—	$18,857,241	$43,281,156

At December 31, 2016, $17,856,965 pre-enactment capital losses expired.

*Capital loss carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	8,524,509	31,919,095
Service Class	1,566,251	1,801,264
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,051,608	1,025,357
Service Class	153,919	112,430

	11,296,287	34,858,146

Shares redeemed:
Standard Class	(30,136,430)	(7,587,428)
Service Class	(1,715,738)	(1,942,533)

	(31,852,168)	(9,529,961)

Net increase (decrease)	(20,555,881)	25,328,185

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result, should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Fair values of derivative instruments as of December 31, 2016 were as follows:

LVIP MFS International Growth Fund–16

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$822	Receivables and other assets net of liabilities	$(2,135)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

Change in Unrealized
Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain or Loss on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Foreign currency exchange contracts (Currency contracts)	Net realized loss from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(47,654)	$(678)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$704,399	$1,716,958

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Growth Fund

We have audited the accompanying statement of net assets of the LVIP MFS International Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP MFS International Growth Fund–19

LVIP MFS International Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP MFS International Growth Fund–20

LVIP MFS International Growth Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were within range of the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was below the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS International Growth Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and five year periods, below the median return of the Morningstar peer group and the benchmark index for the three year period and below the median return of the Morningstar peer group and above the benchmark index for the ten year period. The Board concluded that the services provided by MFS were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund, noting that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP MFS International Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP MFS International Growth Fund–24

LVIP MFS Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP MFS Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

Subadvised by: Massachusetts Financial Services Company

The Fund returned 14.06% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 1000® Value Index*, returned 17.34%.

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising U.S. presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S. dollar was a headwind for multinationals late in the period. The sharp rise in the U.S. dollar also weighed on earnings. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy which could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

The combination of an overweight allocation and weak stock selection in the health care sector detracted from performance relative to the Russell 1000® Value Index. Here, overweight positions in healthcare services company Express Scripts and medical device maker Medtronic, and holdings of health services and information technology company McKesson, held back relative results.

Stock selection in both the basic materials and retailing sectors also hurt relative returns. Within the basic materials sector, the Fund’s holdings of chemical company PPG Industries(b) dampened relative performance. Within the retailing sector, an overweight position in drugstore retailer CVS Health weakened relative returns.

An underweight allocation to the energy sector held back relative results. However, there were no individual stocks within this sector that were among the Fund’s largest relative detractors during the reporting period.

An overweight allocation to the consumer staples sector dampened relative performance led by the Fund’s holdings of global food company Nestle (Switzerland) and international manufacturer and distributer of premium drinks Diageo (United Kingdom). Other top relative detractors during the period included holdings of automotive components manufacturer Delphi Automotive and not owning shares of financial services firm Bank of America.

The Fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Stock selection in both the industrial goods & services and financial services sectors bolstered relative performance. Within the industrial goods & services sector, not owning shares of diversified industrial conglomerate General Electric and an overweight position in automotive components supplier Johnson Controls aided relative results. Within the financial services sector, the Fund’s overweight positions in financial services firms JPMorgan Chase and Goldman Sachs Group and an underweight position in diversified financial services firm Citigroup further supported relative returns.

Stock selection in the leisure sector was an additional positive factor for relative results. The Fund’s overweight position in media firm Time Warner helped relative returns.

Strong stock selection in the technology sector also contributed to relative performance. Here, not owning software giant Microsoft and the Fund’s position in semiconductor company Texas Instruments supported relative results.

Stocks in other sectors that benefited relative results included an underweight position in eye care and skin care products company Allergan and an overweight position in telecommunications services provider Verizon Communications.

Portfolio Managers:

Massachusetts Financial Services Company:	Nevin P. Chitkara
Steve R. Gorham

LVIP MFS Value Fund–1

LVIP MFS Value Fund

2016 Annual Report Commentary (unaudited) (continued)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,495. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $17,445. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+14.06%
Five Years	+14.67%
Ten Years	+ 6.90%

Service Class Shares
One Year	+13.78%
Five Years	+14.39%
Inception (4/30/07)	+ 6.22%

*	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,069.10	0.66%	$3.43
Service Class Shares	1,000.00	1,067.70	0.91%	4.73
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.82	0.66%	$3.35
Service Class Shares	1,000.00	1,020.56	0.91%	4.62

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.36%

Aerospace & Defense	3.21%
Air Freight & Logistics	1.53%
Auto Components	0.87%
Automobiles	0.51%
Banks	13.90%
Beverages	1.46%
Building Products	1.83%
Capital Markets	7.70%
Chemicals	3.51%
Consumer Finance	0.94%
Containers & Packaging	0.47%
Diversified Telecommunication Services	1.40%
Electric Utilities	1.14%
Electrical Equipment	0.86%
Energy Equipment & Services	1.25%
Food & Staples Retailing	1.70%
Food Products	4.56%
Health Care Equipment & Supplies	5.13%
Health Care Providers & Services	1.73%
Household Durables	0.16%
Household Products	0.39%
Industrial Conglomerates	3.87%
Insurance	7.89%
IT Services	5.28%
Life Sciences Tools & Services	1.09%
Machinery	2.36%
Media	4.26%
Multiline Retail	0.49%
Oil, Gas & Consumable Fuels	3.97%
Personal Products	0.43%
Pharmaceuticals	7.16%
Professional Services	0.37%
Road & Rail	1.28%
Semiconductors & Semiconductor Equipment	1.56%
Software	0.60%
Specialty Retail	0.25%
Textiles, Apparel & Luxury Goods	0.35%
Tobacco	3.90%
Money Market Fund	0.62%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
JPMorgan Chase	4.84%
Wells Fargo & Co.	3.55%
Johnson & Johnson	3.32%
Philip Morris International	3.28%
Accenture Class A	2.63%
Goldman Sachs Group	2.46%
US Bancorp	2.38%
Medtronic	2.22%
Travelers	2.06%
3M	2.02%
Total	28.76%

IT–Information Technology

LVIP MFS Value Fund–4

LVIP MFS Value Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.36%
Aerospace & Defense–3.21%
Lockheed Martin	58,586	$14,642,985
Northrop Grumman	48,373	11,250,592
United Technologies	130,669	14,323,936

		40,217,513

Air Freight & Logistics–1.53%
United Parcel Service Class B	167,667	19,221,345

		19,221,345

Auto Components–0.87%
Delphi Automotive	161,944	10,906,928

		10,906,928

Automobiles–0.51%
Harley-Davidson	109,361	6,380,121

		6,380,121

Banks–13.90%
Citigroup	385,773	22,926,489
JPMorgan Chase & Co.	703,659	60,718,735
PNC Financial Services Group	139,531	16,319,546
US Bancorp	580,196	29,804,669
Wells Fargo & Co.	806,703	44,457,402

		174,226,841

Beverages–1.46%
Diageo	474,754	12,345,332
PepsiCo.	57,208	5,985,673

		18,331,005

Building Products–1.83%
Johnson Controls International	556,238	22,911,443

		22,911,443

Capital Markets–7.70%
Bank of New York Mellon	297,727	14,106,305
BlackRock	31,283	11,904,433
Franklin Resources	164,883	6,526,069
Goldman Sachs Group	128,792	30,839,244
Moody’s	76,692	7,229,755
Nasdaq	197,777	13,274,792
S&P Global	21,150	2,274,471
State Street	133,163	10,349,428

		96,504,497

Chemicals–3.51%
EI du Pont de Nemours & Co.	127,838	9,383,309
Monsanto	45,603	4,797,892
PPG Industries	239,714	22,715,299
Sherwin-Williams	26,372	7,087,211

		43,983,711

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance–0.94%
American Express	158,911	$11,772,127

		11,772,127

Containers & Packaging–0.47%
†Crown Holdings	111,640	5,868,915

		5,868,915

Diversified Telecommunication Services–1.40%
Verizon Communications	329,548	17,591,272

		17,591,272

Electric Utilities–1.14%
Duke Energy	135,763	10,537,924
Xcel Energy	93,537	3,806,956

		14,344,880

Electrical Equipment–0.86%
Eaton	160,832	10,790,219

		10,790,219

Energy Equipment & Services–1.25%
Schlumberger	185,920	15,607,984

		15,607,984

Food & Staples Retailing–1.70%
CVS Health	269,568	21,271,611

		21,271,611

Food Products–4.56%
Archer-Daniels-Midland	228,293	10,421,575
Danone	82,000	5,196,302
General Mills	195,750	12,091,478
JM Smucker	51,436	6,586,894
Mead Johnson Nutrition	45,049	3,187,667
Nestle	274,310	19,678,234

		57,162,150

Health Care Equipment & Supplies–5.13%
Abbott Laboratories	347,382	13,342,943
Danaher	174,415	13,576,464
Medtronic	390,953	27,847,582
St. Jude Medical	118,834	9,529,298

		64,296,287

Health Care Providers & Services–1.73%
Cigna	47,082	6,280,268
†Express Scripts Holding	102,173	7,028,481
McKesson	59,310	8,330,090

		21,638,839

Household Durables–0.16%
Newell Brands	46,152	2,060,687

		2,060,687

LVIP MFS Value Fund–5

LVIP MFS Value Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Household Products–0.39%
Procter & Gamble	58,118	$4,886,561

		4,886,561

Industrial Conglomerates–3.87%
3M	142,079	25,371,047
Honeywell International	199,600	23,123,660

		48,494,707

Insurance–7.89%
Aon	171,007	19,072,411
Chubb	180,228	23,811,723
MetLife	352,004	18,969,496
Prudential Financial	107,522	11,188,739
Travelers	211,293	25,866,489

		98,908,858

IT Services–5.28%
Accenture Class A	280,892	32,900,880
Amdocs	52,659	3,067,387
†Cognizant Technology Solutions Class A	83,071	4,654,468
Fidelity National Information Services	149,283	11,291,766
†Fiserv	51,328	5,455,140
International Business Machines	52,802	8,764,604

		66,134,245

Life Sciences Tools & Services–1.09%
Thermo Fisher Scientific	96,725	13,647,898

		13,647,898

Machinery–2.36%
Illinois Tool Works	93,993	11,510,383
Ingersoll-Rand	90,082	6,759,753
Pentair	89,782	5,034,077
Stanley Black & Decker	54,782	6,282,948

		29,587,161

Media–4.26%
Comcast Class A	232,533	16,056,404
Interpublic Group	207,936	4,867,782
Omnicom Group	217,066	18,474,487
Time Warner	115,325	11,132,322
Walt Disney	28,048	2,923,163

		53,454,158

Multiline Retail–0.49%
Target	85,770	6,195,167

		6,195,167

Oil, Gas & Consumable Fuels–3.97%
Chevron	105,359	12,400,754
EOG Resources	129,530	13,095,483
Exxon Mobil	150,357	13,571,223

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum	150,914	$10,749,604

		49,817,064

Personal Products–0.43%
Coty Class A	291,723	5,341,448

		5,341,448

Pharmaceuticals–7.16%
Johnson & Johnson	361,636	41,664,084
Merck & Co.	303,931	17,892,418
Novartis	38,716	2,817,299
Pfizer	764,046	24,816,214
Roche Holding	11,107	2,537,060

		89,727,075

Professional Services–0.37%
Equifax	38,805	4,587,915

		4,587,915

Road & Rail–1.28%
Canadian National Railway	98,670	6,650,358
Union Pacific	90,737	9,407,612

		16,057,970

Semiconductors & Semiconductor Equipment–1.56%
Texas Instruments	268,709	19,607,696

		19,607,696

Software–0.60%
Oracle	195,121	7,502,402

		7,502,402

Specialty Retail–0.25%
Advance Auto Parts	18,166	3,072,234

		3,072,234

Textiles, Apparel & Luxury Goods–0.35%
Hanesbrands	201,351	4,343,141

		4,343,141

Tobacco–3.90%
Altria Group	114,481	7,741,205
Philip Morris International	449,858	41,157,508

		48,898,713

Total Common Stock (Cost $809,349,544)		1,245,352,788

LVIP MFS Value Fund–6

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.62%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	7,724,869	$7,724,869

Total Money Market Fund (Cost $7,724,869)		7,724,869

TOTAL VALUE OF SECURITIES–99.98% (Cost $817,074,413)	$1,253,077,657
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	282,072

NET ASSETS APPLICABLE TO 33,056,092 SHARES OUTSTANDING–100.00%	$1,253,359,729

NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND STANDARD CLASS ($354,924,323 / 9,357,979 Shares)	$37.927
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND SERVICE CLASS ($898,435,406 / 23,698,113 Shares)	$37.912

COMPONENTS OF NET ASSETS AT DECEMBER 31,2016:
Shares of beneficial interest (unlimited authorization–no par)	$812,264,416
Undistributed net investment income	2,609,101
Accumulated net realized gain on investments	2,502,679
Net unrealized appreciation of investments and foreign currencies	435,983,533

Total net assets	$1,253,359,729

†	Non-income producing for the period.

«

Includes $1,713,683 payable for fund shares redeemed, $403,604 payable for securities purchased, $87 foreign currencies due to custodian, and $843,070 due to manager and affiliates as of December 31, 2016.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–7

LVIP MFS Value Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$30,276,040
Interest	24,307
Foreign tax withheld	(161,534)

30,138,813

EXPENSES:
Management fees	7,011,761
Distribution fees-Service Class	2,160,334
Accounting and administration expenses	282,849
Reports and statements to shareholders	103,215
Professional fees	61,319
Trustees’ fees and expenses	29,792
Custodian fees	20,729
Consulting fees	2,456
Pricing fees	1,797
Other	12,730

Total operating expenses	9,686,982

NET INVESTMENT INCOME	20,451,831

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	29,092,511
Foreign currencies	628
Foreign currency exchange contracts	(29,313)

Net realized gain.	29,063,826

Net change in unrealized appreciation (depreciation) of:
Investments	103,925,504
Foreign currencies	(9,410)

Net change in unrealized appreciation (depreciation)	103,916,094

NET REALIZED AND UNREALIZED GAIN	132,979,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,431,751

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income.	$20,451,831	$19,339,282
Net realized gain	29,063,826	52,678,877
Net change in unrealized appreciation (depreciation)	103,916,094	(78,796,696)

Net increase (decrease) in net assets resulting from operations	153,431,751	(6,778,537)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,655,471)	(4,300,500)
Service Class	(14,918,897)	(15,763,952)
Net realized gain:
Standard Class	(13,152,045)	(4,514,111)
Service Class	(36,469,491)	(21,208,886)

	(71,195,904)	(45,787,449)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	146,594,666	74,426,169
Service Class	62,478,291	60,129,356
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,807,516	8,814,611
Service Class	51,388,388	36,972,838

	280,268,861	180,342,974

Cost of shares redeemed:
Standard Class	(38,272,399)	(29,179,266)
Service Class	(120,418,378)	(110,680,864)

	(158,690,777)	(139,860,130)

Increase in net assets derived from capital share transactions	121,578,084	40,482,844

NET INCREASE (DECREASE) IN NET ASSETS	203,813,931	(12,083,142)

NET ASSETS:
Beginning of year	1,049,545,798	1,061,628,940

End of year	$1,253,359,729	$1,049,545,798

Undistributed net investment income	$2,609,101	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–8

LVIP MFS Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$35.359	$37.268	$34.526	$25.797	$22.445

Income (loss) from investment operations:
Net investment income[1]	0.728	0.757	0.815	0.548	0.517
Net realized and unrealized gain (loss)	4.166	(0.990)	2.815	8.718	3.143

Total from investment operations	4.894	(0.233)	3.630	9.266	3.660

Less dividends and distributions from:
Net investment income	(0.726)	(0.765)	(0.888)	(0.537)	(0.308)
Net realized gain	(1.600)	(0.911)	—	—	—

Total dividends and distributions	(2.326)	(1.676)	(0.888)	(0.537)	(0.308)

Net asset value, end of period	$37.927	$35.359	$37.268	$34.526	$25.797

Total return[2]	14.06%	(0.54% )	10.51%	35.96%	16.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$354,924	$206,615	$161,935	$137,795	$91,949
Ratio of expenses to average net assets	0.66%	0.66%	0.66%	0.68%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.66%	0.69%	0.69%
Ratio of net investment income to average net assets	1.97%	2.04%	2.28%	1.78%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.97%	2.04%	2.28%	1.77%	2.09%
Portfolio turnover	15%	15%	11%	16%	21%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–9

LVIP MFS Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$35.352	$37.262	$34.526	$25.804	$22.453

Income (loss) from investment operations:
Net investment income[1]	0.632	0.664	0.724	0.469	0.455
Net realized and unrealized gain (loss)	4.162	(0.991)	2.811	8.714	3.142

Total from investment operations	4.794	(0.327)	3.535	9.183	3.597

Less dividends and distributions from:
Net investment income	(0.634)	(0.672)	(0.799)	(0.461)	(0.246)
Net realized gain	(1.600)	(0.911)	—	—	—

Total dividends and distributions	(2.234)	(1.583)	(0.799)	(0.461)	(0.246)

Net asset value, end of period	$37.912	$35.352	$37.262	$34.526	$25.804

Total return[2]	13.78%	(0.79% )	10.23%	35.62%	16.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$898,436	$842,931	$899,694	$868,365	$687,473
Ratio of expenses to average net assets	0.91%	0.91%	0.91%	0.93%	0.94%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.91%	0.91%	0.94%	0.94%
Ratio of net investment income to average net assets	1.72%	1.79%	2.03%	1.53%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.72%	1.79%	2.03%	1.52%	1.84%
Portfolio turnover	15%	15%	11%	16%	21%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–10

LVIP MFS Value Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP MFS Value Fund–11

LVIP MFS Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $32,654 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the average daily net assets of the Fund; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the average daily net assets of the Fund in excess of $1.5 billion.

Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$58,911
Legal	14,492

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $87,012 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

LVIP MFS Value Fund–12

LVIP MFS Value Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$650,819
Distribution fees payable to LFD	192,251

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$243,176,340
Sales	170,072,293

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$836,956,871

Aggregate unrealized appreciation	$447,013,361
Aggregate unrealized depreciation	(30,892,575)

Net unrealized appreciation	$416,120,786

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Common Stock	$1,245,352,788
Money Market Fund	7,724,869

Total	$1,253,077,657

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP MFS Value Fund–13

LVIP MFS Value Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$22,926,847	$21,265,663
Long-term capital gains	48,269,057	24,521,786

Total	$71,195,904	$45,787,449

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$812,264,416
Undistributed ordinary income	3,089,605
Undistributed long-term capital gains	21,904,633
Net unrealized appreciation	416,101,075

Net assets	$1,253,359,729

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and tax character of corporate actions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain

$3,731,638	$(3,731,638)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	4,014,702	2,034,222
Service Class	1,713,081	1,620,951
Shares issued upon reinvestment of dividends and distributions:
Standard Class	532,008	250,603
Service Class	1,384,663	1,055,209

	7,644,454	4,960,985

Shares redeemed:
Standard Class	(1,032,089)	(786,608)
Service Class	(3,243,355)	(2,977,737)

	(4,275,444)	(3,764,345)

Net increase	3,369,010	1,196,640

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S.

LVIP MFS Value Fund–14

LVIP MFS Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(29,313)	$—

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$18,802	$23,483

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP MFS Value Fund–15

LVIP MFS Value Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS Value Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP MFS Value Fund–17

LVIP MFS Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)

67.80%	32.20%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP MFS Value Fund–18

LVIP MFS Value Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS Value Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreements. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP MFS Value Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one, three, five and ten year periods. The Board concluded that the services provided by MFS were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and noted that the subadvisory fees were within range of fees charged to comparable clients subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund and noted that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

				Number
				of Funds
				in Trust
	Position(s)	Term of Office		Complex*
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships Held by
Year of Birth	the Trust	Time Served[3]	During the Past Five Years	by Trustee	Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Number
of Funds
in Trust
	Position(s)	Term of Office		Complex*
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships Held by
Year of Birth	the Trust	Time Served[3]	During the Past Five Years	by Trustee	Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National
Corporation; Director, Lincoln
Investment Advisors
Corporation; Senior Vice
President and Treasurer, The
Lincoln National Life Insurance
Company; Formerly, Senior Vice
President, Insurance Solutions
Financial Management, The
Lincoln National Life Insurance
Company; Formerly, Vice
President, Product

Development, Employer Markets
Division, The Lincoln National
Life Insurance Company

				N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln
National Life Insurance
Company; Vice President and
Treasurer, Lincoln Investment
Advisors Corporation; Formerly,
Second Vice President, Director
of Separate Account Operations,
The Lincoln National Life
			Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln
Investment Advisors
Corporation; Vice President and
Head of Tax, The Lincoln
National Life Insurance
Company; Formerly: Senior Vice
President and Chief Financial
Officer, Sun Life Financial –
U.S.; Vice President, Investment
Finance, Sun Life Financial –
			U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Number
of Funds
in Trust
	Position(s)	Term of Office		Complex*
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships Held by
Year of Birth	the Trust	Time Served[3]	During the Past Five Years	by Trustee	Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief
Counsel – Funds Management,
The Lincoln National Life
Insurance Company; Vice
President, Secretary and Chief
Legal Officer, Lincoln
Investment Advisors
Corporation, Vice President,
Chief Compliance Officer and
Assistant General Counsel,
Lincoln National Corporation;
Formerly, Vice President and
Deputy General Counsel, Janney
Montgomery Scott LLC; Chief
Legal Officer, Janney Capital
			Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP MFS Value Fund–22

LVIP Mondrian International Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Mondrian International Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Mondrian Investment Partners Limited

The Fund returned 4.01% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI EAFE® NR Index *, returned 1.00%.

In the Fund, currency allocation held back relative investment returns, driven by the overweight position in the British pound and the underweight position in the Japanese yen.

Country allocation effects added to relative returns. The positive impact of the overweight position in the UK and the underweight position in Japan more than offset the impact of the underweight position in Australia and the overweight position in Switzerland.

Strong stock selection was the key driver of positive relative returns, driven by the returns of the Fund’s holdings in Switzerland, the UK and Japan, which more than offset the impact of the Fund’s holdings in Sweden. At the sector level, allocation between sectors added to relative returns. The positive impact of the overweight position in the energy sector and the underweight position in the financials sector more than offset the impact of the underweight position in the materials sector. Strong stock selection within sectors also added to relative returns, led by the returns of stocks in the consumer staples, health care and utilities sectors.

The Fund’s relative returns were held back by the position in Takeda Pharmaceutical, the Japanese health care company, which fell 15.3% amid widespread weakness in the health care sector towards the end of the year. Talks with Valeant regarding the potential acquisition of their Salix gastrointestinal drugs business broke down at the end of November. Lloyds Banking Group, the UK retail bank, decreased 24.9%, primarily due to weakness in the British pound and to concerns regarding the outlook for the UK economy and housing market following the referendum result. Ericsson, the Swedish telecommunications equipment provider, declined 37.7%, as sales declines were exacerbated by the high fixed cost base.

Conversely, the Fund benefited significantly from its holding in Royal Dutch Shell, which rose 34.7%, driven by the recovery in the oil price and the completion of the BG acquisition, including significant LNG and low cost oil production assets. ABB, the Swiss engineering group, gained 22.4%, supported by the rising oil price and by signs of a demand recovery in the power business. Kirin, the Japanese brewer, increased 21.2%, boosted by signs that the company’s strategies to stabilize market share in their core domestic market were proving successful.

Portfolio Managers:
Mondrian Investment Partners Limited:	Elizabeth A. Desmond
Melissa J.A. Platt
Nigel A. Bliss

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

  Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,945. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $10,775. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 4.01%
Five Years	+ 5.43%
Ten Years	+ 0.91%

Service Class Shares
One Year	+ 3.75%
Five Years	+ 5.17%
Ten Years	+ 0.65%

*

The MSCI EAFE® NR Index is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,027.60	0.72%	$3.67
Service Class Shares	1,000.00	1,026.30	0.97%	4.94
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.52	0.72%	$3.66
Service Class Shares	1,000.00	1,020.26	0.97%	4.93

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Security Type/Country	Percentage of Net Assets
Common Stock	99.50%
Australia	1.48%
Denmark	1.02%
France	7.15%
Germany	9.46%
Hong Kong	1.44%
Italy	4.39%
Japan	17.43%
Netherlands	5.93%
Singapore	6.62%
Spain	5.23%
Sweden	4.07%
Switzerland	12.39%
Taiwan	1.70%
United Kingdom	21.19%
Preferred Stock	0.15%
Money Market Fund	0.08%
Total Value of Securities	99.73%
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Auto Components	0.32%
Automobiles	5.52%
Banks	7.22%
Beverages	2.80%
Building Products	2.35%
Chemicals	2.92%
Commercial Services & Supplies	2.72%
Communications Equipment	1.30%
Diversified Telecommunication Services	8.78%
Electric Utilities	4.53%
Electrical Equipment	4.78%
Energy Equipment & Services	0.84%

Sector	Percentage of Net Assets
Equity Real Estate Investment Trusts	0.94%
Food & Staples Retailing	4.87%
Food Products	1.76%
Health Care Equipment & Supplies	1.01%
Industrial Conglomerates	1.51%
Insurance	8.85%
Media	1.60%
Multi-Utilities	1.77%
Oil, Gas & Consumable Fuels	9.04%
Personal Products	1.64%
Pharmaceuticals	10.72%
Road & Rail	0.46%
Semiconductors & Semiconductor Equipment	2.35%
Software	2.30%
Specialty Retail	2.63%
Technology Hardware, Storage & Peripherals	2.41%
Wireless Telecommunication Services	1.71%
Total	99.65%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Royal Dutch Shell Class B	3.75%
Sanofi	3.28%
ABB	3.09%
Honda Motor	2.98%
GlaxoSmithKline	2.94%
Syngenta	2.92%
Kirin Holdings	2.80%
Telia	2.77%
Tesco	2.76%
BP	2.76%
Total	30.05%

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–99.50%
Australia–1.48%
QBE Insurance Group	1,877,535	$ 16,828,145

		16,828,145

Denmark–1.02%
ISS	344,735	11,636,789

		11,636,789

France–7.15%
Cie de Saint-Gobain	574,735	26,774,045
†=GDF Suez VVPR Strip	60,186	0
Sanofi	462,253	37,418,819
Societe Generale	353,161	17,377,684

		81,570,548

Germany–9.46%
Allianz	165,659	27,377,809
Bayerische Motoren Werke	55,601	5,194,395
Daimler	296,794	22,094,357
Deutsche Telekom	1,563,532	26,917,909
SAP	301,528	26,284,180

		107,868,650

∎Hong Kong–1.44%
China Mobile	1,553,000	16,462,261

		16,462,261

Italy–4.39%
Enel	4,982,597	21,965,770
Eni	1,727,155	28,125,848

		50,091,618

Japan–17.43%
Canon	976,200	27,521,532
Honda Motor	1,161,500	33,938,160
Hoya	273,200	11,479,659
Kirin Holdings	1,961,600	31,914,288
†Kyushu Railway	198,900	5,207,564
Mitsubishi Electric	1,385,000	19,310,011
NTT DOCOMO	133,100	3,032,687
Sumitomo Electric Industries	250,200	3,610,373
Takeda Pharmaceutical	719,400	29,760,847
Tokio Marine Holdings	624,100	25,610,127
Tokyo Electron	78,300	7,399,559

		198,784,807

Netherlands–5.93%
Koninklijke Ahold Delhaize	1,140,069	24,037,875
Royal Dutch Shell Class A	28,390	784,602
Royal Dutch Shell Class B	1,475,033	42,791,734

		67,614,211

Singapore–6.62%
Ascendas Real Estate Investment Trust	6,818,700	10,688,429
Jardine Matheson Holdings	188,200	10,398,050

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Singapore (continued)
Sembcorp Industries	3,492,000	$6,872,354
Singapore Telecommunications	7,568,600	19,076,332
United Overseas Bank	2,021,598	28,478,127

		75,513,292

Spain–5.23%
Banco Santander	1,416,959	7,396,655
Iberdrola	4,523,480	29,684,072
Telefonica	2,436,783	22,624,002

		59,704,729

Sweden–4.07%
Telefonaktiebolaget LM Ericsson Class B	2,521,354	14,806,098
Telia	7,840,162	31,590,932

		46,397,030

Switzerland–12.39%
†ABB	1,669,149	35,208,996
Nestle	280,730	20,138,787
Novartis	296,669	21,588,110
Syngenta	84,280	33,313,071
†Zurich Insurance Group	113,016	31,120,187

		141,369,151

Taiwan–1.70%
Taiwan Semiconductor Manufacturing	721,000	4,060,365
Taiwan Semiconductor Manufacturing ADR	534,716	15,373,085

		19,433,450

United Kingdom–21.19%
Amec Foster Wheeler	1,653,967	9,580,240
BP	5,003,678	31,424,651
G4S	6,710,233	19,433,774
GlaxoSmithKline	1,740,825	33,511,034
Kingfisher	6,952,921	30,016,436
Lloyds Banking Group	37,787,826	29,110,730
National Grid	1,721,522	20,189,181
Pearson	1,808,272	18,240,390
†Tesco	12,354,756	31,494,984
Unilever	461,643	18,731,982

		241,733,402

Total Common Stock (Cost $1,116,646,900)		1,135,008,083

PREFERRED STOCK–0.15%
Bayerische Motoren Werke 4.37%	21,446	1,641,212

Total Preferred Stock (Cost $1,547,482)		1,641,212

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.08%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	938,899	$938,899

Total Money Market Fund (Cost $938,899)		938,899

TOTAL VALUE OF SECURITIES–99.73% (Cost $1,119,133,281)	$1,137,588,194
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.27%	3,125,023

NET ASSETS APPLICABLE TO 74,171,044 SHARES OUTSTANDING–100.00%	$1,140,713,217

NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($838,575,718 / 54,520,064 Shares)	$15.381

NET ASSET VALUE PER SHARE –LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($302,137,499 / 19,650,980 Shares)	$15.375

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,154,295,113
Undistributed net investment income	2,758,775
Accumulated net realized loss on investments	(34,523,233)
Net unrealized appreciation of investments, foreign currencies and derivatives	18,182,562

Total net assets	$1,140,713,217

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $639,459 payable for securities purchased, $1,506,115 payable for fund shares redeemed and $712,619 due to manager and affiliates as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

The following foreign currency exchange contracts were outstanding at December 31, 2016:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BB	SGD	145,332	USD	(100,343)	1/4/17	$ 10
BNYM	JPY	14,864,624	USD	(127,740)	1/5/17	(490)
BNYM	JPY	31,787,019	USD	(271,827)	1/6/17	312
NTI	SGD	202,658	USD	(139,620)	1/3/17	317
						$ 149

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

BB–Barclays Bank

BNYM–Bank of New York Mellon

JPY–Japanese Yen

NTI–Northern Trust Investments

SGD–Singapore Dollar

USD–United States Dollar

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$48,843,409
Interest	4,336
Foreign tax withheld	(3,184,283)

45,663,462

EXPENSES:
Management fees	7,716,925
Distribution fees-Service Class	760,899
Accounting and administration expenses	281,634
Reports and statements to shareholders	108,559
Custodian fees	99,345
Professional fees	75,231
Trustees’ fees and expenses	29,998
Pricing fees	12,362
Consulting fees	2,348
Other	12,619

Total operating expenses	9,099,920

NET INVESTMENT INCOME	36,563,542

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(30,003,364)
Foreign currencies	(649,849)
Foreign currency exchange contracts	(244,411)

Net realized loss	(30,897,624)

Net change in unrealized appreciation (depreciation) of:
Investments	38,508,008
Foreign currencies	988
Foreign currency exchange contracts	149

Net change in unrealized appreciation (depreciation)	38,509,145

NET REALIZED AND UNREALIZED GAIN	7,611,521

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,175,063

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$36,563,542	$31,282,380
Net realized gain (loss)	(30,897,624)	56,287,591
Net change in unrealized appreciation (depreciation)	38,509,145	(132,008,698)

Net increase (decrease) in net assets resulting from operations	44,175,063	(44,438,727)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(24,677,289)	(26,816,051)
Service Class	(8,247,101)	(9,025,185)
Net realized gain on investments:
Standard Class	(28,660,530)	—
Service Class	(10,618,052)	—

	(72,202,972)	(35,841,236)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	82,105,172	123,826,657
Service Class	26,244,518	39,404,311
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	53,337,819	26,816,051
Service Class	18,865,153	9,025,185

	180,552,662	199,072,204

Cost of shares redeemed:
Standard Class	(118,151,807)	(110,678,974)
Service Class	(45,004,057)	(52,148,066)

	(163,155,864)	(162,827,040)

Increase in net assets derived from capital share transactions	17,396,798	36,245,164

NET DECREASE IN NET ASSETS	(10,631,111)	(44,034,799)
NET ASSETS:
Beginning of year	1,151,344,328	1,195,379,127

End of year	$1,140,713,217	$1,151,344,328

Undistributed net investment income	$2,758,775	$13,883

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$15.782	$16.942	$18.131	$15.243	$14.310

Income (loss) from investment operations:
Net investment income[1]	0.517	0.457	0.784	0.420	0.460
Net realized and unrealized gain (loss)	0.114	(1.101)	(1.234)	2.897	0.907

Total from investment operations	0.631	(0.644)	(0.450)	3.317	1.367

Less dividends and distributions from:
Net investment income	(0.470)	(0.516)	(0.739)	(0.429)	(0.434)
Net realized gain	(0.562)	—	—	—	—

Total dividends and distributions	(1.032)	(0.516)	(0.739)	(0.429)	(0.434)

Net asset value, end of period.	$15.381	$15.782	$16.942	$18.131	$15.243

Total return[2]	4.01%	(3.79% )	(2.54% )	21.84%	9.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$838,576	$842,056	$861,700	$808,623	$561,634
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.76%	0.83%
Ratio of net investment income to average net assets	3.28%	2.61%	4.21%	2.50%	3.13%
Portfolio turnover	21%	19%	18%	33%	13%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$15.777	$16.934	$18.122	$15.236	$14.306

Income (loss) from investment operations:
Net investment income[1]	0.477	0.412	0.736	0.381	0.422
Net realized and unrealized gain (loss)	0.114	(1.096)	(1.231)	2.891	0.906

Total from investment operations	0.591	(0.684)	(0.495)	3.272	1.328

Less dividends and distributions from:
Net investment income	(0.431)	(0.473)	(0.693)	(0.386)	(0.398)
Net realized gain	(0.562)	—	—	—	—

Total dividends and distributions	(0.993)	(0.473)	(0.693)	(0.386)	(0.398)

Net asset value, end of period	$15.375	$15.777	$16.934	$18.122	$15.236

Total return[2]	3.75%	(4.03% )	(2.79% )	21.55%	9.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$302,137	$309,288	$333,679	$357,738	$131,710
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	1.01%	1.08%
Ratio of net investment income to average net assets	3.03%	2.36%	3.96%	2.25%	2.88%
Portfolio turnover	21%	19%	18%	33%	13%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million.

Mondrian Investment Partners Ltd. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$59,317
Legal	14,688

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $96,204 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$649,348
Distribution fees payable to LFD	63,271

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$231,713,426
Sales	249,399,263

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,125,498,801

Aggregate unrealized appreciation	$221,641,371
Aggregate unrealized depreciation	(209,551,978)

Net unrealized appreciation	$12,089,393

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Common Stock
Australia	$16,828,145	$—	$16,828,145
Denmark	11,636,789	—	11,636,789
France	81,570,548	—	81,570,548
Germany	107,868,650	—	107,868,650
Hong Kong	16,462,261	—	16,462,261
Italy	50,091,618	—	50,091,618
Japan	198,784,807	—	198,784,807
Netherlands	67,614,211	—	67,614,211
Singapore	75,513,292	—	75,513,292
Spain	59,704,729	—	59,704,729
Sweden	46,397,030	—	46,397,030
Switzerland	141,369,151	—	141,369,151
Taiwan	19,433,450	—	19,433,450
United Kingdom	241,733,402	—	241,733,402
Money Market Fund	938,899	—	938,899
Preferred Stock	1,641,212	—	1,641,212

Total	$1,137,588,194	$—	$1,137,588,194

Foreign Currency Exchange Contracts	$—	$149	$149

The value of Level 3 investments was zero at the end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$32,924,390	$35,841,236
Long-term capital gains	39,278,582	—

Total	$72,202,972	$35,841,236

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,154,295,113
Undistributed ordinary income	2,758,597
Capital loss carryforwards	(28,157,713)
Net unrealized appreciation	11,817,220

Net assets	$1,140,713,217

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market on forward contracts.

LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(894,260)	$894,260

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post Enactment Losses (No Expiration)
Long-Term
$28,157,713

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	5,241,586	7,165,510
Service Class	1,688,813	2,271,874
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,421,827	1,697,374
Service Class	1,210,566	571,479

	11,562,792	11,706,237

Shares redeemed:
Standard Class	(7,499,923)	(6,367,839)
Service Class	(2,852,212)	(2,944,302)

	(10,352,135)	(9,312,141)

Net increase	1,210,657	2,394,096

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2016, the fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$639	Receivables and other assets net of liabilities	$(490)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized loss from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(244,411)	$149

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$304,283	$370,726

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mondrian International Value Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Mondrian International Value Fund–16

LVIP Mondrian International Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
54.40%	45.60%	100.00%

(A)and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Mondrian International Value Fund–17

LVIP Mondrian International Value Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one, three, five and ten year periods. The Board determined that the services provided by Mondrian were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the contractual fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board noted that Mondrian has the ability to obtain proprietary research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Mondrian International Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Mondrian International Value Fund–21

LVIP Multi-Manager Global Equity Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Multi-Manager Global Equity

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling

1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 5.90% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the LVIP Multi-Manager Global Equity Composite1, returned 9.41%: and its broad-based benchmark, the S&P 500® Index2, returned 11.96% during the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe there will be more interest rate increases in 2017 and 2018, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The equity portion of the LVIP Multi-Manager Global Equity Managed Volatility Fund generally underperformed the composite benchmark during 2016. The Fund has a global orientation, and had a meaningful exposure to developed international stocks, which underperformed both domestic equities and emerging market equities for the year.

Fund performance was impacted by a detraction from the volatility management overlay(comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,873 for the Standard Class shares and to $9,782 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/1/14 through 12/31/16. The same $10,000 investment would have increased to $11,397 for the LVIP MM Global Equity Composite and to $12,583 for the S&P 500® Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Multi-Manager Global Equity Managed Volatility Fund–1

LVIP Multi-Manager Global Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 5.90%
Inception (5/1/14)	– 0.48%

Service Class Shares
One Year	+ 5.54%
Inception (5/1/14)	– 0.82%

1.

The LVIP MM Global Equity Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index , 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index[8].

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Multi-Manager Global Equity Managed Volatility Fund–2

LVIP Multi-Manager Global Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the tables reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,061.30	0.35%	$1.81
Service Class Shares	1,000.00	1,059.60	0.70%	3.62
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.38	0.35%	$1.78
Service Class Shares	1,000.00	1,021.62	0.70%	3.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund–3

LVIP Multi-Manager Global Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	36.43%
Equity Funds	19.59%
International Equity Funds	16.84%

Unaffiliated Investments	63.35%
Equity Funds	43.71%
International Equity Funds	12.84%
Money Market Fund	6.80%

Total Value of Securities	99.78%

Receivables and Other Assets Net of Liabilities	0.22%

Total Net Assets	100.00%

LVIP Multi-Manager Global Equity Managed Volatility Fund–4

LVIP Multi-Manager Global Equity Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–36.43%
Equity Funds–19.59%
*Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	408,280	$6,353,649
LVIP SSGA Small-Cap Index Fund	88,117	2,533,622

		8,887,271

International Equity Funds–16.84%
*Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	186,773	2,559,727
LVIP SSGA International Index Fund	623,417	5,080,845

		7,640,572

Total Affiliated Investments (Cost $16,102,021)		16,527,843

UNAFFILIATED INVESTMENTS–63.35%
Equity Funds–43.71%
XAmerican Century VP–Mid Cap Value Fund	119,238	2,517,113
**BlackRock Equity Dividend Fund	75,236	1,696,564
#ClearBridge® – Variable Appreciation Portfolio	57,973	2,128,202
XFidelity® Variable Life Insurance Products–Fidelity® VIP Mid Cap Portfolio	86,073	2,924,761
XFidelity® –VIP Contrafund® Portfolio	101,772	3,376,804

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENTS (continued)
Equity Funds (continued)
✢Franklin Templeton Variable Insurance Products Trust– Mutual Shares VIP Fund	104,441	$2,130,602
✢Franklin Templeton Variable Insurance Products Trust– Templeton Growth Securities	181,978	2,534,960
#Invesco V.I. Comstock Fund	22,545	421,364
#Invesco V.I. Core Equity Fund	60,805	2,102,624

		19,832,994

International Equity Funds–12.84%
**DFA International Core Equity Portfolio	289,188	3,371,934
iShares Core MSCI Emerging Markets ETF	57,815	2,454,247

		5,826,181

Money Market Fund–6.80%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	3,084,996	3,084,996

		3,084,996

Total Unaffiliated Investments (Cost $28,773,353)		28,744,171

TOTAL VALUE OF SECURITIES–99.78% (Cost $44,875,374)	45,272,014
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	99,712

NET ASSETS APPLICABLE TO 4,824,413 SHARES OUTSTANDING–100.00%	$45,371,726

#	Series I shares.

*	Standard Class shares.

**	Institutional Class shares.

X	Initial Class.

✢	Class 1 shares.

LVIP Multi-Manager Global Equity Managed Volatility Fund–5

LVIP Multi-Manager Global Equity Managed Volatility Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
2	British Pound - Currency Contract	$157,731	$154,475	3/13/17	$(3,256)
3	E-mini MSCI Emerging Markets Index - Equity Contract	132,502	128,835	3/19/17	(3,667)
2	E-mini Russell 2000 Index - Equity Contract	137,494	135,690	3/20/17	(1,804)
10	E-mini S&P 500 Index - Equity Contract	1,121,248	1,118,100	3/19/17	(3,148)
2	E-mini S&P MidCap 400 Index - Equity Contract	337,115	331,820	3/19/17	(5,295)
2	Euro - Currency Contract	264,924	264,350	3/14/17	(574)
9	Euro STOXX 50 Index - Equity Contract	300,976	310,458	3/18/17	9,482
2	FTSE 100 Index - Equity Contract	169,500	173,768	3/20/17	4,268
2	Japanese Yen - Currency Contract	220,193	214,925	3/13/17	(5,268)
1	Nikkei 225 Index (OSE) - Equity Contract	155,813	163,423	3/10/17	7,610

					$(1,652)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard and Poor’s

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–6

LVIP Multi-Manager Global Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investments, at value	$16,527,843
Unaffiliated investments, at value	28,744,171

Total investments, at value	45,272,014
Cash	1,534
Cash collateral held at broker for futures contracts	113,661
Foreign currencies collateral held at broker for futures contracts, at value	19,004
Receivable for fund shares sold	17,797
Receivable for investments sold	13,516
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	1,132
Dividends receivable from investments	768

TOTAL ASSETS	45,439,426

LIABILITIES:
Due to manager and affiliates	19,553
Payable for fund shares redeemed	15,416
Professional fees payable	11,075
Accounting and administration expenses payable	10,000
Payable for investments purchased	5,296
Other accrued expenses payable	2,997
Foreign currencies due to custodian	1,711
Net unrealized depreciation on futures contracts	1,652

TOTAL LIABILITIES	67,700

TOTAL NET ASSETS	$45,371,726

Affiliated investments, at cost	$16,102,021
Unaffiliated investments, at cost	28,773,353

Total investments, at cost	$44,875,374

Foreign currencies collateral held at broker for futures contracts, at cost	$19,004

Standard Class:
Net Assets	$2,410,625
Shares Outstanding	256,329
Net Asset Value Per Share	$9.404

Service Class:
Net Assets	$42,961,101
Shares Outstanding	4,568,084
Net Asset Value Per Share	$9.405

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$47,163,280
Undistributed net investment income	14,227
Accumulated net realized loss on investments	(2,200,758)
Net unrealized appreciation of investments, foreign currencies and derivatives	394,977

TOTAL NET ASSETS	$45,371,726

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–7

LVIP Multi-Manager Global Equity Managed

Volatility Fund

Statement of Operations

Year Ended December 31, 2016

LVIP Multi-Manager Global Equity Managed

Volatility Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends from unaffiliated investments	$394,898
Dividends from affiliated investments	341,061

735,959

EXPENSES:
Distribution fees-Service Class	129,388
Management fees	97,449
Accounting and administration expenses	38,698
Professional fees	27,076
Reports and statements to shareholders	11,051
Custodian fees	5,097
Consulting fees	3,632
Trustees’ fees and expenses	1,007
Pricing fees	270
Other	388

314,056
Less management fees waived	(23,825)
Less expenses reimbursed	(24,415)

Total operating expenses	265,816

NET INVESTMENT INCOME	470,143

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investments	992,061
Distributions from affiliated investments	131,578
Sale of unaffiliated investments	(461,268)
Sale of affiliated investments	(300,710)
Foreign currencies	41,016
Futures contracts	(1,286,196)

Net realized loss	(883,519)

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	1,616,697
Affiliated investments	1,101,038
Foreign currencies	(11)
Futures contracts	30,896

Net change in unrealized appreciation (depreciation)	2,748,620

NET REALIZED AND UNREALIZED GAIN	1,865,101

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,335,244

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/16	12/31/15

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$470,143	$385,737
Net realized loss.	(883,519)	(936,876)
Net change in unrealized appreciation (depreciation)	2,748,620	(2,160,094)

Net increase (decrease) in net assets resulting from operations	2,335,244	(2,711,233)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(36,814)	(28,229)
Service Class	(516,528)	(385,883)
Net realized gain:
Standard Class	—	(1,229)
Service Class	—	(22,465)

	(553,342)	(437,806)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	542,775	479,928
Service Class	10,896,454	19,184,083
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	36,814	29,458
Service Class	516,528	408,348

	11,992,571	20,101,817

Cost of shares redeemed:
Standard Class	(107,235)	(25,019)
Service Class	(3,366,020)	(2,464,791)

	(3,473,255)	(2,489,810)

Increase in net assets derived from capital share transactions	8,519,316	17,612,007

NET INCREASE IN NET ASSETS	10,301,218	14,462,968
NET ASSETS:
Beginning of year	35,070,508	20,607,540

End of year	$45,371,726	$35,070,508

Undistributed net investment income	$14,227	$15,172

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–8

LVIP Multi-Manager Global Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Year Ended		5/1/14[2] to
	12/31/16[1]	12/31/15	12/31/14
Net asset value, beginning of period	$9.018	$9.829	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.139	0.157	0.150
Net realized and unrealized gain (loss)	0.393	(0.821)	(0.149)

Total from investment operations	0.532	(0.664)	0.001

Less dividends and distributions from:
Net investment income	(0.146)	(0.140)	(0.161)
Net realized gain	—	(0.007)	(0.011)

Total dividends and distributions	(0.146)	(0.147)	(0.172)

Net asset value, end of period	$9.404	$9.018	$9.829

Total return[4]	5.90%	(6.77%)	0.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,411	$1,852	$1,526
Ratio of expenses to average net assets[5]	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.47%	0.52%	0.68%
Ratio of net investment income to average net assets	1.54%	1.62%	2.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.45%	1.86%
Portfolio turnover	19%	20%	9%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–9

LVIP Multi-Manager Global Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Year Ended		5/1/14[2] to
	12/31/16[1]	12/31/15	12/31/14
Net asset value, beginning of period	$9.020	$9.830	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.108	0.123	0.125
Net realized and unrealized gain (loss)	0.392	(0.820)	(0.147)

Total from investment operations	0.500	(0.697)	(0.022)

Less dividends and distributions from:
Net investment income	(0.115)	(0.106)	(0.137)
Net realized gain	—	(0.007)	(0.011)

Total dividends and distributions	(0.115)	(0.113)	(0.148)

Net asset value, end of period	$9.405	$9.020	$9.830

Total return[4]	5.54%	(7.10%)	(0.23%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,961	$33,219	$19,081
Ratio of expenses to average net assets[5]	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.82%	0.87%	1.03%
Ratio of net investment income to average net assets	1.19%	1.27%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.07%	1.10%	1.51%
Portfolio turnover	19%	20%	9%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–10

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Fund is advised by LIAC. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014 - December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased

LVIP Multi-Manager Global Equity Managed Volatility Fund–11

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has voluntarily agreed to waive a portion of its advisory fee. This waiver can be modified or terminated at any time, without notice, with the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. For the year ended December 31, 2016, this waiver amounted to $23,825.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.35% of average daily net assets for the Standard Class and 0.70% for the Service Class. This agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$2,204
Legal	488

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,499 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,161 for the year ended December 31, 2016.

The Fund currently offers two classes of shares; the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. This 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Multi-Manager Global Equity Managed Volatility Fund–12

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2016, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$1,132
Management fees payable to LIAC	7,030
Distribution fees payable to LFD	12,523

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $159,824 and securities sales of $384,728.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2016, Lincoln Life directly owned 32.37% of the Fund.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value			Net Realized Gain	Value		Capital Gain
	12/31/15	Purchases	Sales	(Loss)	12/31/16	Dividends	Distributions
LVIP MFS International Growth Fund	$1,958,538	$798,085	$201,610	$(12,120)	$2,559,727	$36,065	$—
LVIP SSGA International Index Fund	4,556,810	2,060,885	1,503,766	(219,984)	5,080,845	151,453	—
LVIP SSGA S&P 500 Index Fund	4,970,070	1,515,672	568,650	(16,435)	6,353,649	120,727	80,356
LVIP SSGA Small-Cap Index Fund	2,254,824	708,745	822,088	(52,171)	2,533,622	32,816	51,222

Total	$13,740,242	$5,083,387	$3,096,114	$(300,710)	$16,527,843	$341,061	$131,578

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$14,638,738
Sales	7,038,530

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$45,572,739

Aggregate unrealized appreciation	$1,483,145
Aggregate unrealized depreciation	(1,783,870)

Net unrealized depreciation	$(300,725)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Multi-Manager Global Equity Managed Volatility Fund–13

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investments	$16,527,843
Unaffiliated Investments	28,744,171

Total	$45,272,014

Futures Contracts	$(1,652)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$553,342	$414,112
Long-term capital gain	—	23,694

Total	$553,342	$437,806

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$47,163,280
Undistributed ordinary income	14,227
Capital loss carryforwards	(942,852)
Straddle losses deferred	(569,803)
Net unrealized depreciation	(293,126)

Net assets	$45,371,726

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed net investment income	$82,254
Accumulated net realized loss	(82,254)

LVIP Multi-Manager Global Equity Managed Volatility Fund–14

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$942,852	$—	$942,852

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	59,050	49,442
Service Class	1,202,093	1,953,661
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,910	3,242
Service Class	54,864	44,947

	1,319,917	2,051,292

Shares redeemed:
Standard Class	(11,957)	(2,643)
Service Class	(371,621)	(257,079)

	(383,578)	(259,722)

Net increase	936,339	1,791,570

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

LVIP Multi-Manager Global Equity Managed Volatility Fund–15

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized depreciation on futures contracts	$21,360	Net unrealized depreciation on futures contracts	$(13,914)
Futures contracts (Currency contracts)	Net unrealized depreciation on futures contracts	—	Net unrealized depreciation on futures contracts	(9,098)

Total		$21,360		$(23,012)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

			Unrealized
			Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain (Loss) on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,206,051)	$52,703
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(80,145)	(21,807)

Total		$(1,286,196)	$30,896

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative	Short Derivative
	Volume	Volume
Futures contracts (average notional value)	$4,371,953	$27,097,640

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Multi-Manager Global Equity Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Multi-Manager Global Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Multi-Manager Global Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Multi-Manager Global Equity Managed Volatility Fund–17

LVIP Multi-Manager Global Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP Multi-Manager Global Equity Managed Volatility Fund–18

LVIP Multi-Manager Global Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar World All-Cap funds category and the MSCI World NET Risk Control 10% Total Return Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board also considered LIAC’s comments that the negative contribution from the volatility management overlay was a contributing factor in the Fund’s underperformance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board noted that the investment management fee for the Fund was lower than the median management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Multi-Manager Global Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Multi-Manager Global Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Multi-Manager Global Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Multi-Manager Global Equity Managed Volatility Fund–22

LVIP PIMCO Low Duration Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP PIMCO Low Duration Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Pacific Investment Management Company

The Fund returned 2.63% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Bank of America Merrill Lynch USD Treasuries 1-3 Year Index1, returned 0.89%.

At the onset of the New Year, global growth fears gripped markets amidst uncertainty surrounding China, falling commodity prices, and efficacy of central bank policies. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact as central banks in Europe, Japan, and China, announced additional easing measures. Concerns about global influences and financial conditions kept a Fed rate hike on hold, suggesting a dovish tilt with a tolerance for overshooting the inflation target.

For most of the second quarter, markets were relatively subdued as oil prices moved higher and China’s growth stabilized, despite central banks taking a pause from quantitative easing. However, the outcome of U.K.’s “Brexit” referendum stirred market sentiment near the end of the quarter and led to a decline in sovereign yields and a sell-off of risk assets. Still, the fundamental backdrop remained mostly unchanged and expectations for further central bank easing helped anchor risk appetite.

In the third quarter of 2016, markets generally shook off the unexpected “Brexit” referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the quarter, headlines were marked by concerns over the Bank of Japan’s “comprehensive review,” the ECB’s inaction, and the Fed’s path towards a potential rate hike in December, prompting sovereign interest rates to increase across much of the developed world. A stronger dollar, heightened election uncertainty, and rising rates weighed on risk sentiment toward the end of the quarter.

Headlines in the fourth quarter were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off, and inflation expectations lurched higher. Coupled with solid economic data, the Fed solidified its widely expected hike in December. Risk assets performed well and emerging market assets rebounded despite geopolitical tensions flaring. Finally, the Fed’s hawkish tilt for 2017 – even with the widely expected rate hike – contributed to front-end U.S. rates rising and a stronger dollar.

Curve positioning in U.S. interest rates detracted from performance despite an overall underweight duration position as rates rose along the short and intermediate portions of the U.S. yield curve. Non-U.S. duration strategies, primarily exposures to rates in the U.K. and Mexico, also detracted from performance, though this was partially offset by long exposure to eurozone duration, where rates drifted lower on the back of the ECB’s accommodative measures. In spread sectors, holdings of high yield and investment grade credit were positive for performance while tactical exposure to non-Agency MBS and dollar-denominated EM quasi-sovereigns also added as spreads ended the year broadly tighter. Holdings of Treasury Inflation-Protected Securities (TIPS) benefited performance as breakeven inflation levels rose over the period. Finally, currency strategies were positive as a broad long dollar bias against a basket of currencies added to returns except against the Japanese yen, which detracted.

Portfolio Manager:
Pacific Investment Management Company:	Jerome M. Schneider

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,455 for the Standard Class shares and to $10,387 for the Service Class shares. For comparison, look at how the Bank of America Merrill Lynch USD Treasuries 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,178. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	2.63%
Inception (5/1/14)	+	1.68%

Service Class Shares
One Year	+	2.37%
Inception (5/1/14)	+	1.43%

1.	Bank of America Merrill Lynch USD Treasuries 1-3 Year Index is a subset of The BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.

LVIP PIMCO Low Duration Bond Fund–1

LVIP PIMCO Low Duration Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,010.30	0.60%	$3.03
Service Class Shares	1,000.00	1,009.10	0.85%	4.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.12	0.60%	$3.05
Service Class Shares	1,000.00	1,020.86	0.85%	4.32

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP PIMCO Low Duration Bond Fund–2

LVIP PIMCO Low Duration Bond Fund

Security Type/Sector Allocation, and Credit Quality Breakdown (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Security Type/Sector	of Net Assets
Agency Asset-Backed Security	0.27%
Agency Collateralized Mortgage Obligations	0.98%
Agency Obligation	3.48%
Corporate Bonds	69.14%
Aerospace & Defense	0.13%
Air Freight & Logistics	0.41%
Airlines	0.33%
Auto Components	0.32%
Automobiles	7.20%
Banks	16.22%
Beverages	0.78%
Capital Markets	4.43%
Chemicals	0.39%
Commercial Services & Supplies	0.42%
Construction & Engineering	0.11%
Consumer Finance	6.01%
Diversified Consumer Services	0.40%
Diversified Financial Services	1.24%
Diversified Telecommunication Services	2.87%
Electric Utilities	3.50%
Food & Staples Retailing	0.52%
Food Products	0.62%
Gas Utilities	0.10%
Health Care Equipment & Supplies	1.24%
Health Care Providers & Services	0.37%
Hotels, Restaurants & Leisure	0.98%
Household Durables	0.98%
Insurance	0.25%
IT Services	0.12%
Life Sciences Tools & Services	0.40%
Media	1.75%
Multi-Utilities	0.03%
Oil, Gas & Consumable Fuels	8.57%
Paper & Forest Products	0.98%
Pharmaceuticals	2.43%
Road & Rail	0.39%
Semiconductors & Semiconductor Equipment	0.30%
Software	0.44%
Technology Hardware, Storage & Peripherals	0.31%
Tobacco	1.69%
Wireless Telecommunication Services	1.91%
Municipal Bonds	0.54%
Non-Agency Asset-Backed Securities	9.42%

Percentage
Security Type/Sector	of Net Assets
Non-Agency Collateralized Mortgage Obligations	0.32%
Non-Agency Commercial Mortgage-Backed Securities	3.47%
Senior Secured Loans	0.69%
Sovereign Bonds	0.82%
U.S. Treasury Obligations	16.73%
Options Purchased	0.03%
Money Market Fund	0.10%
Short-Term Investments	0.64%
Total Value of Securities	106.63%
Options Written	(0.02%)
Liabilities Net of Receivables and Other Assets	(6.61%)
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*
U.S. Government	20.12%
AAA	9.54%
AA	6.89%
A	26.12%
BBB	29.51%
BB	3.37%
B	0.60%
Not Rated	3.16%
Short-Term Investments	0.69%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Asset-Backed Security, Agency Collateralized Mortgage Obligations, Agency Obligation, and U.S. Treasury Obligations appear under “U.S. Government”. Dreyfus Treasury & Agency Cash Management Fund and Discounted Commercial Paper appear under “Short-Term Investment”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

IT–Information Technology

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments

December 31, 2016

	Principal Amount°	Value (U.S. $)

AGENCY ASSET-BACKED SECURITY–0.27%
#•Navient Student Loan Trust Series 2016-5A A 144A 2.006% 7/25/65	3,032,836	$3,077,728

Total Agency Asset-Backed Security (Cost $3,032,836)		3,077,728

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.98%
•Fannie Mae REMICs Series 2011-86 NF 1.306% 9/25/41	3,477,409	3,488,135
GNMA
•Series 2016-H11 F 1.33% 5/20/66	2,685,047	2,672,685
•Series 2016-H17 FC 1.36% 8/20/66	2,688,688	2,680,354
•Series 2016-H19 FA 1.31% 9/20/66	2,493,885	2,479,750

Total Agency Collateralized Mortgage Obligations (Cost $11,342,947)		11,320,924

AGENCY OBLIGATION–3.48%
Freddie Mac 1.25% 8/15/19	41,000,000	40,459,948

Total Agency Obligation (Cost $40,987,700)		40,459,948

CORPORATE BONDS–69.14%
Aerospace & Defense–0.13%
Embraer Overseas 6.375% 1/24/17	1,500,000	1,506,000

		1,506,000

Air Freight & Logistics–0.41%
#Aviation Capital Group 144A 2.875% 9/17/18	4,680,000	4,744,350

		4,744,350

Airlines–0.33%
◆Northwest Airlines 2002-1 Class G-2 Pass Through Trust 6.264% 11/20/21	340,278	367,279
◆UAL 2009-2A Pass Through Trust 9.75% 1/15/17	2,338,558	2,348,941
#◆Virgin Australia Trust 2013-1A Series 144A 5.00% 10/23/23	241,711	252,589
#WestJet Airlines 144A 3.50% 6/16/21	850,000	850,513

		3,819,322

Auto Components–0.32%
Delphi Automotive 3.15% 11/19/20	3,600,000	3,660,894

		3,660,894

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Automobiles–7.20%
Daimler Finance North America
#•144A 1.515% 10/30/19		3,000,000	$3,008,454
#144A 1.65% 3/2/18		1,000,000	998,869
#144A 1.65% 5/18/18		2,600,000	2,595,713
#•144A 1.739% 7/5/19		1,500,000	1,508,743
#144A 2.00% 8/3/18		10,025,000	10,041,210
#144A 2.70% 8/3/20		2,400,000	2,415,569
Ford Motor Credit
•2.585% 1/8/19		4,700,000	4,781,714
2.943% 1/8/19		3,400,000	3,440,470
General Motors 3.50% 10/2/18		5,200,000	5,305,726
General Motors Financial
•2.236% 4/10/18		2,500,000	2,515,380
2.40% 4/10/18		1,600,000	1,602,206
•2.44% 1/15/20		200,000	202,197
3.00% 9/25/17		4,500,000	4,543,884
3.25% 5/15/18		2,500,000	2,533,597
#Hyundai Capital America 144A 1.45% 2/6/17		3,000,000	3,000,573
Hyundai Capital Services
•1.793% 3/18/17		3,000,000	3,000,936
#•144A 1.793% 3/18/17		1,135,000	1,135,354
#Kia Motors 144A 2.625% 4/21/21		4,500,000	4,462,182
Nissan Motor Acceptance
#144A 1.95% 9/12/17		3,180,000	3,189,445
#144A 2.00% 3/8/19		10,900,000	10,879,410
#RCI Banque 144A 3.50% 4/3/18		1,000,000	1,018,681
Volkswagen Financial Services 2.375% 11/13/18	GBP	3,691,000	4,655,685
#•Volkswagen Group of America Finance 144A 1.29% 5/23/17		6,720,000	6,713,267

			83,549,265

Banks–16.22%
#ABN AMRO Bank 144A 1.80% 9/20/19		5,900,000	5,819,017
#Banco Continental via Continental Senior Trustees II Cayman 144A 5.75% 1/18/17		2,000,000	2,000,092
#Banco do Brasil 144A 6.00% 1/22/20		300,000	318,750
Bank of America
6.875% 4/25/18		8,383,000	8,913,183
6.875% 11/15/18		1,200,000	1,305,376
Barclays
2.00% 3/16/18		5,000,000	4,998,605
•2.992% 8/10/21		2,800,000	2,871,084
#Barclays Bank 144A 6.05% 12/4/17		5,675,000	5,865,391

LVIP PIMCO Low Duration Bond Fund–4

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
CIT Group
4.25% 8/15/17	9,200,000	$9,338,000
5.00% 5/15/17	665,000	673,313
5.25% 3/15/18	500,000	519,375
5.375% 5/15/20	900,000	958,500
#144A 5.50% 2/15/19	2,500,000	2,643,750
•Cooperatieve Rabobank 8.40% 11/29/49	1,600,000	1,645,840
#•Credit Agricole 144A 1.923% 6/10/20	600,000	602,800
•Credit Suisse 1.753% 9/12/17	6,000,000	6,008,340
•DBS Bank 3.625% 9/21/22	3,480,000	3,511,647
Depfa ACS Bank 5.75% 3/28/17	1,100,000	1,111,488
Eksportfinans 5.50% 6/26/17	2,000,000	2,030,800
•HBOS 1.646% 9/6/17	7,000,000	6,988,380
•HSBC Holdings 2.59% 5/25/21	4,100,000	4,190,413
•HSBC USA 1.512% 11/13/19	4,500,000	4,487,107
Intesa Sanpaolo
2.375% 1/13/17	10,700,000	10,701,541
3.875% 1/16/18	600,000	608,128
JPMorgan Chase
•1.837% 1/23/20	5,500,000	5,563,069
•7.90% 12/29/49	700,000	725,725
KEB Hana Bank 3.50% 10/25/17	3,300,000	3,345,764
Macquarie Bank
#•144A 2.007% 7/29/20	4,000,000	4,026,832
#144A 5.00% 2/22/17	50,000	50,251
Mitsubishi UFJ Trust & Banking
#144A 2.45% 10/16/19	4,000,000	4,006,164
#144A 2.65% 10/19/20	5,200,000	5,184,358
Mizuho Bank
•1.653% 12/12/17	13,800,000	13,806,362
#144A 2.45% 4/16/19	3,200,000	3,214,630
•MUFG Americas Holdings 1.457% 2/9/18	1,000,000	998,466
•MUFG Capital Finance 4 5.271% 1/29/49	EUR 1,000,000	1,059,387
•MUFG Capital Finance 5 6.299% 1/29/49	GBP 700,000	869,150
Royal Bank of Scotland
•9.50% 3/16/22	5,963,000	6,062,016
•10.50% 3/16/22	EUR 3,200,000	3,436,139
•13.125% 3/19/22	AUD 2,000,000	1,472,980
•Santander Bank 1.804% 1/12/18	5,000,000	5,003,880
•Santander Holdings USA 2.38% 11/24/17	1,000,000	1,008,702
Santander U.K.
2.35% 9/10/19	4,100,000	4,104,178
•2.439% 3/14/19	2,200,000	2,229,599
2.50% 3/14/19	2,000,000	2,012,320

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Shinhan Bank
•1.655% 4/8/17	2,000,000	$1,999,590
#•144A 1.655% 4/8/17	1,000,000	999,795
#Standard Chartered 144A 2.40% 9/8/19	6,000,000	5,965,236
Sumitomo Mitsui Financial Group 2.058% 7/14/21	4,300,000	4,161,587
•Sumitomo Mitsui Trust Bank Limited 1.723% 9/18/17	11,000,000	11,021,355
UBS Group Funding Jersey
#•144A 2.437% 9/24/20.	1,500,000	1,518,179
#144A 3.00% 4/15/21	5,200,000	5,207,930
•United Overseas Bank 2.875% 10/17/22	1,200,000	1,207,044

		188,371,608

Beverages–0.78%
Anheuser-Busch InBev Finance
2.65% 2/1/21	4,400,000	4,429,445
3.30% 2/1/23	4,500,000	4,585,914

		9,015,359

Capital Markets–4.43%
Bear Stearns 7.25% 2/1/18	3,700,000	3,916,095
Goldman Sachs Group
•2.042% 4/23/20	5,000,000	5,050,130
•2.163% 9/15/20	1,000,000	1,009,847
•2.242% 4/23/21	5,000,000	5,069,175
•2.537% 11/29/23	5,900,000	6,088,711
Industrial Bank of Korea 2.375% 7/17/17	2,250,000	2,256,921
Korea Development Bank
•1.507% 1/23/17	4,000,000	3,999,804
2.25% 8/7/17	2,200,000	2,208,305
3.875% 5/4/17	2,000,000	2,014,634
Macquarie Group
3.00% 12/3/18	6,000,000	6,092,136
7.625% 8/13/19	6,000,000	6,733,524
#144A 7.625% 8/13/19	1,000,000	1,122,254
Morgan Stanley
•2.282% 10/24/23	3,000,000	3,035,793
6.625% 4/1/18	400,000	423,138
S&P Global 3.30% 8/14/20	2,400,000	2,449,039

		51,469,506

Chemicals–0.39%
#Air Liquide Finance 144A 1.75% 9/27/21	3,800,000	3,657,751
#Solvay Finance America 144A 3.40% 12/3/20	900,000	916,562

		4,574,313

LVIP PIMCO Low Duration Bond Fund–5

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies–0.42%
#AP Moeller - Maersk 144A 2.875% 9/28/20	2,500,000	$2,483,175
#Penske Truck Leasing 144A 4.875% 7/11/22	175,000	188,022
#SMBC Aviation Capital Finance 144A 2.65% 7/15/21	2,300,000	2,216,471

		4,887,668

Construction & Engineering–0.11%
#Heathrow Funding 144A 4.875% 7/15/21	300,000	320,611
#SBA Tower Trust 144A 3.598% 4/15/18	1,000,000	1,004,097

		1,324,708

Consumer Finance–6.01%
AerCap Ireland Capital
2.75% 5/15/17	4,400,000	4,409,460
5.00% 10/1/21	300,000	316,125
Ally Financial
2.75% 1/30/17	200,000	200,075
3.60% 5/21/18	1,500,000	1,515,000
4.125% 3/30/20	2,100,000	2,126,250
4.75% 9/10/18	200,000	206,500
5.50% 2/15/17	7,400,000	7,432,375
BGC Partners 5.125% 5/27/21	5,200,000	5,356,302
#BMW U.S. Capital 144A 1.50% 4/11/19	4,000,000	3,963,360
BOC Aviation
2.875% 10/10/17	1,300,000	1,307,192
3.00% 3/30/20	2,000,000	2,005,178
Credit Suisse Group Funding Guernsey 3.45% 4/16/21	4,000,000	4,029,228
Ford Motor Credit 5.00% 5/15/18	3,000,000	3,118,719
General Motors Financial 4.75% 8/15/17	4,870,000	4,963,124
International Lease Finance
4.625% 4/15/21	600,000	623,250
5.875% 8/15/22	500,000	543,750
6.25% 5/15/19	3,860,000	4,159,150
8.25% 12/15/20	500,000	583,750
8.75% 3/15/17	1,800,000	1,825,657
LeasePlan
#144A 2.50% 5/16/18	4,091,000	4,098,315
#144A 2.875% 1/22/19	5,770,000	5,771,021
#144A 3.00% 10/23/17	6,000,000	6,044,220
Navient
5.50% 1/15/19	4,650,000	4,836,000
8.00% 3/25/20	300,000	333,570

		69,767,571

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Consumer Services–0.40%
#Hutchison Whampoa International 12 II 144A 2.00% 11/8/17	1,000,000	$1,001,859
#Hutchison Whampoa International 14 144A 1.625% 10/31/17	3,600,000	3,593,790

		4,595,649

Diversified Financial Services–1.24%
AerCap Ireland Capital 4.625% 10/30/20	2,000,000	2,085,000
#Cantor Fitzgerald 144A 6.50% 6/17/22	1,000,000	1,069,042
Synchrony Financial
1.875% 8/15/17	2,000,000	2,001,876
•2.111% 2/3/20	4,200,000	4,154,321
•2.287% 11/9/17	5,000,000	5,033,375

		14,343,614

Diversified Telecommunication Services–2.87%
AT&T
•1.847% 11/27/18	1,647,000	1,659,189
•1.928% 6/30/20	6,100,000	6,136,185
KT
#144A 1.75% 4/22/17	1,000,000	999,896
3.875% 1/20/17	6,000,000	6,005,694
Telecom Italia Capital 6.999% 6/4/18	2,900,000	3,095,750
Telefonica Emisiones
•1.648% 6/23/17	4,475,000	4,482,334
6.221% 7/3/17	5,070,000	5,184,420
•Verizon Communications 1.763% 6/17/19	5,704,000	5,757,926

		33,321,394

Electric Utilities–3.50%
•Cheung Kong Infrastructure Finance BVI 1.697% 6/20/17	3,500,000	3,492,622
Dominion Gas Holdings 2.50% 12/15/19	1,200,000	1,214,032
#E.On International Finance 144A 5.80% 4/30/18	4,400,000	4,615,556
#Enel Finance International 144A 6.25% 9/15/17	828,000	853,413
Entergy 4.00% 7/15/22	636,000	665,852
Exelon 2.45% 4/15/21	1,300,000	1,285,671
FirstEnergy 2.75% 3/15/18	3,200,000	3,229,949
#Iberdrola Finance Ireland 144A 5.00% 9/11/19	4,555,000	4,864,808
#Kentucky Power 144A 6.00% 9/15/17	3,700,000	3,804,107
#Korea East-West Power 144A 2.50% 7/16/17	1,000,000	1,003,108

LVIP PIMCO Low Duration Bond Fund–6

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Korea Hydro & Nuclear Power
#•144A 1.696% 5/22/17	1,000,000	$999,660
#144A 2.875% 10/2/18	1,750,000	1,779,666
Korea Western Power
3.125% 5/10/17	2,800,000	2,811,360
#144A 3.125% 5/10/17	200,000	200,811
Pennsylvania Electric 5.20% 4/1/20	1,400,000	1,500,372
PSEG Power 3.00% 6/15/21	5,340,000	5,361,846
Southern 2.35% 7/1/21	3,000,000	2,952,159

		40,634,992

Food & Staples Retailing–0.52%
CVS Health 3.50% 7/20/22	1,000,000	1,028,748
#Tesco 144A 5.50% 11/15/17	1,500,000	1,541,291
Walgreens Boots Alliance 1.75% 11/17/17	3,000,000	3,008,130
#Wesfarmers 144A 1.874% 3/20/18	500,000	499,511

		6,077,680

Food Products–0.62%
Kraft Heinz Foods 2.00% 7/2/18	4,300,000	4,302,541
#Mondelez International Holdings Netherlands 144A 2.00% 10/28/21	3,000,000	2,877,384

		7,179,925

Gas Utilities–0.10%
#Korea Gas 144A 2.25% 7/25/17	1,200,000	1,203,659

		1,203,659

Health Care Equipment & Supplies–1.24%
Becton Dickinson & Co. 2.675% 12/15/19	872,000	885,365
Boston Scientific
2.65% 10/1/18	3,500,000	3,539,883
3.375% 5/15/22	5,800,000	5,902,486
•Medtronic 1.763% 3/15/20	1,500,000	1,515,505
Zimmer Biomet Holdings
1.45% 4/1/17	1,000,000	1,000,301
2.00% 4/1/18	1,600,000	1,602,442

		14,445,982

Health Care Providers & Services–0.37%
Anthem 1.875% 1/15/18	200,000	200,139
Cardinal Health 1.95% 6/15/18	1,800,000	1,804,554
Humana 2.625% 10/1/19	1,000,000	1,008,681
#Universal Health Services 144A 3.75% 8/1/19	1,300,000	1,311,375

		4,324,749

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure–0.98%
MGM Resorts International 8.625% 2/1/19	3,800,000	$4,289,250
Wyndham Worldwide
2.50% 3/1/18	1,000,000	1,008,684
2.95% 3/1/17	5,624,000	5,629,759
#Wynn Las Vegas 144A 5.50% 3/1/25	500,000	497,250

		11,424,943

Household Durables–0.98%
DR Horton
3.75% 3/1/19	2,000,000	2,045,000
4.00% 2/15/20	6,797,000	7,009,406
Toll Brothers Finance 8.91% 10/15/17	1,800,000	1,896,750
Whirlpool 1.65% 11/1/17	400,000	400,654

		11,351,810

Insurance–0.25%
#TIAA Asset Management Finance 144A 2.95% 11/1/19	2,800,000	2,850,254

		2,850,254

IT Services–0.12%
Fidelity National Information Services 2.85% 10/15/18	1,400,000	1,424,968

		1,424,968

Life Sciences Tools & Services–0.40%
Thermo Fisher Scientific 3.30% 2/15/22	4,600,000	4,678,950

		4,678,950

Media–1.75%
Charter Communications Operating
3.579% 7/23/20	1,000,000	1,021,063
4.464% 7/23/22	8,700,000	9,102,627
DISH DBS 4.25% 4/1/18	2,000,000	2,055,740
Scripps Networks Interactive 3.50% 6/15/22	2,600,000	2,630,620
Sky
#144A 2.625% 9/16/19	1,000,000	1,004,725
#144A 6.10% 2/15/18	1,000,000	1,043,664
#144A 9.50% 11/15/18	2,000,000	2,266,864
Time Warner Cable
6.75% 7/1/18	500,000	534,001
8.25% 4/1/19	600,000	674,570

		20,333,874

Multi-Utilities–0.03%
DTE Energy 2.40% 12/1/19	300,000	301,685

		301,685

LVIP PIMCO Low Duration Bond Fund–7

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels–8.57%
BG Energy Capital
#144A 4.00% 12/9/20	2,800,000	$2,956,705
•6.50% 11/30/72	4,200,000	4,349,524
Cimarex Energy 5.875% 5/1/22	2,700,000	2,806,825
CNOOC Finance 2013 1.75% 5/9/18	2,345,000	2,334,215
CNOOC Nexen Finance 2014 1.625% 4/30/17	5,500,000	5,496,755
CNPC General Capital 2.75% 4/19/17	1,500,000	1,504,055
•ConocoPhillips 1.806% 5/15/22	5,800,000	5,747,736
Energy Transfer Partners
9.00% 4/15/19	3,000,000	3,415,329
9.70% 3/15/19	851,000	977,256
Kinder Morgan
2.00% 12/1/17	1,200,000	1,202,096
7.00% 6/15/17	2,100,000	2,148,959
7.25% 6/1/18	3,000,000	3,198,081
Kinder Morgan Energy Partners
3.45% 2/15/23	1,750,000	1,738,299
5.80% 3/1/21	1,780,000	1,952,491
#Kinder Morgan Finance 144A 6.00% 1/15/18	1,800,000	1,874,628
Korea National Oil
3.125% 4/3/17	2,250,000	2,258,753
#144A 3.125% 4/3/17	1,500,000	1,505,835
ONEOK Partners 2.00% 10/1/17	2,270,000	2,276,642
Petroleos Mexicanos
•2.902% 7/18/18	1,000,000	1,009,000
3.125% 1/23/19	4,280,000	4,254,320
3.50% 7/18/18	5,500,000	5,563,250
5.75% 3/1/18	4,500,000	4,665,375
Pioneer Natural Resources
3.45% 1/15/21	1,000,000	1,022,824
6.65% 3/15/17	3,422,000	3,457,079
6.875% 5/1/18	1,100,000	1,168,168
Regency Energy Partners 5.75% 9/1/20	500,000	541,085
Sinopec Group Overseas Development 2014
•1.656% 4/10/17	400,000	400,188
#•144A 1.656% 4/10/17	6,500,000	6,503,049
#144A 1.75% 4/10/17	3,000,000	2,999,916
Statoil 1.25% 11/9/17	1,711,000	1,709,335
Tennessee Gas Pipeline 7.50% 4/1/17	2,212,000	2,240,612
Western Gas Partners 2.60% 8/15/18	1,100,000	1,102,534
Williams Partners 7.25% 2/1/17	5,400,000	5,421,195

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Woodside Finance
#144A 3.65% 3/5/25	800,000	$782,873
#144A 3.70% 9/15/26	2,500,000	2,449,673
#144A 4.60% 5/10/21	2,900,000	3,052,018
#144A 8.75% 3/1/19	3,000,000	3,387,078

		99,473,756

Paper & Forest Products–0.98%
Georgia-Pacific
#144A 2.539% 11/15/19	4,400,000	4,441,532
#144A 3.734% 7/15/23	3,400,000	3,508,018
#144A 5.40% 11/1/20	3,100,000	3,411,039

		11,360,589

Pharmaceuticals–2.43%
AbbVie
2.30% 5/14/21	5,000,000	4,903,970
2.85% 5/14/23	800,000	777,179
3.20% 11/6/22	1,600,000	1,603,171
Actavis 1.875% 10/1/17	3,290,000	3,296,893
•Actavis Funding 2.208% 3/12/20	7,500,000	7,647,127
#Forest Laboratories 144A 4.375% 2/1/19	1,400,000	1,455,514
Shire Acquisitions Investments Ireland
2.40% 9/23/21	1,000,000	967,054
2.875% 9/23/23	4,300,000	4,093,084
Teva Pharmaceutical Finance Netherlands III 2.80% 7/21/23	2,200,000	2,085,571
Zoetis 3.45% 11/13/20	1,300,000	1,335,446

		28,165,009

Road & Rail–0.39%
#Asciano Finance 144A 5.00% 4/7/18	3,000,000	3,083,157
Kansas City Southern 2.35% 5/15/20	1,500,000	1,483,257

		4,566,414

Semiconductors & Semiconductor Equipment–0.30%
KLA-Tencor 3.375% 11/1/19	1,000,000	1,024,427
NVIDIA 2.20% 9/16/21	2,500,000	2,442,957

		3,467,384

Software–0.44%
Symantec
2.75% 6/15/17	3,100,000	3,110,900
4.20% 9/15/20	2,000,000	2,053,458

		5,164,358

LVIP PIMCO Low Duration Bond Fund–8

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)

Technology Hardware, Storage & Peripherals–0.31%
Hewlett Packard Enterprise
#144A 2.45% 10/5/17		1,800,000	$1,810,343
#144A 2.85% 10/5/18		1,800,000	1,818,180

			3,628,523

Tobacco–1.69%
BAT International Finance
#•144A 1.473% 6/15/18		2,000,000	2,000,810
#144A 3.50% 6/15/22		300,000	307,709
Imperial Tobacco Finance
2.05% 2/11/18		1,500,000	1,501,799
#144A 2.05% 2/11/18		1,800,000	1,802,158
#144A 2.05% 7/20/18		6,079,000	6,079,924
#144A 2.95% 7/21/20		2,000,000	2,013,920
Reynolds American 4.00% 6/12/22		5,700,000	5,969,034

			19,675,354

Wireless Telecommunication Services–1.91%
#Crown Castle Towers 144A 3.222% 5/15/22		4,500,000	4,574,385
SingTel Group Treasury 2.375% 9/8/17		9,000,000	9,045,351
Sprint Communications
8.375% 8/15/17		4,800,000	4,986,000
9.125% 3/1/17		2,400,000	2,430,000
•Wind Acquisition Finance 3.689% 7/15/20	EUR	1,100,000	1,165,152

			22,200,888

Total Corporate Bonds (Cost $801,392,592)			802,886,967

MUNICIPAL BONDS–0.54%
Educational Enhancement Funding Series A 1.906% 6/1/17		3,300,000	3,312,375
•State of Texas Series C-2 1.172% 6/1/19		3,000,000	3,002,190

Total Municipal Bonds (Cost $6,302,655)			6,314,565

NON-AGENCY ASSET-BACKED SECURITIES–9.42%
•Accredited Mortgage Loan Trust Series 2004-3 2A2 1.956% 10/25/34		24,309	24,203
•Amortizing Residential Collateral Trust Series 2004-1 A5 1.756% 10/25/34		93,055	89,215
#•Ares XXV CLO Series 2012-3A AR 144A 2.10% 1/17/24		6,500,000	6,493,533

	Principal Amount°		Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Atlas Senior Loan Fund II Series 2012-2A AR 144A 2.117% 1/30/24		6,000,000	$5,996,964
#•Babson CLO Series 2012-2A A1R 144A 2.146% 5/15/23		1,339,001	1,340,235
#•Ballyrock CLO Series 2013-1A A 144A 2.091% 5/20/25		900,000	898,275
•Bear Stearns Asset-Backed Securities I Trust Series 2004-BO1 M4 1.956% 10/25/34		1,046,000	1,051,351
•Bear Stearns Asset-Backed Securities Trust Series 2003-2 A3 2.256% 3/25/43		91,752	89,863
#•BlueMountain CLO Series 2015-1A AIR 144A 2.065% 4/13/27		700,000	699,650
#•Carlyle Global Market Strategies CLO Series 2012-1A AR 144A 2.111% 4/20/22		1,181,601	1,182,248
#•CIFC Funding Series 2012-2A A1R 144A 2.292% 12/5/24		2,200,000	2,203,934
#•COA Summit CLO Series 2014-1A A1 144A 2.231% 4/20/23		1,002,230	1,002,876
#•Colony Starwood Homes Trust Series 2016-1A A 144A 2.236% 7/17/33		3,094,616	3,136,175
•Cordatus CLO I Series 2006-1X A1 0.049% 1/30/24	EUR	1,924,781	2,021,408
•CWABS Asset-Backed Certificates Trust Series 2004-6 1A1 1.296% 12/25/34		3,427,729	3,247,868
#•Drug Royalty II Series 2014-1 A1 144A 3.73% 7/15/23		178,231	179,463
#•Dryden XXII Senior Loan Fund Series 2011-22A A1R 144A 2.05% 1/15/22		1,345,079	1,344,383
#Eagle I Series 2014-1A A1 144A 2.57% 12/15/39		500,000	496,875
#Finn Square CLO Series 2012-1A A1R 144A 2.00% 12/24/23		5,000,000	4,979,155
GCAT
#fSeries 2015-2 A1 144A 3.75% 7/25/20.		682,856	683,354
#fSeries 2016-1 A1 144A 4.50% 3/25/21		807,028	809,411
•GSAA Home Equity Trust Series 2004-11 2A2 1.396% 12/25/34		99,941	99,831

LVIP PIMCO Low Duration Bond Fund–9

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Halcyon Loan Advisors Funding Series 2012-1A A1 144A 2.406% 8/15/23		3,424,417	$3,431,074
#•Highbridge Loan Management Series 2012-1AR A1R 144A 2.247% 9/20/22		2,176,877	2,174,075
KVK CLO
#•Series 2012-1A A 144A 2.25% 7/15/23		1,561,378	1,561,601
#•Series 2012-2A A 144A 2.332% 2/10/25		4,972,896	4,980,544
#•LCM X Series 10AR AR 144A 2.14% 4/15/22		1,014,421	1,014,558
#•LCM XII Series 12A AR 144A 2.138% 10/19/22		9,000,000	8,982,018
#•Malin CLO BV Series 2007-1A A1 144A 0.00% 5/7/23	EUR	2,678,298	2,812,773
Navient Private Education Loan Trust
#•Series 2014-CTA A 144A 1.404% 9/16/24		466,240	466,122
#•Series 2015-AA A2B 144A 1.904% 12/15/28		2,500,000	2,523,840
#fNYMT Residential Series 2016-RP1A A 144A 4.00% 3/25/21		1,569,620	1,557,882
#•Ocean Trails CLO I Series 2006-1A A1 144A 1.124% 10/12/20		206,955	206,734
#•Ocean Trails CLO II Series 2007-2A A1V2 144A 1.113% 6/27/22		362,005	359,021
#OneMain Financial Issuance Trust Series 2015-2A A 144A 2.57% 7/18/25		4,000,000	4,000,140
•Option One Mortgage Loan Trust Asset-Backed Certificates Series 2005-5 A3 0.966% 12/25/35		640,041	636,667
Securitized Asset-Backed Receivables Trust Series 2006-OP1 0.525% 10/25/35		4,393,545	4,304,287
#•Shackleton II CLO Series 2012-2A AIR 144A 2.064% 10/20/23		5,000,000	4,997,480
•SLM Private Credit Student Loan Trust Series 2005-A A3 1.163% 6/15/23		3,302,835	3,199,612
#Sofi Professional Loan Program Series 2016-F A2 144A 3.02% 2/25/40		5,000,000	4,984,239

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Specialty Underwriting & Residential Finance Trust Series 2005-AB1 M1 1.401% 3/25/36	99,747	$99,328
#•Symphony CLO VIII Series 2012-8AR AR 144A 1.976% 1/9/23	5,950,037	5,947,996
#•Venture X CLO 144A 2.08% 7/20/22	5,000,000	4,997,480
#•Venture XI CLO Series 2012-11AR AR 144A 2.202% 11/14/22	3,400,000	3,402,111
#fVOLT Xl Series 2015-NP14 A1 144A 4.375% 11/27/45	1,246,845	1,256,352
#•Voya CLO Series 2012-2R AR 144A 2.18% 10/15/22	2,000,000	2,002,516
#•Voya CLO Series 2012-3R AR 144A 2.20% 10/15/22	600,000	600,701
•Wood Street CLO 1 Series I B 0.163% 11/22/21	EUR 821,902	855,583

Total Non-Agency Asset-Backed Securities (Cost $109,597,434)		109,425,004

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.32%
#•BCAP Trust Series 2009-RR4 9A1 144A 3.005% 10/26/35	10,384	10,347
Bear Stearns ARM Trust
•Series 2003-1 5A1 2.816% 4/25/33	82,513	82,239
•Series 2005-5 A1 2.58% 8/25/35	730,647	734,274
•Credit Suisse First Boston Mortgage Securities Series 2003-AR18 2A3 2.799% 7/25/33	11,252	11,094
•Eurosail-U.K. Series 2007-4X A2A 0.677% 6/13/45	GBP 389,546	480,254
•GSR Mortgage Loan Trust Series 2005-5F 8A1 1.256% 6/25/35	613,085	581,718
Merrill Lynch Mortgage Investors Trust
•Series 2003-A3 1A 2.835% 5/25/33	17,027	16,678
•Series 2005-2 1A 2.543% 10/25/35	45,438	45,203
•New York Mortgage Trust Series 2005-3 A1 1.236% 2/25/36	1,174,381	1,093,706

LVIP PIMCO Low Duration Bond Fund–10

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust Series 2004-6 A1 2.606% 7/20/34	13,776	$13,561
•Structured ARM Loan Trust Series 2004-6 3A2 3.147% 6/25/34	178,188	184,361
•Structured Asset Mortgage Investments II Trust Series 2005-AR5 A3 0.986% 7/19/35	437,764	422,929

Total Non-Agency Collateralized Mortgage Obligations (Cost $3,783,705)		3,676,364

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.47%
BAMLL Commercial Mortgage Securities Trust
#•Series 2014-FL1 A 144A 2.104% 12/15/31	2,000,000	2,006,433
#•Series 2015-ASHF A 144A 1.924% 1/15/17	850,000	851,362
#•BBCMS Trust Series 2015-RRI A 144A 1.854% 5/15/32.	6,407,511	6,407,790
•COBALT Commercial Mortgage Trust Series 2007-C3 A1A 5.761% 5/15/46	2,305,577	2,325,432
#•Countrywide Commercial Mortgage Trust Series 2007-MF1 A 144A 6.095% 11/12/43	1,001,171	1,012,049
#•Credit Suisse First Boston Mortgage Securities Series 2004-C2 J 144A 5.362% 5/15/36	500,000	525,423
JPMorgan Chase Commercial Mortgage Securities Trust
#Series 2002-CIB5 H 144A 5.50% 10/12/37	52,559	52,691
•Series 2007-CB20 AIA 5.746% 2/12/51	1,491,219	1,520,571
•LB Commercial Mortgage Trust Series 2007-C3 A1A 5.873% 7/15/44	6,624,310	6,696,822
•ML-CFC Commercial Mortgage Trust Series 2007-6 A4 5.485% 3/12/51	2,204,586	2,209,738
Morgan Stanley Capital I Trust
•Series 2007-IQ14 A1A 5.665% 4/15/49	6,758,257	6,806,409

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust (continued)
Series 2007-IQ16 A4 5.809% 12/12/49	2,869,989	$2,912,217
#•Wachovia Bank Commercial Mortgage Trust Series 2007-C32 A4FL 144A 0.882% 6/15/49	6,600,000	6,554,049
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 A1 0.687% 10/15/45	187,785	187,530
WF-RBS Commercial Mortgage Trust Series 2012-C9 A1 0.673% 11/15/45	183,190	182,935

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $40,814,705).		40,251,451

«SENIOR SECURED LOANS–0.69%
Avago Technologies Cayman Finance Tranche B 1st Lien 3.704% 2/1/23	942,239	957,141
•Energy Future Intermediate Holding 4.25% 6/30/17	3,000,000	3,022,125
FCA U.S. Tranche B 1st Lien 3.50% 5/24/17	2,377,033	2,386,684
•Las Vegas Sands Tranche B 1st Lien 3.006% 12/19/20	1,683,161	1,694,337

Total Senior Secured Loans (Cost $7,988,953)		8,060,287

ΔSOVEREIGN BONDS–0.82%
Republic of Korea–0.34%
•Export-Import Bank of Korea 1.311% 5/21/18	4,000,000	3,985,720

Saudi Arabia–0.48%
#Saudi Government International Bond 144A 2.375% 10/26/21	5,700,000	5,539,716

Total Sovereign Bonds (Cost $9,636,559)		9,525,436

U.S. TREASURY OBLIGATIONS–16.73%
U.S. Treasury Inflation Indexed Bond
¥0.125% 4/15/18	15,999,516	16,149,255
0.125% 4/15/20	25,702,527	25,977,364
U.S. Treasury Note
×1.25% 11/30/18	88,200,000	88,336,093
¥1.25% 12/15/18	63,700,000	63,779,625

Total U.S. Treasury Obligations (Cost $194,049,819)		194,242,337

LVIP PIMCO Low Duration Bond Fund–11

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Number of Contracts	Value (U.S. $)

OPTIONS PURCHASED–0.03%
Put Swaptions–0.03%
2 yr IRS pay a fixed rate 1.60% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 3/6/17 (CITI)	283,800,000	$351,344

Total Options Purchased (Cost $281,762)		351,344

	Number of Shares

MONEY MARKET FUND–0.10%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	1,205,037	1,205,037

Total Money Market Fund (Cost $1,205,037)		1,205,037

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–0.64%
≠Discounted Commercial Paper–0.64%
Export-Import Bank of Korea
2.20% 5/22/17	7,000,000	$6,967,634
2.40% 5/24/17	400,000	398,121

Total Short Term Investments (Cost $7,361,232)		7,365,755

TOTAL VALUE OF SECURITIES BEFORE OPTIONS WRITTEN–106.63% (Cost $1,237,777,936)		$1,238,163,147

	Number of Contracts

OPTIONS WRITTEN–(0.02%)
Put Swaptions–(0.02%)
2 yr IRS pay a fixed rate 1.65% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 2/23/17 (JPMC)	(142,800,000)	(86,822)
30 yr IRS pay a fixed rate 3.01% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 3/6/17 (GSC)	(25,600,000)	(119,091)

Total Options Written (Premium received $397,547)		(205,913)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(6.61%)		(76,712,087)

NET ASSETS APPLICABLE TO 115,911,841 SHARES OUTSTANDING–100.00%		$1,161,245,147

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $357,467,489, which represents 30.78% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2016.

×	Fully pledged as collateral for reverse repurchase agreements.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LVIP PIMCO Low Duration Bond Fund–12

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

¥	Fully or partially pledged as collateral for open derivatives.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2016.

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swap contracts were outstanding at December 31, 2016:

Foreign Currency Exchange Contracts1

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNP	EUR	(21,668,000)	USD	22,981,947	1/6/17	$161,210
BNP	GBP	(5,282,000)	USD	6,590,710	2/14/17	73,413
BNP	MXN	(39,112,000)	USD	1,852,095	2/13/17	(22,597)
GSC	EUR	(240,000)	USD	252,151	1/6/17	(617)
GSC	MXN	8,265,000	USD	(401,155)	2/13/17	(5,002)
JPMC	AUD	(18,221,000)	USD	13,462,780	1/6/17	316,329
JPMC	CAD	(15,117,000)	USD	11,383,500	1/6/17	123,417
JPMC	EUR	21,908,000	USD	(22,889,478)	1/6/17	184,027
JPMC	EUR	(21,908,000)	USD	22,920,806	2/2/17	(182,708)
JPMC	MXN	11,956,430	USD	(576,530)	2/13/17	(3,443)

						$644,029

Futures Contracts1

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(290)	90 Day IMM Eurodollar - Interest Rate Contract	$(71,723,954)	$(71,746,000)	3/14/17	$(22,046)
(725)	90 Day IMM Eurodollar - Interest Rate Contract	(178,901,892)	(177,307,813)	6/18/19	1,594,079
597	Australia 3 yr Bonds - Interest Rate Contract	42,279,709	42,203,622	3/16/17	(76,087)
119	Australia 10 yr Bonds - Interest Rate Contract	8,292,458	8,347,181	3/16/17	54,723
452	U.S. Treasury 2 yr Notes - Interest Rate Contract	97,932,432	97,942,750	4/1/17	10,318

					$1,560,987

Reverse Repurchase Agreements2

	Interest	Trade	Maturity	Principal	Face	Face Value Including
Counterparty	Rate	Date	Date	Amount	Value	Accrued Interest
JPMC-U.S. Treasury Notes 1.25% 11/30/18	0.79%	12/21/16	1/5/17	$(88,310,250)	$(88,310,250)	$(88,329,629)

Swap Contracts1

CDS Contracts

Upfront
			Annual		Payments	Unrealized
	Swap Referenced		Protection	Termination	Paid	Appreciation
Counterparty	Obligation	Notional Value[3]	Payments	Date	(Received)	(Depreciation)
Protection Sold/Moody’s Rating:
BNP	Mexico La SP 1.00% 9/20/20/ A3	2,200,000	1.00%	9/20/20	$(22,938)	$8,625

LVIP PIMCO Low Duration Bond Fund–13

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Interest Rate Swap Contracts

						Upfront
			Fixed Interest			Payments	Unrealized
Counterparty &			Rate Paid	Variable Interest	Termination	Paid	Appreciation
Swap Referenced Obligation	Notional Value[3]		(Received)	Rate Paid	Date	(Received)	(Depreciation)
CME - CS-3 Month IRS	MXN	983,000,000	(5.797%)	5.236%	9/6/21	$(1,841,324)	$(1,605,279)
CME - CS-3 Month IRS		954,000,000	0.000%	0.772%	6/21/20	30,065	112,377
CME - CS-2 yr IRS		142,500,000	(1.350%)	0.998%	12/28/18	—	(291,950)
CME - CS-5 yr IRS	MXN	117,800,000	(7.199%)	5.236%	12/3/21	—	(98,467)

						$(1,811,259)	$(1,883,319)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts, and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2See Note 1 in “Notes to Financial Statements.”

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAMLL–Bank of America Merrill Lynch Large Loan

BNP–Banque Paribas

CAD–Canadian Dollar

CDS–Credit Default Swap

CITI–Citigroup Global Markets

CLO–Collateralized Loan Obligation

CME–Chicago Mercantile Exchange Inc.

CS–Credit Suisse First Boston

EUR–Euro

GBP–British Pound Sterling

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

HSBC–Hong Kong Shanghai Bank

ICE LIBOR–IntercontinentalExchange London Interbank Offered Rate

IMM–International Monetary Market

IRS–Interest Rate Swap

IT–Information Technology

JPMC–JPMorgan Chase

LB–Lehman Brothers

MXN–Mexican Peso

RBS–Royal Bank of Scotland

REMIC–Real Estate Mortgage Investment Conduit

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–14

LVIP PIMCO Low Duration Bond Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments, at value	$1,237,811,803
Cash	9,064,052
Dividends and interest receivable	8,218,418
Cash collateral held at brokers for certain open derivatives	2,642,000
Net unrealized appreciation on futures contracts	1,560,987
Foreign currencies, at value	1,116,310
Receivable for fund shares sold	864,678
Unrealized appreciation on foreign currency exchange contracts	858,396
Options purchased, at value	351,344
Foreign currencies collateral held at broker for futures contracts	270,489
Swap payments receivable	248,977
Unrealized appreciation on interest rate swap contracts	112,377
Receivable for securities sold	55,419
Upfront payments paid on interest rate swap contracts	46,705
Cash collateral held at broker for futures contracts	20,000
Unrealized appreciation on credit default swap contracts	8,625

TOTAL ASSETS	1,263,250,580

LIABILITIES:
Reverse repurchase agreements, at value	88,310,250
Payable for securities purchased	5,010,316
Unrealized depreciation on interest rate swap contracts	1,995,696
Upfront payments received on interest rate swap contracts	1,857,964
Cash due to broker for futures contracts	1,582,866
Cash collateral due to brokers for certain open derivatives	990,000
Payable for fund shares redeemed	880,724
Due to manager and affiliates	538,926
Swap payments payable	233,219
Unrealized depreciation on foreign currency exchange contracts	214,367
Options written, at value	205,913
Other accrued expenses	123,820
Interest expense payable for reverse repurchase agreements	38,434
Upfront payments received on credit default swap contracts	22,938
TOTAL LIABILITIES	102,005,433

TOTAL NET ASSETS	$1,161,245,147

Investments, at cost	$1,237,496,174
Foreign currencies, at cost	1,133,865
Options purchased, at cost	281,762
Options written, premiums received	(397,547)
Reverse repurchase agreements, at proceeds	(88,310,250)

LVIP PIMCO Low Duration Bond Fund–15

LVIP PIMCO Low Duration Bond Fund

Statement of Assets and Liabilities (continued)

Standard Class:
Net Assets	$775,966,562
Shares Outstanding	77,457,319
Net Asset Value Per Share	$10.018

Service Class:
Net Assets	$385,278,585
Shares Outstanding	38,454,522
Net Asset Value Per Share	$10.019

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,162,115,303
Undistributed net investment income	3,364,394
Accumulated net realized loss on investments	(5,093,595)
Net unrealized appreciation of investments, foreign currencies and derivatives	859,045

TOTAL NET ASSETS	$1,161,245,147

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–16

LVIP PIMCO Low Duration Bond Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$25,043,855
Dividends	19,304

25,063,159

EXPENSES:
Management fees	5,541,643
Interest expense	936,308
Distribution fees-Service Class	816,021
Accounting and administration expenses	273,755
Professional fees	87,378
Reports and statements to shareholders	52,393
Pricing fees	35,786
Custodian fees	33,094
Trustees’ fees and expenses	28,815
Consulting fees	2,623
Other	9,606

7,817,422
Less management fees waived	(53,943)

Total operating expenses	7,763,479

NET INVESTMENT INCOME	17,299,680

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,316,348
Securities sold short	(1,498,546)
Foreign currencies	(4,778,190)
Foreign currency exchange contracts	4,273,684
Futures contracts	488,387
Options purchased	2,172,981
Options written	(2,354,328)
Swap contracts	(1,826,212)

Net realized loss	(2,205,876)

Net change in unrealized appreciation (depreciation) of:
Investments	15,545,508
Foreign currencies	(51,612)
Foreign currency exchange contracts	(1,845,044)
Futures contracts	542,793
Options purchased	178,349
Options written	(1,023,987)
Swap contracts	(528,229)

Net change in unrealized appreciation (depreciation)	12,817,778

NET REALIZED AND UNREALIZED GAIN	10,611,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,911,582

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,299,680	$12,161,263
Net realized gain (loss)	(2,205,876)	9,349,600
Net change in unrealized appreciation (depreciation)	12,817,778	(7,253,028)

Net increase in net assets resulting from operations	27,911,582	14,257,835

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(12,926,662)	(9,948,556)
Service Class	(5,227,925)	(2,265,464)
Net realized gain:
Standard Class	(1,625,968)	(2,314,791)
Service Class	(739,307)	(662,304)

	(20,519,862)	(15,191,115)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	63,069,353	85,067,290
Service Class	254,656,841	232,616,733
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	14,552,630	12,263,347
Service Class	5,967,232	2,927,768

	338,246,056	332,875,138

Cost of shares redeemed:
Standard Class	(99,227,295)	(86,054,244)
Service Class	(114,430,179)	(53,319,899)

	(213,657,474)	(139,374,143)

Increase in net assets derived from capital share transactions	124,588,582	193,500,995

NET INCREASE IN NET ASSETS	131,980,302	192,567,715
NET ASSETS:
Beginning of year	1,029,264,845	836,697,130

End of year	$1,161,245,147	$1,029,264,845

Undistributed net investment income	$3,364,394	$3,046,077

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–17

LVIP PIMCO Low Duration Bond Fund

Statement of Cash Flows

Year Ended December 31, 2016

Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$27,911,582

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	6,319,686,740
Costs to cover securities sold short	(3,704,288,489)
Proceeds from securities sold short	3,702,789,870
Purchase of long-term investments	(6,242,171,111)
Net proceeds of short-term securities	37,649,703
Net amortization of premium/(discount) on investments	9,522,207
Non-cash adjustments for income from treasury inflation-protected securities	(1,025,031)
Net realized loss on sales of investments from changes in the foreign exchange rates	4,811,310
Net realized gain from investments	(1,316,348)
Net realized loss from securities sold short	1,498,546
Net change in unrealized (appreciation) depreciation of investments	(15,545,508)
Net change in unrealized (appreciation) depreciation of swap contracts	528,229
Net change in unrealized (appreciation) depreciation of futures contracts	(542,793)
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	1,845,044
Net change in unrealized (appreciation) depreciation of options purchased	(178,349)
Net change in unrealized (appreciation) depreciation of options written	1,023,987
Cost on options purchased	(1,593,852)
Options purchased expired/exercised	1,511,091
Premiums on options written	2,861,178
Options written expired/exercised	(5,513,215)
Decrease in receivable for securities sold	3,197,050
Increase in dividends and interest receivable	(1,316,728)
Net amortization of upfront payments on swap contracts	(55,021)
Premiums paid (received) for swap contracts	2,588,057
Decrease in cash collateral due to brokers for certain open derivatives	(4,990,000)
Decrease in cash collateral held at brokers for certain open derivatives	1,188,518
Increase in cash collateral held at broker for futures contracts	(20,000)
Decrease in cash collateral due to broker for futures contracts	1,018,457
Decrease in foreign currencies pledged as collateral for futures contracts	(239,765)
Decrease in net swaps payments receivable/payable	(41,148)
Increase in payable for securities purchased	3,624,316
Increase in due to manager and affiliates	58,288
Increase in other accrued expenses	24,586
Decrease in interest expense payable for reverse repurchase agreements	(37,996)

Cash provided by (used for) operating activities	144,463,405

Cash provided by (used for) financing activities:
Costs to cover reverse repurchase agreements	(12,346,229,487)
Proceeds from reverse repurchase agreements	12,099,683,362
Proceeds from shares sold, net of amounts receivables	318,084,097
Shares redeemed, net of amounts payables	(212,963,950)

Cash provided by (used for) financing activities	(141,425,978)

Net increase in cash	3,037,427
Cash and foreign currencies at beginning of year	7,142,935

Cash and foreign currencies at end of year	$10,180,362

Cash paid during the period for interest expenses	$974,304

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $20,519,862.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–18

LVIP PIMCO Low Duration Bond Fund

Financial Highlights

Select data for each share of the Fund outstanding throughout each period were as follows:

	LVIP PIMCO Low Duration Bond Fund Standard Class
			5/1/14[1]
	Year Ended		to
	12/31/16	12/31/15	12/31/14

Net asset value, beginning of period	$9.948	$9.939	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.164	0.134	0.062
Net realized and unrealized gain (loss)	0.097	0.032	(0.042)

Total from investment operations	0.261	0.166	0.020

Less dividends and distributions from:
Net investment income	(0.170)	(0.127)	(0.066)
Net realized gain	(0.021)	(0.030)	(0.015)

Total dividends and distributions	(0.191)	(0.157)	(0.081)

Net asset value, end of period	$10.018	$9.948	$9.939

Total return[3]
	2.63%	1.67%	0.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$775,966	$791,901	$779,587
Ratio of expenses to average net assets[4]	0.63%	0.57%	0.57%
Ratio of net investment income to average net assets[5]	1.63%	1.33%	0.92%
Portfolio turnover	817%	489%	1,173%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2016, 2015, and the period May 1, 2014 through December 31, 2014 was 0.54%, 0.54%, and 0.55%, respectively.

[5]

The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2016, 2015, and the period May 1, 2014 through December 31, 2014 was 1.72%, 1.36%, and 0.94%, respectively.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–19

LVIP PIMCO Low Duration Bond Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding throughout each period were as follows:

	LVIP PIMCO Low Duration Bond Fund Service Class
			5/1/14[1]
	Year Ended		to
	12/31/16	12/31/15	12/31/14

Net asset value, beginning of period	$9.950	$9.941	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.139	0.109	0.045
Net realized and unrealized gain (loss)	0.097	0.032	(0.040)

Total from investment operations	0.236	0.141	0.005

Less dividends and distributions from:
Net investment income	(0.146)	(0.102)	(0.049)
Net realized gain	(0.021)	(0.030)	(0.015)

Total dividends and distributions	(0.167)	(0.132)	(0.064)

Net asset value, end of period	$10.019	$9.950	$9.941

Total return[3]
	2.37%	1.42%	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$385,279	$237,364	$57,110
Ratio of expenses to average net assets[4]	0.88%	0.82%	0.82%
Ratio of net investment income to average net assets[5]	1.38%	1.08%	0.67%
Portfolio turnover	817%	489%	1,173%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2016, 2015, and the period May 1, 2014 through December 31, 2014 was 0.79%, 0.79%, and 0.80%, respectively.

[5]

The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2016, 2015, and the period May 1, 2014 through December 31, 2014 was 1.45%, 1.11%, and 0.69%, respectively.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–20

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014-December 31, 2015, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy

LVIP PIMCO Low Duration Bond Fund–21

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At December 31, 2016, the Fund held no investments in repurchase agreements.

Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or Net Asset Value (NAV) will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended December 31, 2016, the Fund had average reverse repurchase agreements of $158,752,756, for which it paid interest at an average rate of 0.59%. At December 31, 2016, the Fund pledged $88,336,093 in securities as collateral for reverse repurchase agreements.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the Schedule of Investments is as follows:

		Remaining Contracted Maturity of the Agreements
					Greater Than 90
					Days But Less
Reverse Repurchase Agreements	Open/Demand	Overnight	Up to 30 days	31-90 days	Than One Year	Total
U.S. Treasury Obligations	$—	$—	$(88,310,250)	$—	$—	$(88,310,250)

Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out. No short sales are outstanding at December 31, 2016.

Cash and Cash Equivalents–Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

LVIP PIMCO Low Duration Bond Fund–22

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.50% of the average daily net assets of the Fund. Effective November 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess $500 million. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pacific Investment Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$57,201
Legal	14,110

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $36,404 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$459,471
Distribution fees payable to LFD	79,455

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $109,951,672 and securities sales of $237,118,511.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$824,000,594
Purchases of U.S. government securities	9,122,459,006
Sales other than U.S. government securities	778,373,592
Sales of U.S. government securities	9,244,103,018

LVIP PIMCO Low Duration Bond Fund–23

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,238,862,720

Aggregate unrealized appreciation	$5,232,763
Aggregate unrealized depreciation	(5,932,336)

Net unrealized depreciation	$(699,573)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP PIMCO Low Duration Bond Fund–24

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Assets	Level 1	Level 2	Total
Agency Asset-Backed Security	$—	$3,077,728	$$3,077,728
Agency Collateralized Mortgage Obligations	—	11,320,924	11,320,924
Agency Obligations	—	40,459,948	40,459,948
Corporate Bonds	—	802,886,967	802,886,967
Municipal Bonds	—	6,314,565	6,314,565
Non-Agency Asset-Backed Securities	—	109,425,004	109,425,004
Non-Agency Collateralized Mortgage Obligations	—	3,676,364	3,676,364
Non-Agency Commercial Mortgage-Backed
Securities	—	40,251,451	40,251,451
Senior Secured Loans	—	8,060,287	8,060,287
Sovereign Bonds	—	9,525,436	9,525,436
U.S. Treasury Obligations	—	194,242,337	194,242,337
Option Purchased	—	351,344	351,344
Money Market Fund	1,205,037	—	1,205,037
Short-Term Investments	—	7,365,755	7,365,755

Total	$1,205,037	$1,236,958,110	$1,238,163,147

Foreign Currency Exchange Contracts	$—	$644,029	$644,029

Reverse Repurchase Agreements	$—	$(88,310,250)	$(88,310,250)

Futures Contracts	$1,560,987	$—	$1,560,987

Options Written	$—	$(205,913)	$(205,913)

Swap Contracts	$—	$(1,874,694)	$(1,874,694)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$18,154,587	$15,130,445
Long-term capital gains	2,365,275	60,670

Total	$20,519,862	$15,191,115

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,162,115,303
Undistributed ordinary income	4,007,697
Capital loss carryforward	(2,426,460)
Net unrealized depreciation	(2,451,393)

Net assets	$1,161,245,147

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, interest rate swap contracts, and CDS contracts.

LVIP PIMCO Low Duration Bond Fund–25

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, trust preferred securities, Treasury Inflation-Protected Securities deflationary adjustments, redesignation of dividends and distributions, interest rate swap contracts, CDS contracts, and paydowns gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss
$1,173,224	$(1,173,224)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22,2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,897,914	$528,546	$2,426,460

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	6,279,545	8,480,315
Service Class	25,402,193	23,123,221
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,449,409	1,233,731
Service Class	594,362	294,459

	33,725,509	33,131,726

Shares redeemed:
Standard Class	(9,875,791)	(8,545,051)
Service Class	(11,396,888)	(5,307,446)

	(21,272,679)	(13,852,497)

Net increase	12,452,830	19,279,229

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the futures but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally

LVIP PIMCO Low Duration Bond Fund–26

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2016, the Fund posted $612,765 in securities as collateral for futures contracts.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; and to facilitate investments in portfolio securities.

Options Contracts–During the year ended December 31, 2016, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2016, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to manage the Fund’s exposure to changes in foreign currencies; to adjust the Fund’s overall exposure to certain markets; to facilitate investments in portfolio securities; and to receive premiums for writing options.

LVIP PIMCO Low Duration Bond Fund–27

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Transactions in options written during the year ended December 31, 2016 for the Fund were as follows:

Call Options	Number of contracts	Premiums
Options outstanding at December 31, 2015	2,017	$1,839,845
Options written	195,840,000	256,075
Options expired	(195,840,000)	(256,075)
Options exercised	(2,017)	(1,839,845)

Options outstanding at December 31, 2016	—	$—

Put Options	Number of contracts	Premiums
Options outstanding at December 31, 2015	2,161	$1,209,739
Options written	1,165,200,549	2,605,103
Options expired	(167,500,000)	(187,262)
Options exercised	(829,302,710)	(3,230,033)

Options outstanding at December 31, 2016	168,400,000	$397,547

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2016, the Fund used interest rate contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, such as an index. In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2016, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the Schedule of Investments, at December 31, 2016, the notional value of the protection sold was $2,200,000 which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk

LVIP PIMCO Low Duration Bond Fund–28

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2016, net unrealized appreciation of the protection sold was $8,625.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2016, the Fund used swap contracts enhance total return; and to gain exposure to certain securities or markets.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

At December 31, 2016, the Fund pledged $705,052 in securities as collateral for certain open derivatives. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the counterparty due to any loss on the collateral invested.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Unrealized appreciation on foreign currency exchange contracts	$858,396	Unrealized depreciation on foreign currency exchange contracts	$(214,367)
Options purchased (Interest rate contracts)	Options purchased, at value	351,344	Options purchased, at value	—
Options written (Interest rate contracts)	Options written, at value	—	Options written, at value	(205,913)
Futures contracts (Interest rate contracts)	Net unrealized appreciation on futures contracts	1,659,120	Net unrealized appreciation on futures contracts	(98,133)
Swap contracts (Credit contracts )	Unrealized appreciation on credit default swap contracts	8,625	Unrealized appreciation on credit default swap contracts	—
Swap contracts (Interest rate contracts)	Unrealized appreciation on interest rate swap contracts	112,377	Unrealized depreciation on interest rate swap contracts	(1,995,696)

Total		$2,989,862		$(2,514,109)

LVIP PIMCO Low Duration Bond Fund–29

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

			Change in
			Unrealized
			Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain (Loss) on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$4,273,684	$(1,845,044)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,558,045)	1,341,615
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	3,046,432	(798,822)
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(82,240)	—
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	2,255,221	178,349
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	688,554	—
Options written (Interest rate contracts)	Net realized gain (loss) from option written and net change in unrealized appreciation (depreciation) of options written	(3,042,882)	(1,023,987)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	516,427	40,079
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,342,639)	(568,308)

Total		$2,754,512	$(2,676,118)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative		Short Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	20,295,566	USD	141,612,561
Futures contracts (average notional value)	USD	283,374,901	USD	544,313,126
Options contracts (average notional value)	USD	322,494	USD	954,386
CDS contracts (average notional value)*	EUR	—	EUR	1,688,889
CDS contracts (average notional value)*	USD	—	USD	4,711,111
Interest rate swap contracts (average notional value)	CAD	47,492,460	CAD	—
Interest rate swap contracts (average notional value)	MXN	210,986,905	MXN	—
Interest rate swap contracts (average notional value)	USD	610,032,937	USD	—

* Long represents buying protection and short represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net

LVIP PIMCO Low Duration Bond Fund–30

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out), netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Assets	Derivative Liability	Net Position
BNP Paribas	$243,248	$(22,597)	$220,651
Credit Suisse First Boston	1,771,497	(2,093,829)	(322,332)
JPMorgan Chase	651,191	(186,151)	465,040

Total	$2,665,936	$(2,302,577)	$363,359

		Fair Value of		Fair Value of
		Non Cash	Cash Collateral	Non Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
BNP Paribas	$220,651	$—	$(220,651)	$—	$—	$—
Credit Suisse First Boston	(322,332)	—	-	—	313,707	(8,625)
JPMorgan Chase	465,040	—	(380,000)	—	—	85,040

Total	$363,359	$—	$(600,651)	$—	$313,707	$76,415

Reverse repurchase agreements

Reverse repurchase transactions are entered into by the Fund under Master Reverse Repurchase Agreements (each, an “MRRA”). which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRRA counterparty, the Fund is considered unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of December 31, 2016, the following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under an MRRA:

		Fair Value of
	Reverse	Non Cash	Net Collateral
Counterparty	Repurchase Agreements	Collateral Pledged	Pledged	Net Exposure(a)
JPMorgan Chase	(88,310,250)	88,310,250	88,310,250	—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP PIMCO Low Duration Bond Fund–31

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities are identified on the Schedule of Investments.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP PIMCO Low Duration Bond Fund–32

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP PIMCO Low Duration Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP PIMCO Low Duration Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP PIMCO Low Duration Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP PIMCO Low Duration Bond Fund–33

LVIP PIMCO Low Duration Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)

11.53%	88.47%	100.00%

A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment

LVIP PIMCO Low Duration Bond Fund–34

LVIP PIMCO Low Duration Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver on assets over $500 million through April 30, 2018. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Pacific Investment Management Company LLC (“PIMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by PIMCO under the subadvisory agreement. The Board considered the services provided by PIMCO, the backgrounds of the portfolio managers and PIMCO’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Short-Term Bond funds category and the BofAML US Treasuries 1-3 Yr TR USD index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board determined that the services provided by PIMCO were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule and considered the contractual fee rates charged to other funds and accounts with an investment strategy similar to the Fund. The Board considered that LIAC compensates PIMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and PIMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by PIMCO regarding PIMCO’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and PIMCO, an unaffiliated party, and that LIAC compensates PIMCO from its fees. The Board reviewed materials provided by PIMCO as to any additional benefits it receives, and noted that PIMCO stated that it may derive indirect benefits due to an increase in total assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP PIMCO Low Duration Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP PIMCO Low Duration Bond Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012

Treasurer, Lincoln National

Corporation; Director, Lincoln

Investment Advisors Corporation; Senior Vice

President and Treasurer, The

Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company

				N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011

Vice President, The Lincoln

National Life Insurance

Company; Vice President and

Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company

				N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln

Investment Advisors

Corporation; Vice President and Head of Tax, The Lincoln

National Life Insurance

Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln

Investment Advisors

Corporation; Vice President,

Head of Client Portfolio

Management, The Lincoln

National Life Insurance

Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

LVIP PIMCO Low Duration Bond Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016

Vice President and Chief Counsel – Funds Management,

The Lincoln National Life

Insurance Company; Vice

President, Secretary and Chief

Legal Officer, Lincoln

Investment Advisors

Corporation, Vice President,

Chief Compliance Officer and

Assistant General Counsel,

Lincoln National Corporation;

Formerly, Vice President and

Deputy General Counsel, Janney

Montgomery Scott LLC; Chief

Legal Officer, Janney Capital

Management, LLC

				N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

[3]	The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP PIMCO Low Duration Bond Fund–38

LVIP Select Core Equity Managed Volatility Fund (formerly LVIP VIP Contrafund®Managed Volatility Portfolio) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Select Core Equity Managed

Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Select Core Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 6.59% (Standard Class shares with dividends reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index1 returned 11.96% during the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund consists of underlying funds that invest in U.S. equities with a large cap orientation. The largest investment of the Fund, the Fidelity VIP Contrafund, also has a growth orientation relative to the benchmark, which detracted from relative performance in 2016, as growth stocks lagged the broader equity markets for the year.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Select Core Equity Managed Volatility Fund–1

LVIP Select Core Equity Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/13 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Select Core Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,465 for the Standard Class shares and to $12,306 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $15,154. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 6.59%
Inception (5/1/13)	+ 6.19%

Service Class Shares
One Year	+ 6.22%
Inception (5/1/13)	+ 5.82%
1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Select Core Equity Managed Volatility Fund–2

LVIP Select Core Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,072.60	0.10%	$0.52
Service Class Shares	1,000.00	1,070.70	0.45%	2.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.63	0.10%	$0.51
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Select Core Equity Managed Volatility Fund–3

LVIP Select Core Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets

Investment Companies	99.82%

Equity Funds	93.06%
Money Market Fund	6.76%
Total Value of Securities	99.82%

Receivables and Other Assets Net of Liabilities	0.18%

Total Net Assets	100.00%

LVIP Select Core Equity Managed Volatility Fund–4

LVIP Select Core Equity Managed Volatility Fund

Statement of Net Assets

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

INVESTMENT COMPANIES–99.82%
Equity Funds–93.06%
Fidelity® –
X VIP Contrafund® Portfolio	8,850,608	$293,663,181
X VIP Equity-Income Portfolio	5,741,237	126,134,979

		419,798,160

	Number of	Value
	Shares	(U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.76%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	30,495,867	$30,495,867

		30,495,867

Total Investment Companies (Cost $424,407,476)		450,294,027

TOTAL VALUE OF SECURITIES–99.82% (Cost $424,407,476)	450,294,027
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	798,313

NET ASSETS APPLICABLE TO 38,616,959 SHARES OUTSTANDING–100.00%	$451,092,340

NET ASSET VALUE PER SHARE–LVIP SELECT CORE EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($210,112 / 17,983 Shares)	$11.684

NET ASSET VALUE PER SHARE–LVIP SELECT CORE EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($450,882,228 / 38,598,976 Shares)	$11.681

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$443,868,872
Undistributed net investment income	28,801
Accumulated net realized loss on investments	(18,612,900)
Net unrealized appreciation of investments and derivatives	25,807,567

Total net assets	$451,092,340

X	Initial Class.

«

Includes $52,037 foreign currencies due to broker, $1,275,924 cash collateral held at broker for futures contracts, $270,187 payable for fund shares redeemed, $166,281 due to manager and affiliates and $12,406 expense reimbursement receivable from Lincoln Investment Advisors Corporation as of December 31, 2016.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
5	British Pound - Currency Contract	$394,328	$386,188	3/13/17	$(8,140)
225	E-mini S&P 500 Index - Equity Contract	25,228,071	25,157,250	3/19/17	(70,821)
20	E-mini S&P MidCap 400 Index - Equity Contract	3,362,900	3,318,200	3/19/17	(44,700)
5	Euro - Currency Contract	662,311	660,875	3/14/17	(1,436)
22	Euro STOXX 50 Index - Equity Contract	735,718	758,897	3/18/17	23,179
5	FTSE 100 Index - Equity Contract	423,752	434,421	3/20/17	10,669
4	Japanese Yen - Currency Contract	440,387	429,850	3/13/17	(10,537)
3	Nikkei 225 Index (OSE) - Equity Contract	467,438	490,268	3/10/17	22,830

					$(78,956)

LVIP Select Core Equity Managed Volatility Fund–5

LVIP Select Core Equity Managed Volatility Fund

Statement of Net Assets (continued)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund–6

LVIP Select Core Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from investment companies	$5,098,836

EXPENSES:
Management fees	3,151,115
Distribution fees-Service Class	1,574,165
Accounting and administration expenses	134,859
Reports and statements to shareholders	55,721
Professional fees	29,973
Trustees’ fees and expenses	11,902
Custodian fees	6,667
Consulting fees	4,005
Pricing fees	263
Other	3,564

4,972,234
Less management fees waived	(2,834,413)
Less expenses reimbursed	(113,497)

Total operating expenses	2,024,324

NET INVESTMENT INCOME	3,074,512

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	41,082,069
Sale of investments in investment companies	(40,062,436)
Foreign currencies	61,042
Futures contracts	(11,229,177)

Net realized loss	(10,148,502)

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	34,471,494
Foreign currencies	(28)
Futures contracts	1,151,064

Net change in unrealized appreciation (depreciation)	35,622,530

NET REALIZED AND UNREALIZED GAIN	25,474,028

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,548,540

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,074,512	$2,612,094
Net realized gain (loss)	(10,148,502)	4,400,753
Net change in unrealized appreciation (depreciation)	35,622,530	(30,244,867)

Net increase (decrease) in net assets resulting from operations	28,548,540	(23,232,020)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,275)	(10,512)
Service Class	(3,425,776)	(5,854,824)

	(3,428,051)	(5,865,336)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	176,681	458,931
Service Class	52,561,579	206,292,296
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,275	10,512
Service Class	3,425,776	5,854,824

	56,166,311	212,616,563

Cost of shares redeemed:
Standard Class	(604,095)	(266,384)
Service Class	(73,865,272)	(30,017,728)

	(74,469,367)	(30,284,112)

Increase (decrease) in net assets derived from capital share transactions	(18,303,056)	182,332,451

NET INCREASE IN NET ASSETS .	6,817,433	153,235,095
NET ASSETS:
Beginning of year	444,274,907	291,039,812

End of year	$451,092,340	$444,274,907

Undistributed net investment income	$28,801	$45,575

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund–7

LVIP Select Core Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Select Core Equity Managed Volatility Fund Standard Class
	12/31/16[1]	Year Ended 12/31/15	12/31/14	5/1/13[2] to 12/31/13
Net asset value, beginning of period	$11.081	$11.839	$11.459	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.112	0.119	0.141	0.224
Net realized and unrealized gain (loss)	0.619	(0.688)	0.570	1.346
Total from investment operations	0.731	(0.569)	0.711	1.570

Less dividends and distributions from:
Net investment income	(0.128)	(0.189)	(0.331)	(0.111)
Total dividends and distributions	(0.128)	(0.189)	(0.331)	(0.111)

Net asset value, end of period	$11.684	$11.081	$11.839	$11.459

Total return[4]	6.59%	(4.81% )	6.18%	15.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$210	$626	$448	$229
Ratio of expenses to average net assets[5]	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.75%	0.77%	0.80%	1.24%
Ratio of net investment income to average net assets	1.03%	1.02%	1.20%	3.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.38%	0.35%	0.50%	1.95%
Portfolio turnover	44%	7%	6%	2%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund–8

LVIP Select Core Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Select Core Equity Managed Volatility Fund Service Class
	12/31/16[1]	Year Ended 12/31/15	12/31/14	5/1/13[2] to 12/31/13
Net asset value, beginning of period	$11.082	$11.838	$11.459	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.076	0.078	0.100	0.202
Net realized and unrealized gain (loss)	0.612	(0.686)	0.568	1.342

Total from investment operations	0.688	(0.608)	0.668	1.544

Less dividends and distributions from:
Net investment income	(0.089)	(0.148)	(0.289)	(0.085)

Total dividends and distributions	(0.089)	(0.148)	(0.289)	(0.085)

Net asset value, end of period	$11.681	$11.082	$11.838	$11.459

Total return[4]	6.22%	(5.15% )	5.81%	15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$450,882	$443,649	$290,592	$101,106
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.10%	1.12%	1.15%	1.59%
Ratio of net investment income to average net assets	0.68%	0.67%	0.85%	2.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.03%	0.00%	0.15%	1.60%
Portfolio turnover	44%	7%	6%	2%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund–9

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Select Core Equity Managed Volatility Fund (formerly LVIP VIP Contrafund® Managed Volatility Portfolio) (“the Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold is recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax return through the year ended December 31, 2016 and for the open tax years (years ended December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP Select Core Equity Managed Volatility Fund–10

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2016, the waiver amount is 0.62% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, the waiver amount was 0.65% of the Fund’s average daily net assets.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the average daily net assets for the Standard class and 0.45% for the Service class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$25,994
Legal	5,802

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $29,244 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and Statements to Shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $42,961 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$12,406
Management fees payable to LIAC	30,948
Distribution fees payable to LFD	135,333

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Select Core Equity Managed Volatility Fund–11

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$197,286,693
Sales	185,197,134

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$443,681,014

Aggregate unrealized appreciation	$6,657,179
Aggregate unrealized depreciation	(44,166)

Net unrealized appreciation	$6,613,013

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Investment Companies	$450,294,027

Futures Contracts	$(78,956)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$3,428,051	$5,865,336

LVIP Select Core Equity Managed Volatility Fund–12

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$443,868,872
Undistributed ordinary income	28,801
Undistributed long-term capital gains	558,852
Net unrealized appreciation	6,635,815

Net assets	$451,092,340

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$336,765	$(336,765)

The Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During the year ended December 31, 2016, the Fund utilized $6,760,741 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	16,613	41,089
Service Class	4,869,418	17,541,466
Shares issued upon reinvestment of dividends and distributions:
Standard Class	194	943
Service Class	292,263	525,333

	5,178,488	18,108,831

Shares redeemed:
Standard Class	(55,273)	(23,449)
Service Class	(6,597,740)	(2,579,797)

	(6,653,013)	(2,603,246)

Net increase (decrease)	(1,474,525)	15,505,585

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed.

LVIP Select Core Equity Managed Volatility Fund–13

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market condition; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(20,113)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	56,678	Receivables and other assets net of liabilities	(115,521)

Total		$56,678		$(135,634)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(232,328)	$1,209,907
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(10,996,849)	(58,843)

Total		$(11,229,177)	$1,151,064

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (Average notional value)	$25,028,221	$68,668,336

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP Select Core Equity Managed Volatility Fund–14

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Select Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Select Core Equity Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP Select Core Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Select Core Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Select Core Equity Managed Volatility Fund–16

LVIP Select Core Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP Select Core Equity Managed Volatility Fund–17

LVIP Select Core Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Valuation-Sensitive Growth funds category and the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted that the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in May 2013, which provided a limited period of time to evaluate investment performance. The Board also considered LIAC’s comments that underperformance was primarily attributable to a combination of stock selection in the Equity Sleeve and the negative contribution from the volatility management overlay. The Board also considered that the Fund had been restructured in February 2016 to add a fund in the equity sleeve for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was within range of the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Select Core Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Select Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Select Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Select Core Equity Managed Volatility Fund–21

LVIP SSGA Index Allocation Funds

LVIP SSGA Conservative Index Allocation Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP SSGA Structured Allocation Funds

LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Moderate Structured Allocation Fund

LVIP SSGA Moderately Aggressive Structured Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2016

LVIP SSGA Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Index Allocation Funds

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

The LVIP SSGA Conservative Index Allocation Fund returned 5.01% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Conservative Index Allocation Composite1, returned 5.47%; and its broad-based benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index2 returned 2.65%.

The LVIP SSGA Moderate Index Allocation Fund returned 6.65% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Moderate Index Allocation Composite3, returned 7.09%; and its broad-based benchmark, the S&P 500® Index4 returned 11.96%.

The LVIP SSGA Moderately Aggressive Index Allocation Fund returned 7.37% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark the Moderately Aggressive Index Allocation Composite5, returned 7.85%; and its broad-based benchmark, the S&P 500® Index returned 11.96%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe there will be interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The performance of the LVIP SSGA Index Allocation Funds for 2016 was mainly driven by the Funds’ asset allocation and the underlying index fund implementations. The Funds solely utilize passive investment options within the Funds asset allocation implementation. The performance results were in line with their respective benchmarks for U.S. equity, non-U.S. equity and fixed income asset classes. From an absolute return standpoint, the U.S. equity allocations posted the largest returns, outperforming non-U.S. equity markets and fixed income.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amritansh Tewary
Alex Zeng

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–1

LVIP SSGA Index Allocation Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP SSGA Conservative Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,713 for the Standard Class shares and to $13,496 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite did from 8/2/10 through 12/31/16. The same $10,000 investment would have increased to $14,250. For additional comparison, the Bloomberg Barclays Capital U.S. Aggregate Bond Index would have increased to $12,053. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 5.01%
Five Years	+ 4.88%
Inception (8/2/10)	+ 5.04%

Service Class Shares
One Year	+ 4.74%
Five Years	+ 4.62%
Inception (8/2/10)	+ 4.78%

LVIP SSGA Moderate Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,762 for the Standard Class shares and to $14,528 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite did from 8/2/10 through 12/31/16. The same $10,000 investment would have increased to $15,436. For additional comparison, the S&P 500® Index would have increased to $22,809. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 6.65%
Five Years	+ 6.63%
Inception (8/2/10)	+ 6.25%

Service Class Shares
One Year	+ 6.37%
Five Years	+ 6.36%
Inception (8/2/10)	+ 5.99%

LVIP SSGA Allocation Funds–2

LVIP SSGA Index Allocation Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP SSGA Moderately Aggressive Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,021 for the Standard Class shares and to $14,784 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite did from 8/2/10 through 12/31/16. The same $10,000 investment would have increased to $15,735. For additional comparison, the S&P 500® Index would have increased to $22,809. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 7.37%
Five Years	+ 7.23%
Inception (8/2/10)	+ 6.54%

Service Class Shares
One Year	+ 7.11%
Five Years	+ 6.96%
Inception (8/2/10)	+ 6.28%

1.

The Conservative Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays Capital U.S. Aggregate Bond Index and 10% Bloomberg Barclays Capital U.S. TIPS Index.

2.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index and 10% Bloomberg Barclays Capital U.S. TIPS Index.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

5.

The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Index Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays Capital U.S. Aggregate Bond Index and 5% Bloomberg Barclays Capital U.S. TIPS Index.

LVIP SSGA Allocation Funds–3

LVIP SSGA Structured Allocation Funds

2016 Annual Report Commentary (unaudited) (continued)

Advised by: Lincoln Investments Advisors Corporation

The LVIP SSGA Conservative Structured Allocation Fund returned 6.84% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Conservative Structured Allocation Composite1, returned 5.47%; and its broad-based benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index2 returned 2.65%.

The LVIP SSGA Moderate Structured Allocation Fund returned 9.27% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Moderate Structured Allocation Composite3, returned 7.09%; and its broad-based benchmark, the S&P 500® Index4 returned 11.96%.

The LVIP SSGA Moderately Aggressive Structured Allocation Fund returned 10.48% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Moderately Aggressive Structured Allocation Composite5, returned 7.85%; and its broad-based benchmark, the S&P 500® Index returned 11.96%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe there will be interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The performance of the LVIP SSGA Structured Funds and their underlying sleeves were impacted by market conditions and style factors during 2016. The Funds primarily invest in structured index funds, which maintained a value bias in 2016. Allocations to the structured index funds were positive contributors to the Funds returns, as value outperformed growth during the year. Conversely, allocations that favored a growth or core style bias generally detracted from the Funds relative performance. The fixed income allocations within the LVIP SSGA Structured Allocation Funds delivered varied returns in 2016. The Funds exposure to the SPDR® Bloomberg Barclays TIPS ETF was positive in the fourth quarter of 2016 following the presidential election, as interest rates rose and inflation expectation picked up.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amritansh Tewary
Alex Zeng

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–4

LVIP SSGA Structured Allocation Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP SSGA Conservative Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,823 for the Standard Class shares and to $13,604 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite did from 8/2/10 through 12/31/16. The same $10,000 investment would have increased to $14,246. For additional comparison, the Barclays Capital U.S. Aggregate Bond Index would have increased to $12,053. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 6.84%
Five Years	+ 5.12%
Inception (8/2/10)	+ 5.17%

Service Class Shares
One Year	+ 6.57%
Five Years	+ 4.86%
Inception (8/2/10)	+ 4.91%

LVIP SSGA Moderate Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,929 for the Standard Class shares and to $14,694 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite did from 8/2/10 through 12/31/16. The same $10,000 investment would have increased to $15,436. For additional comparison, the S&P 500® Index would have increased to $22,809. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 9.27%
Five Years	+ 6.95%
Inception (8/2/10)	+ 6.44%

Service Class Shares
One Year	+ 9.01%
Five Years	+ 6.69%
Inception (8/2/10)	+ 6.18%

LVIP SSGA Allocation Funds–5

LVIP SSGA Structured Allocation Funds

2016 Annual Report Commentary (unaudited) (continued)

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,471 for the Standard Class shares and to $15,225 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite did from 8/2/10 through 12/31/16. The same $10,000 investment would have increased to $15,735. For additional comparison, the S&P 500® Index would have increased to $22,809. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 10.48%
Five Years	+ 7.56%
Inception (8/2/10)	+ 7.03%

Service Class Shares
One Year	+ 10.20%
Five Years	+ 7.30%
Inception (8/2/10)	+ 6.76%
1.

The Conservative Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays Capital U.S. Aggregate Bond Index and 10% Bloomberg Barclays Capital U.S. TIPS Index.

2.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index and 10% Bloomberg Barclays Capital U.S. TIPS Index.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

5.

The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Structured Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays Capital U.S. Aggregate Bond Index and 5% Bloomberg Barclays Capital U.S. TIPS Index.

LVIP SSGA Allocation Funds–6

LVIP SSGA Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers and reimbursements in effect.

LVIP SSGA Conservative Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,010.70	0.20%	$1.01
Service Class Shares	1,000.00	1,009.50	0.45%	2.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

LVIP SSGA Moderate Index Allocation Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,032.20	0.19%	$0.97
Service Class Shares	1,000.00	1,030.90	0.44%	2.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.18	0.19%	$0.97
Service Class Shares	1,000.00	1,022.92	0.44%	2.24

LVIP SSGA Moderately Aggressive Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,041.20	0.19%	$0.97
Service Class Shares	1,000.00	1,040.00	0.44%	2.26
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.18	0.19%	$0.97
Service Class Shares	1,000.00	1,022.92	0.44%	2.24

LVIP SSGA Allocation Funds–7

LVIP SSGA Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP SSGA Conservative Structured

Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,027.50	0.20%	$1.02
Service Class Shares	1,000.00	1,026.30	0.45%	2.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

LVIP SSGA Moderate Structured

Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,056.30	0.18%	$0.93
Service Class Shares	1,000.00	1,055.00	0.43%	2.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.23	0.18%	$0.92
Service Class Shares	1,000.00	1,022.97	0.43%	2.19

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,070.50	0.18%	$0.94
Service Class Shares	1,000.00	1,069.00	0.43%	2.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.23	0.18%	$0.92
Service Class Shares	1,000.00	1,022.97	0.43%	2.19

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Allocation Funds–8

LVIP SSGA Index Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2016

LVIP SSGA Conservative Index Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	86.19%

Equity Funds	22.04%
Fixed Income Fund	50.12%
International Equity Fund	14.03%
Unaffiliated Investments	13.85%

Fixed Income Fund	9.98%
International Equity Fund	3.87%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

LVIP SSGA Moderate Index Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	84.22%

Equity Funds	34.07%
Fixed Income Fund	30.09%
International Equity Fund	20.06%
Unaffiliated Investments	15.96%

Fixed Income Fund	9.99%
International Equity Fund	5.82%
Money Market Fund	0.15%
Total Value of Securities	100.18%
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

LVIP SSGA Moderately Aggressive Index Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	85.29%

Equity Funds	38.11%
Fixed Income Fund	25.10%
International Equity Fund	22.08%
Unaffiliated Investments	14.77%

Fixed Income Fund	5.00%
International Equity Fund	9.72%
Money Market Fund	0.05%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–9

LVIP SSGA Structured Allocation Funds

Security Type/Sector Allocations (unaudited) (continued)

As of December 31, 2016

LVIP SSGA Conservative Structured

Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	90.05%

Equity Funds	21.97%
Fixed Income Fund	50.22%
International Equity Funds	17.86%
Unaffiliated Investment	10.01%

Fixed Income Fund	10.01%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%

LVIP SSGA Moderate Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	100.08%

Equity Funds	34.01%
Fixed Income Funds	40.22%
International Equity Funds	25.85%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	95.03%

Equity Funds	38.05%
Fixed Income Fund	25.18%
International Equity Funds	31.80%
Unaffiliated Investment	5.02%
Fixed Income Fund	5.02%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–10

LVIP SSGA Conservative Index Allocation Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–86.19%
Equity Funds–22.04%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Mid-Cap Index Fund	249,179	$2,862,567
LVIP SSGA S&P 500 Index Fund	1,051,128	16,357,653
LVIP SSGA Small-Cap Index Fund	66,766	1,919,723

		21,139,943

Fixed Income Fund–50.12%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Bond Index Fund	4,308,057	48,060,685

		48,060,685

International Equity Fund–14.03%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA International Index Fund	1,650,944	13,455,191

		13,455,191

Total Affiliated Investments (Cost $74,809,310)		82,655,819

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENTS–13.85%
Fixed Income Fund–9.98%
SPDR® Bloomberg Barclays TIPS ETF
	170,219	$9,564,810

		9,564,810

International Equity Fund–3.87%
iShares Core MSCI Emerging Markets ETF	87,430	3,711,403

		3,711,403

Total Unaffiliated Investments (Cost $13,320,418)		13,276,213

TOTAL VALUE OF SECURITIES–100.04% (Cost $88,129,728)	95,932,032
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(36,749)

NET ASSETS APPLICABLE TO 7,915,347 SHARES OUTSTANDING–100.00%	$95,895,283

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–11

LVIP SSGA Moderate Index Allocation Fund

Schedule of Investments

December 31, 2016

Number of		Value
Shares		(U.S. $)

AFFILIATED INVESTMENTS–84.22%
Equity Funds–34.07%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Mid-Cap Index Fund	1,574,829	$18,091,635
LVIP SSGA S&P 500 Index Fund	4,689,497	72,977,948
LVIP SSGA Small-Cap Index Fund	421,859	12,129,725

		103,199,308

Fixed Income Fund–30.09%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Bond Index Fund	8,172,383	91,171,109

		91,171,109

International Equity Fund–20.06%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA International Index Fund	7,455,704	60,763,987

		60,763,987

Total Affiliated Investments (Cost $222,875,701)		255,134,404

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENTS–15.96%
Fixed Income Fund–9.99%
SPDR® Bloomberg Barclays TIPS ETF	538,721	$30,271,379

		30,271,379

International Equity Fund–5.82%
iShares Core MSCI Emerging Markets ETF	415,417	17,634,452

		17,634,452

Money Market Fund–0.15%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	454,276	454,276

		454,276

Total Unaffiliated Investments (Cost $49,939,868)		48,360,107

TOTAL VALUE OF SECURITIES–100.18% (Cost $272,815,569)	303,494,511
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.18%)	(547,278)

NET ASSETS APPLICABLE TO 23,095,985 SHARES OUTSTANDING–100.00%	$302,947,233

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–12

LVIP SSGA Moderately Aggressive Index Allocation Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–85.29%
Equity Funds–38.11%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Mid-Cap Index Fund	1,664,549	$19,122,340
LVIP SSGA S&P 500 Index Fund	4,602,870	71,629,869
LVIP SSGA Small-Cap Index Fund	477,746	13,736,630

		104,488,839

Fixed Income Fund–25.10%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Bond Index Fund	6,169,720	68,829,391

		68,829,391

International Equity Fund–22.08%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA International Index Fund	7,430,471	60,558,339

		60,558,339

Total Affiliated Investments (Cost $200,431,591)		233,876,569

	Number of	Value
	Shares	(U.S. $)
UNAFFILIATED INVESTMENTS–14.77%
Fixed Income Fund–5.00%
SPDR® Bloomberg Barclays TIPS ETF	244,160	$13,719,643

		13,719,643

International Equity Fund–9.72%
iShares Core MSCI Emerging Markets ETF	627,434	26,634,573

		26,634,573

Money Market Fund–0.05%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	139,019	139,019

		139,019

Total Unaffiliated Investments (Cost $42,880,039)		40,493,235

TOTAL VALUE OF SECURITIES–100.06% (Cost $243,311,630)	274,369,804
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(173,872)

NET ASSETS APPLICABLE TO 20,619,616 SHARES OUTSTANDING–100.00%	$274,195,932

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–13

LVIP SSGA Conservative Structured Allocation Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–90.05%
Equity Funds–21.97%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	1,197,258	$16,505,395
LVIP SSGA Mid-Cap Index Fund	361,977	4,158,396
LVIP SSGA S&P 500 Index Fund	1,078,059	16,776,756
LVIP SSGA Small-Cap Index Fund	145,466	4,182,592
LVIP SSGA Small-Mid Cap 200 Fund	297,061	4,207,280

		45,830,419

Fixed Income Fund–50.22%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Bond Index Fund	9,390,943	104,765,363

		104,765,363

International Equity Funds–17.86%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Developed International 150 Fund	1,816,868	14,396,865
LVIP SSGA Emerging Markets 100 Fund	995,153	8,192,095
LVIP SSGA International Index Fund	1,799,353	14,664,725

		37,253,685

Total Affiliated Investments (Cost $172,623,682)		187,849,467

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT–10.01%
Fixed Income Fund–10.01%
SPDR® Bloomberg Barclays TIPS ETF	371,702	$20,886,382

Total Unaffiliated Investment (Cost $20,491,029)		20,886,382

TOTAL VALUE OF SECURITIES–100.06% (Cost $193,114,711)	208,735,849
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(119,995)

NET ASSETS APPLICABLE TO 18,160,947 SHARES OUTSTANDING–100.00%	$208,615,854

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–14

LVIP SSGA Moderate Structured Allocation Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–100.08%
Equity Funds–34.01%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	7,653,027	$105,504,634
LVIP SSGA Mid-Cap Index Fund	3,084,411	35,433,718
LVIP SSGA S&P 500 Index Fund	6,890,096	107,223,672
LVIP SSGA Small-Cap Index Fund	929,460	26,724,774
LVIP SSGA Small-Mid Cap 200 Fund .	1,897,838	26,879,076

		301,765,874

Fixed Income Funds–40.22%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Bond Index Fund	24,013,765	267,897,559
SPDR® Bloomberg Barclays TIPS ETF	1,582,245	88,908,245

		356,805,804

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS (continued)
International Equity Funds–25.85%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Developed International 150 Fund	11,062,677	$87,660,654
LVIP SSGA Emerging Markets 100 Fund	6,362,211	52,373,720
LVIP SSGA International Index Fund	10,954,897	89,282,408

		229,316,782

Total Affiliated Investments (Cost $807,469,328)		887,888,460

TOTAL VALUE OF SECURITIES–100.08% (Cost $807,469,328)	887,888,460
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(666,801)

NET ASSETS APPLICABLE TO 72,249,216 SHARES OUTSTANDING–100.00%	$887,221,659

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–15

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–95.03%
Equity Funds–38.05%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	4,627,574	$63,795,738
LVIP SSGA Mid-Cap Index Fund	1,721,454	19,776,060
LVIP SSGA S&P 500 Index Fund	4,166,257	64,835,298
LVIP SSGA Small-Cap Index Fund	691,634	19,886,545
LVIP SSGA Small-Mid Cap 200 Fund	1,412,198	20,000,956

		188,294,597

Fixed Income Fund–25.18%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Bond Index Fund	11,169,502	124,606,961

		124,606,961

International Equity Funds–31.80%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Developed International 150 Fund	6,792,252	53,821,806
LVIP SSGA Emerging Markets 100 Fund	5,917,991	48,716,900
LVIP SSGA International Index Fund	6,726,130	54,817,956

		157,356,662

Total Affiliated Investments (Cost $418,745,820)		470,258,220

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT–5.02%
Fixed Income Fund–5.02%
SPDR® Bloomberg Barclays TIPS ETF	441,752	$24,822,575

Total Unaffiliated Investment (Cost $24,481,393)		24,822,575

TOTAL VALUE OF SECURITIES–100.05% (Cost $443,227,213)	495,080,795
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(243,327)

NET ASSETS APPLICABLE TO 39,394,908 SHARES OUTSTANDING–100.00%	$494,837,468

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–16

LVIP SSGA Allocation Funds

Statements of Assets and Liabilities

December 31, 2016

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
ASSETS:
Affiliated investments, at value	$82,655,819	$255,134,404	$233,876,569	$187,849,467	$887,888,460	$470,258,220
Unaffiliated investments, at value	13,276,213	48,360,107	40,493,235	20,886,382	—	24,822,575

Total investments, at value	95,932,032	303,494,511	274,369,804	208,735,849	887,888,460	495,080,795
Receivable for fund shares sold	34,975	126,500	156,243	385	239	33,763
Dividends receivable from investments	12,854	40,678	18,478	28,350	119,754	33,470
Receivable for investments sold	4,981	38,988	—	173,847	184,325	47,015
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	2,618	—	—	—	—	—
Cash	—	13	35	—	—	—

TOTAL ASSETS	95,987,460	303,700,690	274,544,560	208,938,431	888,192,778	495,195,043

LIABILITIES:
Payable for fund shares redeemed	37,153	152,419	114,762	57,512	472,688	129,760
Due to manager and affiliates	28,423	84,977	72,108	68,335	285,557	155,610
Accrued expenses payable	21,552	22,992	22,767	22,900	28,522	25,139
Cash due to custodian	5,007	—	—	173,830	184,352	47,066
Payable for investments purchased	42	493,069	138,991	—	—	—

TOTAL LIABILITIES	92,177	753,457	348,628	322,577	971,119	357,575

TOTAL NET ASSETS	$95,895,283	$302,947,233	$274,195,932	$208,615,854	$887,221,659	$494,837,468

Affiliated investments, at cost	$74,809,310	$222,875,701	$200,431,591	$172,623,682	$807,469,328	$418,745,820
Unaffiliated investments, at cost	13,320,418	49,939,868	42,880,039	20,491,029	—	24,481,393

Total investments, at cost	$88,129,728	$272,815,569	$243,311,630	$193,114,711	$807,469,328	$443,227,213

Standard Class:
Net Assets	$20,170,100	$81,080,511	$97,140,055	$13,873,230	$70,034,996	$56,314,408
Shares Outstanding	1,664,661	6,180,274	7,297,696	1,207,522	5,700,880	4,481,214
Net Asset Value Per Share	$12.117	$13.119	$13.311	$11.489	$12.285	$12.567

Service Class:
Net Assets	$75,725,183	$221,866,722	$177,055,877	$194,742,624	$817,186,663	$438,523,060
Shares Outstanding	6,250,686	16,915,711	13,321,920	16,953,425	66,548,336	34,913,694
Net Asset Value Per Share	$12.115	$13.116	$13.291	$11.487	$12.280	$12.560

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$89,910,693	$275,595,425	$246,617,313	$197,245,327	$815,396,016	$454,370,504
Undistributed net investment income	—	41,163	—	—	—	—
Accumulated net realized loss on investments	(1,817,714)	(3,368,297)	(3,479,555)	(4,250,611)	(8,593,489)	(11,386,618)
Net unrealized appreciation of investments	7,802,304	30,678,942	31,058,174	15,621,138	80,419,132	51,853,582

TOTAL NET ASSETS	$95,895,283	$302,947,233	$274,195,932	$208,615,854	$887,221,659	$494,837,468

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–17

LVIP SSGA Allocation Funds

Statements of Operations

Year Ended December 31, 2016

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliatedinvestments	$1,931,378	$5,690,657	$5,229,203	$4,562,457	$20,930,092	$11,403,209
Dividends from unaffiliated investments	260,921	910,485	835,304	379,353	785	431,530

	2,192,299	6,601,142	6,064,507	4,941,810	20,930,877	11,834,739

EXPENSES:
Management fees	235,126	690,924	631,142	508,976	2,162,008	1,169,582
Distribution expenses-Service Class	191,729	533,673	429,127	480,822	2,012,121	1,054,042
Accounting and administration expenses	37,853	52,617	50,758	46,926	101,743	68,677
Professional fees	22,161	26,506	25,490	24,428	38,601	29,942
Reports and statements to shareholders	6,580	12,266	10,824	10,152	53,524	18,250
Custodian fees	2,802	4,734	4,544	5,317	13,856	8,881
Trustees’ fees and expenses	2,502	7,162	6,542	5,376	22,851	12,309
Consulting fees	1,770	1,894	1,878	1,819	2,191	1,986
Pricing fees	16	36	33	26	87	52
Other	479	1,419	1,338	1,388	6,782	3,208

	501,018	1,331,231	1,161,676	1,085,230	4,413,764	2,366,929
Less management fees waived	(94,050)	(276,369)	(252,457)	(203,590)	(864,803)	(467,833)
Less expenses reimbursed	(27,138)	—	—	—	—	—

Total operating expenses	379,830	1,054,862	909,219	881,640	3,548,961	1,899,096

NET INVESTMENT INCOME	1,812,469	5,546,280	5,155,288	4,060,170	17,381,916	9,935,643

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	272,239	1,211,602	1,235,651	2,587,395	16,030,417	9,684,169
Sale of affiliated investments	(154,215)	(592,332)	(591,472)	(794,868)	(2,862,333)	(3,550,801)
Sale of unaffiliated investments	(214,574)	(583,211)	(730,417)	(64,609)	—	(87,908)

Net realized gain (loss)	(96,550)	36,059	(86,238)	1,727,918	13,168,084	6,045,460

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	2,124,276	9,204,559	9,788,868	6,496,316	44,506,314	29,167,351
Unaffiliated investments	769,154	2,428,390	2,900,626	575,025	—	716,552

Net change in unrealized appreciation (depreciation)	2,893,430	11,632,949	12,689,494	7,071,341	44,506,314	29,883,903

NET REALIZED AND UNREALIZED GAIN	2,796,880	11,669,008	12,603,256	8,799,259	57,674,398	35,929,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,609,349	$17,215,288	$17,758,544	$12,859,429	$75,056,314	$45,865,006

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–18

LVIP SSGA Allocation Funds

Statements of Changes in Net Assets

	LVIP SSGA		LVIP SSGA		LVIP SSGA Moderately
	Conservative Index		Moderate Index		Aggressive Index
	Allocation Fund		Allocation Fund		Allocation Fund
	Year Ended		Year Ended		Year Ended

	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,812,469	$1,426,251	$5,546,280	$4,107,820	$5,155,288	$3,937,995
Net realized gain (loss)	(96,550)	504,508	36,059	2,750,706	(86,238)	3,044,486
Net change in unrealized appreciation (depreciation)	2,893,430	(2,961,143)	11,632,949	(11,547,413)	12,689,494	(12,566,844)

Net increase (decrease) in net assets resulting from operations	4,609,349	(1,030,384)	17,215,288	(4,688,887)	17,758,544	(5,584,363)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(427,317)	(281,441)	(1,644,457)	(941,845)	(2,018,785)	(1,265,651)
Service Class	(1,419,848)	(1,255,912)	(3,981,407)	(3,263,775)	(3,275,794)	(2,796,163)
Net realized gain:
Standard Class	(142,582)	(20,911)	(788,337)	(96,106)	(1,162,670)	(123,198)
Service Class	(572,904)	(103,714)	(2,537,160)	(419,477)	(2,374,310)	(343,335)

	(2,562,651)	(1,661,978)	(8,951,361)	(4,721,203)	(8,831,559)	(4,528,347)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,105,831	4,037,996	29,853,228	27,676,289	28,585,645	29,431,927
Service Class	22,350,409	22,564,819	35,276,634	34,961,273	21,448,194	29,034,847
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	569,899	302,352	2,432,794	1,037,951	3,181,455	1,388,849
Service Class	1,992,752	1,359,626	6,518,567	3,683,252	5,650,104	3,139,498

	32,018,891	28,264,793	74,081,223	67,358,765	58,865,398	62,995,121

Cost of shares redeemed:
Standard Class	(1,411,387)	(1,801,710)	(4,656,637)	(6,653,806)	(4,004,243)	(3,642,983)
Service Class	(20,008,638)	(18,044,377)	(34,130,536)	(30,340,560)	(25,146,351)	(32,640,738)

	(21,420,025)	(19,846,087)	(38,787,173)	(36,994,366)	(29,150,594)	(36,283,721)

Increase in net assets derived from capital share transactions	10,598,866	8,418,706	35,294,050	30,364,399	29,714,804	26,711,400

NET INCREASE IN NET ASSETS	12,645,564	5,726,344	43,557,977	20,954,309	38,641,789	16,598,690
NET ASSETS:
Beginning of year	83,249,719	77,523,375	259,389,256	238,434,947	235,554,143	218,955,453

End of year	$95,895,283	$83,249,719	$302,947,233	$259,389,256	$274,195,932	$235,554,143

Undistributed net investment income	$—	$9,570	$41,163	$29,515	$—	$11,991

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–19

LVIP SSGA Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP SSGA		LVIP SSGA		LVIP SSGA Moderately
	Conservative Structured		Moderate Structured		Aggressive Structured
	Allocation Fund		Allocation Fund		Allocation Fund
	Year Ended		Year Ended		Year Ended

	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,060,170	$3,776,774	$17,381,916	$16,665,249	$9,935,643	$9,960,112
Net realized gain	1,727,918	5,200,096	13,168,084	31,702,681	6,045,460	17,985,351
Net change in unrealized appreciation (depreciation)	7,071,341	(13,034,605)	44,506,314	(73,497,372)	29,883,903	(45,628,583)

Net increase (decrease) in net assets resulting from operations	12,859,429	(4,057,735)	75,056,314	(25,129,442)	45,865,006	(17,683,120)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(312,253)	(243,877)	(1,594,105)	(1,529,134)	(1,309,673)	(1,209,215)
Service Class	(3,918,039)	(4,520,781)	(16,689,435)	(21,663,265)	(9,180,904)	(12,698,301)
Net realized gain:
Standard Class	(288,185)	(56,041)	(1,928,492)	(357,108)	(1,609,809)	(154,273)
Service Class	(4,643,580)	(1,359,057)	(24,567,048)	(5,834,799)	(13,855,741)	(1,964,478)

	(9,162,057)	(6,179,756)	(44,779,080)	(29,384,306)	(25,956,127)	(16,026,267)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,601,266	3,145,749	18,867,416	18,110,051	18,972,084	14,972,616
Service Class	30,812,022	32,575,664	56,821,753	67,913,006	37,847,326	43,634,697
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	600,438	299,918	3,522,597	1,886,242	2,919,482	1,363,488
Service Class	8,561,619	5,879,838	41,256,483	27,498,064	23,036,645	14,662,779

	45,575,345	41,901,169	120,468,249	115,407,363	82,775,537	74,633,580

Cost of shares redeemed:
Standard Class	(1,550,784)	(1,941,762)	(6,233,054)	(4,218,298)	(4,985,645)	(4,289,888)
Service Class	(34,275,735)	(44,828,388)	(114,639,577)	(125,883,285)	(65,372,637)	(53,458,336)

	(35,826,519)	(46,770,150)	(120,872,631)	(130,101,583)	(70,358,282)	(57,748,224)

Increase (decrease) in net assets derived from capital share transactions	9,748,826	(4,868,981)	(404,382)	(14,694,220)	12,417,255	16,885,356

NET INCREASE (DECREASE) IN NET ASSETS	13,446,198	(15,106,472)	29,872,852	(69,207,968)	32,326,134	(16,824,031)
NET ASSETS:
Beginning of year	195,169,656	210,276,128	857,348,807	926,556,775	462,511,334	479,335,365

End of year	$208,615,854	$195,169,656	$887,221,659	$857,348,807	$494,837,468	$462,511,334

Undistributed net investment income.	$—	$21,432	$—	$98,099	$—	$25,744

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–20

LVIP SSGA Conservative Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Conservative Index Allocation Fund Standard Class Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.876	$12.260	$11.996	$11.404	$10.751

Income (loss) from investment operations:
Net investment income[1]	0.261	0.244	0.225	0.188	0.244
Net realized and unrealized gain (loss)	0.333	(0.359)	0.342	0.587	0.730

Total from investment operations	0.594	(0.115)	0.567	0.775	0.974

Less dividends and distributions from:
Net investment income	(0.262)	(0.250)	(0.223)	(0.183)	(0.317)
Net realized gain	(0.091)	(0.019)	(0.080)	—	(0.004)

Total dividends and distributions	(0.353)	(0.269)	(0.303)	(0.183)	(0.321)

Net asset value, end of period	$12.117	$11.876	$12.260	$11.996	$11.404

Total return[2]	5.01%	(0.94% )	4.73%	6.80%	9.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,170	$13,664	$11,603	$7,043	$1,649
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.33%	0.33%	0.34%	0.38%	0.43%
Ratio of net investment income to average net assets	2.13%	1.97%	1.82%	1.59%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.00%	1.84%	1.68%	1.41%	1.92%
Portfolio turnover	18%	22%	16%	39%	25%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–21

LVIP SSGA Conservative Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Conservative Index Allocation Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.875	$12.258	$11.995	$11.404	$10.754

Income (loss) from investment operations:
Net investment income[1]	0.229	0.213	0.194	0.157	0.215
Net realized and unrealized gain (loss)	0.334	(0.358)	0.341	0.588	0.730

Total from investment operations	0.563	(0.145)	0.535	0.745	0.945

Less dividends and distributions from:
Net investment income	(0.232)	(0.219)	(0.192)	(0.154)	(0.291)
Net realized gain	(0.091)	(0.019)	(0.080)	—	(0.004)

Total dividends and distributions	(0.323)	(0.238)	(0.272)	(0.154)	(0.295)

Net asset value, end of period	$12.115	$11.875	$12.258	$11.995	$11.404

Total return[2]	4.74%	(1.19% )	4.46%	6.53%	8.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,725	$69,586	$65,920	$61,760	$59,305
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.58%	0.58%	0.59%	0.63%	0.68%
Ratio of net investment income to average net assets	1.88%	1.72%	1.57%	1.34%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.59%	1.43%	1.16%	1.67%
Portfolio turnover	18%	22%	16%	39%	25%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–22

LVIP SSGA Moderate Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderate Index Allocation Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$12.703	$13.159	$12.905	$11.638	$10.664

Income (loss) from investment operations:
Net investment income[1]	0.287	0.246	0.251	0.190	0.215
Net realized and unrealized gain (loss)	0.556	(0.440)	0.319	1.260	1.029

Total from investment operations	0.843	(0.194)	0.570	1.450	1.244

Less dividends and distributions from:
Net investment income	(0.273)	(0.236)	(0.272)	(0.183)	(0.264)
Net realized gain	(0.154)	(0.026)	(0.044)	—	(0.006)

Total dividends and distributions	(0.427)	(0.262)	(0.316)	(0.183)	(0.270)

Net asset value, end of period	$13.119	$12.703	$13.159	$12.905	$11.638

Total return[2]	6.65%	(1.48% )	4.41%	12.47%	11.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81,080	$51,915	$32,003	$11,835	$2,641
Ratio of expenses to average net assets[3]	0.19%	0.19%	0.19%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.29%	0.29%	0.31%	0.34%
Ratio of net investment income to average net assets	2.20%	1.85%	1.88%	1.53%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	1.75%	1.78%	1.42%	1.75%
Portfolio turnover	10%	17%	9%	20%	21%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–23

LVIP SSGA Moderate Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderate Index Allocation Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$12.702	$13.156	$12.903	$11.638	$10.666

Income (loss) from investment operations:
Net investment income[1]	0.253	0.213	0.216	0.158	0.186
Net realized and unrealized gain (loss)	0.555	(0.438)	0.320	1.259	1.029

Total from investment operations	0.808	(0.225)	0.536	1.417	1.215

Less dividends and distributions from:
Net investment income	(0.240)	(0.203)	(0.239)	(0.152)	(0.237)
Net realized gain	(0.154)	(0.026)	(0.044)	—	(0.006)

Total dividends and distributions	(0.394)	(0.229)	(0.283)	(0.152)	(0.243)

Net asset value, end of period	$13.116	$12.702	$13.156	$12.903	$11.638

Total return[2]	6.37%	(1.71% )	4.15%	12.18%	11.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$221,867	$207,474	$206,432	$187,311	$145,027
Ratio of expenses to average net assets[3]	0.44%	0.44%	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.54%	0.54%	0.54%	0.56%	0.59%
Ratio of net investment income to average net assets	1.95%	1.60%	1.63%	1.28%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	1.50%	1.53%	1.17%	1.50%
Portfolio turnover	10%	17%	9%	20%	21%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–24

LVIP SSGA Moderately Aggressive Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$12.833	$13.380	$13.192	$11.654	$10.584

Income (loss) from investment operations:
Net investment income[1]	0.291	0.258	0.259	0.197	0.207
Net realized and unrealized gain (loss)	0.652	(0.529)	0.272	1.528	1.148

Total from investment operations	0.943	(0.271)	0.531	1.725	1.355

Less dividends and distributions from:
Net investment income	(0.283)	(0.250)	(0.291)	(0.187)	(0.276)
Net realized gain	(0.182)	(0.026)	(0.052)	—	(0.009)

Total dividends and distributions	(0.465)	(0.276)	(0.343)	(0.187)	(0.285)

Net asset value, end of period	$13.311	$12.833	$13.380	$13.192	$11.654

Total return[2]	7.37%	(2.04% )	4.01%	14.81%	12.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,140	$66,606	$42,380	$19,904	$5,463
Ratio of expenses to average net assets[3]	0.19%	0.19%	0.19%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.29%	0.29%	0.31%	0.34%
Ratio of net investment income to average net assets	2.21%	1.91%	1.91%	1.56%	1.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed.	2.11%	1.81%	1.81%	1.45%	1.69%
Portfolio turnover	10%	20%	12%	27%	23%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–25

LVIP SSGA Moderately Aggressive Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$12.815	$13.361	$13.174	$11.640	$10.558

Income (loss) from investment operations:
Net investment income[1]	0.257	0.224	0.224	0.163	0.178
Net realized and unrealized gain (loss)	0.652	(0.528)	0.272	1.527	1.144

Total from investment operations	0.909	(0.304)	0.496	1.690	1.322

Less dividends and distributions from:
Net investment income	(0.251)	(0.216)	(0.257)	(0.156)	(0.231)
Net realized gain	(0.182)	(0.026)	(0.052)	—	(0.009)

Total dividends and distributions	(0.433)	(0.242)	(0.309)	(0.156)	(0.240)

Net asset value, end of period	$13.291	$12.815	$13.361	$13.174	$11.640

Total return[2]	7.11%	(2.28% )	3.75%	14.52%	12.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$177,056	$168,948	$176,575	$169,949	$134,350
Ratio of expenses to average net assets[3]	0.44%	0.44%	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.54%	0.54%	0.54%	0.56%	0.59%
Ratio of net investment income to average net assets	1.96%	1.66%	1.66%	1.31%	1.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.56%	1.56%	1.20%	1.44%
Portfolio turnover	10%	20%	12%	27%	23%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–26

LVIP SSGA Conservative Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Conservative Structured Allocation Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.265	$11.877	$11.682	$11.138	$10.709

Income (loss) from investment operations:
Net investment income[1]	0.259	0.247	0.234	0.190	0.236
Net realized and unrealized gain (loss)	0.509	(0.468)	0.412	0.597	0.651

Total from investment operations	0.768	(0.221)	0.646	0.787	0.887

Less dividends and distributions from:
Net investment income	(0.265)	(0.310)	(0.296)	(0.239)	(0.436)
Net realized gain	(0.279)	(0.081)	(0.155)	(0.004)	(0.022)

Total dividends and distributions	(0.544)	(0.391)	(0.451)	(0.243)	(0.458)

Net asset value, end of period	$11.489	$11.265	$11.877	$11.682	$11.138

Total return[2]	6.84%	(1.86% )	5.54%	7.07%	8.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,873	$9,094	$8,095	$3,846	$524
Ratio of expenses to average net assets[3]	0.20%	0.19%	0.19%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.29%	0.29%	0.30%	0.31%
Ratio of net investment income to average net assets	2.23%	2.07%	1.93%	1.64%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.13%	1.97%	1.83%	1.54%	2.02%
Portfolio turnover	17%	22%	16%	15%	19%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–27

LVIP SSGA Conservative Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Conservative Structured Allocation Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.264	$11.875	$11.681	$11.138	$10.711

Income (loss) from investment operations:
Net investment income[1]	0.229	0.217	0.203	0.160	0.208
Net realized and unrealized gain (loss)	0.509	(0.466)	0.412	0.597	0.652

Total from investment operations	0.738	(0.249)	0.615	0.757	0.860

Less dividends and distributions from:
Net investment income	(0.236)	(0.281)	(0.266)	(0.210)	(0.411)
Net realized gain	(0.279)	(0.081)	(0.155)	(0.004)	(0.022)

Total dividends and distributions	(0.515)	(0.362)	(0.421)	(0.214)	(0.433)

Net asset value, end of period	$11.487	$11.264	$11.875	$11.681	$11.138

Total return[2]	6.57%	(2.10% )	5.27%	6.81%	8.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$194,743	$186,076	$202,181	$199,373	$208,671
Ratio of expenses to average net assets[3]	0.45%	0.44%	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.54%	0.54%	0.55%	0.56%
Ratio of net investment income to average net assets	1.98%	1.82%	1.68%	1.39%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.88%	1.72%	1.58%	1.29%	1.77%
Portfolio turnover	17%	22%	16%	15%	19%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–28

LVIP SSGA Moderate Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderate Structured Allocation Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.863	$12.650	$12.426	$11.276	$10.633

Income (loss) from investment operations:
Net investment income[1]	0.274	0.264	0.259	0.237	0.227
Net realized and unrealized gain (loss)	0.816	(0.603)	0.432	1.205	0.883

Total from investment operations	1.090	(0.339)	0.691	1.442	1.110

Less dividends and distributions from:
Net investment income	(0.286)	(0.360)	(0.352)	(0.283)	(0.437)
Net realized gain	(0.382)	(0.088)	(0.115)	(0.009)	(0.030)

Total dividends and distributions	(0.668)	(0.448)	(0.467)	(0.292)	(0.467)

Net asset value, end of period	$12.285	$11.863	$12.650	$12.426	$11.276

Total return[2]	9.27%	(2.69% )	5.56%	12.81%	10.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,035	$52,020	$39,714	$21,706	$5,172
Ratio of expenses to average net assets[3]	0.18%	0.17%	0.17%	0.18%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.28%	0.27%	0.27%	0.28%	0.29%
Ratio of net investment income to average net assets	2.24%	2.08%	2.02%	1.96%	2.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.14%	1.98%	1.92%	1.86%	1.94%
Portfolio turnover	12%	17%	10%	16%	12%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–29

LVIP SSGA Moderate Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderate Structured Allocation Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.859	$12.646	$12.423	$11.274	$10.607

Income (loss) from investment operations:
Net investment income[1]	0.242	0.232	0.226	0.205	0.198
Net realized and unrealized gain (loss)	0.817	(0.603)	0.432	1.206	0.882

Total from investment operations	1.059	(0.371)	0.658	1.411	1.080

Less dividends and distributions from:
Net investment income	(0.256)	(0.328)	(0.320)	(0.253)	(0.383)
Net realized gain	(0.382)	(0.088)	(0.115)	(0.009)	(0.030)

Total dividends and distributions	(0.638)	(0.416)	(0.435)	(0.262)	(0.413)

Net asset value, end of period	$12.280	$11.859	$12.646	$12.423	$11.274

Total return[2]	9.01%	(2.95% )	5.29%	12.53%	10.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$817,187	$805,329	$886,843	$922,379	$576,189
Ratio of expenses to average net assets[3]	0.43%	0.42%	0.42%	0.43%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.53%	0.52%	0.52%	0.53%	0.54%
Ratio of net investment income to average net assets	1.99%	1.83%	1.77%	1.72%	1.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.89%	1.73%	1.67%	1.62%	1.69%
Portfolio turnover	12%	17%	10%	16%	12%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–30

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$12.036	$12.945	$12.803	$11.407	$10.711

Income (loss) from investment operations:
Net investment income[1]	0.291	0.300	0.292	0.225	0.223
Net realized and unrealized gain (loss)	0.957	(0.749)	0.385	1.501	0.983

Total from investment operations	1.248	(0.449)	0.677	1.726	1.206

Less dividends and distributions from:
Net investment income	(0.300)	(0.403)	(0.385)	(0.301)	(0.474)
Net realized gain	(0.417)	(0.057)	(0.150)	(0.029)	(0.036)

Total dividends and distributions	(0.717)	(0.460)	(0.535)	(0.330)	(0.510)

Net asset value, end of period	$12.567	$12.036	$12.945	$12.803	$11.407

Total return[2]	10.48%	(3.48% )	5.28%	15.15%	11.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,314	$37,405	$28,117	$14,043	$4,150
Ratio of expenses to average net assets[3]	0.18%	0.18%	0.18%	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.28%	0.28%	0.28%	0.29%	0.29%
Ratio of net investment income to average net assets	2.35%	2.31%	2.21%	1.82%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.25%	2.21%	2.11%	1.72%	1.89%
Portfolio turnover	15%	15%	12%	15%	12%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–31

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$12.032	$12.940	$12.799	$11.404	$10.684

Income (loss) from investment operations:
Net investment income[1]	0.259	0.267	0.257	0.192	0.194
Net realized and unrealized gain (loss)	0.955	(0.748)	0.386	1.503	0.980

Total from investment operations	1.214	(0.481)	0.643	1.695	1.174

Less dividends and distributions from:
Net investment income	(0.269)	(0.370)	(0.352)	(0.271)	(0.418)
Net realized gain	(0.417)	(0.057)	(0.150)	(0.029)	(0.036)

Total dividends and distributions	(0.686)	(0.427)	(0.502)	(0.300)	(0.454)

Net asset value, end of period	$12.560	$12.032	$12.940	$12.799	$11.404

Total return[2]	10.20%	(3.72% )	5.02%	14.88%	11.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$438,523	$425,106	$451,218	$428,859	$377,863
Ratio of expenses to average net assets[3]	0.43%	0.43%	0.43%	0.44%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.53%	0.53%	0.53%	0.54%	0.54%
Ratio of net investment income to average net assets	2.10%	2.06%	1.96%	1.57%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.00%	1.96%	1.86%	1.47%	1.64%
Portfolio turnover	15%	15%	12%	15%	12%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–32

LVIP SSGA Allocation Funds

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are non-diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in investment companies, including exchange-traded funds (“ETFs”), and mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP SSGA Conservative Index Allocation Fund and LVIP SSGA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.

The investment objective of the LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds’ federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSGA Allocation Funds–33

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of each Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the LVIP SSGA Conservative Index Allocation Fund to the extent that annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management Inc. (“SSGA”) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSGA under the consulting agreement.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, each Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Administrative	$5,475	$15,722	$14,442	$11,767	$49,795	$26,856
Legal	1,220	3,488	3,204	2,617	11,109	5,982

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Trading operations	$1,082	$3,172	$2,898	$2,357	$10,043	$5,415

LVIP SSGA Allocation Funds–34

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Printing and mailing fees	$3,212	$7,887	$6,602	$6,201	$45,765	$11,737

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense reimbursement receivable from LIAC	$2,618	$—	$—	$—	$—	$—
Management fees payable to LIAC	12,250	38,183	34,653	26,704	112,557	62,735
Distribution fees payable to LFD	16,173	46,794	37,455	41,631	173,000	92,875

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Funds engaged in securities purchases and securities sales as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$1,226,855	$2,551,730	$1,628,482	$1,103,633	$419,751	$725,048
Sales	566,785	990,063	895,537	1,023,035	2,707,748	1,247,427

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP SSGA Allocation Funds–35

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Funds held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Funds and the corresponding activity for the year ended December 31, 2016, were as follows:

LVIP SSGA Conservative Index Allocation Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund.	$41,897,154	$14,091,503	$7,745,661	$(105,394)	$48,060,685	$1,095,723	$—
LVIP SSGA International Index Fund	11,514,961	4,143,898	2,070,555	(162,499)	13,455,191	424,822	—
LVIP SSGA Mid-Cap Index Fund	2,456,618	726,811	856,193	10,249	2,862,567	43,118	1,657
LVIP SSGA S&P 500 Index Fund	14,220,157	4,169,045	3,438,157	63,870	16,357,653	340,483	227,789
LVIP SSGA Small-Cap Index Fund	1,627,375	596,153	647,350	39,559	1,919,723	27,232	42,793

Total	$71,716,265	$23,727,410	$14,757,916	$(154,215)	$82,655,819	$1,931,378	$272,239

LVIP SSGA Moderate Index Allocation Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$78,636,051	$21,109,343	$8,171,386	$(107,225)	$91,171,109	$1,985,579	$—
LVIP SSGA International Index Fund	51,484,187	13,991,559	3,589,286	(534,912)	60,763,987	1,828,910	—
LVIP SSGA Mid-Cap Index Fund	15,376,234	2,894,901	3,156,731	34,559	18,091,635	259,994	9,764
LVIP SSGA S&P 500 Index Fund	62,800,452	11,408,847	6,500,807	(59,926)	72,977,948	1,451,718	949,098
LVIP SSGA Small-Cap Index Fund	10,187,088	2,543,253	2,491,527	75,172	12,129,725	164,456	252,740

Total	$218,484,012	$51,947,903	$23,909,737	$(592,332)	$255,134,404	$5,690,657	$1,211,602

LVIP SSGA Moderately Aggressive Index Allocation Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$59,622,179	$15,995,289	$6,504,979	$(91,959)	$68,829,391	$1,505,397	$—
LVIP SSGA International Index Fund	51,509,446	13,594,935	3,452,425	(516,996)	60,558,339	1,830,584	—
LVIP SSGA Mid-Cap Index Fund	16,315,993	2,822,663	3,188,361	19,062	19,122,340	275,874	10,385
LVIP SSGA S&P 500 Index Fund	61,884,102	10,431,779	5,934,589	(91,848)	71,629,869	1,430,431	937,306
LVIP SSGA Small-Cap Index Fund	11,581,454	2,664,074	2,662,388	90,269	13,736,630	186,917	287,960

Total	$200,913,174	$45,508,740	$21,742,742	$(591,472)	$233,876,569	$5,229,203	$1,235,651

LVIP SSGA Allocation Funds–36

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LVIP SSGA Conservative Structured Allocation Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$98,235,590	$21,557,967	$14,775,796	$(206,677)	$104,765,363	$2,341,918	$—
LVIP SSGA Developed International 150 Fund	13,405,320	2,874,441	2,393,301	(193,665)	14,396,865	565,321	335,244
LVIP SSGA Emerging Markets 100 Fund	7,603,791	1,343,819	1,733,463	(486,699)	8,192,095	230,339	—
LVIP SSGA International Index Fund	13,496,358	3,355,801	1,903,433	(95,835)	14,664,725	454,034	—
LVIP SSGA Large Cap 100 Fund	15,613,615	3,879,720	4,217,898	30,778	16,505,395	414,585	1,712,420
LVIP SSGA Mid-Cap Index Fund	3,839,214	647,955	1,050,584	(2,444)	4,158,396	61,429	2,371
LVIP SSGA S&P 500 Index Fund	15,692,734	2,526,742	2,728,359	65,060	16,776,756	342,355	230,052
LVIP SSGA Small-Cap Index Fund	3,814,626	886,852	1,201,516	74,959	4,182,592	58,172	91,857
LVIP SSGA Small-Mid Cap 200 Fund	3,814,838	797,158	1,234,172	19,655	4,207,280	94,304	215,451

Total	$175,516,086	$37,870,455	$31,238,522	$(794,868)	$187,849,467	$4,562,457	$2,587,395

LVIP SSGA Moderate Structured Allocation Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$260,005,181	$38,599,190	$30,816,244	$(277,165)	$267,897,559	$5,789,230	$—
LVIP SSGA Developed International 150 Fund	84,511,326	8,654,616	8,475,438	(1,172,123)	87,660,654	3,327,562	1,988,499
LVIP SSGA Emerging Markets 100 Fund	50,341,617	4,250,074	8,480,834	(2,126,989)	52,373,720	1,423,609	—
LVIP SSGA International Index Fund	85,077,606	13,554,757	7,602,879	(654,693)	89,282,408	2,673,996	—
LVIP SSGA Large Cap 100 Fund	103,322,160	13,855,023	19,505,992	(61,434)	105,504,634	2,561,083	10,673,786
LVIP SSGA Mid-Cap Index Fund	33,880,602	2,049,786	6,596,146	8,333	35,433,718	506,378	19,709
LVIP SSGA S&P 500 Index Fund	103,832,293	5,822,262	10,627,427	1,183,719	107,223,672	2,115,335	1,433,428
LVIP SSGA Small-Cap Index Fund	25,249,657	3,025,083	5,809,981	748,967	26,724,774	359,450	572,199
LVIP SSGA Small-Mid Cap 200 Fund	25,251,661	2,456,177	6,083,504	8,243	26,879,076	582,661	1,342,796
SPDR Bloomberg Barclays TIPS ETF	86,119,497	11,118,409	10,734,053	(519,191)	88,908,245	1,590,788	—

Total	$857,591,600	$103,385,377	$114,732,498	$(2,862,333)	$887,888,460	$20,930,092	$16,030,417

LVIP SSGA Allocation Funds–37

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LVIP SSGA Moderately Aggressive Structured Allocation Fund

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$117,235,870	$23,828,916	$16,344,030	$(169,191)	$124,606,961	$2,667,906	$—
LVIP SSGA Developed International 150 Fund	50,314,202	7,090,176	5,318,017	(945,192)	53,821,806	2,022,703	1,184,851
LVIP SSGA Emerging Markets 100 Fund	45,415,427	5,673,180	7,914,715	(2,792,678)	48,716,900	1,311,600	—
LVIP SSGA International Index Fund	50,648,706	10,483,033	5,240,594	(511,757)	54,817,956	1,624,067	—
LVIP SSGA Large Cap 100 Fund	60,567,780	10,236,046	11,577,733	60,474	63,795,738	1,534,841	6,262,388
LVIP SSGA Mid-Cap Index Fund	18,334,321	1,795,797	3,652,009	(34,913)	19,776,060	279,703	10,677
LVIP SSGA S&P 500 Index Fund	60,859,508	6,158,124	6,961,638	527,131	64,835,298	1,267,586	842,430
LVIP SSGA Small-Cap Index Fund	18,219,502	2,746,447	4,157,616	304,427	19,886,545	265,102	414,007
LVIP SSGA Small-Mid Cap 200 Fund	18,222,271	2,460,653	4,481,937	10,898	20,000,956	429,701	969,816

Total	$439,817,587	$70,472,372	$65,648,289	$(3,550,801)	$470,258,220	$11,403,209	$9,684,169

3. Investments

For the year ended December 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$27,370,109	$61,910,389	$53,434,955	$41,777,829	$103,385,377	$74,783,101
Sales	17,225,000	28,974,204	26,198,907	34,290,977	114,732,498	69,094,173

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Cost of investments	$90,212,019	$277,252,930	$247,910,353	$199,575,985	$830,530,198	$462,880,248

Aggregate unrealized appreciation	$8,596,668	$33,834,513	$34,513,222	$16,863,709	$89,246,603	$58,008,406
Aggregate unrealized depreciation	(2,876,655)	(7,592,932)	(8,053,771)	(7,703,845)	(31,888,341)	(25,807,859)

Net unrealized appreciation	$5,720,013	$26,241,581	$26,459,451	$9,159,864	$57,358,262	$32,200,547

LVIP SSGA Allocation Funds–38

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Affiliated Investments	$82,655,819	$255,134,404	$233,876,569	$187,849,467	$887,888,460	$470,258,220
Unaffiliated Investments	13,276,213	48,360,107	40,493,235	20,886,382	—	24,822,575

Total	$95,932,032	$303,494,511	$274,369,804	$208,735,849	$887,888,460	$495,080,795

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Year Ended December 31, 2016
Ordinary income	$1,902,856	$5,854,522	$5,487,720	$4,573,746	$18,874,201	$10,859,126
Long-term capital gains	659,795	3,096,839	3,343,839	4,588,311	25,904,879	15,097,001

	$2,562,651	$8,951,361	$8,831,559	$9,162,057	$44,779,080	$25,956,127

Year Ended December 31, 2015
Ordinary income	$1,576,510	$4,347,657	$4,235,558	$4,764,658	$23,346,665	$14,069,544
Long-term capital gains	85,468	373,546	292,789	1,415,098	6,037,641	1,956,723

Total	$1,661,978	$4,721,203	$4,528,347	$6,179,756	$29,384,306	$16,026,267

LVIP SSGA Allocation Funds–39

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Shares of beneficial interest	$89,910,693	$275,595,425	$246,617,313	$197,245,327	$815,396,016	$454,370,504
Undistributed ordinary income	54,030	61,562	—	28,435	—	—
Undistributed long-term capital gains	210,547	1,048,665	1,119,168	2,182,228	14,467,381	8,266,417
Net unrealized appreciation	5,720,013	26,241,581	26,459,451	9,159,864	57,358,262	32,200,547

Net assets	$95,895,283	$302,947,233	$274,195,932	$208,615,854	$887,221,659	$494,837,468

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the underlying Funds, redesignation of dividends and distributions and pass-through consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Funds recorded the following reclassifications:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Undistributed net investment income	$25,126	$91,232	$127,300	$148,690	$803,525	$529,190
Accumulated net realized gain (loss)	(25,126)	(91,232)	(127,300)	(148,690)	(803,525)	(529,190)

6. Capital Shares

Transactions in capital shares were as follows:

					LVIP SSGA
	LVIP SSGA		LVIP SSGA		Moderately
	Conservative Index		Moderate Index		Aggressive Index
	Allocation Fund		Allocation Fund		Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Standard Class	582,309	325,663	2,266,795	2,074,367	2,174,826	2,184,581
Service Class	1,867,172	1,830,705	2,715,888	2,638,925	1,654,393	2,139,635
Shares issued upon reinvestment of dividends and distributions:
Standard Class	46,784	25,370	184,756	81,329	238,151	107,634
Service Class	163,537	114,115	495,113	288,711	423,690	243,700

	2,659,802	2,295,853	5,662,552	5,083,332	4,491,060	4,675,550

Shares redeemed:
Standard Class	(114,941)	(146,999)	(357,984)	(501,077)	(305,455)	(269,393)
Service Class	(1,639,828)	(1,462,736)	(2,629,900)	(2,283,916)	(1,939,382)	(2,415,407)

	(1,754,769)	(1,609,735)	(2,987,884)	(2,784,993)	(2,244,837)	(2,684,800)

Net increase	905,033	686,118	2,674,668	2,298,339	2,246,223	1,990,750

LVIP SSGA Allocation Funds–40

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares (continued)

	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Standard Class	482,729	264,718	1,540,475	1,420,436	1,540,447	1,152,843
Service Class	2,671,953	2,733,361	4,706,693	5,385,758	3,060,599	3,374,064
Shares issued upon reinvestment of dividends and distributions:
Standard Class	51,925	26,463	287,110	157,868	233,314	112,520
Service Class	740,418	518,623	3,367,656	2,302,101	1,844,493	1,210,291

	3,947,025	3,543,165	9,901,934	9,266,163	6,678,853	5,849,718

Shares redeemed:
Standard Class	(134,443)	(165,441)	(511,818)	(332,536)	(400,389)	(329,585)
Service Class	(2,978,917)	(3,757,290)	(9,432,035)	(9,910,853)	(5,323,721)	(4,123,280)

	(3,113,360)	(3,922,731)	(9,943,853)	(10,243,389)	(5,724,110)	(4,452,865)

Net increase (decrease)	833,665	(379,566)	(41,919)	(977,226)	954,743	1,396,853

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Funds for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSGA Allocation Funds–41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA Index Allocation Funds

LVIP SSGA Structured Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (six of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (six of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA Allocation Funds–42

LVIP SSGA Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Funds report distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP SSGA Conservative Index Allocation Fund	25.75%	74.25%	100.00%
LVIP SSGA Moderate Index Allocation Fund	34.60%	65.40%	100.00%
LVIP SSGA Moderately Aggressive Index Allocation Fund	37.86%	62.14%	100.00%
LVIP SSGA Conservative Structured Allocation Fund	50.08%	49.92%	100.00%
LVIP SSGA Moderate Structured Allocation Fund	57.85%	42.15%	100.00%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	58.16%	41.84%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance–Index Allocation Funds. The Board reviewed performance information provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2016. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP SSGA Conservative Index Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Index Allocation Composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark

LVIP SSGA Allocation Funds–43

LVIP SSGA Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreements (continued)

index for the three and five year periods. The Board noted LIAC’s comments that underperformance was primarily attributable to the fees and tracking error of the underlying index funds. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSGA Moderate Index Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Index Allocation Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board noted LIAC’s comments that underperformance was primarily attributable to the fees and tracking error of the underlying index funds. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSGA Moderately Aggressive Index Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Index Allocation Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that total returns were somewhat lower than the benchmark returns and median returns of the Morningstar peer group, but within an acceptable range. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee–Index Allocation Funds. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2017. The Board noted that the investment management fee for the LVIP SSGA Conservative Index Allocation Fund, without giving effect to the advisory fee waiver, was the same as the median investment management fee of its Morningstar peer group. The Board noted that the investment management fees for the LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderately Aggressive Index Allocation Fund, without giving effect to the advisory fee waiver, were higher than the median investment management fee of the respective Morningstar peer group. The Board also noted that each Fund’s net expense ratio was lower than the Morningstar peer group median net expense ratio. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale–Index Allocation Funds. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017 for each Fund and an expense limitation through April 30, 2017 for the LVIP SSGA Conservative Index Allocation Fund and concluded that economies of scale were appropriately shared with investors.

Performance–Structured Allocation Funds. The Board reviewed performance information provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2016. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP SSGA Conservative Structured Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Structured Allocation Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s use of structured index funds with a value bias over the last five years when the growth style has been in favor while the value style has been a detractor. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSGA Moderate Structured Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Structured Allocation Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s use of structured index funds with a value bias over the last five years when the growth style has been in favor while the value style has been a detractor. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSGA Moderately Aggressive Structured Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Structured Allocation Composite). The Board noted that the Fund’s total return was below the median of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s use of structured index funds with a value bias over the last five years when the growth style has been in favor while the value style has been a detractor. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee–Structured Allocation Funds. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each of the Funds through April 30, 2017. The Board noted

LVIP SSGA Allocation Funds–44

LVIP SSGA Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreements (continued)

that the investment management fee for each Fund, without giving effect to the advisory fee waiver, was higher than the median management fee of the Morningstar peer group. The Board also noted that each Fund’s net expense ratio was lower than the Morningstar peer group net expense ratio. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale–Structured Allocation Funds. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP SSGA Allocation Funds–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA Allocation Funds–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA Allocation Funds–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

LVIP SSGA Allocation Funds–48

LVIP SSGA Bond Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP SSGA Bond Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling
1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Bond Index Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: SSGA Funds Management, Inc.

The Fund returned 2.28% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index1, returned 2.65%.

2016 was a good year for the broader U.S. fixed income market, as evidenced by the U.S. Aggregate Index’s positive annual total return finishing higher than prior year’s annual total return. The positive performance can be primarily attributed to the Index’s exposure to Corporate and Government-Related securities. The year began stronger than it ended for the Bloomberg Barclays U.S. Aggregate Index, posting total returns of +3.03% and +2.21% for the first quarter and the second quarter of 2016. The momentum slowed as third quarter saw returns of +0.46% and ended the year with -2.98% for the fourth quarter. The beginning of 2016 proved difficult for markets, reflecting the impact of low energy prices and negative news stemming from China. Additionally, ratings agencies downgraded Energy and Metals and Mining companies in February. Mid-February, the market experienced a rebound, primarily as investors were comforted by the familiar backstop of central bank intervention. Additionally, West Texas Intermediate Crude Oil prices began to move higher. Over the course of the year, initial concern surrounding the potential UK Referendum Vote to exit the European Union pushed investors towards safe haven assets. U.S. debt was particularly attractive given its comparatively higher yield in the global setting.

Following the UK’s Yes vote to exit the Eurozone, markets were particularly surprised by the resilience of the UK Economy, pushing investors back towards risk assets. Looking forward, markets will watch anxiously to see how the impact of Brexit will materialize over the coming years. Towards the end of 2016, the surprise Trump election pushed the equity market to record highs, based on the assumption that a Trump presidency will provide fiscal stimulus and support business investment. In December, the Federal Open Market Committee members announced a 25bps hike in the policy rate to a range of 50-75bps. Bond yields backed up dramatically with the US 10yr treasury yield ending the year close to its highest point at 2.443%.

It was a strong year for credit markets as evidenced in the Credit portion of the index’s positive annual total return. The Option Adjusted Spread of the index tightened by 37bps coming in at 118bps suggesting an improvement in credit conditions. The gross investment grade issuance for the year continued the trend of being healthy, providing a supply that was even higher than 2015 at $1,435.5bn. The securitized portion of the index posted positive annual total return as well, coming in at +1.78%.

The Fund seeks to match the returns of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration.

The Fund uses a stratified sampling approach to match the index major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Portfolio Managers: SSGA Funds Management, Inc.:	Michael J. Burnell Marc Di Cosimo Michael Pryzgoda

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Bond Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,483 for the Standard Class shares and $13,196 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,029. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA Bond Index Fund–1

LVIP SSGA Bond Index Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	2.28%
Five Years	+	1.87%
Inception (5/1/08)	+	3.51%

Service Class Shares
One Year	+	2.04%
Five Years	+	1.62%
Inception (5/1/08)	+	3.25%

[1]

The Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSGA Bond Index Fund–2

LVIP SSGA Bond Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$972.30	0.31%	$1.54
Service Class Shares	1,000.00	971.10	0.56%	2.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.58	0.31%	$1.58
Service Class Shares	1,000.00	1,022.32	0.56%	2.85

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA Bond Index Fund–3

LVIP SSGA Bond Index Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Commercial Mortgage-Backed Securities	0.63%
Agency Mortgage-Backed Securities	28.09%
Agency Obligations	2.41%
Corporate Bonds	26.82%
Aerospace & Defense	0.40%
Air Freight & Logistics	0.11%
Airlines	0.08%
Auto Components	0.02%
Automobiles	0.12%
Banks	2.81%
Beverages	0.81%
Biotechnology	0.38%
Building Products	0.04%
Capital Markets	2.30%
Chemicals	0.43%
Commercial Services & Supplies	0.09%
Communications Equipment	0.25%
Computers & Peripherals	0.03%
Construction & Engineering	0.03%
Construction Materials	0.01%
Consumer Finance	0.72%
Containers & Packaging	0.03%
Diversified Consumer Services	0.08%
Diversified Financial Services	2.06%
Diversified Telecommunication Services	1.04%
Electric Utilities	1.54%
Electrical Equipment	0.05%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.15%
Equity Real Estate Investment Trusts	0.77%
Food & Staples Retailing	0.51%
Food Products	0.36%
Gas Utilities	0.11%
Health Care Equipment & Supplies	0.37%
Health Care Providers & Services	0.56%
Hotels, Restaurants & Leisure	0.15%
Household Durables	0.20%
Independent Power Producers & Energy Traders	0.08%
Industrial Conglomerates	0.27%
Insurance	0.83%
Internet & Catalog Retail	0.05%
Internet Software & Services	0.11%
IT Services	0.34%
Leisure Equipment & Products	0.02%
Life Sciences Tools & Services	0.08%
Machinery	0.23%
Media	1.01%
Metals & Mining	0.29%

Security Type/Sector	Percentage of Net Assets
Multiline Retail	0.13%
Multi-Utilities	0.29%
Oil, Gas & Consumable Fuels	2.52%
Paper & Forest Products	0.09%
Personal Products	0.03%
Pharmaceuticals	1.32%
Professional Services	0.01%
Real Estate Management & Development	0.02%
Road & Rail	0.36%
Semiconductors & Semiconductor Equipment	0.22%
Software	0.58%
Specialty Retail	0.27%
Technology Hardware, Storage & Peripherals	0.52%
Textiles, Apparel & Luxury Goods	0.03%
Thrift & Mortgage Finance	0.00%
Tobacco	0.25%
Trading Companies & Distributors	0.02%
Wireless Telecommunication Services	0.18%
Municipal Bonds	0.82%
Non-Agency Asset-Backed Securities	0.45%
Non-Agency Commercial Mortgage-Backed Securities	1.01%
Regional Bonds	0.21%
Sovereign Bonds	1.29%
Supranational Banks	1.62%
U.S. Treasury Obligations	36.07%
Money Market Fund	2.46%
Total Value of Securities	101.88%
Liabilities Net of Receivables and Other Assets	(1.88%)
Total Net Assets	100.00%

IT–Information Technology

LVIP SSGA Bond Index Fund–4

LVIP SSGA Bond Index Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited) (continued)

Credit Quality Breakdown (as a % of fixed income investments)*

U.S. Government	65.97%
AAA	4.33%
AA	5.46%
A	12.84%
BBB	8.94%
Not Rated	0.04%
Short-Term Investments	2.42%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligation; U.S. Agency Obligation, Agency mortgage-backed, Agency Commercial Mortgage-Backed and Agency Collateralized Mortgage Obligation securities appear under “U.S. Government”. Discount notes, commercial papers and certificate of deposits appear under “Short-Term Investment”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Bond Index Fund–5

LVIP SSGA Bond Index Fund

Statement of Net Assets

December 31, 2016

	Principal	Value
	Amount°	(U.S. $)

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.63%
Fannie Mae-Aces
•Series 2013-M12 APT 2.399% 3/25/23	561,635	$555,943
•Series 2014-M1 ASQ2 2.323% 11/25/18	2,238,990	2,262,350
•Series 2014-M2 A2 3.513% 12/25/23	1,285,000	1,338,559
•Series 2014-M4 A2 3.346% 3/25/24	1,000,000	1,031,857
Series 2015-M1 A2 2.532% 9/25/24	500,000	489,619
Freddie Mac Multifamily Structured Pass Through Certificates
tSeries K006 A1 3.398% 7/25/19	711,780	728,351
tSeries K025 A1 1.875% 4/25/22	1,238,295	1,232,558
tSeries K026 A2 2.51% 11/25/22	1,000,000	1,003,744
tSeries K030 A1 2.779% 9/25/22	1,164,485	1,192,630
•tSeries K030 A2 3.25% 4/25/23	6,000,000	6,259,580
•tSeries K050 A2 3.334% 8/25/25	900,000	932,466
tSeries K710 A2 1.883% 5/25/19	1,500,000	1,507,412

Total Agency Commercial Mortgage-Backed Securities (Cost $18,480,900)		18,535,069

AGENCY MORTGAGE-BACKED SECURITIES–28.09%
Fannie Mae S.F. 10 yr
4.00% 8/1/19	29,575	30,450
4.00% 6/1/20	166,551	171,542
4.00% 5/1/23	97,737	100,757
6.00% 12/1/17	680	685
6.00% 9/1/18	3,994	4,108
Fannie Mae S.F. 15 yr
2.50% 10/1/27	1,230,045	1,233,852
2.50% 3/1/28	2,704,926	2,714,054
2.50% 4/1/28	3,126,648	3,136,233
2.50% 7/1/28	652,970	654,970
2.50% 9/1/28	1,269,275	1,273,165
2.50% 10/1/28	4,125,234	4,137,876
2.50% 3/1/29	3,323,971	3,334,167
2.50% 2/1/30	2,312,360	2,318,041
2.50% 5/1/30	814,068	816,061
2.50% 2/1/31	4,886,199	4,898,169
2.50% 10/1/31	1,971,867	1,976,733
3.00% 11/1/26	2,333,021	2,399,255
3.00% 6/1/27	589,046	605,816
3.00% 8/1/27	1,089,548	1,120,526
3.00% 9/1/27	4,454,087	4,580,872
3.00% 10/1/27	675,611	694,862
3.00% 12/1/27	191,301	196,750
3.00% 8/1/29	2,860,397	2,937,996
3.00% 4/1/30	1,605,658	1,649,135
3.00% 5/1/30	4,314,151	4,436,912
3.00% 6/1/30	3,118,844	3,203,293
3.00% 12/1/30	1,302,993	1,338,691
3.50% 11/1/25	573,589	597,848
3.50% 12/1/25	1,420,295	1,482,371
3.50% 12/1/26	767,841	800,428

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
3.50% 1/1/27	2,057,225	$2,145,409
3.50% 10/1/29	2,256,820	2,354,344
4.00% 4/1/24	103,714	109,510
4.00% 5/1/24	177,116	186,653
4.00% 6/1/24	250,491	264,527
4.00% 7/1/24	104,541	110,403
4.00% 10/1/24	7,209	7,611
4.00% 12/1/24	243,819	252,751
4.00% 1/1/25	432,116	458,389
4.00% 3/1/25	487,045	517,550
4.00% 5/1/25	173,286	182,944
4.00% 7/1/25	2,687	2,769
4.00% 8/1/25	13,814	14,589
4.00% 9/1/25	188,240	198,788
4.00% 10/1/25	191,226	201,444
4.00% 1/1/26	7,134	7,541
4.00% 3/1/26	505,935	534,735
4.00% 5/1/26	4,959	5,230
4.00% 7/1/26	431,631	455,669
4.50% 2/1/23	78,020	80,185
4.50% 4/1/23	7,422	7,852
4.50% 5/1/23	6,938	7,236
4.50% 6/1/23	239,163	251,629
4.50% 11/1/23	11,953	12,687
4.50% 1/1/24	1,838	1,889
4.50% 2/1/24	2,056	2,170
4.50% 3/1/24	3,932	4,176
4.50% 4/1/24	101,637	107,244
4.50% 5/1/24	201,214	212,683
4.50% 7/1/24	180,002	190,263
4.50% 8/1/24	257,362	271,881
4.50% 11/1/24	111,111	117,419
4.50% 4/1/25	200,673	212,131
4.50% 5/1/25	20,441	21,726
4.50% 6/1/25	4,508	4,633
5.00% 6/1/19	526	538
5.00% 4/1/23	19,279	20,452
5.00% 6/1/23	381,241	407,442
5.00% 9/1/23	179,265	191,152
5.00% 11/1/23	96,684	103,240
5.00% 12/1/23	91,598	97,336
5.00% 3/1/25	43,879	46,863
5.00% 6/1/25	2,069	2,209
5.50% 12/1/18	17,548	17,772
5.50% 3/1/20	44,599	45,303
5.50% 4/1/22	41,970	44,422
5.50% 7/1/22	31,213	32,470
6.00% 6/1/20	6,465	6,725
6.00% 8/1/22	8,962	9,465
6.00% 9/1/22	29,068	30,761
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/32	1,000,000	1,001,582

LVIP SSGA Bond Index Fund–6

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr TBA (continued)
3.00% 1/1/32	2,500,000	$2,565,430
Fannie Mae S.F. 20 yr
3.00% 11/1/34	1,528,042	1,551,438
3.00% 12/1/34	1,171,626	1,187,424
3.00% 2/1/35	2,083,670	2,111,781
3.00% 3/1/36	867,505	879,253
3.00% 11/1/36	3,474,589	3,519,857
3.50% 6/1/34	4,862,667	5,051,820
3.50% 7/1/34	5,735,049	5,950,496
4.00% 9/1/35	456,591	485,315
4.00% 10/1/35	843,134	896,168
Fannie Mae S.F. 30 yr
3.00% 9/1/42	1,848,851	1,848,325
3.00% 10/1/42	3,076,927	3,076,046
3.00% 11/1/42	2,072,574	2,071,980
3.00% 12/1/42	1,939,289	1,938,736
3.00% 1/1/43	4,157,223	4,156,035
3.00% 3/1/43	8,752,601	8,750,103
3.00% 4/1/43	2,226,162	2,225,525
3.00% 5/1/43	1,433,554	1,433,145
3.00% 6/1/43	6,073,074	6,071,336
3.00% 7/1/43	3,597,386	3,596,360
3.00% 8/1/43	5,059,356	5,057,915
3.00% 9/1/45	3,024,014	3,007,424
3.00% 11/1/45	5,651,289	5,622,052
3.00% 9/1/46	6,956,963	6,918,797
3.00% 10/1/46	4,235,733	4,212,495
3.00% 12/1/46	10,437,277	10,380,018
3.50% 10/1/40	805,555	830,313
3.50% 12/1/40	506,059	521,877
3.50% 2/1/41	792,593	817,325
3.50% 8/1/42	675,826	696,880
3.50% 9/1/42	6,854,358	7,072,354
3.50% 10/1/42	4,121,342	4,248,333
3.50% 11/1/42	1,393,047	1,436,424
3.50% 1/1/43	2,706,314	2,789,723
3.50% 2/1/43	518,972	535,011
3.50% 7/1/43	5,511,534	5,664,848
3.50% 10/1/44	2,979,772	3,063,127
3.50% 1/1/45	2,231,167	2,288,260
3.50% 4/1/45	4,364,527	4,476,572
3.50% 5/1/45	3,853,900	3,952,819
3.50% 8/1/45	9,664,476	9,917,816
3.50% 11/1/45	6,375,928	6,539,637
3.50% 12/1/45	5,882,781	6,034,295
3.50% 2/1/46	18,686,183	19,166,282
3.50% 5/1/46	2,762,649	2,833,908
3.50% 6/1/46	1,229,607	1,261,375
4.00% 1/1/39	38,892	41,235
4.00% 2/1/39	57,472	60,412
4.00% 3/1/39	2,507	2,641

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 4/1/39	223,602	$235,055
4.00% 6/1/39	147,420	155,063
4.00% 8/1/39	477,451	505,765
4.00% 9/1/39	639,378	678,544
4.00% 11/1/39	35,802	37,693
4.00% 12/1/39	921,630	968,952
4.00% 1/1/40	375,055	394,564
4.00% 5/1/40	230,565	242,609
4.00% 8/1/40	95,593	100,871
4.00% 9/1/40	164,585	173,684
4.00% 10/1/40	722,026	761,400
4.00% 11/1/40	1,069,426	1,128,634
4.00% 12/1/40	1,697,708	1,795,232
4.00% 1/1/41	3,911,541	4,126,622
4.00% 2/1/41	1,019,166	1,075,726
4.00% 3/1/41	17,690	18,602
4.00% 4/1/41	379,144	400,360
4.00% 5/1/41	1,777,057	1,876,119
4.00% 6/1/41	17,628	18,537
4.00% 9/1/41	361,747	381,965
4.00% 10/1/41	194,241	204,972
4.00% 11/1/41	396,637	418,851
4.00% 12/1/41	16,643	17,579
4.00% 1/1/42	13,637	14,370
4.00% 3/1/42	277,643	292,702
4.00% 10/1/43	5,375,022	5,658,012
4.00% 12/1/43	1,382,030	1,453,192
4.00% 7/1/44	2,749,292	2,890,568
4.00% 9/1/44	2,879,245	3,027,300
4.00% 10/1/44	4,190,907	4,407,235
4.00% 3/1/45	3,921,175	4,124,522
4.00% 7/1/45	3,778,230	3,974,384
4.00% 9/1/45	10,791,985	11,354,690
4.00% 4/1/46	2,899,942	3,051,380
4.00% 7/1/46	964,870	1,015,370
4.50% 8/1/33	25,038	27,035
4.50% 1/1/34	16,622	17,954
4.50% 9/1/35	74,321	80,102
4.50% 2/1/38	24,077	25,981
4.50% 4/1/38	30,346	32,696
4.50% 7/1/38	64,854	69,810
4.50% 11/1/38	133,664	143,762
4.50% 2/1/39	339,363	365,677
4.50% 3/1/39	249,295	268,129
4.50% 4/1/39	993,033	1,072,482
4.50% 5/1/39	338,511	364,404
4.50% 6/1/39	117,198	126,154
4.50% 7/1/39	444,799	478,967
4.50% 9/1/39	270,731	293,654
4.50% 1/1/40	881,238	956,796
4.50% 2/1/40	1,605,696	1,741,133
4.50% 5/1/40	931,671	1,007,761

LVIP SSGA Bond Index Fund–7

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 6/1/40	453,122	$489,227
4.50% 8/1/40	175,895	189,592
4.50% 9/1/40	466,078	502,099
4.50% 10/1/40	2,943,256	3,175,354
4.50% 11/1/40	485,118	523,316
4.50% 2/1/41	1,867,441	2,016,369
4.50% 4/1/41	28,196	30,452
4.50% 5/1/41	2,348,220	2,533,201
4.50% 6/1/41	253,509	272,762
4.50% 1/1/42	2,511,888	2,709,032
4.50% 9/1/43	1,170,954	1,260,657
4.50% 12/1/43	3,400,609	3,659,421
4.50% 10/1/44	468,104	503,468
5.00% 9/1/33	152,234	166,760
5.00% 4/1/34	539,319	587,758
5.00% 7/1/34	355,320	390,048
5.00% 11/1/34	174,861	191,868
5.00% 4/1/35	109,569	119,820
5.00% 6/1/35	91,295	99,695
5.00% 6/1/35	90,878	99,079
5.00% 7/1/35	2,082,827	2,285,438
5.00% 9/1/35	27,503	30,027
5.00% 10/1/35	136,522	149,060
5.00% 12/1/35	635,677	694,175
5.00% 2/1/36	1,451,737	1,585,421
5.00% 3/1/36	81,555	89,098
5.00% 11/1/36	26,721	29,181
5.00% 8/1/37	11,424	12,438
5.00% 4/1/38	181,693	197,820
5.00% 7/1/38	32,626	35,522
5.00% 11/1/38	13,767	14,989
5.00% 8/1/39	806,187	878,039
5.00% 12/1/39	187,472	204,403
5.00% 1/1/40	424,234	470,615
5.00% 7/1/40	1,734,155	1,895,914
5.00% 9/1/40	491,201	537,092
5.00% 6/1/41	1,570,606	1,719,596
5.50% 11/1/33	56,768	63,636
5.50% 1/1/34	70,247	78,742
5.50% 5/1/34	98,418	109,509
5.50% 7/1/34	85,020	94,421
5.50% 10/1/34	174,758	196,732
5.50% 9/1/35	80,735	90,470
5.50% 10/1/35	79,465	88,558
5.50% 12/1/35	394,983	439,768
5.50% 1/1/36	438,688	491,133
5.50% 4/1/36	804,885	900,590
5.50% 4/1/36	346,009	386,649
5.50% 8/1/36	295,801	331,044
5.50% 1/1/37	323,786	362,102
5.50% 3/1/37	124,222	138,650
5.50% 5/1/37	132,773	149,020

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 6/1/37	107,617	$120,459
5.50% 8/1/37	43,785	48,772
5.50% 11/1/37	1,377	1,536
5.50% 12/1/37	203	226
5.50% 1/1/38	2,546,330	2,848,453
5.50% 2/1/38	54,015	60,242
5.50% 5/1/38	180,082	200,918
5.50% 6/1/38	11,923	13,314
5.50% 7/1/38	95,564	106,418
5.50% 10/1/38	41,485	46,329
5.50% 1/1/39	168,396	187,951
5.50% 5/1/39	396,880	442,547
5.50% 6/1/39	409,509	456,821
5.50% 10/1/39	171,434	191,167
5.50% 7/1/41	327,169	364,831
6.00% 12/1/35	135,550	156,754
6.00% 2/1/36	57,228	65,038
6.00% 6/1/36	36,865	41,814
6.00% 7/1/36	145,759	165,129
6.00% 8/1/36	57,264	64,784
6.00% 9/1/36	89,392	101,180
6.00% 10/1/36	91,233	103,467
6.00% 11/1/36	7,543	8,547
6.00% 1/1/37	81,712	92,611
6.00% 2/1/37	373,979	423,944
6.00% 3/1/37	42,353	47,952
6.00% 4/1/37	3,814	4,315
6.00% 5/1/37	110,088	124,768
6.00% 6/1/37	60,485	68,429
6.00% 8/1/37	128,897	146,014
6.00% 9/1/37	180,900	204,657
6.00% 10/1/37	282,432	319,523
6.00% 11/1/37	62,131	70,290
6.00% 1/1/38	35,390	40,074
6.00% 2/1/38	31,798	35,974
6.00% 4/1/38	4,548	5,145
6.00% 5/1/38	158,237	179,040
6.00% 6/1/38	63,387	71,711
6.00% 8/1/38	66,687	75,445
6.00% 9/1/38	24,396	27,605
6.00% 10/1/38	30,699	34,731
6.00% 11/1/38	20,031	22,662
6.00% 12/1/38	508,483	580,373
6.00% 4/1/40	444,063	502,770
6.00% 6/1/40	802,497	909,119
6.50% 3/1/32	1,179	1,334
6.50% 7/1/36	74,661	84,469
6.50% 9/1/36	75,004	85,026
6.50% 11/1/36	118,355	139,184
6.50% 9/1/37	14,709	16,641
6.50% 10/1/37	163,918	189,994
6.50% 2/1/38	123,285	143,031

LVIP SSGA Bond Index Fund–8

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.50% 3/1/38	338,972	$398,576
6.50% 5/1/38	54,407	63,913
6.50% 7/1/38	122,950	139,101
6.50% 10/1/38	137,631	156,655
7.00% 8/1/39	407,271	456,850
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/47	4,000,000	3,973,655
3.50% 1/1/47	6,850,000	7,020,715
4.00% 1/1/47	4,000,000	4,205,234
Freddie Mac S.F. 15 yr
2.50% 4/1/28	142,674	143,099
2.50% 7/1/28	441,356	442,546
2.50% 8/1/28	3,222,554	3,231,243
2.50% 9/1/28	2,417,343	2,424,252
2.50% 10/1/28	3,288,896	3,297,764
2.50% 10/1/29	2,051,135	2,056,665
2.50% 1/1/31	2,387,451	2,393,888
2.50% 5/1/31	926,585	929,083
2.50% 6/1/31	3,299,680	3,308,577
3.00% 11/1/26	2,863,488	2,940,436
3.00% 2/1/27	270,381	277,802
3.00% 3/1/27	717,030	736,796
3.00% 4/1/27	945,643	971,077
3.00% 11/1/27	479,030	491,866
3.00% 2/1/29	1,398,247	1,437,037
3.00% 4/1/30	3,842,530	3,946,992
3.00% 12/1/30	4,077,217	4,186,982
3.00% 5/1/31	2,100,052	2,156,714
3.50% 12/1/25	1,488,533	1,564,129
3.50% 3/1/26	1,005,767	1,050,597
3.50% 2/1/30	382,893	400,658
4.00% 2/1/24	57,294	58,798
4.00% 8/1/24	101,034	106,532
4.00% 2/1/25	149,286	157,242
4.00% 7/1/25	416,766	438,549
4.00% 4/1/26	893,692	937,933
4.50% 3/1/18	23,491	24,102
4.50% 4/1/18	25,714	26,382
4.50% 10/1/18	11,537	11,837
4.50% 11/1/18	53,944	55,345
4.50% 12/1/18	26,200	26,881
4.50% 1/1/19	25,442	26,165
4.50% 2/1/19	32,033	32,915
4.50% 7/1/19	56,959	58,577
4.50% 12/1/19	18,909	19,436
4.50% 4/1/21	16,248	16,708
4.50% 6/1/24	4,845	5,143
4.50% 7/1/24	169,380	178,756
4.50% 8/1/24	77,560	80,277
4.50% 11/1/24	160,386	169,846
4.50% 5/1/25	56,167	59,477

Principal		Value
Amount°		(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
5.00% 10/1/17	1,278	$1,310
5.00% 4/1/18	44,961	46,063
5.00% 4/1/23	98,130	104,928
5.00% 1/1/25	10,481	10,738
5.00% 3/1/25	54,390	58,405
5.50% 4/1/18	18,435	18,783
6.00% 11/1/23	69,166	75,233
Freddie Mac S.F. 15 yr TBA
2.50% 1/1/32	4,500,000	4,508,086
3.00% 1/1/32	2,500,000	2,565,248
Freddie Mac S.F. 20 yr
3.00% 5/1/35	2,466,315	2,500,248
3.00% 4/1/36	2,227,754	2,258,423
Freddie Mac S.F. 30 yr
3.00% 10/1/42	2,237,599	2,236,687
3.00% 1/1/43	4,533,479	4,531,632
3.00% 3/1/43	5,364,855	5,362,670
3.00% 4/1/43	3,494,279	3,492,855
3.00% 7/1/43	1,449,191	1,445,626
3.00% 8/1/43	595,263	593,791
3.00% 10/1/43	1,753,341	1,750,225
3.00% 8/1/45	9,911,605	9,852,688
3.00% 4/1/46	1,845,575	1,834,562
3.00% 10/1/46	7,053,314	7,011,077
3.00% 11/1/46	4,274,333	4,248,738
3.00% 12/1/46	2,568,595	2,553,213
3.50% 2/1/42	2,565,064	2,641,603
3.50% 5/1/42	2,493,804	2,568,572
3.50% 10/1/42	2,398,820	2,463,964
3.50% 2/1/43	1,420,324	1,464,071
3.50% 5/1/43	1,807,002	1,855,342
3.50% 8/1/43	3,574,949	3,680,397
3.50% 2/1/44	1,170,908	1,205,226
3.50% 3/1/44	85,041	87,141
3.50% 6/1/44	1,412,676	1,447,490
3.50% 8/1/44	1,563,834	1,603,875
3.50% 11/1/44	2,840,713	2,910,720
3.50% 1/1/45	3,440,240	3,525,147
3.50% 7/1/45	8,163,293	8,371,979
3.50% 10/1/45	3,464,203	3,549,789
3.50% 12/1/45	1,806,763	1,854,632
3.50% 1/1/46	4,607,008	4,722,437
3.50% 3/1/46	2,375,074	2,433,879
3.50% 5/1/46	1,867,014	1,913,368
3.50% 6/1/46	4,023,150	4,123,267
4.00% 5/1/39	287,910	302,876
4.00% 2/1/40	101,011	106,636
4.00% 5/1/40	162,622	171,697
4.00% 8/1/40	47,272	49,900
4.00% 9/1/40	379,111	398,680
4.00% 10/1/40	1,422,470	1,497,753

LVIP SSGA Bond Index Fund–9

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 11/1/40	3,505,664	$3,713,883
4.00% 12/1/40	1,671,026	1,764,129
4.00% 2/1/41	1,429,326	1,510,424
4.00% 12/1/41	2,074,076	2,185,412
4.00% 1/1/42	633,517	667,557
4.00% 3/1/42	118,485	124,722
4.00% 4/1/42	3,034,329	3,216,024
4.00% 6/1/42	11,566	12,168
4.00% 5/1/44	3,653,040	3,836,317
4.00% 9/1/44	1,143,171	1,200,935
4.00% 4/1/45	4,232,220	4,447,415
4.00% 10/1/45	1,949,927	2,048,983
4.00% 11/1/45	724,090	760,883
4.00% 1/1/46	2,227,612	2,340,965
4.00% 2/1/46	1,717,745	1,805,121
4.50% 2/1/39	71,686	76,925
4.50% 4/1/39	27,566	29,722
4.50% 5/1/39	98,948	106,526
4.50% 6/1/39	793,754	858,385
4.50% 7/1/39	161,188	173,046
4.50% 9/1/39	710,521	768,108
4.50% 10/1/39	639,274	689,679
4.50% 1/1/40	1,741,694	1,888,023
4.50% 2/1/40	1,018,422	1,103,515
4.50% 7/1/40	160,886	173,133
4.50% 8/1/40	108,444	117,003
4.50% 9/1/40	969,534	1,052,502
4.50% 2/1/41	3,727,631	4,016,948
4.50% 3/1/41	489,175	534,647
4.50% 9/1/41	1,020,314	1,100,307
4.50% 3/1/44	492,192	528,103
4.50% 5/1/44	21,886	23,487
5.00% 10/1/34	197,459	216,688
5.00% 2/1/35	52,859	57,860
5.00% 8/1/35	86,419	94,418
5.00% 10/1/35	38,901	42,462
5.00% 11/1/35	17,690	19,306
5.00% 12/1/35	138,020	150,752
5.00% 2/1/37	95,827	104,798
5.00% 4/1/37	101,411	110,953
5.00% 5/1/37	105,994	115,679
5.00% 12/1/37	402,603	440,196
5.00% 1/1/38	5,324	5,795
5.00% 4/1/38	4,157	4,531
5.00% 6/1/38	186,048	202,507
5.00% 7/1/38	24,040	26,180
5.00% 9/1/38	9,726	10,585
5.00% 10/1/38	191,086	208,012
5.00% 12/1/38	554,306	603,975
5.00% 1/1/39	47,277	51,480
5.00% 2/1/39	871,782	948,716
5.00% 3/1/39	2,035,502	2,219,969

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.00% 8/1/39	112,516	$123,957
5.00% 9/1/39	580,694	635,614
5.00% 1/1/40	541,999	591,771
5.00% 5/1/40	179,152	196,059
5.00% 6/1/40	1,260,112	1,385,794
5.00% 9/1/40	126,642	137,866
5.00% 3/1/41	185,351	201,921
5.50% 8/1/33	41,557	46,979
5.50% 6/1/34	114,148	128,188
5.50% 6/1/35	76,062	85,497
5.50% 11/1/35	127,466	142,883
5.50% 1/1/37	55,812	62,356
5.50% 5/1/37	80,209	89,381
5.50% 7/1/37	37,126	41,846
5.50% 1/1/38	334,415	373,700
5.50% 2/1/38	79,682	88,898
5.50% 5/1/38	583,364	652,244
5.50% 6/1/38	20,442	22,803
5.50% 8/1/38	77,365	87,203
5.50% 12/1/38	87,442	98,016
5.50% 8/1/39	128,568	143,744
5.50% 12/1/39	657,298	730,159
5.50% 3/1/40	411,908	457,872
5.50% 4/1/40	1,106,388	1,233,644
5.50% 5/1/40	291,337	324,988
5.50% 6/1/41	74,746	83,416
6.00% 11/1/28	15,450	17,713
6.00% 7/1/33	16,401	18,892
6.00% 8/1/36	19,937	22,687
6.00% 11/1/36	51,362	58,155
6.00% 4/1/37	809	922
6.00% 5/1/37	118,733	134,779
6.00% 8/1/37	258,375	293,132
6.00% 9/1/37	130,569	148,726
6.00% 10/1/37	34,783	39,296
6.00% 11/1/37	190,574	215,997
6.00% 12/1/37	13,798	15,597
6.00% 1/1/38	163,888	185,148
6.00% 4/1/38	12,989	14,691
6.00% 6/1/38	26,967	30,488
6.00% 7/1/38	38,045	43,073
6.00% 8/1/38	59,645	67,479
6.00% 9/1/38	25,677	29,058
6.00% 10/1/38	77,305	87,339
6.00% 11/1/38	20,841	23,545
6.00% 3/1/39	36,291	41,064
6.00% 5/1/40	973,893	1,105,019
6.00% 7/1/40	1,258,522	1,427,414
6.50% 11/1/36	174,122	196,667
6.50% 8/1/37	95,121	108,455
6.50% 10/1/37	24,853	28,587
6.50% 6/1/38	43,109	48,690

LVIP SSGA Bond Index Fund–10

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.50% 4/1/39	105,909	$119,814
Freddie Mac S.F. 30 yr TBA
3.00% 1/1/47	4,000,000	3,971,898
3.50% 1/1/47	7,975,000	8,165,945
4.00% 1/1/47	3,000,000	3,150,996
GNMA I S.F. 30 yr
3.00% 9/15/42	1,524,612	1,542,736
3.00% 11/15/42	1,461,197	1,482,942
3.00% 12/15/42	429,836	436,232
3.00% 2/15/45	897,212	908,892
3.50% 10/15/40	257,490	268,022
3.50% 1/15/41	93,127	96,936
3.50% 7/15/41	76,296	79,974
3.50% 10/15/41	641,336	669,153
3.50% 3/15/42	47,522	49,466
3.50% 6/15/42	2,650,177	2,757,759
3.50% 10/15/42	245,657	256,159
4.00% 6/15/39	94,315	100,122
4.00% 4/15/40	2,223,270	2,361,464
4.00% 8/15/40	551,365	586,339
4.00% 10/15/40	655,223	700,893
4.00% 12/15/40	983,644	1,057,705
4.00% 1/15/41	943,947	1,015,364
4.00% 9/15/41	377,023	401,581
4.50% 2/15/39	184,342	199,442
4.50% 3/15/39	1,086,462	1,176,691
4.50% 4/15/39	110,872	120,145
4.50% 5/15/39	95,305	104,320
4.50% 6/15/39	216,557	234,314
4.50% 7/15/39	392,931	425,923
4.50% 8/15/39	62,706	67,973
4.50% 9/15/39	307,399	332,607
4.50% 10/15/39	1,054,101	1,164,607
4.50% 11/15/39	505,390	550,174
4.50% 12/15/39	269,141	292,013
4.50% 1/15/40	1,032,689	1,124,284
4.50% 4/15/40	187,514	202,878
4.50% 5/15/40	277,549	303,888
4.50% 6/15/40	749,475	811,333
4.50% 8/15/40	303,820	329,201
4.50% 9/15/40	174,002	189,640
4.50% 1/15/41	472,355	523,775
4.50% 2/15/41	2,150,435	2,344,986
4.50% 3/15/41	255,527	276,854
4.50% 6/15/41	233,138	252,955
4.50% 7/15/41	29,253	31,710
5.00% 3/15/35	74,099	82,446
5.00% 3/15/38	23,105	25,501
5.00% 4/15/38	20,739	22,707
5.00% 5/15/38	3,397	3,719
5.00% 8/15/38	2,713	2,968

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.00% 1/15/39	205,325	$226,541
5.00% 4/15/39	256,912	283,523
5.00% 5/15/39	956,755	1,056,864
5.00% 6/15/39	900,447	1,000,120
5.00% 9/15/39	1,850,050	2,059,507
5.00% 10/15/39	154,115	168,487
5.00% 11/15/39	465,736	518,319
5.00% 1/15/40	1,096,733	1,217,272
5.00% 2/15/40	593,769	660,534
5.00% 4/15/40	453,820	499,116
5.00% 7/15/40	426,589	470,773
5.50% 10/15/33	228,597	258,671
5.50% 4/15/37	54,252	61,034
5.50% 7/15/37	23,105	25,865
5.50% 1/15/38	284,728	317,747
5.50% 2/15/38	248,681	279,939
5.50% 7/15/38	102,816	115,664
5.50% 8/15/38	35,265	39,419
5.50% 9/15/38	486,357	542,528
5.50% 12/15/38	341,033	381,172
5.50% 1/15/39	190,686	213,043
5.50% 5/15/39	251,108	280,756
5.50% 7/15/39	5,882	6,600
5.50% 10/15/39	262,596	293,527
5.50% 12/15/39	76,870	85,925
5.50% 4/15/40	520,804	583,834
5.50% 2/15/41	66,774	74,640
6.00% 5/15/37	121,230	138,252
6.00% 1/15/38	104,791	118,861
6.00% 3/15/38	4,124	4,676
6.00% 5/15/38	195,055	223,744
6.00% 7/15/38	123,465	139,975
6.00% 8/15/38	80,271	91,106
6.00% 10/15/38	46,576	52,800
6.00% 11/15/38	100,902	114,389
6.00% 12/15/38	137,529	155,925
6.00% 1/15/39	48,739	55,311
6.00% 5/15/39	7,380	8,375
6.00% 6/15/39	6,100	6,917
6.00% 8/15/39	8,003	9,075
6.00% 10/15/39	9,442	10,834
6.00% 6/15/40	7,352	8,344
6.00% 12/15/40	670,355	759,937
6.50% 3/15/38	2,209	2,523
6.50% 5/15/38	24,169	27,608
6.50% 7/15/38	98,587	112,613
6.50% 9/15/38	5,538	6,326
6.50% 10/15/38	20,992	24,363
6.50% 2/15/39	154,827	178,169
6.50% 8/15/39	16,819	19,212
GNMA II S.F. 30 yr
3.00% 9/20/42	2,291,269	2,329,747

LVIP SSGA Bond Index Fund–11

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.00% 11/20/42	1,160,250	$1,179,734
3.00% 12/20/42	1,823,539	1,854,163
3.00% 1/20/43	1,788,205	1,818,235
3.00% 2/20/43	2,497,319	2,534,801
3.00% 3/20/43	4,046,213	4,110,307
3.00% 6/20/43	1,604,815	1,631,768
3.00% 9/20/43	2,781,036	2,827,745
3.00% 12/20/44	2,414,998	2,448,732
3.00% 3/20/45	2,523,523	2,558,773
3.00% 4/20/45	2,072,528	2,101,478
3.00% 6/20/45	3,299,812	3,345,906
3.00% 8/20/45	3,681,062	3,732,481
3.00% 12/20/45	857,743	869,724
3.00% 5/20/46	3,697,081	3,748,724
3.00% 9/20/46	4,152,915	4,210,925
3.00% 10/20/46	4,202,577	4,261,281
3.00% 11/20/46	3,392,502	3,439,890
3.50% 4/20/42	843,913	881,002
3.50% 6/20/42	2,526,691	2,640,056
3.50% 10/20/42	999,328	1,043,618
3.50% 12/20/42	2,052,593	2,143,567
3.50% 2/20/43	3,423,962	3,575,719
3.50% 3/20/43	2,512,117	2,624,979
3.50% 5/20/43	2,518,293	2,629,777
3.50% 9/20/43	3,078,552	3,214,700
3.50% 1/20/44	3,484,039	3,631,609
3.50% 10/20/44	2,883,777	3,001,640
3.50% 12/20/44	2,096,954	2,183,922
3.50% 3/20/45	1,924,597	2,002,735
3.50% 4/20/45	9,524,771	9,915,707
3.50% 6/20/45	3,749,036	3,901,373
3.50% 10/20/45	3,717,892	3,868,745
3.50% 11/20/45	2,379,633	2,476,265
3.50% 12/20/45	809,645	842,538
3.50% 3/20/46	3,358,800	3,495,290
3.50% 5/20/46	6,327,641	6,584,779
3.50% 6/20/46	7,881,102	8,201,371
3.50% 7/20/46	3,943,710	4,103,975
4.00% 5/20/39	1,028,746	1,096,757
4.00% 8/20/40	582,018	625,931
4.00% 10/20/41	108,798	115,932
4.00% 11/20/41	1,865,052	1,987,104
4.00% 12/20/41	743,624	792,194
4.00% 5/20/42	1,694,574	1,806,708
4.00% 7/20/42	1,062,045	1,133,529
4.00% 8/20/42	799,715	853,506
4.00% 8/20/43	1,413,295	1,503,534
4.00% 3/20/44	2,063,217	2,192,963
4.00% 8/20/44	2,741,307	2,913,679
4.00% 10/20/44	804,398	854,978
4.00% 12/20/44	2,823,027	3,000,537
4.00% 1/20/45	581,769	618,350

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.00% 2/20/45	1,492,000	$1,585,815
4.00% 8/20/45	1,295,463	1,377,627
4.00% 9/20/45	1,863,157	1,980,311
4.00% 10/20/45	2,720,336	2,894,072
4.00% 11/20/45	1,717,448	1,825,440
4.00% 1/20/46	372,835	396,278
4.00% 6/20/46	1,817,282	1,931,551
4.50% 7/20/41	2,659,624	2,858,697
4.50% 12/20/43	1,738,773	1,857,600
4.50% 1/20/44	1,491,306	1,593,222
4.50% 3/20/44	1,125,829	1,215,824
4.50% 4/20/45	992,807	1,060,655
5.00% 4/20/43	1,281,439	1,382,680
GNMA II S.F. 30 yr TBA
3.00% 1/1/47	11,175,000	11,314,905
3.50% 1/1/47	13,250,000	13,773,530
4.00% 1/1/47	2,000,000	2,123,945

Total Agency Mortgage-Backed Securities (Cost $826,423,168)		828,392,310

AGENCY OBLIGATIONS–2.41%
Federal Farm Credit Banks
0.75% 4/18/18	1,500,000	1,488,833
1.10% 6/1/18	1,000,000	999,379
Federal Home Loan Banks
0.875% 8/5/19	2,000,000	1,972,448
1.125% 7/14/21	2,000,000	1,931,790
1.25% 1/16/19	7,000,000	6,999,664
1.83% 7/29/20	1,000,000	993,392
4.125% 3/13/20	400,000	431,311
4.625% 9/11/20	1,000,000	1,104,406
5.375% 5/15/19	1,000,000	1,093,674
5.50% 7/15/36	300,000	394,288
Federal Home Loan Mortgage
0.75% 1/12/18	1,000,000	998,064
0.875% 3/7/18	1,250,000	1,248,524
1.00% 5/11/18	1,500,000	1,496,935
1.05% 2/26/18	1,500,000	1,499,841
1.25% 8/1/19	500,000	498,131
1.25% 10/2/19	1,000,000	994,552
1.30% 8/28/19	2,000,000	1,991,842
1.33% 12/30/20	1,000,000	964,932
1.375% 5/1/20	2,600,000	2,581,093
1.75% 5/30/19	500,000	504,889
2.00% 7/30/19	100,000	101,327
2.375% 1/13/22	4,500,000	4,577,071
3.75% 3/27/19	700,000	737,648
4.875% 6/13/18	1,150,000	1,212,529
6.25% 7/15/32	750,000	1,033,787
6.75% 9/15/29	100,000	138,409
6.75% 3/15/31	300,000	422,816

LVIP SSGA Bond Index Fund–12

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
0.875% 2/8/18	1,000,000	$999,429
0.875% 5/21/18	1,750,000	1,745,343
1.00% 5/21/18	100,000	99,521
1.00% 8/28/19	7,000,000	6,924,946
1.00% 10/24/19	1,000,000	986,584
1.125% 7/20/18	4,000,000	4,000,676
1.25% 2/26/19	2,000,000	1,995,498
1.75% 1/30/19	1,100,000	1,107,957
1.75% 9/12/19	1,000,000	1,009,898
1.875% 9/18/18	1,000,000	1,011,760
2.125% 4/24/26	3,265,000	3,091,550
2.625% 9/6/24	2,085,000	2,107,370
5.625% 7/15/37	100,000	133,629
6.25% 5/15/29	500,000	663,669
6.625% 11/15/30	300,000	417,946
7.125% 1/15/30	500,000	714,482
7.25% 5/15/30	500,000	725,541
8.95% 2/12/18	1,000,000	1,083,175
Financing 9.40% 2/8/18	480,000	522,937
Tennessee Valley Authority
3.875% 2/15/21	400,000	430,653
4.625% 9/15/60	150,000	167,255
4.65% 6/15/35	500,000	582,698
4.70% 7/15/33	200,000	235,545
5.25% 9/15/39	1,025,000	1,290,161
5.375% 4/1/56	200,000	250,801
5.88% 4/1/36	75,000	99,125
6.15% 1/15/38	100,000	136,991
7.125% 5/1/30	100,000	142,656

Total Agency Obligations (Cost $70,136,486)		71,089,371

CORPORATE BONDS–26.82%
Aerospace & Defense–0.40%
Boeing
1.65% 10/30/20	100,000	98,136
1.875% 6/15/23	250,000	238,659
2.20% 10/30/22	100,000	98,273
2.50% 3/1/25	50,000	48,491
2.60% 10/30/25	100,000	97,304
3.30% 3/1/35	100,000	93,766
3.50% 3/1/45	25,000	23,270
4.875% 2/15/20	200,000	217,532
6.00% 3/15/19	100,000	109,236
6.125% 2/15/33	50,000	64,156
6.875% 3/15/39	100,000	141,558
Boeing Capital 4.70% 10/27/19	300,000	323,773
General Dynamics
1.875% 8/15/23	150,000	142,736
2.125% 8/15/26	150,000	138,746
2.25% 11/15/22	250,000	247,183

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Honeywell International
1.40% 10/30/19	200,000	$198,232
1.85% 11/1/21	200,000	195,580
2.50% 11/1/26	200,000	189,552
3.35% 12/1/23	200,000	205,860
4.25% 3/1/21	50,000	54,100
5.375% 3/1/41	65,000	79,476
5.70% 3/15/36	150,000	183,993
5.70% 3/15/37	100,000	123,435
L3 Communications
3.85% 12/15/26	75,000	74,704
3.95% 5/28/24	154,000	156,869
4.75% 7/15/20	100,000	106,394
4.95% 2/15/21	100,000	106,929
Lockheed Martin
1.85% 11/23/18	90,000	90,400
2.50% 11/23/20	150,000	151,404
2.90% 3/1/25	300,000	294,237
3.10% 1/15/23	50,000	50,614
3.35% 9/15/21	100,000	103,380
3.55% 1/15/26	250,000	255,908
3.60% 3/1/35	150,000	142,967
3.80% 3/1/45	500,000	475,512
4.07% 12/15/42	279,000	276,482
4.25% 11/15/19	200,000	213,151
4.50% 5/15/36	40,000	42,664
4.70% 5/15/46	109,000	119,046
4.85% 9/15/41	100,000	110,460
Northrop Grumman
1.75% 6/1/18	150,000	150,464
3.20% 2/1/27	100,000	99,151
3.25% 8/1/23	350,000	357,335
3.50% 3/15/21	100,000	103,855
5.05% 11/15/40	100,000	111,799
Northrop Grumman Systems
7.75% 2/15/31	150,000	209,056
Precision Castparts
1.25% 1/15/18	200,000	199,634
2.50% 1/15/23	200,000	197,145
3.25% 6/15/25	100,000	100,893
3.90% 1/15/43	50,000	49,440
4.20% 6/15/35	100,000	104,946
4.375% 6/15/45	100,000	105,434
Raytheon
2.50% 12/15/22	125,000	124,478
3.125% 10/15/20	200,000	206,589
4.40% 2/15/20	100,000	106,791
4.70% 12/15/41	200,000	220,713
6.40% 12/15/18	50,000	54,654
7.20% 8/15/27	100,000	134,493
Rockwell Collins
3.70% 12/15/23	150,000	153,684

LVIP SSGA Bond Index Fund–13

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Rockwell Collins (continued)
4.80% 12/15/43	100,000	$105,289
5.25% 7/15/19	50,000	53,701
Spirit AeroSystems 3.85% 6/15/26	75,000	74,137
United Technologies
1.50% 11/1/19	150,000	148,957
f1.778% 5/4/18	250,000	250,136
1.95% 11/1/21	150,000	147,141
2.65% 11/1/26	85,000	81,725
3.10% 6/1/22	409,000	420,700
3.75% 11/1/46	100,000	95,419
4.15% 5/15/45	250,000	253,123
4.50% 4/15/20	210,000	226,733
4.50% 6/1/42	400,000	429,154
5.40% 5/1/35	200,000	234,466
6.05% 6/1/36	150,000	188,226
6.125% 7/15/38	200,000	254,917

		11,838,546

Air Freight & Logistics–0.11%
FedEx
2.625% 8/1/22	55,000	54,888
3.20% 2/1/25	200,000	199,963
3.25% 4/1/26	150,000	149,266
3.875% 8/1/42	100,000	91,627
4.00% 1/15/24	120,000	126,682
4.10% 4/15/43	100,000	93,758
4.10% 2/1/45	200,000	188,027
4.55% 4/1/46	150,000	151,763
4.75% 11/15/45	350,000	363,915
4.90% 1/15/34	60,000	64,144
8.00% 1/15/19	100,000	111,983
JB Hunt Transport Services
3.85% 3/15/24	150,000	152,388
United Parcel Service
2.40% 11/15/26	150,000	142,001
2.45% 10/1/22	125,000	124,583
3.125% 1/15/21	350,000	361,943
3.40% 11/15/46	150,000	138,649
3.625% 10/1/42	75,000	71,696
4.875% 11/15/40	55,000	63,043
5.125% 4/1/19	200,000	214,848
6.20% 1/15/38	255,000	336,115

		3,201,282

Airlines–0.08%
American Airlines Pass Through Trust
tSeries 2013-2 Class A 4.95% 1/15/23	319,645	341,222
tSeries 2015-1 Class A 3.375% 5/1/27	92,923	91,645
tSeries 2016-2 Class AA 3.20% 6/15/28	500,000	486,875
tSeries 2016-3 Class AA
3.00% 10/15/28	60,000	57,682

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Airlines (continued)
Continental Airlines Pass Through Trust
tSeries 2010-1 Class A 4.75% 1/12/21	69,290	$73,188
tSeries 2012-1 Class A 4.15% 4/11/24	206,934	212,624
tDelta Air Lines Pass Through Trust Series 2015-1 Class AA 3.625% 7/30/27	91,036	94,109
tHawaiian Airlines Pass Through Certificates Series 2013-1 Class A 3.90% 1/15/26	34,691	35,428
Southwest Airlines
2.65% 11/5/20	100,000	100,342
2.75% 11/6/19	50,000	50,950
3.00% 11/15/26	100,000	94,454
tSpirit Airlines Pass Through Trust Series 2015-1 Class A 4.10% 4/1/28	24,151	24,669
United Airlines Pass Through Trust
tSeries 2014-2 Class A 3.75% 9/3/26	188,465	189,642
tSeries 2015-1 Class AA 3.45% 12/1/27	170,769	169,062
tSeries 2016-1 Class A 3.45% 7/7/28	95,000	92,506
tSeries 2016-1 Class AA 3.10% 7/7/28	100,000	96,625
US Airways Pass Through Trust
tSeries 2012-1 Class A 5.90% 10/1/24	38,689	43,138
tSeries 2012-2 Class A 4.625% 6/3/25	76,457	81,140
tSeries 2013-1 Class A 3.95% 11/15/25	83,907	86,013

		2,421,314

Auto Components–0.02%
Delphi Automotive
3.15% 11/19/20	50,000	50,846
4.25% 1/15/26	100,000	103,722
Lear 5.25% 1/15/25	225,000	237,656
Magna International 3.625% 6/15/24	200,000	201,596

		593,820

Automobiles–0.12%
Daimler Finance North America 8.50% 1/18/31	200,000	301,654
Ford Motor
4.346% 12/8/26	500,000	506,241
4.75% 1/15/43	400,000	381,146
5.291% 12/8/46	300,000	305,034
7.45% 7/16/31	650,000	817,720
General Motors
6.25% 10/2/43	600,000	665,545
6.60% 4/1/36	305,000	349,599
6.75% 4/1/46	75,000	88,255
Harley-Davidson
3.50% 7/28/25	50,000	50,115
4.625% 7/28/45	50,000	49,507

		3,514,816

LVIP SSGA Bond Index Fund–14

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Banks–2.81%
Australia & New Zealand Banking Group
1.45% 5/15/18	250,000	$248,917
1.60% 7/15/19	250,000	246,881
2.05% 9/23/19	250,000	249,087
2.30% 6/1/21	250,000	246,272
2.55% 11/23/21	250,000	248,159
2.70% 11/16/20	250,000	251,187
3.70% 11/16/25	250,000	259,838
Banco Bilbao Vizcaya Argentaria
3.00% 10/20/20	200,000	201,191
Bancolombia 5.95% 6/3/21	200,000	217,560
Bank of America North America
1.75% 6/5/18	500,000	500,083
2.05% 12/7/18	750,000	754,230
6.00% 10/15/36	400,000	484,079
Bank of Montreal
1.35% 8/28/18	100,000	99,550
1.45% 4/9/18	500,000	498,913
1.50% 7/18/19	190,000	187,581
1.80% 7/31/18	200,000	200,172
1.90% 8/27/21	250,000	242,416
2.10% 12/12/19	100,000	100,042
2.55% 11/6/22	300,000	296,580
Bank of Nova Scotia
1.45% 4/25/18	250,000	249,337
1.65% 6/14/19	500,000	495,595
1.85% 4/14/20	500,000	493,891
1.875% 4/26/21	300,000	292,855
1.95% 1/15/19	350,000	350,443
2.35% 10/21/20	150,000	149,543
2.45% 3/22/21	150,000	149,474
2.80% 7/21/21	550,000	554,514
4.50% 12/16/25	150,000	154,376
Bank One 8.00% 4/29/27	100,000	130,877
Barclays Bank 5.14% 10/14/20	200,000	211,402
BB&T
2.05% 6/19/18	350,000	351,879
2.05% 5/10/21	250,000	245,514
2.45% 1/15/20	700,000	705,785
BNP Paribas
2.70% 8/20/18	300,000	303,976
3.25% 3/3/23	500,000	504,981
4.25% 10/15/24	200,000	200,741
5.00% 1/15/21	300,000	327,471
BPCE
2.25% 1/27/20	550,000	546,328
2.50% 12/10/18	250,000	252,265
2.50% 7/15/19	250,000	251,616
3.375% 12/2/26	250,000	245,082
Branch Banking & Trust
2.30% 10/15/18	250,000	252,552
3.625% 9/16/25	250,000	254,456

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Canadian Imperial Bank of Commerce
1.55% 1/23/18	200,000	$200,037
1.60% 9/6/19	200,000	198,174
Capital One 2.40% 9/5/19	300,000	300,855
Capital One Financial
2.45% 4/24/19	350,000	352,406
3.20% 2/5/25	150,000	145,641
3.50% 6/15/23	600,000	603,134
4.20% 10/29/25	200,000	201,030
4.75% 7/15/21	100,000	108,268
Citizens Bank 2.55% 5/13/21	250,000	248,720
Citizens Financial Group
2.375% 7/28/21	30,000	29,451
4.30% 12/3/25	150,000	152,651
4.35% 8/1/25	300,000	301,931
Comerica
2.125% 5/23/19	50,000	49,956
3.80% 7/22/26	60,000	59,195
Comerica Bank 4.00% 7/27/25	250,000	250,737
Commonwealth Bank of Australia
1.75% 11/2/18	250,000	249,448
2.05% 3/15/19	250,000	249,792
2.25% 3/13/19	250,000	251,043
2.30% 9/6/19	250,000	250,845
2.50% 9/20/18	800,000	809,433
2.55% 3/15/21	250,000	249,257
Compass Bank 3.875% 4/10/25	250,000	238,325
Cooperatieve Rabobank
1.375% 8/9/19	400,000	393,832
1.70% 3/19/18	250,000	250,067
2.25% 1/14/19	300,000	301,695
2.50% 1/19/21	250,000	250,103
3.375% 5/21/25	500,000	507,869
3.75% 7/21/26	250,000	245,549
3.875% 2/8/22	250,000	264,137
3.95% 11/9/22	250,000	257,514
4.50% 1/11/21	550,000	591,374
4.625% 12/1/23	350,000	368,776
5.25% 5/24/41	150,000	174,963
5.25% 8/4/45	250,000	272,661
Credit Suisse New York
1.70% 4/27/18	250,000	249,497
2.30% 5/28/19	250,000	250,699
3.625% 9/9/24	700,000	705,381
4.375% 8/5/20	200,000	211,078
5.30% 8/13/19	100,000	107,943
6.00% 2/15/18	500,000	520,193
Discover Bank
2.00% 2/21/18	250,000	250,024
2.60% 11/13/18	455,000	459,144
4.20% 8/8/23	250,000	260,832

LVIP SSGA Bond Index Fund–15

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Fifth Third Bancorp
2.875% 7/27/20	500,000	$506,750
3.50% 3/15/22	200,000	205,450
4.30% 1/16/24	250,000	257,415
8.25% 3/1/38	100,000	139,815
Fifth Third Bank
2.25% 6/14/21	500,000	494,627
2.30% 3/15/19	200,000	201,411
HSBC Bank USA
5.625% 8/15/35	500,000	569,485
5.875% 11/1/34	100,000	116,625
7.00% 1/15/39	100,000	132,387
HSBC Holdings
2.65% 1/5/22	250,000	244,235
2.95% 5/25/21	500,000	500,117
3.40% 3/8/21	250,000	254,367
3.60% 5/25/23	500,000	503,327
3.90% 5/25/26	1,095,000	1,103,770
4.00% 3/30/22	500,000	517,539
4.25% 3/14/24	300,000	305,308
4.30% 3/8/26	250,000	259,511
4.375% 11/23/26	375,000	378,537
5.10% 4/5/21	300,000	324,398
6.10% 1/14/42	200,000	249,247
6.50% 5/2/36	200,000	247,374
6.50% 9/15/37	200,000	248,704
6.80% 6/1/38	200,000	254,060
HSBC USA
1.625% 1/16/18	500,000	499,202
2.00% 8/7/18	150,000	149,997
2.25% 6/23/19	300,000	300,268
2.75% 8/7/20	100,000	100,249
3.50% 6/23/24	800,000	804,171
5.00% 9/27/20	300,000	318,875
Huntington Bancshares
2.30% 1/14/22	100,000	97,103
2.60% 8/2/18	250,000	252,527
Huntington National Bank
2.20% 11/6/18	250,000	250,815
2.40% 4/1/20	250,000	248,953
2.875% 8/20/20	250,000	252,438
Industrial & Commercial Bank of China
3.231% 11/13/19	500,000	512,921
Intesa Sanpaolo
3.875% 1/16/18	300,000	304,064
3.875% 1/15/19	600,000	611,048
#Itau CorpBanca 144A 3.875% 9/22/19	300,000	309,782
JPMorgan Chase Bank 1.65% 9/23/19	250,000	247,611
KeyBank
1.60% 8/22/19	250,000	246,671
1.65% 2/1/18	250,000	250,185
2.35% 3/8/19	250,000	251,516

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
KeyBank (continued)
2.50% 11/22/21	250,000	$248,575
3.18% 5/22/22	300,000	303,333
KeyCorp
2.90% 9/15/20	195,000	197,484
5.10% 3/24/21	300,000	328,374
Manufacturers & Traders Trust
2.25% 7/25/19	350,000	352,914
2.30% 1/30/19	250,000	251,917
MUFG Union Bank 2.625% 9/26/18	250,000	252,793
National Australia Bank
1.375% 7/12/19	250,000	245,596
1.875% 7/12/21	250,000	242,129
2.50% 7/12/26	250,000	232,436
2.625% 7/23/20	250,000	251,617
3.00% 1/20/23	500,000	499,584
National Bank of Canada
2.10% 12/14/18	250,000	251,123
National City 6.875% 5/15/19	100,000	110,129
PNC Bank
1.45% 7/29/19	250,000	246,691
1.50% 2/23/18	300,000	299,674
1.70% 12/7/18	250,000	249,618
1.80% 11/5/18	250,000	250,518
1.95% 3/4/19	250,000	250,339
2.15% 4/29/21	250,000	246,848
2.30% 6/1/20	250,000	250,015
2.45% 11/5/20	250,000	250,593
2.60% 7/21/20	250,000	252,275
2.70% 11/1/22	250,000	246,301
3.25% 6/1/25	250,000	249,834
4.20% 11/1/25	500,000	528,895
6.875% 4/1/18	150,000	158,964
PNC Financial Services Group
3.30% 3/8/22	300,000	308,627
5.125% 2/8/20	100,000	108,242
6.70% 6/10/19	150,000	166,480
Regions Bank 2.25% 9/14/18	250,000	250,919
Regions Financial 3.20% 2/8/21	100,000	101,510
Royal Bank of Canada
1.50% 7/29/19	650,000	642,021
1.625% 4/15/19	500,000	497,405
1.80% 7/30/18	150,000	150,515
2.00% 12/10/18	500,000	501,516
2.15% 3/15/19	200,000	200,852
2.15% 3/6/20	250,000	248,777
2.20% 7/27/18	150,000	151,036
2.20% 9/23/19	550,000	553,340
2.30% 3/22/21	900,000	894,363
2.35% 10/30/20	1,000,000	999,128
Royal Bank of Scotland Group
4.80% 4/5/26	700,000	702,089

LVIP SSGA Bond Index Fund–16

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Santander Holdings USA
2.65% 4/17/20	300,000	$297,571
2.70% 5/24/19	200,000	199,963
4.50% 7/17/25	250,000	248,873
Santander Issuances 5.179% 11/19/25	200,000	202,237
Santander UK
2.00% 8/24/18	533,000	532,857
2.35% 9/10/19	335,000	335,341
2.50% 3/14/19	150,000	150,924
3.05% 8/23/18	250,000	254,007
Santander UK Group Holdings
2.875% 10/16/20	100,000	99,299
2.875% 8/5/21	250,000	244,689
Skandinaviska Enskilda Banken
2.625% 3/15/21	250,000	250,400
Sumitomo Mitsui Banking
2.05% 1/18/19	250,000	249,351
2.45% 1/10/19	300,000	301,731
2.45% 1/16/20	600,000	597,778
2.50% 7/19/18	250,000	252,071
2.65% 7/23/20	400,000	399,630
3.20% 7/18/22	250,000	252,349
Sumitomo Mitsui Financial Group
2.442% 10/19/21	500,000	492,213
2.934% 3/9/21	200,000	201,165
3.01% 10/19/26	500,000	479,081
3.784% 3/9/26	200,000	204,700
SunTrust Bank/Atlanta
3.30% 5/15/26	200,000	193,423
7.25% 3/15/18	200,000	212,213
SunTrust Banks
2.50% 5/1/19	450,000	454,083
2.70% 1/27/22	150,000	150,240
2.90% 3/3/21	100,000	101,510
SVB Financial Group 5.375% 9/15/20	150,000	162,665
Svenska Handelsbanken
1.50% 9/6/19	250,000	246,249
1.625% 3/21/18	250,000	249,747
1.875% 9/7/21	250,000	241,589
2.40% 10/1/20	400,000	399,365
2.45% 3/30/21	250,000	248,458
2.50% 1/25/19	250,000	252,719
Toronto-Dominion Bank
1.40% 4/30/18	650,000	648,556
1.45% 9/6/18	300,000	298,614
1.45% 8/13/19	150,000	147,901
1.80% 7/13/21	150,000	145,349
1.95% 1/22/19	250,000	250,460
2.125% 7/2/19	200,000	200,573
2.125% 4/7/21	150,000	147,796
2.25% 11/5/19	250,000	251,591
2.50% 12/14/20	200,000	200,838

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Toronto-Dominion Bank (continued)
2.625% 9/10/18	100,000	$101,557
U.S. Bancorp
1.95% 11/15/18	600,000	603,210
2.35% 1/29/21	150,000	150,429
2.375% 7/22/26	150,000	139,040
2.95% 7/15/22	200,000	201,336
3.00% 3/15/22	150,000	153,042
3.10% 4/27/26	65,000	63,357
3.60% 9/11/24	250,000	255,021
3.70% 1/30/24	250,000	260,159
U.S. Bank 1.40% 4/26/19	700,000	692,623
Wachovia
5.50% 8/1/35	150,000	166,386
5.75% 2/1/18	600,000	625,655
Wells Fargo & Co
1.50% 1/16/18	250,000	249,739
2.10% 7/26/21	400,000	389,474
2.15% 1/15/19	1,187,000	1,193,887
2.50% 3/4/21	350,000	347,611
2.55% 12/7/20	300,000	300,510
2.60% 7/22/20	1,050,000	1,056,602
3.00% 4/22/26	150,000	143,307
3.00% 10/23/26	300,000	286,078
3.30% 9/9/24	250,000	247,687
3.45% 2/13/23	250,000	251,105
3.50% 3/8/22	600,000	617,747
3.90% 5/1/45	510,000	484,954
4.10% 6/3/26	740,000	750,634
4.125% 8/15/23	300,000	310,685
4.30% 7/22/27	750,000	772,410
4.40% 6/14/46	250,000	239,843
4.60% 4/1/21	350,000	376,307
4.65% 11/4/44	225,000	221,965
4.75% 12/7/46	350,000	356,053
5.375% 11/2/43	775,000	857,224
Wells Fargo Bank
1.65% 1/22/18	250,000	250,032
1.75% 5/24/19	250,000	248,878
1.80% 11/28/18	350,000	349,947
2.15% 12/6/19	350,000	349,931
5.85% 2/1/37	450,000	531,049
6.60% 1/15/38	450,000	573,492
Wells Fargo Capital X 5.95% 12/15/36	100,000	104,500
Westpac Banking
1.55% 5/25/18	100,000	99,793
1.60% 1/12/18	250,000	249,843
1.60% 8/19/19	200,000	197,694
1.65% 5/13/19	150,000	148,574
1.95% 11/23/18	500,000	500,959
2.00% 8/19/21	200,000	194,279
2.10% 5/13/21	150,000	146,754

LVIP SSGA Bond Index Fund–17

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Westpac Banking (continued)
2.25% 7/30/18	100,000	$100,669
2.25% 1/17/19	150,000	150,624
2.30% 5/26/20	100,000	99,589
2.60% 11/23/20	150,000	150,689
2.70% 8/19/26	200,000	189,769
2.85% 5/13/26	150,000	144,058
•4.322% 11/23/31	250,000	251,799
4.875% 11/19/19	250,000	268,378

		82,966,701

Beverages–0.81%
Anheuser-Busch 6.45% 9/1/37	100,000	127,834
Anheuser-Busch InBev Finance
1.25% 1/17/18	250,000	249,840
1.90% 2/1/19	825,000	826,602
2.625% 1/17/23	450,000	441,705
2.65% 2/1/21	1,340,000	1,348,967
3.30% 2/1/23	860,000	876,419
3.65% 2/1/26	1,600,000	1,627,354
4.00% 1/17/43	100,000	95,507
4.625% 2/1/44	850,000	887,494
4.70% 2/1/36	950,000	1,002,401
4.90% 2/1/46	1,230,000	1,334,742
Anheuser-Busch InBev Worldwide
2.50% 7/15/22	450,000	443,460
3.75% 1/15/22	400,000	417,988
3.75% 7/15/42	136,000	122,801
4.375% 2/15/21	30,000	32,143
4.95% 1/15/42	300,000	327,775
5.375% 1/15/20	400,000	436,584
6.375% 1/15/40	200,000	250,236
7.75% 1/15/19	500,000	557,199
8.20% 1/15/39	200,000	301,705
Beam Suntory 1.75% 6/15/18	250,000	249,453
Brown-Forman
1.00% 1/15/18	250,000	249,119
3.75% 1/15/43	125,000	115,079
Coca-Cola
1.375% 5/30/19	150,000	149,056
1.55% 9/1/21	150,000	145,854
1.65% 3/14/18	250,000	250,895
1.65% 11/1/18	500,000	502,133
2.25% 9/1/26	200,000	188,595
2.45% 11/1/20	500,000	505,439
2.50% 4/1/23	250,000	247,583
2.55% 6/1/26	100,000	94,901
2.875% 10/27/25	100,000	98,797
3.15% 11/15/20	170,000	176,701
3.30% 9/1/21	250,000	261,043
Coca-Cola Bottling Consolidated
3.80% 11/25/25	50,000	50,302

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Coca-Cola European Partners US
3.50% 9/15/20	100,000	$103,182
4.50% 9/1/21	200,000	214,152
Coca-Cola Femsa
2.375% 11/26/18	200,000	201,575
3.875% 11/26/23	200,000	204,751
Constellation Brands
3.70% 12/6/26	100,000	98,204
3.75% 5/1/21	75,000	77,623
3.875% 11/15/19	60,000	62,253
4.25% 5/1/23	280,000	291,729
6.00% 5/1/22	90,000	101,956
Diageo Capital
2.625% 4/29/23	350,000	346,312
3.875% 4/29/43	30,000	28,648
4.828% 7/15/20	100,000	108,510
5.875% 9/30/36	100,000	121,747
Diageo Investment
2.875% 5/11/22	400,000	402,696
8.00% 9/15/22	100,000	125,066
Dr Pepper Snapple Group
2.00% 1/15/20	66,000	65,587
2.53% 11/15/21	100,000	99,531
3.13% 12/15/23	100,000	100,178
3.40% 11/15/25	150,000	150,009
3.43% 6/15/27	70,000	69,933
4.42% 12/15/46	50,000	51,161
4.50% 11/15/45	125,000	127,328
6.82% 5/1/18	50,000	53,340
Fomento Economico Mexicano
2.875% 5/10/23	150,000	143,385
4.375% 5/10/43	200,000	190,783
Molson Coors Brewing
1.45% 7/15/19	80,000	78,869
2.10% 7/15/21	100,000	97,495
3.00% 7/15/26	110,000	104,197
4.20% 7/15/46	595,000	557,007
5.00% 5/1/42	250,000	262,291
PepsiCo
1.25% 4/30/18	500,000	499,469
1.35% 10/4/19	65,000	64,532
1.50% 2/22/19	85,000	84,729
1.70% 10/6/21	150,000	145,820
2.15% 10/14/20	150,000	150,345
2.375% 10/6/26	80,000	75,832
2.75% 3/1/23	550,000	549,866
2.85% 2/24/26	90,000	88,819
3.00% 8/25/21	100,000	102,978
3.125% 11/1/20	250,000	258,157
3.45% 10/6/46	590,000	538,929
3.60% 3/1/24	779,000	813,224
3.60% 8/13/42	250,000	233,639

LVIP SSGA Bond Index Fund–18

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo (continued)
4.00% 3/5/42	100,000	$99,489
4.45% 4/14/46	120,000	128,127
4.50% 1/15/20	100,000	107,650
4.875% 11/1/40	100,000	111,022
5.00% 6/1/18	150,000	157,559
5.50% 1/15/40	150,000	180,483

		24,023,873

Biotechnology–0.38%
Amgen
1.85% 8/19/21	100,000	96,267
2.125% 5/1/20	200,000	198,284
2.20% 5/22/19	650,000	655,383
2.25% 8/19/23	200,000	188,426
2.60% 8/19/26	200,000	184,333
2.70% 5/1/22	100,000	99,140
3.125% 5/1/25	200,000	194,989
3.625% 5/15/22	100,000	103,460
3.625% 5/22/24	150,000	152,824
3.875% 11/15/21	200,000	209,584
4.10% 6/15/21	100,000	105,518
4.40% 5/1/45	300,000	288,705
4.50% 3/15/20	150,000	159,921
5.15% 11/15/41	250,000	265,222
5.65% 6/15/42	200,000	220,005
5.75% 3/15/40	200,000	225,699
6.15% 6/1/18	250,000	265,227
6.375% 6/1/37	100,000	119,935
6.40% 2/1/39	50,000	60,857
6.90% 6/1/38	150,000	192,572
Biogen
2.90% 9/15/20	250,000	253,409
3.625% 9/15/22	145,000	149,028
4.05% 9/15/25	145,000	149,553
5.20% 9/15/45	255,000	273,925
6.875% 3/1/18	100,000	105,783
Celgene
2.125% 8/15/18	110,000	110,485
2.30% 8/15/18	143,000	143,931
2.875% 8/15/20	200,000	202,464
3.25% 8/15/22	250,000	252,549
3.55% 8/15/22	300,000	308,067
3.625% 5/15/24	200,000	201,291
3.875% 8/15/25	200,000	203,223
3.95% 10/15/20	100,000	104,635
4.00% 8/15/23	100,000	104,417
4.625% 5/15/44	300,000	294,862
5.00% 8/15/45	110,000	114,808
Genzyme 5.00% 6/15/20	100,000	109,122
Gilead Sciences
1.85% 9/4/18	115,000	115,462

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences (continued)
1.95% 3/1/22	85,000	$82,301
2.55% 9/1/20	500,000	505,533
2.95% 3/1/27	300,000	287,491
3.25% 9/1/22	125,000	127,687
3.50% 2/1/25	670,000	678,101
3.65% 3/1/26	300,000	304,526
4.15% 3/1/47	380,000	361,834
4.40% 12/1/21	200,000	215,304
4.50% 4/1/21	100,000	107,796
4.50% 2/1/45	80,000	80,123
4.60% 9/1/35	200,000	207,823
4.75% 3/1/46	250,000	259,282
4.80% 4/1/44	400,000	416,295
5.65% 12/1/41	250,000	289,565

		11,107,026

Building Products–0.04%
CRH America 8.125% 7/15/18	125,000	136,783
Fortune Brands Home & Security
3.00% 6/15/20	50,000	50,361
4.00% 6/15/25	50,000	51,512
Johnson Controls International
f3.625% 7/2/24	107,000	108,683
3.90% 2/14/26	75,000	77,395
4.25% 3/1/21	60,000	63,425
f4.95% 7/2/64	94,000	88,043
5.00% 3/30/20	100,000	107,673
5.125% 9/14/45	75,000	80,101
5.70% 3/1/41	70,000	79,629
Lennox International 3.00% 11/15/23	25,000	24,310
Martin Marietta Materials 4.25% 7/2/24	55,000	55,967
Masco 4.375% 4/1/26	60,000	60,900
Owens Corning
4.20% 12/15/22	212,000	220,447
7.00% 12/1/36	100,000	118,905

		1,324,134

Capital Markets–2.30%
Affiliated Managers Group 4.25% 2/15/24	100,000	100,675
Ameriprise Financial
2.875% 9/15/26	100,000	95,559
5.30% 3/15/20	200,000	216,878
7.30% 6/28/19	200,000	224,562
Apollo Investment 5.25% 3/3/25	50,000	48,738
Ares Capital
3.625% 1/19/22	150,000	145,580
3.875% 1/15/20	30,000	30,440
4.875% 11/30/18	100,000	103,697
Bank of New York Mellon
1.30% 1/25/18	600,000	599,579

LVIP SSGA Bond Index Fund–19

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Bank of New York Mellon (continued)
2.10% 8/1/18	500,000	$504,099
2.10% 1/15/19	200,000	200,941
2.15% 2/24/20	150,000	149,626
2.20% 8/16/23	100,000	95,496
2.30% 9/11/19	500,000	504,310
2.45% 11/27/20	150,000	150,138
2.45% 8/17/26	250,000	232,594
2.60% 8/17/20	100,000	100,779
3.00% 2/24/25	100,000	98,442
3.00% 10/30/28	55,000	52,373
3.55% 9/23/21	200,000	208,427
3.95% 11/18/25	100,000	105,201
4.15% 2/1/21	100,000	106,091
5.45% 5/15/19	100,000	107,933
Barclays
2.75% 11/8/19	1,000,000	999,503
2.875% 6/8/20	500,000	496,527
3.20% 8/10/21	250,000	247,310
3.25% 1/12/21	200,000	200,765
4.375% 1/12/26	200,000	202,954
5.20% 5/12/26	500,000	510,350
5.25% 8/17/45	200,000	215,453
Bear Stearns
4.65% 7/2/18	500,000	520,088
7.25% 2/1/18	300,000	317,521
BlackRock
3.375% 6/1/22	150,000	155,626
5.00% 12/10/19	100,000	108,650
Charles Schwab
1.50% 3/10/18	50,000	50,020
3.00% 3/10/25	100,000	98,223
3.225% 9/1/22	100,000	102,391
3.45% 2/13/26	70,000	70,700
4.45% 7/22/20	100,000	106,948
Deutsche Bank
2.85% 5/10/19	300,000	298,895
2.95% 8/20/20	150,000	147,789
3.125% 1/13/21	200,000	196,824
3.375% 5/12/21	300,000	297,264
3.70% 5/30/24	490,000	477,254
4.10% 1/13/26	200,000	197,324
Export-Import Bank of Korea
1.75% 5/26/19	300,000	299,352
2.375% 8/12/19	800,000	809,201
2.625% 5/26/26	300,000	283,657
2.875% 1/21/25	500,000	484,003
3.25% 11/10/25	200,000	198,994
4.00% 1/29/21	100,000	104,762
5.00% 4/11/22	250,000	276,079
5.125% 6/29/20	100,000	108,360

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Franklin Resources
2.85% 3/30/25	100,000	$97,300
4.625% 5/20/20	100,000	107,332
FS Investment
4.00% 7/15/19	100,000	100,317
4.75% 5/15/22	50,000	49,916
Goldman Sachs Group
2.00% 4/25/19	50,000	49,829
2.30% 12/13/19	1,030,000	1,029,558
2.35% 11/15/21	225,000	218,850
2.375% 1/22/18	500,000	503,102
2.55% 10/23/19	750,000	756,014
2.625% 4/25/21	75,000	74,531
2.75% 9/15/20	625,000	628,236
2.875% 2/25/21	250,000	251,395
2.90% 7/19/18	500,000	507,095
3.50% 11/16/26	500,000	489,501
3.625% 1/22/23	450,000	460,257
3.75% 5/22/25	750,000	753,260
3.85% 7/8/24	400,000	408,960
4.75% 10/21/45	150,000	158,975
5.15% 5/22/45	360,000	380,038
5.25% 7/27/21	400,000	438,843
5.375% 3/15/20	200,000	217,157
5.75% 1/24/22	750,000	844,095
5.95% 1/18/18	700,000	729,404
5.95% 1/15/27	700,000	799,309
6.00% 6/15/20	500,000	554,906
6.125% 2/15/33	250,000	302,973
6.15% 4/1/18	500,000	526,116
6.25% 2/1/41	255,000	317,166
6.45% 5/1/36	600,000	717,164
6.75% 10/1/37	800,000	990,872
7.50% 2/15/19	825,000	915,031
Invesco Finance
3.75% 1/15/26	100,000	101,454
4.00% 1/30/24	500,000	521,469
Janus Capital Group 4.875% 8/1/25	150,000	154,830
Jefferies Group
5.125% 1/20/23	150,000	157,185
6.25% 1/15/36	100,000	102,270
8.50% 7/15/19	200,000	226,963
KFW
0.875% 4/19/18	700,000	696,399
1.00% 1/26/18	1,000,000	997,695
1.00% 6/11/18	1,000,000	995,664
1.00% 7/15/19	1,000,000	985,080
1.25% 9/30/19	1,000,000	988,663
1.50% 6/15/21	700,000	681,179
1.625% 3/15/21	1,000,000	982,544
1.875% 11/30/20	500,000	498,318
2.00% 11/30/21	500,000	496,081

LVIP SSGA Bond Index Fund–20

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
KFW (continued)
2.00% 10/4/22	700,000	$687,452
2.00% 5/2/25	1,200,000	1,149,265
2.125% 1/17/23	1,000,000	986,307
2.50% 11/20/24	1,000,000	995,133
2.625% 1/25/22	400,000	407,720
2.75% 9/8/20	2,500,000	2,570,787
4.00% 1/27/20	750,000	799,843
^4.188% 4/18/36	200,000	107,285
^4.297% 6/29/37	500,000	258,041
4.375% 3/15/18	350,000	362,931
4.50% 7/16/18	800,000	838,343
4.875% 6/17/19	500,000	539,199
Korea Development Bank
1.375% 9/12/19	500,000	491,650
3.00% 3/17/19	500,000	510,801
Landwirtschaftliche Rentenbank
1.00% 4/4/18	500,000	498,406
1.375% 10/23/19	300,000	297,406
1.75% 4/15/19	1,125,000	1,129,395
Lazard Group
3.625% 3/1/27	100,000	94,961
3.75% 2/13/25	100,000	97,815
4.25% 11/14/20	106,000	111,055
Legg Mason
4.75% 3/15/26	150,000	155,548
5.625% 1/15/44	100,000	97,712
Lloyds Bank
2.70% 8/17/20	200,000	201,568
6.375% 1/21/21	300,000	342,804
Lloyds Banking Group
3.10% 7/6/21	200,000	202,900
4.582% 12/10/25	300,000	301,999
4.65% 3/24/26	200,000	202,956
Mizuho Financial Group 2.273% 9/13/21	300,000	291,498
Morgan Stanley
1.875% 1/5/18	600,000	601,042
2.125% 4/25/18	700,000	703,014
2.45% 2/1/19	170,000	171,253
2.50% 1/24/19	250,000	252,754
2.50% 4/21/21	425,000	420,805
2.625% 11/17/21	400,000	395,633
2.65% 1/27/20	500,000	502,723
3.125% 7/27/26	235,000	224,972
3.70% 10/23/24	1,125,000	1,140,319
3.75% 2/25/23	500,000	514,273
3.875% 1/27/26	265,000	268,187
3.95% 4/23/27	300,000	297,596
4.00% 7/23/25	200,000	205,373
4.10% 5/22/23	1,050,000	1,079,356
4.30% 1/27/45	500,000	500,307

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Morgan Stanley (continued)
4.35% 9/8/26	300,000	$308,030
4.875% 11/1/22	250,000	268,275
5.00% 11/24/25	175,000	187,287
5.50% 1/26/20	200,000	216,980
5.50% 7/28/21	300,000	332,779
5.625% 9/23/19	350,000	379,627
5.75% 1/25/21	650,000	721,882
6.25% 8/9/26	100,000	119,729
6.375% 7/24/42	850,000	1,096,245
6.625% 4/1/18	500,000	528,923
7.25% 4/1/32	100,000	135,835
7.30% 5/13/19	300,000	334,467
Nomura Holdings
2.75% 3/19/19	350,000	353,501
6.70% 3/4/20	83,000	92,831
Northern Trust
3.45% 11/4/20	100,000	104,468
3.95% 10/30/25	250,000	262,467
6.50% 8/15/18	850,000	913,064
Oesterreichische Kontrollbank
1.125% 5/29/18	350,000	348,757
1.375% 2/10/20	300,000	295,716
1.875% 1/20/21	900,000	890,350
OM Asset Management 4.80% 7/27/26	50,000	47,463
PennantPark Investment 4.50% 10/1/19	150,000	150,674
Prospect Capital 5.00% 7/15/19	200,000	202,625
Raymond James Financial 8.60% 8/15/19	200,000	229,582
S&P Global
#144A 2.95% 1/22/27	150,000	140,551
6.55% 11/15/37	400,000	476,674
TD Ameritrade Holding 2.95% 4/1/22	250,000	253,290
UBS 2.35% 3/26/20	700,000	697,457

		67,826,157

Chemicals–0.43%
Agrium
3.15% 10/1/22	100,000	99,548
4.125% 3/15/35	500,000	459,871
6.125% 1/15/41	245,000	279,276
6.75% 1/15/19	100,000	108,108
Air Products & Chemicals
3.35% 7/31/24	250,000	256,589
4.375% 8/21/19	50,000	53,219
Airgas
2.90% 11/15/22	150,000	150,887
3.05% 8/1/20	100,000	102,291
Albemarle 5.45% 12/1/44	500,000	539,041
Celanese US Holdings
4.625% 11/15/22	90,000	94,940
5.875% 6/15/21	70,000	77,812

LVIP SSGA Bond Index Fund–21

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Cytec Industries 3.95% 5/1/25	100,000	$94,820
Dow Chemical
4.25% 11/15/20	700,000	742,017
4.375% 11/15/42	400,000	389,770
5.25% 11/15/41	100,000	108,424
7.375% 11/1/29	125,000	164,617
8.55% 5/15/19	355,000	407,081
9.40% 5/15/39	100,000	155,606
Eastman Chemical
3.60% 8/15/22	225,000	230,995
3.80% 3/15/25	100,000	101,021
4.65% 10/15/44	70,000	69,691
4.80% 9/1/42	250,000	249,350
5.50% 11/15/19	100,000	108,252
Ecolab
2.00% 1/14/19	100,000	100,126
2.25% 1/12/20	200,000	200,087
2.70% 11/1/26	45,000	42,937
3.25% 1/14/23	100,000	101,962
3.70% 11/1/46	50,000	45,661
4.35% 12/8/21	200,000	216,372
EI du Pont de Nemours & Co.
3.625% 1/15/21	100,000	103,947
4.15% 2/15/43	100,000	94,411
4.25% 4/1/21	150,000	159,632
5.75% 3/15/19	100,000	108,423
6.00% 7/15/18	400,000	425,157
6.50% 1/15/28	150,000	182,756
FMC
3.95% 2/1/22	100,000	101,605
4.10% 2/1/24	100,000	100,541
International Flavors & Fragrances 3.20% 5/1/23	50,000	49,796
Lubrizol 8.875% 2/1/19	150,000	171,111
LYB International Finance 4.00% 7/15/23	200,000	209,259
LyondellBasell Industries
5.00% 4/15/19	500,000	528,582
6.00% 11/15/21	350,000	397,329
Methanex 5.65% 12/1/44	200,000	176,030
Monsanto
2.125% 7/15/19	400,000	399,608
2.20% 7/15/22	100,000	95,044
3.60% 7/15/42	125,000	105,319
4.70% 7/15/64	250,000	226,173
5.125% 4/15/18	25,000	26,015
5.875% 4/15/38	50,000	55,495
Mosaic
4.25% 11/15/23	125,000	126,223
5.45% 11/15/33	104,000	103,430
5.625% 11/15/43	200,000	193,393
NewMarket 4.10% 12/15/22	50,000	50,963

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Potash of Saskatchewan
3.00% 4/1/25	300,000	$283,385
4.00% 12/15/26	200,000	201,668
4.875% 3/30/20	10,000	10,639
6.50% 5/15/19	145,000	158,471
PPG Industries
2.30% 11/15/19	100,000	100,528
3.60% 11/15/20	100,000	103,668
Praxair
1.25% 11/7/18	100,000	99,571
2.20% 8/15/22	100,000	97,776
2.25% 9/24/20	250,000	249,563
2.70% 2/21/23	100,000	99,056
4.05% 3/15/21	100,000	106,363
4.50% 8/15/19	100,000	106,633
Rohm & Haas 7.85% 7/15/29	150,000	203,228
RPM International
5.25% 6/1/45	100,000	98,500
6.125% 10/15/19	100,000	109,887
Syngenta Finance 3.125% 3/28/22	100,000	99,446
Valspar
3.95% 1/15/26	250,000	250,397
7.25% 6/15/19	50,000	55,242
Westlake Chemical
3.60% 7/15/22	50,000	50,047
#144A 3.60% 8/15/26	150,000	144,564
#144A 4.625% 2/15/21	150,000	155,625
#144A 5.00% 8/15/46	100,000	99,154

		12,824,024

Commercial Services & Supplies–0.09%
Cintas No. 24.30% 6/1/21	60,000	63,743
Pitney Bowes
4.625% 3/15/24	200,000	197,301
4.75% 5/15/18	200,000	205,996
Republic Services
2.90% 7/1/26	110,000	105,668
3.20% 3/15/25	250,000	248,409
3.80% 5/15/18	100,000	102,815
4.75% 5/15/23	100,000	109,362
5.25% 11/15/21	100,000	111,302
5.50% 9/15/19	299,000	325,591
Verisk Analytics
4.00% 6/15/25	100,000	101,580
4.125% 9/12/22	100,000	104,321
Waste Management
2.40% 5/15/23	100,000	97,106
3.125% 3/1/25	100,000	100,303
3.50% 5/15/24	250,000	258,165
3.90% 3/1/35	550,000	548,577
4.10% 3/1/45	55,000	54,658

		2,734,897

LVIP SSGA Bond Index Fund–22

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Communications Equipment–0.25%
Cisco Systems
1.40% 2/28/18	400,000	$400,754
1.60% 2/28/19	275,000	274,460
1.65% 6/15/18	100,000	100,323
1.85% 9/20/21	600,000	585,973
2.20% 2/28/21	150,000	149,765
2.45% 6/15/20	100,000	101,059
2.50% 9/20/26	300,000	285,698
2.60% 2/28/23	150,000	149,005
2.90% 3/4/21	615,000	629,687
2.95% 2/28/26	150,000	148,719
3.00% 6/15/22	60,000	61,205
3.50% 6/15/25	45,000	46,664
3.625% 3/4/24	100,000	104,480
4.45% 1/15/20	300,000	321,658
4.95% 2/15/19	450,000	481,191
5.50% 1/15/40	200,000	244,151
5.90% 2/15/39	300,000	381,763
Harris
2.70% 4/27/20	30,000	29,991
3.832% 4/27/25	450,000	457,929
4.854% 4/27/35	70,000	73,766
5.054% 4/27/45	70,000	74,189
Juniper Networks
3.125% 2/26/19	50,000	50,825
4.60% 3/15/21	100,000	107,166
5.95% 3/15/41	100,000	102,616
Motorola Solutions
3.50% 3/1/23	100,000	98,700
4.00% 9/1/24	250,000	250,701
QUALCOMM
1.40% 5/18/18	196,000	196,013
2.25% 5/20/20	300,000	300,168
3.00% 5/20/22	300,000	304,211
3.45% 5/20/25	300,000	305,580
4.65% 5/20/35	200,000	211,813
4.80% 5/20/45	200,000	214,231
Telefonakaiebolaget LM Ericsson 4.125% 5/15/22	250,000	251,787

		7,496,241

Computers & Peripherals–0.03%
Cadence Design Systems 4.375% 10/15/24	75,000	73,660
NetApp 3.375% 6/15/21	150,000	152,496
Seagate HDD Cayman 3.75% 11/15/18	600,000	615,150

		841,306

Construction & Engineering–0.03%
ABB Finance USA
2.875% 5/8/22	250,000	252,744
4.375% 5/8/42	187,000	196,649

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering (continued)
Fluor 3.50% 12/15/24	100,000	$101,291
Leucadia National 5.50% 10/18/23	200,000	212,069

		762,753

Construction Materials–0.01%
Vulcan Materials 7.50% 6/15/21	250,000	295,625

		295,625

Consumer Finance–0.72%
American Express
1.55% 5/22/18	250,000	249,599
2.65% 12/2/22	115,000	113,384
4.05% 12/3/42	135,000	130,792
7.00% 3/19/18	100,000	106,300
8.125% 5/20/19	100,000	113,801
American Express Credit
1.70% 10/30/19	115,000	113,924
1.80% 7/31/18	150,000	150,226
1.875% 11/5/18	265,000	265,453
2.125% 7/27/18	500,000	503,337
2.25% 8/15/19	200,000	201,189
2.25% 5/5/21	700,000	692,084
2.60% 9/14/20	200,000	201,776
American Honda Finance
1.20% 7/12/19	150,000	147,388
1.50% 11/19/18	250,000	249,536
1.60% 7/13/18	200,000	200,481
1.65% 7/12/21	200,000	192,737
1.70% 2/22/19	50,000	49,811
1.70% 9/9/21	300,000	289,712
2.125% 10/10/18	200,000	201,616
2.45% 9/24/20	150,000	150,856
Capital One Bank USA
2.15% 11/21/18	400,000	400,898
2.25% 2/13/19	500,000	502,479
8.80% 7/15/19	200,000	229,179
Caterpillar Financial Services
1.50% 2/23/18	100,000	99,979
1.70% 6/16/18	700,000	700,767
1.70% 8/9/21	250,000	240,285
2.40% 8/9/26	100,000	94,084
2.45% 9/6/18	250,000	253,271
2.50% 11/13/20	250,000	250,281
3.30% 6/9/24	150,000	152,187
7.15% 2/15/19	200,000	221,494
Discover Financial Services
3.75% 3/4/25	100,000	97,936
3.95% 11/6/24	100,000	99,272
5.20% 4/27/22	100,000	107,860
Ford Motor Credit
2.021% 5/3/19	200,000	198,277

LVIP SSGA Bond Index Fund–23

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
Ford Motor Credit (continued)
2.24% 6/15/18	245,000	$245,419
2.375% 1/16/18	250,000	251,180
2.375% 3/12/19	200,000	199,987
2.459% 3/27/20	200,000	197,584
2.551% 10/5/18	200,000	201,210
3.096% 5/4/23	200,000	193,418
3.157% 8/4/20	300,000	302,485
3.20% 1/15/21	300,000	300,719
3.336% 3/18/21	200,000	201,584
3.664% 9/8/24	250,000	244,343
4.134% 8/4/25	300,000	300,899
5.00% 5/15/18	500,000	519,787
5.75% 2/1/21	200,000	219,517
5.875% 8/2/21	750,000	829,113
General Motors Financial
2.35% 10/4/19	250,000	247,225
2.40% 5/9/19	125,000	124,739
3.10% 1/15/19	200,000	202,221
3.15% 1/15/20	800,000	805,579
3.20% 7/13/20	200,000	200,764
3.20% 7/6/21	200,000	198,538
3.70% 11/24/20	250,000	254,537
3.70% 5/9/23	140,000	137,951
4.00% 1/15/25	600,000	586,378
4.00% 10/6/26	250,000	240,859
4.20% 3/1/21	250,000	258,177
4.30% 7/13/25	100,000	99,375
5.25% 3/1/26	200,000	210,472
HSBC Finance 6.676% 1/15/21	323,000	363,389
John Deere Capital
1.60% 7/13/18	50,000	49,995
1.70% 1/15/20	350,000	346,136
2.25% 4/17/19	200,000	202,220
2.30% 9/16/19	500,000	505,619
2.65% 6/10/26	300,000	288,743
2.80% 3/6/23	200,000	200,174
PACCAR Financial
1.20% 8/12/19	100,000	98,454
1.30% 5/10/19	130,000	128,504
1.40% 5/18/18	125,000	124,888
1.65% 8/11/21	100,000	96,138
1.75% 8/14/18	35,000	35,157
2.50% 8/14/20	50,000	50,215
Toyota Motor Credit
1.20% 4/6/18	150,000	149,361
1.40% 5/20/19	500,000	494,499
1.55% 10/18/19	150,000	148,245
1.70% 2/19/19	150,000	149,573
1.90% 4/8/21	150,000	147,061
2.10% 1/17/19	350,000	352,026
2.125% 7/18/19	200,000	200,942

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
Toyota Motor Credit (continued)
2.25% 10/18/23	150,000	$144,738
2.75% 5/17/21	250,000	253,527
3.30% 1/12/22	400,000	413,511
3.40% 9/15/21	600,000	624,482

		21,313,908

Containers & Packaging–0.03%
Avery Dennison 5.375% 4/15/20	50,000	53,220
Bemis
4.50% 10/15/21	300,000	319,360
6.80% 8/1/19	10,000	11,067
Packaging Corporation of America
3.90% 6/15/22	50,000	51,628
4.50% 11/1/23	150,000	159,111
Sonoco Products
4.375% 11/1/21	100,000	105,522
5.75% 11/1/40	100,000	112,326
WestRock RKT 4.90% 3/1/22	200,000	217,356

		1,029,590

Diversified Consumer Services–0.08%
Block Financial 4.125% 10/1/20	250,000	255,450
Board of Trustees of the Leland Stanford Junior University
3.46% 5/1/47	75,000	70,982
4.75% 5/1/19	250,000	267,529
California Institute of Technology
4.321% 8/1/45	60,000	63,231
Cornell University 5.45% 2/1/19	200,000	215,026
George Washington University
3.545% 9/15/46	100,000	85,593
4.30% 9/15/44	100,000	98,399
Massachusetts Institute of Technology
3.885% 7/1/16	55,000	47,211
5.60% 7/1/11	200,000	243,199
Metropolitan Museum of Art 3.40% 7/1/45	50,000	45,723
Northwestern University
3.688% 12/1/38	70,000	69,958
3.868% 12/1/48	100,000	97,196
President and Fellows of Harvard College
3.15% 7/15/46	100,000	89,718
3.30% 7/15/56	100,000	88,218
3.619% 10/1/37	72,000	71,624
Princeton University
4.95% 3/1/19	100,000	106,774
5.70% 3/1/39	50,000	65,785
University of Southern California 3.028% 10/1/39	200,000	178,033
William Marsh Rice University 3.574% 5/15/45	100,000	96,174

LVIP SSGA Bond Index Fund–24

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Consumer Services (continued)
Yale University 2.086% 4/15/19	100,000	$100,902

		2,356,725

Diversified Financial Services–2.06%
AerCap Ireland Capital
3.75% 5/15/19	475,000	485,094
3.95% 2/1/22	600,000	606,750
4.50% 5/15/21	450,000	467,483
4.625% 10/30/20	500,000	521,250
Air Lease
2.625% 9/4/18	100,000	100,738
3.375% 1/15/19	250,000	254,359
3.375% 6/1/21	100,000	101,489
3.875% 4/1/21	125,000	129,051
4.25% 9/15/24	300,000	305,195
Bank of America
2.00% 1/11/18	500,000	501,276
2.25% 4/21/20	250,000	248,739
2.503% 10/21/22	500,000	484,209
2.60% 1/15/19	543,000	547,911
2.625% 10/19/20	200,000	200,294
2.625% 4/19/21	350,000	347,948
3.248% 10/21/27	500,000	478,423
3.30% 1/11/23	1,000,000	1,004,700
3.50% 4/19/26	350,000	346,015
3.875% 8/1/25	400,000	407,471
3.95% 4/21/25	250,000	249,309
4.00% 4/1/24	475,000	490,654
4.10% 7/24/23	1,350,000	1,412,235
4.183% 11/25/27	250,000	250,663
4.25% 10/22/26	1,133,000	1,149,002
4.45% 3/3/26	430,000	443,963
5.00% 5/13/21	350,000	381,539
5.00% 1/21/44	650,000	714,544
5.625% 7/1/20	250,000	275,107
5.65% 5/1/18	500,000	524,049
5.875% 1/5/21	250,000	278,594
5.875% 2/7/42	218,000	264,420
6.11% 1/29/37	200,000	235,176
6.875% 4/25/18	800,000	850,596
6.875% 11/15/18	300,000	326,344
7.625% 6/1/19	300,000	337,303
7.75% 5/14/38	200,000	276,189
BGC Partners 5.125% 5/27/21	100,000	103,006
BP Capital Markets
1.375% 5/10/18	150,000	149,567
1.676% 5/3/19	60,000	59,596
2.112% 9/16/21	250,000	245,451
2.237% 5/10/19	400,000	402,561
2.241% 9/26/18	400,000	403,094
2.315% 2/13/20	650,000	650,382
2.75% 5/10/23	250,000	245,649

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
BP Capital Markets (continued)
3.017% 1/16/27	250,000	$241,576
3.119% 5/4/26	75,000	73,338
3.216% 11/28/23	150,000	151,635
3.245% 5/6/22	200,000	204,376
3.535% 11/4/24	100,000	101,599
3.723% 11/28/28	90,000	91,576
3.994% 9/26/23	250,000	263,011
4.742% 3/11/21	500,000	545,724
4.75% 3/10/19	300,000	318,119
Citigroup
1.70% 4/27/18	700,000	698,683
1.75% 5/1/18	500,000	499,097
2.05% 12/7/18	1,150,000	1,150,411
2.05% 6/7/19	250,000	249,203
2.35% 8/2/21	350,000	342,738
2.40% 2/18/20	750,000	749,038
2.50% 7/29/19	500,000	503,739
2.65% 10/26/20	350,000	350,562
2.70% 3/30/21	300,000	299,611
2.90% 12/8/21	700,000	698,907
3.20% 10/21/26	300,000	287,462
3.40% 5/1/26	550,000	535,470
3.70% 1/12/26	400,000	398,698
3.75% 6/16/24	400,000	408,043
3.875% 10/25/23	350,000	361,170
4.05% 7/30/22	107,000	110,881
4.125% 7/25/28	200,000	198,015
4.30% 11/20/26	400,000	404,459
4.45% 9/29/27	600,000	610,802
4.50% 1/14/22	730,000	779,185
4.60% 3/9/26	105,000	108,729
4.65% 7/30/45	250,000	264,574
4.75% 5/18/46	150,000	150,767
5.30% 5/6/44	167,000	180,557
5.50% 9/13/25	200,000	220,186
5.875% 2/22/33	200,000	224,001
5.875% 1/30/42	150,000	178,342
6.00% 10/31/33	100,000	113,146
6.625% 6/15/32	100,000	121,620
6.675% 9/13/43	150,000	190,790
8.125% 7/15/39	350,000	521,696
CME Group
3.00% 9/15/22	300,000	307,096
5.30% 9/15/43	100,000	117,415
Credit Suisse Group Funding Guernsey
2.75% 3/26/20	600,000	595,247
3.45% 4/16/21	300,000	302,192
3.80% 9/15/22	400,000	404,061
3.80% 6/9/23	1,000,000	1,000,311
4.55% 4/17/26	350,000	364,189
4.875% 5/15/45	400,000	412,181

LVIP SSGA Bond Index Fund–25

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
GE Capital International Funding Unlimited
2.342% 11/15/20	2,000,000	$2,000,148
4.418% 11/15/35	1,354,000	1,421,611
Intercontinental Exchange
2.75% 12/1/20	85,000	85,999
3.75% 12/1/25	85,000	87,192
4.00% 10/15/23	200,000	209,778
JPMorgan Chase & Co.
1.625% 5/15/18	250,000	249,729
1.70% 3/1/18	680,000	680,054
1.80% 1/25/18	600,000	600,757
1.85% 3/22/19	500,000	498,583
2.40% 6/7/21	350,000	347,002
2.55% 10/29/20	275,000	274,946
2.55% 3/1/21	500,000	498,721
2.70% 5/18/23	250,000	244,810
2.75% 6/23/20	800,000	807,625
2.95% 10/1/26	500,000	477,843
2.972% 1/15/23	650,000	648,356
3.20% 1/25/23	1,000,000	1,011,961
3.20% 6/15/26	450,000	440,972
3.25% 9/23/22	550,000	556,643
3.30% 4/1/26	500,000	491,859
3.375% 5/1/23	200,000	199,565
3.625% 5/13/24	250,000	254,542
3.625% 12/1/27	260,000	252,810
3.875% 2/1/24	750,000	778,005
4.125% 12/15/26	1,000,000	1,022,731
4.25% 10/15/20	750,000	794,093
4.35% 8/15/21	600,000	642,280
4.40% 7/22/20	700,000	743,916
4.95% 6/1/45	500,000	534,404
5.40% 1/6/42	200,000	234,850
5.50% 10/15/40	100,000	118,371
5.60% 7/15/41	500,000	599,181
6.00% 1/15/18	400,000	417,313
6.30% 4/23/19	200,000	218,618
6.40% 5/15/38	450,000	584,226
Mastercard
2.00% 11/21/21	100,000	99,221
2.95% 11/21/26	150,000	148,512
3.375% 4/1/24	500,000	514,791
3.80% 11/21/46	100,000	98,279
Mitsubishi UFJ Financial Group
2.527% 9/13/23	200,000	192,719
2.95% 3/1/21	400,000	402,905
3.85% 3/1/26	400,000	411,372
Moody’s 4.50% 9/1/22	250,000	268,271
MUFG Americas Holdings
1.625% 2/9/18	100,000	99,665
2.25% 2/10/20	100,000	98,979
3.00% 2/10/25	150,000	144,158

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Nasdaq
3.85% 6/30/26	45,000	$44,791
5.25% 1/16/18	60,000	62,096
5.55% 1/15/20	100,000	108,144
National Rural Utilities Cooperative Finance
1.50% 11/1/19	115,000	114,083
1.65% 2/8/19	15,000	14,990
2.30% 11/1/20	100,000	99,457
2.35% 6/15/20	300,000	300,576
2.70% 2/15/23	50,000	49,720
3.25% 11/1/25	100,000	101,531
4.023% 11/1/32	100,000	101,966
•4.75% 4/30/43	100,000	100,797
5.45% 2/1/18	25,000	26,077
8.00% 3/1/32	150,000	213,004
10.375% 11/1/18	100,000	115,352
Private Export Funding
1.875% 7/15/18	250,000	251,995
2.45% 7/15/24	250,000	243,780
3.25% 6/15/25	250,000	258,529
4.30% 12/15/21	100,000	110,128
Synchrony Financial
2.60% 1/15/19	150,000	150,830
2.70% 2/3/20	500,000	498,883
3.70% 8/4/26	200,000	192,637
4.25% 8/15/24	150,000	152,932
4.50% 7/23/25	100,000	102,894
Washington Prime Group 3.85% 4/1/20	50,000	50,124

		60,635,298

Diversified Telecommunication Services–1.04%
AT&T
1.75% 1/15/18	75,000	75,065
2.375% 11/27/18	600,000	605,522
2.45% 6/30/20	550,000	546,621
2.625% 12/1/22	500,000	480,058
2.80% 2/17/21	250,000	248,253
3.00% 2/15/22	400,000	396,562
3.00% 6/30/22	640,000	629,018
3.40% 5/15/25	550,000	531,056
3.60% 2/17/23	250,000	252,465
3.80% 3/15/22	200,000	205,269
3.875% 8/15/21	30,000	31,006
3.95% 1/15/25	225,000	225,764
4.125% 2/17/26	550,000	557,940
4.35% 6/15/45	532,000	475,866
4.45% 5/15/21	100,000	105,862
4.45% 4/1/24	300,000	313,200
4.50% 5/15/35	220,000	213,211
4.50% 3/9/48	193,000	174,114
4.60% 2/15/21	300,000	317,584

LVIP SSGA Bond Index Fund–26

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
AT&T (continued)
4.75% 5/15/46	665,000	$632,461
4.80% 6/15/44	987,000	936,090
5.00% 3/1/21	200,000	215,305
5.15% 3/15/42	150,000	149,950
5.20% 3/15/20	565,000	607,856
5.35% 9/1/40	638,000	657,437
5.50% 2/1/18	500,000	519,632
5.55% 8/15/41	40,000	41,788
5.80% 2/15/19	150,000	161,365
5.875% 10/1/19	40,000	43,745
6.00% 8/15/40	200,000	220,538
6.30% 1/15/38	200,000	228,002
6.35% 3/15/40	50,000	57,150
6.50% 9/1/37	150,000	176,943
6.55% 2/15/39	550,000	638,717
8.25% 11/15/31	360,000	501,646
British Telecommunications
2.35% 2/14/19	300,000	301,904
9.125% 12/15/30	350,000	535,206
Deutsche Telekom International Finance
6.00% 7/8/19	250,000	273,608
8.75% 6/15/30	460,000	677,768
Koninklijke KPN 8.375% 10/1/30	100,000	133,820
Orange
1.625% 11/3/19	150,000	147,716
4.125% 9/14/21	100,000	105,704
5.375% 1/13/42	100,000	112,291
9.00% 3/1/31	800,000	1,205,591
Qwest
6.75% 12/1/21	250,000	271,875
6.875% 9/15/33	213,000	203,907
Telefonica Emisiones
3.192% 4/27/18	250,000	253,677
5.134% 4/27/20	690,000	739,872
5.462% 2/16/21	140,000	152,751
5.877% 7/15/19	100,000	108,448
7.045% 6/20/36	175,000	203,693
Telefonica Europe 8.25% 9/15/30	200,000	263,193
Telefonos de Mexico 5.50% 11/15/19	100,000	108,156
TELUS 2.80% 2/16/27	100,000	93,845
Verizon Communications
1.375% 8/15/19	100,000	98,506
1.75% 8/15/21	150,000	144,053
2.625% 8/15/26	230,000	212,169
3.45% 3/15/21	800,000	826,728
3.50% 11/1/24	1,200,000	1,198,183
3.65% 9/14/18	1,150,000	1,188,457
3.85% 11/1/42	650,000	565,432
4.125% 8/15/46	35,000	31,805
4.272% 1/15/36	904,000	868,010

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications (continued)
4.40% 11/1/34	600,000	$594,004
4.50% 9/15/20	686,000	734,725
4.522% 9/15/48	1,324,000	1,274,831
4.60% 4/1/21	250,000	268,313
4.672% 3/15/55	1,182,000	1,114,797
5.05% 3/15/34	800,000	844,850
5.15% 9/15/23	950,000	1,051,956
6.00% 4/1/41	100,000	115,246
6.55% 9/15/43	1,122,000	1,406,268

		30,604,419

Electric Utilities–1.54%
Alabama Power
2.80% 4/1/25	100,000	97,489
3.75% 3/1/45	150,000	142,090
4.30% 1/2/46	150,000	155,597
5.50% 3/15/41	185,000	218,128
6.125% 5/15/38	100,000	125,314
Ameren
2.70% 11/15/20	50,000	50,313
3.65% 2/15/26	50,000	50,344
Ameren Illinois 4.80% 12/15/43	150,000	167,961
American Electric Power 2.95% 12/15/22	125,000	125,957
Appalachian Power
4.60% 3/30/21	150,000	160,790
6.70% 8/15/37	235,000	302,064
Arizona Public Service
2.20% 1/15/20	150,000	150,240
3.15% 5/15/25	100,000	100,365
4.35% 11/15/45	50,000	51,594
4.50% 4/1/42	100,000	105,258
5.05% 9/1/41	100,000	113,025
Atlantic City Electric 7.75% 11/15/18	15,000	16,610
Baltimore Gas & Electric
3.35% 7/1/23	100,000	102,452
3.50% 8/15/46	200,000	180,435
6.35% 10/1/36	100,000	127,182
Berkshire Hathaway Energy
3.75% 11/15/23	400,000	418,894
5.15% 11/15/43	200,000	225,403
5.75% 4/1/18	100,000	105,145
5.95% 5/15/37	125,000	153,613
6.125% 4/1/36	250,000	313,171
6.50% 9/15/37	100,000	130,577
Black Hills
2.50% 1/11/19	20,000	20,090
3.15% 1/15/27	100,000	95,897
3.95% 1/15/26	50,000	51,148
4.20% 9/15/46	100,000	95,724
4.25% 11/30/23	100,000	105,458

LVIP SSGA Bond Index Fund–27

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
CenterPoint Energy Houston Electric
2.25% 8/1/22	250,000	$244,660
2.40% 9/1/26	350,000	328,907
Cleco Corporate Holdings
#144A 3.743% 5/1/26	100,000	98,676
#144A 4.973% 5/1/46	70,000	71,135
Cleco Power 6.50% 12/1/35	50,000	61,567
Cleveland Electric Illuminating 5.95% 12/15/36	100,000	111,368
CMS Energy
3.00% 5/15/26	40,000	38,575
3.60% 11/15/25	100,000	101,416
4.875% 3/1/44	100,000	107,614
Commonwealth Edison
2.55% 6/15/26	100,000	95,390
3.40% 9/1/21	100,000	103,833
3.65% 6/15/46	100,000	94,224
4.00% 8/1/20	300,000	316,338
6.45% 1/15/38	100,000	131,481
Connecticut Light & Power
4.15% 6/1/45	75,000	75,651
5.65% 5/1/18	100,000	105,459
Consumers Energy
2.85% 5/15/22	100,000	101,651
3.125% 8/31/24	100,000	100,832
3.25% 8/15/46	100,000	88,523
3.375% 8/15/23	200,000	206,438
3.95% 5/15/43	150,000	147,881
5.65% 9/15/18	100,000	106,542
5.65% 4/15/20	100,000	110,199
Delmarva Power & Light
3.50% 11/15/23	150,000	154,466
4.00% 6/1/42	100,000	97,428
4.15% 5/15/45	50,000	51,365
Dominion Gas Holdings
2.50% 12/15/19	50,000	50,585
3.60% 12/15/24	25,000	25,392
4.60% 12/15/44	850,000	849,033
4.80% 11/1/43	94,000	97,770
DTE Electric
2.65% 6/15/22	50,000	50,359
3.65% 3/15/24	250,000	260,775
3.70% 6/1/46	50,000	48,227
6.625% 6/1/36	100,000	132,055
Duke Energy
1.80% 9/1/21	150,000	144,655
2.10% 6/15/18	650,000	652,983
2.65% 9/1/26	165,000	154,323
3.75% 9/1/46	190,000	171,773
4.80% 12/15/45	100,000	106,116
5.05% 9/15/19	100,000	107,872

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Duke Energy Carolinas
2.95% 12/1/26	350,000	$344,748
3.90% 6/15/21	100,000	106,206
4.00% 9/30/42	150,000	149,322
4.30% 6/15/20	100,000	106,949
5.25% 1/15/18	250,000	259,437
5.30% 2/15/40	100,000	118,868
6.10% 6/1/37	170,000	209,582
7.00% 11/15/18	100,000	109,441
Duke Energy Florida
3.85% 11/15/42	100,000	96,123
5.65% 6/15/18	150,000	158,612
6.40% 6/15/38	300,000	396,325
Duke Energy Florida Project Finance
2.538% 9/1/29	100,000	94,526
3.112% 9/1/36	100,000	91,687
Duke Energy Indiana
3.75% 5/15/46	150,000	141,453
6.12% 10/15/35	100,000	120,718
6.45% 4/1/39	130,000	170,706
Duke Energy Ohio
3.80% 9/1/23	500,000	525,263
5.45% 4/1/19	50,000	53,817
Duke Energy Progress
4.10% 3/15/43	100,000	100,228
5.30% 1/15/19	100,000	106,921
6.30% 4/1/38	250,000	323,318
Edison International 2.95% 3/15/23	250,000	247,408
El Paso Electric 5.00% 12/1/44	150,000	157,000
Emera US Finance
#144A 2.15% 6/15/19	65,000	64,931
#144A 2.70% 6/15/21	100,000	99,087
#144A 3.55% 6/15/26	100,000	98,498
#144A 4.75% 6/15/46	105,000	106,304
Enel Americas 4.00% 10/25/26	35,000	33,458
Enel Generacion Chile 4.25% 4/15/24	100,000	100,299
Entergy
2.95% 9/1/26	90,000	84,364
5.125% 9/15/20	100,000	107,881
Entergy Arkansas
3.05% 6/1/23	100,000	100,454
3.50% 4/1/26	60,000	61,213
3.70% 6/1/24	200,000	207,405
Entergy Louisiana
2.40% 10/1/26	100,000	93,433
3.25% 4/1/28	150,000	148,179
4.05% 9/1/23	150,000	157,342
4.95% 1/15/45	110,000	113,024
Entergy Mississippi
2.85% 6/1/28	50,000	47,547
3.10% 7/1/23	100,000	98,195
Entergy Texas 7.125% 2/1/19	200,000	220,206

LVIP SSGA Bond Index Fund–28

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Eversource Energy
1.45% 5/1/18	250,000	$249,259
2.50% 3/15/21	50,000	49,694
3.15% 1/15/25	100,000	98,905
3.35% 3/15/26	50,000	49,534
4.50% 11/15/19	110,000	116,836
Exelon
2.45% 4/15/21	65,000	64,284
2.85% 6/15/20	150,000	151,722
3.40% 4/15/26	100,000	98,311
4.45% 4/15/46	100,000	98,289
4.95% 6/15/35	105,000	111,731
5.10% 6/15/45	105,000	112,041
FirstEnergy
2.75% 3/15/18	100,000	100,936
4.25% 3/15/23	130,000	134,569
7.375% 11/15/31	230,000	297,171
Florida Power & Light
3.125% 12/1/25	250,000	253,040
3.80% 12/15/42	100,000	98,579
4.05% 6/1/42	150,000	153,277
5.69% 3/1/40	50,000	62,266
5.95% 2/1/38	200,000	256,844
5.96% 4/1/39	100,000	129,411
Fortis
#144A 2.10% 10/4/21	125,000	120,950
#144A 3.055% 10/4/26	200,000	187,444
Georgia Power
1.95% 12/1/18	100,000	100,434
2.40% 4/1/21	50,000	49,710
3.25% 4/1/26	50,000	50,306
4.25% 12/1/19	80,000	84,962
4.30% 3/15/42	200,000	202,855
4.30% 3/15/43	100,000	101,166
4.75% 9/1/40	100,000	105,202
5.95% 2/1/39	100,000	120,510
Great Plains Energy 4.85% 6/1/21	50,000	53,318
Hydro-Quebec
8.05% 7/7/24	250,000	328,976
8.50% 12/1/29	115,000	167,060
Iberdrola International 6.75% 7/15/36	100,000	122,665
Indiana Michigan Power 7.00% 3/15/19	100,000	110,263
Interstate Power & Light
3.40% 8/15/25	200,000	202,335
6.25% 7/15/39	130,000	165,299
ITC Holdings
3.25% 6/30/26	90,000	87,607
3.65% 6/15/24	75,000	75,290
Jersey Central Power & Light
7.35% 2/1/19	100,000	109,584
Kansas City Power & Light
3.65% 8/15/25	250,000	250,749

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Kansas City Power & Light (continued)
6.375% 3/1/18	200,000	$210,182
Kentucky Utilities
3.25% 11/1/20	100,000	103,337
4.65% 11/15/43	150,000	165,613
5.125% 11/1/40	100,000	114,710
MidAmerican Energy
2.40% 3/15/19	250,000	253,123
3.50% 10/15/24	100,000	103,467
4.40% 10/15/44	100,000	106,479
4.80% 9/15/43	250,000	277,183
5.30% 3/15/18	100,000	104,291
5.75% 11/1/35	25,000	30,345
Nevada Power
5.45% 5/15/41	60,000	70,426
6.50% 8/1/18	50,000	53,777
6.75% 7/1/37	100,000	131,626
7.125% 3/15/19	100,000	111,211
NextEra Energy Capital Holdings
1.649% 9/1/18	45,000	44,877
2.30% 4/1/19	35,000	35,286
2.40% 9/15/19	500,000	503,147
3.625% 6/15/23	100,000	101,812
4.50% 6/1/21	100,000	107,117
6.00% 3/1/19	200,000	216,389
Northern States Power
2.20% 8/15/20	100,000	100,205
2.60% 5/15/23	100,000	99,020
3.60% 5/15/46	50,000	47,458
4.00% 8/15/45	100,000	99,872
5.25% 3/1/18	100,000	104,500
5.35% 11/1/39	40,000	48,009
6.20% 7/1/37	100,000	130,088
NorthWestern 4.176% 11/15/44	150,000	150,448
NSTAR Electric 3.25% 11/15/25	100,000	100,458
Ohio Edison
6.875% 7/15/36	100,000	127,328
8.25% 10/15/38	600,000	857,157
Oklahoma Gas & Electric
4.55% 3/15/44	150,000	161,280
5.25% 5/15/41	100,000	111,689
Oncor Electric Delivery
2.95% 4/1/25	100,000	99,210
3.75% 4/1/45	100,000	96,286
4.10% 6/1/22	100,000	106,922
4.55% 12/1/41	150,000	160,704
5.30% 6/1/42	200,000	235,448
6.80% 9/1/18	100,000	108,099
7.00% 9/1/22	100,000	122,203
7.00% 5/1/32	50,000	67,893
Pacific Gas & Electric
2.95% 3/1/26	100,000	98,166

LVIP SSGA Bond Index Fund–29

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Pacific Gas & Electric (continued)
3.25% 9/15/21	200,000	$205,855
3.25% 6/15/23	250,000	255,412
3.40% 8/15/24	150,000	153,523
3.50% 6/15/25	350,000	360,280
4.00% 12/1/46	100,000	99,048
4.30% 3/15/45	210,000	215,652
5.125% 11/15/43	200,000	228,806
6.05% 3/1/34	500,000	627,519
6.25% 3/1/39	300,000	383,153
8.25% 10/15/18	200,000	222,120
PacifiCorp
2.95% 6/1/23	100,000	100,625
4.10% 2/1/42	100,000	100,657
5.75% 4/1/37	100,000	122,742
6.00% 1/15/39	100,000	127,496
6.35% 7/15/38	25,000	32,797
7.70% 11/15/31	100,000	145,133
PECO Energy
3.15% 10/15/25	500,000	500,129
5.35% 3/1/18	200,000	208,624
5.95% 10/1/36	100,000	123,203
Portland General Electric
6.10% 4/15/19	100,000	109,110
Potomac Electric Power
7.90% 12/15/38	100,000	147,876
PPL Capital Funding
3.40% 6/1/23	200,000	201,641
3.50% 12/1/22	100,000	102,400
3.95% 3/15/24	200,000	207,295
4.20% 6/15/22	150,000	158,272
PPL Electric Utilities
3.00% 9/15/21	100,000	101,561
4.125% 6/15/44	100,000	101,595
4.15% 10/1/45	250,000	254,707
6.25% 5/15/39	30,000	38,926
Progress Energy
6.00% 12/1/39	50,000	60,283
7.05% 3/15/19	100,000	110,600
7.75% 3/1/31	150,000	206,885
Public Service Co of Colorado
2.90% 5/15/25	200,000	198,252
3.20% 11/15/20	100,000	103,293
3.95% 3/15/43	250,000	250,089
5.125% 6/1/19	135,000	145,556
6.25% 9/1/37	100,000	128,161
Public Service Co of New Mexico 3.85% 8/1/25	100,000	103,850
Public Service Co of Oklahoma 5.15% 12/1/19	75,000	80,704
Public Service Electric & Gas
1.90% 3/15/21	50,000	49,138

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Public Service Electric & Gas (continued)
2.375% 5/15/23	200,000	$195,658
3.00% 5/15/25	100,000	100,172
3.05% 11/15/24	100,000	100,887
3.50% 8/15/20	150,000	155,850
3.75% 3/15/24	150,000	155,950
3.80% 3/1/46	100,000	97,301
4.05% 5/1/45	150,000	150,575
4.15% 11/1/45	50,000	51,801
5.30% 5/1/18	50,000	52,446
5.50% 3/1/40	100,000	119,775
Sierra Pacific Power 2.60% 5/1/26	400,000	383,177
South Carolina Electric & Gas
4.50% 6/1/64	35,000	34,603
5.25% 11/1/18	80,000	85,059
6.05% 1/15/38	225,000	278,751
Southern
1.55% 7/1/18	95,000	94,681
1.85% 7/1/19	105,000	104,738
2.15% 9/1/19	300,000	300,229
2.35% 7/1/21	250,000	246,013
2.45% 9/1/18	90,000	90,961
2.75% 6/15/20	100,000	100,937
2.95% 7/1/23	75,000	74,140
3.25% 7/1/26	250,000	243,799
4.25% 7/1/36	85,000	84,809
4.40% 7/1/46	250,000	248,293
Southern California Edison
3.50% 10/1/23	150,000	156,020
3.875% 6/1/21	70,000	74,128
3.90% 3/15/43	100,000	98,584
4.05% 3/15/42	300,000	303,091
4.50% 9/1/40	100,000	106,818
4.65% 10/1/43	100,000	110,530
5.55% 1/15/36	59,000	71,359
5.95% 2/1/38	25,000	31,453
6.00% 1/15/34	200,000	247,728
6.05% 3/15/39	170,000	218,251
6.65% 4/1/29	100,000	124,243
Southwestern Electric Power
2.75% 10/1/26	150,000	141,837
3.90% 4/1/45	300,000	280,595
6.20% 3/15/40	200,000	240,896
Tampa Electric
2.60% 9/15/22	100,000	98,512
4.10% 6/15/42	100,000	96,962
4.20% 5/15/45	50,000	49,204
4.35% 5/15/44	50,000	50,216
6.10% 5/15/18	50,000	52,979
Tri-State Generation & Transmission Association 4.25% 6/1/46	200,000	193,234

LVIP SSGA Bond Index Fund–30

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Union Electric
3.50% 4/15/24	100,000	$103,026
3.65% 4/15/45	100,000	94,793
3.90% 9/15/42	250,000	246,895
8.45% 3/15/39	80,000	126,286
Virginia Electric & Power
2.75% 3/15/23	100,000	99,343
2.95% 11/15/26	100,000	97,415
3.15% 1/15/26	70,000	69,633
4.00% 11/15/46	45,000	45,059
4.45% 2/15/44	325,000	342,558
4.65% 8/15/43	150,000	163,470
5.00% 6/30/19	200,000	214,730
6.00% 5/15/37	25,000	31,031
6.35% 11/30/37	100,000	129,207
8.875% 11/15/38	100,000	159,665
Westar Energy
2.55% 7/1/26	50,000	47,088
3.25% 12/1/25	50,000	50,094
4.10% 4/1/43	300,000	301,144
4.25% 12/1/45	50,000	51,239
Western Massachusetts Electric 3.50% 9/15/21	150,000	154,392
Wisconsin Electric Power
1.70% 6/15/18	250,000	250,655
2.95% 9/15/21	100,000	102,148
3.10% 6/1/25	50,000	49,961
4.25% 12/15/19	25,000	26,597
4.30% 12/15/45	50,000	51,790
Wisconsin Power & Light 4.10% 10/15/44	125,000	126,282
Wisconsin Public Service
1.65% 12/4/18	50,000	49,962
4.752% 11/1/44	200,000	221,394
Xcel Energy
2.40% 3/15/21	100,000	99,539
2.60% 3/15/22	100,000	99,713
3.30% 6/1/25	100,000	100,200
3.35% 12/1/26	100,000	100,284
4.70% 5/15/20	100,000	106,421
6.50% 7/1/36	100,000	126,115

		45,460,910

Electrical Equipment–0.05%
Emerson Electric
2.625% 12/1/21	100,000	101,116
3.15% 6/1/25	150,000	152,278
4.25% 11/15/20	50,000	53,815
5.25% 10/15/18	225,000	239,489
5.25% 11/15/39	50,000	57,919
Hubbell 3.35% 3/1/26	150,000	149,188
Rockwell Automation 6.25% 12/1/37	100,000	123,898

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Electrical Equipment (continued)
Roper Technologies
2.80% 12/15/21	50,000	$50,033
3.00% 12/15/20	200,000	202,785
3.80% 12/15/26	55,000	55,536
3.85% 12/15/25	100,000	101,415
6.25% 9/1/19	100,000	110,062

		1,397,534

Electronic Equipment, Instruments & Components–0.06%
Amphenol 2.55% 1/30/19	150,000	151,874
Arrow Electronics
3.00% 3/1/18	100,000	101,168
3.50% 4/1/22	100,000	99,122
6.00% 4/1/20	50,000	54,219
Avnet
3.75% 12/1/21	50,000	50,364
4.625% 4/15/26	50,000	48,807
4.875% 12/1/22	100,000	104,105
Corning
2.90% 5/15/22	150,000	150,605
4.25% 8/15/20	65,000	68,707
4.75% 3/15/42	250,000	249,351
5.75% 8/15/40	25,000	27,615
6.625% 5/15/19	20,000	22,076
Flex 4.75% 6/15/25	125,000	132,477
FLIR Systems 3.125% 6/15/21	50,000	50,183
Fortive
#144A 1.80% 6/15/19	50,000	49,719
#144A 2.35% 6/15/21	100,000	98,766
#144A 3.15% 6/15/26	150,000	148,119
#144A 4.30% 6/15/46	50,000	49,713
Keysight Technologies 4.55% 10/30/24	250,000	247,897

		1,904,887

Energy Equipment & Services–0.15%
Baker Hughes
5.125% 9/15/40	200,000	220,648
6.875% 1/15/29	100,000	121,469
FMC Technologies 3.45% 10/1/22	100,000	100,173
Halliburton
2.00% 8/1/18	250,000	250,782
3.25% 11/15/21	200,000	204,367
3.80% 11/15/25	290,000	295,149
4.75% 8/1/43	200,000	206,153
4.85% 11/15/35	100,000	105,787
5.00% 11/15/45	283,000	306,392
5.90% 9/15/18	50,000	53,235
6.15% 9/15/19	250,000	275,720
7.45% 9/15/39	200,000	269,489
Nabors Industries
4.625% 9/15/21	150,000	153,228

LVIP SSGA Bond Index Fund–31

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Energy Equipment & Services (continued)
Nabors Industries (continued)
5.10% 9/15/23	500,000	$500,155
#144A 5.50% 1/15/23	25,000	26,094
6.15% 2/15/18	100,000	104,000
9.25% 1/15/19	150,000	167,250
National Oilwell Varco
2.60% 12/1/22	200,000	185,597
3.95% 12/1/42	150,000	115,999
Oceaneering International 4.65% 11/15/24	100,000	98,796
Schlumberger Investment 3.65% 12/1/23	504,000	528,397

		4,288,880

Equity Real Estate Investment Trusts–0.77%
Alexandria Real Estate Equities
3.95% 1/15/27	25,000	24,941
4.30% 1/15/26	250,000	257,402
4.50% 7/30/29	110,000	110,324
American Tower
2.25% 1/15/22	200,000	191,799
2.80% 6/1/20	100,000	100,132
3.125% 1/15/27	200,000	184,922
3.375% 10/15/26	200,000	189,727
3.45% 9/15/21	250,000	253,507
3.50% 1/31/23	250,000	251,097
4.00% 6/1/25	100,000	100,429
4.50% 1/15/18	200,000	205,330
4.70% 3/15/22	225,000	240,548
5.00% 2/15/24	100,000	107,828
5.05% 9/1/20	100,000	107,402
5.90% 11/1/21	65,000	72,860
AvalonBay Communities
2.90% 10/15/26	50,000	47,377
3.45% 6/1/25	100,000	100,221
3.50% 11/15/24	200,000	201,883
3.50% 11/15/25	50,000	50,152
3.625% 10/1/20	200,000	207,779
3.90% 10/15/46	50,000	46,535
6.10% 3/15/20	100,000	111,292
Boston Properties
2.75% 10/1/26	300,000	274,874
3.65% 2/1/26	100,000	98,941
3.70% 11/15/18	100,000	103,044
3.85% 2/1/23	125,000	128,424
4.125% 5/15/21	250,000	264,400
5.625% 11/15/20	150,000	165,572
5.875% 10/15/19	100,000	109,110
Brandywine Operating Partnership
4.55% 10/1/29	200,000	196,219
4.95% 4/15/18	100,000	103,403

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Equity Real Estate Investment Trusts (continued)
Brixmor Operating Partnership
3.25% 9/15/23	150,000	$145,639
3.85% 2/1/25	70,000	69,048
3.875% 8/15/22	95,000	96,966
4.125% 6/15/26	50,000	49,945
Brookfield Asset Management 4.00% 1/15/25	150,000	147,382
Camden Property Trust
4.25% 1/15/24	67,000	69,605
4.625% 6/15/21	100,000	106,871
CBL & Associates
5.25% 12/1/23	67,000	65,974
5.95% 12/15/26	85,000	85,718
CC Holdings GS V 3.849% 4/15/23	150,000	152,646
Columbia Property Trust Operating Partnership 3.65% 8/15/26	100,000	95,160
Corporate Office Properties 3.70% 6/15/21	350,000	357,584
Crown Castle International
3.40% 2/15/21	140,000	142,198
3.70% 6/15/26	365,000	358,966
4.45% 2/15/26	365,000	378,316
CubeSmart
3.125% 9/1/26	50,000	47,219
4.375% 12/15/23	100,000	104,900
DDR
3.50% 1/15/21	150,000	152,417
4.25% 2/1/26	100,000	100,742
Digital Realty Trust
3.40% 10/1/20	100,000	101,808
3.95% 7/1/22	150,000	154,322
4.75% 10/1/25	100,000	103,973
5.25% 3/15/21	100,000	108,758
Duke Realty
3.75% 12/1/24	250,000	253,683
4.375% 6/15/22	100,000	106,695
EPR Properties
4.75% 12/15/26	100,000	99,217
5.25% 7/15/23	75,000	78,055
5.75% 8/15/22	100,000	107,788
ERP Operating
2.375% 7/1/19	150,000	151,271
2.85% 11/1/26	140,000	132,275
3.375% 6/1/25	100,000	99,463
4.50% 7/1/44	150,000	153,022
4.50% 6/1/45	50,000	50,417
4.625% 12/15/21	90,000	97,862
4.75% 7/15/20	100,000	107,678
Essex Portfolio
3.25% 5/1/23	100,000	99,768
3.375% 1/15/23	250,000	250,570
3.375% 4/15/26	50,000	48,446

LVIP SSGA Bond Index Fund–32

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Equity Real Estate Investment Trusts (continued)
Federal Realty Investment Trust
2.75% 6/1/23	100,000	$97,644
3.625% 8/1/46	60,000	52,796
4.50% 12/1/44	50,000	50,731
Government Properties Income Trust 3.75% 8/15/19	100,000	101,159
HCP
2.625% 2/1/20	200,000	200,403
3.75% 2/1/19	100,000	102,855
3.875% 8/15/24	200,000	200,227
4.00% 12/1/22	150,000	154,609
4.00% 6/1/25	250,000	248,954
4.25% 11/15/23	186,000	191,276
5.375% 2/1/21	200,000	218,670
Healthcare Realty Trust 5.75% 1/15/21	200,000	220,010
Healthcare Trust of America Holdings
3.375% 7/15/21	100,000	100,811
3.50% 8/1/26	35,000	33,514
Highwoods Realty 3.20% 6/15/21	200,000	200,939
Hospitality Properties Trust
4.25% 2/15/21	50,000	51,774
5.00% 8/15/22	300,000	317,070
5.25% 2/15/26	50,000	50,693
Host Hotels & Resorts
4.75% 3/1/23	150,000	156,436
5.25% 3/15/22	400,000	433,134
Kilroy Realty
4.25% 8/15/29	150,000	147,281
4.80% 7/15/18	100,000	103,558
Kimco Realty
2.70% 3/1/24	100,000	95,730
2.80% 10/1/26	100,000	93,171
3.20% 5/1/21	150,000	152,439
3.40% 11/1/22	50,000	50,804
4.125% 12/1/46	100,000	93,746
6.875% 10/1/19	150,000	168,138
Kite Realty Group 4.00% 10/1/26	50,000	47,939
Lexington Realty Trust 4.40% 6/15/24	60,000	58,883
Liberty Property
4.125% 6/15/22	50,000	52,138
4.40% 2/15/24	100,000	105,455
Lifestorage 3.50% 7/1/26	100,000	96,170
Mid-America Apartments
3.75% 6/15/24	100,000	100,448
4.00% 11/15/25	50,000	50,770
4.30% 10/15/23	50,000	52,230
National Retail Properties
3.30% 4/15/23	100,000	99,554
3.60% 12/15/26	100,000	98,715
4.00% 11/15/25	65,000	66,384
5.50% 7/15/21	100,000	110,754

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Equity Real Estate Investment Trusts (continued)
Omega Healthcare Investors
4.375% 8/1/23	50,000	$49,580
4.50% 4/1/27	200,000	192,323
4.95% 4/1/24	57,000	57,842
5.25% 1/15/26	100,000	102,917
Prologis
3.75% 11/1/25	45,000	46,194
4.25% 8/15/23	150,000	159,456
Realty Income
3.875% 7/15/24	65,000	66,477
4.65% 8/1/23	400,000	429,442
5.75% 1/15/21	100,000	111,021
5.875% 3/15/35	50,000	57,145
Regency Centers
3.90% 11/1/25	60,000	60,879
4.80% 4/15/21	100,000	107,693
Retail Opportunity Investments Partnership 4.00% 12/15/24	50,000	48,025
Select Income REIT 2.85% 2/1/18	500,000	502,258
Senior Housing Properties Trust 4.75% 5/1/24	200,000	201,159
Simon Property Group
2.35% 1/30/22	100,000	98,727
2.50% 9/1/20	100,000	100,701
3.25% 11/30/26	100,000	98,259
3.375% 10/1/24	450,000	454,642
4.125% 12/1/21	300,000	320,352
4.25% 11/30/46	100,000	98,539
5.65% 2/1/20	200,000	218,871
6.75% 2/1/40	300,000	401,126
Tanger Properties
3.125% 9/1/26	50,000	47,064
3.875% 12/1/23	100,000	101,563
UDR
2.95% 9/1/26	50,000	46,865
4.00% 10/1/25	50,000	51,271
4.25% 6/1/18	100,000	103,334
4.625% 1/10/22	100,000	107,236
Ventas Realty
2.70% 4/1/20	100,000	100,677
3.125% 6/15/23	30,000	29,493
3.75% 5/1/24	150,000	152,060
4.00% 4/30/19	200,000	207,439
4.125% 1/15/26	156,000	159,772
4.25% 3/1/22	200,000	211,670
4.75% 6/1/21	100,000	107,622
VEREIT Operating Partnership
3.00% 2/6/19	115,000	115,000
4.125% 6/1/21	60,000	61,200
4.60% 2/6/24	75,000	75,750
4.875% 6/1/26	95,000	96,577
Vornado Realty 2.50% 6/30/19	100,000	100,413

LVIP SSGA Bond Index Fund–33

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Equity Real Estate Investment Trusts (continued)
Washington Real Estate Investment Trust 3.95% 10/15/22	100,000	$99,868
Weingarten Realty Investors
3.25% 8/15/26	100,000	94,530
3.375% 10/15/22	150,000	149,764
Welltower
4.25% 4/1/26	200,000	207,704
4.50% 1/15/24	250,000	264,531
5.25% 1/15/22	100,000	110,277
6.125% 4/15/20	135,000	149,966
6.50% 3/15/41	250,000	300,981
Weyerhaeuser
4.625% 9/15/23	250,000	268,826
7.375% 3/15/32	250,000	317,372
WP Carey
4.25% 10/1/26	100,000	97,278
4.60% 4/1/24	100,000	101,498

		22,689,082

Food & Staples Retailing–0.51%
Costco Wholesale 2.25% 2/15/22	300,000	297,559
CVS Health
2.125% 6/1/21	550,000	539,862
2.25% 8/12/19	250,000	251,526
2.75% 12/1/22	200,000	197,292
2.80% 7/20/20	600,000	609,263
2.875% 6/1/26	250,000	238,777
3.50% 7/20/22	600,000	617,249
3.875% 7/20/25	400,000	413,370
4.00% 12/5/23	600,000	633,112
4.125% 5/15/21	100,000	105,917
4.875% 7/20/35	725,000	782,064
5.125% 7/20/45	215,000	240,538
Delhaize America 9.00% 4/15/31	125,000	175,438
Koninklijke Ahold Delhaize 5.70% 10/1/40	500,000	555,921
Kroger
2.00% 1/15/19	25,000	25,069
2.30% 1/15/19	250,000	251,671
2.60% 2/1/21	50,000	49,945
3.30% 1/15/21	250,000	257,119
3.40% 4/15/22	50,000	51,027
3.50% 2/1/26	100,000	100,651
5.00% 4/15/42	100,000	105,935
6.90% 4/15/38	100,000	128,259
7.50% 4/1/31	250,000	337,435
Sysco
1.90% 4/1/19	60,000	59,837
2.50% 7/15/21	105,000	103,990
2.60% 10/1/20	250,000	252,378
3.30% 7/15/26	100,000	98,332
3.75% 10/1/25	125,000	126,737

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
Sysco (continued)
4.50% 4/1/46	75,000	$75,919
4.85% 10/1/45	85,000	90,515
5.375% 3/17/19	100,000	107,188
6.625% 3/17/39	50,000	63,709
Walgreen
3.10% 9/15/22	150,000	150,173
5.25% 1/15/19	38,000	40,236
Walgreens Boots Alliance
1.75% 5/30/18	105,000	105,141
2.60% 6/1/21	125,000	124,343
3.10% 6/1/23	85,000	84,560
3.45% 6/1/26	45,000	44,260
3.80% 11/18/24	700,000	713,616
4.65% 6/1/46	40,000	40,753
4.80% 11/18/44	500,000	515,879
Wal-Mart Stores
1.125% 4/11/18	700,000	698,502
2.55% 4/11/23	300,000	297,991
3.25% 10/25/20	300,000	312,830
3.625% 7/8/20	100,000	105,762
4.00% 4/11/43	325,000	327,272
4.125% 2/1/19	100,000	105,071
4.875% 7/8/40	300,000	340,625
5.00% 10/25/40	200,000	230,677
5.25% 9/1/35	300,000	359,481
5.625% 4/15/41	250,000	311,571
5.80% 2/15/18	200,000	209,788
5.875% 4/5/27	100,000	123,910
6.20% 4/15/38	300,000	396,234
6.50% 8/15/37	350,000	475,226
7.55% 2/15/30	700,000	1,012,225
Whole Foods Market 5.20% 12/3/25	100,000	106,068

		15,175,798

Food Products–0.36%
Archer-Daniels-Midland
2.50% 8/11/26	250,000	236,449
4.016% 4/16/43	100,000	98,171
4.479% 3/1/21	235,000	254,741
5.45% 3/15/18	80,000	83,813
Bunge Limited Finance
3.25% 8/15/26	45,000	43,301
3.50% 11/24/20	75,000	76,406
8.50% 6/15/19	135,000	154,837
Campbell Soup
2.50% 8/2/22	61,000	60,364
4.25% 4/15/21	250,000	266,748
4.50% 2/15/19	35,000	36,805
Conagra Foods
3.20% 1/25/23	196,000	196,086
8.25% 9/15/30	100,000	134,217

LVIP SSGA Bond Index Fund–34

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
Flowers Foods 3.50% 10/1/26	105,000	$100,151
General Mills
2.20% 10/21/19	300,000	301,664
3.15% 12/15/21	200,000	204,508
3.65% 2/15/24	111,000	115,566
5.40% 6/15/40	45,000	51,221
5.65% 2/15/19	100,000	107,568
Hershey
2.30% 8/15/26	100,000	93,123
4.125% 12/1/20	200,000	214,811
Ingredion 3.20% 10/1/26	100,000	98,073
JM Smucker
1.75% 3/15/18	60,000	60,096
2.50% 3/15/20	100,000	100,552
3.00% 3/15/22	150,000	151,630
3.50% 3/15/25	150,000	151,519
4.25% 3/15/35	100,000	101,277
4.375% 3/15/45	50,000	49,810
Kellogg
2.65% 12/1/23	200,000	193,781
3.125% 5/17/22	150,000	152,050
3.25% 5/21/18	135,000	137,901
3.25% 4/1/26	95,000	92,920
4.00% 12/15/20	64,000	67,456
4.50% 4/1/46	100,000	98,115
Kraft Heinz Foods
2.00% 7/2/18	95,000	95,056
2.80% 7/2/20	550,000	555,675
3.00% 6/1/26	575,000	540,921
3.50% 6/6/22	150,000	152,733
3.50% 7/15/22	200,000	203,268
3.95% 7/15/25	150,000	152,222
4.375% 6/1/46	790,000	746,362
5.00% 7/15/35	105,000	110,486
5.00% 6/4/42	250,000	256,911
5.20% 7/15/45	85,000	89,313
5.375% 2/10/20	250,000	270,971
6.125% 8/23/18	650,000	693,157
6.50% 2/9/40	150,000	183,360
McCormick & Co
3.25% 11/15/25	35,000	34,633
3.50% 9/1/23	107,000	109,694
3.90% 7/15/21	50,000	52,524
Mead Johnson Nutrition
3.00% 11/15/20	95,000	96,277
4.125% 11/15/25	95,000	97,302
4.90% 11/1/19	100,000	107,256
5.90% 11/1/39	50,000	56,690
Tyson Foods
2.65% 8/15/19	400,000	404,058
3.95% 8/15/24	240,000	244,899

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
Unilever Capital
1.375% 7/28/21	120,000	$115,331
2.00% 7/28/26	100,000	91,427
2.20% 3/6/19	250,000	252,610
4.25% 2/10/21	200,000	214,907
4.80% 2/15/19	100,000	106,444
5.90% 11/15/32	133,000	172,765

		10,492,982

Gas Utilities–0.11%
Atmos Energy
4.125% 10/15/44	150,000	149,562
8.50% 3/15/19	100,000	113,745
CenterPoint Energy Resources
4.50% 1/15/21	65,000	68,258
5.85% 1/15/41	115,000	130,551
6.00% 5/15/18	100,000	104,898
National Fuel Gas
3.75% 3/1/23	156,000	152,328
8.75% 5/1/19	115,000	129,472
ONE Gas
3.61% 2/1/24	100,000	102,102
4.658% 2/1/44	50,000	51,947
Panhandle Eastern Pipe Line
7.00% 6/15/18	300,000	316,589
Piedmont Natural Gas
3.64% 11/1/46	50,000	44,252
4.65% 8/1/43	50,000	51,774
Southern California Gas
2.60% 6/15/26	100,000	96,123
3.15% 9/15/24	100,000	101,679
4.45% 3/15/44	150,000	159,540
5.75% 11/15/35	100,000	121,708
Southern Gas Capital
3.875% 11/15/25	50,000	51,355
3.95% 10/1/46	200,000	185,847
4.40% 6/1/43	100,000	99,265
5.25% 8/15/19	100,000	107,209
5.875% 3/15/41	70,000	81,814
Southern Natural Gas
4.40% 6/15/21	300,000	318,451
8.00% 3/1/32	100,000	125,501
Southwest Gas Holdings
4.875% 10/1/43	100,000	106,152
Spire 4.70% 8/15/44	100,000	97,849
Washington Gas Light 3.796% 9/15/46	100,000	94,365

		3,162,336

Health Care Equipment & Supplies–0.37%
Ascension Health 3.945% 11/15/46	135,000	129,232
Baxter International
1.70% 8/15/21	100,000	96,310

LVIP SSGA Bond Index Fund–35

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Baxter International (continued)
2.60% 8/15/26	150,000	$138,766
3.50% 8/15/46	100,000	84,289
Baylor Scott & White Holdings
3.967% 11/15/46	50,000	47,251
4.185% 11/15/45	95,000	93,072
Becton Dickinson and Co.
2.675% 12/15/19	127,000	128,947
3.125% 11/8/21	700,000	718,465
3.25% 11/12/20	100,000	102,911
3.30% 3/1/23	100,000	100,571
3.734% 12/15/24	350,000	358,514
4.875% 5/15/44	100,000	104,513
5.00% 11/12/40	35,000	36,618
6.00% 5/15/39	100,000	117,081
Boston Scientific
2.65% 10/1/18	125,000	126,424
2.85% 5/15/20	100,000	101,572
3.85% 5/15/25	100,000	100,375
6.00% 1/15/20	100,000	109,960
7.375% 1/15/40	201,000	250,756
Covidien International Finance
3.20% 6/15/22	150,000	153,702
4.20% 6/15/20	100,000	106,561
6.55% 10/15/37	100,000	129,933
CR Bard
3.00% 5/15/26	150,000	143,465
4.40% 1/15/21	65,000	69,644
Edwards Lifesciences 2.875% 10/15/18	150,000	152,319
Johns Hopkins Health System 3.837% 5/15/46	70,000	66,550
Medtronic
1.375% 4/1/18	125,000	124,809
1.50% 3/15/18	115,000	115,022
2.75% 4/1/23	1,125,000	1,117,983
3.125% 3/15/22	150,000	153,361
3.50% 3/15/25	575,000	592,717
3.625% 3/15/24	500,000	520,805
4.375% 3/15/35	150,000	158,991
4.50% 3/15/42	100,000	104,579
4.625% 3/15/45	590,000	639,589
5.55% 3/15/40	100,000	116,648
5.60% 3/15/19	200,000	215,445
Northwell Healthcare 3.979% 11/1/46	250,000	230,732
Premier Health Partners 2.911% 11/15/26	100,000	92,227
Providence St Joseph Health Obligated Group
2.746% 10/1/26	100,000	94,785
3.744% 10/1/47	100,000	92,516
RWJ Barnabas Health 3.949% 7/1/46	50,000	46,168
St. Jude Medical
2.00% 9/15/18	100,000	100,183

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
St. Jude Medical (continued)
2.80% 9/15/20	100,000	$100,647
3.25% 4/15/23	200,000	199,046
3.875% 9/15/25	120,000	121,112
Stryker
1.30% 4/1/18	100,000	99,611
2.00% 3/8/19	90,000	90,092
2.625% 3/15/21	150,000	150,725
3.375% 5/15/24	150,000	151,126
3.375% 11/1/25	100,000	99,553
3.50% 3/15/26	75,000	75,853
4.375% 1/15/20	100,000	106,552
4.375% 5/15/44	100,000	97,375
4.625% 3/15/46	95,000	97,256
Zimmer Biomet Holdings
2.70% 4/1/20	750,000	750,616
3.15% 4/1/22	250,000	249,616
3.55% 4/1/25	180,000	175,627
4.25% 8/15/35	24,000	22,450

		10,871,618

Health Care Providers & Services–0.56%
Aetna
1.70% 6/7/18	140,000	139,919
1.90% 6/7/19	215,000	214,633
2.40% 6/15/21	160,000	159,442
2.75% 11/15/22	550,000	541,043
2.80% 6/15/23	135,000	133,171
3.20% 6/15/26	370,000	366,770
4.25% 6/15/36	105,000	105,619
4.375% 6/15/46	155,000	156,281
6.625% 6/15/36	100,000	127,598
6.75% 12/15/37	100,000	130,365
AmerisourceBergen
3.40% 5/15/24	250,000	251,914
4.875% 11/15/19	200,000	214,580
Anthem
2.30% 7/15/18	250,000	251,729
3.125% 5/15/22	250,000	250,433
3.50% 8/15/24	250,000	249,704
4.35% 8/15/20	100,000	105,626
4.625% 5/15/42	100,000	100,851
4.65% 1/15/43	125,000	125,960
4.65% 8/15/44	100,000	101,623
5.85% 1/15/36	125,000	140,923
6.375% 6/15/37	100,000	120,497
7.00% 2/15/19	400,000	438,631
Cardinal Health
1.95% 6/15/18	100,000	100,253
3.20% 3/15/23	100,000	101,045
3.50% 11/15/24	300,000	303,829

LVIP SSGA Bond Index Fund–36

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Cardinal Health (continued)
3.75% 9/15/25	100,000	$103,469
4.625% 12/15/20	100,000	107,341
4.90% 9/15/45	100,000	105,929
Children’s Hospital Medical Center 4.268% 5/15/44	50,000	49,768
Cigna
5.375% 2/15/42	400,000	447,190
5.875% 3/15/41	200,000	230,684
7.875% 5/15/27	25,000	32,971
Coventry Health Care 5.45% 6/15/21	80,000	88,929
Dignity Health 3.812% 11/1/24	200,000	199,242
Express Scripts Holding
3.00% 7/15/23	150,000	145,415
3.30% 2/25/21	40,000	40,789
3.40% 3/1/27	105,000	98,583
3.90% 2/15/22	450,000	468,604
4.50% 2/25/26	150,000	154,703
4.75% 11/15/21	200,000	215,048
4.80% 7/15/46	85,000	81,695
6.125% 11/15/41	300,000	343,201
Howard Hughes Medical Institute 3.50% 9/1/23	150,000	156,547
Humana
3.15% 12/1/22	100,000	100,058
4.625% 12/1/42	175,000	168,517
4.95% 10/1/44	300,000	316,520
7.20% 6/15/18	100,000	107,531
Kaiser Foundation Hospitals 3.50% 4/1/22	50,000	51,634
Laboratory Corporation of America Holdings
4.625% 11/15/20	150,000	160,952
4.70% 2/1/45	500,000	495,781
Mayo Clinic 4.128% 11/15/52	100,000	98,588
McKesson
2.284% 3/15/19	250,000	251,070
2.70% 12/15/22	400,000	391,777
3.796% 3/15/24	200,000	206,448
4.75% 3/1/21	300,000	321,966
4.883% 3/15/44	125,000	127,634
Medco Health Solutions 7.125% 3/15/18	225,000	238,327
Memorial Sloan-Kettering Cancer Center 4.20% 7/1/55	127,000	123,570
New York and Presbyterian Hospital
3.563% 8/1/36	50,000	47,932
4.024% 8/1/45	75,000	72,975
4.063% 8/1/56	50,000	46,914
4.763% 8/1/16	50,000	47,414
Ochsner Clinic Foundation 5.897% 5/15/45	50,000	58,031
Owens & Minor 3.875% 9/15/21	50,000	50,166

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Quest Diagnostics
2.70% 4/1/19	150,000	$151,553
3.45% 6/1/26	55,000	54,357
3.50% 3/30/25	300,000	296,957
4.75% 1/30/20	60,000	64,090
Texas Health Resources
4.33% 11/15/55	30,000	30,133
UnitedHealth Group
1.70% 2/15/19	200,000	199,460
1.90% 7/16/18	590,000	592,755
2.125% 3/15/21	200,000	197,779
2.70% 7/15/20	145,000	147,256
2.75% 2/15/23	107,000	106,494
2.875% 12/15/21	400,000	405,738
2.875% 3/15/23	250,000	251,071
3.45% 1/15/27	100,000	101,712
3.75% 7/15/25	500,000	518,183
4.20% 1/15/47	55,000	55,774
4.25% 3/15/43	100,000	102,292
4.375% 3/15/42	100,000	101,598
4.625% 11/15/41	200,000	211,699
4.70% 2/15/21	100,000	108,332
4.75% 7/15/45	600,000	662,578
6.00% 2/15/18	200,000	209,736
6.50% 6/15/37	150,000	193,135
6.625% 11/15/37	100,000	131,052
6.875% 2/15/38	100,000	136,337

		16,516,423

Hotels, Restaurants & Leisure–0.15%
Carnival 3.95% 10/15/20	133,000	140,333
Darden Restaurants 6.80% 10/15/37	84,000	96,823
Hyatt Hotels 4.85% 3/15/26	50,000	52,750
Marriott International
2.30% 1/15/22	100,000	97,119
2.875% 3/1/21	100,000	100,547
3.125% 6/15/26	100,000	94,844
3.375% 10/15/20	208,000	213,558
3.75% 10/1/25	50,000	50,157
McDonald’s
1.875% 5/29/19	250,000	249,639
2.10% 12/7/18	60,000	60,385
2.20% 5/26/20	150,000	150,160
2.625% 1/15/22	100,000	99,822
2.75% 12/9/20	265,000	268,197
3.25% 6/10/24	300,000	304,982
3.375% 5/26/25	150,000	150,707
3.625% 5/20/21	100,000	104,292
3.625% 5/1/43	100,000	88,306
3.70% 1/30/26	285,000	290,701
4.60% 5/26/45	94,000	97,446
4.70% 12/9/35	270,000	286,528
4.875% 12/9/45	275,000	295,709

LVIP SSGA Bond Index Fund–37

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
McDonald’s (continued)
6.30% 3/1/38	50,000	$62,507
Starbucks
2.10% 2/4/21	60,000	59,843
2.45% 6/15/26	100,000	95,554
2.70% 6/15/22	100,000	100,594
3.85% 10/1/23	100,000	106,789
4.30% 6/15/45	105,000	110,538
Starwood Hotels & Resorts Worldwide 3.125% 2/15/23	211,000	206,008
Wyndham Worldwide
4.25% 3/1/22	300,000	310,559
5.10% 10/1/25	60,000	63,334

		4,408,731

Household Durables–0.20%
Church & Dwight 2.45% 12/15/19	100,000	100,565
Clorox 3.50% 12/15/24	150,000	153,583
DR Horton
3.75% 3/1/19	135,000	138,037
4.00% 2/15/20	175,000	180,469
Harman International Industries
4.15% 5/15/25	100,000	103,420
Kimberly-Clark
1.90% 5/22/19	250,000	251,680
2.15% 8/15/20	50,000	50,027
3.05% 8/15/25	50,000	50,041
3.20% 7/30/46	50,000	43,596
3.875% 3/1/21	45,000	48,235
5.30% 3/1/41	200,000	239,762
6.625% 8/1/37	100,000	137,275
7.50% 11/1/18	100,000	110,706
Leggett & Platt 3.40% 8/15/22	50,000	50,281
Newell Brands
2.15% 10/15/18	125,000	125,676
2.60% 3/29/19	95,000	96,094
3.15% 4/1/21	100,000	101,868
3.85% 4/1/23	115,000	119,452
3.90% 11/1/25	250,000	252,747
4.20% 4/1/26	120,000	125,394
5.00% 11/15/23	500,000	536,495
5.375% 4/1/36	60,000	67,750
5.50% 4/1/46	380,000	437,254
Procter & Gamble
1.70% 11/3/21	150,000	147,535
1.85% 2/2/21	300,000	297,032
1.90% 11/1/19	200,000	201,900
2.30% 2/6/22	250,000	250,678
2.45% 11/3/26	150,000	143,927
2.70% 2/2/26	100,000	98,455
3.10% 8/15/23	200,000	206,103
5.55% 3/5/37	200,000	259,217

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Household Durables (continued)
Tupperware Brands 4.75% 6/1/21	100,000	$107,041
Whirlpool
3.70% 3/1/23	350,000	357,950
4.50% 6/1/46	70,000	68,529
4.70% 6/1/22	100,000	109,285

		5,768,059

Independent Power Producers & Energy Traders–0.08%
Constellation Energy Group
5.15% 12/1/20	200,000	216,394
Exelon Generation
4.25% 6/15/22	250,000	259,065
5.60% 6/15/42	292,000	271,230
6.25% 10/1/39	100,000	100,992
Oglethorpe Power
4.25% 4/1/46	75,000	71,994
4.55% 6/1/44	100,000	99,263
5.95% 11/1/39	100,000	118,671
PSEG Power
4.15% 9/15/21	250,000	260,983
5.125% 4/15/20	60,000	64,316
Southern Power
1.95% 12/15/19	100,000	99,232
2.375% 6/1/20	100,000	99,319
2.50% 12/15/21	100,000	98,044
4.15% 12/1/25	200,000	207,608
4.95% 12/15/46	100,000	97,819
5.25% 7/15/43	120,000	121,234
TransAlta 6.50% 3/15/40	250,000	231,067

		2,417,231

Industrial Conglomerates–0.27%
3M
1.375% 8/7/18	100,000	99,989
2.00% 8/7/20	100,000	99,948
2.00% 6/26/22	500,000	490,499
3.00% 8/7/25	100,000	100,773
3.875% 6/15/44	150,000	150,191
5.70% 3/15/37	100,000	126,029
6.375% 2/15/28	25,000	32,082
Danaher
1.65% 9/15/18	95,000	95,151
3.35% 9/15/25	125,000	128,265
4.375% 9/15/45	115,000	120,106
General Electric
2.70% 10/9/22	1,150,000	1,150,701
3.45% 5/15/24	800,000	823,118
4.125% 10/9/42	311,000	314,499
4.50% 3/11/44	1,500,000	1,614,091
5.50% 1/8/20	100,000	109,615
5.875% 1/14/38	272,000	342,991
6.00% 8/7/19	100,000	110,527

LVIP SSGA Bond Index Fund–38

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Industrial Conglomerates (continued)
General Electric (continued)
6.75% 3/15/32	224,000	$298,635
6.875% 1/10/39	201,000	283,953
Hexcel 4.70% 8/15/25	50,000	51,361
Koninklijke Philips
3.75% 3/15/22	100,000	104,309
5.00% 3/15/42	100,000	102,494
5.75% 3/11/18	300,000	314,499
6.875% 3/11/38	50,000	62,014
Textron
3.65% 3/1/21	400,000	411,302
3.875% 3/1/25	170,000	171,224
Tyco Electronics Group
2.35% 8/1/19	75,000	75,268
2.375% 12/17/18	60,000	60,606
3.50% 2/3/22	150,000	154,521
3.70% 2/15/26	100,000	102,274

		8,101,035

Insurance–0.83%
Aflac 6.45% 8/15/40	27,000	35,274
Alleghany
4.90% 9/15/44	95,000	92,099
4.95% 6/27/22	100,000	108,535
Allied World Assurance Holdings 4.35% 10/29/25	100,000	99,917
Allstate
3.28% 12/15/26	150,000	150,809
4.20% 12/15/46	150,000	153,834
4.50% 6/15/43	100,000	106,480
5.55% 5/9/35	150,000	176,831
•5.75% 8/15/53	225,000	233,049
7.45% 5/16/19	100,000	111,811
American Financial Group 9.875% 6/15/19	100,000	117,494
American International Group
2.30% 7/16/19	350,000	351,860
3.30% 3/1/21	85,000	87,147
3.75% 7/10/25	70,000	70,576
3.90% 4/1/26	100,000	101,950
4.50% 7/16/44	500,000	494,967
4.70% 7/10/35	100,000	103,959
4.80% 7/10/45	100,000	104,197
4.875% 6/1/22	500,000	547,041
5.85% 1/16/18	300,000	312,908
6.40% 12/15/20	200,000	227,918
Aon
2.80% 3/15/21	150,000	150,086
3.50% 6/14/24	100,000	100,464
3.875% 12/15/25	100,000	102,116
4.00% 11/27/23	150,000	155,859
4.45% 5/24/43	100,000	96,786

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Aon (continued)
4.75% 5/15/45	100,000	$101,469
5.00% 9/30/20	100,000	107,817
Arch Capital Finance
4.011% 12/15/26	100,000	101,561
5.031% 12/15/46	100,000	105,085
Arch Capital Group US 5.144% 11/1/43	105,000	111,109
Aspen Insurance Holdings 4.65% 11/15/23	100,000	103,227
Assurant 2.50% 3/15/18	150,000	151,611
Assured Guaranty US Holdings
5.00% 7/1/24	100,000	105,777
AXA 8.60% 12/15/30	200,000	275,500
AXIS Specialty Finance 5.875% 6/1/20	100,000	109,783
Berkshire Hathaway
1.15% 8/15/18	105,000	104,498
2.10% 8/14/19	200,000	201,876
2.20% 3/15/21	145,000	144,785
3.00% 2/11/23	100,000	101,263
3.125% 3/15/26	515,000	512,264
3.40% 1/31/22	300,000	313,333
3.75% 8/15/21	300,000	317,912
4.50% 2/11/43	250,000	266,452
Berkshire Hathaway Finance
1.30% 5/15/18	150,000	149,646
1.30% 8/15/19	140,000	138,353
1.70% 3/15/19	240,000	239,864
3.00% 5/15/22	100,000	101,969
4.25% 1/15/21	100,000	107,834
4.30% 5/15/43	100,000	103,559
4.40% 5/15/42	100,000	105,520
5.40% 5/15/18	50,000	52,632
5.75% 1/15/40	100,000	123,285
Chubb
5.75% 5/15/18	100,000	105,548
6.00% 5/11/37	100,000	124,973
6.50% 5/15/38	200,000	268,590
Chubb INA Holdings
2.30% 11/3/20	655,000	655,208
2.70% 3/13/23	100,000	99,034
3.35% 5/15/24	300,000	305,936
3.35% 5/3/26	95,000	96,339
4.15% 3/13/43	100,000	101,198
5.90% 6/15/19	125,000	136,847
Cincinnati Financial 6.92% 5/15/28	100,000	125,262
CNA Financial
3.95% 5/15/24	125,000	126,985
4.50% 3/1/26	100,000	104,766
5.75% 8/15/21	30,000	33,547
7.35% 11/15/19	120,000	136,273
Delphi Financial Group 7.875% 1/31/20	25,000	28,106

LVIP SSGA Bond Index Fund–39

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Everest Reinsurance Holdings 4.868% 6/1/44	100,000	$97,715
First American Financial 4.60% 11/15/24	100,000	98,963
Hanover Insurance Group 4.50% 4/15/26	100,000	100,671
Hartford Financial Services Group
4.30% 4/15/43	43,000	39,983
5.125% 4/15/22	100,000	111,048
5.50% 3/30/20	100,000	109,274
5.95% 10/15/36	250,000	286,525
6.10% 10/1/41	50,000	58,875
6.625% 3/30/40	100,000	123,806
Horace Mann Educators 4.50% 12/1/25	50,000	49,966
Kemper 4.35% 2/15/25	100,000	99,586
*Lincoln National 4.00% 9/1/23	500,000	521,997
Loews
4.125% 5/15/43	500,000	480,829
6.00% 2/1/35	100,000	119,588
Manulife Financial
4.15% 3/4/26	100,000	104,521
5.375% 3/4/46	100,000	114,350
Markel 5.00% 4/5/46	250,000	252,405
Marsh & McLennan
2.35% 3/6/20	150,000	150,243
2.55% 10/15/18	100,000	100,982
3.30% 3/14/23	100,000	101,766
3.50% 3/10/25	150,000	151,282
3.75% 3/14/26	75,000	76,551
4.80% 7/15/21	100,000	108,804
MetLife
3.00% 3/1/25	150,000	147,320
4.05% 3/1/45	150,000	144,198
4.368% 9/15/23	367,000	395,274
4.60% 5/13/46	200,000	211,060
4.75% 2/8/21	200,000	217,613
4.875% 11/13/43	200,000	217,032
5.70% 6/15/35	50,000	58,938
5.875% 2/6/41	100,000	121,729
6.375% 6/15/34	100,000	126,055
6.40% 12/15/36	100,000	108,250
6.50% 12/15/32	100,000	125,791
6.817% 8/15/18	400,000	431,340
7.717% 2/15/19	200,000	223,950
10.75% 8/1/39	150,000	230,625
Montpelier Re Holdings 4.70% 10/15/22	100,000	104,704
Old Republic International 4.875% 10/1/24	100,000	104,523
OneBeacon US Holdings 4.60% 11/9/22	100,000	99,819
PartnerRe Finance B 5.50% 6/1/20	100,000	108,622
Primerica 4.75% 7/15/22	100,000	107,258

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Principal Financial Group
3.10% 11/15/26	300,000	$290,574
3.40% 5/15/25	100,000	99,540
•4.70% 5/15/55	50,000	49,125
ProAssurance 5.30% 11/15/23	100,000	105,221
Progressive
3.75% 8/23/21	100,000	105,924
4.35% 4/25/44	250,000	259,935
Protective Life
7.375% 10/15/19	50,000	56,667
8.45% 10/15/39	25,000	33,215
Prudential Financial
2.30% 8/15/18	250,000	252,191
5.10% 8/15/43	250,000	271,533
•5.20% 3/15/44	100,000	98,942
5.70% 12/14/36	350,000	405,728
•5.875% 9/15/42	250,000	262,500
5.90% 3/17/36	250,000	296,547
6.625% 12/1/37	400,000	510,077
6.625% 6/21/40	200,000	255,726
Reinsurance Group of America
3.95% 9/15/26	30,000	29,739
4.70% 9/15/23	150,000	159,281
6.45% 11/15/19	90,000	99,914
Swiss Re Solutions Holding 7.00% 2/15/26	100,000	123,369
Symetra Financial 4.25% 7/15/24	50,000	49,485
Torchmark 9.25% 6/15/19	25,000	28,908
Transatlantic Holdings 8.00% 11/30/39	100,000	127,762
Travelers
3.75% 5/15/46	50,000	47,303
3.90% 11/1/20	100,000	105,961
4.60% 8/1/43	250,000	270,945
5.80% 5/15/18	250,000	263,785
5.90% 6/2/19	100,000	109,045
6.25% 6/15/37	100,000	128,745
6.75% 6/20/36	100,000	134,438
Trinity Acquisition
4.40% 3/15/26	100,000	101,411
6.125% 8/15/43	100,000	107,263
Unum Group
3.00% 5/15/21	30,000	29,943
3.875% 11/5/25	200,000	195,831
5.75% 8/15/42	50,000	54,017
Voya Financial
2.90% 2/15/18	77,000	77,975
3.65% 6/15/26	100,000	97,971
4.80% 6/15/46	60,000	58,549
5.70% 7/15/43	100,000	109,483
WR Berkley 7.375% 9/15/19	100,000	112,301
XLIT
2.30% 12/15/18	100,000	100,706

LVIP SSGA Bond Index Fund–40

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
XLIT (continued)
5.25% 12/15/43	200,000	$208,189
5.75% 10/1/21	100,000	111,366

		24,341,524

Internet & Catalog Retail–0.05%
Alphabet
1.998% 8/15/26	250,000	229,761
3.375% 2/25/24	200,000	207,550
3.625% 5/19/21	100,000	106,112
Amazon.com 3.80% 12/5/24	500,000	526,289
Expedia
4.50% 8/15/24	200,000	203,562
5.95% 8/15/20	100,000	109,397

		1,382,671

Internet Software & Services–0.11%
Alibaba Group Holding
2.50% 11/28/19	500,000	502,618
3.60% 11/28/24	633,000	627,813
Baidu
3.00% 6/30/20	200,000	200,763
3.25% 8/6/18	200,000	203,538
3.50% 11/28/22	200,000	200,895
4.125% 6/30/25	200,000	202,694
eBay
2.50% 3/9/18	80,000	80,726
2.60% 7/15/22	250,000	242,627
2.875% 8/1/21	350,000	351,034
3.25% 10/15/20	100,000	102,436
3.80% 3/9/22	150,000	155,149
JD.com 3.875% 4/29/26	200,000	191,894
Priceline Group 3.60% 6/1/26	200,000	198,192

		3,260,379

IT Services–0.34%
Automatic Data Processing
2.25% 9/15/20	250,000	251,422
3.375% 9/15/25	125,000	128,318
Broadridge Financial Solutions
3.95% 9/1/20	100,000	105,030
Fidelity National Information Services
2.00% 4/15/18	43,000	43,145
2.85% 10/15/18	105,000	106,873
3.50% 4/15/23	311,000	315,386
3.625% 10/15/20	420,000	435,188
3.875% 6/5/24	100,000	102,185
4.50% 10/15/22	80,000	85,206
4.50% 8/15/46	50,000	47,793
5.00% 10/15/25	200,000	218,208
Fiserv
2.70% 6/1/20	150,000	150,843

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
IT Services (continued)
Fiserv (continued)
3.50% 10/1/22	150,000	$152,950
3.85% 6/1/25	150,000	152,821
4.625% 10/1/20	100,000	106,895
HP Enterprise Services 7.45% 10/15/29	25,000	29,815
International Business Machines
1.125% 2/6/18	200,000	199,578
1.25% 2/8/18	250,000	249,745
1.625% 5/15/20	550,000	543,574
1.80% 5/17/19	500,000	500,387
1.875% 8/1/22	600,000	576,097
1.95% 2/12/19	200,000	201,289
2.875% 11/9/22	150,000	151,089
2.90% 11/1/21	150,000	153,151
3.45% 2/19/26	150,000	153,642
4.00% 6/20/42	200,000	200,529
5.60% 11/30/39	210,000	256,522
5.875% 11/29/32	120,000	149,820
7.625% 10/15/18	300,000	331,296
Total System Services
3.75% 6/1/23	125,000	124,325
3.80% 4/1/21	50,000	51,657
4.80% 4/1/26	100,000	107,950
Visa
2.20% 12/14/20	500,000	501,831
2.80% 12/14/22	300,000	301,921
3.15% 12/14/25	750,000	754,144
4.15% 12/14/35	115,000	120,637
4.30% 12/14/45	530,000	560,824
Western Union
3.65% 8/22/18	100,000	102,489
5.253% 4/1/20	107,000	114,665
Xerox
2.80% 5/15/20	250,000	245,892
3.50% 8/20/20	100,000	100,922
4.50% 5/15/21	345,000	359,057
6.35% 5/15/18	250,000	263,656
Xylem
3.25% 11/1/26	55,000	53,519
4.375% 11/1/46	50,000	49,457

		9,911,743

Leisure Equipment & Products–0.02%
Hasbro
3.15% 5/15/21	75,000	75,842
5.10% 5/15/44	65,000	65,977
6.35% 3/15/40	65,000	75,997
Mattel
2.35% 5/6/19	200,000	200,632
6.20% 10/1/40	100,000	109,583

		528,031

LVIP SSGA Bond Index Fund–41

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Life Sciences Tools & Services–0.08%
Agilent Technologies
3.875% 7/15/23	150,000	$154,541
5.00% 7/15/20	100,000	107,996
Life Technologies 6.00% 3/1/20	150,000	163,526
Thermo Fisher Scientific
3.00% 4/15/23	105,000	103,347
3.30% 2/15/22	650,000	661,156
3.60% 8/15/21	100,000	103,455
4.15% 2/1/24	500,000	521,437
4.50% 3/1/21	240,000	256,811
4.70% 5/1/20	100,000	106,685
Trimble 4.75% 12/1/24	100,000	101,429

		2,280,383

Machinery–0.23%
Caterpillar
2.60% 6/26/22	50,000	49,853
3.803% 8/15/42	168,000	161,808
3.90% 5/27/21	150,000	158,277
4.75% 5/15/64	250,000	267,350
6.05% 8/15/36	200,000	250,722
7.90% 12/15/18	100,000	111,648
Crane 4.45% 12/15/23	100,000	103,588
Cummins
3.65% 10/1/23	139,000	143,977
4.875% 10/1/43	64,000	71,367
Deere
2.60% 6/8/22	100,000	99,589
3.90% 6/9/42	150,000	150,559
4.375% 10/16/19	350,000	373,223
5.375% 10/16/29	100,000	120,113
Dover
4.30% 3/1/21	100,000	106,673
5.375% 3/1/41	100,000	117,412
6.60% 3/15/38	25,000	32,912
Eaton
2.75% 11/2/22	250,000	247,939
4.15% 11/2/42	150,000	147,195
6.95% 3/20/19	50,000	55,113
Flowserve 4.00% 11/15/23	64,000	64,896
Illinois Tool Works
1.95% 3/1/19	300,000	301,643
2.65% 11/15/26	150,000	143,573
3.375% 9/15/21	60,000	62,659
3.90% 9/1/42	150,000	150,261
4.875% 9/15/41	100,000	112,854
6.25% 4/1/19	100,000	109,412
Ingersoll-Rand Global Holding
4.25% 6/15/23	250,000	264,783
5.75% 6/15/43	100,000	118,760
6.875% 8/15/18	250,000	270,174
Kennametal 2.65% 11/1/19	150,000	149,277

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Parker-Hannifin
3.30% 11/21/24	60,000	$60,822
4.20% 11/21/34	140,000	143,319
6.25% 5/15/38	550,000	702,716
Pentair Finance
2.90% 9/15/18	150,000	151,796
4.65% 9/15/25	150,000	154,123
5.00% 5/15/21	200,000	213,330
Snap-on 6.125% 9/1/21	50,000	57,739
Stanley Black & Decker
2.451% 11/17/18	100,000	100,903
2.90% 11/1/22	150,000	150,919
5.20% 9/1/40	100,000	109,461
● 5.75% 12/15/53	100,000	106,000
Timken 3.875% 9/1/24	70,000	68,706
Valmont Industries 5.25% 10/1/54	150,000	131,896
Wabtec 4.375% 8/15/23	100,000	104,610

		6,773,950

Media–1.01%
21st Century Fox America
3.00% 9/15/22	600,000	597,956
#144A 3.375% 11/15/26	60,000	58,939
3.70% 10/15/25	40,000	40,560
4.50% 2/15/21	150,000	160,522
4.75% 9/15/44	60,000	60,205
#144A 4.75% 11/15/46	50,000	50,347
4.95% 10/15/45	30,000	30,949
5.65% 8/15/20	300,000	331,856
6.15% 3/1/37	30,000	35,215
6.15% 2/15/41	450,000	534,040
6.40% 12/15/35	300,000	359,440
6.65% 11/15/37	175,000	216,006
6.90% 8/15/39	100,000	125,972
8.15% 10/17/36	100,000	136,407
CBS
2.30% 8/15/19	200,000	200,787
2.90% 1/15/27	100,000	92,959
3.375% 3/1/22	100,000	101,786
4.00% 1/15/26	355,000	361,716
4.85% 7/1/42	150,000	147,365
4.90% 8/15/44	125,000	125,592
7.875% 7/30/30	200,000	271,136
Charter Communications Operating
3.579% 7/23/20	305,000	311,424
4.464% 7/23/22	500,000	523,139
4.908% 7/23/25	850,000	897,370
6.384% 10/23/35	190,000	217,559
6.484% 10/23/45	565,000	655,463
Comcast
1.625% 1/15/22	150,000	143,881

LVIP SSGA Bond Index Fund–42

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Comcast (continued)
2.35% 1/15/27	105,000	$96,920
2.75% 3/1/23	300,000	298,106
3.125% 7/15/22	100,000	102,169
3.15% 3/1/26	350,000	345,744
3.20% 7/15/36	150,000	135,206
3.375% 2/15/25	425,000	429,925
3.375% 8/15/25	65,000	65,464
3.40% 7/15/46	110,000	96,319
4.20% 8/15/34	83,000	84,938
4.25% 1/15/33	200,000	208,497
4.40% 8/15/35	192,000	201,237
4.60% 8/15/45	77,000	80,911
4.65% 7/15/42	24,000	25,044
4.75% 3/1/44	350,000	376,264
5.70% 5/15/18	200,000	211,166
5.70% 7/1/19	200,000	218,874
6.40% 5/15/38	250,000	320,739
6.45% 3/15/37	200,000	258,709
6.50% 11/15/35	200,000	256,570
6.95% 8/15/37	250,000	341,611
7.05% 3/15/33	500,000	672,313
Discovery Communications
3.30% 5/15/22	150,000	149,678
4.375% 6/15/21	100,000	105,547
4.875% 4/1/43	100,000	92,739
5.05% 6/1/20	200,000	214,839
5.625% 8/15/19	200,000	216,200
6.35% 6/1/40	150,000	159,781
Grupo Televisa
4.625% 1/30/26	400,000	405,866
6.625% 1/15/40	100,000	105,419
8.50% 3/11/32	200,000	246,101
Historic TW
6.625% 5/15/29	300,000	367,710
6.875% 6/15/18	400,000	427,957
Interpublic Group 4.00% 3/15/22	70,000	72,495
NBCUniversal Media
2.875% 1/15/23	575,000	574,124
4.375% 4/1/21	200,000	216,190
4.45% 1/15/43	675,000	691,361
5.15% 4/30/20	670,000	732,999
5.95% 4/1/41	200,000	246,934
Omnicom Group
3.60% 4/15/26	200,000	198,321
3.625% 5/1/22	200,000	205,650
4.45% 8/15/20	35,000	37,261
6.25% 7/15/19	250,000	276,066
RELX Capital 8.625% 1/15/19	100,000	112,432
Scripps Networks Interactive
2.75% 11/15/19	50,000	50,743

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Scripps Networks Interactive (continued)
2.80% 6/15/20	100,000	$100,301
3.50% 6/15/22	100,000	101,178
3.90% 11/15/24	150,000	152,685
3.95% 6/15/25	100,000	101,346
Thomson Reuters
3.35% 5/15/26	55,000	53,535
4.30% 11/23/23	200,000	209,535
4.70% 10/15/19	400,000	424,976
6.50% 7/15/18	150,000	160,268
Time Warner
2.95% 7/15/26	125,000	116,678
3.55% 6/1/24	200,000	198,694
3.80% 2/15/27	105,000	104,621
3.875% 1/15/26	150,000	150,446
4.70% 1/15/21	100,000	106,986
4.75% 3/29/21	150,000	160,850
4.875% 3/15/20	200,000	213,652
4.90% 6/15/42	200,000	200,797
6.10% 7/15/40	100,000	114,529
6.25% 3/29/41	800,000	936,536
6.50% 11/15/36	100,000	121,310
7.625% 4/15/31	325,000	441,816
7.70% 5/1/32	330,000	448,345
Time Warner Cable
4.00% 9/1/21	500,000	513,983
5.00% 2/1/20	145,000	154,002
5.50% 9/1/41	100,000	102,002
5.875% 11/15/40	100,000	106,991
6.55% 5/1/37	200,000	227,076
6.75% 7/1/18	300,000	320,400
6.75% 6/15/39	450,000	524,772
7.30% 7/1/38	150,000	185,069
8.25% 4/1/19	250,000	281,071
8.75% 2/14/19	200,000	225,499
Time Warner Entertainment
8.375% 3/15/23	250,000	314,841
8.375% 7/15/33	200,000	262,692
Viacom
2.50% 9/1/18	120,000	120,408
3.125% 6/15/22	550,000	533,960
3.25% 3/15/23	250,000	240,120
3.875% 4/1/24	200,000	194,407
4.375% 3/15/43	477,000	381,300
5.625% 9/15/19	200,000	215,299
5.85% 9/1/43	150,000	147,490
6.875% 4/30/36	125,000	136,682
Walt Disney
0.875% 7/12/19	60,000	58,816
1.50% 9/17/18	70,000	70,146
1.85% 7/30/26	95,000	85,639

LVIP SSGA Bond Index Fund–43

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Walt Disney (continued)
2.15% 9/17/20	100,000	$100,501
2.30% 2/12/21	500,000	502,801
2.35% 12/1/22	300,000	295,553
3.00% 2/13/26	300,000	298,849
3.00% 7/30/46	50,000	42,641
3.15% 9/17/25	100,000	101,540
3.70% 12/1/42	150,000	144,539
3.75% 6/1/21	200,000	212,494
4.125% 12/1/41	100,000	102,797
4.125% 6/1/44	83,000	86,022
WPP Finance 2010
4.75% 11/21/21	100,000	108,393
5.625% 11/15/43	250,000	268,975

		29,808,584

Metals & Mining–0.29%
Barrick Gold
4.10% 5/1/23	63,000	64,718
5.25% 4/1/42	300,000	293,206
Barrick North America Finance
4.40% 5/30/21	49,000	51,543
5.70% 5/30/41	500,000	511,995
5.75% 5/1/43	150,000	158,216
7.50% 9/15/38	25,000	29,090
Barrick PD Australia Finance
5.95% 10/15/39	100,000	106,099
BHP Billiton Finance USA
3.25% 11/21/21	250,000	257,744
3.85% 9/30/23	200,000	211,856
4.125% 2/24/42	125,000	123,241
5.00% 9/30/43	500,000	559,767
6.50% 4/1/19	150,000	164,711
Goldcorp
2.125% 3/15/18	100,000	99,983
3.70% 3/15/23	200,000	197,032
Newmont Mining
3.50% 3/15/22	150,000	152,628
4.875% 3/15/42	650,000	612,010
6.25% 10/1/39	100,000	110,362
Nucor
4.00% 8/1/23	139,000	146,323
4.125% 9/15/22	100,000	106,478
5.20% 8/1/43	100,000	113,267
5.85% 6/1/18	100,000	105,391
Reliance Steel & Aluminum
4.50% 4/15/23	150,000	151,110
Rio Tinto Alcan 6.125% 12/15/33	150,000	166,294
Rio Tinto Finance USA
2.875% 8/21/22	32,000	32,172
3.75% 9/20/21	60,000	63,079
3.75% 6/15/25	700,000	722,133

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Rio Tinto Finance USA (continued)
4.125% 5/20/21	80,000	$85,156
4.125% 8/21/42	150,000	147,906
5.20% 11/2/40	100,000	114,183
7.125% 7/15/28	75,000	97,132
9.00% 5/1/19	100,000	115,367
Southern Copper
3.50% 11/8/22	89,000	88,762
5.25% 11/8/42	150,000	138,173
5.375% 4/16/20	125,000	136,069
5.875% 4/23/45	69,000	68,062
6.75% 4/16/40	110,000	119,256
7.50% 7/27/35	200,000	232,205
Vale 5.625% 9/11/42	150,000	133,500
Vale Overseas
4.375% 1/11/22	250,000	246,250
4.625% 9/15/20	100,000	102,600
5.625% 9/15/19	300,000	317,700
5.875% 6/10/21	500,000	525,000
6.25% 8/10/26	100,000	104,250
6.875% 11/21/36	350,000	346,500
6.875% 11/10/39	170,000	166,175
Worthington Industries 4.55% 4/15/26	40,000	39,673
Yamana Gold 4.95% 7/15/24	50,000	49,076

		8,683,443

Multiline Retail–0.13%
Dollar General
3.25% 4/15/23	200,000	197,643
4.15% 11/1/25	75,000	77,307
Kohl’s
4.00% 11/1/21	200,000	209,961
4.25% 7/17/25	50,000	50,373
4.75% 12/15/23	150,000	155,880
5.55% 7/17/45	50,000	47,916
Macy’s Retail Holdings
2.875% 2/15/23	100,000	95,301
3.45% 1/15/21	100,000	102,463
3.625% 6/1/24	150,000	147,346
4.375% 9/1/23	90,000	92,669
5.125% 1/15/42	100,000	92,708
6.70% 7/15/34	150,000	163,902
6.90% 4/1/29	150,000	170,231
Nordstrom
4.75% 5/1/20	100,000	106,757
5.00% 1/15/44	281,000	277,906
Target
2.30% 6/26/19	200,000	203,296
2.50% 4/15/26	100,000	95,522
2.90% 1/15/22	300,000	305,923
3.625% 4/15/46	490,000	456,509
3.875% 7/15/20	100,000	105,975

LVIP SSGA Bond Index Fund–44

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Multiline Retail (continued)
Target (continued)
4.00% 7/1/42	150,000	$149,521
6.00% 1/15/18	250,000	261,421
6.35% 11/1/32	100,000	128,247
7.00% 1/15/38	200,000	279,769

		3,974,546

Multi-Utilities–0.29%
American Water Capital
3.00% 12/1/26	100,000	98,423
3.85% 3/1/24	250,000	263,663
4.00% 12/1/46	50,000	50,338
4.30% 12/1/42	100,000	104,962
Avista
5.125% 4/1/22	30,000	32,625
5.95% 6/1/18	100,000	104,864
Consolidated Edison Co of New York
3.95% 3/1/43	150,000	145,529
4.30% 12/1/56	100,000	100,148
4.45% 3/15/44	200,000	208,714
4.50% 12/1/45	100,000	106,296
4.625% 12/1/54	500,000	525,963
5.50% 12/1/39	250,000	294,974
5.85% 3/15/36	100,000	120,919
6.30% 8/15/37	20,000	25,826
6.65% 4/1/19	200,000	220,704
6.75% 4/1/38	25,000	33,901
7.125% 12/1/18	200,000	220,261
Dominion Resources
1.60% 8/15/19	100,000	98,538
2.00% 8/15/21	40,000	38,833
2.50% 12/1/19	400,000	404,550
2.75% 9/15/22	250,000	246,340
2.85% 8/15/26	60,000	56,290
4.45% 3/15/21	100,000	106,950
4.90% 8/1/41	60,000	63,214
5.20% 8/15/19	80,000	86,053
5.95% 6/15/35	25,000	28,973
6.40% 6/15/18	76,000	80,632
DTE Energy
2.40% 12/1/19	150,000	150,842
2.85% 10/1/26	200,000	186,190
3.30% 6/15/22	200,000	203,694
3.50% 6/1/24	100,000	100,940
KeySpan 8.00% 11/15/30	25,000	33,495
NiSource Finance
3.85% 2/15/23	50,000	51,724
4.80% 2/15/44	100,000	105,682
5.25% 2/15/43	59,000	65,518
5.45% 9/15/20	125,000	136,613
5.80% 2/1/42	100,000	116,777

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
NiSource Finance (continued)
6.125% 3/1/22	100,000	$115,456
6.40% 3/15/18	210,000	221,227
Public Service Enterprise Group
2.00% 11/15/21	200,000	193,879
Puget Energy
3.65% 5/15/25	200,000	197,455
6.00% 9/1/21	200,000	224,217
Puget Sound Energy
4.434% 11/15/41	100,000	104,995
5.638% 4/15/41	80,000	96,960
5.764% 7/15/40	50,000	61,362
5.795% 3/15/40	100,000	122,260
San Diego Gas & Electric
3.00% 8/15/21	175,000	180,162
3.60% 9/1/23	200,000	209,545
6.00% 6/1/39	110,000	140,678
SCANA
4.125% 2/1/22	500,000	505,743
6.25% 4/1/20	100,000	107,991
Sempra Energy
1.625% 10/7/19	70,000	69,144
2.40% 3/15/20	250,000	249,822
2.85% 11/15/20	100,000	100,860
2.875% 10/1/22	150,000	148,760
3.75% 11/15/25	100,000	101,199
6.00% 10/15/39	125,000	149,439
6.15% 6/15/18	25,000	26,495
United Utilities 5.375% 2/1/19	100,000	104,854
WEC Energy Group
1.65% 6/15/18	35,000	34,980
2.45% 6/15/20	50,000	50,073
3.55% 6/15/25	50,000	51,047

		8,588,561

Oil, Gas & Consumable Fuels–2.52%
Anadarko Finance 7.50% 5/1/31	250,000	318,913
Anadarko Petroleum
5.55% 3/15/26	400,000	448,504
6.45% 9/15/36	250,000	298,425
7.95% 6/15/39	200,000	260,460
8.70% 3/15/19	200,000	227,409
ANR Pipeline 9.625% 11/1/21	500,000	647,785
Apache
3.25% 4/15/22	473,000	480,985
4.25% 1/15/44	100,000	98,975
4.75% 4/15/43	200,000	206,778
5.10% 9/1/40	350,000	367,439
5.25% 2/1/42	100,000	107,013
6.00% 1/15/37	50,000	57,683
Boardwalk Pipelines
3.375% 2/1/23	100,000	95,327

LVIP SSGA Bond Index Fund–45

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Boardwalk Pipelines (continued)
4.95% 12/15/24	50,000	$51,420
5.75% 9/15/19	100,000	107,884
5.95% 6/1/26	50,000	54,408
Buckeye Partners
3.95% 12/1/26	35,000	34,131
4.875% 2/1/21	260,000	276,320
5.50% 8/15/19	50,000	53,646
5.85% 11/15/43	500,000	517,263
Burlington Resources Finance
7.20% 8/15/31	100,000	129,216
Canadian Natural Resources
3.80% 4/15/24	43,000	42,920
3.90% 2/1/25	200,000	200,927
5.85% 2/1/35	200,000	213,469
5.90% 2/1/18	100,000	104,123
6.25% 3/15/38	150,000	171,175
Chevron
1.561% 5/16/19	200,000	199,248
1.718% 6/24/18	500,000	501,633
1.79% 11/16/18	150,000	150,612
2.10% 5/16/21	200,000	198,408
2.193% 11/15/19	500,000	505,189
2.355% 12/5/22	500,000	491,083
2.566% 5/16/23	200,000	197,350
2.954% 5/16/26	200,000	196,974
3.191% 6/24/23	550,000	563,826
3.326% 11/17/25	150,000	153,045
4.95% 3/3/19	100,000	106,890
CNOOC Finance 2013
3.00% 5/9/23	250,000	241,645
4.25% 5/9/43	1,000,000	957,973
CNOOC Finance 2015 Australia
2.625% 5/5/20	200,000	199,512
4.20% 5/5/45	200,000	189,687
CNOOC Finance 2015 USA 3.50% 5/5/25	200,000	194,739
Columbia Pipeline Group
2.45% 6/1/18	50,000	50,262
4.50% 6/1/25	250,000	263,091
5.80% 6/1/45	100,000	115,420
ConocoPhillips
2.40% 12/15/22	450,000	435,711
3.35% 5/15/25	180,000	177,939
4.15% 11/15/34	90,000	88,244
4.20% 3/15/21	200,000	212,645
4.30% 11/15/44	150,000	149,809
4.95% 3/15/26	250,000	276,505
5.75% 2/1/19	425,000	456,830
5.90% 5/15/38	450,000	531,230
5.95% 3/15/46	100,000	124,217
6.00% 1/15/20	200,000	221,022
6.50% 2/1/39	380,000	482,597

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips Holding 6.95% 4/15/29	200,000	$252,061
Devon Energy
3.25% 5/15/22	250,000	248,717
4.00% 7/15/21	100,000	103,441
4.75% 5/15/42	100,000	94,809
5.00% 6/15/45	70,000	69,021
5.60% 7/15/41	300,000	310,028
5.85% 12/15/25	150,000	170,716
7.95% 4/15/32	100,000	126,925
Devon Financing 7.875% 9/30/31	200,000	254,367
Ecopetrol
4.125% 1/16/25	500,000	469,500
5.375% 6/26/26	210,000	209,475
5.875% 9/18/23	200,000	212,200
5.875% 5/28/45	155,000	134,695
7.625% 7/23/19	200,000	224,740
El Paso Natural Gas 8.375% 6/15/32	100,000	124,303
Enable Midstream Partners
3.90% 5/15/24	200,000	190,009
5.00% 5/15/44	70,000	60,333
Enbridge
3.50% 6/10/24	100,000	97,549
4.00% 10/1/23	150,000	152,497
4.25% 12/1/26	100,000	102,591
4.50% 6/10/44	100,000	93,321
5.50% 12/1/46	100,000	107,404
Enbridge Energy Partners
5.20% 3/15/20	100,000	106,571
6.50% 4/15/18	50,000	52,630
7.50% 4/15/38	300,000	359,793
9.875% 3/1/19	50,000	56,855
Encana3.90% 11/15/21	600,000	605,808
Energy Transfer Partners
2.50% 6/15/18	215,000	215,864
3.60% 2/1/23	100,000	98,483
4.05% 3/15/25	100,000	99,162
4.15% 10/1/20	150,000	155,460
4.75% 1/15/26	400,000	414,277
5.15% 3/15/45	150,000	144,385
5.20% 2/1/22	250,000	267,970
5.95% 10/1/43	125,000	129,261
6.125% 12/15/45	400,000	427,051
6.50% 2/1/42	150,000	162,569
7.50% 7/1/38	200,000	232,554
7.60% 2/1/24	150,000	168,276
EnLink Midstream Partners
4.85% 7/15/26	120,000	121,272
Enterprise Products Operating
1.65% 5/7/18	100,000	99,752
2.85% 4/15/21	355,000	358,052
3.35% 3/15/23	350,000	354,800

LVIP SSGA Bond Index Fund–46

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating (continued)
3.70% 2/15/26	150,000	$150,827
3.75% 2/15/25	640,000	651,382
3.90% 2/15/24	200,000	206,585
3.95% 2/15/27	245,000	251,488
4.05% 2/15/22	100,000	105,540
4.45% 2/15/43	125,000	118,924
4.85% 8/15/42	200,000	200,695
4.85% 3/15/44	125,000	126,673
4.90% 5/15/46	100,000	103,050
5.20% 9/1/20	100,000	109,277
5.25% 1/31/20	100,000	108,280
5.70% 2/15/42	150,000	164,975
5.75% 3/1/35	250,000	273,836
5.95% 2/1/41	100,000	113,269
6.125% 10/15/39	50,000	57,019
6.50% 1/31/19	100,000	109,062
7.55% 4/15/38	100,000	129,601
EOG Resources
2.625% 3/15/23	150,000	145,618
3.15% 4/1/25	250,000	245,742
3.90% 4/1/35	350,000	332,522
4.15% 1/15/26	100,000	104,842
4.40% 6/1/20	150,000	159,246
5.10% 1/15/36	100,000	109,107
6.875% 10/1/18	25,000	27,101
EQT
4.875% 11/15/21	100,000	106,855
8.125% 6/1/19	75,000	84,432
EQT Midstream Partners
4.00% 8/1/24	55,000	54,331
4.125% 12/1/26	65,000	63,486
Exxon Mobil
1.305% 3/6/18	500,000	499,969
1.439% 3/1/18	140,000	140,192
1.708% 3/1/19	250,000	250,619
1.819% 3/15/19	500,000	500,975
2.222% 3/1/21	105,000	105,302
2.726% 3/1/23	170,000	170,719
3.043% 3/1/26	750,000	749,876
3.567% 3/6/45	800,000	747,224
4.114% 3/1/46	165,000	169,434
Hess
4.30% 4/1/27	150,000	149,620
5.60% 2/15/41	200,000	202,897
5.80% 4/1/47	150,000	156,234
7.125% 3/15/33	100,000	114,383
7.30% 8/15/31	250,000	291,863
Husky Energy
3.95% 4/15/22	150,000	156,000
4.00% 4/15/24	50,000	50,986
7.25% 12/15/19	125,000	142,217

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Kerr-McGee 6.95% 7/1/24	100,000	$118,156
Kinder Morgan
4.30% 6/1/25	200,000	206,267
5.55% 6/1/45	700,000	738,909
Kinder Morgan Energy Partners
2.65% 2/1/19	300,000	301,729
3.50% 3/1/21	520,000	528,414
3.50% 9/1/23	500,000	494,603
3.95% 9/1/22	100,000	102,795
5.00% 8/15/42	500,000	479,546
5.00% 3/1/43	250,000	241,929
5.30% 9/15/20	250,000	268,758
5.80% 3/15/35	150,000	159,034
5.95% 2/15/18	50,000	52,170
6.50% 9/1/39	100,000	110,133
6.55% 9/15/40	200,000	220,615
7.75% 3/15/32	200,000	246,099
Magellan Midstream Partners
3.20% 3/15/25	100,000	97,396
4.20% 3/15/45	150,000	136,006
4.25% 2/1/21	150,000	159,175
4.25% 9/15/46	180,000	169,816
5.00% 3/1/26	100,000	109,856
6.55% 7/15/19	50,000	55,366
Marathon Oil
2.80% 11/1/22	125,000	119,691
5.90% 3/15/18	500,000	522,233
6.60% 10/1/37	100,000	109,601
Marathon Petroleum
3.625% 9/15/24	250,000	247,311
5.00% 9/15/54	500,000	424,988
5.125% 3/1/21	135,000	147,514
6.50% 3/1/41	145,000	155,577
MPLX 4.875% 12/1/24	500,000	515,667
Nexen Energy
6.20% 7/30/19	130,000	141,571
6.40% 5/15/37	150,000	179,411
7.50% 7/30/39	200,000	272,528
Noble Energy
4.15% 12/15/21	100,000	104,179
5.05% 11/15/44	800,000	805,328
6.00% 3/1/41	135,000	150,387
8.25% 3/1/19	100,000	112,387
Northwest Pipeline 6.05% 6/15/18	300,000	314,879
Occidental Petroleum
1.50% 2/15/18	100,000	100,106
2.60% 4/15/22	250,000	249,540
2.70% 2/15/23	200,000	198,227
3.00% 2/15/27	250,000	242,207
3.125% 2/15/22	150,000	153,419
3.40% 4/15/26	180,000	181,568
3.50% 6/15/25	450,000	456,841

LVIP SSGA Bond Index Fund–47

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum (continued)
4.10% 2/15/47	250,000	$244,133
4.40% 4/15/46	250,000	255,034
ONEOK Partners
3.20% 9/15/18	100,000	102,223
3.375% 10/1/22	150,000	150,814
3.80% 3/15/20	100,000	103,708
4.90% 3/15/25	100,000	107,439
6.125% 2/1/41	100,000	110,346
6.20% 9/15/43	178,000	198,583
6.65% 10/1/36	100,000	113,768
8.625% 3/1/19	100,000	112,858
Petro-Canada
5.95% 5/15/35	200,000	236,039
6.80% 5/15/38	100,000	130,083
9.25% 10/15/21	50,000	61,885
Petroleos Mexicanos
2.378% 4/15/25	161,500	161,734
3.125% 1/23/19	80,000	79,520
3.50% 7/18/18	200,000	202,300
3.50% 1/30/23	800,000	736,400
4.50% 1/23/26	250,000	228,375
#144A 4.625% 9/21/23	300,000	292,590
4.875% 1/24/22	1,250,000	1,256,875
4.875% 1/18/24	500,000	486,055
#144A 5.375% 3/13/22	700,000	717,661
5.50% 1/21/21	400,000	412,000
5.625% 1/23/46	500,000	416,875
6.00% 3/5/20	260,000	274,885
6.375% 1/23/45	609,000	557,235
#144A 6.50% 3/13/27	700,000	722,925
6.50% 6/2/41	800,000	753,240
6.625% 6/15/35	250,000	247,500
#144A 6.75% 9/21/47	300,000	284,190
8.00% 5/3/19	550,000	605,000
Phillips 66
4.65% 11/15/34	350,000	365,413
5.875% 5/1/42	250,000	297,061
Phillips 66 Partners
3.55% 10/1/26	100,000	96,974
4.90% 10/1/46	100,000	96,397
Pioneer Natural Resources
3.45% 1/15/21	100,000	102,282
3.95% 7/15/22	100,000	103,876
4.45% 1/15/26	100,000	106,343
6.875% 5/1/18	400,000	424,788
Plains All American Pipeline
4.30% 1/31/43	100,000	83,151
4.50% 12/15/26	100,000	101,643
4.65% 10/15/25	200,000	206,990
4.70% 6/15/44	600,000	536,573
5.15% 6/1/42	200,000	186,071

	Principal	Value
	Amount°	(U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline (continued)
5.75% 1/15/20	100,000	$108,816
6.65% 1/15/37	125,000	136,824
8.75% 5/1/19	150,000	170,859
Shell International Finance
1.375% 5/10/19	400,000	396,529
1.375% 9/12/19	150,000	147,954
1.625% 11/10/18	150,000	150,210
1.75% 9/12/21	150,000	145,864
1.875% 5/10/21	200,000	195,665
2.00% 11/15/18	300,000	302,091
2.125% 5/11/20	350,000	349,750
2.25% 11/10/20	150,000	149,874
2.375% 8/21/22	250,000	245,719
2.50% 9/12/26	150,000	140,919
2.875% 5/10/26	400,000	387,187
3.25% 5/11/25	650,000	650,175
3.40% 8/12/23	650,000	667,609
3.75% 9/12/46	150,000	138,380
4.00% 5/10/46	600,000	575,211
4.125% 5/11/35	156,000	159,593
4.30% 9/22/19	200,000	212,249
4.375% 3/25/20	75,000	80,156
4.375% 5/11/45	167,000	169,580
4.55% 8/12/43	100,000	104,527
5.50% 3/25/40	100,000	116,531
6.375% 12/15/38	300,000	387,632
Spectra Energy Capital
5.65% 3/1/20	100,000	107,255
7.50% 9/15/38	350,000	424,973
Spectra Energy Partners
2.95% 9/25/18	350,000	355,666
3.375% 10/15/26	145,000	138,974
4.50% 3/15/45	50,000	47,728
Statoil
1.15% 5/15/18	250,000	248,513
2.45% 1/17/23	200,000	195,389
2.65% 1/15/24	100,000	98,252
3.15% 1/23/22	200,000	204,222
3.70% 3/1/24	600,000	628,605
3.95% 5/15/43	250,000	239,033
4.80% 11/8/43	150,000	163,447
5.10% 8/17/40	200,000	223,343
5.25% 4/15/19	250,000	268,514
7.15% 1/15/29	25,000	33,383
Suncor Energy
3.60% 12/1/24	250,000	256,611
6.10% 6/1/18	150,000	158,864
6.50% 6/15/38	250,000	320,451
6.85% 6/1/39	100,000	132,994
7.15% 2/1/32	25,000	31,883

LVIP SSGA Bond Index Fund–48

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations
3.45% 1/15/23	200,000	$195,638
3.90% 7/15/26	100,000	96,984
4.40% 4/1/21	100,000	105,410
5.30% 4/1/44	200,000	193,781
5.95% 12/1/25	100,000	111,601
6.85% 2/15/40	100,000	111,252
TC PipeLines 4.375% 3/13/25	150,000	151,464
Tennessee Gas Pipeline 7.625% 4/1/37	150,000	181,850
Tosco 8.125% 2/15/30	100,000	137,317
Total Capital
4.125% 1/28/21	100,000	106,722
4.45% 6/24/20	100,000	107,652
Total Capital Canada
1.45% 1/15/18	400,000	400,022
2.75% 7/15/23	300,000	297,136
Total Capital International
2.10% 6/19/19	300,000	301,558
2.70% 1/25/23	200,000	198,090
2.875% 2/17/22	200,000	201,724
3.70% 1/15/24	100,000	104,510
TransCanada PipeLines
2.50% 8/1/22	150,000	146,592
3.125% 1/15/19	25,000	25,529
3.75% 10/16/23	150,000	155,375
3.80% 10/1/20	100,000	104,433
4.625% 3/1/34	200,000	211,272
4.875% 1/15/26	100,000	111,235
6.10% 6/1/40	100,000	124,557
6.50% 8/15/18	200,000	214,081
7.25% 8/15/38	100,000	135,249
7.625% 1/15/39	250,000	358,584
Transcontinental Gas Pipe Line
4.45% 8/1/42	100,000	91,660
Valero Energy
3.65% 3/15/25	100,000	99,355
4.90% 3/15/45	150,000	150,050
6.125% 2/1/20	65,000	71,793
6.625% 6/15/37	300,000	352,153
7.50% 4/15/32	100,000	123,101
9.375% 3/15/19	200,000	230,437
Valero Energy Partners
4.375% 12/15/26	85,000	85,930
Western Gas Partners
3.95% 6/1/25	150,000	148,169
4.00% 7/1/22	150,000	152,627
5.45% 4/1/44	100,000	103,363
Williams Partners
3.90% 1/15/25	725,000	712,261
4.00% 11/15/21	100,000	102,741
4.30% 3/4/24	195,000	197,206

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Partners (continued)
5.25% 3/15/20	200,000	$213,841
6.30% 4/15/40	470,000	503,245
XTO Energy 6.50% 12/15/18	100,000	109,171

		74,234,248

Paper & Forest Products–0.09%
Celulosa Arauco y Constitucion
4.50% 8/1/24	200,000	203,724
5.00% 1/21/21	100,000	105,317
Domtar
4.40% 4/1/22	100,000	103,001
6.75% 2/15/44	100,000	101,893
Georgia-Pacific 8.00% 1/15/24	250,000	319,537
International Paper
3.00% 2/15/27	150,000	141,820
4.75% 2/15/22	200,000	216,580
4.80% 6/15/44	200,000	199,403
5.00% 9/15/35	100,000	105,976
5.15% 5/15/46	200,000	209,371
6.00% 11/15/41	135,000	152,116
7.30% 11/15/39	100,000	127,817
7.50% 8/15/21	80,000	96,109
7.95% 6/15/18	178,000	193,282
WestRock MWV 8.20% 1/15/30	150,000	196,246
Weyerhaeuser 4.70% 3/15/21	100,000	106,224

		2,578,416

Personal Products–0.03%
Colgate-Palmolive
0.90% 5/1/18	100,000	99,505
1.75% 3/15/19	344,000	345,409
2.30% 5/3/22	100,000	99,152
4.00% 8/15/45	100,000	103,337
Estee Lauder 4.375% 6/15/45	250,000	259,178

		906,581

Pharmaceuticals–1.32%
Abbott Laboratories
2.35% 11/22/19	355,000	355,665
2.90% 11/30/21	500,000	499,141
3.40% 11/30/23	300,000	299,329
3.75% 11/30/26	600,000	597,078
4.75% 11/30/36	350,000	356,945
4.90% 11/30/46	400,000	412,148
5.125% 4/1/19	478,000	511,626
5.30% 5/27/40	250,000	268,299
6.00% 4/1/39	50,000	59,618
6.15% 11/30/37	50,000	59,718
AbbVie
1.80% 5/14/18	625,000	625,678
2.30% 5/14/21	200,000	196,159
2.50% 5/14/20	500,000	500,531

LVIP SSGA Bond Index Fund–49

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AbbVie (continued)
2.85% 5/14/23	150,000	$145,721
2.90% 11/6/22	500,000	494,533
3.20% 11/6/22	225,000	225,446
3.20% 5/14/26	200,000	190,665
3.60% 5/14/25	600,000	595,357
4.30% 5/14/36	150,000	143,397
4.40% 11/6/42	300,000	283,285
4.45% 5/14/46	200,000	192,274
4.50% 5/14/35	600,000	591,339
4.70% 5/14/45	665,000	654,979
Actavis
3.25% 10/1/22	250,000	249,303
4.625% 10/1/42	125,000	121,492
6.125% 8/15/19	45,000	49,194
Actavis Funding
2.35% 3/12/18	1,000,000	1,006,074
2.45% 6/15/19	210,000	211,014
3.45% 3/15/22	500,000	508,087
4.55% 3/15/35	1,000,000	992,829
4.85% 6/15/44	650,000	646,901
Allergan 1.35% 3/15/18	550,000	546,201
AstraZeneca
1.75% 11/16/18	150,000	150,309
2.375% 11/16/20	250,000	249,287
3.375% 11/16/25	650,000	646,246
4.00% 9/18/42	150,000	142,475
4.375% 11/16/45	95,000	95,591
6.45% 9/15/37	450,000	583,257
Baxalta
2.00% 6/22/18	50,000	50,021
2.875% 6/23/20	400,000	400,228
3.60% 6/23/22	100,000	100,886
4.00% 6/23/25	150,000	150,700
5.25% 6/23/45	45,000	48,142
Bristol-Myers Squibb
1.75% 3/1/19	200,000	199,797
2.00% 8/1/22	100,000	97,520
3.25% 8/1/42	100,000	89,675
4.50% 3/1/44	500,000	543,551
5.875% 11/15/36	195,000	243,386
Eli Lilly & Co
1.25% 3/1/18	410,000	410,167
1.95% 3/15/19	250,000	251,634
5.50% 3/15/27	100,000	119,814
GlaxoSmithKline Capital
2.85% 5/8/22	750,000	756,584
5.375% 4/15/34	100,000	117,235
5.65% 5/15/18	450,000	474,399
6.375% 5/15/38	450,000	593,013
Johnson & Johnson
1.125% 3/1/19	95,000	94,268

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Johnson & Johnson (continued)
1.65% 12/5/18	800,000	$804,630
1.65% 3/1/21	150,000	147,751
2.05% 3/1/23	150,000	146,075
2.45% 12/5/21	150,000	152,438
2.45% 3/1/26	150,000	143,639
2.95% 9/1/20	100,000	103,338
3.55% 5/15/21	100,000	106,053
3.55% 3/1/36	70,000	70,185
3.70% 3/1/46	80,000	79,038
4.375% 12/5/33	183,000	201,562
4.85% 5/15/41	100,000	117,545
5.15% 7/15/18	250,000	264,364
5.85% 7/15/38	100,000	131,403
Merck & Co
1.10% 1/31/18	150,000	149,717
1.30% 5/18/18	100,000	99,917
1.85% 2/10/20	400,000	400,430
2.40% 9/15/22	150,000	147,161
2.75% 2/10/25	900,000	884,631
2.80% 5/18/23	250,000	251,186
3.60% 9/15/42	100,000	94,270
3.875% 1/15/21	400,000	424,721
4.15% 5/18/43	242,000	249,178
6.50% 12/1/33	100,000	130,285
6.55% 9/15/37	100,000	134,546
Merck Sharp & Dohme
5.00% 6/30/19	100,000	108,340
5.85% 6/30/39	50,000	63,141
Mylan
#144A 2.50% 6/7/19	145,000	144,300
2.55% 3/28/19	75,000	74,879
2.60% 6/24/18	200,000	201,230
#144A 3.00% 12/15/18	65,000	65,501
#144A 3.15% 6/15/21	250,000	245,599
#144A 3.75% 12/15/20	100,000	101,068
#144A 3.95% 6/15/26	250,000	234,415
#144A 5.25% 6/15/46	160,000	148,096
5.40% 11/29/43	133,000	124,975
Novartis Capital
2.40% 9/21/22	250,000	247,135
3.00% 11/20/25	250,000	248,534
3.40% 5/6/24	250,000	257,876
3.70% 9/21/42	150,000	144,013
4.00% 11/20/45	250,000	252,938
4.40% 4/24/20	100,000	107,314
4.40% 5/6/44	250,000	270,269
Novartis Securities Investment
5.125% 2/10/19	400,000	428,444
Perrigo 4.00% 11/15/23	250,000	248,197
Perrigo Finance Unlimited
3.50% 3/15/21	200,000	202,278

LVIP SSGA Bond Index Fund–50

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Perrigo Finance Unlimited (continued)
4.375% 3/15/26	200,000	$200,580
Pfizer
1.20% 6/1/18	150,000	149,638
1.45% 6/3/19	150,000	149,139
1.70% 12/15/19	150,000	149,923
1.95% 6/3/21	150,000	148,448
2.10% 5/15/19	300,000	302,886
2.20% 12/15/21	150,000	149,779
2.75% 6/3/26	150,000	145,806
3.00% 6/15/23	200,000	203,707
3.00% 12/15/26	850,000	840,195
3.40% 5/15/24	400,000	413,856
4.00% 12/15/36	100,000	102,667
4.125% 12/15/46	455,000	464,052
4.40% 5/15/44	400,000	423,528
7.20% 3/15/39	300,000	434,188
Sanofi
1.25% 4/10/18	91,000	90,842
4.00% 3/29/21	325,000	346,211
Shire Acquisitions Investments Ireland
1.90% 9/23/19	500,000	493,985
2.40% 9/23/21	500,000	483,527
2.875% 9/23/23	300,000	285,564
3.20% 9/23/26	300,000	280,877
Teva Pharmaceutical Finance
2.95% 12/18/22	175,000	168,857
6.15% 2/1/36	100,000	111,964
Teva Pharmaceutical Finance IV
2.25% 3/18/20	250,000	245,943
3.65% 11/10/21	250,000	253,491
Teva Pharmaceutical Finance Netherlands III
1.40% 7/20/18	200,000	198,444
1.70% 7/19/19	415,000	408,001
2.20% 7/21/21	250,000	239,428
2.80% 7/21/23	310,000	293,876
3.15% 10/1/26	480,000	443,436
4.10% 10/1/46	385,000	331,217
Wyeth
5.95% 4/1/37	350,000	441,297
6.00% 2/15/36	100,000	124,835
6.50% 2/1/34	100,000	129,441
Zoetis
3.25% 2/1/23	163,000	162,866
3.45% 11/13/20	75,000	77,045
4.50% 11/13/25	200,000	212,409
4.70% 2/1/43	150,000	146,547

		38,799,311

Professional Services–0.01%
Dun & Bradstreet 4.00% 6/15/20	150,000	154,077

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Professional Services (continued)
Equifax
2.30% 6/1/21	125,000	$122,627
3.25% 6/1/26	50,000	48,656

		325,360

Real Estate Management & Development–0.02%
American Campus Communities Operating Partnership
3.35% 10/1/20	100,000	101,741
4.125% 7/1/24	100,000	102,688
CBRE Services 4.875% 3/1/26	300,000	299,459
Jones Lang LaSalle 4.40% 11/15/22	100,000	103,237

		607,125

Road & Rail–0.36%
Burlington Northern Santa Fe
3.00% 3/15/23	500,000	506,482
3.00% 4/1/25	250,000	249,647
3.05% 3/15/22	150,000	153,773
3.45% 9/15/21	200,000	209,001
3.65% 9/1/25	100,000	104,795
3.85% 9/1/23	100,000	105,986
3.90% 8/1/46	105,000	102,923
4.10% 6/1/21	100,000	106,655
4.15% 4/1/45	114,000	115,894
4.40% 3/15/42	100,000	104,498
4.45% 3/15/43	100,000	105,044
4.70% 9/1/45	100,000	109,717
4.95% 9/15/41	100,000	112,177
5.05% 3/1/41	100,000	113,731
5.15% 9/1/43	150,000	172,658
5.75% 5/1/40	200,000	244,588
6.15% 5/1/37	100,000	127,962
7.95% 8/15/30	100,000	142,426
Canadian National Railway
2.75% 3/1/26	50,000	48,863
2.95% 11/21/24	100,000	100,561
3.20% 8/2/46	100,000	88,129
4.50% 11/7/43	75,000	80,592
5.55% 3/1/19	200,000	215,152
6.20% 6/1/36	100,000	129,641
6.25% 8/1/34	100,000	129,129
Canadian Pacific Railway
2.90% 2/1/25	150,000	147,282
3.70% 2/1/26	45,000	46,529
4.45% 3/15/23	100,000	107,372
4.80% 9/15/35	65,000	70,378
4.80% 8/1/45	100,000	107,466
6.125% 9/15/15	65,000	78,202
7.125% 10/15/31	150,000	203,785
7.25% 5/15/19	65,000	72,781

LVIP SSGA Bond Index Fund–51

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
CSX
3.35% 11/1/25	250,000	$250,723
3.70% 10/30/20	275,000	285,926
3.70% 11/1/23	94,000	97,696
3.80% 11/1/46	150,000	139,663
3.95% 5/1/50	90,000	81,292
4.10% 3/15/44	100,000	97,317
4.25% 11/1/66	100,000	91,704
4.40% 3/1/43	200,000	202,573
5.50% 4/15/41	200,000	230,400
6.15% 5/1/37	120,000	147,875
6.22% 4/30/40	100,000	125,057
Kansas City Southern
2.35% 5/15/20	150,000	148,326
4.30% 5/15/43	100,000	92,596
4.95% 8/15/45	100,000	101,856
Norfolk Southern
2.90% 6/15/26	165,000	159,104
2.903% 2/15/23	121,000	120,422
3.00% 4/1/22	118,000	119,455
3.25% 12/1/21	100,000	102,812
3.85% 1/15/24	150,000	156,424
4.45% 6/15/45	100,000	104,068
4.65% 1/15/46	100,000	106,756
4.80% 8/15/43	125,000	136,586
4.837% 10/1/41	111,000	120,981
5.75% 4/1/18	100,000	105,029
5.90% 6/15/19	100,000	109,166
6.00% 5/23/11	100,000	117,549
Ryder System
2.25% 9/1/21	120,000	117,318
2.45% 9/3/19	250,000	251,541
2.875% 9/1/20	50,000	50,586
3.45% 11/15/21	25,000	25,641
Union Pacific
2.75% 3/1/26	250,000	244,075
3.25% 1/15/25	495,000	503,582
3.25% 8/15/25	50,000	50,811
3.35% 8/15/46	150,000	134,735
3.375% 2/1/35	200,000	189,526
3.646% 2/15/24	185,000	193,311
3.799% 10/1/51	332,000	310,779
3.875% 2/1/55	94,000	86,590
4.00% 2/1/21	65,000	68,920
4.05% 11/15/45	50,000	50,449
4.163% 7/15/22	190,000	204,897
4.375% 11/15/65	30,000	29,924

		10,577,860

Semiconductors & Semiconductor Equipment–0.22%
Altera 2.50% 11/15/18	250,000	254,387

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Semiconductors & Semiconductor Equipment (continued)
Analog Devices
2.50% 12/5/21	60,000	$59,518
3.125% 12/5/23	150,000	149,990
3.50% 12/5/26	150,000	148,921
3.90% 12/15/25	60,000	61,594
4.50% 12/5/36	40,000	40,332
5.30% 12/15/45	100,000	110,384
Applied Materials
2.625% 10/1/20	100,000	100,880
3.90% 10/1/25	70,000	73,888
5.10% 10/1/35	70,000	77,984
5.85% 6/15/41	350,000	419,807
Intel
1.70% 5/19/21	100,000	97,721
2.45% 7/29/20	480,000	487,016
2.60% 5/19/26	150,000	145,257
2.70% 12/15/22	150,000	150,800
3.30% 10/1/21	254,000	264,122
3.70% 7/29/25	365,000	385,399
4.00% 12/15/32	250,000	258,195
4.10% 5/19/46	150,000	149,055
4.25% 12/15/42	250,000	252,975
4.80% 10/1/41	172,000	189,767
4.90% 7/29/45	520,000	583,105
KLA-Tencor 4.65% 11/1/24	300,000	318,091
Lam Research
2.75% 3/15/20	100,000	100,281
2.80% 6/15/21	150,000	149,347
Maxim Integrated Products
2.50% 11/15/18	200,000	201,887
3.375% 3/15/23	100,000	97,817
NVIDIA
2.20% 9/16/21	120,000	117,262
3.20% 9/16/26	200,000	192,688
Texas Instruments
1.65% 8/3/19	100,000	99,813
2.25% 5/1/23	250,000	241,177
2.75% 3/12/21	200,000	203,858
Xilinx 3.00% 3/15/21	200,000	202,624

		6,385,942

Software–0.58%
Activision Blizzard
#144A 2.30% 9/15/21	95,000	92,808
#144A 3.40% 9/15/26	100,000	95,106
Adobe Systems
3.25% 2/1/25	95,000	95,214
4.75% 2/1/20	85,000	91,393
Autodesk
3.125% 6/15/20	100,000	101,181
4.375% 6/15/25	100,000	102,902

LVIP SSGA Bond Index Fund–52

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Software (continued)
CA
2.875% 8/15/18	150,000	$152,176
3.60% 8/1/20	50,000	51,310
5.375% 12/1/19	100,000	108,077
Electronic Arts
3.70% 3/1/21	100,000	103,485
4.80% 3/1/26	100,000	106,078
Microsoft
1.10% 8/8/19	325,000	320,752
1.30% 11/3/18	115,000	114,939
1.55% 8/8/21	500,000	485,276
1.85% 2/12/20	500,000	499,906
2.00% 11/3/20	700,000	701,103
2.00% 8/8/23	250,000	239,170
2.375% 5/1/23	150,000	147,377
2.40% 8/8/26	850,000	804,012
2.65% 11/3/22	200,000	201,326
3.00% 10/1/20	300,000	310,283
3.125% 11/3/25	200,000	202,461
3.45% 8/8/36	250,000	238,089
3.50% 11/15/42	150,000	137,285
3.625% 12/15/23	300,000	316,255
3.70% 8/8/46	850,000	802,350
3.75% 2/12/45	500,000	470,065
3.95% 8/8/56	200,000	189,447
4.20% 6/1/19	200,000	212,598
4.20% 11/3/35	200,000	210,868
4.45% 11/3/45	200,000	213,610
4.50% 10/1/40	100,000	106,495
4.75% 11/3/55	200,000	218,139
4.875% 12/15/43	800,000	890,051
5.20% 6/1/39	200,000	234,984
5.30% 2/8/41	400,000	476,634
Oracle
1.90% 9/15/21	455,000	444,920
2.25% 10/8/19	300,000	303,760
2.375% 1/15/19	200,000	202,737
2.40% 9/15/23	150,000	145,454
2.50% 10/15/22	550,000	544,549
2.65% 7/15/26	460,000	437,182
2.95% 5/15/25	500,000	490,681
3.85% 7/15/36	150,000	146,686
3.875% 7/15/20	100,000	106,183
3.90% 5/15/35	355,000	350,823
4.00% 7/15/46	150,000	143,840
4.30% 7/8/34	700,000	725,102
4.375% 5/15/55	800,000	797,904
4.50% 7/8/44	500,000	511,697
5.00% 7/8/19	250,000	269,701
5.375% 7/15/40	400,000	465,826
5.75% 4/15/18	375,000	396,245

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Oracle (continued)
6.125% 7/8/39	150,000	$189,137
6.50% 4/15/38	200,000	261,818
Symantec
3.95% 6/15/22	150,000	148,642
4.20% 9/15/20	100,000	102,673

		17,028,765

Specialty Retail–0.27%
Advance Auto Parts
4.50% 1/15/22	100,000	104,477
4.50% 12/1/23	100,000	103,553
AutoNation
3.35% 1/15/21	50,000	50,288
4.50% 10/1/25	45,000	45,606
AutoZone
1.625% 4/21/19	25,000	24,786
2.50% 4/15/21	80,000	79,181
2.875% 1/15/23	100,000	98,470
3.125% 4/21/26	75,000	72,318
4.00% 11/15/20	75,000	78,778
Bed Bath & Beyond
3.749% 8/1/24	50,000	50,565
4.915% 8/1/34	530,000	531,805
Home Depot
2.00% 6/15/19	900,000	908,149
2.00% 4/1/21	250,000	248,163
2.125% 9/15/26	155,000	143,158
2.25% 9/10/18	143,000	144,967
2.70% 4/1/23	150,000	150,160
3.00% 4/1/26	125,000	124,910
3.35% 9/15/25	265,000	272,072
3.50% 9/15/56	135,000	118,529
3.75% 2/15/24	200,000	210,747
4.20% 4/1/43	150,000	154,919
4.25% 4/1/46	100,000	105,251
4.40% 4/1/21	100,000	108,493
4.875% 2/15/44	96,000	108,116
5.40% 9/15/40	100,000	119,419
5.875% 12/16/36	350,000	443,019
5.95% 4/1/41	100,000	127,393
Lowe’s
3.12% 4/15/22	100,000	102,523
3.375% 9/15/25	120,000	122,191
3.70% 4/15/46	200,000	187,176
3.875% 9/15/23	200,000	212,530
4.25% 9/15/44	250,000	254,170
4.375% 9/15/45	45,000	46,472
4.625% 4/15/20	150,000	160,816
4.65% 4/15/42	100,000	107,110
5.00% 9/15/43	300,000	334,508

LVIP SSGA Bond Index Fund–53

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Specialty Retail (continued)
Lowe’s (continued)
5.80% 10/15/36	200,000	$242,789
5.80% 4/15/40	20,000	24,567
6.65% 9/15/37	100,000	132,689
O’Reilly Automotive
3.55% 3/15/26	150,000	149,309
3.80% 9/1/22	100,000	103,596
4.875% 1/14/21	45,000	48,352
QVC 4.375% 3/15/23	600,000	596,303
Ross Stores 3.375% 9/15/24	100,000	100,862
Signet UK Finance 4.70% 6/15/24	50,000	47,879
TJX
2.25% 9/15/26	250,000	230,543
2.50% 5/15/23	100,000	98,039

		8,029,716

Technology Hardware, Storage & Peripherals–0.52%
Apple
1.00% 5/3/18	750,000	747,335
1.10% 8/2/19	250,000	246,358
1.30% 2/23/18	75,000	75,068
1.55% 2/7/20	950,000	938,810
1.55% 8/4/21	250,000	241,865
1.70% 2/22/19	85,000	85,188
2.00% 5/6/20	100,000	100,234
2.10% 5/6/19	250,000	252,458
2.15% 2/9/22	250,000	246,005
2.25% 2/23/21	500,000	499,879
2.40% 5/3/23	822,000	801,096
2.45% 8/4/26	250,000	234,933
2.50% 2/9/25	250,000	240,489
2.70% 5/13/22	100,000	100,710
2.85% 2/23/23	450,000	453,176
3.20% 5/13/25	150,000	150,787
3.25% 2/23/26	415,000	415,710
3.45% 5/6/24	350,000	360,863
3.45% 2/9/45	125,000	110,615
3.85% 5/4/43	350,000	335,500
3.85% 8/4/46	635,000	609,999
4.375% 5/13/45	100,000	102,984
4.45% 5/6/44	600,000	622,774
4.50% 2/23/36	250,000	267,495
4.65% 2/23/46	530,000	573,718
Diamond 1 Finance
#144A 3.48% 6/1/19	765,000	781,366
#144A 4.42% 6/15/21	900,000	932,191
#144A 5.45% 6/15/23	905,000	961,245
#144A 6.02% 6/15/26	250,000	271,306
#144A 8.10% 7/15/36	135,000	161,013
#144A 8.35% 7/15/46	130,000	160,564
Hewlett Packard Enterprise
#144A 2.85% 10/5/18	650,000	656,565

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise (continued)
#144A 3.60% 10/15/20	550,000	$560,005
#144A 4.90% 10/15/25	450,000	463,770
#144A 6.20% 10/15/35	250,000	255,272
#144A 6.35% 10/15/45	250,000	253,357
HP
4.30% 6/1/21	200,000	209,526
4.375% 9/15/21	150,000	157,968
4.65% 12/9/21	350,000	374,001
6.00% 9/15/41	305,000	308,622

		15,320,820

Textiles, Apparel & Luxury Goods–0.03%
NIKE
2.25% 5/1/23	100,000	97,611
2.375% 11/1/26	150,000	141,708
3.375% 11/1/46	100,000	90,547
3.625% 5/1/43	100,000	94,399
3.875% 11/1/45	100,000	98,821
Ralph Lauren 2.125% 9/26/18	50,000	50,422
Under Armour 3.25% 6/15/26	100,000	94,632
VF 6.00% 10/15/33	150,000	178,702

		846,842

Thrift & Mortgage Finance–0.00%
People’s United Financial 3.65% 12/6/22	150,000	151,035

		151,035

Tobacco–0.25%
Altria Group
2.625% 1/14/20	1,000,000	1,012,109
2.625% 9/16/26	145,000	137,603
2.85% 8/9/22	200,000	200,502
3.875% 9/16/46	200,000	185,366
4.00% 1/31/24	89,000	94,184
4.50% 5/2/43	100,000	102,031
4.75% 5/5/21	200,000	218,174
5.375% 1/31/44	63,000	73,048
9.70% 11/10/18	119,000	136,142
Philip Morris International
1.375% 2/25/19	65,000	64,330
1.875% 1/15/19	500,000	500,208
1.875% 2/25/21	100,000	97,927
2.125% 5/10/23	50,000	47,716
2.75% 2/25/26	100,000	96,245
2.90% 11/15/21	250,000	253,525
3.375% 8/11/25	100,000	101,781
3.60% 11/15/23	600,000	624,230
4.125% 3/4/43	150,000	145,725
4.25% 11/10/44	85,000	84,134
4.375% 11/15/41	200,000	202,099

LVIP SSGA Bond Index Fund–54

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

CORPORATE BONDS (continued)
Tobacco (continued)
Philip Morris International (continued)
4.50% 3/26/20	100,000	$107,136
4.50% 3/20/42	100,000	102,274
5.65% 5/16/18	300,000	316,260
6.375% 5/16/38	150,000	192,706
Reynolds American
2.30% 6/12/18	460,000	463,079
3.25% 6/12/20	49,000	50,249
4.00% 6/12/22	490,000	513,128
4.45% 6/12/25	105,000	111,051
4.85% 9/15/23	225,000	244,712
5.70% 8/15/35	50,000	57,601
5.85% 8/15/45	480,000	570,500
6.15% 9/15/43	125,000	151,367
8.125% 6/23/19	100,000	114,149

		7,371,291

Trading Companies & Distributors–0.02%
GATX
2.50% 3/15/19	167,000	167,085
2.60% 3/30/20	100,000	98,843
3.25% 9/15/26	50,000	47,284
3.90% 3/30/23	101,000	100,993
5.20% 3/15/44	50,000	49,655
WW Grainger
3.75% 5/15/46	150,000	140,845
4.60% 6/15/45	55,000	59,027

		663,732

Wireless Telecommunication Services–0.18%
America Movil
3.125% 7/16/22	200,000	197,438
4.375% 7/16/42	200,000	186,287
5.00% 10/16/19	500,000	536,542
5.00% 3/30/20	200,000	214,192
6.125% 11/15/37	150,000	170,799
6.125% 3/30/40	250,000	286,807
6.375% 3/1/35	25,000	29,160
Rogers Communications
2.90% 11/15/26	200,000	188,809
3.00% 3/15/23	125,000	124,363
3.625% 12/15/25	65,000	65,850
4.10% 10/1/23	300,000	313,740
4.50% 3/15/43	100,000	97,700
5.00% 3/15/44	100,000	107,374
6.80% 8/15/18	150,000	161,799
7.50% 8/15/38	25,000	32,978
Vodafone Group
1.50% 2/19/18	350,000	348,797
2.50% 9/26/22	300,000	288,087
2.95% 2/19/23	225,000	218,466

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
Vodafone Group (continued)
4.375% 2/19/43	150,000	$133,211
5.45% 6/10/19	600,000	646,943
6.15% 2/27/37	700,000	787,315
7.875% 2/15/30	100,000	130,705

		5,267,362

Total Corporate Bonds (Cost $773,859,419)		790,996,182

MUNICIPAL BONDS–0.82%
American Municipal Power, Ohio Taxable Build America Bonds Series B
6.449% 2/15/44	50,000	61,811
7.834% 2/15/41	55,000	78,004
8.084% 2/15/50	800,000	1,215,648
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.263% 4/1/49	200,000	272,438
Series S1 6.793% 4/1/30	100,000	122,144
Series S1 6.918% 4/1/40	100,000	135,619
Series S1 7.043% 4/1/50	100,000	141,829
California State Department of Water Resources Power Supply Revenue
Series P 2.00% 5/1/22	100,000	97,279
California State Taxable Build America Bonds
6.65% 3/1/22	200,000	236,850
7.30% 10/1/39	1,100,000	1,557,908
7.60% 11/1/40	80,000	120,582
7.625% 3/1/40	85,000	125,844
7.95% 3/1/36	100,000	116,866
California State Various Purposes
6.20% 10/1/19	100,000	111,374
7.50% 4/1/34	325,000	459,713
7.55% 4/1/39	600,000	888,390
Central Puget Sound, Washington Regional Transportation Authority Sales & Use Tax Revenue Taxable Build America Bonds 5.491% 11/1/39	50,000	62,192
Chicago, Illinios Taxable
Series B 7.375% 1/1/33	100,000	103,891
Series B 7.75% 1/1/42	100,000	101,545
Chicago, Illinois Transit Authority Transfer Tax Receipts Revenue
Series A 6.899% 12/1/40	100,000	125,810
Series B 6.899% 12/1/40	40,000	50,109
City & County of Denver, Colorado Taxable Build America Bonds 5.65% 8/1/30	100,000	111,507
Clark County, Nevada Airport Revenue Taxable Build America Bonds 6.881% 7/1/42	50,000	55,815

LVIP SSGA Bond Index Fund–55

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
Clark County, Nevada Airport Revenue Taxable Build America Bonds (continued)
Series C 6.82% 7/1/45	75,000	$105,781
Commonwealth of Massachusetts Consolidated Loan Taxable Build America Bonds 5.456% 12/1/39	100,000	123,804
Commonwealth of Massachusetts Taxable Build America Bonds 4.91% 5/1/29	100,000	115,549
Series E 4.20% 12/1/21	100,000	107,742
Commonwealth of Pennsylvania Taxable Build America Bonds 5.45% 2/15/30	1,000,000	1,162,710
Series B 2nd 5.35% 5/1/30	100,000	108,970
Connecticut State Taxable Build America Bonds
Series A 5.85% 3/15/32	100,000	121,101
Series D 5.09% 10/1/30	200,000	226,030
Dallas Area, Texas Rapid Transit 5.999% 12/1/44	200,000	263,558
Dallas, Texas Independent School District Taxable Build America Bonds
Series C 6.45% 2/15/35 (PSF-GTD)	100,000	114,427
East Baton Rouge, Louisiana Sewerage Commission 6.087% 2/1/45	100,000	110,505
East Bay, California Municipal Utility District Taxable Build America Bonds 5.874% 6/1/40	100,000	124,148
Georgia State Taxable Build America Bonds Series H 4.503% 11/1/25	100,000	110,469
Greater Chicago Metropolitan Water Reclamation District Taxable Build America Bonds 5.72% 12/1/38	150,000	179,685
Illinois State 5.665% 3/1/18	250,000	258,975
Illinois State Taxable Pension
4.35% 6/1/18	366,667	372,577
4.95% 6/1/23	100,000	102,918
5.10% 6/1/33	800,000	707,856
Illinois State Toll Highway Authority Taxable Build America Bonds
Series B 5.851% 12/1/34	100,000	122,203
Kansas Development Finance Authority
Series H 4.727% 4/15/37	50,000	51,889
Series H 4.927% 4/15/45	100,000	107,041
Los Angeles, California Community College District
6.60% 8/1/42	100,000	139,979
6.75% 8/1/49	100,000	144,074
Los Angeles, California County Public Works Financing Authority
7.488% 8/1/33	100,000	134,444
7.618% 8/1/40	100,000	142,794
Los Angeles, California Department of Airports Taxable Build America Bonds 6.582% 5/15/39	25,000	31,834

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
Los Angeles, California Department of Water & Power Taxable Build America Bonds Series C 6.008% 7/1/39	25,000	$31,010
Los Angeles, California Unified School District Taxable Build America Bonds 6.758% 7/1/34	315,000	423,045
Massachusetts State Water Pollution Abatement 5.192% 8/1/40	70,000	79,589
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Taxable Build America Bonds
Series B 4.053% 7/1/26	10,000	10,355
Series B 6.731% 7/1/43	50,000	64,509
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds
5.871% 11/15/39	100,000	122,145
6.668% 11/15/39	130,000	172,528
Series E 6.814% 11/15/40	500,000	664,480
Mississippi State Taxable Build America Bonds Series F 5.245% 11/1/34	100,000	120,073
Missouri State Health & Educational Facilities Authority Taxable (Washington University) Series B 3.086% 9/15/51	100,000	83,715
Municipal Electric Authority, Georgia Build America Bonds (PLT Vogtle Units 3 & 4 Project) 6.655% 4/1/57	125,000	152,889
Taxable 6.637% 4/1/57	150,000	186,181
Taxable 7.055% 4/1/57	100,000	113,766
New Jersey Economic Development Authority
Series A 7.425% 2/15/29 (NATL)	225,000	268,265
^Series B 0.623% 2/15/22 (AGM)	200,000	167,064
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds 6.561% 12/15/40	100,000	109,635
Series C 5.754% 12/15/28	100,000	104,531
Series C 6.104% 12/15/28	200,000	212,412
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds
Series A 7.102% 1/1/41	350,000	490,053
Series F 7.414% 1/1/40	90,000	130,067
New York City, New York
5.517% 10/1/37	85,000	102,913
New York City, New York Municipal Water Finance Authority Taxable Build America Bonds
5.724% 6/15/42	65,000	82,160
5.75% 6/15/41	100,000	126,325
5.79% 6/15/41	200,000	221,624
5.952% 6/15/42	100,000	129,020
6.011% 6/15/42	35,000	45,967

LVIP SSGA Bond Index Fund–56

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
New York City, New York Taxable Build America Bonds
Series A2 5.206% 10/1/31	100,000	$114,635
Series F-1 6.271% 12/1/37	100,000	129,977
New York City, New York Transitional Finance Authority 5.508% 8/1/37	200,000	241,406
New York City, New York Transitional Finance Authority Taxable Build America Bonds 5.572% 11/1/38	65,000	78,840
New York State Dormitory Authority Taxable Build America Bonds
5.50% 3/15/30	100,000	117,888
5.60% 3/15/40	100,000	123,220
New York State Urban Development Taxable Build America Bonds 5.77% 3/15/39	50,000	60,355
Ohio State University Taxable
Series A 3.798% 12/1/46	100,000	97,819
Series A 4.048% 12/1/56	100,000	99,519
Ohio State University Taxable Build America Bonds Series C 4.91% 6/1/40	100,000	114,151
Oregon School Boards Association Taxable Pension Series B 5.55% 6/30/28 (NATL)	250,000	293,285
Oregon State Department of Transportation Taxable Series A Sub-Lien 5.834% 11/15/34	75,000	94,765
Pennsylvania State Public School Building Authority Revenue Qualified School Construction Bond Taxable (Direct Subsidiary) Series A 5.00% 9/15/27	100,000	101,719
Pennsylvania State Turnpike Commission Revenue Taxable Build America Bonds
5.561% 12/1/49	200,000	236,948
Series B 5.511% 12/1/45	150,000	180,889
Series B 6.105% 12/1/39	100,000	126,113
Philadelphia Authority for Industrial Development 3.964% 4/15/26	105,000	103,238
Port Authority of New York & New Jersey Consolidated
Series 165th 5.647% 11/1/40	250,000	301,380
Series 168th 4.926% 10/1/51	350,000	387,461
Series 174th 4.458% 10/1/62	250,000	253,100
Series 181st 4.96% 8/1/46	156,250	175,737
Series 192nd 4.81% 10/15/65	250,000	269,305
Port of Morrow, Oregon Taxable (Bonneville Cooperation Project) 2.987% 9/1/36	50,000	44,849
Port of Seattle, Washington Taxable Series-B1 7.00% 5/1/36	100,000	110,817

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
Rutgers State University of New Jersey/New Brunswick Taxable Build America Bonds 5.665% 5/1/40	155,000	$182,266
Salt River, Arizona Project Agricultural Improvement & Power District 4.839% 1/1/41	60,000	68,724
San Antonio, Texas Electric & Gas Taxable Build America Bonds
4.427% 2/1/42	250,000	267,087
5.985% 2/1/39	50,000	63,141
San Diego County, California Regional Transportation Commission 5.911% 4/1/48	100,000	127,075
San Diego County, California Water Authority Financing Agency Revenue Taxable Build America Bonds Series B 6.138% 5/1/49	100,000	130,413
San Francisco City & County, California Public Utilities Commission Taxable Build America Bonds 6.00% 11/1/40	100,000	122,484
Series B 6.00% 11/1/40	100,000	121,250
South Carolina State Public Service Authority Taxable Obligations
Series D 2.388% 12/1/23	150,000	145,865
Texas State Taxable Build America Bonds 5.517% 4/1/39	100,000	125,815
Texas State Transportation Commission 1st Tier 5.178% 4/1/30	200,000	234,756
University of California Build America Bonds Series H 6.548% 5/15/48	100,000	133,509
University of California Taxable
Series AD 4.858% 5/15/12	250,000	241,877
Series AQ 4.767% 5/15/15	250,000	239,265
Series J 4.131% 5/15/45	795,000	789,515
University of Massachusetts Building Authority Taxable Build America Bonds 5.45% 11/1/40	100,000	119,306
University of Missouri (Curators University) Taxable Build America Bonds 5.792% 11/1/41	100,000	130,761
University of North Carolina At Chapel Hill Taxable Series C 3.327% 12/1/36	100,000	98,021
University of Texas System Revenue Series A 3.852% 8/15/46	100,000	101,769
University of Texas System Revenue Taxable Build America Bonds
Series C 4.794% 8/15/46	90,000	103,275
University of Virginia Revenue Taxable Build America Bonds 6.20% 9/1/39	50,000	68,079
Utah State Taxable Build America Bonds
Series B 3.539% 7/1/25	100,000	105,330
Series D 4.554% 7/1/24	60,000	66,293

LVIP SSGA Bond Index Fund–57

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
Virginia State Commonwealth Transportation Board Transporation Revenue Build America Bonds 5.35% 5/15/35	100,000	$119,476
Washington State Convention Center Public Facilities District 6.79% 7/1/40	50,000	62,848
Washington State Taxable Build America Bonds
Series D 5.481% 8/1/39	50,000	61,779
Series F 5.09% 8/1/33	100,000	117,947

Total Municipal Bonds (Cost $21,242,847)		24,063,894

NON-AGENCY ASSET-BACKED SECURITIES–0.45%
Ally Master Owner Trust Series 2015-2 A2 1.83% 1/15/21	700,000	700,728
AmeriCredit Automobile Receivable
Series 2015-4 A3 1.70% 7/8/20	2,000,000	2,006,047
Capital One Multi-Asset Execution Trust Series 2015-A1 A1 1.39% 1/15/21	1,000,000	999,532
CarMax Auto Owner Trust Series 2015-3 A3 1.63% 5/15/20	1,500,000	1,503,899
Chase Issuance Trust Series 2014-A2 A2 2.77% 3/15/23	1,100,000	1,125,588
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39	750,000	986,745
Series 2008-A1 A1 5.35% 2/7/20	1,500,000	1,565,046
Series 2014-A5 A5 2.68% 6/7/23	1,000,000	1,016,876
Discover Card Execution Note Trust
Series 2014-A4 A4 2.12% 12/15/21	1,000,000	1,006,709
GM Financial Automobile Leasing Trust
Series 2015-2 A3 1.68% 12/20/18	500,000	501,355
Santander Drive Auto Receivables Trust
Series 2014-3 D 2.65% 8/17/20	860,000	869,974
Series 2015-2 C 2.44% 4/15/21	1,000,000	1,007,511

Total Non-Agency Asset-Backed Securities (Cost $13,223,563)		13,290,010

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.01%
Citigroup Commercial Mortgage Trust
Series 2012-GC8 A4 3.024% 9/10/45	1,250,000	1,278,920
Series 2013-GC11 AS 3.422% 4/10/46	770,000	784,192
Series 2013-GC15 A3 4.095% 9/10/46	800,000	854,657
•Series 2015-GC33 B 4.571% 9/10/58	500,000	531,691
COMM Mortgage Trust
Series 2013-LC6 AM 3.282% 1/10/46	1,000,000	1,008,538
Series 2014-CR17 A5 3.977% 5/10/47	1,365,000	1,448,418
Series 2014-UBS3 A4 3.819% 6/10/47	1,500,000	1,565,471
Series 2015-CR26 A3 3.359% 10/10/48	1,000,000	1,011,257

	Principal	Value
	Amount°	(U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2015-LC21 A4 3.708% 7/10/48	1,000,000	$1,038,239
tCommercial Mortgage Pass Through Certificates Series 2014-CR14 A3 3.955% 2/10/47	545,000	579,164
GS Mortgage Securities Trust
Series 2013-GC12 A3 2.86% 6/10/46	1,500,000	1,508,410
Series 2015-GC28 A5 3.396% 2/10/48	1,500,000	1,525,421
JPMBB Commercial Mortgage Securities Trust
•Series 2013-C14 A4 4.133% 8/15/46	1,500,000	1,612,883
Series 2016-C1 A5 3.576% 3/15/49	2,000,000	2,044,810
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C10 ASB 2.702% 12/15/47	1,000,000	1,012,834
Series 2016-JP2 B 3.46% 8/15/49	1,163,000	1,142,591
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9 A4 3.102% 5/15/46	725,000	732,592
Series 2013-C11 A2 3.085% 8/15/46	638,926	649,619
Series 2014-C17 A2 3.119% 8/15/47	1,000,000	1,028,074
Series 2015-C24 A4 3.732% 5/15/48	1,250,000	1,297,447
Series 2015-C25 ASB 3.383% 10/15/48	800,000	815,848
Morgan Stanley Capital I Trust Series 2015-MS1 A3 3.51% 5/15/48	500,000	508,494
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 A4 3.525% 5/10/63	1,000,000	1,046,327
Wells Fargo Commercial Mortgage Trust
•Series 2013-LC12 B 4.296% 7/15/46	400,000	423,230
Series 2015-C30 A3 3.411% 9/15/58	500,000	509,011
Series 2015-C30 A4 3.664% 9/15/58	1,000,000	1,034,394
Series 2015-P2 A4 3.809% 12/15/48	665,000	694,547
WFRBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	940,000	954,635
•Series 2013-C15 C 4.48% 8/15/46	1,000,000	1,013,439

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $29,651,522)		29,655,153

ΔREGIONAL BONDS–0.21%
Canada–0.21%
Province of British Columbia Canada
2.00% 10/23/22	150,000	146,913
6.50% 1/15/26	100,000	126,605
7.25% 9/1/36	100,000	149,583
Province of Manitoba Canada 2.10% 9/6/22	63,000	61,947
Province of New Brunswick Canada 2.75% 6/15/18	200,000	203,525
Province of Ontario Canada
1.20% 2/14/18	100,000	99,790
1.625% 1/18/19	900,000	900,059
1.65% 9/27/19	100,000	99,477

LVIP SSGA Bond Index Fund–58

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal		Value
Amount°		(U.S. $)

ΔREGIONAL BONDS (continued)
Canada (continued)
Province of Ontario Canada (continued)
1.875% 5/21/20	500,000	$498,609
2.00% 9/27/18	300,000	302,428
2.45% 6/29/22	150,000	150,031
3.00% 7/16/18	200,000	204,581
4.00% 10/7/19	200,000	211,395
4.40% 4/14/20	400,000	431,260
Province of Quebec Canada
2.50% 4/20/26	1,000,000	963,708
2.625% 2/13/23	350,000	351,160
3.50% 7/29/20	300,000	316,359
4.625% 5/14/18	200,000	208,644
7.50% 7/15/23	200,000	252,239
7.50% 9/15/29	175,000	245,540
Province of Saskatchewan Canada
8.50% 7/15/22	100,000	127,447

		6,051,300

Japan–0.00%
Japan Finance Organization for Municipalities 4.00% 1/13/21	100,000	105,243

		105,243

Total Regional Bonds (Cost $6,042,793)		6,156,543

ΔSOVEREIGN BONDS–1.29%
Canada–0.08%
Canada Government International Bond 1.625% 2/27/19	1,000,000	1,004,751
Export Development Canada
1.25% 12/10/18	80,000	80,111
1.50% 5/26/21	200,000	195,308
1.75% 7/21/20	1,000,000	998,300

		2,278,470

Chile–0.03%
Chile Government International Bonds
2.25% 10/30/22	100,000	96,780
3.125% 1/21/26	826,000	815,675

		912,455

Colombia–0.11%
Colombia Government International Bonds
2.625% 3/15/23	700,000	661,500
4.00% 2/26/24	250,000	253,125
5.00% 6/15/45	500,000	476,875
6.125% 1/18/41	200,000	217,000
7.375% 3/18/19	700,000	780,500
7.375% 9/18/37	500,000	610,000
8.125% 5/21/24	250,000	313,437

		3,312,437

	Principal	Value
	Amount°	(U.S. $)

ΔSOVEREIGN BONDS (continued)
Hungary–0.10%
Hungary Government International Bonds
5.375% 3/25/24	700,000	$765,201
6.375% 3/29/21	1,150,000	1,290,133
7.625% 3/29/41	700,000	981,925

		3,037,259

Israel–0.04%
Israel Government AID Bond 5.50% 4/26/24	200,000	239,972
Israel Government International Bonds
2.875% 3/16/26	200,000	196,227
3.15% 6/30/23	200,000	203,445
4.00% 6/30/22	150,000	159,953
4.50% 1/30/43	200,000	200,400
5.125% 3/26/19	175,000	188,312

		1,188,309

Italy–0.04%
Italy Government International Bonds
5.375% 6/15/33	800,000	866,848
6.875% 9/27/23	350,000	409,769

		1,276,617

Japan–0.11%
Japan Bank for International Cooperation
1.75% 7/31/18	500,000	500,323
1.75% 11/13/18	500,000	499,150
1.75% 5/29/19	200,000	198,843
1.875% 4/20/21	300,000	293,248
2.00% 11/4/21	200,000	195,166
2.25% 11/4/26	200,000	188,652
2.375% 4/20/26	300,000	288,631
2.50% 5/28/25	700,000	680,997
3.375% 7/31/23	200,000	208,205
Japan International Cooperation Agency 2.125% 10/20/26	200,000	186,503

		3,239,718

Mexico–0.22%
Mexico Government International Bonds
3.50% 1/21/21	420,000	427,770
3.60% 1/30/25	1,400,000	1,353,100
3.625% 3/15/22	868,000	871,906
4.00% 10/2/23	550,000	552,695
4.125% 1/21/26	285,000	283,433
4.35% 1/15/47	200,000	172,000
4.75% 3/8/44	1,000,000	911,800
5.75% 10/12/10	800,000	742,000
6.05% 1/11/40	475,000	515,494
6.75% 9/27/34	500,000	595,000

		6,425,198

LVIP SSGA Bond Index Fund–59

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

ΔSOVEREIGN BONDS (continued)
Panama–0.06%
Panama Government International Bonds
3.875% 3/17/28	300,000	$294,000
5.20% 1/30/20	800,000	861,200
6.70% 1/26/36	200,000	243,700
7.125% 1/29/26	100,000	123,750
8.875% 9/30/27	100,000	137,750
9.375% 4/1/29	100,000	141,500

		1,801,900

Peru–0.06%
Peruvian Government International Bonds
4.125% 8/25/27	350,000	365,313
5.625% 11/18/50	100,000	113,500
6.55% 3/14/37	500,000	630,250
7.125% 3/30/19	225,000	250,313
7.35% 7/21/25	100,000	128,650
8.75% 11/21/33	200,000	292,500

		1,780,526

Philippines–0.14%
Philippine Government International Bonds
3.95% 1/20/40	500,000	494,755
5.00% 1/13/37	500,000	566,221
7.75% 1/14/31	1,000,000	1,410,732
8.375% 6/17/19	1,000,000	1,161,628
9.50% 2/2/30	300,000	473,835

		4,107,171

Poland–0.08%
Poland Government International Bonds
3.00% 3/17/23	250,000	245,487
3.25% 4/6/26	400,000	384,806
5.00% 3/23/22	500,000	545,775
5.125% 4/21/21	700,000	764,638
6.375% 7/15/19	380,000	422,750

		2,363,456

Republic of Korea–0.02%
Korea International Bonds
3.875% 9/11/23	200,000	214,370
7.125% 4/16/19	200,000	224,380

		438,750

South Africa–0.07%
South Africa Government International Bonds
4.30% 10/12/28	200,000	186,130
4.665% 1/17/24	250,000	250,926
5.00% 10/12/46	200,000	185,554
5.375% 7/24/44	500,000	493,425
5.875% 5/30/22	100,000	109,251
5.875% 9/16/25	200,000	214,060
6.25% 3/8/41	100,000	110,065

	Principal	Value
	Amount°	(U.S. $)

ΔSOVEREIGN BONDS (continued)
South Africa (continued)
South Africa Government International Bonds (continued)
6.875% 5/27/19	500,000	$542,075

		2,091,486

Sweden–0.04%
Svensk Exportkredit
1.125% 4/5/18	300,000	298,915
1.25% 4/12/19	600,000	594,439
1.875% 6/23/20	400,000	398,132

		1,291,486

Ukraine–0.03%
Ukraine Government AID Bond 1.847% 5/29/20	753,000	752,686

		752,686

Uruguay–0.06%
Uruguay Government International Bonds
4.375% 10/27/27	300,000	302,265
5.10% 6/18/50	1,000,000	902,500
7.625% 3/21/36	250,000	312,837
8.00% 11/18/22	200,000	249,000

		1,766,602

Total Sovereign Bonds (Cost $38,288,314)		38,064,526

SUPRANATIONAL BANKS–1.62%
African Development Bank
0.875% 3/15/18	250,000	248,736
1.00% 5/15/19	400,000	394,682
1.125% 3/4/19	600,000	594,513
1.125% 9/20/19	400,000	394,224
1.375% 12/17/18	129,000	128,788
Asian Development Bank
1.00% 8/16/19	100,000	98,473
1.375% 1/15/19	800,000	798,407
1.375% 3/23/20	200,000	197,591
1.50% 9/28/18	400,000	400,835
1.625% 3/16/21	400,000	393,648
1.75% 9/11/18	500,000	503,423
1.75% 3/21/19	350,000	351,928
1.75% 8/14/26	100,000	92,872
1.875% 4/12/19	300,000	302,165
1.875% 2/18/22	600,000	590,238
2.00% 4/24/26	600,000	569,599
5.593% 7/16/18	700,000	741,215
Corp Andina de Fomento
2.00% 5/10/19	300,000	298,420
4.375% 6/15/22	250,000	265,840
8.125% 6/4/19	140,000	158,756

LVIP SSGA Bond Index Fund–60

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

SUPRANATIONAL BANKS (continued)
Council of Europe Development Bank
1.125% 5/31/18	300,000	$298,664
1.75% 11/14/19	400,000	400,078
European Bank for Reconstruction & Development
0.875% 7/22/19	100,000	98,137
1.00% 6/15/18	250,000	248,479
1.00% 9/17/18	150,000	148,956
1.50% 3/16/20	250,000	248,054
1.625% 4/10/18	250,000	250,203
1.625% 11/15/18	500,000	501,469
1.875% 2/23/22	400,000	392,154
European Investment Bank
1.00% 3/15/18	1,000,000	996,334
1.00% 6/15/18	1,000,000	995,174
1.125% 8/15/19	200,000	197,011
1.25% 5/15/19	500,000	495,735
1.25% 12/16/19	1,000,000	984,413
1.625% 3/16/20	1,500,000	1,488,492
1.625% 6/15/21	600,000	586,286
1.75% 6/17/19	1,500,000	1,504,413
1.875% 3/15/19	500,000	503,576
2.00% 3/15/21	800,000	797,121
2.25% 8/15/22	1,000,000	994,786
2.50% 4/15/21	1,500,000	1,520,217
2.875% 9/15/20	350,000	361,861
3.25% 1/29/24	1,400,000	1,464,313
4.00% 2/16/21	400,000	429,569
4.875% 2/15/36	700,000	872,909
FMS Wertmanagement
1.375% 6/8/21	500,000	483,335
1.625% 11/20/18	500,000	501,865
Inter-American Development Bank
0.875% 3/15/18	500,000	497,786
1.00% 5/13/19	300,000	295,905
1.25% 1/16/18	900,000	900,618
1.25% 9/14/21	700,000	675,681
1.375% 7/15/20	1,250,000	1,225,956
1.75% 8/24/18	500,000	503,363
1.875% 3/15/21	500,000	497,260
2.00% 6/2/26	250,000	236,735
2.125% 11/9/20	400,000	403,901
3.00% 10/4/23	500,000	518,713
3.00% 2/21/24	400,000	413,673
3.20% 8/7/42	100,000	95,710
3.875% 2/14/20	200,000	213,006
3.875% 10/28/41	100,000	108,319
4.375% 1/24/44	56,000	64,648
International Bank for Reconstruction & Development
0.875% 7/19/18	2,000,000	1,987,984
0.875% 8/15/19	1,000,000	979,151
1.00% 10/5/18	1,400,000	1,393,435

	Principal	Value
	Amount°	(U.S. $)

SUPRANATIONAL BANKS (continued)
International Bank for Reconstruction & Development (continued)
1.25% 7/26/19	500,000	$494,839
1.375% 5/24/21	300,000	291,727
1.375% 9/20/21	300,000	290,720
1.625% 3/9/21	1,000,000	984,096
1.625% 2/10/22	600,000	583,954
1.875% 3/15/19	1,000,000	1,007,230
1.875% 10/7/19	700,000	703,818
2.125% 11/1/20	1,000,000	1,011,262
2.125% 2/13/23	100,000	98,689
2.50% 11/25/24	900,000	898,819
2.50% 7/29/25	1,200,000	1,191,511
4.75% 2/15/35	50,000	60,845
7.625% 1/19/23	100,000	129,460
International Finance
0.875% 6/15/18	1,000,000	993,799
1.125% 7/20/21	200,000	191,941
1.25% 11/27/18	156,000	155,714
1.625% 7/16/20	700,000	697,027
1.75% 9/16/19	400,000	401,617
Nordic Investment Bank
0.875% 9/27/18	300,000	297,487
1.125% 2/25/19	600,000	594,817
2.25% 9/30/21	200,000	200,751
North American Development Bank 4.375% 2/11/20	100,000	106,441

Total Supranational Banks (Cost $47,750,889)		47,686,365

U.S. TREASURY OBLIGATIONS–36.07%
U.S. Treasury Bonds
2.25% 8/15/46	11,000,000	9,249,460
2.50% 2/15/45	12,900,000	11,493,848
2.50% 2/15/46	6,950,000	6,177,494
2.50% 5/15/46	7,200,000	6,398,719
2.75% 8/15/42	2,600,000	2,457,052
2.75% 11/15/42	3,500,000	3,306,681
2.875% 5/15/43	13,500,000	13,043,322
2.875% 8/15/45	1,200,000	1,155,047
3.00% 5/15/42	2,850,000	2,827,012
3.00% 11/15/45	8,100,000	7,991,152
3.125% 11/15/41	4,000,000	4,060,704
3.125% 2/15/42	3,050,000	3,095,811
3.125% 2/15/43	9,000,000	9,121,464
3.125% 8/15/44	21,000,000	21,259,224
3.50% 2/15/39	2,650,000	2,899,007
3.625% 8/15/43	5,000,000	5,545,995
3.625% 2/15/44	3,000,000	3,325,956
3.75% 8/15/41	3,850,000	4,337,341
3.875% 8/15/40	3,750,000	4,306,935
4.25% 11/15/40	4,000,000	4,857,580
4.375% 5/15/40	2,500,000	3,089,647

LVIP SSGA Bond Index Fund–61

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
4.375% 5/15/41	2,750,000	$3,403,395
4.50% 8/15/39	3,350,000	4,208,046
4.625% 2/15/40	4,100,000	5,240,979
4.75% 2/15/41	3,750,000	4,890,161
5.00% 5/15/37	3,000,000	4,028,964
5.25% 11/15/28	500,000	636,729
5.375% 2/15/31	500,000	666,113
5.50% 8/15/28	500,000	647,500
6.125% 11/15/27	800,000	1,073,875
6.125% 8/15/29	300,000	414,574
6.625% 2/15/27	750,000	1,029,785
U.S. Treasury Notes
0.625% 4/30/18	500,000	497,666
0.625% 6/30/18	2,000,000	1,987,500
0.75% 1/31/18	17,000,000	16,967,122
0.75% 2/28/18	9,500,000	9,478,473
0.75% 3/31/18	20,000,000	19,945,700
0.75% 4/30/18	10,000,000	9,969,140
0.75% 10/31/18	23,900,000	23,731,481
0.75% 8/15/19	14,000,000	13,786,724
0.875% 7/31/19	6,000,000	5,931,096
1.00% 5/31/18	2,300,000	2,299,551
1.00% 11/30/18	35,000,000	34,891,990
1.00% 11/30/19	28,500,000	28,160,993
1.125% 5/31/19	2,000,000	1,992,110
1.125% 4/30/20	17,000,000	16,768,579
1.125% 6/30/21	7,000,000	6,775,916
1.125% 8/31/21	12,000,000	11,596,176
1.25% 11/30/18	3,000,000	3,004,629
1.25% 3/31/21	10,000,000	9,770,510
1.375% 6/30/18	3,000,000	3,014,415
1.375% 7/31/18	32,000,000	32,147,488
1.375% 9/30/18	2,000,000	2,007,812
1.375% 11/30/18	3,000,000	3,011,250
1.375% 12/31/18	3,500,000	3,511,893
1.375% 1/31/20	23,000,000	22,917,338
1.375% 2/29/20	10,000,000	9,954,100
1.375% 3/31/20	18,000,000	17,908,596
1.375% 8/31/20	15,000,000	14,846,190
1.375% 1/31/21	14,000,000	13,778,520
1.375% 6/30/23	9,400,000	8,930,733
1.50% 8/31/18	6,000,000	6,038,436
1.50% 12/31/18	18,300,000	18,409,379
1.50% 5/31/20	7,000,000	6,979,763
1.50% 2/28/23	12,000,000	11,543,676
1.50% 3/31/23	4,500,000	4,324,657
1.50% 8/15/26	11,000,000	10,117,426
1.625% 6/30/19	16,000,000	16,121,872
1.625% 8/31/19	11,000,000	11,077,341
1.625% 11/30/20	11,000,000	10,957,243
1.625% 11/15/22	16,750,000	16,304,098

	Principal	Value
	Amount°	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.625% 5/31/23	16,000,000	$15,459,680
1.625% 10/31/23	18,000,000	17,320,428
1.625% 2/15/26	11,000,000	10,280,061
1.625% 5/15/26	6,500,000	6,062,394
1.75% 10/31/18	2,000,000	2,021,562
1.75% 12/31/20	8,000,000	7,998,752
1.75% 5/15/22	9,000,000	8,869,392
1.75% 5/15/23	25,000,000	24,354,000
2.00% 9/30/20	14,000,000	14,161,056
2.00% 8/31/21	5,000,000	5,020,410
2.00% 11/15/21	4,700,000	4,713,771
2.00% 2/15/22	8,000,000	8,013,592
2.00% 2/15/23	14,150,000	14,036,418
2.00% 2/15/25	11,000,000	10,708,247
2.00% 11/15/26	5,000,000	4,811,425
2.125% 8/31/20	19,000,000	19,310,612
2.125% 8/15/21	7,500,000	7,572,510
2.125% 12/31/22	3,000,000	2,998,827
2.125% 11/30/23	22,000,000	21,856,912
2.25% 7/31/18	3,000,000	3,054,609
2.25% 3/31/21	7,700,000	7,840,617
2.25% 4/30/21	10,000,000	10,176,950
2.25% 11/15/25	15,000,000	14,810,745
2.375% 5/31/18	4,000,000	4,075,392
2.375% 6/30/18	3,000,000	3,058,476
2.375% 8/15/24	35,000,000	35,168,840
2.50% 8/15/23	18,250,000	18,576,857
2.625% 1/31/18	2,000,000	2,035,860
2.625% 4/30/18	3,000,000	3,064,218
2.625% 8/15/20	6,000,000	6,204,960
2.625% 11/15/20	6,500,000	6,719,505
2.75% 2/28/18	2,500,000	2,550,537
2.75% 2/15/19	5,000,000	5,158,205
2.75% 11/15/23	5,000,000	5,165,725
2.75% 2/15/24	31,000,000	32,023,248
2.875% 3/31/18	3,000,000	3,071,016
3.125% 5/15/19	4,000,000	4,171,092
3.125% 5/15/21	3,500,000	3,688,877
3.375% 11/15/19	6,500,000	6,859,151
3.50% 2/15/18	4,100,000	4,215,714
3.50% 5/15/20	4,000,000	4,252,580
3.625% 8/15/19	5,500,000	5,823,235
3.625% 2/15/20	6,000,000	6,385,662
3.625% 2/15/21	9,000,000	9,662,868
3.75% 11/15/18	3,630,000	3,803,844
3.875% 5/15/18	4,850,000	5,040,212
4.00% 8/15/18	5,550,000	5,812,976
6.00% 2/15/26	750,000	970,005
6.25% 8/15/23	1,600,000	2,000,813
6.75% 8/15/26	500,000	684,824
6.875% 8/15/25	1,000,000	1,353,262
7.125% 2/15/23	1,000,000	1,288,145

LVIP SSGA Bond Index Fund–62

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
7.25% 8/15/22	500,000	$637,949
7.50% 11/15/24	500,000	688,155
7.625% 11/15/22	500,000	653,261
7.625% 2/15/25	500,000	697,139
7.875% 2/15/21	750,000	930,689
8.00% 11/15/21	1,700,000	2,177,958
8.125% 8/15/19	750,000	879,990
8.125% 5/15/21	500,000	631,201
8.125% 8/15/21	700,000	891,748
8.50% 2/15/20	150,000	181,957
8.75% 5/15/20	900,000	1,110,955
8.75% 8/15/20	800,000	999,359
8.875% 2/15/19	750,000	871,699
9.125% 5/15/18	250,000	277,427

Total U.S. Treasury Obligations (Cost $1,058,382,924)		1,063,665,710

	Number of	Value
	Shares	(U.S. $)

MONEY MARKET FUND–2.46%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	72,508,117	$72,508,117

Total Money Market Fund (Cost $72,508,117)		72,508,117

TOTAL VALUE OF SECURITIES–101.88% (Cost $2,975,990,942)	3,004,103,250
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.88%)	(55,327,322)

NET ASSETS APPLICABLE TO 264,285,315 SHARES OUTSTANDING–100.00%	$2,948,775,928

NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($1,923,619,802 / 172,422,247 Shares)	$11.156

NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($1,025,156,126 / 91,863,068 Shares)	$11.160

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$2,919,721,169
Undistributed net investment income	5,804,001
Accumulated net realized loss on investments	(4,861,550)
Net unrealized appreciation of investments	28,112,308

Total net assets	$2,948,775,928

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $10,779,311, which represents 0.37% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

«	Includes $81,658,161 payable for securities purchased, $1,027,514 payable for fund shares redeemed and $897,201 due to manager and affiliates as of December 31, 2016.

t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

*	Considered an affiliated company. See Note 2 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2016.

Summary of Abbreviations:

AGM–Insured by Assured Guaranty Municipal Corporation

GNMA–Government National Mortgage Association

GS–Goldman Sachs

IT–Information Technology

LVIP SSGA Bond Index Fund–63

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Summary of Abbreviations (continued):

NATL–Insured by the National Public Finance Guarantee Corporation

PSF-GTD–Permanent School Fund Guaranteed

REIT–Real Estate Investment Trust

S.F.–Single Family

TBA–To Be Announced

yr–year

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund–64

LVIP SSGA Bond Index Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Interest from affiliated investments	$20,037
Interest from unaffiliated investments	71,504,971
Dividends	89,824

71,614,832

EXPENSES:
Management fees	11,532,346
Distribution fees-Service Class	2,543,466
Accounting and administration expenses	713,357
Pricing fees	194,656
Reports and statements to shareholders	154,937
Professional fees	105,415
Trustees’ fees and expenses	75,368
Custodian fees	54,679
Consulting fees	3,774
Other	29,118

15,407,116
Less management fees waived	(3,548,396)

Total operating expenses	11,858,720

NET INVESTMENT INCOME	59,756,112

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Sale of unaffiliated investments	2,901,722

Net realized gain on investments	2,901,722

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	9,204
Unaffiliated investments	(4,069,116)

Net change in unrealized appreciation (depreciation)	(4,059,912)

NET REALIZED AND UNREALIZED LOSS	(1,158,190)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,597,922

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$59,756,112	$54,982,302
Net realized gain	2,901,722	4,731,784
Net change in unrealized appreciation (depreciation)	(4,059,912)	(56,193,229)

Net increase in net assets resulting from operations	58,597,922	3,520,857

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(42,695,713)	(45,474,897)
Service Class	(20,895,586)	(22,568,966)

	(63,591,299)	(68,043,863)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	394,508,428	587,945,737
Service Class	177,089,898	108,936,818
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	42,695,713	45,474,897
Service Class	20,895,586	22,568,966

	635,189,625	764,926,418

Cost of shares redeemed:
Standard Class	(307,033,194)	(229,679,362)
Service Class	(150,191,109)	(155,780,471)

	(457,224,303)	(385,459,833)

Increase in net assets derived from capital share transactions	177,965,322	379,466,585

NET INCREASE IN NET ASSETS	172,971,945	314,943,579
NET ASSETS:
Beginning of year	2,775,803,983	2,460,860,404

End of year	$2,948,775,928	$2,775,803,983

Undistributed net investment income	$5,804,001	$3,251,422

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund–65

LVIP SSGA Bond Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Bond Index Fund Standard Class
			Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.163	$11.425	$11.012	$11.571	$11.420

Income (loss) from investment operations:
Net investment income[1]	0.249	0.246	0.248	0.227	0.251
Net realized and unrealized gain (loss)	0.005	(0.217)	0.385	(0.524)	0.189

Total from investment operations	0.254	0.029	0.633	(0.297)	0.440

Less dividends and distributions from:
Net investment income	(0.261)	(0.291)	(0.214)	(0.225)	(0.288)
Net realized gain	—	—	(0.006)	(0.037)	(0.001)

Total dividends and distributions	(0.261)	(0.291)	(0.220)	(0.262)	(0.289)

Net asset value, end of period	$11.156	$11.163	$11.425	$11.012	$11.571

Total return[2]	2.28%	0.25%	5.75%	(2.57% )	3.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,923,620	$1,796,385	$1,434,764	$1,255,800	$721,970
Ratio of expenses to average net assets	0.32%	0.33%	0.33%	0.38%	0.38%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.44%	0.45%	0.45%	0.49%	0.49%
Ratio of net investment income to average net assets	2.16%	2.15%	2.18%	2.00%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.04%	2.03%	2.06%	1.89%	2.05%
Portfolio turnover	56%	76%	63%	55%	70%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund–66

LVIP SSGA Bond Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Bond Index Fund Service Class
			Year Ended
	21/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.165	$11.427	$11.015	$11.574	$11.423

Income (loss) from investment operations:
Net investment income[1]	0.220	0.218	0.219	0.199	0.222
Net realized and unrealized gain (loss)	0.007	(0.218)	0.385	(0.524)	0.189

Total from investment operations	0.227	—	0.604	(0.325)	0.411

Less dividends and distributions from:
Net investment income	(0.232)	(0.262)	(0.186)	(0.197)	(0.259)
Net realized gain	—	—	(0.006)	(0.037)	(0.001)

Total dividends and distributions	(0.232)	(0.262)	(0.192)	(0.234)	(0.260)

Net asset value, end of period	$11.160	$11.165	$11.427	$11.015	$11.574

Total return[2]	2.04%	0.00%	5.49%	(2.81% )	3.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,025,156	$979,419	$1,026,096	$1,031,366	$1,037,599
Ratio of expenses to average net assets	0.57%	0.58%	0.58%	0.63%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	0.70%	0.70%	0.74%	0.74%
Ratio of net investment income to average net assets	1.91%	1.90%	1.93%	1.75%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	1.78%	1.81%	1.64%	1.80%
Portfolio turnover	56%	76%	63%	55%	70%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund–67

LVIP SSGA Bond Index Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (the “Board”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA) –The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued”, “delayed delivery”, “forward commitment”, or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSGA Bond Index Fund–68

LVIP SSGA Bond Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets. Effective April 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.08% of the first $500 million of average daily net assets of the Fund; 0.122% of the next $1.5 billion of average daily net assets of the Fund; and 0.152% in excess of $2 billion of average daily net assets of the Fund. This agreement will continue through at least April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to April 1, 2016, LIAC had contractually agreed to waive a portion of its advisory fee as follows: 0.07% of the first $500 million of average daily net assets of the Fund; 0.12% of the next $1.5 billion of average daily net assets of the Fund; and 0.15% in excess of $2 billion of average daily net assets of the Fund.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$149,649
Legal.	36,975

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $118,473 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$681,558
Distribution fees payable to LFD	215,643

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act are investments that have a common investment adviser. Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Interest Income
Lincoln National	$512,793	$—	$—	$—	$521,997	$20,037

LVIP SSGA Bond Index Fund–69

LVIP SSGA Bond Index Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,461,129,067
Purchases of U.S. government securities	329,358,426
Sales other than U.S. government securities	1,336,502,535
Sales of U.S. government securities	261,066,764

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$2,976,430,036

Aggregate unrealized appreciation	$56,218,407
Aggregate unrealized depreciation	(28,545,193)

Net unrealized appreciation	$27,673,214

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Agency Commercial Mortgage-Backed Securities	$—	$18,535,069	$18,535,069
Agency Mortgage-Backed Securities	—	828,392,310	828,392,310
Agency Obligations	—	71,089,371	71,089,371
Corporate Bonds	—	790,996,182	790,996,182
Municipal Bonds	—	24,063,894	24,063,894
Non-Agency Asset-Backed Securities	—	13,290,010	13,290,010
Non-Agency Commercial Mortgage-Backed Securities	—	29,655,153	29,655,153
Regional Bonds	—	6,156,543	6,156,543
Sovereign Bonds	—	38,064,526	38,064,526
Supranational Banks	—	47,686,365	47,686,365
U.S. Treasury Obligations	—	1,063,665,710	1,063,665,710
Money Market Fund	72,508,117	—	72,508,117

Total	$72,508,117	$2,931,595,133	$3,004,103,250

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP SSGA Bond Index Fund–70

LVIP SSGA Bond Index Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$63,591,299	$68,043,863

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,919,721,169
Undistributed ordinary income	5,804,144
Capital loss carryforwards	(4,422,599)
Net unrealized appreciation	27,673,214

Net assets	$2,948,775,928

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$6,387,766	$(6,387,766)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,580,426	$2,842,173	$4,422,599

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	34,388,108	51,304,220
Service Class	15,358,372	9,491,075
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,822,243	4,059,597
Service Class	1,869,433	2,013,671

	55,438,156	66,868,563

Shares redeemed:
Standard Class	(26,714,625)	(20,021,719)
Service Class	(13,084,232)	(13,579,789)

	(39,798,857)	(33,601,508)

Net increase	15,639,299	33,267,055

LVIP SSGA Bond Index Fund–71

LVIP SSGA Bond Index Fund

Notes to Financial Statements (continued)

7. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities are identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Bond Index Fund–72

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA Bond Index Fund

We have audited the accompanying statement of net assets of the LVIP SSGA Bond Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA Bond Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA Bond Index Fund–73

LVIP SSGA Bond Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP SSGA Bond Index Fund–74

LVIP SSGA Bond Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was below the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP SSGA Bond Index Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total returns were above the median return of the Morningstar peer group and below the benchmark index for the one year period, the same as the median return of the Morningstar peer group and below the benchmark index for the three year period and below the Morningstar peer group and the benchmark index for the five year period. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark over recent periods was largely due to the Fund’s fees. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSGA Bond Index Fund–75

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA Bond Index Fund–76

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA Bond Index Fund–77

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA Bond Index Fund–78

LVIP SSGA Funds

    LVIP SSGA Developed International 150 Fund

    LVIP SSGA Emerging Markets 100 Fund

    LVIP SSGA Large Cap 100 Fund

    LVIP SSGA Small-Mid Cap 200 Fund

  each a series of Lincoln Variable

  Insurance Products Trust

  Annual Report

  December 31, 2016

LVIP SSGA Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Developed International 150 Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 9.73% (Standard Share Class with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI EAFE® NR Index1 returned 1.00%.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

With a starting point of continued slow and uneven economic growth for developed economies dating back to the end of the global financial crisis, investors in 2016 have so far navigated a storm of additional uncertainties including softening economic growth and policy missteps in China, a degree of disenchantment in the ability of global central banks to influence market outcomes and a vote by Britain on June 23rd to exit its 43 year membership in the European Union. Remarkably, against this challenging backdrop, global equities ended the first half of the year basically where the year started. After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23rd, only to see those gains extinguished when the surprise outcome of the ‘Brexit’ vote was learned on June 24th, leaving the MSCI World Index2 down 1.7% before rebounding smartly to put the index back in positive territory on a year-to-date (YTD) basis as of June 30th.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum vote to leave the European Union. After declining by 7.1% in the two days following the referendum, the MSCI World Index advanced 5.3% the final three days of June and an additional 4.3% through the end of July.

Among the many suggestions attempting to justify the relatively optimistic tone for markets entering 2017, the resilience of markets in the previous 12 months is certainly deserving of some credit. Despite a surprise vote by the United Kingdom electorate to exit the European Union on June 23rd, output in the UK did not collapse as many predicted, and continental Europe thus far does not seem to have been materially impacted. China, after causing considerable market anxiety to open 2016 on a sharp fall in its currency and fears of a rapid economic growth slowdown, faded from being a top concern for global investors in 2016, turning in what is expected to be a respectable 6.7% rate of growth. Likewise, commodity prices opened the year falling sharply, only to find a bottom in mid-February–providing timely relief to commodity exporting emerging markets such as Brazil and Russia. Also aiding emerging markets and keeping global financial conditions easy was a cautious Federal Reserve that hiked rates just once in 2016, where a more aggressive rate of tightening had been forecast entering the year. In the United Kingdom, the Bank of England did engage in some easing measures by reducing short term interest rates and also extending their quantitative easing program. Both the Bank of Japan (BOJ) and European Central Bank (ECB) have held back from the additional monetary stimulus anticipated earlier in 2016 despite falling far short on their inflation goals, and the efficacy of existing unconventional monetary policy measures has come under increasing scrutiny.

On an individual security level, the top positive contributors to the Fund’s performance were Anglo American plc, Glencore plc, and BHP Billiton Plc. The top negative contributors to the Fund’s performance were Teva Pharmaceutical Industries Limited, Cobham plc, and Li & Fung Limited.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Developed International 150 Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,316 for the Standard Class shares and to $11,075 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did from 5/1/08 through 12/31/16. The same $10,000 investment would have increased to $10,093. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA Funds–1

LVIP SSGA Developed International 150 Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 9.73%
Five Year	+ 7.70%
Inception (5/1/08)	+ 1.44%

Service Class Shares
One Year	+ 9.46%
Five Year	+ 7.43%
Inception (5/1/08)	+ 1.18%

[1]

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Funds–2

LVIP SSGA Emerging Markets 100 Fund

2016 Annual Report Commentary (unaudited) (continued)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 15.44% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI Emerging Market NR Index1 returned 11.19%.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

With a starting point of continued slow and uneven economic growth for developed economies dating back to the end of the global financial crisis, investors in 2016 have so far navigated a storm of additional uncertainties including softening economic growth and policy missteps in China, a degree of disenchantment in the ability of global central banks to influence market outcomes and a vote by Britain on June 23rd to exit its 43 year membership in the European Union.

Among the many suggestions attempting to justify the relatively optimistic tone for markets entering 2017, the resilience of markets in the previous 12 months is certainly deserving of some credit. Despite a surprise vote by the United Kingdom electorate to exit the European Union on June 23rd, output in the UK did not collapse as many predicted, and continental Europe thus far does not seem to have been materially impacted. China, after causing considerable market anxiety to open 2016 on a sharp fall in its currency and fears of a rapid economic growth slowdown, faded from being a top concern for global investors in 2016, turning in what is expected to be a respectable 6.7% rate of growth. Likewise, commodity prices opened the year falling sharply, only to find a bottom in mid-February–providing timely relief to commodity exporting emerging markets such as Brazil and Russia. Also aiding emerging markets and keeping global financial conditions easy was a cautious Federal Reserve that hiked rates just once in 2016, where a more aggressive rate of tightening had been forecast entering the year. In the United Kingdom, the Bank of England did engage in some easing measures by reducing short term interest rates and also extending their quantitative easing program.

On an individual security level, the top positive contributors to the Fund’s performance were Vale SA Pfd A, Charoen Pokphand Foods Public Co. Ltd.(Alien Mkt), and Banco do Brasil S.A. The top negative contributors to the Fund’s performance were China Evergrande Real Estate Group (not held at 12/31/16), KIA Motors Corporation, and Turkcell Iletisim Hizmetleri A.S.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 6/18/08 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSGA Emerging Markets 100 Fund on 6/18/08 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,391 for the Standard Class shares and to $12,131 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets NR Index did from 6/18/08 through 12/31/16. The same $10,000 investment would have decreased to $9,318. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 15.44%
Five Year	+ 0.26%
Inception (6/18/08)	+ 2.54%

Service Class Shares
One Year	+ 15.16%
Five Year	+ 0.01%
Inception (6/18/08)	+ 2.29%

[1]

The MSCI Emerging Market NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Funds–3

LVIP SSGA Large Cap 100 Fund

2016 Annual Report Commentary (unaudited) (continued)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 21.53% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index1, returned 11.96%.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

After the tumultuous opening act of 2016, investor nerves were soothed to some degree as February closed, provided one measures comfort by an intra-month recovery in the price levels of developed equity markets. The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500® to a modest gain for the first quarter overall. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM Manufacturing Index2 in March after bottoming at post crisis lows in December 2015.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500 in over two decades.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Within US equities, a significant sector rotation that was already underway in the second half of 2016 from high yielding defensive sectors to cyclicals accelerated in the fourth quarter after the US election. As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15th for the first time since December of 2015.

On an individual security level, the top positive contributors to the Fund’s performance were Williams Companies, Inc., Micron Technology, Inc., and Devon Energy Corporation. The top negative contributors to the Fund’s performance were CIT Group Inc., CVS Health Corporation, and Voya Financial, Inc. (not held at 12/31/16).

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSGA Large Cap 100 Fund on 5/1/08 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,454 for the Standard Class shares and to $21,969 for the Service Class shares. For comparison, look at how the S&P 500® Index did from 5/1/08 through 12/31/16. The same $10,000 investment would have increased to $19,536. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 21.53%
Five Year	+ 15.57%
Inception (5/1/08)	+ 9.78%

Service Class Shares
One Year	+ 21.22%
Five Year	+ 15.28%
Inception (5/1/08)	+ 9.50%

[1]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

[2]

The U.S. ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries. A composite diffusion index monitors in national manufacturing and is based on the data from these surveys.

LVIP SSGA Funds–4

LVIP SSGA Small-Mid Cap 200 Fund

2016 Annual Report Commentary (unaudited) (continued)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 30.09% (Standard Class shares with distribution reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 2000® Index1, returned 21.31%.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

After the tumultuous opening act of 2016, investor nerves were soothed to some degree as February closed, provided one measures comfort by an intra-month recovery in the price levels of developed equity markets. The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500® to a modest gain for the first quarter overall. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM Manufacturing Index2 in March after bottoming at post crisis lows in December 2015.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500 in over two decades.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Within US equities, a significant sector rotation that was already underway in the second half of 2016 from high yielding defensive sectors to cyclicals accelerated in the fourth quarter after the US election. As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15th for the first time since December of 2015.

On an individual security level, the top positive contributors to the Fund’s performance were Advanced Micro Devices, Inc., Steel Dynamics, Inc., and IDEXX Laboratories, Inc. The top negative contributors to the Fund’s performance were Jones Lang LaSalle Incorporated, Alaska Air Group, Inc., and SunEdison, Inc. (all of which are not held at 12/31/16).

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSGA Small-Mid Cap 200 Fund on 5/1/08 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,327 for the Standard Class shares and to $24,785 for the Service Class shares. For comparison, look at how the Russell 2000® Index did from 5/1/08 through 12/31/16. The same $10,000 investment would have increased to $21,419. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 30.09%
Five Year	+ 14.11%
Inception (5/1/08)	+ 11.31%

Service Class Shares
One Year	+ 29.76%
Five Year	+ 13.83%
Inception (5/1/08)	+ 11.03%

[1]	The Russell 2000® Index measure the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

[2]

The U.S. ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries. A composite diffusion index monitors in national manufacturing and is based on the data from these surveys.

LVIP SSGA Funds–5

LVIP SSGA Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSGA Developed International 150 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,128.10	0.38%	$2.03
Service Class Shares	1,000.00	1,126.70	0.63%	3.37
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.23	0.38%	$1.93
Service Class Shares	1,000.00	1,021.97	0.63%	3.20

LVIP SSGA Emerging Markets 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,087.30	0.44%	$2.31
Service Class Shares	1,000.00	1,086.10	0.69%	3.62
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.92	0.44%	$2.24
Service Class Shares	1,000.00	1,021.67	0.69%	3.51

LVIP SSGA Large Cap 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,165.80	0.34%	$1.85
Service Class Shares	1,000.00	1,164.40	0.59%	3.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.43	0.34%	$1.73
Service Class Shares	1,000.00	1,022.17	0.59%	3.00

LVIP SSGA Funds–6

LVIP SSGA Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP SSGA Small-Mid Cap 200 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,208.70	0.39%	$2.17
Service Class Shares	1,000.00	1,207.20	0.64%	3.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.18	0.39%	$1.98
Service Class Shares	1,000.00	1,021.92	0.64%	3.25

*	“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA Funds–7

LVIP SSGA Developed International 150 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Security Type/Country	Percentage of Net Assets
Common Stock	96.65%
Australia	6.65%
Austria	1.50%
Belgium	0.61%
Canada	1.21%
Denmark	1.34%
Finland	2.15%
France	7.14%
Germany	5.65%
Hong Kong	5.99%
Israel	0.88%
Japan	35.52%
Netherlands	0.71%
Norway	2.63%
Portugal	0.54%
Singapore	1.15%
Spain	4.34%
Sweden	2.38%
Switzerland	4.82%
United Kingdom	11.44%
Preferred Stock	0.63%
Right	0.02%
Money Market Fund	2.28%
Total Value of Securities	99.58%
Receivables and Other Assets Net of Liabilities	0.42%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.57%
Air Freight & Logistics	0.51%
Airlines	0.46%
Auto Components	1.83%
Automobiles	7.67%
Banks	12.58%
Building Products	0.75%
Capital Markets	1.93%
Chemicals	3.38%
Construction & Engineering	0.66%
Construction Materials	0.71%
Diversified Financial Services	0.53%
Diversified Telecommunication Services	2.68%
Electric Utilities	2.87%
Electrical Equipment	1.47%
Electronic Equipment, Instruments & Components	1.33%

Sector	Percentage of Net Assets
Equity Real Estate Investment Trusts	1.30%
Food & Staples Retailing	3.50%
Food Products	3.19%
Gas Utilities	0.56%
Health Care Providers & Services	0.64%
Household Durables	1.70%
Industrial Conglomerates	2.37%
Insurance	5.74%
IT Services	0.88%
Machinery	3.53%
Marine	0.71%
Media	0.48%
Metals & Mining	5.37%
Multiline Retail	0.46%
Multi-Utilities	1.12%
Oil, Gas & Consumable Fuels	4.88%
Paper & Forest Products	1.52%
Pharmaceuticals	4.66%
Real Estate Management & Development	2.44%
Road & Rail	1.31%
Semiconductors & Semiconductor Equipment	1.63%
Technology Hardware, Storage & Peripherals	3.07%
Textiles, Apparel & Luxury Goods	0.46%
Tobacco	0.47%
Trading Companies & Distributors	3.37%
Transportation Infrastructure	0.54%
Wireless Telecommunication Services	0.47%
Total	97.30%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Anglo American	1.19%
Glencore	0.94%
Fujitsu	0.88%
BHP Billiton	0.86%
Tokyo Electron	0.86%
Resona Holdings	0.84%
Rio Tinto	0.83%
Yamaha Motor	0.81%
Rio Tinto	0.80%
Asahi Kasei	0.80%
Total	8.81%

LVIP SSGA Funds–8

LVIP SSGA Emerging Markets 100 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Security Type/Country	Percentage of Net Assets
Common Stock	95.45%
Brazil	2.63%
Czech Republic	0.91%
Greece	1.17%
Hong Kong	39.68%
Hungary	1.03%
India	1.20%
Indonesia	2.28%
Malaysia	0.79%
Philippines	0.59%
Poland	1.67%
Qatar	1.07%
Republic of Korea	12.60%
Russia	3.29%
South Africa	4.56%
Taiwan	17.46%
Thailand	1.14%
Turkey	2.41%
United Arab Emirates	0.97%
Preferred Stock	3.27%
Money Market Fund	1.10%
Total Value of Securities	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Auto Components	1.86%
Automobiles	5.80%
Banks	18.96%
Capital Markets	2.77%
Chemicals	0.99%
Construction & Engineering	3.14%
Construction Materials	2.05%
Distributors	1.30%
Diversified Financial Services	1.18%
Diversified Telecommunication Services	1.07%
Electric Utilities	1.54%
Electronic Equipment, Instruments & Components	4.25%

Sector	Percentage of Net Assets
Food & Staples Retailing	3.25%
Food Products	6.45%
Health Care Providers & Services	1.88%
Hotels, Restaurants & Leisure	1.17%
Independent Power & Renewable Electricity Producers	2.22%
Industrial Conglomerates	2.53%
Insurance	1.18%
Machinery	0.91%
Metals & Mining	6.09%
Oil, Gas & Consumable Fuels	7.81%
Personal Products	0.83%
Pharmaceuticals	2.09%
Real Estate Management & Development	3.83%
Semiconductors & Semiconductor Equipment	1.63%
Specialty Retail	0.78%
Technology Hardware, Storage & Peripherals	3.78%
Textiles, Apparel & Luxury Goods	1.75%
Tobacco	0.82%
Transportation Infrastructure	1.63%
Wireless Telecommunication Services	3.18%
Total	98.72%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Vale	2.14%
Banco do Brasil	1.54%
Brilliance China Automotive Holdings	1.37%
LUKOIL ADR	1.36%
Country Garden Holdings	1.33%
Imperial Holdings	1.30%
Nedbank Group	1.30%
United Tractors	1.26%
China Mengniu Dairy	1.25%
Woori Bank ADR	1.24%
Total	14.09%

LVIP SSGA Funds–9

LVIP SSGA Large Cap 100 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.98%
Auto Components	1.92%
Automobiles	2.75%
Banks	10.40%
Biotechnology	0.83%
Building Products	0.90%
Capital Markets	0.85%
Chemicals	2.68%
Communications Equipment	0.91%
Construction & Engineering	0.82%
Consumer Finance	1.93%
Containers & Packaging	2.21%
Diversified Telecommunication Services	0.64%
Electric Utilities	2.45%
Electrical Equipment	1.77%
Electronic Equipment, Instruments & Components	1.01%
Energy Equipment & Services	1.01%
Equity Real Estate Investment Trusts	0.76%
Food & Staples Retailing	2.36%
Food Products	4.09%
Health Care Equipment & Supplies	2.85%
Health Care Providers & Services	4.60%
Hotels, Restaurants & Leisure	0.89%
Household Durables	2.44%
Household Products	0.85%
Independent Power & Renewable Electricity Producers	0.85%
Insurance	6.41%
Internet Software & Services	0.93%
IT Services	0.69%
Machinery	6.07%
Media	1.91%
Multiline Retail	2.35%

Security Type/Sector	Percentage of Net Assets
Multi-Utilities	2.52%
Oil, Gas & Consumable Fuels	6.23%
Pharmaceuticals	1.80%
Road & Rail	3.32%
Semiconductors & Semiconductor Equipment	4.92%
Software	1.94%
Specialty Retail	1.81%
Technology Hardware, Storage & Peripherals	4.46%
Thrifts & Mortgage Finance	0.85%
Money Market Fund	0.62%
Short-Term Investment	0.09%
Total Value of Securities	99.69%
Receivables and Other Assets Net of Liabilities	0.31%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Micron Technology	1.76%
Williams	1.71%
Regions Financial	1.50%
Devon Energy	1.46%
KeyCorp	1.38%
Bank of America	1.36%
Fifth Third Bancorp	1.33%
SunTrust Banks	1.26%
Principal Financial Group	1.25%
St. Jude Medical	1.25%
Total	14.26%

IT–Information Technology

LVIP SSGA Funds–10

LVIP SSGA Small-Mid Cap 200 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.76%
Aerospace & Defense	0.83%
Air Freight & Logistics	0.51%
Auto Components	0.61%
Banks	6.01%
Biotechnology	3.18%
Capital Markets	0.42%
Chemicals	1.81%
Commercial Services & Supplies	2.25%
Communications Equipment	1.89%
Construction & Engineering	1.11%
Consumer Finance	1.13%
Containers & Packaging	0.64%
Diversified Consumer Services	1.16%
Diversified Telecommunication Services	0.53%
Electric Utilities	1.93%
Electronic Equipment, Instruments & Components	8.38%
Energy Equipment & Services	2.51%
Equity Real Estate Investment Trusts	3.76%
Food & Staples Retailing	1.15%
Food Products	0.84%
Health Care Equipment & Supplies	2.56%
Health Care Providers & Services	4.39%
Hotels, Restaurants & Leisure	1.54%
Household Durables	4.64%
Insurance	3.05%
Internet Software & Services	1.77%
IT Services	0.54%
Life Sciences Tools & Services	0.93%
Machinery	6.38%
Media	1.03%
Metals & Mining	0.98%
Mortgage Real Estate Investment Trusts	9.14%
Multi-Utilities	0.61%
Oil, Gas & Consumable Fuels	2.67%
Paper & Forest Products	1.68%
Personal Products	0.52%
Pharmaceuticals	2.09%
Road & Rail	1.53%
Semiconductors & Semiconductor Equipment	3.10%
Software	0.74%
Specialty Retail	4.29%
Textiles, Apparel & Luxury Goods	0.47%
Tobacco	0.46%

Security Type/Sector	Percentage of Net Assets
Trading Companies & Distributors	2.10%
Wireless Telecommunication Services	0.90%
Money Market Fund	0.85%
Short-Term Investment	0.10%
Total Value of Securities	99.71%
Receivables and Other Assets Net of Liabilities	0.29%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Blucora	1.20%
Quad/Graphics	0.85%
Oasis Petroleum	0.84%
Vanda Pharmaceuticals	0.83%
Pacific Ethanol	0.82%
CorEnergy Infrastructure Trust	0.80%
Archrock	0.76%
Amkor Technology	0.75%
ANI Pharmaceuticals	0.74%
Mentor Graphics	0.74%
Total	8.33%

IT–Information Technology

LVIP SSGA Funds–11

LVIP SSGA Developed International 150 Fund

Statements of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–96.65%
Australia–6.65%
Aurizon Holdings	1,751,677	$6,383,693
Australia & New Zealand Banking
Group	290,253	6,371,806
Mirvac Group REIT	3,697,771	5,683,897
Origin Energy	1,373,043	6,529,744
Rio Tinto	164,298	7,102,082
Santos	1,729,513	5,017,374
Sonic Healthcare	370,783	5,726,117
Wesfarmers	167,337	5,088,774
Woodside Petroleum	258,766	5,818,771
Woolworths	309,996	5,391,378

		59,113,636

Austria–1.50%
OMV	189,639	6,699,364
voestalpine	169,557	6,655,675

		13,355,039

Belgium–0.61%
Ageas	136,569	5,406,789

		5,406,789

Canada–1.21%
Potash Corp. of Saskatchewan	306,687	5,548,302
Power Corp. of Canada	233,433	5,224,490

		10,772,792

Denmark–1.34%
AP Moller - Maersk Class B	3,971	6,336,732
†TDC	1,084,194	5,566,425

		11,903,157

Finland–2.15%
Fortum	367,385	5,634,624
Stora Enso Class R	601,471	6,464,344
UPM-Kymmene	287,205	7,056,297

		19,155,265

France–7.14%
AXA	227,670	5,748,169
BNP Paribas	108,278	6,901,419
Carrefour	199,745	4,812,887
Credit Agricole	485,916	6,025,464
Engie	357,567	4,561,882
Renault	55,518	4,938,851
Rexel	397,027	6,534,343
Sanofi	68,071	5,510,265
Schneider Electric	87,746	6,106,305
SCOR	153,022	5,288,211
Societe Generale	143,015	7,037,214

		63,465,010

Germany–5.65%
Allianz	32,947	5,445,021

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
Bayerische Motoren Werke	59,042	$5,515,862
Daimler	72,057	5,364,169
K+S	226,296	5,404,996
METRO	191,027	6,351,256
Muenchener Rueckversicherungs- Gesellschaft in Muenchen Class R	26,589	5,028,208
†RWE	432,984	5,385,048
Siemens	51,708	6,357,474
Volkswagen	37,157	5,348,746

		50,200,780

∎Hong Kong–5.99%
BOC Hong Kong Holdings	1,825,500	6,532,675
Cheung Kong Property Holdings	1	5
CK Hutchison Holdings	409,515	4,641,995
Hang Lung Properties	2,785,000	5,904,365
Jardine Matheson Holdings	92,800	5,127,200
Li & Fung	9,252,000	4,068,518
Link REIT	903,087	5,869,571
MTR	1,082,501	5,262,788
New World Development	5,561,690	5,881,212
Sino Land	3,422,324	5,128,300
Swire Pacific Class A	504,376	4,816,435

		53,233,064

Israel–0.88%
Bezeq The Israeli Telecommunication	2,317,611	4,404,126
Teva Pharmaceutical Industries	95,882	3,442,448

		7,846,574

Japan–35.52%
Asahi Glass	978,000	6,660,860
Asahi Kasei	810,000	7,065,626
Astellas Pharma	379,300	5,268,822
Bridgestone	140,188	5,054,565
Canon	174,644	4,923,653
Chiba Bank	1,072,000	6,576,462
Chubu Electric Power	378,078	5,282,579
Dai-ichi Life Insurance	422,000	7,026,413
Daiichi Sankyo	232,663	4,760,758
Daiwa Securities Group	837,000	5,158,426
Denso	130,500	5,653,232
Fuji Heavy Industries	145,200	5,928,508
Fujitsu	1,414,000	7,857,908
Hitachi	1,115,631	6,032,760
Honda Motor	190,500	5,566,267
Isuzu Motors	487,700	6,179,967
ITOCHU	408,317	5,422,100
Japan Airlines	139,640	4,080,176
Japan Tobacco	127,246	4,185,100
Kawasaki Heavy Industries	1,830,000	5,746,396
Komatsu	304,000	6,886,332
Konica Minolta	594,100	5,901,605

LVIP SSGA Funds–12

LVIP SSGA Developed International 150 Fund

Statements of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Kuraray	443,900	$6,669,419
Kyocera	116,900	5,813,243
Marubeni	989,716	5,612,695
Mazda Motor	339,600	5,555,638
Mitsubishi	297,533	6,338,885
Mitsubishi Electric	497,700	6,939,056
Mitsubishi Heavy Industries	1,369,000	6,238,540
Mitsubishi Tanabe Pharma	294,221	5,772,396
Mitsubishi UFJ Financial Group Class F	1,100,432	6,781,015
Mitsui & Co.	438,500	6,029,258
Mizuho Financial Group	3,407,000	6,115,838
NEC	2,104,000	5,580,663
NH Foods	229,000	6,181,775
Nippon Telegraph & Telephone	119,200	5,009,715
Nissan Motor	541,562	5,446,897
Nomura Holdings	1,143,600	6,742,714
NSK	570,100	6,604,624
Otsuka Holdings	141,679	6,173,871
Panasonic	589,700	6,001,695
Resona Holdings	1,463,134	7,505,017
Ricoh	498,983	4,218,141
Rohm	118,900	6,846,605
Seiko Epson	313,827	6,645,748
Sekisui House	303,455	5,051,309
Sumitomo Mitsui Financial Group	166,900	6,368,975
Sumitomo Mitsui Trust Holdings	176,200	6,306,264
†Tokyo Electric Power Co. Holdings	1,004,800	4,057,887
Tokyo Electron	80,700	7,626,366
Toyota Industries	115,800	5,518,768
Toyota Motor	95,382	5,613,154
Yamaha Motor	326,600	7,192,885

		315,777,571

Netherlands–0.71%
Royal Dutch Shell Class B	218,563	6,340,665

		6,340,665

Norway–2.63%
DNB	441,390	6,563,078
Orkla	587,943	5,324,294
Statoil	335,815	6,159,915
Yara International	135,303	5,327,291

		23,374,578

Portugal–0.54%
EDP - Energias de Portugal	1,567,785	4,776,052

		4,776,052

Singapore–1.15%
Keppel	1,236,078	4,942,093
Wilmar International	2,136,858	5,297,324

		10,239,417

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Spain–4.34%
Abertis Infraestructuras	343,881	$4,812,608
ACS Actividades de Construccion y
Servicios	184,284	5,823,476
Banco Santander	1,177,925	6,148,875
Endesa	272,126	5,764,875
Gas Natural SDG	264,075	4,978,596
Repsol	458,862	6,482,143
Telefonica	494,249	4,588,792

		38,599,365

Sweden–2.38%
Kinnevik Class B	197,846	4,740,608
Nordea Bank	562,204	6,251,099
Telia	1,062,418	4,280,878
Volvo Class B	504,502	5,891,929

		21,164,514

Switzerland–4.82%
†Aryzta	131,465	5,790,244
†Credit Suisse Group	367,195	5,268,309
†Glencore	2,443,153	8,350,847
†LafargeHolcim	119,932	6,318,719
Novartis	71,681	5,216,107
Swiss Re	57,982	5,494,710
†Zurich Insurance Group	23,200	6,388,373

		42,827,309

United Kingdom–11.44%
†Anglo American	737,933	10,549,371
AstraZeneca	95,780	5,237,993
Barclays	2,419,463	6,662,712
Berkeley Group Holdings	117,234	4,056,975
BHP Billiton	474,459	7,639,410
Cobham	2,048,167	4,132,051
HSBC Holdings	842,384	6,819,634
J Sainsbury	1,357,807	4,171,690
Marks & Spencer Group	953,406	4,112,421
Meggitt	939,389	5,309,226
Pearson	423,796	4,274,912
Rio Tinto	190,595	7,418,978
†Rolls-Royce Holdings	551,528	4,540,417
Royal Dutch Shell Class A	4,319	119,363
Royal Mail	788,312	4,489,374
†Standard Chartered	838,086	6,854,040
Tate & Lyle	661,279	5,765,844
Vodafone Group	1,713,816	4,221,045
Wm Morrison Supermarkets	1,871,059	5,319,695

		101,695,151

Total Common Stock (Cost $833,233,267)		859,246,728

LVIP SSGA Funds–13

LVIP SSGA Developed International 150 Fund

Statements of Net Assets (continued)

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.63%
Germany–0.63%
Porsche Automobil Holding 1.83%	102,152	$5,563,618

Total Preferred Stock (Cost $5,308,576)		5,563,618

RIGHT–0.02%
†Repsol exercise price EUR 0.000001 expiration date 1/12/17	470,174	174,215

Total Right (Cost $173,807)		174,215

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–2.28%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	20,268,081	$20,268,081

Total Money Market Fund (Cost $20,268,081)		20,268,081

TOTAL VALUE OF SECURITIES–99.58% (Cost $858,983,731)	885,252,642
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.42%	3,729,790

NET ASSETS APPLICABLE TO 112,169,818 SHARES OUTSTANDING–100.00%	$888,982,432

NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($745,352,676 / 94,053,453 Shares)	$7.925

NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($143,629,756 / 18,116,365 Shares)	$7.928

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$932,540,731
Undistributed net investment income	545,023
Accumulated net realized loss on investments	(70,133,688)
Net unrealized appreciation of investments, foreign currencies and derivatives	26,030,366

TOTAL NET ASSETS	$888,982,432

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 8.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $1,385,076 cash collateral held at broker for futures contracts, $270,878 due to manager and affiliates and $261,160 payable for fund shares redeemed as of December 31, 2016.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
306 E-mini MSCI EAFE Index - Equity Contract	$25,655,466	$25,636,680	3/20/17	$(18,786)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–14

LVIP SSGA Emerging Markets 100 Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–95.45%
Brazil–2.63%
Banco do Brasil	1,142,326	$9,858,954
JBS	1,988,300	6,964,273

		16,823,227

Czech Republic–0.91%
CEZ	347,961	5,828,617

		5,828,617

Greece–1.17%
OPAP	847,536	7,494,134

		7,494,134

∎Hong Kong–39.68%
Agricultural Bank of China	16,408,000	6,728,666
Anhui Conch Cement	2,382,000	6,481,424
Bank of China	14,474,100	6,420,905
Beijing Enterprises Holdings	1,130,500	5,343,069
Belle International Holdings	9,880,000	5,555,071
Brilliance China Automotive Holdings	6,374,000	8,778,686
China Cinda Asset Management	17,150,809	6,214,943
China Communications Construction	5,625,000	6,470,437
China Conch Venture Holdings	3,279,000	5,835,347
China Construction Bank	9,352,000	7,199,876
China Everbright	2,798,000	5,325,744
China Everbright Bank	12,730,000	5,794,945
China Medical System Holdings	4,320,100	6,841,296
China Mengniu Dairy	4,162,000	8,018,606
China Merchants Bank	2,826,500	6,626,574
China Merchants Port Holdings	2,168,983	5,381,550
China Minsheng Banking	6,374,500	6,814,702
China Power International Development	12,555,000	4,549,558
China Railway Construction	5,322,000	6,849,386
China Railway Group	8,204,000	6,749,825
China Resources Power Holdings	3,284,238	5,217,849
China Shenhua Energy	3,653,500	6,878,728
CITIC	3,839,000	5,495,248
CNOOC	5,073,000	6,345,748
COSCO SHIPPING Ports	5,050,673	5,073,795
Country Garden Holdings	15,149,733	8,478,927
Dongfeng Motor Group	4,810,000	4,695,557
GOME Electrical Appliances Holding	41,318,000	5,008,565
Great Wall Motor	7,101,500	6,630,326
Guangzhou Automobile Group	5,864,000	7,093,213
Hengan International Group	726,500	5,335,505
Huaneng Power International	6,684,000	4,430,429
Industrial & Commercial Bank of China	10,745,000	6,443,259
Jiangxi Copper	4,754,000	6,633,346
Longfor Properties	4,328,500	5,492,609
Shimao Property Holdings	3,775,000	4,936,295
Sino-Ocean Land Holdings	12,452,000	5,572,047
Sinopharm Group	1,468,400	6,050,084

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
∎Hong Kong (continued)
Sun Art Retail Group	8,791,000	$7,708,917
Tingyi Cayman Islands Holding	5,842,000	7,104,270
Want Want China Holdings	8,324,000	5,335,003

		253,940,330

Hungary–1.03%
Richter Gedeon	310,648	6,566,400

		6,566,400

India–1.20%
Oil & Natural Gas	2,730,951	7,699,536

		7,699,536

Indonesia–2.28%
Indofood Sukses Makmur	11,128,000	6,545,882
United Tractors	5,106,500	8,054,416

		14,600,298

Malaysia–0.79%
AMMB Holdings	5,229,500	5,024,330

		5,024,330

Philippines–0.59%
PLDT	137,340	3,771,066

		3,771,066

Poland–1.67%
KGHM Polska Miedz	300,912	6,650,100
PGE Polska Grupa Energetyczna	1,621,049	4,048,119

		10,698,219

Qatar–1.07%
Ooredoo	245,398	6,860,415

		6,860,415

Republic of Korea–12.60%
BNK Financial Group	764,950	5,497,405
E-MART	38,377	5,814,697
Hana Financial Group	295,080	7,634,749
Hyundai Mobis	27,379	5,984,481
Hyundai Motor	44,647	5,396,971
Hyundai Steel	123,751	5,840,211
Industrial Bank of Korea	581,360	6,112,992
KB Financial Group	215,151	7,624,162
Kia Motors	138,561	4,502,831
KT&G	62,959	5,264,828
LG Display	267,360	6,961,808
SK Telecom	32,921	6,105,567
Woori Bank ADR	750,664	7,924,297

		80,664,999

Russia–3.29%
Gazprom ADR	1,389,850	7,018,743
LUKOIL ADR	155,684	8,733,872

LVIP SSGA Funds–15

LVIP SSGA Emerging Markets 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Russia (continued)
Surgutneftegas ADR	1,047,469	$5,284,481

		21,037,096

South Africa–4.56%
Imperial Holdings	626,522	8,322,758
MTN Group	713,204	6,552,103
Nedbank Group	479,632	8,316,357
Netcare	2,585,540	5,994,255

		29,185,473

Taiwan–17.46%
Asustek Computer	665,000	5,467,902
AU Optronics	19,995,000	7,320,767
Cathay Financial Holding	5,038,000	7,534,568
Cheng Shin Rubber Industry	3,130,000	5,904,744
Compal Electronics	9,453,000	5,411,519
Far Eastern New Century	7,098,480	5,330,082
Foxconn Technology	2,712,240	7,178,444
Fubon Financial Holding	4,780,000	7,563,995
Innolux	17,680,000	6,363,462
Inventec	8,965,000	6,147,460
MediaTek	784,000	5,266,561
Nan Ya Plastics	2,863,000	6,324,912
Pou Chen	4,503,000	5,616,699
SinoPac Financial Holdings	20,479,637	5,769,807
Taiwan Cement	6,101,000	6,653,950
United Microelectronics	14,576,000	5,155,804
WPG Holdings	5,559,000	6,554,408
Yuanta Financial Holding	16,603,934	6,182,234

		111,747,318

Thailand–1.14%
Charoen Pokphand Foods-Foreign	8,849,126	7,289,740

		7,289,740

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Turkey–2.41%
Eregli Demir ve Celik Fabrikalari	4,225,248	$6,157,752
†Turkcell Iletisim Hizmetleri	1,428,707	3,949,614
Turkiye Is Bankasi Class C	3,610,010	5,302,065

		15,409,431

United Arab Emirates–0.97%
Dubai Islamic Bank	4,112,323	6,236,391

		6,236,391

Total Common Stock (Cost $625,305,419)		610,877,020

ΔPREFERRED STOCK–3.27%
Brazil–3.27%
Cia Brasileira de Distribuicao 0.03%	432,100	7,268,712
Vale 0.54%	1,907,900	13,681,871

Total Preferred Stock (Cost $13,786,780)		20,950,583

MONEY MARKET FUND–1.10%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	7,016,228	7,016,228

Total Money Market Fund (Cost $7,016,228)		7,016,228

TOTAL VALUE OF SECURITIES–99.82% (Cost $646,108,427)	638,843,831
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	1,150,636

NET ASSETS APPLICABLE TO 77,734,781 SHARES OUTSTANDING–100.00%	$639,994,467

NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($462,296,350 / 56,155,667 Shares)	$8.232

NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($177,698,117 / 21,579,114 Shares)	$8.235

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$789,358,346
Undistributed net investment income	594,706
Accumulated net realized loss on investments	(142,546,051)
Net unrealized depreciation of investments, foreign currencies and derivatives	(7,412,534)

TOTAL NET ASSETS	$639,994,467

LVIP SSGA Funds–16

LVIP SSGA Emerging Markets 100 Fund

Statement of Net Assets (continued)

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 9.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«

Includes $3 cash due to custodian, $495,444 cash collateral held at broker for future contracts, $209,777 due to manager and affiliates and $157,211 payable for fund shares redeemed as of December 31, 2016.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
203	E-mini MSCI Emerging Markets Index - Equity Contract	$8,866,149	$8,717,835	3/19/17	$(148,314)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–17

LVIP SSGA Large Cap 100 Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.98%
Auto Components–1.92%
BorgWarner	323,546	$12,760,654
Lear	107,211	14,191,520

		26,952,174

Automobiles–2.75%
Ford Motor	906,203	10,992,242
General Motors	381,648	13,296,616
Harley-Davidson	246,903	14,404,321

		38,693,179

Banks–10.40%
Bank of America	866,594	19,151,727
BB&T	351,791	16,541,213
Fifth Third Bancorp	693,195	18,695,469
Huntington Bancshares	1,235,681	16,335,703
JPMorgan Chase & Co.	199,249	17,193,196
KeyCorp	1,059,374	19,354,763
Regions Financial	1,470,970	21,123,129
SunTrust Banks	323,803	17,760,595

		146,155,795

Biotechnology–0.83%
Amgen	79,327	11,598,401

		11,598,401

Building Products–0.90%
Johnson Controls International	308,286	12,698,300

		12,698,300

Capital Markets–0.85%
Invesco	393,911	11,951,260

		11,951,260

Chemicals–2.68%
CF Industries Holdings	370,565	11,665,386
Dow Chemical	230,186	13,171,243
Mosaic	438,153	12,851,027

		37,687,656

Communications Equipment–0.91%
Cisco Systems	423,309	12,792,398

		12,792,398

Construction & Engineering–0.82%
Fluor	218,726	11,487,489

		11,487,489

Consumer Finance–1.93%
Ally Financial	651,330	12,388,297
Capital One Financial	169,442	14,782,120

		27,170,417

Containers & Packaging–2.21%
International Paper	290,481	15,412,922

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging (continued)
WestRock	307,558	$15,614,720

		31,027,642

Diversified Telecommunication Services–0.64%
CenturyLink	379,797	9,031,573

		9,031,573

Electric Utilities–2.45%
Duke Energy	148,406	11,519,274
Entergy	150,111	11,028,655
Exelon	335,160	11,894,828

		34,442,757

Electrical Equipment–1.77%
Eaton	189,407	12,707,316
Emerson Electric	217,574	12,129,751

		24,837,067

Electronic Equipment, Instruments & Components–1.01%
Corning	583,505	14,161,666

		14,161,666

Energy Equipment & Services–1.01%
National Oilwell Varco	379,304	14,201,142

		14,201,142

Equity Real Estate Investment Trusts–0.76%
Macerich	150,696	10,675,305

		10,675,305

Food & Staples Retailing–2.36%
CVS Health	116,699	9,208,718
Walgreens Boots Alliance	143,756	11,897,247
Wal-Mart Stores	174,091	12,033,170

		33,139,135

Food Products–4.09%
Archer-Daniels-Midland	324,913	14,832,278
Bunge	212,187	15,328,389
Ingredion	112,749	14,089,115
Mondelez International	299,554	13,279,229

		57,529,011

Health Care Equipment & Supplies–2.85%
Abbott Laboratories	290,431	11,155,455
Medtronic	160,003	11,397,014
St. Jude Medical	218,431	17,515,982

		40,068,451

Health Care Providers & Services–4.60%
Aetna	106,207	13,170,730
Anthem	84,557	12,156,760
Cardinal Health	145,247	10,453,427
Humana	64,871	13,235,630

LVIP SSGA Funds–18

LVIP SSGA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
Quest Diagnostics	169,777	$15,602,506

		64,619,053

Hotels, Restaurants & Leisure–0.89%
Carnival	241,505	12,572,750

		12,572,750

Household Durables–2.44%
DR Horton	402,532	11,001,200
Lennar	255,367	10,962,905
Whirlpool	67,562	12,280,745

		34,244,850

Household Products–0.85%
Procter & Gamble	142,760	12,003,261

		12,003,261

Independent Power & Renewable Electricity Producers–0.85%
AES	1,022,919	11,886,319

		11,886,319

Insurance–6.41%
American International Group	223,051	14,567,461
Everest Re Group	61,724	13,357,074
MetLife	279,401	15,056,920
Principal Financial Group	304,640	17,626,470
Prudential Financial	167,540	17,434,212
XL Group	323,283	12,045,525

		90,087,662

Internet Software & Services–0.93%
†Yahoo	338,854	13,103,484

		13,103,484

IT Services–0.69%
Xerox	1,113,424	9,720,191

		9,720,191

Machinery–6.07%
Caterpillar	156,917	14,552,483
Cummins	110,313	15,076,478
Deere & Co.	147,614	15,210,147
Dover	182,898	13,704,547
PACCAR	221,129	14,130,143
Pentair	226,863	12,720,208

		85,394,006

Media–1.91%
Time Warner	169,211	16,333,938
Viacom Class B	298,297	10,470,225

		26,804,163

Multiline Retail–2.35%
Kohl’s	260,014	12,839,491
Macy’s	272,243	9,749,022

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
Target	144,278	$10,421,200

		33,009,713

Multi-Utilities–2.52%
Ameren	240,285	12,605,351
Consolidated Edison	156,624	11,540,056
Public Service Enterprise Group	257,073	11,280,363

		35,425,770

Oil, Gas & Consumable Fuels–6.23%
Chevron	124,596	14,664,949
Devon Energy	447,898	20,455,502
Marathon Petroleum	321,400	16,182,490
Valero Energy	179,797	12,283,731
Williams	772,574	24,057,954

		87,644,626

Pharmaceuticals–1.80%
Johnson & Johnson	109,301	12,592,568
Pfizer	393,454	12,779,386

		25,371,954

Road & Rail–3.32%
CSX	452,792	16,268,817
Norfolk Southern	140,918	15,229,008
Union Pacific	146,028	15,140,183

		46,638,008

Semiconductors & Semiconductor Equipment–4.92%
Intel	370,577	13,440,828
Lam Research	150,244	15,885,298
†Micron Technology	1,129,310	24,754,475
QUALCOMM	232,415	15,153,458

		69,234,059

Software–1.94%
CA	385,157	12,236,438
Symantec	631,681	15,090,859

		27,327,297

Specialty Retail–1.81%
Best Buy	378,814	16,163,993
Gap	411,486	9,233,746

		25,397,739

Technology Hardware, Storage & Peripherals–4.46%
Hewlett Packard Enterprise	674,422	15,606,125
HP	979,062	14,529,280
NetApp	449,933	15,869,137
Western Digital	246,232	16,731,464

		62,736,006

LVIP SSGA Funds–19

LVIP SSGA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Thrifts & Mortgage Finance–0.85%
New York Community Bancorp	754,847	$12,009,616

		12,009,616

Total Common Stock (Cost $1,170,048,837)		1,391,531,345

MONEY MARKET FUND–0.62%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	8,666,830	8,666,830

Total Money Market Fund (Cost $8,666,830)		8,666,830

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENT–0.09%
≠U.S. Treasury Obligations–0.09%
U.S. Treasury Bill
¥ 0.413% 3/2/17	1,270,000	$1,269,028

Total Short-Term Investment (Cost $1,269,111)		1,269,028

TOTAL VALUE OF SECURITIES–99.69% (Cost $1,179,984,778)	1,401,467,203
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.31%	4,323,670

NET ASSETS APPLICABLE TO 101,996,373 SHARES OUTSTANDING–100.00%	$1,405,790,873

NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($1,081,971,338 / 78,482,507 Shares)	$13.786

NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($323,819,535 / 23,513,866 Shares)	$13.771

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,149,665,175
Accumulated net realized gain on investments	34,742,277
Net unrealized appreciation of investments and derivatives	221,383,421

TOTAL NET ASSETS	$1,405,790,873

†	Non-income producing for the period.

«	Includes $37,149 cash collateral held at broker for futures contracts, $436,065 due to manager and affiliates and $551,290 payable for fund shares redeemed as of December 31, 2016.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

LVIP SSGA Funds–20

LVIP SSGA Large Cap 100 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contract

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
139	E-mini S&P 500 Index - Equity Contract	$15,640,594	$15,541,590	3/19/17	$(99,004)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–21

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–98.76%
Aerospace & Defense–0.83%
National Presto Industries	13,409	$1,426,718
Triumph Group	35,544	941,916

		2,368,634

Air Freight & Logistics–0.51%
†Atlas Air Worldwide Holdings	28,008	1,460,617

		1,460,617

Auto Components–0.61%
Metaldyne Performance Group	76,245	1,749,823

		1,749,823

Banks–6.01%
CIT Group	34,070	1,454,108
Hancock Holding	47,929	2,065,740
Old National Bancorp	95,897	1,740,531
PacWest Bancorp	30,996	1,687,422
Popular	40,749	1,785,621
Prosperity Bancshares	24,993	1,793,998
Trustmark	49,992	1,782,215
Umpqua Holdings	71,402	1,340,930
Univest Corp. of Pennsylvania	59,800	1,847,820
WesBanco	39,705	1,709,697

		17,208,082

Biotechnology–3.18%
†AMAG Pharmaceuticals	53,190	1,851,012
†Concert Pharmaceuticals	87,981	905,324
†Emergent BioSolutions	33,789	1,109,631
†Enanta Pharmaceuticals	42,135	1,411,523
†NewLink Genetics	64,797	666,113
PDL BioPharma	375,070	795,148
†Vanda Pharmaceuticals	148,558	2,369,500

		9,108,251

Capital Markets–0.42%
GAIN Capital Holdings	182,606	1,201,547

		1,201,547

Chemicals–1.81%
FutureFuel	96,454	1,340,711
Innophos Holdings	39,441	2,061,187
Olin	69,787	1,787,245

		5,189,143

Commercial Services & Supplies–2.25%
†ARC Document Solutions	278,782	1,416,213
Essendant	37,028	773,885
McGrath RentCorp.	46,998	1,841,852
Quad/Graphics	89,983	2,418,743

		6,450,693

Communications Equipment–1.89%
Brocade Communications Systems	110,656	1,382,093

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
Comtech Telecommunications	51,532	$610,654
†Digi International	128,800	1,771,000
†NetScout Systems	51,977	1,637,275

		5,401,022

Construction & Engineering–1.11%
†Great Lakes Dredge & Dock	257,775	1,082,655
†Tutor Perini	74,938	2,098,264

		3,180,919

Consumer Finance–1.13%
Navient	95,279	1,565,434
†Santander Consumer USA Holdings	124,574	1,681,749

		3,247,183

Containers & Packaging–0.64%
Greif Class A	35,673	1,830,382

		1,830,382

Diversified Consumer Services–1.16%
†Apollo Education Group Class A	138,108	1,367,269
DeVry Education Group	62,482	1,949,438

		3,316,707

Diversified Telecommunication Services–0.53%
†Iridium Communications	158,928	1,525,709

		1,525,709

Electric Utilities–1.93%
ALLETE	19,763	1,268,587
OGE Energy	40,535	1,355,896
Otter Tail	39,933	1,629,266
Portland General Electric	29,000	1,256,570

		5,510,319

Electronic Equipment, Instruments & Components–8.38%
†Anixter International	22,325	1,809,441
†Arrow Electronics	18,177	1,296,020
Avnet	25,909	1,233,527
AVX	92,936	1,452,590
†Benchmark Electronics	51,291	1,564,375
CTS	74,513	1,669,091
†Insight Enterprises	40,424	1,634,747
Jabil Circuit	60,193	1,424,768
Methode Electronics	41,328	1,708,913
Park Electrochemical	76,819	1,432,674
PC Connection	48,490	1,362,084
†Plexus	29,774	1,608,987
†Sanmina	50,297	1,843,385
†ScanSource	28,937	1,167,608
†Tech Data	14,890	1,260,885
Vishay Intertechnology	93,746	1,518,685

		23,987,780

LVIP SSGA Funds–22

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services–2.51%
Archrock	165,187	$2,180,468
Atwood Oceanics	135,170	1,774,782
†Hornbeck Offshore Services	119,799	864,949
Noble	109,281	646,944
†PHI	61,125	1,101,473
Tidewater	178,934	610,165

		7,178,781

Equity Real Estate Investment Trusts–3.76%
Ashford Hospitality Trust	197,863	1,535,417
CorEnergy Infrastructure Trust	65,459	2,283,210
DiamondRock Hospitality	116,861	1,347,407
Independence Realty Trust	170,305	1,519,121
Paramount Group	73,093	1,168,757
Select Income REIT	51,456	1,296,691
Summit Hotel Properties	100,466	1,610,470

		10,761,073

Food & Staples Retailing–1.15%
Andersons	38,569	1,724,034
Ingles Markets Class A	32,537	1,565,030

		3,289,064

Food Products–0.84%
Cal-Maine Foods	22,777	1,006,174
†Seneca Foods Class A	34,557	1,384,008

		2,390,182

Health Care Equipment & Supplies–2.56%
Analogic	15,144	1,256,195
†AngioDynamics	98,000	1,653,260
†Exactech	62,306	1,700,954
†Integer Holdings	33,479	985,957
†Merit Medical Systems	64,907	1,720,035

		7,316,401

Health Care Providers & Services–4.39%
Aceto	52,252	1,147,976
†Almost Family	32,600	1,437,660
†Community Health Systems	67,173	375,497
Kindred Healthcare	97,658	766,615
†LHC Group	33,371	1,525,055
†LifePoint Health	17,415	989,172
†MEDNAX	17,761	1,183,948
National HealthCare	18,960	1,436,978
†PharMerica	55,692	1,400,654
†Quorum Health	—	2
†Select Medical Holdings	102,417	1,357,025
†Triple-S Management Class B	46,092	954,104

		12,574,686

Hotels, Restaurants & Leisure–1.54%
†Caesars Entertainment.	183,244	1,557,574
ILG	81,833	1,486,906

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Speedway Motorsports	62,500	$1,354,375

		4,398,855

Household Durables–4.64%
†Beazer Homes USA	138,111	1,836,876
CalAtlantic Group	35,830	1,218,578
†Century Communities	71,994	1,511,874
CSS Industries	41,853	1,132,961
†M/I Homes	63,588	1,601,146
MDC Holdings	50,335	1,291,583
NACCO Industries Class A	20,331	1,840,972
PulteGroup	63,622	1,169,372
†William Lyon Homes Class A	88,127	1,677,057

		13,280,419

Insurance–3.05%
American Equity Investment Life Holding.	72,230	1,628,064
American National Insurance	10,107	1,259,433
Assured Guaranty	45,630	1,723,445
Maiden Holdings	89,602	1,563,555
Old Republic International	63,588	1,208,172
Validus Holdings	24,659	1,356,492

		8,739,161

Internet Software & Services–1.77%
†Blucora	233,465	3,443,609
†InterActiveCorp.	24,888	1,612,494

		5,056,103

IT Services–0.54%
ManTech International Class A	36,623	1,547,322

		1,547,322

Life Sciences Tools & Services–0.93%
†Bio-Rad Laboratories Class A	8,488	1,547,193
†VWR	43,948	1,100,018

		2,647,211

Machinery–6.38%
American Railcar Industries	27,633	1,251,499
†Chart Industries	54,463	1,961,757
Douglas Dynamics	50,850	1,711,103
Federal Signal	89,130	1,391,319
FreightCar America	74,607	1,113,882
Greenbrier	40,843	1,697,027
LB Foster Class A	67,829	922,474
Miller Industries	59,744	1,580,229
NN	88,657	1,688,916
Oshkosh	28,295	1,828,140
†SPX FLOW	43,925	1,408,236
Trinity Industries	61,506	1,707,407

		18,261,989

LVIP SSGA Funds–23

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media–1.03%
Gannett	74,073	$719,249
New Media Investment Group	70,485	1,127,055
Tribune Media Class A	31,531	1,102,954

		2,949,258

Metals & Mining–0.98%
Commercial Metals	68,101	1,483,240
Reliance Steel & Aluminum	16,645	1,323,943

		2,807,183

Mortgage Real Estate Investment Trusts–9.14%
AG Mortgage Investment Trust	89,233	1,526,777
Altisource Residential	100,104	1,105,148
Apollo Commercial Real Estate Finance	69,256	1,151,035
Ares Commercial Real Estate	106,276	1,459,169
Capstead Mortgage	115,381	1,175,732
Chimera Investment	82,672	1,407,077
Colony Capital	69,337	1,404,074
CYS Investments	143,551	1,109,649
Invesco Mortgage Capital	96,131	1,403,513
Ladder Capital Class A	97,450	1,337,014
MFA Financial	171,386	1,307,675
New Residential Investment	99,024	1,556,657
New York Mortgage Trust	253,183	1,671,008
Orchid Island Capital	110,442	1,196,087
PennyMac Mortgage Investment Trust	85,211	1,394,904
Redwood Trust	92,573	1,408,035
Resource Capital	99,777	831,142
Starwood Property Trust	60,346	1,324,595
Two Harbors Investment	143,846	1,254,337
Western Asset Mortgage Capital	113,045	1,138,363

		26,161,991

Multi-Utilities–0.61%
MDU Resources Group	60,193	1,731,753

		1,731,753

Oil, Gas & Consumable Fuels–2.67%
†Gener8 Maritime	171,315	767,491
†Oasis Petroleum	159,570	2,415,890
†Pacific Ethanol	247,206	2,348,457
SM Energy	61,315	2,114,141

		7,645,979

Paper & Forest Products–1.68%
Domtar	30,526	1,191,430
KapStone Paper and Packaging	86,305	1,903,025
Schweitzer-Mauduit International	37,469	1,705,964

		4,800,419

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Personal Products–0.52%
Nu Skin Enterprises Class A	30,980	$1,480,224

		1,480,224

Pharmaceuticals–2.09%
†ANI Pharmaceuticals	34,984	2,120,730
†Depomed	85,581	1,542,170
†Lannett	62,283	1,373,340
†Mallinckrodt	18,973	945,235

		5,981,475

Road & Rail–1.53%
ArcBest	49,821	1,377,551
Celadon Group	104,128	744,515
†Roadrunner Transportation Systems	90,492	940,212
Ryder System	17,637	1,312,898

		4,375,176

Semiconductors & Semiconductor Equipment–3.10%
†Amkor Technology	202,359	2,134,887
†First Solar	16,616	533,207
Marvell Technology Group	111,279	1,543,440
MKS Instruments	31,507	1,871,516
†Photronics	113,949	1,287,624
†Xcerra	196,135	1,498,471

		8,869,145

Software–0.74%
Mentor Graphics	57,411	2,117,892

		2,117,892

Specialty Retail–4.29%
Big 5 Sporting Goods	104,781	1,817,950
GameStop Class A	37,624	950,382
Group 1 Automotive	19,521	1,521,467
Guess	61,125	739,613
Penske Automotive Group	29,669	1,538,041
Pier 1 Imports	176,436	1,506,763
Rent-A-Center	74,607	839,329
Stage Stores	147,266	643,552
Staples	105,952	958,866
Tailored Brands	68,353	1,746,419

		12,262,382

Textiles, Apparel & Luxury Goods–0.47%
†Iconix Brand Group	143,324	1,338,646

		1,338,646

Tobacco–0.46%
Universal	20,443	1,303,241

		1,303,241

Trading Companies & Distributors–2.10%
Aircastle	53,190	1,109,012
GATX	24,220	1,491,468

LVIP SSGA Funds–24

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†Rush Enterprises Class A	64,665	$2,062,814
Triton International	85,315	1,347,977

		6,011,271

Wireless Telecommunication Services–0.90%
Spok Holdings	68,068	1,412,411
†United States Cellular	26,904	1,176,243

		2,588,654

Total Common Stock (Cost $240,901,399)		282,602,747

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.85%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	2,433,168	$2,433,168

Total Money Market Fund (Cost $2,433,168)		2,433,168

	Principal Amount°

SHORT-TERM INVESTMENT–0.10%
≠U.S. Treasury Obligations–0.10%
U.S. Treasury Bill
¥ 0.61% 6/8/17	280,000	279,254

Total Short-Term Investment (Cost $279,250)		279,254

TOTAL VALUE OF SECURITIES–99.71% (Cost $243,613,817)	285,315,169
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.29%	824,316

NET ASSETS APPLICABLE TO 20,212,593 SHARES OUTSTANDING–100.00%	$286,139,485

NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($146,614,438 / 10,352,134 Shares)	$14.163

NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($139,525,047 / 9,860,459 Shares)	$14.150

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$248,346,557
Undistributed net investment income	219,822
Accumulated net realized loss on investments	(4,070,982)
Net unrealized appreciation of investments and derivatives	41,644,088

TOTAL NET ASSETS	$286,139,485

†	Non-income producing for the period.

«	Includes $40,344 cash collateral held at broker for futures contracts, $109,276 due to manager and affiliates and $165,367 payable for fund shares redeemed as of December 31, 2016.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

				Unrealized
	Notional	Notional	Expiration	Appreciation
Contracts to Buy (Sell)	Cost (Proceeds)	Value	Date	(Depreciation)
40 E-mini Russell 2000 Index - Equity Contract	$2,749,886	$2,713,800	3/20/17	$(36,086)
8 E-mini S&P MidCap 400 Index - Equity Contract	1,348,458	1,327,280	3/19/17	(21,178)

				$(57,264)

LVIP SSGA Funds–25

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Notes 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

REIT–Real Estate Investment Trust

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–26

LVIP SSGA Funds

Statements of Operations

Year Ended December 31, 2016

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends	$38,428,568	$19,326,542	$34,466,613	$6,967,309
Interest	—	11,940	5,693	2,891
Foreign tax withheld	(2,699,540)	(2,141,094)	—	(1,167)

	35,729,028	17,197,388	34,472,306	6,969,033

EXPENSES:
Management fees	2,836,419	1,791,026	3,661,180	820,526
Distribution expenses-Service Class	352,243	434,273	752,585	298,548
Accounting and administration expenses	212,968	129,223	291,148	59,104
Custodian fees	112,267	247,618	16,686	6,653
Professional fees	77,990	59,222	52,515	32,596
Trustees’ fees and expenses	22,660	13,790	30,055	6,153
Pricing fees	21,988	16,469	478	665
Reports and statements to shareholders	18,781	55,328	26,441	51,820
Consulting fees	2,213	2,008	2,332	1,862
Other	16,779	8,344	24,708	4,962

	3,674,308	2,757,301	4,858,128	1,282,889
Less management fees waived	(60,110)	(48,403)	(80,773)	(24,420)

Total operating expenses	3,614,198	2,708,898	4,777,355	1,258,469

NET INVESTMENT INCOME	32,114,830	14,488,490	29,694,951	5,710,564

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(58,573,934)	(91,857,092)	41,634,811	(3,460,672)
Foreign currencies	(1,083,499)	258,797	—	—
Foreign currency exchange contracts	890,413	(248,916)	—	—
Futures contracts	435,428	2,746,339	2,149,316	887,374

Net realized gain (loss)	(58,331,592)	(89,100,872)	43,784,127	(2,573,298)

Net change in unrealized appreciation (depreciation) of:
Investments	109,589,528	143,279,685	177,939,340	63,618,843
Foreign currencies	(63,036)	36,530	—	—
Futures contracts	(124,667)	(177,870)	(240,013)	(180,655)

Net change in unrealized appreciation (depreciation)	109,401,825	143,138,345	177,699,327	63,438,188

NET REALIZED AND UNREALIZED GAIN	51,070,233	54,037,473	221,483,454	60,864,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,185,063	$68,525,963	$251,178,405	$66,575,454

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–27

LVIP SSGA Funds

Statements of Changes in Net Assets

	LVIP		LVIP		LVIP		LVIP
	SSGA Developed		SSGA Emerging		SSGA Large Cap		SSGA Small-Mid
	International 150 Fund		Markets 100 Fund		100 Fund		Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$32,114,830	$26,041,790	$14,488,490	$26,824,166	$29,694,951	$26,954,532	$5,710,564	$5,096,418
Net realized gain (loss)	(58,331,592)	31,039,019	(89,100,872)	(13,376,346)	43,784,127	161,795,410	(2,573,298)	17,990,793
Net change in unrealized appreciation (depreciation)	109,401,825	(88,831,894)	143,138,345	(135,320,003)	177,699,327	(238,655,797)	63,438,188	(38,097,240)

Net increase (decrease) in net assets resulting from operations	83,185,063	(31,751,085)	68,525,963	(121,872,183)	251,178,405	(49,905,855)	66,575,454	(15,010,029)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(27,788,469)	(21,832,768)	(10,213,287)	(20,899,946)	(26,070,279)	(19,032,160)	(2,981,060)	(2,842,781)
Service Class	(4,995,904)	(4,182,232)	(4,432,528)	(7,712,612)	(6,606,292)	(7,695,764)	(2,444,947)	(2,700,546)
Net realized gain:
Standard Class	(16,792,024)	(60,041,271)	—	—	(95,171,256)	(93,336,666)	(6,293,554)	(13,319,809)
Service Class	(3,248,469)	(12,735,819)	—	—	(30,337,969)	(39,116,210)	(6,307,216)	(15,492,877)

	(52,824,866)	(98,792,090)	(14,645,815)	(28,612,558)	(158,185,796)	(159,180,800)	(18,026,777)	(34,356,013)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	159,849,346	143,294,286	221,007,886	142,573,066	430,857,523	110,738,217	36,276,848	31,941,810
Service Class	15,840,439	30,818,723	25,806,795	40,386,615	35,766,150	41,077,352	24,519,616	28,777,274
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	44,580,493	81,874,040	10,213,287	20,899,946	121,241,535	112,368,826	9,274,614	16,162,590
Service Class	8,244,373	16,918,051	4,432,528	7,712,612	36,944,261	46,811,975	8,752,163	18,193,423

	228,514,651	272,905,100	261,460,496	211,572,239	624,809,469	310,996,370	78,823,241	95,075,097

Cost of shares redeemed:
Standard Class	(167,119,927)	(184,021,653)	(222,765,798)	(123,504,068)	(215,239,925)	(433,144,799)	(31,599,087)	(35,297,669)
Service Class	(28,385,266)	(32,967,647)	(39,981,092)	(27,304,156)	(70,789,081)	(65,917,583)	(30,522,500)	(22,775,425)

	(195,505,193)	(216,989,300)	(262,746,890)	(150,808,224)	(286,029,006)	(499,062,382)	(62,121,587)	(58,073,094)

Increase (decrease) in net assets derived from capital share transactions	33,009,458	55,915,800	(1,286,394)	60,764,015	338,780,463	(188,066,012)	16,701,654	37,002,003

NET INCREASE (DECREASE) IN NET ASSETS	63,369,655	(74,627,375)	52,593,754	(89,720,726)	431,773,072	(397,152,667)	65,250,331	(12,364,039)
NET ASSETS:
Beginning of year	825,612,777	900,240,152	587,400,713	677,121,439	974,017,801	1,371,170,468	220,889,154	233,253,193

End of year	$888,982,432	$825,612,777	$639,994,467	$587,400,713	$1,405,790,873	$974,017,801	$286,139,485	$220,889,154

Undistributed (Distributions in excess of) net investment income	$545,023	$197,738	$594,706	$742,150	$—	$—	$219,822	$(85,888)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–28

LVIP SSGA Developed International 150 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Developed International 150 Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$7.663	$9.077	$9.491	$8.097	$7.314

Income (loss) from investment operations:
Net investment income[1]	0.289	0.278	0.302	0.294	0.275
Net realized and unrealized gain (loss)	0.453	(0.676)	(0.209)	1.344	0.714

Total from investment operations	0.742	(0.398)	0.093	1.638	0.989

Less dividends and distributions from:
Net investment income	(0.300)	(0.259)	(0.318)	(0.244)	(0.206)
Net realized gain	(0.180)	(0.757)	(0.189)	—	—

Total dividends and distributions	(0.480)	(1.016)	(0.507)	(0.244)	(0.206)

Net asset value, end of period	$7.925	$7.663	$9.077	$9.491	$8.097

Total return[2]	9.73%	(4.30% )	0.91%	20.31%	13.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$745,352	$682,486	$748,475	$643,792	$418,262
Ratio of expenses to average net assets	0.38%	0.39%	0.38%	0.41%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.39%	0.51%	0.83%	0.85%
Ratio of net investment income to average net assets	3.77%	3.03%	3.04%	3.37%	3.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.76%	3.03%	2.91%	2.95%	3.25%
Portfolio turnover	63%	57%	53%	58%	53%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–29

LVIP SSGA Developed International 150 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Developed International 150 Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$7.668	$9.080	$9.494	$8.101	$7.319

Income (loss) from investment operations:
Net investment income[1]	0.270	0.255	0.277	0.271	0.255
Net realized and unrealized gain (loss)	0.451	(0.674)	(0.209)	1.344	0.714

Total from investment operations	0.721	(0.419)	0.068	1.615	0.969

Less dividends and distributions from:
Net investment income	(0.281)	(0.236)	(0.293)	(0.222)	(0.187)
Net realized gain	(0.180)	(0.757)	(0.189)	—	—

Total dividends and distributions	(0.461)	(0.993)	(0.482)	(0.222)	(0.187)

Net asset value, end of period	$7.928	$7.668	$9.080	$9.494	$8.101

Total return[2]	9.46%	(4.53% )	0.65%	20.01%	13.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,630	$143,127	$151,765	$154,865	$146,696
Ratio of expenses to average net assets	0.63%	0.64%	0.63%	0.66%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.64%	0.76%	1.08%	1.10%
Ratio of net investment income to average net assets	3.52%	2.78%	2.79%	3.12%	3.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.51%	2.78%	2.66%	2.70%	3.00%
Portfolio turnover	63%	57%	53%	58%	53%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–30

LVIP SSGA Emerging Markets 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Emerging Markets 100 Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$7.325	$9.288	$9.917	$10.447	$10.564

Income (loss) from investment operations:
Net investment income[1]	0.223	0.357	0.322	0.253	0.327
Net realized and unrealized gain (loss)	0.914	(1.940)	(0.658)	(0.553)	0.899

Total from investment operations	1.137	(1.583)	(0.336)	(0.300)	1.226

Less dividends and distributions from:
Net investment income	(0.230)	(0.380)	(0.293)	(0.230)	(0.273)
Net realized gain	—	—	—	—	(1.070)

Total dividends and distributions	(0.230)	(0.380)	(0.293)	(0.230)	(1.343)

Net asset value, end of period	$8.232	$7.325	$9.288	$9.917	$10.447

Total return[2]	15.44%	(17.04% )	(3.37% )	(2.83% )	12.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$462,296	$421,228	$492,713	$478,730	$280,612
Ratio of expenses to average net assets	0.44%	0.46%	0.44%	0.49%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.45%	0.46%	0.69%	1.24%	1.25%
Ratio of net investment income to average net assets	2.86%	3.99%	3.28%	2.58%	3.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.85%	3.99%	3.03%	1.83%	2.31%
Portfolio turnover	73%	51%	84%	39%	61%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–31

LVIP SSGA Emerging Markets 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Emerging Markets 100 Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$7.329	$9.289	$9.917	$10.448	$10.564

Income (loss) from investment operations:
Net investment income[1]	0.204	0.334	0.297	0.229	0.303
Net realized and unrealized gain (loss)	0.913	(1.936)	(0.657)	(0.554)	0.897

Total from investment operations	1.117	(1.602)	(0.360)	(0.325)	1.200

Less dividends and distributions from:
Net investment income	(0.211)	(0.358)	(0.268)	(0.206)	(0.246)
Net realized gain	—	—	—	—	(1.070)

Total dividends and distributions	(0.211)	(0.358)	(0.268)	(0.206)	(1.316)

Net asset value, end of period	$8.235	$7.329	$9.289	$9.917	$10.448

Total return[2]	15.16%	(17.25% )	(3.61%)	(3.08%)	12.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$177,698	$166,173	$184,408	$191,838	$189,969
Ratio of expenses to average net assets	0.69%	0.71%	0.69%	0.74%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.71%	0.94%	1.49%	1.50%
Ratio of net investment income to average net assets	2.61%	3.74%	3.03%	2.33%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.60%	3.74%	2.78%	1.58%	2.06%
Portfolio turnover	73%	51%	84%	39%	61%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–32

LVIP SSGA Large Cap 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Large Cap 100 Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$12.878	$15.954	$14.468	$11.492	$10.408

Income (loss) from investment operations:
Net investment income[1]	0.342	0.359	0.365	0.332	0.313
Net realized and unrealized gain (loss)	2.302	(1.141)	2.044	3.736	0.954

Total from investment operations	2.644	(0.782)	2.409	4.068	1.267

Less dividends and distributions from:
Net investment income	(0.316)	(0.391)	(0.393)	(0.310)	(0.183)
Net realized gain	(1.420)	(1.903)	(0.530)	(0.782)	—

Total dividends and distributions	(1.736)	(2.294)	(0.923)	(1.092)	(0.183)

Net asset value, end of period	$13.786	$12.878	$15.954	$14.468	$11.492

Total return[2]	21.53%	(4.67% )	16.73%	35.85%	12.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,081,971	$674,162	$1,031,276	$813,764	$428,018
Ratio of expenses to average net assets	0.34%	0.34%	0.34%	0.36%	0.38%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.35%	0.34%	0.41%	0.57%	0.58%
Ratio of net investment income to average net assets	2.56%	2.32%	2.37%	2.43%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.55%	2.32%	2.30%	2.22%	2.60%
Portfolio turnover	57%	61%	44%	44%	43%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–33

LVIP SSGA Large Cap 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Large Cap 100 Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$12.870	$15.944	$14.463	$11.492	$10.408

Income (loss) from investment operations:
Net investment income[1]	0.306	0.318	0.325	0.294	0.284
Net realized and unrealized gain (loss)	2.298	(1.137)	2.041	3.735	0.956

Total from investment operations	2.604	(0.819)	2.366	4.029	1.240

Less dividends and distributions from:
Net investment income	(0.283)	(0.352)	(0.355)	(0.276)	(0.156)
Net realized gain	(1.420)	(1.903)	(0.530)	(0.782)	—

Total dividends and distributions	(1.703)	(2.255)	(0.885)	(1.058)	(0.156)

Net asset value, end of period	$13.771	$12.870	$15.944	$14.463	$11.492

Total return[2]	21.22%	(4.91% )	16.44%	35.50%	11.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$323,820	$299,856	$339,894	$329,982	$290,205
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.61%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.60%	0.59%	0.66%	0.82%	0.83%
Ratio of net investment income to average net assets	2.31%	2.07%	2.12%	2.18%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.30%	2.07%	2.05%	1.97%	2.35%
Portfolio turnover	57%	61%	44%	44%	43%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–34

LVIP SSGA Small-Mid Cap 200 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.701	$14.908	$15.394	$12.629	$12.366

Income (loss) from investment operations:
Net investment income[1]	0.315	0.344	0.432	0.412	0.500
Net realized and unrealized gain (loss)	3.107	(1.347)	0.204	3.884	1.166

Total from investment operations	3.422	(1.003)	0.636	4.296	1.666

Less dividends and distributions from:
Net investment income	(0.281)	(0.330)	(0.516)	(0.398)	(0.319)
Net realized gain	(0.679)	(1.874)	(0.606)	(1.133)	(1.084)

Total dividends and distributions	(0.960)	(2.204)	(1.122)	(1.531)	(1.403)

Net asset value, end of period	$14.163	$11.701	$14.908	$15.394	$12.629

Total return[2]	30.09%	(6.84% )	4.30%	34.49%	13.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$146,614	$107,473	$117,200	$100,958	$64,409
Ratio of expenses to average net assets	0.40%	0.41%	0.41%	0.42%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.41%	0.52%	0.76%	0.77%
Ratio of net investment income to average net assets	2.50%	2.39%	2.83%	2.80%	3.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.49%	2.39%	2.72%	2.46%	3.60%
Portfolio turnover	74%	70%	56%	55%	64%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–35

LVIP SSGA Small-Mid Cap 200 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Small-Mid Cap 200 Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.696	$14.901	$15.388	$12.628	$12.366

Income (loss) from investment operations:
Net investment income[1]	0.283	0.306	0.393	0.373	0.469
Net realized and unrealized gain (loss)	3.099	(1.343)	0.203	3.881	1.164

Total from investment operations	3.382	(1.037)	0.596	4.254	1.633

Less dividends and distributions from:
Net investment income	(0.249)	(0.294)	(0.477)	(0.361)	(0.287)
Net realized gain	(0.679)	(1.874)	(0.606)	(1.133)	(1.084)

Total dividends and distributions	(0.928)	(2.168)	(1.083)	(1.494)	(1.371)

Net asset value, end of period	$14.150	$11.696	$14.901	$15.388	$12.628

Total return[2]	29.76%	(7.08% )	4.04%	34.16%	13.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$139,525	$113,416	$116,053	$115,941	$97,729
Ratio of expenses to average net assets	0.65%	0.66%	0.66%	0.67%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.77%	1.01%	1.02%
Ratio of net investment income to average net assets	2.25%	2.14%	2.58%	2.55%	3.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.24%	2.14%	2.47%	2.21%	3.35%
Portfolio turnover	74%	70%	56%	55%	64%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–36

LVIP SSGA Funds

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund, and LVIP SSGA Small-Mid Cap 200 Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are a diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The investment objective of each Fund is to seek to maximize long-term capital appreciation.

1. Significant Accounting Policies

Each Fund is an investment company inconformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds’ federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate that portion of realized gains and losses on foreign equity securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP SSGA Funds–37

LVIP SSGA Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholding not eligible for rebates. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Withholding taxes on foreign dividends are recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Funds may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. For the year ended December 31, 2016, the brokerage commissions for LVIP SSGA Small-Mid Cap 200 Fund was $4. For the year ended December 31, 2016, there were no brokerage commissions for LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund and LVIP SSGA Large Cap 100 Fund.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Funds’ investment sub-adviser, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%

Effective April 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. This agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The waiver amount of each Fund’s average daily net assets are as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $50 million	0.070%	0.065%	0.080%	0.065%
On the next $50 million	0.010%	0.025%	0.015%	—
On the next $400 million	0.010%	0.005%	0.015%	—

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of each Fund’s investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Adviser an annual fee based on each Fund’s average daily net assets.

LVIP SSGA Funds–38

LVIP SSGA Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Administrative	$44,609	$27,110	$59,836	$12,229
Legal	11,001	6,711	14,556	3,005

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2016, these fees were as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Printing and mailing	$5,670	$46,040	$12,682	$42,402

The Funds currently offer two classes of shares: the Standard Class and the Service Class shares. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Funds had liabilities payable to affiliates as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$240,107	$172,257	$366,319	$79,422
Distribution fees payable to LFD	30,771	37,520	69,746	29,854

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Purchases	$536,414,900	$384,829,911	$889,227,147	$184,667,958
Sales	531,160,433	384,226,875	674,063,142	176,805,342

LVIP SSGA Funds–39

LVIP SSGA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Funds were as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Cost of investments	$875,956,421	$657,990,701	$1,184,513,766	$245,915,262

Aggregate unrealized appreciation	$125,751,918	$56,812,722	$247,443,411	$57,304,431
Aggregate unrealized depreciation	(116,455,697)	(75,959,592)	(30,489,974)	(17,904,524)

Net unrealized appreciation (depreciation)	$9,296,221	$(19,146,870)	$216,953,437	$39,399,907

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of the restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2016:

LVIP SSGA Developed International 150 Fund

Level 1
Common Stock	$859,246,728
Money Market Fund	20,268,081
Preferred Stock	5,563,618
Right	174,215

Total	$885,252,642

Futures Contracts	$(18,786)

There were no Level 3 investments at the end of the year.

LVIP SSGA Funds–40

LVIP SSGA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

LVIP SSGA Emerging Markets 100 Fund

	Level 1	Level 2	Total
Common Stock
Brazil	$16,823,227	$—	$16,823,227
Czech Republic	5,828,617	—	5,828,617
Greece	7,494,134	—	7,494,134
Hong Kong	253,940,330	—	253,940,330
Hungary	6,566,400	—	6,566,400
India	7,699,536	—	7,699,536
Indonesia	14,600,298	—	14,600,298
Malaysia	5,024,330	—	5,024,330
Philippines	3,771,066	—	3,771,066
Poland	10,698,219	—	10,698,219
Qatar	6,860,415	—	6,860,415
Republic of Korea	80,664,999	—	80,664,999
Russia	21,037,096	—	21,037,096
South Africa	29,185,473	—	29,185,473
Taiwan	111,747,318	—	111,747,318
Thailand	—	7,289,740	7,289,740
Turkey	15,409,431	—	15,409,431
United Arab Emirates	6,236,391	—	6,236,391
Money Market Fund	7,016,228	—	7,016,228
Preferred Stock	20,950,583	—	20,950,583

Total	$631,554,091	$7,289,740	$638,843,831

Futures Contracts	$(148,314)	$—	$(148,314)

There were no Level 3 investments at the beginning or end of the year.

LVIP SSGA Funds–41

LVIP SSGA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

LVIP SSGA Large Cap 100 Fund

	Level 1	Level 2	Total
Common Stock
Auto Components	$26,952,174	$—	$26,952,174
Automobiles	38,693,179	—	38,693,179
Banks	146,155,795	—	146,155,795
Biotechnology	11,598,401	—	11,598,401
Building Products	12,698,300	—	12,698,300
Capital Markets	11,951,260	—	11,951,260
Chemicals	37,687,656	—	37,687,656
Communications Equipment	12,792,398	—	12,792,398
Construction & Engineering	11,487,489	—	11,487,489
Consumer Finance	27,170,417	—	27,170,417
Containers & Packaging	31,027,642	—	31,027,642
Diversified Telecommunication Services	9,031,573	—	9,031,573
Electric Utilities	34,442,757	—	34,442,757
Electrical Equipment	24,837,067	—	24,837,067
Electronic Equipment, Instruments & Components	14,161,666	—	14,161,666
Energy Equipment & Services	14,201,142	—	14,201,142
Equity Real Estate Investment Trusts	10,675,305	—	10,675,305
Food & Staples Retailing	33,139,135	—	33,139,135
Food Products	57,529,011	—	57,529,011
Health Care Equipment & Supplies	40,068,451	—	40,068,451
Health Care Providers & Services	64,619,053	—	64,619,053
Hotels, Restaurants & Leisure	12,572,750	—	12,572,750
Household Durables	34,244,850	—	34,244,850
Household Products	12,003,261	—	12,003,261
Independent Power & Renewable Electricity Producers	11,886,319	—	11,886,319
Insurance	90,087,662	—	90,087,662
Internet Software & Services	13,103,484	—	13,103,484
IT Services	9,720,191	—	9,720,191
Machinery	85,394,006	—	85,394,006
Media	26,804,163	—	26,804,163
Multiline Retail	33,009,713	—	33,009,713
Multi-Utilities	35,425,770	—	35,425,770
Oil, Gas & Consumable Fuels	87,644,626	—	87,644,626
Pharmaceuticals	25,371,954	—	25,371,954
Road & Rail	46,638,008	—	46,638,008
Semiconductors & Semiconductor Equipment	69,234,059	—	69,234,059
Software	15,090,859	12,236,438	27,327,297
Specialty Retail	25,397,739	—	25,397,739
Technology Hardware, Storage & Peripherals	62,736,006	—	62,736,006
Thrifts & Mortgage Finance	12,009,616	—	12,009,616
Money Market Fund	8,666,830	—	8,666,830
Short-Term Investments	—	1,269,028	1,269,028

Total	$1,387,961,737	$13,505,466	$1,401,467,203

Futures Contracts	$(99,004)	$—	$(99,004)

There were no Level 3 investments at the beginning or end of the year.

LVIP SSGA Funds–42

LVIP SSGA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

LVIP SSGA Small-Mid Cap 200 Fund

	Level 1	Level 2	Total
Common Stock	$282,602,747	$—	$282,602,747
Money Market Fund	2,433,168	—	2,433,168
Short-Term Investments	—	279,254	279,254

Total	$285,035,915	$279,254	$285,315,169

Futures Contracts	$(57,264)	$—	$(57,264)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the LVIP SSGA Emerging Markets 100 Fund and the LVIP SSGA Developed International 150 Fund use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016 for the LVIP SSGA Emerging Markets 100 Fund and the LVIP SSGA Developed International 150 Fund. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Year Ended December 31, 2016:
Ordinary income	$36,123,877	$14,645,815	$30,563,960	$6,262,645
Long-term capital gains	16,700,989	—	127,621,836	11,764,132

Total	$52,824,866	$14,645,815	$158,185,796	$18,026,777

Year Ended December 31, 2015:
Ordinary income	$39,765,798	$28,612,558	$65,016,168	$11,591,095
Long-term capital gains	59,026,292	—	94,164,632	22,764,918

Total	$98,792,090	$28,612,558	$159,180,800	$34,356,013

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Shares of beneficial interest	$932,540,731	$789,358,346	$1,149,665,175	$248,346,557
Undistributed ordinary income	3,096,984	889,313	—	302,664
Undistributed long-term capital gains	—	—	39,172,261	—
Capital loss carryforward	(55,731,745)	(131,106,698)	—	(1,909,643)
Net unrealized appreciation (depreciation)	9,076,462	(19,146,494)	216,953,437	39,399,907

Net assets	$888,982,432	$639,994,467	$1,405,790,873	$286,139,485

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies (PFIC) and mark-to-market on futures contracts.

LVIP SSGA Funds–43

LVIP SSGA Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of PFIC, redesignation of dividends and distributions, return of capital on investments, tax character of distributions from REITs, and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2016, the Funds recorded the following reclassifications:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid 200 Fund
Undistributed net investment income	$1,016,828	$9,881	$2,981,620	$21,153
Accumulated net realized gain (loss)	(1,016,828)	(9,881)	(2,981,620)	(21,153)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the LVIP SSGA Developed International 150 Fund, the LVIP SSGA Emerging Markets 100 Fund and the LVIP SSGA Small-Mid Cap 200 Fund had the following capital loss carryforwards for federal income tax purposes:

	Post-Enactment Losses (No Expiration)
	LVIP SSGA	LVIP SSGA	LVIP SSGA
	Developed	Emerging
	International	Markets	Small-Mid
	150 Fund	100 Fund	200 Fund
Short-Term	$32,168,597	$50,234,532	$1,909,643
Long-Term	23,563,148	80,872,166	—

Total	$55,731,745	$131,106,698	$1,909,643

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSGA		LVIP SSGA		LVIP SSGA		LVIP SSGA
	Developed International		Emerging Markets		Large Cap		Small-Mid Cap
	150 Fund		100 Fund		100 Fund		200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
Shares sold:
Standard Class	21,097,899	15,578,895	26,645,568	16,218,961	32,651,162	7,169,534	2,852,846	2,348,715
Service Class	2,104,094	3,360,659	3,383,047	4,710,554	2,718,076	2,665,789	1,933,535	2,000,036
Shares issued upon reinvestment of dividends and distributions:
Standard Class	5,601,951	10,455,337	1,204,034	2,839,560	9,241,851	8,504,573	709,575	1,323,913
Service Class.	1,036,873	2,160,437	522,463	1,047,156	2,831,531	3,550,693	674,706	1,489,807

	29,840,817	31,555,328	31,755,112	24,816,231	47,442,620	21,890,589	6,170,662	7,162,471

Shares redeemed:
Standard Class	(21,709,297)	(19,432,662)	(29,198,729)	(14,602,135)	(15,760,472)	(27,963,615)	(2,395,475)	(2,348,863)
Service Class	(3,689,835)	(3,569,601)	(4,999,172)	(2,937,522)	(5,334,120)	(4,235,431)	(2,444,940)	(1,581,189)

	(25,399,132)	(23,002,263)	(34,197,901)	(17,539,657)	(21,094,592)	(32,199,046)	(4,840,415)	(3,930,052)

Net increase (decrease).	4,441,685	8,553,065	(2,442,789)	7,276,574	26,348,028	(10,308,457)	1,330,247	3,232,419

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–Each Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. Each Fund

LVIP SSGA Funds–44

LVIP SSGA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds’ could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, each Fund used foreign currency contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds’ investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, each Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, each Fund used futures contracts as a cash management tool.

Fair values of derivative instruments as of December 31, 2016 were as follows:

LVIP SSGA Developed International 150 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(18,786)

LVIP SSGA Emerging Markets 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(148,314)

LVIP SSGA Large Cap 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(99,004)

LVIP SSGA Funds–45

LVIP SSGA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP SSGA Small-Mid Cap 200 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(57,264)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016 was as follows:

LVIP SSGA Developed International 150 Fund

Change in Unrealized
Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain or Loss on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 890,413	$ —
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	435,428	(124,667)
Total		$1,325,841	$(124,667)
LVIP SSGA Emerging Markets 100 Fund
Change in Unrealized
Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain or Loss on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (248,916)	$ —
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,746,339	(177,870)
Total		$2,497,423	$(177,870)
LVIP SSGA Large Cap 100 Fund
Change in Unrealized
Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain or Loss on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,149,316	$(240,013)

LVIP SSGA Funds–46

LVIP SSGA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP SSGA Small-Mid Cap 200 Fund

Change in Unrealized
Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain or Loss on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$887,374	$(180,655)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2016.

	Long Derivative Volume		Short Derivative Volume
	Foreign Currency	Futures	Foreign Currency	Futures
	Exchange Contracts	Contracts	Exchange Contracts	Contracts
	(Average Cost)	(Average Notional Value)	(Average Cost)	(Average Notional Value)
LVIP SSGA Developed International 150 Fund	$1,126,397	$20,712,591	$1,335,271	$—
LVIP SSGA Emerging Markets 100 Fund	1,061,364	9,771,336	778,570	—
LVIP SSGA Large Cap 100 Fund	—	18,409,061	—	—
LVIP SSGA Small-Mid Cap 200 Fund	—	4,357,094	—	—

At December 31, 2016, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund pledged collateral for futures contracts as follows:

	LVIP SSGA	LVIP SSGA
	Large Cap	Small-Mid Cap
	100 Fund	200 Fund
U.S. Treasury Obligations, at value	$1,260,028	$279,254

In order to better define its contractual rights and to secure rights to help the Funds mitigate its counterparty risk, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2016, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund had no open derivatives that are subject to offsetting provisions.

8. Market Risk

Some countries in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

LVIP SSGA Funds–47

LVIP SSGA Funds

Notes to Financial Statements (continued)

8. Market Risk (continued)

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time.

The LVIP SSGA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Funds invest in REITs and are subject to the risks associated with that industry. If the Funds acquires a direct interest in real estate directly as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Funds had no direct real estate holdings during the year ended December 31, 2016. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities held by the Funds.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for each Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSGA Funds–48

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA Funds

We have audited the accompanying statements of net assets of the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund (four of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund (four of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA Funds–49

LVIP SSGA Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, each Fund reports distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP SSGA Developed International 150 Fund	31.62%	68.38%	100.00%
LVIP SSGA Emerging Markets 100 Fund	—	100.00%	100.00%
LVIP SSGA Large Cap 100 Fund	80.68%	19.32%	100.00%
LVIP SSGA Small-Mid Cap 200 Fund	65.26%	34.74%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage

LVIP SSGA Funds–50

LVIP SSGA Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.

The Board considered that LIAC had implemented advisory fee waivers for the Funds through April 30, 2017. The Board noted that the investment management fees for the Funds, without giving effect to the advisory fee waivers, were below the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Funds had a breakpoint in the investment management fee schedule and that LIAC had implemented advisory fee waivers for the Funds through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources, and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSGA Developed International 150 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one and five year periods and above the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by SSGA were satisfactory.

The Board reviewed the LVIP SSGA Emerging Markets 100 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one and five year periods and above the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by SSGA were satisfactory.

The Board reviewed the LVIP SSGA Large Cap 100 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Value funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three and five year periods. The Board concluded that the services provided by SSGA were satisfactory.

The Board reviewed the LVIP SSGA Small-Mid Cap 200 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Small Value funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and above the benchmark index for the one and three year periods and above the median return of the Morningstar peer group and the benchmark index for the five year period. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted SSGA’s statement that it does not manage any comparable funds to which the Funds’ subadvisory fees could be compared. The Board considered that LIAC compensates SSGA

LVIP SSGA Funds–51

LVIP SSGA Funds

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSGA Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA Funds–55

LVIP SSGA Global Tactical Allocation Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP SSGA Global Tactical Allocation

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The Fund returned 5.62% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark the Global Tactical Allocation Composite Index1, returned 6.95% and its broad-based benchmark, the S&P 500® Index2, returned 11.96%.

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid selloff in oil prices that has been a prevailing market theme since the middle of 2014, prompting concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers in the calculus of the market. Still, despite the mounting risks, a number of markets started to reverse course by mid-February in what many dismissed as short covering. This relief rally continued for the better part of March, taking the S&P 500® to a modest gain overall for the first quarter overall. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM manufacturing index in March after bottoming at post crisis lows in December 2015 and a return of China’s PMI to expansionary territory in March after seven months of contractionary readings. Central bank support in March came most actively through a new round of easing measures by the European Central Bank (ECB) on March 10th and verbally by U.S. Federal Reserve Chair Janet Yellen on March 28th asserting that the Fed would be taking a very gradual approach to any further U.S. rate increases in 2016 given underlying global financial and macroeconomic conditions.

Starting the year having already navigated a storm of uncertainties including softening economic growth and policy missteps in China, the second quarter of 2016 saw the list of investor concerns expand to include a growing disenchantment in the ability of global central banks to influence market outcomes and a surprise vote by Britain on June 23rd to exit its 43 year membership in the European Union. Remarkably, against this challenging backdrop, global equities ended the first half of the year basically where the year started. After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23rd, only to see those gains extinguished when the surprise outcome of the ‘Brexit’ vote was learned on June 24th, leaving the MSCI World Index3 down 1.7% before rebounding smartly to put the index back in positive territory on a year-to-date (YTD) basis as of June 30th. Likewise, commodity prices held their ground through mid-year, with the Bloomberg commodity index seeing a YTD gain of 13% on the back of a more than 30% gain in crude oil. While there was certainly a case for a renewed appetite in risk taking, there remained strong evidence of investor caution. Assets that may be considered defensive in many circumstances had been among the best absolute performers with long U.S. treasuries, gold and the

Japanese Yen finishing the first half of 2016 at their highs for the year, up 15%, 25% and 17%, respectively.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum vote to leave the European Union. After declining by 7.1% in the two days following the referendum, the MSCI World Index advanced 5.3% the final three days of June and an additional 4.3% through the end of July. The improved tone was enough to propel the S&P 500 price index to a new all-time high, taking out the previous high set 14 months earlier in May of 2015. Although the U.K. vote to leave the European Union was largely interpreted as an event which would likely cause some degree of deceleration in global growth, the market reaction in July echoed the circular logic that has frequently surrounded other disappointing data releases. Namely, that while ‘Brexit’ resulted in pared forecasts for the U.K., European and global growth generally, the anticipated policy response by major central banks provided fodder for markets that easy policy conditions could continue into the foreseeable future.

In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500 in over two decades. It was perhaps no coincidence that the relative stability markets exhibited in August occurred during a month in which the central banking calendar was relatively light. By September, expectations for the rollout of additional monetary easing anticipated immediately after ‘Brexit’ by the major central banks outside the U.S. continued to be ratcheted back. These lower expectations were observable in both global futures markets, and through the relatively less supportive actions and communications of the major global central banks during September. In addition to taking no new policy actions following its September 8th monetary policy meeting, the ECB against many bank watchers’ expectations held back on indicating any future expansion of the current quantitative easing program set to expire in March 2017.

As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. One of the most identifiable causes for the angst across asset classes was a sharp rise in global sovereign bond yields coincident with a paring back of expectations for future global central bank policy support. While much of 2016 had been notable for the outperformance of high yielding asset classes that benefitted from further suppression of yields by global central banks, October could be viewed as a cautionary preview of what can happen if the narrative suddenly shifts to one in which monetary policy support begins to fade.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Despite polls indicating a tightening race through the last two weeks of the campaign, highly monitored outlets in the business of trying to

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –1

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

call elections such as fivethirtyeight.com and realclearpolitics.com placed odds at better than 70% that the establishment candidate, Hillary Clinton, would prevail. In echoes of the ‘Brexit’ vote of five months earlier, however, a seemingly restless electorate defied the pollsters and pundits and shunned continuity in policy in favor of a sharp critic of the status quo. The initial reaction in overnight financial markets as the surprising election results were reported was a sharp risk off trade suggesting considerable concern among unwitting investors. To-wit, from 10:00 p.m. EST when the first hints of the unexpected election outcome began to resonate, to midnight when the election outcome was all but certain, futures on the S&P 500 Index declined nearly 6%, the 10 year U.S. Treasury Yield plunged nearly 20 basis points and the common risk haven gold surged 5%. About the time Donald Trump made what was broadly judged to be a conciliatory acceptance speech, all these markets performed an abrupt about face, sending the S&P 500 to a gain of more than 1%, gold prices lower and bond yields higher when all was said and done on November 9th. Far from a one day relief rally, the trading days following the election saw a persistent rise in growth assets, a sharp rise in U.S. Treasury yields and a thirteen year high in the broad U.S. dollar index reached in late November – a trend that would continue through the end of the year.

As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15th for the first time since December of 2015. The single interest rate increase for 2016 stands in contrast to a total of four interest rate increases forecast by the Fed for itself in December of 2015. For 2017 the Fed ‘dots’ are forecasting three interest rate rises, though in contrast to one year ago when the market was pricing just two interest rate increases for the upcoming year, the overnight index swap (OIS) market at the close of the year was very closely aligned with the Fed view, suggesting a more rapid pace of tightening could be in the offing for the upcoming year. The ECB for its part announced a widely anticipated extension of its monthly bond buying program to commence in April 2017, though at a slower monthly pace of €60 billion vs. the current €80 billion and for two additional months than most expectations, leaving the total size of additional purchases the same at €480 billion. In the post ECB meeting press conference, ECB president Draghi took great pains to emphasize, the monthly reduction did not constitute a ‘taper’ of the bond buying program, though it has been interpreted by many bank watchers as the beginning of a winding down of the controversial program. With little expectation for additional easing measures in 2017 among the major developed central banks alongside a potentially faster pace of tightening in the U.S., 2017 may be the year equity markets will need to find new catalysts not including central bank created liquidity to move higher.

Following a down year in 2015 and an inauspicious start to 2016 that took the MSCI All Country World Index4 (ACWI) down 11% through February 11th, the broad global index finished 2016 with a gain of 8.5%, the best annual performance since 2013; the MSCI World Index of developed markets finished 2016 up 8.2% and the MSCI Emerging Markets Index5 finished up 11.6%. This better than 3% advantage for emerging markets is modest compared to the 10% YTD performance advantage that emerging markets had enjoyed over developed markets as recently as the end of September. The shift in favor of developed markets in the final quarter of 2016 is primarily attributable to U.S. equities and the U.S. dollar posting strong gains following the November 8th U.S. elections against a pullback in emerging markets in both local and currency-adjusted returns. The post-election U.S. dollar surge also had a major impact on developed market outcomes in the final quarter of 2016 – a 5.9% annual gain in the local MSCI EAFE® Index6 translated to only a 1.5% gain for U.S. dollar based investors. Within U.S. equities, the strong performance of the high book–to-price Energy and Financials sectors helped propel the Russell 1000® Value Index7 to a 17% gain for 2016 against a 7% gain for the Russell 1000® Growth Index8. Small capitalization equities have also reacted particularly well since the U.S. election, with the Russell 2000® Index9 rising 8.8% in the fourth quarter to a YTD return of 21.3% compared to a return for the large capitalization Russell 1000® Index10 of 12.1%.

In bonds, the sharp backup in rates in the fourth quarter turned a 15% YTD gain in the Bloomberg Barclays U.S. Long Treasury Index11 as of September 30th to a mere 1.3% gain to close the year. The backup in global rates from the lows of July also coincided with a steady rise in longer-dated benchmarks in other developed markets on a paring back of expectations for expansion or extension of bond buying programs by the ECB and Bank of Japan (BOJ). Investors in U.S. credit fared better than U.S. government bond holders in 2016, as relatively high option-adjusted spreads in early 2016 gradually declined from a February peak to close the year at lows not recorded for more than two years. Though still impacted negatively by rising government rates in the second half of 2016, investors in the Bloomberg Barclays U.S. Long and Intermediate Credit Indices12,13 saw annual returns of 8.7% and 3.7% respectively. Investors in the Bloomberg Barclays High Yield Index14 benefitted from a 442 basis point reduction in spreads from February 11th to year-end, contributing to a total return of about 17% for the index.

Lastly, the “reflation trade” that commenced in mid-February 2016 and closed the year with a burst of momentum following the U.S. election on November 8th has understandably benefitted real assets as the prospect of a positive turn in inflation has rekindled the attractiveness of the asset class. Among broad real asset categories in 2016, the Bloomberg Commodity Index15 was up 2.7% for the fourth quarter and 11.8% for the year, snapping a five-year string of losses. After bottoming at 1.2% on February 11th, inflation expectations as measured by U.S. 10 year breakevens closed 2016 at close to 2%, the highest levels since the third quarter of 2014. Gold, which posted a 24% YTD gain as recently as the end of September, shed about 13% in the fourth quarter as the U.S. dollar rallied and expectations firmed for a faster pace of Fed tightening in 2017. REITS, which carry characteristics of both equities and fixed income, showed similar performance patterns to other high yielding equity sectors in 2016, posting strong gains for the first half and then negative returns for the second half of the year as bond yields rose. The Dow Jones U.S. Select REIT Index16 was up 4.8% at the close of the year following a 2.5% loss in the fourth quarter.

*All in U.S. Dollars

The single largest detractor to performance was the decision to underweight equity assets relative to the more defensive assets classes - fixed income, gold and cash. On the equity side, the performance drag was fairly uniform between U.S. and international stocks. The modest underweight to equity was used to fund positions in gold and long treasuries, which both saw swift declines in the fourth quarter. Cash, which was

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –2

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

held in part over concerns about interest rate volatility, was also weighed on fund performance.

On the positive side, tactical positioning to real estate (REIT) equities proved helpful. Likewise, the decision to overweight both investment grade and high yield corporate bonds contributed to overall allocation gains. Finally, 2016 was a good year for the “rules based” equity strategies within the Fund. With a focus on both value and smaller companies, each one of these Funds was able to outperform its given benchmark. As such, positioning in these Funds added nearly 2% to overall the overall Fund return.

Among the many suggestions attempting to justify the relatively optimistic tone for markets entering 2017, the resilience of markets in the previous 12 months is certainly deserving of some credit. Despite a surprise vote by the United Kingdom electorate to exit the European Union on June 23rd, output in the UK did not collapse as many predicted, and continental Europe thus far does not seem to have been materially impacted. China, after causing considerable market anxiety to open 2016 on a sharp fall in its currency and fears of a rapid economic growth slowdown, faded from being a top concern for global investors in 2016, turning in what is expected to be a respectable 6.7% rate of growth. Likewise, commodity prices opened the year falling sharply, only to find a bottom in mid-February – providing timely relief to commodity exporting emerging markets such as Brazil and Russia. Also aiding emerging markets and keeping global financial conditions easy was a cautious Federal Reserve that hiked rates just once in 2016, where a more aggressive rate of tightening had been forecast entering the year. Finally, the US has emerged from a highly contentious presidential election with a clear result and more conciliatory tone from the president-elect than might have been suggested by earlier campaign rhetoric.

As the Trump administration assumes office on January 20th with an initial strong vote of confidence in markets, there are still plenty of headwinds challenging a return to more robust economic and earnings growth. Global, as well as U.S., productivity growth remains in a long secular decline that has limited a return to growth rates typically observed during expansions. Members of the Federal Reserve Open Market Committee (FOMC) are forecasting three 0.25% increases in the Federal Funds rate for 2017, a potential tightening of credit conditions at a time when the economy has come to rely on cheap financing. In contrast to the end of 2015, market forecasts derived from the OIS market are now more decidedly aligned with the FOMC, and longer-dated interest rates have reacted accordingly. Further pressuring U.S. bond yields and linked borrowing costs upward has been a steady rise in observed and expected inflation to the highest levels in over two years. Outside the U.S., both the BOJ and ECB have held back from the additional monetary stimulus anticipated earlier in 2016 despite falling far short on their inflation goals, and the efficacy of existing unconventional monetary policy measures has come under increasing scrutiny.

Looking ahead in our tactical positioning, our view of global equity markets is cautiously optimistic, although we are cognizant that an improved growth trajectory has been priced in for the incoming Trump administration without any guaranteed legislated changes. Our allocations as of year end included modest underweights to international developed markets, a neutral stance to emerging markets and an overweight to U.S. equities. In international developed markets, our underweight in part reflects a perceived decline in the efficacy of monetary policy support in the eurozone and Japan. Across broad asset classes, as of year end our portfolios held a slight overweight in growth assets – primarily equities over fixed income and cash. Within fixed income, we have taken notice of the rising trend in rates and hold a neutral position on U.S. duration and an underweight position to global government bonds outside the U.S. where long-term rates relative to fundamentals appear less aligned and on an expectation global bond buying programs will further moderate rather than accelerate. Further, given the still mostly favorable policy backdrop and near record low default rates in high yield bonds, we maintain a cautiously optimistic outlook with a small overweight to credit assets with minimal duration exposure.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers: SSGA Funds Management, Inc.:	Daniel Farley Timothy Furbush Lorne Johnson Marin Lolic Michael Martel

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –3

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Global Tactical Allocation Managed Volatility Fund shares on 12/31/06. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,805 for the Standard Class shares and to $11,513 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and S&P 500® Index did from 12/31/06 through 12/31/16. The same $10,000 investment would have increased to $14,157 and $19,572, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 5.62%
Five Years	+ 4.61%
Ten Years	+ 1.67%

Service Class Shares
One Year	+ 5.36%
Five Years	+ 4.35%
Ten Years	+ 1.42%
1.

The Global Tactical Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index), 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg Barclays Capital U.S. TIPS Index (formerly known as Barclays Capital U.S. TIPS Index), 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

3.	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 23 developed market countries.

4.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that measures equity market performance in developed markets. The index consists of more than 20 developed-market country indexes including the United States.

5.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

6.	The MSCI EAFE® Index measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East.

7.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

8.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

9.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

10.

The Russell 1000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

11.

The Bloomberg Barclays Capital U.S. Long Treasury Index (formerly the Barclays Capital U.S. Long Treasury Index) measures the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with a maturity greater than 10 years. STRIPS are excluded from the index because their inclusion would result in double-counting. The U.S. Treasury Index is a component of the U.S. Aggregate, U.S. Universal, Global Aggregate and Global Treasury Indices. The U.S. Treasury Index was launched on January 1, 1973.

12.

The Barclays U.S. Long Credit Index measures the performance of the long term sector of the U.S. investment bond market, which includes investment grade corporate debt, sovereign, supranational, local authority and non-U.S. agency bonds that are dollar denominated and have a remaining maturity greater than or equal to 10 years.

13.

The Barclays U.S. Intermediate Credit Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity greater than one year and less than ten years.

14.

The Bloomberg Barclays Capital U.S. High Yield Index (formerly the Barclays Capital U.S. High Yield Index) measures the performance of publicly issued high yield (Ba1/BB+ or lower) corporate securities with at least one year to maturity and at least $150 million par amount outstanding.

15.	The Bloomberg Commodity Index measures the performance of a basket of 20 commodities, which are weighted to account for economic significance and market liquidity.

16.	The Dow Jones U.S. Select REIT Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –4

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,036.40	0.33%	$1.69
Service Class Shares	1,000.00	1,035.10	0.58%	2.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.48	0.33%	$1.68
Service Class Shares	1,000.00	1,022.22	0.58%	2.95

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –5

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	66.34%
Equity Funds	19.76%
Fixed Income Funds	31.68%
International Equity Funds	14.90%
Unaffiliated Investments	33.55%
Commodity Fund	0.95%
Equity Funds	18.03%
Fixed Income Funds	4.75%
International Equity Funds	4.77%
Money Market Fund	5.05%
Total Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –6

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENTS–66.34%
Equity Funds–19.76%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	9,388,633	$129,431,702
LVIP SSGA S&P 500 Index Fund	1,228,134	19,112,226
LVIP SSGA Small-Cap Index Fund	182,277	5,241,019
LVIP SSGA Small-Mid Cap 200 Fund .	2,637,096	37,349,191

		191,134,138

Fixed Income Funds–31.68%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Bond Index Fund	14,291,001	159,430,406
SPDR® Bloomberg Barclays Aggregate Bond ETF	955,550	54,389,906
SPDR® Bloomberg Barclays TIPS ETF	1,646,255	92,505,044

		306,325,356

International Equity Funds–14.90%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Developed International 150 Fund	9,468,506	75,028,441
LVIP SSGA Emerging Markets 100 Fund	3,414,314	28,106,635
LVIP SSGA International Index Fund	1,720,237	14,019,930
SPDR® S&P Emerging Markets ETF	470,701	26,961,753

		144,116,759

Total Affiliated Investments (Cost $607,249,089)		641,576,253

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENTS–33.55%
Commodity Fund–0.95%
†SPDR® Gold Trust ETF	83,525	$9,155,175

		9,155,175

Equity Funds–18.03%
Industrial Select Sector SPDR® Fund	309,641	19,265,863
Materials Select Sector SPDR® Fund	360,716	17,927,585
SPDR® Dow Jones REIT ETF	246,604	23,020,483
SPDR® S&P 500 ETF Trust	287,112	64,178,145
SPDR® S&P 600 Small Cap ETF	182,711	22,076,970
SPDR® S&P Dividend ETF	105,841	9,055,756
Technology Select Sector SPDR® Fund	390,685	18,893,527

		174,418,329

Fixed Income Funds–4.75%
SPDR® Bloomberg Barclays High Yield Bond ETF	508,747	18,543,828
SPDR® Bloomberg Barclays Intermediate Term Corporate Bond ETF	545,919	18,512,113
SPDR® Bloomberg Barclays Long Term Treasury ETF	128,522	8,853,881

		45,909,822

International Equity Funds–4.77%
SPDR® S&P World ex-US ETF	712,377	18,308,089
WisdomTree Europe Hedged Equity Fund	328,387	18,849,414
WisdomTree Japan Hedged Equity Fund	180,436	8,938,800

		46,096,303

Money Market Fund–5.05%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	48,850,142	48,850,142

		48,850,142

Total Unaffiliated Investments (Cost $309,826,515)		324,429,771

TOTAL VALUE OF SECURITIES–99.89% (Cost $917,075,604)	966,006,024
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	1,096,127

NET ASSETS APPLICABLE TO 86,141,192 SHARES OUTSTANDING–100.00%	$967,102,151

†	Non-income producing for the period.

*	Standard Class shares.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –7

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
28 British Pound - Currency Contract	$2,208,228	$2,162,650	3/13/17	$(45,578)
20 E-mini MSCI Emerging Markets Index - Equity Contract	883,345	858,900	3/19/17	(24,445)
73 E-mini S&P 500 Index - Equity Contract	8,185,107	8,162,130	3/19/17	(22,977)
7 E-mini S&P MidCap 400 Index - Equity Contract	1,179,901	1,161,370	3/19/17	(18,531)
27 Euro - Currency Contract	3,576,479	3,568,725	3/14/17	(7,754)
114 Euro STOXX 50 Index - Equity Contract	3,812,359	3,932,469	3/18/17	120,110
26 FTSE 100 Index - Equity Contract	2,203,511	2,258,989	3/20/17	55,478
22 Japanese Yen - Currency Contract	2,422,128	2,364,175	3/13/17	(57,953)
16 Nikkei 225 Index (OSE) - Equity Contract	2,493,002	2,614,759	3/10/17	121,757

				$120,107

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

REIT–Real Estate Investment Trust

S&P–Standard & Poor’s

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation–Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –8

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investments, at value	$641,576,253
Unaffiliated investments, at value	324,429,771

Total investments, at value	966,006,024

Cash	17,957
Foreign currencies collateral held at broker for futures contracts, at value	880,388
Dividends receivable from investments	790,529
Cash collateral held at broker for futures contracts	242,256
Net unrealized appreciation on futures contracts	120,107
Receivable for fund shares sold	17,379

TOTAL ASSETS	968,074,640

LIABILITIES:
Payable for fund shares redeemed	481,008
Due to manager and affiliates	441,495
Other accrued expenses payable	27,480
Foreign currencies due to custodian	22,506

TOTAL LIABILITIES	972,489

TOTAL NET ASSETS	$967,102,151

Affiliated investments, at cost	$607,249,089
Unaffiliated investments, at cost	309,826,515

Total investments, at cost	$917,075,604

Foreign currencies collateral held at broker for futures contracts, at cost	$880,388

Standard Class:
Net Assets	$47,249,811
Shares Outstanding	4,208,668
Net Asset Value Per Share	$11.227

Service Class:
Net Assets	$919,852,340
Shares Outstanding	81,932,524
Net Asset Value Per Share	$11.227

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$998,183,713
Undistributed net investment income	491,242
Accumulated net realized loss on investments	(80,623,188)
Net unrealized appreciation of investments and derivatives	49,050,384

TOTAL NET ASSETS	$967,102,151

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –9

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investments	$15,150,995
Dividends from unaffiliated investments	7,169,102

22,320,097

EXPENSES:
Management fees	3,924,229
Distribution fees-Service Class	2,334,673
Accounting and administration expenses	147,602
Reports and statements to shareholders	85,527
Professional fees	41,604
Trustees’ fees and expenses	26,078
Custodian fees	11,052
Consulting fees	4,194
Pricing fees	343
Other	7,730

6,583,032
Less management fees waived	(981,057)

Total operating expenses	5,601,975

NET INVESTMENT INCOME	16,718,122

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	15,834,976
Distributions from unaffiliated investments	576,792
Sale of affiliated investments	(12,778,494)
Sale of unaffiliated investments	(11,445,463)
Foreign currencies	12,566
Futures contracts	(13,229,527)

Net realized loss	(21,029,150)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	35,045,200
Unaffiliated investments	19,586,074
Foreign currencies	(143)
Futures contracts	744,222

Net change in unrealized appreciation (depreciation)	55,375,353

NET REALIZED AND UNREALIZED GAIN	34,346,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,064,325

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,718,122	$16,892,480
Net realized gain (loss)	(21,029,150)	10,449,959
Net change in unrealized appreciation (depreciation)	55,375,353	(100,374,005)

Net increase (decrease) in net assets resulting from operations	51,064,325	(73,031,566)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(922,634)	(1,503,270)
Service Class	(15,798,953)	(28,109,073)

	(16,721,587)	(29,612,343)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,901,631	7,336,346
Service Class	69,109,290	166,817,671
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	922,634	1,503,270
Service Class	15,798,953	28,109,073

	92,732,508	203,766,360

Cost of shares redeemed:
Standard Class	(9,200,755)	(6,214,896)
Service Class	(150,851,172)	(117,727,274)

	(160,051,927)	(123,942,170)

Increase (decrease) in net assets derived from capital share transactions	(67,319,419)	79,824,190

NET DECREASE IN NET ASSETS	(32,976,681)	(22,819,719)
NET ASSETS:
Beginning of year	1,000,078,832	1,022,898,551

End of year	$967,102,151	$1,000,078,832

Undistributed net investment income	$491,242	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –10

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.841	$11.979	$11.784	$10.951	$10.193

Income (loss) from investment operations:
Net investment income[2]	0.215	0.220	0.234	0.227	0.198
Net realized and unrealized gain (loss)	0.395	(1.000)	0.236	0.846	0.931

Total from investment operations	0.610	(0.780)	0.470	1.073	1.129

Less dividends and distributions from:
Net investment income	(0.224)	(0.358)	(0.275)	(0.240)	(0.371)

Total dividends and distributions	(0.224)	(0.358)	(0.275)	(0.240)	(0.371)

Net asset value, end of period	$11.227	$10.841	$11.979	$11.784	$10.951

Total return[3]	5.62%	(6.52% )	3.97%	9.81%	11.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,250	$46,949	$49,090	$45,331	$40,440
Ratio of expenses to average net assets[4]	0.33%	0.33%	0.34%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.43%	0.43%	0.44%	0.33%	0.30%
Ratio of net investment income to average net assets	1.94%	1.86%	1.94%	1.99%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	1.76%	1.84%	1.96%	1.85%
Portfolio turnover	64%	58%	53%	70%	41%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –11

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/16[1]	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.843	$11.978	$11.784	$10.953	$10.195

Income (loss) from investment operations:
Net investment income[2]	0.187	0.190	0.204	0.198	0.171
Net realized and unrealized gain (loss)	0.393	(0.996)	0.234	0.845	0.932

Total from investment operations	0.580	(0.806)	0.438	1.043	1.103

Less dividends and distributions from:
Net investment income	(0.196)	(0.329)	(0.244)	(0.212)	(0.345)

Total dividends and distributions	(0.196)	(0.329)	(0.244)	(0.212)	(0.345)

Net asset value, end of period	$11.227	$10.843	$11.978	$11.784	$10.953

Total return[3]	5.36%	(6.75%)	3.71%	9.54%	10.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$919,852	$953,130	$973,809	$807,031	$419,366
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.59%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.68%	0.68%	0.69%	0.58%	0.55%
Ratio of net investment income to average net assets	1.69%	1.61%	1.69%	1.74%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.51%	1.59%	1.71%	1.60%
Portfolio turnover	64%	58%	53%	70%	41%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –12

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –13

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. Effective May 1, 2016, the Sub-Adviser is also responsible for the day-to-day management of the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$51,341
Legal	12,726

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $52,615 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $64,085 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that the Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –14

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$246,277
Distribution fees payable to LFD	195,218

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value			Net Realized	Value		Capital Gain
	12/31/15	Purchases	Sales	Gain (Loss)	12/31/16	Dividends	Distributions
LVIP SSGA Bond Index Fund	$159,457,603	$42,250,849	$42,327,647	$(159,996)	$159,430,406	$3,896,254	$—
LVIP SSGA Developed International 150 Fund	121,026,725	9,555,626	56,405,538	(12,064,509)	75,028,441	2,763,970	1,699,012
LVIP SSGA Emerging Markets 100 Fund	9,477,379	21,603,790	5,758,530	(794,902)	28,106,635	744,529	—
LVIP SSGA International Index Fund	48,056,172	2,349,376	35,785,137	971,940	14,019,930	449,460	—
LVIP SSGA Large Cap 100 Fund	125,782,124	31,191,629	36,836,025	(2,771,432)	129,431,702	2,721,979	12,308,184
LVIP SSGA S&P 500 Index Fund	19,207,038	10,084,419	10,254,461	3,321,038	19,112,226	383,526	260,893
LVIP SSGA Small-Cap Index Fund	4,909,081	168,355	620,000	79,423	5,241,019	65,419	102,935
LVIP SSGA Small-Mid Cap 200 Fund	29,025,221	11,513,936	9,980,258	(895,250)	37,349,191	729,984	1,463,952
SPDR® Barclays Aggregated Bond ETF*	—	22,071,448	16,369,173	(89,075)	54,389,906	1,510,093	—
SPDR® Barclays TIPS ETF	77,762,418	22,374,388	9,935,408	(477,077)	92,505,044	1,586,198	—
SPDR® S&P Emerging Markets ETF**	—	30,683,439	3,970,093	101,346	26,961,753	299,583	—

Total	$594,703,761	$203,847,255	$228,242,270	$(12,778,494)	$641,576,253	$15,150,995	$15,834,976

*	Issuer considered an unaffiliated investment of the Fund at December 31, 2015.

**Issuer	was not an investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$587,342,916
Sales	574,089,592

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$941,555,407

Aggregate unrealized appreciation	$52,847,662
Aggregate unrealized depreciation	(28,397,045)

Net unrealized appreciation	$24,450,617

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –15

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investments	$641,576,253
Unaffiliated Investments	324,429,771

Total	$966,006,024

Futures Contracts	$120,107

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$16,721,587	$29,612,343

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$998,183,713
Undistributed ordinary income	392,798
Capital loss carryforwards	(47,184,132)
Straddle losses deferred	(8,862,460)
Net unrealized appreciation	24,572,232

Net assets	$967,102,151

The differences between book basis and tax basis components of net assets are primarily attributable to investments in grantor trusts, mark-to-market of financial futures contracts, tax deferral of losses due to wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to investments in grantor trusts, tax treatment of gain (loss) on foreign currency transactions and tax treatment of distributions

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –16

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$494,707	$(492,802)	$(1,905)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In		Post-Enactment Losses (No Expiration)
2017	2018	Short-Term	Total
$27,953,328	$3,265,118	$15,965,686	$47,184,132

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	623,986	617,995
Service Class	6,270,072	14,040,137
Shares issued upon reinvestment of dividends and distributions:
Standard Class	82,180	137,970
Service Class	1,407,228	2,579,542

	8,383,466	17,375,644

Shares redeemed:
Standard Class	(828,041)	(523,498)
Service Class	(13,651,430)	(10,009,939)

	(14,479,471)	(10,533,437)

Net increase (decrease)	(6,096,005)	6,842,207

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –17

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized appreciation on futures contracts	$297,345	Net unrealized appreciation on futures contracts	$(65,953)
Futures contracts (Currency contracts)	Net unrealized appreciation on futures contracts	—	Net unrealized appreciation on futures contracts	(111,285)

Total		$297,345		$(177,238)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(13,014,562)	$1,196,019
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(214,965)	(451,797)

Total		$(13,229,527)	$744,222

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$45,075,943	$308,302,495

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –19

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –20

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or open end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC had delegated day-to-day portfolio management of the Equity Sleeve to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board considered that returns were impacted by the negative contribution from the volatility management overlay, which is expected to underperform in choppy or bull market environments. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fee was higher than the median investment management fee of the Morningstar expense peer group, without giving effect to the advisory fee waiver. The Board also considered that the net expense ratio, plus acquired fund fees and expenses (“AFFE”), was lower than the median expense ratio, including AFFE, of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Global Tactical Allocation Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one and three year periods, the same as the median return of the performance peer group and above the return of the benchmark index for the five year period and the same as the median return of the performance peer group and below the return of the benchmark index for the ten year period. The Board reviewed the Fund’s standard deviation for the three year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered LIAC’s comments that underperformance was primarily attributable to a combination of the Fund’s value bias when the growth style has been in favor and the negative contribution of the volatility management overlay. The Board concluded that the services provided by SSGA were satisfactory.

Sub-Advisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes a breakpoint, and noted that the fee schedule is lower than the sub-advisory fees of a sub-advised fund with a similar investment strategy as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –21

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund –25

LVIP SSGA International Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP SSGA International Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Index Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 1.02% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI EAFE® NR Index1 returned 1.00%.

Small security misweights, dividend tax withholding differences, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

With a starting point of continued slow and uneven economic growth for developed economies dating back to the end of the global financial crisis, investors in 2016 have so far navigated a storm of additional uncertainties including softening economic growth and policy missteps in China, a degree of disenchantment in the ability of global central banks to influence market outcomes and a vote by Britain on June 23rd to exit its 43 year membership in the European Union. Remarkably, against this challenging backdrop, global equities ended the first half of the year basically where the year started. After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23rd, only to see those gains extinguished when the surprise outcome of the ‘Brexit’ vote was learned on June 24th, leaving the MSCI World Index2 down 1.7% before rebounding smartly to put the index back in positive territory on a year-to-date (YTD) basis as of June 30th.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum vote to leave the European Union. After declining by 7.1% in the two days following the referendum, the MSCI World Index advanced 5.3% the final three days of June and an additional 4.3% through the end of July.

Among the many suggestions attempting to justify the relatively optimistic tone for markets entering 2017, the resilience of markets in the previous 12 months is certainly deserving of some credit. Despite a surprise vote by the United Kingdom electorate to exit the European Union on June 23rd, output in the UK did not collapse as many predicted, and continental Europe thus far does not seem to have been materially impacted. China, after causing considerable market anxiety to open 2016 on a sharp fall in its currency and fears of a rapid economic growth slowdown, faded from being a top concern for global investors in 2016, turning in what is expected to be a respectable 6.7% rate of growth. Likewise, commodity prices opened the year falling sharply, only to find a bottom in mid-February – providing timely relief to commodity exporting emerging markets such as Brazil and Russia. Also aiding emerging markets and keeping global financial conditions easy was a cautious Federal Reserve that hiked rates just once in 2016, where a more aggressive rate of tightening had been forecast entering the year. In the United Kingdom, the Bank of England did engage in some easing measures by reducing short term interest rates and also extending their quantitative easing program. Both the Bank of Japan (BOJ) and European Central Bank (ECB) have held back from the additional monetary stimulus anticipated earlier in 2016 despite falling far short on their inflation goals, and the efficacy of existing unconventional monetary policy measures has come under increasing scrutiny.

On an individual security level, the top positive contributors to the Fund’s performance were Royal Dutch Shell Plc Class B, Royal Dutch Shell Plc Class A, and BP p.l.c. The top negative contributors to the Fund’s performance were Novo Nordisk A/S Class B, Roche Holding Ltd Genusssch., and Teva Pharmaceutical Industries Limited.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,699 for the Standard Class shares and to $9,491 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did from 5/1/08 through 12/31/16. The same $10,000 investment would have increased to $10,093. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA International Index Fund–1

LVIP SSGA International Index Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 1.02%
Five Year	+ 6.07%
Inception (5/1/08)	– 0.35%

Service Class Shares
One Year	+ 0.76%
Five Year	+ 5.81%
Inception (5/1/08)	– 0.60%

[1]

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA International Index Fund–2

LVIP SSGA International Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,045.90	0.41%	$2.11
Service Class Shares	1,000.00	1,044.50	0.66%	3.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.08	0.41%	$2.08
Service Class Shares	1,000.00	1,021.82	0.66%	3.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA International Index Fund–3

LVIP SSGA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Security Type/Country	Percentage of Net Assets

Common Stock	97.50%
Australia	7.28%
Austria	0.19%
Belgium	1.14%
China	0.01%
Denmark	1.62%
Finland	0.92%
France	9.87%
Germany	8.59%
Hong Kong	3.15%
Ireland	0.70%
Israel	0.64%
Italy	1.91%
Japan	23.69%
Netherlands	4.29%
New Zealand	0.16%
Norway	0.64%
Portugal	0.14%
Singapore	1.24%
South Africa	0.03%
Spain	3.03%
Sweden	2.78%
Switzerland	8.83%
United Kingdom	16.65%
Preferred Stock	0.53%
Right	0.00%
Money Market Fund	1.40%
Total Value of Securities	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.09%
Air Freight & Logistics	0.38%
Airlines	0.18%
Auto Components	1.30%
Automobiles	3.88%
Banks	12.24%
Beverages	2.08%
Biotechnology	0.98%
Building Products	0.80%
Capital Markets	2.28%
Chemicals	3.83%
Commercial Services & Supplies	0.55%
Communications Equipment	0.38%
Construction & Engineering	0.85%

Sector	Percentage of Net Assets
Construction Materials	0.73%
Consumer Finance	0.08%
Containers & Packaging	0.12%
Distributors	0.03%
Diversified Consumer Services	0.01%
Diversified Financial Services	0.70%
Diversified Telecommunication Services	2.70%
Electric Utilities	1.65%
Electrical Equipment	1.38%
Electronic Equipment, Instruments & Components	1.29%
Energy Equipment & Services	0.18%
Equity Real Estate Investment Trusts	1.76%
Food & Staples Retailing	1.64%
Food Products	3.03%
Gas Utilities	0.41%
Health Care Equipment & Supplies	0.90%
Health Care Providers & Services	0.67%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	1.34%
Household Durables	1.06%
Household Products	0.94%
Independent Power & Renewable Electricity Producers	0.04%
Industrial Conglomerates	1.68%
Insurance	5.48%
Internet & Direct Marketing Retail	0.12%
Internet Software & Services	0.16%
IT Services	0.65%
Leisure Products	0.21%
Life Sciences Tools & Services	0.16%
Machinery	2.41%
Marine	0.23%
Media	1.30%
Metals & Mining	2.83%
Multiline Retail	0.32%
Multi-Utilities	1.07%
Oil, Gas & Consumable Fuels	5.18%
Paper & Forest Products	0.24%
Personal Products	1.71%
Pharmaceuticals	7.72%
Professional Services	1.05%
Real Estate Management & Development	1.90%
Road & Rail	1.17%
Semiconductors & Semiconductor Equipment	0.96%
Software	1.33%
Specialty Retail	1.00%
Technology Hardware, Storage & Peripherals	0.61%
Textiles, Apparel & Luxury Goods	1.74%
Tobacco	1.52%
Trading Companies & Distributors	1.35%
Transportation Infrastructure	0.58%

LVIP SSGA International Index Fund–4

LVIP SSGA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited) (continued)

Sector	Percentage of Net Assets
Water Utilities	0.12%
Wireless Telecommunication Services	1.72%
Total	98.03%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	1.80%
Novartis	1.31%
HSBC Holdings	1.30%
Roche Holding	1.29%
Toyota Motor	1.27%
Royal Dutch Shell Class A	0.96%
BP	0.94%
TOTAL	0.92%
Royal Dutch Shell Class B	0.87%
British American Tobacco	0.85%
Total	11.51%

IT–Information Technology

LVIP SSGA International Index Fund–5

LVIP SSGA International Index Fund

Statement of Net Assets

December 31, 2016

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK–97.50%
Australia–7.28%
AGL Energy	130,471	$2,079,871
Alumina	468,716	618,995
Amcor	222,486	2,400,327
AMP	572,061	2,080,652
APA Group	227,042	1,404,150
Aristocrat Leisure	93,145	1,041,880
ASX	33,852	1,215,113
Aurizon Holdings	413,839	1,508,167
AusNet Services	275,084	313,653
Australia & New Zealand Banking Group	546,028	11,986,730
Bank of Queensland	66,561	570,161
Bendigo & Adelaide Bank	78,504	720,052
†=BGP Holdings	160,069	0
BHP Billiton	599,006	10,832,753
Boral	248,824	971,440
Brambles	303,298	2,714,050
Caltex Australia	53,909	1,184,998
Challenger	96,172	780,084
CIMIC Group	17,957	452,776
Coca-Cola Amatil	104,489	763,093
Cochlear	9,787	865,545
Commonwealth Bank of Australia	318,982	18,970,235
Computershare	76,199	685,163
Crown Resorts	59,112	493,982
CSL	85,640	6,205,549
Dexus Property Group	168,997	1,173,220
Domino’s Pizza Enterprises	10,560	495,264
DUET Group	409,636	809,982
Flight Centre Travel Group	8,399	189,714
Fortescue Metals Group	306,866	1,304,340
Goodman Group	348,940	1,795,423
GPT Group	311,611	1,131,117
Harvey Norman Holdings	93,657	347,400
Healthscope	274,698	453,960
Incitec Pivot	288,379	749,191
Insurance Australia Group	470,644	2,034,445
James Hardie Industries CDI	90,439	1,433,879
LendLease Group	95,238	1,004,811
Macquarie Group	58,098	3,652,630
Medibank Pvt.	570,717	1,161,439
Mirvac Group	765,686	1,176,947
National Australia Bank	495,868	10,975,049
Newcrest Mining	147,848	2,160,564
Oil Search	277,781	1,437,303
Orica	62,872	802,170
Origin Energy	344,015	1,636,023
Qantas Airways	88,434	212,515
QBE Insurance Group	264,192	2,367,925
Ramsay Health Care	27,817	1,371,064
REA Group	8,246	328,659
Rio Tinto	80,431	3,476,778

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
Santos	277,924	$806,267
Scentre Group	1,013,528	3,393,754
SEEK	55,169	592,413
Sonic Healthcare	80,824	1,248,190
South32	676,905	1,343,343
South32 (London Stock Exchange)	368,248	732,934
Stockland	472,844	1,562,824
Suncorp Group	247,469	2,414,483
Sydney Airport	229,862	993,621
Tabcorp Holdings	139,988	485,917
Tatts Group	245,023	792,157
Telstra	815,206	3,000,296
TPG Telecom	57,141	281,228
Transurban Group	389,274	2,899,090
Treasury Wine Estates	152,358	1,174,257
Vicinity Centres	681,165	1,469,773
Vocus Communications	86,410	241,325
Wesfarmers	211,218	6,423,209
Westfield	378,281	2,560,613
Westpac Banking	623,119	14,659,367
Woodside Petroleum	144,185	3,242,232
Woolworths	241,720	4,203,937

		169,062,461

Austria–0.19%
ANDRITZ	12,257	615,377
†Erste Group Bank	58,865	1,724,155
=IMMOEAST	13,053	0
OMV	24,795	875,931
†Raiffeisen Bank International	19,247	352,125
voestalpine	18,936	743,301

		4,310,889

Belgium–1.14%
Ageas	36,403	1,441,201
Anheuser-Busch Inbev	141,874	15,016,506
Colruyt	11,289	558,578
Groupe Bruxelles Lambert	13,583	1,139,848
KBC Group	47,912	2,967,066
Proximus SADP	25,610	737,581
Solvay Class A	14,504	1,700,051
†Telenet Group Holding	8,879	492,746
UCB	24,735	1,585,932
Umicore	16,260	926,836

		26,566,345

☐China–0.01%
Yangzijiang Shipbuilding Holdings	294,000	165,459

		165,459

Denmark–1.62%
AP Moller - Maersk Class A	642	969,931
AP Moller - Maersk Class B	1,277	2,037,776

LVIP SSGA International Index Fund–6

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Denmark (continued)
Carlsberg Class B	20,838	$1,798,338
Chr Hansen Holding	16,649	921,972
Coloplast Class B	23,358	1,575,280
Danske Bank	130,446	3,956,323
#†DONG Energy 144A	14,107	534,518
DSV	37,137	1,652,169
†Genmab	11,082	1,840,593
ISS	29,033	980,031
Novo Nordisk Class B	356,580	12,859,600
Novozymes Class B	45,249	1,560,089
Pandora	21,324	2,789,859
†TDC	136,700	701,840
Tryg	16,350	295,631
Vestas Wind Systems	42,303	2,749,321
†William Demant Holding	19,495	338,971

		37,562,242

Finland–0.92%
Elisa	25,308	823,990
Fortum	74,784	1,146,970
Kone Class B	64,421	2,886,789
Metso	17,066	486,839
Neste	21,585	829,333
Nokia	157,345	756,263
Nokia (London Stock Exchange)	943,458	4,556,484
Nokian Renkaat	19,229	716,951
Orion Class B	16,843	749,793
Sampo Class A	84,741	3,799,139
Stora Enso Class R	92,752	996,857
UPM-Kymmene	102,656	2,522,140
Wartsila	24,906	1,118,954

		21,390,502

France–9.87%
Accor	31,877	1,188,865
Aeroports de Paris	4,998	535,585
Air Liquide	72,846	8,101,398
Airbus	108,642	7,186,508
†Alstom	25,825	711,559
Arkema	12,675	1,240,037
Atos	17,330	1,828,803
AXA	362,779	9,159,375
BNP Paribas	197,655	12,598,126
Bollore	147,361	519,650
Bouygues	38,680	1,386,193
Bureau Veritas	44,650	865,285
Capgemini	31,372	2,646,852
Carrefour	108,707	2,619,312
Casino Guichard Perrachon	8,803	422,459
Christian Dior	10,552	2,213,182
Cie de Saint-Gobain	94,496	4,402,099

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Cie Generale des Etablissements Michelin	34,559	$3,845,211
CNP Assurances	27,678	512,780
Credit Agricole	215,789	2,675,830
Danone	110,647	7,011,648
Dassault Aviation	383	428,000
Dassault Systemes	24,953	1,901,452
Edenred	39,259	778,375
Eiffage	10,346	721,510
Electricite de France	43,556	443,820
Engie	277,605	3,541,717
Essilor International	39,188	4,428,321
Eurazeo	6,240	365,079
Eurofins Scientific	1,839	784,008
Eutelsat Communications	29,393	569,151
Fonciere Des Regions	5,702	497,823
Gecina	7,061	977,037
Groupe Eurotunnel	78,710	748,504
Hermes International	5,103	2,094,952
ICADE	6,915	493,448
Iliad	4,448	855,201
Imerys	5,370	407,392
Ingenico Group	9,830	785,069
JCDecaux	12,510	367,800
Kering	14,439	3,241,992
Klepierre	43,066	1,692,977
Lagardere	19,870	552,082
Legrand	51,027	2,897,847
L’Oreal	47,143	8,604,989
LVMH Moet Hennessy Louis Vuitton	52,183	9,964,381
Natixis	158,047	891,733
Orange	375,352	5,703,475
Pernod Ricard	40,147	4,350,743
†Peugeot	90,539	1,476,765
Publicis Groupe	36,882	2,544,903
Remy Cointreau	3,883	331,164
Renault	36,702	3,264,990
Rexel	50,882	837,425
Safran	59,198	4,263,577
Sanofi	215,834	17,471,500
Schneider Electric	105,396	7,334,581
SCOR	27,474	949,460
SEB	3,788	513,383
SES FDR	71,465	1,574,138
†SFR Group	18,446	520,963
Societe BIC	4,842	658,269
Societe Generale	144,134	7,092,276
Sodexo	17,896	2,057,134
STMicroelectronics	118,946	1,349,122
Suez	54,994	811,320
Technip	21,691	1,548,308
Thales	20,491	1,987,230

LVIP SSGA International Index Fund–7

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
TOTAL	418,869	$21,481,742
Unibail-Rodamco	18,775	4,481,374
Valeo	45,697	2,626,902
Veolia Environnement	93,677	1,595,002
Vinci	95,080	6,475,562
Vivendi	195,205	3,709,987
Wendel	4,961	597,419
Zodiac Aerospace	34,874	800,831

		229,114,962

Germany–8.59%
adidas	35,453	5,603,538
Allianz	85,146	14,071,743
Axel Springer	6,481	314,709
BASF	171,057	15,901,377
Bayer	154,005	16,070,298
Bayerische Motoren Werke	62,292	5,819,486
Beiersdorf	19,727	1,673,710
Brenntag	28,832	1,602,480
Commerzbank	198,650	1,515,203
Continental	20,865	4,034,703
#Covestro 144A	11,960	820,596
Daimler	179,514	13,363,634
†Deutsche Bank	261,005	4,739,384
†Deutsche Boerse	36,823	3,005,585
Deutsche Lufthansa	39,241	506,837
Deutsche Post	182,417	5,997,784
Deutsche Telekom	611,616	10,529,637
Deutsche Wohnen	65,291	2,050,861
E.ON	383,815	2,706,953
Evonik Industries	33,374	997,022
Fraport Frankfurt Airport Services Worldwide	6,547	387,107
Fresenius	77,079	6,025,249
Fresenius Medical Care	40,867	3,460,850
GEA Group	34,126	1,373,326
Hannover Rueck	11,252	1,217,606
HeidelbergCement	28,537	2,662,399
Henkel	20,115	2,095,808
HOCHTIEF	3,454	483,750
HUGO BOSS	11,260	689,006
Infineon Technologies	214,776	3,732,646
#†Innogy 144A	23,368	811,991
K+S	32,225	769,682
LANXESS	17,079	1,120,941
Linde	34,930	5,739,651
MAN	6,236	619,213
Merck	24,790	2,587,338
METRO	31,210	1,037,669
Muenchener Rueckversicherungs- Gesellschaft in Muenchen Class R	30,290	5,728,099
OSRAM Licht	14,982	785,780

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
ProSiebenSat.1 Media	45,717	$1,761,820
†QIAGEN	41,484	1,165,066
RTL Group	6,515	478,209
†RWE	91,325	1,135,814
SAP	182,946	15,947,393
Siemens	142,381	17,505,676
Symrise	24,275	1,477,735
Telefonica Deutschland Holding	131,416	563,024
thyssenkrupp	72,025	1,716,500
†Uniper	1	8
United Internet	20,709	808,646
Volkswagen	5,465	786,686
Vonovia	88,921	2,892,791
#†Zalando 144A	14,559	556,164

		199,449,183

⬛Hong Kong–3.15%
AIA Group	2,244,800	12,664,904
ASM Pacific Technology	34,000	360,191
Bank of East Asia	214,252	820,592
BOC Hong Kong Holdings	708,500	2,535,415
Cathay Pacific Airways	188,000	247,289
Cheung Kong Infrastructure Holdings	112,000	891,147
Cheung Kong Property Holdings	511,424	3,136,013
CK Hutchison Holdings	507,160	5,748,838
CLP Holdings	313,000	2,875,911
First Pacific	369,750	258,436
Galaxy Entertainment Group	452,000	1,970,159
Hang Lung Group	148,000	515,314
Hang Lung Properties	388,000	822,583
Hang Seng Bank	146,200	2,720,570
Henderson Land Development	186,575	992,482
#HK Electric Investments 144A	446,308	368,350
HKT Trust	426,592	523,166
Hong Kong & China Gas	1,459,471	2,585,999
Hong Kong Exchanges & Clearing	217,425	5,136,664
Hongkong Land Holdings	231,000	1,462,230
Hysan Development	105,850	437,487
Jardine Matheson Holdings	47,600	2,629,900
Kerry Properties	101,531	275,611
Li & Fung	992,000	436,227
Link REIT	427,715	2,779,913
Melco Crown Entertainment ADR	35,846	569,951
MGM China Holdings	135,995	282,004
MTR	290,487	1,412,259
New World Development	988,366	1,045,147
NWS Holdings	264,725	431,508
PCCW	636,596	344,794
Power Assets Holdings	266,000	2,344,587
Sands China	465,868	2,024,599
Shangri-La Asia	254,166	268,112
Sino Land	519,996	779,206

LVIP SSGA International Index Fund–8

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
⬛Hong Kong (continued)
SJM Holdings	287,591	$225,489
Sun Hung Kai Properties	275,005	3,475,465
Swire Pacific Class A	91,500	873,760
Swire Properties	196,961	543,551
Techtronic Industries	231,500	829,931
#WH Group 144A	1,351,793	1,093,009
Wharf Holdings	265,000	1,761,655
Wheelock & Co.	137,000	771,172
Wynn Macau	271,153	431,495
Yue Yuen Industrial Holdings	118,500	430,173

		73,133,258

Ireland–0.70%
†=Anglo Irish Bank	3,965	0
†Bank of Ireland	4,631,473	1,140,825
CRH	156,236	5,419,839
Kerry Group Class A	30,564	2,184,560
Paddy Power Betfair	15,571	1,663,668
†Ryanair Holdings ADR	5,317	442,693
WPP	241,730	5,410,010

		16,261,595

Israel–0.64%
Azrieli Group	6,290	272,857
Bank Hapoalim	182,788	1,087,128
†Bank Leumi Le-Israel	243,592	1,002,938
Bezeq The Israeli Telecommunication	354,913	674,437
†Check Point Software Technologies	24,864	2,100,013
Elbit Systems	3,945	399,411
Frutarom Industries	6,428	328,905
Israel Chemicals	85,880	352,255
Mizrahi Tefahot Bank	17,430	254,976
†Mobileye	29,528	1,125,607
NICE Systems	10,087	687,646
†Taro Pharmaceutical Industries	3,595	378,446
Teva Pharmaceutical Industries	153,703	5,518,393
Teva Pharmaceutical Industries ADR	17,569	636,876

		14,819,888

Italy–1.91%
Assicurazioni Generali	223,845	3,327,102
Atlantia	80,622	1,889,134
Enel	1,433,677	6,320,362
Eni	477,443	7,774,918
Ferrari	21,087	1,227,507
†Fiat Chrysler Automobiles	151,914	1,385,640
Intesa Sanpaolo	2,390,714	6,105,235
Intesa Sanpaolo RSP	156,997	369,197
†Leonardo	68,138	956,818
Luxottica Group	33,063	1,778,472
Mediobanca	95,321	778,134
#Poste Italiane 144A	93,206	618,604
Prysmian	33,255	854,143

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Italy (continued)
†Saipem	895,467	$504,298
Snam	477,651	1,967,957
†Telecom Italia	1,994,847	1,757,596
†Telecom Italia RSP	1,014,860	733,917
Tenaris	88,192	1,575,415
Terna Rete Elettrica Nazionale	253,807	1,162,724
UniCredit	1,015,884	2,923,658
UnipolSai	165,713	354,109

		44,364,940

Japan–23.69%
ABC-Mart	4,800	271,880
†Acom	67,200	293,811
Aeon	127,200	1,802,295
AEON Financial Service	19,500	346,537
Aeon Mall	16,390	230,547
Air Water	24,000	433,283
Aisin Seiki	37,500	1,626,738
Ajinomoto	105,000	2,114,824
Alfresa Holdings	29,600	489,809
Alps Electric	39,800	962,351
Amada Holdings	57,300	639,799
ANA Holdings	199,000	536,002
Aozora Bank	252,000	890,490
Asahi Glass	205,000	1,396,193
Asahi Group Holdings	74,200	2,342,657
Asahi Kasei	243,000	2,119,688
Asics	29,200	583,375
Astellas Pharma	404,900	5,624,429
Bandai Namco Holdings	41,400	1,142,374
Bank of Kyoto	51,000	378,764
Benesse Holdings	10,300	283,773
Bridgestone	122,700	4,424,024
Brother Industries	39,700	716,383
Calbee	12,400	388,312
Canon	200,600	5,655,418
Casio Computer	39,300	555,832
Central Japan Railway	27,200	4,475,345
Chiba Bank	128,000	785,249
Chubu Electric Power	125,300	1,750,716
Chugai Pharmaceutical	46,000	1,320,471
Chugoku Bank	25,500	366,109
Chugoku Electric Power	46,900	550,160
Concordia Financial Group	241,900	1,164,432
Credit Saison	24,400	433,615
†CYBERDYNE	16,000	226,156
Dai Nippon Printing	94,000	928,941
Daicel	47,100	519,863
Dai-ichi Life Insurance	204,800	3,409,975
Daiichi Sankyo	115,700	2,367,457
Daikin Industries	44,300	4,068,967
Daito Trust Construction	13,600	2,045,673

LVIP SSGA International Index Fund–9

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Daiwa House Industry	107,900	$2,950,575
Daiwa House REIT Investment	230	581,716
Daiwa Securities Group	322,000	1,984,484
DeNA	17,700	386,788
Denso	90,200	3,907,445
Dentsu	41,900	1,971,765
Don Quijote Holdings	21,600	799,316
East Japan Railway	62,300	5,383,786
Eisai	48,100	2,760,683
Electric Power Development	24,700	568,496
FamilyMart	13,900	925,279
FANUC	36,400	6,171,260
Fast Retailing	10,100	3,614,828
Fuji Electric	127,000	658,498
Fuji Heavy Industries	116,000	4,736,274
FUJIFILM Holdings	83,300	3,160,945
Fujitsu	360,000	2,000,599
Fukuoka Financial Group	136,000	603,927
Hachijuni Bank	96,200	558,063
Hakuhodo DY Holdings	32,700	402,892
Hamamatsu Photonics	25,800	678,802
Hankyu Hanshin Holdings	47,500	1,524,064
Hikari Tsushin	5,000	465,882
Hino Motors	47,200	480,582
Hirose Electric	6,940	860,412
Hiroshima Bank	75,000	350,374
Hisamitsu Pharmaceutical	13,200	660,706
Hitachi	911,000	4,926,220
Hitachi Chemical	17,500	437,668
Hitachi Construction Machinery	25,300	547,887
Hitachi High-Technologies	14,900	601,099
Hitachi Metals	34,000	460,800
Hokuriku Electric Power	28,300	317,202
Honda Motor	304,700	8,903,106
Hoshizaki	10,400	823,102
Hoya	75,800	3,185,059
Hulic	50,200	446,270
Idemitsu Kosan	14,400	382,563
†IHI	260,000	676,278
Iida Group Holdings	25,000	474,225
Inpex	185,000	1,853,562
Isetan Mitsukoshi Holdings	56,500	609,112
Isuzu Motors	119,800	1,518,065
ITOCHU	283,300	3,761,982
J Front Retailing	43,000	579,465
Japan Airlines	20,200	590,229
Japan Airport Terminal	7,300	263,893
Japan Exchange Group	102,300	1,461,741
Japan Post Bank	68,200	818,692
Japan Post Holdings	92,800	1,158,462
Japan Prime Realty Investment	140	551,615
Japan Real Estate Investment	258	1,406,169

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Japan Retail Fund Investment	430	$870,486
Japan Tobacco	206,100	6,778,596
JFE Holdings	91,900	1,399,632
JGC	34,900	634,247
JSR	31,300	493,569
JTEKT	37,600	601,600
JX Holdings	414,710	1,755,354
Kajima	184,000	1,273,634
Kakaku.com	22,800	377,285
Kamigumi	41,000	390,794
Kaneka.	43,000	350,255
†Kansai Electric Power	142,000	1,552,736
Kansai Paint	36,800	677,907
Kao	95,200	4,513,396
Kawasaki Heavy Industries	244,000	766,186
KDDI	342,800	8,680,356
Keihan Holdings	86,000	565,117
Keikyu	79,000	915,893
Keio	97,000	797,579
Keisei Electric Railway	23,000	558,297
Keyence	8,544	5,862,920
Kikkoman	25,000	800,000
Kintetsu Group Holdings	369,000	1,408,120
Kirin Holdings	157,600	2,564,076
†Kobe Steel	52,100	497,931
Koito Manufacturing	23,200	1,228,732
Komatsu	174,700	3,957,375
Konami Holdings	15,200	613,852
Konica Minolta	76,200	756,947
Kose	5,400	448,633
Kubota	201,600	2,878,029
Kuraray	73,900	1,110,318
Kurita Water Industries	16,000	352,376
Kyocera	61,200	3,043,375
Kyowa Hakko Kirin	43,700	604,228
Kyushu Electric Power	71,900	780,057
Kyushu Financial Group	68,000	461,382
Lawson	11,200	786,755
†Line	7,000	240,171
Lion	40,000	657,112
LIXIL Group	54,700	1,242,129
M3	32,700	823,970
Mabuchi Motor	8,200	427,979
Makita	22,000	1,473,882
Marubeni	321,000	1,820,396
Marui Group	39,100	571,069
Maruichi Steel Tube	14,100	459,042
Mazda Motor	110,800	1,812,617
McDonald’s Holdings	13,100	342,982
Mebuki Financial	198,510	735,442
Medipal Holdings	37,600	592,914
MEIJI Holdings	22,268	1,745,240

LVIP SSGA International Index Fund–10

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Minebea	60,000	$562,652
Miraca Holdings	13,300	597,433
MISUMI Group	46,100	758,900
Mitsubishi	283,600	6,042,045
Mitsubishi Chemical Holdings	264,600	1,716,080
Mitsubishi Electric	363,800	5,072,189
Mitsubishi Estate	236,000	4,699,807
Mitsubishi Gas Chemical	30,500	520,620
Mitsubishi Heavy Industries	613,000	2,793,444
Mitsubishi Logistics	19,000	268,723
Mitsubishi Materials	18,800	577,472
Mitsubishi Motors	121,700	693,495
Mitsubishi Tanabe Pharma	39,700	778,884
Mitsubishi UFJ Financial Group	2,375,000	14,635,080
Mitsubishi UFJ Lease & Finance	106,000	547,799
Mitsui & Co.	322,200	4,430,164
Mitsui Chemicals	190,000	853,476
Mitsui Fudosan	169,000	3,911,401
Mitsui OSK Lines	193,000	535,033
Mixi	8,300	303,239
Mizuho Financial Group	4,512,620	8,100,515
MS&AD Insurance Group Holdings	96,554	2,993,897
Murata Manufacturing	36,100	4,833,925
Nabtesco	19,000	442,019
Nagoya Railroad	155,000	749,305
NEC	528,000	1,400,471
Nexon	30,200	437,722
NGK Insulators	54,500	1,057,125
NGK Spark Plug	30,000	666,866
NH Foods	29,000	782,845
Nidec	45,100	3,891,624
Nikon	57,400	892,370
Nintendo	21,300	4,472,317
Nippon Building Fund	277	1,533,425
Nippon Electric Glass	99,000	535,341
Nippon Express	140,000	753,455
Nippon Paint Holdings	27,400	746,687
Nippon Prologis REIT	264	539,633
Nippon Steel & Sumitomo Metal	153,322	3,419,982
Nippon Telegraph & Telephone	130,200	5,472,021
Nippon Yusen	272,000	505,018
Nissan Chemical Industries	20,700	691,624
Nissan Motor	456,100	4,587,342
Nisshin Seifun Group	31,765	476,713
Nissin Foods Holdings	9,900	520,094
Nitori Holdings	15,600	1,783,239
Nitto Denko	31,800	2,440,335
NOK	14,100	285,438
Nomura Holdings	688,200	4,057,657
Nomura Real Estate Holdings	21,000	357,202
Nomura Real Estate Master Fund	690	1,043,782
Nomura Research Institute	22,869	696,587

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
NSK	74,300	$860,767
NTT Data	25,900	1,252,064
NTT DOCOMO	260,200	5,928,664
Obayashi	113,700	1,086,656
Obic	10,900	476,569
Odakyu Electric Railway	51,500	1,019,204
Oji Holdings	137,000	557,964
Olympus	56,300	1,946,113
Omron	38,800	1,488,924
Ono Pharmaceutical	80,100	1,751,406
Oracle Corp. Japan	5,900	297,335
Oriental Land	42,000	2,373,921
ORIX	250,500	3,909,407
Osaka Gas	380,000	1,461,801
Otsuka	8,800	411,106
Otsuka Holdings	74,400	3,242,089
Panasonic	417,600	4,250,141
Park24	17,800	482,789
Pola Orbis Holdings	3,500	288,984
†Rakuten	180,700	1,771,053
Recruit Holdings	70,300	2,821,022
Resona Holdings	426,600	2,188,207
Ricoh	138,600	1,171,652
Rinnai	5,400	435,696
Rohm	15,000	863,743
Ryohin Keikaku	4,100	803,688
Sankyo	7,600	245,476
Santen Pharmaceutical	62,800	768,376
SBI Holdings	35,870	456,374
Secom	40,100	2,932,833
Sega Sammy Holdings	31,700	471,669
Seibu Holdings	30,000	538,011
Seiko Epson	57,900	1,226,118
Sekisui Chemical	83,500	1,331,713
Sekisui House	116,900	1,945,916
Seven & i Holdings	141,600	5,395,036
Seven Bank	91,400	261,981
†Sharp	281,000	649,155
Shimadzu	39,000	621,330
Shimamura	3,500	436,920
Shimano	14,300	2,243,953
Shimizu	93,000	850,627
Shin-Etsu Chemical	73,200	5,678,754
Shinsei Bank	301,000	504,779
Shionogi & Co.	57,100	2,735,426
Shiseido	73,700	1,865,595
Shizuoka Bank	90,000	756,193
Showa Shell Sekiyu	36,300	337,609
SMC	10,900	2,602,477
SoftBank Group	179,300	11,912,424
Sohgo Security Services	11,900	457,673
Sompo Holdings	67,975	2,303,153

LVIP SSGA International Index Fund–11

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Sony	236,700	$6,632,663
Sony Financial Holdings	29,300	457,268
Stanley Electric	25,300	691,624
Start Today	29,400	507,881
Sumitomo	227,100	2,672,736
Sumitomo Chemical	278,000	1,322,507
Sumitomo Dainippon Pharma	36,600	629,442
Sumitomo Electric Industries	145,600	2,101,000
Sumitomo Heavy Industries	93,000	599,179
Sumitomo Metal Mining	100,000	1,289,412
Sumitomo Mitsui Financial Group	251,000	9,578,267
Sumitomo Mitsui Trust Holdings	63,746	2,281,493
Sumitomo Realty & Development	69,000	1,833,703
Sumitomo Rubber Industries	28,800	457,350
Sundrug	6,300	436,081
Suntory Beverage & Food	28,700	1,192,201
Suruga Bank	29,100	649,599
Suzuken Aichi	13,050	426,533
Suzuki Motor	66,300	2,333,760
Sysmex	30,300	1,755,132
T&D Holdings	114,000	1,507,482
Taiheiyo Cement	198,000	626,824
Taisei	207,000	1,448,779
Taisho Pharmaceutical Holdings	7,700	639,059
Taiyo Nippon Sanso	21,900	253,712
Takashimaya	70,000	577,369
Takeda Pharmaceutical	133,700	5,531,033
TDK	24,100	1,657,874
Teijin	31,600	640,517
Terumo	65,600	2,421,938
THK	20,300	449,162
Tobu Railway	167,000	828,749
Toho	25,100	709,780
Toho Gas	60,000	488,214
Tohoku Electric Power	93,900	1,186,655
Tokio Marine Holdings	128,200	5,260,725
†Tokyo Electric Power Holdings	243,500	983,375
Tokyo Electron	30,000	2,835,080
Tokyo Gas	343,000	1,552,194
Tokyo Tatemono	32,000	427,944
Tokyu	208,000	1,528,744
Tokyu Fudosan Holdings	86,300	509,493
TonenGeneral Sekiyu	49,000	516,518
Toppan Printing	89,000	849,831
Toray Industries	282,000	2,283,024
†Toshiba	769,000	1,862,707
TOTO	29,400	1,163,422
Toyo Seikan Group Holdings	27,500	513,412
Toyo Suisan Kaisha	13,900	503,671
Toyoda Gosei	10,900	254,978
Toyota Industries	28,600	1,363,012
Toyota Motor	501,000	29,483,448

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Toyota Tsusho	36,000	$937,925
†Trend Micro	18,500	657,690
Tsuruha Holdings	6,500	617,326
Unicharm	78,800	1,724,329
United Urban Investment	495	753,459
USS	37,900	603,806
West Japan Railway	31,900	1,957,807
Yahoo Japan	239,700	920,858
Yakult Honsha	14,800	686,340
Yamada Denki	105,800	570,302
Yamaguchi Financial Group	32,000	348,543
Yamaha	28,600	873,600
Yamaha Motor	57,000	1,255,341
Yamato Holdings	71,000	1,443,692
Yamazaki Baking	28,900	558,342
Yaskawa Electric	42,700	664,202
Yokogawa Electric	50,700	734,418
Yokohama Rubber	16,000	286,939

		550,055,117

Netherlands–4.29%
#ABN AMRO Group CVA 144A	56,426	1,250,303
Aegon	356,689	1,962,950
†AerCap Holdings	27,988	1,164,581
Akzo Nobel	47,252	2,954,048
†Altice Class A	62,218	1,233,248
†Altice Class B-W/I	16,305	324,904
†ArcelorMittal	352,119	2,600,537
ASML Holding	69,022	7,748,763
Boskalis Westminster	15,767	547,539
CNH Industrial	199,381	1,734,645
EXOR	18,655	804,732
Gemalto	13,504	780,687
Heineken	43,802	3,285,669
Heineken Holding	16,973	1,181,699
ING Groep	724,404	10,195,212
Koninklijke Ahold Delhaize	241,481	5,091,525
Koninklijke DSM	35,020	2,099,762
Koninklijke KPN	663,161	1,964,387
Koninklijke Philips	178,610	5,452,401
Koninklijke Vopak	11,600	547,957
NN Group	61,092	2,070,412
†NXP Semiconductors	55,320	5,421,913
Randstad Holding	20,765	1,126,357
RELX	189,580	3,190,987
Royal Dutch Shell Class B	696,685	20,211,317
Unilever CVA	303,758	12,507,055
Wolters Kluwer	58,315	2,112,882

		99,566,472

New Zealand–0.16%
Auckland International Airport	168,953	733,573

LVIP SSGA International Index Fund–12

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
New Zealand (continued)
Contact Energy	130,095	$421,157
Fletcher Building	113,652	836,913
Mercury	115,924	238,376
Meridian Energy	215,758	389,706
Ryman Healthcare	58,695	330,689
Spark New Zealand	302,819	717,356

		3,667,770

Norway–0.64%
DNB	187,007	2,780,628
Gjensidige Forsikring	32,572	516,755
†Marine Harvest	64,411	1,161,365
Norsk Hydro	226,423	1,082,906
Orkla	137,241	1,242,827
Schibsted	14,689	336,974
Schibsted Class B	15,002	317,922
Statoil	214,736	3,938,948
Telenor	144,856	2,163,945
Yara International	31,230	1,229,620

		14,771,890

Portugal–0.14%
Energias de Portugal	389,897	1,187,770
Galp Energia	99,416	1,484,987
Jeronimo Martins	41,950	650,899

		3,323,656

Singapore–1.24%
Ascendas Real Estate Investment Trust	514,387	806,310
CapitaLand	530,500	1,106,315
CapitaLand Commercial Trust	490,700	501,492
CapitaLand Mall Trust	545,400	709,926
City Developments	95,300	544,891
ComfortDelGro	363,000	619,142
DBS Group Holdings	335,173	4,013,327
Genting Singapore	1,017,800	636,059
Global Logistic Properties	449,000	682,112
Golden Agri-Resources	1,199,480	356,162
Hutchison Port Holdings Trust	909,400	395,589
Jardine Cycle & Carriage	22,288	634,557
Keppel	298,715	1,194,324
Oversea-Chinese Banking	595,955	3,670,834
SATS	113,200	379,118
Sembcorp Industries	151,000	297,172
Singapore Airlines	91,000	607,651
Singapore Exchange	135,000	667,472
Singapore Press Holdings	341,200	831,707
Singapore Technologies Engineering	338,800	755,670
Singapore Telecommunications	1,508,700	3,802,614
StarHub	118,000	228,968
Suntec Real Estate Investment Trust	451,000	513,863
United Overseas Bank	246,067	3,466,331
UOL Group	75,308	311,497

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Singapore (continued)
Wilmar International	402,300	$997,312

		28,730,415

South Africa–0.03%
Mediclinic International	62,675	595,526

		595,526

Spain–3.03%
Abertis Infraestructuras	125,795	1,760,499
ACS Actividades de Construccion y
Servicios	32,623	1,030,905
#Aena 144A	13,133	1,792,340
Amadeus IT Holding	83,165	3,779,259
Banco Bilbao Vizcaya Argentaria	1,232,104	8,318,793
Banco de Sabadell	890,297	1,239,877
Banco Popular Espanol	565,278	546,247
Banco Santander	2,722,137	14,209,803
Bankia	835,065	853,539
Bankinter	120,397	932,776
CaixaBank	640,406	2,116,747
Distribuidora Internacional de Alimentacion	104,799	514,627
Enagas	38,184	969,690
Endesa	53,477	1,132,888
Ferrovial	95,960	1,716,704
Gas Natural SDG	61,664	1,162,549
Grifols	50,221	998,094
Iberdrola	1,015,415	6,663,377
Industria de Diseno Textil	204,473	6,980,185
Mapfre	181,469	553,968
Red Electrica	84,952	1,602,938
Repsol	210,283	2,970,576
Telefonica	899,869	8,354,719
Zardoya Otis	26,746	226,078

		70,427,178

Sweden–2.78%
Alfa Laval	49,739	823,287
Assa Abloy Class B	21,585	400,635
Assa Abloy Ordinary Shares (London Stock Exchange) Class B	168,750	3,138,617
Atlas Copco Class A	127,146	3,872,743
Atlas Copco Class B	75,438	2,058,469
Boliden	53,867	1,406,599
Electrolux Class B	40,505	1,006,112
Getinge Class B	35,029	561,734
Hennes & Mauritz Class B	178,749	4,971,681
Hexagon Class B	50,429	1,801,708
Husqvarna Class B	76,246	592,939
ICA Gruppen	14,943	455,805
Industrivarden Class C	25,640	477,869
Investor Class B	86,916	3,248,403
Kinnevik Class B	39,633	949,650

LVIP SSGA International Index Fund–13

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Sweden (continued)
L E Lundbergforetagen Class B	6,376	$390,863
†Lundin Petroleum	31,520	685,368
Millicom International Cellular SDR	11,134	475,761
Nordea Bank	570,701	6,345,577
Sandvik	204,628	2,531,291
Securitas Class B	53,264	838,370
Skandinaviska Enskilda Banken Class A	290,028	3,041,751
Skanska Class B	66,792	1,576,950
SKF Class B	67,025	1,233,002
Svenska Cellulosa Class B	115,873	3,272,465
Svenska Handelsbanken Class A	288,189	4,004,646
Swedbank Class A	171,450	4,145,768
Swedish Match	31,779	1,010,861
Tele2 Class B	56,196	450,587
Telefonaktiebolaget LM Ericsson Class B	585,217	3,436,558
Telia	504,173	2,031,501
Volvo Class B	293,649	3,429,440

		64,667,010

Switzerland–8.83%
†ABB	352,736	7,440,606
†Actelion	18,419	3,988,402
Adecco	31,527	2,063,512
†Aryzta	14,685	646,786
Baloise Holding	8,418	1,060,620
†Barry Callebaut	344	420,921
Chocoladefabriken Lindt & Spruengli Class R	17	1,033,389
Chocoladefabriken Lindt & Spruengli PC	169	875,454
Cie Financiere Richemont Class A	98,000	6,491,309
†Credit Suisse Group	374,096	5,367,321
†Dufry	7,710	961,573
EMS-Chemie Holding	1,378	700,300
Galenica	657	741,327
Geberit	7,077	2,836,916
Givaudan	1,758	3,221,475
†Glencore	2,289,494	7,825,631
†Julius Baer Group	43,410	1,928,149
Kuehne + Nagel International Class R	9,092	1,201,790
†LafargeHolcim	85,955	4,528,612
†Lonza Group	10,289	1,781,352
Nestle	581,235	41,696,177
Novartis	417,050	30,348,036
Pargesa Holding Bearer Shares	4,834	314,735
Partners Group Holding	3,389	1,588,334
Roche Holding	131,212	29,971,434
Schindler Holding	3,438	600,629
Schindler Holding PC	7,448	1,313,622
SGS	1,058	2,152,780

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
Sika Bearer Shares	416	$1,998,499
Sonova Holding	8,974	1,087,491
Swatch Group	6,016	1,871,027
Swatch Group Bearer Shares	8,354	510,691
†Swiss Life Holding	6,262	1,772,276
†Swiss Prime Site	12,045	985,909
Swiss Re	60,944	5,775,406
Swisscom	4,999	2,239,069
Syngenta	18,014	7,120,333
UBS Group	682,691	10,693,235
†Zurich Insurance Group	28,199	7,764,902

		204,920,030

United Kingdom–16.65%
3i Group	190,478	1,652,605
Aberdeen Asset Management	155,322	492,521
Admiral Group	35,605	801,680
†Anglo American	265,246	3,791,914
Antofagasta	66,393	552,303
Ashtead Group	97,536	1,899,213
Associated British Foods	68,680	2,323,402
AstraZeneca	235,737	12,891,926
#Auto Trader Group 144A	168,540	849,529
Aviva	766,718	4,596,009
Babcock International Group	41,546	487,948
BAE Systems	599,202	4,367,970
Barclays	3,164,205	8,713,581
Barratt Developments	206,243	1,175,300
Berkeley Group Holdings	22,114	765,272
BHP Billiton	396,141	6,378,387
BP	3,492,437	21,933,588
British American Tobacco	346,668	19,744,603
British Land	192,836	1,496,014
BT Group	1,582,054	7,153,535
Bunzl	65,517	1,702,873
Burberry Group	87,110	1,607,095
Capita	112,215	734,340
Carnival	36,968	1,879,324
Centrica	1,045,627	3,016,685
Cobham	287,542	580,098
Coca-Cola European Partners	42,766	1,351,429
†Coca-Cola HBC	29,789	649,802
Compass Group	309,205	5,719,774
Croda International	22,097	870,346
DCC	18,086	1,346,267
Diageo	469,569	12,210,503
Direct Line Insurance Group	242,254	1,102,858
Dixons Carphone	164,784	720,121
easyJet	26,750	331,315
Experian	182,061	3,531,615
Fresnillo	36,441	548,350
G4S	261,232	756,564

LVIP SSGA International Index Fund–14

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
GKN	301,284	$1,231,610
GlaxoSmithKline	906,930	17,458,482
Hammerson	133,317	941,438
Hargreaves Lansdown	43,922	656,591
Hikma Pharmaceuticals	26,275	612,978
HSBC Holdings	3,730,984	30,204,687
IMI	45,784	586,812
Imperial Brands	179,453	7,834,518
Inmarsat	75,942	703,336
InterContinental Hotels Group	36,864	1,652,787
International Consolidated Airlines Group	34,180	184,539
International Consolidated Airlines Group (London Stock Exchange)	102,223	555,444
Intertek Group	32,936	1,412,949
Intu Properties	158,853	550,702
Investec	139,504	921,517
ITV	712,834	1,813,217
J Sainsbury	333,823	1,025,629
Johnson Matthey	38,061	1,492,561
Kingfisher	436,260	1,883,377
Land Securities Group	153,602	2,017,928
Legal & General Group	1,131,483	3,452,633
Lloyds Banking Group	12,011,797	9,253,567
London Stock Exchange Group	60,883	2,186,439
Marks & Spencer Group	330,298	1,424,707
Meggitt	130,524	737,694
#Merlin Entertainments 144A	119,494	660,628
Mondi	72,291	1,484,263
National Grid	704,408	8,260,958
NEX Group	53,282	305,014
Next	27,365	1,680,498
Old Mutual	949,653	2,426,140
Pearson	161,264	1,626,701
Persimmon	62,767	1,373,808
Petrofac	43,679	467,783
Provident Financial	24,853	872,616
Prudential	481,943	9,666,480
Randgold Resources	19,038	1,505,115
Reckitt Benckiser Group	118,088	10,021,310
RELX	206,839	3,693,622
Rio Tinto	231,232	9,000,787
†Rolls-Royce Holdings	350,822	2,888,118
†Royal Bank of Scotland Group	688,673	1,906,226
Royal Dutch Shell Class A	804,259	22,226,965
Royal Mail	151,527	862,934
RSA Insurance Group	206,709	1,492,824
Sage Group	210,171	1,696,547
Schroders	23,299	860,836
Segro	139,493	787,525
Severn Trent	48,292	1,322,425
Shire	168,118	9,704,715

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Sky	200,071	$2,443,484
Smith & Nephew	171,415	2,579,385
Smiths Group	80,108	1,397,947
SSE	191,223	3,659,850
St James’s Place	92,031	1,150,069
†Standard Chartered	618,887	5,061,386
Standard Life	386,152	1,770,325
Tate & Lyle	78,530	684,721
Taylor Wimpey	667,863	1,263,419
†Tesco	1,546,642	3,942,730
TP ICAP	43,542	232,511
Travis Perkins	42,088	753,142
TUI	101,666	1,457,160
Unilever	239,805	9,730,512
United Utilities Group	133,977	1,487,670
Vodafone Group	4,961,202	12,219,199
Weir Group	36,368	847,097
Whitbread	35,922	1,671,646
William Hill	146,218	522,938
Wm Morrison Supermarkets	455,030	1,293,717
Wolseley	48,231	2,949,407
#Worldpay Group 144A	370,433	1,232,152

		386,668,106

Total Common Stock (Cost $2,085,600,910)		2,263,594,894

ΔPREFERRED STOCK–0.53%
Germany–0.53%
Bayerische Motoren Werke 4.39%	10,228	782,725
FUCHS PETROLUB 2.03%	12,670	531,883
Henkel 1.29%	33,743	4,022,591
Porsche Automobil Holding 1.83%	30,053	1,636,810
†Schaeffler 0.00%	27,682	409,555
Volkswagen 0.12%	35,025	4,916,490

Total Preferred Stock (Cost $11,932,870)		12,300,054

ΔRIGHT–0.00%
Spain–0.00%
†Repsol exercise price EUR 0.000001 expiration date 1/12/17	210,254	77,906

		77,906

Total Right (Cost $77,723)		77,906

LVIP SSGA International Index Fund–15

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

MONEY MARKET FUND–1.40%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	32,577,897	$32,577,897

Total Money Market Fund (Cost $32,577,897)		32,577,897

TOTAL VALUE OF SECURITIES–99.43% (Cost $2,130,189,400)	$2,308,550,751
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.57%	13,150,372

NET ASSETS APPLICABLE TO 284,789,518 SHARES OUTSTANDING–100.00%	$2,321,701,123

NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND STANDARD CLASS ($2,049,698,948 / 251,435,198 Shares)	$8.152

NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND SERVICE CLASS ($272,002,175 / 33,354,320 Shares)	$8.155

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$2,333,852,265
Distributions in excess of net investment income	(1,528,476)
Accumulated net realized loss on investments	(188,134,228)
Net unrealized appreciation of investments, foreign currencies and derivatives	177,511,562

Total net assets	$2,321,701,123

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $10,588,184, which represents 0.46% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

⬛	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«

Includes $2,703,245 cash collateral held at broker for futures contracts, $33,773 payable for securities purchased, $1,195,471 payable for fund shares redeemed and $680,717 due to manager and affiliates as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following futures contract was outstanding at December 31, 2016:1

Future Contract

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
555	E-mini MSCI EAFE Index - Equity Contract	$46,723,070	$46,497,900	3/20/17	$(225,170)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP SSGA International Index Fund–16

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

CDI–Chess Depository Interest

CVA–Dutch Certificate

FDR–Fiduciary Depositary Receipt

PC–Participation Certificate

REIT–Real Estate Investment Trust

RSP–Risparmio Italian Savings Shares

SDR–Special Drawing Right

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund–17

LVIP SSGA International Index Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$83,334,594
Foreign tax withheld	(6,435,423)

76,899,171

EXPENSES:
Management fees	9,199,663
Index fees	750,095
Distribution fees-Service Class	660,449
Accounting and administration expenses	570,999
Custodian fees	244,228
Professional fees	135,959
Pricing fees	101,413
Reports and statements to shareholders	88,389
Trustees’ fees and expenses	61,768
Consulting fees	3,196
Other	27,783

11,843,942
Less management fees waived	(1,790,080)

Total operating expenses	10,053,862

NET INVESTMENT INCOME	66,845,309

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(109,392,850)
Foreign currencies	(2,369,406)
Foreign currency exchange contracts	526,748
Futures contracts	(1,031,306)

Net realized loss	(112,266,814)

Net change in unrealized appreciation (depreciation) of:
Investments	78,674,012
Foreign currencies	(327,666)
Futures contracts	(443,575)

Net change in unrealized appreciation (depreciation)	77,902,771

NET REALIZED AND UNREALIZED LOSS	(34,364,043)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,481,266

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$66,845,309	$58,249,824
Net realized loss	(112,266,814)	(17,544,167)
Net change in unrealized appreciation (depreciation)	77,902,771	(78,508,834)

Net increase (decrease) in net assets resulting from operations	32,481,266	(37,803,177)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(63,172,869)	(57,007,876)
Service Class	(7,704,545)	(6,418,441)

	(70,877,414)	(63,426,317)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	773,109,377	561,499,408
Service Class	34,367,671	35,094,770
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	63,172,869	57,007,876
Service Class	7,704,545	6,418,441

	878,354,462	660,020,495

Cost of shares redeemed:
Standard Class	(927,321,696)	(213,686,793)
Service Class	(35,246,758)	(50,274,191)

	(962,568,454)	(263,960,984)

Increase (decrease) in net assets derived from capital share transactions	(84,213,992)	396,059,511

NET INCREASE (DECREASE) IN NET ASSETS	(122,610,140)	294,830,017
NET ASSETS:
Beginning of year	2,444,311,263	2,149,481,246

End of year	$2,321,701,123	$2,444,311,263

Undistributed net investment income (distribution in excess of net investment income)	$(1,528,476)	$2,981,912

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund–18

LVIP SSGA International Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA International Index Fund Standard Class
	12/31/16	12/31/15	Year Ended 12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$8.326	$8.657	$9.458	$7.942	$6.851

Income (loss) from investment operations:
Net investment income[1]	0.238	0.222	0.300	0.202	0.206
Net realized and unrealized gain (loss)	(0.154)	(0.329)	(0.849)	1.461	1.031

Total from investment operations	0.084	(0.107)	(0.549)	1.663	1.237

Less dividends and distributions from:
Net investment income	(0.258)	(0.224)	(0.252)	(0.147)	(0.146)

Total dividends and distributions	(0.258)	(0.224)	(0.252)	(0.147)	(0.146)

Net asset value, end of period	$8.152	$8.326	$8.657	$9.458	$7.942

Total return[2]	1.02%	(1.22% )	(5.84% )	20.98%	18.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,049,699	$2,173,659	$1,861,073	$1,552,699	$800,954
Ratio of expenses to average net assets	0.41%	0.41%	0.43%	0.47%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.48%	0.48%	0.51%	0.54%
Ratio of net investment income to average net assets	2.94%	2.48%	3.18%	2.32%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.86%	2.41%	3.13%	2.28%	2.76%
Portfolio turnover	18%	1%	2%	6%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund–19

LVIP SSGA International Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA International Index Fund Service Class
	12/31/16	12/31/15	Year Ended 12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$8.330	$8.660	$9.460	$7.944	$6.855

Income (loss) from investment operations:
Net investment income[1]	0.218	0.200	0.276	0.180	0.187
Net realized and unrealized gain (loss)	(0.155)	(0.329)	(0.847)	1.461	1.030

Total from investment operations	0.063	(0.129)	(0.571)	1.641	1.217

Less dividends and distributions from:
Net investment income	(0.238)	(0.201)	(0.229)	(0.125)	(0.128)

Total dividends and distributions	(0.238)	(0.201)	(0.229)	(0.125)	(0.128)

Net asset value, end of period	$8.155	$8.330	$8.660	$9.460	$7.944

Total return[2]	0.76%	(1.46% )	(6.08% )	20.69%	17.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$272,002	$270,652	$288,408	$315,299	$217,638
Ratio of expenses to average net assets	0.66%	0.66%	0.68%	0.72%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.73%	0.73%	0.76%	0.79%
Ratio of net investment income to average net assets	2.69%	2.23%	2.93%	2.07%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.61%	2.16%	2.88%	2.03%	2.51%
Portfolio turnover	18%	1%	2%	6%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund–20

LVIP SSGA International Index Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in a government money market fund have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP SSGA International Index Fund–21

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Taxable non-cash dividends are recorded as dividend income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund. Effective April 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.052% of the first $1 billion of the average daily net assets of the Fund and 0.10% of the average daily net assets of the Fund in excess of $1 billion. This agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to April 1, 2016, the waiver amount was 0.03% of the first $500 million of average daily net assets of the Fund; 0.05% of the next $500 million and 0.10% of the average daily net assets of the Fund in excess of $1 billion.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$120,570
Legal	30,026

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $41,697 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

LVIP SSGA International Index Fund–22

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$623,847
Distribution fees payable to LFD	56,870

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$399,295,090
Sales	494,742,801

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$2,176,145,858

Aggregate unrealized appreciation	$535,474,600
Aggregate unrealized depreciation	(403,069,707)

Net unrealized appreciation	$132,404,893

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Common Stock	$2,263,594,894
Preferred Stock	12,300,054
Rights	77,906
Money Market Fund	32,577,897

Total	$2,308,550,751

Futures Contracts	$(225,170)

LVIP SSGA International Index Fund–23

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The value of Level 3 investments was zero at the end of the period.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 were as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$70,877,414	$63,426,317

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,333,852,265
Undistributed ordinary income	5,800,425
Capital loss carryforward	(149,731,841)
Net unrealized appreciation	131,780,274

Net assets	$2,321,701,123

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies, mark-to-market on futures contracts and tax treatment of partnership investments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of gain (loss) on foreign currency transactions and partnership investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Loss
$(478,283)	$478,283

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP SSGA International Index Fund–24

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2018	Short-Term	Long-Term	Total
$56,183	$11,641,135	$138,034,523	$149,731,841

*Capital Loss Carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	95,184,197	63,152,961
Service Class	4,259,921	3,935,396
Shares issued upon reinvestment of dividends and distributions:
Standard Class	7,738,747	6,874,127
Service Class	943,145	774,076

	108,126,010	74,736,560

Shares redeemed:
Standard Class	(112,565,620)	(23,938,931)
Service Class	(4,340,992)	(5,522,569)

	(116,906,612)	(29,461,500)

Net increase (decrease)	(8,780,602)	45,275,060

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that the counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure

LVIP SSGA International Index Fund–25

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts as a cash management tool.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(225,170)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,031,306)	$(443,575)
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts contracts	526,748	—

Total		$(504,558)	$(443,575)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$ 1,462,750	$965,510
Futures contracts (average notional value)	48,540,961	—

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counter party certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2016, the Fund had no open derivatives subject to the offsetting provisions.

LVIP SSGA International Index Fund–26

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. These amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA International Index Fund–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA International Index Fund

We have audited the accompanying statement of net assets of the LVIP SSGA International Index Fund (one of the series the constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA International Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA International Index Fund–28

LVIP SSGA International Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP SSGA International Index Fund–29

LVIP SSGA International Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was the same as the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP SSGA International Index Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group (and the same as the category median) and the benchmark index for the one and five year periods and in line with the median of the Morningstar peer group and below the benchmark index for the three year period. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark was due to the Fund’s fees, fair value and transaction costs. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSGA International Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA International Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA International Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA International Index Fund–33

LVIP SSGA International Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP SSGA International Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned (3.60%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the MSCI EAFE® NR Index1 returned 1.00%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund is an international index fund with a volatility management overlay. The Fund is designed to closely track the benchmark, the MSCI EAFE® NR Index, while the volatility management overlay is expected to be the primary driver of relative performance versus the benchmark. For 2016, Fund performance was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Marin Lolic
Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 1/2/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIPSSGA International Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,691 for the Standard Class shares and to $8,629 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have decreased to $9,526. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	– 3.60%
Inception (1/2/14)	– 4.58%

Service Class Shares
One Year	– 3.81%
Inception (1/2/14)	– 4.81%

LVIP SSGA International Managed Volatility Fund–1

LVIP SSGA International Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

1.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA International Managed Volatility Fund–2

LVIP SSGA International Managed Volatility Fund

Disclosure

     OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,007.30	0.25%	$1.26
Service Class Shares	1,000.00	1,006.20	0.50%	2.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA International Managed Volatility Fund–3

LVIP SSGA International Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets

Affiliated Investment	93.01%
International Equity Fund	93.01%
Unaffiliated Investments	6.39%
Common Stock	0.01%
Money Market Fund	6.38%
Total Value of Securities	99.40%
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%

LVIP SSGA International Managed Volatility Fund–4

LVIP SSGA International Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–93.01%
International Equity Fund–93.01%
*Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	43,079,229	$351,095,718

Total Affiliated Investment (Cost $357,759,279)		351,095,718

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS–6.39%
Common Stock–0.01%
China Merchants Shekou Industrial Zone Holdings	19,861	$46,841

		46,841

Money Market Fund–6.38%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	24,075,872	24,075,872

		24,075,872

Total Unaffiliated Investments (Cost $24,128,232)		24,122,713

TOTAL VALUE OF SECURITIES–99.40% (Cost $381,887,511)	375,218,431
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.60%	2,267,919

NET ASSETS APPLICABLE TO 45,909,693 SHARES OUTSTANDING–100.00%	$377,486,350

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
80	British Pound - Currency Contract	$ 6,348,231	$6,179,000	3/13/17	$(169,231)
79	Euro - Currency Contract	10,538,280	10,441,825	3/14/17	(96,455)
309	Euro STOXX 50 Index - Equity Contract	10,400,074	10,659,060	3/18/17	258,986
73	FTSE 100 Index - Equity Contract	6,202,998	6,342,546	3/20/17	139,548
70	Japanese Yen - Currency Contract	7,662,954	7,522,375	3/13/17	(140,579)
45	Nikkei 225 Index (OSE) - Equity Contract	7,303,333	7,354,011	3/10/17	50,678

					$42,947

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–5

LVIP SSGA International Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investment, at value	$351,095,718
Unaffiliated investments, at value	24,122,713

Total investments, at value	$375,218,431

Cash	41,728
Cash collateral held at broker for futures contracts	1,799,175
Foreign currencies collateral held at broker, at value	566,121
Receivable for fund shares sold	157,062
Receivable for investments sold	47,749
Net unrealized appreciation on open futures contracts	42,947
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	5,502
Dividends receivable from investments	4,780

TOTAL ASSETS	377,883,495

LIABILITIES:
Due to manager and affiliates	166,230
Other accrued expenses payable	156,468
Foreign currencies due to custodian	61,241
Payable for fund shares redeemed	13,206

TOTAL LIABILITIES	397,145

TOTAL NET ASSETS	$377,486,350

Affiliated investment, at cost	$357,759,279
Unaffiliated investments, at cost	24,128,232

Total investments, at cost	$381,887,511

Foreign currencies due to custodian, at cost	$(60,853)

Foreign currencies collateral held at broker, at cost	$566,121

Standard Class:
Net Assets	$17,548,949
Shares Outstanding	2,135,753
Net Asset Value Per Share	$8.217

Service Class:
Net Assets	$359,937,401
Shares Outstanding	43,773,940
Net Asset Value Per Share	$8.223

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$392,347,891
Undistributed net investment income	31,318
Accumulated net realized loss on investments	(8,266,337)
Net unrealized depreciation of investments and derivatives	(6,626,522)

TOTAL NET ASSETS	$377,486,350

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–6

LVIP SSGA International Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investment	$3,480,760
Dividends from unaffiliated investments	14,868
Foreign tax withheld	(510)

3,495,118

EXPENSES:
Management fees	913,243
Distribution fees-Service Class	297,781
Accounting and administration expenses	54,176
Professional fees	26,385
Reports and statements to shareholders	17,204
Consulting fees	3,719
Trustees’ fees and expenses	2,666
Custodian fees	2,048
Pricing fees	131
Other	682

1,318,035
Less management fees waived	(645,722)
Less expenses reimbursed	(74,124)

Total operating expenses	598,189

NET INVESTMENT INCOME	2,896,929

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(1,749,447)
Sale of unaffiliated investments	(3,142)
Foreign currencies	(39,620)
Foreign currency exchange contracts	5,334
Futures contracts	(4,639,317)

Net realized loss	(6,426,192)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(382,030)
Unaffiliated investments	(5,519)
Foreign currencies	(389)
Futures contracts	42,947

Net change in unrealized appreciation (depreciation)	(344,991)

NET REALIZED AND UNREALIZED LOSS	(6,771,183)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,874,254)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,896,929	$1,665,273
Net realized loss	(6,426,192)	(1,522,362)
Net change in unrealized appreciation (depreciation)	(344,991)	(5,189,673)

Net decrease in net assets resulting from operations	(3,874,254)	(5,046,762)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(175,166)	(199)
Service Class	(2,656,159)	(1,644,145)
Return of capital:
Standard Class	—	(1)
Service Class	—	(9,495)

	(2,831,325)	(1,653,840)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	311,803	—
Service Class	60,950,021	80,068,443
Net assets from merger*:
Standard Class	17,389,443	—
Service Class	237,476,930	—
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	175,166	200
Service Class	2,656,159	1,653,640

	318,959,522	81,722,283

Cost of shares redeemed:
Standard Class	(126,636)	—
Service Class	(19,229,452)	(7,026,333)

	(19,356,088)	(7,026,333)

Increase in net assets derived from capital share transactions	299,603,434	74,695,950

NET INCREASE IN NET ASSETS	292,897,855	67,995,348
NET ASSETS:
Beginning of year	84,588,495	16,593,147

End of year	$377,486,350	$84,588,495

Undistributed net investment income	$31,318	$—

*See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–7

LVIP SSGA International Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA International Managed Volatility Fund Standard Class
	Year Ended		1/2/14[2] to
	12/31/16[1]	12/31/15	12/31/14
Net asset value, beginning of period	$8.611	$9.123	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.218	0.328	0.334
Net realized and unrealized loss	(0.529)	(0.645)	(0.989)

Total from investment operations	(0.311)	(0.317)	(0.655)

Less dividends and distributions from:
Net investment income	(0.083)	(0.194)	(0.222)
Return of capital	—	(0.001)	—

Total dividends and distributions	(0.083)	(0.195)	(0.222)

Net asset value, end of period	$8.217	$8.611	$9.123

Total return[4]	(3.60% )	(3.50% )	(6.57% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,549	$9	$9
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.84%	0.92%	1.26%
Ratio of net investment income to average net assets	2.64%	3.52%	3.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.05%	2.85%	2.26%
Portfolio turnover	10%	7%	46%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–8

LVIP SSGA International Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA International Managed Volatility Fund Service Class
			1/2/14[2] to 12/31/14
	Year Ended
	12/31/16[1]	12/31/15

Net asset value, beginning of period	$8.613	$9.125	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.197	0.301	0.302
Net realized and unrealized loss	(0.526)	(0.641)	(0.981)

Total from investment operations	(0.329)	(0.340)	(0.679)

Less dividends and distributions from:
Net investment income	(0.061)	(0.171)	(0.196)
Return of capital	—	(0.001)	—

Total dividends and distributions	(0.061)	(0.172)	(0.196)

Net asset value, end of period	$8.223	$8.613	$9.125

Total return[4]	(3.81% )	(3.76% )	(6.80% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$359,937	$84,579	$16,584
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.09%	1.17%	1.51%
Ratio of net investment income to average net assets	2.39%	3.27%	3.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.80%	2.60%	2.01%
Portfolio turnover	10%	7%	46%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–9

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA International Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA International Index Fund, which is subadvised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of open-end Underlying Funds are valued under the valuation policy of the Underlying Funds. For information regarding the determination of each Underlying Fund’s NAV, see the Underlying Fund’s prospectus and statement of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The

LVIP SSGA International Managed Volatility Fund–10

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.76% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment adviser of the Underlying Fund (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.53% of the average daily net assets of the Fund. This agreement will continue at least through April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, the waiver was 0.56% of the average daily net assets of the Fund.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the average daily net assets for the Standard Class and 0.50% for the Service Class. The agreement will continue at least through December 9, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, fees for the administrative and legal services were as follows:

Administrative	$5,980
Legal	1,287

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,981 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,674 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$5,502
Management fees payable to LIAC	90,916
Distribution fees payable to LFD	75,314

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP SSGA International Managed Volatility Fund–11

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP SSGA International Index Fund	$78,322,388	$286,240,882	$11,336,075	$(1,749,447)	$351,095,718	$3,480,760	$—

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$286,240,882
Sales	11,447,029

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$384,097,663

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(8,879,232)

Net unrealized depreciation	$(8,879,232)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investment	$351,095,718
Unaffiliated Investments	24,122,713

Total	$375,218,431

Futures Contracts	$42,947

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP SSGA International Managed Volatility Fund–12

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities and net gains on foreign currency transactions are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$2,831,325	$1,644,344
Return of capital	—	9,496

Total	$2,831,325	$1,653,840

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$392,347,891
Undistributed ordinary income	31,318
Capital loss carryforwards	(6,063,916)
Net unrealized depreciation	(8,828,943)

Net assets	$377,486,350

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(34,286)	$34,286

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$3,077,613	$2,986,303	$6,063,916

LVIP SSGA International Managed Volatility Fund–13

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	41,418	—
Service Class	7,396,553	8,587,667
Shares from merger:
Standard Class	2,087,318	—
Service Class	28,555,960	—
Shares issued upon reinvestment of dividends and distributions:
Standard Class	21,388	23
Service Class	324,080	190,183

	38,426,717	8,777,873

Shares redeemed:
Standard Class	(15,418)	—
Service Class	(2,322,948)	(775,033)

	(2,338,366)	(775,033)

Net increase	36,088,351	8,002,840

7. Fund Merger

As of the close of business on December 9, 2016, the Fund acquired all of the assets and liabilities of the LVIP BlackRock Emerging Markets Managed Volatility Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP SSGA International Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund by a taxable exchange prior to the Reorganization, as shown in the following table:

	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
Standard Class	2,176,145	2,087,318	$ 17,389,443	0.959
Service Class	29,703,125	28,555,960	237,476,930	0.961

The net assets of the Acquiring Fund before the acquisition were $122,993,064. The net assets of the Acquiring Fund immediately following the acquisition were $377,859,437.

If the acquisition had been completed on January 1, 2016, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2016, would have been as follows (unaudited):

Net investment income	$12,406,473	(a)
Net realized loss	(16,886,804)	(b)
Net change in unrealized appreciation (depreciation)	18,506,408	(c)

Net increase in net assets resulting from operations	$14,026,077

(a)$2,896,929, as reported in the Statement of Operations, plus $9,509,544 Net investment income from LVIP BlackRock Emerging Markets Managed Volatility Fund pre-merger.

(b)$(6,426,192), as reported in the Statement of Operations, plus $(10,460,612) Net realized loss from LVIP BlackRock Emerging Markets Managed Volatility Fund pre-merger.

(c)$(344,991), as reported in the Statement of Operations, plus $18,851,399 Net change in unrealized appreciation (depreciation) from LVIP BlackRock Emerging Markets Managed Volatility Fund pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations since December 12, 2016.

LVIP SSGA International Managed Volatility Fund–14

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

8. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that the counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments, to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)	Net unrealized appreciation from open futures contracts	$—	Net unrealized appreciation from open futures contracts	$(406,265)
Futures contracts (Equity contracts)	Net unrealized appreciation from open futures contracts	449,212	Net unrealized appreciation from open futures contracts	—

Total		$449,212		$(406,265)

LVIP SSGA International Managed Volatility Fund–15

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$5,334	$—
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(826,673)	(406,265)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of	(3,812,644)	449,212

Total	futures contracts	$(4,633,983)	$42,947

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$ —	$ 45
Futures contracts (average notional value)	5,971,807	424,050,705

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements except as disclosed above.

LVIP SSGA International Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA International Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSGA International Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA International Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA International Managed Volatility Fund–17

LVIP SSGA International Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a

LVIP SSGA International Managed Volatility Fund––18

LVIP SSGA International Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Core funds category and the MSCI EAFE NET Risk Control 10% Total Return USD Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in January 2014, which provided a limited period of time to evaluate investment performance and considered LIAC’s comments that underperformance was primarily attributable to the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee was lower than the median of the Morningstar expense peer group without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP SSGA International Managed Volatility Fund––19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA International Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA International Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA International Managed Volatility Fund–22

LVIP SSGA Large Cap Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP SSGA Large Cap Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 8.20% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index1, returned 11.96%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund is a domestic large cap equity index fund with a volatility management overlay. The Fund’s equity sleeve is designed to closely track the benchmark, the S&P 500 Index, while the volatility management overlay is expected to be the primary driver of relative performance versus the benchmark.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:

Lincoln Investment Advisors Corporation:	Amritansh Tewary Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush Lorne Johnson Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/13 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,395 for the Standard Class shares and to $12,282 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $15,154. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA Large Cap Managed Volatility Fund–1

LVIP SSGA Large Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 8.20%
Inception (5/1/13)	+ 6.02%
Service Class Shares
One Year	+ 7.93%
Inception (5/1/13)	+ 5.76%
1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Large Cap Managed Volatility Fund–2

LVIP SSGA Large Cap Managed Volatility Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,062.80	0.25%	$1.30
Service Class Shares	1,000.00	1,061.50	0.50%	2.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund–3

LVIP SSGA Large Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets

Affiliated Investment	93.04%
Equity Fund	93.04%
Unaffiliated Investment	6.82%
Money Market Fund	6.82%
Total Value of Securities	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%

LVIP SSGA Large Cap Managed Volatility Fund–4

LVIP SSGA Large Cap Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–93.04%
Equity Fund–93.04%
*Lincoln Variable Insurance Products Trust–LVIP SSGA S&P 500 Index Fund	17,208,021	$267,791,225

Total Affiliated Investment (Cost $244,890,635)		267,791,225

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT–6.82%
Money Market Fund–6.82%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	19,638,935	$19,638,935

Total Unaffiliated Investment (Cost $19,638,935)		19,638,935

TOTAL VALUE OF SECURITIES–99.86% (Cost $264,529,570)	287,430,160
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	392,479

NET ASSETS APPLICABLE TO 24,851,022 SHARES OUTSTANDING–100.00%	$287,822,639

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
166	E-mini S&P 500 Index - Equity Contract	$18,619,901	$18,560,460	3/19/17	$(59,441)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–5

LVIP SSGA Large Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investment, at value	$267,791,225
Unaffiliated investment, at value	19,638,935

Total investments, at value	287,430,160

Cash collateral held at broker for futures contracts	774,071
Receivable for fund shares sold	35,579
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	11,998
Dividends receivable from investment	4,808

TOTAL ASSETS	288,256,616

LIABILITIES:
Payable for investment purchased	177,267
Due to manager and affiliates	116,384
Net unrealized depreciation on futures contracts	59,441
Payable for fund shares redeemed	59,143
Other accrued expenses payable	21,742

TOTAL LIABILITIES	433,977

TOTAL NET ASSETS	$287,822,639

Affiliated investment, at cost	$244,890,635
Unaffiliated investment, at cost	19,638,935

Total investments, at cost	$264,529,570

Standard Class:
Net Assets	$45,524
Shares Outstanding	3,930
Net Asset Value Per Share	$11.584

Service Class:
Net Assets	$287,777,115
Shares Outstanding	24,847,092
Net Asset Value Per Share	$11.582

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$279,411,009
Undistributed net investment income	43,127
Accumulated net realized loss on investments	(14,472,646)
Net unrealized appreciation of investments and derivatives	22,841,149

TOTAL NET ASSETS	$287,822,639

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–6

LVIP SSGA Large Cap Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investment	$5,134,621
Dividends from unaffiliated investment	28,612

5,163,233

EXPENSES:
Management fees	1,640,059
Distribution fees-Service Class	585,628
Accounting and administration expenses	80,516
Reports and statements to shareholders	37,337
Professional fees	24,491
Trustees’ fees and expenses	5,854
Consulting fees	3,838
Custodian fees	3,445
Pricing fees	68
Other	1,174

2,382,410
Less management fees waived	(1,120,740)
Less expenses reimbursed	(90,307)

Total operating expenses	1,171,363

NET INVESTMENT INCOME	3,991,870

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment	3,294,674
Sale of affiliated investment	(325,332)
Futures contracts	(5,907,230)

Net realized loss	(2,937,888)

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	18,527,857
Futures contracts	404,836

Net change in unrealized appreciation (depreciation)	18,932,693

NET REALIZED AND UNREALIZED GAIN	15,994,805

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,986,675

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,991,870	$2,548,928
Net realized loss	(2,937,888)	(7,794,141)
Net change in unrealized appreciation (depreciation)	18,932,693	(3,346,452)

Net increase (decrease) in net assets resulting from operations	19,986,675	(8,591,665)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(772)	(701)
Service Class	(4,207,244)	(2,630,221)

	(4,208,016)	(2,630,922)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21	28,708
Service Class	105,789,641	118,048,304
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	772	701
Service Class	4,207,244	2,630,221

	109,997,678	120,707,934

Cost of shares redeemed:
Standard Class	(309)	(105)
Service Class	(25,124,069)	(28,587,776)

	(25,124,378)	(28,587,881)

Increase in net assets derived from capital share transactions	84,873,300	92,120,053

NET INCREASE IN NET ASSETS	100,651,959	80,897,466
NET ASSETS:
Beginning of year	187,170,680	106,273,214

End of year	$287,822,639	$187,170,680

Undistributed net investment income	$43,127	$19,012

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–7

LVIP SSGA Large Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
		Year Ended		5/1/13[2] to
	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.890	$11.676	$11.194	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.217	0.221	0.287	0.310
Net realized and unrealized gain (loss)	0.677	(0.822)	0.442	1.032

Total from investment operations	0.894	(0.601)	0.729	1.342

Less dividends and distributions from:
Net investment income	(0.200)	(0.185)	(0.247)	(0.148)
Return of capital	—	—	—	— [4]

Total dividends and distributions	(0.200)	(0.185)	(0.247)	(0.148)

Net asset value, end of period	$11.584	$10.890	$11.676	$11.194

Total return[5]	8.20%	(5.16%)	6.49%	13.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46	$43	$13	$115
Ratio of expenses to average net assets[6]	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[6]	0.77%	0.79%	0.83%	1.41%
Ratio of net investment income to average net assets	1.95%	1.96%	2.54%	4.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.43%	1.42%	1.96%	3.21%
Portfolio turnover	6%	12%	8%	8%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Return of capital distributions of $2 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–8

LVIP SSGA Large Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Large Cap Managed Volatility Fund Service Class
		Year Ended		5/1/13[2] to
	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.890	$11.675	$11.193	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.189	0.195	0.265	0.298
Net realized and unrealized gain (loss)	0.675	(0.824)	0.435	1.025

Total from investment operations	0.864	(0.629)	0.700	1.323

Less dividends and distributions from:
Net investment income	(0.172)	(0.156)	(0.218)	(0.130)
Return of capital	—	—	—	— [4]

Total dividends and distributions	(0.172)	(0.156)	(0.218)	(0.130)

Net asset value, end of period	$11.582	$10.890	$11.675	$11.193

Total return[5]	7.93%	(5.39% )	6.23%	13.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$287,777	$187,128	$106,260	$27,652
Ratio of expenses to average net assets[6]	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[6]	1.02%	1.04%	1.08%	1.66%
Ratio of net investment income to average net assets	1.70%	1.71%	2.29%	4.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	1.17%	1.71%	2.97%
Portfolio turnover	6%	12%	8%	8%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Return of capital distributions of $514 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–9

LVIP MFS International Growth Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500 Index Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

LVIP SSGA Large Cap Managed Volatility Fund–10

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2016, the waiver amount is 0.47% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, the waiver amount was 0.50% of the Fund’s average daily net assets.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the average daily net assets for the Standard Class and 0.50% for the Service Class. The agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for the day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$13,086
Legal	2,877

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,829 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $27,996 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$11,998
Management fees payable to LIAC	55,772
Distribution fees payable to LFD	60,612

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP SSGA Large Cap Managed Volatility Fund–11

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP SSGA S&P 500 Index Fund	$174,435,535	$87,784,895	$12,631,731	$(325,332)	$267,791,225	$5,134,621	$3,294,674

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$87,784,895
Sales	12,631,731

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$265,257,370

Aggregate unrealized appreciation	$22,172,790
Aggregate unrealized depreciation	—

Net unrealized appreciation	$22,172,790

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investment	$267,791,225
Unaffiliated Investment	19,638,935

Total	$287,430,160

Futures Contracts	$(59,441)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP SSGA Large Cap Managed Volatility Fund–12

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follow:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$4,208,016	$2,630,922

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$279,411,009
Undistributed ordinary income	43,127
Capital loss carryforwards	(3,610,881)
Straddle losses deferred	(10,193,406)
Net unrealized appreciation	22,172,790

Net assets	$287,822,639

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$240,261	$(240,261)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$3,153,052	$457,829	$3,610,881

In 2016, the Fund utilized $3,372,850 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	2	2,693
Service Class	9,549,008	10,337,292
Shares issued upon reinvestment of dividends and distributions:
Standard Class	66	64
Service Class	361,660	240,042

	9,910,736	10,580,091

Shares redeemed:
Standard Class	(28)	(9)
Service Class	(2,247,507)	(2,494,840)

	(2,247,535)	(2,494,849)

Net increase	7,663,201	8,085,242

LVIP SSGA Large Cap Managed Volatility Fund–13

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(59,441)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,907,230)	$404,836

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$8,146,399	$20,561,777

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP SSGA Large Cap Managed Volatility Fund–14

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA Large Cap Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSGA Large Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA Large Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA Large Cap Managed Volatility Fund–16

LVIP SSGA Large Cap Managed Volatility Fund

Other Fund Information (unaudited)

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

LVIP SSGA Large Cap Managed Volatility Fund–17

LVIP SSGA Large Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar S&P 500 Tracking funds category and the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in May 2013, which provided a limited period of time to evaluate investment performance and considered LIAC’s comments that underperformance was primarily attributable to a combination of fees and the negative contribution from the volatility management overlay. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP SSGA Large Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA Large Cap Managed Volatility Fund–21

LVIP SSGA Mid-Cap Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP SSGA Mid-Cap Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Mid-Cap Index Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 20.31% (Standard Class shares with distributions reinvested), while its benchmark, the S&P MidCap 400® Index1, returned 20.74%.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

After the tumultuous opening act of 2016, investor nerves were soothed to some degree as February closed, provided one measures comfort by an intra-month recovery in the price levels of developed equity markets. The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500® Index2 to a modest gain for the first quarter overall. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM manufacturing index in March after bottoming at post crisis lows in December 2015.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500 in over two decades.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Within U.S. equities, a significant sector rotation, that was already underway in the second half of 2016 from high yielding defensive sectors to cyclicals, accelerated in the fourth quarter after the U.S. election. As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15th for the first time since December of 2015.

On an individual security level, the top positive contributors to the Fund’s performance were Advanced Micro Devices, Inc., Steel Dynamics, Inc., and IDEXX Laboratories, Inc. The top negative contributors to the Fund’s performance were Jones Lang LaSalle Incorporated, Alaska Air Group, Inc., and SunEdison, Inc.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 9/2/14 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,892 for the Standard Class shares and to $11,823 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $11,990. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+	20.31%
Inception (9/2/14)	+	7.69%

Service Class Shares
One Year	+	20.01%
Inception (9/2/14)	+	7.42%

1.	The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

LVIP SSGA Mid-Cap Index Fund–1

LVIP SSGA Mid-Cap Index Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect the waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,116.60	0.33%	$1.76
Service Class Shares	1,000.00	1,115.20	0.58%	3.08
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.48	0.33%	$1.68
Service Class Shares	1,000.00	1,022.22	0.58%	2.95

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA Mid-Cap Index Fund–2

LVIP SSGA Mid-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.20%
Aerospace & Defense	2.10%
Airlines	0.44%
Auto Components	0.51%
Automobiles	0.29%
Banks	7.14%
Beverages	0.09%
Biotechnology	0.38%
Building Products	0.79%
Capital Markets	3.58%
Chemicals	2.78%
Commercial Services & Supplies	1.33%
Communications Equipment	1.53%
Construction & Engineering	1.22%
Construction Materials	0.29%
Consumer Finance	0.28%
Containers & Packaging	1.72%
Distributors	0.26%
Diversified Consumer Services	0.70%
Electric Utilities	1.87%
Electrical Equipment	0.75%
Electronic Equipment, Instruments & Components	4.01%
Energy Equipment & Services	1.58%
Equity Real Estate Investment Trusts	9.82%
Food & Staples Retailing	0.59%
Food Products	3.01%
Gas Utilities	2.08%
Health Care Equipment & Supplies	3.77%
Health Care Providers & Services	1.78%
Health Care Technology	0.11%
Hotels, Restaurants & Leisure	2.64%
Household Durables	1.49%
Household Products	0.17%
Industrial Conglomerates	0.43%
Insurance	5.11%
Internet & Direct Marketing Retail	0.07%
Internet Software & Services	0.43%
IT Services	3.84%
Leisure Products	0.73%
Life Sciences Tools & Services	0.89%
Machinery	4.88%
Marine	0.22%
Media	1.31%

Security Type/Sector	Percentage of Net Assets

Metals & Mining	2.10%
Multiline Retail	0.29%
Multi-Utilities	0.96%
Oil, Gas & Consumable Fuels	2.32%
Paper & Forest Products	0.31%
Personal Products	0.39%
Pharmaceuticals	0.49%
Professional Services	0.60%
Real Estate Management & Development	0.40%
Road & Rail	1.10%
Semiconductors & Semiconductor Equipment	2.82%
Software	4.16%
Specialty Retail	2.07%
Technology Hardware, Storage & Peripherals	0.50%
Textiles, Apparel & Luxury Goods	0.78%
Thrifts & Mortgage Finance	0.66%
Trading Companies & Distributors	0.76%
Water Utilities	0.32%
Wireless Telecommunication Services	0.16%
Money Market Fund	1.67%
Total Value of Securities	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
IDEXX Laboratories	0.63%
WhiteWave Foods	0.60%
Alleghany	0.57%
Duke Realty	0.56%
Ingredion	0.55%
CDK Global	0.54%
SVB Financial Group	0.54%
Synopsys	0.54%
Everest Re Group	0.53%
Raymond James Financial	0.53%
Total	5.59%

IT–Information Technology

LVIP SSGA Mid-Cap Index Fund–3

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.20%
Aerospace & Defense–2.10%
B/E Aerospace	62,055	$3,735,090
Curtiss-Wright	27,126	2,668,113
†Esterline Technologies	17,950	1,601,140
Huntington Ingalls Industries	28,571	5,262,492
†KLX	32,184	1,451,820
Orbital ATK	35,756	3,136,874
†Teledyne Technologies	21,162	2,602,926
Triumph Group	30,244	801,466

		21,259,921

Airlines–0.44%
†JetBlue Airways	197,619	4,430,618

		4,430,618

Auto Components–0.51%
Dana	87,584	1,662,344
Gentex	175,122	3,448,152

		5,110,496

Automobiles–0.29%
Thor Industries	29,163	2,917,758

		2,917,758

Banks–7.14%
Associated Banc-Corp	90,730	2,241,031
BancorpSouth	52,548	1,631,615
Bank of Hawaii	26,176	2,321,549
Bank of the Ozarks	55,464	2,916,852
Cathay General Bancorp	45,266	1,721,466
Chemical Financial	42,724	2,314,359
Commerce Bancshares	53,246	3,078,122
Cullen/Frost Bankers	33,752	2,977,939
East West Bancorp	87,993	4,472,684
First Horizon National	141,676	2,834,937
FNB.	128,305	2,056,729
Fulton Financial	105,675	1,986,690
Hancock Holding	47,350	2,040,785
International Bancshares	35,437	1,445,830
MB Financial	43,579	2,058,236
PacWest Bancorp	73,526	4,002,755
PrivateBancorp	48,542	2,630,491
Prosperity Bancshares	42,426	3,045,338
†Signature Bank	32,780	4,923,556
†SVB Financial Group	31,776	5,454,668
Synovus Financial	75,065	3,083,670
TCF Financial	104,444	2,046,058
Trustmark	41,293	1,472,095
UMB Financial	26,615	2,052,549
Umpqua Holdings	134,457	2,525,102
Valley National Bancorp	155,389	1,808,728
Webster Financial	55,978	3,038,486

		72,182,320

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Beverages–0.09%
†Boston Beer Class A	5,530	$939,271

		939,271

Biotechnology–0.38%
†United Therapeutics	26,543	3,807,062

		3,807,062

Building Products–0.79%
AO Smith	90,536	4,286,880
Lennox International	23,891	3,659,384

		7,946,264

Capital Markets–3.58%
CBOE Holdings	49,635	3,667,530
Eaton Vance	69,260	2,900,609
FactSet Research Systems	24,823	4,056,823
Federated Investors Class B	57,297	1,620,359
Janus Capital Group	87,421	1,160,077
Legg Mason	56,317	1,684,441
MarketAxess Holdings	22,976	3,375,634
MSCI	57,783	4,552,145
Raymond James Financial	76,999	5,333,721
SEI Investments	82,748	4,084,441
†Stifel Financial	40,429	2,019,429
Waddell & Reed Financial Class A	50,585	986,913
WisdomTree Investments	70,056	780,424

		36,222,546

Chemicals–2.78%
Ashland Global Holdings	37,920	4,144,277
Cabot.	38,090	1,925,069
Minerals Technologies	21,272	1,643,262
NewMarket	5,643	2,391,729
Olin	100,853	2,582,845
PolyOne	51,335	1,644,773
RPM International	81,294	4,376,056
Scotts Miracle-Gro Class A	27,666	2,643,486
Sensient Technologies	27,344	2,148,692
Valspar	44,532	4,613,961

		28,114,150

Commercial Services & Supplies–1.33%
†Clean Harbors	31,948	1,777,906
†Copart	62,344	3,454,481
Deluxe	29,778	2,132,403
Herman Miller	36,544	1,249,805
HNI	27,145	1,517,948
MSA Safety	19,017	1,318,449
Rollins	58,652	1,981,265

		13,432,257

Communications Equipment–1.53%
†ARRIS International	116,431	3,508,066
Brocade Communications Systems	244,781	3,057,315

LVIP SSGA Mid-Cap Index Fund–4

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
†Ciena	84,337	$2,058,666
InterDigital	20,915	1,910,585
†NetScout Systems	56,173	1,769,450
Plantronics	20,264	1,109,657
†ViaSat	31,340	2,075,335

		15,489,074

Construction & Engineering–1.22%
†AECOM	93,849	3,412,350
†Dycom Industries	19,189	1,540,685
EMCOR Group	37,126	2,627,036
Granite Construction	24,180	1,329,900
KBR	86,999	1,452,013
Valmont Industries	13,823	1,947,661

		12,309,645

Construction Materials–0.29%
Eagle Materials	29,457	2,902,398

		2,902,398

Consumer Finance–0.28%
†SLM	261,304	2,879,570

		2,879,570

Containers & Packaging–1.72%
AptarGroup	38,430	2,822,684
Bemis	57,833	2,765,574
Greif Class A	15,743	807,773
†Owens-Illinois	98,971	1,723,085
Packaging Corp. of America	57,540	4,880,543
Silgan Holdings	22,907	1,172,380
Sonoco Products	61,207	3,225,609

		17,397,648

Distributors–0.26%
Pool	25,675	2,678,930

		2,678,930

Diversified Consumer Services–0.70%
DeVry Education Group	34,648	1,081,018
Graham Holdings	2,841	1,454,450
Service Corp. International	118,235	3,357,874
†Sotheby’s	29,290	1,167,499

		7,060,841

Electric Utilities–1.87%
Great Plains Energy	131,520	3,597,072
Hawaiian Electric Industries	66,067	2,184,836
IDACORP	30,777	2,479,087
OGE Energy	121,943	4,078,993
PNM Resources	48,639	1,668,318
Westar Energy	86,547	4,876,923

		18,885,229

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–0.75%
EnerSys	26,518	$2,071,056
Hubbell	31,423	3,667,064
Regal Beloit	27,327	1,892,395

		7,630,515

Electronic Equipment, Instruments & Components–4.01%
†Arrow Electronics	55,729	3,973,478
Avnet	77,773	3,702,773
Belden	25,719	1,923,010
Cognex	51,970	3,306,331
†IPG Photonics	22,720	2,242,691
Jabil Circuit	116,682	2,761,863
†Keysight Technologies	103,768	3,794,796
†Knowles	54,157	904,963
Littelfuse	13,710	2,080,767
National Instruments	64,395	1,984,654
SYNNEX	17,725	2,145,080
†Tech Data	21,503	1,820,874
†Trimble	152,152	4,587,383
†VeriFone Systems	67,763	1,201,438
Vishay Intertechnology	82,296	1,333,195
†Zebra Technologies	32,221	2,763,273

		40,526,569

Energy Equipment & Services–1.58%
†Diamond Offshore Drilling	39,367	696,796
†Dril-Quip	22,942	1,377,667
Ensco Class A	184,042	1,788,888
Nabors Industries	173,037	2,837,807
Noble	148,515	879,209
Oceaneering International	59,878	1,689,158
†Oil States International	31,351	1,222,689
Patterson-UTI Energy	90,209	2,428,426
†Rowan	76,585	1,446,691
Superior Energy Services	92,632	1,563,628

		15,930,959

Equity Real Estate Investment Trusts–9.82%
Alexandria Real Estate Equities	47,613	5,291,233
American Campus Communities	79,666	3,964,977
Camden Property Trust	53,376	4,487,320
Care Capital Properties	51,258	1,281,450
†Communications Sales & Leasing	83,006	2,109,182
CoreCivic	71,762	1,755,299
Corporate Office Properties Trust	57,862	1,806,452
Cousins Properties	208,434	1,773,773
DCT Industrial Trust	55,048	2,635,698
Douglas Emmett	87,614	3,203,168
Duke Realty	214,181	5,688,647
Education Realty Trust	44,605	1,886,792
EPR Properties	38,852	2,788,408
Equity One	56,186	1,724,348
First Industrial Realty Trust	71,359	2,001,620

LVIP SSGA Mid-Cap Index Fund–5

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Healthcare Realty Trust	70,748	$2,145,079
Highwoods Properties	60,215	3,071,567
Hospitality Properties Trust	100,271	3,182,602
Kilroy Realty	56,287	4,121,334
Lamar Advertising	50,589	3,401,604
LaSalle Hotel Properties	69,040	2,103,649
Liberty Property Trust	89,602	3,539,279
Life Storage	28,331	2,415,501
Mack-Cali Realty	54,743	1,588,642
Medical Properties Trust	195,483	2,404,441
National Retail Properties	89,764	3,967,569
Omega Healthcare Investors	118,121	3,692,459
Potlatch	24,742	1,030,504
†Quality Care Properties	57,104	885,112
Rayonier	75,026	1,995,692
Regency Centers	63,804	4,399,286
Senior Housing Properties Trust	145,014	2,745,115
Tanger Factory Outlet Centers	58,653	2,098,604
Taubman Centers	36,878	2,726,391
Urban Edge Properties	55,856	1,536,599
Washington Prime Group	113,177	1,178,173
Weingarten Realty Investors	71,813	2,570,187

		99,197,756

Food & Staples Retailing–0.59%
Casey’s General Stores	23,924	2,844,085
†Sprouts Farmers Market	85,194	1,611,870
†United Natural Foods	30,764	1,468,058

		5,924,013

Food Products–3.01%
Dean Foods	55,214	1,202,561
Flowers Foods	111,161	2,219,885
†Hain Celestial Group	63,168	2,465,447
Ingredion	44,076	5,507,737
Lamb Weston Holdings	84,833	3,210,929
Lancaster Colony	11,889	1,680,986
†Post Holdings	39,477	3,173,556
Snyder’s-Lance	52,211	2,001,770
Tootsie Roll Industries	10,739	426,875
†TreeHouse Foods	34,633	2,500,156
†WhiteWave Foods	108,200	6,015,920

		30,405,822

Gas Utilities–2.08%
Atmos Energy	63,412	4,702,000
National Fuel Gas	51,896	2,939,389
New Jersey Resources	52,605	1,867,478
ONE Gas	31,900	2,040,324
Southwest Gas Holdings	28,994	2,221,520
UGI	105,788	4,874,711

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Gas Utilities (continued)
WGL Holdings	31,178	$2,378,258

		21,023,680

Health Care Equipment & Supplies–3.77%
†ABIOMED	24,438	2,753,674
†Align Technology	45,946	4,416,789
†Globus Medical	43,826	1,087,323
†Halyard Health	28,498	1,053,856
Hill-Rom Holdings	36,377	2,042,205
†IDEXX Laboratories	54,676	6,411,855
†LivaNova	26,969	1,212,796
†NuVasive	30,662	2,065,392
ResMed	85,915	5,331,026
STERIS	52,605	3,545,051
Teleflex	26,889	4,333,162
West Pharmaceutical Services	44,709	3,792,664

		38,045,793

Health Care Providers & Services–1.78%
HealthSouth	54,816	2,260,612
†LifePoint Health	24,520	1,392,736
†MEDNAX	56,187	3,745,425
†Molina Healthcare	26,013	1,411,465
Owens & Minor	38,107	1,344,796
†Tenet Healthcare	48,614	721,432
†VCA	49,379	3,389,868
†WellCare Health Plans	27,031	3,705,409

		17,971,743

Health Care Technology–0.11%
†Allscripts Healthcare Solutions	113,917	1,163,093

		1,163,093

Hotels, Restaurants & Leisure–2.64%
Brinker International	30,321	1,501,799
†Buffalo Wild Wings	11,173	1,725,111
Cheesecake Factory	27,304	1,634,964
Churchill Downs	7,597	1,142,969
Cracker Barrel Old Country Store	14,620	2,441,248
Domino’s Pizza	29,468	4,692,484
Dunkin’ Brands Group	56,021	2,937,741
International Speedway Class A	15,896	584,973
Jack in the Box	19,955	2,227,776
†Panera Bread Class A	13,596	2,788,404
Papa John’s International	16,260	1,391,531
Texas Roadhouse	39,141	1,888,162
Wendy’s	124,432	1,682,321

		26,639,483

Household Durables–1.49%
CalAtlantic Group	45,547	1,549,053
†Helen of Troy	16,997	1,435,397
KB Home	50,515	798,642

LVIP SSGA Mid-Cap Index Fund–6

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
†NVR	2,212	$3,691,828
†Tempur Sealy International	31,032	2,118,865
†Toll Brothers	92,154	2,856,774
†TRI Pointe Homes	89,264	1,024,751
Tupperware Brands	30,859	1,623,801

		15,099,111

Household Products–0.17%
Energizer Holdings	37,800	1,686,258

		1,686,258

Industrial Conglomerates–0.43%
Carlisle	39,459	4,351,933

		4,351,933

Insurance–5.11%
†Alleghany	9,427	5,732,747
American Financial Group	44,570	3,927,508
Aspen Insurance Holdings	36,763	2,021,965
Brown & Brown	70,005	3,140,424
CNO Financial Group	106,944	2,047,978
Endurance Specialty Holdings	39,202	3,622,265
Everest Re Group	24,982	5,406,105
First American Financial	66,996	2,454,063
†Genworth Financial	304,296	1,159,368
Hanover Insurance Group	26,101	2,375,452
Kemper	29,662	1,314,027
Mercury General	22,268	1,340,756
Old Republic International	149,038	2,831,722
Primerica	28,377	1,962,270
Reinsurance Group of America	39,120	4,922,470
RenaissanceRe Holdings	25,163	3,427,704
WR Berkley	59,966	3,988,339

		51,675,163

Internet & Direct Marketing Retail–0.07%
HSN	19,467	667,718

		667,718

Internet Software & Services–0.43%
†comScore	27,337	863,302
j2 Global	29,317	2,398,131
†WebMD Health	22,885	1,134,409

		4,395,842

IT Services–3.84%
†Acxiom	47,268	1,266,782
Broadridge Financial Solutions	72,223	4,788,385
Computer Sciences	85,748	5,095,146
Convergys	58,564	1,438,332
†CoreLogic	53,916	1,985,726
DST Systems	19,917	2,134,107
†Gartner	50,451	5,099,083
Jack Henry & Associates	47,956	4,257,534

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
Leidos Holdings	86,800	$4,438,952
MAXIMUS	39,625	2,210,679
†NeuStar Class A	33,286	1,111,752
Science Applications International	27,371	2,321,061
†WEX	23,477	2,620,033

		38,767,572

Leisure Products–0.73%
Brunswick	55,091	3,004,663
Polaris Industries	36,396	2,998,666
†Vista Outdoor	36,842	1,359,470

		7,362,799

Life Sciences Tools & Services–0.89%
†Bio-Rad Laboratories Class A	12,613	2,299,098
Bio-Techne	22,774	2,341,850
†Charles River Laboratories
International	28,878	2,200,215
†PAREXEL International	32,295	2,122,427

		8,963,590

Machinery–4.88%
AGCO.	41,606	2,407,323
CLARCOR	29,775	2,455,544
Crane.	30,311	2,186,029
Donaldson	81,291	3,420,725
Graco	33,999	2,824,977
IDEX	46,487	4,186,619
ITT	54,712	2,110,242
Joy Global	59,941	1,678,348
Kennametal	48,667	1,521,330
Lincoln Electric Holdings	38,609	2,960,152
Nordson	32,478	3,639,160
Oshkosh	44,872	2,899,180
Terex	66,314	2,090,880
Timken.	43,022	1,707,973
Toro.	66,749	3,734,607
Trinity Industries	93,054	2,583,179
Wabtec	55,030	4,568,591
Woodward	33,788	2,333,061

		49,307,920

Marine–0.22%
†Kirby	32,886	2,186,919

		2,186,919

Media–1.31%
†AMC Networks Class A	36,586	1,914,911
Cable One	2,864	1,780,635
Cinemark Holdings	64,580	2,477,289
John Wiley & Sons Class A	27,320	1,488,940
†Live Nation Entertainment	80,606	2,144,120
Meredith	22,310	1,319,637

LVIP SSGA Mid-Cap Index Fund–7

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
New York Times Class A	74,346	$988,802
Time	61,123	1,091,046

		13,205,380

Metals & Mining–2.10%
Allegheny Technologies	66,554	1,060,205
Carpenter Technology	28,463	1,029,507
Commercial Metals	69,995	1,524,491
Compass Minerals International	20,633	1,616,596
Reliance Steel & Aluminum	44,289	3,522,747
Royal Gold	39,855	2,524,814
Steel Dynamics	148,846	5,295,941
United States Steel	102,869	3,395,706
Worthington Industries	26,915	1,276,848

		21,246,855

Multiline Retail–0.29%
Big Lots	27,096	1,360,490
†JC Penney	187,907	1,561,507

		2,921,997

Multi-Utilities–0.96%
Black Hills	31,950	1,959,813
MDU Resources Group	119,257	3,431,024
NorthWestern	29,500	1,677,665
Vectren	50,582	2,637,851

		9,706,353

Oil, Gas & Consumable Fuels–2.32%
CONSOL Energy	107,876	1,966,579
†Denbury Resources	243,228	895,079
†Energen	59,273	3,418,274
†Gulfport Energy	94,352	2,041,777
HollyFrontier	107,787	3,531,102
†QEP Resources	146,312	2,693,604
SM Energy	58,844	2,028,941
Western Refining	48,331	1,829,328
World Fuel Services	43,016	1,974,865
†WPX Energy	210,260	3,063,488

		23,443,037

Paper & Forest Products–0.31%
Domtar	38,216	1,491,570
†Louisiana-Pacific	86,803	1,643,181

		3,134,751

Personal Products–0.39%
†Avon Products	266,854	1,344,944
†Edgewell Personal Care	35,997	2,627,421

		3,972,365

Pharmaceuticals–0.49%
†Akorn	53,870	1,175,982
†Catalent	76,172	2,053,597

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
†Prestige Brands Holdings	32,312	$1,683,455

		4,913,034

Professional Services–0.60%
CEB	19,665	1,191,699
†FTI Consulting	25,756	1,161,080
ManpowerGroup	41,847	3,718,943

		6,071,722

Real Estate Management & Development–0.40%
Alexander & Baldwin	28,125	1,261,969
Jones Lang LaSalle	27,587	2,787,390

		4,049,359

Road & Rail–1.10%
†Avis Budget Group	53,668	1,968,542
†Genesee & Wyoming	37,456	2,599,821
Landstar System	25,712	2,193,234
†Old Dominion Freight Line	42,497	3,645,818
Werner Enterprises	27,281	735,223

		11,142,638

Semiconductors & Semiconductor Equipment–2.82%
†Advanced Micro Devices	464,417	5,266,489
†Cirrus Logic	38,152	2,157,114
†Cree	61,581	1,625,123
Cypress Semiconductor	196,121	2,243,624
†Integrated Device Technology	82,022	1,932,438
Intersil Class A	82,738	1,845,057
†Microsemi	69,115	3,730,137
Monolithic Power Systems	22,747	1,863,662
†Silicon Laboratories	25,400	1,651,000
†Synaptics	21,256	1,138,896
Teradyne	123,548	3,138,119
†Versum Materials	66,115	1,855,848

		28,447,507

Software–4.16%
†ACI Worldwide	71,548	1,298,596
†ANSYS	53,257	4,925,740
†Cadence Design Systems	178,509	4,501,997
CDK Global	91,681	5,472,439
†CommVault Systems	25,227	1,296,668
Fair Isaac	18,841	2,246,224
†Fortinet	89,630	2,699,656
†Manhattan Associates	43,724	2,318,684
Mentor Graphics	66,043	2,436,326
†PTC	70,195	3,247,923
†Synopsys	92,411	5,439,311
†Tyler Technologies	20,193	2,882,955
†Ultimate Software Group	17,670	3,222,125

		41,988,644

LVIP SSGA Mid-Cap Index Fund–8

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail–2.07%
Aaron’s	39,549	$1,265,173
American Eagle Outfitters	104,330	1,582,686
†Cabela’s	31,355	1,835,835
Chico’s FAS	80,623	1,160,165
CST Brands	46,216	2,225,300
Dick’s Sporting Goods	53,742	2,853,700
GameStop Class A	63,476	1,603,404
†Murphy USA	22,479	1,381,784
Office Depot	332,137	1,501,259
†Restoration Hardware Holdings	23,308	715,556
†Sally Beauty Holdings	89,423	2,362,556
Williams-Sonoma	50,085	2,423,613

		20,911,031

Technology Hardware, Storage & Peripherals–0.50%
†3D Systems	65,091	865,059
Diebold Nixdorf	45,869	1,153,605
†NCR	75,595	3,066,133

		5,084,797

Textiles, Apparel & Luxury Goods–0.78%
Carter’s	30,568	2,640,770
†Deckers Outdoor	19,564	1,083,650
†Fossil Group	25,569	661,214
†Kate Spade & Co.	78,176	1,459,546
†Skechers U.S.A. Class A	81,409	2,001,033

		7,846,213

Thrifts & Mortgage Finance–0.66%
New York Community Bancorp	297,416	4,731,889

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Washington Federal	55,255	$1,898,009

		6,629,898

Trading Companies & Distributors–0.76%
GATX	24,669	1,519,117
MSC Industrial Direct	27,158	2,509,128
†NOW	65,626	1,343,364
Watsco	15,749	2,332,742

		7,704,351

Water Utilities–0.32%
Aqua America	108,282	3,252,791

		3,252,791

Wireless Telecommunication Services–0.16%
Telephone & Data Systems	56,807	1,640,018

		1,640,018

Total Common Stock (Cost $852,790,725)		992,202,990

MONEY MARKET FUND–1.67%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	16,815,398	16,815,398

Total Money Market Fund (Cost $16,815,398)		16,815,398

TOTAL VALUE OF SECURITIES–99.87% (Cost $869,606,123)	1,009,018,388
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	1,345,152

NET ASSETS APPLICABLE TO 87,950,666 SHARES OUTSTANDING–100.00%	$1,010,363,540

NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND STANDARD CLASS ($1,010,351,717 / 87,949,637 Shares)	$11.488

NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND SERVICE CLASS ($11,823 / 1,029 Shares)	$11.485*

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$870,048,008
Undistributed net investment income	477,325
Accumulated net realized gain on investments.	680,732
Net unrealized appreciation of investments and derivatives.	139,157,475

Total net assets	$1,010,363,540

†	Non-income producing for the period.

«	Includes $1,004,299 cash collateral held at broker for futures contracts, $235,921 due to manager and affiliates, and $398,948 payable for fund shares redeemed as of December 31, 2016.

*	Net Asset Value per share does not recalculate exactly, due to rounding.

LVIP SSGA Mid-Cap Index Fund–9

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

The following futures contract was outstanding at December 31, 2016:1

Futures Contract

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
114 E-mini S&P MidCap 400 Index - Equity Contract	$19,168,530	$18,913,740	3/19/17	$(254,790)

The use of futures contract involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund–10

LVIP SSGA Mid-Cap Index Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$17,325,067

EXPENSES:
Management fees	2,911,476
Accounting and administration expenses	267,832
Index fees	215,808
Professional fees	50,648
Trustees’ fees and expenses	28,953
Reports and statements to shareholders	21,643
Custodian fees	20,355
Consulting fees	2,910
Pricing fees	1,191
Distribution fees-Service Class	26
Other	10,665

3,531,507
Less management fees waived	(15,003)

Total operating expenses	3,516,504

NET INVESTMENT INCOME	13,808,563

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(2,600,194)
Futures contracts	4,587,145

Net realized gain	1,986,951

Net change in unrealized appreciation (depreciation) of:
Investments	193,746,653
Futures contracts	(372,965)

Net change in unrealized appreciation (depreciation)	193,373,688

NET REALIZED AND UNREALIZED GAIN	195,360,639

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$209,169,202

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$13,808,563	$11,794,592
Net realized gain	1,986,951	9,271,270
Net change in unrealized appreciation (depreciation)	193,373,688	(62,290,659)

Net increase (decrease) in net assets resulting from operations	209,169,202	(41,224,797)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(14,608,045)	(10,408,877)
Service Class	(133)	(66)
Net realized gain:
Standard Class	(572,082)	(9,702,881)
Service Class	(6)	(86)

	(15,180,266)	(20,111,910)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	108,349,931	527,108,136
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	15,180,127	20,111,758
Service Class	139	152

	123,530,197	547,220,046

Cost of shares redeemed:
Standard Class	(428,488,151)	(58,224,798)

	(428,488,151)	(58,224,798)

Increase (Decrease) in net assets derived from capital share transactions	(304,957,954)	488,995,248

NET INCREASE (DECREASE) IN NET ASSETS	(110,969,018)	427,658,541
NET ASSETS:
Beginning of Year	1,121,332,558	693,674,017

End of Year	$1,010,363,540	$1,121,332,558

Undistributed net investment income	$477,325	$1,276,814

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund–11

LVIP SSGA Mid-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Mid-Cap Index Fund Standard Class
			9/2/14[1] to 12/31/14
	Year Ended
	12/31/16	12/31/15

Net asset value, beginning of period	$9.682	$10.107	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.132	0.123	0.043
Net realized and unrealized gain (loss)	1.836	(0.371)	0.091

Total from investment operations	1.968	(0.248)	0.134

Less dividends and distributions from:
Net investment income.	(0.156)	(0.092)	(0.027)
Net realized gain	(0.006)	(0.085)	—

Total dividends and distributions	(0.162)	(0.177)	(0.027)

Net asset value, end of period	$11.488	$9.682	$10.107

Total return[3]	20.31%	(2.48% )	1.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,010,352	$1,121,323	$693,664
Ratio of expenses to average net assets	0.33%	0.32%	0.33%
Ratio of net investment income to average net assets	1.28%	1.20%	1.33%
Portfolio turnover	23%	20%	4%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund–12

LVIP SSGA Mid-Cap Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Mid-Cap Index Fund Service Class
			9/2/14[1] to 12/31/14
	Year Ended
	12/31/16	12/31/15

Net asset value, beginning of period	$9.683	$10.106	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.107	0.098	0.035
Net realized and unrealized gain (loss)	1.831	(0.370)	0.090

Total from investment operations	1.938	(0.272)	0.125

Less dividends and distributions from:
Net investment income	(0.130)	(0.066)	(0.019)
Net realized gain	(0.006)	(0.085)	—

Total dividends and distributions	(0.136)	(0.151)	(0.019)

Net asset value, end of period	$11.485	$9.683	$10.106

Total return[3]	20.01%	(2.72%)	1.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$10	$10
Ratio of expenses to average net assets	0.58%	0.57%	0.58%
Ratio of net investment income to average net assets	1.03%	0.95%	1.08%
Portfolio turnover	23%	20%	4%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund–13

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Mid-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value(“NAV”). Investments in a government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closure or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2014 - December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSGA Mid-Cap Index Fund–14

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.27% of the average daily net assets of the Fund. Effective April 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$56,646
Legal	14,118

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,244 for the year ended December 31, 2016.

The Fund currently offers two classes of shares; the Standard Class and the Service Class. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable and prepaid expenses to affiliates as follows:

Management fees payable to LIAC	$235,919
Distribution fees payable to LFD	2

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$241,964,142
Sales	537,593,964

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$873,303,808

Aggregate unrealized appreciation	$178,784,669
Aggregate unrealized depreciation	(43,070,089)

Net unrealized appreciation	$135,714,580

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable

LVIP SSGA Mid-Cap Index Fund–15

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Common Stock	$992,202,990
Money Market Fund	16,815,398

Total	$1,009,018,388

Futures Contracts	$(254,790)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$14,608,178	$19,854,363
Long-term capital gains	572,088	257,547

Total	$15,180,266	$20,111,910

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$870,048,008
Undistributed ordinary income	4,600,952
Net unrealized appreciation	135,714,580

Net assets	$1,010,363,540

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market on futures contracts.

LVIP SSGA Mid-Cap Index Fund–16

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$126	$(126)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	11,225,897	50,830,721
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,309,779	2,059,605
Service Class	11	16

	12,535,687	52,890,342

Shares redeemed:
Standard Class	(40,399,786)	(5,706,238)

	(40,399,786)	(5,706,238)

Net increase (decrease)	(27,864,099)	47,184,104

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts as a cash management tool.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(254,790)

LVIP SSGA Mid-Cap Index Fund–17

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$4,587,145	$(372,965)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$25,859,092	$—

8. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Mid-Cap Index Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA Mid-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSGA Mid Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA Mid Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA Mid-Cap Index Fund–19

LVIP SSGA Mid-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
96.23%	3.77%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage

LVIP SSGA Mid-Cap Index Fund–20

LVIP SSGA Mid-Cap Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP SSGA Mid-Cap Index Fund’s total return compared to the total returns of a peer group of funds included in the Morningstar Mid-Cap Blend funds category and the S&P MidCap 400 TR Index. The Board noted that the Fund’s total returns were above the median return of the Morningstar peer group and below the benchmark index for the one year period. The Board considered that the Fund commenced operations in September 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSGA Mid-Cap Index Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA Mid-Cap Index Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA Mid-Cap Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA Mid-Cap Index Fund–24

LVIP SSGA S&P 500 Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP SSGA S&P 500 Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA S&P 500 Index Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: State Street Global Advisors

The Fund returned 11.76% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the S&P 500® Index1, returned 11.96%.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

After the tumultuous opening act of 2016, investor nerves were soothed to some degree as February closed, provided one measures comfort by an intra-month recovery in the price levels of developed equity markets. The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500® Index to a modest gain for the first quarter overall. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM Manufacturing Index2 in March after bottoming at post crisis lows in December 2015.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500 in over two decades.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Within U.S. equities, a significant sector rotation that was already underway in the second half of 2016 from high yielding defensive sectors to cyclicals accelerated in the fourth quarter after the US election. As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15th for the first time since December of 2015.

On an individual security level, the top positive contributors to the Fund’s performance were JPMorgan Chase & Co., Exxon Mobil Corporation, and AT&T Inc. The top negative contributors to the Fund’s performance were Allergan plc, Gilead Sciences, Inc., and Alexion Pharmaceuticals, Inc.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA S&P 500 Index Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,067. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,572. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 11.76%
Five Years	+ 14.38%
Ten Years	+ 6.67%

Service Class Shares
One Year	+ 11.48%
Five Years	+ 14.10%
Inception (4/30/07)	+ 6.10%

LVIP SSGA S&P 500 Index Fund–1

LVIP SSGA S&P 500 Index Fund

2016 Annual Report Commentary (unaudited) (continued)

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

2.

The U.S. ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries. A composite diffusion index monitors in national manufacturing and is based on the data from these surveys.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

Commencing May 1, 2008, SSGA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Funds Sub-adviser.

LVIP SSGA S&P 500 Index Fund–2

LVIP SSGA S&P 500 Index Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,077.60	0.20%	$1.04
Service Class Shares	1,000.00	1,076.30	0.45%	2.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA S&P 500 Index Fund–3

LVIP SSGA S&P 500 Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.80%
Aerospace & Defense	2.20%
Air Freight & Logistics	0.74%
Airlines	0.64%
Auto Components	0.18%
Automobiles	0.55%
Banks	6.67%
Beverages	2.05%
Biotechnology	2.72%
Building Products	0.33%
Capital Markets	2.81%
Chemicals	2.05%
Commercial Services & Supplies	0.32%
Communications Equipment	1.01%
Construction & Engineering	0.10%
Construction Materials	0.16%
Consumer Finance	0.83%
Containers & Packaging	0.33%
Distributors	0.12%
Diversified Consumer Services	0.03%
Diversified Financial Services	1.62%
Diversified Telecommunication Services	2.62%
Electric Utilities	1.92%
Electrical Equipment	0.55%
Electronic Equipment, Instruments & Components	0.37%
Energy Equipment & Services	1.16%
Equity Real Estate Investment Trusts	2.76%
Food & Staples Retailing	2.05%
Food Products	1.60%
Health Care Equipment & Supplies	2.40%
Health Care Providers & Services	2.61%
Health Care Technology	0.07%
Hotels, Restaurants & Leisure	1.55%
Household Durables	0.46%
Household Products	1.81%
Independent Power & Renewable Electricity Producers	0.06%
Industrial Conglomerates	2.53%
Insurance	2.76%
Internet & Direct Marketing Retail	2.25%
Internet Software & Services	4.19%
IT Services	3.66%
Leisure Products	0.09%
Life Sciences Tools & Services	0.60%

Security Type/Sector	Percentage of Net Assets

Machinery	1.46%
Media	3.04%
Metals & Mining	0.27%
Multiline Retail	0.53%
Multi-Utilities	1.04%
Oil, Gas & Consumable Fuels	6.27%
Personal Products	0.13%
Pharmaceuticals	5.05%
Professional Services	0.26%
Real Estate Management & Development	0.04%
Road & Rail	0.89%
Semiconductors & Semiconductor Equipment	3.30%
Software	4.28%
Specialty Retail	2.44%
Technology Hardware, Storage & Peripherals	3.70%
Textiles, Apparel & Luxury Goods	0.68%
Tobacco	1.64%
Trading Companies & Distributors	0.18%
Water Utilities	0.07%
Money Market Fund	0.88%
Short-Term Investment	0.16%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Apple	3.17%
Microsoft	2.48%
Exxon Mobil	1.91%
Johnson & Johnson	1.61%
JPMorgan Chase & Co.	1.58%
Berkshire Hathaway Class B	1.58%
Amazon.com	1.52%
General Electric	1.43%
Facebook Class A	1.38%
AT&T	1.34%
Total	18.00%

IT–Information Technology

LVIP SSGA S&P 500 Index Fund–4

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.80%
Aerospace & Defense–2.20%
Arconic	161,060	$2,986,052
Boeing	209,589	32,628,816
General Dynamics	103,780	17,918,655
L-3 Communications Holdings	28,676	4,361,906
Lockheed Martin	90,602	22,645,064
Northrop Grumman	63,933	14,869,537
Raytheon	107,501	15,265,142
Rockwell Collins	47,305	4,388,012
Textron	97,822	4,750,236
TransDigm Group	17,700	4,406,592
United Technologies	279,259	30,612,372

		154,832,384

Air Freight & Logistics–0.74%
CH Robinson Worldwide	51,527	3,774,868
Expeditors International of
Washington	67,776	3,589,417
FedEx	87,503	16,293,059
United Parcel Service Class B	249,524	28,605,431

		52,262,775

Airlines–0.64%
Alaska Air Group	44,700	3,966,231
American Airlines Group	191,400	8,936,466
Delta Air Lines	267,900	13,178,001
Southwest Airlines	221,681	11,048,581
†United Continental Holdings	105,000	7,652,400

		44,781,679

Auto Components–0.18%
BorgWarner	70,798	2,792,273
Delphi Automotive	101,424	6,830,906
Goodyear Tire & Rubber	96,337	2,973,923

		12,597,102

Automobiles–0.55%
Ford Motor	1,417,102	17,189,447
General Motors	505,306	17,604,861
Harley-Davidson	68,393	3,990,048

		38,784,356

Banks–6.67%
Bank of America	3,666,501	81,029,672
BB&T	295,926	13,914,441
Citigroup	1,028,062	61,097,725
Citizens Financial Group	187,100	6,666,373
Comerica	63,052	4,294,472
Fifth Third Bancorp	273,012	7,363,134
Huntington Bancshares	391,420	5,174,572
JPMorgan Chase & Co.	1,290,860	111,388,309
KeyCorp	391,194	7,147,114
M&T Bank	57,085	8,929,807
People’s United Financial	108,817	2,106,697

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
PNC Financial Services Group	176,046	$20,590,340
Regions Financial	446,514	6,411,941
SunTrust Banks	184,764	10,134,305
U.S. Bancorp	577,156	29,648,504
Wells Fargo & Co.	1,631,682	89,921,995
Zions Bancorporation	71,242	3,066,256

		468,885,657

Beverages–2.05%
Brown-Forman Class B	64,040	2,876,677
Coca-Cola	1,399,997	58,043,876
Constellation Brands Class A	64,135	9,832,537
Dr Pepper Snapple Group	68,258	6,188,953
Molson Coors Brewing Class B	64,517	6,278,149
†Monster Beverage	144,251	6,396,089
PepsiCo	519,275	54,331,743

		143,948,024

Biotechnology–2.72%
AbbVie	589,210	36,896,330
†Alexion Pharmaceuticals	82,005	10,033,312
Amgen	270,057	39,485,034
†Biogen	78,849	22,359,999
†Celgene	278,140	32,194,705
Gilead Sciences	473,549	33,910,844
†Regeneron Pharmaceuticals	26,962	9,897,481
†Vertex Pharmaceuticals	87,300	6,431,391

		191,209,096

Building Products–0.33%
Allegion	33,625	2,152,000
Fortune Brands Home & Security	55,400	2,961,684
Johnson Controls International	343,789	14,160,669
Masco	122,721	3,880,438

		23,154,791

Capital Markets–2.81%
†Affiliated Managers Group	19,500	2,833,350
Ameriprise Financial	59,882	6,643,309
Bank of New York Mellon	382,503	18,122,992
BlackRock	43,991	16,740,335
Charles Schwab	437,425	17,265,165
CME Group	119,753	13,813,509
†E*TRADE Financial	101,343	3,511,535
Franklin Resources	124,656	4,933,884
Goldman Sachs Group	133,386	31,939,278
Intercontinental Exchange	210,630	11,883,745
Invesco	151,239	4,588,591
Moody’s	62,142	5,858,126
Morgan Stanley	527,720	22,296,170
Nasdaq	41,177	2,763,800
Northern Trust	77,684	6,917,760
S&P Global	97,179	10,450,630

LVIP SSGA S&P 500 Index Fund–5

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
State Street	131,790	$10,242,719
T. Rowe Price Group	91,435	6,881,398

		197,686,296

Chemicals–2.05%
Air Products & Chemicals	77,999	11,217,816
Albemarle	40,600	3,494,848
CF Industries Holdings	80,590	2,536,973
Dow Chemical	405,857	23,223,138
Eastman Chemical	52,227	3,927,993
Ecolab	94,159	11,037,318
EI du Pont de Nemours & Co.	316,660	23,242,844
FMC	46,801	2,647,065
International Flavors & Fragrances	28,420	3,348,729
LyondellBasell Industries Class A	123,860	10,624,711
Monsanto	156,652	16,481,357
Mosaic	123,247	3,614,835
PPG Industries	96,256	9,121,219
Praxair	102,284	11,986,662
Sherwin-Williams	28,016	7,529,020

		144,034,528

Commercial Services & Supplies–0.32%
Cintas	31,808	3,675,732
Pitney Bowes	70,554	1,071,715
Republic Services	85,837	4,897,001
†Stericycle	29,701	2,288,165
Waste Management	150,071	10,641,535

		22,574,148

Communications Equipment–1.01%
Cisco Systems	1,807,624	54,626,397
†F5 Networks	23,296	3,371,397
Harris	43,458	4,453,141
Juniper Networks	127,104	3,591,959
Motorola Solutions	57,102	4,733,185

		70,776,079

Construction & Engineering–0.10%
Fluor	51,837	2,722,479
†Jacobs Engineering Group	45,834	2,612,538
†Quanta Services	58,087	2,024,332

		7,359,349

Construction Materials–0.16%
Martin Marietta Materials	22,900	5,073,037
Vulcan Materials	46,963	5,877,419

		10,950,456

Consumer Finance–0.83%
American Express	279,950	20,738,696
Capital One Financial	174,030	15,182,377
Discover Financial Services	147,811	10,655,695
Navient	109,964	1,806,709

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
Synchrony Financial	282,968	$10,263,249

		58,646,726

Containers & Packaging–0.33%
Avery Dennison	31,943	2,243,037
Ball	62,278	4,675,209
International Paper	148,701	7,890,075
Sealed Air	74,097	3,359,558
WestRock	92,018	4,671,754

		22,839,633

Distributors–0.12%
Genuine Parts	53,641	5,124,861
†LKQ	109,600	3,359,240

		8,484,101

Diversified Consumer Services–0.03%
H&R Block	84,114	1,933,781

		1,933,781

Diversified Financial Services–1.62%
†Berkshire Hathaway Class B	682,369	111,212,500
Leucadia National	111,225	2,585,981

		113,798,481

Diversified Telecommunication Services–2.62%
AT&T	2,210,535	94,014,053
CenturyLink	200,303	4,763,205
Frontier Communications	416,649	1,408,274
†Level 3 Communications	104,700	5,900,892
Verizon Communications	1,464,458	78,172,768

		184,259,192

Electric Utilities–1.92%
Alliant Energy	82,000	3,106,980
American Electric Power	178,878	11,262,159
Duke Energy	247,148	19,183,628
Edison International	114,304	8,228,745
Entergy	63,372	4,655,941
Eversource Energy	111,174	6,140,140
Exelon	327,956	11,639,158
FirstEnergy	147,706	4,574,455
NextEra Energy	167,358	19,992,587
PG&E	174,473	10,602,724
Pinnacle West Capital	39,983	3,119,873
PPL	240,298	8,182,147
Southern	353,026	17,365,349
Xcel Energy	177,477	7,223,314

		135,277,200

Electrical Equipment–0.55%
Acuity Brands	15,700	3,624,502
AMETEK	86,300	4,194,180
Eaton	166,017	11,138,081

LVIP SSGA S&P 500 Index Fund–6

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment (continued)
Emerson Electric	233,230	$13,002,573
Rockwell Automation	48,290	6,490,176

		38,449,512

Electronic Equipment, Instruments & Components–0.37%
Amphenol Class A	109,832	7,380,710
Corning	344,360	8,357,617
FLIR Systems	49,450	1,789,595
TE Connectivity	126,911	8,792,394

		26,320,316

Energy Equipment & Services–1.16%
Baker Hughes	156,297	10,154,616
†FMC Technologies	82,116	2,917,581
Halliburton	304,837	16,488,633
Helmerich & Payne	38,008	2,941,819
National Oilwell Varco	135,690	5,080,234
Schlumberger	499,273	41,913,968
†Transocean	119,500	1,761,430

		81,258,281

Equity Real Estate Investment Trusts–2.76%
American Tower	154,203	16,296,173
Apartment Investment & Management	56,213	2,554,881
AvalonBay Communities	49,948	8,848,288
Boston Properties	55,212	6,944,565
Crown Castle International	130,665	11,337,802
Digital Realty Trust	52,400	5,148,824
Equinix	24,342	8,700,074
Equity Residential	128,742	8,285,835
Essex Property Trust	23,600	5,487,000
Extra Space Storage	43,800	3,383,112
Federal Realty Investment Trust	24,600	3,495,906
Four Corners Property Trust	1	21
General Growth Properties	208,500	5,208,330
HCP	166,323	4,943,120
Host Hotels & Resorts	265,751	5,006,749
Iron Mountain	89,100	2,893,968
Kimco Realty	143,945	3,621,656
Macerich	42,410	3,004,324
Mid-America Apartment Communities	41,100	4,024,512
Prologis	185,389	9,786,685
Public Storage	53,651	11,990,999
Realty Income	91,000	5,230,680
Simon Property Group	112,448	19,978,636
SL Green Realty	34,900	3,753,495
UDR	93,300	3,403,584
Ventas	119,495	7,470,827
Vornado Realty Trust	63,174	6,593,470
Welltower	126,101	8,439,940
Weyerhaeuser	266,507	8,019,196

		193,852,652

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Food & Staples Retailing–2.05%
Costco Wholesale	157,048	$25,144,955
CVS Health	382,521	30,184,732
Kroger	344,546	11,890,282
Sysco	187,218	10,366,261
Walgreens Boots Alliance	306,662	25,379,347
Wal-Mart Stores	544,095	37,607,846
Whole Foods Market	116,000	3,568,160

		144,141,583

Food Products–1.60%
Archer-Daniels-Midland	207,623	9,477,990
Campbell Soup	62,850	3,800,539
Conagra Brands	153,952	6,088,802
General Mills	216,012	13,343,061
Hershey	51,930	5,371,120
Hormel Foods	94,272	3,281,608
JM Smucker	42,547	5,448,569
Kellogg	89,577	6,602,721
Kraft Heinz	216,124	18,871,948
McCormick & Co.	41,319	3,856,302
Mead Johnson Nutrition	66,259	4,688,487
Mondelez International	560,608	24,851,753
Tyson Foods Class A	108,550	6,695,364

		112,378,264

Health Care Equipment & Supplies–2.40%
Abbott Laboratories	526,903	20,238,344
Baxter International	175,722	7,791,513
Becton Dickinson & Co.	77,101	12,764,071
†Boston Scientific	479,187	10,364,815
Cooper	17,600	3,078,768
CR Bard	26,337	5,916,870
Danaher	217,201	16,906,926
DENTSPLY SIRONA	86,375	4,986,429
†Edwards Lifesciences	76,616	7,178,919
†Hologic.	88,400	3,546,608
†Intuitive Surgical	13,223	8,385,630
Medtronic	495,996	35,329,795
St. Jude Medical	100,342	8,046,425
Stryker	112,412	13,468,082
†Varian Medical Systems	35,132	3,154,151
Zimmer Biomet Holdings	71,890	7,419,048

		168,576,394

Health Care Providers & Services–2.61%
Aetna	127,244	15,779,528
AmerisourceBergen	59,278	4,634,947
Anthem	93,288	13,412,016
Cardinal Health	113,561	8,172,985
†Centene	60,800	3,435,808
Cigna	93,156	12,426,079
†DaVita	60,328	3,873,058
†Envision Healthcare	42,500	2,689,825

LVIP SSGA S&P 500 Index Fund–7

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Express Scripts Holding	226,732	$15,596,894
†HCA Holdings	108,800	8,053,376
†Henry Schein	29,500	4,475,445
Humana	52,332	10,677,298
†Laboratory Corp. of America Holdings .	34,947	4,486,496
McKesson	81,487	11,444,849
Patterson	30,024	1,231,885
Quest Diagnostics	50,611	4,651,151
UnitedHealth Group	342,046	54,741,042
Universal Health Services Class B	32,000	3,404,160

		183,186,842

Health Care Technology–0.07%
†Cerner	109,929	5,207,337

		5,207,337

Hotels, Restaurants & Leisure–1.55%
Carnival	154,391	8,037,595
†Chipotle Mexican Grill	10,922	4,121,089
Darden Restaurants	40,630	2,954,614
Marriott International Class A	114,227	9,444,288
McDonald’s	299,618	36,469,503
Royal Caribbean Cruises	61,200	5,020,848
Starbucks	529,106	29,375,965
Wyndham Worldwide	42,173	3,220,752
Wynn Resorts	28,350	2,452,559
Yum Brands	124,324	7,873,439

		108,970,652

Household Durables–0.46%
DR Horton	116,474	3,183,234
Garmin.	42,324	2,052,291
Harman International Industries	24,006	2,668,507
Leggett & Platt	48,336	2,362,664
Lennar	62,643	2,689,264
†Mohawk Industries	21,700	4,333,056
Newell Brands	174,803	7,804,954
PulteGroup	117,141	2,153,052
Whirlpool	27,308	4,963,775

		32,210,797

Household Products–1.81%
Church & Dwight	93,000	4,109,670
Clorox	45,885	5,507,118
Colgate-Palmolive	324,352	21,225,595
Kimberly-Clark	131,231	14,976,082
Procter & Gamble	965,331	81,165,030

		126,983,495

Independent Power & Renewable Electricity Producers–0.06%
AES	248,815	2,891,230
NRG Energy	118,655	1,454,710

		4,345,940

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Industrial Conglomerates–2.53%
3M	216,971	$38,744,511
General Electric	3,191,283	100,844,543
Honeywell International	275,272	31,890,261
Roper Technologies	35,164	6,437,825

		177,917,140

Insurance–2.76%
Aflac	146,311	10,183,246
Allstate	135,072	10,011,537
American International Group	352,044	22,991,994
Aon	95,696	10,672,975
Arthur J. Gallagher & Co.	63,400	3,294,264
Assurant	19,716	1,830,828
Chubb	167,446	22,122,966
Cincinnati Financial	52,875	4,005,281
Hartford Financial Services Group	137,289	6,541,821
Lincoln National	82,636	5,476,288
Loews	96,708	4,528,836
Marsh & McLennan	188,469	12,738,620
MetLife	394,915	21,281,969
Principal Financial Group	95,833	5,544,897
Progressive	207,718	7,373,989
Prudential Financial	158,125	16,454,488
Torchmark	41,479	3,059,491
Travelers.	105,606	12,928,287
Unum Group	89,211	3,919,039
Willis Towers Watson	46,073	5,633,806
Xl Group	96,942	3,612,059

		194,206,681

Internet & Direct Marketing Retail–2.25%
†Amazon.com	142,258	106,675,006
Expedia	41,749	4,729,327
†Netflix	155,700	19,275,660
†Priceline Group	17,775	26,059,217
†TripAdvisor	39,134	1,814,644

		158,553,854

Internet Software & Services–4.19%
†Akamai Technologies	62,403	4,161,032
†Alphabet Class A	106,820	84,649,509
†Alphabet Class C	107,098	82,660,378
†eBay	381,744	11,333,979
†Facebook Class A	844,400	97,148,220
†VeriSign	35,587	2,707,103
†Yahoo.	309,223	11,957,653

		294,617,874

IT Services–3.66%
Accenture Class A	225,267	26,385,524
Alliance Data Systems	21,900	5,004,150
Automatic Data Processing	163,268	16,780,685

LVIP SSGA S&P 500 Index Fund–8

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
†Cognizant Technology Solutions Class A	221,716	$12,422,747
CSRA	49,285	1,569,234
Fidelity National Information Services .	117,789	8,909,560
†Fiserv	79,612	8,461,163
Global Payments	55,226	3,833,237
International Business Machines	312,363	51,849,134
Mastercard Class A	344,120	35,530,390
Paychex	114,576	6,975,387
†PayPal Holdings	400,044	15,789,737
†Teradata	47,428	1,288,619
Total System Services	58,068	2,847,074
Visa Class A	677,528	52,860,735
Western Union	183,387	3,983,166
Xerox	298,785	2,608,393

		257,098,935

Leisure Products–0.09%
Hasbro	39,684	3,087,018
Mattel	118,368	3,261,038

		6,348,056

Life Sciences Tools & Services–0.60%
Agilent Technologies	117,037	5,332,206
†Illumina	51,400	6,581,256
†Mettler-Toledo International	9,600	4,018,176
PerkinElmer	39,675	2,069,051
Thermo Fisher Scientific	141,253	19,930,798
†Waters	29,216	3,926,338

		41,857,825

Machinery–1.46%
Caterpillar	211,281	19,594,200
Cummins	57,229	7,821,487
Deere & Co.	104,700	10,788,288
Dover.	55,851	4,184,915
Flowserve	47,884	2,300,826
Fortive	108,600	5,824,218
Illinois Tool Works	114,319	13,999,505
Ingersoll-Rand	93,175	6,991,852
PACCAR	127,655	8,157,155
Parker-Hannifin	47,582	6,661,480
Pentair.	58,794	3,296,580
Snap-on	20,375	3,489,626
Stanley Black & Decker	54,640	6,266,662
Xylem	63,873	3,162,991

		102,539,785

Media–3.04%
CBS Class B	145,203	9,237,815
†Charter Communications Class A	78,000	22,457,760
Comcast Class A	862,872	59,581,312
†Discovery Communications Class A	52,143	1,429,240

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
†Discovery Communications Class C	78,143	$2,092,670
Interpublic Group	147,580	3,454,848
News Class A	135,890	1,557,299
News Class B	38,200	450,760
Omnicom Group	87,097	7,412,826
Scripps Networks Interactive Class A	33,553	2,394,678
TEGNA	79,305	1,696,334
Time Warner	278,933	26,925,402
Twenty-First Century Fox Class A	380,157	10,659,602
Twenty-First Century Fox Class B	176,200	4,801,450
Viacom Class B	123,923	4,349,697
Walt Disney	530,990	55,339,778

		213,841,471

Metals & Mining–0.27%
†Freeport-McMoRan	434,961	5,737,136
Newmont Mining	193,932	6,607,263
Nucor	111,943	6,662,847

		19,007,246

Multiline Retail–0.53%
Dollar General	92,929	6,883,251
†Dollar Tree	83,683	6,458,654
Kohl’s	63,403	3,130,840
Macy’s	112,117	4,014,910
Nordstrom	40,611	1,946,485
Target	205,838	14,867,679

		37,301,819

Multi-Utilities–1.04%
Ameren	85,201	4,469,644
CenterPoint Energy	150,835	3,716,574
CMS Energy	96,538	4,017,912
Consolidated Edison	110,012	8,105,684
Dominion Resources	225,610	17,279,470
DTE Energy	62,092	6,116,683
NiSource	110,795	2,453,001
Public Service Enterprise Group	182,489	8,007,617
SCANA	49,706	3,642,456
Sempra Energy	89,788	9,036,264
WEC Energy Group	110,658	6,490,092

		73,335,397

Oil, Gas & Consumable Fuels–6.27%
Anadarko Petroleum	197,727	13,787,504
Apache	135,726	8,614,529
Cabot Oil & Gas	168,696	3,940,739
†Chesapeake Energy	270,105	1,896,137
Chevron	677,734	79,769,292
Cimarex Energy	33,700	4,579,830
†Concho Resources	51,000	6,762,600
ConocoPhillips	449,210	22,523,389
Devon Energy	186,614	8,522,661

LVIP SSGA S&P 500 Index Fund–9

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
EOG Resources	208,002	$21,029,002
EQT	62,607	4,094,498
Exxon Mobil	1,490,310	134,515,381
Hess	96,620	6,018,460
Kinder Morgan	692,081	14,332,998
Marathon Oil	302,129	5,229,853
Marathon Petroleum	189,020	9,517,157
Murphy Oil	58,565	1,823,128
†Newfield Exploration	73,397	2,972,579
Noble Energy	151,585	5,769,325
Occidental Petroleum	277,498	19,766,183
ONEOK	73,077	4,195,351
Phillips 66	160,071	13,831,735
Pioneer Natural Resources	59,514	10,716,686
Range Resources	59,106	2,030,882
†Southwestern Energy	174,150	1,884,303
Spectra Energy	254,090	10,440,558
Tesoro	43,861	3,835,644
Valero Energy	164,845	11,262,210
Williams	243,318	7,576,923

		441,239,537

Personal Products–0.13%
Coty Class A	173,568	3,178,024
Estee Lauder Class A	78,567	6,009,590

		9,187,614

Pharmaceuticals–5.05%
Allergan	135,803	28,519,988
Bristol-Myers Squibb	599,526	35,036,299
Eli Lilly & Co.	348,252	25,613,935
†Endo International	71,500	1,177,605
Johnson & Johnson	983,181	113,272,283
†Mallinckrodt	40,800	2,032,656
Merck & Co.	996,981	58,692,271
†Mylan	164,905	6,291,126
Perrigo	52,151	4,340,528
Pfizer.	2,178,948	70,772,231
Zoetis	177,921	9,524,111

		355,273,033

Professional Services–0.26%
Dun & Bradstreet	13,178	1,598,755
Equifax	42,618	5,038,726
Nielsen Holdings	120,300	5,046,585
Robert Half International	47,717	2,327,635
†Verisk Analytics Class A	55,000	4,464,350

		18,476,051

Real Estate Management & Development–0.04%
†CBRE Group Class A	98,176	3,091,562

		3,091,562

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Road & Rail–0.89%
CSX	346,504	$12,449,889
JB Hunt Transport Services	32,400	3,145,068
Kansas City Southern	38,738	3,286,919
Norfolk Southern	107,532	11,620,983
Ryder System	18,586	1,383,542
Union Pacific	298,902	30,990,159

		62,876,560

Semiconductors & Semiconductor Equipment–3.30%
Analog Devices	112,422	8,164,086
Applied Materials	386,553	12,474,065
Broadcom	142,785	25,240,104
†First Solar	26,332	844,994
Intel	1,699,328	61,634,627
KLA-Tencor	56,221	4,423,468
Lam Research	56,750	6,000,177
Linear Technology	83,733	5,220,753
Microchip Technology	77,303	4,958,987
†Micron Technology	376,759	8,258,557
NVIDIA	192,610	20,559,191
†Qorvo	46,100	2,430,853
QUALCOMM	531,024	34,622,765
Skyworks Solutions	66,900	4,994,754
Texas Instruments	362,924	26,482,564
Xilinx.	92,855	5,605,656

		231,915,601

Software–4.28%
Activision Blizzard	245,400	8,861,394
†Adobe Systems	181,200	18,654,540
†Autodesk	69,703	5,158,719
CA	112,419	3,571,552
†Citrix Systems	56,456	5,042,085
†Electronic Arts	109,179	8,598,938
Intuit	88,140	10,101,725
Microsoft	2,800,988	174,053,394
Oracle	1,088,078	41,836,599
†Red Hat	65,903	4,593,439
†salesforce.com	229,236	15,693,497
Symantec	215,525	5,148,892

		301,314,774

Specialty Retail–2.44%
Advance Auto Parts	25,800	4,363,296
†AutoNation	26,206	1,274,922
†AutoZone	10,427	8,235,140
Bed Bath & Beyond	60,526	2,459,777
Best Buy	101,877	4,347,092
†CarMax	67,709	4,359,782
Foot Locker	49,100	3,480,699
Gap	84,850	1,904,034
Home Depot	439,485	58,926,149
L Brands	85,443	5,625,567

LVIP SSGA S&P 500 Index Fund–10

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Lowe’s	313,597	$22,303,019
†O’Reilly Automotive	33,857	9,426,127
Ross Stores	141,626	9,290,666
Signet Jewelers	28,300	2,667,558
Staples	224,535	2,032,042
Tiffany & Co	39,515	3,059,646
TJX	238,746	17,936,987
Tractor Supply	47,700	3,616,137
†Ulta Salon Cosmetics & Fragrance	20,800	5,302,752
†Urban Outfitters	35,117	1,000,132

		171,611,524

Technology Hardware, Storage & Peripherals–3.70%
Apple	1,923,589	222,790,078
Hewlett Packard Enterprise	594,776	13,763,117
HP	610,876	9,065,400
NetApp.	107,043	3,775,407
Seagate Technology	109,172	4,167,095
Western Digital	99,034	6,729,360

		260,290,457

Textiles, Apparel & Luxury Goods–0.68%
Coach	96,734	3,387,625
Hanesbrands	141,900	3,060,783
†Michael Kors Holdings	59,400	2,553,012
NIKE Class B	480,968	24,447,603
PVH.	28,933	2,610,914
Ralph Lauren	21,272	1,921,287
†Under Armour Class A	63,800	1,853,390
†Under Armour Class C	64,252	1,617,223
VF	121,252	6,468,794

		47,920,631

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco–1.64%
Altria Group	703,201	$47,550,452
Philip Morris International	557,116	50,970,543
Reynolds American	301,202	16,879,360

		115,400,355

Trading Companies & Distributors–0.18%
Fastenal	106,003	4,980,021
†United Rentals	30,300	3,199,074
WW Grainger	19,653	4,564,409

		12,743,504

Water Utilities–0.07%
American Water Works	63,900	4,623,804

		4,623,804

Total Common Stock (Cost $4,364,907,002)		6,947,548,989

MONEY MARKET FUND–0.88%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	61,994,216	61,994,216

Total Money Market Fund (Cost $61,994,216)		61,994,216

	Principal Amount°

SHORT-TERM INVESTMENT–0.16%
≠U.S. Treasury Obligations–0.16%
U.S. Treasury Bill ¥0.413% 3/2/17	11,395,000	11,386,283

Total Short-Term Investment (Cost $11,387,024)		11,386,283

TOTAL VALUE OF SECURITIES–99.84% (Cost $4,438,288,242)	7,020,929,488
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	11,541,324

NET ASSETS APPLICABLE TO 451,917,293 SHARES OUTSTANDING–100.00%	$7,032,470,812

NET ASSET VALUE PER SHARE –LVIP SSGA S&P 500 INDEX FUND STANDARD CLASS ($5,998,454,685 / 385,461,928 Shares)	$15.562

NET ASSET VALUE PER SHARE –LVIP SSGA S&P 500 INDEX FUND SERVICE CLASS ($1,034,016,127 / 66,455,365 Shares)	$15.560

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$4,479,903,190
Accumulated net realized loss on investments	(30,196,665)
Net unrealized appreciation of investments and derivatives	2,582,764,287

TOTAL NET ASSETS	$7,032,470,812

LVIP SSGA S&P 500 Index Fund–11

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

†	Non-income producing for the period.

«	Includes $470,519 cash collateral held at broker for futures contracts, $1,229,043 due to manager and affiliates, and $2,700,788 payable for fund shares redeemed as of December 31, 2016.

Considered an affiliated investment. See Note 2 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
773	E-mini S&P 500 Index - Equity Contract	$86,306,089	$86,429,130	3/19/17	$123,041

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund–12

LVIP SSGA S&P 500 Index Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from unaffiliated investments	$142,488,115
Dividends from affiliated investments	91,136
Interest	49,290

142,628,541

EXPENSES:
Management fees	11,287,942
Distribution fees-Service Class	2,423,491
Accounting and administration expenses	1,651,436
Index fees	663,148
Reports and statements to shareholders	229,402
Trustees’ fees and expenses	174,899
Professional fees	166,410
Custodian fees	77,201
Consulting fees	5,658
Pricing fees	2,087
Other	74,085

16,755,759
Less management fees waived	(15,026)

Total operating expenses	16,740,733

NET INVESTMENT INCOME	125,887,808

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Sale of investments in affiliated investments	224,512
Sale of investments in unaffiliated investments	71,118,283
Foreign currencies	(854)
Futures contracts	17,707,876

Net realized gain	89,049,817

Net change in unrealized appreciation (depreciation) of:
Investments	542,432,122
Futures contracts	(1,498,622)

Net change in unrealized appreciation (depreciation)	540,933,500

NET REALIZED AND UNREALIZED GAIN	629,983,317

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$755,871,125

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$125,887,808	$127,163,781
Net realized gain	89,049,817	89,506,379
Net change in unrealized appreciation (depreciation)	540,933,500	(140,065,276)

Net increase in net assets resulting from operations	755,871,125	76,604,884

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(118,669,518)	(107,310,468)
Service Class	(17,699,207)	(16,225,340)
Net realized gain on investments:
Standard Class	(79,312,836)	(52,832,633)
Service Class	(13,563,311)	(9,063,544)

	(229,244,872)	(185,431,985)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	655,142,911	844,170,892
Service Class	133,394,921	172,098,541
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	197,982,353	160,143,100
Service Class	31,262,519	25,288,885

	1,017,782,704	1,201,701,418

Cost of shares redeemed:
Standard Class	(873,579,589)	(1,015,483,930)
Service Class	(164,969,226)	(179,918,266)

	(1,038,548,815)	(1,195,402,196)

Increase (decrease) in net assets derived from capital share transactions	(20,766,111)	6,299,222

NET INCREASE (DECREASE) IN NET ASSETS	505,860,142	(102,527,879)
NET ASSETS:
Beginning of year	6,526,610,670	6,629,138,549

End of year	$7,032,470,812	$6,526,610,670

Undistributed net investment income	$—	$3,618,917

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund–13

LLVIP SSGA S&P 500 Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$14.395	$14.651	$13.259	$10.191	$8.896

Income (loss) from investment operations:
Net investment income[1]	0.284	0.288	0.243	0.220	0.202
Net realized and unrealized gain (loss)	1.399	(0.121)	1.538	3.038	1.189

Total from investment operations	1.683	0.167	1.781	3.258	1.391

Less dividends and distributions from:
Net investment income	(0.307)	(0.284)	(0.275)	(0.190)	(0.096)
Net realized gain	(0.209)	(0.139)	(0.114)	—	—

Total dividends and distributions	(0.516)	(0.423)	(0.389)	(0.190)	(0.096)

Net asset value, end of period	$15.562	$14.395	$14.651	$13.259	$10.191

Total return[2]	11.76%	1.17%	13.43%	32.00%	15.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,998,455	$5,567,596	$5,672,744	$5,143,799	$2,396,852
Ratio of expenses to average net assets	0.21%	0.21%	0.21%	0.23%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.21%	0.21%	0.21%	0.23%	0.25%
Ratio of net investment income to average net assets	1.92%	1.95%	1.74%	1.84%	2.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.92%	1.95%	1.74%	1.84%	2.04%
Portfolio turnover	4%	10%	11%	8%	14%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund–14

LVIP SSGA S&P 500 Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA S&P 500 Index Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$14.396	$14.653	$13.263	$10.196	$8.901

Income (loss) from investment operations:
Net investment income[1]	0.247	0.251	0.208	0.190	0.177
Net realized and unrealized gain (loss)	1.396	(0.122)	1.536	3.037	1.189

Total from investment operations	1.643	0.129	1.744	3.227	1.366

Less dividends and distributions from:
Net investment income	(0.270)	(0.247)	(0.240)	(0.160)	(0.071)
Net realized gain	(0.209)	(0.139)	(0.114)	—	—

Total dividends and distributions	(0.479)	(0.386)	(0.354)	(0.160)	(0.071)

Net asset value, end of period	$15.560	$14.396	$14.653	$13.263	$10.196

Total return[2]	11.48%	0.92%	13.15%	31.68%	15.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,034,016	$959,015	$956,395	$926,536	$528,207
Ratio of expenses to average net assets	0.46%	0.46%	0.46%	0.48%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.46%	0.46%	0.46%	0.48%	0.50%
Ratio of net investment income to average net assets	1.67%	1.70%	1.49%	1.59%	1.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.67%	1.70%	1.49%	1.59%	1.79%
Portfolio turnover	4%	10%	11%	8%	14%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund–15

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is as a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA S&P 500 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500®” are trademarks of Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc., and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”), which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures, or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. For foreign securities, these changes are included in the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSGA S&P 500 Index Fund–16

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund; 0.20% of the next $500 million; and 0.16% of the average daily net assets in excess of $1 billion. Effective April 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$345,833
Legal	85,316

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $166,671 for the year ended December 31, 2016.

LVIP SSGA S&P 500 Index Fund–17

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$1,009,176
Distribution fees payable to LFD	219,867

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

The Fund has investments in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends Received
Lincoln National	$4,580,495	$—	$582,046	$224,512	$5,476,288	$91,136

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$294,431,123
Sales	323,039,775

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$4,539,109,645

Aggregate unrealized appreciation	$2,680,448,261

Aggregate unrealized depreciation	(198,628,418)

Net unrealized appreciation	$2,481,819,843

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSGA S&P 500 Index Fund–18

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Common Stock.	$6,943,977,437	$3,571,552	$6,947,548,989
Money Market Fund	61,994,216	—	61,994,216
Short-Term Investment	—	11,386,283	11,386,283

Total	$7,005,971,653	$14,957,835	$7,020,929,488

Futures Contracts	$123,041	$—	$123,041

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 were as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$141,571,444	$123,535,808
Long-term capital gains	87,673,428	61,896,177

Total	$229,244,872	$185,431,985

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,479,903,190
Net unrealized appreciation	2,481,819,843
Undistributed long-term capital gains	70,747,779

Net assets	$7,032,470,812

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies, and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and tax character of corporate actions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Investment Loss
$6,862,000	$(6,862,000)

LVIP SSGA S&P 500 Index Fund–19

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	44,243,206	57,074,265
Service Class	9,022,248	11,769,617
Shares issued upon reinvestment of dividends and distributions:
Standard Class	12,840,124	11,162,872
Service Class	2,031,031	1,766,360

	68,136,609	81,773,114

Shares redeemed:
Standard Class	(58,398,420)	(68,644,880)
Service Class	(11,216,144)	(12,189,087)

	(69,614,564)	(80,833,967)

Net increase (decrease)	(1,477,955)	939,147

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts as a cash management tool.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$123,041	Receivables and other assets net of liabilities	$—

LVIP SSGA S&P 500 Index Fund–20

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(792)	$—
Futures contracts (Equity contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	17,708,668	(1,498,622)

Total		$17,707,876	$(1,498,622)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$142,989,523	$—

At December 31, 2016, the Fund pledged U.S. Treasury obligations with a value of $11,386,283 as collateral for futures contracts.

8. Credit and Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA S&P 500 Index Fund–21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP SSGA S&P 500 Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA S&P 500 Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA S&P 500 Index Fund–22

LVIP SSGA S&P 500 Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
38.24%	61.76%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP SSGA S&P 500 Index Fund–23

LVIP SSGA S&P 500 Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP SSGA S&P 500 Index Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total returns were above the median of the Morningstar peer group and below the benchmark index for the one and three year periods and below the median of the Morningstar peer group and the benchmark index for the five and ten year periods. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSGA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA S&P 500 Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA S&P 500 Index Fund–27

LVIP SSGA Small-Cap Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP SSGA Small-Cap Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Small-Cap Index Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The Fund returned 20.68% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 2000® Index1, returned 21.31%).

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

After the tumultuous opening act of 2016, investor nerves were soothed to some degree as February closed, provided one measures comfort by an intra-month recovery in the price levels of developed equity markets. The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500® Index2 to a modest gain for the first quarter overall. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM Manufacturing Index3 in March after bottoming at post crisis lows in December 2015.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500® Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500® Index in over two decades.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Within US equities, a significant sector rotation that was already underway in the second half of 2016 from high yielding defensive sectors to cyclicals accelerated in the fourth quarter after the U.S. election. As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15th for the first time since December of 2015.

On an individual security level, the top positive contributors to the Fund’s performance were Advanced Micro Devices, Inc., Microsemi Corporation, and U.S. Silica Holdings, Inc. The top negative contributors to the Fund’s performance were Impax Laboratories, Inc., Ultragenyx Pharmaceutical, Inc., and Ophthotech Corp.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Cap Index Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,082. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $19,793. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 20.68%
Five Years	+ 13.98%
Ten Years	+ 7.22%

Service Class Shares
One Year	+ 20.38%
Five Years	+ 13.70%
Inception (4/30/07)	+ 6.12%
[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

[3]

The ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries. A composite diffusion index monitors conditions in national manufacturing and is based on the data from these surveys.

LVIP SSGA Small-Cap Index Fund–1

LVIP SSGA Small-Cap Index Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different fund. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,183.90	0.37%	$2.03
Service Class Shares	1,000.00	1,182.40	0.62%	3.40
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.28	0.37%	$1.88
Service Class Shares	1,000.00	1,022.02	0.62%	3.15

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA Small-Cap Index Fund–2

LVIP SSGA Small-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.14%
Aerospace & Defense	1.54%
Air Freight & Logistics	0.54%
Airlines	0.37%
Auto Components	1.24%
Automobiles	0.05%
Banks	11.76%
Beverages	0.21%
Biotechnology	4.22%
Building Products	1.13%
Capital Markets	1.39%
Chemicals	2.47%
Commercial Services & Supplies	2.46%
Communications Equipment	1.81%
Construction & Engineering	0.97%
Construction Materials	0.26%
Consumer Finance	0.52%
Containers & Packaging	0.15%
Distributors	0.11%
Diversified Consumer Services	1.05%
Diversified Financial Services	0.10%
Diversified Telecommunication Services	0.62%
Electric Utilities	1.13%
Electrical Equipment	0.71%
Electronic Equipment, Instruments & Components	2.82%
Energy Equipment & Services	1.24%
Equity Real Estate Investment Trusts	7.30%
Food & Staples Retailing	0.59%
Food Products	1.40%
Gas Utilities	1.19%
Health Care Equipment & Supplies	3.04%
Health Care Providers & Services	2.00%
Health Care Technology	0.44%
Hotels, Restaurants & Leisure	3.04%
Household Durables	1.24%
Household Products	0.28%
Independent Power & Renewable Electricity Producers	0.47%
Industrial Conglomerates	0.05%
Insurance	2.42%
Internet & Direct Marketing Retail	0.52%
Internet Software & Services	2.19%
IT Services	2.04%
Leisure Products	0.28%
Life Sciences Tools & Services	0.66%
Machinery	3.61%
Marine	0.10%
Media	1.57%
Metals & Mining	1.34%

Security Type/Sector	Percentage of Net Assets

Mortgage Real Estate Investment Trusts	1.12%
Multiline Retail	0.20%
Multi-Utilities	0.48%
Oil, Gas & Consumable Fuels	2.43%
Paper & Forest Products	0.59%
Personal Products	0.29%
Pharmaceuticals	1.65%
Professional Services	1.35%
Real Estate Management & Development	0.51%
Road & Rail	0.53%
Semiconductors & Semiconductor Equipment	3.90%
Software	3.55%
Specialty Retail	2.43%
Technology Hardware, Storage & Peripherals	0.53%
Textiles, Apparel & Luxury Goods	0.76%
Thrifts & Mortgage Finance	2.40%
Tobacco	0.20%
Trading Companies & Distributors	1.11%
Water Utilities	0.34%
Wireless Telecommunication Services	0.13%
Rights	0.01%
Warrants	0.00%
Money Market Fund	0.63%
Short-Term Investment	0.17%
Total Value of Securities	99.95%
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Advanced Micro Devices	0.45%
Microsemi	0.32%
Webster Financial	0.26%
Prosperity Bancshares	0.26%
Bank of the Ozarks	0.25%
RSP Permian	0.23%
Curtiss-Wright	0.23%
EMCOR Group	0.23%
PrivateBancorp	0.23%
Olin	0.22%
Total	2.68%

IT–Information Technology

LVIP SSGA Small-Cap Index Fund–3

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.14%
Aerospace & Defense–1.54%
AAR	24,598	$812,964
†Aerojet Rocketdyne Holdings	44,468	798,201
†Aerovironment	14,981	401,940
†Astronics	13,622	460,968
Cubic	18,817	902,275
Curtiss-Wright	33,444	3,289,552
†DigitalGlobe	47,366	1,357,036
†Ducommun	7,300	186,588
†Engility Holdings	13,300	448,210
†Esterline Technologies	22,222	1,982,202
†KEYW Holding	26,008	306,634
†KLX	39,700	1,790,867
†Kratos Defense & Security Solutions	39,750	294,150
†Mercury Systems	28,951	874,899
†Moog Class A	23,981	1,575,072
National Presto Industries	3,372	358,781
†Sparton	6,583	157,005
†TASER International	39,145	948,875
†Teledyne Technologies	25,864	3,181,272
Triumph Group	36,900	977,850
†Vectrus	9,000	214,650
†Wesco Aircraft Holdings	39,520	590,824

		21,910,815

Air Freight & Logistics–0.54%
†Air Transport Services Group	35,876	572,581
†Atlas Air Worldwide Holdings	18,220	950,173
†Echo Global Logistics	21,191	530,835
Forward Air	22,339	1,058,422
†Hub Group Class A	25,144	1,100,050
Park-Ohio Holdings	5,616	239,242
†Radiant Logistics	22,700	88,530
†XPO Logistics	73,918	3,190,301

		7,730,134

Airlines–0.37%
Allegiant Travel	9,884	1,644,698
†Hawaiian Holdings	39,725	2,264,325
SkyWest	37,592	1,370,228

		5,279,251

Auto Components–1.24%
†American Axle & Manufacturing Holdings	57,381	1,107,453
Cooper Tire & Rubber	41,617	1,616,820
†Cooper-Standard Holdings	11,100	1,147,518
Dana	112,272	2,130,923
†Dorman Products	19,873	1,451,921
†Federal-Mogul Holdings Class A	21,934	226,140
†Fox Factory Holding	15,500	430,125
†Gentherm	27,206	920,923
†Horizon Global	13,070	313,680
LCI Industries	17,904	1,929,156

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Auto Components (continued)
Metaldyne Performance Group	10,000	$229,500
†Modine Manufacturing	35,764	532,884
†Motorcar Parts of America	13,400	360,728
Spartan Motors	28,900	267,325
Standard Motor Products	16,051	854,234
†Stoneridge	20,431	361,424
Strattec Security	2,500	100,750
Superior Industries International	18,607	490,294
†Tenneco	42,577	2,659,785
Tower International	15,020	425,817
Unique Fabricating	5,700	83,220
†Workhorse Group	5,600	39,536

		17,680,156

Automobiles–0.05%
Winnebago Industries	21,173	670,125

		670,125

Banks–11.76%
1st Source	12,434	555,302
Access National	6,200	172,112
ACNB	5,200	162,500
†Allegiance Bancshares	7,200	260,280
American National Bankshares	5,995	208,626
Ameris Bancorp	25,479	1,110,884
Ames National	6,665	219,945
Arrow Financial	9,236	374,058
†Atlantic Capital Bancshares	15,100	286,900
Banc of California	36,338	630,464
BancFirst	5,793	539,039
Banco Latinoamericano de Exportacions	22,458	661,164
†Bancorp	38,247	300,621
BancorpSouth	65,131	2,022,318
Bank of Marin Bancorp	4,349	303,343
Bank of NT Butterfield & Son	8,100	254,664
Bank of the Ozarks	66,962	3,521,532
Bankwell Financial Group	5,000	162,500
Banner	22,519	1,256,785
Bar Harbor Bankshares	5,000	236,650
Berkshire Hills Bancorp	22,865	842,575
Blue Hills Bancorp	17,853	334,744
BNC Bancorp	29,400	937,860
Boston Private Financial Holdings	61,038	1,010,179
Bridge Bancorp	11,592	439,337
Brookline Bancorp	51,419	843,272
Bryn Mawr Bank	13,464	567,508
C&F Financial	2,800	139,580
Camden National	11,156	495,862
Capital Bank Financial	17,400	682,950
Capital City Bank Group	9,284	190,136
Cardinal Financial	22,621	741,743

LVIP SSGA Small-Cap Index Fund––4

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Carolina Financial	8,900	$274,031
†Cascade Bancorp	24,543	199,289
Cathay General Bancorp	55,903	2,125,991
CenterState Banks of Florida	34,405	865,974
Central Pacific Financial	22,430	704,751
Central Valley Community Bancorp	7,600	151,696
Century Bancorp Class A	2,361	141,660
Chemical Financial	49,715	2,693,062
Chemung Financial	2,700	98,145
Citizens & Northern	10,361	271,458
City Holding	10,397	702,837
CNB Financial	11,591	309,943
CoBiz Financial	29,853	504,217
Codorus Valley Bancorp	7,035	201,201
Columbia Banking System	43,683	1,951,756
Community Bank System	32,346	1,998,659
Community Trust Bancorp	11,230	557,008
ConnectOne Bancorp	19,869	515,601
County Bancorp	4,200	113,274
†CU Bancorp	13,160	471,128
†Customers Bancorp	17,980	644,044
CVB Financial	75,959	1,741,740
†Eagle Bancorp	22,909	1,396,304
Enterprise Bancorp	7,060	265,174
Enterprise Financial Services	15,038	646,634
†Equity Bancshares Class A	4,400	148,016
Farmers Capital Bank	6,300	264,915
Farmers National Banc	16,200	230,040
†FCB Financial Holdings Class A	22,400	1,068,480
Fidelity Southern	14,015	331,735
Financial Institutions	9,388	321,070
First Bancorp (Maine)	8,211	271,784
First Bancorp (North Carolina)	14,885	403,979
†First Bancorp (Puerto Rico)	87,535	578,606
First Busey	22,963	706,801
First Business Financial Services	5,800	137,576
First Citizens BancShares Class A	5,700	2,023,500
First Commonwealth Financial	63,939	906,655
First Community Bancshares	12,463	375,635
†First Community Financial Partners	11,800	138,060
First Connecticut Bancorp	8,828	199,954
First Financial	6,759	356,875
First Financial Bancorp	45,873	1,305,087
First Financial Bankshares	48,014	2,170,233
First Financial Northwest	3,600	71,064
†First Foundation	8,700	247,950
First Internet Bancorp	4,500	144,000
First Interstate BancSystem Class A	14,498	616,890
First Merchants	30,383	1,143,920
First Mid-Illinois Bancshares	5,000	170,000
First Midwest Bancorp	60,355	1,522,757
First NBC Bank Holding	14,200	103,660

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
†First Northwest Bancorp	9,600	$149,760
First of Long Island	15,654	446,922
Flushing Financial	19,530	573,987
FNB	158,415	2,539,392
†Franklin Financial Network	8,100	338,985
Fulton Financial	129,600	2,436,480
German American Bancorp	10,385	546,355
Glacier Bancorp	57,374	2,078,660
Great Southern Bancorp	7,870	430,095
Great Western Bancorp	44,400	1,935,396
†Green Bancorp	16,664	253,293
Guaranty Bancorp	12,968	313,826
Hancock Holding	58,364	2,515,488
Hanmi Financial	22,520	785,948
†HarborOne Bancorp	10,300	199,202
Heartland Financial USA	16,338	784,224
Heritage Commerce	16,938	244,415
Heritage Financial	23,355	601,391
Heritage Oaks Bancorp	19,116	235,700
Hilltop Holdings	56,349	1,679,200
Home BancShares	91,228	2,533,402
†HomeTrust Bancshares	10,977	284,304
Hope Bancorp	96,558	2,113,655
Horizon Bancorp	14,155	396,340
IBERIABANK	32,904	2,755,710
Independent Bank	17,109	371,265
Independent Bank (Massachusetts)	19,384	1,365,603
Independent Bank Group	8,800	549,120
International Bancshares	41,064	1,675,411
Investors Bancorp	224,686	3,134,370
Lakeland Bancorp	28,478	555,321
Lakeland Financial	17,917	848,549
LCNB	7,700	179,025
LegacyTexas Financial Group	33,227	1,430,755
Live Oak Bancshares	17,000	314,500
Macatawa Bank	23,000	239,430
MainSource Financial Group	17,020	585,488
MB Financial	57,626	2,721,676
MBT Financial	15,500	175,925
Mercantile Bank	13,033	491,344
Merchants Bancshares	3,925	212,735
Middleburg Financial	4,100	142,475
Midland States Bancorp	1,800	65,124
MidWestOne Financial Group	6,142	230,939
MutualFirst Financial	4,700	155,570
National Bank Holdings Class A	17,652	562,922
National Bankshares	5,608	243,668
†National Commerce	7,400	274,910
NBT Bancorp	31,739	1,329,229
†Nicolet Bankshares	5,100	243,219
Northrim BanCorp	5,900	186,440
OFG Bancorp	31,588	413,803

LVIP SSGA Small-Cap Index Fund––5

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Old Line Bancshares	7,300	$175,054
Old National Bancorp	99,817	1,811,679
Old Second Bancorp	24,900	275,145
Opus Bank	12,600	378,630
Orrstown Financial Services	6,400	143,360
Pacific Continental	15,880	346,978
†Pacific Mercantile Bancorp	13,300	97,090
†Pacific Premier Bancorp	20,167	712,903
Park National	9,976	1,193,728
Park Sterling	38,052	410,581
Peapack Gladstone Financial	11,291	348,666
Penns Woods Bancorp	3,876	195,738
Peoples Bancorp	12,640	410,294
Peoples Financial Services	5,300	258,110
People’s Utah Bancorp	11,300	303,405
Pinnacle Financial Partners	32,496	2,251,973
Preferred Bank	8,429	441,848
Premier Financial Bancorp	8,140	163,614
PrivateBancorp	59,305	3,213,738
Prosperity Bancshares	50,551	3,628,551
QCR Holdings	8,100	350,730
Renasant	30,608	1,292,270
Republic Bancorp Class A	7,530	297,736
†Republic First Bancorp	29,200	243,820
S&T Bancorp	25,456	993,802
Sandy Spring Bancorp	16,813	672,352
†Seacoast Banking Corp. of Florida	21,644	477,467
ServisFirst Bancshares	34,400	1,287,936
Shore Bancshares	10,900	166,225
Sierra Bancorp	8,220	218,570
Simmons First National Class A	21,941	1,363,633
South State	17,791	1,554,933
†Southern First Bancshares	5,000	180,000
Southern National Bancorp of Virginia	9,700	158,498
Southside Bancshares	18,150	683,711
Southwest Bancorp	13,798	400,142
State Bank Financial	27,628	742,088
Sterling Bancorp	95,461	2,233,787
Stock Yards Bancorp	15,682	736,270
Stonegate Bank	9,581	399,815
Suffolk Bancorp	8,349	357,504
Summit Financial Group	7,200	198,216
Sun Bancorp	6,881	178,906
†Texas Capital Bancshares	36,815	2,886,296
Tompkins Financial	10,797	1,020,748
Towne Bank	41,890	1,392,843
TriCo Bancshares	14,853	507,676
†TriState Capital Holdings	14,700	324,870
†Triumph Bancorp	10,800	282,420
Trustmark	50,679	1,806,706
UMB Financial	33,882	2,612,980
Umpqua Holdings	166,881	3,134,025

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Union Bankshares Corp	32,431	$1,159,084
Union Bankshares Inc	3,400	154,530
United Bankshares	49,535	2,290,994
United Community Banks	52,556	1,556,709
Univest Corp. of Pennsylvania	17,420	538,278
Valley National Bancorp	186,599	2,172,012
†Veritex Holdings	7,200	192,312
Washington Trust Bancorp	10,975	615,149
WashingtonFirst Bankshares	7,350	213,077
Webster Financial	69,253	3,759,053
WesBanco	29,355	1,264,026
West Bancorporation	12,373	305,613
Westamerica Bancorporation	18,481	1,163,009
Wintrust Financial	38,807	2,816,224
†Xenith Bankshares	5,205	146,781
Yadkin Financial	37,386	1,280,844

		167,386,953

Beverages–0.21%
†Boston Beer Class A	6,616	1,123,728
Coca-Cola Bottling Consolidated	3,513	628,300
†Craft Brewers Alliance	8,950	151,255
MGP Ingredients	9,200	459,816
National Beverage	9,067	463,142
†Primo Water	18,400	225,952

		3,052,193

Biotechnology–4.22%
†Acceleron Pharma	20,400	520,608
†Achillion Pharmaceuticals	87,272	360,433
†Acorda Therapeutics	32,171	604,815
†Adamas Pharmaceuticals	11,600	196,040
†Aduro Biotech	26,000	296,400
†Advaxis	27,200	194,752
†Adverum Biotechnologies	22,100	64,090
†Aevi Genomic Medicine	16,305	84,460
†Agenus	58,000	238,960
†Aimmune Therapeutics	18,200	372,190
†Akebia Therapeutics	24,700	257,127
†Alder Biopharmaceuticals	35,200	732,160
†AMAG Pharmaceuticals	25,129	874,489
†Amicus Therapeutics	106,400	528,808
†Anavex Life Sciences	15,700	62,172
†Anthera Pharmaceuticals	31,200	20,252
†Applied Genetic Technologies	11,000	102,850
†Aptevo Therapeutics	14,124	34,463
†Ardelyx	21,800	309,560
†Arena Pharmaceuticals	178,443	253,389
†Argos Therapeutics	14,550	71,295
†ARIAD Pharmaceuticals	133,200	1,657,008
†Array BioPharma	127,433	1,120,136
†Arrowhead Pharmaceuticals	52,400	81,220

LVIP SSGA Small-Cap Index Fund––6

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Asterias Biotherapeutics	12,000	$55,200
†Atara Biotherapeutics	15,400	218,680
†Athersys	66,200	101,286
†Audentes Therapeutics	6,300	115,101
†AveXis	4,200	200,466
Axovant Sciences	21,200	263,304
†Bellicum Pharmaceuticals	18,200	247,884
†BioCryst Pharmaceuticals	48,800	308,904
†BioSpecifics Technologies	3,700	206,090
†Biotime	49,144	177,410
†Bluebird Bio	30,000	1,851,000
†Blueprint Medicines	14,700	412,335
†Cara Therapeutics	19,600	182,084
†Celldex Therapeutics	79,540	281,572
†Cellular Biomedicine Group	8,600	112,660
†ChemoCentryx	12,745	94,313
†Chimerix	37,300	171,580
†Cidara Therapeutics	8,503	88,431
†Clovis Oncology	23,735	1,054,309
†Coherus Biosciences	22,000	619,300
†Concert Pharmaceuticals	13,100	134,799
†Corvus Pharmaceuticals	4,600	65,780
†Curis	97,400	299,992
†Cytokinetics	24,166	293,617
†CytomX Therapeutics	17,700	194,523
†CytRx.	72,400	26,947
†Dimension Therapeutics	7,500	32,625
=Durata Therapeutics	14,227	0
†Dynavax Technologies	31,857	125,835
†Eagle Pharmaceuticals	6,500	515,710
†Edge Therapeutics	9,800	122,500
†Editas Medicine	6,838	110,981
†Eiger BioPharmaceuticals	2,389	27,832
†Emergent BioSolutions	24,148	793,020
†Enanta Pharmaceuticals	11,400	381,900
†Epizyme	29,200	353,320
†Esperion Therapeutics	11,900	148,988
†Exact Sciences	79,550	1,062,788
†Exelixis	171,568	2,558,079
†FibroGen	39,100	836,740
†Five Prime Therapeutics	20,200	1,012,222
†Flexion Therapeutics	16,100	306,222
†Fortress Biotech	29,600	79,920
†Foundation Medicine	9,685	171,425
†Galena Biopharma	7,810	15,151
†Genomic Health	12,877	378,455
†Geron	96,444	199,639
†Global Blood Therapeutics	12,200	176,290
†GlycoMimetics	10,000	61,000
†Halozyme Therapeutic	81,643	806,633
†Heron Therapeutics	23,500	307,850
†Idera Pharmaceuticals	82,800	124,200

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Ignyta	27,600	$146,280
†Immune Design	11,600	63,800
†ImmunoGen	69,093	140,950
†Immunomedics	63,226	232,039
†Infinity Pharmaceuticals	45,524	61,457
†Inotek Pharmaceuticals	15,200	92,720
†Inovio Pharmaceuticals	49,000	340,060
†Insmed.	43,600	576,828
†Insys Therapeutics	20,900	192,280
†Intellia Therapeutics	6,100	79,971
†Invitae	19,800	157,212
†Ironwood Pharmaceuticals	97,272	1,487,289
†Kadmon Holdings	11,800	63,130
†Karyopharm Therapeutics	20,700	194,580
†Keryx Biopharmaceuticals	53,487	313,434
†Kite Pharma	29,500	1,322,780
†La Jolla Pharmaceutical	9,900	173,547
†Lexicon Pharmaceuticals	31,416	434,483
†Ligand Pharmaceuticals Class B	14,365	1,459,628
†Lion Biotechnologies	39,800	276,610
†Loxo Oncology	8,700	279,401
†MacroGenics	23,800	486,472
†MannKind	281,836	179,445
†MediciNova	25,800	155,574
†Merrimack Pharmaceuticals	85,270	347,902
†MiMedx Group	76,100	674,246
†Minerva Neurosciences	13,900	163,325
†Mirati Therapeutics	10,900	51,775
†Momenta Pharmaceuticals	48,182	725,139
†Myriad Genetics	50,600	843,502
†Nantkwest	17,100	97,812
†Natera	22,700	265,817
†NewLink Genetics	18,347	188,607
†Novavax	176,736	222,687
†OncoMed Pharmaceuticals	17,100	131,841
†Ophthotech	22,900	110,607
†Organovo Holdings	62,000	210,180
†Osiris Therapeutics	13,947	68,480
†Otonomy	15,900	252,810
†OvaScience	21,200	32,436
PDL BioPharma	129,781	275,136
†Pfenex	14,100	127,887
†PharmAthene	54,100	175,825
†Portola Pharmaceuticals	36,800	825,792
†Progenics Pharmaceuticals	50,698	438,031
†Proteostasis Therapeutics	5,500	67,430
†Prothena	26,100	1,283,859
†PTC Therapeutics	27,300	297,843
†Puma Biotechnology	21,300	653,910
†Radius Health	23,700	901,311
†REGENXBIO	13,500	250,425
†Regulus Therapeutics	29,027	65,311

LVIP SSGA Small-Cap Index Fund––7

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Repligen	25,225	$777,435
†Retrophin	26,900	509,217
†Rigel Pharmaceuticals	66,974	159,398
†Sage Therapeutics	22,900	1,169,274
†Sangamo Biosciences	61,289	186,931
†Sarepta Therapeutics	38,100	1,045,083
†Selecta Biosciences	3,900	66,885
†Seres Therapeutics	15,500	153,450
†Sorrento Therapeutics	25,200	123,480
†Spark Therapeutics	14,300	713,570
†Spectrum Pharmaceuticals	63,225	280,087
†Stemline Therapeutics	14,700	157,290
†Syndax Pharmaceuticals	4,000	28,680
†Synergy Pharmaceuticals	135,318	824,087
†Synthetic Biologics	65,800	50,179
†Syros Pharmaceuticals	2,100	25,536
†T2 Biosystems	11,700	61,542
†TESARO	20,204	2,717,034
†TG Therapeutics	34,700	161,355
=Tobira Therapeutics	7,700	105,798
†Tokai Pharmaceuticals	10,900	10,659
†Trevena	38,900	228,732
†Trovagene	20,900	43,890
†Ultragenyx Pharmaceutical	27,200	1,912,432
†Vanda Pharmaceuticals	26,981	430,347
†Versartis	23,900	356,110
†Vital Therapies	14,700	63,945
†Voyager Therapeutics	9,100	115,934
†vTv Therapeutics Class A	11,300	54,579
†XBiotech.	15,200	153,824
†Xencor	22,900	602,728
†Zafgen	14,800	47,064
†ZIOPHARM Oncology	89,984	481,414

		60,002,434

Building Products–1.13%
AAON.	30,217	998,672
Advanced Drainage Systems	25,800	531,480
†American Woodmark	10,375	780,719
Apogee Enterprises	21,247	1,137,989
†Armstrong Flooring	15,700	312,587
†Builders FirstSource	62,466	685,252
†Caesarstone	17,700	507,105
†Continental Building Products	26,100	602,910
†CSW Industrials	9,900	364,815
†Gibraltar Industries	23,561	981,316
Griffon	22,164	580,697
Insteel Industries	12,939	461,146
†Masonite International	22,800	1,500,240
†NCI Building Systems	19,391	303,469
†Patrick Industries	10,814	825,108
†PGT	35,095	401,838

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Building Products (continued)
†Ply Gem Holdings	19,100	$310,375
Quanex Building Products	26,152	530,886
Simpson Manufacturing	31,189	1,364,519
†Trex.	22,194	1,429,294
Universal Forest Products	14,870	1,519,417

		16,129,834

Capital Markets–1.39%
Arlington Asset Investment Class A	16,285	241,344
Associated Capital Group Class A	4,296	141,124
B. Riley Financial	8,100	149,445
BGC Partners Class A	163,709	1,674,743
Calamos Asset Management Class A	11,459	97,974
Cohen & Steers	15,569	523,118
†Cowen Group Class A	21,208	328,724
Diamond Hill Investment Group	2,332	490,606
Evercore Partners Class A	29,392	2,019,230
FBR & Co	5,400	70,200
Fifth Street Asset Management	5,200	34,840
Financial Engines	40,122	1,474,483
GAIN Capital Holdings	27,653	181,957
GAMCO Investors Class A	3,696	114,169
Greenhill & Co	19,590	542,643
Hennessy Advisors	2,500	79,375
Houlihan Lokey	8,700	270,744
†INTL. FCStone	11,124	440,510
Investment Technology Group	24,142	476,563
Janus Capital Group	108,700	1,442,449
†KCG Holdings Class A	38,856	514,842
†Ladenburg Thalmann Financial Services	83,408	203,516
Manning & Napier	13,000	98,150
Medley Management Class A	4,197	41,550
Moelis & Co. Class A	12,800	433,920
OM Asset Management	29,500	427,750
Oppenheimer Holdings Class A	9,302	173,017
†Piper Jaffray	10,468	758,930
PJT Partners Class A	12,200	376,736
Pzena Investment Management Class A	10,210	113,433
†Safeguard Scientifics	17,820	239,679
Silvercrest Asset Management Group Class A	6,100	80,215
†Stifel Financial	48,347	2,414,933
=Teton Advisors Class B	19	0
Virtu Financial Class A	16,500	263,175
Virtus Investment Partners	3,032	357,928
Waddell & Reed Financial Class A	59,500	1,160,845
Westwood Holdings Group	5,814	348,782
WisdomTree Investments	86,008	958,129

		19,759,771

LVIP SSGA Small-Cap Index Fund––8

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals–2.47%
A Schulman	20,631	$690,107
†AgroFresh Solutions	19,100	50,615
American Vanguard	22,295	426,949
Balchem	23,707	1,989,491
Calgon Carbon	35,940	610,980
Chase	4,839	404,298
Chemours	138,100	3,050,629
†Chemtura	47,820	1,587,624
=Chemtura	37,800	0
†Codexis	29,100	133,860
†Ferro	62,087	889,707
†Flotek Industries	42,686	400,822
FutureFuel	17,708	246,141
†GCP Applied Technologies	53,300	1,425,775
Hawkins	6,959	375,438
HB Fuller	37,809	1,826,553
†Ingevity	32,000	1,755,520
Innophos Holdings	13,864	724,533
Innospec.	17,704	1,212,724
KMG Chemicals	6,372	247,807
†Koppers Holdings	14,360	578,708
†Kraton	22,041	627,728
Kronos Worldwide	15,200	181,488
†LSB Industries	17,761	149,548
Minerals Technologies	26,064	2,013,444
Olin	125,017	3,201,685
†OMNOVA Solutions	30,940	309,400
PolyOne	63,264	2,026,979
Quaker Chemical	9,713	1,242,681
Rayonier Advanced Materials	29,900	462,254
Sensient Technologies	33,595	2,639,895
Stepan	14,670	1,195,312
†TerraVia Holdings	55,040	63,296
†Trecora Resources	17,392	240,879
Tredegar	18,530	444,720
Trinseo	19,800	1,174,140
Tronox	47,300	487,663
Valhi	31,800	110,028

		35,199,421

Commercial Services & Supplies–2.46%
ABM Industries	41,923	1,712,135
†ACCO Brands	79,324	1,035,178
†Advanced Disposal Services	14,900	331,078
†Aqua Metals	9,300	121,923
†ARC Document Solutions	31,770	161,392
Brady Class A	34,337	1,289,354
Brink’s	33,857	1,396,601
†Casella Waste Systems	27,834	345,420
CECO Environmental	20,364	284,078
Deluxe	36,940	2,645,273
Ennis	18,660	323,751

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Essendant	27,619	$577,237
G&K Services Class A	14,761	1,423,698
Healthcare Services Group	53,081	2,079,183
†Heritage-Crystal Clean	9,954	156,278
Herman Miller	44,987	1,538,555
HNI	34,075	1,905,474
†InnerWorkings	28,357	279,316
Interface Class A	48,321	896,355
Kimball International Class B	25,702	451,327
Knoll	35,882	1,002,184
Matthews International Class A	24,010	1,845,169
McGrath RentCorp	17,440	683,474
Mobile Mini	33,166	1,003,271
MSA Safety	23,318	1,616,637
Multi-Color	9,792	759,859
†NL Industries	4,936	40,228
Quad/Graphics	20,423	548,970
†SP Plus.	12,897	363,051
Steelcase Class A	64,334	1,151,579
†Team	20,697	812,357
Tetra Tech	43,491	1,876,637
†TRC	17,000	180,200
U.S. Ecology	16,219	797,164
UniFirst	11,367	1,632,870
Viad.	14,913	657,663
VSE	5,566	216,183
West	32,200	797,272

		34,938,374

Communications Equipment–1.81%
ADTRAN	36,548	816,848
†Aerohive Networks	11,800	67,260
†Applied Optoelectronics	12,400	290,656
Bel Fuse Class B	6,838	211,294
Black Box	12,650	192,913
†CalAmp	26,272	380,944
†Calix	31,731	244,329
†Ciena	103,596	2,528,778
†Clearfield	8,300	171,810
Comtech Telecommunications	16,175	191,674
†Digi International	21,371	293,851
EMCORE	23,100	200,970
†Extreme Networks	75,445	379,488
†Finisar	81,167	2,456,925
†Harmonic	50,688	253,440
†Infinera	105,041	891,798
InterDigital	26,088	2,383,139
†Ixia	47,591	766,215
†KVH Industries	12,175	143,665
†Lumentum Holdings	38,000	1,468,700
†NETGEAR	24,334	1,322,553
†NetScout Systems	67,556	2,128,014

LVIP SSGA Small-Cap Index Fund––9

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
†Oclaro	85,200	$762,540
Plantronics	24,951	1,366,317
†ShoreTel	52,268	373,716
Silicom	4,900	201,341
†Sonus Networks	35,602	224,293
†Ubiquiti Networks	19,429	1,122,996
†ViaSat	38,246	2,532,650
†Viavi Solutions	176,200	1,441,316

		25,810,433

Construction & Engineering–0.97%
†Aegion	25,828	612,124
†Ameresco Class A	19,021	104,615
Argan.	9,951	702,043
Comfort Systems USA	27,736	923,609
†Dycom Industries	23,029	1,848,998
EMCOR Group	45,777	3,239,181
Granite Construction	29,740	1,635,700
†Great Lakes Dredge & Dock	52,797	221,747
†Hc2 Holdings	25,030	148,428
†IES Holdings	6,800	130,220
†Layne Christensen	15,700	170,659
†MasTec.	49,778	1,904,009
†MYR Group	10,894	410,486
†NV5 Holdings	5,900	197,060
†Orion Holdings Group	16,895	168,105
Primoris Services	29,838	679,710
†Tutor Perini	27,083	758,324

		13,855,018

Construction Materials–0.26%
†Forterra	12,100	262,086
†Headwaters	54,423	1,280,029
†Summit Materials Class A	57,730	1,373,386
United States Lime & Minerals	1,487	112,640
†US Concrete	10,600	694,300

		3,722,441

Consumer Finance–0.52%
†Encore Capital Group	17,463	500,315
†Enova International	17,123	214,894
†EZCORP Class A	35,119	374,017
FirstCash	35,824	1,683,730
†Green Dot Class A	30,641	721,596
†LendingClub	247,400	1,298,850
Nelnet Class A	15,038	763,179
†PRA Group	34,623	1,353,759
†Regional Management	6,543	171,950
†World Acceptance	4,001	257,184

		7,339,474

Containers & Packaging–0.15%
AEP Industries	2,961	343,772

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging (continued)
Greif Class A	19,100	$980,021
Greif Class B	4,500	303,975
†Multi Packaging Solutions International	15,800	225,308
Myers Industries	13,797	197,297
†UFP Technologies	5,600	142,520

		2,192,893

Distributors–0.11%
Core-Mark Holding	34,260	1,475,578
Weyco Group	4,458	139,535

		1,615,113

Diversified Consumer Services–1.05%
†American Public Education	12,460	305,893
†Apollo Education Group Class A	63,200	625,680
†Ascent Capital Group Class A	8,777	142,714
†Bridgepoint Education	15,373	155,728
†Bright Horizons Family Solutions	33,163	2,322,073
†Cambium Learning Group	7,100	35,429
Capella Education	8,380	735,764
†Career Education	48,768	492,069
Carriage Services	10,635	304,586
†Chegg	59,300	437,634
Collectors Universe	7,100	150,733
DeVry Education Group	46,900	1,463,280
†Grand Canyon Education	33,808	1,976,078
†Houghton Mifflin Harcourt	93,200	1,011,220
†K12	24,700	423,852
Liberty Tax	6,600	88,440
†LifeLock	63,381	1,516,074
†Regis	27,846	404,324
†Sotheby’s	36,975	1,473,823
†Strayer Education	7,765	626,092
†Weight Watchers International	24,300	278,235

		14,969,721

Diversified Financial Services–0.10%
†FNFV Group	48,900	669,930
Marlin Business Services	5,686	118,837
†NewStar Financial	13,298	123,007
†On Deck Capital	41,700	193,071
†PICO Holdings	15,971	241,961
Tiptree Financial Class A	21,700	133,455

		1,480,261

Diversified Telecommunication Services–0.62%
ATN International	7,792	624,373
†Cincinnati Bell	31,265	698,773
Cogent Communications Holdings	31,204	1,290,285
Consolidated Communications Holdings	37,135	997,075
†FairPoint Communications	14,137	264,362

LVIP SSGA Small-Cap Index Fund––10

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
†General Communication Class A	21,019	$408,820
†Globalstar	273,000	431,340
†Hawaiian Telcom Holdco	5,771	143,005
IDT Class B	11,115	206,072
Inteliquent	23,889	547,536
†Intelsat	19,600	52,332
†Iridium Communications	60,850	584,160
†Lumos Networks	13,357	208,636
†ORBCOMM	53,094	439,087
†pdvWireless	6,800	153,340
†Straight Path Communications Class B	8,100	274,671
†Vonage Holdings	142,953	979,228
Windstream Holdings	67,200	492,576

		8,795,671

Electric Utilities–1.13%
ALLETE	37,483	2,406,034
El Paso Electric	30,341	1,410,857
Empire District Electric	33,114	1,128,856
Genie Energy Class B	9,300	53,475
IDACORP	38,176	3,075,077
MGE Energy	26,326	1,719,088
Otter Tail	28,481	1,162,025
PNM Resources	60,336	2,069,525
Portland General Electric	67,614	2,929,715
Spark Energy Class A	4,200	127,260

		16,081,912

Electrical Equipment–0.71%
Allied Motion Technologies	3,700	79,143
†American Superconductor	10,200	75,174
†Atkore International Group	9,200	219,972
AZZ	19,427	1,241,385
†Babcock & Wilcox Enterprises	33,900	562,401
Encore Wire	14,426	625,367
†Energous	12,900	217,365
EnerSys	32,906	2,569,959
†Fuelcell Energy	16,086	28,151
†Generac Holdings	49,182	2,003,675
General Cable	35,800	681,990
LSI Industries	20,862	203,196
†Plug Power	159,000	190,800
Powell Industries	6,308	246,012
†Power Solutions International	3,200	24,000
Preformed Line Products	1,686	97,990
†Sunrun	55,000	292,050
†Thermon Group Holdings	23,603	450,581
†TPI Composites	4,600	73,784
†Vicor	11,771	177,742

		10,060,737

Electronic Equipment, Instruments & Components–2.82%
†Agilysys	10,614	109,961

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Anixter International	21,801	$1,766,971
AVX	34,300	536,109
Badger Meter	20,922	773,068
Belden	31,642	2,365,872
†Benchmark Electronics	36,966	1,127,463
†Coherent	18,232	2,504,803
†Control4	14,400	146,880
CTS	22,011	493,046
Daktronics	26,561	284,203
†Electro Scientific Industries	23,900	141,488
†ePlus	4,979	573,581
†Fabrinet	26,141	1,053,482
†FARO Technologies	12,199	439,164
=Gerber Scientific	6,600	0
†II-VI	44,551	1,320,937
†Insight Enterprises	27,403	1,108,177
†InvenSense	60,952	779,576
†Itron	25,100	1,577,535
†Kimball Electronics	20,326	369,933
†Knowles	66,106	1,104,631
Littelfuse	16,706	2,535,470
†Maxwell Technologies	27,400	140,288
Mesa Laboratories	2,530	310,557
Methode Electronics	27,266	1,127,449
MTS Systems	11,957	677,962
†Novanta	25,063	526,323
†OSI Systems	13,068	994,736
Park Electrochemical	15,188	283,256
PC Connection	8,824	247,866
†Plexus	25,063	1,354,405
†Radisys.	31,000	137,330
†Rogers	13,452	1,033,248
†Sanmina	55,295	2,026,562
†ScanSource	18,737	756,038
SYNNEX	22,023	2,665,223
Systemax	5,558	48,744
†Tech Data	26,400	2,235,552
†TTM Technologies	56,150	765,325
†Universal Display	31,241	1,758,868
Vishay Intertechnology	102,600	1,662,120
†Vishay Precision Group	10,872	205,481

		40,069,683

Energy Equipment & Services–1.24%
Archrock	49,800	657,360
Atwood Oceanics	42,700	560,651
Bristow Group	23,391	479,048
†CARBO Ceramics	18,200	190,372
†Dawson Geophysical	17,500	140,700
†Era Group	17,100	290,187
†Exterran	23,100	552,090
†Fairmount Santrol Holdings	57,400	676,746

LVIP SSGA Small-Cap Index Fund––11

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Forum Energy Technologies	44,846	$986,612
†Geospace Technologies	9,153	186,355
†Helix Energy Solutions Group	85,956	758,132
†Hornbeck Offshore Services	24,559	177,316
†Independence Contract Drilling	26,100	174,870
†Matrix Service	20,507	465,509
†McDermott International	180,700	1,335,373
†Natural Gas Services Group	9,185	295,298
†Newpark Resources	60,941	457,057
†Oil States International	38,400	1,497,600
†Parker Drilling	76,145	197,977
†PHI	8,782	158,252
†Pioneer Energy Services	41,683	285,529
†RigNet	8,774	203,118
†SEACOR Holdings	11,900	848,232
†Seadrill	280,500	956,505
†Tesco	38,646	318,829
†TETRA Technologies	69,142	347,093
Tidewater	42,700	145,607
†Unit.	37,500	1,007,625
US Silica Holdings	55,083	3,122,104
†Willbros Group	37,600	121,824

		17,593,971

Equity Real Estate Investment Trusts–7.30%
Acadia Realty Trust	60,315	1,971,094
Agree Realty	16,966	781,284
Alexander’s	1,676	715,434
American Assets Trust	29,373	1,265,389
Armada Hoffler Properties	24,300	354,051
Ashford Hospitality Prime	20,254	276,467
Ashford Hospitality Trust	57,198	443,856
Bluerock Residential Growth REIT	16,000	219,520
CareTrust REIT	42,781	655,405
CatchMark Timber Trust Class A	28,300	318,658
CBL & Associates Properties	127,000	1,460,500
Cedar Realty Trust	60,761	396,769
Chatham Lodging Trust	27,831	571,927
Chesapeake Lodging Trust	44,515	1,151,158
City Office REIT	16,300	214,671
Colony Starwood Homes	48,900	1,408,809
Community Healthcare Trust	11,000	253,330
Corenergy Infrastructure Trust	10,120	352,986
Coresite Realty	25,268	2,005,521
Cousins Properties	254,425	2,165,159
DiamondRock Hospitality	150,974	1,740,730
DuPont Fabros Technology	56,345	2,475,236
Easterly Government Properties	24,000	480,480
EastGroup Properties	23,769	1,755,103
Education Realty Trust	55,486	2,347,058
Farmland Partners	10,100	112,716
FelCor Lodging Trust	101,366	811,942

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
First Industrial Realty Trust	87,706	$2,460,153
First Potomac Realty Trust	45,418	498,235
Four Corners Property Trust	45,200	927,504
Franklin Street Properties	78,204	1,013,524
GEO Group	55,784	2,004,319
Getty Realty	21,217	540,821
Gladstone Commercial	14,905	299,591
Global Medical REIT	11,600	103,472
Global Net Lease	127,800	1,000,674
Government Properties Income Trust	52,603	1,002,876
Gramercy Property Trust	319,216	2,930,403
Healthcare Realty Trust	86,292	2,616,373
Hersha Hospitality Trust	30,741	660,931
Hudson Pacific Properties	79,351	2,759,828
Independence Realty Trust	42,256	376,924
InfraREIT	29,500	528,345
Investors Real Estate Trust	89,662	639,290
Kite Realty Group Trust	62,254	1,461,724
LaSalle Hotel Properties	80,411	2,450,123
Lexington Realty Trust	173,186	1,870,409
LTC Properties	28,373	1,332,964
Mack-Cali Realty	67,300	1,953,046
Medical Properties Trust	222,972	2,742,556
Monmouth Real Estate Investment	46,889	714,588
Monogram Residential Trust	126,500	1,368,730
National Health Investors	28,134	2,086,699
National Storage Affiliates Trust	26,000	573,820
New Senior Investment Group	56,800	556,072
New York REIT	124,000	1,254,880
Nexpoint Residential Trust	11,800	263,612
NorthStar Realty Europe	44,000	553,080
One Liberty Properties	10,738	269,739
†Parkway	31,803	707,617
Pebblebrook Hotel Trust	53,810	1,600,847
Pennsylvania Real Estate Investment Trust	51,299	972,629
Physicians Realty Trust	101,900	1,932,024
Potlatch	30,492	1,269,992
Preferred Apartment Communities
Class A	18,800	280,308
PS Business Parks	14,862	1,731,720
QTS Realty Trust Class A	35,300	1,752,645
RAIT Financial Trust	70,832	237,996
Ramco-Gershenson Properties Trust	59,105	979,961
Retail Opportunity Investments	81,067	1,712,946
Rexford Industrial Realty	49,200	1,140,948
RLJ Lodging Trust	91,961	2,252,125
Ryman Hospitality Properties	32,703	2,060,616
Sabra Health Care REIT	48,455	1,183,271
Saul Centers	7,066	470,666
Select Income REIT	47,663	1,201,108
Seritage Growth Properties Class A	18,700	798,677

LVIP SSGA Small-Cap Index Fund––12

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Silver Bay Realty Trust	24,552	$420,821
STAG Industrial	51,634	1,232,504
Summit Hotel Properties	64,673	1,036,708
Sunstone Hotel Investors	163,892	2,499,353
Terreno Realty	33,814	963,361
TIER REIT	35,400	615,606
UMH Properties	17,967	270,403
Universal Health Realty Income Trust	9,173	601,657
Urban Edge Properties	67,600	1,859,676
Urstadt Biddle Properties Class A	21,617	521,186
Washington Prime Group	139,900	1,456,359
Washington Real Estate Investment Trust	55,275	1,806,940
Whitestone REIT	21,971	315,943
Xenia Hotels & Resorts	77,700	1,508,934

		103,916,105

Food & Staples Retailing–0.59%
Andersons	19,963	892,346
†Chefs’ Warehouse	15,895	251,141
Ingles Markets Class A	10,331	496,921
†Natural Grocers by Vitamin Cottage	7,253	86,238
†Performance Food Group	27,900	669,600
PriceSmart	15,032	1,255,172
†Smart & Final Stores	14,800	208,680
SpartanNash	27,558	1,089,643
†SUPERVALU	198,947	929,082
†United Natural Foods	37,299	1,779,908
Village Super Market Class A	6,613	204,342
Weis Markets	7,000	467,880

		8,330,953

Food Products–1.40%
Advancepierre Foods Holdings	16,400	488,392
Alico	2,463	66,870
†Amplify Snack Brands	21,400	188,534
B&G Foods Class A	49,614	2,173,093
Calavo Growers	11,554	709,416
Cal-Maine Foods	23,130	1,021,768
†Darling Ingredients	123,659	1,596,438
Dean Foods	68,700	1,496,286
†Farmer Brothers	7,201	264,277
Fresh Del Monte Produce	24,356	1,476,704
†Freshpet	18,400	186,760
†Inventure Foods	13,960	137,506
J&J Snack Foods	11,287	1,506,024
John B Sanfilippo & Son	5,902	415,442
Lancaster Colony	14,154	2,001,234
†Landec	20,933	288,875
†Lifeway Foods	4,131	47,548
Limoneira	9,287	199,763
†Omega Protein	16,668	417,533

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
Sanderson Farms	14,990	$1,412,658
†Seaboard	191	754,830
†Seneca Foods Class A	4,510	180,625
Snyder’s-Lance	60,685	2,326,663
Tootsie Roll Industries	12,668	503,553

		19,860,792

Gas Utilities–1.19%
Chesapeake Utilities	11,865	794,362
Delta Natural Gas	5,900	173,047
New Jersey Resources	64,782	2,299,761
Northwest Natural Gas	20,419	1,221,056
ONE Gas	39,300	2,513,628
South Jersey Industries	60,204	2,028,273
Southwest Gas	35,795	2,742,613
Spire	33,767	2,179,660
WGL Holdings	38,124	2,908,099

		16,860,499

Health Care Equipment & Supplies–3.04%
Abaxis	16,413	866,114
†Accuray	60,218	277,003
Analogic	9,337	774,504
†AngioDynamics	21,092	355,822
†Anika Therapeutics	10,395	508,939
†AtriCure	23,003	450,169
Atrion	967	490,462
†Avinger	9,500	35,150
†AxoGen	21,000	189,000
Cantel Medical	27,050	2,130,187
†Cardiovascular Systems	24,882	602,393
†Cerus	74,683	324,871
†ConforMIS	31,100	251,910
CONMED	20,622	910,874
†Corindus Vascular Robotics	14,000	9,778
CryoLife	23,210	444,471
†Cutera	9,700	168,295
†Cynosure Class A	17,742	809,035
†Endologix	60,532	346,243
†Entellus Medical	6,100	115,717
†Exactech	8,883	242,506
†GenMark Diagnostics	29,300	358,632
†Glaukos	12,300	421,890
†Globus Medical	52,574	1,304,361
†Haemonetics	38,434	1,545,047
†Halyard Health	35,100	1,297,998
†ICU Medical	11,067	1,630,722
†Inogen	12,200	819,474
†Insulet	43,485	1,638,515
†Integer Holdings	22,625	666,306
†Integra LifeSciences Holdings	22,775	1,953,867
Invacare	22,839	298,049

LVIP SSGA Small-Cap Index Fund––13

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Invivo Therapeutics Holdings	23,500	$98,700
†Iradimed	2,500	27,750
†IRIDEX	6,600	92,796
†K2M Group Holdings	17,700	354,708
LeMaitre Vascular	9,600	243,264
†Masimo	30,758	2,073,089
Meridian Bioscience	30,975	548,257
†Merit Medical Systems	32,074	849,961
†Natus Medical	24,363	847,832
†Neogen	27,412	1,809,192
†Nevro	18,100	1,315,146
†Novocure	33,800	265,330
†NuVasive	37,437	2,521,756
†NxStage Medical	47,754	1,251,632
†OraSure Technologies	36,706	322,279
†Orthofix International	13,003	470,449
†Oxford Immunotec Global	17,300	258,635
†Penumbra	19,100	1,218,580
†Quidel	20,825	446,071
†Rockwell Medical Technologies	38,835	254,369
†RTI Surgical	51,400	167,050
†Second Sight Medical Products	15,156	29,857
†Senseonics Holdings	24,200	64,614
†Spectranetics	31,869	780,791
†Staar Surgical	28,999	314,639
†Surmodics	10,565	268,351
†Tactile Systems Technology	3,200	52,512
†Tandem Diabetes Care	11,800	25,370
†TransEnterix	58,158	75,605
Utah Medical Products	2,915	212,066
†Vascular Solutions	13,373	750,225
†Veracyte	12,100	93,654
†Wright Medical Group	77,703	1,785,615
†Zeltiq Aesthetics	26,556	1,155,717

		43,284,166

Health Care Providers & Services–2.00%
†AAC Holdings	8,600	62,264
Aceto	21,357	469,213
†Addus HomeCare	4,700	164,735
†Adeptus Health Class A	10,700	81,748
†Air Methods	24,196	770,643
†Almost Family	5,276	232,672
†Amedisys	20,916	891,649
†American Renal Associates Holdings	7,600	161,728
†AMN Healthcare Services	35,574	1,367,820
†BioScrip	80,831	84,064
†BioTelemetry	20,300	453,705
†Capital Senior Living	20,531	329,523
Chemed	12,198	1,956,681
†Civitas Solutions	13,100	260,690
†Community Health Systems	82,500	461,175

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†CorVel	8,012	$293,239
†Cross Country Healthcare	21,717	339,002
†Diplomat Pharmacy	34,200	430,920
Ensign Group	35,590	790,454
†Genesis Healthcare	25,278	107,431
†HealthEquity	32,400	1,312,848
HealthSouth	66,967	2,761,719
†Healthways	23,636	537,719
Kindred Healthcare	67,651	531,060
Landauer	6,971	335,305
†LHC Group	11,806	539,534
†Magellan Health	16,995	1,278,874
†Molina Healthcare	32,581	1,767,845
National HealthCare	8,275	627,162
National Research Class A	7,337	139,403
†Nobilis Health	51,900	108,990
Owens & Minor	46,954	1,657,007
†PharMerica	20,749	521,837
†Providence Service	10,033	381,756
†Quorum Health	25,800	187,566
†RadNet	23,700	152,865
†Select Medical Holdings	79,967	1,059,563
†Surgery Partners	13,200	209,220
†Surgical Care Affiliates	20,000	925,400
†Team Health Holdings	51,059	2,218,514
†Teladoc	13,700	226,050
†Triple-S Management Class B	17,638	365,107
U.S. Physical Therapy	8,549	600,140
†Universal American	33,011	328,459

		28,483,299

Health Care Technology–0.44%
†Castlight Health Class B	29,100	144,045
Computer Programs & Systems	7,049	166,356
†Cotiviti Holdings	8,500	292,400
†Evolent Health Class A	13,000	192,400
†HealthStream	19,045	477,077
†HMS Holdings	63,320	1,149,891
†Medidata Solutions	41,434	2,058,027
†NantHealth	5,000	49,700
†Omnicell	26,625	902,587
Quality Systems	37,628	494,808
†Vocera Communications	20,340	376,087

		6,303,378

Hotels, Restaurants & Leisure–3.04%
†Belmond Class A	62,422	833,334
†Biglari Holdings	695	328,874
†BJ’s Restaurants	17,374	682,798
Bloomin’ Brands	76,052	1,371,218
Bob Evans Farms	14,732	783,890
†Bojangles’	9,500	177,175

LVIP SSGA Small-Cap Index Fund––14

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Boyd Gaming	61,883	$1,248,180
†Buffalo Wild Wings	14,268	2,202,979
†Caesars Acquisition Class A	35,042	473,067
†Caesars Entertainment	42,400	360,400
†Carrols Restaurant Group	26,365	402,066
†Century Casinos	18,500	152,255
Cheesecake Factory	34,186	2,047,058
Churchill Downs	10,121	1,522,704
†Chuy’s Holdings	12,532	406,663
ClubCorp Holdings	48,000	688,800
Cracker Barrel Old Country Store	14,494	2,420,208
†Dave & Buster’s Entertainment	28,400	1,598,920
†Del Frisco’s Restaurant Group	16,987	288,779
†Del Taco Restaurants	20,100	283,812
†Denny’s	56,256	721,764
DineEquity	13,132	1,011,164
†El Pollo Loco Holdings	15,200	186,960
†Eldorado Resorts	23,700	401,715
†Empire Resorts	4,049	92,123
†Fiesta Restaurant Group	18,857	562,881
†Fogo de Chao	6,400	91,840
Golden Entertainment	9,000	108,990
†Habit Restaurants Class A	10,100	174,225
ILG	85,036	1,545,104
International Speedway Class A	19,618	721,942
†Intrawest Resorts Holdings	12,700	226,695
†Isle of Capri Casinos	18,373	453,629
†J Alexander’s Holdings	11,071	119,013
Jack in the Box	24,615	2,748,019
†Jamba	8,591	88,487
†Kona Grill	7,900	99,145
†La Quinta Holdings	63,100	896,651
†Lindblad Expeditions Holdings	12,800	120,960
†Luby’s	16,900	72,332
Marcus	13,534	426,321
Marriott Vacations Worldwide	16,872	1,431,589
†Monarch Casino & Resort	9,484	244,498
†Nathan’s Famous	2,600	168,740
†Noodles & Co.	7,800	31,980
Papa John’s International	20,422	1,747,715
†Penn National Gaming	55,500	765,345
†Pinnacle Entertainment	40,185	582,683
Planet Fitness Class A	16,300	327,630
†Popeyes Louisiana Kitchen	14,729	890,810
†Potbelly	16,600	214,140
†Red Lion Hotels	12,300	102,705
†Red Robin Gourmet Burgers	9,622	542,681
Red Rock Resorts Class A	22,200	514,818
†Ruby Tuesday	53,395	172,466
Ruth’s Hospitality Group	22,008	402,746
†Scientific Games Class A	38,152	534,128
SeaWorld Entertainment	49,700	940,821

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Shake Shack Class A	11,500	$411,585
Sonic	31,875	845,006
Speedway Motorsports	9,461	205,020
Texas Roadhouse	49,940	2,409,106
Wingstop	10,700	316,613
†Zoe’s Kitchen	13,900	333,461

		43,279,426

Household Durables–1.24%
Bassett Furniture Industries	8,100	246,240
†Beazer Homes USA	25,566	340,028
†Cavco Industries	6,326	631,651
†Century Communities	13,200	277,200
CSS Industries	7,855	212,635
Ethan Allen Interiors	18,332	675,534
Flexsteel Industries	5,566	343,255
†GoPro	75,700	659,347
†Green Brick Partners	13,800	138,690
†Helen of Troy	21,147	1,785,864
Hooker Furniture	9,300	352,935
†Hovnanian Enterprises Class A	101,192	276,254
†Installed Building Products	14,918	616,113
†iRobot	20,032	1,170,870
KB Home	62,436	987,113
La-Z-Boy	36,733	1,140,560
†LGI Homes	10,500	301,665
Libbey	15,888	309,180
Lifetime Brands	8,078	143,385
†M/I Homes	17,374	437,477
MDC Holdings	31,011	795,735
†Meritage Homes	28,584	994,723
NACCO Industries Class A	2,792	252,816
†New Home	10,900	127,639
†Taylor Morrison Home Class A	22,300	429,498
†TopBuild	28,800	1,025,280
†TRI Pointe Homes	111,952	1,285,209
†UCP	9,800	118,090
†Universal Electronics	10,611	684,940
†WCI Communities	14,800	347,060
†William Lyon Homes Class A	16,800	319,704
†ZAGG	25,300	179,630

		17,606,320

Household Products–0.28%
†Central Garden & Pet	8,800	291,192
†Central Garden & Pet Class A	24,822	767,000
†HRG Group	89,156	1,387,267
Oil-Dri Corp. of America	3,441	131,481
Orchids Paper Products	8,292	217,085
WD-40	10,539	1,232,009

		4,026,034

LVIP SSGA Small-Cap Index Fund––15

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Independent Power & Renewable Electricity Producers–0.47%
†Atlantic Power	87,433	$218,583
†Atlantica Yield	43,929	850,026
†Dynegy	87,700	741,942
NRG Yield Class A	25,700	394,752
NRG Yield Class C	47,400	748,920
Ormat Technologies	29,256	1,568,707
Pattern Energy Group	49,800	945,702
TerraForm Global Class A	79,400	313,630
†TerraForm Power Class A	65,400	837,774
†Vivint Solar	15,700	40,035

		6,660,071

Industrial Conglomerates–0.05%
Raven Industries	26,951	679,165

		679,165

Insurance–2.42%
†Ambac Financial Group	35,300	794,250
American Equity Investment Life Holding	64,255	1,448,308
AMERISAFE	14,099	879,073
Argo Group International Holdings	21,589	1,422,715
†Atlas Financial Holdings	8,300	149,815
Baldwin & Lyons Class B	7,143	180,004
Blue Capital Reinsurance Holdings	5,100	94,095
†Citizens	31,491	309,242
CNO Financial Group	135,112	2,587,395
Crawford & Co. Class B	10,379	130,360
Donegal Group Class A	5,144	89,917
†eHealth	14,419	153,562
EMC Insurance Group	5,953	178,650
Employers Holdings	23,927	947,509
†Enstar Group	8,511	1,682,625
FBL Financial Group Class A	7,274	568,463
Federated National Holding	7,500	140,175
Fidelity & Guaranty Life	8,000	189,600
†Genworth Financial	379,200	1,444,752
†Global Indemnity	6,337	242,137
†Greenlight Capital Re Class A	21,657	493,780
†Hallmark Financial Services	8,751	101,774
HCI Group	6,107	241,104
Heritage Insurance Holdings	22,000	344,740
Horace Mann Educators	30,431	1,302,447
Independence Holding	6,117	119,587
Infinity Property & Casualty	7,989	702,233
Investors Title	1,200	189,816
James River Holdings L	10,400	432,120
Kemper	29,700	1,315,710
Kinsale Capital Group	5,100	173,451
Maiden Holdings	43,895	765,968
†MBIA	98,100	1,049,670
National General Holdings	36,100	902,139

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
National Western Life Group Class A	1,716	$533,333
Navigators Group	8,416	990,984
OneBeacon Insurance Group Class A	14,187	227,701
†Patriot National	10,200	47,430
Primerica	35,422	2,449,431
RLI	28,634	1,807,664
Safety Insurance Group	10,699	788,516
Selective Insurance Group	42,807	1,842,841
State Auto Financial	12,495	334,991
State National	24,100	334,026
Stewart Information Services	16,239	748,293
†Third Point Reinsurance	49,100	567,105
†Trupanion	9,182	142,505
United Fire Group	16,121	792,670
United Insurance Holdings	12,200	184,708
Universal Insurance Holdings	24,303	690,205
†WMIH	148,500	230,175

		34,479,764

Internet & Direct Marketing Retail–0.52%
†1-800-FLOWERS.com Class A	19,282	206,317
Blue Nile	8,797	357,422
†Duluth Holdings Class B	8,300	210,820
†Etsy	78,700	927,086
†FTD	13,837	329,874
†Gaia	5,850	50,603
HSN	23,412	803,032
†Lands End	10,600	160,590
†Liberty TripAdvisor Holdings Class A	54,500	820,225
Nutrisystem	22,826	790,921
†Overstock.com	11,597	202,947
PetMed Express	15,272	352,325
†Shutterfly	26,172	1,313,311
†Wayfair Class A	23,600	827,180

		7,352,653

Internet Software & Services–2.19%
†2U	27,500	829,125
†Actua	8,259	115,626
†Alarm.com Holdings	9,000	250,470
†Amber Road	11,100	100,788
†Angie’s List	34,117	280,783
†Appfolio Class A	6,700	159,795
†Autobytel	7,600	102,220
†Bankrate	34,282	378,816
†Bazaarvoice	54,380	263,743
†Benefitfocus	9,400	279,180
†Blucora	31,068	458,253
†Box Class A	36,100	500,346
†Brightcove	21,686	174,572
†Carbonite	15,170	248,788
†Care.com	12,300	105,411

LVIP SSGA Small-Cap Index Fund––16

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†ChannelAdvisor	15,100	$216,685
†Cimpress	18,934	1,734,544
†comScore	35,809	1,130,848
†Cornerstone OnDemand	37,910	1,603,972
†DHI Group	40,816	255,100
EarthLink Holdings	81,653	460,523
†Endurance International Group Holdings	46,000	427,800
†Envestnet	31,063	1,094,971
†Five9	22,200	315,018
†Global Sources	9,042	80,022
†Gogo	44,500	410,290
†GrubHub	61,000	2,294,820
†GTT Communications	19,400	557,750
†Hortonworks	35,100	291,681
†Instructure	7,400	144,670
†Intralinks Holdings	30,005	405,668
j2 Global	35,487	2,902,837
†Limelight Networks	67,249	169,467
†Liquidity Services	17,626	171,853
†LivePerson	38,818	293,076
LogMeIn	18,971	1,831,650
†Marchex Class B	24,554	65,068
†MeetMe	35,900	176,987
†Mindbody Class A	12,700	270,510
†New Relic	16,300	460,475
NIC	47,647	1,138,763
†Numerex Class A	12,000	88,800
†Q2 Holdings	18,900	545,265
†QuinStreet	29,711	111,713
†Quotient Technology	47,700	512,775
†RealNetworks	13,048	63,413
Reis	8,300	184,675
†RetailMeNot	28,100	261,330
†Rightside Group	10,100	83,527
†Shutterstock	14,152	672,503
†SPS Commerce	11,901	831,761
†Stamps.com	12,138	1,391,622
†TechTarget	10,997	93,804
†TrueCar	43,900	548,750
†Web.com Group	31,551	667,304
†WebMD Health	26,946	1,329,827
†Xactly	19,800	217,800
†XO Group	18,601	361,789

		31,119,622

IT Services–2.04%
†Acxiom	58,372	1,564,370
†ALJ Regional Holdings	16,100	70,679
†Blackhawk Network Holdings Class A	41,200	1,552,210
†CACI International Class A	18,361	2,282,272
†Cardtronics Class A	33,940	1,852,106

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
Cass Information Systems	7,694	$566,048
Convergys	67,022	1,646,060
CSG Systems International	23,988	1,161,019
†Datalink	17,567	197,804
†EPAM Systems	36,345	2,337,347
EVERTEC	47,400	841,350
†ExlService Holdings	24,448	1,233,157
Forrester Research	7,133	306,362
Hackett Group	16,191	285,933
†Information Services Group	27,000	98,280
†Lionbridge Technologies	44,534	258,297
ManTech International Class A	18,417	778,118
MAXIMUS	48,464	2,703,807
†MoneyGram International	24,587	290,372
NCI Class A	2,622	36,577
†NeuStar Class A	40,600	1,356,040
†Perficient	26,125	456,926
†PFSweb	11,200	95,200
Planet Payment	36,800	150,144
Science Applications International	31,900	2,705,120
†ServiceSource International	52,560	298,541
†Sykes Enterprises	28,877	833,390
Syntel	24,228	479,472
TeleTech Holdings	12,260	373,930
Travelport Worldwide	86,800	1,223,880
†Unisys	36,654	547,977
†Virtusa	20,436	513,352

		29,096,140

Leisure Products–0.28%
†Acushnet Holdings	15,100	297,621
†Arctic Cat	12,314	184,956
Callaway Golf	70,427	771,880
Escalade	7,200	95,040
†JAKKS Pacific	12,037	61,991
Johnson Outdoors Class A	3,886	154,235
†Malibu Boats Class A	15,700	299,556
Marine Products	3,156	43,774
MCBC Holdings	8,400	122,472
†Nautilus	22,700	419,950
†Smith & Wesson Holding	41,132	867,063
Sturm Ruger & Co.	13,814	727,998

		4,046,536

Life Sciences Tools & Services–0.66%
†Accelerate Diagnostics	17,021	353,186
†Albany Molecular Research	19,000	356,440
†Cambrex	23,846	1,286,492
†ChromaDex	24,900	82,419
†Enzo Biochem	34,500	239,430
†Fluidigm	25,845	188,152
†INC Research Holdings Class A	31,100	1,635,860

LVIP SSGA Small-Cap Index Fund––17

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Luminex	29,507	$596,927
†Medpace Holdings	6,200	223,634
†NanoString Technologies	12,600	280,980
†NeoGenomics	36,000	308,520
†Pacific Biosciences of California	64,198	243,952
†PAREXEL International	39,659	2,606,389
†PRA Health Sciences	18,100	997,672

		9,400,053

Machinery–3.61%
Actuant Class A	44,014	1,142,163
Alamo Group	6,935	527,753
Albany International	21,383	990,033
Altra Industrial Motion	18,678	689,218
American Railcar Industries	6,646	300,997
Astec Industries	14,447	974,595
Barnes Group	37,839	1,794,325
†Blue Bird	6,400	98,880
Briggs & Stratton	31,514	701,502
†Chart Industries	22,774	820,319
CIRCOR International	12,327	799,776
CLARCOR	35,960	2,965,621
Columbus McKinnon	14,708	397,704
DMC Global	12,200	193,370
Douglas Dynamics	16,949	570,334
†Energy Recovery	25,200	260,820
EnPro Industries	16,109	1,085,102
ESCO Technologies	19,038	1,078,503
†ExOne	9,291	86,778
Federal Signal	44,507	694,754
Franklin Electric	34,640	1,347,496
FreightCar America	10,041	149,912
†Gencor Industries	5,500	86,350
Global Brass & Copper Holdings	17,000	583,100
Gorman-Rupp	14,482	448,218
Graham	7,462	165,283
Greenbrier Companies	20,147	837,108
Hardinge	10,200	113,016
Harsco	58,200	791,520
Hillenbrand	44,336	1,700,286
Hurco	5,769	190,954
Hyster-Yale Materials Handling	7,266	463,353
John Bean Technologies	21,892	1,881,617
Joy Global	74,300	2,080,400
Kadant	8,297	507,776
Kennametal	59,500	1,859,970
Lindsay	7,907	589,941
†Lydall	12,302	760,879
†Manitowoc	93,500	559,130
†Meritor	61,212	760,253
†Milacron Holdings	9,000	167,670
Miller Industries	9,629	254,687

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Mueller Industries	42,540	$1,699,898
Mueller Water Products Class A	117,227	1,560,291
†Navistar International	36,900	1,157,553
NN	20,456	389,687
Omega Flex	1,789	99,755
†Proto Labs	18,443	947,048
†RBC Bearings	17,018	1,579,441
†Rexnord	62,264	1,219,752
†SPX	30,900	732,948
†SPX FLOW	26,300	843,178
Standex International	9,454	830,534
Sun Hydraulics	17,228	688,603
Supreme Industries Class A	11,300	177,410
Tennant	13,081	931,367
Titan International	30,310	339,775
†TriMas	32,125	754,937
†Wabash National	48,040	759,993
Watts Water Technologies Class A	20,928	1,364,506
Woodward	39,958	2,759,100

		51,307,242

Marine–0.10%
Costamare	23,000	128,800
Matson	32,500	1,150,175
†Scorpio Bulkers	38,891	196,400

		1,475,375

Media–1.57%
AMC Entertainment Holdings	22,990	773,613
†Central European Media Enterprises Class A	49,011	124,978
†Daily Journal	950	229,710
Entercom Communications Class A	18,821	287,961
Entravision Communications Class A	47,530	332,710
†Eros International	22,400	292,320
Gannett	88,000	854,480
†Global Eagle Entertainment	35,400	228,684
†Gray Television	47,400	514,290
†Hemisphere Media Group	6,200	69,440
†IMAX	44,200	1,387,880
†Liberty Braves Group Class A	8,000	163,920
†Liberty Braves Group Class C	23,100	475,629
†Liberty Media Group Class A	16,900	529,815
†Liberty Media Group Class C	34,600	1,084,018
†Loral Space & Communications	9,461	388,374
MDC Partners Class A	37,735	247,164
†Media General	82,000	1,544,060
Meredith	28,234	1,670,041
†MSG Networks	44,400	954,600
National CineMedia	45,829	675,061
New Media Investment Group	30,900	494,091
New York Times Class A	93,411	1,242,366

LVIP SSGA Small-Cap Index Fund––18

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Nexstar Broadcasting Group Class A	22,356	$1,415,135
†Radio One Class D	30,792	89,297
†Reading International Class A	13,940	231,404
Saga Communications Class A	2,612	131,384
Salem Media Group	14,000	87,500
Scholastic	20,191	958,871
†Scripps (E.W.) Class A	44,266	855,662
Sinclair Broadcast Group Class A	49,632	1,655,227
Time	77,100	1,376,235
†Townsquare Media Class A	9,400	97,854
†Tronc	23,200	321,784
World Wrestling Entertainment Class A	26,707	491,409

		22,276,967

Metals & Mining–1.34%
†AK Steel Holding	229,956	2,347,851
Allegheny Technologies	81,600	1,299,888
Ampco-Pittsburgh	7,400	123,950
Carpenter Technology	34,700	1,255,099
†Century Aluminum	35,687	305,481
†Cliffs Natural Resources	165,100	1,388,491
†Coeur Mining	121,886	1,107,944
Commercial Metals	86,300	1,879,614
Ferroglobe	51,633	559,185
†=Ferroglobe R&W Trust	51,633	0
Gold Resource	43,500	189,225
†Handy & Harman	2,948	75,321
Haynes International	9,081	390,392
Hecla Mining	287,300	1,505,452
Kaiser Aluminum	13,322	1,034,986
Materion	15,484	613,166
Olympic Steel	5,606	135,833
†Real Industry	21,300	129,930
†Ryerson Holding	7,325	97,789
Schnitzer Steel Industries Class A	19,101	490,896
†Stillwater Mining	91,715	1,477,529
†SunCoke Energy	50,547	573,203
†TimkenSteel	28,400	439,632
Worthington Industries	33,908	1,608,596

		19,029,453

Mortgage Real Estate Investment Trusts–1.12%
AG Mortgage Investment Trust	20,484	350,481
Altisource Residential	38,500	425,040
Anworth Mortgage Asset	70,031	362,060
Apollo Commercial Real Estate Finance	53,981	897,168
Ares Commercial Real Estate	19,289	264,838
Armour Residential REIT	29,353	636,667
Capstead Mortgage	71,108	724,591
Colony Capital Class A	84,679	1,714,750
CYS Investments	113,467	877,100

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (continued)
Dynex Capital	32,230	$219,809
Great Ajax	11,300	149,951
Hannon Armstrong Sustainable
Infrastructure Capital	30,300	575,397
Invesco Mortgage Capital	84,561	1,234,591
†iStar Financial	50,770	628,025
Ladder Capital Class A	28,093	385,436
MTGE Investment	34,111	535,543
New Residential Investment	183,500	2,884,620
New York Mortgage Trust	81,332	536,791
Orchid Island Capital	15,600	168,948
Owens Realty Mortgage	8,700	161,124
PennyMac Mortgage Investment Trust	50,821	831,940
Redwood Trust	56,946	866,149
Resource Capital	21,982	183,110
Western Asset Mortgage Capital	29,784	299,925

		15,914,054

Multiline Retail–0.20%
Big Lots	33,500	1,682,035
Fred’s Class A	25,477	472,853
†Ollie’s Bargain Outlet Holdings	14,800	421,060
†Sears Holdings	9,800	91,042
†Tuesday Morning	31,883	172,168

		2,839,158

Multi-Utilities–0.48%
Avista	47,726	1,908,563
Black Hills	38,943	2,388,764
NorthWestern	36,706	2,087,470
Unitil	10,641	482,463

		6,867,260

Oil, Gas & Consumable Fuels–2.43%
†Abraxas Petroleum	109,012	280,161
Adams Resources & Energy	1,206	47,818
Alon USA Energy	23,992	273,029
Ardmore Shipping	19,500	144,300
†Bill Barrett	31,990	223,610
†California Resources	21,900	466,251
†Callon Petroleum	110,116	1,692,483
†Carrizo Oil & Gas	41,989	1,568,289
†Clayton Williams Energy	4,848	578,172
†Clean Energy Fuels	67,995	194,466
†Cobalt International Energy	273,100	333,182
†Contango Oil & Gas	14,481	135,253
CVR Energy	13,700	347,843
Delek U.S. Holdings	45,988	1,106,931
†Denbury Resources	261,900	963,792
DHT Holdings	59,200	245,088
†Dorian LPG	22,000	180,620
†Eclipse Resources	51,400	137,238
†EP Energy Class A	33,600	220,080

LVIP SSGA Small-Cap Index Fund––19

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Erin Energy	13,300	$40,565
Evolution Petroleum	22,147	221,470
†EXCO Resources	109,950	96,063
Frontline	44,036	313,096
GasLog	30,007	483,113
†Gener8 Maritime	34,100	152,768
Golar LNG	66,900	1,534,686
Green Plains	26,943	750,363
†International Seaways	10,465	146,929
†Isramco	651	80,919
†Jones Energy Class A	43,400	217,000
†Matador Resources	62,395	1,607,295
Navios Maritime Acquisition	80,800	137,360
Nordic American Tankers	75,098	630,823
†Northern Oil & Gas	30,937	85,077
†Oasis Petroleum	176,600	2,673,724
Overseas Shipholding Group Class A	31,400	120,262
†Pacific Ethanol	25,000	237,500
Panhandle Oil & Gas Class A	12,494	294,234
†Par Pacific Holdings	20,805	302,505
†PDC Energy	41,450	3,008,441
†Renewable Energy Group	25,364	246,031
†Rex American Resources	3,950	390,063
†Ring Energy	23,787	308,993
†RSP Permian	74,400	3,319,728
†Sanchez Energy	38,338	346,192
Scorpio Tankers	121,209	549,077
SemGroup Class A	50,105	2,091,884
Ship Finance International	44,542	661,449
†Synergy Resources	138,813	1,236,824
Teekay	38,200	306,746
Teekay Tankers Class A	101,241	228,805
†W&T Offshore	25,736	71,289
Western Refining	60,741	2,299,047
†Westmoreland Coal	14,557	257,222

		34,586,149

Paper & Forest Products–0.59%
†Boise Cascade	27,846	626,535
†Clearwater Paper	12,651	829,273
Deltic Timber	8,455	651,627
KapStone Paper and Packaging	64,764	1,428,046
†Louisiana-Pacific	108,778	2,059,168
Neenah Paper	12,395	1,056,054
PH Glatfelter	32,417	774,442
Schweitzer-Mauduit International	22,667	1,032,028

		8,457,173

Personal Products–0.29%
†Avon Products	331,900	1,672,776
†elf Beauty	6,000	173,640
Inter Parfums	13,193	432,071

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Personal Products (continued)
†LifeVantage	11,900	$96,985
Medifast	7,587	315,847
Natural Health Trends	6,900	171,465
Nature’s Sunshine Products	8,440	126,600
Nutraceutical International	6,886	240,666
†Revlon Class A	10,254	298,904
†Synutra International	13,658	73,070
†USANA Health Sciences	7,678	469,894

		4,071,918

Pharmaceuticals–1.65%
†AcelRx Pharmaceuticals	30,800	80,080
†Aclaris Therapeutics	5,900	160,126
†Aerie Pharmaceuticals	19,100	722,935
†Agile Therapeutics	12,200	69,540
†Amphastar Pharmaceuticals	28,400	523,128
†Ampio Pharmaceuticals	38,200	34,388
†ANI Pharmaceuticals	5,400	327,348
†Aratana Therapeutics	24,400	175,192
†Axsome Therapeutics	8,485	57,274
†Bio-Path Holdings	72,200	97,470
†Catalent	75,100	2,024,696
†Cempra	33,296	93,229
†Clearside BioMedical	6,300	56,322
†Collegium Pharmaceutical	12,400	193,068
†Corcept Therapeutics	53,911	391,394
†Depomed	45,757	824,541
†Dermira	18,300	555,039
†Durect	96,800	129,712
†Egalet	19,200	146,880
†Endocyte	37,299	95,112
†Flex Pharma	6,800	35,904
†Heska	4,100	293,560
†Horizon Pharma	121,700	1,969,106
†Impax Laboratories	55,102	730,101
†Innoviva	60,200	644,140
†Intersect ENT	22,200	268,620
†Intra-Cellular Therapies	25,700	387,813
†Lannett	20,580	453,789
†Lipocine	14,400	52,992
†Medicines	50,733	1,721,878
†Myokardia	11,800	152,810
†Nektar Therapeutics	108,088	1,326,240
†Neos Therapeutics	14,600	85,410
†Ocular Therapeutix	13,100	109,647
†Omeros	34,166	338,927
†Pacira Pharmaceuticals	27,275	880,983
†Paratek Pharmaceuticals	16,400	252,560
Phibro Animal Health Class A	13,500	395,550
†Prestige Brands Holdings	40,055	2,086,865
†Protagonist Therapeutics	7,200	158,328
†Reata Pharmaceuticals Class A	4,900	106,967

LVIP SSGA Small-Cap Index Fund––20

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
†Revance Therapeutics	16,300	$337,410
†SciClone Pharmaceuticals	39,574	427,399
†Sucampo Pharmaceuticals Class A	19,310	261,651
†Supernus Pharmaceuticals	35,085	885,896
†Teligent	32,500	214,825
†Tetraphase Pharmaceuticals	34,800	140,244
†TherapeuticsMD	111,900	645,663
†Theravance Biopharma	27,100	863,948
†Titan Pharmaceuticals	16,300	65,200
†WAVE Life Sciences	6,400	167,360
†Zogenix	17,946	218,044

		23,437,304

Professional Services–1.35%
†Acacia Research	35,876	233,194
†Advisory Board	30,824	1,024,898
Barrett Business Services	5,032	322,551
†CBIZ	36,246	496,570
CEB	24,102	1,460,581
†Cogint	11,600	40,020
CRA International	6,651	243,427
Exponent	19,130	1,153,539
†Franklin Covey	9,480	191,022
†FTI Consulting	31,206	1,406,766
†GP Strategies	10,500	300,300
Heidrick & Struggles International	13,164	317,911
†Hill International	25,600	111,360
†Huron Consulting Group	16,178	819,416
†ICF International	13,351	736,975
Insperity	11,701	830,186
Kelly Services Class A	21,577	494,545
Kforce	17,938	414,368
Korn/Ferry International	42,845	1,260,928
†Mistras Group	14,147	363,295
†Navigant Consulting	34,436	901,534
†On Assignment	38,282	1,690,533
Resources Connection	24,709	475,648
†RPX	36,374	392,839
†TriNet Group	31,300	801,906
†TrueBlue	31,387	773,690
†WageWorks	27,530	1,995,925

		19,253,927

Real Estate Management & Development–0.51%
Alexander & Baldwin	35,000	1,570,450
†Altisource Portfolio Solutions	8,400	223,356
†AV Homes	8,780	138,724
Consolidated-Tomoka Land	3,399	181,575
†Forestar Group	24,777	329,534
†FRP Holdings	5,272	198,754
HFF Class A	26,781	810,125
Kennedy-Wilson Holdings	61,953	1,270,037

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Management & Development (continued)
†Marcus & Millichap	12,200	$325,984
RE/MAX Holdings	13,200	739,200
RMR Group Class A	4,995	197,303
†St. Joe	37,568	713,792
†Stratus Properties	5,400	176,850
†Tejon Ranch	9,765	248,324
†Trinity Place Holdings	16,800	155,736

		7,279,744

Road & Rail–0.53%
ArcBest	17,942	496,096
Celadon Group	20,646	147,619
†Covenant Transportation Group Class A	10,200	197,268
Heartland Express	34,309	698,531
Knight Transportation	50,382	1,665,125
Marten Transport	17,978	418,887
†PAM Transportation Services	2,100	54,558
†Roadrunner Transportation Systems	25,803	268,093
†Saia	18,163	801,896
†Swift Transportation	56,068	1,365,816
Universal Logistics Holdings	6,097	99,686
†USA Truck	5,700	49,647
Werner Enterprises	33,356	898,944
†YRC Worldwide	25,000	332,000

		7,494,166

Semiconductors & Semiconductor Equipment–3.90%
†Acacia Communications	3,900	240,825
†Advanced Energy Industries	29,679	1,624,925
†Advanced Micro Devices	559,800	6,348,132
†Alpha & Omega Semiconductor	13,171	280,147
†Ambarella	24,092	1,304,100
†Amkor Technology	74,465	785,606
†Applied Micro Circuits	55,690	459,443
†Axcelis Technologies	23,333	339,495
Brooks Automation	50,590	863,571
Cabot Microelectronics	17,571	1,109,960
†Cavium	48,721	3,042,139
†CEVA	14,523	487,247
†Cirrus Logic	47,288	2,673,664
Cohu	21,843	303,618
†Diodes	28,265	725,563
†DSP Group	17,252	225,139
†Entegris	106,550	1,907,245
†Exar	28,984	312,448
†FormFactor	54,325	608,440
†GigPeak	40,400	101,808
†Impinj	4,200	148,428
†Inphi	30,194	1,347,256
†Integrated Device Technology	101,619	2,394,144
Intersil Class A	101,295	2,258,879

LVIP SSGA Small-Cap Index Fund––21

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
IXYS	20,122	$239,452
†Kopin	50,542	143,539
†Lattice Semiconductor	88,926	654,495
†MACOM Technology Solutions Holdings	17,307	800,968
†MaxLinear Class A	41,672	908,450
†Microsemi	85,055	4,590,418
MKS Instruments	40,124	2,383,366
Monolithic Power Systems	29,353	2,404,891
†Nanometrics	17,322	434,089
†NeoPhotonics	24,000	259,440
NVE	3,518	251,291
†PDF Solutions	19,778	445,994
†Photronics	48,160	544,208
Power Integrations	20,556	1,394,725
†Rambus	81,486	1,122,062
†Rudolph Technologies	21,938	512,252
†Semtech	48,584	1,532,825
†Sigma Designs	31,300	187,800
†Silicon Laboratories	31,100	2,021,500
†Synaptics	25,752	1,379,792
Tessera Holding	37,035	1,636,947
†Ultra Clean Holdings	20,666	200,460
†Ultratech	15,855	380,203
†Veeco Instruments	28,607	833,894
†Xcerra	43,741	334,181

		55,489,464

Software–3.55%
†8x8	66,040	944,372
†A10 Networks	28,900	240,159
†ACI Worldwide	86,851	1,576,346
American Software Class A	19,961	206,197
†Aspen Technology	57,775	3,159,137
†Barracuda Networks	16,100	345,023
Blackbaud	35,633	2,280,512
†BlackLine	6,000	165,780
†Bottomline Technologies	29,871	747,372
†BroadSoft	22,014	908,077
†Callidus Software	46,457	780,478
†CommVault Systems	29,102	1,495,843
†Digimarc	6,958	208,740
Ebix	18,878	1,076,990
†Ellie Mae	24,692	2,066,227
†EnerNOC	20,785	124,710
†Exa	12,100	185,856
Fair Isaac	23,439	2,794,398
†Gigamon	24,400	1,111,420
†Globant	19,200	640,320
†Glu Mobile	91,532	177,572
†Guidance Software	20,549	145,487
†HubSpot	21,700	1,019,900

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Imperva	21,461	$824,102
†Jive Software	42,555	185,114
Mentor Graphics	80,790	2,980,343
†MicroStrategy	7,084	1,398,382
†Mitek Systems	25,600	157,440
†MobileIron	26,000	97,500
†Model N	19,300	170,805
Monotype Imaging Holdings	30,131	598,100
†Park City Group	11,000	139,700
†Paycom Software	33,100	1,505,719
†Paylocity Holding	16,000	480,160
Pegasystems	26,902	968,472
Progress Software	37,500	1,197,375
†Proofpoint	30,820	2,177,433
†PROS Holdings	18,437	396,764
QAD Class A	7,073	215,019
†Qualys	20,325	643,286
†Rapid7	17,300	210,541
†RealPage	40,511	1,215,330
†RingCentral Class A	43,900	904,340
†Rosetta Stone	16,800	149,688
†Rubicon Project	32,400	240,408
Sapiens International	20,890	299,563
†SecureWorks Class A	5,300	56,127
†Silver Spring Networks	27,800	370,018
†Synchronoss Technologies	31,044	1,188,985
†Take-Two Interactive Software	62,841	3,097,433
†Tangoe	24,751	195,038
†Telenav	25,300	178,365
†TiVo	88,261	1,844,655
†Varonis Systems	9,600	257,280
†VASCO Data Security International	22,159	302,470
†Verint Systems	46,770	1,648,643
†VirnetX Holding	29,605	65,131
†Workiva	19,100	260,715
†Zendesk	61,200	1,297,440
†Zix	44,174	218,220

		50,537,020

Specialty Retail–2.43%
Aaron’s	49,400	1,580,306
Abercrombie & Fitch	50,900	610,800
American Eagle Outfitters	125,700	1,906,869
†America’s Car-Mart	5,585	244,344
†Asbury Automotive Group	14,944	922,045
†Ascena Retail Group	128,949	798,194
†At Home Group	6,300	92,169
Barnes & Noble	46,772	521,508
†Barnes & Noble Education	29,243	335,417
Big 5 Sporting Goods	14,893	258,394
†Boot Barn Holdings	11,100	138,972
Buckle	22,708	517,742

LVIP SSGA Small-Cap Index Fund––22

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†Build-A-Bear Workshop	10,800	$148,500
Caleres	32,025	1,051,061
Camping World Holdings Class A	7,900	257,461
Cato Class A	18,982	570,979
Chico’s FAS	97,900	1,408,781
Children’s Place	14,101	1,423,496
Citi Trends	8,976	169,108
†Conn’s	14,102	178,390
†Container Store Group	15,800	100,330
†Destination XL Group	25,722	109,319
DSW Class A	50,400	1,141,560
†Express	55,275	594,759
Finish Line Class A	31,208	587,022
†Five Below	40,318	1,611,107
†Francesca’s Holdings	30,562	551,033
†Genesco	15,332	952,117
GNC Holdings	51,400	567,456
Group 1 Automotive	15,535	1,210,798
Guess.	45,500	550,550
Haverty Furniture	15,414	365,312
†Hibbett Sports	16,983	633,466
†Kirkland’s	12,675	196,589
Lithia Motors Class A	17,837	1,727,157
†Lumber Liquidators Holdings	19,116	300,886
†MarineMax	18,140	351,009
Monro Muffler Brake	23,649	1,352,723
Office Depot	416,200	1,881,224
†Party City Holdco	22,400	318,080
Pier 1 Imports	55,425	473,329
Rent-A-Center	35,910	403,987
†Restoration Hardware Holdings	28,967	889,287
†Sears Hometown and Outlet Stores	9,000	42,300
†Select Comfort	34,611	782,901
Shoe Carnival	9,521	256,877
Sonic Automotive Class A	19,531	447,260
†Sportsman’s Warehouse Holdings	22,400	210,336
Stage Stores	16,995	74,268
Stein Mart	24,246	132,868
Tailored Brands	36,242	925,983
†Tile Shop Holdings	23,900	467,245
†Tilly’s Class A	6,263	82,609
†Vitamin Shoppe	19,407	460,916
†West Marine	15,708	164,463
Winmark	1,509	190,360
†Zumiez	12,123	264,888

		34,506,910

Technology Hardware, Storage & Peripherals–0.53%
†3D Systems	80,600	1,071,174
†Avid Technology	28,700	126,280
CPI Card Group	14,400	59,760
†Cray	29,969	620,358

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
Diebold Nixdorf	51,400	$1,292,710
†Eastman Kodak	12,000	186,000
†Electronics For Imaging	35,367	1,551,197
†Immersion	20,327	216,076
†Nimble Storage	43,100	341,352
†Pure Storage Class A	53,100	600,561
†Stratasys	36,600	605,364
†Super Micro Computer	28,715	805,456
†USA Technologies	31,200	134,160

		7,610,448

Textiles, Apparel & Luxury Goods–0.76%
Columbia Sportswear	20,220	1,178,826
†Crocs	50,800	348,488
Culp	7,541	280,148
†Deckers Outdoor	24,400	1,351,516
†Delta Apparel	6,200	128,526
†Fossil Group	31,400	812,004
†G-III Apparel Group	32,196	951,714
†Iconix Brand Group	28,351	264,798
Movado Group	11,080	318,550
Oxford Industries	11,376	684,039
†Perry Ellis International	10,714	266,886
†Sequential Brands Group	33,810	158,231
†Steven Madden	46,334	1,656,441
Superior Uniform Group	4,900	96,138
†Unifi	12,374	403,764
†Vera Bradley	16,479	193,134
†Vince Holding	14,180	57,427
Wolverine World Wide	72,908	1,600,331

		10,750,961

Thrifts & Mortgage Finance–2.40%
Astoria Financial	68,953	1,285,973
Bank Mutual	26,825	253,496
BankFinancial	13,649	202,278
Bear State Financial	17,340	176,001
Beneficial Bancorp	52,356	963,351
†BofI Holding	44,860	1,280,753
†BSB Bancorp	5,900	170,805
Capitol Federal Financial	95,800	1,576,868
Charter Financial	12,893	214,926
Clifton Bancorp	17,062	288,689
Dime Community Bancshares	23,751	477,395
ESSA Bancorp	7,100	111,612
†Essent Group	56,200	1,819,194
EverBank Financial	77,465	1,506,694
Federal Agricultural Mortgage Class C	6,174	353,585
First Defiance Financial	6,643	337,066
†Flagstar Bancorp	15,400	414,876
Greene County Bancorp	1,752	40,121
Hingham Institution for Savings	900	177,102

LVIP SSGA Small-Cap Index Fund––23

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Home Bancorp	5,000	$193,050
†HomeStreet	17,429	550,756
†Impac Mortgage Holdings	8,000	112,160
Kearny Financial	63,017	979,914
Lake Sunapee Bank Group	6,800	160,412
†LendingTree	4,705	476,852
Meridian Bancorp	35,754	675,751
Meta Financial Group	6,000	617,400
†MGIC Investment	257,350	2,622,397
†Nationstar Mortgage Holdings	23,700	428,022
†NMI Holdings Class A	35,800	381,270
Northfield Bancorp	31,156	622,185
Northwest Bancshares	72,066	1,299,350
OceanFirst Financial	17,776	533,813
†Ocwen Financial	69,500	374,605
Oritani Financial	28,411	532,706
†PennyMac Financial Services Class A	9,600	159,840
†PHH	39,252	595,060
†Provident Bancorp	1,200	21,480
Provident Financial Holdings	5,700	115,254
Provident Financial Services	45,731	1,294,187
Radian Group	162,454	2,920,923
SI Financial Group	9,700	149,380
Southern Missouri Bancorp	5,100	180,438
Territorial Bancorp	6,742	221,407
TrustCo Bank	71,303	623,901
United Community Financial	35,500	317,370
United Financial Bancorp	38,254	694,693
†Walker & Dunlop	20,363	635,326
†Walter Investment Management	14,818	70,386
Washington Federal	68,500	2,352,975
Waterstone Financial	19,664	361,818
Western New England Bancorp	19,100	178,585
WSFS Financial	21,391	991,473

		34,095,924

Tobacco–0.20%
†Alliance One International	7,200	138,240
†Turning Point Brands	6,900	84,525
Universal	16,642	1,060,928
Vector Group	69,806	1,587,388

		2,871,081

Trading Companies & Distributors–1.11%
Aircastle	35,544	741,092
Applied Industrial Technologies	27,230	1,617,462
†Beacon Roofing Supply	45,090	2,077,296
†BMC Stock Holdings	41,100	801,450
†CAI International	13,507	117,106
†DXP Enterprises	9,312	323,499
GATX	30,700	1,890,506
†GMS	6,200	181,536

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors (continued)
H&E Equipment Services	23,081	$536,633
Kaman Class A	20,052	981,144
†Lawson Products	3,800	90,440
†MRC Global	70,200	1,422,252
†Neff Class A	6,900	97,290
†NOW	80,500	1,647,835
†Rush Enterprises Class A	21,819	696,026
†Rush Enterprises Class B	5,700	175,959
†SiteOne Landscape Supply	7,700	267,421
Textainer Group Holdings	20,220	150,639
†Titan Machinery	14,270	207,914
Triton International	29,386	464,299
†Univar	31,000	879,470
†Veritiv	5,500	295,625
†Willis Lease Finance	3,700	94,646

		15,757,540

Water Utilities–0.34%
American States Water	27,354	1,246,248
Artesian Resources Class A	5,819	185,859
California Water Service Group	36,042	1,221,824
Connecticut Water Service	7,525	420,271
Consolidated Water	11,200	121,520
Global Water Resources	6,283	57,175
Middlesex Water	11,631	499,435
SJW Group	12,115	678,198
York Water	9,537	364,313

		4,794,843

Wireless Telecommunication Services–0.13%
†Boingo Wireless	25,597	312,027
=Leap Wireless International	38,182	121,228
†NII Holdings	46,500	99,975
Shenandoah Telecommunications	34,650	945,945
Spok Holdings	14,777	306,623

		1,785,798

Total Common Stock (Cost $1,001,012,776)		1,410,601,644

RIGHTS–0.01%
†=Dyax	122,431	135,898
=Forest Laboratories	3,000	0
=Trius Therapeutics	28,563	0

Total Rights (Cost $135,898)		135,898

LVIP SSGA Small-Cap Index Fund––24

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

WARRANTS–0.00%
†Asterias Biotherapeutics, exercise price $5.00, expiration date 2/15/17	2,400	$1,308
†Greenhunter Energy, exercise price $27.50, expiration date 12/31/17	90	0

Total Warrants (Cost $1,800)		1,308

MONEY MARKET FUND–0.63%
Dreyfus Treasury & Agency Cash
Management Fund - Institutional
Shares (seven-day effective yield 0.36%)	8,999,763	8,999,763

Total Money Market Fund (Cost $8,999,763)		8,999,763

	Principal	Value
	Amount°	(U.S. $)

SHORT-TERM INVESTMENT–0.17%
≠¥U.S. Treasury Obligations–0.17%
U.S. Treasury Bill
0.66% 6/8/17	2,400,000	$2,393,604

Total Short-Term Investment (Cost $2,393,575)		2,393,604

TOTAL VALUE OF SECURITIES–99.95% (Cost $1,012,543,812)	1,422,132,217
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.05%	753,491

NET ASSETS APPLICABLE TO 49,490,898 SHARES OUTSTANDING–100.00%	$1,422,885,708

NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND STANDARD CLASS ($1,117,982,588 / 38,882,201 Shares)	$28.753

NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND SERVICE CLASS ($304,903,120 / 10,608,697 Shares)	$28.741

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,001,837,099
Distributions in excess of net investment income	(379,415)
Accumulated net realized gain on investments	12,029,973
Net unrealized appreciation of investments and derivatives	409,398,051

TOTAL NET ASSETS	$1,422,885,708

†	Non-income producing for the period.

«	Includes $130,219 cash collateral held at broker for futures contracts, $1,399,458 payable for fund shares redeemed and $454,689 due to manager and affiliates as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $362,924, which represents 0.03% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars.

¥	Fully or partially pledged as collateral for futures contracts.

LVIP SSGA Small-Cap Index Fund––25

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

The following futures contract was outstanding at December 31, 2016:1

Futures Contract

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
211 E-mini Russell 2000 Index - Equity Contract	$14,505,649	$14,315,295	3/20/17	$(190,354)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund––26

LVIP SSGA Small-Cap Index Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$19,706,449
Interest	26,126
Foreign tax withheld	(5,346)

19,727,229

EXPENSES:
Management fees	4,547,258
Distribution fees-Service Class	689,648
Accounting and administration expenses	352,092
Reports and statements to shareholders	173,822
Index fees.	63,800
Professional fees	62,920
Trustees’ fees and expenses	38,080
Custodian fees	20,379
Pricing fees	8,226
Consulting fees	2,634
Other	17,890

5,976,749
Less management fees waived	(18,785)

Total operating expenses	5,957,964

NET INVESTMENT INCOME	13,769,265

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	27,547,235
Foreign currencies	2
Futures contracts	6,260,407

Net realized gain	33,807,644

Net change in unrealized appreciation (depreciation) of:
Investments	225,355,176
Foreign currencies	(7)
Futures contracts	(347,462)

Net change in unrealized appreciation (depreciation)	225,007,707

NET REALIZED AND UNREALIZED GAIN	258,815,351

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$272,584,616

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,769,265	$13,616,339
Net realized gain	33,807,644	31,135,381
Net change in unrealized appreciation (depreciation)	225,007,707	(137,928,062)

Net increase (decrease) in net assets resulting from operations	272,584,616	(93,176,342)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(14,709,032)	(11,679,546)
Service Class	(3,191,810)	(2,006,117)
Net realized gain on investments:
Standard Class	(26,088,177)	(37,224,484)
Service Class	(6,061,145)	(8,956,239)

	(50,050,164)	(59,866,386)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	169,570,756	560,784,887
Service Class	36,747,265	40,222,417
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	40,797,209	48,904,030
Service Class	9,252,955	10,962,356

	256,368,185	660,873,690

Cost of shares redeemed:
Standard Class	(453,985,542)	(384,167,227)
Service Class	(61,961,822)	(48,862,524)

	(515,947,364)	(433,029,751)

Increase (decrease) in net assets derived from capital share transactions	(259,579,179)	227,843,939

NET INCREASE (DECREASE) IN NET ASSETS	(37,044,727)	74,801,211
NET ASSETS:
Beginning of year	1,459,930,435	1,385,129,224

End of year	$1,422,885,708	$1,459,930,435

Undistributed (distributions in excess of) net investment income	$(379,415)	$465,182

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund––27

LVIP SSGA Small-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$24.643	$26.990	$26.722	$19.597	$17.026

Income (loss) from investment operations:
Net investment income[1]	0.257	0.246	0.235	0.219	0.267
Net realized and unrealized gain (loss)	4.789	(1.514)	0.965	7.205	2.434

Total from investment operations	5.046	(1.268)	1.200	7.424	2.701

Less dividends and distributions from:
Net investment income	(0.364)	(0.247)	(0.225)	(0.189)	(0.130)
Net realized gain	(0.572)	(0.832)	(0.707)	(0.110)	—

Total dividends and distributions	(0.936)	(1.079)	(0.932)	(0.299)	(0.130)

Net asset value, end of period	$28.753	$24.643	$26.990	$26.722	$19.597

Total return[2]	20.68%	(4.71% )	4.67%	37.90%	15.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,117,983	$1,183,053	$1,085,366	$881,401	$406,060
Ratio of expenses to average net assets	0.37%	0.37%	0.37%	0.39%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.37%	0.37%	0.37%	0.39%	0.41%
Ratio of net investment income to average net assets	1.02%	0.91%	0.89%	0.93%	1.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.02%	0.91%	0.89%	0.93%	1.44%
Portfolio turnover	16%	32%	15%	17%	43%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund–28

LVIP SSGA Small-Cap Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Small-Cap Index Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$24.643	$26.987	$26.722	$19.602	$17.031

Income (loss) from investment operations:
Net investment income[1]	0.194	0.178	0.168	0.161	0.221
Net realized and unrealized gain (loss)	4.777	(1.510)	0.964	7.199	2.434

Total from investment operations	4.971	(1.332)	1.132	7.360	2.655

Less dividends and distributions from:
Net investment income	(0.301)	(0.180)	(0.160)	(0.130)	(0.084)
Net realized gain	(0.572)	(0.832)	(0.707)	(0.110)	—

Total dividends and distributions	(0.873)	(1.012)	(0.867)	(0.240)	(0.084)

Net asset value, end of period	$28.741	$24.643	$26.987	$26.722	$19.602

Total return[2]	20.38%	(4.95% )	4.41%	37.56%	15.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$304,903	$276,877	$299,763	$325,878	$152,448
Ratio of expenses to average net assets	0.62%	0.62%	0.62%	0.64%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.62%	0.62%	0.62%	0.64%	0.66%
Ratio of net investment income to average net assets	0.77%	0.66%	0.64%	0.68%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.77%	0.66%	0.64%	0.68%	1.19%
Portfolio turnover	16%	32%	15%	17%	43%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund–29

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Small-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. U.S. government and agency securities are valued at the mean between the bid and the ask prices, which approximate fair value. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP SSGA Small-Cap Index Fund–30

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer or management estimates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.32% of the average daily net assets of the Fund. Effective April 1, 2016, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s first $500 million of average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$74,161
Legal.	18,338

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $127,815 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

LVIP SSGA Small-Cap Index Fund–31

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$389,461
Distribution fees payable to LFD	65,228

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$223,139,630
Sales	481,357,118

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,029,815,623

Aggregate unrealized appreciation	$502,577,258
Aggregate unrealized depreciation	(110,260,664)

Net unrealized appreciation	$392,316,594

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$21,910,815	$—	$—	$21,910,815
Air Freight & Logistics	7,730,134	—	—	7,730,134
Airlines	5,279,251	—	—	5,279,251
Auto Components	17,680,156	—	—	17,680,156
Automobiles	670,125	—	—	670,125
Banks	164,240,309	3,146,644	—	167,386,953
Beverages	3,052,193	—	—	3,052,193

LVIP SSGA Small-Cap Index Fund–32

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Biotechnology	$59,896,636	$—	$105,798	$60,002,434
Building Products	16,129,834	—	—	16,129,834
Capital Markets	19,759,771	—	—	19,759,771
Chemicals	35,199,421	—	—	35,199,421
Commercial Services & Supplies	34,938,374	—	—	34,938,374
Communications Equipment	25,810,433	—	—	25,810,433
Construction & Engineering	13,855,018	—	—	13,855,018
Construction Materials	3,722,441	—	—	3,722,441
Consumer Finance	7,339,474	—	—	7,339,474
Containers & Packaging	2,192,893	—	—	2,192,893
Distributors	1,615,113	—	—	1,615,113
Diversified Consumer Services	14,969,721	—	—	14,969,721
Diversified Financial Services	1,480,261	—	—	1,480,261
Diversified Telecommunication Services	8,795,671	—	—	8,795,671
Electric Utilities	16,081,912	—	—	16,081,912
Electrical Equipment	10,060,737	—	—	10,060,737
Electronic Equipment, Instruments & Components	40,069,683	—	—	40,069,683
Energy Equipment & Services	17,593,971	—	—	17,593,971
Equity Real Estate Investment Trusts	103,916,105	—	—	103,916,105
Food & Staples Retailing	8,330,953	—	—	8,330,953
Food Products	18,354,768	1,506,024	—	19,860,792
Gas Utilities	16,860,499	—	—	16,860,499
Health Care Equipment & Supplies	42,838,095	446,071	—	43,284,166
Health Care Providers & Services	28,483,299	—	—	28,483,299
Health Care Technology	6,303,378	—	—	6,303,378
Hotels, Restaurants & Leisure	43,279,426	—	—	43,279,426
Household Durables	17,606,320	—	—	17,606,320
Household Products	4,026,034	—	—	4,026,034
Independent Power & Renewable Electricity Producers	6,660,071	—	—	6,660,071
Industrial Conglomerates	679,165	—	—	679,165
Insurance	31,934,690	2,545,074	—	34,479,764
Internet & Direct Marketing Retail	7,352,653	—	—	7,352,653
Internet Software & Services	31,119,622	—	—	31,119,622
IT Services	29,096,140	—	—	29,096,140
Leisure Products	3,746,980	299,556	—	4,046,536
Life Sciences Tools & Services	9,400,053	—	—	9,400,053
Machinery	48,607,437	2,699,805	—	51,307,242
Marine	1,475,375	—	—	1,475,375
Media	22,276,967	—	—	22,276,967
Metals & Mining	19,029,453	—	—	19,029,453
Mortgage Real Estate Investment Trusts	15,914,054	—	—	15,914,054
Multiline Retail	2,839,158	—	—	2,839,158
Multi-Utilities	6,867,260	—	—	6,867,260
Oil, Gas & Consumable Fuels	34,586,149	—	—	34,586,149
Paper & Forest Products	8,457,173	—	—	8,457,173
Personal Products	4,071,918	—	—	4,071,918
Pharmaceuticals	23,437,304	—	—	23,437,304
Professional Services	19,253,927	—	—	19,253,927
Real Estate Management & Development	7,279,744	—	—	7,279,744
Road & Rail	7,494,166	—	—	7,494,166
Semiconductors & Semiconductor Equipment	55,489,464	—	—	55,489,464
Software	50,537,020	—	—	50,537,020
Specialty Retail	34,506,910	—	—	34,506,910
Technology Hardware, Storage & Peripherals	7,610,448	—	—	7,610,448
Textiles, Apparel & Luxury Goods	10,750,961	—	—	10,750,961

LVIP SSGA Small-Cap Index Fund–33

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Thrifts & Mortgage Finance	$34,095,924	$—	$—	$34,095,924
Tobacco	2,871,081	—	—	2,871,081
Trading Companies & Distributors	15,757,540	—	—	15,757,540
Water Utilities	4,794,843	—	—	4,794,843
Wireless Telecommunication Services	1,664,570	—	121,228	1,785,798
Rights	—	—	135,898	135,898
Warrants	1,308	—	—	1,308
Money Market Fund	8,999,763	—	—	8,999,763
Short-Term Investment	—	2,393,604	—	2,393,604

Total	$1,408,732,515	$13,036,778	$362,924	$1,422,132,217

Futures Contract	$(190,354)	$—	$—	$(190,354)

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$18,529,396	$13,685,663
Long-term capital gain	31,520,768	46,180,723

Total	$50,050,164	$59,866,386

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,001,837,099
Undistributed long-term capital gains	28,732,015
Net unrealized appreciation	392,316,594

Net assets	$1,422,885,708

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, return of capital on investments, mark-to-market of futures contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, gain (loss) on foreign currency transactions and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain on Investments
$3,286,980	$(3,286,980)

LVIP SSGA Small-Cap Index Fund–34

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/2016	12/31/2015
Shares sold:
Standard Class	6,849,377	20,427,447
Service Class	1,471,986	1,502,039
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,486,599	1,960,446
Service Class	337,874	440,109

	10,145,836	24,330,041

Shares redeemed:
Standard Class	(17,461,662)	(14,593,383)
Service Class	(2,436,747)	(1,814,261)

	(19,898,409)	(16,407,644)

Net increase (decrease)	(9,752,573)	7,922,397

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts as a cash management tool.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other Assets net of liabilities	$—	Receivables and other Assets net of liabilities	$(190,354)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$6,260,407	$(347,462)

LVIP SSGA Small-Cap Index Fund–35

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional amount)	$34,849,844	$—

At December 31, 2016, the Fund pledged U.S. Treasury Obligations with a value of $2,393,604 as collateral for futures contracts.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2016, the Fund has no assets and liabilities subject to offsetting provisions.

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

LVIP SSGA Small-Cap Index Fund–36

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Small-Cap Index Fund–37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSGA Small-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA Small-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA Small-Cap Index Fund–38

LVIP SSgA Small-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
62.98%	37.02%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP SSGA Small-Cap Index Fund–39

LVIP SSgA Small-Cap Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $500 million for the Fund through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP SSGA Small-Cap Index Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000® TR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one, three, five and ten year periods. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark was largely due to the Fund’s fees. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSGA Small-Cap Index Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA Small-Cap Index Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA Small-Cap Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA Small-Cap Index Fund–43

LVIP SSGA SMID Cap Managed Volatility Fund (formerly LVIP SSgA Small-Cap Managed Volatility Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP SSGA SMID Cap Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: SSGA Funds Management, Inc.

The Fund returned 15.40% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 2000® Index1, returned 21.31%.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit event in mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe we will see more interest rate increases in 2017, as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

The Fund consists of allocations to small cap and mid cap index funds (roughly 80% and 20%, respectively), and also has a volatility management overlay component. Due to the approximately 20% mid cap allocation, the Fund usually has a larger size tilt relative to the Russell 2000® Index, which is a pure small cap index. For 2016, this size tilt hurt relative performance versus the benchmark, as mid cap stocks underperformed small cap stocks for the year.

Fund performance in 2016 was impacted by a detraction from the volatility management overlay (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:

Lincoln Investment Advisors Corporation:	Jay Shearon Amritansh Tewary Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush Lorne Johnson Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/13 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA SMID Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,269 for the Standard Class shares and to $12,158 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $15,078. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA SMID Cap Managed Volatility Fund–1

LVIP SSGA SMID Cap Managed Volatility Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns	Ended
on investment	12/31/16

Standard Class Shares
One Year	+ 15.40%
Inception (5/1/13)	+ 5.73%

Service Class Shares
One Year	+ 15.11%
Inception (5/1/13)	+ 5.47%
1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP SSGA SMID Cap Managed Volatility Fund–2

LVIP SSGA SMID Cap Managed Volatility Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,132.40	0.25%	$1.34
Service Class Shares	1,000.00	1,131.00	0.50%	2.68
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund–3

LVIP SSGA SMID Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	93.01%
Equity Funds	93.01%
Unaffiliated Investment	6.79%
Money Market Fund	6.79%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

LVIP SSGA SMID Cap Managed Volatility Fund–4

LVIP SSGA SMID Cap Managed Volatility Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–93.01%
Equity Funds–93.01%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Mid-Cap Index Fund	4,734,216	$54,386,671
LVIP SSGA Small-Cap Index Fund	7,604,895	218,663,556

Total Affiliated Investments (Cost $237,427,668)		273,050,227

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT–6.79%
Money Market Fund–6.79%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	19,933,535	$19,933,535

(Cost $19,933,535)		19,933,535

TOTAL VALUE OF SECURITIES–99.80% (Cost $257,361,203)	292,983,762
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	584,204

NET ASSETS APPLICABLE TO 24,924,887 SHARES OUTSTANDING–100.00%	$293,567,966

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2016:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
222	E-mini Russell 2000 Index - Equity Contract	$15,247,939	$15,061,590	3/20/17	$(186,349)
22	E-mini S&P MidCap 400 Index - Equity Contract	3,695,541	3,650,020	3/19/17	(45,521)

					$(231,870)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–5

LVIP SSGA SMID Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investments, at value	$273,050,227
Unaffiliated investment, at value	19,933,535

Total investments, at value	292,983,762
Cash	62,804
Cash collateral held at broker for futures contracts	1,038,790
Receivable for fund shares sold	134,469
Expense reimbursement from Lincoln Investment Advisors Corporation	14,128
Dividends receivable from investments	4,818

TOTAL ASSETS	294,238,771

LIABILITIES:
Payable for investments purchased	256,081
Net unrealized depreciation on futures contracts	231,870
Due to manager and affiliates	117,736
Payable for fund shares redeemed	43,124
Other accrued expenses payable	21,994

TOTAL LIABILITIES	670,805

TOTAL NET ASSETS	$293,567,966

Affiliated investments, at cost	$237,427,668
Unaffiliated investment, at cost	19,933,535

Total investments, at cost	$257,361,203

Standard Class:
Net Assets	$159,803
Shares Outstanding	13,566
Net Asset Value Per Share	$11.780

Service Class:
Net Assets	$293,408,163
Shares Outstanding	24,911,321
Net Asset Value Per Share	$11.778

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$276,557,732
Undistributed net investment income	54,036
Accumulated net realized loss on investments	(18,434,491)
Net unrealized appreciation of investments and derivatives	35,390,689

TOTAL NET ASSETS	$293,567,966

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–6

LVIP SSGA SMID Cap Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investments	$3,404,835
Dividends from unaffiliated investment	26,216

3,431,051

EXPENSES:
Management fees	2,068,390
Distribution fees-Service Class	574,146
Accounting and administration expenses	79,725
Reports and statements to shareholders	43,941
Professional fees	24,367
Trustees’ fees and expenses	5,763
Custodian fees	3,889
Consulting fees	3,795
Pricing fees	91
Other	1,372

2,805,479
Less management fees waived	(1,559,244)
Less expenses reimbursed	(97,537)

Total operating expenses	1,148,698

NET INVESTMENT INCOME	2,282,353

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	4,086,126
Sale of affiliated investments	(9,624,408)
Futures contracts	(7,212,738)

Net realized loss	(12,751,020)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	47,147,817
Futures contracts	(96,491)

Net change in unrealized appreciation (depreciation)	47,051,326

NET REALIZED AND UNREALIZED GAIN	34,300,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,582,659

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,282,353	$948,196
Net realized loss	(12,751,020)	(3,364,638)
Net change in unrealized appreciation (depreciation)	47,051,326	(14,527,624)

Net increase (decrease) in net assets resulting from operations	36,582,659	(16,944,066)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,779)	(1,427)
Service Class	(2,616,061)	(1,039,923)

	(2,617,840)	(1,041,350)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	27,396	166,455
Service Class	92,923,850	124,307,002
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,779	1,427
Service Class	2,616,061	1,039,923

	95,569,086	125,514,807

Cost of shares redeemed:
Standard Class	(65,307)	(71,953)
Service Class	(26,826,698)	(15,674,630)

	(26,892,005)	(15,746,583)

Increase in net assets derived from capital share transactions	68,677,081	109,768,224

NET INCREASE IN NET ASSETS	102,641,900	91,782,808
NET ASSETS:
Beginning of year	190,926,066	99,143,258

End of year	$293,567,966	$190,926,066

Undistributed net investment income	$54,036	$6,968

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–7

LVIP SSGA SMID Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	12/31/16[1]	Year Ended 12/31/15	12/31/14	5/1/13[2] to 12/31/13

Net asset value, beginning of period	$10.323	$11.396	$11.685	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.131	0.099	0.105	0.154
Net realized and unrealized gain (loss)	1.459	(1.087)	(0.268)	1.653

Total from investment operations	1.590	(0.988)	(0.163)	1.807

Less dividends and distributions from:
Net investment income	(0.133)	(0.085)	(0.126)	(0.122)
Return of capital	—	—	—	— [4]

Total dividends and distributions	(0.133)	(0.085)	(0.126)	(0.122)

Net asset value, end of period	$11.780	$10.323	$11.396	$11.685

Total return[5]	15.40%	(8.68% )	(1.40% )	18.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$160	$174	$96	$158
Ratio of expenses to average net assets[6]	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[6]	0.97%	0.99%	1.03%	1.58%
Ratio of net investment income to average net assets	1.24%	0.88%	0.93%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.52%	0.14%	0.15%	0.76%
Portfolio turnover	22%	6%	7%	9%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Return of capital distributions of $1 was made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–8

LVIP SSGA SMID Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	12/31/16[1]	Year Ended 12/31/15	12/31/14	5/1/13[2] to 12/31/13

Net asset value, beginning of period	$10.324	$11.396	$11.684	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.106	0.071	0.077	0.139
Net realized and unrealized gain (loss)	1.454	(1.085)	(0.267)	1.648

Total from investment operations	1.560	(1.014)	(0.190)	1.787

Less dividends and distributions from:
Net investment income	(0.106)	(0.058)	(0.098)	(0.103)
Return of capital	—	—	—	— [4]

Total dividends and distributions	(0.106)	(0.058)	(0.098)	(0.103)

Net asset value, end of period	$11.778	$10.324	$11.396	$11.684

Total return[5]	15.11%	(8.91% )	(1.63% )	17.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$293,408	$190,752	$99,047	$29,197
Ratio of expenses to average net assets[6]	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[6]	1.22%	1.24%	1.28%	1.83%
Ratio of net investment income to average net assets	0.99%	0.63%	0.68%	1.84%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.27%	(0.11% )	(0.10% )	0.51%
Portfolio turnover	22%	6%	7%	9%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Return of capital distributions of $104 was made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–9

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA SMID Cap Managed Volatility Fund (formerly LVIP SSgA Small-Cap Managed Volatility Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund, which are sub-advised by an unaffiliated adviser, invest primarily in stocks that make up the SSGA Small-Cap Index and SSGA Mid-Cap Index, respectively, and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

LVIP SSGA SMID Cap Managed Volatility Fund–10

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser(s), and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.67% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. Prior to May 1, 2016, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.70% of the Fund’s average daily net assets

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of average daily net assets for the Standard Class and 0.50% for the Service Class. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2016, SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$12,771
Legal	2,813

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,528 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $27,477 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$14,128
Management fees payable to LIAC	56,432
Distribution fees payable to LFD	61,304

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP SSGA SMID Cap Managed Volatility Fund–11

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP SSGA Mid-Cap Index Fund*	$—	$46,513,071	$3,562,041	$89,984	$54,386,671	$709,272	$26,090
LVIP SSGA Small-Cap Index Fund	176,427,820	59,614,390	43,466,422	(9,714,392)	218,663,556	2,695,563	4,060,036

Total	$176,427,820	$106,127,461	$47,028,463	$(9,624,408)	$273,050,227	$3,404,835	$4,086,126

* Issuer was not an investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$106,127,461
Sales	47,028,463

At December 31, 2016, the cost of investment and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$263,112,532

Aggregate unrealized appreciation	$35,622,559
Aggregate unrealized depreciation	(5,751,329)

Net unrealized appreciation	$29,871,230

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investments	$273,050,227
Unaffiliated Investment	19,933,535

Total	$292,983,762

Futures Contracts	$(231,870)

There were no Level 3 investments at the beginning or end of the year.

LVIP SSGA SMID Cap Managed Volatility Fund–12

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follow:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$2,617,840	$1,041,350

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$276,557,732
Undistributed ordinary income	54,036
Capital loss carryforward	(12,915,032)
Net unrealized appreciation	29,871,230

Net assets	$293,567,966

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$382,555	$(382,555)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$11,898,708	$1,016,324	$12,915,032

LVIP SSGA SMID Cap Managed Volatility Fund–13

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/2016	12/31/2015
Shares sold:
Standard Class	2,440	14,636
Service Class	8,704,381	11,094,279
Shares issued upon reinvestment of dividends and distributions:
Standard Class	151	137
Service Class	221,208	99,659

	8,928,180	11,208,711

Shares redeemed:
Standard Class	(5,918)	(6,286)
Service Class	(2,491,371)	(1,408,370)

	(2,497,289)	(1,414,656)

Net increase	6,430,891	9,794,055

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; and to facilitate investments in portfolio securities.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(231,870)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(7,212,738)	$(96,491)

LVIP SSGA SMID Cap Managed Volatility Fund–14

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$5,074,710	$24,528,709

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSGA SMID Cap Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSGA SMID Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSGA SMID Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP SSGA SMID Cap Managed Volatility Fund–16

LVIP SSGA SMID Cap Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Volatility Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that State Street Global Advisors had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Volatility Funds effective May 1, 2016, and that in February 2016, the managed volatility strategy was changed with the intention that the revised risk managed overlay would reduce the negative contribution to returns in up markets, maintain deep market downturn protection and potentially have other benefits. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one and three year periods, as applicable, ended March 31, 2016. The Board also reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the performance of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information for each Fund compared to the average quarterly total return of funds in the respective Morningstar category.

LVIP SSGA SMID Cap Managed Volatility Fund–17

LVIP SSGA SMID Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Small Core funds category and the Russell 2000 Daily Vol Control 12% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in May 2013, which provided a limited period of time to evaluate investment performance. The Board also considered LIAC’s comments that underperformance was primarily attributable to a combination of expenses and the negative contribution from the volatility management overlay. The Board also considered that the Fund had been restructured in February 2016 to add a fund in the Equity Sleeve for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee was higher than the median of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP SSGA SMID Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP SSGA SMID Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP SSGA SMID Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016

Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors

Corporation, Vice President,

Chief Compliance Officer and

Assistant General Counsel,

Lincoln National Corporation;

Formerly, Vice President and

Deputy General Counsel, Janney

Montgomery Scott LLC; Chief

Legal Officer, Janney Capital

Management, LLC

				N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSGA SMID Cap Managed Volatility Fund–21

LVIP T. Rowe Price Growth Stock Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP T. Rowe Price Growth Stock Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-Advised by: T. Rowe Price Associates, Inc.

The Fund returned 1.39% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 1000® Growth Index1, returned 7.08%.

In the fourth quarter, U.S. stocks advanced, resulting in strong full-year gains for many investors. Small-cap stocks outperformed large-caps and value stocks surpassed growth, as measured by Russell indexes. The U.S. Federal Reserve Board raised short-term rates in mid-December and is projecting three rate increases in 2017.

Health care was the largest relative detractor largely on stock selection. Shares of Allergan declined early in the year when its proposed merger with Pfizer was called off after the U.S. Treasury Department issued a notice aimed at curbing the benefits of tax inversions. While we still maintain a constructive view, we subsequently trimmed our position and continue to monitor competitive pressures on Restasis, a chronic dry-eye therapy, as well as sales growth of its Alzheimer’s treatment, Namenda.

Information technology detracted on stock selection. Early in the year, following an inconsistent 2015, LinkedIn provided disappointing 2016 guidance that sent shares sharply lower. While we thought that LinkedIn’s core Talent Solutions business was a high-quality asset, we had a few areas of concern. We eliminated the stock in the first quarter and had begun to unwind our position before Microsoft’s takeover announcement.

Financials was the leading outperformer due to stock selection. Shares of global investment bank Morgan Stanley rose sharply in the second half of the year along with the broader financials sector. The outcome of the U.S. presidential election caused investors to view the outlook for financials in a positive light amid expectations for reduced regulations, lower corporate taxes, and rising interest rates and inflation, which would be materially beneficial to the sector. Fundamentals have also improved.

Real estate outperformed on stock selection. Equity Real Estate Investment Trusts holdings were notable contributors.

Portfolio Manager:

T. Rowe Price Associates, Inc.: Joseph B. Fath

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,894. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $22,266. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 1.39%
Five Years	+ 14.96%
Ten Years	+ 7.65%
Service Class Shares
One Year	+ 1.15%
Five Years	+ 14.67%
Inception (4/30/07)	+ 7.01%
1.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,078.30	0.66%	$3.45
Service Class Shares	1,000.00	1,077.00	0.91%	4.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.82	0.66%	$3.35
Service Class Shares	1,000.00	1,020.56	0.91%	4.62

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.44%
Aerospace & Defense	1.44%
Air Freight & Logistics	0.56%
Airlines	1.66%
Auto Components	0.76%
Automobiles	2.18%
Banks	0.94%
Biotechnology	4.02%
Capital Markets	5.19%
Chemicals	0.27%
Communications Equipment	0.23%
Construction Materials	0.39%
Electric Utilities	0.71%
Equity Real Estate Investment Trusts	2.95%
Food & Staples Retailing	1.29%
Food Products	0.86%
Health Care Equipment & Supplies	4.12%
Health Care Providers & Services	4.78%
Hotels, Restaurants & Leisure	4.20%
Industrial Conglomerates	1.55%
Internet & Direct Marketing Retail	12.85%
Internet Software & Services	14.43%
IT Services	8.33%
Life Sciences Tools & Services	0.59%
Machinery	0.94%
Multiline Retail	0.40%
Pharmaceuticals	2.00%
Professional Services	0.48%
Semiconductors & Semiconductor Equipment	2.85%
Software	7.17%
Specialty Retail	5.50%
Technology Hardware, Storage & Peripherals	2.92%
Tobacco	1.45%
Wireless Telecommunication Services	0.43%
Convertible Preferred Stock	0.80%
Money Market Fund	0.92%
Total Value of Securities	100.16%
Liabilities Net of Receivables and Other Assets	(0.16%	)
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Amazon.com	7.60%
Alphabet Class A & Class C	6.76%
Priceline Group	4.33%
Facebook Class A	4.14%
Microsoft	4.03%
Visa Class A	3.06%
Apple	2.92%
Mastercard Class A	2.24%
PayPal Holdings	1.97%
salesforce.com	1.67%
Total	38.72%

IT–Information Technology

LVIP T Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.44%
Aerospace & Defense–1.44%
Boeing	99,800	$15,536,864

		15,536,864

Air Freight & Logistics–0.56%
FedEx	32,300	6,014,260

		6,014,260

Airlines–1.66%
American Airlines Group	330,971	15,453,036
Delta Air Lines	49,800	2,449,662

		17,902,698

Auto Components–0.76%
Delphi Automotive	121,000	8,149,350

		8,149,350

Automobiles–2.18%
Ferrari	149,440	8,688,442
†Tesla Motors	69,676	14,889,064

		23,577,506

Banks–0.94%
First Republic Bank	24,097	2,220,298
JPMorgan Chase & Co.	92,200	7,955,938

		10,176,236

Biotechnology–4.02%
†Alexion Pharmaceuticals	121,452	14,859,652
†Biogen	48,669	13,801,555
†Celgene	58,800	6,806,100
†Vertex Pharmaceuticals	108,079	7,962,180

		43,429,487

Capital Markets–5.19%
Charles Schwab	208,300	8,221,601
Intercontinental Exchange	216,400	12,209,288
Morgan Stanley	425,100	17,960,475
State Street	115,200	8,953,344
TD Ameritrade Holding	199,701	8,706,964

		56,051,672

Chemicals–0.27%
Ashland Global Holdings	27,000	2,950,830

		2,950,830

Communications Equipment–0.23%
†Palo Alto Networks	19,900	2,488,495

		2,488,495

Construction Materials–0.39%
Martin Marietta Materials	18,866	4,179,385

		4,179,385

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities–0.71%
NextEra Energy	63,800	$7,621,548

		7,621,548

Equity Real Estate Investment Trusts–2.95%
American Tower	156,000	16,486,080
Crown Castle International	93,000	8,069,610
Equinix	20,300	7,255,423

		31,811,113

Food & Staples Retailing–1.29%
Costco Wholesale	8,800	1,408,968
Walgreens Boots Alliance	150,549	12,459,435

		13,868,403

Food Products–0.86%
Mondelez International	209,600	9,291,568

		9,291,568

Health Care Equipment & Supplies–4.12%
Danaher	192,640	14,995,098
†Intuitive Surgical	26,400	16,742,088
Stryker	106,600	12,771,746

		44,508,932

Health Care Providers & Services–4.78%
Aetna.	88,165	10,933,342
Anthem	33,000	4,744,410
†Centene	38,544	2,178,121
Cigna	47,000	6,269,330
Humana	51,069	10,419,608
UnitedHealth Group	106,700	17,076,268

		51,621,079

Hotels, Restaurants & Leisure–4.20%
Hilton Worldwide Holdings	188,100	5,116,320
Las Vegas Sands	124,900	6,670,909
Marriott International Class A	117,000	9,673,560
†MGM Resorts International	358,510	10,335,843
Starbucks	163,200	9,060,864
Yum Brands	70,600	4,471,098

		45,328,594

Industrial Conglomerates–1.55%
Honeywell International	70,400	8,155,840
Roper Technologies	46,700	8,549,836

		16,705,676

Internet & Direct Marketing Retail–12.85%
†Amazon.com	109,400	82,035,778
†Ctrip.com International ADR	122,000	4,880,000
†=Flipkart Limited	4,035	375,860
†=Flipkart Limited Ordinary Shares	800	74,520
†Netflix	36,448	4,512,262

LVIP T. Rowe Price Growth Stock Fund –4

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet & Direct Marketing Retail (continued)
†Priceline Group	31,900	$46,767,314

		138,645,734

Internet Software & Services–14.43%
†Alibaba Group Holding ADR	144,200	12,662,202
†Alphabet Class A	49,900	39,543,255
†Alphabet Class C	43,283	33,406,685
†=Dropbox Class A	34,588	332,045
†Facebook Class A	387,993	44,638,595
MercadoLibre	28,000	4,371,920
†Snap Class A	43,793	672,661
Tencent Holdings	554,500	13,564,853
†VeriSign	86,429	6,574,654

		155,766,870

IT Services–8.33%
Fidelity National Information Services	36,000	2,723,040
†Fiserv	82,267	8,743,337
Mastercard Class A	233,800	24,139,850
†PayPal Holdings	539,500	21,294,065
Visa Class A	423,500	33,041,470

		89,941,762

Life Sciences Tools & Services–0.59%
†Illumina	49,531	6,341,949

		6,341,949

Machinery–0.94%
Fortive	107,070	5,742,164
Illinois Tool Works	18,000	2,204,280
Wabtec	26,681	2,215,057

		10,161,501

Multiline Retail–0.40%
Dollar General	57,700	4,273,839

		4,273,839

Pharmaceuticals–2.00%
Allergan	23,311	4,895,543
Bristol-Myers Squibb	138,721	8,106,855
Zoetis	159,900	8,559,447

		21,561,845

Professional Services–0.48%
Equifax	13,264	1,568,203
†IHS Markit	99,860	3,536,043
†=Wework Companies	1,912	61,949

		5,166,195

Semiconductors & Semiconductor Equipment–2.85%
ASML Holding New York Shares	83,300	9,346,260
NVIDIA	65,700	7,012,818
†NXP Semiconductors	147,171	14,424,230

		30,783,308

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software–7.17%
Microsoft	699,600	$43,473,144
†salesforce.com	263,400	18,032,364
†Service Now	136,627	10,156,851
†Workday Class A	86,900	5,743,221

		77,405,580

Specialty Retail–5.50%
†AutoZone	16,230	12,818,292
Home Depot	61,500	8,245,920
Lowe’s	141,100	10,035,032
†O’Reilly Automotive	24,700	6,876,727
Ross Stores	122,600	8,042,560
Signet Jewelers	48,352	4,557,659
Tractor Supply	115,295	8,740,514

		59,316,704

Technology Hardware, Storage & Peripherals–2.92%
Apple	271,900	31,491,458

		31,491,458

Tobacco–1.45%
Philip Morris International	171,000	15,644,790

		15,644,790

Wireless Telecommunication Services–0.43%
†T-Mobile US	80,800	4,646,808

		4,646,808

Total Common Stock (Cost $839,451,683)		1,062,362,039

CONVERTIBLE PREFERRED STOCK–0.80%
†=Airbnb Series D	14,304	1,501,920
†=Airbnb Series E	14,245	1,495,725
†=Flipkart Limited Series A	274	25,523
†=Flipkart Limited Series C	482	44,898
†=Flipkart Limited Series E	894	83,276
†=Flipkart Limited Series H	5,220	486,243
†=Magic Leap Series C	47,862	1,102,405
†=Snap Series F	43,793	672,660
†=Uber Technologies Series G	34,107	1,663,473
†=Wework Companies Series E	17,187	556,859
†=Xiaoju Kuaizhi (Didi)	26,379	1,008,393

Total Convertible Preferred Stock (Cost $7,566,370)		8,641,375

LVIP T. Rowe Price Growth Stock Fund –5

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.92%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	9,924,551	$9,924,551

Total Money Market Fund (Cost $9,924,551)		9,924,551

TOTAL VALUE OF SECURITIES–100.16% (Cost $856,942,604)	$1,080,927,965
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.16%)	(1,734,138)

NET ASSETS APPLICABLE TO 32,644,090 SHARES OUTSTANDING–100.00%	$1,079,193,827

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($829,031,825 / 24,966,080 Shares)	$33.206

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($250,162,002 / 7,678,010 Shares)	$32.582

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$866,766,283
Distributions in excess of net investment income	(284,917)
Accumulated net realized loss on investments	(11,271,865)
Net unrealized appreciation of investments	223,984,326

TOTAL NET ASSETS	$1,079,193,827

†	Non-income producing for the period.

«	Includes $10,621,751 payable for securities purchased, $524,804 payable for fund shares redeemed and $630,374 due to manager and affiliates as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $10,158,410, which represents 0.94% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$7,738,863
Foreign tax withheld	(21,485)

7,717,378

EXPENSES:
Management fees	6,086,173
Distribution fees-Service Class	641,474
Accounting and administration expenses	231,298
Professional fees.	53,477
Reports and statements to shareholders	45,099
Trustees’ fees and expenses	24,106
Custodian fees	19,505
Pricing fees	4,552
Consulting fees	2,726
Other	8,659

7,117,069
Less management fees waived	(45,856)

Total operating expenses	7,071,213

NET INVESTMENT INCOME	646,165

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(5,105,589)
Foreign currencies	36
Foreign currency exchange contracts	74

Net realized loss	(5,105,479)

Net change in unrealized appreciation (depreciation) of:
Investments	21,827,311
Foreign currencies	(175)

Net change in unrealized appreciation (depreciation)	21,827,136

NET REALIZED AND UNREALIZED GAIN	16,721,657

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,367,822

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$646,165	$(785,722)
Net realized gain (loss)	(5,105,479)	8,334,864
Net change in unrealized appreciation (depreciation)	21,827,136	47,738,386

Net increase in net assets resulting from operations	17,367,822	55,287,528

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(826,563)	—
Net realized gain on investments:
Standard Class	(8,969,800)	(19,222,835)
Service Class	(3,501,455)	(8,987,731)
Return of capital:
Standard Class	(105,823)	—
Service Class	(32,544)	—

	(13,436,185)	(28,210,566)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	296,182,221	444,367,614
Service Class	43,737,549	107,999,431
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,902,186	19,222,835
Service Class	3,533,999	8,987,731

	353,355,955	580,577,611

Cost of shares redeemed:
Standard Class	(105,887,681)	(56,071,840)
Service Class	(70,568,002)	(44,776,406)

	(176,455,683)	(100,848,246)

Increase in net assets derived from capital share transactions	176,900,272	479,729,365

NET INCREASE IN NET ASSETS	180,831,909	506,806,327
NET ASSETS:
Beginning of year	898,361,918	391,555,591

End of year	$1,079,193,827	$898,361,918

Distributions in excess of net investment income	$(284,917)	$(242,996)

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14		12/31/13		12/31/12

Net asset value, beginning of period	$33.230	$31.180	$28.681		$20.627		$17.435

Income (loss) from investment operations:
Net investment income gain (loss)[1]	0.044	(0.011)	(0.015)		(0.021)		0.041
Net realized and unrealized gain (loss)	0.412	3.294	2.514		8.075		3.151

Total from investment operations	0.456	3.283	2.499		8.054		3.192

Less dividends and distributions from:
Net investment income	(0.033)	—	—		—		—
Net realized gain	(0.443)	(1.233)	—		—		—
Return of capital	(0.004)	—	—		—		—

Total dividends and distributions	(0.480)	(1.233)	—		—		—

Net asset value, end of period	$33.206	$33.230	$31.180		$28.681		$20.627

Total return[2]	1.39%	10.73%	8.71%		39.05%		18.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$829,032	$624,231	$201,096		$170,906		$123,228
Ratio of expenses to average net assets	0.68%	0.71%	0.76%		0.78%		0.80%
Ratio of expenses to average net assets prior to expenseswaived/reimbursed	0.69%	0.71%	0.76%		0.78%		0.80%
Ratio of net investment income (loss) to average net assets	0.14%	(0.03% )	(0.05%	)	(0.09%	)	0.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.13%	(0.03% )	(0.05%	)	(0.09%	)	0.21%
Portfolio turnover	44%	35%	41%		39%		50%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14		12/31/13		12/31/12

Net asset value, beginning of period	$32.662	$30.743	$28.351		$20.440		$17.320

Income (loss) from investment operations:
Net investment loss[1]	(0.035)	(0.093)	(0.087)		(0.080)		(0.009)
Net realized and unrealized gain (loss)	0.402	3.245	2.479		7.991		3.129

Total from investment operations	0.367	3.152	2.392		7.911		3.120

Less dividends and distributions from:
Net realized gain	(0.443)	(1.233)	—		—		—
Return of capital	(0.004)	—	—		—		—

Total dividends and distributions	(0.447)	(1.233)	—		—		—

Net asset value, end of period	$32.582	$32.662	$30.743		$28.351		$20.440

Total return[2]	1.15%	10.45%	8.44%		38.70%		18.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,162	$274,131	$190,460		$199,544		$150,409
Ratio of expenses to average net assets	0.93%	0.96%	1.01%		1.03%		1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.94%	0.96%	1.01%		1.03%		1.05%
Ratio of net investment loss to average net assets	(0.11% )	(0.28% )	(0.30%	)	(0.34%	)	(0.04%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.12% )	(0.28% )	(0.30%	)	(0.34%	)	(0.04%	)
Portfolio turnover	44%	35%	41%		39%		50%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation– Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value(“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes– No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting– Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other– Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $6,189 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the average daily net assets of the Fund; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million. Effective October 1, 2016, LIAC has voluntarily agreed to waive a portion of its advisory fee. This waiver can be modified or terminated at any time, without notice, with the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. For the year ended December 31, 2016, this waiver amounted to $45,856.

T. Rowe Price Associates, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$48,010
Legal	11,779

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $30,559 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable and prepaid expenses to affiliates as follows:

Management fees payable to LIAC	$576,682
Distribution fees payable to LFD	53,692

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities sales of $440,192.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$592,538,379
Sales	415,046,996

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$864,345,091

Aggregate unrealized appreciation	$234,142,962
Aggregate unrealized depreciation	(17,560,088)

Net unrealized appreciation	$216,582,874

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 3	Total
Common Stock
Aerospace & Defense	$15,536,864	$—	$15,536,864
Air Freight & Logistics	6,014,260	—	6,014,260
Airlines	17,902,698	—	17,902,698
Auto Components	8,149,350	—	8,149,350
Automobiles	23,577,506	—	23,577,506
Banks	10,176,236	—	10,176,236
Biotechnology	43,429,487	—	43,429,487
Capital Markets	56,051,672	—	56,051,672
Chemicals	2,950,830	—	2,950,830
Communications Equipment	2,488,495	—	2,488,495
Construction Materials	4,179,385	—	4,179,385
Electric Utilities.	7,621,548	—	7,621,548
Equity Real Estate Investment Trusts	31,811,113	—	31,811,113
Food & Staples Retailing.	13,868,403	—	13,868,403
Food Products	9,291,568	—	9,291,568
Health Care Equipment & Supplies	44,508,932	—	44,508,932
Health Care Providers & Services	51,621,079	—	51,621,079
Hotels, Restaurants & Leisure	45,328,594	—	45,328,594
Industrial Conglomerates	16,705,676	—	16,705,676
Internet & Direct Marketing Retail	138,195,354	450,380	138,645,734
Internet Software & Services	154,762,164	1,004,706	155,766,870
IT Services.	89,941,762	—	89,941,762
Life Sciences Tools & Services	6,341,949	—	6,341,949
Machinery	10,161,501	—	10,161,501
Multiline Retail	4,273,839	—	4,273,839
Pharmaceuticals	21,561,845	—	21,561,845
Professional Services	5,104,246	61,949	5,166,195
Semiconductors & Semiconductor Equipment	30,783,308	—	30,783,308
Software	77,405,580	—	77,405,580
Specialty Retail	59,316,704	—	59,316,704
Technology Hardware, Storage & Peripherals	31,491,458	—	31,491,458
Tobacco.	15,644,790	—	15,644,790
Wireless Telecommunication Services	4,646,808	—	4,646,808
Convertible Preferred Stock	—	8,641,375	8,641,375
Money Market Fund	9,924,551	—	9,924,551

Total	$1,070,769,555	$10,158,410	$1,080,927,965

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary Income	$688,196	$—
Long-term capital gains	12,609,622	28,210,566
Return of capital	138,367	—

Total	$13,436,185	$28,210,566

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$866,766,283
Capital loss carryforward	(4,154,295)
Net unrealized appreciation	216,581,839

Net assets	$1,079,193,827

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to redesignation of dividends paid and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss on Investments
$138,477	$(138,477)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term. At December 31, 2016, capital loss carryforwards incurred that will be carried forward under the Act are as follows:

Post Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,154,295	$—	$4,154,295

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	9,169,305	13,418,340
Service Class	1,427,149	3,292,545
Shares issued upon reinvestment of dividends and distributions:
Standard Class	301,999	607,721
Service Class	110,083	288,883

	11,008,536	17,607,489

Shares redeemed:
Standard Class	(3,290,641)	(1,690,258)
Service Class	(2,252,077)	(1,383,727)

	(5,542,718)	(3,073,985)

Net increase	5,465,818	14,533,504

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$74	$—

Average Volume of Derivatives– The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$8,097	$12,352

LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a small number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Growth Stock Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP T. Rowe Price Growth Stock Fund–17

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
93.85%	5.12%	1.03%	100.00%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were the same as the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP T. Rowe Price Growth Stock Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one, five and ten year periods and above the median of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered that the subadvisory fee schedule, which contains breakpoints, for the LVIP T. Rowe Price Growth Stock Fund, compared against the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies and noted that the Funds’ subadvisory fees were within range of the comparable sub-advised fee schedules provided. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Funds and may be used for the benefit of other clients of TRP.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP T. Rowe Price Growth Stock Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP T. Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP T. Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP T. Rowe Price Growth Stock Fund–22

LVIP T. Rowe Price Structured Mid-Cap Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP T. Rowe Price Structured Mid-Cap

Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: T. Rowe Price Associates, Inc.

The Fund returned 7.56% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell Midcap® Growth Index*, returned 7.33%.

Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end. Small-and mid-cap stocks substantially outperformed large-caps. Among mid-caps, value strategies led growth by a significant margin. Within the Russell Midcap® Growth Index, energy was by far the strongest performer, followed by materials and financials. Real estate and health care ended in negative territory.

In consumer discretionary, our stock holdings outpaced their benchmark peers, most notably Burlington Stores and Harman International. Burlington Stores consistently exceeded analyst estimates with growth in traffic, units per transaction, and conversion driving higher-than-expected same-store sales; higher markups and cost savings expanded margins. A manufacturer of audio systems and electronic systems, Harman International received a boost following Samsung’s bid to acquire the company.

Industrials and business services also boosted relative results, due to stock selection and a favorable overweight. Leading holdings within the sector included United Continental and Harris. The largest passenger air carrier in the U.S. by revenue, United Continental received a boost from the news that the president of a competing airline would be moving to the firm, supporting the belief that United Continental will be able to close a profit margin gap with its competitors. Shares also benefited from improved bookings and lower-than-expected non-fuel costs, which led to an improved year-end outlook. Harris, which provides secure communications products, benefited from accelerating orders for tactical radios, several new contracts, and the divestiture of an underperforming business.

Information technology was an area of relative weakness, owing to stock choices and a detrimental underweight. Sabre and Atlassian both detracted here. Sabre, which provides global distribution systems for the travel and tourism industry, fell as falling airline capacity and weak U.S. corporate bookings weighed on the company’s Travel Network business. A provider of enterprise software for application development, collaboration, and chat functions, Atlassian suffered from a broad sell-off of software stocks and from investor concerns about slowing revenue growth due to pricing issues.

In the wake of Trump’s inauguration, we would not be surprised to see more market turbulence as the more controversial elements of his agenda work their way through the political process. We are also concerned about the effects of the extraordinary measures taken by regulators and central banks to depress interest rates. This shift in monetary policy has complicated the capital markets’ role in directing investment and led to greater risk taking. This is particularly true in the information technology sector, raising concerns that a number of large, privately funded companies in that market space may falter in the coming year.

Portfolio Managers:
T. Rowe Price Associates, Inc.:	Donald J. Peters
Donald J. Easley

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,550. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $21,255. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 7.56%
Five Years	+ 13.95%
Ten Years	+ 8.47%
Service Class Shares
One Year	+ 7.29%
Five Years	+ 13.66%
Ten Years	+ 8.20%

*	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflects fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,057.60	0.75%	$3.88
Service Class Shares	1,000.00	1,056.30	1.00%	5.17
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.75%	$3.81
Service Class Shares	1,000.00	1,020.11	1.00%	5.08

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.10%
Aerospace & Defense	1.56%
Air Freight & Logistics	0.44%
Airlines	1.78%
Auto Components	0.59%
Automobiles	0.64%
Banks	2.14%
Beverages	1.19%
Biotechnology	3.55%
Building Products	0.84%
Capital Markets	4.51%
Chemicals	2.88%
Commercial Services & Supplies	1.89%
Communications Equipment	1.46%
Construction & Engineering	0.19%
Construction Materials	1.02%
Containers & Packaging	1.11%
Diversified Consumer Services	0.62%
Diversified Telecommunication Services	0.89%
Electrical Equipment	1.09%
Electronic Equipment, Instruments & Components	1.66%
Energy Equipment & Services	0.19%
Equity Real Estate Investment Trusts	3.26%
Food & Staples Retailing	0.44%
Food Products	3.40%
Gas Utilities	0.33%
Health Care Equipment & Supplies	4.48%
Health Care Providers & Services	3.04%
Health Care Technology	0.86%
Hotels, Restaurants & Leisure	3.64%
Household Durables	2.23%
Household Products	0.59%
Industrial Conglomerates	0.46%
Insurance	1.40%
Internet & Direct Marketing Retail	0.77%
Internet Software & Services	1.81%
IT Services	6.76%
Leisure Products	0.43%
Life Sciences Tools & Services	1.65%
Machinery	3.73%
Marine	0.18%

Security Type/Sector	Percentage of Net Assets

Media	0.76%
Metals & Mining	0.40%
Multiline Retail	1.43%
Multi-Utilities	0.21%
Oil, Gas & Consumable Fuels	1.59%
Pharmaceuticals	1.72%
Professional Services	3.14%
Real Estate Management & Development	0.31%
Road & Rail	1.44%
Semiconductors & Semiconductor Equipment	2.07%
Software	6.03%
Specialty Retail	7.65%
Textiles, Apparel & Luxury Goods	2.29%
Trading Companies & Distributors	0.36%
Convertible Preferred Stock	0.89%
Money Market Fund	0.15%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Fiserv	1.01%
Ross Stores	0.96%
AutoZone	0.92%
Dollar General	0.92%
SBA Communications Class A	0.89%
O’Reilly Automotive	0.89%
Zoetis	0.86%
Intuitive Surgical	0.86%
Vulcan Materials	0.85%
Amphenol Class A	0.83%
Total	8.99%

IT–Information Technology

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.10%
Aerospace & Defense–1.56%
†DigitalGlobe	52,700	$1,509,855
Rockwell Collins	42,000	3,895,920
Textron	41,000	1,990,960
TransDigm Group	12,700	3,161,792

		10,558,527

Air Freight & Logistics–0.44%
CH Robinson Worldwide	17,200	1,260,072
Expeditors International of Washington	32,100	1,700,016

		2,960,088

Airlines–1.78%
Alaska Air Group	32,200	2,857,106
Allegiant Travel	7,500	1,248,000
Copa Holdings Class A	15,200	1,380,616
Southwest Airlines	51,600	2,571,744
†Spirit Airlines	16,900	977,834
†United Continental Holdings	40,900	2,980,792

		12,016,092

Auto Components–0.59%
BorgWarner	47,800	1,885,232
Delphi Automotive	30,900	2,081,115

		3,966,347

Automobiles–0.64%
Ferrari	28,080	1,632,571
Harley-Davidson	18,900	1,102,626
†Tesla Motors	7,500	1,602,675

		4,337,872

Banks–2.14%
BankUnited	51,100	1,925,959
Fifth Third Bancorp	51,900	1,399,743
First Republic Bank	41,000	3,777,740
†Signature Bank	9,100	1,366,820
†SVB Financial Group	20,200	3,467,532
Webster Financial	45,812	2,486,675

		14,424,469

Beverages–1.19%
Brown-Forman Class B	65,324	2,934,354
Constellation Brands Class A	8,200	1,257,142
Dr Pepper Snapple Group	35,600	3,227,852
†Monster Beverage	13,200	585,288

		8,004,636

Biotechnology–3.55%
†ACADIA Pharmaceuticals	48,700	1,404,508
†Agios Pharmaceuticals	14,500	605,085
†Alexion Pharmaceuticals	10,600	1,296,910
†Alkermes	29,100	1,617,378
†Alnylam Pharmaceuticals	15,400	576,576

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†BioMarin Pharmaceutical	38,300	$3,172,772
†Bluebird Bio	11,600	715,720
†Incyte	37,300	3,740,071
†Intercept Pharmaceuticals	4,000	434,600
†Ironwood Pharmaceuticals	58,700	897,523
†Neurocrine Biosciences	27,317	1,057,168
†Seattle Genetics	23,500	1,240,095
†TESARO	25,597	3,442,285
†Ultragenyx Pharmaceutical	7,300	513,263
†United Therapeutics	11,400	1,635,102
†Vertex Pharmaceuticals	22,200	1,635,474

		23,984,530

Building Products–0.84%
Allegion	51,600	3,302,400
Fortune Brands Home & Security	44,400	2,373,624

		5,676,024

Capital Markets–4.51%
CBOE Holdings	75,000	5,541,750
†E*TRADE Financial	89,600	3,104,640
FactSet Research Systems	6,750	1,103,153
Financial Engines	23,000	845,250
Intercontinental Exchange	48,300	2,725,086
Invesco	28,200	855,588
Lazard Class A	61,400	2,522,926
Moody’s	34,300	3,233,461
MSCI Class A	24,700	1,945,866
Northern Trust	22,200	1,976,910
S&P Global	5,500	591,470
State Street	28,200	2,191,704
TD Ameritrade Holding	71,900	3,134,840
WisdomTree Investments	58,700	653,918

		30,426,562

Chemicals–2.88%
Air Products & Chemicals	15,400	2,214,828
Ashland Global Holdings	24,800	2,710,392
Celanese Class A	23,900	1,881,886
CF Industries Holdings	48,500	1,526,780
NewMarket	3,200	1,356,288
PolyOne	25,100	804,204
RPM International	69,500	3,741,185
Sherwin-Williams	14,900	4,004,226
Valvoline	57,200	1,229,800

		19,469,589

Commercial Services & Supplies–1.89%
†Copart	38,600	2,138,826
KAR Auction Services	62,400	2,659,488
Ritchie Bros Auctioneers	39,800	1,353,200
Rollins	75,200	2,540,256
†Stericycle	15,300	1,178,712

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Waste Connections	36,950	$2,903,901

		12,774,383

Communications Equipment–1.46%
†F5 Networks	11,200	1,620,864
Harris	42,700	4,375,469
Motorola Solutions	16,400	1,359,396
†Palo Alto Networks	19,900	2,488,495

		9,844,224

Construction & Engineering–0.19%
Valmont Industries	9,300	1,310,370

		1,310,370

Construction Materials–1.02%
Eagle Materials	11,700	1,152,801
Vulcan Materials	46,000	5,756,900

		6,909,701

Containers & Packaging–1.11%
Ball	66,200	4,969,634
Sealed Air	55,500	2,516,370

		7,486,004

Diversified Consumer Services–0.62%
Service Corp. International	105,500	2,996,200
†Sotheby’s	30,100	1,199,786

		4,195,986

Diversified Telecommunication Services–0.89%
†SBA Communications Class A	58,400	6,030,384

		6,030,384

Electrical Equipment–1.09%
AMETEK	34,525	1,677,915
†Generac Holdings	38,800	1,580,712
Hubbell	12,100	1,412,070
†Sensata Technologies Holding	69,300	2,699,235

		7,369,932

Electronic Equipment, Instruments & Components–1.66%
Amphenol Class A	83,800	5,631,360
Cognex	23,300	1,482,346
†IPG Photonics	18,300	1,806,393
†Keysight Technologies	23,150	846,595
†Trimble	48,600	1,465,290

		11,231,984

Energy Equipment & Services–0.19%
Oceaneering International	46,600	1,314,586

		1,314,586

Equity Real Estate Investment Trusts–3.26%
American Campus Communities	28,700	1,428,399
Crown Castle International	48,900	4,243,053

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
CubeSmart	44,800	$1,199,296
Equinix	15,088	5,392,602
Federal Realty Investment Trust	11,900	1,691,109
Iron Mountain	43,100	1,399,888
MGM Growth Properties	63,400	1,604,654
SL Green Realty	16,700	1,796,085
Taubman Centers	22,300	1,648,639
VEREIT	189,050	1,599,363

		22,003,088

Food & Staples Retailing–0.44%
PriceSmart	10,700	893,450
†Sprouts Farmers Market	47,100	891,132
Whole Foods Market	38,000	1,168,880

		2,953,462

Food Products–3.40%
†Blue Buffalo Pet Products	65,600	1,577,024
Conagra Brands	55,300	2,187,115
Flowers Foods	86,050	1,718,419
†Hain Celestial Group	35,700	1,393,371
Hershey	38,700	4,002,741
JM Smucker	13,300	1,703,198
McCormick & Co	34,500	3,219,885
Mead Johnson Nutrition	44,500	3,148,820
Pinnacle Foods	30,000	1,603,500
Tyson Foods Class A	39,400	2,430,192

		22,984,265

Gas Utilities–0.33%
Atmos Energy	29,600	2,194,840

		2,194,840

Health Care Equipment & Supplies–4.48%
†Align Technology	17,600	1,691,888
Cooper	22,700	3,970,911
CR Bard	14,800	3,324,968
DENTSPLY SIRONA	60,414	3,487,700
†Hologic	112,800	4,525,536
†IDEXX Laboratories	31,800	3,729,186
†Intuitive Surgical	9,100	5,770,947
Teleflex	14,600	2,352,790
West Pharmaceutical Services	16,600	1,408,178

		30,262,104

Health Care Providers & Services–3.04%
†Acadia Healthcare	67,188	2,223,923
AmerisourceBergen	43,000	3,362,170
†Centene	38,600	2,181,286
†DaVita	25,000	1,605,000
†Envision Healthcare	19,238	1,217,598
†Henry Schein	19,800	3,003,858
Humana	7,400	1,509,822

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†MEDNAX	22,800	$1,519,848
Universal Health Services Class B	16,800	1,787,184
†WellCare Health Plans	15,200	2,083,616

		20,494,305

Health Care Technology–0.86%
†athenahealth	7,500	788,775
†Cerner	37,600	1,781,112
†Medidata Solutions	17,600	874,192
†Veeva Systems Class A	57,500	2,340,250

		5,784,329

Hotels, Restaurants & Leisure–3.64%
Bloomin’ Brands	48,800	879,864
Brinker International	29,100	1,441,323
†Chipotle Mexican Grill	3,600	1,358,352
Choice Hotels International	34,500	1,933,725
Dunkin’ Brands Group	39,100	2,050,404
Extended Stay America	94,600	1,527,790
Hilton Worldwide Holdings	71,800	1,952,960
Marriott International Class A	40,257	3,328,449
†MGM Resorts International	102,900	2,966,607
†Norwegian Cruise Line Holdings	28,900	1,229,117
†Panera Bread Class A	5,900	1,210,031
Papa John’s International	20,500	1,754,390
Royal Caribbean Cruises	22,500	1,845,900
Wynn Resorts	12,700	1,098,677

		24,577,589

Household Durables–2.23%
Harman International Industries	9,600	1,067,136
†Mohawk Industries	12,900	2,575,872
Newell Brands	68,200	3,045,130
†NVR	1,290	2,153,010
PulteGroup	65,200	1,198,376
†Tempur Sealy International	26,400	1,802,592
†Toll Brothers	43,300	1,342,300
Whirlpool	10,100	1,835,877

		15,020,293

Household Products–0.59%
Church & Dwight	65,000	2,872,350
Clorox	9,200	1,104,184

		3,976,534

Industrial Conglomerates–0.46%
Roper Technologies	17,000	3,112,360

		3,112,360

Insurance–1.40%
Aon	20,300	2,264,059
FNF Group	100,100	3,399,396
Progressive	46,000	1,633,000

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Willis Towers Watson	17,500	$2,139,900

		9,436,355

Internet & Direct Marketing Retail–0.77%
†Ctrip.com International ADR	46,900	1,876,000
†Liberty Interactive Corp. QVC Group Class A	47,500	949,050
†TripAdvisor	15,600	723,372
†Vipshop Holdings ADR	65,300	718,953
†Wayfair Class A	26,330	922,867

		5,190,242

Internet Software & Services–1.81%
†Akamai Technologies	28,800	1,920,384
†CoStar Group	12,000	2,261,880
†=Dropbox	7,607	73,027
†=Dropbox Class A	27,601	264,970
†Match Group	61,300	1,048,230
MercadoLibre	8,900	1,389,646
†VeriSign	49,800	3,788,286
†Zillow Group	40,000	1,458,000

		12,204,423

IT Services–6.76%
Alliance Data Systems	13,800	3,153,300
†Black Knight Financial Services Class A	72,500	2,740,500
Booz Allen Hamilton Holding	59,700	2,153,379
†CoreLogic	67,600	2,489,708
CSRA	63,400	2,018,656
†EPAM Systems	15,800	1,016,098
Fidelity National Information Services	56,200	4,250,968
†Fiserv	63,900	6,791,292
†FleetCor Technologies	10,800	1,528,416
†=Flipkart Limited	5,529	515,026
†Gartner	33,300	3,365,631
†Genpact	47,000	1,143,980
Global Payments	38,600	2,679,226
Paychex	29,000	1,765,520
Sabre	142,800	3,562,860
†Vantiv Class A	78,900	4,704,018
†WEX	16,000	1,785,600

		45,664,178

Leisure Products–0.43%
Mattel	62,100	1,710,855
Polaris Industries	14,800	1,219,372

		2,930,227

Life Sciences Tools & Services–1.65%
Agilent Technologies	50,200	2,287,112
Bruker	51,800	1,097,124
†Illumina	18,700	2,394,348

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Mettler-Toledo International	8,400	$3,515,904
†Quintiles IMS Holdings	24,000	1,825,200

		11,119,688

Machinery–3.73%
†Colfax	33,200	1,192,876
Donaldson	45,600	1,918,848
Flowserve	25,900	1,244,495
Fortive	33,200	1,780,516
Graco.	34,000	2,825,060
IDEX	22,225	2,001,583
†Middleby	15,300	1,970,793
Nordson	13,000	1,456,650
PACCAR	23,500	1,501,650
Snap-on	14,900	2,551,923
Toro.	35,800	2,003,010
†WABCO Holdings	12,100	1,284,415
Wabtec	25,600	2,125,312
Xylem	26,500	1,312,280

		25,169,411

Marine–0.18%
†Kirby	17,800	1,183,700

		1,183,700

Media–0.76%
Interpublic Group	107,000	2,504,870
Omnicom Group	31,100	2,646,921

		5,151,791

Metals & Mining–0.40%
Carpenter Technology	16,800	607,656
Compass Minerals International	12,000	940,200
Silver Wheaton	59,900	1,157,268

		2,705,124

Multiline Retail–1.43%
Dollar General	83,500	6,184,845
†Dollar Tree	45,000	3,473,100

		9,657,945

Multi-Utilities–0.21%
NiSource.	64,000	1,416,960

		1,416,960

Oil, Gas & Consumable Fuels–1.59%
Cabot Oil & Gas	49,300	1,151,648
†=Centennial Resource	31,400	588,248
Cimarex Energy	11,000	1,494,900
†Concho Resources	10,700	1,418,820
†Diamondback Energy	12,700	1,283,462
EQT.	20,600	1,347,240
Pioneer Natural Resources	7,800	1,404,546
Range Resources	20,500	704,380

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Tesoro	15,100	$1,320,495

		10,713,739

Pharmaceuticals–1.72%
†Akorn	30,800	672,364
†Catalent	55,762	1,503,344
†Endo International	37,800	622,566
†Horizon Pharma	30,900	499,962
†Jazz Pharmaceuticals	13,100	1,428,293
†Mallinckrodt	13,500	672,570
†Pacira Pharmaceuticals	13,000	419,900
Zoetis	107,900	5,775,887

		11,594,886

Professional Services–3.14%
Equifax	37,542	4,438,591
†IHS Markit	93,825	3,322,343
ManpowerGroup	18,300	1,626,321
Nielsen Holdings	70,200	2,944,890
Robert Half International	30,300	1,478,034
†TransUnion	62,000	1,917,660
†Verisk Analytics Class A	60,200	4,886,434
†=Wework Companies	17,146	555,530

		21,169,803

Real Estate Management & Development–0.31%
Jones Lang LaSalle	20,500	2,071,320

		2,071,320

Road & Rail–1.44%
†Avis Budget Group	29,500	1,082,060
†Genesee & Wyoming	22,000	1,527,020
JB Hunt Transport Services	19,900	1,931,693
Kansas City Southern	20,500	1,739,425
Landstar System	14,200	1,211,260
†Old Dominion Freight Line	26,100	2,239,119

		9,730,577

Semiconductors & Semiconductor Equipment–2.07%
†Integrated Device Technology	45,600	1,074,336
KLA-Tencor	23,500	1,848,980
Microchip Technology	50,800	3,258,820
†Microsemi	45,400	2,450,238
Skyworks Solutions	38,000	2,837,080
Xilinx	41,200	2,487,244

		13,956,698

Software–6.03%
Activision Blizzard	15,100	545,261
†ANSYS	10,600	980,394
†Atlassian	145,131	3,494,754
†Autodesk	20,600	1,524,606
†Electronic Arts	63,900	5,032,764
†Ellie Mae	15,700	1,313,776

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Fortinet	37,000	$1,114,440
†Guidewire Software	45,900	2,264,247
Intuit	37,900	4,343,719
†Mobileye.	35,500	1,353,260
†Proofpoint	15,500	1,095,075
†Red Hat	58,100	4,049,570
†ServiceNow	55,800	4,148,172
†Splunk	35,200	1,800,480
SS&C Technologies Holdings	51,400	1,470,040
†Tableau Software Class A	44,527	1,876,813
†Tyler Technologies	4,600	656,742
†Ultimate Software Group	6,800	1,239,980
†Workday Class A	28,205	1,864,068
†Zendesk	25,100	532,120

		40,700,281

Specialty Retail–7.65%
†AutoZone	7,900	6,239,341
†Burlington Stores	48,000	4,068,000
†CarMax	68,500	4,410,715
Dick’s Sporting Goods	44,500	2,362,950
†Five Below	28,700	1,146,852
L Brands.	59,200	3,897,728
†Michaels	102,100	2,087,945
†O’Reilly Automotive	21,600	6,013,656
†Restoration Hardware Holdings	15,400	472,780
Ross Stores	98,700	6,474,720
Signet Jewelers	31,100	2,931,486
Tiffany & Co	31,400	2,431,302
Tractor Supply	53,000	4,017,930
†Ulta Salon Cosmetics & Fragrance	13,100	3,339,714
Williams-Sonoma	35,800	1,732,362

		51,627,481

Textiles, Apparel & Luxury Goods–2.29%
Carter’s	23,900	2,064,721
Coach	69,600	2,437,392

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
Hanesbrands	255,700	$5,515,449
†Kate Spade & Co.	76,200	1,422,654
†Lululemon athletica	15,700	1,020,343
PVH	24,500	2,210,880
Wolverine World Wide	37,100	814,345

		15,485,784

Trading Companies & Distributors–0.36%
Fastenal	26,400	1,240,272
WW Grainger	5,100	1,184,475

		2,424,747

Total Common Stock (Cost $474,938,557)		668,960,819

CONVERTIBLE PREFERRED STOCK–0.89%
†=Airbnb Series D	18,795	1,973,475
†=Airbnb Series E	2,425	254,625
†=Dropbox Series A	9,449	90,710
†=Dropbox Series A-1	46,402	445,459
†=Tanium	234,645	1,116,910
†=Wework Companies Series D1	27,915	904,446
†=Wework Companies Series D2	21,933	710,629
†=Wework Companies Series E	16,055	520,182

Total Convertible Preferred Stock (Cost $4,019,276)		6,016,436

MONEY MARKET FUND–0.15%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	1,013,194	1,013,194

Total Money Market Fund (Cost $1,013,194)		1,013,194

TOTAL VALUE OF SECURITIES–100.14% (Cost $479,971,027)	675,990,449
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(916,040)

NET ASSETS APPLICABLE TO 31,604,820 SHARES OUTSTANDING–100.00%	$675,074,409

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($536,444,702 / 24,939,690 Shares)	$21.510

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($138,629,707 / 6,665,130 Shares)	$20.799

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$460,830,185
Accumulated net realized gain on investments.	18,224,802
Net unrealized appreciation of investments	196,019,422

Total net assets	$675,074,409

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

†	Non-income producing for the period.

«	Includes $257,407 payable for securities purchased, $1,157,695 payable for fund shares redeemed, and $432,170 due to manager and affiliates as of December 31, 2016.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2016, the aggregate value of fair valued securities was $8,013,237, which represents 1.19% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured

Mid-Cap Growth Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$6,401,317
Foreign tax withheld	(11,674)

6,389,643

EXPENSES:
Management fees	4,564,139
Distribution fees-Service Class	331,322
Accounting and administration expenses	162,320
Reports and statements to shareholders	76,588
Professional fees.	47,292
Trustees’ fees and expenses	17,244
Custodian fees	10,033
Pricing fees	3,936
Consulting fees	2,208
Other	9,013

5,224,095
Less management fees waived	(1,944)

Total operating expenses	5,222,151

NET INVESTMENT INCOME	1,167,492

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	21,530,005
Net change in unrealized appreciation (depreciation) of investments	26,259,137

NET REALIZED AND UNREALIZED GAIN	47,789,142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,956,634

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured

Mid-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,167,492	$347,689
Net realized gain	21,530,005	35,197,806
Net change in unrealized appreciation (depreciation)	26,259,137	(24,675,976)

Net increase in net assets resulting from operations	48,956,634	10,869,519

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,562,688)	(677,622)
Service Class	(74,373)	—
Net realized gain:
Standard Class	(26,597,208)	(31,774,604)
Service Class	(6,951,883)	(8,331,897)

	(35,186,152)	(40,784,123)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	59,573,856	134,157,693
Service Class	23,441,194	49,548,910
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	28,159,896	32,452,226
Service Class	7,026,256	8,331,897

	118,201,202	224,490,726

Cost of shares redeemed:
Standard Class	(82,483,261)	(54,080,527)
Service Class	(29,592,710)	(27,920,749)

	(112,075,971)	(82,001,276)

Increase in net assets derived from capital share transactions	6,125,231	142,489,450

NET INCREASE IN NET ASSETS	19,895,713	112,574,846
NET ASSETS:
Beginning of year	655,178,696	542,603,850

End of year	$675,074,409	$655,178,696

Distributions in excess of net investment income	$—	$(124,292)

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$21.097	$22.079	$20.943	$15.688	$13.872

Income (loss) from investment operations:
Net investment income (loss)[1]	0.048	0.025	0.032	(0.003)	0.073
Net realized and unrealized gain	1.526	0.420	2.346	5.453	2.186

Total from investment operations	1.574	0.445	2.378	5.450	2.259

Less dividends and distributions from:
Net investment income	(0.062)	(0.028)	(0.052)	—	—
Net realized gain	(1.099)	(1.399)	(1.190)	(0.195)	(0.443)

Total dividends and distributions	(1.161)	(1.427)	(1.242)	(0.195)	(0.443)

Net asset value, end of period	$21.510	$21.097	$22.079	$20.943	$15.688

Total return[2]	7.56%	2.10%	11.59%	34.80%	16.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$536,444	$519,709	$430,439	$381,529	$206,358
Ratio of expenses to average net assets	0.75%	0.75%	0.76%	0.79%	0.82%
Ratio of net investment income (loss) to average net assets	0.23%	0.11%	0.15%	(0.02% )	0.47%
Portfolio turnover	26%	26%	34%	30%	31%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$20.440	$21.461	$20.394	$15.319	$13.588

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.004)	(0.030)	(0.021)	(0.048)	0.034
Net realized and unrealized gain	1.473	0.408	2.278	5.318	2.140

Total from investment operations	1.469	0.378	2.257	5.270	2.174

Less dividends and distributions from:
Net Investment Income	(0.011)	—	—	—	—
Net realized gain	(1.099)	(1.399)	(1.190)	(0.195)	(0.443)

Total dividend and distributions	(1.110)	(1.399)	(1.190)	(0.195)	(0.443)

Net asset value, end of period	$20.799	$20.440	$21.461	$20.394	$15.319

Total return[2]	7.29%	1.85%	11.30%	34.46%	16.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138,630	$135,470	$112,165	$103,229	$91,185
Ratio of expenses to average net assets	1.00%	1.00%	1.01%	1.04%	1.07%
Ratio of net investment income (loss) to average net assets	(0.02% )	(0.14% )	(0.10% )	(0.27% )	0.22%
Portfolio turnover	26%	26%	34%	30%	31%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize the value of your shares (capital appreciation).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $77 for the year ended ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $750 million. This agreement will continue through at least April 30, 2017, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

LIAC voluntarily waived fees in the amount of $1,944 during the period. This voluntary waiver is not subject to recapture by LIAC and entails no obligations on the part of LIAC to waive additional amounts.

T. Rowe Price (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$34,079
Legal	8,411

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $60,819 for the year ended ended December 31, 2016.

The Fund currently offers two classes of shares; the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12-b1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of average daily net assets of the Service Class shares. The 12-b1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$402,420
Distribution fees payable to LFD	29,750

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended ended December 31, 2016, the Fund engaged in securities purchases of $1,002,142 and securities sales of $0.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$171,008,563
Sales	197,734,602

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$480,689,236

Aggregate unrealized appreciation	$215,697,372
Aggregate unrealized depreciation	(20,396,159)

Net unrealized appreciation	$195,301,213

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$10,558,527	$—	$—	$10,558,527
Air Freight & Logistics	2,960,088	—	—	2,960,088
Airlines	12,016,092	—	—	12,016,092
Auto Components	3,966,347	—	—	3,966,347
Automobiles	4,337,872	—	—	4,337,872
Banks	14,424,469	—	—	14,424,469
Beverages	8,004,636	—	—	8,004,636
Biotechnology	23,984,530	—	—	23,984,530
Building Products	5,676,024	—	—	5,676,024
Capital Markets	30,426,562	—	—	30,426,562
Chemicals	19,469,589	—	—	19,469,589
Commercial Services & Supplies	12,774,383	—	—	12,774,383
Communications Equipment	9,844,224	—	—	9,844,224
Construction & Engineering	1,310,370	—	—	1,310,370
Construction Materials	6,909,701	—	—	6,909,701
Containers & Packaging	7,486,004	—	—	7,486,004
Diversified Consumer Services	4,195,986	—	—	4,195,986
Diversified Telecommunication Services	6,030,384	—	—	6,030,384
Electrical Equipment	7,369,932	—	—	7,369,932
Electronic Equipment, Instruments & Components	11,231,984	—	—	11,231,984
Energy Equipment & Services	1,314,586	—	—	1,314,586
Equity Real Estate Investment Trusts	22,003,088	—	—	22,003,088
Food & Staples Retailing	2,953,462	—	—	2,953,462
Food Products	22,984,265	—	—	22,984,265
Gas Utilities	2,194,840	—	—	2,194,840
Health Care Equipment & Supplies	30,262,104	—	—	30,262,104
Health Care Providers & Services	20,494,305	—	—	20,494,305
Health Care Technology	5,784,329	—	—	5,784,329
Hotels, Restaurants & Leisure	24,577,589	—	—	24,577,589
Household Durables	15,020,293	—	—	15,020,293
Household Products	3,976,534	—	—	3,976,534
Industrial Conglomerates	3,112,360	—	—	3,112,360
Insurance	9,436,355	—	—	9,436,355
Internet & Direct Marketing Retail	5,190,242	—	—	5,190,242
Internet Software & Services	11,866,426	—	337,997	12,204,423
IT Services	45,149,152	—	515,026	45,664,178
Leisure Products	2,930,227	—	—	2,930,227
Life Sciences Tools & Services	11,119,688	—	—	11,119,688
Machinery	25,169,411	—	—	25,169,411
Marine	1,183,700	—	—	1,183,700
Media	5,151,791	—	—	5,151,791
Metals & Mining	2,705,124	—	—	2,705,124
Multiline Retail	9,657,945	—	—	9,657,945
Multi-Utilities	1,416,960	—	—	1,416,960
Oil, Gas & Consumable Fuels	10,125,491	588,248	—	10,713,739
Pharmaceuticals	11,594,886	—	—	11,594,886
Professional Services	20,614,273	—	555,530	21,169,803
Real Estate Management & Development	2,071,320	—	—	2,071,320
Road & Rail	9,730,577	—	—	9,730,577
Semiconductors & Semiconductor Equipment	13,956,698	—	—	13,956,698
Software	40,700,281	—	—	40,700,281
Specialty Retail	51,627,481	—	—	51,627,481
Textiles, Apparel & Luxury Goods	15,485,784	—	—	15,485,784

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Trading Companies & Distributors	$2,424,747	$—	$—	$2,424,747
Convertible Preferred Stock	—	—	6,016,436	6,016,436
Money Market Fund	1,013,194	—	—	1,013,194

Total	$667,977,212	$588,248	$7,424,989	$675,990,449

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Convertible Preferred Stock	Common Stock	Total
Balance as of 12/31/15	$3,028,566	$6,212,253	$9,240,819
Conversion of security types	2,804,327	(2,804,327)	—
Transfer out of Level 3	—	(1,726,562)	(1,726,562)
Net change in unrealized appreciation (depreciation)	183,543	(272,811)	(89,268)

Balance as of 12/31/16	$6,016,436	$1,408,553	$7,424,989

Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/16	$183,543	$(272,811)	$(89,268)

Sensitivity Analysis:

Valuation: U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at fair value using independent pricing sources under the policies approved by the Board. The Pricing Committee is the committee formed by the advisor to develop pricing policies and procedures and to provide oversight of the pricing function for the Fund.

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker-dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

We did not present a table including the quantitative information about significant unobservable inputs used in Level 3 fair value measurements as all unobservable Level 3 measurements were provided by third parties without adjustments as of December 31, 2016.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary Income	$3,589,438	$4,348,480
Long-term capital gains	31,596,714	36,435,643

Total	$35,186,152	$40,784,123

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$460,830,185
Undistributed ordinary income	484,585
Undistributed long-term capital gains	18,458,426
Net unrealized appreciation	195,301,213

Net assets	$675,074,409

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, partnership income and tax treatment of unrealized gain on positions no longer deemed to be passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$593,861	$(425,000)	$(168,861)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	2,860,725	5,977,427
Service Class	1,159,479	2,261,098
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,325,906	1,549,191
Service Class	343,132	410,811

	5,689,242	10,198,527

Shares redeemed:
Standard Class	(3,881,151)	(2,387,826)
Service Class	(1,465,070)	(1,270,665)

	(5,346,221)	(3,658,491)

Net increase	343,021	6,540,036

7. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

7. Market Risk (continued)

Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
89.80%	10.20%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund on assets over $750 million through April 30, 2017. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had agreed to waive a portion of the management fee on assets over $750 million through April 30, 2017 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP T. Rowe Price Structured Mid-Cap Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell Midcap® Growth TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one, three and ten year periods and above the median of the Morningstar peer group and below the benchmark index for the five year period. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, compared against the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies and noted that the Funds’ subadvisory fees were within range of the comparable sub-advised fee schedules reviewed. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Funds and may be used for the benefit of other clients of TRP.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–26

LVIP U.S. Growth Allocation Managed Risk Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP U.S. Growth Allocation Managed Risk Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Sub-advised by: Milliman Financial Risk Management LLC

The LVIP U.S. Growth Allocation Managed Risk Fund returned 4.08% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its composite benchmark, the U.S. Growth Blended Composite1, returned 10.22%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM2, returned

13.37% during the same period.

Because of concerns related to decelerating global economic growth, declining oil prices and reduced earnings estimates, 2016 began with declining equity markets and increased volatility. Global interest rates declined to record lows and credit spreads widened materially, which coincided with riskier assets meaningfully underperforming. However, as the year progressed, and despite some short bouts of market volatility around political events (most notably around the Brexit eventin mid-year), credit spreads narrowed, commodity prices recovered significantly, and global growth sentiment improved, leading to higher inflation expectations in the U.S. and early signs of a cyclical growth recovery outside the U.S. This shift in investor sentiment caused substantial reversals from the first half of the year, as value stocks within the Energy, Materials, Infrastructure, and Banking sectors performed especially well in the third quarter of 2016. Outside the U.S., emerging market equities and developed market international equities meaningfully outperformed domestic equities in the third quarter of 2016 as oil prices doubled from cycle lows and resulted in greater investor confidence in emerging market company balance sheets and growth prospects.

As the U.S. approached its presidential election, investor sentiment was primarily cautious. After the largely unexpected Trump victory, U.S. stocks meaningfully outperformed international developed market and emerging market equities, largely due to expectations related to increased fiscal stimulus from the new administration, less regulation and lower corporate and personal income tax rates in the U.S. This expectation also led to meaningful increases in U.S. interest rates (and international interest rates to a lesser extent) given that many of the aforementioned actions usually result in higher inflation. While the U.S. Federal Reserve only hiked the Fed funds rate by 0.25% in 2016, we believe that there will be more interest rate increases in 2017 as inflation is expected to continue to accelerate.

For the full year, we saw wide dispersion across investment style and size. Value stocks outperformed growth stocks across most asset classes, and small caps outperformed large caps. Cyclical stocks also led defensive stocks. While many U.S. broad market indices sit at or close to record levels, not all sectors have participated in the rebound. Notably, Health Care and Information Technology lagged the U.S. broad market during the rebound, while Energy, Infrastructure, Banks, and other cyclical areas of the market have led. Higher yielding sectors such as Utilities and Telecom, which outperformed during the first half of the year, underperformed in the second half.

Overall Fund results were affected by style factors, as value outperformed growth during the year. Contributors to performance included the LVIP MFS Value Fund, the Franklin Rising Dividends Fund and the LVIP SSGA Small/Mid Cap 200 Fund, which tend to have a value bias. Contrarily, exposures to funds with a growth bias detracted from results relative to the U.S Growth Allocation Composite index.

The fixed income allocations within the LVIP U.S. Growth Allocation Managed Risk Fund delivered varied returns in 2016, as security selection within the underlying holdings drove mixed results within the broad U.S. investment grade fixed income category.

Fund performance in 2016 was impacted by a detraction from the managed risk strategy (comprised of index futures), particularly during environments with rapid declines followed by rapid recoveries (“V-shaped markets”), which were observed during the first quarter of 2016 and again around the Brexit event of mid-year 2016. The detraction from the volatility management overlay during 2016 is understandable, given that volatility management strategies are particularly challenged during V-shaped markets.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amritansh Tewary
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Growth Allocation Managed Risk Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,029 for the Standard Class shares and decreased to $9,987 for the Service Class shares. For comparison, look at how the U.S. Growth Blended Composite and Wilshire 5000 Total Market IndexSM did over the same period. The same $10,000 investment would have increased to $10,900 and $11,171, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP U.S. Growth Allocation Managed Risk Fund–1

LVIP U.S. Growth Allocation Managed Risk Fund

2016 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares
One Year	+ 4.08%
Inception (5/1/15)	+ 0.17%

Service Class Shares
One Year	+ 3.82%
Inception (5/1/15)	– 0.08%

1.

The U.S. Growth Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation, the Fund’s adviser. The U.S. Growth Blended Composite is constructed as follows: 70% Wilshire 5000 Total Market IndexSM and 30% Barclays Capital U.S. Aggregate Bond Index.

2.	The Wilshire 5000 Total Market IndexSM consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP U.S. Growth Allocation Managed Risk Fund–2

LVIP U.S. Growth Allocation Managed Risk Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual*
Standard Class Shares	$1,000.00	$1,041.10	0.28%	$1.44
Service Class Shares	1,000.00	1,039.80	0.53%	2.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.73	0.28%	$1.42
Service Class Shares	1,000.00	1,022.47	0.53%	2.69

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund–3

LVIP U.S. Growth Allocation Managed Risk Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2016

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	87.33%
Equity Funds	58.39%
Fixed Income Funds	28.94%
Unaffiliated Investments	12.84%
Equity Funds	8.69%
Money Market Fund	4.15%
Total Value of Securities	100.17%
Liabilities Net of Receivables and Other Assets	(0.17%)
Total Net Assets	100.00%

LVIP U.S. Growth Allocation Managed Risk Fund–4

LVIP U.S. Growth Allocation Managed Risk Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–87.33%
Equity Funds–58.39%
*Lincoln Variable Insurance Products Trust–LVIP Baron Growth Opportunities Fund	144,603	$5,941,467
LVIP MFS Value Fund	2,385,760	90,484,737
LVIP SSGA S&P 500 Index Fund	5,447,824	84,779,041
LVIP SSGA Small-Mid Cap 200 Fund	428,639	6,070,808
LVIP T. Rowe Price Growth Stock Fund	2,715,826	90,181,705
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,940,434	41,738,733
LVIP Wellington Mid-Cap Value Fund	1,879,873	47,372,792

		366,569,283

Fixed Income Funds–28.94%
*Lincoln Variable Insurance Products Trust–LVIP Delaware Bond Fund	3,981,754	53,423,191
LVIP SSGA Bond Index Fund	8,140,987	90,820,850
LVIP Western Asset Core Bond Fund	3,902,014	37,432,017

		181,676,058

Total Affiliated Investments (Cost $536,016,176)		548,245,341

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS–12.84%
Equity Funds–8.69%
Franklin Templeton Variable Insurance Products Trust–
✢Franklin Rising Dividends VIP Fund	470,275	$11,996,704
**Invesco V.I. Diversified Dividend Fund	694,198	18,312,935
Oppenheimer Main Street Small Cap
Fund VA Non-Service Shares	1,006,786	24,243,400

		54,553,039

Money Market Fund–4.15%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	26,087,424	26,087,424

		26,087,424

Total Unaffiliated Investments (Cost $76,197,400)		80,640,463

TOTAL VALUE OF SECURITIES–100.17% (Cost $612,213,576)	628,885,804
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.17%)	(1,059,831)

NET ASSETS APPLICABLE TO 64,264,129 SHARES OUTSTANDING–100.00%	$627,825,973

*	Standard Class shares.

** Series I shares.

✢ Class 1 shares.

Summary of Abbreviations:

VA–Variable Annuity

V.I.–Variable Insurance

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–5

LVIP U.S. Growth Allocation Managed Risk Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Affiliated investments, at value	$548,245,341
Unaffiliated investments, at value	80,640,463

Total investments, at value	628,885,804
Receivable for fund shares sold	306,017
Dividends receivable from investments	6,413

TOTAL ASSETS	629,198,234

LIABILITIES:
Payable for investments purchased	861,570
Due to manager and affiliates	260,175
Payable for fund shares redeemed	223,116
Other accrued expenses payable	27,400

TOTAL LIABILITIES	1,372,261

TOTAL NET ASSETS	$627,825,973

Affiliated investments, at cost	$536,016,176
Unaffiliated investments, at cost	76,197,400

Total investments, at cost	$612,213,576

Standard Class:
Net Assets	$3,774,547
Shares Outstanding	386,382
Net Asset Value Per Share	$9.769

Service Class:
Net Assets	$624,051,426
Shares Outstanding	63,877,747
Net Asset Value Per Share	$9.769

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$618,371,937
Undistributed net investment income	32,037
Accumulated net realized loss on investments	(7,250,229)
Net unrealized appreciation of investments	16,672,228

TOTAL NET ASSETS	$627,825,973

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–6

LVIP U.S. Growth Allocation Managed Risk Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from affiliated investments	$7,530,490
Dividends from unaffiliated investments	452,929

7,983,419

EXPENSES:
Management fees	3,124,819
Distribution fees-Service Class	1,111,337
Accounting and administration expenses	64,121
Professional fees	33,300
Reports and statements to shareholders	21,742
Trustees’ fees and expenses	10,624
Custodian fees	7,770
Consulting fees	4,140
Pricing fees	87
Other	1,995

4,379,935
Less management fees waived	(2,008,812)

Total operating expenses	2,371,123

NET INVESTMENT INCOME	5,612,296

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	8,346,712
Distributions from unaffiliated investments	1,608,300
Sale of affiliated investments	(2,072,927)
Sale of unaffiliated investments	(185,544)
Futures contracts	(13,176,183)

Net realized loss	(5,479,642)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	17,448,739
Unaffiliated investments	5,063,859
Futures contracts	47,264

Net change in unrealized appreciation (depreciation)	22,559,862

NET REALIZED AND UNREALIZED GAIN	17,080,220

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,692,516

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund

Statements of Changes in Net Assets

	Year Ended 12/31/16	5/1/15* to 12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,612,296	$2,338,670
Net realized loss	(5,479,642)	(187,861)
Net change in unrealized appreciation (depreciation)	22,559,862	(5,887,634)

Net increase (decrease) in net assets resulting from operations	22,692,516	(3,736,825)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(48,949)	(3,496)
Service Class	(6,432,843)	(2,525,925)
Net realized gain:
Standard Class	—	(512)
Service Class	—	(434,210)

	(6,481,792)	(2,964,143)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,675,418	354,678
Service Class	395,284,910	265,790,679
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	48,949	4,008
Service Class	6,432,843	2,960,135

	405,442,120	269,109,500

Cost of shares redeemed:
Standard Class	(313,285)	(50,556)
Service Class	(49,041,530)	(6,830,032)

	(49,354,815)	(6,880,588)

Increase in net assets derived from capital share transactions	356,087,305	262,228,912

NET INCREASE IN NET ASSETS	372,298,029	255,527,944
NET ASSETS:
Beginning of period	255,527,944	—

End of period	$627,825,973	$255,527,944

Undistributed net investment income	$32,037	$70,177

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–7

LVIP U.S. Growth Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Year Ended 12/31/16[1]	5/1/15[2] to 12/31/15

Net asset value, beginning of period	$9.507	$10.000

Income (loss) from investment operations:
Net investment income (loss)[3]	0.145	0.236
Net realized and unrealized gain (loss)	0.243	(0.600)

Total from investment operations	0.388	(0.364)

Less dividends and distributions from:
Net investment income	(0.126)	(0.113)
Net realized gain	—	(0.016)

Total dividends and distributions	(0.126)	(0.129)

Net asset value, end of period	$9.769	$9.507

Total return[4]	4.08%	(3.64% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,775	$298
Ratio of expenses to average net assets[5]	0.28%	0.31%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[5]	0.73%	0.77%
Ratio of net investment income (loss) to average net assets	1.50%	3.61%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.05%	3.15%
Portfolio turnover	15%	9%

1 Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

2 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

5 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–8

LVIP U.S. Growth Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	Year Ended 12/31/16[1]	5/1/15[2] to 12/31/15

Net asset value, beginning of period	$9.508	$10.000

Income (loss) from investment operations:
Net investment income (loss)[3]	0.120	0.219
Net realized and unrealized gain (loss)	0.243	(0.599)

Total from investment operations	0.363	(0.380)

Less dividends and distributions from:
Net investment income	(0.102)	(0.096)
Net realized gain	—	(0.016)

Total dividends and distributions	(0.102)	(0.112)

Net asset value, end of period	$9.769	$9.508

Total return[4]	3.82%	(3.80% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$624,051	$255,230
Ratio of expenses to average net assets[5]	0.53%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.98%	1.02%
Ratio of net investment income (loss) to average net assets	1.25%	3.36%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.80%	2.90%
Portfolio turnover	15%	9%

1 Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

2 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

5 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–9

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for the open tax year (year ended December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

LVIP U.S. Growth Allocation Managed Risk Fund–10

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.45% of the average daily net asset of the Fund. This agreement will continue through at least April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceeded 0.35% of the average daily net assets for the Standard Class and 0.60% for the Service Class. This agreement ended on April 30, 2016.

Effective May 1, 2016, Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund’s managed risk strategy. Prior to May 1, 2016, LIAC was responsible for day-to-day management of the entirety of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$23,968
Legal	5,166

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,788 for the year ended December 31, 2016.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,392 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$130,490
Distribution fees payable to LFD	129,685

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP U.S. Growth Allocation Managed Risk Fund–11

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2016, were as follows:

	Value 12/31/15	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/16	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$4,840,237	$5,510,829	$4,494,209	$(245,533)	$5,941,467	$42,242	$343,381
LVIP Delaware Bond Fund	36,677,316	36,987,308	19,586,717	281,302	53,423,191	1,478,547	597,451
LVIP MFS Value Fund	24,289,605	64,351,027	1,765,094	(103,662)	90,484,737	1,692,446	3,197,728
LVIP SSGA Bond Index Fund	36,699,629	58,740,328	3,023,321	(42,324)	90,820,850	1,898,228	—
LVIP SSGA S&P 500 Index Fund	34,195,251	48,115,134	2,846,684	(112,738)	84,779,041	1,618,767	988,518
LVIP SSGA Small-Mid Cap 200 Fund	2,388,653	3,619,690	900,360	(61,649)	6,070,808	127,205	262,820
LVIP T. Rowe Price Growth Stock Fund	41,800,001	53,455,170	7,088,852	(748,802)	90,181,705	86,303	1,049,053
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	21,916,933	27,447,295	8,680,963	(920,217)	41,738,733	117,483	1,783,192
LVIP Wellington Mid-Cap Value Fund	19,075,238	31,965,844	9,283,685	(105,994)	47,372,792	235,656	124,569
LVIP Western Asset Core Bond Fund*	—	39,528,296	1,064,369	(13,310)	37,432,017	233,613	—

Total	$221,882,863	$369,720,921	$58,734,254	$(2,072,927)	$548,245,341	$7,530,490	$8,346,712

*Issuer was not an investment of the Fund at December 31, 2015.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$402,363,773
Sales	63,472,003

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$615,253,784

Aggregate unrealized appreciation	$21,858,054
Aggregate unrealized depreciation	(8,226,034)

Net unrealized appreciation	$13,632,020

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default

LVIP U.S. Growth Allocation Managed Risk Fund–12

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

3. Investments (continued)

rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Affiliated Investments	$548,245,341
Unaffiliated Investments.	80,640,463

Total	$628,885,804

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2016 and the period May 1, 2015* through December 31, 2015 was as follows:

	Year Ended 12/31/16	5/1/15* to 12/31/15
Ordinary income	$6,481,792	$2,529,421
Long-term capital gains	—	434,722

Total	$6,481,792	$2,964,143

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$618,371,937
Undistributed ordinary income	32,037
Undistributed long-term capital gains	599,340
Straddle losses deferred	(4,809,361)
Net unrealized appreciation	13,632,020

Net assets	$627,825,973

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends paid and tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$831,356	$(901,533)	$70,177

LVIP U.S. Growth Allocation Managed Risk Fund–13

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	5/1/15* to
	12/31/16	12/31/15
Shares sold:
Standard Class	382,304	36,278
Service Class	41,509,255	27,239,914
Shares issued upon reinvestment of dividends and distributions:
Standard Class	4,999	420
Service Class	656,949	310,124

	42,553,507	27,586,736

Shares redeemed:
Standard Class	(32,317)	(5,302)
Service Class	(5,133,045)	(705,450)

	(5,165,362)	(710,752)

Net increase	37,388,145	26,875,984

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; and to hedge currency risks associated with the Fund’s investments.

As of December 31, 2016, the Fund had no open futures contracts.

LVIP U.S. Growth Allocation Managed Risk Fund–14

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change unrealized appreciation (depreciation) of futures contracts	$(13,176,183)	$47,264

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$150,298	$28,603,367

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP U.S. Growth Allocation Managed Risk Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP U.S. Growth Allocation Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP U.S. Growth Allocation Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP U.S. Growth Allocation Managed Risk Fund–16

LVIP U.S. Growth Allocation Managed Risk Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets (the “Risk-Managed Sleeve”) and that at least 80% of each Fund’s net assets are invested in underlying funds (the “Equity Sleeve”). The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e.,hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman Financial Risk Management LLC (“Milliman”) had been appointed sub-adviser to the Risk-Managed Sleeve of the Managed Risk Funds effective May 1, 2016 and that in June 2016, the risk-management strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk managed overlay would improve risk/return performance for investors. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar in for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board reviewed total return information provided by LIAC for the Risk-Managed Sleeve and the Equity Sleeve compared to the

LVIP U.S. Growth Allocation Managed Risk Fund–17

LVIP U.S. Growth Allocation Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

total return of a benchmark index for the one year period ended March 31, 2016. The Board also received total return information comparing the Funds’ performance to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar Moderate Allocation funds category. The Board noted that the Fund’s total return was below the return of the Morningstar category average over recent quarters. The Board considered that the Funds employ a managed risk strategy that has both a volatility management component and a capital protection component and that during periods of rising equity markets the Funds would be expected to underperform peer funds that were not risk managed similarly to the Funds. The Board also considered that the Fund commenced operations in May 2015, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was within range of the median management fee of the expense peer group giving effect to the advisory fee waiver. The Board considered that the Fund’s net expense ratio plus AFFE was below the median net expense ratio, including AFFE, of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2017 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP U.S. Growth Allocation Managed Risk Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP U.S. Growth Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 1.50 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP U.S. Growth Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP U.S. Growth Allocation Managed Risk Fund–21

LVIP Wellington Capital Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Wellington Capital Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Capital Growth Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Wellington Management Company LLP

The Fund returned 0.10% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 1000® Growth Index1, returned 7.08%.

US equities rose over the period, as measured by the S&P 500® Index2, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. A better-than-feared US corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its US growth and long-run policy rate forecasts, citing mixed US economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the Brexit vote, US stocks staged an impressive comeback in the days following. US equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the US presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third quarter GDP growth was revised slightly higher and the US housing market continued to display healthy trends. In December, the Fed raised rates by 0.25% a well-telegraphed move and only the second hike in the last decade. Returns varied by market-cap, as small- and mid-cap stocks, as measured by the Russell 2000® Index3 and S&P MidCap 400® Index4, outperformed large-cap stocks, as measured by the S&P 500 index.

Stock selection was the primary detractor from relative performance during the period, driven by weak selection in information technology, industrials, health care, and consumer staples. Sector allocation, largely the result of our bottom-up stock selection process, also detracted from relative performance during the period, primarily due to an underweight allocation to the outperforming telecommunication services sector. Modestly offsetting these negative results were overweight allocations to the outperforming industrials and financials sectors.

Top detractors from relative performance during the period included Regeneron Pharmaceuticals (health care), Allergan (health care) and Illumina (health care). Allergan, a pharmaceutical company, suffered after a proposed merger with Pfizer was blocked by US regulators, despite the company’s robust product pipeline. We added to our position on weakness over the course of the year.

Top contributors to relative performance included Netflix (consumer discretionary), CVS Health (consumer staples), and Amazon.com (consumer discretionary). We exited our position in CVS Health, midway through 2016. We felt rising risks stemming from drug price pressures and customer concentration outweighed the stock’s remaining upside potential.

From a sector perspective, financials was our largest overweight at the end of the period. We ended the period with our largest underweights in health care, materials, consumer staples.

The Fund did not utilize derivatives during the period.

As we look ahead into 2017, we see rising geopolitical risks including growing support for protectionist policies and a significant increase in Chinese indebtedness. While these risks create potential downside scenarios that we continue to closely monitor, we do not see clear excesses in the US economy. Our base case for the US remains one of strengthening moderate growth. President elect Trump’s stated policy agenda should support investment, growth, and low but rising interest rates in an otherwise healthy economy. In the EU and Japan, we expect supportive fiscal and monetary policy to continue.

Given the persistence of a low growth global environment and significant political uncertainty, we have maintained the portfolio’s exposure to quality growth companies benefiting from secular trends and long-cycle growth. Supported by strong barriers to entry, we believe these companies can outgrow the broader market through the coming years. We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that this time-tested process will continue to yield a portfolio of stocks that is well-positioned to outperform.

Portfolio Manager:

Wellington Management Company LLP: Andrew J. Shilling, CFA

Wellington Management Company LLP, is a SEC-registered investment adviser and an independent and unaffiliated sub-adviser to Lincoln Investment Advisors Corporation.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Wellington Capital Growth Fund–1

LVIP Wellington Capital Growth Fund

2016 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Capital Growth Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,666. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $22,266. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16
Standard Class Shares
One Year	+ 0.10%
Five Years	+ 14.59%
Ten Years	+ 7.00%
Service Class Shares
One Year	– 0.15%
Five Years	+ 14.30%
Inception (4/30/07)	+ 6.60%

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

3.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

4.	The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held common stocks.

LVIP Wellington Capital Growth Fund–2

LVIP Wellington Capital Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life}) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,010.20	0.75%	$3.79
Service Class Shares	1,000.00	1,008.90	1.00%	5.05
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.75%	$3.81
Service Class Shares	1,000.00	1,020.11	1.00%	5.08

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Wellington Capital Growth Fund–3

LVIP Wellington Capital Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.89%

Aerospace & Defense	2.38%
Beverages	4.06%
Biotechnology	1.51%
Building Products	0.96%
Capital Markets	3.66%
Chemicals	1.15%
Electrical Equipment	1.47%
Electronic Equipment, Instruments & Components	1.68%
Equity Real Estate Investment Trusts	2.71%
Food Products	1.53%
Health Care Equipment & Supplies	3.66%
Health Care Providers & Services	1.48%
Health Care Technology	0.68%
Hotels, Restaurants & Leisure	2.65%
Household Durables	1.77%
Insurance	2.71%
Internet & Direct Marketing Retail	7.30%
Internet Software & Services	10.35%
IT Services	10.66%
Life Sciences Tools & Services	1.04%
Machinery	0.46%
Personal Products	1.52%
Pharmaceuticals	4.52%
Professional Services	6.42%
Road & Rail	1.36%
Software	8.18%
Specialty Retail	7.51%
Technology Hardware, Storage & Peripherals	3.38%
Textiles, Apparel & Luxury Goods	1.90%
Trading Companies & Distributors	1.23%

Money Market Fund	0.14%

Total Value of Securities	100.03%

Liabilities Net of Receivables and Other Assets	(0.03%	)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Alphabet Class C	5.02%
Amazon.com	3.80%
Facebook Class A	3.54%
Home Depot	3.48%
Apple	3.38%
Bristol-Myers Squibb	2.83%
Mastercard Class A	2.73%
Netflix	2.29%
Visa Class A	2.27%
Edwards Lifesciences	1.74%

Total	31.08%

IT–Information Technology

LVIP Wellington Capital Growth Fund–4

LVIP Wellington Capital Growth Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.89%
Aerospace & Defense–2.38%
Lockheed Martin	23,554	$5,887,087
Northrop Grumman	18,425	4,285,287

		10,172,374

Beverages–4.06%
Constellation Brands Class A	34,911	5,352,205
†Monster Beverage	161,463	7,159,269
PepsiCo	46,161	4,829,825

		17,341,299

Biotechnology–1.51%
†Celgene	19,425	2,248,444
†Regeneron Pharmaceuticals	11,398	4,184,092

		6,432,536

Building Products–0.96%
Fortune Brands Home & Security	76,903	4,111,234

		4,111,234

Capital Markets–3.66%
Intercontinental Exchange	103,525	5,840,881
MarketAxess Holdings	31,196	4,583,316
MSCI	52,229	4,114,601
TD Ameritrade Holding	24,670	1,075,612

		15,614,410

Chemicals–1.15%
Sherwin-Williams	18,294	4,916,330

		4,916,330

Electrical Equipment–1.47%
AMETEK	128,989	6,268,865

		6,268,865

Electronic Equipment, Instruments & Components–1.68%
CDW	137,364	7,155,291

		7,155,291

Equity Real Estate Investment Trusts–2.71%
American Tower	62,866	6,643,679
Public Storage	22,117	4,943,149

		11,586,828

Food Products–1.53%
Mondelez International	147,667	6,546,078

		6,546,078

Health Care Equipment & Supplies–3.66%
†ABIOMED	20,840	2,348,251
†Edwards Lifesciences	79,236	7,424,413
Medtronic	81,813	5,827,540

		15,600,204

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services–1.48%
UnitedHealth Group	39,428	$6,310,057

		6,310,057

Health Care Technology–0.68%
†Cerner	61,389	2,907,997

		2,907,997

Hotels, Restaurants & Leisure–2.65%
Hilton Worldwide Holdings	156,853	4,266,402
Las Vegas Sands	82,842	4,424,591
Starbucks	47,093	2,614,603

		11,305,596

Household Durables–1.77%
DR Horton	136,205	3,722,483
Lennar Class A	88,903	3,816,606

		7,539,089

Insurance–2.71%
†Markel	6,465	5,847,593
Marsh & McLennan	84,471	5,709,395

		11,556,988

Internet & Direct Marketing Retail–7.30%
†Amazon.com	21,624	16,215,189
†Netflix	78,973	9,776,857
†Priceline Group	3,538	5,186,920

		31,178,966

Internet Software & Services–10.35%
†Alibaba Group Holding ADR	51,818	4,550,139
†Alphabet Class C	27,790	21,448,878
†Facebook Class A	131,267	15,102,268
†Zillow Group Class C	84,283	3,073,801

		44,175,086

IT Services–10.66%
Alliance Data Systems	28,078	6,415,823
†FleetCor Technologies	41,879	5,926,716
Global Payments	78,826	5,471,313
Mastercard Class A	112,682	11,634,417
†PayPal Holdings	160,800	6,346,776
Visa Class A	124,358	9,702,411

		45,497,456

Life Sciences Tools & Services–1.04%
†Illumina	34,640	4,435,306

		4,435,306

Machinery–0.46%
Snap-on	11,437	1,958,815

		1,958,815

LVIP Wellington Capital Growth Fund–5

LVIP Wellington Capital Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Personal Products–1.52%
Estee Lauder Class A	84,929	$6,496,219

		6,496,219

Pharmaceuticals–4.52%
Allergan	34,324	7,208,383
Bristol-Myers Squibb	206,830	12,087,145

		19,295,528

Professional Services–6.42%
Equifax	54,068	6,392,460
†IHS Markit	164,724	5,832,877
Nielsen Holdings	119,535	5,014,493
†TransUnion	157,565	4,873,485
†Verisk Analytics Class A	65,423	5,310,385

		27,423,700

Road & Rail–1.36%
JB Hunt Transport Services	37,930	3,681,865
Kansas City Southern	25,118	2,131,262

		5,813,127

Software–8.18%
†Adobe Systems	65,529	6,746,211
†Autodesk	67,015	4,959,780
Microsoft	104,765	6,510,097
†salesforce.com	85,467	5,851,071
†ServiceNow	89,800	6,675,732
†Workday Class A	63,375	4,188,454

		34,931,345

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail–7.51%
†AutoZone	5,519	$4,358,851
Home Depot	110,690	14,841,315
Lowe’s	49,161	3,496,330
†O’Reilly Automotive	15,562	4,332,616
Ross Stores	76,347	5,008,363

		32,037,475

Technology Hardware, Storage & Peripherals–3.38%
Apple	124,739	14,447,271

		14,447,271

Textiles, Apparel & Luxury Goods–1.90%
NIKE Class B	81,046	4,119,568
†Under Armour Class C	159,224	4,007,668

		8,127,236

Trading Companies & Distributors–1.23%
Fastenal	111,920	5,258,002

		5,258,002

Total Common Stock (Cost $320,582,654)		426,440,708

MONEY MARKET FUND–0.14%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	581,168	581,168

Total Money Market Fund (Cost $581,168)		581,168

TOTAL VALUE OF SECURITIES–100.03% (Cost $321,163,822)	427,021,876
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(130,202)

NET ASSETS APPLICABLE TO 12,043,758 SHARES OUTSTANDING–100.00%	$426,891,674

NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND STANDARD CLASS ($128,537,283 / 3,578,244 Shares)	$35.922

NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND SERVICE CLASS ($298,354,391 / 8,465,514 Shares)	$35.244

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$296,560,464
Accumulated net realized gain on investments	24,473,156
Net unrealized appreciation of investments	105,858,054

Total net assets	$426,891,674

†	Non-income producing for the period.

«	Includes $51,802 payable for fund shares redeemed and $315,802 due to manager and affiliates as of December 31, 2016.

LVIP Wellington Capital Growth Fund–6

LVIP Wellington Capital Growth Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–7

LVIP Wellington Capital Growth Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$3,642,653

EXPENSES:
Management fees	3,014,465
Distribution fees-Service Class	765,902
Accounting and administration expenses	108,358
Reports and statements to shareholders	73,207
Professional fees	34,303
Trustees’ fees and expenses	11,693
Custodian fees	6,626
Consulting fees	1,965
Pricing fees	233
Other	9,435

Total operating expenses	4,026,187

NET INVESTMENT LOSS	(383,534)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	25,246,614
Net change in unrealized appreciation (depreciation) of investments	(24,537,839)

NET REALIZED AND UNREALIZED GAIN	708,775

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$325,241

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(383,534)	$(87,411)
Net realized gain	25,246,614	36,011,390
Net change in unrealized appreciation (depreciation)	(24,537,839)	4,631,795

Net increase in net assets resulting from operations	325,241	40,555,774

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain:
Standard Class	(10,638,772)	(19,621,459)
Service Class	(25,160,907)	(46,446,517)

	(35,799,679)	(66,067,976)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,693,856	7,252,098
Service Class	23,636,050	33,779,244
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	10,638,772	19,621,459
Service Class	25,160,907	46,446,517

	67,129,585	107,099,318

Cost of shares redeemed:
Standard Class	(15,461,797)	(17,688,856)
Service Class	(43,581,963)	(63,759,235)

	(59,043,760)	(81,448,091)

Increase in net assets derived from capital share transactions	8,085,825	25,651,227

NET INCREASE (DECREASE) IN NET ASSETS	(27,388,613)	139,025
NET ASSETS:
Beginning of year	454,280,287	454,141,262

End of year	$426,891,674	$454,280,287

Distributions in excess of net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–8

LVIP Wellington Capital Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$38.974	$41.894	$37.738	$27.748	$23.305

Income from investment operations:
Net investment income[1]	0.033	0.066	0.083	0.049	0.042
Net realized and unrealized gain	0.102	3.557	4.211	9.941	4.401

Total from investment operations	0.135	3.623	4.294	9.990	4.443

Less dividends and distributions from:
Net investment income	—	—	(0.073)	—	—
Net realized gain	(3.187)	(6.543)	(0.065)	—	—

Total dividends and distributions	(3.187)	(6.543)	(0.138)	—	—

Net asset value, end of period	$35.922	$38.974	$41.894	$37.738	$27.748

Total return[2]	0.10%	9.42%	11.37%	36.00%	19.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$128,537	$136,262	$134,373	$130,399	$104,645
Ratio of expenses to average net assets	0.75%	0.74%	0.74%	0.76%	0.78%
Ratio of net investment income to average net assets	0.09%	0.16%	0.21%	0.15%	0.16%
Portfolio turnover	31%	33%	45%	47%	64%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–9

LVIP Wellington Capital Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13		12/31/12

Net asset value, beginning of period	$38.390	$41.459	$37.377	$27.551		$23.197

Income (loss) from investment operations:
Net investment loss[1]	(0.060)	(0.040)	(0.015)	(0.032)		(0.025)
Net realized and unrealized gain	0.101	3.514	4.162	9.858		4.379

Total from investment operations	0.041	3.474	4.147	9.826		4.354

Less dividends and distributions from:
Net realized gain	(3.187)	(6.543)	(0.065)	—		—

Total dividends and distributions	(3.187)	(6.543)	(0.065)	—		—

Net asset value, end of period	$35.244	$38.390	$41.459	$37.377		$27.551

Total return[2]	(0.15% )	9.15%	11.09%	35.66%		18.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$298,355	$318,018	$319,768	$326,361		$274,248
Ratio of expenses to average net assets	1.00%	0.99%	0.99%	1.01%		1.03%
Ratio of net investment loss to average net assets	(0.16% )	(0.09% )	(0.04% )	(0.10%	)	(0.09%	)
Portfolio turnover	31%	33%	45%	47%		64%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–10

LVIP Wellington Capital Growth Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Capital Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Taxable non-cash dividends are recorded as dividend income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Wellington Capital Growth Fund–11

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $1,941 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $100 million of the average daily net assets of the Fund; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the average daily net assets of the Fund in excess of $1 billion.

Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$22,894
Legal	5,665

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $63,732 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$252,056
Distribution fees payable to LFD	63,746

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$134,292,275
Sales	161,574,308

LVIP Wellington Capital Growth Fund–12

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$321,515,980

Aggregate unrealized appreciation	$113,334,498
Aggregate unrealized depreciation	(7,828,602)

Net unrealized appreciation	$105,505,896

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Common Stock	$426,440,708
Money Market Fund	581,168

Total	$427,021,876

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$32,057	$236,844
Long-term capital gains	35,767,622	65,831,132

Total	$35,799,679	$66,067,976

LVIP Wellington Capital Growth Fund–13

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$296,560,464
Undistributed long-term capital gains	24,825,314
Net unrealized appreciation	105,505,896

Net assets	$426,891,674

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, redesignation of dividends and distributions and return of capital from investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$383,534	$(338,362)	$(45,172)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	204,401	175,596
Service Class	652,774	807,725
Shares issued upon reinvestment of dividends and distributions:
Standard Class	287,247	528,396
Service Class	691,899	1,268,961

	1,836,321	2,780,678

Shares redeemed:
Standard Class	(409,670)	(415,182)
Service Class	(1,163,130)	(1,505,524)

	(1,572,800)	(1,920,706)

Net increase	263,521	859,972

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Wellington Capital Growth Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Wellington Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Wellington Capital Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wellington Capital Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Wellington Capital Growth Fund–15

LVIP Wellington Capital Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
99.91%	0.09%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Wellington Capital Growth Fund–16

LVIP Wellington Capital Growth Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were the same as the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund and the LVIP Wellington Mid-Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreements. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Funds, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP Wellington Capital Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one, five and ten year periods and above the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the LVIP Wellington Capital Growth Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that the subadvisory fee charged to the Fund was higher than the fees charged to other registered investment companies sub-advised by Wellington. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and in light of the scope and quality of the services provided. The Board considered that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research with soft dollars that may be used for the benefit of other clients of Wellington.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Wellington Capital Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Wellington Capital Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Wellington Capital Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Wellington Capital Growth Fund–20

LVIP Wellington Mid-Cap Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Wellington Mid-Cap Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Mid-Cap Value Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Wellington Management Company LLP

The Fund returned 13.07% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2016, while its benchmark, the Russell 2500TM Value Index1 returned 25.20%.

US equities rose over the period, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks moved in virtual lockstep with the price of oil as fears of a recession weighed on investors’ minds. However, equities surged in late February and March as stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. Better-than-feared US corporate earnings and an encouraging economic backdrop helped sustain the rally. US equities continued to climb in July but remained essentially flat for the remainder of the quarter. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the US presidential election. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging. In December, the Fed raised rates by 0.25% in a well-telegraphed move.

Stock selection was the primary detractor from relative performance during the period, driven by the consumer discretionary, industrials, and materials sectors. Stronger selection in consumer staples and utilities sectors modestly offset these results. Sector allocation, a fall out of our bottom-up stock selection process, was additive to performance. An underweight allocation to real estate, and overweight allocations to energy and materials aided relative results.

Top detractors from benchmark relative performance included Performance Sports (consumer discretionary), Norwegian Cruise Lines (consumer discretionary), and Hertz (industrials). Among the top contributors to relative performance were Comerica (financials), Microsemi (IT), and Zions Bancorporation (financials).

From a positioning perspective, information technology is our largest overweight, followed by materials and energy. We ended the period most underweight real estate, health care, and utilities.

Unlike 2016, we enter 2017 with a strong consensus around continued economic expansion. Wellington’s macro group projects stronger global growth, higher inflation, and three more Fed rate hikes in 2017. There is good economic momentum currently, but whether it is sustained will depend on the details of new policy, the trajectory of interest rates, the reaction of foreign governments and currency markets, and the obvious risks of a Trump presidency remaining controlled. The benefits from fiscal stimulus or tax reform will likely have more impact in 2018 and beyond, thus there is risk of some transitional disappointment in 2017. We acknowledge more uncertainty than usual as we try and project forward earnings for our portfolio companies, considering the possibilities of trade policy, corporate tax reform, likely continued upward pressure on the dollar, and tighter labor markets. For now we believe our pro-cyclical positioning remains appropriate given the pro-U.S. growth priorities of the new administration, but we will need to be flexible as policy details emerge. If we do a good job identifying the winners and losers, we should have great opportunity to provide positive portfolio alpha. We thank you for your patience during a challenging 2016 and look forward to producing better relative results going forward.

Wellington Management Company LLP: James N. Mordy

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/06 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Mid-Cap Value Fund Standard Class shares on 12/31/06. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,364. For comparison, look at how the Russell 2500TM Value Index did over the same period. The same $10,000 investment would have increased to $19,566. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/16

Standard Class Shares

One Year	+ 13.07%

Five Years	+ 14.96%

Ten Years	+ 6.83%

Service Class Shares

One Year	+ 12.78%

Five Years	+ 14.67%

Inception (4/30/07)	+ 5.64%

1.	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Wellington Mid-Cap Value Fund–1

LVIP Wellington Mid-Cap Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2016 to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual
Standard Class Shares	$1,000.00	$1,117.50	0.88%	$4.68
Service Class Shares	1,000.00	1,116.10	1.13%	6.01
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.71	0.88%	$4.47
Service Class Shares	1,000.00	1,019.46	1.13%	5.74

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Wellington Mid-Cap Value Fund–2

LVIP Wellington Mid-Cap Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.45%

Aerospace & Defense	1.60%
Auto Components	1.41%
Banks	12.67%
Building Products	1.32%
Capital Markets	1.22%
Chemicals	6.26%
Communications Equipment	2.40%
Containers & Packaging	1.79%
Electric Utilities	2.55%
Electrical Equipment	2.94%
Electronic Equipment, Instruments & Components	3.71%
Energy Equipment & Services	0.26%
Equity Real Estate Investment Trusts	7.60%
Food Products	2.22%
Gas Utilities	2.50%
Health Care Providers & Services	2.64%
Hotels, Restaurants & Leisure	1.55%
Household Durables	2.76%
Insurance	9.00%
IT Services	1.45%
Media	2.50%
Oil, Gas & Consumable Fuels	8.39%
Paper & Forest Products	1.38%
Pharmaceuticals	0.79%
Professional Services	1.19%
Road & Rail	3.51%
Semiconductors & Semiconductor Equipment	5.86%
Software	1.33%
Specialty Retail	0.92%
Textiles, Apparel & Luxury Goods	1.32%
Thrifts & Mortgage Finance	0.89%
Trading Companies & Distributors	1.81%
Wireless Telecommunication Services	0.71%

Money Market Fund	1.57%

Total Value of Securities	100.02%

Liabilities Net of Receivables and Other Assets	(0.02%)

Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Comerica	3.12%
Diamondback Energy	2.92%
Microsemi	2.82%
Zions Bancorporation	2.79%
Reinsurance Group of America	2.74%
Arrow Electronics	2.61%
UGI	2.50%
Newfield Exploration	1.93%
Xl Group	1.91%
Methanex	1.91%

Total	25.25%

IT–Information Technology

LVIP Wellington Mid-Cap Value Fund–3

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets

December 31, 2016

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.45%
Aerospace & Defense–1.60%
†Moog Class A	45,148	$2,965,321

		2,965,321

Auto Components–1.41%
Goodyear Tire & Rubber	84,382	2,604,872

		2,604,872

Banks–12.67%
Bank of the Ozarks	46,149	2,426,976
BankUnited	51,733	1,949,817
Comerica	84,745	5,771,982
IBERIABANK	31,279	2,619,616
MB Financial	43,090	2,035,141
South State	23,937	2,092,094
Sterling Bancorp	38,960	911,664
†Western Alliance Bancorp	9,510	463,232
Zions Bancorporation	119,948	5,162,562

		23,433,084

Building Products–1.32%
Sanwa Holdings	255,444	2,436,963

		2,436,963

Capital Markets–1.22%
MSCI	11,419	899,589
Raymond James Financial	19,558	1,354,783

		2,254,372

Chemicals–6.26%
Cabot	32,469	1,640,983
Celanese Class A	38,937	3,065,899
CF Industries Holdings	48,459	1,525,489
Methanex	80,598	3,530,192
Westlake Chemical	32,485	1,818,835

		11,581,398

Communications Equipment–2.40%
†CommScope Holding	50,267	1,869,932
Harris	25,117	2,573,739

		4,443,671

Containers & Packaging–1.79%
Bemis	47,218	2,257,965
†Crown Holdings	19,963	1,049,455

		3,307,420

Electric Utilities–2.55%
Alliant Energy	79,692	3,019,530
Great Plains Energy	62,314	1,704,288

		4,723,818

Electrical Equipment–2.94%
†Generac Holdings	41,645	1,696,617
Hubbell	17,688	2,064,190

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment (continued)
†Sensata Technologies Holding	42,846	$1,668,852

		5,429,659

Electronic Equipment, Instruments & Components–3.71%
†Arrow Electronics	67,747	4,830,361
†Keysight Technologies	55,312	2,022,760

		6,853,121

Energy Equipment & Services–0.26%
†Trican Well Service	137,909	472,485

		472,485

Equity Real Estate Investment Trusts–7.60%
American Assets Trust	23,989	1,033,446
Equity LifeStyle Properties	31,862	2,297,250
Extra Space Storage	17,352	1,340,268
Forest City Realty Trust	31,828	663,296
LaSalle Hotel Properties	70,375	2,144,326
Life Storage	17,621	1,502,366
PS Business Parks	26,754	3,117,376
STORE Capital	79,336	1,960,393

		14,058,721

Food Products–2.22%
Ingredion	12,340	1,542,006
†Post Holdings	31,879	2,562,753

		4,104,759

Gas Utilities–2.50%
UGI	100,128	4,613,898

		4,613,898

Health Care Providers & Services–2.64%
†Acadia Healthcare	43,170	1,428,927
†Brookdale Senior Living	79,571	988,272
†Envision Healthcare	38,970	2,466,406

		4,883,605

Hotels, Restaurants & Leisure–1.55%
Bloomin’ Brands	25,142	453,310
†Norwegian Cruise Line Holdings	56,825	2,416,767

		2,870,077

Household Durables–2.76%
DR Horton	47,406	1,295,606
Lennar	61,228	2,628,518
†Toll Brothers	38,178	1,183,518

		5,107,642

Insurance–9.00%
Assurant	17,486	1,623,750
CNO Financial Group	100,705	1,928,501
Hanover Insurance Group	18,486	1,682,411
Reinsurance Group of America	40,243	5,063,777
Unum Group	64,189	2,819,823

LVIP Wellington Mid-Cap Value Fund–4

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Xl Group	94,767	$3,531,018

		16,649,280

IT Services–1.45%
Booz Allen Hamilton Holding	74,080	2,672,066

		2,672,066

Media–2.50%
Interpublic Group	78,788	1,844,427
John Wiley & Sons Class A	32,100	1,749,450
Quebecor Class B	36,727	1,020,855

		4,614,732

Oil, Gas & Consumable Fuels–8.39%
†Cobalt International Energy	146,063	178,197
Delek U.S. Holdings	54,600	1,314,222
†Diamondback Energy	53,426	5,399,232
†Energen	38,756	2,235,058
HollyFrontier	16,857	552,235
†Newfield Exploration	88,122	3,568,941
†QEP Resources	123,466	2,273,009

		15,520,894

Paper & Forest Products–1.38%
†Louisiana-Pacific	134,986	2,555,285

		2,555,285

Pharmaceuticals–0.79%
†Endo International	88,842	1,463,228

		1,463,228

Professional Services–1.19%
†IHS Markit	62,147	2,200,625

		2,200,625

Road & Rail–3.51%
†Genesee & Wyoming	43,855	3,043,976
Knight Transportation	84,078	2,778,778
Ryder System	8,914	663,558

		6,486,312

Semiconductors & Semiconductor Equipment–5.86%
†Microsemi	96,769	5,222,623
†Qorvo	53,199	2,805,183
Silicon Motion Technology ADR	66,227	2,813,323

		10,841,129

Software–1.33%
SS&C Technologies Holdings	76,636	2,191,790
†Verint Systems	7,567	266,737

		2,458,527

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail–0.92%
DSW Class A	75,280	$1,705,092

		1,705,092

Textiles, Apparel & Luxury Goods–1.32%
†Global Brands Group Holding	18,340,578	2,436,107

		2,436,107

Thrifts & Mortgage Finance–0.89%
Provident Financial Services	58,463	1,654,503

		1,654,503

Trading Companies & Distributors–1.81%
†Herc Holdings	1,655	66,451
†NOW	64,716	1,324,737
†WESCO International	29,284	1,948,850

		3,340,038

Wireless Telecommunication Services–0.71%
Millicom International Cellular SDR	30,684	1,311,141

		1,311,141

Total Common Stock (Cost $142,016,764)		182,053,845

MONEY MARKET FUND–1.57%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	2,895,774	2,895,774

Total Money Market Fund (Cost $2,895,774)		2,895,774

LVIP Wellington Mid-Cap Value Fund–5

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.02% (Cost $144,912,538)	$184,949,619
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(28,978)

NET ASSETS APPLICABLE TO 7,349,092 SHARES OUTSTANDING–100.00%	$184,920,641

NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND STANDARD CLASS ($93,906,450 / 3,726,432 Shares)	$25.200

NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND SERVICE CLASS ($91,014,191 / 3,622,660 Shares)	$25.124

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$143,340,651
Accumulated net realized gain on investments	1,542,967
Net unrealized appreciation of investments	40,037,023

Total net assets	$184,920,641

†	Non-income producing for the period.

«	Includes $365,173 payable for securities purchased, $145,452 due to manager and affiliates, and $109,983 payable for fund shares redeemed as of December 31, 2016.

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

SDR–Special Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–6

LVIP Wellington Mid-Cap Value Fund

Statement of Operations

Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends	$2,285,139
Foreign tax withheld	(30,072)

2,255,067

EXPENSES:
Management fees	1,374,752
Distribution fees-Service Class	207,036
Accounting and administration expenses	39,365
Professional fees	32,944
Custodian fees	31,527
Reports and statements to shareholders	25,443
Trustees’ fees and expenses	4,105
Consulting fees	1,781
Pricing fees	1,615
Other	1,125

1,719,693
Less management fees waived	(31,980)

Total operating expenses	1,687,713

NET INVESTMENT INCOME	567,354

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Investments	4,040,928
Foreign currencies	1,806
Foreign currency exchange contracts	826

Net realized gain	4,043,560

Net change in unrealized appreciation (depreciation) of:
Investments	17,392,594
Foreign currencies	209
Foreign currency exchange contracts	433

Net change in unrealized appreciation (depreciation)	17,393,236

NET REALIZED AND UNREALIZED GAIN	21,436,796

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,004,150

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/16	12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$567,354	$164,547
Net realized gain	4,043,560	7,896,794
Net change in unrealized appreciation (depreciation)	17,393,236	(11,368,187)

Net increase (decrease) in net assets resulting from operations	22,004,150	(3,306,846)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(454,444)	(358,241)
Service Class	(230,162)	(147,891)
Net realized gain on investments:
Standard Class	(259,160)	—
Service Class	(265,986)	—

	(1,209,752)	(506,132)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	41,963,871	28,199,510
Service Class	18,504,268	16,401,151
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	713,604	358,241
Service Class	496,148	147,891

	61,677,891	45,106,793

Cost of shares redeemed:
Standard Class	(18,140,316)	(7,591,893)
Service Class	(17,862,009)	(77,641,417)

	(36,002,325)	(85,233,310)

Increase (decrease) in net assets derived from capital share transactions	25,675,566	(40,126,517)

NET INCREASE (DECREASE) IN NET ASSETS	46,469,964	(43,939,495)
NET ASSETS:
Beginning of year	138,450,677	182,390,172

End of year	$184,920,641	$138,450,677

Distributions in excess of net investment income	$—	$(5,362)

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–7

LVIP Wellington Mid-Cap Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$22.460	$22.964	$21.273	$15.896	$12.855

Income (loss) from investment operations:
Net investment income[1]	0.111	0.068	0.085	0.062	0.114
Net realized and unrealized gain (loss)	2.823	(0.418)	1.677	5.357	2.984

Total from investment operations	2.934	(0.350)	1.762	5.419	3.098

Less dividends and distributions from:
Net investment income	(0.121)	(0.154)	(0.071)	(0.042)	(0.057)
Net realized gain	(0.073)	—	—	—	—

Total dividends and distributions	(0.194)	(0.154)	(0.071)	(0.042)	(0.057)

Net asset value, end of period	$25.200	$22.460	$22.964	$21.273	$15.896

Total return[2]	13.07%	(1.52% )	8.29%	34.15%	24.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$93,907	$58,589	$39,097	$35,212	$50,386
Ratio of expenses to average net assets	0.92%	0.96%	0.94%	1.00%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.94%	0.97%	0.95%	1.01%	1.05%
Ratio of net investment income to average net assets	0.48%	0.29%	0.38%	0.34%	0.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.46%	0.28%	0.37%	0.33%	0.76%
Portfolio turnover	50%	45%	40%	56%	56%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–8

LVIP Wellington Mid-Cap Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Mid-Cap Value Fund Service Class
	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$22.400	$22.843	$21.171	$15.860	$12.827

Income (loss) from investment operations:
Net investment income[1]	0.053	0.009	0.029	0.017	0.077
Net realized and unrealized gain (loss)	2.808	(0.412)	1.668	5.336	2.976

Total from investment operations	2.861	(0.403)	1.697	5.353	3.053

Less dividends and distributions from:
Net investment income	(0.064)	(0.040)	(0.025)	(0.042)	(0.020)
Net realized gain	(0.073)	—	—	—	—

Total dividends and distributions	(0.137)	(0.040)	(0.025)	(0.042)	(0.020)

Net asset value, end of period	$25.124	$22.400	$22.843	$21.171	$15.860

Total return[2]	12.78%	(1.76% )	8.02%	33.82%	23.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,014	$79,862	$143,293	$77,486	$62,511
Ratio of expenses to average net assets	1.17%	1.21%	1.19%	1.25%	1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.19%	1.22%	1.20%	1.26%	1.30%
Ratio of net investment income to average net assets	0.23%	0.04%	0.13%	0.09%	0.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.21%	0.03%	0.12%	0.08%	0.51%
Portfolio turnover	50%	45%	40%	56%	56%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–9

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Mid-Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2016 and for all open tax years (years ended December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Wellington Mid-Cap Value Fund–10

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Taxable non-cash dividends are recorded as dividend income. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $1,521 for the year ended December 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2016.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. Effective October 1, 2016, the waiver amount is 0.09% of the first $100 million of the Fund’s average daily net assets. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC. Prior to October 1, 2016, the waiver was 0.05% of the first $25 million of the Fund’s average daily net assets.

Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$8,162
Legal	1,998

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,467 for the year ended December 31, 2016.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

LVIP Wellington Mid-Cap Value Fund–11

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$125,914
Distribution fees payable to LFD	19,538

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$102,823,870
Sales	79,696,150

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purpose for the Fund were as follows:

Cost of investments	$147,469,263

Aggregate unrealized appreciation	$45,793,605
Aggregate unrealized depreciation	(8,313,249)

Net unrealized appreciation	$37,480,356

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

Level 1
Common Stock	$182,053,845
Money Market Fund	2,895,774

Total	$184,949,619

During the year ended December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at December 31, 2016. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Wellington Mid-Cap Value Fund–12

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	12/31/16	12/31/15
Ordinary income	$571,056	$505,004
Long-term capital gain	638,696	1,128

Total	$1,209,752	$506,132

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$143,340,651
Undistributed long-term capital gains	4,099,692
Net unrealized appreciation	37,480,298

Net assets	$184,920,641

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions and tax treatment of passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$122,614	$(122,614)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/16	12/31/15
Shares sold:
Standard Class	1,857,194	1,210,705
Service Class	815,956	701,812
Shares issued upon reinvestment of dividends and distributions:
Standard Class	28,443	16,082
Service Class	20,224	6,731

	2,721,817	1,935,330

Shares redeemed:
Standard Class	(767,781)	(320,744)
Service Class	(778,873)	(3,416,141)

	(1,546,654)	(3,736,885)

Net increase (decrease)	1,175,163	(1,801,555)

LVIP Wellington Mid-Cap Value Fund–13

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

No foreign currency exchange contracts were outstanding at December 31, 2016.

During the year ended December 31, 2016, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$826	$433

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$14,778	$51,834

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

LVIP Wellington Mid-Cap Value Fund–14

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2016, there were no Rule 144A securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Wellington Mid-Cap Value Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Wellington Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Wellington Mid-Cap Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wellington Mid-Cap Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Wellington Mid-Cap Value Fund–16

LVIP Wellington Mid-Cap Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
47.20%	52.80%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 23-24 and September 12-13, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund (service class for the LVIP Baron Growth Opportunities Fund) compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2016. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Wellington Mid-Cap Value Fund–17

LVIP Wellington Mid-Cap Value Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $100 million through April 30, 2018. The Board noted that the investment management fees for the Fund, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund and the LVIP Wellington Mid-Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreements. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Funds, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP Wellington Mid-Cap Value Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500® Value TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year period, below the median return of the Morningstar peer group and above the benchmark index for the three year period, the same as the median return of the Morningstar peer group and above the benchmark index for the five year period and above the median return of the Morningstar peer group and the benchmark index for the ten year period. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board noted that the subadvisory fee schedule for the LVIP Wellington Mid-Cap Value Fund, which contains breakpoints, was higher than or within range of the fees charged to other registered investment companies sub-advised by Wellington. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and in light of the scope and quality of the services provided. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research with soft dollars that may be used for the benefit of other clients of Wellington.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Wellington Mid-Cap Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Wellington Mid-Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Wellington Mid-Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Wellington Mid-Cap Value Fund–21

LVIP Western Asset Core Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2016

LVIP Western Asset Core Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Western Asset Core Bond Fund

2016 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Western Asset Management Company

The Fund returned (3.32%) (Standard Class shares with distributions reinvested) for the period July 14, 2016 (commencement of operations) through December 31, 2016, while its benchmark, Bloomberg Barclays Capital U.S. Aggregate Bond Index1, returned (2.84%) during the same period.

The overall fixed income market experienced periods of volatility and generated negative results over the five months ended December 31, 2016. U.S. Treasury yields moved sharply higher and most segments of the fixed income market generated negative total returns, especially during the 4th quarter. This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from the Trump administration. The yield for the ten-year Treasury started the reporting period at 1.46% and ended the period at 2.45%. Most spreads sectors (non-Treasuries), however, generated positive excess returns versus Treasuries as their spreads tightened over the reporting period. For the first time in a year the Fed raised rates in December 2016. The U.S. central bank also indicated that it may institute more rate hikes in 2017 than it had previously projected.

The largest contributor to the Fund’s relative performance during the reporting period was our yield curve positioning. Specifically, an overweight to longer dated securities, was beneficial as the yield curve flattened, with intermediate rates rising more than long term rates. An out-of-benchmark allocation to Treasury Inflation-Protected Securities (“TIPS”) contributed to results based on increased inflation expectations in the market following the November 2016 election. The Fund’s overweight exposure to, and security selection of investment-grade corporate bonds was additive to results as their spreads tightened. The Fund’s out-of-benchmark allocation to non-agency mortgage-backed securities (“MBS”) and overweight allocation to commercial mortgage-backed securities were both additive as their spreads tightened.

The largest detractor from the Fund’s relative performance was its long duration position as rates rose over the reporting period. An underweight exposure to agency MBS was also negative for results as agency MBS spreads narrowed during the reporting period.

Portfolio Managers:
Western Asset Management Company:	John Bellows
Carl L. Eichstaedt
S. Kenneth Leech
Mark S. Lindbloom
Julien Scholnick

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/14/16 through 12/31/16

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Western Asset Core Bond Fund on 7/14/16 (commencement of operations). As the chart shows, by 12/31/16, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,688 for the Standard Class shares and to $9,656 for the Service Class shares. For comparison, look at how the Bloomberg Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have decreased to $9,716. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/16
Standard Class Shares
Inception (7/14/16)	– 3.32%
Service Class Shares
Inception (7/14/16)	– 3.44%

1.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP Western Asset Core Bond Fund–1

LVIP Western Asset Core Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 14, 2016* to December 31, 2016

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 14, 2016* to December 31, 2016.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16
Actual*
Standard Class Shares	$1,000.00	$966.80	0.50%	$2.30
Service Class Shares	1,000.00	965.60	0.75%	3.44
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,022.62	0.50%	$2.54
Service Class Shares	1,000.00	1,021.37	0.75%	3.81

*

The Fund commenced operations on July 14, 2016. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 171/366 (to reflect the actual since inception).

**	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Western Asset Core Bond Fund–2

LVIP Western Asset Core Bond Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	4.17%
Agency Commercial Mortgage-Backed Securities	1.62%
Agency Mortgage-Backed Securities	23.57%
Corporate Bonds	26.28%
Aerospace & Defense	0.21%
Air Freight & Logistics	0.12%
Airlines	0.09%
Automobiles	0.17%
Banks	6.32%
Beverages	1.20%
Biotechnology	0.42%
Capital Markets	1.50%
Chemicals	0.21%
Commercial Services & Supplies	0.06%
Communications Equipment	0.06%
Construction & Engineering	0.21%
Consumer Finance	0.68%
Diversified Financial Services	0.61%
Diversified Telecommunication Services	1.00%
Electric Utilities	0.87%
Energy Equipment & Services	0.09%
Food & Staples Retailing	0.70%
Food Products	0.67%
Health Care Equipment & Supplies	0.51%
Health Care Providers & Services	0.32%
Hotels, Restaurants & Leisure	0.06%
Household Durables	0.13%
Industrial Conglomerates	0.73%
Insurance	0.28%
Internet & Catalog Retail	0.07%
IT Services	0.33%
Machinery	0.18%
Media	1.00%
Metals & Mining	1.39%
Mortgage Real Estate Investment Trusts	0.16%
Oil, Gas & Consumable Fuels	3.67%
Paper & Forest Products	0.07%
Pharmaceuticals	0.21%
Semiconductors & Semiconductor Equipment	0.09%
Software	0.28%
Specialty Retail	0.07%
Technology Hardware, Storage & Peripherals	0.57%
Tobacco	0.65%

Security Type/Sector	Percentage of Net Assets
Wireless Telecommunication Services	0.32%
Non-Agency Asset-Backed Securities	4.53%
Non-Agency Collateralized Mortgage Obligations	3.33%
Non-Agency Commercial Mortgage-Backed Securities	5.18%
Regional Bonds	0.39%
Sovereign Bonds	2.59%
Supranational Bank	0.04%
U.S. Treasury Obligations	27.89%
Money Market Fund	17.72%
Total Value of Securities	117.31%
Options Written	(0.02%)
Liabilities Net of Receivables and Other Assets	(17.29%)
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*
U.S. Government	48.81%
AAA	6.69%
AA	4.63%
A	13.72%
BBB	9.81%
Not Rated	1.24%
Short-Term Investments	15.10%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligation; U.S. Agency Obligation, Agency mortgage-backed, Agency Commercial Mortgage-Backed and Agency Collateralized Mortgage Obligation securities appear under “U.S. Government”. Discount notes, commercial papers and certificate of deposits appear under “Short-Term Investment”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

IT–Information Technology

LVIP Western Asset Core Bond Fund–3

LVIP Western Asset Core Bond Fund

Statement of Net Assets

December 31, 2016

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.17%
•Fannie Mae Connecticut Avenue Securities Series 2015-C04 2M1 2.456% 4/25/28	926,284	$929,061
Fannie Mae REMICs
•*Series 2010-100 SV 5.874% 9/25/40	3,786,028	745,947
•*Series 2016-60 QS 5.344% 9/25/46	8,531,846	1,530,239
•*Freddie Mac Strips Series 334 S7 5.396% 8/15/44	3,332,492	762,425
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2014-DN1 M2 2.956% 2/25/24	3,610,000	3,693,123
•Series 2014-DN4 M2 3.156% 10/25/24	99,212	99,385
•Series 2015-DNA3 M2 3.606% 4/25/28	5,602,000	5,763,670
•Series 2015-HQ2 M2 2.706% 5/25/25	534,000	541,976
•Series 2015-HQA2 M2 3.556% 5/25/28	672,000	689,752
•Series 2016-DNA1 M2 3.656% 7/25/28	467,000	480,736
•Series 2016-DNA3 M2 2.756% 12/25/28	280,000	282,606
•Series 2016-HQA1 M2 3.506% 9/25/28	6,910,000	7,096,697
•Series 2016-HQA2 M2 3.006% 11/25/28	323,000	329,634
•Series 2016-HQA3 M1 1.556% 3/25/29	8,835,407	8,844,383
•Series 2016-HQA3 M2 2.106% 3/25/29	9,000,000	8,976,838
GNMA
Series 2010-42 PC 5.00% 7/20/39	185,000	203,265
•*Series 2013-74 IO 0.77% 12/16/53	63,610,635	3,267,074
•*Series 2016-128 IO 1.034% 9/16/56	23,806,166	1,971,110
•*Series 2016-135 SB 5.393% 10/16/46	577,884	132,397
•*Series 2016-21 ST 5.411% 2/20/46	3,881,297	817,886
*Series 2016-84 IG 4.50% 11/16/45	7,106,294	1,488,522

Total Agency Collateralized Mortgage Obligations (Cost $49,432,374)		48,646,726

	Principal Amount°	Value (U.S. $)

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.62%
Fannie Mae-Aces
•Series 2016-M11 A2 2.369% 7/25/26	2,080,000	$1,973,386
Series 2016-M11 AL 2.944% 7/25/39	2,594,608	2,534,560
•*◆Freddie Mac Multifamily Structured Pass-Through Certificates 0.931% 9/25/49	55,645,876	3,906,524
FREMF Mortgage Trust
#•Series 2011-K10 B 144A 4.631% 11/25/49	827,000	876,591
#•Series 2011-K13 B 144A 4.61% 1/25/48	255,000	272,345
#•Series 2011-K14 B 144A 5.167% 2/25/47	366,000	400,266
#•Series 2011-K15 B 144A 4.948% 8/25/44	567,000	611,667
#•Series 2012-K22 C 144A 3.811% 8/25/45	584,000	568,127
#•Series 2012-K23 C 144A 3.782% 10/25/45	231,000	224,465
#•Series 2012-K708 B 144A 3.751% 2/25/45	789,000	809,234
#•Series 2013-K25 C 144A 3.743% 11/25/45	589,000	565,352
#•Series 2013-K26 B 144A 3.599% 12/25/45	619,000	628,360
#•Series 2013-K30 C 144A 3.557% 6/25/45	649,000	617,804
#•Series 2013-K31 C 144A 3.741% 7/25/46	1,530,997	1,468,873
#•Series 2013-K33 B 144A 3.502% 8/25/46	509,000	512,512
#•Series 2013-K35 C 144A 3.942% 8/25/23	153,000	148,029
#•Series 2013-K712 B 144A 3.365% 5/25/45	949,000	963,683
#•Series 2013-K713 B 144A 3.165% 4/25/46	550,000	554,363
#•Series 2013-K713 C 144A 3.165% 4/25/46	912,000	894,996
#•Series 2014-K716 C 144A 3.952% 8/25/47	433,000	427,157

Total Agency Commercial Mortgage-Backed Securities (Cost $19,394,412)		18,958,294

AGENCY MORTGAGE-BACKED SECURITIES–23.57%
Fannie Mae S.F. 15 yr 4.00% 1/1/27	1,948,626	2,059,575
Fannie Mae S.F. 15 yr TBA 2.50% 1/1/32	17,700,000	17,728,001

LVIP Western Asset Core Bond Fund–4

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr TBA (continued)
3.00% 1/1/32	15,700,000	$16,110,899
3.50% 1/1/32	5,500,000	5,729,990
Fannie Mae S.F. 30 yr
3.00% 11/1/46	3,589,186	3,569,496
4.00% 11/1/42	2,169,776	2,297,414
4.50% 6/1/38	2,980,794	3,224,603
4.50% 6/1/39	2,572,997	2,780,120
4.50% 10/1/41	1,637,020	1,765,578
4.50% 1/1/42	6,289,419	6,783,040
4.50% 10/1/43	3,211,601	3,476,354
4.50% 8/1/44	5,695,435	6,132,610
4.50% 3/1/46	5,133,362	5,559,204
5.00% 4/1/37	74,587	81,379
5.50% 5/1/34	1,019,432	1,143,321
5.50% 9/1/36	1,379,719	1,547,823
5.50% 1/1/38	4,163,714	4,668,176
5.50% 1/1/39	1,725,629	1,934,396
5.50% 3/1/40	2,753,868	3,087,447
5.50% 3/1/41	1,363,564	1,529,007
5.50% 6/1/41	920,820	1,030,929
5.50% 7/1/41	2,992,288	3,351,665
6.00% 10/1/39	1,682,156	1,938,028
6.00% 4/1/40	133,251	151,006
6.00% 10/1/40	609,746	690,676
6.00% 7/1/41	1,774,148	2,008,015
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/47	33,400,000	33,180,021
3.50% 1/1/47	25,800,000	26,442,985
4.50% 1/1/47	6,800,000	7,313,984
Freddie Mac S.F. 20 yr 3.00% 6/1/36	328,456	332,990
Freddie Mac S.F. 30 yr 4.50% 10/1/35	723,116	779,504
Freddie Mac S.F. 30 yr TBA
3.50% 1/1/47	14,800,000	15,154,355
3.00% 1/1/47	26,800,000	26,611,714
GNMA II S.F. 30 yr TBA
3.00% 1/1/47	40,400,000	40,905,788
4.00% 1/1/47	6,000,000	6,371,836
3.50% 1/1/47	16,800,000	17,463,797

Total Agency Mortgage-Backed Securities (Cost $275,920,502)		274,935,726

CORPORATE BONDS–26.28%
Aerospace & Defense–0.21%
Boeing 4.875% 2/15/20	890,000	968,016
Lockheed Martin
3.55% 1/15/26	1,176,000	1,203,791
4.50% 5/15/36	240,000	255,985

		2,427,792

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Air Freight & Logistics–0.12%
#Aviation Capital Group 144A 6.75% 4/6/21	606,000	$700,687
United Parcel Service 3.125% 1/15/21	660,000	682,521

		1,383,208

Airlines–0.09%
◆American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	277,128	274,357
◆American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27	771,258	760,653

		1,035,010

Automobiles–0.17%
#BMW U.S. Capital 144A 2.80% 4/11/26	1,644,000	1,585,097
Ford Motor 4.75% 1/15/43	180,000	171,516
General Motors 6.75% 4/1/46	191,000	224,757

		1,981,370

Banks–6.32%
#Bank Nederlandse Gemeenten 144A 1.625% 4/19/21	1,294,000	1,260,485
Bank of America
3.30% 1/11/23	3,140,000	3,154,758
4.25% 10/22/26	3,250,000	3,295,903
4.45% 3/3/26	5,611,000	5,793,200
5.00% 1/21/44	2,410,000	2,649,308
BB&T 2.05% 5/10/21	847,000	831,802
#BPCE 144A 5.15% 7/21/24	780,000	794,184
Citigroup
3.30% 4/27/25	3,070,000	3,013,165
4.45% 9/29/27	6,800,000	6,922,427
6.675% 9/13/43	2,050,000	2,607,469
Compass Bank 3.875% 4/10/25	892,000	850,342
Cooperatieve Rabobank
2.50% 1/19/21	648,000	648,268
4.375% 8/4/25	3,250,000	3,340,863
5.25% 8/4/45	780,000	850,701
#•144A 11.00% 12/29/49	1,520,000	1,792,156
Credit Suisse Group Funding Guernsey
3.125% 12/10/20	839,000	837,145
4.55% 4/17/26	2,181,000	2,269,418
HSBC Holdings
3.40% 3/8/21	1,340,000	1,363,410
4.30% 3/8/26	1,270,000	1,318,317
•6.875% 12/29/49	566,000	598,545
JPMorgan Chase & Co.
2.40% 6/7/21	787,000	780,259
3.20% 6/15/26	959,000	939,761
3.30% 4/1/26	724,000	712,211

LVIP Western Asset Core Bond Fund–5

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
3.625% 12/1/27	1,570,000	$1,526,585
4.125% 12/15/26	2,000,000	2,045,462
4.25% 10/1/27	5,238,000	5,393,249
4.95% 6/1/45	50,000	53,440
KFW 1.50% 6/15/21	1,006,000	978,952
Lloyds Banking Group 3.10% 7/6/21	233,000	236,379
Santander UK Group Holdings
2.875% 10/16/20	635,000	630,549
3.125% 1/8/21	810,000	810,405
U.S. Bancorp
2.35% 1/29/21	713,000	715,040
3.60% 9/11/24	1,668,000	1,701,500
•Wachovia Capital Trust III 5.57% 3/29/49	1,850,000	1,817,718
Wells Fargo & Co
3.00% 10/23/26	1,480,000	1,411,319
4.125% 8/15/23	1,860,000	1,926,244
4.30% 7/22/27	404,000	416,072
4.40% 6/14/46	2,750,000	2,638,273
4.60% 4/1/21	1,810,000	1,946,045
4.65% 11/4/44	120,000	118,381
4.75% 12/7/46	1,090,000	1,108,852
4.90% 11/17/45	1,630,000	1,678,119

		73,776,681

Beverages–1.20%
Anheuser-Busch InBev Finance
3.30% 2/1/23	1,070,000	1,090,428
3.65% 2/1/26	5,189,000	5,277,711
4.90% 2/1/46	3,860,000	4,188,702
Diageo Investment 2.875% 5/11/22	700,000	704,719
PepsiCo 4.45% 4/14/46	569,000	607,537
Pernod Ricard
#144A 3.25% 6/8/26	1,423,000	1,368,148
#144A 5.50% 1/15/42	730,000	806,536

		14,043,781

Biotechnology–0.42%
Amgen 3.875% 11/15/21	420,000	440,127
Celgene 3.25% 8/15/22	2,118,000	2,139,595
Gilead Sciences
3.65% 3/1/26	1,190,000	1,207,955
4.75% 3/1/46	1,060,000	1,099,356

		4,887,033

Capital Markets–1.50%
Bank of New York Mellon
2.50% 4/15/21	529,000	529,902
2.80% 5/4/26	806,000	777,132

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Goldman Sachs Group
3.50% 11/16/26	2,700,000	$2,643,305
4.25% 10/21/25	3,970,000	4,040,253
4.75% 10/21/45	1,590,000	1,685,136
5.15% 5/22/45	800,000	844,530
5.25% 7/27/21	1,780,000	1,952,852
6.25% 2/1/41	1,660,000	2,064,690
6.45% 5/1/36	60,000	71,716
6.75% 10/1/37	750,000	928,943
State Street 3.10% 5/15/23	730,000	729,196
#UBS Group Funding Jersey 144A 4.125% 4/15/26	1,176,000	1,205,034

		17,472,689

Chemicals–0.21%
#Equate Petrochemical 144A 4.25% 11/3/26	1,650,000	1,579,941
#OCP 144A 4.50% 10/22/25	957,000	917,585

		2,497,526

Commercial Services & Supplies–0.06%
Waste Management 2.40% 5/15/23	710,000	689,455

		689,455

Communications Equipment–0.06%
Harris
4.854% 4/27/35	580,000	611,205
5.054% 4/27/45	80,000	84,788

		695,993

Construction & Engineering–0.21%
#Mexico City Airport Trust 144A 5.50% 10/31/46	2,690,000	2,427,725

		2,427,725

Consumer Finance–0.68%
Ford Motor Credit
3.096% 5/4/23	966,000	934,211
3.336% 3/18/21	1,439,000	1,450,398
General Motors Financial
3.45% 4/10/22	1,140,000	1,128,731
3.70% 5/9/23	1,090,000	1,074,048
4.375% 9/25/21	643,000	667,702
#Hyundai Capital America 144A 3.00% 3/18/21	1,510,000	1,509,870
Toyota Motor Credit 2.80% 7/13/22	1,225,000	1,236,815

		8,001,775

Diversified Financial Services–0.61%
AerCap Ireland Capital 4.50% 5/15/21	1,590,000	1,651,771

LVIP Western Asset Core Bond Fund–6

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
BP Capital Markets
3.119% 5/4/26	1,820,000	$1,779,674
3.216% 11/28/23	1,520,000	1,536,571
3.245% 5/6/22	600,000	613,129
Citigroup
4.75% 5/18/46	420,000	422,146
5.30% 5/6/44	62,000	67,033
International Lease Finance 8.625% 1/15/22	590,000	710,213
#Temasek Financial I 144A 2.375% 1/23/23	368,000	360,085

		7,140,622

Diversified Telecommunication Services–1.00%
AT&T
3.60% 2/17/23	1,021,000	1,031,069
4.125% 2/17/26	1,901,000	1,928,443
4.35% 6/15/45	240,000	214,676
4.50% 3/9/48	1,400,000	1,263,006
5.65% 2/15/47	1,889,000	2,033,469
#Bharti Airtel 144A 4.375% 6/10/25	1,260,000	1,244,770
Verizon Communications
3.50% 11/1/24	1,450,000	1,447,805
4.862% 8/21/46	260,000	264,494
6.55% 9/15/43	1,760,000	2,205,910

		11,633,642

Electric Utilities–0.87%
Alabama Power 4.30% 1/2/46	709,000	735,456
DTE Energy 3.30% 6/15/22	963,000	980,785
FirstEnergy 7.375% 11/15/31	410,000	529,739
Majapahit Holding 7.75% 1/20/20	1,420,000	1,597,500
Pacific Gas & Electric
5.80% 3/1/37	730,000	893,408
6.05% 3/1/34	2,530,000	3,175,249
Southern
3.25% 7/1/26	1,200,000	1,170,238
4.40% 7/1/46	1,126,000	1,118,311

		10,200,686

Energy Equipment & Services–0.09%
Halliburton
3.80% 11/15/25	820,000	834,559
5.00% 11/15/45	190,000	205,705

		1,040,264

Food & Staples Retailing–0.70%
CVS Health
3.875% 7/20/25	1,920,000	1,984,176
5.125% 7/20/45	1,290,000	1,443,227

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
Walgreens Boots Alliance
3.10% 6/1/23	2,241,000	$2,229,401
3.45% 6/1/26	1,091,000	1,073,059
4.80% 11/18/44	286,000	295,083
Wal-Mart Stores 4.75% 10/2/43	990,000	1,112,730

		8,137,676

Food Products–0.67%
Danone
#144A 2.077% 11/2/21	1,260,000	1,224,976
#144A 2.589% 11/2/23	2,000,000	1,930,110
#144A 2.947% 11/2/26	1,720,000	1,644,826
Kraft Heinz Foods 3.00% 6/1/26	2,242,000	2,109,123
Tyson Foods
3.95% 8/15/24	170,000	173,470
5.15% 8/15/44	660,000	686,870

		7,769,375

Health Care Equipment & Supplies–0.51%
Abbott Laboratories
3.75% 11/30/26	1,160,000	1,154,351
4.75% 11/30/36	870,000	887,264
4.90% 11/30/46	1,440,000	1,483,733
Becton Dickinson and Co.
3.734% 12/15/24	213,000	218,181
4.685% 12/15/44	510,000	530,396
Medtronic
3.50% 3/15/25	850,000	876,190
4.625% 3/15/45	740,000	802,196

		5,952,311

Health Care Providers & Services–0.32%
Aetna
3.20% 6/15/26	1,226,000	1,215,298
4.25% 6/15/36	592,000	595,489
4.375% 6/15/46	290,000	292,397
Anthem 3.125% 5/15/22	320,000	320,555
UnitedHealth Group
3.75% 7/15/25	610,000	632,183
3.875% 10/15/20	610,000	642,720

		3,698,642

Hotels, Restaurants & Leisure–0.06%
McDonald’s 3.70% 1/30/26	690,000	703,803

		703,803

Household Durables–0.13%
Newell Brands
3.15% 4/1/21	230,000	234,297
3.85% 4/1/23	440,000	457,032
4.20% 4/1/26	750,000	783,714

		1,475,043

LVIP Western Asset Core Bond Fund–7

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Industrial Conglomerates–0.73%
General Electric
4.50% 3/11/44	450,000	$484,227
5.55% 5/4/20	362,000	400,526
5.875% 1/14/38	650,000	819,649
6.00% 8/7/19	1,016,000	1,122,951
6.875% 1/10/39	4,060,000	5,735,566

		8,562,919

Insurance–0.28%
American International Group 3.75% 7/10/25	450,000	453,704
Chubb INA Holdings 3.35% 5/3/26	620,000	628,739
MetLife 6.40% 12/15/36	1,200,000	1,299,000
#TIAA Asset Management Finance 144A 2.95% 11/1/19	919,000	935,494

		3,316,937

Internet & Catalog Retail–0.07%
Amazon.com 4.95% 12/5/44	720,000	824,437

		824,437

IT Services–0.33%
Visa
3.15% 12/14/25	1,620,000	1,628,951
4.30% 12/14/45	2,060,000	2,179,805

		3,808,756

Machinery–0.18%
Eaton
2.75% 11/2/22	1,260,000	1,249,615
4.15% 11/2/42	870,000	853,734

		2,103,349

Media–1.00%
21st Century Fox America 4.95% 10/15/45	1,569,000	1,618,656
Charter Communications Operating 4.908% 7/23/25	1,801,000	1,901,368
Comcast
3.15% 3/1/26	4,916,000	4,856,226
3.375% 8/15/25	1,000,000	1,007,131
7.05% 3/15/33	190,000	255,479
Time Warner 3.80% 2/15/27	1,630,000	1,624,121
WPP Finance 2010 5.625% 11/15/43	343,000	369,033

		11,632,014

Metals & Mining–1.39%
Barrick Gold 4.10% 5/1/23	2,110,000	2,167,527
BHP Billiton Finance USA
2.875% 2/24/22	630,000	635,550
5.00% 9/30/43	380,000	425,423
#•144A 6.25% 10/19/75	650,000	706,355

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
BHP Billiton Finance USA (continued)
#•144A 6.75% 10/19/75	920,000	$1,035,000
Glencore Finance Canada
#144A 2.70% 10/25/17	610,000	614,789
#144A 4.25% 10/25/22	350,000	358,333
#Glencore Funding 144A 4.625% 4/29/24	880,000	903,100
Southern Copper 5.25% 11/8/42	2,560,000	2,358,147
Vale Overseas 5.875% 6/10/21	6,729,000	7,065,450

		16,269,674

Mortgage Real Estate Investment Trusts–0.16%
#WEA Finance 144A 3.75% 9/17/24	1,837,000	1,860,444

		1,860,444

Oil, Gas & Consumable Fuels–3.67%
Anadarko Petroleum
4.50% 7/15/44	2,850,000	2,687,986
6.60% 3/15/46	1,200,000	1,485,337
Apache
4.75% 4/15/43	2,700,000	2,791,498
5.10% 9/1/40	400,000	419,930
Chevron 2.954% 5/16/26	1,267,000	1,247,830
CNOOC Finance 2015 Australia 2.625% 5/5/20	488,000	486,808
CNOOC Finance 2015 USA 3.50% 5/5/25	1,900,000	1,850,019
ConocoPhillips 4.30% 11/15/44	750,000	749,045
Devon Energy
3.25% 5/15/22	370,000	368,101
5.00% 6/15/45	1,525,000	1,503,682
5.85% 12/15/25	1,660,000	1,889,256
Ecopetrol 5.875% 5/28/45	4,740,000	4,119,060
Enterprise Products Operating
3.95% 2/15/27	1,283,000	1,316,974
•7.034% 1/15/68	205,000	210,333
Exxon Mobil
3.043% 3/1/26	950,000	949,843
4.114% 3/1/46	1,060,000	1,088,488
Kinder Morgan Energy Partners 4.25% 9/1/24	1,080,000	1,104,688
Noble Energy 5.05% 11/15/44	900,000	905,994
Occidental Petroleum
3.00% 2/15/27	620,000	600,673
3.125% 2/15/22	270,000	276,154
4.10% 2/15/47	790,000	771,462
4.40% 4/15/46	280,000	285,638
4.625% 6/15/45	870,000	907,397
Petroleos Mexicanos 5.50% 6/27/44	790,000	661,388

LVIP Western Asset Core Bond Fund–8

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos (continued)
6.375% 1/23/45	900,000	$823,500
6.625% 6/15/35	2,216,000	2,193,840
#144A 6.875% 8/4/26	365,000	385,988
Regency Energy Partners 5.875% 3/1/22	1,308,000	1,440,419
Schlumberger Holdings
#144A 3.00% 12/21/20	510,000	521,073
#144A 4.00% 12/21/25	970,000	1,017,672
Shell International Finance
1.875% 5/10/21	650,000	635,911
2.875% 5/10/26	604,000	584,653
4.00% 5/10/46	1,990,000	1,907,783
#Sinopec Group Overseas Development 2014 144A 4.375% 4/10/24	830,000	864,037
#Transcontinental Gas Pipe Line 144A 7.85% 2/1/26	3,000,000	3,789,210

		42,841,670

Paper & Forest Products–0.07%
Celulosa Arauco y Constitucion 4.75% 1/11/22	540,000	563,036
Georgia-Pacific 8.875% 5/15/31	190,000	282,171

		845,207

Pharmaceuticals–0.21%
AbbVie 3.60% 5/14/25	410,000	406,827
Actavis Funding
3.80% 3/15/25	590,000	591,728
4.55% 3/15/35	230,000	228,351
4.75% 3/15/45	420,000	413,913
Johnson & Johnson 3.70% 3/1/46	790,000	780,502

		2,421,321

Semiconductors & Semiconductor Equipment–0.09%
KLA-Tencor 4.125% 11/1/21	1,010,000	1,054,351

		1,054,351

Software–0.28%
Microsoft
2.40% 8/8/26	3,400,000	3,216,050
3.45% 8/8/36	40,000	38,094

		3,254,144

Specialty Retail–0.07%
TJX 2.25% 9/15/26	880,000	811,510

		811,510

Technology Hardware, Storage & Peripherals–0.57%
Apple 2.45% 8/4/26	2,950,000	2,772,215
Diamond 1 Finance
#144A 3.48% 6/1/19	1,290,000	1,317,597

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Technology Hardware, Storage & Peripherals (continued)
Diamond 1 Finance (continued)
#144A 4.42% 6/15/21	2,430,000	$2,516,916

		6,606,728

Tobacco–0.65%
Altria Group 5.375% 1/31/44	780,000	904,407
Philip Morris International
2.50% 8/22/22	600,000	587,538
4.50% 3/20/42	240,000	245,458
Reynolds American
4.00% 6/12/22	1,357,000	1,421,049
5.85% 8/15/45	3,710,000	4,409,487

		7,567,939

Wireless Telecommunication Services–0.32%
America Movil
3.125% 7/16/22	950,000	937,829
5.00% 3/30/20	664,000	711,117
#Sprint Spectrum 144A 3.36% 9/20/21	2,100,000	2,109,177

		3,758,123

Total Corporate Bonds (Cost $318,554,173)		306,611,625

NON-AGENCY ASSET-BACKED SECURITIES–4.53%
#•AMMC CLO 16 Series 2015-16A A1 144A 2.381% 4/14/27	2,500,000	2,501,385
#•Apidos CLO XVIII Series 2014-18A A1 144A 2.294% 7/22/26	3,165,000	3,165,424
#•Apidos CLO XXII Series 2015-22A A1 144A 2.381% 10/20/27	3,500,000	3,509,996
#Applebee’s Funding Series 2014-1 A2 144A 4.277% 9/5/44	2,460,000	2,433,775
#•Ares XXXIII CLO Series 2015-1A A1R 144A 2.313% 12/5/25	1,750,000	1,749,125
#Avis Budget Rental Car Funding AESOP Series 2014-1A A 144A 2.46% 7/20/20	1,001,000	998,589
#•BlueMountain CLO Series 2015-1A A1R 144A 2.065% 4/13/27	2,250,000	2,248,875
#•GT Loan Financing I Series 2013-1A A 144A 2.16% 10/28/24	2,850,000	2,848,558
#•Madison Park Funding XI Series 2013-11A C 144A 3.632% 10/23/25	1,100,000	1,105,462

LVIP Western Asset Core Bond Fund–9

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Magnetite IX Series 2014-9A A1 144A 2.302% 7/25/26	495,000	$495,204
#•Magnetite XVIII Series 2016-18A A 144A 2.253% 11/15/28	2,040,000	2,041,138
#•Neuberger Berman CLO XV Series 2013-15A A1 144A 2.28% 10/15/25	2,250,000	2,249,386
•RAMP Trust Series 2005-RS3 M1 1.176% 3/25/35	226,605	226,194
#•Regatta VII Funding Series 2016-1A B2 144A 2.654% 12/20/28	2,750,000	2,706,839
SLM Private Credit Student Loan Trust
•Series 2005-B A4 1.293% 6/15/39	7,920,000	7,174,781
•Series 2006-A A5 1.253% 6/15/39	3,870,000	3,525,082
#•Structured Asset Securities Mortgage Loan Trust Series 2006-GEL3 A3 144A 1.056% 7/25/36	4,900,000	4,741,076
#•TCI-Symphony CLO Series 2016-1A B1 144A 2.718% 10/13/29	2,500,000	2,479,250
#•Venture VII CDO Series 2006-7A A2 144A 1.121% 1/20/22	3,389,620	3,331,169
#•Venture XXIV CLO Series 2016-24A A1D 144A 2.24% 10/20/28	1,750,000	1,751,593
Voya CLO
#•Series 2013-3A A1 144A 2.332% 1/18/26	1,000,000	1,006,009
#•Series 2014-2A A1 144A 2.33% 7/17/26	525,000	525,363

Total Non-Agency Asset-Backed Securities (Cost $52,730,249)		52,814,273

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.33%
Agate Bay Mortgage Trust
#•Series 2015-1 B1 144A 3.82% 1/25/45	467,323	467,892
#•Series 2015-1 B2 144A 3.82% 1/25/45	263,889	260,167
•Bear Stearns ALT-A Trust Series 2004-7 2A1 3.107% 8/25/34	2,558,083	2,602,869
•Homestar Mortgage Acceptance Series 2004-3 M1 1.386% 7/25/34	1,367,760	1,294,976
JPMorgan Mortgage Trust
#•Series 2014-2 B1 144A 3.431% 6/25/29	326,793	323,264

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Mortgage Trust (continued)
#•Series 2014-2 B2 144A 3.431% 6/25/29	121,125	$118,529
#•Series 2014-IVR6 2A4 144A 2.50% 7/25/44	419,000	412,654
#•Series 2015-4 B1 144A 3.629% 6/25/45	439,788	427,228
#•Series 2015-4 B2 144A 3.629% 6/25/45	314,826	300,523
JPMorgan Trust
#•Series 2015-1 B1 144A 2.64% 12/25/44	582,255	576,530
#•Series 2015-1 B2 144A 2.64% 12/25/44	489,646	477,861
#•Series 2015-5 B2 144A 2.896% 5/25/45	483,647	455,500
#•Series 2015-6 B1 144A 3.631% 10/25/45	317,041	312,610
#•Series 2015-6 B2 144A 3.631% 10/25/45	308,315	299,510
•Merrill Lynch Mortgage Investors Trust Series 2005-A8 A3A3 1.126% 8/25/36	2,900,343	2,770,005
#•Mortgage Repurchase Agreement Financing Trust Series 2016-4 A1 144A 1.737% 5/10/19	2,740,000	2,734,046
New Residential Mortgage Loan Trust
#•Series 2014-2A A3 144A 3.75% 5/25/54	3,976,594	4,078,664
#•Series 2015-1A A3 144A 3.75% 5/28/52	2,059,596	2,119,467
#•Series 2015-2A A1 144A 3.75% 8/25/55	633,988	654,610
#•Series 2016-3A A1B 144A 3.25% 9/25/56	3,997,351	4,028,671
#•Series 2016-3A B1 144A 4.00% 9/25/56	5,325,831	5,638,787
#•Series 2016-4A B2 144A 4.75% 11/25/56	2,522,161	2,592,755
•◆Opteum Mortgage Acceptance Asset-Backed Pass Through Certificates Series 2005-1 M5 1.956% 2/25/35	1,921,000	1,889,785
Sequoia Mortgage Trust
•Series 2013-4 B2 3.494% 4/25/43	286,497	282,880
#•Series 2014-2 A4 144A 3.50% 7/25/44	382,000	381,195
#•Series 2015-1 B2 144A 3.881% 1/25/45	333,774	329,947

LVIP Western Asset Core Bond Fund–10

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•◆ Structured Asset Securities Mortgage Pass Through Certificates Series 2004-S3 M1 1.731% 11/25/34	1,067,989	$1,036,979
Towd Point Mortgage Trust
#•Series 2015-6 A1B 144A 2.75% 4/25/55	620,431	620,810
#•Series 2016-1 A1B 144A 2.75% 2/25/55	478,052	479,177
#•Series 2016-2 A1 144A 3.00% 8/25/55	401,818	403,923
#•WinWater Mortgage Loan Trust
Series 2015-3 B1 144A 3.91% 3/20/45	473,831	471,163

Total Non-Agency Collateralized Mortgage Obligations (Cost $39,135,868)		38,842,977

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES– 5.18%
CD Mortgage Trust Series 2016-CD1 A4 2.724% 8/10/49	2,560,000	2,460,003
#•CGBAM Commercial Mortgage Trust Series 2016-IMC D 144A 6.104% 11/15/21	1,130,000	1,143,393
Citigroup Commercial Mortgage Trust
•*Series 2013-GC11 XA 1.816% 4/10/46	18,482,364	1,035,591
Series 2014-GC25 A4 3.635% 10/10/47	889,000	920,540
Series 2015-GC27 A5 3.137% 2/10/48	2,040,000	2,036,836
Series 2016-P3 A4 3.329% 4/15/49	758,000	761,462
COMM Mortgage Trust
#Series 2013-CR6 AM 144A 3.147% 3/10/46	775,000	774,642
Series 2014-CR16 A4 4.051% 4/10/47	774,000	823,253
Series 2014-CR19 A5 3.796% 8/10/47	1,143,000	1,197,545
Series 2014-CR20 A4 3.59% 11/10/47	402,000	415,581
Series 2014-CR20 AM 3.938% 11/10/47	1,580,000	1,633,815
Series 2015-CR23 A4 3.497% 5/10/48	418,000	428,230
•Series 2015-LC19 B 3.829% 2/10/48	870,000	884,942
CSMC Trust
#•Series 2016-BDWN A 144A 3.439% 2/15/29	4,150,000	4,184,159

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust (continued)
#•Series 2016-BDWN B 144A 5.008% 2/15/29	2,850,000	$2,878,098
DB-JPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	925,000	933,736
#•DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.685% 11/10/46	948,000	1,046,217
#GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	1,986,000	2,060,308
GS Mortgage Securities Trust
#•Series 2010-C1 C 144A 5.635% 8/10/43	437,000	465,907
Series 2014-GC24 A5 3.931% 9/10/47	1,448,000	1,528,353
Series 2015-GC32 A4 3.764% 7/10/48	512,000	534,837
#Hudson Yards Mortgage Trust Series 2016-10HY A 144A 2.835% 8/10/38	4,350,000	4,191,035
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	1,795,000	1,865,183
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	1,704,000	1,697,032
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	686,000	692,839
Series 2015-JP1 A5 3.914% 1/15/49	1,248,000	1,315,482
•Series 2016-JP3 C 3.483% 8/15/49	1,140,000	1,035,211
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39	805,371	722,659
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	717,000	747,638
Series 2015-C23 A4 3.719% 7/15/50	1,618,000	1,677,927
Series 2015-C26 A5 3.531% 10/15/48	1,271,800	1,302,663
Series 2016-C29 A4 3.325% 5/15/49	710,000	711,309
•Morgan Stanley Capital I Trust
Series 2015-MS1 A4 3.779% 5/15/48	1,750,000	1,817,324

LVIP Western Asset Core Bond Fund–11

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
#MSCG Trust Series 2016-SNR C 144A 5.205% 11/15/34	1,050,000	$1,049,349
#VNDO Trust Series 2016-350P A 144A 3.805% 1/10/35	1,080,000	1,112,572
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 B 4.142% 10/15/45	474,000	488,745
Series 2015-NXS3 A4 3.617% 9/15/57	645,000	664,347
Series 2016-BNK1 A3 2.652% 8/15/49	3,750,000	3,584,511
•*Series 2016-BNK1 XA 1.809% 8/15/49	18,072,400	2,421,419
•*Series 2016-C36 XA 1.382% 11/15/59	43,217,986	3,975,346
•Series 2016-C37 C 4.495% 12/15/49	1,220,000	1,190,858

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $63,009,271)		60,410,897

ΔREGIONAL BONDS–0.39%
Canada–0.27%
Province of British Columbia Canada 2.25% 6/2/26	1,445,000	1,376,300
Province of Manitoba Canada 2.125% 6/22/26	872,000	814,479
Province of Quebec Canada 2.50% 4/20/26	959,000	924,196

		3,114,975

Japan–0.12%
Japan Finance Organization For Municipalities #144A 2.125% 4/13/21	1,468,000	1,436,736

		1,436,736

Total Regional Bonds (Cost $4,843,709)		4,551,711

ΔSOVEREIGN BONDS–2.59%
Colombia–0.23%
Colombia Government International Bond 5.625% 2/26/44	2,550,000	2,639,250

		2,639,250

Indonesia–0.23%
Indonesia Government International Bond
4.625% 4/15/43	950,000	926,553
#144A 4.875% 5/5/21	290,000	307,722
5.125% 1/15/45	1,440,000	1,440,874

		2,675,149

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Mexico–1.37%
Mexico Government International Bond
4.00% 10/2/23	4,000,000	$4,019,600
4.75% 3/8/44	1,400,000	1,276,520
5.55% 1/21/45	10,480,000	10,755,100

		16,051,220

Peru–0.25%
Peruvian Government International Bond 6.55% 3/14/37	2,330,000	2,936,965

		2,936,965

Poland–0.51%
Poland Government International Bond 4.00% 1/22/24	5,760,000	5,904,743

		5,904,743

Total Sovereign Bonds (Cost $33,757,387)		30,207,327

SUPRANATIONAL BANK–0.04%
FMS Wertmanagement 1.375% 6/8/21	476,000	460,134

Total Supranational Bank (Cost $478,339)		460,134

U.S. TREASURY OBLIGATIONS–27.89%
U.S. Treasury Bonds
2.25% 8/15/46	400,000	336,344
2.50% 2/15/46	1,200,000	1,066,618
3.00% 5/15/45	38,230,000	37,722,994
3.00% 11/15/45	29,170,000	28,778,014
U.S. Treasury Inflation Indexed Notes
0.125% 4/15/21	9,199,678	9,258,345
0.125% 7/15/26	10,114,854	9,786,849
0.625% 1/15/26	3,652,215	3,686,352
1.00% 2/15/46	12,028,040	12,091,620
U.S. Treasury Notes
1.125% 6/30/21	157,251,000	152,217,081
1.125% 7/31/21	36,090,000	34,890,982
1.625% 11/30/20	35,740,000	35,601,079

Total U.S. Treasury Obligations (Cost $338,992,165)		325,436,278

LVIP Western Asset Core Bond Fund–12

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–17.72%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.36%)	206,708,558	$206,708,558

Total Money Market Fund (Cost $206,708,558)		206,708,558

TOTAL VALUE OF SECURITIES BEFORE OPTIONS WRITTEN–117.31% (Cost $1,402,957,007)		$1,368,584,526

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(0.02%)
Futures Call Options–(0.02%)
U.S. Treasury 5 yr Notes strike price $117.75, expiration date 01/27/17 (GS)	(438)	$(157,406)
U.S. Treasury 5 yr Notes strike price $120, expiration date 01/27/17 (GS)	(231)	(3,610)
U.S. Treasury Bond strike price $150, expiration date 01/27/17 (GS)	(48)	(97,500)
U.S. Treasury Bond strike price $151, expiration date 01/27/17 (GS)	(16)	(24,000)

Total Options Written (Premium received $208,391)		(282,516)

«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(17.29%)		(201,668,278)

NET ASSETS APPLICABLE TO 121,610,934 SHARES OUTSTANDING–100.00%		$1,166,633,732

NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND STANDARD CLASS ($1,166,624,076 / 121,609,927 Shares)	$9.593

NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND SERVICE CLASS ($9,656 / 1,007 Shares)	$9.593**

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2016:
Shares of beneficial interest (unlimited authorization–no par)	$1,210,156,528
Undistributed net investment income	588,591
Accumulated net realized loss on investments	(14,371,956)
Net unrealized depreciation of investments, foreign currencies and derivatives	(29,739,431)

Total net assets	$1,166,633,732

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2016, the aggregate value of Rule 144A securities was $143,335,061, which represents 12.29% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2016. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

**	Net asset value per share does not recalculate exactly, due to rounding.

«

Includes $3,345,976 cash collateral held at broker for futures contracts, $3,131,706 cash collateral held at broker for swap contracts, $213,482,212 payable for securities purchased, $1,329,548 payable for fund shares redeemed, $432,755 due to manager and affiliates as of December 31, 2016.

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LVIP Western Asset Core Bond Fund–13

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

The following futures contracts and swap contracts were outstanding at December 31, 2016:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1,065)	90 Day IMM Eurodollar - Interest Rate Contract	$(263,503,201)	$(263,481,000)	3/14/17	$ 22,201
245	U.S. Treasury 2 yr Note - Interest Rate Contract	53,139,001	53,088,438	4/1/17	(50,563)
2,953	U.S. Treasury 5 yr Note - Interest Rate Contract	348,230,047	347,461,977	4/1/17	(768,070)
(651)	U.S. Treasury 10 yr Note - Interest Rate Contract	(81,104,725)	(80,907,094)	3/23/17	197,631
(52)	U.S. Treasury 10 yr Ultra Note - Interest Rate Contract	(6,989,893)	(6,971,250)	3/23/17	18,643
(110)	U.S. Treasury Long Bond - Interest Rate Contract	(16,442,951)	(16,572,188)	3/23/17	(129,237)
150	U.S. Treasury Ultra Bond - Interest Rate Contract	23,637,136	24,037,500	3/23/17	400,364

					$(309,031)

Swap Contracts

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value[2]	Fixed Interest Rate Received	Floating Interest Rate Paid	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
CME-GCM 6 yr IRS	56,000,000	0.997%	1.900%	11/30/22	$(2,201,813)	$2,754,531
CME-MSC 7 yr IRS	79,104,000	0.997%	1.266%	5/15/23	1,728,146	2,355,112

						$5,109,643

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

BAML–Bank of America Merrill Lynch

BB–Barclays Bank

CDO–Collateralized Debt Obligation

CLO–Collateralized Loan Obligation

CME–Chicago Mercantile Exchange Inc.

DB–Deutsche Bank

FREMF–Freddie Mac Multifamily

GCM–Greenwhich Capital Management

GNMA–Government National Mortgage Association

GS–Goldman Sachs

HSBC–Hong Kong Shanghai Bank

IMM–International Monetary Market

IRS–Interest Rate Swap

IT–Information Technology

JPM–JPMorgan

LB–Lehman Brothers

MSC–Morgan Stanley Capital

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

TBA–To be announced

UBS–Union Bank of Switzerland

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Western Asset Core Bond Fund–14

LVIP Western Asset Core Bond Fund

Statement of Operations

July 14 2016* to December 31, 2016

LVIP Western Asset Core Bond Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Interest	$10,199,382
Dividends	190,688

10,390,070

EXPENSES:
Management fees	2,214,772
Accounting and administration expenses	113,914
Professional fees	52,606
Custodian fees	39,565
Pricing fees	15,531
Trustees’ fees and expenses	9,402
Reports and statements to shareholders	4,154
Consulting fees	713
Distribution fees-Service Class	12
Other	1,087

Total operating expenses	2,451,756

NET INVESTMENT INCOME	7,938,314

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(23,759,787)
Futures contracts	9,056,311
Options purchased	(82,975)
Options written	1,205,717
Swap contracts	(86,230)

Net realized loss	(13,666,964)

Net change in unrealized appreciation (depreciation) of:
Investments	(34,372,481)
Futures contracts	(309,031)
Options written	(74,125)
Swap contracts	5,016,206

Net change in unrealized appreciation (depreciation)	(29,739,431)

NET REALIZED AND UNREALIZED LOSS	(43,406,395)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(35,468,081)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

7/14/16* to 12/31/16

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,938,314
Net realized loss	(13,666,964)
Net change in unrealized appreciation (depreciation)	(29,739,431)

Net decrease in net assets resulting from operations	(35,468,081)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,054,658)
Service Class	(63)

(8,054,721)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,408,780,954
Service Class	10,000
Net asset value of shares issued upon reinvestment of dividend and distributions:
Standard Class	8,054,658
Service Class	63

1,416,845,675

Cost of shares redeemed:
Standard Class	(206,689,141)

(206,689,141)

Increase in net assets derived from capital share transactions	1,210,156,534

NET INCREASE IN NET ASSETS	1,166,633,732
NET ASSETS:
Beginning of period	—

End of period	$1,166,633,732

Undistributed net investment income	$588,591

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Western Asset Core Bond Fund–15

LVIP Western Asset Core Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period were as follows:

	LVIP Western Asset Core Bond Fund
	Standard Class 7/14/16[1] to 12/31/16	Service Class 7/14/16[1] to 12/31/16

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.074	0.062
Net realized and unrealized loss	(0.406)	(0.406)

Total from investment operations	(0.332)	(0.344)

Less dividends and distributions from:
Net investment income	(0.075)	(0.063)

Total dividends and distributions	(0.075)	(0.063)

Net asset value, end of period	$9.593	$9.593

Total return[3]	(3.32% )	(3.44% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,166,624	$10
Ratio of expenses to average net assets	0.50%	0.75%
Ratio of net investment income to average net assets	1.61%	1.36%
Portfolio turnover	182% [4]	182% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP Western Asset Core Bond Fund–16

LVIP Western Asset Core Bond Fund

Notes to Financial Statements

December 31, 2016

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 89 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Western Asset Core Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask price, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions expected to be taken on the Fund’s federal income tax return for tax year ended December 31, 2016 and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period July 14, 2016* through December 31, 2016, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Western Asset Core Bond Fund–17

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period July 14, 2016* through December 31, 2016.

* Date of commencement of operations.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $2 billion of the average daily net assets of the Fund and 0.35% of the average daily net assets in excess of $2 billion.

Western Asset Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period July 14, 2016* through December 31, 2016, costs for these administrative and legal services were as follows:

Administrative	$20,559
Legal	4,315

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board.

At December 31, 2016, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$432,753
Distribution fees payable to LFD	2

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

* Date of commencement of operations.

3. Investments

For the period July 14, 2016* through December 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

LVIP Western Asset Core Bond Fund–18

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Purchases other than U.S. government securities	$1,411,994,148
Purchases of U.S. government securities	709,557,099
Sales other than U.S. government securities	1,271,931,174
Sales of U.S. government securities	567,171,438

At December 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,405,019,566

Aggregate unrealized appreciation	$1,068,022
Aggregate unrealized depreciation	(37,503,062)

Net unrealized depreciation	$(36,435,040)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Total
Agency Collateralized Mortgage Obligations	$—	$48,646,726	$48,646,726
Agency Commercial Mortgage-Backed Securities	—	18,958,294	18,958,294
Agency Mortgage-Backed Securities	—	274,935,726	274,935,726
Corporate Bonds	—	306,611,625	306,611,625
Non-Agency Asset-Backed Securities	—	52,814,273	52,814,273
Non-Agency Collateralized Mortgage Obligations	—	38,842,977	38,842,977
Non-Agency Commercial Mortgage-Backed Securities	—	60,410,897	60,410,897
Regional Bonds	—	4,551,711	4,551,711
Sovereign Bonds	—	30,207,327	30,207,327
Supranational Banks	—	460,134	460,134
U.S. Treasury Obligations	—	325,436,278	325,436,278
Money Market Fund	206,708,558	—	206,708,558

Total	$206,708,558	$1,161,875,968	$1,368,584,526

Options Written	$(282,516)	$—	$(282,516)

Futures Contracts	$(309,031)	$—	$(309,031)

Swap Contracts	$—	$5,109,643	$5,109,643

There were no Level 3 investments at the end of the period.

LVIP Western Asset Core Bond Fund–19

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the period July 14, 2016* through December 31, 2016, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period July 14, 2016* through ended December 31, 2016 was as follows:

7/14/16* to 12/31/16
Ordinary income	$8,054,721

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,210,156,528
Undistributed ordinary income	509,032
Capital loss carryforwards	(12,692,553)
Net unrealized depreciation	(31,339,275)

Net assets	$1,166,633,732

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of mark-to-market of futures contracts and swap contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown gain (loss) on asset- and mortgage-backed securities, swap contracts and disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the period July 14, 2016* through December 31, 2016, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in capital
$704,998	$(704,992)	$(6)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2016, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$12,692,553	$—	$12,692,553

LVIP Western Asset Core Bond Fund–20

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

7/14/16* to 12/31/16
Shares sold:
Standard Class	141,829,778
Service Class	1,000
Shares issued upon reinvestment of dividends and distributions:
Standard Class	841,042
Service Class	7

142,671,827

Shares redeemed:
Standard Class	(21,060,893)
Service Class	—

(21,060,893)

Net increase	121,610,934

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the period July 14, 2016* through December 31, 2016, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities; and to reduce transaction costs.

Options Contracts–During the period July 14, 2016* through December 31, 2016, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject

LVIP Western Asset Core Bond Fund–21

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2016, the Fund entered into options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to facilitate investments in portfolio securities; and to receive premiums for writing options.

Transactions in options written during the period July 14, 2016* through December 31, 2016 for the Fund were as follows:

	Number of Contracts	Premium
Options outstanding at July 14, 2016*	—	$—
Options written	(4,061)	(1,178,716)
Options expired	3,328	970,325

Options outstanding at December 31, 2016	(733)	$(208,391)

* Date of commencement of operations.

Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2016, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2016 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Options contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(282,516)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	638,839	Liabilities net of receivables and other assets	(947,870)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	5,109,643	Liabilities net of receivables and other assets	—

Total		$5,748,482		$(1,230,386)

LVIP Western Asset Core Bond Fund–22

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the period July 14, 2016* through December 31, 2016 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 9,056,311	$ (309,031)
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,205,717	(74,125)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(82,975)	—
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(86,230)	5,016,206

Total		$10,092,823	$4,633,050

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the period July 14, 2016* through December 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$421,774,773	$239,893,475
Interest rate swap contracts (average notional value)	85,679,729	—
Options contracts (average notional value)	7,362	156,051

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative asset and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2016, the Fund had no assets and liabilities subject to offsetting provisions.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP Western Asset Core Bond Fund–23

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the “Act”), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. Rule 144A securities are identified on the Statement of Net Assets.

9. In-Kind Subscriptions

During the year ended December 31, 2016, the Fund issued 93,977,488 Standard Class shares in exchange for securities valued at $939,774,879 as part of a subscription request.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments are effective for the Fund for periods ending after August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

12. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Western Asset Core Bond Fund–24

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Western Asset Core Bond Fund

We have audited the accompanying statement of net assets of the LVIP Western Asset Core Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2016, and the related statement of operations, statement of changes in net assets and the financial highlights for the period July 14, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Western Asset Core Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period July 14, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

February 23, 2017

Philadelphia, Pennsylvania

LVIP Western Asset Core Bond Fund–25

LVIP Western Asset Core Bond Fund

Other Fund Information (unaudited)

Tax Information

For the period July 14, 2016* through December 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

* Date of commencement of operations.

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On March 7-8, 2016, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the approval of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the approval of the subadvisory agreement with Western Asset Management Company (“Western”) (collectively, with the investment management agreement, the “Advisory Agreements”) for a new series of the Trust (the “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Western prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Western provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including an in-person presentation by representatives of Western and Western’s responses to LIAC’s request for proposal. The Board noted that LIAC provided management services to other funds in the Trust. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Western provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and employees of Lincoln Life, LIAC and Western to consider the approval of the Advisory Agreements.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be approved. In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the approval of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services expected to be provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board considered that LIAC provided services to the other funds in the Trust and that the Board had reviewed extensive information provided by LIAC in connection with the August/September 2015 contract renewal process. The Board considered LIAC’s reasons for proposing the Fund. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel provide services to the other funds in the Trust on behalf of LIAC and that Lincoln Life was proposed to provide administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were expected to be satisfactory.

Performance. With respect to performance, the Board considered that the Fund had not commenced operations.

Management Fee. The Board reviewed the Fund’s investment management fee schedule and estimated net expense ratio and reviewed information comparing the investment management fee and estimated net expense ratio to that of a peer group provided by LIAC based on information provided by Morningstar. The Board considered that LIAC agreed to add a breakpoint to the investment management fee schedule. The Board noted that the Fund’s investment management fee schedule was within range of the median investment management fee of the peer group provided by LIAC. In light of the nature, quality and extent of services to be provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the that the Fund had not yet commenced operations, that LIAC had agreed to a breakpoint to the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

LVIP Western Asset Core Bond Fund–26

LVIP Western Asset Core Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Profitability. The Board also reviewed the estimated profitability analysis to LIAC with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board considered materials provided during the August/September 2015 contract renewal process as to any such benefits to LIAC and its affiliates. Lincoln Life and its affiliated insurance companies (“Lincoln Insurance Companies”) receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the proposed sub-advisory agreement between LIAC and Western with respect to the Fund, the Board considered the nature, extent and quality of services to be provided by Western under the proposed sub-advisory agreement. The Board considered LIAC’s description of its sub-adviser selection due diligence process and analysis shared with the Board. The Board also considered the backgrounds of the investment team proposed to service the Fund and Western’s investment philosophy. The Board considered LIAC’s view that Western was known for strong macro-economic analysis, was well resourced in fixed income research and analytics, had made significant improvement in risk management and sell discipline, and displayed a tactical approach in managing portfolio risk in volatile markets. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar policies, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Western were expected to be satisfactory.

Performance. With respect to performance, the Board considered that the Fund had not commenced operations. The Board considered performance information including a comparison of the total return of a fund managed by Western in a strategy similar to that proposed for the Fund, compared to another bond fund and the Barclays U.S. Aggregate Bond Index for various periods. The Board concluded that the services to be provided by Western were expected to be acceptable.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains a breakpoint. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Western, an unaffiliated third party and that LIAC would compensate Western from its fees. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability and Fallout Benefits. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Western, an unaffiliated third party, and that LIAC would compensate Western from its fees. The Board reviewed materials provided by Western as to additional benefits it may receive and noted Western’s statement that it may receive research from brokers with which it executes trades.

Conclusion. Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements are in the best interests of the Fund.

LVIP Western Asset Core Bond Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	92	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013); LaSalle University Board of Trustees

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	92	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	92	N/A

LVIP Western Asset Core Bond Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jayson R. Bronchetti[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1979	President	President since April 2016	President, Lincoln Investment Advisors Corporation; Senior Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

LVIP Western Asset Core Bond Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Ronald A. Holinsky, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1970	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation, Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Formerly, Vice President and Deputy General Counsel, Janney Montgomery Scott LLC; Chief Legal Officer, Janney Capital Management, LLC	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 92 Series of the Lincoln Variable Insurance Products Trust, which includes 3 new series commencing operations in 2017.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Western Asset Core Bond Fund–30

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that [Thomas A. Leonard] is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designees’ duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $2,087,339 for 2016 and $1,967,300 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $92,610 for 2016 and $89,360 for 2015.

These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $305,685 for 2016 and $234,780 for 2015.

These tax services were comprised of tax compliance services, PFIC analyzer services and India tax compliance.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,029,443 for 2016 and $955,288 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Lincoln Variable Insurance Products Trust

By (Signature and Title)* /s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date 2/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date 2/17/2017

By (Signature and Title)* /s/ William P. Flory, Jr
William P. Flory, Jr., Chief Accounting Officer
(principal financial officer)

Date 2/23/2017

* Print the name and title of each signing officer under his or her signature.